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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Colony Capital, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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MERGERS PROPOSED—YOUR VOTE IS VERY IMPORTANT

Dear Stockholders:

                On June 2, 2016, NorthStar Asset Management Group Inc., which we refer to as NSAM, Colony Capital, Inc., which we refer to as Colony, and NorthStar Realty Finance Corp., which we refer to as NRF, and certain subsidiary entities of NSAM and NRF entered into an Agreement and Plans of Merger, which agreement, as amended from time to time, we refer to as the merger agreement, pursuant to which NSAM, Colony and NRF will combine in an all-stock merger of equals resulting in a combined company with an internally managed, diversified real estate and investment management platform. We refer to the mergers contemplated by the merger agreement as the Mergers.

                We currently expect that NSAM stockholders will own approximately 32.85%, Colony stockholders will own approximately 33.25% and NRF stockholders will own approximately 33.90% of the combined company upon the closing of the Mergers, on a fully diluted basis, excluding the effect of certain equity-based awards issuable in connection with the Mergers.

                Under the terms of the merger agreement, NSAM will redomesticate as a Maryland corporation by merging with and into its wholly owned subsidiary, Colony NorthStar, Inc., which we refer to as Colony NorthStar, with Colony NorthStar surviving, which we refer to as the Redomestication merger. Colony NorthStar will elect to be treated as a real estate investment trust, or REIT, effective January 1, 2017. Following internal reorganization transactions by NRF described in the attached joint proxy statement/prospectus, NRF, and then Colony, will merge with and into Colony NorthStar, with Colony NorthStar surviving as the publicly traded parent company for the combined company.

                Common stockholders of NSAM will receive one share of Colony NorthStar class A common stock for each share of NSAM common stock they own. Subject to adjustment only under certain limited circumstances as set forth in the merger agreement, common stockholders of Colony (both class A and class B) will receive 1.4663 shares of Colony NorthStar class A or class B common stock, respectively, for each share of Colony common stock they own, and common stockholders of NRF will receive 1.0996 shares of Colony NorthStar class A common stock for each share of NRF common stock they own. No fractional shares will be issued in connection with the Mergers and the applicable stockholders will receive cash in lieu of any fractional shares. Holders of each series of preferred stock of Colony and NRF will receive one share of a series of preferred stock of Colony NorthStar with substantially the same terms for each share of Colony or NRF preferred stock they own.

                In addition, prior to the closing of the Mergers, NSAM expects its board of directors to declare a special cash dividend in an aggregate amount of $228 million to common stockholders of NSAM as of a record date prior to the effective time of the Redomestication merger, which we refer to as the NSAM special dividend. Neither the NSAM special dividend nor the Redomestication merger with Colony NorthStar is conditioned on the other.

                The receipt of shares of Colony NorthStar stock as merger consideration is generally expected to be tax-free to the common stockholders of NSAM, Colony and NRF, except with respect to any cash received for fractional shares. Shares of Colony NorthStar class A common stock and each series of Colony NorthStar preferred stock are expected to be listed on the New York Stock Exchange. Colony NorthStar's class A common stock is expected to be listed on the New York Stock Exchange under the trading symbol "CLNS." Although the number of shares of Colony NorthStar common stock that Colony common stockholders and NRF common stockholders will receive in connection with the Mergers is generally fixed and may be adjusted only under certain limited circumstances as set forth in the merger agreement, the market value of the Colony and NRF merger consideration will fluctuate with the market price of NSAM common stock. We urge you to obtain current market quotations for NSAM common stock (trading symbol "NSAM"), Colony class A common stock (trading symbol "CLNY") and NRF common stock (trading symbol "NRF").

                Upon the closing of the Mergers, the Colony NorthStar board will consist of 10 members, of whom five will be designated by NSAM and NRF and five will be designated by Colony. Eight of the 10 members of Colony NorthStar's board will be independent directors. The Companies have announced that NSAM and NRF intend to designate David T. Hamamoto (current Executive Chairman of NSAM and Chairman of NRF), Jon A. Fosheim, Douglas Crocker II and two existing independent directors of NSAM and NRF as members of the Colony NorthStar board and Colony intends to designate Thomas J. Barrack, Jr. (current Executive Chairman of Colony) and four other existing independent directors of Colony, Nancy A. Curtin, George G. C. Parker, John A. Somers and John L. Steffens, as members of the Colony NorthStar board. Upon the closing of the Mergers, Thomas J. Barrack, Jr. will be Executive Chairman, David T. Hamamoto will be Executive Vice Chairman, Richard B. Saltzman will be Chief Executive Officer, Darren J. Tangen will be Chief Financial Officer and Mark M. Hedstrom will be Chief Operating Officer.

                NSAM, Colony and NRF will each hold a special meeting of stockholders in connection with the Mergers. NSAM, Colony and NRF common stockholders will each be asked to vote to adopt the merger agreement and/or approve the Mergers, which we refer to as the merger proposals, as well as approve other related matters, as described in the attached joint proxy statement/prospectus. Adoption of the applicable merger proposals described in the joint proxy statement/prospectus requires the affirmative vote of the holders of a majority of the outstanding shares of each of NSAM common stock and NRF common stock, and, in the case of Colony, a majority of the votes entitled to be cast by Colony common stockholders at the special meeting. Common stockholders of NSAM, Colony and NRF will be asked to approve certain provisions of the Colony NorthStar charter that will be implemented in connection with the Redomestication merger, which we refer to as the charter proposals. In addition, common stockholders of NSAM, Colony and NRF will be asked to approve, by a non-binding advisory vote, as applicable, the compensation that may become payable to the NSAM, Colony or NRF named executive officers in connection with the Mergers, which we refer to as the compensation proposals. Common stockholders of NSAM, Colony and NRF will also be asked to approve one or more adjournments of their company's special meeting, if necessary or appropriate, as determined by each of NSAM, Colony and NRF, respectively, including adjournments to permit further solicitation of proxies in favor of the merger proposals and other proposals to be presented to stockholders, which we refer to as the adjournment proposals.

                Holders of NSAM performance common stock, holders of Colony preferred stock and holders of NRF preferred stock are not entitled to, and are not requested to, vote at the NSAM special meeting, Colony special meeting or NRF special meeting, as applicable. As discussed in the attached joint proxy statement/prospectus, NSAM stockholders, Colony stockholders and NRF stockholders are not entitled to appraisal rights in connection with the Mergers.

                The special meeting of NSAM common stockholders will be held on December 20, 2016 at Morgan Stanley, located at 522 5th Avenue, Conference Room 3A, New York, New York 10036, commencing at 10:00 a.m. (Eastern Time). The special meeting of Colony stockholders will be held on December 20, 2016 at Morgan Stanley, located at 522 5th Avenue, Conference Room 3A, New York, New York 10036, commencing at 11:00 a.m. (Eastern Time). The special meeting of NRF stockholders will be held on December 20, 2016 at Morgan Stanley, located at 522 5th Avenue, Conference Room 3A, New York, New York 10036, commencing at 9:00 a.m. (Eastern Time).

                The board of directors of NSAM, following the unanimous recommendation of a special committee of the board of directors of NSAM, recommends that NSAM common stockholders vote "FOR" the NSAM merger proposal, "FOR" the NSAM charter proposal, "FOR" the NSAM compensation proposal and "FOR" the NSAM adjournment proposal.

                The board of directors of Colony unanimously recommends that Colony common stockholders vote "FOR" the Colony merger proposal, "FOR" the Colony charter proposal, "FOR" the Colony compensation proposal and "FOR" the Colony adjournment proposal.

                The board of directors of NRF, following the unanimous recommendation of a special committee of the board of directors of NRF, recommends that NRF common stockholders vote "FOR" the NRF merger proposal, "FOR" the NRF charter proposal, "FOR" the NRF compensation proposal and "FOR" the NRF adjournment proposal.

                The attached joint proxy statement/prospectus describes the special meetings of each NSAM, Colony and NRF, the merger agreement and transactions contemplated thereby, the documents related to the Mergers and other related matters. Please read carefully the entire joint proxy statement/prospectus, including "Risk Factors" beginning on page 61 of this joint proxy statement/prospectus, for a discussion of the risks relating to the Mergers. You also can obtain information about NSAM, Colony and NRF from documents that each has filed with the Securities and Exchange Commission.

                We enthusiastically support this combination of our companies and join with our boards in recommending you vote "FOR" the approval of the proposals in this joint proxy statement/prospectus.

                Sincerely,

David T. Hamamoto Executive Chairman NorthStar Asset Management Group Inc.	Thomas J. Barrack, Jr. Executive Chairman Colony Capital, Inc.	Jonathan A. Langer Chief Executive Officer and President NorthStar Realty Finance Corp.

                Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued in connection with the Mergers or passed upon the adequacy or accuracy of this joint proxy statement/prospectus. Any representation to the contrary is a criminal offense.

                The date of this joint proxy statement/prospectus is November 18, 2016, and it is first being mailed or otherwise delivered to the stockholders of NSAM, Colony and NRF on or about November 18, 2016.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on December 20, 2016

To the Stockholders of NorthStar Asset Management Group Inc.:

                NorthStar Asset Management Group Inc., a Delaware corporation, which we refer to as NSAM, will hold a special meeting of NSAM common stockholders, commencing at 10:00 a.m. (Eastern Time), on December 20, 2016 at Morgan Stanley, located at 522 5th Avenue, Conference Room 3A, New York, New York 10036, which we refer to as the NSAM special meeting, to consider and vote on the following matters:

1.
a proposal to approve the merger of NSAM with and into Colony NorthStar, Inc., which we refer to as Colony NorthStar, with Colony NorthStar surviving the merger, which we refer to as the Redomestication merger, and to adopt the Agreement and Plans of Merger, dated as of June 2, 2016, among NSAM, NorthStar Realty Finance Corp., which we refer to as NRF, Colony Capital, Inc., which we refer to as Colony, Colony NorthStar, New Sirius Inc., NorthStar Realty Finance Limited Partnership, Sirius Merger Sub-T, LLC and New Sirius Merger Sub, LLC, as amended from time to time, which we refer to as the merger agreement, pursuant to which NSAM, Colony and NRF through a series of transactions will merge with and into Colony NorthStar as more fully described in this joint proxy statement/prospectus (we refer to the foregoing mergers as the Mergers and the foregoing proposal as the NSAM merger proposal);

2.
a proposal to approve a provision in the Colony NorthStar charter containing certain Colony NorthStar stock ownership and transfer restrictions, including a prohibition on any person actually or constructively owning more than 9.8% in value of the aggregate of the outstanding shares of Colony NorthStar's capital stock, or 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Colony NorthStar class A common stock, class B common stock and performance common stock, unless the Colony NorthStar board exempts the person from such ownership limitations (we refer to the foregoing proposal as the NSAM charter proposal);

3.
a proposal to approve, by non-binding, advisory vote, the compensation that may become payable to the NSAM named executive officers in connection with the Mergers, which we refer to as the NSAM compensation proposal; and

4.
a proposal to adjourn the NSAM special meeting, if necessary or appropriate, as determined by NSAM, to solicit additional proxies in favor of the NSAM merger proposal, the NSAM charter proposal and the NSAM compensation proposal, which we refer to as the NSAM adjournment proposal.

                We have fixed the close of business on November 2, 2016 as the record date for the NSAM special meeting. Only NSAM common stockholders of record at that time are entitled to notice of, and to vote at, the NSAM special meeting or any adjournment or postponement of the NSAM special meeting. As described in this joint proxy statement/prospectus, we cannot complete the Mergers described above unless holders of a majority of the outstanding shares of NSAM common stock who are entitled to vote at the NSAM special meeting vote to approve the NSAM merger proposal and the NSAM charter proposal.

                Your proxy is being solicited by the board of directors of NSAM, which we refer to as the NSAM board. The NSAM board, following the unanimous recommendation of a special committee of the NSAM board, comprised entirely of independent directors who are not also directors of NRF, which we refer to as the NSAM special committee, has: (i) determined that each of the merger agreement, the transactions contemplated by the merger agreement, including the Mergers, the Colony NorthStar charter and the other related matters and agreements described in this joint proxy statement/prospectus are advisable, fair to and in the best interests of NSAM and its stockholders; and (ii) approved, adopted and declared advisable the Redomestication merger, the merger agreement, the Colony NorthStar charter and other related matters as described in this joint proxy statement/prospectus, as well as the other agreements related to the foregoing. Accordingly, the NSAM board, following the unanimous recommendation of the NSAM special committee, recommends that you vote "FOR" the NSAM merger proposal, "FOR" the NSAM charter proposal, "FOR" the NSAM compensation proposal and "FOR" the NSAM adjournment proposal.

                Your vote is very important. Regardless of whether you plan to attend the NSAM special meeting, please vote as soon as possible. If you hold stock in your name as a stockholder of record of NSAM, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid return envelope. If you hold your stock in "street name" through a broker or other nominee, please follow the instructions on the voting instruction card furnished by such firm.

                The enclosed joint proxy statement/prospectus provides a detailed description of the NSAM special meeting, the Mergers, the documents related to the Mergers and other related matters. We urge you to read the joint proxy statement/prospectus, including any documents incorporated in the joint proxy statement/prospectus by reference, and its annexes carefully and in their entirety.

                If you have any questions regarding the accompanying joint proxy statement/prospectus, you may contact MacKenzie Partners, Inc., NSAM's proxy solicitor, by calling toll-free (800) 322-2885.

BY ORDER OF THE BOARD OF DIRECTORS,

David T. Hamamoto Executive Chairman NorthStar Asset Management Group Inc.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on December 20, 2016

To the Stockholders of Colony Capital, Inc.:

                Colony Capital, Inc., a Maryland corporation, which we refer to as Colony, will hold a special meeting of Colony common stockholders, commencing at 11:00 a.m. (Eastern Time), on December 20, 2016, at Morgan Stanley, located at 522 5th Avenue, Conference Room 3A, New York, New York 10036, which we refer to as the Colony special meeting, to consider and vote on the following matters:

1.
a proposal to approve the merger of Colony with and into Colony NorthStar, Inc., which we refer to as Colony NorthStar, with Colony NorthStar surviving the merger, which we refer to as the Colony merger, and the transactions, to the extent applicable to Colony, contemplated by the Agreement and Plans of Merger, dated as of June 2, 2016, among NorthStar Asset Management Group Inc., which we refer to as NSAM, NorthStar Realty Finance Corp., which we refer to as NRF, Colony, Colony NorthStar, New Sirius Inc., NorthStar Realty Finance Limited Partnership, Sirius Merger Sub-T, LLC, and New Sirius Merger Sub, LLC, as amended from time to time, which we refer to as the merger agreement, pursuant to which NSAM, Colony and NRF through a series of transactions will merge with and into Colony NorthStar as more fully described in this joint proxy statement/prospectus (we refer to the foregoing mergers as the Mergers and the foregoing proposal as the Colony merger proposal);

2.
a proposal to approve a provision in the Colony NorthStar charter containing certain Colony NorthStar stock ownership and transfer restrictions, including a prohibition on any person actually or constructively owning more than 9.8% in value of the aggregate of the outstanding shares of Colony NorthStar's capital stock, or 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Colony NorthStar class A common stock, class B common stock and performance common stock, unless the Colony NorthStar board exempts the person from such ownership limitations (we refer to the foregoing proposal as the Colony charter proposal);

3.
a proposal to approve, by non-binding, advisory vote, the compensation that may become payable to the Colony named executive officers in connection with the Colony merger, which we refer to as the Colony compensation proposal; and

4.
a proposal to adjourn the Colony special meeting, if necessary or appropriate, as determined by Colony, to solicit additional proxies in favor of the Colony merger proposal, the Colony charter proposal and the Colony compensation proposal, which we refer to as the Colony adjournment proposal.

                We have fixed the close of business on November 2, 2016 as the record date for the Colony special meeting. Only Colony common stockholders of record at that time will be entitled to notice of and to vote at the Colony special meeting or any adjournments or postponements of the Colony special meeting. As described in this joint proxy statement/prospectus, we cannot complete the Colony merger described above unless holders of a majority of the votes entitled to be cast by holders of Colony common stock at the Colony special meeting vote as a single class to approve the Colony merger proposal and the Colony charter proposal.

                Your proxy is being solicited by the board of directors of Colony, which we refer to as the Colony board. The Colony board has unanimously: (i) determined that the Colony merger and the transactions contemplated by the merger agreement to the extent applicable to Colony are advisable and in the best interests of Colony and recommended for approval by its stockholders; and (ii) approved Colony's entry into the merger agreement, the transactions contemplated by the merger agreement and other related agreements as described in this joint proxy statement/prospectus. Accordingly, the Colony board recommends that you vote "FOR" the Colony merger proposal, "FOR" the Colony charter proposal, "FOR" the Colony compensation proposal and "FOR" the Colony adjournment proposal.

                Your vote is very important. Regardless of whether you plan to attend the Colony special meeting, please vote as soon as possible. If you hold stock in your name as a stockholder of record of Colony, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid return envelope. If you hold your stock in "street name" through a broker or other nominee, please follow the instructions on the voting instruction card furnished by such firm.

                The enclosed joint proxy statement/prospectus provides a detailed description of the Colony special meeting, the Colony merger, the documents related to the Colony merger and other related matters. We urge you to read the joint proxy statement/prospectus, including any documents incorporated in the joint proxy statement/prospectus by reference, and its annexes carefully and in their entirety.

                If you have any questions regarding the accompanying joint proxy statement/prospectus, you may contact D.F. King & Co., Inc., Colony's proxy solicitor, by calling toll-free (866) 751-6311.

BY ORDER OF THE BOARD OF DIRECTORS,

Ronald M. Sanders Chief Legal Officer and Secretary Colony Capital, Inc.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on December 20, 2016

To the Stockholders of NorthStar Realty Finance Corp.:

                NorthStar Realty Finance Corp., a Maryland corporation, which we refer to as NRF, will hold a special meeting of NRF common stockholders, commencing at 9:00 a.m. (Eastern Time), on December 20, 2016 at Morgan Stanley, located at 522 5th Avenue, Conference Room 3A, New York, New York 10036, which we refer to as the NRF special meeting, to consider and vote on the following matters:

1.
a proposal to approve the merger of New Sirius Merger Sub, LLC, which we refer to as New Parent Merger Sub, with and into NRF, with NRF surviving the merger, which we refer to as the New NRF Holdco merger, which will result in NRF becoming a wholly owned subsidiary of NRF's wholly owned subsidiary, New Sirius Inc., which we refer to as New NRF Parent, and related transactions contemplated by the Agreement and Plans of Merger, dated as of June 2, 2016, among NRF, NorthStar Asset Management Group Inc., which we refer to as NSAM, Colony Capital, Inc., which we refer to as Colony, Colony NorthStar, Inc., which we refer to as Colony NorthStar, New NRF Parent, NorthStar Realty Finance Limited Partnership, Sirius Merger Sub-T, LLC and New Parent Merger Sub, as amended from time to time, which we refer to as the merger agreement, pursuant to which NSAM, Colony and NRF through a series of transactions will merge with and into Colony NorthStar as more fully described in this joint proxy statement/prospectus (we refer to the foregoing mergers as the Mergers and the foregoing proposal as the NRF merger proposal);

2.
a proposal to approve a provision in the Colony NorthStar charter containing certain Colony NorthStar stock ownership and transfer restrictions, including a prohibition on any person actually or constructively owning more than 9.8% in value of the aggregate of the outstanding shares of Colony NorthStar's capital stock, or 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Colony NorthStar class A common stock, class B common stock and performance common stock, unless the Colony NorthStar board exempts the person from such ownership limitations (we refer to the foregoing proposal as the NRF charter proposal);

3.
a proposal to approve, by non-binding, advisory vote, the compensation that may become payable to the NRF named executive officers in connection with the Mergers, which we refer to as the NRF compensation proposal; and

4.
a proposal to adjourn the NRF special meeting, if necessary or appropriate, as determined by NRF, to solicit additional proxies in favor of the NRF merger proposal, the NRF charter proposal and the NRF compensation proposal, which we refer to as the NRF adjournment proposal.

                We have fixed the close of business on November 2, 2016 as the record date for the NRF special meeting. Only NRF common stockholders of record at that time are entitled to notice of, and to vote at, the NRF special meeting, or any adjournment or postponement of the NRF special meeting. As described in this joint proxy statement/prospectus, we cannot complete the Mergers described above unless holders of a majority of NRF common stock who are entitled to vote at the NRF special meeting vote to approve the NRF merger proposal and the NRF charter proposal.

                Your proxy is being solicited by the board of directors of NRF, which we refer to as the NRF board. The NRF board, following the unanimous recommendation of a special committee of the NRF board, comprised entirely of independent directors who are not also directors of NSAM, which we refer to as the NRF special committee, has: (i) determined that each of the merger agreement, the Mergers and related transactions contemplated by the merger agreement are advisable and in the best interests of NRF; (ii) approved, subject to any stockholder approval required by law, NRF's entry into the merger agreement, the transactions contemplated by the merger agreement and other related agreements as described in this joint proxy statement/prospectus and authorized NRF to execute and deliver the merger agreement and the other related agreements described in this joint proxy statement/prospectus; and (iii) directed that the New NRF Holdco merger and related transactions contemplated by the merger agreement be submitted for consideration at a meeting of the NRF common stockholders, with the recommendation that holders of NRF common stock vote to approve the same. Accordingly, the NRF board, following the unanimous recommendation of the NRF special committee, recommends that you vote "FOR" the NRF merger proposal, "FOR" the NRF charter proposal, "FOR" the NRF compensation proposal and "FOR" the NRF adjournment proposal.

                Your vote is very important. Regardless of whether you plan to attend the NRF special meeting, please vote as soon as possible. If you hold stock in your name as a stockholder of record of NRF, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid return envelope. If you hold your stock in "street name" through a broker or other nominee, please follow the instructions on the voting instruction card furnished by such firm.

                The enclosed joint proxy statement/prospectus provides a detailed description of the NRF special meeting, the Mergers, the documents related to the Mergers and other related matters. We urge you to read the joint proxy statement/prospectus, including any documents incorporated in the joint proxy statement/prospectus by reference, and its annexes carefully and in their entirety.

If you have any questions regarding the accompanying joint proxy statement/prospectus, you may contact Saratoga Proxy Consulting LLC, NRF's proxy solicitor, by calling toll-free (888) 368-0379.

BY ORDER OF THE BOARD OF DIRECTORS,

Jonathan A. Langer Chief Executive Officer and President NorthStar Realty Finance Corp.

ADDITIONAL INFORMATION

                This joint proxy statement/prospectus incorporates by reference important business and financial information about NSAM, Colony and NRF from documents filed with the Securities and Exchange Commission, which we refer to as the SEC, that are not included in or delivered with this joint proxy statement/prospectus. You can obtain any of the documents filed with or furnished to the SEC by NSAM, Colony or NRF at no cost from the SEC's website at http://www.sec.gov or at the SEC's public reference room located at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for additional information on the Public Reference Room. You may also request copies of these documents, including documents incorporated by reference in this joint proxy statement/prospectus, at no cost by contacting the appropriate company at the following addresses, telephone numbers or websites:

NSAM 399 Park Avenue, 18th Floor New York, New York 10022 Attention: General Counsel Telephone: (212) 547-2600 www.nsamgroup.com	COLONY 515 S. Flower Street, 44th Floor Los Angeles, California 90071 Attention: Investor Relations Telephone: (310) 282-8820 www.colonyinc.com	NRF 399 Park Avenue, 18th Floor New York, New York 10022 Attention: Secretary Telephone: (212) 547-2600 www.nrfc.com

                NSAM common stockholders can also contact MacKenzie Partners, Inc., NSAM's proxy solicitor, Colony common stockholders can also contact D.F. King & Co., Inc., Colony's proxy solicitor, and NRF common stockholders can also contact Saratoga Proxy Consulting LLC, NRF's proxy solicitor, at the following addresses and telephone numbers:

NSAM MacKenzie Partners, Inc. 105 Madison Avenue New York, New York 10016 (212) 929-5500 (800) 322-2885 (NSAM common stockholders only)	COLONY D.F. King & Co., Inc. 48 Wall Street, 22nd Floor New York, New York 10005 (212) 269-5550 (866) 751-6311 (Colony common stockholders only)	NRF Saratoga Proxy Consulting LLC 520 8th Avenue, 14th Floor New York, New York 10018 (212) 257-1311 (888) 368-0379 (NRF common stockholders only)

                You will not be charged for any of the documents that you request.

                To obtain timely delivery of these documents, you must request them no later than five business days before the date of your company's special meeting. This means that if you wish to request documents, you must do so by December 13, 2016, in order to receive them before your company's special meeting.

                Investors may also consult NSAM's, Colony's or NRF's website for additional information about NSAM, Colony or NRF, respectively. NSAM's website is http://www.nsamgroup.com, Colony's website is http://www.colonyinc.com and NRF's website is http://www.nrfc.com. Information included on these websites is not incorporated by reference into, and does not form a part of, this joint proxy statement/prospectus.

                Refer to the section entitled "Where You Can Find More Information; Incorporation by Reference" beginning on page 420 of this joint proxy statement/prospectus for more details.

i

 ABOUT THIS JOINT PROXY STATEMENT/PROSPECTUS

                This joint proxy statement/prospectus, which forms part of a registration statement on Form S-4 filed by Colony NorthStar with the SEC, constitutes a prospectus of Colony NorthStar for purposes of the Securities Act of 1933, as amended, which we refer to as the Securities Act, with respect to the shares of Colony NorthStar class A common stock and Colony NorthStar preferred stock to be issued to NSAM stockholders, Colony stockholders and NRF stockholders in connection with the Mergers. This joint proxy statement/prospectus also constitutes a proxy statement for each of NSAM, Colony and NRF for solicitation of proxies in connection with its special meeting for purposes of the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. In addition, it constitutes a notice of meeting with respect to each of the NSAM special meeting, the Colony special meeting and the NRF special meeting.

                You should rely only on the information contained or incorporated by reference into this joint proxy statement/prospectus. No one has been authorized to provide you with information that is different from that contained in, or incorporated by reference into, this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated November 18, 2016. You should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any other date. You should not assume that the information incorporated by reference into this joint proxy statement/prospectus is accurate as of any date other than the date of such incorporated document. Neither the mailing of this joint proxy statement/prospectus to NSAM stockholders, Colony stockholders or NRF stockholders nor the issuance of shares of Colony NorthStar common stock and preferred stock, as applicable, to NSAM stockholders, Colony stockholders or NRF stockholders pursuant to the merger agreement will create any implication to the contrary.

                This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities or the solicitation of a proxy in any jurisdiction in which, or from any person with respect to whom, it is unlawful to make any such offer or solicitation in such jurisdiction. Information contained in this joint proxy statement/prospectus regarding NSAM has been provided by NSAM, information contained in this joint proxy statement/prospectus regarding Colony has been provided by Colony and information contained in this joint proxy statement/prospectus regarding NRF has been provided by NRF.

 SELECTED DEFINITIONS

                Unless otherwise indicated or as the context otherwise requires, a reference in this joint proxy statement/prospectus to:

•
"Colony" refers to Colony Capital, Inc.;

•
"Colony class A common stock" refers to class A common stock of Colony;

•
"Colony class B common stock" refers to class B common stock of Colony;

•
"Colony common stock" refers to, collectively, shares of Colony class A common stock and class B common stock;

•
"Colony equity awards" refers to equity awards granted under the Colony stock plans that are denominated in Colony common stock;

•
"Colony LTIP units" refers to membership units in Colony Capital Operating Company, LLC designated as LTIP units;

•
"Colony merger" refers to the merger of Colony with and into Colony NorthStar with Colony NorthStar surviving the merger;

•
"Colony NorthStar" refers to Colony NorthStar, Inc., formerly known as New Polaris Inc., a Maryland corporation;

•
"Colony NorthStar bylaws" refers to the Amended and Restated Bylaws of Colony NorthStar, Inc., a form of which is attached as Annex C to this joint proxy statement/prospectus;

•
"Colony NorthStar charter" refers to the Articles of Amendment and Restatement of Colony NorthStar, Inc., a form of which is attached as Annex B to this joint proxy statement/prospectus;

•
"Colony NorthStar class A common stock" refers to class A common stock of Colony NorthStar;

•
"Colony NorthStar class B common stock" refers to class B common stock of Colony NorthStar;

•
"Colony NorthStar common stock" refers to, collectively, Colony NorthStar class A common stock and class B common stock;

•
"Colony NorthStar equity awards" refers to equity awards denominated in Colony NorthStar common stock;

•
"Colony NorthStar preferred stock" refers to, collectively, Colony NorthStar series A, B, C, D, E, F, G and H preferred stock;

•
"Colony NorthStar series A preferred stock" refers to the 8.75% series A cumulative redeemable perpetual preferred stock of Colony NorthStar;

•
"Colony NorthStar series B preferred stock" refers to the 8.25% series B cumulative redeemable perpetual preferred stock of Colony NorthStar;

•
"Colony NorthStar series C preferred stock" refers to the 8.875% series C cumulative redeemable perpetual preferred stock of Colony NorthStar;

•
"Colony NorthStar series D preferred stock" refers to the 8.500% series D cumulative redeemable perpetual preferred stock of Colony NorthStar;

•
"Colony NorthStar series E preferred stock" refers to the 8.75% series E cumulative redeemable perpetual preferred stock of Colony NorthStar;

•
"Colony NorthStar series F preferred stock" refers to the 8.50% series F cumulative redeemable perpetual preferred stock of Colony NorthStar;

•
"Colony NorthStar series G preferred stock" refers to the 7.50% series G cumulative redeemable perpetual preferred stock of Colony NorthStar;

•
"Colony NorthStar series H preferred stock" refers to the 7.125% series H cumulative redeemable perpetual preferred stock of Colony NorthStar;

•
"Colony OP" refers to Colony Capital Operating Company, LLC;

•
"Colony OP units" refers to membership units in Colony OP;

•
"Colony preferred stock" refers to, collectively, Colony series A preferred stock, Colony series B preferred stock and Colony series C preferred stock;

•
"Colony series A preferred stock" refers to the 8.50% series A cumulative redeemable perpetual preferred stock of Colony;

•
"Colony series B preferred stock" refers to the 7.50% series B cumulative redeemable perpetual preferred stock of Colony;

•
"Colony series C preferred stock" refers to the 7.125% series C cumulative redeemable perpetual preferred stock of Colony;

•
"Colony stock plans" refers to the 2009 Non-Executive Director Stock Plan of Colony and/or the 2014 Equity Incentive Plan of Colony;

•
"Colony stockholder approval" refers to the receipt at the Colony special meeting of the affirmative vote of a majority of the votes entitled to be cast by the holders of the outstanding shares of Colony common stock, voting together as a single class, to approve the Colony merger proposal and the Colony charter proposal;

•
"Companies" refer to NSAM, Colony and NRF, collectively;

•
"Company" refers, as the context requires, to any of NSAM, Colony or NRF;

•
"LLC conversion" refers to the conversion of NRF into a limited liability company under the laws of the State of Maryland immediately following the New NRF Holdco merger;

•
"merger agreement" refers to the Agreement and Plans of Merger, dated as of June 2, 2016, among NSAM, Colony, NRF, Colony NorthStar, New NRF Parent, NRF LP, NRF OP Merger Sub

  and New Parent Merger Sub, as amended from time to time including by the two separate letter agreements dated July 28, 2016 and October 16, 2016, respectively;

•
"Mergers" refers to, collectively, the Redomestication merger, the NRF LP merger, the NRF LP upstream merger, the New NRF Holdco merger, the NRF merger and the Colony merger;

•
"New NRF Holdco merger" refers to the merger of New Parent Merger Sub with and into NRF with NRF surviving the merger;

•
"New NRF Parent" refers to New Sirius Inc.;

•
"New NRF Parent preferred stock" refers to, collectively, New NRF Parent series A, B, C, D and E preferred stock;

•
"New NRF Parent series A preferred stock" refers to the 8.75% series A cumulative redeemable preferred stock of New NRF Parent;

•
"New NRF Parent series B preferred stock" refers to the 8.25% series B cumulative redeemable preferred stock of New NRF Parent;

•
"New NRF Parent series C preferred stock" refers to the 8.875% series C cumulative redeemable preferred stock of New NRF Parent;

•
"New NRF Parent series D preferred stock" refers to the 8.500% series D cumulative redeemable preferred stock of New NRF Parent;

•
"New NRF Parent series E preferred stock" refers to the 8.75% series E cumulative redeemable preferred stock of New NRF Parent;

•
"New Parent Merger Sub" refers to New Sirius Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of New NRF Parent;

•
"NRE" refers to NorthStar Realty Europe Corp.;

•
"NRF" refers to NorthStar Realty Finance Corp.;

•
"NRF common stock" refers to common stock of NRF;

•
"NRF equity awards" refers to equity awards granted under the NRF stock plan or otherwise granted by NRF that are denominated in NRF common stock;

•
"NRF LP" refers to NorthStar Realty Finance Limited Partnership, a Delaware limited partnership;

•
"NRF LP merger" refers to the merger of NRF OP Merger Sub with and into NRF LP with NRF LP surviving the merger;

•
"NRF LP upstream merger" refers to the merger of NRF LP with and into NRF with NRF surviving the merger;

•
"NRF LTIP units" refers to partnership units in NRF LP designated as LTIP units;

v

•
"NRF management agreement" refers to the Amended and Restated Asset Management Agreement, dated as of October 31, 2015, by and between NRF and NSAM J-NRF Ltd;

•
"NRF merger" refers to the merger of New NRF Parent with and into Colony NorthStar with Colony NorthStar surviving the merger;

•
"NRF OP Merger Sub" refers to Sirius Merger Sub-T, LLC, a Delaware limited liability company and a wholly owned subsidiary of NRF;

•
"NRF preferred stock" refers to, collectively, NRF series A, B, C, D and E preferred stock;

•
"NRF series A preferred stock" refers to the 8.75% series A cumulative redeemable preferred stock of NRF;

•
"NRF series B preferred stock" refers to the 8.25% series B cumulative redeemable preferred stock of NRF;

•
"NRF series C preferred stock" refers to the 8.875% series C cumulative redeemable preferred stock of NRF;

•
"NRF series D preferred stock" refers to the 8.500% series D cumulative redeemable preferred stock of NRF;

•
"NRF series E preferred stock" refers to the 8.75% series E cumulative redeemable preferred stock of NRF;

•
"NRF stock plan" refers to the NRF Third Amended and Restated 2004 Omnibus Stock Incentive Plan;

•
"NRF stockholder approval" refers to the receipt at the NRF special meeting of the affirmative vote of the holders of a majority of the outstanding shares of NRF common stock entitled to vote at the NRF special meeting to approve the NRF merger proposal and the NRF charter proposal;

•
"NSAM" refers to NorthStar Asset Management Group Inc.;

•
"NSAM common stock" refers to common stock of NSAM;

•
"NSAM equity awards" refers to equity awards granted under the NSAM stock plans or otherwise granted by NSAM that are denominated in NSAM common stock;

•
"NSAM Jersey" refers to NorthStar Asset Management Group Ltd, a Jersey limited company;

•
"NSAM LP" refers to NorthStar Asset Management LP;

•
"NSAM LTIP units" refers to partnership units in NSAM LP designated as LTIP units;

•
"NSAM's managed companies" refers to, collectively, the companies managed by NSAM that raise capital through the retail market and the future sponsored companies that raise money from retail investors, which we refer to, collectively, as NSAM's retail companies, NRF and NRE;

•
"NSAM/NRF side agreement" refers to the agreement by and among NSAM, NRF and NSAM J-NRF Ltd, dated as of June 2, 2016;

•
"NSAM performance common stock" refers to the performance common stock of NSAM;

•
"NSAM stock plans" refers to the 2014 Omnibus Incentive Plan and any new equity plan adopted by NSAM prior to the closing of the Mergers, to the extent such new equity plan is permitted to be adopted pursuant to the merger agreement;

•
"NSAM stockholder approval" refers to the receipt at the NSAM special meeting of the affirmative vote of the holders of a majority of the outstanding shares of NSAM common stock entitled to vote at the NSAM special meeting to approve the NSAM merger proposal and the NSAM charter proposal; and

•
"Redomestication merger" refers to the merger of NSAM with and into Colony NorthStar pursuant to Section 253 of the DGCL and Section 3-101, et seq. of the MGCL with Colony NorthStar surviving the merger.

x

QUESTIONS AND ANSWERS

                The following are some questions that you may have regarding the proposals being considered at the NSAM special meeting, the Colony special meeting and the NRF special meeting and brief answers to those questions. We refer to NSAM, Colony and NRF collectively as the Companies, and each as a Company. The Companies urge you to read carefully this entire joint proxy statement/prospectus, including the Annexes and the other documents to which this joint proxy statement/prospectus refers or which it incorporates by reference because the information in this section may not provide all the information that is important to you.

Q:
What are the proposed transactions?

A:
NSAM, Colony and NRF have entered into the merger agreement pursuant to which:

  •
  NSAM will merge with and into Colony NorthStar in order to redomesticate NSAM into a Maryland corporation, with Colony NorthStar surviving the merger.

  •
  NRF will effect a series of internal reorganization transactions with its subsidiaries, including the merger of NorthStar Realty Finance Limited Partnership, which we refer to as NRF LP, NRF's principal operating subsidiary, with and into NRF, with NRF surviving the merger, which we refer to as the NRF LP merger, followed immediately by the merger of New Parent Merger Sub, a wholly owned subsidiary of New NRF Parent, with and into NRF, with NRF surviving the merger. The reorganization transactions will result in NRF becoming a wholly owned subsidiary of New NRF Parent.

  •
  New NRF Parent will then immediately merge with and into Colony NorthStar, which we refer to as the NRF merger, with Colony NorthStar surviving the merger.

  •
  Immediately thereafter, Colony will merge with and into Colony NorthStar, which we refer to as the Colony merger, with Colony NorthStar surviving the merger.

Q:
Why do the Companies want to engage in the Mergers?

A:
The Companies believe that the Mergers will create a combined company that is expected to have a larger, more diversified portfolio, broader-based access to multiple sources of capital, lower leverage, a larger balance sheet and improved liquidity. To review reasons for the Mergers in more detail, refer to the sections entitled "The Mergers—Reasons for the Mergers and Recommendation of the NSAM Board" beginning on page 136 of this joint proxy statement/prospectus; "—Reasons for the Mergers and Recommendation of the Colony Board" beginning on page 142 of this joint proxy statement/prospectus; and "—Reasons for the Mergers and Recommendation of the NRF Board" beginning on page 147 of this joint proxy statement/prospectus.

Q:
Why am I receiving this joint proxy statement/prospectus?

A:
The NSAM board, the Colony board and the NRF board are using this joint proxy statement/prospectus to solicit proxies from the common stockholders of each of NSAM, Colony and NRF in connection with the Mergers.

In order to complete the Mergers, the common stockholders of each Company must each approve the merger proposals. Stockholders are also being asked to approve certain related proposals, including the charter proposals, the compensation proposals (on an advisory non-binding basis) and the adjournment proposals. For additional information regarding the proposals to be presented to NSAM, Colony and NRF stockholders, refer to the sections entitled "Proposals Submitted to NSAM Common Stockholders" beginning on page 90 of this joint proxy statement/prospectus; "Proposals Submitted to Colony Common Stockholders" beginning on page 96 of this joint proxy statement/prospectus; and "Proposals Submitted to NRF Common Stockholders" beginning on page 103 of this joint proxy statement/prospectus.

NSAM, Colony and NRF will each hold separate special meetings of their respective common stockholders to consider and vote on these proposals. This joint proxy statement/prospectus contains important information about the Mergers and the special meetings of the common stockholders of each of NSAM, Colony and NRF, and you should read it carefully and in its entirety. The enclosed voting materials allow you to vote your shares of NSAM common stock, Colony common stock and/or NRF common stock, as applicable, without attending the applicable special meeting in person.

We encourage you to submit a proxy to vote your shares of the applicable Company's common stock as promptly as possible so that your shares may be represented and voted at the NSAM special meeting, the Colony special meeting and/or the NRF special meeting, as applicable.

This joint proxy statement/prospectus is also a prospectus with respect to the offering of shares of Colony NorthStar class A common stock and Colony NorthStar preferred stock to be issued in connection with the Mergers.

Q:
How does the NSAM board recommend that NSAM common stockholders vote?

A:
The NSAM board, following the unanimous recommendation of the NSAM special committee, has: (i) determined that each of the merger agreement, the transactions contemplated by the merger agreement, including the Mergers, the Colony NorthStar charter and the other related matters and agreements described in this joint proxy statement/prospectus are advisable, fair to and in the best interests of NSAM and its stockholders; and (ii) approved, adopted and declared advisable the Redomestication merger, the merger agreement, the Colony NorthStar charter and other related matters as described in this joint proxy statement/prospectus, as well as the other agreements related to the foregoing.

Accordingly, the NSAM board, following the unanimous recommendation of the NSAM special committee, recommends that you vote "FOR" the NSAM merger proposal, "FOR" the NSAM charter proposal, "FOR" the NSAM compensation proposal and "FOR" the NSAM adjournment proposal. For a more complete description of the recommendation of the NSAM board, refer to the section entitled "The Mergers—Reasons for the Mergers and Recommendation of the NSAM Board" beginning on page 136 of this joint proxy statement/prospectus.

Q:
How does the Colony board recommend that Colony common stockholders vote?

A:
The Colony board has unanimously: (i) determined that the Colony merger is advisable and in the best interests of Colony and recommended that its stockholders approve the Colony merger and the transactions contemplated by the merger agreement to the extent applicable to Colony; and (ii) approved Colony's entry into the merger agreement, the transactions contemplated by the merger agreement applicable to Colony and other related agreements as described in this joint proxy statement/prospectus.

Accordingly, the Colony board recommends that you vote "FOR" the Colony merger proposal, "FOR" the Colony charter proposal, "FOR" the Colony compensation proposal and "FOR" the Colony adjournment proposal. For a more complete description of the recommendation of the Colony board, refer to the section entitled "The Mergers—Reasons for the Mergers and Recommendation of the Colony Board" beginning on page 142 of this joint proxy statement/prospectus.

Q:
How does the NRF board recommend that NRF common stockholders vote?

A:
The NRF board, following the unanimous recommendation of the NRF special committee, has: (i) determined that each of the merger agreement, the Mergers and related transactions contemplated by the merger agreement are advisable and in the best interests of NRF; (ii) approved, subject to any stockholder approval required by law, NRF's entry into the merger agreement, the transactions contemplated by the merger agreement and other related agreements as described in this joint proxy statement/prospectus and authorized NRF to execute and deliver the merger agreement and the other related agreements described in this joint proxy statement/prospectus; and (iii) directed that the New NRF Holdco merger and related transactions contemplated by the merger agreement be submitted for consideration at a meeting of the NRF common stockholders, with the recommendation that holders of NRF common stock vote to approve the same.

Accordingly, the NRF board, following the unanimous recommendation of the NRF special committee, recommends that you vote "FOR" the NRF merger proposal, "FOR" the NRF charter proposal, "FOR" the NRF compensation proposal and "FOR" the NRF adjournment proposal. For a more complete description of the recommendation of the NRF board, refer to "The Mergers—Reasons for the Mergers and Recommendation of the NRF Board" beginning on page 147 of this joint proxy statement/prospectus.

Q:
What will NSAM stockholders, Colony stockholders and NRF stockholders receive in the Mergers if they are completed?

A:
It is currently expected that, upon the closing of the Mergers, NSAM stockholders will own approximately 32.85%, Colony stockholders will own approximately 33.25% and NRF stockholders will own approximately 33.90% of Colony NorthStar, on a fully diluted basis, excluding the effect of certain equity-based awards issuable in connection with the Mergers.

If the Mergers are completed and assuming the exchange ratios are not adjusted pursuant to the terms of the merger agreement as described in this joint proxy statement/prospectus:

  •
  each share of common stock of NSAM, which we refer to as NSAM common stock, will be converted into one share of class A common stock of Colony NorthStar, which we refer to as Colony NorthStar class A common stock (we refer to the foregoing exchange ratio as the NSAM exchange ratio);

  •
  each share of performance common stock of NSAM, which we refer to as NSAM performance common stock, will be converted into one share of performance common stock of Colony NorthStar, which we refer to as Colony NorthStar performance common stock;

  •
  each share of class A common stock of Colony, which we refer to as Colony class A common stock, will be converted into the right to receive 1.4663 shares of Colony NorthStar class A common stock (we refer to the foregoing exchange ratio as the Colony class A exchange ratio);

  •
  each share of class B common stock of Colony, which we refer to as Colony class B common stock, will be converted into the right to receive 1.4663 shares of class B common stock of Colony NorthStar, which we refer to as Colony NorthStar class B common stock (we refer to the foregoing exchange ratio as the Colony class B exchange ratio);

    •
    (i) each share of Colony series A preferred stock will be converted into the right to receive one share of 8.50% series F cumulative redeemable perpetual preferred stock of Colony NorthStar, which we refer to as Colony NorthStar series F preferred stock; (ii) each share of Colony series B preferred stock will be converted into the right to receive one share of 7.50% series G cumulative redeemable perpetual preferred stock of Colony NorthStar, which we refer to as Colony NorthStar series G preferred stock; and (iii) each share of Colony series C preferred stock, which we refer to, together with Colony series A and series B preferred stock, as Colony preferred stock, will be converted into the right to receive one share of 7.125% series H cumulative redeemable perpetual preferred stock of Colony NorthStar, which we refer to as Colony NorthStar series H preferred stock. Colony NorthStar series F, G and H preferred stock will have substantially the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as the corresponding series of Colony preferred stock;

    •
    each share of common stock of NRF, which we refer to as NRF common stock, will be converted into the right to receive 1.0996 shares of Colony NorthStar class A common stock, which we refer to as the NRF exchange ratio; and

    •
    (i) each share of NRF series A preferred stock will be converted into the right to receive one share of 8.75% series A cumulative redeemable perpetual preferred stock of Colony NorthStar, which we refer to as Colony NorthStar series A preferred stock; (ii) each share of NRF series B preferred stock will be converted into the right to receive one share of 8.25% series B cumulative redeemable perpetual preferred stock of Colony NorthStar, which we refer to as Colony NorthStar series B preferred stock; (iii) each share of NRF series C preferred stock will be converted into the right to receive one share of 8.875% series C cumulative redeemable perpetual preferred stock of Colony NorthStar, which we refer to as Colony NorthStar series C preferred stock; (iv) each share of NRF series D preferred stock will be converted into the right to receive one share of 8.500% series D cumulative redeemable perpetual preferred stock of Colony NorthStar, which we refer to as Colony NorthStar series D preferred stock; and (v) each share of NRF series E preferred stock, which we refer to, together with NRF series A, B, C and D preferred stock, as NRF preferred stock, will be converted into the right to receive one share of 8.75% series E cumulative redeemable perpetual preferred stock of Colony NorthStar, which we refer to as Colony NorthStar series E preferred stock. Colony NorthStar series A, B, C, D and E preferred stock, which we refer to, together with Colony NorthStar series F, G, and H preferred stock, as Colony NorthStar preferred stock, will have substantially the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as the corresponding series of NRF preferred stock.

The exchange ratios described above generally are fixed, but the NSAM, Colony and NRF exchange ratios may be adjusted only under certain limited circumstances as set forth in the merger agreement, including if NSAM, Colony or NRF declares or pays dividends in excess of amounts specified in the merger agreement. NSAM, Colony and NRF stockholders also will receive cash in lieu of any fractional shares of Colony NorthStar common stock that would otherwise be issuable in connection with the Mergers.

Q:
How do I calculate the value of the merger consideration?

A:
Because holders of NSAM common stock, Colony class A common stock and Colony class B common stock, which we refer to collectively as Colony common stock, and NRF common stock will receive, as applicable, Colony NorthStar class A common stock and Colony NorthStar class B common stock, which we refer to collectively as Colony NorthStar common stock, as consideration for the Mergers, the value of the consideration that NSAM, Colony and NRF stockholders receive will depend on the per share value of Colony NorthStar common stock following the Mergers. Prior to the Mergers, there has not been and will not be established public trading for Colony NorthStar common stock. The price of Colony NorthStar common stock following the Mergers will be unknown until the commencement of trading following completion of the Mergers. The exchange ratios described above will not fluctuate based on the trading prices of NSAM, Colony or NRF common stock. It is expected that Colony NorthStar class A common stock will be listed on the New York Stock Exchange, which we refer to as the NYSE.

Q:
What are the principal U.S. federal income tax consequences of the Mergers to U.S. holders of NSAM, Colony or NRF common stock?

A:
The parties intend for each of (i) the Redomestication merger and (ii) the New NRF Holdco merger together with the conversion of NRF into a limited liability company under the laws of the State of Maryland immediately following the New NRF Holdco merger, which we refer to as the LLC conversion, to qualify as a reorganization under Section 368(a)(1)(F) of the Code and for each of the NRF merger and the Colony merger to qualify as a reorganization under Section 368(a) of the Code. It is a condition to the closing of the Mergers that: (i) Skadden, Arps, Slate, Meagher & Flom LLP, which we refer to as Skadden, deliver to NSAM an opinion that the Redomestication merger will qualify as a reorganization under Section 368(a)(1)(F) of the Code and that each of the NRF merger and the Colony merger will qualify as a reorganization under Section 368(a) of the Code; (ii) Vinson & Elkins L.L.P., which we refer to as Vinson & Elkins, deliver to NRF an opinion that the New NRF Holdco merger together with the LLC conversion will qualify as a reorganization under Section 368(a)(1)(F) of the Code and that each of the NRF merger and the Colony merger will qualify as a reorganization under Section 368(a) of the Code; and (iii) Hogan Lovells US LLP, which we refer to as Hogan Lovells, deliver to Colony an opinion that each of the NRF merger and the Colony merger will qualify as a reorganization under Section 368(a) of the Code. Pursuant to the merger agreement, the opinions described above may be delivered by other counsel reasonably acceptable to the parties. On the basis of the foregoing opinions, a U.S. Holder (as defined on page 229) of NSAM, Colony or NRF common stock will generally not recognize any gain or loss for U.S. federal income tax purposes as a result of the Mergers, except with respect to cash received in lieu of fractional shares in connection with the Mergers.

In addition, the parties expect that the stockholders of NSAM, Colony and NRF will be subject to tax on any special dividends received prior to or in connection with the Mergers.

The particular consequences of the Mergers to each common and preferred stockholder depend on such holder's particular facts and circumstances. Stockholders are urged to consult their tax advisors to understand fully the consequences to them of the Mergers in their specific circumstances. A more detailed discussion of the U.S. federal income tax considerations relevant to the Mergers can be found in the section entitled "U.S. Federal Income Tax Consequences" beginning on page 229 of this joint proxy statement/prospectus.

Q:
How will my rights as a stockholder of Colony NorthStar following the Mergers differ from my current rights as a stockholder of NSAM, Colony and/or NRF?

A:
Prior to the completion of the Redomestication merger, Colony NorthStar will file with the State Department of Assessments and Taxation of Maryland, the Articles of Amendment and Restatement of Colony NorthStar, Inc., a form of which is attached as Annex B to this joint proxy statement/prospectus, which we refer to as the Colony NorthStar charter. Concurrently with the acceptance for record by the State Department of Assessments and Taxation of Maryland of the Colony NorthStar charter, the Amended and Restated Bylaws of Colony NorthStar, Inc., a form of which is attached as Annex C to this joint proxy statement/prospectus, which we refer to as the Colony NorthStar bylaws, will become effective.

Following completion of the Mergers, the rights of stockholders of NSAM, Colony and NRF who become stockholders of Colony NorthStar in the Mergers will be governed by the laws of the State of Maryland and the Colony NorthStar charter and bylaws. Refer to the section entitled "Comparison of Rights of Stockholders of NSAM, Colony and NRF with the Rights of Stockholders of Colony NorthStar" beginning on page 373 of this joint proxy statement/prospectus for additional information.

Q:
When and where is the NSAM special meeting?

A:
The NSAM special meeting will be held at Morgan Stanley, located at 522 5th Avenue, Conference Room 3A, New York, New York 10036, on December 20, 2016, commencing at 10:00 a.m. (Eastern Time).

Q:
When and where is the Colony special meeting?

A:
The Colony special meeting will be held at Morgan Stanley, located at 522 5th Avenue, Conference Room 3A, New York, New York 10036, on December 20, 2016, commencing at 11:00 a.m. (Eastern Time).

Q:
When and where is the NRF special meeting?

A:
The NRF special meeting will be held at Morgan Stanley, located at 522 5th Avenue, Conference Room 3A, New York, New York 10036, on December 20, 2016, commencing at 9:00 a.m. (Eastern Time).

Q:
Who can vote at the NSAM special meeting?

A:
All NSAM common stockholders of record as of the close of business on November 2, 2016, the record date for the NSAM special meeting, are entitled to receive notice of and to vote at the NSAM special meeting. As of the record date, there were 188,944,901 shares of NSAM common stock outstanding and entitled to vote at the NSAM special meeting, held by approximately 247 holders of record. Each holder of NSAM common stock is entitled to one vote on each proposal presented at the NSAM special meeting for each share of NSAM common stock that such holder owned on the record date for the NSAM special meeting.

Q:
Who can vote at the Colony special meeting?

A:
All Colony class A common stockholders of record and all Colony class B common stockholders of record as of the close of business on November 2, 2016, the record date for the Colony special meeting, are entitled to receive notice of and to vote at the Colony special meeting. Holders of Colony class A common stock and Colony class B common stock vote together as a single class on all proposals for consideration at the Colony special meeting. As of the record date, there were 113,384,407 shares of Colony class A common stock outstanding and entitled to vote at the Colony special meeting, held by approximately 89 holders of record and 527,131 shares of Colony class B common stock outstanding and entitled to vote at the Colony special meeting, held by Thomas J. Barrack, Jr. and/or his affiliates. Each holder of Colony class A common stock is entitled to one vote per share on each proposal presented at the Colony special meeting for each share of Colony class A common stock that such holder owned on the record date for the Colony special meeting. Thomas J. Barrack, Jr., and/or his affiliates, as the sole holders of Colony class B common stock, are entitled to 36.5 votes per share on each proposal presented at the Colony special meeting for each share of Colony class B common stock that he or his affiliates owned on the record date for the Colony special meeting.

Q:
Who can vote at the NRF special meeting?

A:
All NRF common stockholders of record as of the close of business on November 2, 2016, the record date for the NRF special meeting, are entitled to receive notice of and to vote at the NRF special meeting. As of the record date, there were 180,752,147 shares of NRF common stock outstanding and entitled to vote at the NRF special meeting, held by approximately 3,511 holders of record. Each holder of NRF common stock is entitled to one vote on each proposal presented at the NRF special meeting for each share of NRF common stock that such holder owned on the record date for the NRF special meeting.

Q:
What constitutes a quorum for purposes of the NSAM special meeting?

A:
The holders of a majority of the outstanding shares of NSAM common stock entitled to vote on a matter at the NSAM special meeting, present in person or represented by proxy, will constitute a quorum at the NSAM special meeting. All shares of NSAM common stock, represented in person or by proxy, including abstentions and broker non-votes, will be treated as present for purposes of determining the presence or absence of a quorum for all matters voted on at the NSAM special meeting. The NSAM adjournment proposal may be approved without a quorum being present.

For a more detailed description of what constitutes a quorum for purposes of the NSAM special meeting, refer to the section entitled "The NSAM Special Meeting" beginning on page 85 of this joint proxy statement/prospectus.

Q:
What constitutes a quorum for purposes of the Colony special meeting?

A:
The presence in person or by proxy of stockholders entitled to cast a majority of all votes entitled to be cast at the Colony special meeting will constitute a quorum at the Colony special meeting. All shares of Colony common stock, represented in person or by proxy, including abstentions and broker non-votes, will be treated as present for purposes of determining the presence or absence of a quorum for all matters voted on at the Colony special meeting. The Colony adjournment proposal may be approved without a quorum being present.

For a more detailed description of what constitutes a quorum for purposes of the Colony special meeting, refer to the section entitled "The Colony Special Meeting" beginning on page 92 of this joint proxy statement/prospectus.

Q:
What constitutes a quorum for purposes of the NRF special meeting?

A:
The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the NRF special meeting will constitute a quorum at the NRF special meeting. All shares of NRF common stock, represented in person or by proxy, including abstentions and broker non-votes, will be treated as present for purposes of determining the presence or absence of a quorum for all matters voted on at the NRF special meeting.

For a more detailed description of what constitutes a quorum for purposes of the NRF special meeting, refer to the section entitled "The NRF Special Meeting" beginning on page 98 of this joint proxy statement/prospectus.

Q:
What vote is required to approve the proposals at the NSAM special meeting?

A:
Approval of the NSAM merger proposal and the NSAM charter proposal requires the affirmative vote of the holders of a majority of the outstanding shares of NSAM common stock entitled to vote on such proposals. If you abstain or fail to vote your shares, including shares held by a broker or other nominee, in favor of the NSAM merger proposal and NSAM charter proposal, this will have the same effect as a vote "AGAINST" such proposals. The Mergers may not be completed unless the NSAM merger proposal and the NSAM charter proposal are so approved.

Approval of each of the NSAM compensation proposal and the NSAM adjournment proposal requires the affirmative vote of the holders of a majority of the shares of NSAM common stock present in person or represented by proxy at the NSAM special meeting entitled to vote on such proposal. Abstentions will have the same effect as votes "AGAINST" these proposals. Failures to vote and broker non-votes will have no effect on the approval of these proposals if a quorum is present. The NSAM adjournment proposal also may be approved without a quorum being present by the affirmative vote of the holders of a majority of the shares of NSAM common stock present or represented by proxy at the NSAM special meeting.

Your vote is important. We encourage you to submit a proxy to vote your shares of NSAM common stock as promptly as possible so that your shares may be represented and voted at the NSAM special meeting.

Q:
What vote is required to approve the proposals at the Colony special meeting?

A:
Approval of the Colony merger proposal and the Colony charter proposal requires the affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of the outstanding shares of Colony common stock, voting together as a single class. If you abstain or fail to vote your shares, including shares held by a broker or other nominee, in favor of the Colony merger proposal and Colony charter proposal, this will have the same effect as a vote "AGAINST" such proposals. The Mergers may not be completed unless the Colony merger proposal and the Colony charter proposal are so approved.

Approval of each of the Colony compensation proposal and the Colony adjournment proposal requires the affirmative vote of the holders of a majority of the votes cast on such proposal at the Colony special meeting. Abstentions and broker non-votes will have no effect on the approval of these proposals. The Colony adjournment proposal also may be approved without a quorum being present by the holders of Colony common stock by the approval of a majority of the votes cast.

Your vote is important. We encourage you to submit a proxy to vote your shares of Colony common stock as promptly as possible so that your shares may be represented and voted at the Colony special meeting.

Q:
What vote is required to approve the proposals at the NRF special meeting?

A:
Approval of the NRF merger proposal and the NRF charter proposal requires the affirmative vote of the holders of a majority of the outstanding shares of NRF common stock entitled to vote on such proposals. If you abstain or fail to vote your shares, including shares held by a broker or other nominee, in favor of the NRF merger proposal and NRF charter proposal, this will have the same effect as a vote "AGAINST" such proposals. The Mergers may not be completed unless the NRF merger proposal and the NRF charter proposal are so approved.

Approval of each of the NRF compensation proposal and the NRF adjournment proposal requires the affirmative vote of the holders of a majority of the votes cast on such proposal at the NRF special meeting. Abstentions and broker non-votes will have no effect on the approval of these proposals.

Your vote is important. We encourage you to submit a proxy to vote your shares of NRF common stock as promptly as possible so that your shares may be represented and voted at the NRF special meeting.

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with American Stock Transfer & Trust Company, LLC, the transfer agent of NSAM, Colony and NRF, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to vote by granting your voting rights directly to NSAM, Colony or NRF, as applicable or to a third party or by voting in person at the NSAM special meeting, the Colony special meeting or the NRF special meeting, as applicable.

If your shares are held by a broker or other nominee, you are considered the beneficial owner of shares held in "street name," and your broker or other nominee is considered the stockholder of record with respect to those shares. Your broker or other nominee should send you, as the beneficial owner, a package describing the procedure for voting your shares. You should follow the instructions provided by them to vote your shares. You are invited to attend the NSAM special meeting, the Colony special meeting or the NRF special meeting, as applicable; however, you may not vote these shares in person at your Company's special meeting unless you obtain a "legal proxy" from your broker or other nominee that holds your shares, giving you the right to vote the shares at the meeting. Obtaining a legal proxy may take several days and must be obtained prior to your attending your Company's special meeting in order to vote your shares at that meeting.

Refer to the sections entitled "The NSAM Special Meeting—Stockholders of Record and Beneficial Owners" beginning on page 86 of this joint proxy statement/prospectus; "The Colony Special Meeting—Stockholders of Record and Beneficial Owners" beginning on page 92 of this joint proxy statement/prospectus; and "The NRF Special Meeting—Stockholders of Record and Beneficial Owners" beginning on page 99 of this joint proxy statement/prospectus.

Q:
If my shares of NSAM, Colony or NRF common stock are held in "street name" by my broker or other nominee, will my broker or other nominee vote my shares of common stock for me?

A:
Unless you instruct your broker or other nominee how to vote your shares of NSAM, Colony or NRF common stock held in "street name," your shares will NOT be voted.

If your shares are held by a broker or other nominee, you must provide your broker or other nominee with instructions on how to vote your shares. Please follow the voting instructions provided by your broker or other nominee. You should also be aware that you may not vote shares of NSAM, Colony or NRF common stock held in "street name" by returning a proxy card directly to NSAM, Colony or NRF or by voting in person at the NSAM, Colony or NRF special meeting unless you provide a "legal proxy," which you must obtain from your broker or other nominee.

A broker non-vote occurs when a broker or other nominee holds shares for a beneficial owner but cannot vote on a proposal because the broker or other nominee does not have the discretionary power to do so and has not received instructions from the beneficial owner. Broker non-votes will be counted in determining the presence of a quorum at your Company's special meeting but will not be voted at that special meeting.

Consequently:

  •
  broker non-votes will have the same effect as votes "AGAINST" the NSAM merger proposal and the NSAM charter proposal but will have no effect on the NSAM compensation proposal or the NSAM adjournment proposal;

  •
  broker non-votes will have the same effect as votes "AGAINST" the Colony merger proposal and the Colony charter proposal but will have no effect on the Colony compensation proposal or the Colony adjournment proposal; and

  •
  broker non-votes will have the same effect as votes "AGAINST" the NRF merger proposal and the NRF charter proposal but will have no effect on the NRF compensation proposal or the NRF adjournment proposal.

Q:
What happens if I abstain or fail to vote?

A:
For purposes of each of the NSAM, Colony and NRF special meetings, an abstention occurs when a stockholder attends the applicable special meeting in person and does not vote or returns a proxy with an "ABSTAIN" vote, or if you hold your shares through a broker or other nominee, you instruct your broker or other nominee to abstain from voting your shares. If you:

  •
  abstain or fail to vote with respect to any of the merger proposals and charter proposals, it will have the same effect as a vote "AGAINST" the applicable merger proposal and the applicable charter proposal and, consequently, the Mergers;

  •
  abstain with respect to the NSAM compensation proposal, assuming a quorum is present, or the NSAM adjournment proposal, regardless of whether a quorum is present, it will have the same effect as a vote "AGAINST" the NSAM compensation proposal or the NSAM adjournment proposal; and

  •
  abstain with respect to the Colony compensation proposal or the NRF compensation proposal, assuming a quorum is present, or the Colony adjournment proposal or the NRF adjournment proposal, regardless of whether a quorum is present, it will have no effect on the approval of the proposals.

Q:
When are the Mergers expected to close?

A:
Subject to the satisfaction or waiver of the closing conditions described under the section entitled "The Merger Agreement—Conditions to Completion of the Mergers" beginning on page 288 of this joint proxy statement/prospectus, including the approval of the merger proposals by the stockholders of each of NSAM, Colony and NRF, the Companies expect that the Mergers will be completed in January 2017 (but not before January 4, 2017). However, it is possible that factors outside the control of the Companies could result in the Mergers being completed at a later time or not at all. There may be a substantial amount of time between the respective special meetings and the completion of the Mergers.

Q:
What are the conditions to the completion of the Mergers?

A:
In addition to the stockholder approval of the NSAM merger proposal, the NSAM charter proposal, the Colony merger proposal, the Colony charter proposal, the NRF merger proposal and the NRF charter proposal described above, completion of the Mergers is subject to the satisfaction or waiver of a number of other conditions, including:

  •
  listing of Colony NorthStar class A common stock and each series of Colony NorthStar preferred stock on the NYSE;

  •
  receipt of required regulatory approvals;

  •
  the absence of any governmental authority of competent jurisdiction enacting any law or similar decree or taking any action to prevent or prohibit the consummation of the Mergers;

  •
  effectiveness of the registration statement on Form S-4, of which this joint proxy statement/prospectus is a part and the absence of any stop order or proceeding seeking a stop order, in each case with respect to the Mergers;

  •
  receipt by Colony and NRF of a study with respect to the "earnings and profits" for U.S. federal income tax purposes of NSAM and an NSAM subsidiary, which study relates to Colony NorthStar's election to be treated as a real estate investment trust, which we refer to as a REIT, within the meaning of the Internal Revenue Code of 1986, as amended, which we refer to as the Code;

  •
  receipt by the Companies of opinions of counsel regarding certain tax matters (including REIT qualification matters) and matters under the Investment Company Act of 1940, as amended, which we refer to as the Investment Company Act;

  •
  accuracy of representations and warranties under the merger agreement (subject to certain materiality exceptions);

  •
  performance in all material respects by NSAM, Colony NorthStar, Colony, NRF and New NRF Parent of their respective obligations under the merger agreement;

  •
  the absence of a material adverse effect on NSAM, Colony or NRF; and

  •
  the sale or other disposition of NSAM's investment in Island Hospitality Management Inc. (carrying value of approximately $39.5 million as of March 31, 2016) which could adversely affect Colony NorthStar's ability to qualify as a REIT.

    Further, none of the Mergers or the other transactions contemplated by the merger agreement will be consummated unless the other transactions are consummated and no party will be required to consummate the Mergers if, subject to certain conditions, financing is unavailable and the combined company, upon consummation of the transactions, will not have sufficient unrestricted cash to repay certain specified borrowings and all transaction expenses. For a more complete summary of the conditions that must be satisfied or waived prior to the completion of the Mergers, refer to the section entitled "The Merger Agreement—Conditions to Completion of the Mergers" beginning on page 288 of this joint proxy statement/prospectus.

Q:
What will happen to outstanding NSAM equity awards in the Mergers?

A:
At the effective time of the Redomestication merger, each outstanding equity award granted under the NSAM stock plans (defined below) or otherwise denominated in NSAM common stock, which we refer to as an NSAM equity award, will be assumed by Colony NorthStar and converted into an equity award denominated in Colony NorthStar common stock, which we refer to as a Colony NorthStar equity award, having the same terms and conditions as those of the corresponding NSAM equity award immediately prior to the Redomestication merger and the 2014 Omnibus Incentive Plan and any new equity plan adopted by NSAM prior to the closing of the Mergers, to the extent such new equity plan is permitted to be adopted pursuant to the merger agreement, which we refer to as the NSAM stock plans, will be assumed by Colony NorthStar. At the effective time of the NRF merger, each outstanding Colony NorthStar equity award will be treated in connection with the consummation of the NRF merger in accordance with its terms set forth in the applicable NSAM stock plans and/or award agreements, and each partnership unit in NorthStar Asset Management LP, a Delaware limited partnership and the operating partnership of NSAM that holds substantially all of NSAM's assets and liabilities and through which NSAM conducts its operations, which we refer to as NSAM LP, designated as an LTIP unit, which we refer to as an NSAM LTIP unit, will be treated in connection with the consummation of the NRF merger in accordance with its terms and the terms of the NSAM LP limited partnership agreement. Refer to the section entitled "The Merger Agreement—The Mergers and Related Transactions—Treatment of NSAM and Colony NorthStar Equity Awards and NSAM LTIP Units" beginning on page 281 of this joint proxy statement/prospectus.

Substantially all currently outstanding NSAM equity awards and NSAM LTIP units that are scheduled to vest based solely on continued service or employment, including all of such NSAM equity awards and NSAM LTIP units held by NSAM's directors and executive officers, will vest in accordance with their terms upon the closing of the Mergers. The number of shares that will be earned pursuant to all currently outstanding performance-based NSAM equity awards that are subject to vesting based on total stockholder return over a performance period scheduled to end in 2017 or thereafter will be determined upon the closing of the Mergers. The number of shares to be earned by each of the NSAM executive officers pursuant to these awards upon the closing of the Mergers was fixed pursuant to agreements entered into in connection with the signing of the merger agreement. The fixed amounts were based on pre-signing stock prices and an assumed closing date in January 2017, except that Messrs. Hamamoto, Tylis and Gilbert each agreed to forfeit a majority of the shares that each was projected to earn. The number of shares that will be earned by other holders of these awards upon the closing of the Mergers will be based on a vesting percentage equal to the greater of: (i) the percentage of the performance period that has elapsed through the date of the closing; or (ii) the percentage that would have been earned at the end of the performance period based on the value of the consideration received for NSAM common stock in the Mergers. Any portion of these performance-based equity awards that is not earned upon the closing of the Mergers will be forfeited. For additional information regarding the treatment of NSAM equity awards held by NSAM's directors and executive officers, refer to the section entitled "The Mergers—Interests of NSAM's Directors and Executive Officers in the Mergers" beginning on page 211 of this joint proxy statement/prospectus.

Q:
What will happen to outstanding Colony equity awards in the Mergers?

A:
At the effective time of the Colony merger, each outstanding equity award granted under the Colony stock plans (defined below) that is denominated in Colony common stock, which we refer to as a Colony equity award, will be treated in connection with the consummation of the Colony merger in accordance with the terms set forth in the 2009 Non-Executive Director Stock Plan of Colony and/or the 2014 Equity Incentive Plan of Colony, as applicable, which we refer to collectively as the Colony stock plans, and/or award agreements, as applicable. Each Colony equity award that is outstanding immediately prior to the effective time of the Colony merger that does not vest and is not forfeited in connection with the consummation of the Colony merger by its terms will be assumed by Colony NorthStar and will be converted into a Colony NorthStar equity award as set forth in the merger agreement. At the effective time of the Colony merger, each outstanding membership unit in Colony Capital Operating Company, LLC, the operating subsidiary of Colony, which we refer to as Colony OP, designated as an LTIP unit, which we refer to as a Colony LTIP unit, if any, will be treated in connection with the consummation of the Colony merger in accordance with its terms and the limited liability company agreement of Colony OP. Refer to the section entitled "The Merger Agreement—The Mergers and Related Transactions—Treatment of Colony Equity Awards and Colony LTIP Units" beginning on page 281 of this joint proxy statement/prospectus.

Q:
What will happen to outstanding NRF equity awards in the Mergers?

A:
In connection with NRF's internal reorganization transactions, all of the outstanding partnership units in NRF LP designated as LTIP units, which we refer to as NRF LTIP units, will be fully vested and converted into an equal number of shares of NRF common stock, each outstanding equity award granted under the NRF stock plan (defined below) or otherwise denominated in NRF common stock, which we refer to as an NRF equity award, will be assumed by New NRF Parent and will be converted into the right to receive a New NRF Parent equity award having the same terms and conditions as those of the corresponding NRF equity award and the NRF Third Amended and Restated 2004 Omnibus Stock Incentive Plan, which we refer to as the NRF stock plan, will be assumed by New NRF Parent. At the effective time of the NRF merger, each outstanding New NRF Parent equity award will be treated in connection with the consummation of the NRF merger in accordance with its terms set forth in the applicable NRF stock plan and/or award agreements. Each New NRF Parent equity award that is outstanding immediately prior to the effective time of the NRF merger that does not vest and is not forfeited in connection with the consummation of the NRF merger by its terms will be assumed by Colony NorthStar and will be converted into a Colony NorthStar equity award as set forth in the merger agreement. If the aggregate number of shares of NRF common stock and New NRF Parent common stock issuable upon conversion of NRF LTIP units (or common units of NRF LP issued upon conversion of NRF LTIP units) or pursuant to the New NRF Parent equity awards in connection with the NRF merger would be greater than the number of shares available for issuance under the NRF stock plan, and in the event the parties determine that these obligations cannot be settled in shares of Colony NorthStar class A common stock in accordance with applicable law and stock exchange rules, then a pro rata portion of these awards will be settled in cash instead of shares. Refer to the section entitled "The Merger Agreement—The Mergers and Related Transactions—Treatment

  of NRF Equity Awards and NRF LTIP Units" beginning on page 282 of this joint proxy statement/prospectus.

    Substantially all currently outstanding NRF equity awards that are scheduled to vest based solely on continued service or employment, including all of such NRF equity awards held by NRF's directors and executive officers, will vest in accordance with their terms upon the closing of the Mergers. The number of shares that will be earned pursuant to the currently outstanding performance-based NRF equity awards that are subject to vesting based on total stockholder return over a performance period scheduled to end in 2017 or thereafter, all of which are held by certain NRF executive officers, was fixed pursuant to agreements entered into with such NRF executive officers in connection with the signing of the merger agreement. The number of shares that would have been earned upon the closing of the Mergers in the absence of these agreements would have been based on a vesting percentage equal to the greater of: (i) the percentage of the performance period that had elapsed through the date of the closing; or (ii) the percentage that would have been earned at the end of the performance period based on the value of the consideration received for NRF common stock in the Mergers and, if applicable, the value of the common stock of NorthStar Realty Europe Corp., which we refer to as NRE, upon the closing of the Mergers. The fixed amounts were based on pre-signing stock prices and an assumed closing date in January 2017, except that Messrs. Hamamoto, Tylis and Gilbert each agreed to forfeit a majority of the shares that each was projected to earn. The portion of these performance-based equity awards that is not earned upon the closing of the Mergers will be forfeited. For additional information regarding the treatment of NRF equity awards held by NRF's directors and executive officers, refer to the section entitled "The Mergers—Interests of NRF's Directors and Executive Officers in the Mergers" beginning on page 220 of this joint proxy statement/prospectus.

Q:
What is a real estate investment trust?

A:
In connection with the transactions contemplated by the merger agreement, Colony NorthStar will elect to be taxed as a REIT, within the meaning of the Code, commencing with the taxable year beginning January 1, 2017. A company that qualifies and elects to be taxed as a REIT generally will not be subject to U.S. federal income tax on its real estate investment trust taxable income that it pays to its stockholders in the form of a dividend. A company's qualification as a REIT under the Code depends on its ability to meet, on a continuing basis, through actual investment and operating results, various highly technical and complex requirements under the Code relating to, among other things, the sources of its gross income, the composition and value of its assets, its distribution levels and the diversity of ownership of its shares. The Companies believe that Colony NorthStar will be organized in conformity with the requirements for qualification and taxation as a REIT under the Code, and that its intended manner of operation will enable it to meet the requirements for qualification and taxation as a REIT.

For a more complete discussion of the U.S. federal income taxation of a REIT and the tax treatment of stockholders of a REIT, refer to the section entitled "U.S. Federal Income Tax Consequences—U.S. Federal Income Taxation of Colony NorthStar and its Stockholders" beginning on page 233 of this joint proxy statement/prospectus.

Q:
Where will my shares of Colony NorthStar common stock be publicly traded?

A:
The Companies anticipate that Colony NorthStar class A common stock will be listed on the NYSE upon the consummation of the Mergers under the symbol "CLNS."

Q:
Who will serve on the Colony NorthStar board following the Mergers?

A:
Following the consummation of the Colony merger, the Colony NorthStar board will consist of 10 members, eight of whom will be independent under applicable NYSE rules. Five directors will be designated by NSAM and NRF and five directors will be designated by Colony. The Companies have announced that NSAM and NRF intend to designate David T. Hamamoto (current Executive Chairman of NSAM and Chairman of NRF), Jon A. Fosheim, Douglas Crocker II and two existing independent directors of NSAM and NRF as members of the Colony NorthStar board and Colony intends to designate Thomas J. Barrack, Jr. (current Executive Chairman of Colony) and four other existing independent directors of Colony, Nancy A. Curtin, George G. C. Parker, John A. Somers and John L. Steffens, as members of the Colony NorthStar board.

Q:
Where will Colony NorthStar be located and who will serve in senior leadership roles following the Mergers?

A:
Following the Mergers, Colony NorthStar will maintain a significant presence in both New York, New York and Los Angeles, California.

Upon the closing of the Mergers, it is expected that Thomas J. Barrack, Jr. (currently Executive Chairman of Colony) will be Executive Chairman of Colony NorthStar, David T. Hamamoto (currently Executive Chairman of NSAM and Chairman of NRF) will be Executive Vice Chairman of Colony NorthStar, Richard B. Saltzman (currently Chief Executive Officer and President of Colony) will be Chief Executive Officer of Colony NorthStar, Darren J. Tangen (currently Chief Financial Officer of Colony) will be Chief Financial Officer of Colony NorthStar and Mark M. Hedstrom (currently Chief Operating Officer of Colony) will be Chief Operating Officer of Colony NorthStar.

Q:
Are NSAM stockholders entitled to appraisal rights?

A:
NSAM stockholders are not entitled to exercise appraisal rights in connection with the Mergers.

Refer to the section entitled "No Appraisal Rights in the Mergers" beginning on page 416 of this joint proxy statement/prospectus.

Q:
Are Colony stockholders entitled to appraisal rights?

A:
Colony stockholders are not entitled to exercise appraisal rights in connection with the Mergers.

Refer to the section entitled "No Appraisal Rights in the Mergers" beginning on page 416 of this joint proxy statement/prospectus.

Q:
Are NRF stockholders entitled to appraisal rights?

A:
NRF stockholders are not entitled to exercise appraisal rights in connection with the Mergers.

Refer to the section entitled "No Appraisal Rights in the Mergers" beginning on page 416 of this joint proxy statement/prospectus.

Q:
Why am I being asked to consider and vote on a proposal to approve, by non-binding, advisory vote, the compensation that may become payable to the NSAM named executive officers in connection with the Mergers?

A:
Under SEC rules, NSAM is required to seek a non-binding, advisory vote from NSAM common stockholders with respect to the compensation that may become payable to its named executive officers in connection with the Mergers. Refer to the section entitled "Proposals Submitted to NSAM Common Stockholders—Proposal 3—The NSAM Compensation Proposal" beginning on page 90 of this joint proxy statement/prospectus.

Q:
What will happen if NSAM stockholders do not approve the NSAM compensation proposal?

A:
Approval of the NSAM compensation proposal is not a condition to completion of the Mergers. Accordingly, you may vote against the NSAM compensation proposal and vote in favor of the NSAM merger proposal and any other proposals. The NSAM compensation proposal vote is an advisory vote being presented only to NSAM common stockholders and it will not be binding on NSAM or Colony NorthStar following the Mergers. If the Mergers are completed, any merger-related compensation may be paid to the NSAM named executive officers to the extent payable in accordance with the terms of their compensation agreements and arrangements even if NSAM stockholders do not approve the NSAM compensation proposal.

Q:
Why am I being asked to consider and vote on a proposal to approve, by non-binding, advisory vote, the compensation that may become payable to the Colony named executive officers in connection with the Mergers?

A:
Under SEC rules, Colony is required to seek a non-binding, advisory vote from Colony common stockholders with respect to the compensation that may become payable to its named executive officers in connection with the Mergers. Refer to the section entitled "Proposals Submitted to Colony Common Stockholders—Proposal 3—The Colony Compensation Proposal" beginning on page 96 of this joint proxy statement/prospectus.

Q:
What will happen if Colony stockholders do not approve the Colony compensation proposal?

A:
Approval of the Colony compensation proposal is not a condition to completion of the Mergers. Accordingly, you may vote against the Colony compensation proposal and vote in favor of the Colony merger proposal and any other proposals. The Colony compensation proposal vote is an advisory vote being presented only to Colony common stockholders, and it will not be binding on Colony or Colony NorthStar following the Mergers. If the Mergers are completed, any merger-related compensation may be paid to the Colony named executive officers to the extent payable in accordance with the terms of their compensation agreements and arrangements even if Colony common stockholders do not approve the Colony compensation proposal.

Q:
Why am I being asked to consider and vote on a proposal to approve, by non-binding, advisory vote, the compensation that may become payable to the NRF named executive officers in connection with the Mergers?

A:
Under SEC rules, NRF is required to seek a non-binding, advisory vote from NRF common stockholders with respect to the compensation that may become payable to its named executive officers in connection with the Mergers. Refer to the section entitled "Proposals

  Submitted to NRF Common Stockholders—Proposal 3—The NRF Compensation Proposal" beginning on page 103 of this joint proxy statement/prospectus.

Q:
What will happen if NRF stockholders do not approve the NRF compensation proposal?

A:
Approval of the NRF compensation proposal is not a condition to completion of the Mergers. Accordingly, you may vote against the NRF compensation proposal and vote in favor of the NRF merger proposal and any other proposals. The NRF compensation proposal vote is an advisory vote being presented only to NRF common stockholders and it will not be binding on NRF or Colony NorthStar following the Mergers. If the Mergers are completed, any merger-related compensation may be paid to the NRF named executive officers to the extent payable in accordance with the terms of their compensation agreements and arrangements even if NRF stockholders do not approve the NRF compensation proposal.

Q:
Do any of NSAM's directors or executive officers have interests in the Mergers that may differ from those of NSAM common stockholders?

A:
Certain NSAM directors and executive officers have interests in the Mergers that are different from, or in addition to, their interests as NSAM common stockholders. The NSAM special committee, comprised entirely of independent directors who are not also directors of NRF, was aware of and considered these interests, among other matters, in evaluating the merger agreement and the Mergers and recommended unanimously that the NSAM board recommend that the NSAM common stockholders vote "FOR" the NSAM merger proposal, "FOR" the NSAM charter proposal, "FOR" the NSAM compensation proposal and "FOR" the NSAM adjournment proposal. For a description of these interests, refer to the section entitled "The Mergers—Interests of NSAM's Directors and Executive Officers in the Mergers" beginning on page 211 of this joint proxy statement/prospectus.

Q:
Do any of Colony's directors or executive officers have interests in the Mergers that may differ from those of Colony common stockholders?

A:
Certain Colony directors and executive officers have interests in the Mergers that are different from, or in addition to, their interests as Colony common stockholders. The Colony board was aware of and considered these interests, among other matters, in evaluating the merger agreement and the Mergers and recommended unanimously that the Colony common stockholders vote "FOR" the Colony merger proposal, "FOR" the Colony charter proposal, "FOR" the Colony compensation proposal and "FOR" the Colony adjournment proposal. For a description of these interests, refer to the section entitled "The Mergers—Interests of Colony's Directors and Executive Officers in the Mergers" beginning on page 218 of this joint proxy statement/prospectus.

Q:
Do any of NRF's directors or executive officers have interests in the Mergers that may differ from those of NRF common stockholders?

A:
Certain NRF directors and executive officers have interests in the Mergers that are different from, or in addition to, their interests as NRF common stockholders. The NRF special committee, comprised entirely of independent directors who are not also directors of NSAM, was aware of and considered these interests, among other matters, in evaluating the merger agreement and the Mergers and recommended unanimously that the NRF board recommend that the NRF common stockholders vote "FOR" the NRF merger proposal, "FOR" the NRF charter proposal, "FOR" the NRF compensation proposal and "FOR" the NRF adjournment proposal. For a description of these interests, refer to the section entitled "The Mergers—

  Interests of NRF's Directors and Executive Officers in the Mergers" beginning on page 220 of this joint proxy statement/prospectus.

Q:
Where can I find the voting results of the NSAM special meeting, the Colony special meeting and the NRF special meeting?

A:
The preliminary voting results at the NSAM special meeting, the Colony special meeting and the NRF special meeting will be announced at each Company's special meeting. In addition, within four business days following certification of the final voting results, NSAM, Colony and NRF each intends to file its final voting results with the SEC on a Current Report on Form 8-K.

Q:
What do I need to do now?

A:
After you have carefully read this joint proxy statement/prospectus, please respond by completing, signing and dating your proxy card or voting instruction card and returning it in the enclosed postage-paid return envelope or, if available, by authorizing your proxy by one of the other methods specified in your proxy card or voting instruction card as promptly as possible so that your shares of NSAM common stock, Colony common stock and/or NRF common stock will be represented and voted at the NSAM special meeting, the Colony special meeting or the NRF special meeting, as applicable.

Refer to your proxy card or voting instruction card forwarded by your broker or other nominee to see which voting options are available to you.

The method by which you submit a proxy will in no way limit your right to vote at the NSAM special meeting, the Colony special meeting and/or the NRF special meeting if you later decide to attend the meeting in person. However, if your shares of NSAM common stock, Colony common stock and/or NRF common stock, as applicable, are held in the name of a broker or other nominee, you must obtain a "legal proxy," executed in your favor, from your broker or other nominee, to be able to vote in person at the NSAM special meeting, the Colony special meeting and/or the NRF special meeting. Obtaining a legal proxy may take several days and must be obtained prior to your attending the applicable Company's special meeting in order to vote your shares at that meeting.

Q:
Do I need to do anything with my stock certificates now?

A:
No. If the Mergers are completed, you will receive instructions for exchanging your stock certificates.

Q:
If a stockholder gives a proxy, how will my proxy be voted?

A:
All shares of NSAM common stock entitled to vote and represented by properly completed proxies received prior to the NSAM special meeting, and not revoked, will be voted at the NSAM special meeting as instructed on the proxies. You may vote "FOR," "AGAINST" or "ABSTAIN" with respect to any proposal. If you are a stockholder of record and you properly sign, date and return a proxy card but do not indicate how your shares of NSAM common stock should be voted on a matter, the shares of NSAM common stock represented by your proxy will be voted as the NSAM board recommends and therefore "FOR" the NSAM merger proposal, "FOR" the NSAM charter proposal, "FOR" the NSAM compensation proposal and "FOR" the NSAM adjournment proposal.

All shares of Colony common stock entitled to vote and represented by properly completed proxies received prior to the Colony special meeting, and not revoked, will be voted at the Colony special meeting as instructed on the proxies. You may vote "FOR," "AGAINST" or "ABSTAIN" with respect to any proposal. If you are a stockholder of record and you properly sign, date and return a proxy card but do not indicate how your shares of Colony common stock should be voted on a matter, the shares of Colony common stock represented by your proxy will be voted as the Colony board recommends and therefore "FOR" the Colony merger proposal, "FOR" the Colony charter proposal, "FOR" the Colony compensation proposal and "FOR" the Colony adjournment proposal.

All shares of NRF common stock entitled to vote and represented by properly completed proxies received prior to the NRF special meeting, and not revoked, will be voted at the NRF special meeting as instructed on the proxies. You may vote "FOR," "AGAINST" or "ABSTAIN" with respect to any proposal. If you are a stockholder of record and you properly sign, date and return a proxy card but do not indicate how your shares of NRF common stock should be voted on a matter, the shares of NRF common stock represented by your proxy will be voted as the NRF board recommends and therefore "FOR" the NRF merger proposal, "FOR" the NRF charter proposal, "FOR" the NRF compensation proposal and "FOR" the NRF adjournment proposal.

Q:
How do I vote?

A:
If you are an NSAM, Colony and/or NRF common stockholder of record, you may have your shares of NSAM, NRF and/or Colony common stock voted on matters presented at the Companies' respective special meeting by proxy (through the internet, by telephone or by signing, dating and returning the accompanying proxy card in the enclosed postage-paid return envelope) or in person. If you are a beneficial owner of NSAM, Colony and/or NRF common stock, you should receive instructions from your broker or other nominee that you must follow in order to have your shares of NSAM, Colony and/or NRF common stock voted.

For additional information regarding how to vote your shares of common stock, refer to the sections entitled "The NSAM Special Meeting—How to Vote Your Shares" beginning on page 87 of this joint proxy statement/prospectus; "The Colony Special Meeting—How to Vote Your Shares" beginning on page 94 of this joint proxy statement/prospectus; and "The NRF Special Meeting—How to Vote Your Shares" beginning on page 100 of this joint proxy statement/prospectus.

Q:
Can I revoke my proxy or change my vote after I have delivered my proxy?

A:
Yes. You can revoke your proxy or change your vote before your proxy votes your shares in any of the three following ways:

  •
  by sending a written notice to the Secretary of NSAM, the Secretary of Colony or the Secretary of NRF, as applicable, at the address for each Company set forth below, which notice must be received by NSAM's Corporate Secretary by 11:59 p.m. (Eastern Time) on the business day prior to the date of the NSAM special meeting, by Colony's Corporate Secretary by 11:59 p.m. (Eastern Time) on the business day prior to the date of the Colony special meeting or by NRF's Corporate Secretary by 11:59 p.m. (Eastern Time) on the business day prior to the date of the NRF special meeting, as applicable, stating that you would like to revoke your proxy;

    •
    by completing, signing and dating another proxy card and returning it by mail in time to be received before the NSAM special meeting, the Colony special meeting or the NRF special meeting, as applicable, or by authorizing a later dated proxy by the Internet or telephone, if applicable, in which case your later-authorized proxy will be recorded and your earlier proxy revoked; or

    •
    by attending the NSAM special meeting, the Colony special meeting special meeting and/or the NRF special meeting, as applicable, and voting in person. Simply attending the NSAM special meeting, the Colony special meeting and/or the NRF special meeting without voting will not revoke your proxy or change your vote.

    If your shares of NSAM common stock, Colony common stock and/or NRF common stock are held in an account at a broker or other nominee and you desire to change your vote or vote in person, you should contact your broker or other nominee for instructions on how to do so.

Q:
What should I do if I receive more than one set of voting materials for the NSAM special meeting, the Colony special meeting and/or the NRF special meeting?

A:
Please complete, sign, date and return each proxy card and voting instruction card that you receive or, if available, please submit your proxy by telephone, facsimile or over the Internet. You may receive more than one set of voting materials for the NSAM special meeting, the Colony special meeting and/or the NRF special meeting, including multiple copies of this joint proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares of NSAM common stock, Colony common stock and/or NRF common stock in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares of NSAM common stock, Colony common stock and/or NRF common stock. If you are a holder of record and your shares of NSAM common stock, Colony common stock and/or NRF common stock are registered in more than one name, you may receive more than one proxy card.

Q:
What happens if I am a stockholder of more than one of the Companies?

A:
You will receive separate proxy cards for each of NSAM, Colony and NRF, as applicable, and you must complete, sign and date each proxy card and return each proxy card in the appropriate postage-paid return envelope or, if available, by authorizing a proxy by one of the other methods specified in your proxy card or voting instruction card for each of NSAM, Colony and NRF, as applicable.

Q:
What happens if I sell my shares of NSAM common stock before the NSAM special meeting?

A:
The record date for the NSAM special meeting is earlier than both the date of the NSAM special meeting and the effective time of the Mergers. If you transfer your shares of NSAM common stock after the record date of the NSAM special meeting, you will, unless the transferee requests a proxy from you, retain your right to vote at the NSAM special meeting but will transfer the right to receive the merger consideration to the person to whom you transfer your shares. In order to become entitled to receive the merger consideration, you must hold your shares of NSAM common stock through the effective time of the Mergers, which the Companies expect will occur in January 2017.

In order to receive the expected NSAM special dividend, you must be a NSAM common stockholder of record on the record date for the special dividend.

Q:
What happens if I sell my shares of Colony common stock before the Colony special meeting?

A:
The record date for the Colony special meeting is earlier than both the date of the Colony special meeting and the effective time of the Mergers. If you transfer your shares of Colony common stock after the record date of the Colony special meeting, you will, unless the transferee requests a proxy from you, retain your right to vote at the Colony special meeting but will transfer the right to receive the merger consideration to the person to whom you transfer your shares. In order to become entitled to receive the merger consideration, you must hold your shares of Colony common stock through the effective time of the Mergers, which the Companies expect will occur in January 2017.

Q:
What happens if I sell my shares of NRF common stock before the NRF special meeting?

A:
The record date for the NRF special meeting is earlier than both the date of the NRF special meeting and the effective time of the Mergers. If you transfer your shares of NRF common stock after the record date of the NRF special meeting, you will, unless the transferee requests a proxy from you, retain your right to vote at the NRF special meeting but will transfer the right to receive the merger consideration to the person to whom you transfer your shares. In order to become entitled to receive the merger consideration, you must hold your shares of NRF common stock through the effective time of the Mergers, which the Companies expect will occur in January 2017.

Q:
Will NSAM, Colony and NRF continue to pay distributions prior to the closing of the Mergers?

A:
Yes, each of the Companies expects to continue to pay distributions, including in an amount required to be distributed in order for each of Colony and NRF to qualify as a REIT for the applicable taxable year. Pursuant to the merger agreement:

  •
  NSAM is permitted, prior to the closing of the Mergers, to declare distributions to its common stockholders of up to (i) $0.10 per share of NSAM common stock with respect to each quarter of 2016 so long as the distribution is declared and paid no earlier than the date of declaration and payment in the prior calendar year and (ii) a pro rata portion of the $0.10 per share dividend for any partial period of the first calendar quarter of 2017. In 2016, NSAM declared its fourth quarter 2015 dividend on February 25, 2016. As a result, if the Mergers are completed on or prior to February 25, 2017, NSAM will not declare a dividend for the fourth quarter of 2016. The NSAM board is also permitted to declare a special dividend in cash in respect of NSAM common stock in an aggregate amount of $228 million to be paid in 2017 to stockholders of record as of a date on or after January 1, 2017 and prior to the closing of the Mergers.

  •
  Colony is permitted, prior to the closing of the Mergers, to declare distributions to its common stockholders of up to (i) $0.40 per share of Colony common stock with respect to each quarter of 2016 so long as the distribution is declared and paid no earlier than the date of declaration and payment in the prior calendar year and (ii) a pro rata portion of the $0.40 per share dividend for any partial period of the first calendar quarter of 2017. Colony declared its fourth quarter 2015 dividend on November 4, 2015. Given that the Mergers will not be completed earlier than January 2017, Colony will be permitted to declare its fourth quarter 2016 dividend even if the Mergers are completed.

  •
  NRF is permitted, prior to the closing of the Mergers, to declare distributions to its common stockholders of up to (i) $0.40 per share of NRF common stock in each quarter of 2016 so long as the distribution is declared and paid no earlier than the date of declaration and payment in the prior calendar year and (ii) a pro rata portion of the $0.40 per share dividend for any partial period of the first calendar quarter of 2017. In 2016, NRF declared its fourth quarter 2015 dividend on February 25, 2016. As a result, if the Mergers are completed on or prior to February 25, 2017, NRF will not declare or pay a dividend for the fourth quarter of 2016.

    Given their status as REITs, Colony and NRF may need to (and are permitted under the merger agreement to) make certain minimum distributions in excess of the above limits. In the event the amounts of permitted dividends described above are exceeded, pursuant to a distribution necessary for Colony or NRF, as applicable, to qualify as a REIT or to avoid the incurrence of any income or excise tax, the Colony class A exchange ratio, Colony class B exchange ratio and NRF exchange ratio, as applicable, will be adjusted.

Q:
What happens if the Mergers are not completed?

A:
If the Mergers are not completed, stockholders of NSAM, Colony and NRF will not receive any consideration in connection with the Mergers. Instead, NSAM, Colony and NRF will each remain an independent public company and their respective common stock and preferred stock, as applicable, will continue to be listed and traded on the NYSE. Under certain circumstances, NSAM, Colony or NRF may be required to make a payment to one or more of the other parties. For additional information, refer to the section entitled "The Merger Agreement—Termination of the Merger Agreement—Termination Fees" and "—Payment of Transaction Expenses upon Termination" beginning on page 304 of this joint proxy statement/prospectus.

Q:
Who can answer my questions?

A:
If you have any questions about the Mergers or how to submit your proxy, or need additional copies of this joint proxy statement/prospectus, the enclosed proxy card or voting instructions, you should contact:

NorthStar Asset Management Group Inc. Attention: General Counsel 399 Park Avenue, 18th Floor New York, New York 10022 (212) 547-2600 www.nsamgroup.com	Colony Capital, Inc. Attention: Investor Relations 515 S. Flower Street, 44th Floor Los Angeles, California 90071 (310) 282-8820 www.colonyinc.com	NorthStar Realty Finance Corp. Attention: Secretary 399 Park Avenue, 18th Floor New York, New York 10022 (212) 547-2600 www.nrfc.com

    You can also contact the proxy solicitors hired by NSAM, Colony and NRF as follows:

NSAM:	Colony:	NRF:
MacKenzie Partners, Inc.	D.F. King & Co., Inc.	Saratoga Proxy Consulting LLC
105 Madison Avenue	48 Wall Street, 22nd Floor	520 8th Avenue, 14th Floor
New York, New York 10016	New York, New York 10005	New York, New York 10018
(212) 929-5500	(212) 269-5550	(212) 257-1311
(800) 322-2885	(866) 751-6311	(888) 368-0379

    NSAM has engaged MacKenzie Partners, Inc. to assist in the solicitation of proxies for the NSAM special meeting. NSAM estimates it will pay MacKenzie Partners, Inc. a fee of up to approximately $25,000 for the services to be performed. NSAM has also agreed to reimburse MacKenzie Partners, Inc. for reasonable out-of-pocket expenses and disbursements incurred in connection with the proxy solicitation and to indemnify MacKenzie Partners, Inc. against certain losses, costs and expenses. In addition to mailing the proxy solicitation material, NSAM directors and executive officers may also solicit proxies in person, by telephone or by any other electronic means of communication deemed appropriate. No additional compensation will be paid to NSAM's directors and executive officers for such services.

    Colony has engaged D.F. King & Co., Inc. to assist it in the solicitation of proxies for the Colony special meeting at an aggregate estimated cost of $20,000 plus out-of-pocket expenses. In addition to mailing the proxy solicitation material, Colony directors, officers and other employees may also solicit proxies in person, by telephone or by any other electronic means of communication deemed appropriate. No additional compensation will be paid to Colony's directors and executive officers for such services.

    NRF has engaged Saratoga Proxy Consulting LLC to assist in the solicitation of proxies for the NRF special meeting. NRF estimates it will pay Saratoga Proxy Consulting LLC a fee of up to approximately $25,000 for the services to be performed. NRF has also agreed to reimburse Saratoga Proxy Consulting LLC for reasonable out-of-pocket expenses and disbursements incurred in connection with the proxy solicitation and to indemnify Saratoga Proxy Consulting LLC against certain losses, costs and expenses. In addition to mailing the proxy solicitation material, NRF directors and executive officers may also solicit proxies in person, by telephone or by any other electronic means of communication deemed appropriate. No additional compensation will be paid to NRF's directors and executive officers for such services.

SUMMARY

                The following summary highlights some of the information contained in this joint proxy statement/prospectus. This summary may not contain all of the information that is important to you. For a more complete description of the merger agreement, the Mergers and related transactions we are proposing, the Companies encourage you to read carefully this entire joint proxy statement/prospectus, including the attached Annexes and the other documents referred to herein. Each item in this summary includes a page reference directing you to a more complete discussion of that topic. The Companies also encourage you to read the information incorporated by reference into this joint proxy statement/prospectus, which includes important business and financial information about NSAM, Colony and NRF that has been filed with the SEC. You may obtain the information incorporated by reference into this joint proxy statement/prospectus without charge by following the instructions in the section entitled "Where You Can Find More Information; Incorporation by Reference" beginning on page 420 of this joint proxy statement/prospectus.

Parties to the Merger Agreement (Page 81)

NSAM Entities

NorthStar Asset Management Group Inc.

                NSAM, a Delaware corporation, is a publicly-traded global asset management firm focused on strategically managing real estate and other investment platforms in the United States and internationally. NSAM provides asset management and other services by managing NRE, NRF and companies that raise capital through the retail market, and future sponsored companies that raise money from retail investors. NSAM earns asset management and other fees pursuant to management and other contracts and through its direct and indirect investments in strategic partnerships and joint ventures. In addition, NSAM owns NorthStar Securities, LLC, a captive broker-dealer platform that raises capital in the retail market.

                NSAM seeks to expand the scope of its asset management business beyond real estate into new asset classes and geographies by organically creating and managing additional investment vehicles or through acquisitions, strategic partnerships and joint ventures. On January 29, 2016, NSAM acquired an approximate 84% interest in Townsend Holdings LLC, which is the manager or advisor to $175.3 billion of assets as of March 31, 2016.

                As of March 31, 2016, adjusted for sales, acquisitions and commitments to sell or acquire investments by the companies managed by NSAM that raise capital through the retail market, the future sponsored companies that raise money from retail investors, NRE and NRF, which we refer to, collectively, as NSAM's managed companies, NSAM had $35 billion of assets under management. In addition, from its inception to date, NSAM has invested $100 million in direct investments in entities that manage $10 billion, including assets held by NSAM's managed companies, across a variety of asset classes.

                NSAM common stock is traded on the NYSE under the symbol "NSAM."

Colony NorthStar, Inc.

                Colony NorthStar, formerly known as New Polaris, Inc., a Maryland corporation and a wholly owned subsidiary of NSAM, was formed solely for the purpose of facilitating the Mergers and related transactions contemplated by the merger agreement. Colony NorthStar has not carried on any activities or operations to date, except for those activities incidental to its formation and undertaken in connection with the transactions contemplated by the merger agreement. The merger agreement provides for the mergers of NSAM, New NRF Parent and Colony into Colony NorthStar, which will be the publicly traded entity for the combined company following the effective time of the Mergers.

Colony Entities

Colony Capital, Inc.

                Colony, a Maryland corporation, is a publicly-traded global real estate and investment management firm that has elected to be taxed as a REIT for U.S. federal income tax purposes. Colony manages capital on behalf of both its stockholders and limited partners in private investment funds under its management where Colony may earn management fees and carried interests. Colony's investment portfolio is primarily composed of (i) real estate equity; (ii) real estate debt; and (iii) investment management of Colony-sponsored private equity funds and vehicles.

                As of March 31, 2016, Colony has historically sponsored $25 billion of equity across a variety of distinct funds and investment vehicles that collectively invested over $64 billion of total capital.

                Colony class A common stock is traded on the NYSE under the symbol "CLNY."

NRF Entities

NorthStar Realty Finance Corp.

                NRF, a Maryland corporation, is a publicly-traded, diversified commercial real estate company that has elected to be taxed as a REIT for U.S. federal income tax purposes. It is managed by an affiliate of NSAM. NRF's primary business objectives are to make diversified real estate-related investments that produce attractive risk-adjusted returns, generate stable cash flow for distribution to its stockholders and build long-term franchise value. NRF's core business activities include acquiring commercial real estate properties, such as healthcare, hotels, manufactured housing communities, office and retail net lease and multifamily; making opportunistic investments such as indirect interests in real estate through private equity real estate funds; and originating, structuring and acquiring commercial real estate debt.

                As of May 5, 2016, adjusted for sales and commitments to sell investments, NRF had $13 billion of balance sheet investments, comprised of 85% real estate equity assets and 15% commercial real estate debt and securities assets.

                NRF common stock is traded on the NYSE under the symbol "NRF."

New Sirius Inc.

                New NRF Parent, a Maryland corporation and a wholly owned subsidiary of NRF, was formed solely for the purpose of facilitating the Mergers and related transactions contemplated by the merger agreement. New NRF Parent has not carried on any activities or operations to date, except for those activities incidental to its formation and undertaken in connection with the transactions contemplated by the merger agreement.

NorthStar Realty Finance Limited Partnership

                NRF LP, a Delaware limited partnership and a subsidiary of NRF, holds, directly or indirectly, substantially all of NRF's assets and NRF conducts its operations, directly or indirectly, through NRF LP.

Sirius Merger Sub-T, LLC

                Sirius Merger Sub-T, LLC, which we refer to as NRF OP Merger Sub, a Delaware limited liability company and a wholly owned subsidiary of NRF, was formed solely for the purpose of facilitating the Mergers and related transactions contemplated by the merger agreement. NRF OP Merger Sub has not carried on any activities or operations to date, except for those activities incidental to its formation and undertaken in connection with the transactions contemplated by the merger agreement.

New Sirius Merger Sub, LLC

                New Parent Merger Sub, a Delaware limited liability company and a wholly owned subsidiary of New NRF Parent, was formed solely for the purpose of facilitating the Mergers and related transactions contemplated by the merger agreement. New Parent Merger Sub has not carried on any activities or operations to date, except for those activities incidental to its formation and undertaken in connection with the transactions contemplated by the merger agreement.

The Mergers and Related Transactions (Page 276)

                The terms and conditions of the Mergers and certain other transactions are contained in the merger agreement, a copy of which is attached to this joint proxy statement/prospectus as Annex A. On each of July 28, 2016 and October 16, 2016, the parties to the merger agreement entered into a separate letter agreement to reflect revised forms of Colony NorthStar's charter and bylaws, which forms of charter and bylaws are attached as Annexes B and C, respectively, to this joint proxy statement/prospectus, and to make certain other amendments to the merger agreement, including to provide that the number of members of the Colony NorthStar board as of the consummation of the Mergers shall be 10 and to increase the special cash dividend that NSAM is permitted to declare prior to the closing of the Mergers for payment to its stockholders from $128 million to $228 million. A copy of each letter agreement is included as part of Annex A attached to this joint proxy statement/prospectus. We encourage you to read the merger agreement carefully and in its entirety, as it is the principal document that governs the Mergers and related transactions contemplated by the merger agreement.

The Reorganization Transactions (Page 277)

                Prior to the effective time of the NRF merger and Colony merger, each of NSAM and NRF will engage in certain internal reorganization transactions, which are described below.

The Redomestication Merger (Page 277)

                Pursuant to the merger agreement, NSAM will merge with and into Colony NorthStar, with Colony NorthStar surviving the merger pursuant to Section 253 of the General Corporation Law of the State of Delaware, which we refer to as the DGCL, and Section 3-101, et seq. of the MGCL. At the effective time of the Redomestication merger, each share of NSAM common stock will be converted into one share of Colony NorthStar class A common stock and each share of NSAM performance common stock will be converted into one share of Colony NorthStar performance common stock. Prior to the completion of the Redomestication merger, Colony NorthStar will file with the State Department of Assessments and Taxation of Maryland the Colony NorthStar charter. Concurrently with the acceptance for record by the State Department of Assessments and Taxation of Maryland of the Colony NorthStar charter, the Colony NorthStar bylaws will become effective. The principal effect of the Redomestication merger is to reorganize NSAM as a Maryland corporation under the charter and bylaws referenced in the immediately preceding sentence, which contain provisions customary for a publicly traded REIT, including ownership restrictions intended to preserve REIT status for U.S. federal income tax purposes.

                Prior to the closing of the Mergers, NSAM expects the NSAM board or a duly authorized committee thereof to declare a special cash dividend in an aggregate amount of $228 million to common stockholders of NSAM as of a record date prior to the effective time of the Redomestication merger. Such dividend will be paid on or following January 1, 2017. Neither this dividend nor the Redomestication merger is conditioned on the other.

                The following illustration shows the basic structure of NSAM before and after the Redomestication merger.

The NRF Reorganization Transactions (Page 277)

                Pursuant to the merger agreement, NRF will engage in certain internal reorganization transactions, including the merger of NRF LP with and into NRF, with NRF surviving the merger and the merger of New Parent Merger Sub with and into NRF, with NRF surviving the merger. The principal result of the NRF reorganization transactions is to convert the outstanding ownership interests of NRF's operating partnership, NRF LP, that are not held by NRF into NRF common stock and to create a new holding company, New NRF Parent, for NRF.

                In connection with the merger of NRF LP with and into NRF and related reorganization transactions: (i) each NRF LTIP unit outstanding as of immediately prior to such effective time will be deemed to be fully vested and converted into one share of NRF common stock; (ii) each partnership unit in NRF LP designated as a partnership common unit outstanding as of immediately prior to such effective time (other than those held by NRF) will be converted into one share of NRF common stock; and (iii) each other interest in NRF LP held by NRF will no longer be outstanding and will automatically be cancelled and will cease to exist.

                In connection with the merger of New Parent Merger Sub with and into NRF:

  •
  each share of NRF common stock issued and outstanding as of immediately prior to the effective time of such merger automatically will be cancelled and converted into the right to receive one share of New NRF Parent common stock; and

  •
  each share of each series of NRF preferred stock will be converted into the right to receive one share of a corresponding series of New NRF Parent preferred stock.

                Following the merger of NRF into New Parent Merger Sub, NRF, as the surviving entity, will convert into a Maryland limited liability company.

                The following illustration shows the basic structure of NRF before and after the NRF reorganization transactions.

The NRF Merger and Colony Merger (Page 279)

                Immediately following the reorganization transactions, the NRF merger and Colony merger will occur and in that order. Pursuant to the merger agreement, each such merger and related transactions contemplated by the merger agreement to be completed at closing will occur only if such transactions are completed at closing.

The NRF Merger (Page 279)

                Pursuant to the merger agreement, immediately following the reorganization transactions, New NRF Parent will merge with and into Colony NorthStar with Colony NorthStar surviving the merger.

                At the effective time of the NRF merger:

  •
  each share of New NRF Parent common stock will be converted into the right to receive 1.0996 shares of Colony NorthStar class A common stock; and

  •
  each share of each series of New NRF Parent preferred stock will be converted into the right to receive one share of a corresponding series of Colony NorthStar preferred stock.

                As described in more detail in the section entitled "The Merger Agreement—The Mergers and Related Transactions—The NRF Merger and the Colony Merger" beginning on page 279 of this joint proxy statement/prospectus, the NRF exchange ratio may be subject to adjustment only under certain limited circumstances as set forth in the merger agreement.

                The following illustration shows the basic structure of Colony NorthStar and New NRF Parent before and after the NRF merger.

The Colony Merger (Page 280)

                Pursuant to the merger agreement, immediately following the NRF merger, Colony will merge with and into Colony NorthStar, with Colony NorthStar surviving the merger.

                At the effective time of the Colony merger:

  •
  each share of Colony class A common stock will be converted into the right to receive 1.4663 shares of Colony NorthStar class A common stock;

  •
  each share of Colony class B common stock will be converted into the right to receive 1.4663 shares of Colony NorthStar class B common stock; and

  •
  each share of each series of Colony preferred stock will be converted into the right to receive one share of a corresponding series of Colony NorthStar preferred stock.

                As described in more detail in the section entitled "The Merger Agreement—The Mergers and Related Transactions—The NRF Merger and the Colony Merger" beginning on page 279 of this joint proxy statement/prospectus, the Colony class A exchange ratio and Colony class B exchange ratio are subject to adjustment only under certain limited circumstances as set forth in the merger agreement.

                The following illustration shows the basic structure of Colony NorthStar and Colony before and after the Colony merger.

Treatment of Equity Awards

Treatment of NSAM and Colony NorthStar Equity Awards and NSAM LTIP Units (Page 281)

                At the effective time of the Redomestication merger, each outstanding NSAM equity award will be assumed by Colony NorthStar and converted into a Colony NorthStar equity award having the same terms and conditions as those of the corresponding NSAM equity award immediately prior to the Redomestication merger and the NSAM stock plans will be assumed by Colony NorthStar. At the effective time of the NRF merger, each outstanding Colony NorthStar equity award will be treated in connection with the consummation of the NRF merger in accordance with its terms set forth in the applicable NSAM stock plans and/or award agreements, and each NSAM LTIP unit will be treated in connection with the consummation of the NRF merger in accordance with its terms and the terms of the NSAM LP limited partnership agreement.

                Substantially all currently outstanding NSAM equity awards and NSAM LTIP units that are scheduled to vest based solely on continued service or employment, including all of such NSAM equity awards and NSAM LTIP units held by NSAM's directors and executive officers, will vest in accordance with their terms upon the closing of the Mergers. The number of shares that will be earned pursuant to all currently outstanding performance-based NSAM equity awards that are subject to vesting based on total stockholder return over a performance period scheduled to end in 2017 or thereafter will be determined upon the closing of the Mergers. The number of shares to be earned by each of the NSAM executive officers pursuant to these awards upon the closing of the Mergers was fixed pursuant to agreements entered into in connection with the signing of the merger agreement. The fixed amounts were based on pre-signing stock prices and an assumed closing date in January 2017, except that Messrs. Hamamoto, Tylis and Gilbert each agreed to forfeit a majority of the shares that each was projected to earn. The number of shares that will be earned by other holders of these awards upon the closing of the Mergers will be based on a vesting percentage equal to the greater of: (i) the percentage of the performance period that has elapsed through the date of the closing; or (ii) the percentage that would have been earned at the end of the performance period based on the value of the consideration received for NSAM common stock in the Mergers. Any portion of these performance-based equity awards that is not earned upon the closing of the Mergers will be forfeited.

Treatment of Colony Equity Awards and Colony LTIP Units (Page 281)

                At the effective time of the Colony merger, each outstanding Colony equity award will be treated in connection with the consummation of the Colony merger in accordance with the terms set forth in the applicable Colony stock plans and/or award agreements. Each Colony equity award that is outstanding immediately prior to the effective time of the Colony merger that does not vest and is not forfeited in connection with the consummation of the Colony merger by its terms will be assumed by Colony NorthStar and will be converted into a Colony NorthStar equity award as set forth in the merger agreement. At the effective time of the Colony merger, each outstanding Colony LTIP unit, if any, will be treated in connection with the consummation of the Colony merger in accordance with its terms and the limited liability company agreement of Colony OP.

Treatment of NRF Equity Awards and NRF LTIP Units (Page 282)

                In connection with NRF's internal reorganization transactions, all of the outstanding NRF LTIP units will be fully vested and converted into an equal number of shares of NRF common stock, each NRF equity award will be assumed by New NRF Parent and will be converted into the right to receive a New NRF Parent equity award having the same terms and conditions as those of the corresponding NRF equity award and the NRF stock plan will be assumed by New NRF Parent. At the effective time of the NRF merger, each outstanding New NRF Parent equity award will be treated in connection with the consummation of the NRF merger in accordance with its terms set forth in the applicable NRF stock plan and/or award agreements. Each New NRF Parent equity award that is outstanding immediately prior to the effective time of the NRF merger that does not vest and is not forfeited in connection with the consummation of the NRF merger by its terms will be assumed by Colony NorthStar and will be converted into a Colony NorthStar equity award as set forth in the merger agreement. If the aggregate number of shares of NRF common stock and New NRF Parent common stock issuable upon conversion of NRF LTIP units (or common units of NRF LP issued upon conversion of NRF LTIP units) or pursuant to the New NRF Parent equity awards in connection with the NRF merger would be greater than the number of shares available for issuance under the NRF stock plan, and in the event the parties determine that these obligations cannot be settled in shares of Colony NorthStar class A common stock in accordance with applicable law and stock exchange rules, then a pro rata portion of these awards will be settled in cash instead of shares.

                Substantially all currently outstanding NRF equity awards that are scheduled to vest based solely on continued service or employment, including all of such NRF equity awards held by NRF's directors and executive officers, will vest in accordance with their terms upon the closing of the

Mergers. The number of shares that will be earned pursuant to the currently outstanding performance-based NRF equity awards that are subject to vesting based on total stockholder return over a performance period scheduled to end in 2017 or thereafter, all of which are held by certain NRF executive officers, was fixed pursuant to agreements entered into with such NRF executive officers in connection with the signing of the merger agreement. The number of shares that would have been earned upon the closing of the Mergers in the absence of these agreements would have been based on a vesting percentage equal to the greater of: (i) the percentage of the performance period that had elapsed through the date of the closing; or (ii) the percentage that would have been earned at the end of the performance period based on the value of the consideration received for NRF common stock in the Mergers and, if applicable, the value of the common stock of NRE, upon the closing of the Mergers. The fixed amounts were based on pre-signing stock prices and an assumed closing date in January 2017, except that Messrs. Hamamoto, Tylis and Gilbert each agreed to forfeit a majority of the shares that each was projected to earn. The portion of these performance-based equity awards that is not earned upon the closing of the Mergers will be forfeited. For additional information regarding the treatment of NRF equity awards held by NRF's directors and executive officers, refer to the section entitled "The Mergers—Interests of NRF's Directors and Executive Officers in the Mergers" beginning on page 220 of this joint proxy statement/prospectus.

Post-Closing Ownership (Page 63)

                After giving effect to all the Mergers, it is anticipated that NSAM stockholders will own approximately 32.85%, Colony stockholders will own approximately 33.25% and NRF stockholders will own approximately 33.90% of Colony NorthStar, on a fully diluted basis, excluding the effect of certain equity-based awards issuable in connection with the Mergers. In addition, as noted above, the exchange ratios may be adjusted only under certain limited circumstances as set forth in the merger agreement, which would adjust these percentages.

Post-Closing Share Repurchase Program and Planned Deleveraging Transactions (Page 307)

                Subject to the approval of the Colony NorthStar board and subject to its ability to continue to qualify as a REIT, following the closing of the Mergers, Colony NorthStar currently intends to initiate a share repurchase program under which it may repurchase shares of its class A common stock in the open market or otherwise, and/or engage in deleveraging transactions, including repayment of debt or repurchase of preferred stock, in an aggregate amount of up to $1.0 billion. The actual number of shares to be repurchased will depend, however, on the market price of Colony NorthStar class A common stock at the time it is implemented. Assuming the entire $1.0 billion program was used to repurchase shares of Colony NorthStar class A common stock, and using the closing price of NSAM common stock as reported on the NYSE on November 11, 2016, the program would involve the purchase of approximately 72.5 million shares of Colony NorthStar class A common stock. It is expected that the program would be in effect initially for one year. There can be no assurance as to the number of shares that will be repurchased or the amount of any deleveraging transactions, and the share repurchase program and/or plans to deleverage can be discontinued at any time.

Amendment and Restatement of the Colony NorthStar Charter and Bylaws and the REIT Conversion (Page 366)

                Pursuant to the merger agreement, prior to or as of the effective time of the Redomestication merger, Colony NorthStar's charter and bylaws will be amended and restated to, among other things, include certain provisions similar to those in Colony and NRF's charters and bylaws that will help enable Colony NorthStar to qualify as a REIT. Forms of the Colony NorthStar charter and bylaws are attached as Annex B and Annex C, respectively, of this joint proxy statement/prospectus. Refer to the sections entitled "Certain Provisions of Maryland Law and of the Colony NorthStar Charter and the

Colony NorthStar Bylaws" beginning on page 366 of this joint proxy statement/prospectus and "Comparison of Rights of Stockholders of NSAM, Colony and NRF with the Rights of Stockholders of Colony NorthStar" beginning on page 373 of this joint proxy statement/prospectus.

                Following the Mergers, Colony NorthStar intends to elect to be treated as a REIT, effective January 1, 2017. A company that qualifies and elects to be taxed as a REIT generally will not be subject to U.S. federal income tax on its real estate investment trust taxable income that it distributes to its stockholders. A company's qualification as a REIT under the Code depends on its ability to meet, on a continuing basis, through actual investment and operating results, various highly technical and complex requirements under the Code relating to, among other things, the sources of its gross income, the composition and value of its assets, its distribution levels and the diversity of ownership of its shares. The Companies believe that Colony NorthStar will be organized in conformity with the requirements for qualification and taxation as a REIT commencing with its taxable year beginning January 1, 2017. Even if Colony NorthStar qualifies as a REIT under the Code, it may be subject to some U.S. federal, state and local and foreign taxes on its income and property. Given the complex and highly technical nature of the Code requirements that Colony NorthStar must satisfy in order to qualify as a REIT, the ongoing importance of factual determinations and the possibility of future changes in Colony NorthStar's circumstances and the laws and regulations applicable to an entity that seeks to qualify as a REIT under the Code, there is no assurance that Colony NorthStar will qualify as a REIT under the Code for any particular taxable year. Refer to the section entitled "U.S. Federal Income Tax Consequences—U.S. Federal Income Taxation of Colony NorthStar and its Stockholders" beginning on page 233 of this joint proxy statement/prospectus.

Financing Related to the Mergers (Page 300)

                Colony has obtained financing commitments to fund the refinancing of certain specified borrowings of the Companies and their affiliates in connection with the consummation of the transactions contemplated by the merger agreement. The merger agreement requires Colony to use its reasonable best efforts to obtain the financing on the terms and conditions set forth in the financing commitments. The merger agreement also requires the parties to use their respective reasonable best efforts to obtain supplemental financing to the extent that Colony NorthStar is not expected to have sufficient funds to complete the transactions contemplated by the merger agreement, provided that any such effort would not reasonably be expected to result in a material adverse effect on Colony NorthStar or any of NSAM, Colony or NRF, as applicable.

The Integration Transactions (Page 280)

                Following the Colony merger, Colony NorthStar and its subsidiaries will engage in certain transactions intended to integrate the respective businesses and assets of NSAM, Colony and NRF. Such transactions are expected to include, among other things, the contribution of NRF LP to Colony OP and the consolidation of NSAM LP with and into Colony OP.

Governance of Colony NorthStar Following the Mergers

Location

                Following the Mergers, Colony NorthStar will maintain a significant presence in both New York, New York and Los Angeles, California.

Board of Directors

                Pursuant to the merger agreement, following the consummation of the Colony merger, the Colony NorthStar board will consist of 10 members, of whom five will be designated by NSAM and NRF and five will be designated by Colony. Eight of the 10 members will be independent under applicable NYSE rules.

                The Companies have announced that NSAM and NRF intend to designate David T. Hamamoto (current Executive Chairman of NSAM and Chairman of NRF), Jon A. Fosheim, Douglas Crocker II and two existing independent directors of NSAM and NRF as members of the Colony NorthStar board and Colony intends to designate Thomas J. Barrack, Jr. (current Executive Chairman of Colony) and four other existing independent directors of Colony, Nancy A. Curtin, George G. C. Parker, John A. Somers and John L. Steffens, as members of the Colony NorthStar board.

                In addition, David T. Hamamoto has agreed to resign from the Colony NorthStar board if his stock ownership in Colony NorthStar falls below 50% of his stock ownership of Colony NorthStar on the closing date.

Management

                The senior executive management team of Colony NorthStar will be as shown in this table:

Name and Current Title(s)	Expected Position at Colony NorthStar
Thomas J. Barrack, Jr. currently Executive Chairman of Colony and a member of the Colony board	Executive Chairman
David T. Hamamoto currently Executive Chairman of NSAM and Chairman of NRF and a member of the NSAM board and the NRF board	Executive Vice Chairman
Richard B. Saltzman currently Chief Executive Officer and President of Colony and a member of the Colony board	Chief Executive Officer
Darren J. Tangen currently Chief Financial Officer of Colony	Chief Financial Officer
Mark M. Hedstrom currently Chief Operating Officer of Colony	Chief Operating Officer

The NSAM Special Meeting (Page 85)

                The NSAM special meeting will be held at Morgan Stanley, located at 522 5th Avenue, Conference Room 3A, New York, New York 10036, on December 20, 2016, commencing at 10:00 a.m. (Eastern Time). The NSAM special meeting is being held in order for NSAM common stockholders to consider and vote on:

  •
  the NSAM merger proposal;

  •
  the NSAM charter proposal;

  •
  the NSAM compensation proposal; and

  •
  the NSAM adjournment proposal.

                The NSAM board has fixed the close of business on November 2, 2016 as the record date for determination of NSAM common stockholders entitled to receive notice of, and to vote at, the NSAM special meeting and any postponements or adjournments of the NSAM special meeting. Only holders of record of NSAM common stock at the close of business on the record date are entitled to receive notice of, and to vote at, the NSAM special meeting. Each share of NSAM common stock is entitled to one vote on each of the NSAM merger proposal, the NSAM charter proposal, the NSAM compensation proposal and the NSAM adjournment proposal.

Quorum

                The holders of a majority of the outstanding shares of NSAM common stock entitled to vote on a matter at the NSAM special meeting, present in person or represented by proxy, will constitute a quorum at the NSAM special meeting. All shares of NSAM common stock, represented in person or by proxy, including abstentions and broker non-votes, will be treated as present for purposes of determining the presence or absence of a quorum for all matters voted on at the NSAM special meeting. The NSAM adjournment proposal may be approved without a quorum being present.

Vote Required

                Approval of the NSAM merger proposal and the NSAM charter proposal requires the affirmative vote of the holders of a majority of the outstanding shares of NSAM common stock entitled to vote on such proposals. If you abstain or fail to vote your shares, including shares held by a broker or other nominee, in favor of the NSAM merger proposal and NSAM charter proposal, this will have the same effect as a vote "AGAINST" such proposals. The Mergers may not be completed unless the NSAM merger proposal and the NSAM charter proposal are so approved.

                Approval of each of the NSAM compensation proposal and the NSAM adjournment proposal requires the affirmative vote of the holders of a majority of the shares of NSAM common stock present in person or represented by proxy at the NSAM special meeting entitled to vote on such proposal. Abstentions will have the same effect as votes "AGAINST" these proposals. Failures to vote and broker non-votes will have no effect on the approval of these proposals if a quorum is present. The NSAM adjournment proposal also may be approved without a quorum being present by the affirmative vote of the holders of a majority of the shares of NSAM common stock present or represented by proxy at the NSAM special meeting.

Recommendation of the NSAM Special Committee and the NSAM Board (Page 85)

                The NSAM special committee has unanimously: (i) determined that each of the merger agreement, the transactions contemplated by the merger agreement, including the Mergers, the Colony NorthStar charter and the other related matters and agreements described in this joint proxy statement/prospectus are advisable, fair to and in the best interests of NSAM and its stockholders; (ii) recommended that the NSAM board submit for consideration and adoption or approval by NSAM stockholders at the NSAM special meeting the Redomestication merger, the merger agreement, the Colony NorthStar charter and other related matters as described in this joint proxy statement/prospectus; and (iii) recommended that the NSAM board recommend to NSAM stockholders that they vote in favor of the adoption or approval of such matters.

                The NSAM board, following the unanimous recommendation of the NSAM special committee, has: (i) determined that each of the merger agreement, the transactions contemplated by the merger agreement, including the Mergers, the Colony NorthStar charter and the other related matters and agreements described in this joint proxy statement/prospectus are advisable, fair to and in the best interests of NSAM and its stockholders; and (ii) approved, adopted and declared advisable the Redomestication merger, the merger agreement, the Colony NorthStar charter and other related matters as described in this joint proxy statement/prospectus, as well as the other agreements related to the foregoing.

                Accordingly, the NSAM board, following the unanimous recommendation of the NSAM special committee, recommends that you vote "FOR" the NSAM merger proposal, "FOR" the NSAM charter proposal, "FOR" the NSAM compensation proposal and "FOR" the NSAM adjournment proposal.

The Colony Special Meeting (Page 92)

                The Colony special meeting will be held at Morgan Stanley, located at 522 5th Avenue, Conference Room 3A, New York, New York 10036, on December 20, 2016, commencing at 11:00 a.m. (Eastern Time). The Colony special meeting is being held in order for Colony common stockholders to consider and vote on:

  •
  the Colony merger proposal;

  •
  the Colony charter proposal;

  •
  the Colony compensation proposal; and

  •
  the Colony adjournment proposal.

                The Colony board has fixed the close of business on November 2, 2016 as the record date for determination of Colony common stockholders entitled to receive notice of, and to vote at, the Colony special meeting and any postponements or adjournments of the Colony special meeting. Only holders of record of Colony common stock at the close of business on the record date are entitled to receive notice of, and to vote at, the Colony special meeting. Holders of Colony class A common stock and Colony class B common stock vote together on all proposals for consideration at the Colony special meeting. Each holder of Colony class A common stock is entitled to one vote per share on each of the Colony merger proposal, the Colony charter proposal, the Colony compensation proposal and the Colony adjournment proposal. Thomas J. Barrack, Jr. and/or his affiliates, as the sole holders of Colony class B common stock, are entitled to 36.5 votes per share of Colony class B common stock on each of the Colony merger proposal, the Colony charter proposal, the Colony compensation proposal and the Colony adjournment proposal.

Quorum

                The presence in person or by proxy of stockholders entitled to cast a majority of all votes at the Colony special meeting will constitute a quorum at the Colony special meeting. All shares of Colony common stock, represented in person or by proxy, including abstentions and broker non-votes, will be treated as present for purposes of determining the presence or absence of a quorum for all matters voted on at the Colony special meeting. The Colony adjournment proposal may be approved without a quorum being present.

Vote Required

                Approval of the Colony merger proposal and the Colony charter proposal requires the affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of the outstanding shares of Colony common stock, voting together as a single class. If you abstain or fail to vote your shares, including shares held by a broker or other nominee, in favor of the Colony merger proposal and Colony charter proposal, this will have the same effect as a vote "AGAINST" such proposal. The Mergers may not be completed unless the Colony merger proposal and the Colony charter proposal are so approved.

                Approval of each of the Colony compensation proposal and the Colony adjournment proposal each require the affirmative vote of the holders of a majority of the votes cast on such proposals. Abstentions, failures to vote and broker non-votes will have no effect on the approval of these proposals if a quorum is present. The Colony adjournment proposal also may be approved without a quorum being present by the holders of Colony common stock by the affirmative vote of the holders of a majority of the votes cast.

Recommendation of the Colony Board (Page 92)

                The Colony board, has unanimously: (i) determined that the Colony merger is advisable and in the best interests of Colony and recommended that its stockholders approve the Colony merger and the transactions contemplated by the merger agreement to the extent applicable to Colony; and (ii) approved Colony's entry into the merger agreement, the transactions contemplated by the merger agreement and other related agreements as described in this joint proxy statement/prospectus.

                Accordingly, the Colony board recommends that you vote "FOR" the Colony merger proposal, "FOR" the Colony charter proposal, "FOR" the Colony compensation proposal and "FOR" the Colony adjournment proposal.

The NRF Special Meeting (Page 98)

                The NRF special meeting will be held at Morgan Stanley, located at 522 5th Avenue, Conference Room 3A, New York, New York 10036, on December 20, 2016, commencing at 9:00 a.m. (Eastern Time). The NRF special meeting is being held for NRF common stockholders to consider and vote on:

  •
  the NRF merger proposal;

  •
  the NRF charter proposal;

  •
  the NRF compensation proposal; and

  •
  the NRF adjournment proposal.

                Completion of the Mergers requires, among other things, the approval of the NRF merger proposal and the NRF charter proposal. The approval of the NRF compensation proposal and approval of the NRF adjournment proposal is not required to complete the Mergers.

                The NRF board has fixed the close of business on November 2, 2016 as the record date for determination of NRF common stockholders entitled to receive notice of, and to vote at, the NRF special meeting and any postponements or adjournments of the NRF special meeting. Only holders of record of NRF common stock at the close of business on the record date are entitled to receive notice of, and to vote at, the NRF special meeting. Each share of NRF common stock is entitled to one vote on each of the NRF merger proposal, the NRF charter proposal, the NRF compensation proposal and the NRF adjournment proposal.

Quorum

                The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the NRF special meeting will constitute a quorum at the NRF special meeting. All shares of NRF common stock, represented in person or by proxy, including abstentions and broker non-votes, will be treated as present for purposes of determining the presence or absence of a quorum for all matters voted on at the NRF special meeting.

Vote Required

                Approval of the NRF merger proposal and the NRF charter proposal requires the affirmative vote of the holders of a majority of the outstanding shares of NRF common stock entitled to vote on such proposals. If you abstain or fail to vote your shares, including shares held by a broker or other nominee, in favor of the NRF merger proposal and NRF charter proposal, this will have the same effect as a vote "AGAINST" such proposals. The Mergers may not be completed unless the NRF merger proposal and the NRF charter proposal are so approved.

                Approval of the NRF compensation proposal and the NRF adjournment proposal requires the affirmative vote of a majority of the votes cast on such proposal. Abstentions, failures to vote and broker non-votes will have no effect on the approval of these proposals if a quorum is present.

Recommendation of the NRF Special Committee and the NRF Board (Page 98)

                The NRF special committee has unanimously: (i) determined that each of the merger agreement, the Mergers and related transactions contemplated by the merger agreement are advisable and in the best interests of NRF; (ii) recommended that the NRF board approve NRF's entry into the merger agreement, the transactions contemplated by the merger agreement and other related agreements as described in this joint proxy statement/prospectus; and (iii) recommended that the NRF board direct that the New NRF Holdco merger and the related transactions contemplated by the merger agreement be submitted for consideration at a meeting of the NRF common stockholders, and that the NRF board recommend that the holders of NRF common stock vote to approve the same.

                The NRF board, following the unanimous recommendation of the NRF special committee, has: (i) determined that each of the merger agreement, the Mergers and related transactions contemplated by the merger agreement are advisable and in the best interests of NRF; (ii) approved, subject to any stockholder approval required by law, NRF's entry into the merger agreement, the transactions contemplated by the merger agreement and other related agreements as described in this joint proxy statement/prospectus and authorized NRF to execute and deliver the merger agreement and the other related agreements described in this joint proxy statement/prospectus; and (iii) directed that the New NRF Holdco merger and related transactions contemplated by the merger agreement be submitted for consideration at a meeting of the NRF common stockholders, with the recommendation that holders of NRF common stock vote to approve the same.

                Accordingly, the NRF board, following the unanimous recommendation of the NRF special committee, recommends that you vote "FOR" the NRF merger proposal, "FOR" the NRF charter proposal, "FOR" the NRF compensation proposal and "FOR" the NRF adjournment proposal.

Opinion of the NSAM Special Committee's Financial Advisor (Page 153 and Annex D)

                The NSAM special committee retained Evercore Group L.L.C., which we refer to as Evercore, as financial advisor to the NSAM special committee in connection with the Mergers and related transactions contemplated by the merger agreement. In connection with this engagement, the NSAM special committee requested that Evercore evaluate the fairness, from a financial point of view, to the holders of the NSAM common stock, after giving effect to the payment of the $128 million NSAM special dividend, which we refer to as the original NSAM special dividend, of the NRF exchange ratio, the Colony class A exchange ratio and the Colony class B exchange ratio. On June 2, 2016, Evercore rendered to the NSAM special committee its oral opinion, which was subsequently confirmed by delivery of a written opinion dated as of such date, to the effect that, as of such date and based upon and subject to the factors, procedures, assumptions, qualifications and limitations set forth in Evercore's written opinion, the NRF exchange ratio, the Colony class A exchange ratio and the Colony class B exchange ratio were fair, from a financial point of view, to the holders of NSAM common stock.

Evercore's opinion was rendered prior to the negotiation and execution of the letter agreements dated July 28, 2016 and October 16, 2016, among the parties to the merger agreement and the change from the original NSAM special dividend to the NSAM special dividend, and thus Evercore did not consider such matters in connection with its opinion.

                The full text of Evercore's written opinion, dated June 2, 2016, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Evercore in delivering its opinion, is attached as Annex D to this joint proxy statement/prospectus and is incorporated herein by reference in its entirety. Evercore's financial advisory services and opinion were provided for the information and assistance of the NSAM special committee (in their capacity as members of the NSAM special committee and not in any other capacity) in connection with and for purposes of its consideration of the Mergers and Evercore's opinion addressed only the fairness, from a financial point of view, as of the date thereof, to the holders of NSAM common stock of the NRF exchange ratio, the Colony class A exchange ratio and the Colony class B exchange ratio. Evercore's opinion did not address any other term or aspect of the merger agreement or the Mergers and does not constitute a recommendation to any stockholder of NSAM or any other person as to how such stockholder or other person should vote with respect to the Mergers or otherwise act with respect to any other matter.

Opinion of NSAM's Financial Advisor (Page 166 and Annex E)

                NSAM retained Goldman, Sachs & Co., which we refer to as Goldman Sachs, as its financial advisor in connection with the Mergers and related transactions contemplated by the merger agreement. In connection with this engagement, the NSAM board requested that Goldman Sachs evaluate the fairness, from a financial point of view, to the holders (other than Colony, NRF and their respective affiliates) of the NSAM common stock, as of June 2, 2016 and taking into account the original NSAM special dividend, the NRF merger and the Colony merger, of the NSAM exchange ratio, pursuant to the merger agreement (not including as amended). On June 2, 2016, Goldman Sachs rendered to the NSAM board its oral opinion, which was subsequently confirmed by delivery of a written opinion dated as of such date, that, as of such date and based upon and subject to the factors and assumptions as set forth in Goldman Sachs' written opinion, and taking into account the original NSAM special dividend, the NRF merger and the Colony merger, the NSAM exchange ratio pursuant to the merger agreement was fair, from a financial point of view, to the holders (other than NRF, Colony and their respective affiliates) of NSAM common stock.

                The full text of Goldman Sachs' written opinion, dated June 2, 2016, which sets forth the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by Goldman Sachs in connection with its opinion, is attached as Annex E to this joint proxy statement/prospectus and is incorporated herein by reference in its entirety. Goldman Sachs' financial advisory services and opinion were provided for the information and assistance of the NSAM board in connection with and for purposes of its consideration of the transactions contemplated by the merger agreement. The Goldman Sachs opinion is not a recommendation as to how any holder of NSAM's common stock should vote with respect to the transaction contemplated by the merger agreement or any other matter. The merger agreement referred to in this section (Opinion of NSAM's Financial Advisor) is the merger agreement as of June 2, 2016, and not as amended by the July 28, 2016 and October 16, 2016 amendments to the merger agreement described herein.

Opinion of Colony's Financial Advisor (Page 178 and Annex F)

                Colony has engaged Merrill Lynch, Pierce, Fenner & Smith Incorporated, which we refer to as BofA Merrill Lynch, as its financial advisor in connection with the Colony merger. In connection with the Colony merger, BofA Merrill Lynch delivered a written opinion, dated June 2, 2016, to the Colony board as to the fairness, from a financial point of view and as of such date, to the holders of Colony class A common stock of the Colony class A exchange ratio provided for in the Colony merger.

                The full text of BofA Merrill Lynch's written opinion, dated June 2, 2016, is attached as Annex F to this joint proxy statement/prospectus and sets forth, among other things, the assumptions made, procedures followed, factors considered and limitations and qualifications on the review undertaken by BofA Merrill Lynch in rendering its opinion. BofA Merrill Lynch delivered its opinion to the Colony board for the benefit and use of the Colony board (in its capacity as such) in connection with and for purposes of its evaluation of the Colony class A exchange ratio from a financial point of view. BofA Merrill Lynch's opinion did not address any related transactions or other terms or other aspects or implications of the Colony merger (including, without limitation, any amendments to the terms and conditions of the Colony merger or related transactions following the delivery of BofA Merrill Lynch's opinion) and no opinion or view was expressed as to the relative merits of the Colony merger or related transactions in comparison to other strategies or transactions that might be available to Colony or in which Colony might engage or as to the underlying business decision of Colony to proceed with or effect the Colony merger or any related transactions. BofA Merrill Lynch also expressed no opinion or recommendation as to how any security holder should vote or act in connection with the Colony merger, any related transactions or any other matter.

Opinion of the NRF Special Committee's Financial Advisor (Page 193 and Annex G)

                The NRF special committee retained UBS Securities LLC, which we refer to as UBS, as financial advisor to the NRF special committee in connection with the Mergers and related transactions contemplated by the merger agreement. In connection with this engagement, the NRF special committee requested that UBS evaluate the fairness, from a financial point of view, to the holders of NRF common stock (other than NSAM, Colony NorthStar, Colony and their affiliates), after giving effect to the Redomestication merger, the New NRF Holdco merger and the Colony merger, of the NRF exchange ratio. On June 2, 2016, UBS rendered to the NRF special committee its oral opinion, which was subsequently confirmed by delivery of a written opinion, to the effect that, as of such date and based upon and subject to the factors, procedures, assumptions, qualifications and limitations set forth in UBS' written opinion, the NRF exchange ratio was fair, from a financial point of view, to the holders of NRF common stock (other than NSAM, Colony, Colony NorthStar and their affiliates).

                The full text of UBS' opinion describes the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by UBS. UBS' opinion is attached as Annex G to this joint proxy statement/prospectus and is incorporated herein by reference. Holders of NRF common stock are encouraged to read UBS' opinion carefully in its entirety. UBS' opinion was provided for the benefit of the NRF special committee (in its capacity as such) in connection with, and for the purpose of, its evaluation of the NRF exchange ratio, and does not address any other aspect of the Mergers or any related transaction. UBS' opinion does not address the relative merits of the Mergers or any related transaction as compared to other business strategies or transactions that might be available to NRF or NRF's underlying business decision to effect the Mergers or any related transaction. UBS' opinion does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to the Mergers or any related transaction.

Stock Ownership and Voting of Directors and Executive Officers of NSAM (Page 406)

                As of the close of business on the record date for the NSAM special meeting, there were 188,944,901 shares of NSAM common stock outstanding and entitled to vote. As of the same date, the directors and executive officers of NSAM and their affiliates held and were entitled to vote 5,455,312 shares of NSAM common stock, collectively representing approximately 2.89% of the shares of NSAM common stock outstanding and entitled to vote on that date. Approval of the NSAM merger proposal and the NSAM charter proposal requires the affirmative vote of the holders of a majority of the outstanding shares of NSAM common stock entitled to vote on such proposal. The directors and executive officers of NSAM have each indicated that they expect to vote "FOR" the NSAM merger proposal, "FOR" the NSAM charter proposal, "FOR" the NSAM compensation proposal and "FOR" the NSAM adjournment proposal. The following directors and/or executive officers of NSAM have executed a voting and support agreement pursuant to which they have agreed to vote "FOR" each of the proposals to be considered at the NSAM special meeting: David T. Hamamoto, Albert Tylis and Daniel R. Gilbert. Refer to the section entitled "Certain Beneficial Ownership of NSAM Common Stock—Ownership of Equity Securities of NSAM by Directors and Executive Officers" beginning on page 406 of this joint proxy statement/prospectus.

Stock Ownership and Voting of Directors and Executive Officers of Colony (Page 409)

                As of the close of business on the record date for the Colony special meeting, there were 113,384,407 shares of Colony class A common stock outstanding and entitled to vote. As of the same date, the directors and executive officers of Colony and their affiliates held and were entitled to vote 3,834,088 shares of Colony class A common stock, collectively representing approximately 3.38% of the shares of Colony class A common stock outstanding and entitled to vote on that date. At the close of business on the record date for the Colony special meeting, Thomas J. Barrack, Jr., Colony's Executive Chairman, or entities controlled by him, held and was entitled to vote 527,131 shares of Colony class B common stock, representing 100% of the shares of Colony class B common stock outstanding and entitled to vote on that date. Approval of the Colony merger proposal and the Colony charter proposal requires the affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of the outstanding shares of Colony common stock, voting together as a single class. The directors and executive officers of Colony have each indicated that they expect to vote "FOR" the Colony merger proposal, "FOR" the Colony charter proposal, "FOR" the Colony compensation proposal and "FOR" the Colony adjournment proposal. In addition, the following directors and/or executive officers of Colony have executed a voting and support agreement pursuant to which they have agreed to vote "FOR" the approval of the Colony merger and related transactions contemplated by the merger agreement: Thomas J. Barrack, Jr. and Richard B. Saltzman. Refer to the section entitled "Certain Beneficial Ownership of Colony Common Stock" beginning on page 409 of this joint proxy statement/prospectus.

Stock Ownership and Voting of Directors and Executive Officers of NRF (Page 413)

                As of the close of business on the record date for the NRF special meeting, there were 180,752,147 shares of NRF common stock outstanding and entitled to vote. As of the same date, the directors and executive officers of NRF and their affiliates held and were entitled to vote 1,912,704 shares of NRF common stock, collectively representing approximately 1.06% of the shares of NRF common stock outstanding and entitled to vote on that date. Approval of the NRF merger proposal and the NRF charter proposal requires the affirmative vote of the holders of a majority of the outstanding shares of NRF common stock entitled to vote on such proposal. The directors and executive officers of NRF have each indicated that they expect to vote "FOR" the NRF merger proposal, "FOR" the NRF charter proposal, "FOR" the NRF compensation proposal and "FOR" the NRF adjournment proposal. The following directors and/or executive officers of NRF have executed a voting and support agreement pursuant to which they have agreed to vote "FOR" each of the proposals to be considered at the NRF special meeting: David T. Hamamoto, Albert Tylis and Daniel R. Gilbert. Refer to the section entitled "Certain Beneficial Ownership of NRF Common Stock—Ownership of Equity Securities of NRF by Directors and Executive Officers" beginning on page 413 of this joint proxy statement/prospectus.

Interests of NSAM's Directors and Executive Officers in the Mergers (Page 211)

                In considering the recommendation of the NSAM special committee and the NSAM board with respect to the proposed Mergers, you should be aware that directors and executive officers of NSAM may have certain interests in the Mergers that may be different from, or in addition to, the interests of NSAM's stockholders generally. The NSAM special committee and the NSAM board were aware of and considered these interests, among other matters, in evaluating and, in the case of the NSAM special committee, negotiating the merger agreement and Mergers and in recommending that the NSAM merger proposal and related proposals be adopted by the stockholders of NSAM. These interests include, but are not limited to, the following:

  •
  accelerated vesting upon the closing of the Mergers of an agreed upon portion of the performance-based equity awards held by the NSAM executive officers that are outstanding or are to be granted for 2016;

  •
  accelerated vesting upon the closing of the Mergers of all of the time-based equity awards held by NSAM's directors and executive officers that are outstanding or are to be granted for 2016;

  •
  the payment of cash and long-term equity bonuses for 2016 to the NSAM executive officers based on agreed upon bonus pool amounts (which amounts could be higher or lower than the amounts that otherwise would have been calculated after the end of 2016 using 2016 results pursuant to the previously granted bonus award notices and reflect a 41% reduction in the long term bonus pool amounts from 2015), which were fixed in order to assist with the establishment of the exchange ratios in the merger agreement and NSAM's agreement not to utilize its negative discretion to reduce the size of the bonuses awarded to Ms. Hess and Mr. Lieberman; and

  •
  equity awards to be granted to Messrs. Hamamoto, Tylis, Gilbert and Lieberman and Ms. Hess by Colony NorthStar following the closing of the Mergers.

                You should also be aware of the significant concessions that were agreed to by the NSAM executive officers in connection with the signing of the merger agreement, which the NSAM special committee and the NSAM board were also aware of and considered, among other matters, in evaluating and negotiating the merger agreement and Mergers and in recommending that the NSAM merger proposal and related proposals be adopted by the stockholders of NSAM. These include, but are not limited to, the following:

  •
  the agreement by the NSAM executive officers to forego all cash severance that they would have been entitled to receive if they voluntarily terminated their employment following the Mergers;

  •
  the agreement by the NSAM executive officers to receive unvested equity awards of Colony NorthStar with a maximum aggregate value that is approximately $52 million less than the estimated cash severance that these executives would have been entitled to receive if they voluntarily terminated their employment following the Mergers, with Messrs. Hamamoto, Tylis and Gilbert bearing the full amount of such reduction;

  •
  the agreement by the NSAM executive officers to have the number of shares of Colony NorthStar common stock subject to their replacement equity awards based on a per share price equal to the greater of $15.00 or the volume weighted average price of a share of Colony NorthStar common stock over the first five trading days immediately following the closing of the Mergers, which would result in an approximately $22 million reduction in the value of these replacement equity awards based on an assumed price per share of Colony NorthStar common stock equal to $12.23 per share, which was the average closing price of NSAM common stock over the first five trading days following June 3, 2016;

  •
  the agreement by the NSAM executive officers to provide services to Colony NorthStar during the full year of 2017 following the Mergers for no additional compensation other than a nominal annual base salary equal to $1.00;

  •
  the agreement by Messrs. Hamamoto, Tylis and Gilbert to forfeit a majority of the performance-based equity awards that each was projected to earn upon the closing of the Mergers based on information available prior to the signing of the merger agreement; and

  •
  the agreement by all of the NSAM executive officers to modify their non-competition agreements to provide that these agreements will apply for at least 12 months after the closing of the Mergers in the event of any termination of employment.

Interests of Colony's Directors and Executive Officers in the Mergers (Page 218)

                In considering the recommendation of the Colony board with respect to the proposed Mergers, you should be aware that directors and executive officers of Colony may have certain interests in the Mergers that may be different from, or in addition to, the interests of Colony's stockholders generally. The Colony board was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and Mergers, and in recommending that the Colony merger proposal and related proposals be approved by the stockholders of Colony. These interests include, but are not limited to, the following:

  •
  accelerated vesting upon the closing of the Mergers of the outstanding equity awards held by Colony's non-employee directors under Colony's 2009 Non-Executive Director Stock Plan;

  •
  accelerated vesting of the outstanding equity awards held by the Colony executive officers if their employment is terminated in certain circumstances within 12 months of the closing of the Mergers; and

  •
  for certain of the Colony executive officers, cash severance and other benefits that may be received in the event of certain terminations of their employment (which are provided without regard to the occurrence of the Mergers and without any enhancement as a result of the Mergers).

Interests of NRF's Directors and Executive Officers in the Mergers (Page 220)

                In considering the recommendation of the NRF special committee and the NRF board with respect to the proposed Mergers, you should be aware that directors and executive officers of NRF may have certain interests in the Mergers that may be different from, or in addition to, the interests of NRF's stockholders generally. The NRF special committee and the NRF board were aware of and considered these interests, among other matters, in evaluating and, in the case of the NRF special committee, negotiating the merger agreement and Mergers and in recommending that the NRF merger proposal and related proposals be adopted by the stockholders of NRF. These interests include, but are not limited to, the following:

  •
  the interests of Messrs. Hamamoto, Tylis, Gilbert and Lieberman and Ms. Hess that are summarized above in the section entitled "—Interests of NSAM's Directors and Executive Officers in the Mergers";

  •
  accelerated vesting upon the closing of the Mergers of all of the time-based equity awards held by NRF's directors and Mr. Langer; and

  •
  cash severance and other benefits that may be received by Mr. Langer if his employment is terminated in certain circumstances in connection with or within 12 months after the Mergers.

Listing of Colony NorthStar Stock (Page 227)

                Approval of the listing on the NYSE of Colony NorthStar class A common stock and Colony NorthStar preferred stock to be issued in the Mergers pursuant to the merger agreement is a condition to each Company's obligation to complete the Mergers, subject to official notice of issuance prior to the closing of the Mergers. It is expected that Colony NorthStar class A common stock will trade on the NYSE under the symbol "CLNS." If the Mergers are completed, shares of NSAM common stock, Colony class A common stock, Colony preferred stock, NRF common stock and NRF preferred stock will be deregistered under the Exchange Act.

No Stockholder Appraisal Rights in the Mergers (Page 416)

                NSAM stockholders, Colony stockholders and NRF stockholders are not entitled to exercise appraisal rights in connection with the Mergers.

Conditions to Completion of the Mergers (Page 288)

                The obligations of each of NSAM, Colony and NRF to effect the Mergers are subject to the satisfaction or waiver of the following conditions at or prior to the closing:

  •
  the receipt at the NSAM special meeting of the affirmative vote of the holders of a majority of the outstanding shares of NSAM common stock entitled to vote at the NSAM special meeting to approve the NSAM merger proposal and the NSAM charter proposal, which we refer to as the NSAM stockholder approval;

  •
  the receipt at the Colony special meeting of the affirmative vote of a majority of the votes entitled to be cast by the holders of the outstanding shares of Colony common stock, voting together as a single class, to approve the Colony merger proposal and the Colony charter proposal, which we refer to as the Colony stockholder approval;

  •
  the receipt at the NRF special meeting of the affirmative vote of the holders of a majority of the outstanding shares of NRF common stock entitled to vote at the NRF special meeting to approve the NRF merger proposal and the NRF charter proposal, which we refer to as the NRF stockholder approval;

  •
  the receipt of regulatory approvals and the expiration or termination of any applicable waiting periods;

  •
  the absence of any governmental authority of competent jurisdiction enacting any law or similar decree or taking any action to prevent or prohibit the consummation of the Mergers;

  •
  the effectiveness of the registration statement on Form S-4 filed by Colony NorthStar with the SEC, which includes this joint proxy statement/prospectus and the absence of any stop order or proceeding seeking a stop order, in each case with respect to the Mergers;

  •
  the listing of Colony NorthStar class A common stock and each series of Colony NorthStar preferred stock on the NYSE; and

  •
  the sale or other disposition of NSAM's investment in Island Hospitality Management Inc. (carrying value of approximately $39.5 million as of March 31, 2016) which could adversely affect Colony NorthStar's ability to qualify as a REIT.

                The merger agreement also provides that no party will be required to consummate the Mergers or be in breach of any obligation under the merger agreement to consummate the Mergers or otherwise be liable to any other party in connection with a failure to consummate the Mergers if, subject to certain conditions, financing is unavailable and the combined company, upon consummation of the Mergers, will not have sufficient unrestricted cash on hand available to repay certain specified borrowings and all transaction expenses of the parties to the merger agreement in connection with the Mergers.

                In addition, NSAM's obligation to effect the Mergers is subject to the satisfaction or waiver at or prior to the closing of each of the following conditions:

  •
  the representations and warranties of Colony being true and correct to the extent required and subject to the applicable materiality standards set forth in the merger agreement; Colony having complied with and performed in all material respects all covenants and other agreements required to be performed by it under the merger agreement on or before the closing; and the receipt by NSAM of a certificate executed on behalf of Colony by an appropriate officer certifying the satisfaction of the foregoing;

  •
  the representations and warranties of NRF being true and correct to the extent required and subject to the applicable materiality standards set forth in the merger agreement; NRF and New NRF Parent having complied with and performed in all material respects all covenants and other agreements required to be performed by them under the merger agreement on or before the closing; and the receipt by NSAM of a certificate executed on behalf of NRF and New NRF Parent by an appropriate officer certifying the satisfaction of the foregoing;

  •
  the receipt of opinions of counsel that: (i) each of New NRF Parent (including NRF in its capacity as predecessor to New NRF Parent), commencing with its taxable year of formation through the effective time of the NRF merger, and Colony, commencing with the taxable year of its formation through the effective time of the Colony merger, has met the requirements for qualification and taxation as a REIT, under the Code; (ii) the applicable Mergers contemplated by the merger agreement will qualify as tax-free reorganizations under the Code; and (iii) Colony NorthStar is not, and as a result of the consummation of the Mergers contemplated by the merger agreement will not be, required to register as an investment company under the Investment Company Act; and

  •
  the absence of a material adverse effect with respect to Colony or NRF.

                Notwithstanding the foregoing, NSAM's ability to invoke: (i) a failure on the part of NRF, or any of NRF's subsidiaries party to the merger agreement, to comply with or perform the covenants and agreements under the merger agreement; or (ii) a breach by NRF, or any of NRF's subsidiaries party to the merger agreement, of a representation or warranty under the merger agreement as a basis not to consummate the transactions contemplated by the merger agreement is limited by the NSAM/NRF side agreement. Refer to the section entitled "Other Related Agreements—The NSAM/NRF Side Agreement" beginning on page 308 of this joint proxy statement/prospectus.

                In addition, Colony's obligation to effect the Mergers is subject to the satisfaction or waiver at or prior to the closing of each of the following conditions:

  •
  the representations and warranties of NSAM being true and correct to the extent required and subject to the applicable materiality standards set forth in the merger agreement; NSAM and Colony NorthStar having complied with and performed in all material respects all conditions and other agreements required to be performed by them under the merger agreement on or before the closing; and the receipt by Colony of a certificate executed on behalf of NSAM and Colony NorthStar by an appropriate officer certifying the satisfaction of the foregoing;

  •
  the representations and warranties of NRF being true and correct to the extent required and subject to the applicable materiality standards set forth in the merger agreement; NRF and New NRF Parent having complied with and performed in all material respects all covenants and other agreements required to be performed by them under the merger agreement on or before the closing; and the receipt by Colony of a certificate executed on behalf of NRF and New NRF Parent by an appropriate officer certifying the satisfaction of the foregoing;

  •
  the receipt of opinions of counsel that: (i) each of Colony NorthStar, commencing with the taxable year beginning January 1, 2017, and New NRF Parent (including NRF in its capacity as predecessor to New NRF Parent), commencing with its taxable year of formation through the effective time of the NRF merger, has met or will meet the requirements for qualification and taxation as a REIT under the Code; (ii) the applicable Mergers contemplated by the merger agreement will qualify as tax-free reorganizations under the Code; and (iii) Colony NorthStar is not, and as a result of the consummation of the Mergers contemplated by the merger agreement will not be, required to register as an investment company under the Investment Company Act;

  •
  the receipt of a study, which we refer to as the NSAM E&P study, by a nationally recognized independent accounting firm, with respect to the "earnings and profits" for U.S. federal income tax purposes of NSAM and NorthStar Asset Management Group Ltd, which we refer to as NSAM Jersey, as of the beginning of January 1, 2017, that would constitute "earnings and profits accumulated in any non-REIT year"; and

  •
  the absence of a material adverse effect with respect to NSAM and NRF.

                In addition, NRF's obligation to effect the Mergers is subject to the satisfaction or waiver at or prior to the closing of each of the following conditions:

  •
  the representations and warranties of NSAM being true and correct to the extent required and subject to the applicable materiality standards set forth in the merger agreement; NSAM and Colony NorthStar having complied with and performed in all material respects all covenants and other agreements required to be performed by them under the merger agreement on or before the closing; and the receipt by NRF of a certificate executed on behalf of NSAM and Colony NorthStar by an appropriate officer certifying the satisfaction of the foregoing;

  •
  the representations and warranties of Colony being true and correct to the extent required and subject to the applicable materiality standards set forth in the merger agreement; Colony having complied with and performed in all material respects all covenants and other agreements required to be performed by it under the merger agreement on or before the closing and the receipt by NRF of a certificate executed on behalf of Colony by an appropriate officer certifying the satisfaction of the foregoing;

  •
  the receipt of legal opinions that: (i) each of Colony NorthStar, commencing with the taxable year beginning January 1, 2017, and Colony, commencing with its taxable year of formation through the effective time of the Colony merger, has met or will meet the requirements for qualification and taxation as a REIT under the Code; (ii) the applicable Mergers contemplated by the merger agreement will qualify as tax-free reorganizations under the Code; and (iii) Colony NorthStar is not, and as a result of the consummation of the Mergers contemplated by the merger agreement will not be, required to register as an investment company under the Investment Company Act;

  •
  the receipt of the NSAM E&P study; and

  •
  the absence of a material adverse effect with respect to NSAM and Colony.

                None of NSAM, Colony or NRF can give any assurance as to when or if all of the conditions to the consummation of the Mergers or any other transactions contemplated by the merger agreement will be satisfied or waived or that the Mergers will occur.

                For additional information regarding the conditions to the consummation of the Mergers and a complete list of such conditions, refer to the sections entitled "The Merger Agreement—Conditions to Completion of the Mergers" beginning on page 288 of this joint proxy statement/prospectus and "Risk Factors—Risks Relating to the Mergers" beginning on page 61 of this joint proxy statement/prospectus.

Regulatory Approvals in Connection with the Mergers (Page 226)

                As noted above, completion of the Mergers is subject to the receipt of certain required regulatory approvals, including those of the Financial Industry Regulatory Authority, the U.K. Financial Conduct Authority and the French Autorité des Marchés Financiers, required as a result of actual or deemed "changes in control" of certain regulated entities of the parties, or a confirmation that no such approval will be required.

                Each of NSAM, Colony and NRF has agreed to use its reasonable best efforts to take all actions necessary, proper or desirable to complete the Mergers and related transactions contemplated by the merger agreement, including to obtain required regulatory approvals.

                On October 7, 2016, the U.K. Financial Conduct Authority issued an approval of the "change in control" of certain U.K. regulated entities. None of NSAM, Colony or NRF can give any assurance as to when or if any other regulatory approvals will be obtained, or the conditions upon which they may be obtained.

No Solicitation or Negotiation of Acquisition Proposals (Page 296)

No Solicitation (Page 296)

                Each of NSAM, Colony and NRF has agreed that it will not, and it will cause each of its subsidiaries and its and their respective representatives to not:

  •
  solicit, initiate or knowingly encourage or knowingly facilitate inquires or proposals for, or engage in any negotiations concerning, or provide any confidential or non-public information or data to, or have any discussions with, any person relating to any inquiry, proposal or offer that constitutes, or could reasonably be expected to lead to, as applicable, an NSAM acquisition proposal, a Colony acquisition proposal or an NRF acquisition proposal (each as defined in the section entitled "The Merger Agreement—Covenants and Agreements—No Solicitation or Negotiation of Acquisition Proposals" beginning on page 296 of this joint proxy statement/prospectus);

  •
  engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other person any information in connection with or for the purpose of encouraging or facilitating, any inquiry, proposal or offer that constitutes, or could reasonably be expected to lead to, as applicable, an NSAM acquisition proposal, a Colony acquisition proposal or an NRF acquisition proposal; or

  •
  approve, recommend or enter into any letter of intent or similar document, agreement, commitment or agreement in principle with respect to, as applicable, an NSAM acquisition proposal, a Colony acquisition proposal or an NRF proposal.

                Notwithstanding those restrictions, however, each of NSAM, Colony and NRF will be permitted to waive or not to enforce any provision of any confidentiality, "standstill" or similar obligation to permit a person to make a confidential NSAM acquisition proposal, Colony acquisition proposal or NRF acquisition proposal, as applicable, directly to the NSAM board, the Colony board, the NRF board or a duly authorized committee thereof, if the NSAM board, Colony board or NRF board, as applicable, or a duly authorized committee thereof, determines in good faith that any such failure to waive or to not enforce would result in a breach of its duties under applicable law.

Negotiation of Acquisition Proposals (Page 296)

                Notwithstanding the restrictions described above, prior to receiving the NSAM stockholder approval, the Colony stockholder approval or the NRF stockholder approval, as applicable, NSAM, Colony or NRF may, after providing notice to the other parties:

  •
  provide information in response to a request by a person who has made a bona fide written acquisition proposal that did not result from a material breach of the non-solicitation obligations described above if the party receiving such acquisition proposal receives from the person requesting such information an executed confidentiality agreement satisfying certain requirements; and

  •
  engage or participate in any discussions or negotiations with any person who has made an unsolicited bona fide written acquisition proposal, if the board of the party receiving such proposal, or a duly authorized committee thereof, has determined in good faith based on information then available and after consultation with its outside legal counsel and outside financial advisors that such acquisition proposal either constitutes or could reasonably be expected to lead to an NSAM superior proposal, a Colony superior proposal or an NRF superior proposal (each as defined in the section entitled "The Merger Agreement—Covenants and Agreements—No Solicitation or Negotiation of Acquisition Proposals" beginning on page 296 of this joint proxy statement/prospectus), as applicable.

No Change in Recommendation or Alternative Acquisition (Page 297)

                Under the merger agreement, each of the NSAM board, Colony board and NRF board, or any committee thereof, generally may not take the following actions (any of which we refer to as a change of recommendation):

  •
  change, withhold, withdraw, qualify or modify or publicly propose or announce or authorize or resolve to, or announce its intention to change, withhold, withdraw, qualify or modify, in each case in a manner adverse to the other parties, the NSAM board recommendation, the Colony board recommendation or the NRF board recommendation (each as defined in the section entitled "The Merger Agreement—No Solicitation and Change in Recommendation" beginning on page 296 of this joint proxy statement/prospectus), as applicable;

  •
  authorize, approve, declare advisable, adopt or recommend or propose to publicly authorize, approve, declare advisable, adopt or recommend, any NSAM acquisition proposal, Colony acquisition proposal or NRF acquisition proposal, as applicable;

  •
  authorize, cause or permit its Company to enter into any alternative acquisition agreement (as described in the section entitled "The Merger Agreement—Covenants and Agreements—No Solicitation and or Negotiation of Acquisition Proposals" beginning on page 296 of this joint proxy statement/prospectus) for any NSAM acquisition proposal, Colony acquisition proposal or NRF acquisition proposal, as applicable; or

  •
  fail to include the NSAM board recommendation, the Colony board recommendation or the NRF board recommendation in this joint proxy statement/prospectus.

                Notwithstanding these restrictions, prior to receiving the NSAM stockholder approval, the Colony stockholder approval or the NRF stockholder approval, as applicable, and so long as NSAM, Colony or NRF is in compliance with the non-solicitation obligations described above in all material respects, each of the NSAM board, Colony board and NRF board, or a duly authorized committee thereof, may effect a change of recommendation, in response to an intervening event or a superior proposal that was not withdrawn at the time of the change of recommendation, if the NSAM board, Colony board or NRF board, as applicable, or any committee thereof, determines in good faith after consultation with its outside legal counsel that to do otherwise would be inconsistent with its duties under applicable law. Prior to any such action being taken, the party who intends to effect a change of recommendation must provide written notice to the other parties advising such parties of its intention and the reasons therefor and take the other actions described in the section entitled "The Merger Agreement—Covenants and Agreements—No Solicitation or Negotiation of Acquisition Proposals" beginning on page 296 of this joint proxy statement/prospectus, including engaging in negotiation, in good faith, with the other parties to determine whether any revisions to the terms of the merger agreement would make the applicable proposal received no longer a "superior proposal."

Termination (Page 301)

                The merger agreement may be terminated:

  •
  by mutual consent of NSAM, Colony and NRF in a written instrument at any time prior to the effective time of the NRF merger;

  •
  by any of NSAM, Colony or NRF at any time prior to the effective time of the Mergers:

  o
  if the effective time of the NRF merger has not occurred by the close of business on March 17, 2017, which we refer to as the outside date, provided that the right to terminate will not be available to any party whose failure to comply with any provision of the merger agreement has been the cause of, or materially contributed to, the failure of the NRF merger effective time to occur on or before such date (we refer to a termination of the merger agreement for this reason as an outside date termination);

    o
    if the NSAM stockholder approval, the Colony stockholder approval or the NRF stockholder approval is not obtained (we refer to a termination of the merger agreement for this reason as a stockholder no-vote termination);

    o
    if any required regulatory approval is denied by final, non-appealable action or if any injunction prohibiting the Mergers becomes final, provided that the right to terminate for this reason will not be available to any party whose failure to comply with any provision of the merger agreement has been the cause of, or materially contributed to, such action;

  •
  by any of NSAM, Colony or NRF, as applicable, at any time prior to the effective time of the NRF merger:

  o
  if, subject to cure rights, either of the other two parties has breached any of its representations, warranties, covenants or agreements under the merger agreement or any representations and warranties become untrue after the date of the merger agreement, in each case such that the conditions to the other parties' obligations to complete the Mergers would not be satisfied (we refer to a termination of the merger agreement for this reason as a termination for non-curable breach);

  o
  if any of the NSAM board, Colony board or the NRF board or a duly authorized committee thereof has made a change of recommendation (we refer to a termination of the merger agreement for this reason as a termination for change of recommendation);

  o
  prior to the NSAM stockholder approval, the Colony stockholder approval or the NRF stockholder approval being obtained, in order to enter into a definitive agreement with respect to a superior proposal in compliance with the terms of the merger agreement (we refer to a termination of the merger agreement for this reason as a termination for superior proposal); or

  o
  if NSAM, Colony or NRF has breached the non-solicitation covenant, or the covenant regarding this joint proxy statement/prospectus or the covenants regarding the stockholders meeting for the purpose of obtaining the NSAM stockholder approval, the Colony stockholder approval or the NRF stockholder approval, as applicable (we refer to a termination of the merger agreement for this reason as a termination for breach of solicitation-related covenants).

                The foregoing four termination rights are not available to any party whose breach, change of recommendation or failure to obtain stockholder approval gave rise to the termination right.

                Notwithstanding the foregoing, NSAM's ability to invoke: (i) a failure on the part of NRF, or any of NRF's subsidiaries party to the merger agreement, to comply with or perform the covenants and agreements under the merger agreement; or (ii) a breach by NRF, or any of NRF's subsidiaries party to the merger agreement, of a representation or warranty under the merger agreement as a basis to terminate the merger agreement is limited by the NSAM/NRF side agreement. Refer to the section entitled "Other Related Agreements—The NSAM/NRF Side Agreement" beginning on page 308 of this joint proxy statement/prospectus.

Termination Fees and Transaction Expenses (Page 304)

                Upon termination of the merger agreement in the following circumstances the party who terminated or whose actions gave rise to the termination, as applicable, will be required to pay a termination fee of $92 million, to be split equally between the other two parties:

  •
  a termination for superior proposal has occurred;

  •
  a termination for change of recommendation has occurred;

  •
  a termination for breach of solicitation-related covenants has occurred;

  •
  an alternative acquisition proposal is publicly proposed or disclosed and is not withdrawn within the time period set forth in the merger agreement, and

  o
  any of: (i) a termination for non-curable breach has occurred; (ii) an outside date termination has occurred; or (iii) a stockholder no-vote termination has occurred; and

  o
  the party (directly or through its subsidiaries) has entered into a definitive agreement in respect of any alternative acquisition proposal or consummated the applicable alternative acquisition proposal (in each case, other than an alternative acquisition proposal involving the other two parties directly or through their respective subsidiaries) within 12 months of the termination of the merger agreement.

                The merger agreement further provides that if: (i) any of (A) a stockholder no-vote termination has occurred; (B) an outside date termination has occurred; or (C) a termination for non-curable breach has occurred; and (ii) within 12 months of such termination, the party causing such termination enters into an agreement with respect to a business combination with either of the other two Companies (directly or through subsidiaries), then, concurrently with the consummation of such business combination, the two parties who are involved in such business combination will be required to pay a termination fee of $92 million jointly to the third party, less any transaction expenses that were already paid by them to the third party pursuant to the terms of the merger agreement.

                Each party would be required to reimburse to the other parties their transaction expenses of up to $10 million per party if either: (i) a stockholder no-vote termination has occurred with respect to such party's stockholders; or (ii) a termination for non-curable breach by such party has occurred. This amount would be deducted from any payment of a full termination fee of $92 million as described in the paragraph immediately above.

                Notwithstanding the foregoing, NSAM and NRF have separately agreed, that should a termination fee become payable by NRF to NSAM, NSAM will waive the portion of such termination fee in excess of $3 million owed to it. For additional information regarding termination fees, refer to the sections entitled "The Merger Agreement—Termination of the Merger Agreement—Termination Fees" and "—Payment of Transaction Expenses upon Termination" beginning on page 304 of this joint proxy statement/prospectus and the section entitled "Other Related Agreements—The NSAM/NRF Side Agreement" beginning on page 308 of this joint proxy statement/prospectus.

Specific Performance (Page 306)

                Each party is entitled to seek specific performance and injunctive relief to prevent breaches of the merger agreement and to enforce the terms of the merger agreement in addition to any other remedy to which the parties are entitled at law or in equity; however, no party will be in breach of its obligation to consummate the Mergers or otherwise have any liability to any other party in connection with a failure to consummate the Mergers, in each case, if the financing is unavailable and the combined company, upon consummation of the Mergers, would not have sufficient unrestricted cash to repay certain specified indebtedness and all transaction expenses.

U.S. Federal Income Tax Consequences (Page 229)

                The parties intend for each of (i) the Redomestication merger and (ii) the New NRF Holdco merger together with the LLC conversion to qualify as a reorganization under Section 368(a)(1)(F) of the Code and for each of the NRF merger and the Colony merger to qualify as a reorganization under Section 368(a) of the Code. It is a condition to the closing of the Mergers that: (i) Skadden deliver to NSAM an opinion that the Redomestication merger will qualify as a reorganization under Section 368(a)(1)(F) of the Code and that each of the NRF merger and the Colony merger will qualify as a reorganization under Section 368(a) of the Code; (ii) Vinson & Elkins deliver to NRF an opinion that the New NRF Holdco merger together with the LLC conversion will qualify as a reorganization under Section 368(a)(1)(F) of the Code and that each of the NRF merger and the Colony merger will qualify as a reorganization under Section 368(a) of the Code; and (iii) Hogan Lovells deliver to Colony an opinion that each of the NRF merger and the Colony merger will qualify as a reorganization under Section 368(a) of the Code. Pursuant to the merger agreement, the opinions described above may be delivered by other counsel reasonably acceptable to the parties. On the basis of the foregoing opinions, a U.S. Holder (as defined on page 229) of NSAM, Colony or NRF common stock will generally not recognize any gain or loss for U.S. federal income tax purposes as a result of the Mergers, except with respect to cash received in lieu of fractional shares in connection with the Mergers.

                In addition, the parties expect that the stockholders of NSAM, Colony and NRF will be subject to tax on any special dividends declared or paid prior to the Mergers.

                The particular consequences of the Mergers to each common and preferred stockholder depend on such holder's particular facts and circumstances. Stockholders are urged to consult their tax advisors to understand fully the consequences to them of the Mergers in their specific circumstances.

Accounting Treatment of the Mergers (Page 226)

                The Mergers will be accounted for as an integrated business combination transaction by Colony in accordance with Accounting Standards Codification Topic 805, Business Combinations. In applying the acquisition method specified by this guidance, it is necessary to identify an accounting acquirer which, in a transaction in which consideration consists solely of shares, is generally the entity that issues the shares. Other factors to consider, however, in identifying an accounting acquirer include, but are not limited to, the relative size of the merging companies, the relative voting interests of the respective stockholders, the composition of senior management, the composition of the board of directors, the existence of a large minority voting interest and the terms of the exchange of equity interests.

                After consideration of these factors, this transaction is considered a reverse acquisition with Colony being identified as the accounting acquirer. In reaching this conclusion, greater emphasis was placed on the composition of senior management which is predominantly comprised of Colony's management team. As the Mergers are accounted for as a reverse acquisition, the fair value of the consideration transferred is measured based upon (a) the number of shares of common stock Colony, as the accounting acquirer, would theoretically have to issue to the stockholders of NSAM and NRF to achieve the same ratio of ownership in Colony NorthStar upon completion of the Mergers; and (b) applying the Colony class A common stock price. Accordingly, the assets (including identifiable intangible assets) and liabilities (including executory contracts and other commitments) of NSAM and NRF will be recorded at their respective fair value at the date of the Mergers. Based on current estimates, the fair value of such assets and liabilities for both NSAM and NRF are lower than the consideration based upon the current market price of Colony common stock and NRF preferred stock (which excludes the excess cash related to pre-merger activities to be distributed to the NSAM stockholders in the form of the NSAM special dividend) thereby resulting in estimated goodwill. The estimated fair value of the assets acquired, liabilities assumed and consideration transferred may change significantly until such time that the Mergers close. Consolidated financial statements of the combined company issued after the Mergers will reflect these fair value adjustments and the consolidated results of operations subsequent to the date of the Mergers. Because Colony has been determined to be the accounting acquirer, its historical financial statements will become the historical financial statements of the combined company upon consummation of the Mergers. Refer to the section entitled "Colony NorthStar Unaudited Pro Forma Condensed Consolidated Financial Statements" beginning on page 312 of this joint proxy statement/prospectus.

Comparison of Rights of Stockholders of NSAM, Colony and NRF with the Rights of Stockholders of Colony NorthStar (Page 373)

                Upon completion of the Mergers, the rights of former NSAM, Colony and NRF common stockholders who become Colony NorthStar common stockholders will be governed by the Colony NorthStar charter and Colony NorthStar bylaws and the MGCL. The rights associated with NSAM, Colony and NRF common stock are different from the rights to be associated with Colony NorthStar common stock after the Mergers.

Litigation Relating to the Mergers (Page 228)

                On September 29, 2016, a purported stockholder of Colony filed an action relating to the Mergers on behalf of a putative class of Colony stockholders in the United States District Court of the District of Maryland, captioned Carter v. Colony Capital, Inc., et al. The Carter action names as defendants Colony and the members of the Colony board, alleging claims under Sections 14(a) and 20(a) of the Exchange Act. The complaint also alleges that the initial joint proxy statement/prospectus and the first amendment thereto filed in respect of the Mergers omit or misstate various facts concerning the financial projections for Colony, NSAM and NRF and the financial analyses performed by Colony's financial advisor. The complaint purports to seek, among other things, injunctive relief, money damages and attorney's and expert fees and expenses.

                Other potential plaintiffs may also file additional lawsuits challenging the Mergers. The outcome of the Carter action and any additional future litigation is uncertain. Such litigation, if not resolved, could prevent or delay completion of the Mergers and result in substantial costs to NSAM, Colony and NRF, including any costs associated with the indemnification of directors and officers. One of the conditions to the closing of the Mergers is the absence of any law, injunction or order by any governmental authority preventing, enjoining, prohibiting or making illegal the consummation of the Mergers. Therefore, if a plaintiff were successful in obtaining an injunction prohibiting the consummation of the Mergers on the agreed-upon terms, then such injunction may prevent the Mergers from being completed, or from being completed within the expected timeframe. The defense or settlement of any lawsuit or claim that remains unresolved at the time the Mergers are completed may adversely affect Colony NorthStar's business, financial condition, results of operations and cash flows.

SELECTED HISTORICAL FINANCIAL INFORMATION OF NSAM

                The following selected consolidated financial information for the years ended December 31, 2011 through December 31, 2015 is derived from audited consolidated financial statements of NSAM. The financial information as of and for the nine months ended September 30, 2016 and 2015 are derived from unaudited consolidated financial statements and, in the opinion of NSAM's management, contain all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of this data at or for those dates. The results of operations for the nine months ended September 30, 2016 are not necessarily indicative of the results that may be expected for the entire year ending December 31, 2016. You should not assume that the results of operations for any past periods are indicative of results for any future period. You should read this information in conjunction with NSAM's consolidated financial statements and the related notes thereto included in NSAM's Annual Report on Form 10-K for the year ended December 31, 2015 and in NSAM's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016, which are incorporated by reference into this joint proxy statement/prospectus. Refer to the section entitled "Where You Can Find More Information; Incorporation by Reference" beginning on page 420 of this joint proxy statement/prospectus. The results of operations and financial condition as of and for the nine months ended September 30, 2016 are not necessarily indicative of the financial condition and results of operations of NSAM for the full year or any future interim periods.

(In thousands, except per share data)	Nine Months Ended September 30,		Years Ended December 31,
	2016	2015	2015	2014(1)	2013(1)	2012(1)	2011(1)
OPERATING DATA:
Asset management and other fees, related parties	$276,339	$230,731	$307,988	$147,738	$26,633	$8,112	$993
Selling commission and dealer manager fees, related parties	15,115	87,364	126,907	110,563	62,572	42,385	12,024
Net income (loss)	56,864	101,736	120,747	19,100	(1,995)	(17,322)	(25,682)
Net income (loss) attributable to common stockholders	53,340	100,965	119,794	19,100	(1,995)	(17,322)	(25,682)
Earnings (loss) per share:
Basic	$0.28	$0.51	$0.61	$0.10	$(0.01)	$(0.09)	$(0.14)
Diluted	$0.28	$0.51	$0.60	$0.10	$(0.01)	$(0.09)	$(0.14)
Dividends per share of common stock(2)	$0.30	$0.30	$0.40	$0.20	N/A	N/A	N/A

		As of December 31,
	As of September 30, 2016
		2015	2014	2013	2012	2011
BALANCE SHEET DATA:
Total assets	$846,330	$374,821	$263,869	$31,709	$20,257	$8,315
Total borrowings	468,679	100,000	—	—	—	—
Total liabilities	559,834	198,078	62,121	3,341	2,382	1,501
Total stockholders' equity	209,349	175,065	201,748	28,368	17,875	6,814
Total equity	211,347	176,743	201,748	28,368	17,875	6,814

(1)
The year ended December 31, 2014 includes: (i) NSAM's results of operations for the six months ended December 31, 2014, which represents the activity of NSAM following the spin-off by NRF of NSAM; and (ii) NSAM's results of operations for the six months ended June 30, 2014, which represents a carve-out of historical financial information including revenues and expenses attributable to NSAM related to NRF's historical asset management business. The three years ended December 31, 2013 represent a carve-out of historical financial information including revenues and expenses attributable to NSAM related to NRF's historical asset management business. As a result, the year ended December 31, 2015 may not be comparable to the prior periods presented.

(2)
On October 30, 2014, NSAM declared its first dividend of $0.10 per share of NSAM common stock for the three months ended September 30, 2014.

SELECTED HISTORICAL FINANCIAL INFORMATION OF COLONY

                The following selected consolidated financial information for the years ended December 31, 2011 through December 31, 2015 is derived from audited consolidated financial statements of Colony. The financial information as of and for the nine months ended September 30, 2016 and 2015 are derived from unaudited consolidated financial statements and, in the opinion of Colony's management, contain all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of this data at or for those dates. The results of operations for the nine months ended September 30, 2016 are not necessarily indicative of the results that may be expected for the entire year ending December 31, 2016. You should not assume that the results of operations for any past periods are indicative of results for any future period. You should read this information in conjunction with Colony's consolidated financial statements and the related notes thereto included in Colony's Annual Report on Form 10-K for the year ended December 31, 2015 and in Colony's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016, which are incorporated by reference into this joint proxy statement/prospectus. Refer to the section entitled "Where You Can Find More Information; Incorporation by Reference" beginning on page 420 of this joint proxy statement/prospectus. The results of operations and financial condition as of and for the nine months ended September 30, 2016 are not necessarily indicative of the financial condition and results of operations of Colony for the full year or any future interim periods.

	Nine Months Ended September 30,
(In thousands, except per share data)			Years Ended December 31,
	2016	2015	2015	2014	2013	2012	2011
OPERATING DATA:(1)
Total income(2)	$702,610	$600,494	$841,976	$300,649	$183,799	$107,963	$65,469
Net income	266,071	198,060	256,036	159,711	125,923	68,205	43,364
Net income attributable to Colony	120,035	119,142	149,980	123,149	101,765	62,011	42,260
Net income attributable to common stockholders	83,969	88,666	107,411	98,279	80,345	48,096	42,260
Net income per share attributable to common stockholders:
Basic	$0.73	$0.79	$0.96	$1.01	$1.20	$1.33	$1.47
Diluted	$0.73	$0.79	$0.96	$1.01	$1.20	$1.32	$1.46
Dividends per common share of common stock(3)	$1.20	$1.12	$1.52	$1.44	$1.40	$1.44	$1.31

		As of December 31,
	As of September 30, 2016
		2015	2014	2013	2012	2011
BALANCE SHEET DATA:(1)
Total assets	$10,146,641	$10,039,310	$5,825,449	$2,620,860	$1,434,867	$727,443
Total borrowings	4,064,744	4,178,803	2,701,764	608,415	107,467	82,769
Total liabilities	4,503,772	4,623,070	2,889,656	666,633	151,837	113,953
Total stockholders' equity	2,833,323	2,846,916	2,417,480	1,684,310	1,223,331	602,976
Total equity	5,642,869	5,416,240	2,935,793	1,954,227	1,283,030	613,490

(1)
The selected historical financial data presented above do not reflect comparable period over period results of operations and financial condition of Colony, which were substantially impacted by the internalization of Colony's manager on April 2, 2015, as well as ongoing capital raising and investment activities over time.

(2)
Colony's historical presentation of total income includes equity in income (loss) of unconsolidated ventures. In the section entitled "Colony NorthStar Unaudited Pro Forma Condensed Consolidated Financial Statements" beginning on page 312 of this joint proxy statement/prospectus, equity in income (loss) of unconsolidated ventures is presented outside of total income for the combined company.

(3)
Includes special dividend of $0.05 per share of Colony common stock for the year ended December 31, 2012.

SELECTED HISTORICAL FINANCIAL INFORMATION OF NRF

                The following selected consolidated financial information for the years ended December 31, 2011 through December 31, 2015 is derived from audited consolidated financial statements of NRF. The financial information as of and for the nine months ended September 30, 2016 and 2015 are derived from unaudited consolidated financial statements and, in the opinion of NRF's management, contain all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of this data at or for those dates. The results of operations for the nine months ended September 30, 2016 are not necessarily indicative of the results that may be expected for the entire year ending December 31, 2016. You should not assume that the results of operations for any past periods are indicative of results for any future period. You should read this information in conjunction with NRF's consolidated financial statements and the related notes thereto included in NRF's Annual Report on Form 10-K for the year ended December 31, 2015 and in NRF's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016, which are incorporated by reference into this joint proxy statement/prospectus. Refer to the section entitled "Where You Can Find More Information; Incorporation by Reference" beginning on page 420 of this joint proxy statement/prospectus. The results of operations and financial condition as of and for the nine months ended September 30, 2016 are not necessarily indicative of the financial condition and results of operations of NRF for the full year or any future interim periods.

(In thousands, except per share data)	Nine Months Ended September 30,		Years Ended December 31,
	2016	2015	2015	2014	2013	2012	2011
OPERATING DATA:
Total property and other revenues	$1,397,475	$1,343,008	$1,817,436	$679,500	$240,847	$114,308	$109,402
Net interest income on debt and securities	109,808	180,741	218,805	298,139	266,357	335,496	355,921
Income (loss) from continuing operations	(305,953)	(92,911)	(158,713)	(276,385)	(79,149)	(257,718)	(234,173)
Income (loss) from discontinued operations(1)	—	(114,236)	(108,554)	(44,701)	(8,761)	(17,450)	(25,551)
Net income (loss)	(305,953)	(207,147)	(267,267)	(321,086)	(87,910)	(273,089)	(242,526)
Net income (loss) attributable to common stockholders	$(361,171)	$(255,215)	$(327,497)	$(371,507)	$(137,453)	$(288,587)	$(263,014)
Income (loss) per share from continuing operations(2)	$(2.00)	$(0.82)	$(1.25)	$(3.33)	$(2.43)	$(8.73)	$(11.33)
Income (loss) per share from discontinued operations(1)(2)	$—	$(0.67)	$(0.62)	$(0.46)	$(0.17)	$(0.56)	$(1.14)
Dividends per share of common stock(2)	$1.20	$2.35	$2.75	$3.60	$3.40	$2.64	$1.84

		As of December 31,
	As of September 30, 2016
		2015	2014	2013	2012	2011
BALANCE SHEET DATA:
Total assets	$13,364,889	$15,403,045	$15,178,712	$6,360,050	$5,513,778	$5,006,437
Total borrowings	9,262,011	10,533,785	9,734,262	3,342,071	3,790,072	3,509,126
Total liabilities	9,989,867	11,187,315	10,465,056	3,662,587	4,182,914	3,966,823
Total stockholders' equity	3,102,163	3,799,220	4,396,695	2,658,076	1,301,921	1,007,372
Total equity	3,375,022	4,215,730	4,713,656	2,697,463	1,330,864	1,039,614

(1)
Primarily represents income (loss) from the operations of NRF's European real estate business and asset management business which were spun-off on October 31, 2015 and June 30, 2014, respectively.

(2)
Adjusted for NRF's one-for-two reverse stock split completed on November 1, 2015.

SELECTED UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL DATA

                The following selected unaudited pro forma condensed consolidated financial data as of and for the nine months ended September 30, 2016 and for the year ended December 31, 2015 presents the pro forma effect of the Mergers on the combined results of operations and financial condition of the combined company. The Mergers are accounted for under the acquisition method of accounting, with Colony as the accounting acquirer. The selected unaudited pro forma condensed consolidated financial data assumes the Mergers had become effective on January 1, 2015, the beginning of the earliest period presented, with respect to statements of operations data, and on September 30, 2016 with respect to balance sheet data.

                The selected unaudited pro forma condensed consolidated financial data should be read in conjunction with the historical consolidated financial statements and notes thereto of NSAM, Colony and NRF, which are incorporated by reference into joint proxy statement/prospectus. Refer to the sections entitled "Where You can Find More Information; Incorporation by Reference" beginning on page 420 of this joint proxy statement/prospectus and "Colony NorthStar Unaudited Pro Forma Condensed Consolidated Financial Statements" beginning on page 312 of this joint proxy statement/prospectus.

                The selected unaudited pro forma condensed consolidated financial data is presented for illustrative purposes only and is not necessarily indicative of the results of operations or financial position of the Companies had the Mergers and related transactions been completed as of the beginning of the period presented, nor indicative of future financial position or future results of operations of the combined company. The selected unaudited pro forma condensed consolidated financial data reflects management's best estimate based on available information and may be revised as additional information becomes available and as additional analyses are performed.

(In thousands, except per share data)	Nine Months Ended September 30, 2016	Year Ended December 31, 2015

Pro Forma Consolidated Statement of Operations Data:
Total revenues	$2,020,722	$2,721,759
Net income (loss) from continuing operations	(107,228)	86,818
Net income (loss) from continuing operations attributable to common stockholders	(319,282)	(127,397)
Pro Forma Per Share Data:
Net income (loss) per share from continuing operations attributable to common stockholders:
Basic	$(0.58)	$(0.23)
Diluted	(0.58)	(0.23)
	As of September 30, 2016

Pro Forma Consolidated Balance Sheet Data:
Total assets	$24,367,520
Total debt	10,635,111
Total liabilities	12,255,983
Total stockholders' equity	8,481,698
Total equity	12,036,388

 UNAUDITED COMPARATIVE PER SHARE DATA

                The following tables set forth certain historical and unaudited pro forma combined and pro forma equivalent per share information. The pro forma combined and pro forma equivalent per share information are presented as if the Mergers had become effective on January 1, 2015, the beginning of the earliest period presented, with respect to net income (loss) per share and dividends per share, and on September 30, 2016 with respect to book value per share.

                The pro forma equivalent information shows the effect of the Mergers from the perspective of an owner of NSAM and NRF common shares. As this is a reverse acquisition, the NSAM and NRF pro forma equivalent per common share amounts were calculated by dividing the Colony pro forma combined per share amounts by the exchange ratio of 1.4663 for NSAM and 1.3335 for NRF. The Colony-to-NRF exchange ratio was derived based on the pre-determined exchange ratio of 1.0996 shares of Colony NorthStar common stock for each share of NRF common stock.

                This information is derived from and should be read in conjunction with the historical consolidated financial statements and related notes of Colony, NSAM and NRF, which are incorporated by reference into this joint proxy statement/prospectus. Refer to the sections entitled "Where You Can Find More Information; Incorporation by Reference" beginning on page 420 of this joint proxy statement/prospectus and "Colony NorthStar Unaudited Pro Forma Condensed Consolidated Financial Statements" beginning on page 312 of this joint proxy statement/prospectus for additional information.

                The unaudited pro forma consolidated per share data is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position of the Companies had the Mergers and related transactions been consummated at the beginning of the earliest period presented, nor is it necessarily indicative of future operating results or financial position of the combined company. The pro forma per share information represents management's best estimate based upon information and assumptions at the time of the filing of this joint proxy statement/prospectus and may be revised as additional information becomes available and as additional analyses are performed.

	Colony		NSAM		NRF
	Historical	Pro Forma Combined(2)	Historical	Pro Forma Equivalent(2)	Historical		Pro Forma Equivalent(2)
For the nine months ended September 30, 2016:
Net income (loss) per share from continuing operations attributable to common stockholders:
Basic	$0.73	$(0.58)	$0.28	$(0.40)	$(2.00)		$(0.44)
Diluted	$0.73	$(0.58)	$0.28	$(0.40)	$(2.00)		$(0.44)
Dividends per share of common stock(1)	$1.20	N/A (1)	$0.30	N/A (1)	$1.20		N/A (1)
As of September 30, 2016:
Book value per share of common stock	$19.38	$12.38	$1.08	$8.44	$11.71		$9.28
For the year ended December 31, 2015:
Net income (loss) per share from continuing operations attributable to common stockholders:
Basic	$0.96	$(0.23)	$0.61	$(0.16)	$(1.25)	(3)	$(0.17)
Diluted	$0.96	$(0.23)	$0.60	$(0.16)	$(1.25)	(3)	$(0.17)
Dividends per share of common stock(1)	$1.52	N/A (1)	$0.40	N/A (1)	$2.75	(3)	N/A (1)

(1)
Pro forma dividends per share of common stock are not presented because the dividend policy for the combined company will be determined by the Colony NorthStar board following the completion of the Mergers. It is anticipated that the combined company's initial per share dividend will be $1.08 annually paid on a quarterly basis.

(2)
Pro forma per share data excludes the effect of NSAM executive RSUs, RSUs to non-employees, convertible senior notes and potential shares to be issued in connection with retention plans and equity-based awards issued prior to the Mergers.

(3)
NRF historical per share data for the year ended December 31, 2015 was adjusted for NRF's one-for-two reverse stock split completed on November 1, 2015.

COMPARATIVE NSAM, COLONY AND NRF MARKET PRICE AND DIVIDEND INFORMATION

                NSAM common stock is listed on the NYSE under the symbol "NSAM," Colony class A common stock is listed on the NYSE under the symbol "CLNY" and NRF common stock is listed on the NYSE under the symbol "NRF." The following tables set forth for the periods indicated the high and low reported closing sales prices per share, as well as the dividend declared per share, of NSAM common stock, Colony class A common stock and NRF common stock as reported by the NYSE.

NSAM's Market Price Data and Dividend Data

	NSAM Common Stock
	High Price	Low Price	Dividend Per Share
For the calendar quarters ended:
2016
September 30, 2016	$13.11	$9.91	$0.10
June 30, 2016	$12.92	$10.04	$0.10
March 31, 2016	$12.08	$9.31	$0.10
2015
December 31, 2015	$15.35	$10.61	$0.10
September 30, 2015	$19.37	$13.60	$0.10
June 30, 2015	$24.00	$18.49	$0.10
March 31, 2015	$24.75	$20.56	$0.10
2014(1)
December 31, 2014	$22.66	$16.46	$0.10
September 30, 2014	$20.00	$17.72	$0.10

(1)
NSAM commenced operations as a Delaware corporation and separate publicly-traded company on July 1, 2014 upon the spin-off by NRF of its asset management business into NSAM. On October 30, 2014, NSAM declared its first dividend for the three months ended September 30, 2014.

Colony's Market Price Data and Dividend Data

	Colony Class A Common Stock
	High Price	Low Price	Dividend Per Share
For the calendar quarters ended:
2016
September 30, 2016	$19.02	$15.07	$0.40
June 30, 2016	$18.77	$15.31	$0.40
March 31, 2016	$19.72	$15.17	$0.40
2015
December 31, 2015	$21.76	$19.00	$0.40
September 30, 2015	$23.34	$19.17	$0.38
June 30, 2015	$26.55	$22.65	$0.37
March 31, 2015	$26.78	$24.05	$0.37
2014
December 31, 2014	$24.75	$21.09	$0.37
September 30, 2014	$23.26	$21.60	$0.36
June 30, 2014	$23.34	$20.88	$0.36
March 31, 2014	$23.26	$20.24	$0.35
2013
December 31, 2013	$21.00	$19.60	$0.35
September 30, 2013	$21.17	$19.45	$0.35
June 28, 2013	$23.45	$19.27	$0.35
March 28, 2013	$23.47	$19.85	$0.35

NRF's Market Price Data and Dividend Data

	NRF Common Stock
	High Price	Low Price	Dividend Per Share
For the calendar quarters ended:
2016
September 30, 2016	$13.85	$10.86	$0.40
June 30, 2016	$14.26	$10.97	$0.40
March 31, 2016	$16.70	$8.57	$0.40
2015
December 31, 2015(1)	$25.54	$15.60	$0.40
September 30, 2015(1)	$32.48	$23.66	$0.75
June 30, 2015	$38.20	$31.80	$0.80
March 31, 2015	$38.92	$35.38	$0.80
2014
December 31, 2014	$37.42	$33.56	$0.80
September 30, 2014(2)	$37.72	$32.20	$0.80
June 30, 2014(2)	$70.56	$58.68	$1.00
March 31, 2014	$65.24	$54.72	$1.00
2013
December 31, 2013	$53.80	$36.60	$1.00
September 30, 2013	$40.08	$34.44	$0.84
June 28, 2013	$40.64	$33.20	$0.80
March 28, 2013	$38.64	$29.24	$0.76

(1)
The spin-off by NRF on October 31, 2015 of its European real estate business (excluding its European healthcare properties) resulted in a decrease in NRF's stock price and dividend per share subsequent to such spin-off.

(2)
The spin-off by NRF on July 1, 2014 of its asset management business resulted in a decrease in NRF's stock price and dividend per share subsequent to such spin-off.

Recent Closing Prices

                The following table shows the closing sale prices of NSAM common stock, Colony class A common stock and NRF common stock as reported on the NYSE on June 2, 2016, the last full trading day before the public announcement of the merger agreement, and on November 11, 2016, the most recent practicable date before the date of this joint proxy statement/prospectus.

	NSAM Common Stock	Colony Class A Common Stock	NRF Common Stock
June 2, 2016	$12.31	$18.36	$13.48
November 11, 2016	$13.80	$19.21	$14.02

RISK FACTORS

                In addition to the other information included and incorporated by reference into this joint proxy statement/prospectus, including the matters addressed in the section entitled "Cautionary Statement Concerning Forward-Looking Statements" beginning on page 79 of this joint proxy statement/prospectus, you should consider carefully the following risks before deciding whether to vote for the proposals presented in this joint proxy statement/prospectus. By voting in favor of the merger proposals, NSAM, Colony and NRF stockholders will be choosing to invest in Colony NorthStar common stock following the completion of the Mergers. Accordingly, you should read and consider the risks associated with each of the businesses of NSAM, Colony and NRF because these risks will also affect Colony NorthStar. Risks related to NSAM can be found in NSAM's Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2015 and NSAM's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016, risks related to Colony can be found in Colony's Annual Report on Form 10-K, as amended, for the year ended December 31, 2015 and Colony's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016 and risks related to NRF can be found in NRF's Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2015 and NRF's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016, each of which is incorporated by reference into this joint proxy statement/prospectus. You should also read and consider the other information in this joint proxy statement/prospectus and the other documents incorporated by reference into this joint proxy statement/prospectus. Refer to the section entitled "Where You Can Find More Information; Incorporation by Reference" beginning on page 420 of this joint proxy statement/prospectus. In addition to the risks set forth below, new risks may emerge from time to time, and it is not possible to predict all risk factors nor can NSAM, Colony or NRF assess the impact of all factors on the Mergers and Colony NorthStar following the Mergers or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in or implied by any forward-looking statements.

Risks Relating to the Mergers

NSAM, Colony and NRF common stockholders cannot be sure of the market price of Colony NorthStar class A common stock they will receive as consideration.

                Upon completion of the Mergers, NSAM, Colony and NRF common stockholders will receive shares of Colony NorthStar common stock. Prior to the Mergers, there has not been and will not be established public trading for Colony NorthStar common stock. The market price of Colony NorthStar class A common stock following the Mergers will be unknown until the commencement of trading following completion of the Mergers.

The exchange ratios are fixed and generally will not be adjusted for changes affecting the Companies.

                Each of the NSAM exchange ratio, Colony class A exchange ratio, Colony class B exchange ratio and NRF exchange ratio is fixed and may be adjusted only under certain limited circumstances as set forth in the merger agreement and as described in this joint proxy statement/prospectus and will not be adjusted to reflect any changes in the trading prices of NSAM, Colony or NRF common stock on the NYSE between the signing of the merger agreement and the closing of the Mergers.

Completion of the Mergers is subject to many conditions and if these conditions are not satisfied or waived, the Mergers will not be completed.

                Completion of the Mergers is subject to many conditions which must be satisfied or waived under the merger agreement in order for the Mergers to be completed including, among others, receipt of each of the NSAM stockholder approval, Colony stockholder approval and NRF stockholder approval.

                For a more complete summary of the conditions that must be satisfied or waived prior to completion of the Mergers, refer to the section entitled "The Merger Agreement—Conditions to Completion of the Mergers."

                In addition, NSAM, Colony and NRF each may terminate the merger agreement under certain circumstances, including, among other reasons, if the Mergers are not completed by the outside date. If the Mergers are not consummated, the market price of each Company's common stock may decline. Refer to the section entitled "The Merger Agreement—Termination of the Merger Agreement" beginning on page 301 of this joint proxy statement/prospectus.

                There can be no assurance that the conditions to the closing of the Mergers will be satisfied or waived. For example, Colony NorthStar's ability to qualify as a REIT depends on its acquisition of Colony's and NRF's qualifying REIT assets in the Mergers. Accordingly, in order for counsel to Colony NorthStar to deliver the REIT qualification opinion that is a condition to the closing of the Mergers (a condition that the parties will not waive), the Mergers must be completed sufficiently early in 2017 to allow Colony NorthStar to project, and its counsel to reasonably assume, that Colony NorthStar will satisfy the REIT income and asset tests for the entire taxable year of the Mergers. The date by which the Mergers must be completed for these purposes may be significantly earlier than the outside date. A delay in the closing of the Mergers could therefore preclude Colony NorthStar from being able to satisfy the REIT requirements for the year of the closing and from obtaining the REIT qualification opinion that is a condition to closing.

                Accordingly, there can be no assurance that the Mergers will be completed.

NSAM, Colony or NRF may waive one or more of the closing conditions without re-soliciting stockholder approval.

                NSAM, Colony or NRF may determine to waive, in whole or in part, one or more of the conditions to their obligations to consummate the Mergers (other than the condition that each of Colony and NRF receives an opinion of counsel regarding Colony NorthStar's ability to qualify as a REIT for its taxable year ending December 31, 2017 and subsequent taxable years). NSAM, Colony or NRF currently expect to evaluate the materiality of any waiver and its effect on NSAM stockholders, Colony stockholders or NRF stockholders, as applicable, in light of the facts and circumstances at the time to determine whether any amendment of this joint proxy statement/prospectus or any re-solicitation of proxies or voting cards is required in light of such waiver. Any determination whether to waive any condition to the Mergers and whether to re-solicit stockholder approval or amend this joint proxy statement/prospectus as a result of a waiver will be made by NSAM, Colony or NRF, as applicable, at the time of such waiver based on the facts and circumstances as they exist at that time.

If the Mergers do not occur, one or more of the Companies may incur payment obligations to the others.

                If the merger agreement is terminated under certain circumstances, NSAM may be required to pay NRF and Colony a total termination fee of $92 million or transaction expenses of up to $20 million (depending on the specific circumstances), NRF may be required to pay NSAM and Colony a total termination fee of up to $49 million, which includes $3 million that NRF would be required to pay NSAM pursuant to the NSAM/NRF side agreement as described in the section entitled "Other Related Agreements" beginning on page 307 of this joint proxy statement/prospectus, or transaction expenses of up to $20 million (depending on the specific circumstances) and Colony may be required to pay NSAM and NRF a total termination fee of $92 million or transaction expenses of up to $20 million (depending on the specific circumstances). Refer to the section entitled "The Merger Agreement—Termination of the Merger Agreement—Termination Fees" and "—Payment of Transaction Expenses upon Termination" beginning on page 304 of this joint proxy statement/prospectus.

The pendency of the Mergers could adversely affect the business and operations of the Companies.

                Due to the operating covenants in the merger agreement, each of the Companies may be unable, during the pendency of the Mergers, to take certain actions without the consent of the other Companies, even if such actions would otherwise prove beneficial to such Company's stockholders. Those operating covenants will continue to apply until the Mergers occur, which will take place no earlier than January 4, 2017 even if the conditions to the closing of the Mergers would have been satisfied prior to that time, unless otherwise agreed by the Companies.

The common stockholders of NSAM, Colony and NRF, each as a group, will hold a significantly smaller share of Colony NorthStar following the closing of the Mergers, than they do as stockholders of each of the Companies currently.

                Following the Mergers, former NSAM stockholders, former Colony stockholders and former NRF stockholders are expected to hold approximately 32.85%, 33.25% and 33.90%, respectively, of Colony NorthStar immediately after the completion of the Mergers, on a fully diluted basis, excluding the effect of certain equity-based awards issuable in connection with the Mergers. Consequently, NSAM, Colony and NRF common stockholders, each as a group, will exercise less influence over the management and policies of Colony NorthStar after the completion of the Mergers than they currently exercise over the management and policies of NSAM, Colony and NRF, as applicable.

                In addition, unlike NSAM and NRF currently, Colony NorthStar will have Colony NorthStar class B common stock outstanding with voting rights equal to 36.5 votes per share of Colony NorthStar class B common stock. Following the Mergers, former NSAM stockholders, former Colony stockholders and former NRF stockholders are expected to hold approximately 34%, 33% and 33%, respectively, of the voting power of Colony NorthStar common stock upon the completion of the Mergers.

If Colony's financing for the refinancing of certain existing borrowings of NSAM, Colony and NRF becomes unavailable or is insufficient, the Mergers may not be completed.

                Colony has obtained financing commitments to fund the refinancing of certain specified borrowings of the Companies and their affiliates in connection with the consummation of the Mergers. The financing commitments are subject to certain conditions, which may or may not be satisfied. In addition, even if these conditions are satisfied, the amount of financing under those financing commitments may be reduced or the cost of obtaining such financing may be increased if certain conditions are not satisfied. In the event that the financing contemplated by those financing commitments is not available or is available in less than the expected amount, other necessary financing may not be available on acceptable terms, in a timely manner or at all. If alternative financing is available, it could be more costly than that reflected in the financing commitments, which would have a negative impact on Colony NorthStar's results of operations following the Mergers. The merger agreement provides that no party will be required to consummate the Mergers if, subject to certain conditions, financing is unavailable and following the Mergers, Colony NorthStar will not have sufficient unrestricted cash to repay certain specified borrowings and all transaction expenses. As a result, if the financing provided for in the financing commitments obtained by Colony is not available, is insufficient and/or the Companies are unable to secure additional funds through alternative sources, the Mergers may not be completed.

The merger agreement contains provisions that could discourage a potential competing acquirer of NSAM, Colony or NRF or could result in any competing proposal being at a lower price than it might be otherwise.

                The merger agreement contains "no shop" provisions that, subject to limited exceptions, restrict each Company's ability to solicit, initiate, encourage, facilitate or discuss, or provide any confidential or non-public information with regard to, competing third-party proposals to acquire all, or a significant part, of NSAM, Colony or NRF. In addition, any Company that receives a potentially superior offer or proposal not in violation of the "no shop" provisions is required to give the other Companies the opportunity to match or exceed the competing proposal before the Company is permitted to accept such potentially superior proposal. Upon termination of the merger agreement to accept a superior proposal, NSAM, Colony or NRF may be required to pay a termination fee to NSAM, Colony or NRF, as applicable. Refer to the sections entitled "The Merger Agreement—Covenants and Agreements—No Solicitation or Negotiation of Acquisition Proposals" beginning on page 296 of this joint proxy statement/prospectus and "—Termination of the Merger Agreement—Termination Fees" beginning on page 304 of this joint proxy statement/prospectus.

                In addition, Colony stockholders holding approximately 16% of the voting power of Colony have agreed to vote in favor of the transactions contemplated by the merger agreement and against other acquisition proposals and certain other actions and transactions.

                These provisions, among others described in this joint proxy statement/prospectus: (i) could discourage a potential competing acquirer that might have an interest in acquiring all, or a significant part, of NSAM, Colony or NRF from considering or proposing an acquisition, even if it were prepared to pay consideration with a higher per share cash or market value than the market value proposed to be received or realized in the Mergers; or (ii) might result in a potential competing acquirer proposing to pay a lower price than it might otherwise have proposed to pay because of the added expense of the termination fee or expense reimbursement that may become payable in certain circumstances.

If the Mergers are approved, the date on which NSAM, Colony and NRF common stockholders will receive common stock in Colony NorthStar is uncertain.

                Even if the Mergers are approved by the respective stockholders of the Companies, the date on which the Mergers are consummated and NSAM, Colony and NRF common stockholders will receive common stock in Colony NorthStar will remain uncertain, and may not occur at all. Although the Companies expect that the Mergers will be completed in January 2017 (but not before January 4, 2017), the completion date of the Mergers might be later than expected due to delays in obtaining regulatory approvals from certain regulatory and governmental authorities or other unforeseen events. In addition, there can be no assurance that the Mergers will be completed even if the required stockholder approvals are obtained. Refer to the section entitled "The Mergers—Regulatory Approvals in Connection with the Mergers" beginning on page 226 of this joint proxy statement/prospectus.

                These regulatory and governmental entities may impose conditions on the granting of such approvals and if such regulatory and governmental entities seek to impose such conditions, lengthy negotiations may ensue among such regulatory or governmental entities, NSAM, Colony and NRF. Such conditions and the process of obtaining regulatory approvals could have the effect of delaying completion of the Mergers and such conditions may not be satisfied for an extended period of time following the NSAM special meeting, Colony special meeting and NRF special meeting. Such conditions may also impose additional costs or limitations on the combined company following the completion of the Mergers, including the requirement that the respective NSAM, Colony and NRF businesses divest certain assets if necessary in order to obtain certain regulatory approvals, and may limit the ability of the combined company to integrate parts of the NSAM, Colony and NRF businesses and negatively impact the ultimate composition of Colony NorthStar. These conditions may therefore reduce the anticipated benefits of the Mergers, which could also have a material adverse effect on the combined company's business and cash flows and results of operations, and neither NSAM, Colony nor NRF can predict what, if any, changes may be required by regulatory or governmental authorities whose approvals are required. The regulatory approvals may not be received at all, may not be received in a timely fashion, and may contain conditions on the completion of the Mergers. Subject to the terms of the merger agreement, NSAM, Colony and NRF have each agreed to use their reasonable best efforts to take all actions necessary, proper or desirable to complete the Mergers and related transactions contemplated by the merger agreement.

The merger agreement includes restrictions on the ability of each of the Companies to make distributions to its stockholders, even if it would otherwise have net income and net cash available to make such distributions.

                Pursuant to the merger agreement:

  •
  NSAM is permitted, prior to the closing of the Mergers, to declare distributions to its common stockholders of up to (i) $0.10 per share of NSAM common stock with respect to each quarter of 2016 so long as the distribution is declared and paid no earlier than the date of declaration and payment in the prior calendar year and (ii) a pro rata portion of the $0.10 per share dividend for any partial period of the first calendar quarter of 2017. In 2016, NSAM declared its fourth quarter 2015 dividend on February 25, 2016. As a result, if the Mergers are completed on or prior to February 25, 2017, NSAM will not declare a dividend for the fourth quarter of 2016. The NSAM board is also permitted to declare a special dividend in cash in respect of NSAM common stock in an aggregate amount of $228 million to be paid in 2017 to stockholders of record as of a date on or after January 1, 2017 and prior to the closing of the Mergers.

  •
  Colony is permitted, prior to the closing of the Mergers, to declare distributions to its common stockholders of up to (i) $0.40 per share of Colony common stock with respect to each quarter of 2016 so long as the distribution is declared and paid no earlier than the date of declaration and payment in the prior calendar year and (ii) a pro rata portion of the $0.40 per share dividend for any partial period of the first calendar quarter of 2017. Colony declared its fourth quarter 2015 dividend on November 4, 2015. Given that the Mergers will not be completed earlier than January 2017, Colony will be permitted to declare its fourth quarter 2016 dividend even if the Mergers are completed.

  •
  NRF is permitted, prior to the closing of the Mergers, to declare distributions to its common stockholders of up to (i) $0.40 per share of NRF common stock with respect to each quarter of 2016 so long as the distribution is declared and paid no earlier than the date of declaration and payment in the prior calendar year and (ii) a pro rata portion of the $0.40 per share dividend for any partial period of the first calendar quarter of 2017. In 2016, NRF declared its fourth quarter 2015 dividend on February 25, 2016. As a result, if the Mergers are completed on or prior to February 25, 2017, NRF will not declare or pay a dividend for the fourth quarter of 2016.

                Given their status as REITs, Colony and NRF may need to (and are permitted to under the merger agreement) make certain minimum distributions in excess of the above limits. In the event the amounts of permitted dividends described above are exceeded, pursuant to a distribution necessary for Colony or NRF, as applicable, to qualify as a REIT or to avoid the incurrence of any income or excise tax, the Colony class A exchange ratio, Colony class B exchange ratio and NRF exchange ratio, as applicable, will be adjusted.

                Although the Companies generally have agreed to use their reasonable best efforts to close the Mergers as promptly as practicable in accordance with the merger agreement, certain factors, which include obtaining the NSAM stockholder approval, Colony stockholder approval and NRF stockholder approval, could delay the closing. Therefore, even if NSAM, Colony or NRF has available net income or net cash to make distributions to its common stockholders and satisfies any other conditions to make such distributions, the terms of the merger agreement could prohibit such action. Refer to the section entitled "The Merger Agreement—Covenants and Agreements—Conduct of the Business Pending the Mergers" beginning on page 293 of this joint proxy statement/prospectus.

The Companies will be subject to business uncertainties and certain operation restrictions until consummation of the Mergers.

                Uncertainty about the effect of the Mergers on employees and clients may have an adverse effect on the Companies or the combined company following the Mergers. These uncertainties could disrupt the business of the Companies and impair their ability to attract, retain and motivate key personnel until the Mergers are completed, and cause clients and others that deal with the Companies to seek to change existing business relationships, cease doing business with the Companies or cause potential new clients to delay doing business with the Companies until the Mergers have been completed successfully. Retention and motivation of certain employees may be challenging during the pendency of the Mergers due to uncertainty about their future roles and difficulty of integration. If key employees depart because of issues related to the uncertainty and difficulty of integration or a desire not to remain with the combined company, Colony NorthStar's business following the Mergers could be negatively impacted. In addition, the merger agreement restricts the parties thereto from making certain acquisitions and investments and taking other specified actions until the Mergers occur without the consent of the other parties. These restrictions may prevent the Companies from pursuing attractive business opportunities that may arise prior to the completion of the Mergers. Refer to the section entitled "The Merger Agreement—Covenants and Agreements—Conduct of the Business Pending the Mergers" beginning on page 293 of this joint proxy statement/prospectus for a description of the restrictive covenants to which each of the Companies is subject.

The shares of Colony NorthStar common stock to be received by NSAM, Colony and NRF common stockholders as a result of the Mergers will have rights different from the shares of NSAM, Colony and NRF common stock.

                Upon completion of the Mergers, the rights of former NSAM, Colony and NRF common stockholders who become Colony NorthStar common stockholders will be governed by the Colony NorthStar charter and Colony NorthStar bylaws and the MGCL. The rights associated with NSAM, Colony and NRF common stock are different from the rights to be associated with Colony NorthStar common stock after the Mergers. Refer to the section entitled "Comparison of Rights of Stockholders of NSAM, Colony and NRF with the Rights of Stockholders of Colony NorthStar" beginning on page 373 of this joint proxy statement/prospectus for additional information.

If counterparties to certain agreements with NSAM, Colony or NRF do not consent to the Mergers, change of control rights under those agreements may be triggered, which could cause the combined company to lose the benefit of such agreements and incur liabilities or replacement costs.

                Each of NSAM, Colony and NRF is a party to one or more agreements that will require NSAM, Colony or NRF, as applicable, to obtain consents from third parties in connection with the Mergers. If these consents cannot be obtained, the counterparties to these contracts and other third parties with whom NSAM, Colony and/or NRF currently have relationships may have the ability to terminate, reduce the scope of or otherwise materially adversely alter their relationships with any or all three of the parties in anticipation of the Mergers, or with the combined company following the Mergers. The pursuit of such rights may result in NSAM, Colony, NRF or the combined company suffering a loss of potential future revenue or incurring liabilities in connection with a breach of such agreements and may result in the loss of rights that are material to the combined company's business. Any such disruptions could limit the combined company's ability to achieve the anticipated benefits of the Mergers. The adverse effect of such disruptions could also be exacerbated by a delay in the completion of the Mergers or the termination of the merger agreement.

Some of the directors and executive officers of NSAM, Colony and NRF have interests in seeing the Mergers completed that are different from, or in addition to, those of the other NSAM, Colony and NRF common stockholders.

                Some of the directors and executive officers of NSAM, Colony and NRF have arrangements that provide them with interests in the Mergers that are different from, or in addition to, the common stockholders of NSAM, Colony and NRF generally. These interests include, among other things, the continued service as a director or an executive officer of Colony NorthStar following the Mergers and certain rights to continuing indemnification, directors' and officers' liability insurance and other amounts and benefits that may become payable to them in connection with the Mergers. These interests, among other things, may influence the directors and executive officers of NSAM, Colony and NRF to support or approve the Mergers. Refer to the sections entitled "The Mergers—Interests of NSAM's Directors and Executive Officers in the Mergers" beginning on page 211 of this joint proxy statement/prospectus; "—Interests of Colony's Directors and Executive Officers in the Mergers" beginning on page 218 of this joint proxy statement/prospectus; and "—Interests of NRF's Directors and Executive Officers in the Mergers" beginning on page 220 of this joint proxy statement/prospectus.

Failure to complete contemplated asset divestitures could adversely affect Colony NorthStar's credit profile.

                Under the merger agreement, NRF is required, in good faith, to continue to seek to consummate certain asset sales that NRF was already exploring, the proceeds of which are expected to be used to repay borrowings or pay transaction costs. There can be no assurance that NRF will be able to consummate any such assets sales on favorable terms or at all. Any potential asset sales would be dependent upon a number of factors that may be beyond NRF's control, including, among other factors, market conditions, industry trends, the interest of third parties in NRF's assets and the availability of financing to potential buyers on reasonable terms.

                If NRF is unable to divest such assets, or if it is unable to do so on favorable terms, Colony NorthStar may have greater than anticipated borrowings as of the closing, which would impact negatively its credit profile, and could therefore impact negatively its ability to enhance its credit profile in the future and/or make attractive acquisitions.

Failure to complete the Mergers could negatively affect the stock price and the future business and financial results of each of NSAM, Colony and NRF.

                If the merger agreement is terminated and the Mergers are not completed for any reason, including as a result of NSAM, Colony or NRF stockholders' failing to approve the necessary proposals, each Company's ongoing business could be adversely affected and, without realizing any of the benefits of having completed the Mergers, may be subject to several risks, including that:

  •
  each Company may experience negative reactions from the financial markets, including negative impacts on their respective stock prices;

  •
  each Company may experience negative reactions from their respective customers and employees;

  •
  each Company will be required to pay certain costs relating to the Mergers, whether or not the Mergers are completed, and, depending on the circumstances relating to a termination, may be required to pay a termination fee of $92 million in the case of NSAM and Colony or $49 million in the case of NRF or transaction expenses of up of $20 million; and

  •
  management focus and resources of each Company may be diverted from operational matters and other strategic opportunities while working to implement the Mergers.

Risks Relating to an Investment in Colony NorthStar Following the Mergers

Colony NorthStar may not realize the anticipated benefits of the Mergers.

                NSAM, Colony and NRF entered into the merger agreement because each believes that the Mergers will be beneficial to the Companies and stockholders of the Companies and that combining the businesses of NSAM, Colony and NRF will produce benefits and cost savings. If the combined company is not able to combine successfully the businesses of NSAM, Colony and NRF in an efficient and effective manner, the anticipated benefits and cost savings of the Mergers may not be realized fully, or at all, or may take longer to realize than expected, and the value of Colony NorthStar common stock may be adversely affected.

                An inability to realize the full extent of the anticipated benefits of the Mergers and related transactions contemplated by the merger agreement, as well as any delays encountered in the integration process, could have an adverse effect upon the revenues, level of expenses and operating results of the combined company, which may adversely affect the value of Colony NorthStar common stock following the Mergers.

                The management of the combined company will have to dedicate substantial effort to integrating the businesses of NSAM, Colony and NRF during the integration process. These efforts may divert management's focus and resources from the combined company's business, corporate initiatives or strategic opportunities. In addition, the actual integration may result in additional and unforeseen expenses and the anticipated benefits of the integration may not be realized. Actual growth and cost savings, if achieved, may be lower than what the combined company expects and may take longer to achieve than anticipated. Difficulties associated with managing Colony NorthStar's larger and more complex portfolio could prevent Colony NorthStar from realizing the anticipated benefits of the Mergers and have a material adverse effect on its business. If Colony NorthStar is not able to address integration challenges adequately, the combined company may be unable to integrate successfully the operations of NSAM, Colony and NRF or to realize the anticipated benefits of the integration of the three Companies.

                As discussed above, the senior management of the Companies is expected to change, especially with respect to NSAM and NRF. The changes in senior management could negatively impact the results of operations of Colony NorthStar, particularly as it relates to the business associated with NSAM and NRF prior to the Mergers.

Following the completion of the Mergers, Colony NorthStar will face risks different from those faced by NSAM, Colony and NRF today, which may affect Colony NorthStar's results of operations and the market price of Colony NorthStar class A common stock.

                Colony NorthStar's business will differ from that of NSAM, Colony and NRF, and, accordingly, the results of operations and financial condition of Colony NorthStar after the Mergers may be affected by factors different from those affecting NSAM's, Colony's or NRF's results of operations and financial condition prior to the Mergers. Examples of differences between NSAM's,

Colony's and NRF's businesses and the new or increased risks Colony NorthStar may face after the Mergers include:

  •
  a large increase in the amount of assets under management and a diversification of types of assets under management, which may create risks related to scaling and combining of the platforms necessary to manage the combined assets of the Companies;

  •
  additional conflicts between and among the clients and managed companies of the Companies;

  •
  certain investment vehicles managed by NSAM and Colony may compete for investment opportunities and may be adversely impacted to the extent such opportunities are allocated between them;

  •
  Colony NorthStar's possible failure to successfully implement its plan to optimize its combined portfolio consisting primarily of owned real estate; and

  •
  a larger and newly combined team of management and employees may require time to become fully effective and may not be able to achieve Colony NorthStar's anticipated synergies and higher earnings growth.

                In particular for current NSAM stockholders, Colony NorthStar will be treated as a REIT for tax purposes and, as a result of requirements in order maintain REIT status, Colony NorthStar's flexibility to structure its operations and enter new lines of business will be significantly more limited than the flexibility enjoyed by NSAM currently. Both NRF and Colony are already REITs.

The market price of Colony NorthStar class A common stock may be volatile and holders of Colony NorthStar class A common stock could lose a significant portion of their investment due to drops in the market price of Colony NorthStar class A common stock following completion of the Mergers.

                The market price of Colony NorthStar class A common stock may be volatile and following completion of the Mergers, stockholders may not be able to resell their Colony NorthStar common stock at or above the implied price at which they acquired such Colony NorthStar common stock pursuant to the merger agreement or otherwise due to fluctuations in the market price of Colony NorthStar class A common stock, including changes in market price caused by factors unrelated to the combined company's operating performance or prospects. Specific factors that may have a significant effect on the market price of Colony NorthStar class A common stock following completion of the Mergers include, among others, the following:

  •
  changes in stock market analyst recommendations or earnings estimates regarding the combined company's common stock, other companies comparable to it or companies in the industries they serve;

  •
  actual or anticipated fluctuations in the combined company's operating results or future prospects;

  •
  reactions to public announcements by the combined company;

  •
  strategic actions taken by the combined company or its competitors, such as the intended business separations, acquisitions or restructurings;

  •
  failure of the combined company to achieve the perceived benefits of the transactions, including financial results and anticipated synergies, as rapidly as or to the extent anticipated by financial or industry analysts;

  •
  adverse conditions in the financial market or general U.S. or international economic conditions, including those resulting from war, incidents of terrorism and responses to such events; and

  •
  sales of common stock by the combined company, members of its management team or significant stockholders.

Colony's tax protection agreement could limit the combined company's ability to sell certain properties, engage in a strategic transaction or reduce its level of indebtedness, which could materially and adversely affect the combined company.

                Prior to the closing of the Mergers, Colony, Colony OP, Colony Capital LLC, CCH Management Partners I, LLC, FHB Holding LLC and Richard B. Saltzman, each of which we refer to as a protected member, intend to enter into a tax protection agreement, which we refer to as the TPA. The TPA will provide that each protected member will be indemnified on an after-tax basis for any Section 704(c) gain, calculated as provided in the TPA, as a result of a transaction occurring during the period commencing on June 3, 2016 and ending on the fifth anniversary of the closing of the Mergers and that is considered to be a sale of the tax goodwill or going concern value or airplane owned by Colony OP and contributed (directly or indirectly) by such protected members, which we refer to, collectively, as the protected property, other than on transfers to the protected members or persons or entities related to the protected members. The TPA will also apply to a merger or other transaction that would convert interests in Colony OP held by the protected members to cash or otherwise result in a taxable disposition of such interests, but would not apply to a transaction in which the equity interests of the protected members are maintained in a manner that does not trigger gain or offers the protected members the option to roll over their investment into an equity interest that is substantially equivalent (including value, profit and loss share, distribution rights and liquidity) to the equity interests exchanged in such transaction.

                If the combined company's tax indemnification obligations were to be triggered under these agreements, the combined company would be required to pay damages for the resulting tax consequences to the protected members and the calculation of damages will not be based on the time value of money or the time remaining within the restricted period. Moreover, these obligations may restrict the combined company's ability to engage in a strategic transaction. In addition, these obligations may require the combined company to maintain more or different indebtedness than the combined company would otherwise require for the company's business. Colony OP estimates that if all of its assets subject to the TPA were sold in a taxable transaction immediately after the completion of the Mergers, its indemnification obligations (based on tax rates applicable for the taxable year ending December 31, 2016 and exchange values and including additional payments to compensate the protected members for additional tax liabilities resulting from the indemnification payments) would be approximately $410 million.

Tax consequences to holders of operating partnership units upon a sale or refinancing of the combined company's properties may cause the interests of certain members of the combined company's senior management team to differ from your own.

                As a result of the unrealized built-in gain attributable to a property at the time of contribution, some holders of operating partnership units, including the protected members may suffer different and more adverse tax consequences than holders of common stock or other holders of operating partnership units upon the sale or refinancing of the properties owned by the operating partnership, including disproportionately greater allocations of items of taxable income and gain upon a realization event.

                As those holders will not receive a correspondingly greater distribution of cash proceeds, they may have different objectives regarding the appropriate pricing, timing and other material terms of any sale or refinancing of certain properties, or whether to sell or refinance such properties at all. As a result, the effect of certain transactions on the protected members may influence their decisions affecting these properties and may cause them to attempt to delay, defer or prevent a transaction that might otherwise be in the best interests of the combined company's other stockholders.

                As a result of entering into the TPA described in the above risk factor, the protected members may have an incentive to cause the company to enter into transactions from which they may personally benefit.

Each of the Companies prior to the closing, and Colony NorthStar following the closing of the Mergers, expects to incur significant costs in connection with the consummation of the Mergers and the integration of the Companies.

                Each of the Companies prior to the closing, and Colony NorthStar following the closing, expects to incur significant costs in connection with consummating the Mergers and integrating the portfolios of NSAM, Colony and NRF into Colony NorthStar, including unanticipated costs and the assumption of known and unknown liabilities. While each of the Companies and Colony NorthStar have assumed that a certain level of transaction and integration expenses will be incurred, there are factors beyond each of the Companies and Colony NorthStar's control that could affect the total amount or the timing of its integration expenses. Many of the expenses that will be incurred, by their nature, are difficult to estimate accurately at the present time. Although NSAM, Colony and NRF expect that the elimination of duplicative costs, as well as the realization of other efficiencies related to the integration of the three businesses, should allow the combined company to offset these incremental expenses over time, the net benefit may not be achieved in the near term, or at all.

Colony NorthStar cannot assure you that it will be able to continue paying distributions equal to the levels projected by the Companies to be paid following the Mergers or at the levels currently paid by NSAM, Colony and NRF individually.

                Colony NorthStar common stockholders may not receive distributions equal to the levels projected by the Companies to be paid following the Mergers or equivalent to the levels currently paid by NSAM, Colony or NRF for various reasons, including, but not limited to, the following:

  •
  Colony NorthStar may not have enough unrestricted funds to pay such distributions due to changes in Colony NorthStar's cash requirements, capital spending plans, cash flow or financial position;

  •
  decisions on whether, when and in which amounts to make any future distributions will be at the discretion of the Colony NorthStar board and will be dependent on then-existing conditions, including the combined company's financial condition, earnings, legal requirements, including limitations under Maryland law, restrictions in Colony NorthStar's borrowing agreements that limit its ability to pay dividends to stockholders, the rights of holders of Colony NorthStar preferred stock to receive dividends in respect of such shares prior to Colony NorthStar being permitted to pay any dividends in respect of Colony NorthStar common stock and other factors the Colony NorthStar board deems relevant; and

  •
  Colony NorthStar may desire to retain cash to improve its credit profile or for other reasons.

                In particular, the Companies currently anticipate that the level of distributions to be paid by Colony NorthStar will be lower than the level of distributions currently paid by NRF. Following the closing of the Mergers, common stockholders of Colony NorthStar will have no contractual or other legal right to distributions that have not been declared by the Colony NorthStar board.

Colony NorthStar's operating results after the Mergers may differ materially from the pro forma information presented in this joint proxy statement/prospectus.

                The unaudited pro forma condensed consolidated financial statements in this joint proxy statement/prospectus are presented for illustrative purposes only and are not necessarily indicative of what Colony NorthStar's actual financial condition or results of operations will be when the Mergers are completed on the dates indicated. The unaudited pro forma condensed consolidated financial statements reflect adjustments based upon preliminary estimates that may change and assumptions about the Mergers that may prove incorrect over time. Accordingly, the final acquisition accounting adjustments may differ materially from the pro forma adjustments reflected in this joint proxy statement/prospectus. Colony NorthStar's operating results after the Mergers may be materially different from those shown in the pro forma information presented in this joint proxy statement/prospectus, which represents only a combination of NSAM's, Colony's and NRF's respective historical results. Refer to the section entitled "Colony NorthStar Unaudited Pro Forma Condensed Consolidated Financial Statements" beginning on page 312 of this joint proxy statement/prospectus.

At the closing of the Mergers, Colony NorthStar will assume liabilities and obligations of NSAM, Colony and NRF.

                Following and by virtue of completion of the Mergers, Colony NorthStar will have assumed the liabilities and obligations of NSAM, Colony and NRF, including NRF's obligations under its exchangeable senior notes and Colony's obligations under its convertible notes. These liabilities could have a material adverse effect on Colony NorthStar's business to the extent the Companies have not identified such liabilities or have underestimated the nature, amount or significance, based on amount or otherwise, of such liabilities.

Colony NorthStar may be unable to retain necessary NSAM, Colony and/or NRF personnel successfully after the Mergers are completed.

                The success of the Mergers will depend in part on the combined company's ability to retain the key employees currently employed by the Companies. It is possible that these employees may decide not to remain with NSAM, Colony or NRF, as applicable, while the Mergers are pending or with Colony NorthStar after the Mergers are consummated. If key employees terminate their employment, or if an insufficient number of employees are retained to maintain effective operations, Colony NorthStar's business activities may be adversely affected and management's attention may be diverted from successfully integrating the Companies to hire suitable replacements, all of which may cause Colony NorthStar's business to suffer. In addition, Colony NorthStar may not be able to locate suitable replacements for any key employees or to offer employment to potential replacements on reasonable terms. Further, it is expected that certain current executive officers of NSAM and NRF will depart after providing transition services to Colony NorthStar which may cause Colony NorthStar's business to be adversely affected.

In connection with the Mergers, Colony NorthStar is expected to refinance certain existing borrowings of NSAM, Colony and NRF. Colony's and NRF's preferred stock and Colony NorthStar's level of outstanding borrowings following the completion of the Mergers could adversely affect Colony NorthStar's ability to raise additional capital and to meet its obligations under its existing borrowings.

                In connection with the Mergers, Colony NorthStar expects to refinance a total of approximately $2.7 billion of outstanding borrowings of NSAM, Colony and NRF and will also assume Colony's and NRF's existing obligations under their outstanding series of preferred stock. Colony NorthStar's obligations under the terms of its expected borrowings at closing and its preferred stock could impact Colony NorthStar negatively. For example, it could:

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  limit Colony NorthStar's ability to obtain additional financing for working capital, capital expenditures, debt service requirements, acquisitions and general corporate or other purposes;

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  restrict Colony NorthStar from making strategic acquisitions or cause the combined company to make non-strategic divestitures;

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  restrict Colony NorthStar from paying dividends to its stockholders;

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  increase Colony NorthStar's vulnerability to general economic and industry conditions; and

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  require a substantial portion of cash flow from operations to be dedicated to the payment of principal and interest on the combined company's borrowings, thereby reducing Colony NorthStar's ability to use cash flow to fund its operations, capital expenditures and future business opportunities.

                Holders of Colony NorthStar preferred stock would receive, upon Colony NorthStar's voluntary or involuntary liquidation, dissolution or winding up, before any payment is made to holders of Colony NorthStar common stock, their respective liquidation preferences as well as any accrued and unpaid distributions. These payments would reduce the amount of the remaining assets of Colony NorthStar, if any, available for distribution to holders of its common stock.

General market conditions and unpredictable factors, including conditions and factors different from those affecting Colony preferred stock and NRF preferred stock currently, could adversely affect market prices of Colony NorthStar preferred stock after being exchanged for outstanding Colony preferred stock and NRF preferred stock.

                There can be no assurance about the market prices of Colony NorthStar preferred stock that will be exchanged for Colony preferred stock and NRF preferred stock, as applicable, in connection with the Mergers. Several factors, many of which are beyond the control of Colony NorthStar, could influence the market prices of Colony NorthStar preferred stock, including:

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  whether Colony NorthStar declares or fails to declare dividends on the Colony NorthStar preferred stock from time to time;

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  real or anticipated changes in the credit ratings assigned to the Colony NorthStar securities;

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  Colony NorthStar's creditworthiness and credit profile;

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  interest rates;

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  developments in the securities, credit and housing markets, and developments with respect to financial institutions generally;

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  the market for similar securities; and

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  economic, corporate, securities market, geopolitical, regulatory or judicial events that affect Colony NorthStar, the asset management or real estate industries or the financial markets generally.

                Shares of Colony NorthStar common stock and preferred stock will rank junior to all indebtedness of, and other non-equity claims on, Colony NorthStar with respect to assets available to satisfy such claims. The market prices of Colony NorthStar class A common stock and Colony NorthStar preferred stock may be affected by factors different from those currently affecting the market prices of Colony class A common stock, Colony preferred stock, NRF common stock or NRF preferred stock.

Certain provisions of Maryland law may limit the ability of a third party to acquire control of Colony NorthStar, which could depress the market price of Colony NorthStar class A common stock.

                Certain provisions of the MGCL may have the effect of inhibiting a third party from acquiring Colony NorthStar or of impeding a change of control under circumstances that otherwise could provide Colony NorthStar's stockholders with the opportunity to realize a premium over the then-prevailing market price of Colony NorthStar class A common stock, including:

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  "business combination" provisions that, subject to limitations, prohibit certain business combinations between an "interested stockholder" (defined generally as any person who beneficially owns 10% or more of the voting power of our outstanding shares of voting stock or an affiliate or associate of the corporation who, at any time within the two-year period immediately prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding stock of the corporation) or an affiliate of any interested stockholder and Colony NorthStar for five years after the most recent date on which the stockholder becomes an interested stockholder and thereafter imposes two super-majority stockholder voting requirements on these combinations; and

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  "control share" provisions that provide that holders of "control shares" of Colony NorthStar (defined as voting shares of stock that, if aggregated with all other shares of stock owned or controlled by the acquirer, would entitle the acquirer to exercise one of three increasing ranges of voting power in electing directors) acquired in a "control share acquisition" (defined as the direct or indirect acquisition of issued and outstanding "control shares") have no voting rights except to the extent approved by stockholders by the affirmative vote of at least two-thirds of all of the votes entitled to be cast on the matter, excluding all interested shares.

                Pursuant to the Maryland Business Combination Act, the Colony NorthStar board has exempted any business combinations between Colony NorthStar and any person, provided that any such business combination is first approved by the Colony NorthStar board (including a majority of Colony NorthStar's directors who are not affiliates or associates of such person). Consequently, the five-year prohibition and the super-majority vote requirements do not apply to business combinations between Colony NorthStar and any of its interested stockholders (or their affiliates). As a result, such parties may be able to enter into business combinations with Colony NorthStar that may not be in the best interest of the Colony NorthStar stockholders, without compliance with the supermajority vote requirements and the other provisions in the statute. The Colony NorthStar bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of shares of Colony NorthStar stock. There can be no assurance that these resolutions or exemptions will not be amended or eliminated at any time in the future.

                Additionally Title 3, Subtitle 8 of the MGCL, which we refer to as Subtitle 8, permits the Colony NorthStar board, without stockholder approval, to implement certain takeover defenses. The Colony NorthStar charter contains a provision that prohibits the Colony NorthStar board from opting into any provision of Subtitle 8.

Risk Relating to Colony NorthStar Status under the Investment Company Act of 1940

Failure to maintain its exemption from registration under the Investment Company Act could require Colony NorthStar to register as an investment company or substantially change the way it conducts its business, either of which may have an adverse effect on Colony NorthStar and the market price for shares of Colony NorthStar class A common stock.

                As discussed in the section entitled "Colony NorthStar Status under the Investment Company Act of 1940" beginning on page 404 of this joint proxy statement/prospectus, none of Colony NorthStar, NSAM, Colony or NRF is currently registered as an investment company under the Investment Company Act and following the closing of the Mergers, Colony NorthStar intends to conduct its operations so that it is not required to register as an investment company under the Investment Company Act. Maintenance of the applicable exemptions requires that Colony NorthStar subject its business to certain limitations on investment and activities.

                If Colony NorthStar fails to maintain its exemption from registration as an investment company under the Investment Company Act, either because of changes in SEC guidance or otherwise, Colony NorthStar could be required to, among other things: (i) substantially change the manner in which it conducts its operations to avoid being required to register as an investment company under the Investment Company Act; or (ii) register as an investment company. Either of (i) or (ii) could have an adverse effect on Colony NorthStar and the market price for shares of Colony NorthStar class A common stock. If Colony NorthStar is required to register as an investment company under the Investment Company Act, Colony NorthStar would become subject to substantial regulation with respect to its capital structure (including its ability to use leverage), management, operations, transactions with affiliated persons (as defined in the Investment Company Act), portfolio composition, including restrictions with respect to diversification and industry concentration and other matters.

Rapid changes in the values of Colony NorthStar's real estate-related investments may make it more difficult for Colony NorthStar to maintain its qualification as a REIT for U.S. federal income tax purposes or its exemption from registration under the Investment Company Act.

                If the market value or income potential of Colony NorthStar's real estate-related investments declines as a result of increased interest rates, prepayment rates or other factors, Colony NorthStar may need to increase its real estate investments and income and/or liquidate its non-qualifying assets in order to maintain its qualification as a REIT for U.S. federal income tax purposes or its exemption from registration as an investment company under the Investment Company Act. Given the illiquid nature of certain real estate investments, Colony NorthStar can provide no assurances that it would be able to liquidate its non-qualifying assets at opportune times or prices, if at all, in order to maintain its qualification as a REIT or its exemption from registration under the Investment Company Act. Similarly, Colony NorthStar can provide no assurances that it would have sufficient capital or access to capital at favorable prices, if at all, if it were required to increase its qualifying real estate assets in order to maintain its qualification as a REIT or its exemption from registration under the Investment Company Act. If the value of Colony NorthStar's assets fluctuates significantly, Colony NorthStar's ability to maintain its qualification as a REIT or its exemption from registration under the Investment

Company Act may become particularly difficult, which may cause Colony NorthStar to make investment decisions that it otherwise would not make absent the REIT and Investment Company Act considerations.

Regulation of a subsidiary of Colony NorthStar under the Investment Advisers Act of 1940 subjects Colony NorthStar to the anti-fraud provisions of the Investment Advisers Act of 1940 and to fiduciary duties derived from these provisions.

                Following the closing of the Mergers, Colony NorthStar will have a subsidiary that is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended, which we refer to as the Investment Advisers Act. As a result, Colony NorthStar will be subject to the anti-fraud provisions of the Investment Advisers Act and to fiduciary duties derived from these provisions that apply to Colony NorthStar's relationships with the investment funds that it manages. These provisions and duties impose restrictions and obligations on Colony NorthStar with respect to its dealings with its fund investors and its investments, including, for example, restrictions on agency, cross and principal transactions. Colony NorthStar or its registered investment adviser subsidiaries will be subject to periodic SEC examinations and other requirements under the Investment Advisers Act and related regulations primarily intended to benefit advisory clients. These additional requirements relate to, among other things, maintaining an effective and comprehensive compliance program, recordkeeping and reporting requirements and disclosure requirements. The Investment Advisers Act generally grants the SEC broad administrative powers, including the power to limit or restrict an investment adviser from conducting advisory activities in the event it fails to comply with federal securities laws. Additional sanctions that may be imposed for failure to comply with applicable requirements under the Investment Advisers Act include the prohibition of individuals from associating with an investment adviser, the revocation of registrations and other censures and fines.

Tax Risks Relating to the Mergers

If any of the Redomestication merger, the New NRF Holdco merger together with the LLC conversion, the NRF merger or the Colony merger does not qualify as a "reorganization" within the meaning of Section 368(a) of the Code, stockholders participating in such merger may be required to pay substantial U.S. federal income taxes.

                Although the parties intend that each of the Redomestication merger, the New NRF Holdco merger together with the LLC conversion, the NRF merger and the Colony merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, it is possible that the Internal Revenue Service, which we refer to as the IRS, could assert that one or more of the Mergers fails to so qualify. If the IRS were to be successful in any such contention, or if for any other reason any such merger were to fail to qualify as a "reorganization," each U.S. holder participating in any such merger would recognize gain or loss with respect to all such U.S. holder's shares of stock based on the difference between: (i) that U.S. holder's tax basis in the relevant shares; and (ii) the aggregate cash and the fair market value of the shares of stock received in the applicable merger. For additional information, refer to the section entitled "U.S. Federal Income Tax Consequences" beginning on page 229 of this joint proxy statement/prospectus.

REITs are subject to a range of complex organizational and operational requirements.

                To qualify as a REIT, Colony NorthStar must distribute with respect to each taxable year at least 90% of its net income (excluding capital gains) to its stockholders. A REIT must also meet certain other requirements, including with respect to the nature of its income and assets and the ownership of its stock. For any taxable year that Colony NorthStar fails to qualify as a REIT, it will not be allowed a deduction for dividends paid to its stockholders in computing its net taxable income and thus would become subject to federal, state and local income tax as if it were a regular taxable corporation. In such an event, Colony NorthStar could be subject to potentially significant tax liabilities. Unless entitled to relief under certain statutory provisions, Colony NorthStar would also be disqualified from treatment as a REIT for the four taxable years following the year in which it lost its qualification. If Colony NorthStar were to fail to qualify as a REIT, the market price of its common stock could decline, and Colony NorthStar could need to reduce substantially the amount of distributions to its stockholders as a result of any increased tax liability.

Colony NorthStar may incur adverse tax consequences if Colony or NRF were to fail to qualify as a REIT for U.S. federal income tax purposes prior to the Mergers.

                It is a condition to the closing of the Mergers that each of Colony and NRF receives an opinion of counsel to the effect that it has qualified as a REIT for U.S. federal income tax purposes under the Code through the time of the Mergers. Neither Colony nor NRF, however, has requested or plans to request a ruling from the IRS that it qualifies as a REIT. Qualification as a REIT involves the application of highly technical and complex Code provisions for which there are only limited judicial and administrative interpretations. The complexity of these provisions and of the applicable Treasury Regulations that have been promulgated under the Code is greater in the case of a REIT that holds its assets through a partnership (such as Colony and NRF). The determination of various factual matters and circumstances not entirely within the control of Colony or NRF may have affected its ability to qualify as a REIT.

                If, notwithstanding the opinions described above, Colony's or NRF's REIT status prior to the Mergers were successfully challenged, Colony NorthStar would face serious tax consequences that would substantially reduce its core funds from operations, which we refer to as Core FFO, and cash available for distribution, which we refer to as CAD, including cash available to pay dividends to its stockholders, because:

  •
  Colony or NRF, as applicable, would be subject to U.S. federal, state and local income tax on its net income at regular corporate rates for the years it did not qualify as a REIT (and, for such years, would not be allowed a deduction for dividends paid to stockholders in computing its taxable income) and Colony NorthStar would succeed to the liability for such taxes;

  •
  if Colony NorthStar were considered to be a "successor" of such entity, it would not be eligible to elect REIT status until the fifth taxable year following the year during which such entity was disqualified, unless it is entitled to relief under applicable statutory provisions;

  •
  Colony NorthStar, even if eligible to elect REIT status, would be subject to tax (at the highest corporate rate in effect at the date of the sale) on the built-in gain on each asset of Colony or NRF, as applicable, existing at the time of the Mergers if Colony NorthStar were to dispose of such asset for up to 10 years following the Mergers; and

  •
  Colony NorthStar would succeed to any earnings and profits accumulated by Colony or NRF, as applicable, for tax periods that such entity did not qualify as a REIT and Colony NorthStar would have to pay a special dividend and/or employ applicable deficiency dividend procedures (including interest payments to the IRS) to eliminate such earnings and profits to maintain its REIT qualification.

                If there is an adjustment to Colony's or NRF's taxable income or dividends paid deductions, Colony NorthStar could elect to use the deficiency dividend procedure to maintain Colony's or NRF's, as applicable, REIT status. That deficiency dividend procedure could require Colony NorthStar to make significant distributions to its stockholders and to pay significant interest to the IRS.

                As a result of these factors, Colony's or NRF's failure to qualify as a REIT prior to the Mergers could impair Colony NorthStar's ability after the Mergers to expand its business and raise capital and could materially adversely affect the value of Colony NorthStar's stock.

Risks Related to Colony's Qualification as a REIT

                You should read and consider the risk factors specific to Colony's qualification as a REIT, which will also affect Colony NorthStar, as the combined company, after the Mergers. These risks are described in Part I, Item 1A of Colony's Annual Report on Form 10-K for the fiscal year ended December 31, 2015 under the heading "Risks Related to Our Taxation as a REIT" and in other documents that are incorporated by reference into this joint proxy statement/prospectus. Refer to the section entitled "Where You Can Find More Information; Incorporation by Reference" beginning on page 420 of this joint proxy statement/prospectus.

Risks Related to NRF's Qualification as a REIT

                You should read and consider the risk factors specific to NRF's qualification as a REIT, which will also affect Colony NorthStar, as the combined company, after the Mergers. These risks are described in Part I, Item 1A of NRF's Annual Report on Form 10-K for the fiscal year ended December 31, 2015 under the heading "Risks Related to Regulatory Matters and Our REIT Tax Status," and in other documents that are incorporated by reference into this joint proxy statement/prospectus. Refer to the section entitled "Where You Can Find More Information; Incorporation by Reference" beginning on page 420 of this joint proxy statement/prospectus.

Risks Related to Colony NorthStar's Qualification as a REIT

                You should read and consider the risks relating to Colony NorthStar's ability to qualify as a REIT, both as a condition to the closing of the Mergers and on an ongoing basis. Refer to the section entitled "Taxation of Colony NorthStar" beginning on page 235 of this joint proxy statement/prospectus. As noted in that section, the opinion of Hogan Lovells (or other counsel reasonably satisfactory to the Companies) regarding Colony NorthStar's ability to qualify as a REIT for the taxable year ending December 31, 2017 and subsequent taxable years will only be filed with this registration statement prior to the closing of the Mergers, by post-effective amendment. Refer also to the section entitled "Taxation of Colony NorthStar—Failure to Qualify" for a discussion of tax consequences were Colony NorthStar to fail to qualify as a REIT following the closing of the Mergers.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

                This joint proxy statement/prospectus, including information included or incorporated by reference in this joint proxy statement/prospectus, may contain certain forecasts and other forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts" or "potential" or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Companies' control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Any statements regarding the benefits of the Mergers or NSAM's, Colony's or NRF's future financial condition, results of operations and business are also forward-looking statements. Without limiting the generality of the preceding sentence, certain statements contained in the sections "The Mergers—Background of the Mergers," "The Mergers—Certain Unaudited Prospective Financial Information of NSAM," "The Mergers—Certain Unaudited Prospective Financial Information of Colony" and "The Mergers—Certain Unaudited Prospective Financial Information of NRF" constitute forward-looking statements.

                These forward-looking statements are subject to a number of risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond NSAM's, Colony's and NRF's control. These include the factors described above in "Risk Factors" and under the caption "Risk Factors" in NSAM's Annual Report on Form 10-K for the year ended December 31, 2015, as amended, Colony's Annual Report on Form 10-K for the year ended December 31, 2015, as amended, and NRF's Annual Report on Form 10-K for the year ended December 31, 2015, as amended, and subsequent Quarterly Reports on Form 10-Q, each of which is incorporated herein by reference, as well as:

  •
  the failure to receive, on a timely basis or otherwise, the required approvals by NSAM, Colony and NRF stockholders, governmental or regulatory agencies and third parties;

  •
  the risk that a condition to the closing of the Mergers may not be satisfied;

  •
  NSAM's, Colony's and NRF's ability to consummate the Mergers;

  •
  operating costs and business disruption may be greater than expected;

  •
  the ability of NSAM, Colony and NRF to retain their senior executives and maintain relationships with business partners pending consummation of the Mergers;

  •
  the ability to realize substantial efficiencies and synergies as well as anticipated strategic and financial benefits, and the impact of legislative, regulatory and competitive changes; and

  •
  the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement.

                Should one or more of the risks or uncertainties described above or elsewhere in reports incorporated by reference herein occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this joint proxy statement/prospectus or the date of any document incorporated by reference in this joint proxy statement/prospectus, as applicable.

                All forward-looking statements, expressed or implied, included in this joint proxy statement/prospectus are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that NSAM, Colony, NRF or persons acting on their behalf may issue.

                Except as otherwise required by applicable law, NSAM, Colony and NRF disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section. Also refer to the section entitled "Where You Can Find More Information; Incorporation by Reference" beginning on page 420 of this joint proxy statement/prospectus.

PARTIES TO THE MERGER AGREEMENT

NSAM Entities

NorthStar Asset Management Group Inc.

                NSAM, a Delaware corporation, is a publicly-traded global asset management firm focused on strategically managing real estate and other investment platforms in the United States and internationally. NSAM provides asset management and other services by managing NRE, NRF and NSAM's retail companies. NSAM earns asset management and other fees pursuant to management and other contracts and through its direct and indirect investments in strategic partnerships and joint ventures. In addition, NSAM owns NorthStar Securities, LLC, a captive broker-dealer platform that raises capital in the retail market. NSAM LP is the operating partnership of NSAM and holds substantially all of NSAM's assets and liabilities. NSAM conducts its operations, directly or indirectly, through NSAM LP.

                NSAM commenced operations on July 1, 2014 upon the spin-off by NRF of its asset management business into a separate publicly-traded company, which we refer to as the NSAM spin-off. The NSAM spin-off was in the form of a tax-free distribution to NRF common stockholders where each NRF common stockholder received NSAM common stock on a one-for-one basis. At the same time, NRF became externally managed by an affiliate of NSAM through a management contract with an initial term of 20 years. On October 31, 2015, NRF completed a spin-off of its European real estate business (excluding its European healthcare properties), which we refer to as the NRE spin-off, into a separate publicly traded REIT, NRE. NSAM manages NRE pursuant to a long-term management agreement, on substantially similar terms as NSAM's management agreement with NRF.

                NSAM has a substantial business raising and managing capital in the retail market, accessing a variety of pools of capital and through various vehicles that include REITs, closed-end funds and other vehicles that NSAM may form in the future. We refer to the foregoing platform as the retail business. NSAM is organized to provide asset management and other services to NSAM's managed companies, or any other companies it may sponsor in the future, both in the United States and internationally. NSAM's managed companies have historically invested in the commercial real estate industry.

                NSAM seeks to expand the scope of its asset management business beyond real estate into new asset classes and geographies by organically creating and managing additional investment vehicles or through acquisitions, strategic partnerships and joint ventures. To date, NSAM has acquired an approximate 84% interest in Townsend Holdings LLC for $383.0 million, net of post-closing adjustments, a 43% interest in American Healthcare Investors LLC and a 45% interest in Island Hospitality Management Inc. Founded in 1983, Townsend Holdings LLC is the manager or advisor to $175.3 billion of assets as of March 31, 2016. Townsend Holdings LLC's management team owns the remainder of the business and continues to direct the day-to-day operations, subject to the oversight and direction of its board of directors, which is controlled by NSAM.

                NSAM common stock is traded on the NYSE under the symbol "NSAM." NSAM's principal executive office is located at 399 Park Avenue, 18th Floor, New York, New York 10022 and its phone number is (212) 547-2600.

Colony NorthStar, Inc.

                Colony NorthStar, a Maryland corporation and a wholly owned subsidiary of NSAM, was formed solely for the purpose of facilitating the Mergers and related transactions contemplated by the merger agreement. Colony NorthStar has not carried on any activities or operations to date, except for those activities incidental to its formation and undertaken in connection with the transactions contemplated by the merger agreement. The merger agreement provides for the mergers of NSAM, New NRF Parent and Colony into Colony NorthStar, which will be the publicly traded entity for the combined company following the effective time of the Mergers.

                As a subsidiary of NSAM until the consummation of the Mergers, Colony NorthStar's principal executive office is located at 399 Park Avenue, 18th Floor, New York, New York 10022 and its phone number is (212) 547-2600.

Colony Entities

Colony Capital, Inc.

                Colony, a Maryland corporation, is a publicly-traded global real estate and investment management firm that has elected to be taxed as a REIT for U.S. federal income tax purposes. Through its global investment management business, which has operated under the Colony Capital brand for more than 25 years, Colony has $18.8 billion of assets under management and $9.3 billion of fee-earning equity under management. Colony manages capital on behalf of both its stockholders and limited partners in private investment funds under its management where Colony may earn management fees and carried interests. Colony's investment portfolio is primarily composed of: (i) real estate equity; (ii) real estate debt; and (iii) investment management of Colony-sponsored private equity funds and vehicles.

                Colony was organized on June 23, 2009 as a Maryland corporation and completed its initial public offering in September 2009. Colony elected to be taxed as a REIT for U.S. federal income tax purposes commencing with its taxable year ended December 31, 2009. Colony was organized and conduct its operations to qualify as a REIT, and generally is not subject to U.S. federal income taxes on its taxable income to the extent that it annually distributes all of its taxable income to stockholders and maintains qualification as a REIT, although it is subject to U.S. federal income tax on income earned through its taxable subsidiaries. It also operates its business in a manner that will permit it to maintain its exemption from registration as an investment company under the Investment Company Act.

                Until April 2, 2015, Colony was externally managed and advised by Colony Financial Manager, LLC, which we refer to as its CF Manager, a wholly owned subsidiary of Colony Capital, LLC, a privately held independent global real estate investment firm founded in 1991 by Thomas J. Barrack, Jr., its Executive Chairman. On April 2, 2015, Colony became an internally managed company by acquiring its CF Manager as part of a combination transaction.

                Colony class A common stock is traded on the NYSE under the symbol "CLNY." Colony's principal executive office is located at 515 South Flower Street, 44th Floor, Los Angeles, California 90071 and its phone number is (310) 282-8820.

NRF Entities

NorthStar Realty Finance Corp.

                NRF, a Maryland corporation, is a publicly-traded, diversified commercial real estate company that has elected to be taxed as a REIT for U.S. federal income tax purposes. It is managed by an affiliate of NSAM. NRF's primary business objectives are to make diversified real estate-related investments that produce attractive risk-adjusted returns, generate stable cash flow for distribution to its stockholders and build long-term franchise value. NRF's core business activities include acquiring commercial real estate properties, such as healthcare, hotels, manufactured housing communities, office and retail net lease and multifamily; making opportunistic investments such as indirect interests in real estate through private equity real estate funds; and originating, structuring and acquiring commercial real estate debt.

                As of May 5, 2016, adjusted for sales and commitments to sell investments, NRF had $13 billion of balance sheet investments, comprised of 85% real estate equity assets and 15% commercial real estate debt and securities assets.

                Substantially all of NRF's assets, directly or indirectly, are held by NRF LP, a Delaware limited partnership and the operating partnership of NRF. NRF conducts its operations, directly or indirectly, through NRF LP.

                NRF common stock is traded on the NYSE under the symbol "NRF." NRF's principal executive office is located at 399 Park Avenue, 18th Floor, New York, New York 10022 and its phone number is (212) 547-2600.

New Sirius Inc.

                New NRF Parent, a Maryland corporation and a wholly owned subsidiary of NRF, was formed solely for the purpose of facilitating the Mergers and related transactions contemplated by the merger agreement. New NRF Parent has not carried on any activities or operations to date, except for those activities incidental to its formation and undertaken in connection with the transactions contemplated by the merger agreement. Pursuant to the merger agreement, upon the completion of the NRF reorganization transactions, as described in "The Merger Agreement—The Mergers and Related Transactions—The Reorganization Transactions—The NRF Reorganization Transactions" beginning on page 277 of this joint proxy statement/prospectus, New NRF Parent will become the holding company of NRF and its subsidiaries.

                As a subsidiary of NRF, New NRF Parent's principal executive office is located at 399 Park Avenue, 18th Floor, New York, New York 10022 and its phone number is (212) 547-2600.

NorthStar Realty Finance Limited Partnership

                NRF LP, a Delaware limited partnership and a subsidiary of NRF, is the operating partnership of NRF. NRF LP holds, directly or indirectly, substantially all of NRF's assets and NRF conducts its operations, directly or indirectly, through NRF LP. Pursuant to the merger agreement, upon the completion of the NRF reorganization transactions, NRF LP will be merged with and into NRF.

                As a subsidiary of NRF, NRF LP's principal executive office is located at 399 Park Avenue, 18th Floor, New York, New York 10022 and its phone number is (212) 547-2600.

Sirius Merger Sub-T, LLC

                NRF OP Merger Sub, a Delaware limited liability company and a wholly owned subsidiary of NRF, was formed solely for the purpose of facilitating the Mergers and related transactions contemplated by the merger agreement. NRF OP Merger Sub has not carried on any activities or operations to date, except for those activities incidental to its formation and undertaken in connection with the transactions contemplated by the merger agreement. Pursuant to the merger agreement, upon the completion of the NRF reorganization transactions, NRF OP Merger Sub will be merged with and into NRF LP, which will then be merged with and into NRF.

                As a subsidiary of NRF, NRF OP Merger Sub's principal executive office is located at 399 Park Avenue, 18th Floor, New York, New York 10022 and its phone number is (212) 547-2600.

New Sirius Merger Sub, LLC

                New Parent Merger Sub, a Delaware limited liability company and a wholly owned subsidiary of New NRF Parent, was formed solely for the purpose of facilitating the Mergers and related transactions contemplated by the merger agreement. New Parent Merger Sub has not carried on any activities or operations to date, except for those activities incidental to its formation and undertaken in connection with the transactions contemplated by the merger agreement. Pursuant to the merger agreement, upon the completion of the NRF reorganization transactions, New Parent Merger Sub will be merged with and into NRF, with NRF surviving the merger.

                As a subsidiary of NRF, New Parent Merger Sub's principal executive office is located at 399 Park Avenue, 18th Floor, New York, New York 10022 and its phone number is (212) 547-2600.

 THE NSAM SPECIAL MEETING

Date, Time, Place and Purpose of the NSAM Special Meeting

                The NSAM special meeting will be held at Morgan Stanley, located at 522 5th Avenue, Conference Room 3A, New York, New York 10036, on December 20, 2016, commencing at 10:00 a.m. (Eastern Time). The NSAM special meeting is being held in order for NSAM common stockholders to consider and vote on:

  •
  the NSAM merger proposal;

  •
  the NSAM charter proposal;

  •
  the NSAM compensation proposal; and

  •
  the NSAM adjournment proposal.

Recommendation of the NSAM Board

                The NSAM special committee has unanimously: (i) determined that each of the merger agreement, the transactions contemplated by the merger agreement, including the Mergers, the Colony NorthStar charter and the other related matters and agreements described in this joint proxy statement/prospectus are advisable, fair to and in the best interests of NSAM and its stockholders; (ii) recommended that the NSAM board submit for consideration and adoption or approval by NSAM stockholders at the NSAM special meeting the Redomestication merger, the merger agreement, the Colony NorthStar charter and other related matters as described in this joint proxy statement/prospectus; and (iii) recommended that the NSAM board recommend to NSAM stockholders that they vote in favor of the adoption or approval of such matters.

                The NSAM board, following the unanimous recommendation of the NSAM special committee, has: (i) determined that each of the merger agreement, the transactions contemplated by the merger agreement, including the Mergers, the Colony NorthStar charter and the other related matters and agreements described in this joint proxy statement/prospectus are advisable, fair to and in the best interests of NSAM and its stockholders; and (ii) approved, adopted and declared advisable the Redomestication merger, the merger agreement, the Colony NorthStar charter and other related matters as described in this joint proxy statement/prospectus, as well as the other agreements related to the foregoing.

                Accordingly, the NSAM board, following the unanimous recommendation of the NSAM special committee, recommends that you vote "FOR" the NSAM merger proposal, "FOR" the NSAM charter proposal, "FOR" the NSAM compensation proposal and "FOR" the NSAM adjournment proposal. For a more complete description of the recommendation of the NSAM board, refer to the section entitled "The Mergers—Reasons for the Mergers and Recommendation of the NSAM Board" beginning on page 136 of this joint proxy statement/prospectus.

Record Date; Who Can Vote at the NSAM Special Meeting

                The NSAM board has fixed the close of business on November 2, 2016 as the record date for determination of NSAM common stockholders entitled to receive notice of, and to vote at, the NSAM special meeting and any postponements or adjournments of the NSAM special meeting. Only holders of record of NSAM common stock at the close of business on the record date are entitled to receive notice of, and to vote at, the NSAM special meeting. As of the NSAM special meeting record date, there were 188,944,901 shares of NSAM common stock outstanding and entitled to be voted at the NSAM special meeting, held by approximately 247 holders of record.

                Each share of NSAM common stock is entitled to one vote on each of the NSAM merger proposal, the NSAM charter proposal, the NSAM compensation proposal and the NSAM adjournment proposal.

Stockholders of Record and Beneficial Owners

                If your shares of NSAM common stock are registered directly in your name with NSAM's transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares of NSAM common stock, the "stockholder of record." This joint proxy statement/prospectus and proxy card have been sent to you directly by NSAM.

                If your shares of NSAM common stock are held through a broker or other nominee, you are considered the "beneficial owner" of shares of NSAM common stock held in "street name." In that case, this joint proxy statement/prospectus has been forwarded to you by your broker or other nominee who is considered, with respect to those shares of NSAM common stock, the stockholder of record. As the beneficial owner, you have the right to direct your broker or other nominee how to vote your shares by following their instructions for voting. Brokers or other nominees who hold shares in "street name" for customers generally have the authority to vote on "routine" proposals when they have not received instructions from beneficial owners. However, brokers and other nominees are precluded from exercising their voting discretion with respect to approving non-routine matters such as the NSAM merger proposal, the NSAM charter proposal, the NSAM compensation proposal and the NSAM adjournment proposal and, as a result, absent specific instructions from the beneficial owner of such shares of NSAM common stock, brokers or other nominees are not empowered to vote those shares of NSAM common stock on non-routine matters. A broker non-vote occurs when a nominee holds shares for a beneficial owner but cannot vote on a proposal because the nominee does not have the discretionary power to do so and has not received instructions from the beneficial owner.

Quorum

                The holders of a majority of the outstanding shares of NSAM common stock entitled to vote on a matter at the NSAM special meeting, present in person or represented by proxy, will constitute a quorum at the NSAM special meeting. All shares of NSAM common stock, represented in person or by proxy, including abstentions and broker non-votes, will be treated as present for purposes of determining the presence or absence of a quorum for all matters voted on at the NSAM special meeting. The NSAM adjournment proposal may be approved without a quorum being present.

                Under NSAM's bylaws, in the event that a quorum is not present or represented at the NSAM special meeting, in addition to an adjournment pursuant to the NSAM adjournment proposal, the chairperson of the NSAM special meeting has the power to adjourn the meeting from time to time until a quorum is present or represented.

Attendance

                Only NSAM common stockholders of record, their duly authorized proxy holders, beneficial stockholders with proof of ownership and NSAM's guests may attend the NSAM special meeting. An admission ticket and government-issued picture identification will be required to enter the NSAM special meeting. NSAM common stockholders may obtain a ticket and directions to the NSAM special meeting by writing to NorthStar Asset Management Group Inc., Attention: Corporate Secretary, at 399 Park Avenue, 18th Floor, New York, New York 10022. If you are a registered stockholder, please indicate that in your request. If you are the representative of a corporate or institutional stockholder, you must present valid photo identification along with proof that you are the representative of such stockholder. If your shares of NSAM common stock are held through a broker or other nominee, you must enclose with your request evidence of your ownership of shares, which you can obtain from your broker or other nominee. Please submit your ticket request and proof of ownership as promptly as possible in order to ensure you receive your ticket in time for the NSAM special meeting. Please note that cameras, recording devices and other electronic devices will not be permitted at the NSAM special meeting.

Vote Required for Approval; Effect of Failure to Vote, Broker Non-Votes and Abstention

                For the NSAM merger proposal and the NSAM charter proposal, you may vote "FOR," "AGAINST" or "ABSTAIN." Approval of the NSAM merger proposal and approval of the NSAM charter proposal requires the affirmative vote of the holders of a majority of the outstanding shares of NSAM common stock entitled to vote on such proposals. Consequently, abstentions, failures to submit a proxy or to vote in person at the NSAM special meeting and broker non-votes will have the same effect as votes "AGAINST" the NSAM merger proposal and the NSAM charter proposal.

                For the NSAM compensation proposal and the NSAM adjournment proposal, you may vote "FOR," "AGAINST" or "ABSTAIN." Approval of each of the NSAM compensation proposal and the NSAM adjournment proposal requires the affirmative vote of the holders of a majority of the shares of NSAM common stock present in person or represented by proxy at the NSAM special meeting and entitled to vote on such proposals. Abstentions will be counted as shares present in person or represented by proxy and entitled to vote, but broker non-votes will not be counted as shares present in person or represented by proxy and entitled to vote. Consequently, abstentions will have the same effect as votes "AGAINST" these proposals but failures to submit a proxy or attend in person the NSAM special meeting and broker non-votes will have no effect on the approval of the NSAM compensation proposal or the NSAM adjournment proposal. The NSAM adjournment proposal also may be approved without a quorum being present by the holders of NSAM common stock present or represented by proxy by majority vote.

How to Vote Your Shares

                If you are a NSAM common stockholder of record, you may have your shares of NSAM common stock voted on matters presented at the NSAM special meeting in any of the following ways:

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  by proxy – NSAM common stockholders of record have a choice of submitting a proxy to vote their shares:

  o
  through the Internet by visiting the website indicated on the enclosed proxy card and following the prompts using the control number located on the proxy card;

  o
  by telephone using the toll-free telephone numbers listed on the enclosed proxy card; or

  o
  by signing, dating and returning the enclosed proxy card in the enclosed postage-paid return envelope; or

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  in person – you may attend the NSAM special meeting and cast your vote there provided that you bring an admission ticket and government-issued picture identification. For instructions on obtaining an admission ticket, refer above to the section entitled "—Attendance" beginning on page 86 of this joint proxy statement/prospectus.

                If you are a beneficial owner of NSAM common stock, you should receive instructions from your broker or other nominee that you must follow in order to have your shares of NSAM common stock voted. Those instructions will identify which of the above choices are available to you in order to have your shares voted. Please note that if you are a beneficial owner and wish to vote in person at the special meeting, you must provide a legal proxy from your broker or other nominee at the special meeting. Obtaining a legal proxy may take several days and must be obtained prior to your attending the NSAM special meeting in order to vote your shares at that meeting.

                Proxies submitted by the Internet or telephone must be received by 11:59 p.m. (Eastern Time) on the business day prior to the date of the NSAM special meeting. If you choose to submit a proxy by mailing a proxy card, your proxy card should be mailed in the enclosed postage-paid return envelope, and your proxy card must be received by NSAM's Corporate Secretary by the time the NSAM special meeting begins.

                If you authorize a proxy to vote your shares, regardless of the method you choose to authorize such proxy, the individuals named on the enclosed proxy card, and each of them, with full power of substitution, will vote your shares of NSAM common stock in the way that you indicate. When completing the Internet or telephone processes or the proxy card, you may specify whether your shares of NSAM common stock should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the NSAM special meeting.

                If you properly sign your proxy card but do not mark the boxes showing how your shares of NSAM common stock should be voted on a matter, the shares of NSAM common stock represented by your properly signed proxy will be voted "FOR" the NSAM merger proposal, "FOR" the NSAM charter proposal, "FOR" the NSAM compensation proposal and "FOR" the NSAM adjournment proposal.

                If you have any questions or need assistance voting your shares, please contact MacKenzie Partners, Inc., NSAM's proxy solicitor, by calling toll-free (800) 322-2885.

                IT IS IMPORTANT THAT YOU VOTE YOUR SHARES OF NSAM COMMON STOCK PROMPTLY. WHETHER OR NOT YOU PLAN TO ATTEND THE NSAM SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE, OR SUBMIT YOUR PROXY BY THE INTERNET OR TELEPHONE. STOCKHOLDERS WHO ATTEND THE NSAM SPECIAL MEETING MAY REVOKE THEIR PROXIES BY VOTING IN PERSON.

Revocation of Proxies or Voting Instructions

                Any NSAM common stockholder has the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by voting by proxy again at a later date through any of the methods available to you, by giving written notice of revocation to NSAM's Corporate Secretary, which notice, to ensure effective revocation, must be received by 11:59 p.m. (Eastern Time) on the business day prior to the date of the NSAM special meeting, or by attending the NSAM special meeting and voting in person. Your attendance at the NSAM special meeting will not by itself revoke your proxy. Written notice of revocation should be mailed to: NorthStar Asset Management Group Inc., Attention: Corporate Secretary, at 399 Park Avenue, 18th Floor, New York, New York 10022.

                If you hold shares of NSAM common stock in "street name," you should contact your broker or other nominee for instructions on how to change your vote.

Adjournment

                The NSAM special meeting may adjourn to reconvene at the same or some other place and notice need not be given of any such adjourned meeting if the time, place, if any, of the adjourned meeting and the means of remote communications, if any, of the adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, NSAM may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each NSAM common stockholder of record entitled to vote at the meeting.

Tabulation of the Votes

                NSAM will appoint an Inspector of Election for the NSAM special meeting to tabulate affirmative and negative votes and abstentions.

Solicitation of Proxies

                Directors, officers and employees of NSAM may solicit proxies on behalf of NSAM in person or by telephone, facsimile or other means, for which they will not receive any additional compensation. NSAM has engaged MacKenzie Partners, Inc. to assist it in the solicitation of proxies. NSAM has agreed to pay MacKenzie Partners, Inc. an amount initially not expected to exceed $25,000, which includes the payment of certain fees and expenses for its services to solicit proxies. In accordance with the regulations of the SEC and the NYSE, NSAM also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of shares of NSAM common stock.

PROPOSALS SUBMITTED TO NSAM COMMON STOCKHOLDERS

Proposal 1 — The NSAM Merger Proposal

(Item 1 on the NSAM Proxy Card)

                In proposal 1, NSAM common stockholders are being asked to consider and vote on the approval of the merger of NSAM with and into Colony NorthStar with Colony NorthStar surviving the merger and the adoption of the merger agreement, pursuant to which NSAM, Colony and NRF through a series of transactions will merge with and into Colony NorthStar. The Mergers cannot be completed without the approval of the NSAM merger proposal by the affirmative vote of the holders of a majority of the outstanding shares of NSAM common stock entitled to vote on such proposal. If you abstain or fail to vote your shares, including shares held by a broker or other nominee, in favor of the NSAM merger proposal, this will have the same effect as a vote "AGAINST" the NSAM merger proposal. The merger agreement is attached as Annex A to this joint proxy statement/prospectus.

                The NSAM board, following the unanimous recommendation of the NSAM special committee, recommends that NSAM common stockholders vote "FOR" the NSAM merger proposal.

Proposal 2 — The NSAM Charter Proposal

(Item 2 on the NSAM Proxy Card)

                In proposal 2, NSAM common stockholders are being asked to consider and vote on the approval of a provision in the Colony NorthStar charter containing certain Colony NorthStar stock ownership and transfer restrictions, including a prohibition on any person actually or constructively owning more than 9.8% in value of the aggregate of the outstanding shares of Colony NorthStar's capital stock, or 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Colony NorthStar class A common stock, class B common stock and performance common stock, unless the Colony NorthStar board exempts the person from such ownership limitations.

                The Colony NorthStar charter, a form of which is attached as Annex B to this joint proxy statement/prospectus, will govern Colony NorthStar following completion of the Mergers.

                Approval of the NSAM charter proposal requires the affirmative vote of the holders of a majority of the outstanding shares of NSAM common stock entitled to vote on such proposal. If you abstain or fail to vote your shares, including shares held by a broker or other nominee, in favor of the NSAM charter proposal, this will have the same effect as a vote "AGAINST" the NSAM charter proposal.

                The NSAM board, following the unanimous recommendation of the NSAM special committee, recommends that NSAM common stockholders vote "FOR" the NSAM charter proposal.

Proposal 3 — The NSAM Compensation Proposal

(Item 3 on the NSAM Proxy Card)

                Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, NSAM is providing its stockholders with the opportunity to cast an advisory (non-binding) vote on the compensation that may be paid or become payable to the NSAM named executive officers, as determined in accordance with Item 402(t) of Regulation S-K, that is based upon or otherwise relates to the Mergers and arises from any form of arrangement or understanding, whether written or unwritten, between NSAM and the NSAM named executive officers. The NSAM named executive officers are: David T. Hamamoto, Executive Chairman; Albert Tylis, Chief Executive Officer and President; Daniel R. Gilbert, Chief Investment and Operating Officer of NorthStar Asset Management Group, Ltd; Debra A. Hess, Chief Financial Officer; and Ronald J. Lieberman, Executive Vice President, General Counsel and Secretary.

                NSAM therefore is asking its stockholders to vote on the adoption of the following resolution:

                "RESOLVED, that the compensation that may be paid or become payable to NorthStar Asset Management Group Inc.'s named executive officers in connection with the Mergers, as disclosed in the table entitled "Golden Parachute Compensation" pursuant to Item 402(t) of Regulation S-K, including the associated narrative discussion and the agreements or understandings pursuant to which such compensation may be paid or become payable, as set forth in the section entitled "The Mergers—Interests of NRF's Directors and Executive Officers in the Mergers—Information for Advisory Vote on Merger-Related Compensation for the NSAM and NRF Named Executive Officers" is hereby APPROVED."

                Approval of the NSAM compensation proposal requires the affirmative vote of the holders of a majority of the shares of NSAM common stock present in person or represented by proxy at the NSAM special meeting and entitled to vote on such proposal. Abstentions will have the same effect as votes "AGAINST" the NSAM compensation proposal. Failures to vote and broker non-votes will have no effect on the approval of the NSAM compensation proposal.

                The NSAM board, following the unanimous recommendation of the NSAM special committee, recommends that NSAM common stockholders vote "FOR" the NSAM compensation proposal.

Proposal 4 — The NSAM Adjournment Proposal

(Item 4 on the NSAM Proxy Card)

                The NSAM special meeting may be adjourned to another time or place, if necessary or appropriate, as determined by NSAM, to permit further solicitation of proxies, if necessary or appropriate, to obtain additional votes in favor of the NSAM merger proposal, the NSAM charter proposal and the NSAM compensation proposal.

                If, at the NSAM special meeting, the number of shares of NSAM common stock present in person or represented by proxy and voting in favor of the NSAM merger proposal, the NSAM charter proposal and/or the NSAM compensation proposal is insufficient to approve such proposals, NSAM intends to move to adjourn the NSAM special meeting in order to enable the NSAM board to solicit additional proxies for approval of such proposals.

                NSAM is asking NSAM common stockholders to approve the adjournment of the NSAM special meeting, if necessary or appropriate, as determined by NSAM, to solicit additional proxies in favor of the NSAM merger proposal, the NSAM charter proposal and the NSAM compensation proposal.

                Approval of the proposal to adjourn the special meeting, if necessary or appropriate as determined by NSAM, to solicit additional proxies requires the affirmative vote of the holders of a majority of the shares of NSAM common stock present in person or represented by proxy at the NSAM special meeting and entitled to vote on such proposal.

                The NSAM board, following the unanimous recommendation of the NSAM special committee, recommends that NSAM common stockholders vote "FOR" the NSAM adjournment proposal.

THE COLONY SPECIAL MEETING

Date, Time, Place and Purpose of Colony's Special Meeting

                The Colony special meeting will be held at Morgan Stanley, located at 522 5th Avenue, Conference Room 3A, New York, New York 10036, on December 20, 2016, commencing at 11:00 a.m. (Eastern Time). The Colony special meeting is being held in order for Colony common stockholders to consider and vote on:

  •
  the Colony merger proposal;

  •
  the Colony charter proposal;

  •
  the Colony compensation proposal; and

  •
  the Colony adjournment proposal.

Recommendation of the Colony Board

                The Colony board, has unanimously (i) determined that the Colony merger is advisable and in the best interests of Colony and recommended that its stockholders approve the Colony merger and related transactions contemplated by the merger agreement to the extent applicable to Colony; and (ii) approved Colony's entry into the merger agreement, the transactions contemplated by the merger agreement and other related agreements as described in this joint proxy statement/prospectus. Accordingly, the Colony board recommends that you vote "FOR" the Colony merger proposal, "FOR" the Colony charter proposal, "FOR" the Colony compensation proposal and "FOR" the Colony adjournment proposal. For a more complete description of the recommendation of the Colony board, refer to the section entitled "The Mergers—Reasons for the Mergers and Recommendation of the Colony Board" beginning on page 142 of this joint proxy statement/prospectus.

Record Date; Who Can Vote at Colony's Special Meeting

                The Colony board has fixed the close of business on November 2, 2016 as the record date for determination of Colony common stockholders entitled to receive notice of, and to vote at, the Colony special meeting and any postponements or adjournments of the Colony special meeting. Only holders of record of Colony common stock at the close of business on the record date are entitled to receive notice of, and to vote at, the Colony special meeting. Holders of Colony class A common stock and Colony class B common stock vote together on all proposals for consideration at the Colony special meeting. As of the Colony special meeting record date, there were 113,384,407 shares of Colony class A common stock outstanding and entitled to vote at the Colony special meeting, held by approximately 89 holders of record and 527,131 shares of Colony class B common stock outstanding and entitled to vote at the Colony special meeting, held by one holder of record.

                Each holder of Colony class A common stock is entitled to one vote per share on each of the Colony merger proposal, the Colony charter proposal, the Colony compensation proposal and the Colony adjournment proposal. Thomas J. Barrack, Jr. and/or his affiliates, as the sole holders of Colony class B common stock, are entitled to 36.5 votes per share of Colony class B common stock on each of the Colony merger proposal, the Colony charter proposal, the Colony compensation proposal and the Colony adjournment proposal.

Stockholders of Record and Beneficial Owners

                If your shares of Colony common stock are registered directly in your name with Colony's transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares of Colony common stock, the "stockholder of record." This joint proxy statement/prospectus and proxy card have been sent to you directly by Colony.

                If your shares of Colony common stock are held through a broker or other nominee, you are considered the "beneficial owner" of shares of Colony common stock held in "street name." In that case, this joint proxy statement/prospectus has been forwarded to you by your broker or other nominee who is considered, with respect to those shares of Colony common stock, the stockholder of record. As the beneficial owner, you have the right to direct your broker or other nominee how to vote your shares by following their instructions for voting. Brokers or other nominees who hold shares in "street name" for customers generally have the authority to vote on "routine" proposals when they have not received instructions from beneficial owners. However, brokers and other nominees are precluded from exercising their voting discretion with respect to approving non-routine matters such as the Colony merger proposal, the Colony charter proposal, the Colony compensation proposal and the Colony adjournment proposal and, as a result, absent specific instructions from the beneficial owner of such shares of Colony common stock, brokers or other nominees are not empowered to vote those shares of Colony common stock on non-routine matters. A broker non-vote occurs when a nominee holds shares for a beneficial owner but cannot vote on a proposal because the nominee does not have the discretionary power to do so and has not received instructions from the beneficial owner.

Quorum

                The presence in person or by proxy of stockholders entitled to cast a majority of all votes entitled to be cast at the Colony special meeting will constitute a quorum at the Colony special meeting. All shares of Colony common stock, represented in person or by proxy, including abstentions and broker non-votes, will be treated as present for purposes of determining the presence or absence of a quorum for all matters voted on at the Colony special meeting. The Colony adjournment proposal may be approved without a quorum being present.

                If a quorum is not present, the Colony special meeting may be adjourned by the stockholders entitled to vote at such meeting, present in person or by proxy, from time to time to a date not more than 120 days after the original record date without a new record date and without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

Attendance

                Only Colony common stockholders of record, their duly authorized proxy holders, beneficial stockholders with proof of ownership and Colony's guests may attend the Colony special meeting. An admission ticket and government-issued picture identification will be required to enter the Colony special meeting. Colony common stockholders may obtain a ticket and directions to the Colony special meeting by writing to Ronald M. Sanders, Chief Legal Officer and Secretary, Colony Capital, Inc., 515 S. Flower Street, 44th Floor, Los Angeles, California 90071. If you are a registered stockholder, please indicate that in your request. If you are the representative of a corporate or institutional stockholder, you must present valid photo identification along with proof that you are the representative of such stockholder. If your shares of Colony common stock are held through a broker or other nominee, you must enclose with your request evidence of your ownership of shares, which you can obtain from your broker or other nominee. Please submit your ticket request and proof of ownership as promptly as possible in order to ensure you receive your ticket in time for the Colony special meeting. Please note that cameras, recording devices and other electronic devices will not be permitted at the Colony special meeting.

Vote Required for Approval; Effect of Failure to Vote, Broker Non-Votes and Abstention

                For the Colony merger proposal and Colony charter proposal, you may vote "FOR," "AGAINST" or "ABSTAIN." Approval of the Colony merger proposal and the Colony charter proposal requires the affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of the outstanding shares of Colony common stock, voting together as a single class. Consequently, abstentions, failures to submit a proxy or to vote in person at the Colony special meeting and broker non-votes will have the same effect as votes "AGAINST" the Colony merger proposal and the Colony charter proposal.

                For the Colony compensation proposal and the Colony adjournment proposal, you may vote "FOR," "AGAINST" or "ABSTAIN." Approval of each of the Colony compensation proposal and the Colony adjournment proposal requires the affirmative vote of the holders of a majority of the votes cast at the Colony special meeting on such proposals. If you attend the Colony special meeting and abstain from voting on those proposals, or if you have given a proxy and abstained on those proposals, the shares of Colony common stock held by you or your broker or other nominee will not be counted in respect of, and will not have an effect on, the Colony compensation proposal or the Colony adjournment proposal. If you fail to submit a proxy or attend in person the Colony special meeting, or if you are a beneficial owner and fail to instruct your broker or other nominee how to vote on those proposals, the shares of Colony common stock held by you or your broker or other nominee will not be counted in respect of, and will not have an effect on, the Colony compensation proposal or the Colony adjournment proposal.

How to Vote Your Shares

                If you are a Colony common stockholder of record, you may have your shares of Colony common stock voted on matters presented at the Colony special meeting in any of the following ways:

  •
  in person – you may attend the Colony special meeting and cast your vote there, provided that you bring an admission ticket and government-issued picture identification. For instructions on obtaining an admission ticket, refer above to the section entitled "—Attendance" beginning on page 93 of this joint proxy statement/prospectus; or

  •
  by mail – you may submit a proxy to vote your shares by completing and signing your proxy card and returning it in the enclosed postage-paid return envelope.

                If you are a beneficial owner of Colony common stock, you should receive instructions from your broker or other nominee that you must follow in order to have your shares of Colony common stock voted. Those instructions will identify which procedures must be followed in order to have your shares voted. Please note that if you are a beneficial owner and wish to vote in person at the special meeting, you will need to bring a copy of a recent bank or brokerage statement evidencing your ownership of Colony common stock.

                If you choose to submit a proxy by mailing a proxy card, your proxy card should be mailed in the enclosed postage-paid return envelope, and your proxy card must be received by Ronald M. Sanders, Colony's Chief Legal Officer and Secretary, by the time the Colony special meeting begins.

                If you authorize a proxy to vote your shares, the individuals named on the enclosed proxy card, and each of them, with full power of substitution, will vote your shares of Colony common stock in the way that you indicate. When completing the proxy card, you may specify whether your shares of Colony common stock should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the Colony special meeting.

                If you properly sign your proxy card but do not mark the boxes showing how your shares of Colony common stock should be voted on a matter, the shares of Colony common stock represented by your properly signed proxy will be voted "FOR" the Colony merger proposal, "FOR" the Colony charter proposal, "FOR" the Colony compensation proposal and "FOR" the Colony adjournment proposal.

                If you have any questions or need assistance voting your shares, please contact D.F. King & Co., Inc., our proxy solicitor, by calling toll-free at (866) 751-6311.

                IT IS IMPORTANT THAT YOU VOTE YOUR SHARES OF COLONY COMMON STOCK PROMPTLY. WHETHER OR NOT YOU PLAN TO ATTEND THE COLONY SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE, OR SUBMIT YOUR PROXY BY THE INTERNET OR TELEPHONE. STOCKHOLDERS WHO ATTEND THE COLONY SPECIAL MEETING MAY REVOKE THEIR PROXIES BY VOTING IN PERSON.

Revocation of Proxies or Voting Instructions

                Any Colony common stockholder has the right to revoke a proxy at any time before it is exercised, by voting by proxy again at a later date, by giving written notice of revocation to Ronald M. Sanders, Colony's Chief Legal Officer and Secretary, which notice must be received by 11:59 p.m. (Eastern Time) on the business day prior to the date of the Colony special meeting, or by attending the Colony special meeting and voting in person. Your attendance at the Colony special meeting will not by itself revoke your proxy. Written notice of revocation or later dated proxies should be mailed to: Ronald M. Sanders, Chief Legal Officer and Secretary, Colony Capital, Inc., 515 S. Flower Street, 44th Floor, Los Angeles, California 90071.

                If you hold shares of Colony common stock in "street name," you should contact your broker or other nominee for instructions on how to change your vote.

Adjournment

                If a quorum is not present, the Colony special meeting may be adjourned by the stockholders entitled to vote at such meeting, present in person or by proxy, from time to time to a date not more than 120 days after the original record date without a new record date and without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

Tabulation of the Votes

                Colony will appoint an Inspector of Election for the Colony special meeting to tabulate affirmative and negative votes and abstentions.

Solicitation of Proxies

                Directors, officers and employees of Colony may solicit proxies on behalf of Colony in person or by telephone, facsimile or other means, for which they will not receive any additional compensation. Colony has engaged D.F. King & Co., Inc. to assist it in the solicitation of proxies. Colony has agreed to pay D.F. King & Co., Inc. an amount initially not expected to exceed $20,000, which includes the payment of certain fees and expenses for its services to solicit proxies. In accordance with the regulations of the SEC and the NYSE, Colony also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of shares of Colony common stock.

PROPOSALS SUBMITTED TO COLONY COMMON STOCKHOLDERS

Proposal 1 — The Colony Merger Proposal

(Item 1 on the Colony Proxy Card)

                In proposal 1, Colony common stockholders are being asked to consider and vote on the approval of the merger of Colony with and into Colony NorthStar with Colony NorthStar surviving the merger and the adoption of the merger agreement, pursuant to which NSAM, Colony and NRF through a series of transactions will merge with and into Colony NorthStar. The Mergers cannot be completed without the approval of the Colony merger proposal by the affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of the outstanding shares of Colony class A and class B common stock, voting together as a single class. If you abstain or fail to vote your shares, including shares held by a broker or other nominee, in favor of the Colony merger proposal, this will have the same effect as a vote "AGAINST" the Colony merger proposal. The merger agreement is attached as Annex A to this joint proxy statement/prospectus.

                The Colony board unanimously recommends that Colony common stockholders vote "FOR" the Colony merger proposal.

Proposal 2 — The Colony Charter Proposal

(Item 2 on the Colony Proxy Card)

                In proposal 2, Colony common stockholders are being asked to consider and vote on the approval of a provision in the Colony NorthStar charter containing certain Colony NorthStar stock ownership and transfer restrictions, including a prohibition on any person actually or constructively owning more than 9.8% in value of the aggregate of the outstanding shares of Colony NorthStar's capital stock, or 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Colony NorthStar class A common stock, class B common stock and performance common stock, unless the Colony NorthStar board exempts the person from such ownership limitations.

                The Colony NorthStar charter, a form of which is attached as Annex B to this joint proxy statement/prospectus, will govern Colony NorthStar following completion of the Mergers.

                Approval of the Colony charter proposal requires the affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of the outstanding shares of Colony class A and class B common stock, voting together as a single class. If you abstain or fail to vote your shares, including shares held by a broker or other nominee, in favor of the Colony charter proposal, this will have the same effect as a vote "AGAINST" the Colony charter proposal.

                The Colony board unanimously recommends that Colony common stockholders vote "FOR" the Colony charter proposal.

Proposal 3 — The Colony Compensation Proposal

(Item 3 on the Colony Proxy Card)

                Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, Colony is providing its stockholders with the opportunity to cast an advisory (non-binding) vote on the compensation that may be paid or become payable to the Colony named executive officers as determined in accordance with Item 402(t) of Regulation S-K, that is based upon or otherwise relates to the Mergers and arises from any form of arrangement or understanding, whether written or unwritten, between Colony and the Colony named executive officers. The Colony named executive officers are: Thomas J. Barrack, Jr., Executive Chairman; Richard B. Saltzman, Chief Executive Officer and President; Darren J. Tangen, Chief Financial Officer and Treasurer; Kevin P. Traenkle, Chief Investment Officer; and Mark M. Hedstrom, Chief Operating Officer.

                Colony therefore is asking its stockholders to vote on the adoption of the following resolution:

                "RESOLVED, that the compensation that may be paid or become payable to Colony Capital, Inc.'s named executive officers in connection with the Mergers, as disclosed in the table entitled "Golden Parachute Compensation" pursuant to Item 402(t) of Regulation S-K, including the associated narrative discussion and the agreements or understandings pursuant to which such compensation may be paid or become payable, as set forth in the section entitled "The Mergers—Interests of Colony's Directors and Executive Officers in the Mergers—Information for Advisory Vote on Merger-Related Compensation for the Colony Named Executive Officers "is hereby APPROVED."

                Approval of the Colony compensation proposal requires the affirmative vote of the holders of a majority of the votes cast on such proposal at the Colony special meeting. Abstentions, failures to vote and broker non-votes will have no effect on the approval of the Colony compensation proposal if a quorum is present.

                The Colony board unanimously recommends that Colony common stockholders vote "FOR" the Colony compensation proposal.

Proposal 4 — The Colony Adjournment Proposal

(Item 4 on the Colony Proxy Card)

                The Colony special meeting may be adjourned to another time or place, if necessary or appropriate, as determined by Colony, to permit further solicitation of proxies, if necessary or appropriate, as determined by Colony, to obtain additional votes in favor of the Colony merger proposal, the Colony charter proposal and the Colony compensation proposal.

                If, at the Colony special meeting, the number of shares of Colony common stock present in person or represented by proxy and voting in favor of the Colony merger proposal, the Colony charter proposal and/or the Colony compensation proposal is insufficient to approve such proposals, Colony intends to move to adjourn the Colony special meeting in order to enable the Colony board to solicit additional proxies for approval of such proposals.

                Colony is asking Colony common stockholders to approve the adjournment of the Colony special meeting, if necessary or appropriate, as determined by Colony, to solicit additional proxies in favor of the Colony merger proposal, the Colony charter proposal and the Colony compensation proposal.

                Approval of the proposal to adjourn the special meeting, if necessary or appropriate, as determined by Colony, to solicit additional proxies requires the affirmative vote of the holders of a majority of the votes cast at the Colony special meeting.

                The Colony board unanimously recommends that Colony common stockholders vote "FOR" the Colony adjournment proposal.

THE NRF SPECIAL MEETING

Date, Time, Place and Purpose of the NRF Special Meeting

                The NRF special meeting will be held at Morgan Stanley, located at 522 5th Avenue, Conference Room 3A, New York, New York 10036, on December 20, 2016, commencing at 9:00 a.m. (Eastern Time). The NRF special meeting is being held for NRF common stockholders to consider and vote on:

  •
  the NRF merger proposal;

  •
  the NRF charter proposal;

  •
  the NRF compensation proposal; and

  •
  the NRF adjournment proposal.

Recommendation of the NRF Board

                The NRF special committee has unanimously: (i) determined that each of the merger agreement, the Mergers and related transactions contemplated by the merger agreement are advisable and in the best interests of NRF; (ii) recommended that the NRF board approve NRF's entry into the merger agreement, the transactions contemplated by the merger agreement and other related agreements as described in this joint proxy statement/prospectus; and (iii) recommended that the NRF board direct that the New NRF Holdco merger and related transactions contemplated by the merger agreement be submitted for consideration at a meeting of the NRF common stockholders, and that the NRF board recommend that the holders of NRF common stock vote to approve the same.

                The NRF board, following the unanimous recommendation of the NRF special committee, has: (i) determined that each of the merger agreement, the Mergers and related transactions contemplated by the merger agreement are advisable and in the best interests of NRF; (ii) approved, subject to any stockholder approval required by law, NRF's entry into the merger agreement, the transactions contemplated by the merger agreement and other related agreements as described in this joint proxy statement/prospectus and authorized NRF to execute and deliver the merger agreement and the other related agreements described in this joint proxy statement/prospectus; and (iii) directed that the New NRF Holdco merger and related transactions contemplated by the merger agreement be submitted for consideration at a meeting of the NRF common stockholders, with the recommendation that holders of NRF common stock vote to approve the same.

                Accordingly, the NRF board, following the unanimous recommendation of the NRF special committee, recommends that you vote "FOR" the NRF merger proposal, "FOR" the NRF charter proposal, "FOR" the NRF compensation proposal and "FOR" the NRF adjournment proposal. For a more complete description of the recommendation of the NRF board, refer to the section entitled "The Mergers—Reasons for the Mergers and Recommendation of the NRF Board" beginning on page 147 of this joint proxy statement/prospectus.

Record Date; Who Can Vote at the NRF Special Meeting

                The NRF board has fixed the close of business on November 2, 2016 as the record date for determination of NRF common stockholders entitled to receive notice of, and to vote at, the NRF special meeting and any postponements or adjournments of the NRF special meeting. Only holders of record of NRF common stock at the close of business on the record date are entitled to receive notice of, and to vote at, the NRF special meeting. As of the NRF special meeting record date, there were 180,752,147 shares of NRF common stock outstanding and entitled to be voted at the NRF special meeting, held by approximately 3,511 holders of record.

                Each share of NRF common stock is entitled to one vote on each of the NRF merger proposal, the NRF charter proposal, the NRF compensation proposal and the NRF adjournment proposal.

Stockholders of Record and Beneficial Owners

                If your shares of NRF common stock are registered directly in your name with NRF's transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares of NRF common stock, the "stockholder of record." This joint proxy statement/prospectus and proxy card have been sent directly to you by NRF.

                If your shares of NRF common stock are held through a broker or other nominee, you are considered the "beneficial owner" of shares of NRF common stock held in "street name." In that case, this joint proxy statement/prospectus has been forwarded to you by your broker or other nominee who is considered, with respect to those shares of NRF common stock, the stockholder of record. As the beneficial owner, you have the right to direct your broker or other nominee how to vote your shares by following their instructions for voting. Brokers or other nominees who hold shares in "street name" for customers generally have the authority to vote on "routine" proposals when they have not received instructions from beneficial owners. However, brokers and other nominees are precluded from exercising their voting discretion with respect to approving non-routine matters such as the NRF merger proposal, the NRF charter proposal, the NRF compensation proposal and the NRF adjournment proposal and, as a result, absent specific instructions from the beneficial owner of such shares of NRF common stock, brokers or other nominees are not empowered to vote those shares of NRF common stock on non-routine matters. A broker non-vote occurs when a nominee holds shares for a beneficial owner but cannot vote on a proposal because the nominee does not have the discretionary power to do so and has not received instructions from the beneficial owner.

Quorum

                The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the NRF special meeting will constitute a quorum at the NRF special meeting. All shares of NRF common stock, represented in person or by proxy, including abstentions and broker non-votes, will be treated as present for purposes of determining the presence or absence of a quorum for all matters voted on at the NRF special meeting.

                Under NRF's bylaws, in the event that a quorum is not present or represented at the NRF special meeting, the chairperson of the NRF special meeting has the power to adjourn the meeting from time to time until a quorum is present or represented to a date not more than 120 days after the original record date without notice other than announcement at the meeting.

Attendance

                Only NRF common stockholders of record, their duly authorized proxy holders, beneficial stockholders with proof of ownership and NRF's guests may attend the NRF special meeting. An admission ticket and government-issued picture identification will be required to enter the NRF special meeting. NRF common stockholders may obtain a ticket and directions to the NRF special meeting by writing to NorthStar Realty Finance Corp., Attention: Corporate Secretary, at 399 Park Avenue, 18th Floor, New York, New York 10022. If you are a registered stockholder, please indicate that in your request. If you are the representative of a corporate or institutional stockholder, you must present valid photo identification along with proof that you are the representative of such stockholder. If your shares of NRF common stock are held through a broker or other nominee, you must enclose with your request evidence of your ownership of shares, which you can obtain from your broker or other nominee. Please submit your ticket request and proof of ownership as promptly as possible in order to ensure you receive your ticket in time for the NRF special meeting. Please note that cameras, recording devices and other electronic devices will not be permitted at the NRF special meeting.

Vote Required for Approval; Effect of Failure to Vote, Broker Non-Votes and Abstention

                Approval of the NRF merger proposal and the NRF charter proposal requires the affirmative vote of the holders of a majority of the outstanding shares of NRF common stock entitled to vote on such proposals. For the NRF merger proposal and the NRF charter proposal, you may vote "FOR," "AGAINST" or "ABSTAIN." Abstentions and broker non-votes will not be counted as votes cast in favor of the NRF merger proposal and the NRF charter proposal, but will count for the purpose of determining whether a quorum is present. A failure to submit a proxy or to vote in person at the NRF special meeting, a broker non-vote or an abstention will have the same effect as a vote "AGAINST" the NRF merger proposal and the NRF charter proposal.

                Approval of the NRF compensation proposal and approval of the NRF adjournment proposal requires the affirmative vote of a majority of the votes cast on such proposal. For the NRF compensation proposal and the NRF adjournment proposal, you may vote "FOR," "AGAINST" or "ABSTAIN." If you attend the NRF special meeting and abstain from voting on those proposals, or if you have given a proxy and abstained on those proposals, the shares of NRF common stock held by you or your broker or other nominee will not be counted in respect of, and will not have an effect on, the NRF compensation proposal or the NRF adjournment proposal. If you fail to submit a proxy or attend in person the NRF special meeting, or if you are a beneficial owner and fail to instruct your broker or other nominee how to vote on those proposals, the shares of NRF common stock held by you or your broker or other nominee will not be counted in respect of, and will not have an effect on, the NRF compensation proposal or the NRF adjournment proposal.

How to Vote Your Shares

                If you are an NRF common stockholder of record, you may have your shares of NRF common stock voted on matters presented at the NRF special meeting in any of the following ways:

  •
  by proxy—NRF common stockholders of record have a choice of submitting a proxy to vote their shares:

o	through the Internet by visiting the website indicated on the enclosed proxy card and following the prompts using the control number located on the proxy card;
o	by telephone using the toll-free telephone numbers listed on the enclosed proxy card; or
o	by signing, dating and returning the accompanying proxy card in the enclosed postage-paid return envelope; or
  •
  in person—you may attend the NRF special meeting and cast your vote there provided that you bring an admission ticket and government-issued picture identification. For instructions on obtaining an admission ticket, refer above to the section entitled "—Attendance" beginning on page 99 of this joint proxy statement/prospectus.

                If you are a beneficial owner of NRF common stock, you should receive instructions from your broker or other nominee that you must follow in order to have your shares of NRF common stock voted. Those instructions will identify which of the above choices are available to you in order to have your shares voted. Please note that if you are a beneficial owner and wish to vote in person at the special meeting, you must provide a legal proxy from your broker or other nominee at the special meeting. Obtaining a legal proxy may take several days and must be obtained prior to your attending the NRF special meeting in order to vote your shares at that meeting.

                Proxies submitted by the Internet or telephone must be received by 11:59 p.m. (Eastern Time) on the business day prior to the date of the NRF special meeting. If you choose to submit a proxy by mailing a proxy card, your proxy card should be mailed in the enclosed postage-paid return envelope, and your proxy card must be received by NRF's Corporate Secretary by the time the NRF special meeting begins.

                If you authorize a proxy to vote your shares, regardless of the method you choose to authorize such proxy, the individuals named on the enclosed proxy card, and each of them, with full power of substitution, will vote your shares of NRF common stock in the way that you indicate. When completing the Internet or telephone processes or the proxy card, you may specify whether your shares of NRF common stock should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the NRF special meeting.

                If you properly sign your proxy card but do not mark the boxes showing how your shares of NRF common stock should be voted on a matter, the shares of NRF common stock represented by your properly signed proxy will be voted "FOR" the NRF merger proposal, "FOR" the NRF charter proposal, "FOR" the NRF compensation proposal and "FOR" the NRF adjournment proposal.

                If you have any questions or need assistance voting your shares, please contact Saratoga Proxy Consulting LLC, NRF's proxy solicitor, by calling toll-free (888) 368-0379.

                IT IS IMPORTANT THAT YOU VOTE YOUR SHARES OF NRF COMMON STOCK PROMPTLY. WHETHER OR NOT YOU PLAN TO ATTEND THE NRF SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE, OR SUBMIT YOUR PROXY BY THE INTERNET OR TELEPHONE. STOCKHOLDERS WHO ATTEND THE NRF SPECIAL MEETING MAY REVOKE THEIR PROXIES BY VOTING IN PERSON.

Revocation of Proxies or Voting Instructions

                Any NRF common stockholders has the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by voting by proxy again at a later date through any of the methods available to you, by giving written notice of revocation to NRF's Corporate Secretary, which notice must be received by 11:59 p.m. (Eastern Time) on the business day prior to the date of the NSAM special meeting, or by attending the NRF special meeting and voting in person. Your attendance at the NRF special meeting will not by itself revoke your proxy. Written notice of revocation should be mailed to: NorthStar Realty Finance Corp., Attention: Corporate Secretary, at 399 Park Avenue, 18th Floor, New York, New York 10022.

                If you hold shares of NRF common stock in "street name," you should contact your broker or other nominee for instructions on how to change your vote.

Adjournment

                The NRF special meeting may adjourn to reconvene at the same or some other place and notice need not be given of any such adjourned meeting if the time, place, if any, of the adjourned meeting, and the means of remote communications, if any, of the adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, NRF may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 120 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each NRF common stockholder of record entitled to vote at the meeting.

Tabulation of the Votes

                NRF will appoint an Inspector of Election for the NRF special meeting to tabulate affirmative and negative votes and abstentions.

Solicitation of Proxies

                Directors, officers and employees of NRF may solicit proxies on behalf of NRF in person or by telephone, facsimile or other means, for which they will not receive any additional compensation. NRF has engaged Saratoga Proxy Consulting LLC to assist it in the solicitation of proxies. NRF has agreed to pay Saratoga Proxy Consulting LLC an amount initially not expected to exceed $25,000, which includes the payment of certain fees and expenses for its services to solicit proxies. In accordance with the regulations of the SEC and the NYSE, NRF also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of shares of NRF common stock.

PROPOSALS SUBMITTED TO NRF COMMON STOCKHOLDERS

Proposal 1 — The NRF Merger Proposal

(Item 1 on the NRF Proxy Card)

                In proposal 1, NRF common stockholders are being asked to consider and vote on the approval of the New NRF Holdco merger — the merger of New Parent Merger Sub with and into NRF, with NRF surviving the merger, which merger will result in NRF becoming a wholly owned subsidiary of New NRF Parent. The Mergers and related transactions contemplated by the merger agreement cannot be completed without the approval of the NRF merger proposal by the affirmative vote of the holders of a majority of the outstanding shares of NRF common stock entitled to vote on the NRF merger proposal. If you abstain or fail to vote your shares, including shares held by a broker or other nominee, in favor of the NRF merger proposal, this will have the same effect as a vote "AGAINST" the NRF merger proposal.

                The NRF board, following the unanimous recommendation of the NRF special committee, recommends that NRF common stockholders vote "FOR" the NRF merger proposal.

Proposal 2 — The NRF Charter Proposal

(Item 2 on the NRF Proxy Card)

                In proposal 2, NRF common stockholders are being asked to consider and vote on the approval of a provision in the Colony NorthStar charter containing certain Colony NorthStar stock ownership and transfer restrictions, including a prohibition on any person actually or constructively owning more than 9.8% in value of the aggregate of the outstanding shares of Colony NorthStar's capital stock, or 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Colony NorthStar class A common stock, class B common stock and performance common stock, unless the Colony NorthStar board exempts the person from such ownership limitations.

                The Colony NorthStar charter, a form of which is attached as Annex B to this joint proxy statement/prospectus, will govern Colony NorthStar following completion of the Mergers.

                Approval of the NRF charter proposal requires the affirmative vote of the holders of a majority of the outstanding shares of NRF common stock entitled to vote on the NRF charter proposal. If you abstain or fail to vote your shares, including shares held by a broker or other nominee, in favor of the NRF charter proposal, this will have the same effect as a vote "AGAINST" the NRF charter proposal.

                The NRF board, following the unanimous recommendation of the NRF special committee, recommends that NRF common stockholders vote "FOR" the NRF charter proposal.

Proposal 3 — The NRF Compensation Proposal

(Item 3 on the NRF Proxy Card)

                Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, NRF is providing its stockholders with the opportunity to cast an advisory (non-binding) vote on the compensation that may be paid or become payable to the NRF named executive officers, as determined in accordance with Item 402(t) of Regulation S-K, that is based upon or otherwise relates to the Mergers and arises from any form of arrangement or understanding, whether written or unwritten, between NRF or NSAM and the NRF named executive officers. The NRF named executive officers are: Jonathan A. Langer, Chief Executive Officer; David T. Hamamoto, Executive Chairman of NSAM and Former Chief Executive Officer; Albert Tylis, Chief Executive Officer and President of NSAM and Former President; Daniel R. Gilbert, Chief Investment and Operating Officer; Debra A. Hess, Chief Financial Officer; and Ronald J. Lieberman, Executive Vice President, General Counsel and Secretary.

                NRF therefore is asking its stockholders to vote on the adoption of the following resolution:

                "RESOLVED, that the compensation that may be paid or become payable to NorthStar Realty Finance Corp.'s named executive officers in connection with the Mergers, as disclosed in the table entitled "Golden Parachute Compensation" pursuant to Item 402(t) of Regulation S-K, including the associated narrative discussion and the agreements or understandings pursuant to which such compensation may be paid or become payable, as set forth in the section entitled "The Mergers—Interests of NRF's Directors and Executive Officers in the Mergers—Information for Advisory Vote on Merger-Related Compensation for the NSAM and NRF Named Executive Officers" is hereby APPROVED."

                Approval of the NRF compensation proposal requires the affirmative vote of a majority of the votes cast on such proposal. Abstentions, failures to vote and broker non-votes will have no effect on the approval of the NRF compensation proposal.

                The NRF board, following the unanimous recommendation of the NRF special committee, recommends that NRF common stockholders vote "FOR" the NRF compensation proposal.

Proposal 4 — The NRF Adjournment Proposal

(Item 4 on the NRF Proxy Card)

                The NRF special meeting may be adjourned to another time or place, if necessary or appropriate, as determined by NRF, to permit further solicitation of proxies, if necessary or appropriate, as determined by NRF, to obtain additional votes in favor of the NRF merger proposal, the NRF charter proposal and the NRF compensation proposal.

                If, at the NRF special meeting, the number of shares of NRF common stock present in person or represented by proxy and voting in favor of the NRF merger proposal, the NRF charter proposal and/or the NRF compensation proposal is insufficient to approve such proposal, NRF intends to move to adjourn the NRF special meeting in order to enable the NRF board to solicit additional proxies for approval of such proposals.

                NRF is asking NRF common stockholders to approve the adjournment of the NRF special meeting, if necessary or appropriate, as determined by NRF, to solicit additional proxies in favor of the NRF merger proposal, the NRF charter proposal and the NRF compensation proposal.

                Approval of the proposal to adjourn the special meeting, if necessary or appropriate, as determined by NRF, to solicit additional proxies requires the affirmative vote of a majority of the votes cast on such proposal.

                The NRF board, following the unanimous recommendation of the NRF special committee, recommends that NRF common stockholders vote "FOR" the NRF adjournment proposal.

THE MERGERS

                The following is a description of the material aspects of the Mergers. While NSAM, Colony and NRF believe that the following description covers the material terms of the Mergers, the description may not contain all of the information that is important to NSAM stockholders, Colony stockholders and NRF stockholders. NSAM, Colony and NRF encourage NSAM stockholders, Colony stockholders and NRF stockholders to carefully read this entire joint proxy statement/prospectus, including the merger agreement attached to this joint proxy statement/prospectus as Annex A and incorporated herein by reference, for a more complete understanding of the Mergers.

General

                Pursuant to the merger agreement NSAM, Colony and NRF will merge with and into Colony NorthStar through a series of transactions, with Colony NorthStar surviving as the publicly traded company. As a result of the Mergers: (i) for NSAM stockholders, each share of NSAM common stock will be converted into one share of Colony NorthStar class A common stock; and each share of NSAM performance common stock will be converted into one share of Colony NorthStar performance common stock; (ii) for Colony stockholders, (A) each share of Colony class A common stock will be converted into the right to receive 1.4663 shares of Colony NorthStar class A common stock, (B) each share of Colony class B common stock will be converted into the right to receive 1.4663 shares of Colony NorthStar class B common stock, and (C) each share of Colony preferred stock will be converted into the right to receive one share of the corresponding series of Colony NorthStar preferred stock, with substantially the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption to such Colony preferred stock; and (iii) for NRF stockholders, (A) each share of NRF common stock will be converted into the right to receive 1.0996 shares of Colony NorthStar class A common stock, and (B) each share of NRF preferred stock will be converted into the right to receive one share of the corresponding series of Colony NorthStar preferred stock, with substantially the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption to such NRF preferred stock.

                After giving effect to the Mergers, it is anticipated that NSAM stockholders will own approximately 32.85%, Colony stockholders will own approximately 33.25% and NRF stockholders will own approximately 33.90% of Colony NorthStar, on a fully diluted basis, excluding the effect of certain equity-based awards issuable in connection with the Mergers. In addition, as noted above, the exchange ratios may be adjusted only under certain limited circumstances as set forth in the merger agreement, which would adjust these percentages.

Background of the Mergers

                As part of NSAM's, Colony's and NRF's respective ongoing consideration and evaluation of their respective long-term prospects and strategies, the NSAM board, the Colony board and the NRF board and the management teams of NSAM, Colony and NRF periodically review and assess their respective Company's business strategies, including strategic opportunities and challenges and consider various strategic options potentially available to each Company, all with the goal of enhancing stockholder value. In connection with this review, the NSAM board, the Colony board and the NRF board and the management teams of NSAM, Colony and NRF assess developments in the broad commercial real estate market and conditions of the capital markets. As part of these efforts, the NSAM board, the Colony board and the NRF board and the management teams of NSAM, Colony and NRF review strategic alternatives to continuing to operate its respective business under current plans, including potential business combinations or partnerships, sales of assets, capital raising and return strategies, potential acquisitions of equity and assets and other transactions with third parties.

                On July 1, 2014, NRF spun-off NSAM as a separate publicly-traded asset management company. The NSAM spin-off was effected in the form of a tax-free distribution of one share of NSAM common stock for each outstanding share of NRF common stock. In connection with the NSAM spin-off, NRF and a subsidiary of NSAM entered into the NRF management agreement with a renewable 20-year term under which NRF became externally managed by the NSAM subsidiary. The NRF management agreement provides for, among other things, an annual base management fee of approximately $186 million, plus certain other additional management and incentive fees.

                During the period described below leading up to, and at the time of the announcement of, the proposed combination of NSAM, Colony and NRF, the NSAM board consisted of eight members, and the NRF board initially consisted of six members and was subsequently increased to seven members. During that period, five of the members of the NSAM board were also members of the NRF board, including David T. Hamamoto, who then served (and currently serves) as Chairman of the NRF board and as Executive Chairman of the NSAM board, and Albert Tylis, who then served (and currently serves) as a director, President and Chief Executive Officer of NSAM and then served as a director of NRF. Each of the other executive officers of NSAM also then served (and currently serve) as an executive officer of NRF or one of its subsidiaries.

                In mid-November 2015, Mr. Hamamoto received an unsolicited call from a senior executive of a global asset management firm, which we refer to as Party A, inquiring about holding a meeting with Mr. Hamamoto, which meeting occurred on November 19, 2015. At the meeting, Party A discussed potentially engaging in a strategic transaction.

                On November 20, 2015, the NSAM board held a meeting, at which members of NSAM's management and a representative of Sullivan & Cromwell LLP, which we refer to as Sullivan & Cromwell, outside counsel to NSAM, were present. At the meeting, Mr. Hamamoto reported to the NSAM board on the approach he received from the senior executive of Party A. The members of the NSAM board discussed with Party A the then-current state of affairs at NSAM, the potential advantages and costs of pursuing a strategic transaction, the advisability of proactively pursuing a strategic transaction and the potential process for pursuing a strategic transaction. Thereafter, the NSAM board instructed Mr. Hamamoto to engage in further discussions with Party A and determined to further consider whether pursuing strategic alternatives would be in the best interest of NSAM.

                On December 7, 2015, Mr. Hamamoto received an unsolicited call from a senior executive of a second asset management firm, which we refer to as Party B. During that call, the senior executive expressed interest on behalf of Party B in engaging in discussions with NSAM regarding a potential strategic transaction.

                On December 8, 2015, the NSAM board held a meeting attended by members of NSAM's management. At the meeting, Mr. Hamamoto informed the NSAM board of the approach from Party B and his conversation with the senior executive of Party A. The members of the NSAM board further discussed whether pursuing a strategic transaction was in the best interests of NSAM and whether NSAM should proactively explore a process for pursuing a strategic transaction. Following this discussion, the NSAM board expressed its support for management exploring available strategic opportunities for NSAM.

                In mid-December 2015, Mr. Hamamoto and the senior executive of Party A had a conversation in which the senior executive advised Mr. Hamamoto that Party A was reviewing publicly available information regarding NSAM and would in the near term make a determination as to whether Party A wished to engage in further discussions with NSAM regarding a potential strategic transaction.

                On December 17, 2015, the NSAM board held a meeting, at which members of NSAM's management and a representative of Sullivan & Cromwell were present. At the meeting, Mr. Hamamoto reported to the NSAM board on, among others, his conversation with the senior executive of Party A. The NSAM board also discussed and reiterated its support for management exploring strategic alternatives for NSAM with Party A, Party B or another third party.

                On December 23, 2015, Mr. Hamamoto received a call from the senior executive of Party A. The senior executive communicated to Mr. Hamamoto that Party A did not desire to engage in further discussions with NSAM regarding a strategic transaction.

                On January 8, 2016, Messrs. Hamamoto and Tylis met with representatives of Land and Buildings Investment Management LLC, which we refer to as Land and Buildings, an investor in the real estate space, with which Mr. Hamamoto previously had discussions. Following that meeting and on the same day, Mr. Hamamoto received a letter from Land and Buildings that stated, among other things, Land and Buildings' views as to the factors driving NSAM's stock performance.

                On January 9, 2016, the NSAM board met to consider, among other things, the status of the Company's evaluation of potential strategic alternatives and the January 8, 2016 meeting with and letter from Land and Buildings. Members of NSAM's management and representatives of Goldman Sachs and Sullivan & Cromwell were present. After Goldman Sachs departed the meeting, the NSAM board discussed the merits and considerations regarding the potential engagement of Goldman Sachs as a financial advisor to assist NSAM in continuing the process begun by the NSAM board and NSAM's management of exploring possible strategic alternatives as discussed above. In that connection, the NSAM board considered Goldman Sachs' historical relationships with NSAM and NRF and concluded that none of these relationships would affect Goldman Sachs' ability to provide the NSAM board with independent financial advice. Following discussion, the NSAM board determined to retain Goldman Sachs as NSAM's financial advisor, subject to the negotiation of an engagement letter, and to consider making a public announcement to that effect.

                On January 10, 2016, the NSAM board held a meeting, at which members of NSAM's management and representatives of Goldman Sachs and Sullivan & Cromwell were also present. At the meeting, the NSAM board discussed the merits and considerations of the issuance of a press release announcing the NSAM board's engagement of Goldman Sachs as its financial advisor to assist NSAM in exploring strategic alternatives to enhance stockholder value. After discussion, the NSAM board approved the issuance of the proposed press release.

                On January 11, 2016, NSAM issued a press release announcing that the NSAM board had hired Goldman Sachs as a financial advisor to assist NSAM in exploring possible strategic alternatives to enhance stockholder value.

                Beginning the week of January 11, 2016 and continuing for several months, at the direction of the NSAM board, Goldman Sachs contacted 128 parties, including real estate companies, publicly-traded and privately-held traditional and alternative asset managers, insurance companies, large NSAM stockholders, Asian-Pacific financial services companies and U.S. and European banks to gauge their interest in engaging in discussions with NSAM concerning a potential business combination or other transaction.

                On January 13, 2016, the NRF board held a meeting. At the meeting, the NRF board determined that it may be in the best interests of NRF and its stockholders for NRF to participate as a potential counterparty to NSAM in connection with NSAM's publicly announced strategic alternative process. Accordingly, and in light of the fact that five of the then six members of the NRF board were also members of the NSAM board, the NRF board established the NRF special committee, consisting of Charles W. Schoenherr, then the only NRF director who was not also a director of NSAM. Mr. Schoenherr was and is independent of NSAM. The NRF special committee was vested with the power and authority of the NRF board to: (i) evaluate, review and make any decision on behalf of NRF related to the announcement by NSAM that NSAM is exploring possible strategic alternatives to enhance stockholder value, including, the consideration and approval of a potential transaction with NSAM; (ii) retain and obtain advice from experts and advisors, including legal counsel and financial advisors, as the NRF special committee deems necessary or appropriate; (iii) review and evaluate the terms and conditions of any proposed transaction related to the NSAM announcement; (iv) negotiate the price, structure, terms and conditions of any proposed transaction related to the NSAM announcement and the terms and conditions of any related agreements; (v) determine whether any such transaction is in the best interests of NRF, taking into account the advice and opinions of the financial and other professional advisors retained by the NRF special committee; (vi) approve such transaction related to the NSAM announcement; (vii) consider other strategic alternatives available to NRF; and (viii) take such other actions related to or arising in connection with any such transaction as the NRF special committee deems necessary or appropriate.

                On January 14, 2016, Mr. Hamamoto met with Thomas J. Barrack, Jr., the Executive Chairman of Colony, for a general discussion on the NSAM process. From Colony's perspective, it sought to obtain information to determine if it wanted to participate in the NSAM process. Mr. Barrack stated he would contact Goldman Sachs if Colony was interested in participating in the process.

                On January 15, 2016, the NRF special committee held a meeting. It was attended by representatives of Venable LLP, which we refer to as Venable. The NRF special committee reviewed the delegation of authority previously authorized by the NRF board and discussed the reasons the NRF board formed the NRF special committee, namely that Mr. Schoenherr was then the only NRF director who was not also a director of NSAM and not otherwise affiliated with NSAM. Following discussion, the NRF special committee engaged Venable as its legal advisor. The NRF special committee also discussed the potential engagement of a financial advisor to assist the NRF special committee, and Mr. Schoenherr noted that he had spoken with representatives of both UBS and another potential financial advisor, regarding each firm's potential service as financial advisor to the NRF special committee. In addition, representatives of Venable also provided an overview of the duties of directors, including when acting as a member of a special committee of a board of directors of a Maryland corporation under Maryland law. Between the date of formation of the NRF special committee and the date of announcement of the Mergers, the NRF special committee met formally, either in person or telephonically, 42 times and also had many conference calls and/or other communications.

                On January 19, 2016, the NRF special committee held a meeting, which was attended by representatives of Venable. At the meeting, the NRF special committee discussed the potential engagement of UBS as a financial advisor to the NRF special committee. Following discussion, including consideration of a letter, dated January 14, 2016, detailing UBS's historical relationships with NRF and NSAM, none of which the NRF special committee believed would affect UBS's ability to provide it with independent financial advice, the NRF special committee indicated that it had determined to engage UBS as financial advisor to the NRF special committee, subject to the negotiation of an engagement letter.

                On January 20, 2016, the NSAM board held a meeting to, among other things, receive an update on the status of the strategic alternatives process. Members of NSAM's management and representatives of Goldman Sachs and Sullivan & Cromwell were present at the meeting. Representatives of Goldman Sachs provided the NSAM board with an overview of the status of the strategic alternatives process and discussed with the NSAM board potential transaction counterparties that had been contacted already by Goldman Sachs as well as other potential transaction counterparties that Goldman Sachs intended to contact as part of the process. The NSAM board agreed that it would consider any value enhancing ideas that potentially could be in the best interests of stockholders, including NSAM remaining as a standalone public company. A representative of Sullivan & Cromwell reviewed with the NSAM board certain provisions in NSAM's form of confidentiality agreement approved by NSAM for distribution to potential interested parties, including the inclusion of certain customary standstill provisions as described below. The NSAM board also discussed its view that, given the potential that NRF may be interested in engaging in discussions with NSAM concerning a potential transaction, and the fact that there was a substantial overlap between members of the boards and senior management of NRF and NSAM, it would be in the best interests of NSAM's stockholders for the three independent NSAM directors who do not also serve as directors of NRF and who are not otherwise affiliated with NRF—Stephen E. Cummings, Justin Metz and Oscar Junquera, whom we refer to as the non-overlapping NSAM directors—to retain their own counsel and to meet separately to discuss and make recommendations with respect to the ongoing strategic alternatives process. In light of the significant number of parties other than NRF being approached as part of the outreach process, the NSAM board did not view it as necessary at this time to establish a formal special committee. However, the NSAM board believed that the retention by the non-overlapping NSAM directors of separate counsel would position them to serve as a special committee of the NSAM board if later on a potential transaction with NRF warranted the establishment of such a committee.

                Ultimately, 25 of the 128 parties contacted by Goldman Sachs, including NRF, entered into customary confidentiality agreements with NSAM and received NSAM's confidential information memorandum and a formal process letter. Colony did not enter into a confidentiality agreement with NSAM until Colony entered into a joinder to NRF's confidentiality agreement with NSAM, as described below. Each confidentiality agreement was substantially similar, and contained a so-called "don't ask, don't waive" provision stating that a potential bidder was not permitted to ask the NSAM board for a waiver of the standstill. These provisions were discussed with, and approved by, the NSAM board, including each non-overlapping NSAM director. Under the merger agreement, the NSAM board (or a duly authorized committee of the NSAM board) may, in accordance with its fiduciary duties under applicable law, also waive the standstill provision in those agreements to permit a person to make a confidential acquisition proposal to the NSAM board.

                On January 22, 2016, Land and Buildings sent a public letter to Mr. Hamamoto, expressing its view that NSAM was "materially undervalued" and proposing "numerous paths to unlock" value for the NSAM stockholders, including payment of a $2.6 billion special dividend, recombining NSAM and NRF and reconstituting the NSAM board.

                Also on January 22, 2016, following discussion, the non-overlapping NSAM directors engaged Fried, Frank, Harris, Shriver & Jacobson LLP, which we refer to as Fried Frank, as their legal advisor.

                On January 24, 2016, the NSAM board held a meeting, at which members of NSAM's management and representatives of Goldman Sachs, Sullivan & Cromwell and Fried Frank were also in attendance. At the meeting, representatives of Goldman Sachs discussed with the NSAM board the overall M&A environment, various strategic alternatives potentially available to NSAM, including NSAM remaining as a standalone public company and an internalization transaction with NRF, and an overview of the ongoing strategic alternatives process. Immediately following the meeting, the non-overlapping NSAM directors held an executive session, without the presence of members of NSAM's management, to discuss process considerations relating to the strategic alternatives process. The non-overlapping NSAM directors requested that Fried Frank, with the assistance of Sullivan & Cromwell, prepare guidelines, which we refer to as the process guidelines, to outline the respective roles of the non-overlapping NSAM directors, the directors of NSAM who are also directors of NRF and the executive officers of NSAM who are also executive officers of NRF, in connection with NSAM's strategic alternative process, particularly as it relates to NRF's participation in the process.

                Between January 24 and February 12, 2016, Fried Frank and Sullivan & Cromwell worked with Venable to develop the process guidelines. The process guidelines were approved at a meeting of the NRF special committee on February 11, 2016 and at a meeting of the non-overlapping NSAM directors on February 12, 2016.

                The NRF special committee held a meeting on January 25, 2016, which was attended by representatives of Venable. At the meeting, the NRF special committee discussed the specific terms of its engagement letter with UBS as well as UBS's historical relationships with and representations of NRF and NSAM. Thereafter, the NRF special committee entered into its engagement letter with UBS to serve as its financial advisor, which engagement letter was subsequently amended and supplemented on April 15, 2016. The NRF special committee held a second meeting on January 25, 2016. Members of NRF's management attended part of the meeting at the request of the NRF special committee. Representatives of UBS and Venable were also in attendance. During the meeting, representatives of UBS discussed with the NRF special committee, among other things, the recent stock price performance of both NRF and NSAM, the key issues facing NRF and a range of strategic alternatives potentially available to NRF, including a potential change of control of NRF. The NRF special committee discussed with NRF's management the information and assistance the NRF special committee would seek from NRF's management. The NRF special committee also explained the role it expected NRF's management to serve during the NRF special committee's process, namely, assisting the NRF special committee as requested.

                During this period, Hunton & Williams LLP, which we refer to as Hunton, was engaged to serve as transaction counsel to NRF in connection with its participation in the NSAM strategic alternatives process and to report to and take direction from the NRF special committee.

                On January 28, 2016, Colony informed Goldman Sachs that it was not interested in participating in the process at that time but that Colony would potentially be interested in acquiring NSAM's management agreement with NRE. Colony did not execute a confidentiality agreement and did not receive NSAM's confidential information memorandum or formal process letter.

                While Colony did consider acquiring the management agreement with NRE, which would have met one of Colony's objectives of expanding its European business by managing a European based publicly traded vehicle, Colony did not view such acquisition as an alternative to a two-party transaction with NSAM.

                Colony was not interested in pursuing a two-party transaction with NSAM due to a number of factors, including those that follow. Colony had concerns regarding the NRF management agreement due to its structure as well as its off market terms, which Colony believed impeded long-term growth for both NSAM and NRF. In addition, Colony had concerns regarding the current status of the non-traded REIT business resulting from recent regulatory changes, which had affected the ability of non-traded REIT's to raise capital in the retail investor market. Colony believed that changes would need to be made to this market to make it more investor friendly and "institutionalized". From Colony's perspective, a larger scale platform was essential to have the staying power to manage through the anticipated transition period and to be successful once this market has stabilized. Colony was not sure that a two-party transaction would provide sufficient scale for these purposes. Further, Colony was concerned that following a Colony NSAM transaction, the combined entity would fail to qualify as a REIT under the applicable tests, given that most of NSAM's income and assets are not REIT-qualifying. Because of these concerns, Colony did not believe at the time that entering into a transaction solely with NSAM was in the best interests of Colony and its stockholders.

                Between January 28 and February 11, 2016, the NSAM board held several meetings to receive updates regarding the strategic alternatives process. Members of NSAM's management and representatives of Goldman Sachs, Sullivan & Cromwell and Fried Frank attended each meeting. At these meetings, Goldman Sachs provided updates on the strategic alternatives process, including with respect to the parties it had contacted and the parties that were in the process of negotiating, or had executed, confidentiality agreements with NSAM. In addition, during this period, the non-overlapping NSAM directors had on-going discussions with representatives of Fried Frank regarding the process.

                As part of the strategic alternatives process, at the direction of the NSAM board, members of NSAM's senior management met with the potential counterparties that requested such meetings. Between January 25, 2016 and February 16, 2016, NSAM's management met or otherwise communicated with seven potential bidders.

                On February 2, 2016, the NRF special committee held a meeting. Members of NRF's management attended at the request of the NRF special committee. Representatives of UBS and Venable also attended the meeting. At the meeting, the parties discussed the possibility of a strategic transaction with NSAM, and UBS discussed with the NRF special committee, among other things, NRF's performance in the public market. Representatives of Venable also led a discussion regarding the sharing of information with members of the NRF board who were not serving on the NRF special committee. The NRF special committee also discussed and approved a confidentiality agreement with NSAM, by which NRF and NSAM would each be subject to mutual confidentiality and nondisclosure requirements and NRF would be subject to certain standstill requirements. After members of NRF's management left the meeting, the NRF special committee discussed other companies likely to be interested in bidding to acquire NSAM. Later that day, NRF entered into a confidentiality agreement with NSAM in connection with NSAM's strategic alternative review process.

                On February 4, 2016, the NSAM board held a meeting, at which representatives of management, Goldman Sachs, Sullivan & Cromwell and Fried Frank were also present. At the meeting, Goldman Sachs provided an update on the status of the NSAM strategic alternatives process.

                On February 10, 2016, the NRF special committee held a meeting, which representatives of UBS, Hunton and Venable attended. At the meeting, UBS provided an update regarding the potential transaction between NRF and NSAM, and Venable provided a review of the process guidelines.

                On February 11, 2016, the NRF board held a meeting. Members of NRF's management attended at the request of the NRF special committee. Representatives of UBS, Hunton and Venable also attended. At the meeting, representatives of UBS discussed the potential strategic alternatives available to NRF, including a potential business combination transaction with NSAM.

                Following the NRF board meeting, the NRF special committee held a meeting on February 11, 2016. Representatives of UBS, Hunton and Venable attended. At the meeting, as noted above, the NRF special committee approved the process guidelines and further discussed the matters considered by the NRF board earlier that day. The NRF special committee also discussed the low likelihood of a firm bidding for NRF without including the acquisition of NSAM because of the NRF management agreement. The NRF special committee also discussed the possibility of a new director being added to the NRF board and to the NRF special committee, and later that day Mr. Schoenherr met with Gregory Z. Rush.

                On February 16, 2016, the NRF special committee held a meeting, attended by representatives of UBS, Hunton and Venable. At the meeting, representatives of UBS, Hunton and Venable discussed with the NRF special committee a draft bid letter to be submitted to NSAM providing for a potential recombination between NSAM and NRF. The NRF special committee noted that a merger between NRF and NSAM would address several key issues regarding NRF including, a valuation discount as a result of NRF's external management structure, including the burden of the NRF management agreement, and high leverage levels. The NRF special committee also considered prior information it and representatives of UBS had received from NRF's management. The NRF special committee also considered NRF's current dividend, its stockholder base and operating fundamentals.

                Between February 18 and February 22, 2016, several parties submitted preliminary non-binding indications of interest for potential transactions with NSAM, including:

  •
  NRF, which proposed an at-market, stock-for-stock merger with NSAM;

  •
  a privately-held commercial real estate services and investment management services company, referred to as Party C, which proposed a combination of Party C and NSAM in which NSAM stockholders would receive $4.07 per NSAM share in cash and shares representing an approximately 45% ownership interest in the combined company, which Party C valued at $7.73 per NSAM share;

  •
  a publicly traded alternative asset manager, referred to as Party D, which proposed to acquire NSAM for cash and stock consideration with a value of $11.50 per NSAM share; and

  •
  another publicly traded alternative asset manager, referred to as Party E, which proposed an acquisition in which NSAM stockholders would receive stock consideration (together with a simultaneous cash dividend payment) with an estimated value of $11.77 per NSAM share or, alternatively, an acquisition by Party E of one of NSAM's management contracts.

                In addition, a non-U.S. financial services company, which we refer to as Party F, submitted an informal e-mail indication of interest based solely on public information to acquire NSAM for $13.19 per share in cash. Another non-US financial services company, which we refer to as Party G, proposed to purchase between 10% and 25% of NSAM's outstanding shares at a price of $10.25 in cash (a price below NSAM's then-current trading price). No indication of interest was submitted by Party B. The closing sale price of NSAM common stock on February 19, 2016, was $10.61 per share.

                On February 19, 2016, Ronald J. Lieberman, Executive Vice President, General Counsel and Secretary of NRF and a representative of Venable had a telephonic discussion with Mr. Rush, regarding Mr. Rush potentially joining the NRF board and NRF special committee. During such call, the representative of Venable provided Mr. Rush an overview of the duties of directors of a Maryland corporation, including when acting as a member of a special committee.

                On February 20, 2016, the non-overlapping NSAM directors held a meeting attended by representatives of Fried Frank. At the meeting, representatives of Fried Frank discussed with the non-overlapping NSAM directors the various indications of interest received in connection with the strategic alternatives process, including the indication of interest received from NRF. The non-overlapping NSAM directors discussed the merits of the various indications of interest and other related considerations.

                On February 23, 2016, the NSAM board held a meeting, at which members of NSAM's management and representatives of Goldman Sachs, Sullivan & Cromwell and Fried Frank were also present. Goldman Sachs reviewed the indications of interest received from NRF and Parties C, D, E, F and G. After discussion of the merits of each indication of interest and other related considerations, the NSAM board determined to invite all of the parties that had submitted formal indications of interest, other than Party G, to participate in the second round of the strategic alternatives process. The NSAM board also instructed Goldman Sachs to communicate to Party E that it was not interested in pursuing Party E's proposal to acquire a management contract under which NSAM managed a company (other than NRF). After the NSAM board meeting, another party also submitted an indication of interest for one of NSAM's non-NRF management contracts; this expression of interest was subsequently communicated to members of the NSAM board, which instructed Goldman Sachs that it was not interested in pursuing this proposal.

                Also on February 23, 2016, Mr. Schoenherr further discussed with representatives of Venable the possibility of increasing the size of the NRF board and adding a second member to the NRF special committee.

                On February 24, 2016, the non-overlapping NSAM directors held a meeting at which representatives of Fried Frank were also present. At the meeting, the non-overlapping NSAM directors discussed whether it would be advisable to retain a separate financial advisor, particularly given that NRF had submitted an indication of interest for a transaction with NSAM. The non-overlapping NSAM directors discussed the fact that, if a special committee of the NSAM board were to be formed, financial advisors retained by the non-overlapping NSAM directors could serve as the financial advisor to such committee.

                Also on February 24, 2016, the NRF board elected Mr. Rush, effective on March 1, 2016, as an independent director of the NRF board. Concurrently with the effectiveness of Mr. Rush's election to the NRF board, the size of the NRF board was increased from six to seven members, until the 2016 annual meeting of stockholders of NRF, at which point the size of the NRF board would be reduced back to six directors who would stand for election. Concurrently with his election to the NRF board, the size of the NRF special committee was increased to two members and Mr. Rush was appointed to serve on the NRF special committee.

                On February 26, 2016, after notifying NSAM, NRF publicly disclosed the prior formation of the NRF special committee and its retention of UBS as its financial advisor to advise on a potential recombination with NSAM.

                On February 29, 2016, Goldman Sachs sent letters to NRF, Party C and Party D instructing them to submit definitive, binding proposals for a transaction with NSAM no later than March 29, 2016. Thereafter, in mid-March, a draft merger agreement was provided to the remaining bidders, including NRF. Party E had indicated that it was only interested in pursuing a transaction along with Party C and thus it was not sent a separate letter. On multiple occasions throughout February and early March, Goldman Sachs requested that Party F submit a formal indication of interest and enter into a confidentiality agreement, but Party F ultimately determined not to proceed.

                On February 29, 2016, Land and Buildings sent a public letter to Judith Hannaway, the lead independent director of NSAM, expressing its disappointment with updates to the NSAM process and belief that there were "conflicts of interest" at NSAM and NRF. Land and Buildings also called upon Ms. Hannaway, in her capacity as lead independent director, to add "new independent directors to the NSAM board" and form a committee of "independent directors and advisors to lead the evaluation of strategic alternatives."

                On March 1, 2016, the NRF special committee held a meeting at which representatives of UBS, Hunton and Venable were present. At the meeting, representatives of UBS provided an overview of the second round process letter sent by Goldman Sachs on February 29, 2016. Mr. Rush also noted that he would be separately meeting with representatives of UBS to discuss the potential transaction with NSAM. In light of Mr. Rush's appointment to the NRF special committee effective that day, representatives of Venable again discussed with the NRF special committee certain relationships previously disclosed to Mr. Schoenherr regarding UBS, Hunton, Venable and members of NRF's management and the process guidelines.

                On March 5, 2016, detailed due diligence and reverse due diligence commenced between NSAM and NRF and Parties C, D and E. At the direction of the NSAM board, NSAM's management provided NRF and Parties C, D and E and their advisors with access to information regarding NSAM via a virtual data room, which was opened on March 5, 2016. Additionally, at the direction of the NSAM board, members of NSAM's management and representatives of NSAM conducted in-person meetings and calls with representatives of the remaining bidders and their advisors addressing business, financial, tax, legal, accounting and other diligence matters, both with respect to NSAM and with respect to the remaining bidders.

                On March 9, 2016, the non-overlapping NSAM directors held a meeting at which representatives of Fried Frank were also present. At the meeting, the non-overlapping NSAM directors further discussed whether it was advisable to retain a financial advisor. After discussion, the non-overlapping NSAM directors determined that it was in the best interests of NSAM and NSAM's stockholders for the non-overlapping NSAM directors to retain a financial advisor. In addition, the non-overlapping NSAM directors discussed potential payments that certain members of NSAM's management would receive in a potential change of control transaction under pre-existing agreements with NSAM, and the possibility of requesting management reduce such compensation.

                Between March 9 and March 19, 2016, the non-overlapping NSAM directors contacted and interviewed four potential investment banks. Following discussion, including discussion of potential historical relationships of Evercore Group L.L.C., which we refer to as Evercore, with potential bidders, and confirmation that Evercore was not subject to any conflicts of interest that would affect its ability to provide independent financial advice to them, the non-overlapping NSAM directors determined to retain Evercore, subject to the negotiation of an engagement letter.

                On March 10, 2016, Party D informed Goldman Sachs that it was formally withdrawing from the process due to Party D-specific considerations.

                Also on March 10, 2016, the NSAM board held a meeting. Representatives of management, Goldman Sachs, Sullivan & Cromwell and Fried Frank attended the meeting. At the meeting, Goldman Sachs provided an update on the status of the strategic alternatives process. In addition, members of NSAM's management presented to the NSAM board financial projections for NSAM prepared by management at the direction of the NSAM board in connection with NSAM's exploration of strategic alternatives. Members of NSAM's management also discussed with the NSAM board the key assumptions underlying the projections. After discussion, the NSAM board, including each of the non-overlapping NSAM directors, approved the use of the projections in connection with the strategic alternatives process.

                On March 11, 2016, the NRF special committee held a meeting, attended by representatives of UBS, Hunton and Venable. At the meeting, representatives of UBS provided an update on the status of the potential transaction with NSAM, including the proposed potential exchange ratio for the transaction, and financing considerations relating to the potential transaction. Representatives of Hunton updated the NRF special committee regarding potential legal and tax considerations relating to the potential transaction. Representatives of UBS and Hunton also updated the NRF special committee regarding the diligence process.

                On March 16, 2016, the NRF special committee held a meeting, attended by representatives of UBS, Hunton and Venable. At the meeting, representatives of UBS and Hunton provided an update on the status of a potential transaction with NSAM. The NRF special committee also discussed certain tax, legal and regulatory matters relating to the potential transaction with NSAM and NRF's management's view of the tax implications of the potential transaction, which had been communicated to a representative of Hunton. Representatives of UBS and Hunton also provided an update regarding the diligence process.

                On March 21, 2016, given that NRF was one of only two potential counterparties that remained interested in engaging in discussions concerning a potential transaction with NSAM, the NSAM board determined to create a special committee, with the power and authority to manage and oversee the negotiations with NRF and any other remaining counterparties. Following discussion, the NSAM board unanimously approved the establishment of a special committee consisting of the non-overlapping NSAM directors and vested the NSAM special committee with, among other things, the power and authority of the NSAM board to manage and oversee the NSAM strategic alternatives process, evaluate possible strategic alternatives or other transactions that may be available to NSAM, manage and oversee the negotiations of any definitive agreement with respect to any strategic alternatives and make a recommendation to the NSAM board regarding whether to undertake and approve one or more strategic alternatives that may result from the process. In addition, the NSAM board determined that it would not approve any transaction or other strategic alternative without the affirmative recommendation of the NSAM special committee. That same day, NSAM issued a news release announcing the formation of the NSAM special committee and stating that the NSAM special committee had retained Evercore as its financial advisor and Fried Frank as its legal advisor. Between the formation of the NSAM special committee and the announcement of the Mergers, the NSAM special committee met formally 18 times, in addition to many other conference calls and communications, as well as meetings of the non-overlapping NSAM directors prior to the formation of the NSAM special committee.

                On March 21, 2016, at the request of Party C, NSAM extended the bid deadline to April 5, 2016 to give the bidders more time to prepare second round bids.

                On March 22, 2016, the NRF special committee held a meeting. At the request of the NRF special committee, members of NRF's management attended the meeting. Representatives of UBS, Hunton and Venable also attended. At the meeting, representatives of UBS provided an update regarding the potential transaction with NSAM. At the request of the NRF special committee, members of NRF's management outlined the benefits they anticipated from the potential transaction with NSAM, and responded to questions from the NRF special committee.

                On March 26, 2016, the NSAM special committee held a meeting, which was attended by representatives of Fried Frank. At the meeting, the NSAM special committee appointed Mr. Cummings as its chairman. In addition, representatives of Fried Frank reviewed the fiduciary duties of the members of the NSAM special committee and the NSAM special committee's role and authority, including its ability to reject any proposed transaction. The NSAM special committee also reviewed, among other things, potential payments that certain members of NSAM's management would receive in a possible change of control transaction under pre-existing agreements between members of NSAM's management, on the one hand, and NSAM, NRF and/or NRE, on the other hand, and the merits and possibility of requesting that management agree to modify or reduce the payments they would receive in connection with a potential transaction.

                On March 30, 2016, the NRF special committee held a meeting. At the request of the NRF special committee, members of NRF's management attended part of the meeting. Representatives of UBS, Hunton and Venable also attended. At the meeting, representatives of UBS provided an update regarding the potential transaction with NSAM during which the NRF special committee discussed, among other matters, each of NRF's and NSAM's current position in the market, the advantages and disadvantages of undertaking the potential transaction with NSAM, the anticipated structure of the potential transaction, debt obligations of NRF that would become due as a result of the potential transaction and the potential consideration to be paid by NRF in connection with the potential transaction, including the possibility of paying with a mix of cash and stock or paying a premium above NSAM's current market price and a potential bridge financing facility to be provided by UBS in connection with the potential transaction. Following NRF's management leaving the meeting, the NRF special committee went into executive session to discuss the foregoing, including the information provided by NRF's management.

                Also on March 30, 2016, Mr. Hamamoto had a lunch meeting with Richard B. Saltzman, Chief Executive Officer and President of Colony. At the meeting, Mr. Saltzman indicated that Colony had not been interested in pursuing a transaction solely with NSAM because, among other reasons, such a transaction would not create sufficient scale, optimize value, minimize conflicts of interest or solve certain corporate governance and REIT compliance concerns; however, Mr. Saltzman indicated that Colony may be interested in pursuing a transaction with both of NSAM and NRF. Given the ongoing strategic alternatives process at NSAM, Mr. Hamamoto suggested that Colony contact NRF and UBS to discuss a potential transaction, and Colony subsequently did so.

                On March 31, 2016, the NSAM special committee met twice. At the invitation of the NSAM special committee, representatives of management, Goldman Sachs, Evercore, Fried Frank and Sullivan & Cromwell attended the first meeting and representatives of Evercore and Fried Frank attended the second meeting. At the first meeting, representatives of Goldman Sachs reviewed the strategic alternatives process to date. At the second meeting, representatives of Evercore discussed certain information that NSAM's management provided to Evercore at the direction of the NSAM special committee, as well as the possibility of selling the NRF management agreement and other alternatives regarding the NRF management agreement. In addition, the NSAM special committee requested that representatives of Evercore contact Party F, which previously had expressed interest informally in an acquisition of NSAM but had subsequently dropped out, to ascertain their interest in a potential transaction with NSAM.

                On April 1, 2016, representatives of Evercore spoke with representatives of Party F, who confirmed that Party F was not interested in pursuing a transaction with NSAM.

                Also on April 1, 2016, the NRF special committee held a meeting. At the request of the NRF special committee, members of NRF's management attended the meeting. Representatives of UBS, Vinson & Elkins and Venable also attended the meeting. At the beginning of the meeting, a representative of Vinson & Elkins explained that the attorneys from Hunton that had been representing NRF had moved to Vinson & Elkins, effective as of April 1, 2016. Following discussion, the NRF special committee engaged Vinson & Elkins as counsel to NRF, replacing Hunton. At the request of the NRF special committee, Mr. Hamamoto then explained his recent conversation with Mr. Saltzman regarding a potential transaction combining NSAM, NRF and Colony into a single entity. Following discussion, the NRF special committee authorized Venable and Vinson & Elkins to have Colony execute a joinder to the confidentiality agreement previously entered into between NSAM and NRF. The NRF special committee also discussed requesting an extension regarding the second-round bid deadline in order to evaluate a potential transaction combining NSAM, NRF and Colony into a single entity and discussed obtaining a standstill agreement from Colony.

                Later on April 1, 2016, Colony executed a joinder to the confidentiality agreement previously entered into between NSAM and NRF.

                In early April 2016, Party C communicated to NSAM that it would likely not be able to meet NSAM's bid deadline of April 5, 2016 and requested an extension. Party C also requested that it be permitted to enter into discussions with potential financing sources and the NSAM special committee granted permission for it to do so. In addition, as a result of Colony's potential interest, NRF also indicated that it would be difficult to meet the April 5, 2016 bid deadline.

                On April 3, 2016, the NRF special committee held a meeting. At the request of the NRF special committee, members of NRF's management attended part of the meeting. Representatives of UBS, Vinson & Elkins and Venable also attended the meeting. At the request of the NRF special committee, members of NRF's management provided an update on conversations they had with members of Colony's management since the NRF special committee meeting on April 1, 2016. The NRF special committee authorized UBS to request an extension of the second-round bid deadline. Following members of NRF's management leaving the meeting, the NRF special committee went into an executive session. During the executive session, representatives of Venable reminded the members of the NRF special committee of their duties as directors of a Maryland corporation, including certain additional considerations that may be applicable to a potential three-party transaction involving NRF, NSAM and Colony. The NRF special committee also further discussed the materials considered at the meeting.

                On April 3, 2016, the NSAM special committee held a meeting at which representatives of Evercore and Fried Frank were also present. At the meeting, representatives of Evercore and Fried Frank discussed with the NSAM special committee that Colony had discussed with NRF the possibility of jointly proposing a three-party transaction involving Colony, NRF and NSAM and that Party C and NRF had both requested an extension of the bid deadline. After discussion, the NSAM special committee determined to extend the bid deadline to the close of business on April 19, 2016 to provide Party C the opportunity to develop a fully financed bid and to provide NRF and Colony the opportunity to develop a joint proposal. Additionally, Evercore reported that Party F was not interested in pursuing a transaction with NSAM at this time, however Evercore would continue to reach out to other potential transaction counterparties.

                On April 3, 2016, Colony entered into mutual standstill agreements with each of NSAM and NRF, limiting each party's ability to acquire the stock of the other parties. Also on April 3, 2016, members of NSAM's, NRF's and Colony's management, along with their respective legal and financial advisors, met at NSAM's headquarters to discuss the prospect of engaging in a potential three-party transaction.

                On April 4, 2016, the NRF board held a meeting. At the request of the NRF board, members of NRF's management as well as representatives of Vinson & Elkins attended part of the meeting. Representatives of UBS and Venable also attended the meeting. During the meeting and at the request of the NRF special committee, members of NRF's management updated the directors regarding the recent conversations between members of NRF's management and members of Colony's management regarding a potential three-party transaction involving NRF, NSAM and Colony. Representatives of UBS also informed the NRF board that the second-round bid deadline had been extended to the close of business on April 19, 2016. Following discussion, the NRF board confirmed that the NRF special committee would continue to oversee the process regarding both the potential two-party transaction between NRF and NSAM and the potential three-party transaction involving NRF, NSAM and Colony. At the end of the NRF board meeting, members of NRF's management, including management directors, and representatives of UBS and Vinson & Elkins left the meeting and the remaining directors, including the directors on the NRF special committee, held an executive session with Venable discussing, among other matters, the interests of NRF's management in the potential three-party transaction as well as in a potential two-party transaction with NSAM and the continued possibility that the NRF special committee may determine that submitting a bid for a potential two-party transaction with NSAM, rather than the potential three-party transaction involving Colony, may be in the best interests of NRF.

                During the week of April 4, 2016, at the direction of the NSAM special committee, representatives of Evercore met with representatives of UBS to discuss a potential transaction. Additionally, representatives of Colony began conducting due diligence on NRF in connection with a potential three-party transaction involving Colony, NRF and NSAM, and representatives of NRF and NSAM began conducting due diligence on Colony.

                On April 6, 2016, the legal representatives of each of NSAM, NRF and Colony held an organizational meeting at NRF's offices to discuss the diligence process and negotiations among the three parties and their various advisors.

                On April 7, 2016, at the direction of the NSAM special committee, representatives of Evercore met with a senior executive of Party C to discuss Party C's interest in a potential transaction with NSAM. The senior executive of Party C confirmed that it remained interested in a potential transaction but indicated that it was still working to secure financing for a bid and that it would likely not be able to submit a fully financed bid by the April 19, 2016 extended bid deadline.

                On April 9, 2016, the NSAM special committee held a meeting to discuss recent developments in NSAM's strategic alternatives process at which representatives of Evercore and Fried Frank were also present. Representatives of Evercore provided the NSAM special committee with an update on the strategic alternatives process, including their meeting with a senior executive of Party C. In addition, Evercore had identified two additional parties that had not yet been contacted in connection with the strategic alternatives process. The NSAM special committee authorized Evercore to contact those two parties. Evercore also reported that it held discussions with Parties A and B, one of which stated that it may be interested in buying assets or providing financing in connection with an NSAM-NRF transaction. Additionally, the NSAM special committee discussed with Evercore the possibility of restructuring the NRF management agreement, including selling all or part of the NRF management agreement back to NRF; however, Fried Frank noted that selling the NRF management agreement would result in substantial tax implications to NSAM. In addition, Fried Frank discussed with the NSAM special committee proposed updates to the process guidelines intended to reflect the appointment and mandate of the NSAM special committee. The NSAM special committee approved the updated process guidelines.

                During the week of April 10, 2016, at the direction of the NSAM special committee, representatives of Evercore and Goldman Sachs met with representatives of UBS to discuss the strategic alternatives process. The parties also noted that there was a material amount of diligence to be completed and that any proposed transaction involving NRF and Colony would, by virtue of its three-party nature, require additional analysis. In addition, on April 13 and 14, 2016, representatives of Evercore contacted the two additional parties it had discussed with the NSAM special committee at the April 9 meeting. Each of those two parties declined to participate in the strategic alternatives process.

                On April 11, 2016, the NRF special committee held two meetings, the first of which was attended by representatives of Vinson & Elkins and Venable. During the first meeting, the NRF special committee discussed potentially amending and supplementing the UBS engagement letter to give effect to the three-party transaction. At the second meeting, NRF's management attended at the request of the NRF special committee. Representatives of UBS, Vinson & Elkins and Venable also attended. During the second meeting, representatives of UBS provided an update to the NRF special committee regarding the review process being undertaken with regard to both the potential two-party transaction between NRF and NSAM and the potential three-party transaction involving NRF, NSAM and Colony. The NRF special committee determined to schedule an NRF board meeting in order to update the other members of the NRF board regarding the NRF special committee's process to provide them information in the event the other NRF board members would be required under Maryland law to vote on a potential transaction.

                On April 12, 2016, the NRF special committee held a meeting. At the request of the NRF special committee, members of NRF's management attended the meeting. Representatives of UBS and

Venable also attended the meeting. During the meeting, representatives of UBS discussed with the NRF special committee, among other things, the financial forecasts.

                On April 15, 2016, counsel to each of Colony, NSAM and NRF, along with members of NSAM's management and NRF's management, held a meeting to discuss the potential structure of a transaction involving Colony, NSAM and NRF.

                On April 16, 2016, the NSAM special committee held a meeting to discuss developments in NSAM's strategic alternatives process. Representatives of Evercore and Fried Frank reported to the NSAM special committee regarding the process.

                On April 18, 2016, the NRF special committee held a meeting. At the request of the NRF special committee, members of NRF's management attended the meeting. Representatives of UBS, Vinson & Elkins and Venable also attended. Representatives of UBS discussed, among other things: (i) the terms of a second round bid letter to be submitted to NSAM; (ii) various information with respect to Colony; (iii) the challenges presented by NRF being externally managed; and (iv) the potential benefits and risks of the potential three-party transaction including Colony. The NRF special committee also considered the advantages and disadvantages of undertaking a potential three-party transaction involving NSAM, Colony and NRF and the potential two-party transaction between NSAM and NRF, including the significantly higher synergies in a three-party transaction as compared to a two-party transaction. Following discussion, the NRF special committee authorized the submission of a second-round joint bid letter with Colony to NSAM only with respect to a three-party transaction.

                Also on April 18, 2016, the NRF board held a meeting, which was attended by all of the members of the NRF board. Also in attendance were members of NRF's management, who attended at the request of the NRF special committee, as well as representatives of UBS, Vinson & Elkins and Venable. At the meeting, representatives of UBS provided an update regarding certain financial aspects of the potential three-party transaction with NRF, NSAM and Colony, which included management's estimates on certain financial metrics, including synergies. A representative of Venable provided an update to the entire NRF board regarding the process guidelines, including updates to the process guidelines intended to reflect the appointment and mandate of the NSAM special committee.

                On April 18, the Colony board held a special meeting. At the meeting, members of Colony's management and all of the members of the Colony board discussed a potential three-party transaction involving NRF, NSAM and Colony, and the terms of the bid package to be delivered to NSAM.

                On April 19, 2016 the NRF special committee held a meeting. At the request of the NRF special committee, members of NRF's management attended the meeting. Representatives of UBS, Vinson & Elkins and Venable also attended. At the meeting, the NRF special committee discussed the proposed second-round bid to be submitted later that day, which would propose the potential three-party transaction among NRF, NSAM and Colony. Representatives of Vinson & Elkins noted that a proposed markup of the merger agreement would be submitted as part of NRF's bid, and reviewed the proposed merger agreement with the NRF special committee. Following discussion, the NRF special committee authorized the inclusion of a markup to NSAM's draft merger agreement with its submission of a second-round bid letter.

                Also on April 19, 2016, NSAM received two proposals—a proposal in the form of a letter from Party C (without Party E) and a joint proposal, consisting of a proposal letter, a proposed draft merger agreement and supporting documentation, from NRF and Colony. Party C proposed a transaction in which NSAM and Party C would combine, with investors in Party C receiving approximately 32% of the equity of the combined company with the NSAM stockholders receiving the remaining 68% of the equity of the combined company, no cash distribution to NSAM stockholders and, as a condition to closing, the combined company would have been required to raise an additional $100 to $150 million of convertible preferred equity capital for which no commitments (preliminary or otherwise) had been obtained. According to Party C, its proposed transaction would value the total equity of NSAM at $2.35 billion. Party C did not provide a markup for NSAM's draft merger agreement. In addition, Party C required a 60-day period of exclusivity in order to proceed. The joint proposal from NRF and Colony contemplated a three-party at-market stock-for-stock transaction at exchange ratios to be determined. NRF and Colony provided a markup of NSAM's draft merger agreement.

                On April 20, 2016, the NSAM special committee held a meeting to review on a preliminary basis the proposals submitted on April 19, 2016. Representatives of Goldman Sachs, Evercore and Fried Frank also attended the meeting. Representatives of Goldman Sachs, Evercore and Fried Frank reviewed the proposals with the NSAM special committee. The NSAM special committee determined to meet the following week to review the proposals in greater detail. At the conclusion of the meeting, the NSAM special committee held an executive session attended by representatives of Evercore and Fried Frank.
                On April 21, 2016, representatives of Evercore had an informal meeting with Mr. Barrack at which Mr. Barrack expressed Colony's interest in a potential three-party transaction.

                Although, as noted above, Colony was not interested in pursuing a two-party transaction with NSAM due to its concerns, many of these concerns were mitigated by the three-party transaction that was ultimately agreed to. For example, the concerns regarding the NRF management agreement are eliminated due to the termination of that agreement in the three-party transaction. Colony is of the view that the larger scale and scope of the resulting Company will provide a platform that should be successful as the retail fundraising market evolves. The nature of NRF's income and assets should allow the surviving company to qualify as a REIT. While Colony did not consider any specific transaction as an alternative to the Mergers, Colony consistently kept abreast of market opportunities.

                During the week of April 24, 2016, at the direction of the NSAM special committee, representatives of Evercore spoke with representatives of Party C to determine whether Party C had made any progress in its efforts to secure potential financing for a transaction with NSAM. Representatives of Evercore also met with Mr. Hamamoto to discuss the merits of pursuing a strategic transaction involving NRF and Colony and related considerations, as well as discussing the possibility of examining potential payments that certain members of NRF's management may receive in a possible change of control transaction.

                On April 29, 2016, the NSAM special committee held a meeting. Representatives of Goldman Sachs, Evercore, Fried Frank and Sullivan & Cromwell attended the meeting. During the meeting, representatives of Goldman Sachs and Evercore led separate discussions regarding the following potential alternatives: (i) NSAM on a standalone basis; (ii) a combination of NSAM with NRF and Colony; (iii) a combination with NRF only (although NRF had not submitted a proposal in which NRF and NSAM would be combined); (iv) a transaction involving Party C based on its proposal; and (v) the possibility of restructuring the NRF management agreement, including selling all or part of the NRF management agreement back to NRF. The financial advisors each discussed their respective preliminary financial analysis regarding NSAM on a standalone basis as well as each potential transaction. Goldman Sachs reported that it had approached several other parties in connection with a three-party transaction involving NRF and NSAM, but that none were interested in pursuing such a transaction.

                During the April 29, 2016 meeting, the NSAM special committee and its advisors discussed the merits of Party C's proposal and related considerations, as compared to the potential transaction involving NRF and Colony. The NSAM special committee and its advisors also discussed Party C's continued difficulty in securing financing for a potential transaction and its request for exclusivity. After a detailed discussion, the NSAM special committee determined that the proposal from Party C was not in the best interests of NSAM's stockholders and instructed Evercore to inform Party C that the NSAM special committee did not intend to pursue Party C's proposal at that time.

                On May 3, 2016, the NSAM special committee held a meeting at which representatives of Evercore and Fried Frank and, at the invitation of the NSAM special committee, Mr. Hamamoto and Mr. Tylis were present. At the meeting, the NSAM special committee discussed, among other things, the merits and considerations of a potential three-party transaction involving NSAM, NRF and Colony as compared to a two-party transaction between NRF and NSAM. Among other things, the NSAM special committee discussed:

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  the substantially increased cost synergies of a three-party transaction, which would allow for immediate accretion for NSAM stockholders;

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  that the increased scale would potentially enhance investor interest and improve access to capital;

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  transaction complexity and ease of execution; and

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  the diversification of the combined company's portfolio.

                In addition, the NSAM special committee discussed whether it would be more favorable for the NSAM stockholders to engage in a two-party transaction with NRF first, and then combine with Colony at a later time, but also considered the risk that Colony would not be interested in a subsequent transaction, at all or on an "at-the-market" basis. In response to questions from the NSAM special committee, Mr. Hamamoto and Mr. Tylis expressed their support for a three-party transaction. Mr. Hamamoto and Mr. Tylis also expressed their support for a two-party transaction if the proposed three-party transaction could not be achieved on mutually beneficial terms or could not otherwise be accomplished. After Mr. Hamamoto and Mr. Tylis left the meeting, the NSAM special committee also discussed the interests of senior management in a three-party transaction as compared to a two-party transaction.

                On May 5, 2016, the entire Colony board held a regular board meeting. Certain members of Colony's management team that had been invited to participate in the meeting provided an update to the Colony board on the discussions involving Colony, NSAM and NRF regarding a potential three-party transaction involving NSAM, NRF and Colony and the anticipated timeline as well as the fact that the NSAM special committee was evaluating the merits and considerations of a potential three-party transaction involving NSAM, NRF and Colony as compared to a two-party transaction between NRF and NSAM. Among other matters, the Colony board discussed substantial cost synergies, substantially increased scale, potentially resulting in enhanced access to deal flow and diversification of the portfolio and distribution channels. The consensus view of the Colony management team, which was expressed to the Colony board, was support in continuing forward with discussions, both internally and with NSAM and NRF and their respective representatives, regarding a potential transaction.

                On May 6, 2016, Goldman Sachs received a phone call from a reporter who claimed to be in possession of information about a potential transaction involving NSAM and Colony and who intended to publish a story reporting such information. NSAM's representatives contacted NRF and Colony to inform them about the call from the reporter and discussed how each party would like to react. That day, the NSAM special committee held a meeting. Representatives of NSAM's management, Goldman Sachs, Evercore, Fried Frank and Sullivan & Cromwell attended the meeting. At the meeting, the NSAM special committee discussed its concern that an inaccurate news article could detrimentally impact NSAM's strategic alternatives process, and determined to issue a press release. Representatives of NSAM's management reported that Colony had indicated that it was unwilling to issue a joint statement without an exclusivity arrangement with NSAM and NRF. Accordingly, following discussion, the NSAM special committee approved NSAM entering into an exclusivity arrangement with NRF and Colony that would extend to May 23, 2016, which the parties subsequently entered into. The NSAM special committee also authorized the issuance of a press release announcing that NSAM had "entered into exclusive negotiations based upon a joint proposal from Colony and NRF to NSAM for a tri-party all stock "at-the-market" business combination based on historical trading prices."

                Also on May 6, 2016, the NRF special committee held a meeting to discuss the call from the reporter received by Goldman Sachs. At the request of the NRF special committee, members of NRF's management attended the meeting. Representatives of Vinson & Elkins and Venable also attended. The NRF special committee expressed concern regarding the possibility that an inaccurate public report could adversely affect the potential three-party transaction among NRF, NSAM and Colony. Following discussion, the NRF special committee directed NRF's management to prepare a press release to be issued.

                Also on May 6, 2016, members of Colony's senior management and Colony's representatives had multiple telephonic conversations with each other as well as with the NRF special committee, the NSAM special committee and their respective representatives with respect to the issuance of a press release stating that the parties were in exclusive negotiations regarding the possibility of a transaction involving NRF, NSAM and Colony.

                Following each of the NSAM special committee meeting and the NRF special committee meeting, NSAM, NRF and Colony jointly issued a press release stating that the parties were in exclusive negotiations regarding the possibility of a three-party, at-the-market transaction.

                On May 8, 2016, Colony and NRF submitted a letter to NSAM providing further detail regarding the potential cost savings anticipated by a three-party transaction as well as proposed management of the combined companies.

                In early May 2016, the NSAM special committee requested that Mr. Hamamoto propose a reduction to the change of control and severance payments that would be owed to members of NSAM's management in connection with the potential transaction pursuant to pre-existing management agreements.

                On May 9, 2016, the NSAM special committee held a meeting. Representatives of Evercore and Fried Frank attended the meeting. At the meeting, the NSAM special committee and its advisors discussed recent developments in the strategic alternatives process.

                Also on May 9, 2016, the NRF special committee held a meeting. At the request of the NRF special committee, members of NRF's management attended the meeting. Representatives of UBS, Vinson & Elkins and Venable also attended. During the meeting, representatives of UBS provided an update on the potential three-party transaction involving NRF, NSAM and Colony, the ongoing diligence process and potential sources of financing for the potential three-party transaction, including UBS, and the size of any bridge financing facility to be entered into in connection with the three-party transaction.

                On May 10, 2016, representatives of NSAM distributed a revised draft of the merger agreement to representatives of NRF and Colony.

                On May 11, 2016, the NRF special committee held a meeting, which was attended by representatives of UBS, Vinson & Elkins and Venable. At the meeting, representatives of Venable and Vinson & Elkins discussed with the NRF special committee extending the exclusivity agreement, previously entered into on May 6, 2016, among NSAM, Colony and NRF, by which the parties would agree to negotiate exclusively regarding the potential three-party transaction. Representatives of Venable noted that Colony had requested the letter in connection with the public announcement of the potential three-party transaction on May 6, 2016. The NRF special committee approved the extension to the exclusivity arrangement.

                On May 12, 2016, the NRF special committee held a meeting, which was attended by representatives of Venable. During the meeting, representatives of Venable reminded the NRF special committee that UBS was engaged solely by the NRF special committee. The NRF special committee also discussed UBS's potential role in providing financing in connection with the potential three-party transaction among NSAM, NRF and Colony.

                Also on May 12, 2016, Colony, NRF and NSAM entered into a letter agreement pursuant to which the parties agreed to negotiate exclusively regarding the potential three-party transaction until May 23, 2016.

                On May 13, 2016, the NSAM board held a meeting. Representatives of NSAM's management, Goldman Sachs, Evercore, Sullivan & Cromwell and Fried Frank attended the meeting. At the meeting, Goldman Sachs and Evercore provided an update on the strategic alternatives process and the bids received as part of the second round, as well as market reaction to the joint press release regarding the potential three-party transaction with NRF and Colony. Sullivan & Cromwell provided an overview of the current status of the transaction structure and key terms.

                Also on May 13, 2016, the NRF special committee held a meeting. Representatives of UBS, Vinson & Elkins and Venable attended the meeting. At the meeting, UBS provided an update on the potential three-party transaction involving NSAM, NRF and Colony. The discussion involved, among other matters, the ratio by which shares of NRF common stock would be exchanged for shares of the surviving entity and potential debt financing terms.

                Also on May 13, 2016, the NRF board held a meeting, which was attended by all of the members of the NRF board. At the request of the NRF special committee, members of NRF's management attended and representatives of UBS and Vinson & Elkins attended part of the meeting. Representatives of Venable also attended the meeting. At the meeting, UBS provided an update regarding certain financial aspects of the potential three-party transaction involving NRF, NSAM and Colony. The NRF special committee also discussed NRF management's estimates on certain financial metrics, including synergies, potential sources of debt financing and each of Colony's, NRF's and NSAM's earnings results for the first quarter of 2016. Representatives of Vinson & Elkins also led a discussion regarding certain material terms contained in the merger agreement. A representative of Venable reminded the NRF board of the process guidelines. After NRF's management, including the management directors, left the meeting, Ms. Hannaway, Mr. Wesley D. Minami and Mr. Louis J. Paglia, who we refer to as the overlapping directors, as well as Messrs. Schoenherr and Rush, met in executive session. The representatives of UBS and Vinson & Elkins also left the meeting. Representatives of Venable remained throughout the executive session. During the executive session, the remaining directors discussed the matters raised at the meeting.

                Over the next several weeks, at the direction of the NSAM special committee, representatives of Evercore and NSAM's management met regularly to negotiate the size and scope of the reductions to NSAM management's compensation arrangements. After negotiations, management and the NSAM special committee agreed that, in connection with the closing of the proposed transaction:

(i) Messrs. Hamamoto, Tylis and Gilbert would forgo the vesting of 2.6 million shares (and the payment of related accumulated dividends) that would have otherwise vested pursuant to the terms of their performance-based equity awards with a value of approximately $33 million (based on share prices as of May 31, 2016); (ii) those members of NSAM's management would forgo their rights to receive any cash severance following closing of the proposed transaction; (iii) those members of NSAM's management would be granted combined company equity awards, subject to a one-year vesting period with an aggregate value that is approximately $52 million less than the estimated cash severance that Messrs. Hamamoto, Tylis and Gilbert would have been entitled to receive if they voluntarily terminated their employment following the closing of the proposed transaction, with the shares received pursuant to such awards subject to an additional one-year post-vesting holding period for Mr. Hamamoto and Mr. Gilbert under certain circumstances; (iv) those members of NSAM's management would agree to an extension of the terms of their respective agreements not to compete with NSAM; and (v) base salary and annual bonus opportunity for services performed for the combined company in 2017 would be eliminated for those members of NSAM's management. Refer to the sections entitled "—Interests of NSAM's Directors and Executive Officers in the Mergers" beginning on page 211 of this joint proxy statement/prospectus and "—Interests of NRF's Directors and Executive Officers in the Mergers—Information for Advisory Vote on Merger-Related Compensation for the NSAM and NRF Named Executive Officers" beginning on page 222 of this joint proxy statement/prospectus for more information.

                On May 16, 2016, NSAM received a revised draft of the merger agreement from representatives of NRF and Colony. Between May 16, 2016 and June 2, 2016, representatives of NSAM, NRF and Colony exchanged revised drafts of the merger agreement and other transaction documents and negotiated the terms and conditions of those documents. Among other items, advisors to NSAM, NRF and Colony engaged in negotiations related to the exchange ratios, the conditions upon which the merger agreement would be terminable, when a termination fee would be payable or transaction expenses would be reimbursable, the amount of such termination fee and maximum amount of expenses reimbursable, the restrictions on each Company's operations between signing the merger agreement and consummation of the transactions contemplated therein without the prior written consent of the other Companies, the ability to waive existing standstills if fiduciary or similar duties under applicable law require and debt financing requirements and rights if NSAM as manager of NRF causes NRF to breach such documents.

                Also on May 16, 2016, the NRF special committee held a meeting, which was attended by representatives of UBS and Venable. At the meeting, UBS discussed financial aspects of NRF on a standalone basis if the NRF special committee determined not to undertake the potential three-party transaction involving NRF, NSAM and Colony. The NRF special committee discussed the projections, including the assumptions NRF's management used in modeling the projections.

                On May 18, 2016, at the direction of the NSAM special committee, representatives of Evercore met with Mr. Hamamoto to discuss certain payments to NSAM's management in the event of a change of control. At the meeting, they discussed potential reductions to the total monetary value of severance payments and performance-based equity compensation that members of NSAM's management otherwise would be entitled to receive in connection with the potential transaction with NRF and Colony. Mr. Hamamoto also discussed the possibility that NSAM's management could agree that the remaining severance payments that members of management would otherwise be entitled to receive (after giving effect to the reduction) would convert into equity of the combined company subject to a vesting period of one year.

                Also on May 18, 2016, the NRF special committee held a meeting, which representatives of Venable attended. At the meeting, a representative of Venable discussed the current quorum and director approval requirements for a transaction under Maryland law and NRF's bylaws and the ability of the NRF board to amend the bylaws to reduce the number of directors necessary to constitute a quorum at any meeting of the NRF board from a majority of the directors to one-third of the directors then serving on the NRF board. A representative of Venable explained that reducing the quorum requirement to one-third would provide an option to the directors who sit on both the NRF board and the NSAM board to be able to recuse themselves without impacting the vote on the potential three-party transaction. Following discussion, the NRF special committee directed Venable to raise the possibility of reducing the quorum requirement with the other NRF directors to receive their views, which it later did on May 23, 2016.

                On May 19, 2016, the NRF special committee held a meeting. In attendance were representatives of UBS, Vinson & Elkins and Venable. At the meeting, representatives of Vinson & Elkins reviewed material provisions of the merger agreement and representatives of UBS discussed, among other things: (i) an overview of Colony, NSAM and NRF as standalone entities; (ii) the proposed financial terms of the potential three-party transaction; and (iii) the benefits and considerations of undertaking a potential three-party transaction involving NSAM, NRF and Colony rather than a potential two-party transaction between NSAM and NRF. Representatives of Vinson & Elkins and Venable also reviewed the stockholder votes required to approve the potential three-party transaction.

                Thereafter, on May 20, 2016, the NSAM special committee held a meeting. Representatives of Evercore and Fried Frank attended the meeting. At the meeting, the NSAM special committee discussed making a counterproposal to the bid received from Colony and NRF in which the exchange ratio would imply a premium to NSAM's stock price. In addition, in light of the willingness of NSAM's management to substantially reduce the amount of overall severance and forgo cash severance, the counterproposal would permit NSAM to pay holders of NSAM stock a special cash dividend.

                Later in the day, Mr. Cummings, the chairman of the NSAM special committee, spoke with Mr. Schoenherr to inform him that the NSAM special committee was negotiating a potential reduction in severance payments to NSAM's management pursuant to pre-existing executive compensation arrangements in connection with a change-of-control transaction involving NRF and Colony.

                On May 22, 2016, representatives of Evercore met with Mr. Barrack and Mr. Saltzman to discuss certain open items in connection with the transaction as well as NSAM's desire that its stockholders receive a premium given the proposed composition of management and the board of directors of the combined company. They also discussed the rationale for NSAM stockholders realizing the benefits associated with the willingness of NSAM's management to substantially reduce the amount of overall severance and forgo cash severance pursuant to pre-existing executive compensation arrangements through the payment by NSAM of a special dividend.

                On May 23, 2016, the NRF special committee held three meetings. Representatives of Vinson & Elkins and Venable attended all three meetings and representatives of UBS attended two of the three meetings. At the meetings, a representative of UBS updated the committee on the status of: (i) due diligence review; (ii) extension of the exclusivity agreement with Colony and NSAM; and (iii) potential payments to members of NRF's management in a potential three-party transaction. Representatives of Venable and UBS also discussed with the NRF special committee the possibility of pursuing a two-party transaction with NSAM. The NRF committee reaffirmed its judgment that a three-party transaction involving NRF, NSAM and Colony remained in the best interests of NRF, but also confirmed that it would be interested in pursuing a potential two-party transaction if the potential three-party transaction was not viable and directed representatives of Venable and NRF to relay that willingness to NSAM's advisors, which was later done by a representative of Venable to a representative of Fried Frank and by a representative of UBS to a representative of Evercore.

                Also on May 23, 2016, at the request of the NRF special committee, representatives of Vinson & Elkins and Venable met with the overlapping directors to discuss potentially amending the bylaws to reduce the number of directors necessary to constitute a quorum at any meeting of the NRF board from a majority of the directors to one-third of the directors then serving on the NRF board. A representative of Venable stated that reducing the quorum requirement to one-third would provide an option to the directors on both the NRF board and the NSAM board to recuse themselves without impacting the vote on the potential three-party transaction. A representative of Venable also noted that the NRF special committee directed Venable to obtain the views of the overlapping directors on this point, which was later decided on May 29, 2016.

                On May 24, 2016, NSAM, NRF and Colony extended the exclusivity agreement until May 27, 2016. In addition, on May 24, 2016, a privately held company, which we refer to as private company 1, contacted Goldman Sachs to express its interest in buying assets if any of the combining companies were seeking to divest assets in connection with the transaction.

                On May 25, 2016, the NRF special committee held a meeting attended by representatives of UBS and Venable. At the meeting, the NRF special committee discussed with its advisors business items to be negotiated at an upcoming meeting among Mr. Hamamoto, Mr. Tylis, Mr. Barrack, Mr. Saltzman and representatives of Evercore and whether a representative of UBS or the NRF special committee should be present at such meeting, which was determined to not be advisable. At this meeting the NRF special committee also determined that Mr. Rush should contact Mr. Saltzman directly to discuss certain business matters. UBS also provided an update regarding the potential three-party transaction involving NSAM, NRF and Colony.

                On May 26, 2016, Mr. Rush had a telephone conversation with Mr. Saltzman regarding ownership of the combined company and certain tax considerations.

                Also on May 26, 2016, the NRF special committee held a meeting. At the request of the NRF special committee, members of NRF's management attended part of the meeting. Representatives of UBS, Vinson & Elkins and Venable also attended. At the meeting, Ms. Hess reviewed the accounting diligence that had been performed on NSAM and Colony. Mr. Rush provided an update to the NRF special committee regarding the telephone conversation he had with Mr. Saltzman earlier that day.

                On May 27, 2016, representatives of Evercore met with Mr. Hamamoto, Mr. Tylis, Mr. Saltzman and Mr. Barrack to discuss the NSAM special committee's request that NSAM be permitted to pay a $125 million cash dividend to NSAM's stockholders prior to closing the proposed transaction in light of the willingness of NSAM's management to substantially reduce the amount of overall severance and forgo cash severance pursuant to pre-existing executive compensation arrangements. During that meeting, the participants also discussed potential exchange ratios in connection with the proposed transaction, based on volume weighted average prices of the three Companies. Following lengthy prior discussions with and among NSAM's and NRF's advisors, Mr. Barrack proposed that Colony stockholders would own 33.50% of the combined company. After further negotiations with NSAM's and NRF's advisors, the Colony stockholders' percentage was subsequently reduced to 33.25% and the parties decided that the remainder of the allocation of the equity be negotiated between NSAM and NRF. Representatives of Evercore subsequently had a discussion with UBS to negotiate the ownership percentage that NRF would receive in the proposed transaction.

                Also on May 27, 2016, the NSAM special committee held a meeting. Representatives of Evercore and Fried Frank attended the meeting. At the meeting, representatives of Evercore and Fried Frank provided the NSAM special committee with an update on negotiations with NRF and Colony, including discussions regarding ownership of the combined company.

                On May 27, 2016, the NRF special committee held a meeting. Representatives of UBS, Vinson & Elkins and Venable attended the meeting. At the meeting, representatives of UBS provided the NRF special committee with an update on negotiations with NSAM and Colony, including discussions regarding ownership of the combined company.

                On May 29, 2016, the NRF board held a meeting. At the request of the NRF special committee, members of NRF's management attended the meeting. Representatives of Vinson & Elkins and Venable also attended the meeting. At the meeting, a representative of Venable reminded the members of the NRF board of their prior discussions regarding the requirement under Maryland law that the NRF board approve the proposed three-party transaction and the option to reduce the quorum for director meetings to provide an option to the directors on both the NRF board and the NSAM board to be able to recuse themselves without impacting the vote on the potential three-party transaction. The NRF board unanimously approved an amendment and restatement of the NRF bylaws to reduce the number of directors necessary to constitute a quorum at any meeting of the NRF board from a majority of the directors to one-third of the directors then-serving on the NRF board.

                On May 30, 2016, the NSAM board held a meeting to discuss the strategic alternatives process. Representatives of Goldman Sachs, Evercore, Sullivan & Cromwell and Fried Frank attended the meeting. Immediately after the meeting was called to order, Ms. Hannaway and Messrs. Hamamoto, Minami, Paglia and Tylis recused themselves from participating in the meetings of the NSAM board in which the NSAM board deliberated and voted on the merger agreement and the transactions contemplated by the merger agreement in light of their dual roles as directors of NRF and NSAM. Following the recusal and departure of Ms. Hannaway and Messrs. Hamamoto, Minami, Paglia and Tylis, the meeting was deemed a joint meeting of the NSAM board and NSAM special committee given that the remaining directors of the NSAM board attending were also the members of the NSAM special committee. During the meeting, it was discussed that the parties had reached a preliminary agreement with respect to the ownership percentage of the combined company that would be allocated to stockholders of Colony, but that the parties had not yet agreed on the pro forma ownership split between NSAM and NRF. In addition, the NSAM special committee and its advisors discussed a potential agreement to be entered into between NSAM and NRF relating to the payment of termination fees by NRF under certain circumstances, among other things.

                In addition, during the May 30, 2016 joint meeting, representatives of Sullivan & Cromwell and Fried Frank reviewed the fiduciary duties of the directors and the key provisions of the draft merger agreement, including the deal-protection provisions of the merger agreement. At the meeting, representatives of each of Goldman Sachs and Evercore provided an overview of the valuation analyses performed by each of them, including their respective financial analysis of the proposed transaction with NRF and Colony as well as each Company involved on a standalone basis. At the request of the directors, Messrs. Hamamoto, Tylis and Lieberman joined the meeting to discuss, among other things, NSAM's management's comfort with cost savings projections and an update on reverse due diligence on Colony.

                On May 30, 2016, the NRF special committee held a meeting. Representatives of UBS, Vinson & Elkins and Venable attended the meeting. At the meeting, a representative of Venable gave a presentation regarding the duties under Maryland law of the members of the NRF board. A representative of UBS noted that the parties had reached a preliminary agreement with respect to the ownership percentage of the combined company that would be allocated to stockholders of Colony, but that the parties had not yet agreed on the pro forma ownership split between NSAM and NRF. UBS discussed various financial aspects of the proposed transaction with the NRF special committee. Also at the meeting, representatives of Vinson & Elkins reviewed the terms of the merger agreement and amounts that members of management would receive in connection with the proposed transaction, including change of control payments and accelerated vesting of equity awards. Representatives of

Vinson & Elkins also reviewed the terms of a potential agreement to be entered into between NRF and NSAM relating to the payment of termination fees by NRF under certain circumstances, among other things.

                Also on May 30, 2016, the NRF board held a meeting. At the request of the NRF special committee, members of NRF's management attended the meeting. Representatives of UBS, Vinson & Elkins and Venable also attended the meeting. A representative of Venable notified the NRF board that a meeting of the NRF board was scheduled for May 31, 2016 for purposes of considering the potential three-party transaction. Each of Messrs. Hamamoto, Minami and Paglia and Ms. Hannaway expressed their intention to recuse themselves from the current meeting and all other meetings considering the potential three-party transaction because of their overlapping positions as members of each of the NRF board and the NSAM board. Mr. Tylis expressed his intention to recuse himself from any approval at such meeting but stated that he would attend the meeting for purposes of obtaining a quorum. Mr. Hamamoto confirmed that he was available to answer any questions that the members of the NRF special committee had, but would also recuse himself from any approval at such meeting. Thereafter, Messrs. Hamamoto, Minami and Paglia and Ms. Hannaway left the meeting. A representative of Venable noted that all of the agenda items for the current NRF board meeting were addressed at the NRF special committee meeting that preceded the NRF board meeting. The members of the NRF board still in attendance, Messrs. Schoenherr, Rush and Tylis, determined that such matters did not need to be re-addressed at the NRF board meeting because only members of the NRF special committee, who already had considered the same agenda items, would do so at the NRF board level.

                On May 31, 2016, the NRF special committee held two meetings. Representatives of UBS, Vinson & Elkins and Venable attended both meetings. At the first NRF special committee meeting on May 31, 2016, UBS reviewed the status of negotiations regarding the pro forma ownership split between NSAM and NRF. The NRF special committee directed UBS to negotiate for increased ownership by NRF stockholders. At the second meeting on May 31, 2016, the NRF special committee received a presentation regarding the due diligence conducted and a summary of the terms of the proposed credit facility to be entered into in connection with the potential three-party transaction, including acknowledgement that UBS was participating in providing the facility. The NRF special committee discussed the status of negotiations among the parties. In addition, the NRF special committee reviewed and discussed, among other matters, the following items: (i) the transaction expenses, including executive change of control payments; (ii) the risks to NRF posed by the potential three-party transaction; (iii) the business plan for the combined company; (iv) impact of the announcement of the potential three-party transaction on the NRF stock price; (v) the status of the proposed termination fees, including the terms of a potential agreement to be entered into between NRF and NSAM relating to the payment by NRF of termination fees under certain circumstances, among other things; and (vi) the doubtfulness of bidders for NRF, without a simultaneous acquisition of NSAM, given NRF and NSAM's relationship under the NRF management agreement.

                Also on May 31, 2016, the entire Colony board convened to discuss the potential three-party transaction involving NSAM, NRF and Colony. A representative of Hogan Lovells attended the meeting and reviewed with the directors their duties as directors of a Maryland corporation in a transaction of this nature and responded to questions raised by certain of the directors. At the end of this discussion, the representative of Hogan Lovells excused himself from the meeting. The Colony board discussed the status of negotiations among the parties and discussed in detail the status of the proposed transaction, the terms of the transaction and the business of each of the parties. Colony's financial advisor, BofA Merrill Lynch, discussed with the Colony board certain financial aspects of the potential transaction.

                On June 1, 2016, representatives of Evercore, acting at the direction of the NSAM special committee, met with representatives of NRF and representatives of Colony to further discuss, among other things, the proposed ownership of the combined company. In addition, representatives of Evercore proposed increasing the special dividend that NSAM would be permitted to pay to NSAM stockholders to $145 million and decreasing the percentage of the combined company that would be held by stockholders of Colony. In addition, on or about June 1, 2016, another privately held company substantially smaller than Colony, NSAM and NRF, which we refer to as private company 2, contacted NSAM and expressed its interest in a potential three-party transaction with NSAM and NRF.

                Also on June 1, 2016, the NSAM board and the NSAM special committee held a joint meeting, and only directors who were members of the NSAM special committee attended the meeting. As noted above, Ms. Hannaway and Messrs. Hamamoto, Minami, Paglia and Tylis had determined to recuse themselves from participating in the meetings of the NSAM board in which the NSAM board deliberated and voted on the merger agreement and the transactions contemplated by the merger agreement. Representatives of Goldman Sachs, Evercore, Sullivan & Cromwell and Fried Frank attended the meeting. The NSAM board and special committee and their respective advisors discussed several key open issues relating to the merger agreement, including relative ownership percentages of the combined company. In addition, the NSAM special committee determined, following discussions with Goldman Sachs and Evercore, that it was not in the best interests of NSAM's stockholders to pursue the inbound inquiries received on May 24, 2016 from private company 1 and on or about June 1, 2016 from private company 2. In particular, it was the view of NSAM special committee that a transaction with private company 2 would be less attractive to NSAM than the three-party transaction involving NRF and Colony because private company 2 was much smaller than Colony, unlike Colony, it did not have publicly traded equity securities, and the NSAM special committee believed that pursuing a transaction with private company 2 at that time would likely result in the loss of the proposed transaction with Colony. The NSAM special committee also considered their conclusion that the draft merger agreement under consideration would not preclude or impede a financially capable and strategically interested third party from making a superior proposal following announcement of a transaction with NRF and Colony. Also, at the request of the directors, Mr. Tylis briefly joined the meeting to describe the proposed compensation arrangements whereby he, Mr. Gilbert and Mr. Hamamoto would work for no compensation in 2017. The joint meeting was adjourned to June 2 to permit Evercore to seek to finalize the financial terms of the Mergers.

                On June 1, 2016, the NRF special committee held four meetings. Representatives of Vinson & Elkins and Venable attended each meeting. Representatives of UBS attended three of the four meetings. The NRF special committee discussed the draft press release relating to the potential three-party transaction and received updates on the status of negotiations, including: (i) the ownership of the combined company; (ii) terms of the tax protection agreement; (iii) the proposed termination fees; and (iv) the severance package payable to non-executive employees of NRF and acceleration of vesting of their equity awards.

                Also on June 1, 2016, the Colony board held a meeting. The Colony board discussed: (i) amendments to the employment agreements of certain Colony employees; (ii) the terms of an amendment to the Contribution and Implementation Agreement, dated as of December 23, 2014, entered into in connection with Colony becoming an internally managed company when it acquired its external manager as part of a combination transaction on April 2, 2015; and (iii) a tax protection agreement in connection with the merger including Colony, Mr. Saltzman and an affiliate of Mr. Barrack.

                Also on June 1, 2016, representatives of Evercore again met with Mr. Hamamoto, Mr. Tylis, Mr. Saltzman and Mr. Barrack to discuss the amount of the cash dividend that NSAM would be permitted to pay to NSAM's stockholders prior to closing as well as the exchange ratio in connection with the proposed transaction.

                On June 2, 2016, representatives of Evercore, acting at the direction of the NSAM special committee, met with representatives of NRF and representatives of Colony to discuss, among other things, the proposed ownership of the combined company. Colony rejected any decrease in its ownership and the proposal to increase the special dividend payable to stockholders of NSAM by $20 million and Colony expressed it was unwilling to proceed with the transaction on such economic terms.

                Also on June 2, 2016, the NSAM board and the NSAM special committee continued its joint meeting, and only directors who were members of the NSAM special committee attended the meeting. Representatives of Goldman Sachs, Evercore, Sullivan & Cromwell and Fried Frank attended the meeting. During the meeting, it was noted that based on further negotiations of the exchange ratio, NSAM stockholders would own 32.85% of the combined company after the proposed transaction and based on further conversations with Colony and NRF, NSAM would be permitted to declare for payment to its stockholders a $128 million cash dividend. A comparison of the standalone and pro forma valuations of NSAM, Colony and NRF were also discussed by the NSAM special committee's advisors.

                Representatives of Goldman Sachs presented to the NSAM board regarding financial analysis summarized below in the section entitled "—Opinion of NSAM's Financial Advisor" and then provided to the NSAM board the oral opinion of Goldman Sachs to the effect that, as of June 2, 2016, subject to the assumptions, limitations and qualifications set forth therein, taking into account the original NSAM special dividend, the NRF merger and the Colony merger, the NSAM exchange ratio was fair from a financial point of view to the holders (other than NRF, Colony and their respective affiliates) of NSAM common stock. Representatives of Evercore presented to the NSAM special committee regarding its financial analysis summarized below in the section entitled "—Opinion of the NSAM Special Committee's Financial Advisor" and then provided the NSAM special committee its oral opinion to the effect that, as of June 2, 2016, subject to the assumptions, limitations and qualifications set forth therein, after giving effect to the original NSAM special dividend, the NRF exchange ratio, the Colony class A exchange ratio and the Colony class B exchange ratio were fair, from a financial point of view, to the holders of the NSAM common stock.

                At the conclusion of its June 2, 2016 meeting, after full discussion, the NSAM special committee, by a unanimous vote: (i) determined that each of the merger agreement, the transactions contemplated by the merger agreement, including the Mergers, the Colony NorthStar charter and the other related matters and agreements described in this joint proxy statement/prospectus are advisable, fair to and in the best interests of NSAM and its stockholders; (ii) recommended that the NSAM board approve, adopt and declare advisable the merger agreement, the transactions contemplated by the merger agreement, including the Redomestication merger, the Colony NorthStar charter and other related matters and agreements; (iii) recommended that the NSAM board submit for consideration and adoption or approval by NSAM stockholders at the NSAM special meeting the Redomestication merger, the merger agreement, the Colony NorthStar charter and other related matters; and (iv) recommended that the NSAM board recommend to NSAM stockholders that they vote in favor of the adoption or approval of such matters. Immediately thereafter, the NSAM board (with Messrs. Cummings, Junquera and Metz being the only directors of NSAM in attendance) following the recommendation of the NSAM special committee: (i) determined that each of the merger agreement, the transactions contemplated by the merger agreement, including the Mergers, the Colony NorthStar charter and the other related matters and agreements are advisable, fair to and in the best interests of NSAM and its stockholders; and (ii) approved, adopted and declared advisable the Redomestication merger, the merger agreement, the Colony NorthStar charter and other related matters, as well as the other agreements related to the foregoing.

                On June 2, 2016, the NRF special committee held a meeting. Representatives of UBS, Vinson & Elkins and Venable attended the meeting. During the meeting, it was noted that based on the further negotiation of the exchange ratio, NRF stockholders would own 33.9% of the combined company after the proposed transaction. A representative of Vinson & Elkins reviewed the material terms of the merger agreement, including updates thereto. Representatives of UBS presented to the NRF special committee its financial analysis summarized below in the section entitled "—Opinion of the NRF Special Committee's Financial Advisor" and then provided to the NRF special committee the oral opinion of UBS to the effect that, subject to the assumptions, limitations and qualifications set forth therein, taking into account the Redomestication merger, the New NRF Holdco merger and the Colony merger, the NRF exchange ratio provided for in the NRF merger was fair, from a financial point of view, to the holders (other than NSAM, Colony NorthStar, Colony and their respective affiliates) of NRF common stock. Representatives of UBS also provided an overview of a letter, dated June 2, 2016 and previously provided to the NRF special committee, detailing the conflicts of interest arising from UBS's providing financing in connection with the three-party transaction while also serving as financial advisor to the NRF special committee.

                At the conclusion of its June 2, 2016 meeting, after full discussion, the NRF special committee, by a unanimous vote: (i) determined that each of the merger agreement, the Mergers and related transactions contemplated by the merger agreement are advisable and in the best interests of NRF; (ii) recommended that the NRF board approve NRF's entry into the merger agreement, the transactions contemplated by the merger agreement and other related agreements as described in this joint proxy statement/prospectus; and (iii) recommended that the NRF board direct that the New NRF Holdco merger and related transactions contemplated by the merger agreement be submitted for consideration at a meeting of the NRF common stockholders, and that the NRF board recommend that the holders of NRF common stock vote to approve the same.

                After the NRF special committee meeting, on June 2, 2016, the NRF board continued a meeting that was originally convened on June 1, 2016 but adjourned to June 2, 2016. As previously noted, Ms. Hannaway and Messrs. Hamamoto, Minami and Paglia had determined to recuse themselves from participating in the meetings of the NRF board in which the NRF board deliberated and voted on the merger agreement and the transactions contemplated by the merger agreement and did not attend the meeting. Mr. Tylis attended the meeting but stated his intention to abstain from voting on the approval of the potential three-party transaction. Representatives of UBS, Vinson & Elkins and Venable attended the meeting. The NRF board (with Messrs. Schoenherr and Rush being the only directors of NRF who voted) following the recommendation of the NRF special committee: (i) determined that each of the merger agreement, the Mergers and related transactions contemplated by the merger agreement are advisable and in the best interests of NRF; (ii) approved, subject to any stockholder approval required by law, NRF's entry into the merger agreement, the transactions contemplated by the merger agreement and other related agreements as described in this joint proxy statement/prospectus and authorized NRF to execute and deliver the merger agreement and the other related agreements described in this joint proxy statement/prospectus; and (iii) directed that the New NRF Holdco merger and related transactions contemplated by the merger agreement be submitted for consideration at a meeting of the NRF common stockholders, with the recommendation that holders of NRF common stock vote to approve the same.

                On June 2, 2016, the entire Colony board held a meeting. Representatives of BofA Merrill Lynch attended the meeting. Colony's internal counsel reviewed the material terms of the merger agreement and the other transaction documents, in particular the final proposed terms of the transaction, including the exchange ratio applicable to the Colony class A common stock and the Colony class B common stock. BofA Merrill Lynch updated the Colony board regarding BofA Merrill Lynch's material relationships and prior engagements with each of NRF, NSAM and Colony, which were previously disclosed on April 20, 2016 and May 31, 2016. Also at this meeting, BofA Merrill

Lynch reviewed its financial analysis of the Colony class A exchange ratio with the Colony board and rendered an oral opinion, confirmed by delivery of a written opinion dated June 2, 2016, to the Colony board to the effect that, as of the date of such opinion and based on and subject to various assumptions made, procedures followed, factors considered and limitations and qualifications on the review undertaken described in such opinion, the Colony class A exchange ratio provided for in the Colony merger was fair, from a financial point of view, to the holders of Colony class A common stock.

                At the conclusion of the June 2, 2016 meeting, after full discussion, the Colony board, by unanimous vote: (i) determined that the Colony merger is advisable and in the best interests of Colony and recommended that its stockholders approve the Colony merger and related transactions contemplated by the merger agreement to the extent applicable to Colony; and (ii) approved Colony's entry into the merger agreement, the transactions contemplated by the merger agreement and other related agreements as described in this joint proxy statement/prospectus.

                Shortly before midnight on June 2, 2016, NSAM, NRF and Colony entered into the merger agreement.

                Prior to the opening of trading on June 3, 2016, NSAM, NRF and Colony issued a joint press release announcing the execution of the merger agreement and the transactions contemplated thereby.

                Following the announcement, representatives of NSAM and the NSAM special committee engaged in discussions with certain NSAM stockholders regarding the proposed transaction, including MSD Capital, L.P. and MSD Partners, L.P. and certain of their respective affiliates, that had publicly expressed concerns regarding the proposed transaction.

                As a result of these discussions, and after discussion among representatives of Colony and the special committees of NSAM and NRF and members of management of NSAM and NRF, the parties agreed to make the following changes to the governance structure of Colony NorthStar:

  •
  Colony NorthStar Board: The size of the Colony NorthStar board upon completion of the Mergers will be reduced from 13 to 10 members, of whom five will be jointly designated by NSAM and NRF and five will be designated by Colony. The five members of the Colony NorthStar board designated by NSAM and NRF will consist of independent industry veterans Jon A. Fosheim and Douglas Crocker II, one current independent director of NSAM, one current independent director of NRF and Mr. Hamamoto. Mr. Hamamoto has agreed to tender his resignation as a director of Colony NorthStar in the event that his equity interest in Colony NorthStar falls below 50% of his equity interest immediately after the closing of the Mergers. In addition, Colony has announced that four of its five designees will be current independent directors of Colony. Accordingly, 80% of the initial members of the Colony NorthStar board will be independent directors following consummation of the Mergers.

  •
  Subtitle 8 Opt-Out: The Colony NorthStar charter will now include a provision opting out of all of the provisions of Subtitle 8 that would have permitted the Colony NorthStar board to elect, without stockholder approval, to adopt a classified board structure and other anti-takeover provisions.

  •
  Majority Voting Standard: In uncontested elections, members of the Colony NorthStar board will be elected by a majority of the votes cast for and against such director, with incumbent directors who are not re-elected being required to submit a resignation; a plurality vote standard will apply to contested elections.

  •
  Authorized Shares: Amendments to the Colony NorthStar charter to increase the total number of shares of capital stock that Colony NorthStar is authorized to issue will require the approval of Colony NorthStar stockholders. The prior charter provision permitted under Maryland law that would have permitted the Colony NorthStar board to unilaterally increase the number of authorized shares will be excluded.

  •
  Removal and Replacement of Directors: Stockholders of Colony NorthStar will have the right to remove directors at any Colony NorthStar stockholders meeting, with or without cause, by a vote of a majority of the voting power of Colony NorthStar common stock. This replaces the prior requirement of a two-thirds vote and "cause" for removal. Stockholders will also have the right to fill vacancies resulting from the removal of directors.

  •
  Special Meetings: Holders of 25% (rather than the majority previously contemplated) of the outstanding voting power of Colony NorthStar common stock will be able to require Colony NorthStar's Secretary to call a special meeting of its stockholders.

  •
  Appraisal Rights: The charter provision permitted under Maryland law that would have eliminated appraisal rights for dissenting Colony NorthStar stockholders will be excluded from the Colony NorthStar charter. An additional appraisal right that follows Delaware law will be added.

  •
  Amendment of Bylaws: Stockholders of Colony NorthStar will be permitted to amend the Colony NorthStar bylaws. The Colony NorthStar board will not have the authority to amend any bylaw amendment adopted by the Colony NorthStar stockholders without stockholder approval. The prior charter provision permitted under Maryland law that precluded stockholders from amending the bylaws will be eliminated.

                For a more detailed description of the governance structure of Colony NorthStar following the Mergers, refer to the sections entitled "Certain Provisions of Maryland Law and of the Colony NorthStar Charter and the Colony NorthStar Bylaws" beginning on page 366 and "Comparison of Rights of Stockholders of NSAM, Colony and NRF with the Rights of Stockholders of Colony NorthStar" beginning on page 373 of this joint proxy statement and prospectus.

                In addition, the special cash dividend that NSAM is permitted to pay and, assuming the Mergers are completed, will pay to its stockholders will increase from $128 million to $228 million. This increase is attributable to certain pre-closing cash generation activities. In addition, as further described in the section entitled "The Mergers—Interests of NSAM's Directors and Executive Officers in the Mergers—The NSAM Executive Officers Forego All Cash Severance and 2017 Post-Merger Compensation and Receive Replacement Equity Awards with Significantly Reduced Value", the NSAM executive officers have also agreed to set a share price floor of $15 per share for purposes of determining, and thereby potentially reducing, the number of Colony NorthStar shares to be issued to those NSAM executive officers in respect of certain of their change of control payments.

                At a meeting held on October 10, 2016, after discussion with its legal and financial advisors and with NSAM management, the NSAM special committee, by a unanimous vote, re-approved the determinations and recommendations made by it at its June 2, 2016 meeting based on the amended terms of the merger agreement and related transactions and approved the changes to the terms of the transaction described above and NSAM's entry into agreements related thereto. Immediately thereafter, the NSAM board (with Messrs. Cummings, Junquera and Metz being the only directors of NSAM in attendance) following the recommendation of the NSAM special committee, re-approved the determinations and recommendations made by it at its meeting held on June 2, 2016 based on the amended terms of the merger agreement and related transactions and approved the changes to the terms of the transaction described above and NSAM's entry into agreements related thereto.

                At a meeting held on October 13, 2016, after discussion with Colony management, the Colony board, by unanimous vote, reapproved the determinations and recommendations made by it at its June 2, 2016 meeting based on the amended terms of the merger agreement and related transactions and approved the amendments to the merger agreement described above and Colony's entry into an amendment to the merger agreement relating thereto.

                Between June 8, 2016 and September 26, 2016, the NRF special committee met four times and discussed (i) certain administrative matters relating to the Mergers, (ii) public announcements opposing the Mergers by certain stockholders of NSAM, including MSD Partners, L.P. and MSD Capital, L.P. and certain of their respective affiliates, which we refer to, collectively as MSD, (iii) potential changes to the governance structure of Colony NorthStar following the Mergers and (iv) an increase in the amount of the special cash dividend that NSAM is permitted to declare prior to the closing of the Mergers for payment to its stockholders.

                On October 5, 2016, the NRF special committee held a meeting, which was attended by representatives of Saratoga Proxy Consulting LLC, UBS, Vinson & Elkins and Venable. At the meeting, representatives of UBS provided an update regarding NSAM's discussions with MSD and representatives of Venable provided a summary of the potential changes to the governance structure of Colony NorthStar following the closing of the Mergers.

                On October 8, 2016, the NRF special committee held a meeting. Representatives of UBS, Saratoga Proxy Consulting LLC, Vinson & Elkins and Venable also attended the meeting. At the meeting, the NRF special committee considered increasing the amount of the special cash dividend that NSAM is permitted to declare prior to the closing of the Mergers for payment to its stockholders. Members of NRF's management joined the meeting at the request of the NRF special committee and confirmed their willingness to set a share price floor of $15 per share for purposes of determining the number of Colony NorthStar shares to be issued to management in respect of certain of their change of control payments, and thereby potentially reducing the values of their change of control payments. The NRF special committee also discussed the fairness opinion provided by UBS on June 2, 2016, and discussed with UBS, Venable, Vinson & Elkins and members of NRF's management the risks related to not reaching an agreement with MSD. After members of NRF's management left the meeting, the NRF special committee went into executive session to discuss the foregoing. During the executive session, the NRF special committee authorized UBS to discuss an increase in the amount of the special cash dividend that NSAM is permitted to declare prior to the closing of the Mergers for payment to its stockholders within a specified range, assuming pro rata participation between Colony, NRF and NSAM, as well as certain change of control severance payment concessions by members of NRF's management.

                On October 10, 2016, the NRF special committee and the NRF board held a joint meeting. Representatives of UBS, Vinson & Elkins and Venable attended the meeting. Members of NRF's management attended part of the meeting at the request of the NRF special committee. Mr. Hamamoto attended part of the meeting at the request of the NRF special committee, but did not participate in the deliberations of the NRF board or vote on the approval of any matters. Messrs. Minami and Paglia and Ms. Hannaway did not attend the meeting. At the meeting, representatives of UBS provided a summary of the meeting between representatives of MSD, UBS, Evercore and Colony earlier that day, and noted that the parties had discussed providing for an additional $100 million special cash dividend that NSAM is permitted to declare prior to the closing of the Mergers for payment to its stockholders, certain changes to the governance structure of Colony NorthStar following the Mergers and a floor of $15 per share for change of control payments for certain members of NRF's and NSAM's management and that MSD was considering those proposed changes. At the request of the NRF special committee, members of NRF's management provided details regarding the proposed governance changes. The participants then discussed the payment of dividends by the Companies for the fourth quarter of 2016. Members of NRF's management noted that NRF and NSAM would likely not pay a fourth quarter 2016 dividend due to the expected timing of the closing of the Mergers. After NRF's management (including Mr. Hamamoto) left the meeting, the NRF special committee and the NRF board went into executive session to discuss the foregoing, including the information provided by NRF's management. During the executive session, the NRF special committee approved administrative matters related to the NRF special meeting. The NRF special committee and NRF board then adjourned the joint meeting until noon on October 11, 2016.

                At noon on October 11, 2016, the NRF special committee and NRF board reconvened the joint meeting that began on October 10, 2016. Representatives of UBS, Vinson & Elkins and Venable attended the reconvened meeting. At the meeting, representatives of UBS discussed the financial aspects of NRF on a standalone basis as compared to Colony NorthStar. Representatives of UBS led a discussion regarding the effect of the increase in the amount of the special cash dividend that NSAM is permitted to declare prior to the closing of the Mergers for payment to its stockholders and the payment by Colony of a fourth quarter 2016 dividend on the value of the Mergers to NRF stockholders. The NRF special committee and NRF board then adjourned the joint meeting until 3:30 p.m. on October 11, 2016.

                At 3:30 p.m. on October 11, 2016, the NRF special committee and NRF board reconvened the joint meeting that was adjourned earlier that day and the night before. Representatives of UBS, Vinson & Elkins and Venable attended the reconvened meeting. Members of NRF's management attended part of the reconvened meeting at the request of the NRF special committee. Mr. Hamamoto also attended part of the reconvened meeting at the request of the NRF special committee, but did not participate in the deliberations of the NRF board or vote on the approval of any matters. Messrs. Minami and Paglia and Ms. Hannaway did not attend the meeting. At the meeting, representatives of UBS confirmed that MSD had accepted the proposed changes delivered on October 10, 2016, and members of NRF's management confirmed that MSD would enter into a voting agreement confirming that it would vote any and all of its shares of NSAM common stock, Colony common stock and NRF common stock of which it was the beneficial owner, if any, as of the applicable special meeting record date in favor of each of the proposals to be presented at the applicable special meeting. The NRF special committee also discussed the fourth quarter 2016 dividend that Colony is expected to make and the fairness opinion provided by UBS on June 2, 2016. Representatives of Vinson & Elkins and Venable also reviewed proposed changes to the disclosure contained in this joint proxy statement/prospectus. After NRF's management (including Mr. Hamamoto) left the meeting, the NRF special committee and the NRF board went into executive session to discuss the foregoing, including the information provided by NRF's management. The NRF special committee discussed and revisited its prior discussion regarding the advantages and disadvantages of the Mergers, including after giving effect to the proposed changes. During the executive session, the NRF special committee recommended and the NRF board approved an amendment to the merger agreement providing, among other things, a $100 million increase to the special cash dividend that NSAM is permitted to declare prior to the closing of the Mergers for payment to its stockholders, the proposed changes to the governance structure of Colony NorthStar following the closing of the Mergers and a floor of $15 per share for certain change of control payments for certain members of NRF's and NSAM's management and NSAM entering into a voting agreement with MSD.

                On October 16, 2016, NSAM entered into a letter agreement, which we refer to as the MSD voting agreement, with MSD, pursuant to which MSD agreed, among other things, to vote in favor of each of the proposals presented at the applicable special meeting to be held in connection with the

Mergers any and all of its shares of NSAM common stock, Colony common stock and NRF common stock of which it was the beneficial owner as of the applicable special meeting record date. A copy of the MSD voting agreement is attached as Annex L to this joint proxy statement/prospectus and is incorporated by reference herein. Refer to the section entitled "Other Related Agreements—The Voting Agreements—The MSD Voting Agreement" beginning on page 308 of this joint proxy statement/prospectus.

Reasons for the Mergers and Recommendation of the NSAM Board

                In reaching its decision, in the case of the NSAM special committee, to recommend the adoption and approval of, and in the case of the NSAM board, to adopt and approve, the Redomestication merger, the merger agreement (including as amended), the Colony NorthStar charter and other related matters as described in this joint proxy statement/prospectus, as well as the other agreements related to the foregoing, the NSAM special committee and the NSAM board consulted with both the NSAM special committee's and NSAM's legal and financial advisors and with NSAM's senior management and considered a number of factors, including the following (in no particular order):

  •
  the transaction is expected to be highly accretive to CAD per share for NSAM stockholders with approximately 24% accretion expected in 2017, based on the NSAM Standalone Projections (as defined in the section entitled "—Certain Unaudited Prospective Financial Information of NSAM" beginning on page 175 of this joint proxy statement/prospectus). CAD and Core FFO are operating measures referenced throughout this joint proxy statement/prospectus. CAD is referenced with respect to NSAM and NRF, Core FFO is referenced with respect to Colony and Core FFO/CAD is referenced with respect to Colony NorthStar;

  •
  the NSAM board's understanding of the respective businesses, operations, financial condition, historical financial performance, strategy and prospects of NSAM, Colony and NRF, including that the Mergers are expected to result in a combined company, Colony NorthStar, that will:

    o
    be a larger, more diversified, internally managed real estate and investment management company;

    o
    have greater scale, with an expected $58 billion of assets under management, including $38 billion of managed funds and vehicles, and $162 billion of advised assets; broad product offerings covering equity, debt and hybrid investment strategies, open-ended and closed-end investment vehicles and separate accounts; and broad institutional, retail and public company distribution capabilities;

    o
    have a larger, more diversified portfolio consisting of $20 billion of balance sheet assets under management consisting primarily of real estate equity investments; and

    o
    as a result of its larger size and greater scale and improved leverage profile, have the potential for the expansion of Colony NorthStar's Core FFO/CAD trading multiple compared to that currently applicable to NSAM;

  •
  the synergies and other benefits to Colony NorthStar that could result from the Mergers, including the potential to realize estimated annual cost savings of approximately $115 million – $80 million of cash and $35 million of equity-based compensation savings – with the potential for further cost savings from increased operational efficiencies;

  •
  taking the combined equity market capitalization of the NSAM, Colony and NRF as of June 2, 2016, reducing it by $228 million, which represents the expected aggregate amount of the original NSAM special dividend and dividing the result by the number of shares of the combined company on a pro forma basis, which is calculated by dividing NSAM's share count by its ownership in the pro forma company of 32.85%, the implied value of the shares of NSAM common stock reflects a premium of approximately 14.6% to the closing share price of NSAM on January 8, 2016, the last trading day before NSAM publicly announced that it would be exploring strategic alternatives; adding the expected NSAM special dividend in the aggregate amount of $228 million to the implied value of the shares of NSAM common stock reflected above yields a premium of approximately 25.6%;

  •
  the fact that, because the merger consideration will consist of Colony NorthStar class A common stock, NSAM stockholders will own approximately 32.85% of the equity of Colony NorthStar and will have the opportunity to participate in the future performance and expected growth of Colony NorthStar and any future appreciation in the value of Colony NorthStar class A common stock, should they decide to retain the Colony NorthStar class A common stock payable in the Mergers;

  •
  the fact that NSAM's stockholders will benefit from the liquidity of owning shares of a significantly larger company with a larger float and equity base and the expectation that Colony NorthStar will be in the top quartile of REITs (in terms of size) included in the RMZ Index;

  •
  the fact that NSAM stockholders are expected to receive, in addition to their regular quarterly dividends, a special cash dividend, representing a one-time distribution of excess NSAM taxable earnings and profits, equal to $228 million, in the aggregate;

  •
  Colony NorthStar's expected annual dividend of $1.08 per share, representing an approximately 170% increase to NSAM's current annual dividend of $0.40 per share;

  •
  the risks related to remaining independent, including that: (i) a significant portion of NSAM's revenue (approximately 43% of NSAM's expected 2016 revenue) is from fees received under its management agreement with NRF and that if NRF were to breach or were unable to or were to fail to pay such fees to NSAM under the NRF management agreement, NSAM would suffer significant loss of value; (ii) that a significant portion of NSAM's revenue (approximately 32% of NSAM's expected 2016 revenue) is generated from NSAM's REITs in the retail business, which may be impacted adversely by recently enacted and proposed regulations, including those recently issued by the U.S. Department of Labor; and (iii) the current and expected business climate in the industry in which NSAM operates, including the alternatives reasonably available to NSAM if it did not pursue the transaction, contrasted with the likelihood that Colony NorthStar is expected to be better positioned to meet the industry-wide challenges if the expected strategic and financial benefits of the transaction are realized fully;

  •
  the results of the due diligence review conducted by the NSAM special committee's and NSAM's advisors and management regarding Colony and NRF and, in that regard, that both Colony and NRF are public companies subject to public reporting any other legal requirements and that NSAM's management has a full understanding of NRF's business and financial position due to the advisory relationship between NSAM and NRF;

  •
  the opinion of Evercore, the NSAM special committee's financial advisor, that, as of June 2, 2016, subject to the assumptions, limitations and qualifications set forth therein, after giving effect to the original NSAM special dividend, the NRF exchange ratio, the Colony class A exchange ratio and the Colony class B exchange ratio are fair, from a financial point of view, to the holders of NSAM common stock, which opinion is described below in the section entitled "—Opinion of the NSAM Special Committee's Financial Advisor" beginning on page 153 of this joint proxy statement/prospectus and the full text of which is attached hereto as Annex D;

  •
  the opinion of Goldman Sachs, NSAM's financial advisor, that, as of June 2, 2016, and based upon and subject to the factors and assumptions set forth therein, and taking into account the original NSAM special dividend, the NRF merger and the Colony merger, the NSAM exchange ratio was fair from a financial point of view to the holders (other than NSAM, NRF and their respective affiliates) of the shares of NSAM common stock, which opinion is described below in the section entitled "—Opinion of NSAM's Financial Advisor" beginning on page 166 of this joint proxy statement/prospectus and the full text of which is attached hereto as Annex E;

  •
  the review conducted by NSAM, the NSAM special committee and their advisors regarding potential strategic alternatives, including a combination with NRF only, and the results of the extensive process to solicit potential interest in a strategic transaction with NSAM, which are described above in the section entitled "—Background of the Mergers" beginning on page 105 of this joint proxy statement/prospectus;

  •
  the fact that, notwithstanding that on January 11, 2016, NSAM announced publicly that it was exploring strategic alternatives and that on May 6, 2016, NSAM, Colony and NRF publicly announced that they had entered into exclusive negotiations based upon a joint proposal from Colony and NRF to NSAM for a tri-party all stock "at the market" business combination, and notwithstanding that NSAM with the assistance of Goldman Sachs and Evercore conducted a process, as described above in the section entitled "—Background of the Mergers," to explore a range of strategic alternatives for NSAM, NSAM did not receive any other transaction proposal other than those described above in the section entitled "—Background of the Mergers" beginning on page 105 of this joint proxy statement/prospectus;

  •
  the fact that NSAM's and the NSAM special committee's legal and financial advisors interacted with the NSAM special committee directly and regularly throughout the process, which provided the NSAM special committee with perspectives on the process from outside advisors;

  •
  the fact that Colony obtained committed financing for the transaction, the limited number and nature of the conditions to the financing and the obligation under the merger agreement for all parties to use reasonable best efforts to obtain alternative financing if all or any portion of the committed financing became unavailable for any reason;

  •
  the fact that the adoption of the merger agreement and the transactions contemplated thereby will be subject to the approval of NSAM stockholders;

  •
  the fact that certain members of NSAM's management agreed to an amendment to, and waiver by those members of management of, certain provisions of their existing employment agreements and equity award arrangements, in connection with the closing of the Mergers, by: (i) fixing the number of shares that will vest upon the closing of the Mergers pursuant to the terms of the performance-based equity awards held by the NSAM executive officers based on pre-signing stock prices and on an assumed closing date in January 2017, with Messrs. Hamamoto, Tylis and Gilbert further agreeing to forfeit approximately 2.6 million shares that these members of management were projected to earn based on information available prior to the signing of the merger agreement with a forfeited value (including the payment of related accumulated dividends) of approximately $33 million (based on share prices as of May 31, 2016); (ii) eliminating the NSAM executive officers' rights to receive any cash severance following the closing of the Mergers (except for a nominal severance payment in certain circumstances); (iii) granting Colony NorthStar equity awards, subject to a one-year vesting period, with a maximum aggregate value that is approximately $52 million less than the estimated cash severance that these members of management would have been entitled to receive if they voluntarily terminated their employment following the Mergers, with Messrs. Hamamoto, Tylis and Gilbert bearing the full amount of this reduction, with the number of shares subject to such awards being attributed a minimum value of $15.00 per share, which would result in an additional approximately $22 million reduction in the value of these replacement equity awards based on an assumed price per share of Colony NorthStar common stock equal to $12.23 per share which was the average closing price of NSAM common stock over the first five trading days following June 3, 2016; and with the shares received pursuant to such awards subject to an additional one-year post-vesting holding period for Messrs. Hamamoto and Gilbert under certain circumstances; and (iv) eliminating base salary and annual bonus opportunity for services performed for Colony NorthStar in 2017 following the Mergers, other than a nominal annual base salary equal to $1.00;

  •
  the fact that no adjustment will be made in the merger consideration to be received by any of NSAM stockholders, Colony stockholders or NRF stockholders in the Mergers as a result of possible increases or decreases in the trading price of the NSAM common stock, Colony class A common stock or NRF common stock following the announcement of the Mergers, which, depending on the trading price of the NSAM common stock, Colony class A common stock or NRF common stock immediately prior to the effective time of the Mergers, might benefit or disadvantage NSAM stockholders;

  •
  the post-closing governance structure of Colony NorthStar, including that:

    o
    the board of Colony NorthStar will include five directors appointed by NSAM and NRF, including industry veterans Jon A. Fosheim and Douglas Crocker II;

    o
    NSAM's Executive Chairman, David T. Hamamoto, will be Executive Vice Chairman of the board of Colony NorthStar; and

    o
    NSAM's Chief Investment and Operating Officer, Daniel R. Gilbert, will be the head of Colony NorthStar's retail platform;

  •
  the fact that holders of approximately 16% of the voting power of Colony class A and class B common stock have entered into a voting and support agreement with NSAM and NRF to, among other things, vote their shares in favor of the Mergers;

  •
  that under the merger agreement, NSAM is permitted to continue to declare the quarterly dividends it would have regularly declared prior to closing;

  •
  the NSAM board's view of the capability and likelihood for other potential counterparties to emerge and that while the merger agreement contains a covenant prohibiting each of the Companies, including NSAM, from soliciting third-party acquisition proposals, it permits the NSAM board to consider and respond to unsolicited proposals, subject to certain requirements and to change or withdraw its recommendation in favor of the merger agreement in connection with a superior proposal or for certain unforeseen events should the NSAM board

    (or the NSAM special committee), after compliance with certain requirements, including consultation with its legal advisors, determine that failure to do so would be inconsistent with its fiduciary duties, subject to the payment of a termination fee of $92 million;

  •
  the NSAM board's determination, based on discussions with its financial and legal advisors, that the payment by NSAM in certain circumstances of either a $92 million termination fee or the other parties' transactions expenses (up to a total of $20 million, which is credited against the termination fee if the termination fee is later payable), is: (i) reasonable and customary in size in transactions similar to the Mergers; and (ii) would not be likely to preclude or deter a willing and financially capable third party, were one to exist, from making a superior proposal for NSAM following the announcement of the transaction;

  •
  the ability of Colony and NRF to complete the Mergers within the timeline set forth in the merger agreement, including the likelihood of being able to obtain all required regulatory approvals;

  •
  the other material terms and conditions of the merger agreement, including that the representations, warranties, covenants, termination provisions and other terms of the merger agreement are generally reciprocal in nature; and

  •
  the fact that the receipt of Colony NorthStar stock in the Mergers is not expected to be taxable to stockholders.

                In addition, the NSAM special committee also identified and considered a variety of risks and other potentially negative factors weighing against the Mergers, including:

  •
  the risk that the significant synergies and other benefits expected to result from the Mergers may not be realized fully or at all;

  •
  the possibility that Colony may be unable to obtain all or a portion of the financing contemplated by the financing commitments;

  •
  the risk that the pendency of the Mergers for an extended period of time following the announcement of the Mergers could have an adverse effect on NSAM, Colony or NRF or the combined company;

  •
  the challenges inherent in the combination of the three businesses, including the risk that integration of the three companies may take more time and be more costly than anticipated and that key employees will not be retained;

  •
  that substantial costs will be incurred by NSAM, Colony and NRF in connection with the Mergers;

  •
  the risk that NSAM, Colony or NRF may not meet their respective financial projections or may experience changes in their business that adversely impact Colony NorthStar;

  •
  certain terms of the merger agreement, for example:

    o
    the limitation on NSAM's ability to solicit alternative proposals;

    o
    Colony and NRF's ability (albeit reciprocal for NSAM), under certain circumstances and subject to certain conditions, to furnish information to and to conduct negotiations with a third party that makes an unsolicited bona fide written proposal for a business combination or acquisition of Colony or NRF that could reasonably be expected to lead to a proposal that is superior to the Mergers;

      o
      NSAM is required to divest its a minority equity interest prior to closing because the interest is not compatible with Colony NorthStar's expected REIT election; and

      o
      NSAM will be required to pay Colony and NRF a termination fee of $92 million in the aggregate if the merger agreement is terminated under certain circumstances, including a termination of the merger agreement by Colony or NRF as a result of a change of recommendation of the NSAM board in response to a proposal to acquire NSAM that is superior to the Mergers;

  •
  the risk that the Mergers may not be completed, for reasons beyond NSAM's control, including: (i) the failure to obtain the NSAM stockholder approval, Colony stockholder approval or NRF stockholder approval; and (ii) the failure to obtain regulatory approval or the imposition of conditions on such approval that could have a negative impact on Colony NorthStar;

  •
  certain of NSAM's directors and executive officers may receive certain benefits that are different from, and in addition to, those of NSAM's other stockholders (refer to the sections entitled "—Interests of NSAM's Directors and Executive Officers in the Mergers" beginning on page 211 of this joint proxy statement/prospectus and "—Interests of NRF's Directors and Executive Officers in the Mergers—Information for Advisory Vote on Merger-Related Compensation for the NSAM and NRF Named Executive Officers—Golden Parachute Compensation" beginning on page 222 of this joint proxy statement/prospectus); and

  •
  the risks of the type and nature described in the section entitled "Risk Factors" beginning on page 61 of this joint proxy statement/prospectus.

                The NSAM special committee and NSAM board considered these and other factors as a whole, and unanimously concluded the relevant information and factors that they considered to be favorable to, and in support of, their determinations and recommendations.

                The foregoing discussion of certain information and factors considered by the NSAM special committee and NSAM board is not exhaustive but is intended to reflect the principal factors considered by the NSAM special committee and NSAM board in their consideration of the merger agreement and the transactions contemplated by the merger agreement. In light of the complexity and numerous factors considered, neither the NSAM special committee nor the NSAM board assigned any relative or specific weight to those various factors. Rather, the NSAM special committee and NSAM board based their recommendations on the totality of the information presented to and considered by them. In addition, individual members of the NSAM special committee and the NSAM board may have given weight to different factors not mentioned above. Moreover, as noted above, Ms. Hannaway and Messrs. Hamamoto, Minami, Paglia and Tylis recused themselves from participating in the meetings of the NSAM board, including the June 2, 2016 meeting, at which the NSAM board deliberated and voted to approve the merger agreement and the transactions contemplated by the merger agreement.

                The foregoing discussion of the information and factors considered by the NSAM special committee and the NSAM board utilized forward-looking information. This information should be read in light of the factors described under the section entitled "Cautionary Statement Concerning Forward-Looking Statements" beginning on page 79 of this joint proxy statement/prospectus.

                After carefully considering the various potentially positive and negative factors, including the foregoing, the NSAM special committee and the NSAM board concluded that, overall, the potentially positive factors relating to the merger agreement and the transactions contemplated by the merger agreement outweighed the potentially negative factors. Accordingly, the NSAM board, following the unanimous recommendation of the NSAM special committee, recommends that you vote "FOR" the NSAM merger proposal, "FOR" the NSAM charter proposal, "FOR" the NSAM compensation proposal and "FOR" the NSAM adjournment proposal.

Reasons for the Mergers and Recommendation of the Colony Board

                In evaluating the Mergers, the merger agreement and other related transactions and matters as described in this joint proxy statement/prospectus, the Colony board consulted with Colony's management and legal and financial advisors. In reaching its determinations to approve Colony's entry into the merger agreement, the transactions contemplated by the merger agreement and other related agreements as described in this joint proxy statement/prospectus and to recommend that Colony common stockholders vote "FOR" the Colony merger proposal, "FOR" the Colony charter proposal, "FOR" the Colony compensation proposal and "FOR" the Colony adjournment proposal, the Colony board considered a number of factors, including the following material factors which the Colony board viewed as supporting its decisions with respect to the Mergers, the merger agreement and other related matters as described in this joint proxy statement/prospectus:

  •
  the Colony board's understanding of the respective businesses, operations, financial condition, historical financial performance, strategy and prospects of NSAM, Colony and NRF, including that the Mergers are expected to result in a combined company, Colony NorthStar, that will:

    o
    be the leading global equity REIT with an embedded investment management platform;

    o
    be a larger, more diversified internally-managed real estate and investment management company that will be led by a highly experienced senior management team including members from Colony's current senior management team;

    o
    have greater scale, with a permanent capital base expected to consist of approximately $58 billion of assets under management, including approximately $38 billion of managed funds and vehicles, and approximately $162 billion of advised assets; broad product offerings covering debt, equity and hybrid investment strategies, open-ended and closed-end investment vehicles and separate accounts; and broad institutional, retail and public company distribution capabilities;

    o
    have a larger, more diversified portfolio consisting of approximately $20 billion of balance sheet assets under management consisting primarily of real estate equity investments;

    o
    have a significantly strengthened balance sheet with an initial leverage profile of approximately 5.6x EBITDA, and the opportunity to further improve its credit profile through a continued strategy of asset monetization and deleveraging, thereby positioning itself to achieve an investment grade credit profile and a lower cost of capital and providing it with the ability to opportunistically acquire additional attractive assets;

    o
    as a result of its larger size and greater scale and improved leverage profile, have the potential for the expansion of Colony NorthStar's capital raising opportunities and prospects and cash-available-for-distribution-trading multiple compared to that currently applicable to Colony; and

      o
      have up to approximately $1.3 billion of excess liquidity to deploy, utilizing Colony NorthStar's co-investment model;

  •
  anticipated synergies to Colony NorthStar and other cost savings from increased operational efficiencies that could result from the Mergers, including the potential to realize estimated annual cost savings of approximately $115 million ($80 million of cash and $35 million of stock-based compensation savings);

  •
  the fact that, because the merger consideration will consist of Colony NorthStar class A common stock, Colony stockholders will own approximately 33.25% of the issued and outstanding shares of Colony NorthStar as of the closing and will have the opportunity to participate in the future performance and expected growth of Colony NorthStar and any future appreciation in the value of Colony NorthStar class A common stock, should the Colony stockholders decide to retain the Colony NorthStar class A common stock payable to them in the Mergers;

  •
  the fact that no adjustment will be made in the merger consideration to be received by any of NSAM stockholders, Colony stockholders or NRF stockholders in the Mergers as a result of possible increases or decreases in the trading price of the NSAM, Colony or NRF common stock following the announcement of the Mergers, which, depending on the trading price of the Colony class A common stock, NSAM common stock and NRF common stock immediately prior to the effective time of the Mergers, might benefit or disadvantage Colony stockholders;

  •
  the risks related to remaining independent, including that the current and expected business climate in the industry in which Colony operates, including the alternatives reasonably available to Colony if it did not pursue the transactions contemplated by the merger agreement, contrasted with the likelihood that Colony NorthStar is expected to be better positioned to meet the industry-wide challenges if the expected strategic and financial benefits of those transactions are realized fully;

  •
  the Colony board's knowledge of NSAM's and NRF's business, operations, financial condition, earnings and prospects, taking into account the results of the due diligence review conducted by the Colony board and Colony's senior management team and advisors regarding NSAM and NRF and, in that regard, that both NSAM and NRF are public companies subject to public reporting and other legal requirements;

  •
  the recommendation of Colony's senior management team in favor of the Mergers;

  •
  the opinion, dated June 2, 2016, of BofA Merrill Lynch to the Colony board as to the fairness, from a financial point of view and as of such date, to the holders of Colony class A common stock of the Colony class A exchange ratio provided for in the Colony merger, which opinion was based on and subject to the assumptions made, procedures followed, factors considered and limitations and qualifications on the review undertaken as more fully described in the section entitled "—Opinion of Colony's Financial Advisor," beginning on page 178 of this joint proxy statement/prospectus and the full text of which is attached hereto as Annex F;

  •
  the fact that Colony's legal and financial advisors interacted with the Colony board directly and regularly throughout the process, which provided the Colony board with perspectives on the process from outside advisors;

  •
  the fact that the adoption of the merger agreement and the transactions contemplated by the merger agreement will be subject to the approval of Colony's common stockholders;

  •
  the post-closing governance structure of Colony NorthStar, including that:

    o
    the board of Colony NorthStar will include five directors appointed by Colony;

    o
    Colony's Executive Chairman, Thomas J. Barrack, Jr. will be Executive Chairman of Colony NorthStar;

    o
    Colony's Chief Executive Officer and President, Richard B. Saltzman, will be Chief Executive Officer of Colony NorthStar;

    o
    Colony's Chief Financial Officer, Darren J. Tangen, will be Chief Financial Officer of Colony NorthStar;

    o
    Colony's Chief Operating Officer, Mark M. Hedstrom, will be Chief Operating Officer of Colony NorthStar; and

    o
    Colony's Chief Legal Officer and Secretary, Ronald M. Sanders, will be Chief Legal Officer and Secretary of Colony NorthStar;

  •
  the fact that holders of approximately 16% of the voting power of Colony class A common stock and 100% of the voting power of Colony class B common stock have entered into a voting and support agreement with NSAM and NRF to, among others, vote their shares in favor of the Mergers;

  •
  that under the merger agreement, Colony is permitted to continue to pay regular quarterly dividends so long as the distribution is declared and paid no earlier than the date of declaration and payment in the prior calendar year and a pro rata dividend for the first quarter of 2017;

  •
  that following the consummation of the Mergers and related transactions contemplated by the merger agreement, Colony NorthStar is expected to qualify as a REIT under U.S. federal income tax laws;

  •
  the merger agreement provisions that prohibit each of the Companies, including Colony, from soliciting third-party acquisition proposals also permit the Colony board to consider and respond to unsolicited proposals, subject to certain requirements, and to change or withdraw its recommendation in favor of the merger agreement in connection with a superior proposal or for certain unforeseen events should the Colony board, after compliance with certain requirements including consultation with its legal advisors, determine that failure to do so would be inconsistent with its duties, subject to the payment of a termination fee of $92 million;

  •
  the Colony board's determination, based on discussions with its financial and legal advisors, that the payment by Colony in certain circumstances of either a $92 million termination fee and the other parties' transaction expenses (up to a total of $20 million, which would be credited against the termination fee if the termination fee is later payable), is: (i) reasonable and customary in size in transactions similar to the risk that, despite the retention efforts of NSAM, Colony and NRF prior to the consummation of the Mergers and related transactions contemplated by the merger agreement, any or all of NSAM, Colony, NRF or Colony NorthStar may lose key personnel; and (ii) would not be likely to preclude or deter a willing and financially capable third party, were one to exist, from making a superior proposal for Colony following the announcement of the transaction;

  •
  the ability of NSAM and NRF to complete the Mergers within the timeline set forth in the merger agreement, including the Colony board's view, after consultation with its legal counsel, concerning the likelihood that all required regulatory approvals necessary to consummate the Mergers and related transactions contemplated by the merger agreement will be obtained;

  •
  the fact that the other material terms and conditions of the merger agreement, including the representations, warranties, covenants and termination provisions, are generally reciprocal in nature;

  •
  the fact that the receipt of Colony NorthStar stock in the Mergers is not expected to be taxable to Colony stockholders; and

  •
  the expectation that the Mergers will result in greater value to the Colony stockholders than the value that could be expected to be generated from the various other strategic alternatives available to Colony.

                In addition, the Colony board also identified and considered a variety of risks and other potentially negative factors that could have resulted in the Colony board determining to not enter into the merger agreement, including:

  •
  the challenges of developing and executing a successful strategy and business plan for Colony NorthStar, including the risk of not capturing all of the anticipated cost savings, synergies and other benefits that could result from the Mergers and the risk that other anticipated benefits of the Mergers might not be realized fully or at all;

  •
  the risk that the pendency of the Mergers for an extended period of time following the announcement of the Mergers could have an adverse effect on NSAM, Colony or NRF or following the closing, Colony NorthStar;

  •
  the challenges inherent in the combination of the three businesses, including the risk that integration of NSAM, Colony and NRF may take more time and be more costly than anticipated or distract from the business to be conducted by Colony NorthStar;

  •
  the risk that, despite the retention efforts of NSAM, Colony and NRF prior to the consummation of the Mergers and related transactions contemplated by the merger agreement and Colony NorthStar following the consummation of the Mergers and related transactions contemplated by the merger agreement, any or all of NSAM, Colony, NRF or Colony NorthStar may lose key personnel;

  •
  the risk that, despite the efforts of NSAM, Colony and NRF prior to the consummation of the Mergers and related transactions contemplated by the merger agreement and Colony NorthStar following the consummation of the Mergers and related transactions contemplated by the merger agreement, relationships of NSAM, Colony, NRF or Colony NorthStar with key clients, customers and other third parties may be negatively impacted, including the fact that upon consummation of the Mergers, the counterparties under certain material contracts of NSAM, Colony and NRF may be able to exercise certain "change of control" rights;

  •
  the potential for diversion of management's and employees' attention during the period prior to completion of the Mergers, and the potential negative effects on Colony's business during that period;

  •
  the difficulties of combining the businesses and workforces of NSAM, Colony and NRF based on, among other things, differences in the cultures of the three companies;

  •
  the challenges inherent in the management and operation of a global business;

  •
  the risk that NSAM stockholders, Colony stockholders or NRF stockholders may object to and challenge the Mergers and take actions that may prevent or delay the consummation of the Mergers, including to vote down the proposals at the applicable special meeting;

  •
  the risk that changes in the regulatory landscape or new industry developments may adversely affect the business benefits anticipated to result from the Mergers;

  •
  the risk that NSAM, Colony or NRF may not meet their respective financial projections or may experience changes in their business, each of which could adversely impact Colony NorthStar;

  •
  the potential that the fixed exchange ratio under the merger agreement could result in Colony delivering greater value to the NSAM stockholders and NRF stockholders than had been anticipated by Colony;

  •
  certain terms of the merger agreement, for example:

    o
    the restrictions on the conduct of Colony's business during the pendency of the Mergers, which may delay or prevent Colony from undertaking potential business opportunities that may arise or may negatively affect Colony's ability to attract, retain and motivate key personnel;

    o
    the limitation on Colony's ability to solicit alternative proposals;

    o
    NSAM's and NRF's ability to terminate the merger agreement in order to accept a superior proposal, subject to certain conditions (including the payment to Colony of a termination fee, or portion thereof, in certain circumstances);

    o
    NSAM's and NRF's ability (albeit reciprocal for Colony), under certain circumstances and subject to certain conditions, to furnish information to, and to conduct negotiations with, a third party that makes an unsolicited bona fide written proposal for a business combination or acquisition of NSAM or NRF that could reasonably be expected to lead to a proposal that is superior to the Mergers; and

    o
    Colony will be required to pay NSAM and NRF a termination fee of $92 million and expense reimbursement up to $20 million, in each case in the aggregate, if the merger agreement is terminated under certain circumstances;

  •
  the risk that the Mergers may not be completed, for reasons beyond Colony's control, including: (i) the failure to obtain the NSAM stockholder approval, Colony stockholder approval or NRF stockholder approval; and (ii) the failure to obtain regulatory approval or the imposition of conditions on such approval that could have a negative impact on Colony NorthStar;

  •
  the fact that each of NSAM, Colony and NRF has incurred and will continue to incur significant transaction costs and expenses in connection with the Mergers, regardless of whether the Mergers are consummated;

  •
  certain of Colony's directors and executive officers may receive certain benefits that are different from, and in addition to, those of Colony's other stockholders (see sections entitled "—Interests of Colony's Directors and Executive Officers in the Mergers" beginning on page 218 of this joint proxy statement/prospectus and "—Interests of Colony's Directors and Executive Officers in the Mergers—Information for Advisory Vote on Merger-Related Compensation for the Colony Named Executive Officers—Golden Parachute Compensation" beginning on page 220 of this joint proxy statement/prospectus); and

  •
  the risks of the type and nature described in the section entitled "Risk Factors" beginning on page 61 of this joint proxy statement/prospectus.

                The Colony board considered these and other factors as a whole, and unanimously concluded the relevant information and factors that they considered to be favorable to, and in support of, their determinations and recommendations. The foregoing discussion of certain information and factors considered by the Colony board is not exhaustive but is intended to reflect the material factors considered by the Colony board in its consideration of the merger agreement, the Mergers and the transactions contemplated by the merger agreement. In light of the complexity and numerous factors considered, the Colony board did not assign any relative or specific weight to those various factors. Rather, the Colony board based its recommendations on the totality of the information presented to and considered by it. In addition, individual members of the Colony board may have given weight to different factors not mentioned above.

                The foregoing discussion of the information and factors considered by the Colony board utilized forward-looking information. This information should be read in light of the factors described under the section entitled "Cautionary Statement Concerning Forward-Looking Statements" beginning on page 79 of this joint proxy statement/prospectus.

                After carefully considering the various potentially positive and negative factors, including the foregoing, the Colony board concluded that, overall, the potentially positive factors relating to the merger agreement and the transactions contemplated by the merger agreement outweighed the potentially negative factors. Accordingly, the Colony board recommends that you vote "FOR" the Colony merger proposal, "FOR" the Colony charter proposal, "FOR" the Colony compensation proposal and "FOR" the Colony adjournment proposal.

Reasons for the Mergers and Recommendation of the NRF Board

                The decision of the NRF special committee and the NRF board to enter into the merger agreement (including as amended) was the result of careful consideration by each of the NRF special committee and the NRF board of numerous factors, including the following (in no particular order):

  •
  the internalization of management for Colony NorthStar, which will materially enhance Colony NorthStar's flexibility to operate and manage its business and potentially enable Colony NorthStar to trade at a higher multiple as compared to similarly sized externally managed REITs;

  •
  the synergies and other benefits to Colony NorthStar that could result from the Mergers, including the potential to realize estimated annual cost savings of approximately $115 million, $80 million of which is in cash and $35 million of which is in equity-based compensation savings, with the potential for further cost savings from operational efficiencies;

  •
  the creation of an internally managed real estate and investment management company with a larger, more diversified portfolio with approximately $58 billion of assets under management, which will primarily include real estate equity investments;

  •
  bringing together a highly experienced team of executive officers from each of NSAM, Colony and NRF, which will provide continuity, transparency and a clear, consistent vision for the combined Colony NorthStar business;

  •
  the improvement of the combined company's credit profile and the achievement of a lower cost of capital on a go-forward basis;

  •
  the ability to broaden access to capital and attract institutional capital for co-investment opportunities and enhance returns on equity through the co-investment model;

  •
  the potential to unlock value as a result of Colony NorthStar's increased scale and an improved leverage profile, the potential to expand Colony NorthStar's Core FFO/CAD, trading multiple compared to that currently applicable to NRF, which the NRF board and the NRF special committee believed to be undervalued relative to NRF's industry peers;

  •
  the oral opinion delivered on June 2, 2016, subsequently confirmed in writing, of UBS to the NRF special committee as to the fairness, from a financial point of view as of such date and taking into account the Redomestication merger, the New NRF Holdco merger and the Colony merger, of the NRF exchange ratio, which opinion was based on and subject to the assumptions and qualifications made, procedures followed, factors considered and limitations on the review undertaken more fully described in the section entitled "—Opinion of the NRF Special Committee's Financial Advisor";

  •
  the fact that NRF's stockholders will benefit from the liquidity of owning shares of a significantly larger company with a larger float and equity base and the expectation that Colony NorthStar will be in the top quartile of REITs (in terms of size) included in the RMZ Index;

  •
  the fact that the NRF exchange ratio is subject to adjustment only under certain limited circumstances as set forth in the merger agreement and will not increase or decrease based upon changes in the market price of NSAM, Colony or NRF common stock between the date of the merger agreement and the date of the consummation of the Mergers;

  •
  the long-term accretion to Core FFO/CAD per share associated with the Mergers;

  •
  the ability of holders of NRF common stock to benefit, because the consideration to be received by holders of NRF common stock consists solely of Colony NorthStar common stock and NRF stockholders will own approximately 33.90% of the equity of Colony NorthStar, from any increase in the trading price of the shares of Colony NorthStar common stock following the closing of the Mergers, whether from future growth in Core FFO/CAD per share or from an increase in the value of the assets of NSAM prior to the Mergers, the assets of Colony prior to the Mergers or the assets of NRF prior to the Mergers;

  •
  the ability to complete the Mergers on the anticipated schedule (including the likelihood of receiving the NSAM, Colony and NRF stockholder approvals necessary to complete the Mergers) given the commitment of the Companies to complete the Mergers pursuant to their respective obligations under the merger agreement;

  •
  the fact that, simultaneously with the execution of the merger agreement, NRF entered into the NSAM/NRF side agreement pursuant to which, among other things:

    o
    NRF and its subsidiaries party to the merger agreement will not be liable to NSAM and its affiliates for breaches of their obligations under the merger agreement if and to the extent that such breaches result from an action or omission taken or made by NSAM or any of its affiliates in performance of the services or any of the asset manager's duties or obligations under the NRF management agreement, unless such action or omission was taken with the prior written consent of the NRF special committee; and

    o
    should a termination fee become payable by NRF to NSAM under certain circumstances, NSAM will waive the payment of such termination fee in excess of $3 million, subject to certain conditions (for a more detailed description of the NSAM/NRF side agreement, refer to the section entitled "Other Related Agreements—NSAM/NRF Side Agreement" beginning on page 308 of this joint proxy statement/prospectus), resulting in a total termination fee of up to $49 million payable by NRF compared to a total termination fee of up to $92 million payable by either NSAM or Colony;

  •
  the fact that certain members of NRF's management agreed to an amendment to, and waiver by those members of management of, certain provisions of their existing employment agreements and equity award arrangements, in connection with the closing of the Mergers, by: (i) fixing the number of shares that will vest upon the closing of the Mergers pursuant to the terms of the performance-based equity awards held by certain NRF executive officers based on pre-signing stock prices and on an assumed closing date in January 2017, with Messrs. Hamamoto, Tylis and Gilbert further agreeing to forfeit approximately 2.6 million shares that these members of management were projected to earn based on information available prior to the signing of the merger agreement with a forfeited value (including the payment of related accumulated dividends) of approximately $33 million (based on share prices as of May 31, 2016); (ii) eliminating certain NRF executive officers' rights to receive any cash severance following the closing of the Mergers (except for a nominal severance payment in certain circumstances); (iii) granting Colony NorthStar equity awards, subject to a one-year vesting period, with a maximum aggregate value that is approximately $52 million less than the estimated cash severance that these members of management would have been entitled to receive if they voluntarily terminated their employment following the Mergers, with Messrs. Hamamoto, Tylis and Gilbert bearing the full amount of this reduction, with the number of shares subject to such awards being attributed a minimum value of $15.00 per share, which would result in an additional approximately $22 million reduction in the value of these replacement equity awards based on an assumed price per share of Colony NorthStar common stock equal to $12.23 per share, and with the shares received pursuant to such awards subject to an additional one-year post-vesting holding period for Messrs. Hamamoto and Gilbert under certain circumstances; and (iv) eliminating base salary and annual bonus opportunity for services performed for Colony NorthStar in 2017 following the Mergers, other than a nominal annual base salary equal to $1.00;

  •
  the agreement by David T. Hamamoto and certain entities owned or controlled by him, Albert Tylis and Daniel R. Gilbert to vote (or cause to be voted) all of their respective shares of NSAM common stock and/or NRF common stock in favor of the Redomestication merger and/or the New NRF Holdco merger, as well as the other transactions contemplated by the merger agreement and against any alternative proposal;

  •
  the agreement by Thomas J. Barrack, Jr. and Richard B. Saltzman to vote (or cause to be voted) all of their respective shares of Colony common stock, which represent, in the aggregate, approximately 16% of the voting power of Colony common stock, in favor of the Colony merger and related transactions contemplated by the merger agreement and against any alternative proposal;

  •
  the efforts made by the NRF special committee to evaluate and negotiate, with the assistance of its legal and financial advisors, the terms of the merger agreement and make recommendations regarding the merger agreement to the NRF board;

  •
  the judgment of the NRF special committee, following consultation with its advisors, that because of the NRF management agreement it was unlikely that a third party other than NSAM and Colony would consummate a transaction on superior terms and that would provide NRF stockholders greater consideration, than is being provided in connection with the Mergers;

  •
  the merger agreement provisions that, while prohibiting each of the Companies, including NRF, from soliciting third-party acquisition proposals, permit the NRF board to consider and respond to unsolicited proposals, subject to certain requirements and to change or withdraw its recommendation in favor of the merger agreement in connection with a superior proposal or for certain unforeseen events should the NRF board (or the NRF special committee), after compliance with certain requirements, including consultation with its legal advisors, determine that failure to do so would be inconsistent with its duties, subject to the payment of a termination fee;

  •
  the right of the NRF special committee or the NRF board to change its recommendation to NRF stockholders upon the occurrence of certain intervening events, subject to certain conditions (including payment to each of NSAM and Colony of a termination fee);

  •
  the results of the due diligence review conducted by the NRF special committee's and NRF's advisors and management regarding NSAM and Colony and, in that regard, that both NSAM and Colony are public companies subject to public reporting any other legal requirements and that NRF's management has a full understanding of NSAM's business and financial position due to the advisory relationship between NSAM and NRF;

  •
  the fact that NRF's and the NRF special committee's legal and financial advisors interacted with the NRF special committee directly and regularly throughout the process, which provided the NRF special committee with perspectives on the process from outside advisors;

  •
  the fact that Colony obtained committed financing for the transaction, the limited number and nature of the conditions to the financing and the obligation under the merger agreement for all parties to use reasonable best efforts to obtain alternative financing if all or any portion of the committed financing became unavailable for any reason;

  •
  the restrictions on the conduct of NSAM's and Colony's businesses between the date of the merger agreement and the date of the consummation of the Mergers, including the fact that such restrictions permit NRF, subject to certain conditions, to continue its asset monetization strategy and improve NRF's leverage profile even if the Mergers fail to close;

  •
  the terms of the merger agreement placing limitations on the ability of NSAM and Colony to solicit, initiate or knowingly encourage or knowingly facilitate any inquiry or proposal for, or engage in any negotiations concerning, or provide any confidential or nonpublic information or data to, or have any discussion with, any person relating to any inquiry, proposal or offer that constitutes, or could reasonably be expected to lead to, any alternative acquisition proposals;

  •
  the post-closing governance structure of Colony NorthStar, including that:

    o
    the board of Colony NorthStar will include five directors appointed by NSAM and NRF, including industry veterans Jon A. Fosheim and Douglas Crocker II;

    o
    NRF's Chairman, David T. Hamamoto, will be Executive Vice Chairman of the board of Colony NorthStar; and

    o
    NRF's Chief Investment and Operating Officer, Daniel R. Gilbert, will be the head of Colony NorthStar's retail platform;

  •
  that under the merger agreement, NRF is permitted to continue to pay regular quarterly dividends with respect to each quarter of 2016 so long as the distribution is declared and paid no earlier than the date of declaration and payment in the prior calendar year and a pro rata dividend for the first quarter of 2017;

  •
  the Mergers are expected to qualify as tax-free transactions to NRF stockholders, except with respect to cash received in lieu of fractional shares; and

  •
  the ability of NRF to pursue other strategic alternatives or remain a standalone entity in the event of the failure of the Mergers.

                In addition, the NRF special committee and the NRF board also identified and considered a variety of risks and other potentially negative factors weighing against the Mergers, including:

  •
  the possible disruption to NSAM's, Colony's or NRF's business that may result from the announcement and pendency of the Mergers (including the likelihood of litigation brought by or on behalf of NSAM, Colony or NRF stockholders challenging the Mergers);

  •
  the challenges in absorbing the effect of any failure to complete the Mergers, including potential termination fees and stockholder and market reactions;

  •
  the fact that the holders of NRF common stock might not receive a premium for their shares of NRF common stock in connection with the Mergers;

  •
  the fact that that, prior to the Mergers there has not been and will not be established a public trading for Colony NorthStar common stock, and that NRF stockholders cannot be sure of the market price of the Colony NorthStar stock they will receive as consideration;

  •
  the changes in senior management resulting from the Mergers;

  •
  the possibility that Colony may be unable to obtain all or a portion of the financing contemplated by the financing commitments;

  •
  the risk that the operational synergies and other benefits expected to result from the Mergers might not be fully realized or realized at all;

  •
  the challenges inherent in the combination of three businesses of the size and complexity of NSAM, Colony and NRF;

  •
  that NRF stockholders will be forgoing the potential benefits, if any, that could be realized by NRF remaining a standalone entity;

  •
  that some of the directors and executive officers of NRF have arrangements that provide them with interests in the Mergers that are different from, or in addition to, other common stockholders of NRF, as more fully described in the section entitled "—Interests of NRF's Directors and Executive Officers in the Mergers";

  •
  the terms of the merger agreement placing limitations on the ability of NRF to solicit, initiate or knowingly encourage or knowingly facilitate any inquiry or proposal for, or engage in any negotiations concerning, or provide any confidential or nonpublic information or data to, or have any discussion with, any person relating to any inquiry, proposal or offer that constitutes, or could reasonably be expected to lead to, any alternative acquisition proposals;

  •
  the right of each of the NSAM board and the Colony board to terminate the merger agreement in order to accept an NSAM superior proposal or a Colony superior proposal, respectively, subject to certain conditions (including payment to NRF of a portion of a termination fee);

  •
  the right of each of the NSAM board and the Colony board to change its recommendation to NSAM and Colony stockholders, respectively, upon the occurrence of certain intervening events, subject to certain conditions (including the payment to NRF of a portion of a termination fee);

  •
  the restrictions in the merger agreement on the conduct of NRF's business between the date of the merger agreement and the date of the consummation of the Mergers, including restrictions on the amount of distributions that may be made by NRF to its common stockholders;

  •
  the risk that the Mergers might not be completed in a timely manner or at all;

  •
  that forecasts of future financial and operational results of Colony NorthStar are necessarily estimates based on assumptions, may vary significantly from future performance and NSAM, Colony and NRF may not meet their respective financial projections;

  •
  the potential risk of diverting management focus and resources from operational matters and other strategic opportunities while working to implement the Mergers; and

  •
  various other risks associated with the Mergers and Colony NorthStar described in the section entitled "Risk Factors" beginning on page 61 of this joint proxy statement/prospectus and the matters described in the section entitled "Cautionary Statement Concerning Forward-Looking Statements" beginning on page 79 of this joint proxy statement/prospectus.

                The NRF special committee and NRF board considered these and other factors as a whole and concluded the relevant information and factors that they considered to be favorable to, and in support of, their determinations and recommendations.

                The foregoing discussion of certain information and factors considered by the NRF special committee and NRF board is not exhaustive but is intended to reflect the principal factors considered by the NRF special committee and NRF board in their consideration of the merger agreement and the transactions contemplated by the merger agreement. In light of the complexity and numerous factors considered, neither the NRF special committee nor the NRF board assigned any relative or specific weight to those various factors. Rather, the NRF special committee and NRF board based their recommendations on the totality of the information presented to and considered by them. In addition, individual members of the NRF special committee and the NRF board may have given weight to different factors not mentioned above. Moreover, Ms. Hannaway and Messrs. Hamamoto, Minami, Paglia and Tylis recused themselves from participating in the meetings of the NRF board, including the June 2, 2016 meeting (other than Mr. Tylis, who attended such meeting but did not participate in the deliberations) and the meeting held on October 10 and October 11, 2016 (other than Mr. Hamamoto, who attended such meeting but did not participate in the deliberations), at which the NRF board deliberated and voted to approve the merger agreement and the transactions contemplated by the merger agreement.

                The foregoing discussion of the information and factors considered by the NRF special committee and the NRF board utilized forward-looking information. This information should be read in light of the factors described under the section entitled "Cautionary Statement Concerning Forward-Looking Statements" beginning on page 79 of this joint proxy statement/prospectus.

                After carefully considering the various potentially positive and negative factors, including the foregoing, the NRF special committee and the NRF board concluded that, overall, the potentially positive factors relating to the merger agreement and the transactions contemplated by the merger agreement outweighed the potentially negative factors. Accordingly, the NRF board, following the unanimous recommendation of the NRF special committee, recommends that you vote "FOR" the NRF merger proposal, "FOR" the NRF charter proposal, "FOR" the NRF compensation proposal and "FOR" the NRF adjournment proposal.

Opinion of the NSAM Special Committee's Financial Advisor

                The NSAM special committee retained Evercore to act as its financial advisor in connection with its evaluation of potential strategic alternatives for NSAM, which included a transaction involving Colony and NRF. On June 2, 2016, at a joint meeting of the NSAM special committee and NSAM board, Evercore rendered its oral opinion, subsequently confirmed by delivery of a written opinion, that, as of June 2, 2016, after giving effect to the payment of the original NSAM special dividend and based upon and subject to the factors, procedures, assumptions, qualifications and limitations set forth in its opinion, the NRF exchange ratio, the Colony class A exchange ratio and the Colony class B exchange ratio were fair, from a financial point of view, to the holders of NSAM common stock.

                The full text of Evercore's written opinion, dated June 2, 2016, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Evercore in delivering its opinion, is attached as Annex D to this joint proxy statement/prospectus and is incorporated herein by reference in its entirety. The description of Evercore's written opinion set forth in this joint proxy statement/prospectus is qualified in its entirety by the full text of such opinion. We encourage you to read Evercore's opinion carefully and in its entirety. Evercore's opinion is not a recommendation as to how any holder of NSAM common stock should vote with respect to the transactions contemplated by the merger agreement or any other matter.

                In connection with rendering its opinion, Evercore, among other things:

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  reviewed certain publicly available business and financial information relating to NSAM, Colony and NRF that Evercore deemed to be relevant;

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  reviewed certain non-public historical financial and operating data relating to NSAM, Colony and NRF prepared and furnished to Evercore by the management of each of such companies;

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  reviewed certain non-public projected financial and operating data relating to NSAM, Colony and NRF prepared and furnished to Evercore by the management of each of such companies;

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  discussed the past and current operations, financial projections and current financial condition of NSAM, Colony and NRF with the management of each of such companies (including their views on the risks and uncertainties of achieving such projections);

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  performed a discounted cash flow analysis on NSAM based on forecasts and other data provided by the management of NSAM;

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  performed dividend discount analyses on Colony and NRF based on forecasts and other data provided by the management of each of such companies;

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  performed a peer group trading analysis on NSAM using publicly available information relating to public issuers that Evercore deemed relevant;

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  compared the relative contribution by each of NSAM, Colony and NRF of certain financial metrics Evercore deemed relevant to the pro forma entity based on the relative ownership derived from the exchange ratios;

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  performed sum-of-the-parts analyses for Colony and NRF based on forecasts and other data provided by the management of each of such companies;

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  reviewed estimated synergy information and anticipated asset sales and reinvestment assumptions, in each case as jointly developed by the management of NSAM, Colony and NRF;

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  reviewed the reported prices and the historical trading activity of NSAM, Colony and NRF;

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  reviewed publicly available research analyst estimates for NSAM's, Colony's and NRF's future financial performance on a standalone basis;

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  reviewed a substantially final draft of the merger agreement, dated June 2, 2016; and

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  performed such other analyses and examinations and considered such other factors that Evercore deemed appropriate.

                For purposes of Evercore's analysis and opinion, Evercore assumed and relied upon, without undertaking any independent verification of, the accuracy and completeness of all of the information publicly available, and all of the information supplied or otherwise made available to, discussed with or reviewed by Evercore, and Evercore assumes no liability therefor. With respect to the projected financial data relating to NSAM, Colony and NRF referred to above, Evercore assumed that such data had been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the respective managements of NSAM, Colony and NRF as to the future financial performance of NSAM, Colony, NRF and Colony NorthStar, as applicable, under the business assumptions reflected therein, including with respect to tax assumptions. Evercore expressed no view as to any projected financial and operating data or any judgments, estimates or assumptions on which they are based. Evercore relied, at the direction of the NSAM special committee, without independent verification, upon the assessments of the management of NSAM, Colony and NRF as to the future financial and operating performance of NSAM, Colony, NRF and Colony NorthStar and assumed that Colony NorthStar would realize the benefits that the management of NSAM, Colony and NRF expect would be realized from the NRF merger and Colony merger.

                For purposes of rendering its opinion, Evercore assumed, in all respects material to its analysis, that the representations and warranties of each party contained in the merger agreement (in the draft form reviewed by Evercore) were true and correct, that each party would perform all of the covenants and agreements required to be performed by it under the merger agreement and that all conditions to the consummation of the NRF merger and Colony merger would be satisfied without material waiver or modification thereof. Evercore further assumed that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the NRF merger and Colony merger would be obtained without any material delay, limitation, restriction or condition that would have an adverse effect on NSAM, Colony, NRF, Colony NorthStar or the consummation of such Mergers or would materially reduce the benefits of such Mergers to NSAM, Colony, NRF or Colony NorthStar. Evercore assumed the final versions of all documents reviewed by Evercore in draft form would conform in all material respects to the drafts reviewed by Evercore.

                Evercore did not make nor assume any responsibility for making any independent valuation or appraisal of the assets or liabilities of NSAM, Colony or NRF, nor was it furnished with any such appraisals, nor did it evaluate the solvency or fair value of NSAM, Colony or NRF under any state or federal laws relating to bankruptcy, insolvency or similar matters. Evercore's opinion was necessarily based upon information made available to Evercore as of June 2, 2016 and the financial, economic, market and other conditions as they existed and as could be evaluated on such date. Evercore's opinion noted that subsequent developments may affect Evercore's opinion and that Evercore does not have any obligation to update, revise or reaffirm its opinion.

                Evercore was not asked to pass upon, and expressed no opinion with respect to, any matter other than the fairness, after giving effect to the original NSAM special dividend, of: (i) the NRF exchange ratio; (ii) the Colony class A exchange ratio; and (iii) the Colony class B exchange ratio, from a financial point of view, to the holders of NSAM common stock. Evercore expressed no view on, and its opinion did not address, the fairness of the NRF merger and Colony merger to any other persons or holders of any securities, creditors or other constituencies of NSAM, Colony or NRF, nor any view as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of NSAM, Colony or NRF or any classes of such persons. Evercore assumed that any modification to the structure of the transaction would not vary its analysis in any material respect. Evercore's opinion was rendered prior to the negotiation and execution of the letter agreements dated July 28, 2016 and October 16, 2016, among the parties to the merger agreement and the change from the original NSAM special dividend to the NSAM special dividend, and thus Evercore did not consider such matters in connection with its opinion. Evercore's opinion did not address the relative merits of the NRF merger and Colony merger as compared to other business or financial strategies that might be available to NSAM, nor did it address the underlying business decision of NSAM to engage in the NRF merger and Colony merger. Evercore's opinion letter, and its opinion, did not constitute a recommendation to the NSAM special committee or to any other persons in respect of the NRF merger and Colony merger, including as to how any holder of NSAM common stock should act or vote in respect of such Mergers. Evercore expressed no opinion as to the price at which any securities of NSAM or Colony NorthStar will trade at any time. Evercore is not a legal, regulatory, accounting or tax expert and assumed the accuracy and completeness of assessments by NSAM and its advisors with respect to legal, regulatory, accounting and tax matters.

                Evercore's opinion was only one of many factors considered by the NSAM special committee in its evaluation of the transaction and should not be viewed as determinative of the views of the NSAM special committee with respect to the transaction or the NRF exchange ratio, the Colony class A exchange ratio or the Colony class B exchange ratio.

Summary of Material Financial Analysis

                The following is a brief summary of the material financial and comparative analyses that Evercore deemed to be appropriate for this type of transaction and that were reviewed with the NSAM special committee in connection with delivering Evercore's opinion. The summary of Evercore's financial analyses described below is not a complete description of the analyses underlying its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analyses and the application of those methods to the particular circumstances and, therefore, is not readily susceptible to summary description.

                The summary of the analyses and reviews provided below includes information presented in tabular format. In order to fully understand Evercore's analyses and reviews, the tables must be read together with the full text of each summary. The tables alone do not constitute a complete description of Evercore's analyses and reviews. Considering the data in the tables below without considering the full description of the analyses and reviews, including the methodologies and assumptions underlying the analyses and reviews, could create a misleading or incomplete view of Evercore's analyses and reviews.

                For purposes of its financial analyses, Evercore assumed that the original NSAM special dividend would be paid to holders of NSAM common stock prior to the closing of the Mergers. The expected transaction cost synergies were not taken into account when calculating the implied exchange ratios described below. To the extent that any of the quantitative data used in Evercore's financial analyses or described in this summary thereof is based on market data, it is based on market data as it existed on or before May 6, 2016, the day that NSAM, Colony and NRF confirmed discussions of exclusivity related to a potential three-way merger and is not necessarily indicative of current market conditions. Any references below to NSAM's, Colony's or NRF's "implied equity value" should be interpreted to refer to the equity value of such Company's common stock only.

Discounted Cash Flow Analysis

                Evercore performed a discounted cash flow analysis of NSAM to calculate the estimated present value as of March 31, 2016 of the standalone after-tax unlevered free cash flow that NSAM was projected to generate from April 1, 2016 through December 31, 2018 based on projections received from the management of NSAM, assuming: (i) a tax rate of 15%; (ii) the full burden of equity-based compensation (assumed to be uniformly paid in 2016; equity-based compensation is calculated assuming that 1% of the previous year's shares outstanding are issued at a stock price that assumes projected earnings per share growth and does not capture the impact of existing equity-based grants); (iii) the deduction of dividends from 2,713,750 shares of NRF common stock owned by NSAM; and (iv) adjustments for: (A) NSAM's investment in Townsend Holdings LLC, summarized above in the section entitled "Parties to the Merger Agreement—NorthStar Asset Management Group Inc." beginning on page 81 of this joint proxy statement/prospectus; and (B) changes in working capital.

Evercore also calculated a terminal value for NSAM by applying a range of perpetuity growth rates, based on its professional judgment and experience and given the nature of NSAM and its business and the industries in which it operates, from 1.00% to 3.00%, to the projected standalone unlevered after-tax free cash flow of NSAM in the terminal year. The cash flow and the terminal value were then discounted to present value using a discount rate of 10.0% to 11.0%, based on an estimate of NSAM's weighted average cost of capital calculated using the capital asset pricing model, to derive a range of implied enterprise values for NSAM. A range of implied equity values for NSAM was then calculated by reducing the range of implied enterprise values by the amount of NSAM's projected net borrowings (calculated as debt less cash and cash equivalents), adding the market value of 2,713,750 shares of NRF common stock owned by NSAM (based on a May 6, 2016 closing price of $13.00 per share) and adding the value of minority interests. Evercore's analysis resulted in an implied equity value per share reference range for NSAM on a standalone basis of approximately $11.52 to $16.56. From these values, Evercore deducted the value of the original NSAM special dividend attributable to each share, resulting in an implied equity value per share reference range of approximately $10.87 to $15.91.

Dividend Discount Analysis

Colony

                Evercore performed a dividend discount analysis of Colony by valuing the projected standalone quarterly dividend payments to be received by the holders of Colony common stock from June 30, 2016 through December 31, 2018, including special dividends to be paid, based on projections received from the management of Colony and assuming regular dividends would be paid quarterly in perpetuity. Evercore also calculated a terminal value for Colony by applying a range of annualized perpetuity growth rates, based on its professional judgment and experience given the nature of Colony and its business and the industries in which it operates, from 2.00% to 3.00%, to the quarterly dividend of Colony in the terminal quarter. The dividend payments and the terminal value were discounted to present value using a discount rate of 8.5% to 9.5%, based on Colony's cost of equity as calculated using the capital asset pricing model, resulting in an implied equity value per share range of approximately $21.56 to $28.34.

NRF

                Evercore performed a similar dividend discount analysis of NRF by valuing the projected standalone quarterly dividend payments to be received by holders of NRF common stock from June 30, 2016 through December 31, 2018 based on projections received from the management of NRF and assuming dividends would paid quarterly in perpetuity. Evercore also calculated a terminal value for NRF by applying a range of annualized perpetuity growth rates, based on its professional judgment and experience given the nature of NRF and its business and the industries in which it operates, from 2.00% to 3.00%, to the quarterly dividend of NRF in the terminal quarter. The dividend payments and the terminal value were discounted to present value using a discount rate of 11.5% to 12.5%, based on NRF's cost of equity as calculated using the capital asset pricing model, resulting in an implied equity value per share range of approximately $14.78 to $17.81.

Implied Exchange Ratio Analysis: Dividend Discount / Discounted Cash Flow Analysis

                Evercore calculated implied exchange ratio reference ranges for each of Colony and NRF as compared to NSAM by dividing the low end of the Dividend Discount implied equity value per share reference ranges for Colony and NRF, as applicable, by the high end of the Discounted Cash Flow implied equity value per share reference range for NSAM and the high end of the Dividend Discount implied equity value per share reference ranges for Colony and NRF, as applicable, by the low end of the Discounted Cash Flow implied equity value per share reference range for NSAM. This analysis indicated implied exchange ratio reference ranges of: (i) 1.3548 to 2.6081 shares of Colony NorthStar common stock for each share of Colony common stock in the Colony merger; and (ii) 0.9288 to 1.6388 shares of Colony NorthStar class A common stock for each share of NRF common stock in the NRF merger. Evercore compared these implied exchange ratios to the exchange ratios in the merger agreement of 1.4663 shares of Colony NorthStar common stock for each share of Colony common stock and 1.0996 shares of Colony NorthStar common stock for each share of New NRF Parent common stock.

Company	Analysis	Implied Equity Value Per Share	Implied Exchange Ratio (Compared to NSAM)
NSAM	Discounted Cash Flow	$10.87 to $15.91	N/A
Colony	Dividend Discount	$21.56 to $28.34	1.3548x to 2.6081x
NRF	Dividend Discount	$14.78 to 17.81	0.9288x to 1.6388x

Peer Group Trading Analysis

                In performing a peer group trading analysis of NSAM, Evercore reviewed publicly available financial and market information for NSAM and the selected public companies listed below, which we refer to as the NSAM peer group companies, which Evercore, based on its professional judgment and experience, deemed most relevant to consider in relation to NSAM, because they are public companies with operations that for purposes of this analysis Evercore considered similar to the operations of one or more of the business lines of NSAM. Evercore reviewed, among other things, the price-to-earnings ratio, which we refer to as the P/E ratio, of each of the NSAM peer group companies.

	2016E P/E Ratio		2017E P/E Ratio
Affiliated Managers	12.1	x	10.6	x
AllianceBernstein	12.5		11.2
Ameriprise Financial	9.9		8.5
Artisan Partners	13.6		12.7
BlackRock	18.3		15.6
Calamos	33.6		17.0
Cohen & Steers	19.9		16.4
Eaton Vance	16.1		14.3
Federated Investors	15.9		14.8
Franklin Resources	13.2		12.5
Gabelli/GAMCO	10.2		12.5
Invesco	12.7		10.5
Janus Capital	15.9		13.3
Legg Mason	18.1		10.1
Manning & Napier	11.6		11.4
OM Asset Management	11.8		10.6
Pzena	23.1		19.3
T. Rowe Price	16.2		14.8
Virtus Investment Partners	14.2		12.7
Waddell & Reed	9.4		9.8

                Based on this review and its professional judgment and experience, Evercore then applied: (i) a reference range of P/E multiples of 13.0x to 16.0x to NSAM's 2016E CAD fully burdened by equity-based compensation, which we refer to as adjusted CAD, for an implied equity value per share range of approximately $13.74 to $17.06 (after adjusting for the value of the original NSAM special dividend attributable to each share); and (ii) a reference range of P/E multiples of 12.5x to 15.0x to NSAM's 2017E adjusted CAD, for an implied equity value per share range of approximately $14.27 to $17.26 (after adjusting for the value of the original NSAM special dividend attributable to each share). Equity-based compensation is calculated assuming that 1% of the previous year's shares outstanding are issued at a stock price that assumes projected earnings per share growth and does not capture the impact of existing equity-based grants.

Sum-of-the-Parts Analysis

Colony

                Evercore performed an analysis of Colony on a sum-of-the-parts basis by performing a net asset value, which we refer to as NAV, calculation for the following business segments and assets of Colony OP in each case based upon forecasts and other financial information provided by Colony's management: (i) CLIP real estate; (ii) Investments in Colony Starwood Homes, which we refer to as SFR, and Colony American Finance, LLC, which we refer to as CAF; (iii) other real estate equity; (iv) real estate debt; and (v) investment management.

                For purposes of the CLIP real estate business segment, Evercore reviewed certain publicly available financial information (including capitalization rates as of May 6, 2016, noted in parentheses) for EastGroup Properties, Inc. (6.06%), First Industrial Realty Trust, Inc. (6.15%) and PS Business Parks, Inc. (6.20%), which companies we refer to collectively as the industrial REIT comps, and which, in the exercise of its professional judgment and experience, Evercore deemed to be relevant to its analysis. Based upon its professional judgment and experience, Evercore derived a capitalization rate reference range of 6.06% to 6.20% that was then applied to the estimated net operating income of the CLIP real estate business segment for calendar year 2016 as provided by Colony management. After subtracting the CLIP real estate business segment's debt and goodwill, this analysis resulted in an NAV range for the CLIP real estate business segment of approximately $567 million to $597 million.

                For purposes of the investment in SFR, Evercore multiplied the SFR share price as of May 6, 2016 of $25.77 by 15.120 million shares owned by Colony according to information provided by Colony management, resulting in an NAV of approximately $390 million. For purposes of the investment in CAF, Evercore reviewed certain publicly available financial information (including stock price to book value multiples as of May 6, 2016, noted in parentheses) for Starwood Property Trust, Inc. (1.15x), Blackstone Mortgage Trust, Inc. (1.06x), Ladder Capital Corp (0.86x), Ares Commercial Real Estate Corporation (0.81x) and Apollo Commercial Real Estate Finance, Inc. (0.79x), which companies we refer to collectively as the commercial mortgage REIT comps, and which, in the exercise of its professional judgment and experience, Evercore deemed to be relevant to its analysis. Based upon its professional judgment and experience, Evercore derived a stock price to book value multiple range of 0.79x to 1.15x and applied this range to the book value of the CAF investment, according to information provided by Colony management. This resulted in an NAV range for the CAF investment of approximately $45 million to $65 million and a total NAV range for the SFR and CAF investments of approximately $434 million to $455 million.

                For purposes of the Other Real Estate Equity assets, Evercore calculated the NAV for the following categories of assets: NNN investments, joint venture assets, the investment in Safeway, Inc., which we refer to as Safeway and assets held for sale.

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  For purposes of the NNN investments, Evercore reviewed certain publicly available financial information (including capitalization rates as of May 6, 2016, noted in parentheses) for Lexington Realty Trust (7.4%), Gramercy Property Trust (6.7%) and Select Income REIT (6.9%), which companies we refer to collectively as the NNN comps, and which, in the exercise of its professional judgment and experience, Evercore deemed to be relevant to its analysis. Based upon its professional judgment and experience, Evercore derived a capitalization rate reference range of 6.7% to 7.4% that was then applied to the estimated 2016 net operating income (based on annualized first quarter 2016 net operating income) of the NNN investments' assets for the annualized first quarter 2016 as provided by Colony management. After subtracting the NNN investments' financing, this analysis resulted in a NAV range for the NNN investments of approximately $144 to $203 million.

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  For purposes of the joint venture assets, Evercore reviewed financial information provided by Colony regarding the book values of its joint venture consolidated assets, joint venture consolidated debt and joint venture unconsolidated investments (net book value) to calculate a joint venture net book value. Evercore then multiplied this joint venture net book value by a multiple range of 1.20x to 1.50x, which it derived based on its professional judgment and experience. This resulted in an NAV range for the joint venture assets of approximately $303 million to $379 million.

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  For purposes of the investment in Safeway, Evercore assumed, based on information provided by Colony's management, ownership of 8.45 million shares of Safeway and multiplied this by an equity value per share range of $20.00 to $25.00 based on a preliminary valuation in connection with an IPO contemplated by Safeway in 2015. This resulted in an NAV range for the investment in Safeway of approximately $169 million to $211 million.

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  For purposes of the assets held for sale, Evercore assumed a book value of such assets of $32 million based on information provided by Colony's management. Evercore then multiplied this book value by the commercial mortgage REIT comps multiple range of 0.79x to 1.15x. This resulted in an NAV range for the assets held for sale of approximately $25 million to $37 million.

                Evercore totaled each of the low end and each of the high end of the NAV ranges for the NNN investments, joint venture assets, Safeway investment and assets held for sale, which resulted in an NAV range of approximately $641 million to $830 million for the other real estate equity assets.

                For purposes of the real estate debt assets, Evercore was provided the book values of the purchased credit-impaired loans, non-PCI loans and real estate and related assets ($204 million, $1,744 million and $31 million, respectively) from information provided by Colony's management and multiplied such book values by the commercial mortgage REIT comps multiple range of 0.79x to 1.15x. This resulted in an NAV range for the real estate debt assets of approximately $1,565 million to $2,275 million.

                For purposes of the investment management assets, Evercore multiplied the Core FFO from the investment management division of Colony (as provided by Colony's management) by a reference range of 13.0x to 16.0x, which Evercore derived based on its professional judgment and experience. This resulted in an NAV range for the investment management assets of approximately $528 million to $650 million.

                Evercore totaled each of the low end and each of the high end of the NAV ranges for the CLIP real estate, SFR/CAF investments, other real estate equity, real estate debt and investment management assets of Colony. Evercore then subtracted the book values of Colony's preferred stock and debt, subtracted the contingent consideration arrangement discussed in the section entitled "Other Related Agreements—The Amendment to the Colony Contribution and Implementation Agreement" beginning on page 309 of this joint proxy statement/prospectus, added the book value of certain other assets and subtracted certain other liabilities. This resulted in an NAV range for Colony OP of approximately $2,181 million to $3,250 million. Evercore then divided the NAV range by the total number of Colony common stock shares outstanding according to Colony's management, resulting in an NAV per share of approximately $16.05 to $23.92.

NRF

                Evercore performed a sum-of-the-parts analysis for NRF based upon the implied values for the following business segments of NRF, in each case based upon forecasts and other financial information provided by NRF's management: (i) healthcare; (ii) hotel; (iii) net lease; and (iv) multi-tenant office.

                For purposes of this analysis, Evercore reviewed certain publicly available financial information (including capitalization rates as of May 6, 2016, noted in parentheses) for the following publicly traded companies, which, in the exercise of its professional judgment and experience, Evercore deemed to be relevant to its analysis: (i) for the healthcare business segment: Welltower Inc. (6.6%), Ventas, Inc. (6.6%), HCP, Inc. (6.8%) and Senior Housing Properties Trust (7.5%); (ii) for the hotel business segment: Apple Hospitality REIT, Inc. (7.9%), RLJ Lodging Trust (7.5%), Hersha Hospitality Trust (7.0%), Summit Hotel Properties, Inc. (7.8%) and Chatham Lodging Trust (7.5%); (iii) for the net lease business segment: Lexington Realty Trust (7.4%), Gramercy Property Trust (6.7%)and Select Income REIT (6.9%); and (iv) for the multi-tenant office business segment: Franklin Street Properties Corp. (7.0%) and City Office REIT, Inc. (7.0%), which companies we refer to collectively as the NRF selected segment companies. For its analysis of the manufactured housing business segment, Evercore used publicly available terms of the agreement to sell NRF's manufactured housing business prior to closing. For its analysis of the multifamily business segment, Evercore reviewed certain financial information relevant to the multifamily business disclosed in NRF's publicly released fourth quarter 2015 financials.

                Based upon the review of the capitalization rates of the NRF selected segment companies, the manufactured housing sale information and the multifamily business financial information, Evercore derived capitalization rate reference ranges that were then applied to NRF's management's estimated run-rate net operating income for calendar year 2016 for the applicable business segment of NRF. This yielded an implied value range for the NRF business segments of $11,490 million to $12,181 million.

                Evercore then calculated a range of values for the NRF management agreement (assuming a net present value of a perpetual revenue stream of $185 million and approximately $9 million of reimbursed general and administrative costs grown at 3.0%) by performing a discounted cash flow analysis using a range of discount rates of 8.0% to 10.0% and a range of EBITDA margins on revenue of 60.0% to 70.0%. The range of values was then deducted from the total of the implied values of NRF's business segments. Evercore then added the values of the private equity funds, balance sheet loans, commercial mortgage backed securities, collateralized debt obligations, other unconsolidated joint venture assets and cash and cash equivalents, as provided by NRF's management. This analysis resulted in a range of implied values for NRF's total operating assets of approximately $12,038 million to $13,333 million.

                Evercore then calculated NRF's implied equity value by subtracting the value of NRF's total liabilities of $8,783 million and subtracting the value of NRF's preferred stock of $987 million, each as of March 31, 2016 and based on projections provided by NRF's management. This resulted in a range of implied equity values of NRF of approximately $2,269 million to $3,564 million. Taking into account the number of shares of NRF common stock outstanding as of May 31, 2016 as provided by NRF's management, this analysis resulted in a range of implied equity values per share of NRF common stock of approximately $12.21 to $19.17.

Implied Exchange Ratio Analysis: Sum-of-the-Parts / Peer Group Trading

                Evercore calculated implied exchange ratio reference ranges for each of Colony and NRF as compared to NSAM by dividing the low end of the Sum-of-the-Parts implied equity value per share reference ranges for Colony and NRF, as applicable, by the high end of the Peer Group Trading implied equity value per share reference ranges based upon NSAM's 2016E adjusted CAD and 2017E adjusted CAD and the high end of the Sum-of-the-Parts implied equity value per share reference ranges for Colony and NRF, as applicable, by the low end of the Peer Group Trading implied equity value per share reference ranges based upon NSAM's 2016E adjusted CAD and 2017E adjusted CAD. This analysis indicated implied exchange ratio reference ranges of: (i) 0.9406 to 1.7409 shares of Colony NorthStar common stock for each share of Colony common stock in the Colony merger based upon NSAM's 2016E adjusted CAD and 0.9298 to 1.6758 shares of Colony NorthStar common stock for each share of Colony common stock in the Colony merger based upon NSAM's 2017E adjusted CAD; and (ii) 0.7155 to 1.3954 shares of Colony NorthStar class A common stock for each share of NRF common stock in the NRF merger based upon NSAM's 2016E adjusted CAD and 0.7073 to 1.3431 shares of Colony NorthStar class A common stock for each share of NRF common stock in the NRF merger based upon NSAM's 2017E adjusted CAD. Evercore compared these implied exchange ratios to the exchange ratios in the merger agreement of 1.4663 shares of Colony NorthStar common stock for each share of Colony common stock and 1.0996 shares of Colony NorthStar common stock for each share of New NRF Parent common stock.

Company	Analysis	Implied Equity Value Per Share	Implied Exchange Ratio (based upon NSAM 2016E Adj. CAD)	Implied Exchange Ratio (based upon NSAM 2017E Adj. CAD)
NSAM
2016E Adj. CAD	Peer Group Trading	$13.74 to $17.06	N/A	N/A
2017E Adj. CAD	Peer Group Trading	$14.27 to $17.26	N/A	N/A
Colony	Sum of the Parts	$16.05 to $23.92	0.9406x to 1.7409x	0.9298x to 1.6758x
NRF	Sum of the Parts	$12.21 to $19.17	0.7155x to 1.3954x	0.7073x to 1.3431x

Other Factors

                Evercore also reviewed and considered other factors, which were not considered part of its financial analyses in connection with rendering its advice but were referenced for informational purposes, including, among other things, the last 12 month trading range, research analyst price targets, the historical share price ratio and a contribution analysis. Evercore noted that none of the foregoing constituted a valuation methodology and that the foregoing were presented for informational purposes only.

Last 12 Month Trading Range

                Evercore reviewed historical trading prices of shares of NSAM common stock, Colony class A common stock and NRF common stock during the 12 month period ended May 6, 2016, noting that the low and high closing prices during such period ranged from $8.66 to $21.42 for NSAM (after adjusting for the original NSAM special dividend), $15.17 to $26.29 for Colony and $8.57 to $31.65 for NRF (historically adjusted for stock splits and spinoffs). Evercore calculated implied exchange ratio reference ranges for Colony and NRF by dividing the low end of the historical trading price ranges for Colony and NRF, as applicable, by the high end of the historical trading price range for NSAM and the high end of the historical trading price ranges for Colony and NRF, as applicable, by the low end of the historical trading price range for NSAM. This resulted in implied exchange ratio reference ranges of: (i) 0.7082 to 3.0359 shares of Colony NorthStar common stock for each share of Colony common stock in the Colony merger; and (ii) 0.4001 to 3.6549 shares of Colony NorthStar class A common stock for each share of NRF common stock in the NRF merger. Evercore compared these implied exchange ratios to the exchange ratios in the merger agreement of 1.4663 shares of Colony NorthStar common stock for each share of Colony common stock and 1.0996 shares of Colony NorthStar common stock for each share of New NRF Parent common stock.

Research Analyst Price Targets

                Evercore reviewed publicly available share price targets of research analysts' estimates known to Evercore as of May 11, 2016, noting that the low and high share price targets ranged from $15.00 to

$20.00 for NSAM, $18.00 to $30.00 for Colony and $15.00 to $38.00 for NRF. After adjusting for the original NSAM special dividend, Evercore calculated implied exchange ratio reference ranges for Colony and NRF by dividing the low end of the share price target ranges for Colony and NRF, as applicable, by the high end of the share price target range for NSAM and the high end of the share price target ranges for Colony and NRF, as applicable, by the low end of the share price target range for NSAM. This resulted in implied exchange ratio reference ranges of: (i) 0.9626 to 2.1898 shares of Colony NorthStar common stock for each share of Colony common stock in the Colony merger; and (ii) 0.7752 to 2.6481 shares of Colony NorthStar class A common stock for each share of NRF common stock in the NRF merger. The price targets published by equity research analysts do not necessarily reflect current market trading prices for NSAM common stock, Colony class A common stock and NRF common stock and these price targets are subject to numerous uncertainties, including the future financial performance of each Company and market conditions. Evercore compared these implied exchange ratios to the exchange ratios in the merger agreement of 1.4663 shares of Colony NorthStar common stock for each share of Colony common stock and 1.0996 shares of Colony NorthStar common stock for each share of New NRF Parent common stock.

Historical Share Price Ratio

                Evercore also reviewed the historical share price ratio of shares of Colony class A common stock to shares of NSAM common stock from April 2, 2015 (the date of the Colony internalization transaction) to May 6, 2016 by dividing the closing price for shares of Colony class A common stock by the closing price for shares of NSAM common stock (after adjusting for the original NSAM special dividend) as of the end of each trading day during this period. This indicated an implied exchange ratio reference range of 1.1257 to 1.9210 shares of Colony NorthStar common stock for each share of Colony common stock in the Colony merger. Evercore compared this implied exchange ratio to the exchange ratio in the merger agreement of 1.4663 shares of Colony NorthStar common stock for each share of Colony common stock.

                Evercore reviewed the historical share price ratio of shares of NRF common stock to shares of NSAM common stock from July 1, 2014 to May 6, 2016 (with NRF prices historically adjusted for stock splits and spinoffs) by dividing the closing price for shares of NRF common stock by the closing price for shares of NSAM common stock (after adjusting for the original NSAM special dividend) as of the end of each trading day during this period. This indicated an implied exchange ratio reference range of 0.9851 to 1.8170 shares of Colony NorthStar class A common stock for each share of NRF common stock in the NRF merger. Evercore compared this implied exchange ratio to the exchange ratio in the merger agreement of 1.0996 shares of Colony NorthStar class A common stock for each share of New NRF Parent common stock.

Contribution Analysis

Colony

                Evercore analyzed the respective contributions of NSAM and Colony to the CAD (Core FFO) and adjusted CAD (Adjusted Core FFO) of a combined NSAM/Colony company for the years 2016, 2017 and 2018, based on projections provided by the management of NSAM and Colony and taking into account the original NSAM special dividend. This analysis indicated the relative contributions of NSAM and Colony and the implied exchange ratio of shares of a combined NSAM/Colony company.

	NSAM Standalone (in millions)	Colony Standalone (in millions)	NSAM Contribution	Colony Contribution	Implied Exchange Ratio(1)
CAD (Core FFO)
2016E	$237	$271	47%	53%	1.7605x
2017E	$256	$330	44%	56%	1.9841x
2018E	$281	$389	42%	58%	2.1376x
Adj. CAD (Adj. Core FFO)
2016E	$211	$258	45%	55%	1.8755x
2017E	$229	$311	42%	58%	2.0991x
2018E	$251	$366	41%	59%	2.2551x

(1)
Implied exchange ratio reflects impact of the original NSAM special dividend.

NRF

                Evercore analyzed the respective contributions of NSAM and NRF to the CAD (Core FFO) and adjusted CAD (Adjusted Core FFO) of a combined NSAM/NRF company for the years 2016, 2017 and 2018, based on projections provided by the management of NSAM and NRF and taking into account the original NSAM special dividend. This analysis indicated the relative contributions of NSAM and NRF and the implied exchange ratio of shares of a combined NSAM/NRF company.

	NSAM Standalone (in millions)	NRF Standalone (in millions)	NSAM Contribution	NRF Contribution	Implied Exchange Ratio(1)
CAD (Core FFO)
2016E	$237	$417	36%	64%	2.0136x
2017E	$256	$288	47%	53%	1.2697x
2018E	$281	$263	52%	48%	1.0517x
Adj. CAD (Adj. Core FFO)
2016E	$211	$396	35%	65%	2.1444x
2017E	$229	$267	46%	54%	1.3202x
2018E	$251	$244	51%	49%	1.0926x

(1)
Implied exchange ratio reflects impact of the original NSAM special dividend.

Miscellaneous

                In arriving at its opinion, Evercore did not draw, in isolation, conclusions from or with regard to any factor or analysis considered by it. Rather, Evercore made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses. The order of the analyses and reviews described in the summary above and the results thereof do not represent the relative importance or weight given to these analyses and reviews by Evercore. Considering selected portions of the analyses and reviews in the summary set forth above, without considering the analyses and reviews as a whole, could create an incomplete or misleading view of the analyses and reviews underlying Evercore's opinion. Evercore may have considered various assumptions more or less probable than other assumptions, so the range of valuations and implied exchange ratios resulting from any particular analysis should therefore not be taken to represent Evercore's view of the value of NSAM, Colony or NRF.

                For purposes of its analyses and reviews, Evercore considered industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of NSAM, Colony, NRF and their advisors. No company or business used in Evercore's analyses and reviews as a comparison is identical to NSAM, Colony or NRF and an evaluation of the results of those analyses and reviews is not entirely mathematical. Rather, the analyses and reviews involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, businesses or transactions used in Evercore's analyses and reviews. The estimates contained in Evercore's analyses and reviews and the ranges of valuations resulting from any particular analysis or review are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by Evercore's analyses and reviews. In addition, analyses and reviews relating to the value of companies, businesses or securities do not purport to be appraisals or to reflect the prices at which companies, businesses or securities actually may be sold. Accordingly, the estimates used in, and the results derived from, Evercore's analyses and reviews are inherently subject to substantial uncertainty, and Evercore assumes no responsibility if future results or values are materially different from those forecasted in such estimates.

                Under the terms of Evercore's engagement, Evercore provided the NSAM special committee with financial advisory services and delivered a fairness opinion to the NSAM special committee in connection with the transaction. Pursuant to the terms of its engagement letter, dated March 21, 2016, NSAM has agreed to pay Evercore certain fees for its services in connection with its engagement. Evercore received a fee of $1 million upon execution of the engagement letter, earned $500,000 per month for the first three months of its engagement and is entitled to ongoing fees of $250,000 per month in connection with its engagement. Evercore also received an opinion fee of $2 million upon delivery of its fairness opinion to the NSAM special committee. In addition, Evercore may receive a discretionary fee of up to $7 million, which amount, if any, shall be determined by the NSAM special committee in its sole discretion.

                In addition, NSAM has agreed to reimburse Evercore for its reasonable, documented out-of-pocket expenses (including legal fees, expenses and disbursements) incurred in connection with its engagement and to indemnify Evercore and any of its members, partners, officers, directors, advisors, representatives, employees, agents, affiliates or controlling persons, if any, against certain liabilities and expenses arising out of Evercore's engagement, any services performed by Evercore in connection therewith or any transaction contemplated thereby.

                In the two year period prior to the date of its opinion, Evercore and its affiliates had no material relationship with NSAM, Colony or NRF pursuant to which any compensation was received by Evercore or its affiliates as a result of such relationship.

                With respect to the NRF merger and Colony merger, Evercore did not recommend any specific exchange ratios to the NSAM special committee or NSAM's management or that any specific exchange ratios constituted the only appropriate exchange ratios in such Mergers for the holders of NSAM common stock.

                In the ordinary course of business, Evercore or its affiliates may actively trade the securities, related derivative securities or financial instruments of NSAM, Colony or NRF and their respective affiliates for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities or instruments.

                The issuance of Evercore's opinion was approved by an opinion committee of Evercore.

                The NSAM special committee engaged Evercore to act as one of its financial advisors based on its qualifications, experience and reputation, as well as its familiarity with the business of NSAM. Evercore is an internationally recognized investment banking firm and is regularly engaged in the valuation of businesses in connection with mergers and acquisitions, leveraged buyouts, competitive biddings, private placements and valuations for corporate and other purposes.

Opinion of NSAM's Financial Advisor

                NSAM retained Goldman Sachs as financial advisor to advise it in connection with the Mergers and related transactions contemplated by the merger agreement (the merger agreement referred to in this section (Opinion of NSAM's Financial Advisor) is the merger agreement as of June 2, 2016 and not as amended by the July 28, 2016 and October 16, 2016 amendments described herein). In connection with this engagement, the NSAM board requested that Goldman Sachs evaluate the fairness, from a financial point of view, to the holders (other than Colony, NRF and their respective affiliates) of the NSAM common stock, as of June 2, 2016 and taking into account the original NSAM special dividend, the NRF merger and the Colony merger, of the NSAM exchange ratio, pursuant to the merger agreement. On June 2, 2016, Goldman Sachs rendered to the NSAM board its oral opinion, which was subsequently confirmed by delivery of a written opinion dated as of such date, that, as of such date and based upon and subject to the factors and assumptions set forth in Goldman Sachs' written opinion, and taking into account the original NSAM special dividend, the NRF merger and the Colony merger, the NSAM exchange ratio pursuant to the merger agreement was fair, from a financial point of view, to the holders (other than Colony, NRF and their respective affiliates) of NSAM common stock.

                The full text of Goldman Sachs' written opinion, dated June 2, 2016, which sets forth the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by Goldman Sachs in connection with its opinion, is attached as Annex E to this joint proxy statement/prospectus and is incorporated herein by reference in its entirety. Goldman Sachs' financial advisory services and opinion were provided for the information and assistance of the NSAM board in connection with and for purposes of its consideration of the transactions contemplated by the merger agreement. The Goldman Sachs opinion is not a recommendation as to how any holder of NSAM common stock should vote with respect to the transactions contemplated by the merger agreement or any other matter.

                In connection with rendering its opinion, Goldman Sachs reviewed, among other things:

  •
  a substantially final draft of the merger agreement, dated June 2, 2016;

  •
  annual reports to stockholders and Annual Reports on Form 10-K of NSAM for the two fiscal years ended December 31, 2015;

  •
  NSAM's Registration Statement on Form 10, including NSAM's Information Statement, dated June 24, 2014 relating to the distribution of NSAM's common stock by NRF;

  •
  annual reports to the stockholders and Annual Reports on Form 10-K of NRF for the five fiscal years ended December 31, 2015;

  •
  annual reports to stockholders and Annual Reports on Form 10-K of Colony for the five fiscal years ended December 31, 2015;

  •
  certain interim reports to stockholders and Quarterly Reports on Form 10-Q of NSAM, NRF and Colony; certain other communications from NSAM, NRF and Colony to their respective stockholders;

  •
  certain publicly available research analyst reports for NSAM, Colony and NRF;

  •
  certain internal financial analyses and forecasts for Colony prepared by its management, including certain operating synergies projected by Colony to result from the transactions; certain internal financial analyses and forecasts for NRF prepared by its management, including certain operating synergies projected by NRF to result from the transactions; and

  •
  certain internal financial analysis and forecasts for NSAM and certain financial analyses and forecasts for Colony, NRF and Colony NorthStar prepared by management of NSAM, in each case, as approved for Goldman Sachs' use by NSAM, which we refer to as the Forecasts, including certain operating synergies projected by the management of NSAM to result from the transactions, as approved for Goldman Sachs' use by management of NSAM.

                Goldman Sachs also held discussions with members of the senior management of NSAM, Colony and NRF regarding their assessment of the strategic rationale for, and the potential benefits of, the transactions and the past and current business operations, financial condition and future prospects of NSAM, Colony, NRF and Colony NorthStar; reviewed the reported price and trading activity for NSAM common stock, Colony class A common stock and NRF common stock; compared certain financial and stock market information for NSAM, Colony and NRF with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the real estate asset management industry and in other industries; and performed such other studies and analyses and considered such other factors, as Goldman Sachs deemed appropriate.

                For purposes of rendering the opinion described above, Goldman Sachs relied upon and assumed, without assuming any responsibility for independent verification, the accuracy and completeness of all of the financial, legal, accounting, tax and other information provided to, discussed with or reviewed by it, and it does not assume any responsibility for any such information. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of NSAM, Colony, NRF, Colony NorthStar, New NRF Parent, NRF OP Merger Sub, New Parent Merger Sub, NSAM LP, NSAM Jersey, Colony OP, NRF LP or any of their respective subsidiaries, nor was any evaluation or appraisal of the assets or liabilities of NSAM, Colony, NRF, Colony NorthStar, New NRF Parent, NRF OP Merger Sub, New Parent Merger Sub, NSAM LP, NSAM Jersey, Colony OP, NRF LP or any of their respective subsidiaries furnished to Goldman Sachs. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the transactions will be obtained without any adverse effect on NSAM, Colony, NRF, Colony NorthStar or New NRF Parent or on the expected benefits of the transactions in any way meaningful to its analysis. Goldman Sachs has also assumed that the original NSAM special dividend will be paid in the amount of a pro rata portion of $128 million in cash to each holder of NSAM common stock before the closing of the Redomestication merger and that the transactions will be consummated on the terms set forth in the merger agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.

                Goldman Sachs' opinion does not address the underlying business decision of NSAM to engage in the transactions or the relative merits of the transactions as compared to any strategic alternatives that may be available to NSAM; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs' opinion addresses only the fairness from a financial point of view, to the holders (other than Colony, NRF and their respective affiliates) of NSAM common stock, as of the date of the opinion and taking into account the original NSAM special dividend, the NRF merger and the Colony merger, of the NSAM exchange ratio, pursuant to the merger agreement. Goldman Sachs' opinion does not express any view on, and does not address, any other term or aspect of the merger agreement or the transactions, including the two separate letter agreements, respectively dated July 28, 2016 and October 16, 2016, among the parties to the merger agreement, the replacement of the original NSAM special dividend with the NSAM special dividend, the Colony class A exchange ratio, the Colony class B exchange ratio, the NRF exchange ratio, the treatment of partnership units in NSAM LP, the treatment of the limited liability company interests in NSAM Jersey, the transactions pursuant to Sections 2.01(b), (c), (d), (e) and (f) of the merger agreement, Sections 2.13 and 2.14 of the merger agreement and Section 2.24 of the merger agreement (including the transactions set forth in Exhibit C of the merger agreement) or any term or aspect of any other agreement or instrument contemplated by the merger agreement or entered into or amended in connection with the transactions, including, without limitation, the fairness of the transactions to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors or other constituencies of NSAM; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of NSAM, or class of such persons, in connection with the transactions, whether relative to the NSAM exchange ratio, pursuant to the merger agreement and taking into account the original NSAM special dividend, the NRF merger and the Colony merger, or otherwise. Goldman Sachs' opinion was necessarily based on economic, monetary market and other conditions, as in effect on, and the information made available to it as of, the date of the opinion and Goldman Sachs assumed no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its opinion. In addition, Goldman Sachs does not express any opinion as to the prices at which the shares of Colony NorthStar common stock will trade at any time or as to the impact of the transactions on the solvency or viability of NSAM, Colony, NRF, Colony NorthStar, New NRF Parent, NRF OP Merger Sub, New Parent Merger Sub, NSAM LP, NSAM Jersey, Colony OP or NRF LP or the ability of NSAM, Colony, NRF, Colony NorthStar, New NRF Parent, NSAM LP, NSAM Jersey, Colony OP or NRF LP to pay their respective obligations when they come due. Goldman Sachs' opinion was approved by a fairness committee of Goldman Sachs.

Summary of Material Financial Analysis

                The following is a summary of the material financial analyses delivered by Goldman Sachs to the NSAM board in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs' financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before June 1, 2016, the last trading day before Goldman Sachs presented its financial analysis to the NSAM board on June 2, 2016, and is not necessarily indicative of current market conditions.

Implied Premia Analysis

                Goldman Sachs calculated the implied value per share of NSAM common stock reflected by the NSAM exchange ratio and accounting for the payment of the pro rata portion of the original NSAM special dividend to each outstanding share of NSAM common stock. In addition, the calculation assumes, at the direction of NSAM's management, that the fully diluted share counts of NSAM common stock, as provided by NSAM's management, and NRF common stock, as provided by NRF's management and approved for Goldman Sachs' use by NSAM's management, are adjusted to reflect voluntary forfeitures of equity awards by NSAM and NRF executives and employee equity awards of NSAM and NRF that will be cancelled at closing without receipt of any consideration. Finally, the calculation assumes the exchange ratios are as set forth in the merger agreement. Using the closing price on June 1, 2016 of $12.17 per share of NSAM common stock, $18.42 per share of Colony class A common stock and $13.50 per share of NRF common stock, this calculation resulted in an implied value of $12.87 per share of NSAM common stock.

                Using the results of the calculations described above, Goldman Sachs calculated the following premia:

  •
  the implied value of the NSAM exchange ratio as a premium to the closing price of NSAM on June 1, 2016;

  •
  the implied value of the NSAM exchange ratio as a premium to the closing price of NSAM on May 6, 2016, the date that NSAM publicly announced it had entered into exclusive negotiations with Colony and NRF based upon a joint proposal from Colony and NRF for a tri-party all stock "at the market" business combination based upon historical trading prices;

  •
  the implied value of the NSAM exchange ratio as a premium to the volume weighted average share price of NSAM common stock over the 10-trading day period ended on May 6, 2016; and

  •
  the implied value of the NSAM exchange ratio as a premium to the closing price of NSAM on January 8, 2016, the last trading day prior to NSAM publicly announcing it had engaged Goldman Sachs as its financial advisor to assist it in exploring possible strategic alternatives to maximize stockholder value.

                The results of these analyses are summarized as follows:

Reference Point	Implied Premia
June 1, 2016 closing price	5.8%
May 6, 2016 closing price	7.1%
10-Day volume weighted average share price (ending May 6, 2016)	3.1%
January 8, 2016 closing price	23.0%

Illustrative Present Value of Future Stock Price Analyses

                Goldman Sachs performed an illustrative analysis of the implied present value of the future stock price for NSAM and the pro forma company, which is designed to provide an indication of the present value of a theoretical future value of the equity of NSAM and the pro forma company, as a function of NSAM's, Colony's and NRF's estimated future earnings and their assumed trading multiples. For this analysis, Goldman Sachs used the Forecasts for each of the fiscal years 2016 and 2017.

                Goldman Sachs performed an analysis of the illustrative present value of the future stock price of NSAM by first multiplying the Forecasts of NSAM's earnings per share for each of the fiscal years 2017 and 2018 by a 2016 and 2017 price/adjusted earnings per share multiple range of 9.0x to 14.0x, to determine the illustrative implied future equity values of shares of NSAM common stock. These illustrative implied per share future equity values were then discounted to March 31, 2016, using a discount rate of 12.9%, reflecting an estimate of NSAM's cost of equity, after taking into account the present value of cumulative dividends paid by NSAM. This analysis yielded an illustrative range of implied per share present values of shares of NSAM common stock for the period of December 31, 2016 through December 31, 2017 of $10.07 to $15.50.

                Goldman Sachs also performed an analysis of the illustrative present value of the future stock price of NSAM by first multiplying the Forecasts of NSAM's adjusted EBITDA for each of the fiscal years 2017 and 2018 by a 2016 and 2017 estimated enterprise value/adjusted EBITDA multiple range of

9.0x to 12.0x to determine illustrative implied future equity values of share of NSAM common stock. These illustrative implied future equity values were then discounted to March 31, 2016, using a discount rate of 12.9%, reflecting an estimate of NSAM's cost of equity, after taking into account the present value of cumulative dividends paid by NSAM. This analysis yielded an illustrative range of implied per share present values of shares of NSAM common stock for the period of December 31, 2016 through December 31, 2017 of $10.96 to $15.49.

                Goldman Sachs also performed an analysis of the illustrative present value of the future stock price of the pro forma combined company by first multiplying the pro forma combined company's CAD per share for each of the fiscal years 2017 and 2018, calculated using the Forecasts and after giving effect to the original NSAM special dividend, by a 2016 to 2017 estimated price/CAD multiple range of 7.0x to 11.0x to determine illustrative implied future equity values of shares of the common stock of the combined pro forma company. These illustrative implied per share future equity values were then discounted to March 31, 2016, using a discount rate of 11.5%, reflecting an estimate of the cost of equity of the pro forma combined company, after taking into account the original NSAM special dividend and assuming combined dividends per share of $0.65 per share, reflecting the payment of the original NSAM special dividend at closing, the present value of dividends per share of $0.79 as of December 2016 and the present value of dividends per share of $1.09 as of December 2017. This analysis yielded an illustrative range of implied per share present values of shares of common stock of the combined pro forma company for the period of December 31, 2016 through December 31, 2017 of $12.08 to $18.72.

Illustrative NSAM Standalone Levered Discounted Cash Flow Analysis

                Using the Forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis on NSAM. Using discount rates ranging from 11.9% to 13.9%, reflecting estimates of NSAM's cost of equity, Goldman Sachs discounted to present value as of March 31, 2016: (i) estimates of levered free cash flow for NSAM for the years 2016 through 2018, as reflected in the Forecasts; and (ii) a range of illustrative terminal values for NSAM, which were calculated by applying perpetuity growth rates ranging from 2.50% to 3.50%, to a terminal year estimate of the levered free cash flow to be generated by NSAM, as reflected in the Forecasts. Goldman Sachs derived ranges of illustrative enterprise values for NSAM by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for NSAM net borrowings, non-controlling interests and the market value of NRF securities owned by NSAM, in each case, as provided by the management of NSAM, to derive a range of illustrative equity values for NSAM. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of NSAM, as provided by management of NSAM, to derive a range of illustrative present values of $10.41 to $14.04 per share of NSAM common stock.

Illustrative NRF Sum-Of-The-Parts Analysis

                Goldman Sachs performed a sum-of-the-parts financial analysis for the real estate assets and other investment assets of NRF, in each case using the Forecasts, NRF's public filings and other financial information provided by NRF's management, as approved for Goldman Sachs' use by the management of NSAM. For each segment of NRF's real estate assets, Goldman Sachs applied a multiple to the estimated EBITDA, as adjusted, for the applicable segment of assets for fiscal year 2016, using the Forecasts. The range of multiples was then expanded by a factor of plus/minus one. Goldman Sachs then calculated the implied equity values of the NRF real estate assets by multiplying NRF's EBITDA for 2016 for each segment of NRF's real estate assets by the range of multiples and then adding the sum of the implied equity values. For each segment of NRF's other investment assets, the carrying values were provided to Goldman Sachs by NRF and approved for Goldman Sachs' use by the management of NSAM.

                The results of this analysis are summarized in the following table (dollars in millions):

		EBITDA Multiples			Implied Value
	2016 Value
		–1.0x	Median	+1.0x	–1.0x	Median	+1.0x
Real Estate	$402	12.3x	13.3x	14.3x	$4,953	$5,355	$5,757
Other Investments	N/A	N/A	N/A	N/A	N/A	$1,637	N/A

                Goldman Sachs then calculated the implied equity value of NRF using: (i) the sum of the implied equity values of NRF's real estate assets and NRF's other investments assets, plus (ii) gross proceeds from asset sales in 2016 and cash held by NRF, minus (iii) mortgage borrowings, corporate borrowings and preferred stock of NRF. This analysis resulted in a range of estimated implied equity values for NRF. Goldman Sachs then divided this range of implied equity values by the number of fully diluted shares of NRF, as provided by NRF and approved for Goldman Sachs' use by management of NSAM, to calculate an illustrative range of per-share-equity values. This analysis indicated a range of illustrative implied equity values of $10.06 to $14.39 per share of NRF common stock.

Colony and NRF Illustrative Dividend Discount Analysis

                Goldman Sachs performed an illustrative dividend discount model analysis on Colony using the Forecasts. Goldman Sachs calculated indications of the net present value of estimated dividend streams for the period beginning with the second quarter 2016 through fiscal year 2018 and a range of terminal values, which were calculated, assuming $0.40 quarterly regular dividends for the fiscal years 2016 through 2018, using an assumed perpetuity growth rate of 2.00% to 3.00% and discount rates of 8.7% to 10.7%, reflecting estimates of Colony's cost of equity. Goldman Sachs then divided such net present values by the total number of fully diluted outstanding shares of Colony class A common stock, as provided by Colony and approved for Goldman Sachs' use by management of NSAM, to calculate an illustrative range of per-share present values. This analysis indicated a range of illustrative present values of $18.73 to $27.82 per share of Colony class A common stock.

                Goldman Sachs also performed an illustrative dividend discount model analysis on NRF using the Forecasts. Goldman Sachs calculated indications of the net present value of estimated dividend streams for the period beginning with the second quarter 2016 through fiscal year 2018 and a range of terminal values, which were calculated using an assumed perpetuity growth rate of 1.50% to 2.50% and discount rates of 10.5% to 12.5%, reflecting estimates of NRF's cost of equity. Goldman Sachs then divided such net present values by the total number of fully diluted outstanding shares of NRF common stock, as provided by NRF and approved for Goldman Sachs' use by the management of NSAM, to calculate an illustrative range of per-share present values. This analysis indicated a range of illustrative present values of $15.02 to $20.10 per share of NRF common stock.

Illustrative Colony Selected Companies Analysis

                Goldman Sachs reviewed and compared certain financial information for Colony to corresponding financial information, ratios and public market multiples for the following publicly traded corporations in the REIT asset management industry, which we collectively refer to as the selected companies: Brookfield Asset Management and Kennedy-Wilson.

                Although none of the selected companies is directly comparable to Colony, the companies included were chosen because they are publicly traded companies with operations that for purposes of analysis may be considered similar to certain operations of Colony.

                With respect to Colony and each of the selected companies, Goldman Sachs calculated multiples of enterprise value, which we refer to as EV, to estimated EBITDA, in each case for the calendar years ending December 31, 2016 and 2017, and based on SEC filings, Wall Street research and other publicly available information and reports. The results of this analysis were as follows:

EV/EBITDA	High	Median	Low
2016	21.1x	18.2x	17.8x
2017	19.6x	19.5x	17.5x

                Goldman Sachs then applied a one year EV/EBITDA range of 16.2x to 20.2x to one year forward EBITDA for Colony, using the Forecasts. This analysis indicated a range of illustrative implied equity values of $22.27 to $34.77 per share of Colony class A common stock.

Illustrative Contribution Analysis

                Goldman Sachs analyzed NSAM's contribution to the pro forma combined company, in each case taking into account the effect of the original NSAM special dividend on NSAM and using the Forecasts, for fiscal years 2016 through 2018 for the following metrics: EBITDA and CAD.

                For each of the EBITDA and CAD metrics for fiscal years 2016 through 2018, Goldman Sachs used a blended range of multiples for EBITDA of 11.5x to 13.5x and for CAD of 7.0x to 11.0x. Applying these multiples to the Forecasts for fiscal years 2016 through 2018 and adjusting for each Company's capitalization structure, Goldman Sachs calculated the illustrative range of implied equity percentages of the pro forma company attributable to NSAM. Goldman Sachs then calculated an illustrative range of implied exchange ratios of the exchange of shares of NSAM common stock into the shares of Colony NorthStar class A common stock, taking into account the NRF merger and the Colony merger and using the illustrative range of implied equity percentages and the fully diluted shares of NSAM, Colony and NRF, as approved for Goldman Sachs' use by management of NSAM. The following table summarizes this analysis:

Metric	NSAM Shareholder Equity of Pro Forma Combined Company	Implied Exchange Ratio
EBITDA	32.3% - 42.1%	0.97-1.49
CAD	27.8%- 29.3%	0.79-0.85

                Goldman Sachs also used a range of multiples for the EBITDA for fiscal years 2016 through 2018 for each of NSAM, NRF and Colony. This analysis used a multiple range for NSAM of 9.0x to 11.0x, a multiple range for NRF of 12.3x to 14.3x and a multiple range for Colony of 17.2x to 19.2x. Applying the respective multiples to the Forecasts for fiscal years 2016 through 2018 and adjusting for each Company's capitalization structure, Goldman Sachs calculated the illustrative range of implied equity percentages of the pro forma company attributable to NSAM. Goldman Sachs then calculated an illustrative range of implied exchange ratios of the exchange of shares of NSAM common stock into the shares of Colony NorthStar class A common stock, taking into account the NRF merger and the Colony merger and using the illustrative range of implied equity percentages and the fully diluted shares of NSAM, Colony and NRF, as approved for Goldman Sachs' use by management of NSAM. The following table summarizes this analysis:

NSAM Shareholder Equity of Pro Forma Combined Company	Implied Exchange Ratio
15.7% - 30.8%	0.38 - 0.91

                Goldman Sachs also performed a levered discounted cash flow and dividend discount model contribution analysis for the pro forma combined company using the CAD for fiscal years 2016 through 2018 for NSAM, using the Forecasts and the expected dividends for Colony and NRF, using the Forecasts. Goldman Sachs calculated indications of the net present value of the estimated dividend streams of the pro forma combined company assuming a terminal growth rate of 3.0% for NSAM, 2.5% for Colony and 2.0% for NRF and discount rates of 11.9% to 13.9%, reflecting NSAM's cost of equity, 8.7% to 10.7%, reflecting Colony's cost of equity and 10.5% to 12.5%, reflecting estimates of NRF's cost of equity. Goldman Sachs then divided net present values derived above by the total number of fully diluted outstanding shares of the combined company using the total number of fully diluted outstanding shares of NSAM common stock, as provided by NSAM and approved for Goldman Sachs' use by the management of NSAM, of Colony class A common stock, as provided by Colony and approved for Goldman Sachs' use by management of NSAM and of NRF common stock, as provided by NRF and approved for Goldman Sachs' use by management attributable to NSAM, respectively, to calculate an illustrative range of per-share present values. Goldman Sachs then calculated the illustrative range of implied equity percentages of the pro forma company for NSAM. Goldman Sachs then calculated an illustrative range of implied exchange ratios of the exchange of shares of common stock of NSAM into the shares of class A common stock of Colony NorthStar, taking into account the NRF merger and the Colony merger and using the illustrative range of implied equity percentages and the fully diluted shares of NSAM, Colony and NRF, as approved for Goldman Sachs' use by management of NSAM. The following table summarizes this analysis:

NSAM Shareholder Equity of Pro Forma Combined Company	Implied Exchange Ratio
22.5% - 31.3%%	0.59 - 0.93

                Goldman Sachs compared these implied exchange ratios to the NSAM exchange ratio of one share of Colony NorthStar class A common stock for each share of NSAM common stock provided in the merger agreement.

Comparison of Illustrative NSAM Standalone Levered Discounted Cash Flow Analysis to Illustrative Dividend Discount Model Analysis

                Goldman Sachs performed a levered discounted cash flow model analysis for NSAM using the CAD for fiscal years 2016 through 2018 for NSAM, using the Forecasts, and the expected dividends for Colony and NRF, using the Forecasts. Goldman Sachs calculated indications of the net present value of estimated dividend streams for the period beginning with the second quarter 2016 through fiscal year 2018 and a range of terminal values, which were calculated using an assumed perpetuity growth rate range of 3.00% to 4.00% and discount rates of 10.5% to 12.5%, reflecting estimates of the pro forma company's cost of equity. Goldman Sachs then divided such net present values by the total number of fully diluted outstanding shares of the combined company using the total number of fully diluted outstanding shares of NSAM common stock, as provided by NSAM and approved for Goldman Sachs' use by management of NSAM, of Colony class A common stock, as provided by Colony and approved for Goldman Sachs' use by management of NSAM and of NRF common stock, as provided by NRF and approved for Goldman Sachs' use by management of NSAM, to calculate a range of illustrative per-share present values. This analysis indicated a range of illustrative present values of $12.21 to $17.08 per share of the pro forma company's common stock. Goldman Sachs then compared the above analysis to the results of the illustrative standalone levered discounted cash flow analysis for NSAM, as described above. The chart below illustrates the comparison range of implied equity values for the above analysis:

Illustrative Standalone Levered DCF Analysis	Illustrative Pro Forma Dividend Discount Model Analysis
$10.41 - $14.04	$12.21 - $17.08

Miscellaneous

                The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs' opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to NSAM, Colony or NRF or the contemplated transactions.

                Goldman Sachs prepared these analyses for purposes of Goldman Sachs' providing its opinion to the NSAM board as to the fairness from a financial point of view, to the holders (other than Colony, NRF and their respective affiliates) of NSAM common stock, as of the date of opinion and taking into account the original NSAM special dividend, the NRF merger and the Colony merger, of the NSAM exchange ratio, pursuant to the merger agreement.

                These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of NSAM, Colony, NRF, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.

                The NSAM exchange ratio was determined through arm's-length negotiations between NSAM, Colony and NRF and was approved by the NSAM board. Goldman Sachs provided advice to NSAM during these negotiations. Goldman Sachs did not, however, recommend any specific exchange ratio to NSAM or its board of directors or that any specific exchange ratio constituted the only appropriate exchange ratio for the transactions.

                As described above, Goldman Sachs' opinion to the NSAM board was one of many factors taken into consideration by the NSAM board in making its determination to approve the merger agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex E.

                Goldman Sachs and its affiliates are engaged in investment banking and financial advisory services, securities trading, investment management, principal investment, financial planning, benefits counseling, risk management, hedging, financing, brokerage activities and other financial and non-financial activities and services for various persons and entities. In the ordinary course of these activities and services, Goldman Sachs and its affiliates may at any time make or hold long or short positions and investments, as well as actively trade or effect transactions, in the equity, debt and other securities (or related derivative securities) and financial instruments (including bank loans and other obligations) of NSAM, Colony and NRF and any of their respective affiliates or any currency or commodity that may be involved in the transactions for their own account and for the accounts of their customers. Goldman Sachs acted as financial advisor to NSAM in connection with, and participated in certain of the negotiations leading to, the transactions contemplated by the merger agreement. Goldman Sachs has provided certain financial advisory and/or underwriting services to NSAM and/or its affiliates from time to time for which Goldman Sachs has received, and may receive, compensation. Goldman Sachs also has provided certain financial advisory and/or underwriting services to Colony and/or its affiliates from time to time for which Goldman Sachs has received, and may receive, compensation, including having acted as joint bookrunner with respect to a public offering for First Republic Bank, an affiliate of Colony, of its 2.375% Notes due 2019 (aggregate principal amount $400 million) in June 2014; as joint bookrunner with respect to a public offering for BUT SAS, an affiliate of Colony, of its 7.375% Notes due 2019 (aggregate principal amount $245 million) in June 2014; as financial advisor to Colony in connection with the sale of Colony Capital LLC's real estate and investment management business to Colony in April 2015; and as sole bookrunner with respect to a public offering for BUT SAS of its 7.375% Notes due 2019 (aggregate principal amount $72 million) in August 2015. Goldman Sachs also has provided certain financial advisory and/or underwriting services to NRF and/or its affiliates from time to time for which Goldman Sachs has received, and may receive, compensation, including having acted as financial advisor to NRF in connection with the sale of NRF's manufactured housing portfolio announced in May 2016. Goldman Sachs may also in the future provide financial advisory and/or underwriting services to NSAM, Colony, NRF, Colony NorthStar and their respective affiliates for which Goldman Sachs may receive compensation. Affiliates of Goldman Sachs also may have co-invested with NSAM, Colony, NRF and their respective affiliates from time to time and may have invested in limited partnership units of respective affiliates of NSAM and NRF from time to time and may do so in the future.

                The NSAM board selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the transactions contemplated by the merger agreement. Pursuant to a letter agreement dated January 12, 2016, NSAM engaged Goldman Sachs to act as its financial advisor in connection with the transactions contemplated by the merger agreement. Pursuant to the terms of this engagement letter, NSAM has agreed to pay Goldman Sachs a transaction fee of $22 million, all of which is contingent upon consummation of the transactions. In addition, NSAM has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys' fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.

Certain Unaudited Prospective Financial Information of NSAM

                NSAM does not, as a matter of course, publicly disclose long-term projections as to future revenues, earnings or other results given, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. However, in connection with the evaluation of a possible transaction involving NSAM, NSAM provided the NSAM special committee, the NSAM board, Evercore, Goldman Sachs, Colony and NRF (and Colony's and NRF's respective advisors) with certain non-public unaudited prospective financial information of NSAM covering multiple years that were prepared internally by NSAM and not for public disclosure.

                A summary of certain of those unaudited prospective financial information, which we refer to as the NSAM Standalone Projections, is not being included in this joint proxy statement/prospectus to influence your decision whether to vote for or against the NSAM merger proposal and the NSAM charter proposal, but is included because they were made available to the NSAM special committee, the NSAM board, Evercore, Goldman Sachs, Colony and NRF (and Colony's and NRF's respective advisors). The inclusion of this information should not be regarded as an indication that the NSAM special committee, the NSAM board, their respective advisors or any other person considered, or now considers, the NSAM Standalone Projections to be material or to be necessarily predicative of actual future results and the NSAM Standalone Projections should not be relied upon as such. NSAM's management's internal prospective financial information, upon which the NSAM Standalone Projections were based, is subjective in many respects. There can be no assurance that the NSAM Standalone Projections will be realized or that actual results will not be significantly higher or lower than forecasted. The NSAM Standalone Projections cover multiple years and such information by its nature becomes subject to greater uncertainty with each successive year. As a result, the inclusion of the NSAM Standalone Projections in this joint proxy statement/prospective should not be relied on as necessarily predictive of actual future events.

                In addition, the NSAM Standalone Projections were not prepared with a view toward public disclosure or toward complying with U.S. generally accepted accounting principles, which we refer to as GAAP, the published guidelines of the SEC regarding projections and the use of non-GAAP measures or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither NSAM's independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the NSAM Standalone Projections contained in this joint proxy statement/prospectus, nor have they expressed any opinion or any other form of assurance on such information or its achievability. The NSAM Standalone Projections include certain non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as presented in this joint proxy statement/prospectus may not be comparable to similarly titled amounts used by NSAM or other companies. The footnotes to the table below provide certain supplemental information with respect to the calculation of these non-GAAP financial measures.

                Additionally, although the NSAM Standalone Projections presented below is presented with numerical specificity, it is not fact. The NSAM Standalone Projections were based on numerous variables and assumptions that were deemed to be reasonable as of the respective dates when such projections were finalized. Such assumptions are inherently uncertain and may be beyond the control of NSAM. Important factors that may affect actual results and cause the NSAM Standalone Projections not to be achieved include, but are not limited to, risks and uncertainties relating to NSAM's business (including its ability to achieve strategic goals, objectives and targets), industry performance, the legal and regulatory environment, general business and economic conditions and other factors described or referenced under the section entitled "Cautionary Statement Concerning Forward-Looking Statements" beginning on page 79 of this joint proxy statement/prospectus. In addition, the NSAM Standalone Projections reflect assumptions that are subject to change and do not reflect revised prospects for NSAM's business, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the NSAM Standalone Projections were prepared. NSAM has not prepared revised Standalone Projections to take into account other variables that have changed since the dates on which the NSAM Standalone Projections were finalized. There can be no assurance that the NSAM Standalone Projections will be realized or that NSAM's future financial results will not materially vary from the NSAM Standalone Projections. NSAM has made available its actual results of operations for the fiscal quarter ended September 30, 2016, and stockholders are urged to review carefully NSAM's Quarterly Report on Form 10-Q for such period.

                Except to the extent required by law, NSAM does not intend to update or otherwise revise the NSAM Standalone Projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying such prospective financial information are no longer appropriate.

                In developing the NSAM Standalone Projections, NSAM's management made numerous material assumptions with respect to NSAM for the periods covered by the NSAM Standalone Projections, including the following material assumptions: (i) no additional capital raised or growth in base management fees from NRF and NRE and no incentive fees; (ii) approximately $1.4 billion, $1.5 billion and $1.6 billion of capital raised in NSAM's retail companies in 2016, 2017 and 2018, respectively; (iii) approximately $70 million, $285 million and $95 million in purchases of NSAM, NRF and NRE common stock, respectively, over the projection period; and (iv) effective tax rate of 15% on pre-tax CAD.

                The following is a summary of the NSAM Standalone Projections (in millions):

	Years Ending December 31,
	2016E	2017E	2018E
Net Revenues(1)	$430	$464	$500
EBITDA(2)	$301	$332	$363
CAD(3)	$237	$256	$281

(1)
Net Revenues are defined as the sum of: (i) asset management and all other fees; (ii) selling commission and dealer manager fees; and (iii) other income; less (iv) commission expense. Asset management and other fees include fees earned from NRF and NRE, acquisition, disposition and other fees earned from NSAM's retail companies and fees earned from clients and limited partners of The Townsend Group. Asset management and other fees are recognized based on contractual terms specified in the underlying governing documents in the periods during which the related services are performed and the amounts have been contractually earned. Incentive fees and payments are recognized subject to the achievement of return hurdles in accordance with the respective terms set forth in the governing documents. Selling commission and dealer manager fees represent income earned by NSAM for selling equity in NSAM's sponsored companies through NorthStar Securities, LLC. Other income primarily represents dividend income received from NSAM's investments in securities including NRF and NRE common stock, NSAM's share of investment income in unconsolidated joint ventures American Healthcare Investors LLC and Island Hospitality Management Inc., excluding non-cash deductions added back for purposes of calculating CAD, and special servicing fees related to certain securitization transactions at the corporate level.

(2)
EBITDA is defined as net revenues less cash general and administrative expenses. Cash general and administrative expenses include salaries and related expenses and other general and administrative expenses and exclude equity-based compensation expense.

(3)
CAD is calculated by subtracting from or adding to net income (loss) attributable to common stockholders, non-controlling interests attributable to the operating partnership and the following items: equity-based compensation, depreciation and amortization related items, amortization of deferred financing costs, foreign currency gains (losses), impairment on goodwill and other intangible assets, straight-line rent, adjustments for joint ventures and investment funds, deferred tax (benefit) expense related to timing differences that are not expected to reverse in the current year, unrealized (gain) loss from fair value adjustments, realized gain (loss) on investments and other, timing differences associated with receiving incentive fees and the related compensation expense and transaction and other costs. In future periods, such adjustments may include other one-time events pursuant to changes in GAAP and certain other non-recurring items. These items, if applicable, include any adjustments for unconsolidated ventures. The management of NSAM also believes that quarterly distributions are principally based on operating performance and the NSAM board includes CAD as one of several metrics it reviews to determine quarterly distributions to stockholders. CAD should not be considered as an alternative to net income (loss) attributable to common stockholders, determined in accordance with GAAP, as an indicator of operating performance. In addition, our methodology for calculating CAD involves subjective judgment and discretion, and may differ from the methodologies used by other comparable companies, when calculating the same or similar supplemental financial measures and may not be comparable with these companies.

Opinion of Colony's Financial Advisor

                Colony engaged BofA Merrill Lynch as its financial advisor in connection with the Colony merger. BofA Merrill Lynch is an internationally recognized investment banking firm which is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. Colony selected BofA Merrill Lynch to act as its financial advisor in connection with the Colony merger on the basis of BofA Merrill Lynch's experience in similar transactions, its reputation in the investment community and its familiarity with Colony and its business. References in this section to the "merger agreement" are to the merger agreement prior to any amendments thereto.

                At a June 2, 2016 meeting of the Colony board held to evaluate and approve the Colony merger, BofA Merrill Lynch rendered an oral opinion, confirmed by delivery of a written opinion dated June 2, 2016, to the Colony board to the effect that, as of that date and based on and subject to various assumptions made, procedures followed, factors considered and limitations and qualifications on the review undertaken described in the opinion, the Colony class A exchange ratio provided for in the Colony merger was fair, from a financial point of view, to the holders of Colony class A common stock.

                The full text of BofA Merrill Lynch's written opinion, dated June 2, 2016, delivered to the Colony board is attached as Annex F to this joint proxy statement/prospectus and is incorporated by reference in this joint proxy statement/prospectus. The written opinion sets forth, among other things, the assumptions made, procedures followed, factors considered and limitations and qualifications on the review undertaken by BofA Merrill Lynch in rendering its opinion. The following summary of BofA Merrill Lynch's opinion is qualified in its entirety by reference to the full text of the opinion. We encourage you to read BofA Merrill Lynch's opinion carefully and in its entirety. BofA Merrill Lynch delivered its opinion to the Colony board for the benefit and use of the Colony board (in its capacity as such) in connection with and for purposes of its evaluation of the Colony class A exchange ratio from a financial point of view. BofA Merrill Lynch's opinion did not address any related transactions or other terms or other aspects or implications of the Colony merger (including, without limitation, any amendments to the terms and conditions of the Colony merger or related transactions following the delivery of BofA Merrill Lynch's opinion) and no opinion or view was expressed as to the relative merits of the Colony merger or related transactions in comparison to other strategies or transactions that might be available to Colony or in which Colony might engage or as to the underlying business decision of Colony to proceed with or effect the Colony merger or any related transactions. BofA Merrill Lynch also expressed no opinion or recommendation as to how any security holder should vote or act in connection with the Colony merger, any related transactions or any other matter.

                In connection with its opinion, BofA Merrill Lynch, among other things:

  •
  reviewed certain publicly available business and financial information relating to Colony, NSAM and NRF;

  •
  reviewed certain internal financial and operating information with respect to the business, operations and prospects of Colony furnished to or discussed with BofA Merrill Lynch by the management of Colony, including certain financial forecasts relating to Colony prepared by the management of Colony, such forecasts referred to as the Colony forecasts;

  •
  reviewed certain internal financial and operating information with respect to the business, operations and prospects of NSAM furnished to or discussed with BofA Merrill Lynch by the management of NSAM, including certain financial forecasts relating to NSAM prepared by the management of NSAM and approved by the management of Colony, such forecasts referred to as the NSAM forecasts;

  •
  reviewed certain internal financial and operating information with respect to the business, operations and prospects of NRF furnished to or discussed with BofA Merrill Lynch by the management of an affiliate of NSAM as the external manager of NRF, which we refer to as the NRF external manager, including certain financial forecasts relating to NRF prepared by the NRF external manager and approved by the management of Colony, such forecasts referred to as the NRF forecasts;

  •
  reviewed certain estimates as to the amount and timing of cost savings, which we refer to collectively as the cost savings, anticipated by the managements of Colony and NSAM and the NRF external manager to result from the Colony merger and related transactions;

  •
  discussed the past and current business, operations, financial condition and prospects of Colony with members of the senior managements of Colony and NSAM and the NRF external manager, discussed the past and current business, operations, financial condition and prospects of NSAM with members of the senior managements of NSAM and Colony and discussed the past and current business, operations, financial condition and prospects of NRF with the NRF external manager and members of the senior management of Colony;

  •
  reviewed the potential pro forma financial impact of the Colony merger and related transactions on the future financial performance of Colony NorthStar, including the potential effect on Colony NorthStar's estimated FFO, based on the financial forecasts relating to Colony, NSAM and NRF described above and the cost savings;

  •
  reviewed the trading histories for Colony class A common stock, NSAM common stock and NRF common stock and a comparison of such trading histories with each other and the trading histories of other companies BofA Merrill Lynch deemed relevant;

  •
  compared certain financial and stock market information of Colony, NSAM and NRF with similar information of other companies BofA Merrill Lynch deemed relevant;

  •
  reviewed the relative financial contributions of Colony, NSAM and NRF to the future financial performance of the combined company on a pro forma basis;

  •
  reviewed a draft, dated June 1, 2016, of the merger agreement, which we refer to as the draft agreement; and

  •
  performed such other analyses and studies and considered such other information and factors as BofA Merrill Lynch deemed appropriate.

                BofA Merrill Lynch did not rely, for purposes of its opinion, on a comparison of the financial terms of the Colony merger to the financial terms of other transactions given, in its view, the lack of sufficient comparability of other transactions to the Colony merger. In arriving at its opinion, BofA Merrill Lynch assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with BofA Merrill Lynch and relied upon the assurances of the managements of Colony and NSAM and the NRF external manager that they were not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the Colony forecasts, BofA Merrill Lynch was advised by Colony, and BofA Merrill Lynch assumed, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Colony as to the future financial performance of Colony and the other matters covered thereby. With respect to the NSAM forecasts and the NRF forecasts, BofA Merrill Lynch was advised by the management of NSAM and the NRF external manager, as the case may be, and BofA Merrill Lynch assumed, with the consent of Colony, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of NSAM and the NRF external manager, as applicable, as to the future financial performance of NSAM, NRF and the other matters covered thereby. With respect to the cost savings, BofA Merrill Lynch was advised by the managements of Colony and NSAM and the NRF external manager, and BofA Merrill Lynch assumed, with the consent of Colony, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of such managements and external manager as to such cost savings. BofA Merrill Lynch relied, at the direction of Colony, on the assessments of the managements of Colony and NSAM and the NRF external manager as to Colony NorthStar's ability to achieve the cost savings and were advised by Colony, NSAM and NRF, and BofA Merrill Lynch assumed, with the consent of Colony, that the cost savings would be realized in the amounts and at the times projected. BofA Merrill Lynch also relied, at the direction of Colony, upon the assessments of the managements of Colony and NSAM and the NRF external manager as to, among other things, (i) the transactions related to the Colony merger, including with respect to the timing thereof and the assets, liabilities and financial and other terms involved, (ii) matters relating to the NSAM spin-off and the NRE spin-off, respectively, which we refer to as the spin-offs, and any tax indemnities and other arrangements relating to the spin-offs, (iii) the potential impact on Colony, NSAM and NRF of certain market, competition and other trends in and prospects for, and governmental, regulatory and legislative matters relating to or affecting, the mortgage, real estate and real estate investment and asset management industries and related credit and financial markets, (iv) existing and future relationships, agreements and arrangements with, and the ability to attract and retain, key employees, tenants, operators and other commercial relationships of Colony, NSAM and NRF and (v) the ability to integrate the businesses and operations of Colony, NSAM and NRF as contemplated. BofA Merrill Lynch assumed, with the consent of Colony, that there would be no developments with respect to any such matters or alternative transaction structures that would have an adverse effect on Colony, NSAM, NRF, the Colony merger or any related transactions (including the contemplated benefits thereof) or that otherwise would be meaningful in any respect to BofA Merrill Lynch's analyses or opinion.

                BofA Merrill Lynch did not make and was not provided with any independent evaluation or appraisal of the assets or liabilities (contingent, derivative, off-balance sheet or otherwise) of Colony, NSAM, NRF or any other entity, nor did BofA Merrill Lynch make any physical inspection of the properties or assets of Colony, NSAM, NRF or any other entity. BofA Merrill Lynch did not make any analysis of, nor did BofA Merrill Lynch express any view or opinion as to, mortgage, loan or lease portfolios or individual credit files and the adequacy or sufficiency of allowances for credit losses with respect to mortgages, loans, leases or any other matters and BofA Merrill Lynch was advised by the managements of Colony and NSAM and the NRF external manager, and therefore assumed, with the consent of Colony, that any such allowances for credit losses with respect to mortgages, loans, leases or other matters were, and on a pro forma basis would be, in the aggregate appropriate to cover such losses. BofA Merrill Lynch also did not evaluate the solvency or fair value of Colony, NSAM, NRF or any other entity under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. BofA Merrill Lynch assumed, at the direction of Colony, that the Colony merger and related transactions would be consummated in accordance with their respective terms and in compliance with all applicable laws, documents and other requirements, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Colony merger and related transactions, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, would be imposed that would have an adverse effect on Colony, NSAM, NRF, the Colony merger or related transactions (including the contemplated benefits thereof) or that otherwise would be meaningful in any respect to BofA Merrill Lynch's analyses or opinion. BofA Merrill Lynch also assumed, at the direction of Colony, that the Colony merger and related mergers and conversion to be consummated as part of related transactions would qualify, as applicable, for U.S. federal income tax purposes as reorganizations and such other tax treatments as contemplated by the merger agreement. BofA Merrill Lynch was advised by Colony and NRF, and BofA Merrill Lynch assumed, at the direction of Colony, that each of Colony and NRF has operated in conformity with the requirements for qualification as a REIT for U.S. federal income tax purposes since its election to be taxed as a REIT, that Colony NorthStar would elect to be taxed as a REIT for U.S. federal income tax purposes commencing with the taxable year ending December 31, 2017 and that Colony NorthStar would thereafter continue to be operated in conformity with the requirements for qualification as a REIT for U.S. federal income tax purposes. BofA Merrill Lynch further assumed, at the direction of Colony, that the final executed merger agreement would not differ in any material respect from the draft agreement reviewed by BofA Merrill Lynch.

                BofA Merrill Lynch expressed no view or opinion as to any related transactions or any terms or other aspects or implications of the Colony merger (other than the Colony class A exchange ratio to the extent expressly specified in its opinion), including, without limitation, the form or structure of the Colony merger, the form or structure, or financial or other terms, of any related transactions, any indemnification or other arrangements relating to or consequences of the spin-offs or any terms, aspects or implications of any voting or support agreements or any governance or other arrangements, agreements or understandings entered into in connection with or related to the Colony merger, any related transactions or otherwise. As the Colony board was aware, BofA Merrill Lynch was not requested to, and BofA Merrill Lynch did not, solicit indications of interest or proposals from third parties regarding a possible acquisition of all or any part of Colony or any alternative transaction. BofA Merrill Lynch's opinion was limited to the fairness, from a financial point of view, of the Colony class A exchange ratio to holders of Colony class A common stock, without regard to individual circumstances of specific holders that may distinguish such holders or the securities of Colony held by such holders (including any voting, rights, preferences, restrictions or limitations that may be attributable to shares of Colony class A common stock or other securities of Colony), and BofA Merrill Lynch expressed no view or opinion with respect to any consideration received in connection with the Colony merger or related transactions by the holders of any other class of securities, creditors or other constituencies of any party or proportionate allocation or relative fairness. In addition, BofA Merrill Lynch expressed no view or opinion with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Colony merger or related transactions or any related entities or class of such persons, relative to the Colony class A exchange ratio or otherwise. BofA Merrill Lynch expressed no opinion as to what the value of Colony NorthStar class A common stock or any other securities (including any other class of common stock, preferred stock or partnership interests) actually would be when issued or the prices at which Colony NorthStar class A common stock, Colony class A common stock or any other securities (including any other class of common stock or any preferred stock or partnership interests) of Colony NorthStar, Colony or any other entity involved in the Colony merger and related transactions would trade or otherwise be transferable at any time, including following announcement or consummation of the Colony merger and related transactions. BofA Merrill Lynch also expressed no view or opinion with respect to, and BofA Merrill Lynch relied at the direction of Colony upon the assessments of Colony, NSAM, NRF and their respective representatives regarding, legal, regulatory, accounting, tax and similar matters relating to Colony, NSAM, NRF, their related entities and security holders and the Colony merger and related transactions, as to which BofA Merrill Lynch understood that Colony, NSAM and NRF obtained such advice as they deemed necessary from qualified professionals.

                BofA Merrill Lynch's opinion was necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to BofA

Merrill Lynch as of, the date of its opinion. As the Colony board was aware, the credit, financial and stock markets, and the industries in which Colony, NSAM and NRF operate, have experienced and continue to experience volatility and BofA Merrill Lynch expressed no view or opinion as to any potential effects of such volatility on Colony, NSAM or NRF (or their respective businesses), the Colony merger or related transactions (including the contemplated benefits thereof). Although subsequent developments may affect BofA Merrill Lynch's opinion, BofA Merrill Lynch does not have any obligation to update, revise or reaffirm its opinion. The issuance of BofA Merrill Lynch's opinion was approved by a fairness opinion review committee of BofA Merrill Lynch. Except as described in this summary, the Colony board imposed no other instructions or limitations on the investigations made or procedures followed by BofA Merrill Lynch in rendering its opinion.

                The following is a summary of the material financial analyses provided by BofA Merrill Lynch to the Colony board in connection with the Colony merger. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by BofA Merrill Lynch, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by BofA Merrill Lynch. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by BofA Merrill Lynch. For purposes of the analyses described below: (i) the term "CAD" refers to, as applicable, cash available for distribution or economic net income; (ii) the term "Core FFO" refers to, with respect to Colony, Colony's then recently reported estimated Core FFO and, with respect to NRF and Colony NorthStar, CAD as adjusted, among other things, to include equity-based compensation expense and exclude certain straight-line rent adjustments; and (iii) the approximate equity ownership for holders of Colony class A common stock in Colony NorthStar implied by the Colony class A exchange ratio of 33.25% is on a fully diluted basis, excluding the effect of certain equity-based awards issuable in connection with the Mergers. In calculating implied equity ownership percentage reference ranges for holders of Colony class A common stock in Colony NorthStar from such analyses, BofA Merrill Lynch: (i) compared the low end of the approximate implied per share equity value reference ranges derived for Colony from such analyses to the sum of the high end of the approximate implied per share equity value reference ranges derived for NRF and NSAM from such analyses in order to calculate the low end of the implied equity ownership percentage reference ranges; and (ii) compared the high end of the approximate implied per share equity value reference ranges derived for Colony from such analyses to the sum of the low end of the approximate implied per share equity value reference ranges derived for NRF and NSAM from such analyses in order to calculate the high end of the implied equity ownership percentage reference ranges.

Selected Public Companies Analyses

                BofA Merrill Lynch performed separate selected public companies analyses of Colony, NRF and NSAM in which BofA Merrill Lynch reviewed and compared financial and operating data relating to Colony, NRF and NSAM and the selected publicly traded companies listed below.

                Colony. In performing a selected public companies analysis of Colony, BofA Merrill Lynch reviewed publicly available financial and stock market information of Colony and the following 10 selected companies that BofA Merrill Lynch viewed as generally relevant as U.S. publicly traded REITs, consisting of five U.S. publicly traded equity REITs, which we refer to as the Colony selected equity REITs, and five U.S. publicly traded mortgage REITs, which we refer to as the Colony selected mortgage REITs and, together with the Colony selected equity REITs, collectively referred to as the Colony selected REITs:

Colony Selected Equity REITs	Colony Selected Mortgage REITs
• Gramercy Property Trust Inc.	• Apollo Commercial Real Estate Finance, Inc.
• Lexington Realty Trust	• Ares Commercial Real Estate Corporation
• Prologis	• Blackstone Mortgage Trust, Inc.
• STAG Industrial, Inc.	• Ladder Capital Corp
• W. P. Carey Inc.	• Starwood Property Trust, Inc.

                BofA Merrill Lynch reviewed, among other things, closing stock prices on June 1, 2016 of the Colony selected equity REITs as a multiple of calendar year 2016 and calendar year 2017 estimated FFO and closing stock prices on June 1, 2016 of the Colony selected mortgage REITs as a multiple of then recently reported estimated book value per share of the Colony selected mortgage REITs. Financial data of the Colony selected REITs were based on public filings, publicly available research analysts' consensus estimates and other publicly available information. Financial data of Colony was based on the Colony forecasts.

                The overall low to high calendar year 2016 and calendar year 2017 estimated FFO per share multiples observed for the Colony selected equity REITs were 8.9x to 18.5x (with a mean of 13.7x and a median of 14.2x) and 9.1x to 18.3x (with a mean of 13.3x and a median of 13.0x), respectively. The overall low to high estimated book value per share multiples observed for the Colony selected mortgage REITs were 0.85x to 1.22x (with a mean of 1.02x and a median of 1.03x). BofA Merrill Lynch then applied selected ranges of calendar year 2016 and calendar year 2017 estimated FFO per share multiples derived from the Colony selected equity REITs of 11.0x to 14.0x and 10.0x to 13.0x, respectively, to the calendar year 2016 and calendar year 2017 estimated Core FFO per share of Colony excluding gains on investments, based on the Colony forecasts and a selected range of estimated book value per share multiples derived from the Colony selected mortgage REITs of 0.90x to 1.10x to the estimated book value per share of Colony based on the Colony forecasts. This analysis indicated approximate implied per share equity value reference ranges for Colony, based on calendar year 2016 and calendar year 2017 estimated FFO per share multiples, of $16.62 to $21.15 and $16.10 to $20.93, respectively, and an approximate implied per share equity value reference range for Colony, based on estimated book value per share multiples, of $17.59 to $21.50.

                NRF.    In performing a selected public companies analysis of NRF, BofA Merrill Lynch reviewed publicly available financial and stock market information of NRF and the following 13 selected companies that BofA Merrill Lynch viewed as generally relevant as U.S. publicly traded REITs, consisting of five U.S. publicly traded externally managed REITs, which we refer to as the NRF selected externally managed REITs, and eight U.S. publicly traded internally managed REITs, which we refer to as the NRF selected internally managed REITs and, together with the NRF selected externally managed REITs, collectively refer to as the NRF selected REITs:

NRF Selected Externally Managed REITs	NRF Selected Internally Managed REITs
• Ashford Hospitality Trust, Inc.	• Apple Hospitality REIT, Inc.
• Hospitality Properties Trust	• Chatham Lodging Trust
• New Senior Investment Group Inc.	• Hersha Hospitality Trust
• Select Income REIT	• Lexington Realty Trust
• Senior Housing Properties Trust	• Omega Healthcare Investors, Inc.
• RLJ Lodging Trust
• Summit Hotel Properties, Inc.
• W. P. Carey Inc.

                BofA Merrill Lynch reviewed, among other things, closing stock prices on June 1, 2016 of the NRF selected REITs as a multiple of calendar year 2016 and calendar year 2017 estimated FFO per share. Financial data of the NRF selected REITs were based on public filings, publicly available research analysts' consensus estimates and other publicly available information. Financial data of NRF was based on the NRF forecasts.

                The overall low to high calendar year 2016 and calendar year 2017 estimated FFO per share multiples observed for the NRF selected externally managed REITs were 3.2x to 9.9x (with a mean of 7.2x and a median of 7.8x) and 3.0x to 9.8x (with a mean of 7.0x and a median of 7.4x), respectively. The overall low to high calendar year 2016 and calendar year 2017 estimated FFO per share multiples observed for the NRF selected internally managed REITs were 6.8x to 14.5x (with a mean of 9.5x and a median of 8.9x) and 6.5x to 14.5x (with a mean of 9.2x and a median of 8.7x), respectively. BofA Merrill Lynch then applied selected ranges of calendar year 2016 and calendar year 2017 estimated FFO per share multiples derived from the NRF selected REITs of 6.0x to 8.0x and 5.5x to 7.5x, respectively, to the calendar year 2016 and calendar year 2017 estimated Core FFO per share of NRF based on the NRF forecasts. This analysis indicated approximate implied per share equity value reference ranges for NRF, based on calendar year 2016 and calendar year 2017 estimated FFO per share multiples, adjusted in the case of the approximate implied per share equity value reference range for NRF based on calendar year 2017 estimated FFO per share multiples, for net cash proceeds, excluding retirement of borrowings, from the completion of planned asset divestitures in calendar year 2016, of $12.99 to $17.32 and $16.17 to $19.40, respectively.

                NSAM. In performing a selected public companies analysis of NSAM, BofA Merrill Lynch reviewed publicly available financial and stock market information of NSAM and the following four selected companies that BofA Merrill Lynch viewed as generally relevant as U.S. publicly traded companies with operations in the alternative asset manager industry, which we refer to as the NSAM selected companies:

• Apollo Global Management, LLC • Ares Management, L.P. • The Blackstone Group L.P. • The Carlyle Group L.P.

                BofA Merrill Lynch reviewed, among other things, closing securities prices on June 1, 2016 of the NSAM selected companies as a multiple of calendar year 2016 and calendar year 2017 estimated CAD per share. Financial data of the NSAM selected companies were based on public filings, publicly available research analysts' consensus estimates and other publicly available information. Financial data of NSAM was based on the NSAM forecasts.

                The overall low to high calendar year 2016 and calendar year 2017 estimated CAD per share multiples observed for the NSAM selected companies were 10.9x to 16.1x (with a mean of 12.8x and a median of 12.1x) and 7.8x to 8.4x (with a mean of 8.1x and a median of 8.2x), respectively. BofA Merrill Lynch then applied selected ranges of calendar year 2016 and calendar year 2017 estimated CAD per share multiples derived from the NSAM selected companies of 10.0x to 13.0x and 8.0x to 10.0x, respectively, to corresponding data of NSAM based on the NSAM forecasts. This analysis indicated approximate implied per share equity value reference ranges for NSAM, based on calendar year 2016 and calendar year 2017 estimated CAD per share multiples, of $12.05 to $15.67 and $10.41 to $13.01, respectively.

                Utilizing the approximate implied per share equity value reference ranges derived for Colony, NRF and NSAM described above from calendar year 2016 and calendar year 2017 estimated FFO per share (in the case of Colony and NRF) and calendar year 2016 and calendar year 2017 estimated CAD per share (in the case of NSAM), BofA Merrill Lynch calculated approximate implied equity ownership percentage reference ranges for holders of Colony class A common stock in Colony NorthStar, after taking into account the original NSAM special dividend, of 27% to 38% and 27% to 37%, respectively, as compared to the approximate equity ownership percentage for holders of Colony class A common stock in Colony NorthStar implied by the Colony class A exchange ratio of 33.25%. Utilizing the approximate implied equity ownership percentage reference ranges described above, BofA Merrill Lynch calculated the following approximate implied exchange ratio reference ranges, as compared to the Colony class A exchange ratio:

Implied Exchange Ratio Reference Ranges Based on:
Colony Class A Exchange Ratio
Calendar Year 2016E Equity Ownership Percentage Range	Calendar Year 2017E Equity Ownership Percentage Range
1.183x – 1.686x	1.176x – 1.618x	1.466x

                No company or business used in these analyses is identical or directly comparable to Colony, NRF or NSAM. Accordingly, an evaluation of the results of these analyses is not entirely mathematical. Rather, these analyses involve complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies or businesses to which Colony, NRF and NSAM were compared.

Sum-of-the-Parts Analyses

                BofA Merrill Lynch performed separate sum-of-the-parts analyses of Colony, NSAM and NRF in which BofA Merrill Lynch reviewed the respective assets and liabilities of Colony, NSAM and NRF based on financial and other information and data, as described below.

                Colony. BofA Merrill Lynch performed a sum-of-the-parts analysis of Colony based on the Colony forecasts and other information and data provided by Colony's management. An estimated range of Colony's implied per share value was calculated for: (i) Colony's equity investments in light industrial real estate assets and operating platforms, utilizing a nominal capitalization rate range of 5.75% to 6.0%; (ii) Colony's investments in single-family residential rentals through its equity method investments in SFR utilizing a range of $27.50 per share (based on the closing price of SFR common shares on June 1, 2016) to $32.63 per share (based on SFR's then recently reported NAV per SFR common share); (iii) Colony's single-family residential lending platform, utilizing Colony's then recently reported book value for such platform; (iv) Colony's other equity investments in real estate, including net lease investments, investment in Safeway Inc. and investments in other segments, utilizing various capitalization rates and book value multiples; (v) Colony's investments in purchased credit-impaired loans and non-purchased credit-impaired loans and other loans and real estate owned property, utilizing a range of book value multiples of 1.01x to 1.05x; and (vi) Colony's investment management operations, utilizing a range of calendar year 2016 estimated FFO multiples of 10.0x to 12.0x. Also taken into account, based on Colony's balance sheet as of March 31, 2016 and other information and data provided by Colony's management, were Colony's other assets, preferred stock, net borrowings and other liabilities. This analysis indicated an approximate implied per share equity value reference range for Colony of $19.53 to $22.21.

                NRF. BofA Merrill Lynch performed a sum-of-the-parts analysis of NRF based on the NRF forecasts and other information and data provided by the NRF external manager. An estimated range of NRF's implied per share value was calculated for (i) NRF's equity investments in healthcare, hotel, manufactured housing, net lease, multifamily and multi-tenant operating real estate, utilizing an overall nominal capitalization rate range of 7.1% to 7.6% and (ii) NRF's investments in private equity funds, real estate borrowings, real estate securities and unconsolidated ventures, utilizing, among other things, NRF's then recently reported fair values and carrying values, as applicable, for such investments. Also taken into account, based on NRF's balance sheet as of March 31, 2016 and other information and data provided by the NRF external manager, were NRF's other tangible assets, including cash, NRF's share of operating real estate secured borrowings, corporate and other borrowings, other tangible liabilities and preferred stock. This analysis indicated an approximate implied per share equity value reference range for NRF of $16.27 to $21.39.

                NSAM. BofA Merrill Lynch performed a sum-of-the-parts analysis of NSAM based on the NSAM forecasts and other information and data provided by NSAM's management. An estimated range of NSAM's implied per share value was calculated for: (i) fees from NSAM's management contracts with NRF and NorthStar Realty Europe Corp., fees from sponsored company REITs and NSAM's investment in American Health Investors LLC, utilizing an overall range of calendar year 2016 estimated EBITDA multiples of 8.6x to 9.5x; (ii) NSAM's investment in Island Hospitality Group Inc. and NSAM's operations conducted through its investment in Townsend Holdings LLC, utilizing the cost basis of such investments; and (iii) NSAM's equity ownership in NRF, utilizing the closing price for NRF common stock on June 1, 2016. Also taken into account, based on NSAM's balance sheet as of March 31, 2016 and other information and data provided by NSAM's management, was NSAM's net borrowings. This analysis indicated an approximate implied per share equity value reference range for NSAM of $10.94 to $12.25.

                Utilizing the approximate implied per share equity value reference ranges derived for Colony, NRF and NSAM described above, BofA Merrill Lynch calculated approximate implied equity ownership percentage reference ranges for holders of Colony class A common stock in Colony NorthStar, after taking into account the original NSAM special dividend, of 30% to 38%, as compared to the approximate equity ownership percentage for holders of Colony class A common stock in Colony NorthStar implied by the Colony class A exchange ratio of 33.25%. Utilizing the approximate implied equity ownership percentage reference range described above, BofA Merrill Lynch calculated the following approximate implied exchange ratio reference range, as compared to the Colony class A exchange ratio:

Implied Exchange Ratio Reference Range	Colony Class A Exchange Ratio
1.316x – 1.654x	1.466x

Discounted Cash Flow Analyses

                BofA Merrill Lynch performed separate discounted cash flow analyses of Colony, NRF and NSAM to calculate ranges of implied present values of the unlevered, after-tax free cash flows that Colony, NRF and NSAM were forecasted to generate during the last three quarters of the fiscal year ending December 31, 2016 through the full fiscal year ending December 31, 2018 utilizing the Colony forecasts, the NRF forecasts and the NSAM forecasts, respectively. For purposes of these analyses, among other things: (i) equity-based compensation was treated as a cash expense; (ii) Colony's unlevered free cash flow excluded accretion from loan acquisitions, paid-in-kind interest and preferred stock dividends and no gains on investments were assumed in Colony's terminal year; (iii) NRF's unlevered free cash flow included net cash proceeds from asset sales completed during the fiscal year ending December 31, 2016 and the partial year impact of new acquisitions during the fiscal years ending December 31, 2017 and December 31, 2018, as applicable, and excluded preferred stock dividends and no return of capital was assumed in NRF's terminal year; and (iv) NSAM's unlevered free cash flow was based on its pro rata interest in Townsend Holdings LLC.

                Colony. In performing a discounted cash flow analysis of Colony, BofA Merrill Lynch derived implied terminal values for Colony by applying to Colony's fiscal year ending December 31, 2018 estimated unlevered, after-tax free cash flows a range of perpetuity growth rates of 2.0% to 2.5%.

Present values (as of March 31, 2016) of the cash flows and terminal values were then calculated using a selected discount rate range of 7.1% to 7.9%. This analysis indicated an approximate implied per share equity value reference range for Colony of $17.56 to $29.23.

                NRF. In performing a discounted cash flow analysis of NRF, BofA Merrill Lynch derived implied terminal values for NRF by applying to NRF's fiscal year ending December 31, 2018 estimated unlevered, after-tax free cash flows a range of perpetuity growth rates of 2.0% to 2.5%. Present values (as of March 31, 2016) of the cash flows and terminal values were then calculated using a selected discount rate range of 7.5% to 8.0%. This analysis indicated an approximate implied per share equity value reference range for NRF of $22.85 to $34.33.

                NSAM. In performing a discounted cash flow analysis of NSAM, BofA Merrill Lynch derived implied terminal values for NSAM by applying to NSAM's fiscal year ending December 31, 2018 estimated unlevered, after-tax free cash flows a range of perpetuity growth rates of 2.0% to 2.5%. Present values (as of March 31, 2016) of the cash flows and terminal values were then calculated using a selected discount rate range of 10.6% to 13.1%. This analysis indicated an approximate implied per share equity value reference range for NSAM of $11.67 to $16.55.

                Utilizing the approximate implied per share equity value reference ranges derived for Colony, NRF and NSAM described above, BofA Merrill Lynch calculated approximate implied equity ownership percentage reference ranges for holders of Colony class A common stock in Colony NorthStar, after taking into account the original NSAM special dividend, of 20% to 38%, as compared to the approximate equity ownership percentage for holders of Colony class A common stock in Colony NorthStar implied by the Colony class A exchange ratio of 33.25%. Utilizing the approximate implied equity ownership percentage reference range described above, BofA Merrill Lynch calculated the following approximate implied exchange ratio reference range, as compared to the Colony class A exchange ratio:

Implied Exchange Ratio Reference Range	Colony Class A Exchange Ratio
0.888x – 1.690x	1.466x

Relative Contributions

                BofA Merrill Lynch reviewed the relative contributions of Colony, NRF and NSAM to Colony NorthStar's calendar year 2016 and calendar year 2017 estimated CAD and estimated EBITDA, in each case after taking into account the original NSAM special dividend and both including and excluding gains on investments for Colony. For purposes of this review, among other things: (i) equity-based compensation was treated as a cash expense; (ii) Colony's estimated CAD excluded accretion from loan acquisitions and paid-in-kind interest; (iii) NRF's and NSAM's respective net borrowings included preferred stock; (iv) NRF's net borrowings reflected the sale of manufactured housing, multifamily and healthcare assets with a corresponding reduction in net borrowings; and (v) net cash proceeds from the completion of asset sales by NRF during the fiscal year ending December 31, 2016 were taken into account. Financial data of Colony, NRF and NSAM were based on the Colony forecasts, the NRF forecasts and the NSAM forecasts, respectively. This indicated the following relative contributions of Colony to Colony NorthStar's calendar year 2016 and calendar year 2017 estimated CAD and estimated EBITDA, in each case, as compared to the approximate equity ownership percentage for holders of

Colony class A common stock in Colony NorthStar implied by the Colony class A exchange ratio of 33.25%:

  •
  calendar year 2016 and calendar year 2017 estimated CAD of (i) including gains on investments for Colony, 29% and 30% and (ii) excluding gains on investments for Colony, 23% and 21%; and

  •
  calendar year 2016 and calendar year 2017 estimated EBITDA of (i) including gains on investments for Colony, 23% and 29% and (ii) excluding gains on investments for Colony, 14% and 18%.

                BofA Merrill Lynch noted that such relative contributions of Colony to Colony NorthStar's calendar year 2016 estimated CAD and estimated EBITDA indicated an overall implied exchange ratio range of 0.603x to 1.289x and that such relative contributions of Colony to Colony NorthStar's calendar year 2017 estimated CAD and estimated EBITDA indicated an overall implied exchange ratio of 0.791x to 1.308x, in each case as compared to the Colony class A exchange ratio of 1.466x.

Other Information

                BofA Merrill Lynch also observed certain additional information that was not considered part of BofA Merrill Lynch's financial analyses with respect to its opinion but were referenced for informational purposes, including, among other things, the following:

Accretion/Dilution

                BofA Merrill Lynch reviewed the potential pro forma financial effect of the proposed Colony merger on Colony's calendar year 2017 and calendar year 2018 estimated Core FFO per share both including and excluding gains on investments for Colony, based on the Colony forecasts, the NRF forecasts and the NSAM forecasts, in each case based on the Colony class A exchange ratio and after taking into account the potential cost savings. Relative to Colony's calendar year 2017 and calendar year 2018 estimated Core FFO per share on a standalone basis, this review indicated that: (i) including gains on investments, the proposed Colony merger could be dilutive in calendar year 2017 and calendar year 2018 by approximately (0.5%) and (7.9%), respectively; and (ii) excluding gains on investments, the proposed Colony merger could be accretive in calendar year 2017 and calendar year 2018 by approximately 33.2% and 35.4%, respectively. Actual results achieved by Colony and Colony NorthStar may vary from forecasted results and such variations may be material.

Illustrative Theoretical Pro Forma Value Creation

                BofA Merrill Lynch reviewed an illustrative theoretical pro forma value creation for holders of Colony class A common stock that could result from the proposed Colony merger based on Colony NorthStar's calendar year 2017 and calendar year 2018 estimated Core FFO both including and excluding gains on investments for Colony, in each case based on the Colony class A exchange ratio and after taking into account the potential cost savings. Financial data of Colony NorthStar was based on the Colony forecasts, the NRF forecasts and the NSAM forecasts. This review indicated: (i) based on Colony NorthStar's calendar year 2017 estimated Core FFO and an illustrative range of calendar year 2017 estimated Core FFO multiples of 7.4x to 10.0x; and (ii) based on Colony NorthStar's calendar year 2018 estimated Core FFO and an illustrative range of calendar year 2018 estimated Core FFO multiples of 6.8x to 9.3x, an approximate illustrative theoretical implied price per share of Colony class A common stock including gains on investments for Colony of $17.85 to $24.08 per share and $17.85 to $24.42 per share, respectively, and excluding gains on investments for Colony of $17.85 to $24.07 per share and $17.85 to $24.15 per share, respectively, in each case as compared to the closing price of Colony class A common stock on June 1, 2016 of $18.42 per share. The foregoing was reviewed for illustrative purposes only and was not an indication of trading values or other results which may vary based on various factors, including market conditions and financial performance.

Other

                BofA Merrill Lynch also observed the following:

  •
  the historical trading performance of Colony class A common stock, NRF common stock and NSAM common stock during the 52-week period ended June 1, 2016, which indicated low and high closing prices for Colony class A common stock, NRF common stock and NSAM common stock during such period of approximately $15.17 and $25.47 per share, $8.57 and $30.18 per share and $9.31 and $21.51 per share, respectively, as compared to the closing price of Colony class A common stock, NRF common stock and NSAM common stock on June 1, 2016 of $18.42 per share, $13.50 per share and $12.17 per share, respectively; and

  •
  publicly available research analysts' price targets for Colony class A common stock, NRF common stock and NSAM common stock, which indicated low to high price targets for Colony class A common stock, NRF common stock and NSAM common stock of approximately $18.00 to $30.00 per share (with a mean of $23.00 per share), $15.00 to $38.00 per share (with a mean of $22.60 per share) and $15.00 to $20.00 (with a mean of $17.67 per share), as compared to the closing price of Colony class A common stock, NRF common stock and NSAM common stock on June 1, 2016 of $18.42 per share, $13.50 per share and $12.17 per share, respectively.

Miscellaneous

                As noted above, the discussion set forth above is a summary of the material financial analyses and other factors reviewed by BofA Merrill Lynch with the Colony board in connection with the Colony merger and is not a comprehensive description of all analyses undertaken or factors considered by BofA Merrill Lynch. The preparation of a financial opinion or analyses is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. BofA Merrill Lynch believes that the analyses summarized above must be considered as a whole. BofA Merrill Lynch further believes that selecting portions of its analyses considered or focusing on information presented in tabular format, without considering all analyses or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying BofA Merrill Lynch's analyses and opinion. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.

                In performing its analyses, BofA Merrill Lynch considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of Colony, NSAM and NRF. The estimates of the future performance of Colony, NSAM and NRF in or underlying BofA Merrill Lynch's analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by BofA Merrill Lynch's analyses. These analyses were prepared solely as part of BofA Merrill Lynch's analysis of the fairness, from a financial point of view, of the exchange ratio provided for in the Colony merger and were provided to the Colony board in connection with its evaluation of the Colony merger. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or acquired or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described above are inherently subject to substantial uncertainty and should not be taken to be BofA Merrill Lynch's view of the actual value of Colony, NSAM or NRF.

                The type and amount of consideration payable in the transaction were determined through negotiations between Colony, NSAM and NRF, rather than by any financial advisor, and were approved by the Colony board. The decision to enter into the merger agreement was solely that of the Colony board. As described above, BofA Merrill Lynch's opinion and analyses were only one of many factors considered by the Colony board in its evaluation of the Colony merger and should not be viewed as determinative of the views of the Colony board, management or any other party with respect to the Colony merger or the Colony class A exchange ratio.

                Colony has agreed to pay BofA Merrill Lynch for its services as financial advisor to Colony in connection with the Colony merger an aggregate fee of $16 million, of which a portion was payable upon delivery of its opinion and $15 million is contingent upon consummation of the Colony merger. In addition, at the request of the Colony board, BofA Merrill Lynch and certain of its affiliates expect to participate in the financing contemplated to be undertaken by Colony in connection with the Colony merger, for which services BofA Merrill Lynch and its affiliates will receive an aggregate fee currently estimated to be approximately $1 million, including acting as joint lead arranger and joint bookrunner for, and/or a lender under, a senior secured bridge loan of an affiliate of Colony. In addition, Colony has agreed to reimburse BofA Merrill Lynch for its expenses incurred in connection with BofA Merrill Lynch's engagement and to indemnify BofA Merrill Lynch, any controlling person of BofA Merrill Lynch and each of their respective directors, officers, employees, agents and affiliates against certain liabilities, including liabilities under the federal securities laws.

                BofA Merrill Lynch and its affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of its businesses, BofA Merrill Lynch and its affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of Colony, NSAM, NRF and certain of their respective affiliates.

                BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Colony and have received or in the future may receive compensation for the rendering of these services, including: (i) having acted or acting as joint bookrunner and co-lead arranger for, and as a lender (including letter of credit lender) under, a revolving credit facility of a subsidiary of Colony; and (ii) having acted or acting as joint bookrunner to Colony and certain of its affiliates on various debt and equity capital markets transactions. From April 1, 2014 through April 30, 2016, BofA Merrill Lynch and its affiliates derived aggregate revenues from Colony of approximately $30 million for investment and corporate banking services.

                In addition, BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to NRF, NSAM and certain of their respective affiliates, and have received or in the future may receive compensation for the rendering of these services, including: (i) having acted as financial advisor to NRF and certain of its affiliates in connection with certain acquisition transactions; (ii) having acted or acting as joint bookrunner to NRF and certain of its affiliates on various debt and equity capital markets transactions; (iii) having provided or providing certain commodity, derivatives, interest rate swap and foreign exchange trading services to NRF and certain of its affiliates; (iv) having acted or acting as a lender to NRF under its revolving credit facility; and (v) having provided or providing certain treasury and trade management services and products to NRF and NSAM and certain of its affiliates. From April 1, 2014 through April 30, 2016, BofA Merrill Lynch and its affiliates derived aggregate revenues from NRF and its affiliates of approximately $55 million and from NSAM and its affiliates of approximately $2 million for investment and corporate banking services.

Certain Unaudited Prospective Financial Information of Colony

                Colony does not, as a matter of course, publicly disclose long-term projections as to future revenues, earnings or other results given, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. However, in connection with the evaluation of a possible transaction involving Colony, Colony provided the Colony board, BofA Merrill Lynch, NSAM and NRF (and NSAM's and NRF's respective advisors) with certain non-public unaudited prospective financial information of Colony OP covering multiple years that were prepared internally by Colony and not for public disclosure.

                A summary of certain of such unaudited prospective financial information, which we refer to as the Colony Standalone Projections, is not being included in this joint proxy statement/prospectus to influence your decision whether to vote for or against the Colony merger proposal and the Colony charter proposal, but is included because it was made available to the Colony board, BofA Merrill Lynch, NSAM and NRF (and NSAM's and NRF's respective advisors). The inclusion of this information should not be regarded as an indication that the Colony board, its advisors or any other person considered, or now considers, the Colony Standalone Projections to be material or to be necessarily predicative of actual future results and the Colony Standalone Projections should not be relied upon as such. Colony's management's internal prospective financial information, upon which the Colony Standalone Projections were based, is subjective in many respects. There can be no assurance that the Colony Standalone Projections will be realized or that actual results will not be significantly higher or lower than forecasted. The Colony Standalone Projections cover multiple years and such information by its nature becomes subject to greater uncertainty with each successive year. As a result, the inclusion of the Colony Standalone Projections in this joint proxy statement/prospective should not be relied on as necessarily predictive of actual future results, performance or events.

                In addition, the Colony Standalone Projections were not prepared with a view toward public disclosure or toward complying with GAAP, the published guidelines of the SEC regarding projections and the use of non-GAAP measures or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither Colony's independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the Colony Standalone Projections contained in this joint proxy statement/prospectus, nor have they expressed any opinion or any other form of assurance on such information or its achievability. The Colony Standalone Projections include certain non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as presented in this joint proxy statement/prospectus may not be comparable to similarly titled amounts used by Colony or other companies. The footnotes to the table below provide certain supplemental information with respect to the calculation of these non-GAAP financial measures.

                Additionally, although the Colony Standalone Projections presented below is presented with numerical specificity, it is not fact. The Colony Standalone Projections were based on numerous variables and assumptions that were deemed to be reasonable as of the respective dates when such projections were finalized. Such assumptions are inherently uncertain and may be beyond the control of

Colony. Important factors that may affect actual results and cause the Colony Standalone Projections not to be achieved include, but are not limited to, risks and uncertainties relating to Colony's business (including its ability to achieve strategic goals, objectives and targets), industry performance, the legal and regulatory environment, general business and economic conditions and other factors described or referenced under the section entitled "Cautionary Statement Concerning Forward-Looking Statements" beginning on page 79 of this joint proxy statement/prospectus. In addition, the Colony Standalone Projections reflect assumptions that are subject to change and do not reflect revised prospects for Colony's business, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the Colony Standalone Projections were prepared. Colony has not prepared revised Standalone Projections to take into account other variables that have changed since the dates on which the Colony Standalone Projections were finalized. There can be no assurance that the Colony Standalone Projections will be realized or that Colony's future financial results will not materially vary from the Colony Standalone Projections. Colony has made available its actual results of operations for the fiscal quarter ended September 30, 2016, and stockholders are urged to review carefully Colony's Quarterly Report on Form 10-Q for such period.

                Except to the extent required by law, Colony does not intend to update or otherwise revise the Colony Standalone Projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying such prospective financial information are no longer appropriate.

                In developing the Colony Standalone Projections, Colony's management made numerous material assumptions with respect to Colony for the periods covered by the Colony Standalone Projections, including the following material assumptions: (i) the sale and resolution of certain investments based on their respective business plans and projected lives or expected maturities; (ii) redeployment of such capital in investments at a weighted average 10% Core FFO yield utilizing 40% leverage; (iii) deployment of approximately $1.4 billion, $2.1 billion and $2.9 billion of privately raised capital in 2016, 2017 and 2018, respectively, from which Colony receives a weighted average annual base management fee of 1.2%; (iv) utilization of the corporate credit facility at approximately 50% of its maximum commitment; and (v) no issuances of common or preferred equity by the Colony OP or any of its affiliates, except for projected equity awards granted under Colony's stock plans in the ordinary course.

                The following is a summary of the Colony Standalone Projections with all figures presented based on the Colony OP, which excludes amounts attributable to non-controlling interests of third parties in investment entities (in millions):

	Years Ending December 31,
	2016E	2017E	2018E
Net Revenues	$602	$686	$780
EBITDA(1)	$439	$514	$587
Core FFO(2)	$271	$330	389

(1)
Colony defines EBITDA as Core FFO (defined below) plus preferred dividends, plus Colony's share of cash interest expense and taxes.

(2)
For purposes of this section, Colony defines Core FFO as funds from operations, which we refer to as FFO, adjusted for the following items, including Colony OP's share of these items recognized by Colony OP's unconsolidated partnerships and joint ventures: (i) gains and losses from sales of depreciable real estate, net of depreciation, amortization and impairment previously adjusted for FFO; (ii) stock compensation expense; (iii) effects of straight-line rent revenue and straight-line rent expense on ground leases; (iv) amortization of acquired above- and below-market lease values; (v) amortization of deferred financing costs and debt premiums and discounts; (vi) unrealized fair value gains or losses on derivative instruments and on foreign currency remeasurements; (vii) acquisition-related expenses, merger and integration costs; (viii) amortization and impairment of finite-lived intangibles related to investment management contracts and customer relationships; (ix) deferred tax benefit related to amortization and impairment of investment management contracts and customer relationships; (x) gain on remeasurement of consolidated investment entities, net of deferred tax liability, and the effect of amortization thereof; (xi) non-real estate depreciation and amortization; and (xii) change in fair value of contingent consideration.

  FFO is calculated in accordance with standards established by the National Association of Real Estate Investment Trusts, which defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, gains and losses from sales of depreciable real estate and impairment write-downs associated with depreciable real estate, plus real estate-related depreciation and amortization, and after similar adjustments for unconsolidated partnerships and joint ventures.

Opinion of the NRF Special Committee's Financial Advisor

                UBS was retained as financial advisor to the NRF special committee in connection with the Mergers. As part of that engagement, the NRF special committee requested that UBS evaluate the fairness, from a financial point of view, of the NRF exchange ratio to the holders of shares of NRF common stock. On June 2, 2016, at a meeting of the NRF special committee held to evaluate the proposed Mergers, UBS delivered to the NRF special committee an oral opinion, which opinion was confirmed by delivery of a written opinion, dated June 2, 2016, to the effect that, as of that date, based on and subject to various assumptions made, matters considered and limitations described in its opinion, and taking into account the Redomestication merger, the New NRF Holdco merger and the Colony merger, the NRF exchange ratio was fair, from a financial point of view, to the holders of NRF common stock (other than NSAM, Colony NorthStar, Colony and their affiliates).

                The full text of UBS' opinion describes the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by UBS. UBS' opinion is attached as Annex G to this joint proxy statement/prospectus and is incorporated by reference herein. Holders of shares of NRF common stock are encouraged to read UBS' opinion carefully in its entirety. UBS' opinion was provided for the benefit of the NRF special committee (in its capacity as such) in connection with, and for the purpose of, its evaluation of the NRF exchange ratio, and does not address any other aspect of the Mergers or any related transaction. UBS' opinion does not address the relative merits of the Mergers or any related transaction as compared to other business strategies or transactions that might be available to NRF or NRF's underlying business decision to effect the Mergers or any related transaction. UBS' opinion does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to the Mergers or any related transaction. The following summary of UBS' opinion is qualified in its entirety by reference to the full text of UBS' opinion.

                In arriving at its opinion, UBS, among other things:

  •
  reviewed certain publicly available business and financial information relating to NRF, NSAM and Colony;

  •
  reviewed certain internal financial information and other data relating to the businesses and financial prospects of NRF that were provided to UBS by the management of NRF and not publicly available, including financial forecasts and estimates prepared by the management of NRF that the NRF special committee directed UBS to utilize for purposes of its analysis;

  •
  reviewed certain internal financial information and other data relating to the business and financial prospects of NSAM that were provided to UBS by the management of NSAM and not publicly available, including financial forecasts and estimates prepared by the management of NSAM that the NRF special committee directed UBS to utilize for purposes of its analysis;

  •
  reviewed certain internal financial information and other data relating to the business and financial prospects of Colony that were provided to UBS by the management of Colony and not publicly available, including financial forecasts and estimates prepared by the management of Colony that the NRF special committee directed UBS to utilize for purposes of its analysis;

  •
  reviewed the impact of certain potential asset sales and redeployment of capital prepared by the management of NRF that were provided to UBS by NRF and not publicly available that the NRF special committee directed UBS to utilize for purposes of its analysis;

  •
  reviewed certain estimates of synergies prepared by the management of NRF that were provided to UBS by NRF and not publicly available that the NRF special committee directed UBS to utilize for purposes of its analysis;

  •
  conducted discussions with members of the senior management of NRF, NSAM and Colony concerning the businesses and financial prospects of NRF, NSAM and Colony;

  •
  reviewed publicly available financial and stock market data with respect to certain other companies UBS believed to be generally relevant;

  •
  reviewed current and historical market prices of NRF common stock, NSAM common stock and Colony class A common stock;

  •
  considered certain pro forma effects of the Mergers on NSAM's financial statements;

  •
  reviewed a substantially final draft of the merger agreement, dated June 1, 2016; and

  •
  conducted such other financial studies, analyses and investigations, and considered such other information, as UBS deemed necessary or appropriate.

                In connection with its review, with the consent of the NRF special committee, UBS assumed and relied upon, without independent verification, the accuracy and completeness in all material respects of the information provided to or reviewed by UBS for the purpose of its opinion. In addition, with the consent of the NRF special committee, UBS did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of NSAM, NRF or Colony, nor was UBS furnished with any such evaluation or appraisal. With respect to the financial forecasts, estimates, synergies and pro forma effects referred to above, UBS assumed, at the direction of the NRF special committee, that they were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of each Company as to the future financial performance of their respective Company and such synergies and pro forma effects. With the consent of the NRF special committee and consistent with the views expressed by NRF's management, UBS' analyses and opinion assumed the value of: (i) Colony's debt investment portfolio to be the book value thereof; and (ii) NRF's private equity fund investments, commercial real estate debt investments and commercial real estate securities to be the book value thereof. In addition, UBS assumed, with the approval of the NRF special committee, that the financial forecasts and estimates, including synergies, certain potential asset sales identified by management and the redeployment of capital in the manner identified by management, referred to above will be achieved at the times and in the amounts projected. UBS is not an expert in the evaluation of allowance for loan losses, and UBS did not make an independent evaluation of the adequacy of the allowance for loan losses at Colony or NRF, and UBS did not examine any individual loan credit files of Colony or NRF (nor was UBS requested to conduct such a review), and, as a result, UBS assumed that the aggregate allowance for loan losses of each Company is adequate. UBS also assumed, with the consent of the NRF special committee, that the Mergers will qualify for U.S. federal income tax purposes as a reorganization within the meaning of Sections 354, 361 and 368 of the Code. UBS' opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information available to UBS as of, the date thereof. UBS did not include any 2016 fourth quarter dividend for either NRF, Colony or NSAM as part of its analysis in connection with UBS' opinion delivered on June 2, 2016.

                At the direction of the NRF special committee, UBS was not asked to, and it did not, offer any opinion as to the terms, other than the NRF exchange ratio to the extent expressly specified in the opinion, of the merger agreement or any related documents or the form of the Mergers or any related transaction. In addition, UBS expressed no opinion as to the fairness of: (i) the amount or nature of any compensation to be received by any officers, directors or employees of any parties to the Mergers, or any class of such persons, relative to the NRF exchange ratio; (ii) the Colony class A exchange ratio, the Colony class B exchange ratio or the consideration to be received by the holders of Colony common stock in connection with the Colony merger, including, in each case, relative to the NRF exchange ratio; (iii) the consideration to be received by any holder of preferred stock of NRF or Colony, including relative to the NRF exchange ratio; or (iv) the Redomestication merger, the NRF LP merger, the NRF LP upstream merger (each of the NRF LP merger and the NRF LP upstream merger as defined in the section entitled "The Merger Agreement—The Mergers and Related Transactions—The Reorganization Transactions" beginning on page 277 of this joint proxy statement/prospectus), the New NRF Holdco merger or the LLC conversion or the consideration to be paid or received in any such transaction, including relative to the NRF exchange ratio. Although, at the direction of the NRF special committee, UBS included the contingent consideration arrangement discussed in the section entitled "Other Related Agreements—The Amendment to the Colony Contribution and Implementation Agreement" beginning on page 309 of this joint proxy statement/prospectus in certain of its analyses, UBS expressed no opinion as to the likelihood that the milestones upon which these payments are conditioned will be achieved or whether such contingent consideration will be paid by Colony (or any successor entity). UBS expressed no opinion as to what the value of Colony NorthStar common stock will be when issued pursuant to the Mergers or the prices at which shares of NRF common stock, NRF preferred stock, NSAM common stock, Colony common stock, Colony preferred stock, Colony NorthStar class A common stock or Colony NorthStar preferred stock will trade at any time. In rendering its opinion, UBS assumed, with the consent of the NRF special committee, that: (i) the final executed form of the merger agreement would not differ in any material respect from the draft that UBS reviewed; (ii) the parties to the merger agreement will comply with all material terms of the merger agreement; and (iii) the Mergers will be consummated in accordance with the terms of the merger agreement without any adverse waiver or amendment of any material term or condition thereof. UBS also assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Mergers will be obtained without any material adverse effect on NRF, NSAM, Colony or the Mergers. The issuance of UBS' opinion was approved by an authorized committee of UBS.

                In connection with rendering its opinion to the NRF special committee, UBS performed a variety of financial and comparative analyses which are summarized below. The following summary is not a complete description of all analyses performed and factors considered by UBS in connection with its opinion. The preparation of a financial opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description. With respect to the selected public companies analysis summarized below, no company used as a comparison was identical to NRF, NSAM or Colony. These analyses necessarily involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading or acquisition values of the companies concerned.

                UBS believes that its analyses and the summary below must be considered as a whole and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying UBS' analyses and opinion. UBS did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis for purposes of its opinion, but rather arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole.

                The estimates of the future performance of NRF, NSAM and Colony provided by management of the companies in or underlying UBS' analyses are not necessarily indicative of future results or values, which may be significantly more or less favorable than those estimates. In performing these analyses, UBS considered industry performance, general business and economic conditions and other matters, many of which were beyond NRF's, NSAM's and Colony's control. Estimates of the financial value of companies do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold or acquired.

                The exchange ratios provided for in the Mergers were determined through negotiation among NRF, NSAM and Colony, and the decision by NRF to enter into the Mergers was solely that of the NRF board, acting upon the unanimous recommendation of the NRF special committee. UBS' opinion and financial analyses were only one of many factors considered by the NRF special committee in its evaluation of the Mergers and should not be viewed as determinative of the views of the NRF special committee with respect to the Mergers or the NRF exchange ratio.

                The following is a brief summary of the material financial analyses performed by UBS and reviewed with the NRF special committee on June 2, 2016 in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order for UBS' financial analyses to be fully understood, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of UBS' financial analyses.

Colony Selected Public Companies Analysis

                UBS reviewed financial information of Colony provided by Colony's management and publicly available financial and stock market information of the following publicly traded REITs and alternative asset managers which, based on its professional judgment and expertise, UBS deemed relevant to its analysis:

                Mortgage REITs refers to the below-listed companies, collectively:

• Starwood Property Trust, Inc.	• Newcastle Investment Corp.
• Blackstone Mortgage Trust, Inc.	• RAIT Financial Trust
• Apollo Commercial Real Estate Finance, Inc.	• Arbor Realty Trust Inc.
• Ares Commercial Real Estate Corporation

                Single Family REITs refers to the below-listed companies, collectively:

• American Homes 4 Rent
• Colony Starwood Homes
• Silver Bay Realty Trust Corp.

                Alternative Asset Managers refers to the below-listed companies, collectively:

• The Blackstone Group L.P.	• Oaktree Capital Group, LLC
• The Carlyle Group LP	• Ares Management, L.P.
• Apollo Global Management, LLC	• Fortress Investment Group LLC
• KKR & Co. L.P.

                Industrial REITs refers to the below-listed companies, collectively:

• DCT Industrial Trust Inc.	• PS Business Parks Inc.
• Duke Realty Corporation	• Rexford Industrial Realty, Inc.
• EastGroup Properties Inc.	• STAG Industrial, Inc.
• First Industrial Realty Trust Inc.	• Terreno Realty Corp.
• Liberty Property Trust

                UBS reviewed, among other things:

  •
  the closing share prices on June 1, 2016 of the selected Single Family REITs, Industrial REITs and Mortgage REITs as multiples of calendar year 2016 and 2017 estimated adjusted funds from operation, which we refer to as AFFO, per share; and

  •
  the closing share prices on June 1, 2016 of the selected Alternative Asset Managers as multiples of calendar year 2016 and 2017 estimated economic net income, which we refer to as ENI, per share.

                Financial data of the selected Single Family REITs, Industrial REITs, Alternative Asset Managers and Mortgage REITs were based on publicly available research analysts' estimates, public filings and other publicly available information.

                UBS compared these figures for the selected Single Family REITs, Industrial REITs, Alternative Asset Managers and Mortgage REITs with corresponding multiples of Colony based on, among other things, the closing share price of Colony on June 1, 2016 as a multiple of calendar year 2016 and 2017 Core FFO per share.

                The foregoing analysis indicated the following multiples for Colony and the following average multiples for the selected Single Family REITs, Industrial REITs, Alternative Asset Managers and Mortgage REITs:

Selected Companies	Price to 2016E Earnings (AFFO/ENI/Core FFO per share)	Price to 2017E Earnings (AFFO/ENI/Core FFO per share)
Single Family REITs	24.2x	19.5x
Industrial REITs	24.1x	22.1x
Alternative Asset Managers	13.4x	8.1x
Mortgage REITs	9.9x	9.4x
Colony	9.1x	7.6x

NSAM Selected Public Companies Analysis

                UBS reviewed financial information of NSAM provided by NSAM's management and publicly available financial and stock market information of the Alternative Asset Managers and the following publicly traded traditional asset managers which, based on its professional judgment and expertise, UBS deemed relevant to its analysis:

                Traditional Asset Managers refers to the below-listed companies, collectively:

• Cohen & Steers Inc.	• OM Asset Management plc
• BlackRock, Inc.	• Janus Capital Group, Inc.
• Franklin Resources, Inc.	• Waddell & Reed Financial, Inc.
• Invesco Ltd.	• Artisan Partners Asset Management Inc.
• T. Rowe Price Group, Inc.	• Virtus Investment Partners, Inc.
• Legg Mason Inc.	• Manning & Napier, Inc.
• Affiliated Managers Group Inc.	• GAMCO Investors, Inc.
• AllianceBernstein Holding L.P.	• Pzena Investment Management, Inc.
• Federated Investors, Inc.	• Calamos Asset Management Inc.
• Eaton Vance Corp.

                UBS reviewed, among other things:

  •
  the closing share prices on June 1, 2016 of the selected Traditional Asset Managers as multiples of calendar year 2016 and 2017 estimated earnings per share;

  •
  the closing share prices on June 1, 2016 of the selected Alternative Asset Managers as multiples of calendar year 2016 and 2017 estimated ENI per share; and

  •
  total enterprise value on June 1, 2016 of the selected Traditional Asset Managers and Alternative Asset Managers as multiples of calendar year 2016 and 2017 estimated EBITDA.

                Financial data of the selected Traditional Asset Managers and Alternative Asset Managers were based on publicly available research analysts' estimates, public filings and other publicly available information.

                UBS compared these figures for the selected Traditional Asset Managers and Alternative Asset Managers with corresponding multiples of NSAM based on, among other things:

  •
  the closing share price of NSAM on June 1, 2016 as a multiple of calendar year 2016 and 2017 estimated CAD per share; and

  •
  the total enterprise value on June 1, 2016 of NSAM as a multiple of calendar year 2016 and 2017 estimated EBITDA.

                The foregoing analysis indicated the following multiples for NSAM and the following average multiples for the selected Traditional Asset Managers and Alternative Asset Managers:

Selected Companies	Price to 2016E Earnings (ENI/CAD per share)	Price to 2017E Earnings (ENI/CAD per share)	Enterprise Value to 2016E EBITDA	Enterprise Value to 2017E EBITDA
Traditional Asset Managers	16.4x	13.6x	10.0x	9.1x
Alternative Asset Managers	13.4x	8.1x	13.5x	8.4x
NSAM	9.8x	9.1x	12.4x	10.5x

NRF Selected Public Companies Analysis

                UBS reviewed financial information of NRF provided by NRF's management and publicly available financial and stock market information of the following publicly traded REITs which, based on its professional judgment and expertise, UBS deemed relevant to its analysis:

                Healthcare REITs refers to the below-listed companies, collectively:

• HCP, Inc.	• Medical Properties Trust Inc.
• Welltower Inc.	• National Health Investors Inc.
• Ventas, Inc.	• Omega Healthcare Investors Inc.
• Healthcare Realty Trust Incorporated	• Physicians Realty Trust
• Healthcare Trust of America, Inc.	• Sabra Health Care REIT, Inc.
• LTC Properties Inc.	• Care Trust REIT, Inc.

                Limited Service Hotel REITs (refers to the below-listed companies, collectively, and, together with the Industrial REITs and the Healthcare REITs, we refer to as the Equity REITs):

• Chatham Lodging Trust
• RLJ Lodging Trust
• Summit Hotel Properties, Inc.
• Apple Hospitality REIT, Inc.

                Manufactured Housing REITs refers to the below-listed companies, collectively:

• Equity LifeStyle Properties, Inc.
• Sun Communities Inc.
• UMH Properties Inc.

                Externally Managed REITs refers to the below-listed companies, collectively:

• Hospitality Properties Trust	• Senior Housing Properties Trust
• Ashford Hospitality Trust, Inc.	• New Senior Investment Group Inc.
• Ashford Hospitality Prime, Inc.	• Select Income REIT

                UBS reviewed, among other things:

  •
  the closing share prices on June 1, 2016 of the selected Manufactured Housing REITs, Healthcare REITs, Limited Service Hotel REITs and Externally Managed REITs as multiples of calendar year 2016 and 2017 estimated AFFO per share; and

  •
  total enterprise value on June 1, 2016 of the selected Manufactured Housing REITs, Healthcare REITs, Limited Service Hotel REITs and Externally Managed REITs as multiples of calendar year 2016 and 2017 estimated EBITDA.

  Financial data of the selected Manufactured Housing REITs, Healthcare REITs, Limited Service Hotel REITs and Externally Managed REITs were based on publicly available research analysts' estimates, public filings and other publicly available information.

                UBS compared these figures for the selected Manufactured Housing REITs, Healthcare REITs, Limited Service Hotel REITs and Externally Managed REITs with corresponding multiples of NRF based on, among other things:

  •
  the closing share price of NRF on June 1, 2016 as a multiple of calendar year 2016 and 2017 CAD per share; and

  •
  the total enterprise value on June 1, 2016 of NRF as a multiple of calendar year 2016 and 2017 estimated EBITDA.

                The foregoing analysis indicated the following multiples for NRF and the following average multiples for the selected Manufactured Housing REITs, Healthcare REITs, Limited Service Hotel REITs and Externally Managed REITs:

Selected Companies	Price to 2016E AFFO/CAD per share	Price to 2017E AFFO/CAD per share	Enterprise Value to 2016E EBITDA	Enterprise Value to 2017E EBITDA
Manufactured Housing REITs	20.3x	19.0x	17.8x	16.2x
Healthcare REITs	15.6x	14.8x	16.1x	14.8x
Limited Service Hotel REITs	10.8x	10.4x	11.1x	10.7x
Externally Managed REITs	8.6x	8.2x	12.0x	11.5x
NRF	5.9x	7.8x	12.8x	18.1x

Net Asset Value Analysis of Colony

                UBS conducted an analysis of the NAV of Colony as a standalone company, utilizing publicly available information and financial estimates and other information provided by Colony, in order to derive an implied per share equity value reference range for Colony.

                UBS conducted a NAV analysis for Colony by applying either capitalization rate or multiple ranges to relevant metrics for each element of Colony's investment portfolio, which ranges were based on UBS' professional judgment and expertise, and adding the value of Colony's cash and cash equivalents as of March 31, 2016. To this aggregate value of Colony's assets, UBS deducted Colony's debt balance at its estimated market value, preferred stock at its estimated market value and other tangible liabilities (net of tangible assets), in each case as of March 31, 2016.

                UBS derived the implied NAV of Colony per share of Colony common stock, which we refer to as the NAV per Colony Share, by dividing the implied NAV of Colony by the number of fully diluted shares of Colony common stock outstanding provided by management and compared the NAV per Colony Share to the closing stock price of Colony class A common stock as of June 1, 2016 of $18.42. UBS calculated the NAV per Colony Share to be $19.27 at the low end of the valuation range, $21.09 at the midpoint of the valuation range and $22.96 at the high end of the valuation range. For purposes of this analysis, UBS noted that the $18.42 share price represented a 4.4% discount to the NAV per Colony Share at the low end of the valuation range, represented a 12.6% discount to the NAV per Colony Share at the midpoint of the valuation range and represented a 19.8% discount to the NAV per Colony Share at the high end of the valuation range.

Sum-of-the-Parts Analysis of NSAM

                UBS conducted a sum-of-the-parts analysis of NSAM on a standalone basis in order to derive an implied per share equity value reference range for NSAM. In performing the sum-of-the-parts analysis, UBS reviewed and analyzed publicly available information and financial estimates and other information provided by NSAM. In carrying out this analysis, UBS valued, based on its professional judgment and expertise, the following segments identified by NSAM's management: (i) asset management and other services provided by NSAM to NRF; (ii) asset management and other services provided by NSAM to NRE; (iii) fees payable to NSAM by non-traded companies in the retail business and NSAM's broker-dealer platform; (iv) The Townsend Group; (v) NSAM's investment in American Healthcare Investors LLC; and (vi) NSAM's investment in Island Hospitality Group Inc. UBS derived the implied equity value of NSAM by deducting from the foregoing the debt balance and adding the value of unrestricted cash as of May 5, 2016, restricted cash as of March 31, 2016 and the market value as of June 1, 2016 of NRF common stock owned by NSAM as of June 1, 2016.

                UBS derived the implied equity value per share of NSAM common stock, which we refer to as the NSAM Value per Share, by dividing the implied equity value of NSAM by the number of fully diluted shares of NSAM common stock outstanding provided by NSAM and compared the NSAM Value per Share to the closing stock price of NSAM common stock as of June 1, 2016 of $12.17. UBS calculated the NSAM Value per Share to be $12.24 at the low end of the valuation range, $14.34 at the midpoint of the valuation range and $16.43 at the high end of the valuation range. For purposes of this analysis, UBS noted that the $12.17 share price represented a 0.6% discount to the NSAM Value per Share at the low end of the valuation range, represented a 15.1% discount to the NSAM Value per Share at the midpoint of the valuation range and represented a 25.9% discount to the NSAM Value per Share at the high end of the valuation range.

Net Asset Value Analysis of NRF

                UBS conducted an analysis of the NAV of NRF as a standalone company, utilizing publicly available information and financial estimates and other information provided by NRF, in order to derive an implied per share equity value reference range for NRF.

                UBS derived the value of NRF's operating real estate by applying a range, based on UBS' professional judgment and expertise, of capitalization rates to the estimated next 12 months net operating income for NRF's operating real estate. To this value of NRF's operating real estate, UBS added the value of NRF's other tangible assets and the value of NRF's cash and cash equivalents as of May 5, 2016 adjusted for the proceeds from the sale of certain multifamily properties. To this aggregate value of NRF's assets, UBS deducted debt balance at its estimated market value, preferred stock at its estimated market value, the fair value of a notional swap lock position calculated net of posted cash collateral and other tangible liabilities (net of tangible assets). UBS also deducted the estimated value of the NRF management agreement.

                UBS derived the implied NAV of NRF per share of NRF common stock, which we refer to as the NAV per NRF Share, by dividing the implied NAV of NRF by the number of fully diluted shares of NRF common stock outstanding provided by NRF's management and compared the NAV per NRF Share to the closing stock prices of shares of NRF common stock as of June 1, 2016 of $13.50. UBS calculated the NAV per NRF Share to be $13.29 at the low end of the valuation range, $15.02 at the midpoint of the valuation range and $16.99 at the high end of the valuation range. For purposes of this analysis, UBS noted that the $13.50 share price represented a 1.6% premium to the NAV per NRF Share at the low end of the valuation range, represented a 10.1% discount to the NAV per NRF Share at the midpoint of the valuation range and represented a 20.5% discount to the NAV per NRF Share at the high end of the valuation range.

Pro Forma Net Asset Value Analysis

                UBS conducted an analysis of the NAV of Colony NorthStar after giving pro forma effect to the Mergers, utilizing: (i) publicly available information and financial estimates and other information provided by NRF, NSAM and Colony; (ii) the implied NAVs of Colony and NRF described above; and (iii) the sum-of-the-parts value of NSAM described above. To the sum of the NAVs of Colony and

NRF, and the sum-of-the-parts value of NSAM, UBS deducted the value of shares of NRF common stock held by NSAM, added a range of values of corporate synergies provided by NRF's management ($80 million of synergies capitalized at the estimated 2016 CAD multiple of 5.9x for NRF at the low end, $115 million of synergies capitalized at the estimated 2016 EBITDA multiple of 12.4x for NSAM at the high end of the range and the average of the low end and high end of the capitalized value for the midpoint), deducted the amount of the original NSAM special dividend and deducted the estimated transaction expenses for the Mergers provided by NRF's management.

                UBS derived the implied NAV of Colony NorthStar after giving pro forma effect to the Mergers per share of Colony NorthStar common stock, which we refer to as the Pro Forma NAV per share of Colony NorthStar common stock, by dividing the implied pro forma NAV of Colony NorthStar by the number of shares of Colony NorthStar common stock outstanding on a fully diluted basis after giving effect to the Mergers. UBS then derived the implied pro forma NAV per former NRF share after giving effect to the Mergers, which we refer to as the Pro Forma NAV per NRF Share, by multiplying the Pro Forma NAV per share of Colony NorthStar common stock by the NRF exchange ratio, which resulted in a Pro Forma NAV per NRF Share of $13.89 at the low end of the valuation range, $16.58 at the midpoint of the valuation range and $19.36 at the high end of the valuation range.

Contribution Analysis

                UBS conducted a contribution analysis which reviewed the relative contribution of each of NRF, NSAM and Colony to Colony NorthStar for each of the following categories: (i) cash EBITDA for calendar years 2016, 2017 and 2018 as estimated by management of the Companies; (ii) aggregate estimated CAD (in the case of NRF and NSAM) and estimated Core FFO (in the case of Colony) for calendar years 2016, 2017 and 2018; and (iii) NAV (in the case of NRF and Colony) and sum-of-the-parts value (in the case of NSAM) as calculated above. UBS then compared the foregoing relative contributions to the enterprise value and debt (in the case of category (i)) and equity value received, adjusted to reflect the original NSAM special dividend (in the cases of categories (ii) and (iii)), in both cases by the stockholders of NRF, NSAM and Colony in the Mergers.

                The foregoing analysis indicated the following relative contribution of each of NRF, NSAM and Colony to Colony NorthStar:

Category	NRF	Colony	NSAM
Cash EBITDA
2016	52.9%	28.1%	19.0%
2017	40.2%	36.6%	23.2%
2018	39.7%	37.6%	22.8%
Enterprise Value	55.4%	30.5%	14.2%
Borrowings	69.0%	27.0%	4.0%
Core FFO/CAD
2016	45.1%	29.3%	25.6%
2017	33.0%	37.7%	29.3%
2018	28.2%	41.7%	30.1%
Net Asset Value / Sum of the Parts Value	32.7%	33.6%	33.7%
Equity Value Received*	33.3%	32.7%	34.0%

*  Adjusted to reflect the original NSAM special dividend.

Dividend Discount Analyses

                UBS conducted dividend discount analyses for the purpose of determining the implied per share equity value reference ranges derived from such analyses for NRF both on a standalone and pro forma basis. In performing the dividend discount analyses, UBS reviewed and analyzed publicly available information and financial estimates and other information provided by NRF, NSAM and Colony.

                UBS conducted a standalone dividend discount analysis of NRF based on the estimated CAD and dividend per share as provided by NRF's management for the calendar years 2017 and 2018 and an estimate of terminal value. The implied dividend per share payout ratios (as a percentage of estimated CAD per share) for 2017 and 2018 were 93% and 97%, respectively. UBS also calculated a range of terminal values, assuming either (i) perpetuity growth rates ranging from 0.0% to 2.0% (and a terminal year payout ratio of 97%), or (ii) terminal year payout ratios ranging from 90.0% to 97.0% (and a perpetuity growth rate of 1.0%). UBS discounted the terminal values and 2017-2018 dividend stream to present values using discount rates ranging from 11.5% to 13.5%, which were chosen by UBS based on its professional judgment and expertise.

                UBS also performed a pro forma dividend discount analysis of NRF after giving effect to the Mergers based on the estimated CAD and dividend per share of NRF common stock as provided by NRF's management for the calendar years 2017 and 2018 and an estimate of terminal value. The dividend per share payout ratios (as a percentage of estimated CAD per share, excluding gains) for 2017 and 2018 were 74% and 71%, respectively. UBS also calculated a range of terminal values, assuming either: (i) perpetuity growth rates ranging from 3.0% to 5.0% (and a terminal payout ratio of 73%); or (ii) terminal payout ratios ranging from 70.0% to 75.0% (and a perpetuity growth rate of 4.0%). UBS discounted the terminal values and 2017-2018 dividend stream to present values using discount rates ranging from 10.5% to 12.5%, which were chosen by UBS based on its professional judgment and expertise. These analyses indicated a combined approximate implied reference range per share of NRF common stock on a standalone basis of $12.63 to $17.46, as compared to the approximate implied reference range per share of NRF common stock on a pro forma basis after giving effect to the Mergers of $13.19 to $22.18.

Other Factors

                In rendering its opinion, UBS also reviewed, for informational purposes, certain other factors, including:

Pro Forma CAD Accretion/Dilution Analysis

                UBS reviewed the potential pro forma effect of the Mergers on estimated CAD per share of NRF common stock for calendar years ending 2017 and 2018. This analysis indicated that the Mergers would be 5.8% and 20.1% accretive to holders of NRF common stock for 2017 and 2018, respectively. UBS also performed similar calculations based on estimated CAD per share of NRF common stock, excluding certain gains. This analysis indicated that the Mergers would be 4.4% dilutive and 3.6% accretive to the holders of NRF common stock for 2017 and 2018, respectively.

Research Perspectives

                UBS reviewed share price targets for NRF common stock in six publicly available Wall Street research analyst reports published between May 10, 2016 and June 1, 2016, which indicated a target share price range for NRF of $12.75 to $38.00. UBS reviewed share price targets for NSAM common stock in three publicly available Wall Street research analyst reports published between May 11, 2016 and June 1, 2016, which indicated a target share price range for NSAM of $12.50 to $20.00. UBS reviewed share price targets for shares of Colony class A common stock in five publicly available Wall Street research analyst reports published between May 9, 2016 and June 1, 2016, which indicated a target share price range for Colony of $18.00 to $30.00.

Illustrative Present Value of Potential Future Share Price

                UBS conducted an illustrative review of the implied present value per share of NRF common stock of the potential future price of shares of Colony NorthStar common stock based on the NRF exchange ratio and the following four price/2016 estimated earnings multiples: (i) Colony's Price/2016E Core FFO per share multiple of 9.1x; (ii) NSAM's Price/2016E CAD per share multiple of 9.8x; (iii) the Alternative Asset Managers' average Price/2016E ENI per share multiple of 13.4x; and (iv) the Blended Peer Group average Price/2016E earnings multiple of 13.7x. For purposes of the foregoing analysis, UBS calculated the "Blended Peer Group" multiple as the weighted average of the corresponding multiple for the Mortgage REITs, the Equity REITs and the Alternative Asset Managers based on 2017 estimated CAD contribution from each segment. These four multiples were applied to pro forma 2017 estimated CAD per share based on estimates provided by NRF. Based on these potential future share prices, UBS calculated the value per share of NRF common stock and then added the estimated dividend expected to be received by the holders of NRF common stock for the next 12 months assuming the Mergers close on January 1, 2017. UBS then applied discount rates ranging from 10.5% to 12.5%, which were chosen by UBS based on its professional judgment and expertise, to calculate the present value of the illustrative future value per share, including the projected share price and the dividend expected through June 1, 2017 for purposes of comparison to the current share price. Based on the foregoing, UBS calculated illustrative premiums of the present value of potential future share price per share of NRF common stock, as compared to the price of NRF common stock as of June 1, 2016, that ranged from 19.3% to 76.6%. UBS performed similar calculations based on pro forma 2017 estimated CAD for Colony NorthStar, but excluding certain gains from the potential sale of assets identified by management, which resulted in a range of premiums of the present value of the potential future share price over the current NRF common stock price of 8.4% to 59.4%.

Trading Ratio

                UBS reviewed the recent closing prices of NSAM common stock, Colony class A common stock and NRF common stock as of May 6, 2016, June 1, 2016, February 24, 2016 and January 8, 2016. UBS also reviewed the 5-, 10-, 15-, 20-, 30-, 60- and 90-day volume weighted averages for each Company as of each of May 6, 2016 and June 1, 2016. For each share price, UBS calculated the premium or discount implied by the proposed Mergers, where such premium or discount represented each Company's implied value per share based on the combined market capitalization (as of June 1, 2016) of the pro forma company after giving effect to the proposed original NSAM special dividend and proposed ownership split over the corresponding historical trading average prices.

Miscellaneous

                Under the terms of UBS' engagement, NRF agreed to pay UBS certain fees for its financial advisor services to the NRF special committee in connection with the Mergers. UBS will receive an aggregate fee of $18,000,000, of which $500,000 was received upon execution of the engagement letter, $250,000 is earned per quarter in connection with its engagement, $2,000,000 was received upon delivery of its fairness opinion to the NRF special committee, and the remainder of which is contingent upon consummation of the Mergers. In addition, NRF agreed to reimburse UBS for its reasonable expenses, including fees, disbursements and other charges of counsel and to indemnify UBS and related parties against liabilities, including liabilities under federal securities laws, relating to, or arising out of, its engagement. In the past, UBS and its affiliates have provided investment banking services to NRF, NSAM, and Colony unrelated to the Mergers, for which UBS and its affiliates received compensation, including having acted as: (i) financial advisor to NRF and NSAM in connection with acquisitions and spin-off transactions; (ii) joint book-running manager in connection with block trades of shares of NRF common stock; (iii) joint bookrunner in connection with the issuance of NRF series E preferred stock; and (iv) joint bookrunner in connection with the issuance of Colony series B and series C preferred stock. In addition, UBS or an affiliate is a participant in NRF's corporate credit facility and CDS-backed bilateral credit facility and a credit facility of Colony for which it received and continues to receive fees and interest payments. UBS has agreed to provide, subject to certain terms and conditions, financing to Colony NorthStar or one of its affiliates in connection with the Mergers and will receive compensation in connection therewith, a portion of which was payable in connection with the delivery of UBS' commitment. In the ordinary course of business, UBS and its affiliates may hold or trade, for their own accounts and the accounts of their customers, securities of NRF, NSAM and Colony and, accordingly, may at any time hold a long or short position in such securities.

                The NRF special committee selected UBS as its financial advisor in connection with the Mergers because UBS is an internationally recognized investment banking firm with substantial experience in similar transactions. UBS is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities and private placements.

Certain Unaudited Prospective Financial Information of NRF

                NRF does not, as a matter of course, publicly disclose long-term projections as to future revenues, earnings or other results given, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. However, in connection with the evaluation of a possible transaction involving NRF, NRF provided the NRF special committee and UBS, the NRF special committee's financial advisor, NSAM and Colony (and NSAM's and Colony's respective advisors) with certain non-public unaudited prospective financial information of NRF covering multiple years that were prepared internally by NRF and not for public disclosure.

                A summary of certain of those unaudited prospective financial information, which we refer to as the NRF Standalone Projections, is not being included in this joint proxy statement/prospectus to influence your decision whether to vote for or against the NRF merger proposal and the NRF charter proposal, but is included because they were made available to the NRF special committee, UBS, NSAM and Colony (and NSAM's and Colony's respective advisors). The inclusion of this information should not be regarded as an indication that the NRF special committee, the NRF board, their respective advisors or any other person considered, or now considers, the NRF Standalone Projections to be material or to be necessarily predicative of actual future results and the NRF Standalone Projections should not be relied upon as such. NRF's management's internal prospective financial information, upon which the NRF Standalone Projections were based, is subjective in many respects. There can be no assurance that the NRF Standalone Projections will be realized or that actual results will not be significantly higher or lower than forecasted. The NRF Standalone Projections cover multiple years and such information by its nature becomes subject to greater uncertainty with each successive year. As a result, the inclusion of the NRF Standalone Projections in this joint proxy statement/prospective should not be relied on as necessarily predictive of actual future events.

                In addition, the NRF Standalone Projections were not prepared with a view toward public disclosure or toward complying with GAAP, the published guidelines of the SEC regarding projections and the use of non-GAAP measures or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither NRF's independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the NRF Standalone Projections contained in this joint proxy statement/prospectus, nor have they expressed any opinion or any other form of assurance on such information or its achievability. The NRF Standalone Projections include certain non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as presented in this joint proxy statement/prospectus may not be comparable to similarly titled amounts used by NSAM or other companies. The footnotes to the table below provide certain supplemental information with respect to the calculation of these non-GAAP financial measures.

                Additionally, although the NRF Standalone Projections presented below is presented with numerical specificity, it is not fact. The NRF Standalone Projections were based on numerous variables and assumptions that were deemed to be reasonable as of the respective dates when such projections were finalized. Such assumptions are inherently uncertain and may be beyond the control of NRF. Important factors that may affect actual results and cause the NRF Standalone Projections not to be achieved include, but are not limited to, risks and uncertainties relating to NRF's business (including its ability to achieve strategic goals, objectives and targets), industry performance, the legal and regulatory environment, general business and economic conditions and other factors described or referenced under the section entitled "Cautionary Statement Concerning Forward-Looking Statements" beginning on page 79 of this joint proxy statement/prospectus. In addition, the NRF Standalone Projections reflect assumptions that are subject to change and do not reflect revised prospects for NRF's business, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the NSAM Standalone Projections were prepared. NRF has not prepared revised Standalone Projections to take into account other variables that have changed since the dates on which the NSAM Standalone Projections were finalized. There can be no assurance that the NRF Standalone Projections will be realized or that NRF's future financial results will not materially vary from the NRF Standalone Projections. NRF has made available its actual results of operations for the fiscal quarter ended September 30, 2016, and stockholders are urged to review carefully NRF's Quarterly Report on Form 10-Q for such period.

                Except to the extent required by law, NRF does not intend to update or otherwise revise the NRF Standalone Projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying such prospective financial information are no longer appropriate.

                The NRF Standalone Projections were based on numerous variables and assumptions, including the following material assumptions: (i) completion of the pending assets sales of the manufactured housing, multifamily, medical office building and healthcare joint venture portfolios; (ii) redeployment of these proceeds throughout the projection period at leverage levels of approximately 30% loan-to-value and investment yields of approximately 9% return on equity; (iii) no future capital raising; (iv) repayment of existing $425 million term loan; (v) real estate securities and private equity fund investment capital returned based on the projected life of each investment; and (vi) full utilization of NRF's $500 million share repurchase program.

                The following is a summary of the NRF Standalone Projections (in millions):

	Years Ending in December 31,
	2016E	2017E	2018E
NOI & Other Revenue(1)(2)	$1,115	$853	$854
EBITDA before Equity-Comp(3)	$920	$657	$657
CAD(4)	$417	$288	$263

(1)
NRF defines Net Operating Income, or NOI, as total property and related revenues, adjusted for: (i) amortization of above/below market rent; (ii) straight line rent; (iii) other items such as adjustments related to joint ventures, cash flow related to community fees and non-recurring bad debt expense; and (iv) less property operating expenses. However, the usefulness of NOI is limited because it excludes general and administrative costs, interest expense, transaction costs, depreciation and amortization expense, realized gains (losses) from the sale of properties and other items under GAAP and capital expenditures and leasing costs necessary to maintain the operating performance of properties, all of which may be significant economic costs. NOI may fail to capture significant trends in these components of GAAP net income (loss) which further limits its usefulness.

NOI should not be considered as an alternative to net income (loss), determined in accordance with GAAP, as an indicator of operating performance. In addition, our methodology for calculating NOI involves subjective judgment and discretion and may differ from the methodologies used by other comparable companies, including other REITs, when calculating the same or similar supplemental financial measures and may not be comparable with these companies.

(2)
NRF defines Other Revenue as net interest income derived from: (i) real estate debt investments; (ii) real estate securities; and (iii) equity in earnings from investments in unconsolidated ventures. NRF recognizes interest income from real estate securities using the effective interest method with any premium or discount amortized or accreted through earnings based on expected cash flow through the expected maturity date of the security. Unconsolidated ownership interest in an entity may be accounted for using the equity method, at fair value or the cost method. NRF elected the fair value option for its investments (directly or indirectly in joint ventures) that own limited partnership interests in real estate private equity funds and certain investments in unconsolidated ventures.

(3)
NRF defines EBITDA before Equity-Comp as NOI and Other Revenue less general and administrative expenses, straight line rent and above/below market lease adjustments. Cash general and administrative expenses include the annual management fee, salaries and related expenses and other general and administrative expenses and exclude equity-based compensation expense.

(4)
NRF defines CAD by subtracting from or adding to net income (loss) attributable to common stockholders, non-controlling interests and the following items: depreciation and amortization items including depreciation and amortization, straight-line rental income or expense (excluding amortization of rent free periods), amortization of above/below market leases, amortization of deferred financing costs, amortization of discount on financings and other and equity-based compensation; cash flow related to N-Star CDO equity interests; accretion of consolidated N-Star CDO bond discounts; non-cash net interest income in consolidated N-Star CDOs; unrealized gain (loss) from the change in fair value; realized gain (loss) on investments and other, excluding accelerated amortization related to sales of CDO bonds or other investments; provision for loan losses, net; impairment on depreciable property; non-recurring bad debt expense; deferred tax benefit (expense); acquisition gains or losses; distributions and adjustments related to joint venture partners; transaction costs; foreign currency gains (losses); impairment on goodwill and other intangible assets; gains (losses) on sales; and one-time events pursuant to changes in GAAP and certain other non-recurring items.

  CAD should not be considered as an alternative to net income (loss) attributable to common stockholders, determined in accordance with GAAP, as an indicator of operating performance. In addition, NRF's methodology for calculating CAD involves subjective judgment and discretion and may differ from the methodologies used by other comparable companies, including other REITs, when calculating the same or similar supplemental financial measures and may not be comparable with these companies.

Financing

                The merger agreement provides that no party will be required to consummate the Mergers if, subject to certain conditions, financing is unavailable and the combined company, upon consummation of the transactions, will not have sufficient unrestricted cash to repay certain specified borrowings and all transaction expenses. For the purpose of repaying such borrowings and all transaction expenses, Colony, through its subsidiary, Colony OP, has entered into a commitment letter, which we refer to as the commitment letter, dated June 2, 2016, with JPMorgan Chase Bank, N.A., Bank of America, N.A., Barclays Bank PLC, Credit Suisse AG, Cayman Islands Branch, Credit Suisse Securities (USA) LLC, Deutsche Bank AG Cayman Islands Branch, Deutsche Bank AG New York Branch, Deutsche Bank Securities Inc., Morgan Stanley Senior Funding, Inc., UBS Securities LLC and UBS AG, Stamford Branch, which we refer to collectively as the committed financing sources. Pursuant to the merger agreement, Colony has agreed to obtain and consummate the financing on or prior to the closing date on the terms and conditions described in the commitment letter.

                If Colony NorthStar is expected to not have sufficient funds available, including cash on hand and the committed financing, to consummate the transactions contemplated by the merger agreement, including repaying the certain specified borrowings and all transaction expenses, the parties have agreed to arrange and procure supplemental financing, as described in more detail in the section entitled "The Merger Agreement—Covenants and Agreements—Financing" beginning on page 300 of this joint proxy statement/prospectus.

Committed Facility

                On June 2, 2016, Colony OP entered into the commitment letter pursuant to which the committed financing sources have agreed to vote any loans and commitments held by them in favor of, and enter into, an amendment, which we refer to as the proposed amendment, to an existing senior secured revolving credit facility, which we refer to as the revolving credit facility, which is established under the amended and restated credit agreement, dated as of March 31, 2016, among Colony OP, the lenders thereto and JPMorgan Chase Bank, N.A., as administrative agent, which we refer to as the existing credit agreement. The proposed amendment, among other things, establishes a new 364-day bridge loan facility, which we refer to individually as the bridge facility and, together with the revolving credit facility in amended form, as the credit facilities, and amends certain other provisions of the existing credit agreement, including the calculation of the borrowing base under the revolving credit facility. The committed financing sources have committed to providing the bridge facility in a maximum principal amount of $400 million (such amount shall be reduced pursuant to certain actions of the Companies, as described in more detail in the section entitled "—Prepayments and Commitment Reductions" beginning on page 209 of this joint proxy statement/prospectus). The committed financing sources have also agreed to promptly market and syndicate the bridge facility.

                The commitment letter is attached as Annex H to this joint proxy statement/prospectus and is incorporated by reference herein. The commitments under the commitment letter will terminate automatically on the earliest of: (i) the date of termination of the merger agreement; (ii) the closing of the transaction without the use of the bridge facility; and (iii) March 17, 2017, which is the outside date under the merger agreement.

                The following is a summary description of certain terms of the bridge facility and the amendments to the revolving credit facility. Certain terms of the definitive documentation for the credit facilities may vary from those described below based on final negotiations with the lenders.

Guarantees; Security

                The credit facilities will be guaranteed by all of Colony OP's existing and future direct and indirect domestic wholly owned subsidiaries, other than certain excluded subsidiaries. The credit facilities will be secured by first-priority pledges of all of the equity interests in each of Colony OP's and the guarantors' existing and future domestic subsidiaries (but limited to 66% of the voting equity interests of their controlled foreign company subsidiaries), subject to certain other customary exclusions, and first priority security interests in all collateral accounts and distribution accounts and the assets held therein, all security entitlements in any of the foregoing and all proceeds of the foregoing, in each case subject to customary exclusions.

Availability and Maturity

                The borrowings under the bridge facility will be made in a single drawing by Colony OP on the closing date, subject to the satisfaction or waiver of certain conditions and availability of the funding. Any undrawn commitments under the bridge facility will automatically be terminated on the closing date. The borrowings under the bridge facility will mature 364 days after the closing date.

                The borrowings under the revolving credit facility will be available on a revolving basis from the closing date until March 31, 2020, on which date such loans will mature. Colony OP will have two options to extend the term for an additional six months each, subject to certain conditions substantially the same as in the existing credit agreement.

Prepayments and Commitment Reductions

                Colony OP is required to make mandatory prepayments in the amount that the total outstanding borrowings under the revolving credit facility exceed the total commitments under the revolving credit facility or the amount that the total outstanding borrowings under the credit facilities exceed the maximum permitted amount (subject to certain adjustments), as calculated substantially the same as in the existing credit agreement. Colony OP is permitted to make optional prepayments of borrowings under the credit facilities at any time, without premium or penalty.

                From the date of the commitment letter to the closing, the aggregate commitments under the bridge facility will be reduced by the net cash proceeds of: (i) certain designated assets sales; (ii) corporate-level recourse indebtedness incurred under new commitments; or (iii) issuance of equity by any of the Companies, or after the closing, by Colony NorthStar. After the closing, the borrowings under the bridge facility must be prepaid by such amounts.

Interest

                Borrowings under the credit facilities will bear interest, at Colony OP's option, at an annual rate equal to either a specified "base rate" plus a margin or the eurodollar rate plus a margin. With respect to the bridge facility, such margins will increase by 25 basis points on the date that is 90 days after the closing date and every 90 days thereafter.

Covenants

                The credit facilities will contain customary affirmative and negative covenants for facilities of their type, which will be substantially the same as in the existing credit agreement. The negative covenants are expected to be subject to customary exceptions, qualifications and baskets.

                The credit facilities are also expected to have financial maintenance covenants establishing a maximum consolidated leverage ratio, a minimum consolidated fixed charge coverage ratio, a minimum consolidated interest coverage ratio, a minimum consolidated tangible net worth and that the total borrowings under the credit facilities shall not at any time exceed the maximum permitted amount.

Events of Default

                The credit facilities will have events of default customary for facilities of their type, which will be substantially the same as in the existing credit agreement, including: nonpayment of principal, interest, fees and other amounts; inaccuracy of representations and warranties in any material respect; violation of covenants; cross-default and cross-acceleration to material indebtedness; bankruptcy and insolvency events; material judgments; ERISA events; collateral matters; certain regulatory matters; and certain "change of control" transactions; subject, where appropriate, to threshold, notice and grace period provisions.

                The parties have agreed to amend the covenants and events of default under the existing credit agreement to permit the consummation of the transactions contemplated by the merger agreement.

Conditions to the Committed Financing

                The availability of the bridge facility and any revolving loan made on the closing date to finance the transactions contemplated by the merger agreement are subject to the satisfaction or waiver of certain conditions, including the following:

  •
  receipt by the administrative agent of an executed amendment to the existing credit agreement on terms consistent with the commitment letter or as otherwise agreed, along with customary closing certificates and opinions of counsel and payment of fees in connection with such amendment;

  •
  consummation of the Mergers pursuant to the merger agreement, substantially concurrently with the funding of the bridge facility, and there having been no amendment, modification or waiver to the merger agreement, or consent granted by Colony OP or its affiliates thereunder, materially adverse to the interests of the committed financing sources;

  •
  certain specified representations and warranties described in the commitment letter and the merger agreement being true and correct in all material respects;

  •
  no material adverse effects with respect to NSAM or NRF having occurred since the date of the merger agreement;

  •
  payment of all fees and expenses due under the commitment letter and related documentation shall have been paid;

  •
  customary closing documentation and collateral requirements;

  •
  the financial institutions serving as lead arrangers in connection with the bridge facility shall have received one or more customary confidential information memoranda and other customary marketing material used for the syndication of the bridge facility and shall have been afforded a period of time to syndicate the bridge facility, which shall be 20 consecutive business days (or such lesser period as the lead arrangers shall agree in their sole discretion) from the date of delivery of the confidential information memorandum to the lenders; and

  •
  the delivery of certain historical financial information for Colony OP, NSAM and NRF and their respective subsidiaries and pro forma financial information for Colony OP and its subsidiaries.

Interests of NSAM's Directors and Executive Officers in the Mergers

                In considering the recommendation of the NSAM special committee and the NSAM board with respect to the proposed Mergers, you should be aware that directors and executive officers of NSAM may have certain interests in the Mergers that may be different from, or in addition to, the interests of NSAM's stockholders generally. The NSAM special committee and the NSAM board were aware of and considered these interests, among other matters, in evaluating and, in the case of the NSAM special committee, negotiating the merger agreement and Mergers and in recommending that the merger agreement be adopted by the stockholders of NSAM. These interests are described below.

The NSAM Executive Officers Forego All Cash Severance and 2017 Post-Merger Compensation and Receive Replacement Equity Awards with Significantly Reduced Value

                Concurrently with the signing of the merger agreement each of the NSAM executive officers (Messrs. Hamamoto, Tylis, Gilbert and Lieberman and Ms. Hess) entered into a letter agreement with NSAM and NRF. Pursuant to these letter agreements, as subsequently amended, which we refer to, collectively, as the letter agreements, among other things, the NSAM executive officers will:

  •
  forego all of the cash severance that the NSAM executive officers would have been entitled to receive if they voluntarily terminated their employment following the Mergers;

  •
  receive unvested Colony NorthStar restricted stock unit or restricted stock awards, which we refer to, collectively, as the replacement equity awards, with a maximum aggregate value that is approximately $52 million less than the estimated cash severance that the NSAM executive officers would have been entitled to receive if they voluntarily terminated their employment following the Mergers, with Messrs. Hamamoto, Tylis and Gilbert bearing the full amount of this reduction;

  •
  have the number of shares of Colony NorthStar common stock subject to the replacement equity awards calculated based on a per share price equal to the greater of $15.00 or the volume weighted average price of a share of Colony NorthStar common stock over the first five trading days immediately following the closing of the Mergers, which would result in an approximately $22 million reduction in the value of these replacement equity awards based on an assumed price per share of Colony NorthStar common stock equal to $12.23 per share, which was the average closing price of NSAM common stock over the first five trading days following June 3, 2016;

  •
  provide services to Colony NorthStar during the full year of 2017 following the Mergers for no additional compensation other than a nominal annual base salary equal to $1.00; and

  •
  David T. Hamamoto will submit his resignation as a director of Colony NorthStar in the event that his equity interest in Colony NorthStar falls below 50% of his equity interest as of the closing of the Mergers.

                The replacement equity award granted to each of the NSAM executive officers will be subject to vesting based on continued employment with Colony NorthStar through the first anniversary of the closing of the Mergers (with accelerated vesting upon certain terminations of employment prior to that date). In addition, for Messrs. Hamamoto and Gilbert, an additional one-year post-vesting holding requirement will apply with respect to all of the shares that vest other than those retained by Colony NorthStar to satisfy tax liabilities resulting from such vesting, provided that such holding period will lapse upon certain terminations of employment prior to the end of the holding period.

                Each of the NSAM executive officers is a party to an existing employment agreement with NSAM or one of its subsidiaries. In the absence of the letter agreements, pursuant to the terms of these employment agreements, upon the closing of the Mergers, each of the NSAM executive officers would have grounds to terminate his or her employment for "good reason" (as such term is defined in each employment agreement) and receive the following payments and benefits:

  •
  cash severance in an amount equal to 3.0 times in the case of Mr. Hamamoto, 2.5 times in the case of Mr. Tylis, 2.0 times in the case of Mr. Gilbert and 1.5 times in the case of Ms. Hess or Mr. Lieberman the sum of his or her: (i) base salary at the rate in effect on the date of termination; and (ii) average annual bonuses (including annual cash bonuses and annual bonuses paid in stock of NSAM or other securities of NSAM, NRF or any other entity managed by NSAM) earned for the three years (or such fewer number of years from and after 2014) that ended prior to the date of termination;

  •
  a pro-rated bonus for the year of termination based on his or her target annual cash bonus in the year of termination (or annual bonus for the prior year if a target has not been determined); and

  •
  continuation of health benefits until the earlier of the one-year anniversary of the date of termination and the date on which he or she receives similar health benefits from another person.

                Pursuant to the letter agreements, each of the NSAM executive officers agreed not to receive these payments or benefits in connection with the Mergers and agreed to amend his or her existing employment agreement to remove all of these provisions and all other provisions of these agreements that would have provided for any payments or benefit upon a termination of employment or change of control following the closing of the Mergers. As a result, none of the NSAM executive officers will be entitled to receive any cash severance from Colony NorthStar in the event of a termination of employment following the closing of the Mergers (other than nominal severance equal to one week of base salary). Colony NorthStar may seek to enter into new employment agreements with one or more of the NSAM executive officers following the closing of the Mergers, but it will be under no obligation to do so.

                The letter agreements provide for the replacement equity awards to be issued to the NSAM executive officers by Colony NorthStar as soon as practicable following the closing of the Mergers. As noted above, the maximum aggregate value of the replacement equity awards is approximately $52 million less than the estimated cash severance that the NSAM executive officers would have been entitled to receive under their employment agreements if they voluntarily terminated their employment following the Mergers and the actual aggregate value of the replacement equity awards may be reduced further because the NSAM executive officers have agreed to have the number of shares subject to such awards attributed a minimum value of $15.00 per share. Pursuant to the terms of the letter agreements, the maximum value of each of the NSAM executive officer's replacement equity award will be as follows: Mr. Hamamoto - $52,595,810; Mr. Tylis - $29,930,569; Mr. Gilbert - $23,082,043; Ms. Hess -$8,622,725 and Mr. Lieberman - $5,416,813. The number of shares of Colony NorthStar common stock subject to the replacement equity award granted to each of the NSAM executive officers will be equal to the foregoing respective amounts, divided by the volume weighted average price of a share of Colony NorthStar common stock over the first five trading days immediately following the closing of the Mergers; provided that the number of shares of Colony NorthStar common stock subject to the replacement equity award granted to each of the NSAM executive officers will be reduced to the extent that such volume weighted average price is less than $15.00 per share. In such event, the number of shares of Colony NorthStar common stock subject to the replacement equity award will equal the foregoing respective amounts divided by $15.00. If the price of Colony NorthStar common stock equals $12.23 per share following the closing of the Mergers, which was the average closing price of NSAM common stock over the first five trading days following June 3, 2016, the actual aggregate value of the replacement equity awards received by the NSAM executive officers would be reduced by an additional approximately $22 million due to the impact of this $15.00 per share floor price. Each of the NSAM executive officers will have the right to elect whether to receive restricted stock units or shares of restricted stock for such NSAM executive officer's replacement equity award. Dividends or dividend equivalents will be paid currently with respect to the replacement equity awards.

                The letter agreements provide that Mr. Hamamoto will serve as the Executive Vice Chairman of Colony NorthStar; Mr. Gilbert will oversee the retail platform of Colony NorthStar; and Messrs. Tylis and Lieberman and Ms. Hess will each provide transition services on behalf of Colony NorthStar relating to their current roles at NSAM. As noted above, the letter agreements with each of the NSAM executive officers provide for an annual base salary for 2017 of $1.00 and confirm that each of the NSAM executive officers has waived all rights to a bonus for 2017.

                The effectiveness of the letter agreements is contingent on the closing of the Mergers.

Vesting/Forfeiture of Performance-Based Equity Awards — Messrs. Hamamoto, Tylis and Gilbert Agree to Forfeit Majority of Shares Projected to be Earned

                Historically, each of the NSAM executive officers has received performance-based equity awards from NSAM, NRF and NRE that were subject to vesting based on total stockholder return of the stockholders of NSAM, NRF and/or NRE over specified performance periods. Additionally, as part of the NSAM executive officer compensation program for 2016, each of the NSAM executive officers is also entitled to receive similar performance-based equity awards for 2016. As described in more detail below, the number of shares of NSAM common stock and NRF common stock to be subject to these performance-based equity awards for 2016 was fixed pursuant to the letter agreements. The following tables set forth the maximum number of shares of NSAM common stock, NRF common stock and NRE common stock that could be earned pursuant to performance-based equity awards previously granted to each of the NSAM executive officers (or to be granted for 2016), other than those with a performance period that is scheduled to end prior to the closing of the Mergers in 2017 and the performance grants made by NRE in connection with the NRE spin-off, which will be unaffected by the Mergers:

    Previously Granted/2016 Performance-Based Equity Awards

	NSAM Performance-Based Equity Awards
Name	Absolute TSR Spin-Off	Relative TSR Spin-Off	2014 LT Bonus	2015 LT Bonus	2016 LT Bonus*	Total
David T. Hamamoto	700,934	876,167	182,242	377,448	345,283	2,482,074
Albert Tylis	467,289	584,111	121,495	251,632	242,136	1,666,663
Daniel R. Gilbert	467,289	584,111	121,495	251,632	221,981	1,646,508
Debra A. Hess	140,187	175,233	33,411	70,086	61,834	480,751
Ronald J. Lieberman	93,458	116,822	16,199	46,159	40,766	313,404

	NRF Performance-Based Equity Awards
Name	2014 LT Bonus	2015 LT Bonus	2016 LT Bonus*	Total
David T. Hamamoto	112,237	220,823	241,766	574,826
Albert Tylis	74,824	147,215	169,543	391,582
Daniel R. Gilbert	74,824	147,215	155,430	377,469
Debra A. Hess	20,577	41,003	43,296	104,876
Ronald J. Lieberman	9,976	27,005	28,545	65,526

	NRE Performance-Based Equity Awards
Name	2014 LT Bonus	2015 LT Bonus	EST. 2016 LT Bonus**	Total
David T. Hamamoto	37,412	73,608	96,865	207,885
Albert Tylis	24,941	49,072	67,929	141,942
Daniel R. Gilbert	24,941	49,072	62,274	136,287
Debra A. Hess	6,859	13,668	17,347	37,874
Ronald J. Lieberman	3,325	9,002	11,437	23,764

*
Refer to "—2016 Bonus Pool Amounts Fixed for the NSAM Executive Officers; Reflect Significant Reductions from 2015" beginning on page 216 of this joint proxy statement/prospectus.

**
Estimated

                Pursuant to the terms of these awards, upon the closing of the Mergers, each of the NSAM executive officers would have vested in a pro rata percentage of each of these awards based on the greater of: (i) the percentage of the performance period that had elapsed; or (ii) the percentage of such award that would have been earned at the end of the four-year performance period applicable to such award, based on the value of the consideration received for the NSAM and NRF common stock in the Mergers and the 20-day trailing average closing price of the NRE common stock through the date of the closing of the Mergers, as applicable. Any portion of these awards that did not vest would have been forfeited.

                Notwithstanding the accelerated vesting conditions described in the immediately preceding paragraph, pursuant to the letter agreements, each of the NSAM executive officers agreed to fix the number of shares that would be earned upon the closing of the Mergers pursuant to these awards based on pre-signing stock prices and an assumed closing date in January 2017. These amounts were fixed in order to assist with the establishment of the exchange ratios in the merger agreement. In addition, Messrs. Hamamoto, Tylis and Gilbert each agreed to forfeit a majority of these performance-based equity awards that each was projected to earn upon the closing of the Mergers based on information available prior to the signing of the merger agreement. The following table illustrates the number of shares that could have been earned pursuant to these performance-based equity awards that each of the NSAM executive officers (i) will forfeit (including shares that Messrs. Hamamoto, Tylis and Gilbert were projected to earn but voluntarily agreed to forfeit and shares that the NSAM executive officers were not projected to earn) and (ii) will earn upon the closing of the Mergers:

	NSAM 60% Forfeited		NRF 75% Forfeited		NRE 76% Forfeited

Name	Forfeited	Earned	Forfeited	Earned	Forfeited	Earned
David T. Hamamoto	(1,606,720)	875,354	(446,869)	127,957	(163,148)	44,737
Albert Tylis	(1,081,567)	585,096	(305,208)	86,374	(111,691)	30,251
Daniel R. Gilbert	(1,063,989)	582,519	(292,898)	84,571	(106,758)	29,529
Debra A. Hess	(130,422)	350,329	(57,004)	47,872	(21,155)	16,719
Ronald J. Lieberman	(84,879)	228,525	(36,710)	28,816	(13,656)	10,108

Total	(3,967,577)	2,621,823	(1,138,689)	375,590	(416,408)	131,344

                As illustrated above, the NSAM executive officers, in the aggregate, will be forfeiting a substantial majority of their outstanding performance-based equity awards, including, for Messrs. Hamamoto, Tylis and Gilbert, a majority of the performance-based equity awards that each was projected to earn upon the closing of the Mergers. In the absence of the Mergers, these awards would have been earned based on the achievement of the applicable total stockholder return thresholds through the end of the applicable performance periods and, accordingly, the NSAM executive officers may have earned a greater or lesser number of shares pursuant to these performance-based equity awards. Pursuant to the terms of these performance-based equity awards, with respect to the shares that are earned, the NSAM executive officers will be entitled to receive the cash distributions that would have been paid with respect to such shares if they had been issued at the beginning of the applicable performance period (or, with respect to the awards granted in connection with the NSAM spin-off and 2014 long-term bonus awards, December 15, 2014 and January 1, 2015, respectively).

Acceleration of Time-Based Equity Awards

                All of the unvested NSAM, NRF and NRE equity awards that were granted to NSAM's directors and executive officers prior to the signing of the merger agreement or are to be granted to the NSAM executive officers for 2016 pursuant to the NSAM Executive Incentive Bonus Plan, that are scheduled to vest based solely on continued service or employment will be, in accordance with their terms, 100% vested upon the closing of the Mergers. The following table sets forth the number of shares, LTIP units and common units subject to these equity awards that are held by or to be granted to the NSAM executive officers that will become fully vested upon the closing of the Mergers and the aggregate percentage of these awards that were scheduled to vest during 2017 (i.e., the period during which the NSAM executive officers agreed to remain employed by Colony NorthStar following the Mergers):

    Previously Granted/2016 Time-Based Equity Awards

Name	NSAM* 68% Vesting 2017	NRF* 54% Vesting 2017	NRE** 42% Vesting 2017
David T. Hamamoto	857,037	385,605	294,738
Albert Tylis	577,332	261,253	218,600
Daniel R. Gilbert	567,255	254,197	186,739
Debra A. Hess	159,327	69,767	56,972
Ronald J. Lieberman	101,753	43,803	41,369

*
Refer to "—2016 Bonus Pool Amounts Fixed for the NSAM Executive Officers; Reflect Significant Reductions from 2015" beginning on page 216 of this joint proxy statement/prospectus.

**
Includes estimated unvested number of shares to be granted for 2016.

                The following table sets forth the number of shares or LTIP units subject to NSAM, NRF and NRE time-based equity awards held by NSAM's non-employee directors (including NSAM non-employee directors that are also non-employee directors of NRF) that will become fully vested pursuant to the Mergers:

Name	NSAM	NRF	NRE
Stephen E. Cummings	2,084	–	–
Judith A. Hannaway	2,084	–	11,686
Oscar Junquera	2,084	–	11,686
Justin Metz	2,084	–	–
Wesley D. Minami	2,084	–	11,686
Louis J. Paglia	2,084	–	–

2016 Bonus Pool Amounts Fixed for the NSAM Executive Officers; Reflect Significant Reductions from 2015

                Pursuant to the letter agreements, each of the NSAM executive officers agreed to fix the number of shares of NSAM common stock and NRF common stock that will be eligible to be granted as long-term bonus and the size of the annual cash bonus pool for 2016 under the NSAM Executive Incentive Bonus Plan. These amounts were fixed in order to assist with the establishment of the exchange ratios in the merger agreement and were determined based on mutually agreed upon projections relating to 2016 performance and closing stock prices from May 27, 2016, as opposed to being determined based on a specified percentage of NSAM's actual revenues, as adjusted for certain items, for full-year 2016 and trailing average stock prices at December 31, 2016 pursuant to previously granted bonus award notices for 2016, which amounts could have been higher or lower than these agreed upon amounts. Consistent with the intended structure of NSAM's 2016 executive compensation program, these amounts reflect significant reductions from 2015. The percentages of NSAM's revenues, as adjusted for certain items, that were to constitute the long-term bonus pool and cash bonus pool for 2016 were 55% and 46% less than the percentages used to determine the sizes of these pools for 2015. The fixed amounts represent a 41% reduction in the absolute size of the long-term bonus pool and a 30% reduction in the absolute size of the cash bonus pool, which, as anticipated, reflect significant reductions even after taking into account projected increases in NSAM's revenues.

                The table below sets forth the number of shares of NSAM common stock and NRF common stock each of the NSAM executive officers will be eligible to be granted for 2016. The time-based equity awards will be granted subject to the achievement of certain minimum performance hurdles and the unvested portion will fully vest upon the closing of the Mergers.

	2016 Time-Based Equity Awards (NSAM/NRF)
	NSAM			NRF
Name	Vested Pre- Mergers	Vesting Upon Mergers	Total	Vested Pre- Mergers	Vesting Upon Mergers	Total
David T. Hamamoto	57,547	172,642	230,189	40,294	120,884	161,178
Albert Tylis	40,356	121,068	161,424	28,257	84,772	113,029
Daniel R. Gilbert	36,996	110,991	147,987	25,905	77,715	103,620
Debra A. Hess	10,305	30,917	41,222	7,216	21,648	28,864
Ronald J. Lieberman	6,794	20,384	27,178	4,757	14,273	19,030

                As noted above, an agreed upon percentage of the performance-based equity awards granted for 2016 will vest upon the closing of the Mergers, which is less than the percentage that would have vested in accordance with the terms of these performance-based equity awards based on current projections and the remainder will be forfeited as set forth below.

	2016 Performance-Based Equity Awards (NSAM/NRF)
	NSAM			NRF
Name	Granted	Forfeited	Vested	Granted	Forfeited	Vested
David T. Hamamoto	345,283	(301,145)	44,138	241,766	(210,879)	30,887
Albert Tylis	242,136	(211,183)	30,953	169,543	(147,883)	21,660
Daniel R. Gilbert	221,981	(193,605)	28,376	155,430	(135,573)	19,857
Debra A. Hess	61,834	(45,708)	16,126	43,296	(32,009)	11,287
Ronald J. Lieberman	40,766	(30,134)	10,632	28,545	(21,104)	7,441

                Pursuant to the letter agreements, the annual cash bonus pool for 2016 under the NSAM Executive Incentive Bonus Plan was fixed at $30,292,804, which is 30% less than the annual cash bonus pool for 2015. In addition, NSAM agreed that it would not utilize its negative discretion to reduce the size of the awards granted to Ms. Hess and Mr. Lieberman. NSAM had previously reserved the right to reduce their awards by up to 20% in the aggregate.

Modification of Non-Competition Covenant for the NSAM Executive Officers

                Each of the NSAM executive officers also agreed to modify the terms of the existing non-competition covenant contained within his or her existing employment agreement with NSAM or one of its subsidiaries. Pursuant to the existing employment agreements, each of the NSAM executive officers generally agreed not to engage, directly or indirectly, within the United States in any business that competes directly with the principal businesses conducted by NSAM as of the date of his or her termination of employment. This non-competition covenant applied while each of the NSAM executive officers was employed and for a period of one year after his or her termination, unless the termination was by NSAM without "cause," by the NSAM executive officers with "good reason" (provided that a change of control did not occur prior to the termination) or upon expiration of the term due to NSAM's non-renewal. Pursuant to the letter agreements, each of the NSAM executive officers agreed that the non-competition covenant would apply in the event of any termination of employment. For Messrs. Hamamoto, Tylis and Gilbert, the non-competition covenant will apply for 12 months after termination or, if the termination is by Colony NorthStar without "cause" or the NSAM executive officer with "good reason," for 12 months after the closing of the Mergers. For Ms. Hess and Mr. Lieberman, the non-competition covenant will apply for 12 months after the closing of the Mergers in all circumstances.

Other Interests

                The letter agreements provide for the reimbursement of the reasonable costs and expenses of the NSAM executive officers relating to the preparation, negotiation and execution of the letter agreements and related arrangements and agreements, with the aggregate amount of such costs and expenses for all of the NSAM executive officers not to exceed $150,000.

                In addition, as of the closing of the Mergers, the Colony NorthStar board will consist of 10 members, of whom five will be designated by NSAM and NRF and five will be designated by Colony. Eight of the 10 members will be independent under applicable NYSE Rules. As of November 14, 2016, David T. Hamamoto is the only current NSAM director who has been identified as a member of the Colony NorthStar board following the closing of the Mergers, although NSAM and NRF intend to designate two existing independent directors of NSAM or NRF to be directors of Colony NorthStar.

Indemnification and Insurance

                Pursuant to the terms of the merger agreement, NSAM's directors and executive officers will be entitled to certain ongoing indemnification and coverage under directors' and officers' liability insurance policies. Refer to the section entitled "The Merger Agreement—Covenants and Agreements—Directors' and Officers' Insurance and Indemnification" beginning on page 298 of this joint proxy statement/prospectus for a description of such ongoing indemnification and coverage obligations.

Interests of Colony's Directors and Executive Officers in the Mergers

                In considering the recommendation of the Colony board with respect to the proposed Mergers, you should be aware that directors and executive officers of Colony may have certain interests in the Mergers that may be different from, or in addition to, the interests of Colony's stockholders generally. The Colony board was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and Mergers, and in recommending that the merger agreement be adopted by the stockholders of Colony. These interests are described below. The arrangements described below are not new or amended arrangements being put in place for Colony's directors and executive officers, but consistent with the compensation arrangements previously approved by the Colony board and disclosed to the Colony stockholders.

Acceleration of Restricted Stock Awards Held by Non-Employee Directors

                Unvested restricted stock awards that have been granted or may be granted to Colony's non-employee directors under Colony's 2009 Non-Executive Director Stock Plan in accordance with the non-executive compensation policy will vest by their terms on a "single-trigger" basis upon the closing of the Mergers. The following table sets forth the number of shares of Colony common stock subject to the restricted stock awards held by Colony's non-employee directors that will vest upon the closing of the Mergers assuming a closing date for the Mergers of January 4, 2017:

Previously Granted Time-Based Equity Awards
Name	Number of Shares(1)
Nancy A. Curtin	7,581
George G. C. Parker	7,581
John A. Somers	7,581
John L. Steffens	7,581

(1)
Represents the number of the restricted shares of Colony class A common stock based on outstanding grants as of July 26, 2016.

Acceleration of Restricted Stock Awards Held by Colony Executive Officers upon Certain Qualifying Terminations of Employment Following the Mergers

                Unvested restricted stock awards that have been granted or may be granted in the normal course of business to the Colony executive officers under Colony's 2014 Equity Incentive Plan will not vest on a "single-trigger" basis upon the closing of the Mergers, but will vest pursuant to the restricted stock agreement upon an "involuntary termination" within the twelve-month period following the closing of the Mergers.

                Under the restricted stock agreement, "involuntary termination" occurs when the executive officer's employment is terminated by reason of (i) involuntary dismissal by the employer other than for "cause"; or (ii) the executive's voluntary resignation for "good reason," as such term is defined in any applicable employment or severance agreement, or if none exists, the executive's voluntary resignation following (x) a substantial adverse alternation in the executive's title or responsibilities from those in effect immediately prior to the Mergers; (y) a reduction in the executive's annual base salary as of immediately prior to the Mergers (or as may be increased from time to time) or a material reduction in the executive's annual target bonus opportunity as of immediately prior to the Mergers; or (z) the relocation of the executive's principal place of employment to a location more than 35 miles from the executive's principal place of employment as of the Mergers or being required to be based anywhere other than such principal place of employment, except for required travel to an extent substantially consistent with the executive's business travel obligations as of immediately prior to the Mergers.

                The following table sets forth the number of shares of Colony common stock subject to the restricted stock awards held by the Colony executive officers that will vest pursuant to the restricted stock agreement upon an "involuntary termination" within the twelve-month period following the closing of the Mergers:

Previously Granted Time-Based Equity Awards
Name	Number of Shares(1)
Thomas J. Barrack, Jr.(2)	138,572
Richard B. Saltzman(2)	107,206
Mark M. Hedstrom	39,553
Ronald M. Sanders(2)	28,730
Darren J. Tangen(2)	42,128
Kevin P. Traenkle(2)	43,942
Jonathan H. Grunzweig	40,030
Neale W. Redington	16,067

(1)
Represents the number of the restricted shares of Colony class A common stock based on outstanding grants as of July 26, 2016.

(2)
Irrespective of the Mergers, Messrs. Barrack, Saltzman, Sanders, Tangen and Traenkle are entitled to vesting of all unvested Colony equity awards upon termination of their employment without "cause" or for "good reason" pursuant to their existing employment agreements.

Other Interests

                Each of Messrs. Barrack, Saltzman, Sanders, Tangen and Traenkle is a party to an existing employment agreement with Colony or one of its subsidiaries that provides for general severance benefits, including cash payments and certain other benefits, including full vesting of equity awards, if his employment is terminated by the employer without "cause" or by the executive for "good reason" (as each such term is defined in the respective employment agreement). These general severance benefits are provided without regard to the occurrence of a change of control of Colony, and no Colony executive officer is entitled to receive any special enhanced severance payments or benefits under the employment agreements upon a termination in connection with or following the Mergers. For a description of the severance provisions under the existing employment agreements with the Colony named executive officers, refer to the section entitled "Compensation Discussion & Analysis—Employment Agreements" of Colony's Definitive Proxy Statement on Schedule 14A filed with the SEC on March 31, 2016.

                The Colony executive officers may receive additional time-based equity awards for 2016 prior to the closing of the Mergers that are not reflected in the table above, which award amounts have not yet been determined.

                In addition, as of the closing of the Mergers, the Colony NorthStar board will consist of 10 members, of whom five will be designated by NSAM and NRF and five will be designated by

Colony. Eight of the 10 members will be independent under applicable NYSE Rules. As of November 14, 2016, Thomas J. Barrack, Jr., Nancy A. Curtin, George G. C. Parker, John A. Somers and John L. Steffens are the current Colony directors who are expected to be designated as members of the Colony NorthStar board following the closing of the Mergers.

Indemnification and Insurance

                Pursuant to the terms of the merger agreement, Colony's directors and officers will be entitled to certain ongoing indemnification and coverage under directors' and officers' liability insurance policies. Refer to the section entitled "The Merger Agreement—Covenants and Agreements—Directors' and Officers' Insurance and Indemnification" beginning on page 298 of this joint proxy statement/prospectus for a description of such ongoing indemnification and coverage obligations.

Information for Advisory Vote on Merger-Related Compensation for the Colony Named Executive Officers

                The information set forth below is intended to comply with Item 402(t) of Regulation S-K, which requires disclosure of information about certain compensation for each of the Colony named executive officers, that is based on or otherwise relates to the transactions contemplated under the merger agreement. Please note that the amounts indicated below are estimates based on the material assumptions described in the notes to the table below, which may or may not actually occur. Some of these assumptions are based on information currently available and, as a result, the actual amounts, if any, that may become payable to the Colony executive officers may differ in material respects from the amounts set forth below. Furthermore, for purposes of calculating such amounts, we have assumed a closing date for the Mergers of January 4, 2017 and a termination of each executive officer's employment on January 4, 2017 immediately following the closing of the Mergers.

Golden Parachute Compensation
Name	Equity(1)(2)	Total
Thomas J. Barrack, Jr.(3)	$2,423,624.28	$2,423,624.28
Richard B. Saltzman(3)	1,875,032.94	1,875,032.94
Darren J. Tangen(3)	736,818.72	736,818.72
Kevin P. Traenkle(3)	768,545.58	768,545.58
Mark M. Hedstrom	691,781.97	691,781.97

(1)
Assumes a price per share of Colony class A common stock of $17.49, which equals the average closing price over the first five trading days following June 3, 2016.

(2)
Represents the aggregate value of all restricted stock awards held by each of the Colony named executive officers that would accelerate on a "double-trigger" basis in connection with an "involuntary termination" within twelve months following the closing of the Mergers.

(3)
Irrespective of the Mergers, Messrs. Barrack, Saltzman, Tangen and Traenkle are entitled to vesting of all unvested Colony equity awards upon termination of their employment without "cause" or for "good reason" pursuant to their existing employment agreements.

Interests of NRF's Directors and Executive Officers in the Mergers

                In considering the recommendation of the NRF special committee and the NRF board with respect to the proposed Mergers, you should be aware that directors and executive officers of NRF may have certain interests in the Mergers that may be different from, or in addition to, the interests of NRF's stockholders generally. The NRF special committee and the NRF board were aware of and considered these interests, among other matters, in evaluating and, in the case of the NRF special committee, negotiating the merger agreement and Mergers, and in recommending that the merger agreement be adopted by the stockholders of NRF. For information with respect to the interests of Messrs. Hamamoto, Tylis, Gilbert and Lieberman and Ms. Hess, refer to the information included above in the section entitled "The Mergers—Interests of NSAM's Directors and Executive Officers in the Mergers." The interests of the additional NRF executive officer (Jonathan A. Langer) and the NRF directors are described below.

Employment Agreement with Mr. Langer

                Jonathan A. Langer, Chief Executive Officer of NRF, is party to an existing employment agreement with NSAM pursuant to which Mr. Langer provides services to NSAM and NRF and will be entitled to receive the following payments and benefits if his employment is terminated by Colony NorthStar without "cause" or by Mr. Langer for "good reason" within 12 months after the closing of the Mergers:

  •
  cash severance in an amount equal to 1.5 times (which amount is 0.5 times greater than the amount payable in connection with a termination that does not occur in connection with a change of control) the sum of his: (i) base salary at the rate in effect on the date of termination; (ii) average annual bonuses (including annual cash bonuses and annual bonuses paid in stock of NSAM or other securities of NSAM, NRF or any other entity managed by NSAM) earned for the three years (or such fewer number of years from and after 2015) that ended prior to the date of termination (with Mr. Langer's annual cash bonus annualized for purposes of such calculation); and (iii) if the equity award that Mr. Langer received upon entering into the employment agreement (which will fully vest upon the closing of the Mergers) has not fully vested as of the date of termination, an amount equal to $1,000,000;

  •
  a pro-rated bonus for the year of termination based on Mr. Langer's target annual cash bonus in the year of termination (or annual bonus for the prior year if a target has not been determined for such year);

  •
  continuation of health benefits until the earlier of the one-year anniversary of the date of termination and the date on which Mr. Langer receives similar health benefits from another person; and

  •
  full vesting of all equity awards granted by NSAM or any affiliate of NSAM, except to the extent otherwise provided in a particular equity award.

                As a result, to the extent Mr. Langer's employment is terminated by Colony NorthStar without "cause" or by Mr. Langer for "good reason" within 12 months following the closing of the Mergers, Mr. Langer will be entitled to receive these payments or benefits. Under the employment agreement, "good reason" will exist if, among other things, Mr. Langer is assigned duties inconsistent with his title, position, status, reporting relationships, authority, duties or responsibilities as contemplated by his employment agreement (including, without limitation, if Mr. Langer is not an Executive Vice President of Colony NorthStar) or any other action by Colony NorthStar which results in a diminution in Mr. Langer's title, position, status, reporting relationships, authority, duties or responsibilities, other than insubstantial or inadvertent actions not taken in bad faith which are remedied promptly after receipt of notice thereof given by Mr. Langer.

Acceleration of Time-Based Equity Awards

                All of the unvested NSAM, NRF and NRE equity awards that were granted to NRF's directors and executive officers prior to the signing of the merger agreement that are scheduled to vest based solely on continued employment or service will be, in accordance with their terms, 100% vested upon the closing of the Mergers. The following sets forth the number of shares, LTIP units and common units subject to these equity awards held by NRF's non-management directors (including NRF non-management directors who are also non-employee directors of NSAM) and Mr. Langer that will become fully vested upon the closing of the Mergers:

    Previously Granted Time-Based Equity Awards

Name	NSAM	NRF	NRE
Judith A. Hannaway	2,084	–	11,686
Wesley D. Minami	2,084	–	11,686
Louis J. Paglia	2,084	–	–
Gregory Z. Rush	–	10,995	–
Charles W. Schoenherr	–	2,380	11,686
Jonathan A. Langer	102,592	69,242	15,625

                For information regarding time-based equity awards held by Messrs. Hamamoto, Tylis, Gilbert and Lieberman and Ms. Hess, refer to the information included above in the section entitled "The Mergers—Interests of NSAM's Directors and Executive Officers in the Mergers—Acceleration of Time-Based Equity Awards."

Other Interests

                In addition, as of the closing of the Mergers, the Colony NorthStar board will consist of 10 members, of whom five will be designated by NSAM and NRF and five will be designated by Colony. Eight of the 10 members will be independent under applicable NYSE Rules. As of November 14, 2016, David T. Hamamoto is the only current NRF director who has been identified as a member of the Colony NorthStar board of directors following the closing of the Mergers, although NSAM and NRF intend to designate two existing independent directors of NSAM or NRF to be directors of Colony NorthStar. Mr. Langer may also receive additional time-based equity awards for 2016 prior to the closing of the Mergers that are not reflected in the table above, which award amounts have not yet been determined.

Indemnification and Insurance

                Pursuant to the terms of the merger agreement, NRF's directors and executive officers will be entitled to certain ongoing indemnification and coverage under directors' and officers' liability insurance policies. Refer to the section entitled "The Merger Agreement—Covenants and Agreements—Directors' and Officers' Insurance and Indemnification" beginning on page 298 of this joint proxy statement/prospectus for a description of such ongoing indemnification and coverage obligations.

Information for Advisory Vote on Merger-Related Compensation for the NSAM and NRF Named Executive Officers

                The information set forth in the table below is intended to comply with Item 402(t) of Regulation S-K, which requires disclosure of information about certain compensation for each of the NSAM and NRF named executive officers, that is based on or otherwise relates to the transactions contemplated under the merger agreement. For purposes of this disclosure, the group of officers who comprise the NSAM named executive officers are the same as those who constitute the NSAM executive officers and the group of officers who comprise the NRF named executive officers are the same as those who constitute the NRF executive officers. Please note that the amounts indicated below are estimates based on the material assumptions described in the notes to the table below, which may or may not actually occur. Some of these assumptions are based on information currently available and, as a result, the actual amounts, if any, that may become payable to the NSAM and NRF named executive officers may differ in material respects from the amounts set forth below. Furthermore, for purposes of calculating such amounts, we have assumed a closing date for the Mergers of January 4, 2017.

Golden Parachute Compensation
Name	Cash(1)	Equity(2)(3)	Perquisites/ Benefits(4)	Total(5)
David T. Hamamoto (NSAM & NRF)	$—	$77,031,823	$—	$77,031,823
Albert Tylis (NSAM & NRF)	—	47,590,490	—	47,590,490
Daniel R. Gilbert (NSAM & NRF)	—	41,361,070	—	41,361,070
Debra A. Hess (NSAM & NRF)	—	16,557,724	—	16,557,724
Ronald J. Lieberman (NSAM & NRF)	—	10,575,050	—	10,575,050
Jonathan A. Langer (NRF)	6,770,286	2,364,465	38,940	9,173,691

(1)
All of the NSAM named executive officers have agreed to forego all cash severance that they would have been entitled to receive in connection with a termination of their employment following the Mergers. For Mr. Langer, represents the amount of cash severance payable in a lump sum that he would be entitled to receive pursuant to his existing employment agreement with NSAM if his employment is terminated by Colony NorthStar without "cause" or by Mr. Langer for "good reason" within 12 months after the closing of the Mergers, subject to his execution and non-revocation of a general release of claims. Such cash severance is payable in a lump sum and is equal to: (i) the estimated annual cash bonus that Mr. Langer would have earned for the year of termination, pro-rated through the date of termination, assuming a target bonus of $1,250,000; plus, (ii) 1.5 times the sum of (A) his current base salary ($500,000), (B) the average of the annual bonuses (including to the extent paid by NRF, NSAM, any entity managed by NSAM or any of their subsidiaries, but excluding annual bonuses paid in LTIP units or other securities that are earned based on multi-year performance criteria) earned for the three years (or shorter period of employment) prior to the date of termination ($3,004,392), and (C) an amount equal to one-quarter of the value of the equity grant made to Mr. Langer upon the commencement of his employment ($1,000,000). For purposes of calculating the average annual bonus, the value of such bonus relates only to the 2015 and 2016 calendar years and includes (x) the value of Mr. Langer's annual cash bonus as annualized for 2015, due to the commencement of his employment in August 2015, and as estimated for 2016 based on projections by NSAM and NRF and (y) the grant date fair value of annual time-based equity awards granted to Mr. Langer relating to 2015, as annualized, and the assumed value of time-based equity awards to be granted to Mr. Langer relating to 2016, as estimated based on projections by NSAM and NRF. Refer above to the section entitled "—Employment Agreement with Mr. Langer" for additional information.

(2)
Assumes a price per share of NSAM common stock of $12.23, NRF common stock of $13.50 and NRE common stock of $11.23, which, in each case, equals the average closing price over the first five trading days following June 3, 2016. Assumes that LTIP units and common units in the operating partnerships of NSAM, NRF and NRE have the same value as shares of NSAM, NRF and NRE common stock, respectively.

(3)
Represents: (i) the aggregate value of all awards of NSAM, NRF and NRE time-based equity held by each of the NSAM and NRF named executive officers that would accelerate on a "single-trigger" basis upon the closing of the Mergers; (ii) the aggregate value of all awards of NSAM, NRF and NRE performance-based equity held by each of the NSAM and NRF named executive officers that would accelerate on a "single-trigger" basis upon the closing of the Mergers; and (iii) the value of the replacement equity awards to be granted to the NSAM named executive officers in the form of restricted stock units or restricted shares of Colony NorthStar as soon as practicable following the closing of the Mergers, which would accelerate on a "double-trigger"

  basis in connection with a qualifying termination following the closing of the Mergers, in each case calculated as follows:

  (a)
  The aggregate value of equity awards subject to time-based vesting held by each of the NSAM and NRF named executive officers that would accelerate on a "single-trigger" basis includes unvested LTIP units or common units in the operating partnerships of NSAM, NRF and NRE equity awards related to the common stock of NSAM, NRF and NRE that are scheduled to vest based solely on continued employment and either had been granted prior to the signing of the merger agreement or are to be granted to the NSAM named executive officers for 2016 pursuant to the NSAM Executive Incentive Bonus Plan. The number of shares of NRE common stock to be granted to the NSAM named executive officers for 2016 pursuant to the NSAM Executive Incentive Bonus Plan has been calculated assuming a long-term bonus pool equal to 1.25 times the amount of the cash bonus pool, as established in the letter agreements and a 20-day trailing average closing stock price of the NRE common stock equal to $11.10 per share, which was the closing price of the NRE common stock on May 27, 2016. Assumes the portion of Mr. Langer's annual bonus for 2016 that is granted in time-based equity awards is fully vested upon grant and does not include any amounts related thereto. The following table quantifies the value, based on the assumptions described above, of such time-based equity awards held by the NSAM and NRF named executive officers that will be accelerated pursuant to the Mergers:

	Time-Based Equity Awards
Name	NSAM	NRF	NRE	Total
David T. Hamamoto	$10,478,134	$5,205,668	$3,308,729	$18,992,531
Albert Tylis	7,058,461	3,526,916	2,454,004	13,039,381
Daniel R. Gilbert	6,935,260	3,431,660	2,096,332	12,463,252
Debra A. Hess	1,947,932	941,855	639,568	3,529,355
Ronald J. Lieberman	1,244,032	591,341	464,408	2,299,781
Jonathan A. Langer	1,254,290	934,772	175,403	2,364,465
  (b)
  The aggregate value of equity awards subject to performance-based vesting held by each of the NSAM and NRF named executive officers that would accelerate on a "single-trigger" basis includes: (i) a portion of the shares of NSAM performance common stock and restricted stock units of NSAM, NRF and NRE that were subject to vesting based on total stockholder return of the stockholders of NSAM, NRF and/or NRE over a specified performance period that were granted prior to the signing of the merger agreement or are to be granted to the NSAM named executive officers for 2016 pursuant to the NSAM Executive Incentive Bonus Plan; and (ii) the amount of accumulated dividends that would become payable with respect to such shares or restricted stock units assuming quarterly dividends through the end of 2016 in the same amounts as the quarterly dividend paid most recently prior to the signing of the merger agreement and assuming that NSAM pays the NSAM special dividend prior to the closing of the Mergers in the aggregate amount of $228 million divided by the number of shares of NSAM common stock estimated to be outstanding as of such date. Mr. Langer does not hold any performance-based equity awards; accordingly, the narrative and figures provided below relate only to the NSAM named executive officers.

  Pursuant to the letter agreements, each of the NSAM named executive officers agreed to fix the number of shares that would be earned upon the closing of the Mergers pursuant to these performance-based equity awards based on the amounts that would have been earned based on pre-signing stock prices and an assumed closing date in January 2017. In addition, Messrs. Hamamoto, Tylis and Gilbert each agreed to forfeit a majority of these performance-based equity awards that each was projected to earn upon the closing of the Mergers based on information available prior to the signing of the merger agreement. For additional information with respect to the treatment of performance-based equity awards under the letter agreements, refer above to the section entitled "—Vesting/Forfeiture of Performance-Based Equity Awards—Messrs. Hamamoto, Tylis and Gilbert Agree to Forfeit Majority of Shares Projected to be Earned." The following table quantifies the value of the forfeited portions of each of the NSAM named executive officers' performance-based equity awards (including shares that the Messrs. Hamamoto, Tylis and Gilbert were projected to earn but voluntarily agreed to forfeit and shares that the NSAM named executive officers were not projected to earn) and the value of accumulated dividends relating to the forfeited portions of such awards that will no longer become payable, based on the assumptions described above:

	Forfeited Performance-Based Equity Awards
Name	NSAM	NRF	NRE	Accumulated Dividends	Total
David T. Hamamoto	$19,643,761	$6,032,737	$1,831,499	$4,593,548	$32,101,545
Albert Tylis	13,223,238	4,120,308	1,253,843	3,092,023	21,689,412
Daniel R. Gilbert	13,008,327	3,954,128	1,198,465	3,041,981	21,202,901
Debra A. Hess	1,594,534	769,550	237,482	420,965	3,022,531
Ronald J. Lieberman	1,037,736	495,579	153,302	271,008	1,957,625

    With respect to the portion of performance-based equity awards that will accelerate on a "single-trigger" basis upon the closing of the Mergers, the following table quantifies the value of such performance-based equity awards held by the NSAM named executive officers, plus the value of accumulated dividends, based on the assumptions described above and reflecting adjustments pursuant to the letter agreements:

	Accelerated Performance-Based Equity Awards
Name	NSAM	NRF	NRE	Accumulated Dividends	Total
David T. Hamamoto	$10,702,078	$1,727,420	$502,218	$2,238,486	$15,170,202
Albert Tylis	7,153,384	1,166,049	339,598	1,496,670	10,155,701
Daniel R. Gilbert	7,121,877	1,141,709	331,493	1,489,337	10,084,416
Debra A. Hess	4,283,122	646,272	187,687	883,192	6,000,273
Ronald J. Lieberman	2,793,947	389,016	113,472	563,770	3,860,205
  (c)
  The following table quantifies the value of the replacement equity awards, assuming the closing of the Mergers occurred on January 4, 2017:

Name	Replacement Equity Awards
David T. Hamamoto	$42,869,092
Albert Tylis	24,395,409
Daniel R. Gilbert	18,813,404
Debra A. Hess	7,028,096
Ronald J. Lieberman	4,415,064

    The replacement equity awards will be subject to vesting based on continued employment with Colony NorthStar through the first anniversary of the closing of the Mergers, provided that if the named executive officer's employment is terminated prior to the vesting date (including a termination prior to the grant of the replacement equity awards) without "cause" or for "good reason" or as a result of death or "disability" (as each such term is defined in the respective named executive officer's employment agreement), then the replacement equity awards will immediately vest in full. The tables above assume that the number of shares of Colony North Star common stock subject to the replacement equity awards equal the amounts set forth in the letter agreements divided by $15.00 per share, which is the maximum number of shares that will be subject to such awards. For additional information with respect to the replacement equity awards, refer above to the section entitled "Interests of NSAM's Directors and Executive Officers in the Mergers—The NSAM Executive Officers Forego All Cash Severance and 2017 Post-Merger Compensation and Receive Replacement Equity Awards with Significantly Reduced Value."

(4)
Pursuant to Mr. Langer's existing employment agreement with NSAM, if Mr. Langer's employment is terminated by Colony NorthStar without "cause" or by Mr. Langer for "good reason" within 12 months after the closing of the Mergers, then, subject to his execution and non-revocation of a general release of claims, he is entitled to receive health benefits until the earlier of: (i) the one-year anniversary of the date of termination; and (ii) the date upon which he receives similar health benefits from another company or other provider. This figure presented in this column quantifies the value of the health care coverage that Mr. Langer would become entitled to receive based on the current amount of health insurance premiums, increased by 10%.

(5)
The respective employment agreement for each of the NSAM and NRF named executive officers includes a modified cutback provision, such that if any severance payments or benefits would constitute a "parachute payment" and would be subject to the excise tax imposed by Section 4999 of the Code, the aggregate benefits will either be delivered in full or delivered in a lesser amount that would result in no portion of the aggregate benefits being subject to the excise tax, whichever results in the receipt by the named executive officer of the greatest amount of aggregate benefits on an after-tax basis. For purposes of this disclosure and the table set forth above, it has been assumed that the payments and benefits will not be reduced pursuant to the preceding sentence and, accordingly, include the full value of such payments and benefits.

Regulatory Approvals in Connection with the Mergers

                Completion of the Mergers is subject to the receipt of certain required regulatory approvals, including those of the Financial Industry Regulatory Authority, the U.K. Financial Conduct Authority and the French Autorité des Marchés Financiers, required as a result of actual or deemed "changes in control" of certain regulated entities of the parties, or a confirmation that no such approval will be required.

                NSAM, Colony and NRF are currently working to evaluate and comply in all material respects with these requirements, as appropriate, and do not currently anticipate that they will hinder, delay or restrict completion of the Mergers. It is possible, however, that one or more of the regulatory approvals required to complete the Mergers will not be obtained on a timely basis or at all. In addition, it is possible that any of the governmental entities with which filings are made may seek regulatory concessions as conditions for granting approval of the Mergers. Under the merger agreement, NSAM, Colony and NRF have each agreed to use its reasonable best efforts to take all actions necessary, proper or desirable to complete the Mergers and related transactions contemplated by the merger agreement.

                On October 7, 2016, the U.K. Financial Conduct Authority issued an approval of the "change in control" of certain U.K. regulated entities. None of NSAM, Colony or NRF can give any assurance as to when or if any other regulatory approvals will be obtained, or the conditions upon which they may be obtained.

Accounting Treatment of the Mergers

                The Mergers will be accounted for as an integrated business combination transaction by Colony in accordance with Accounting Standards Codification Topic 805, Business Combinations. In applying the acquisition method specified by this guidance, it is necessary to identify an accounting acquirer which, in a transaction in which consideration consists solely of shares, is generally the entity that issues the shares. Other factors to consider, however, in identifying an accounting acquirer include, but are not limited to, the relative size of the merging companies, the relative voting interests of the respective stockholders, the composition of senior management, the composition of the board of directors, the existence of a large minority voting interest and the terms of the exchange of equity interests.

                After consideration of these factors, this transaction is considered a reverse acquisition with Colony being identified as the accounting acquirer. In reaching this conclusion, greater emphasis was placed on the composition of senior management which is predominantly comprised of Colony's management team. As the Mergers are accounted for as a reverse acquisition, the fair value of the consideration transferred is measured based upon (a) the number of shares of common stock Colony, as the accounting acquirer, would theoretically have to issue to the stockholders of NSAM and NRF to achieve the same ratio of ownership in Colony NorthStar upon completion of the Mergers; and (b) applying the Colony class A common stock price. Accordingly, the assets (including identifiable intangible assets) and liabilities (including executory contracts and other commitments) of NSAM and NRF will be recorded at their respective fair value at the date of the Mergers. Based on current estimates, the fair value of such assets and liabilities for both NSAM and NRF are lower than the consideration based upon the current market price of Colony common stock and NRF preferred stock (which excludes the excess cash related to pre-merger activities to be distributed to the NSAM stockholders in the form of the NSAM special dividend) thereby resulting in estimated goodwill. The estimated fair value of the assets acquired, liabilities assumed and consideration transferred may change significantly until such time that the Mergers close. Consolidated financial statements of the combined company issued after the Mergers will reflect these fair value adjustments and the consolidated results of operations subsequent to the date of the Mergers. Because Colony has been determined to be the accounting acquirer, its historical financial statements will become the historical financial statements of the combined company upon consummation of the Mergers. Refer to the section entitled "Colony NorthStar Unaudited Pro Forma Condensed Consolidated Financial Statements" beginning on page 312 of this joint proxy statement/prospectus.

Listing of Colony NorthStar Stock

Class A Common Stock

                Colony NorthStar common stock is currently not traded or quoted on a stock exchange or quotation system. Following the Mergers, Colony NorthStar class A common stock is expected to be listed for trading on the NYSE. Colony NorthStar class A common stock will be listed under the symbol "CLNS."

Preferred Stock

                Colony NorthStar preferred stock is currently not traded or quoted on a stock exchange or quotation system. Following the Mergers, Colony NorthStar preferred stock is expected to be listed for trading on the NYSE. It is anticipated that: Colony NorthStar series A preferred stock will be listed under the symbol "CLNS-A"; Colony NorthStar series B preferred stock will be listed under the symbol "CLNS-B"; Colony NorthStar series C preferred stock will be listed under the symbol "CLNS-C"; Colony NorthStar series D preferred stock will be listed under the symbol "CLNS-D"; Colony NorthStar series E preferred stock will be listed under the symbol "CLNS-E"; Colony NorthStar series F preferred stock will be listed under the symbol "CLNS-F"; Colony NorthStar series G preferred stock will be listed under the symbol "CLNS-G"; and Colony NorthStar series H preferred stock will be listed under the symbol "CLNS-H."

Deregistration and Delisting of NSAM, Colony and NRF Common Stock and Colony and NRF Preferred Stock

                Following the closing of the Mergers, NSAM common stock, Colony class A common stock, Colony preferred stock, NRF common stock and NRF preferred stock will be deregistered under the Exchange Act and delisted from the NYSE. NSAM, Colony and NRF will no longer be required to file periodic reports with the SEC.

Restrictions on Sales of Shares of Colony NorthStar Common Stock Received in the Mergers

                Following the effectiveness of the registration statement on Form S-4, of which this joint proxy statement/prospectus forms a part, shares of Colony NorthStar common stock issued in the Mergers will not be subject to any restriction on transfer arising under the Securities Act or the Exchange Act, except for shares of Colony NorthStar common stock issued to any Colony NorthStar stockholder who may be deemed an "affiliate" of Colony NorthStar for the purposes of Rule 144 of the Securities Act after the completion of the Mergers. Persons who may be deemed "affiliates" of the combined company generally include individuals or entities that control, are controlled by or are under common control with, the combined company and may include the directors and executive officers of the combined company as well as its principal stockholders.

                This joint proxy statement/prospectus does not cover resales of Colony NorthStar common stock received by any person upon the completion of the Mergers, and no person is authorized to make any use of this joint proxy statement/prospectus in connection with any resale of Colony NorthStar common stock.

Litigation Relating to the Mergers

                On September 29, 2016, a purported stockholder of Colony filed an action relating to the Mergers on behalf of a putative class of Colony stockholders in the United States District Court of the District of Maryland, captioned Carter v. Colony Capital, Inc., et al. The Carter action names as defendants Colony and the members of the Colony board, alleging claims under Sections 14(a) and 20(a) of the Exchange Act. The complaint also alleges that the initial joint proxy statement/prospectus and the first amendment thereto filed in respect of the Mergers omit or misstate various facts concerning the financial projections for Colony, NSAM and NRF and the financial analyses performed by Colony's financial advisor. The complaint purports to seek, among other things, injunctive relief, money damages and attorney's and expert fees and expenses.

                Other potential plaintiffs may also file additional lawsuits challenging the Mergers. The outcome of the Carter action and any additional future litigation is uncertain. Such litigation, if not resolved, could prevent or delay completion of the Mergers and result in substantial costs to NSAM, Colony and NRF, including any costs associated with the indemnification of directors and officers. One of the conditions to the closing of the Mergers is the absence of any law, injunction or order by any governmental authority preventing, enjoining, prohibiting or making illegal the consummation of the Mergers. Therefore, if a plaintiff were successful in obtaining an injunction prohibiting the consummation of the Mergers on the agreed-upon terms, then such injunction may prevent the Mergers from being completed, or from being completed within the expected timeframe. The defense or settlement of any lawsuit or claim that remains unresolved at the time the Mergers are completed may adversely affect Colony NorthStar's business, financial condition, results of operations and cash flows.

U.S. FEDERAL INCOME TAX CONSEQUENCES

U.S. Federal Income Tax Consequences of the Mergers

                The following is a general summary of U.S. federal income tax consequences of the Redomestication merger, the New NRF Holdco merger together with the LLC conversion, the NRF merger and the Colony merger to U.S. holders and non-U.S. holders (each as defined below) of NSAM common stock, Colony common stock and NRF common stock, as applicable.

                This discussion does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction, or under any U.S. laws other than those pertaining to regular U.S. federal income tax, nor does it address tax consequences arising under the federal alternative minimum tax or the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010. This discussion addresses only those stockholders that hold their shares as capital assets under the Code (generally, property held for investment). Further, this discussion does not address all aspects of U.S. federal income taxation that may be relevant to you in light of your particular circumstances or that may be applicable to you if you are subject to special treatment under U.S. federal income tax laws, including if you are a financial institution; a tax-exempt organization; an S corporation or other pass-through entity (or an investor in an S corporation or other pass-through entity); an insurance company; a mutual fund; a REIT; a dealer or broker in stocks, securities or currencies; a trader in securities that elects mark-to-market treatment; a holder of stock received through the exercise of an employee stock option, through a tax-qualified retirement plan or otherwise as compensation; a U.S. person that has a functional currency other than the U.S. dollar; a person that holds its stock as part of a hedge, straddle, constructive sale, conversion or other integrated transaction; a U.S. expatriate; a holder of NRF or Colony preferred stock; a holder who actually or constructively owns more than 10% of NSAM, Colony or NRF, as applicable; or except as expressly set forth below, a person that is not a U.S. holder.

                This discussion is based upon the Code, the Treasury regulations promulgated under the Code and court and administrative rulings, decisions and interpretations, all as in effect on the date of this joint proxy statement/prospectus. These authorities may change, possibly retroactively, and any change could affect the accuracy of the statements and conclusions set forth in this discussion.

                This discussion generally assumes that each of Colony and NRF (including New NRF Parent) has qualified and will qualify as a REIT for each of the taxable years covered by the REIT opinions described in "The Merger Agreement—Conditions to Completion of the Mergers" beginning on page 288 of this joint proxy statement/prospectus and that Colony NorthStar will qualify as a REIT for its taxable years commencing January 1, 2017. Refer below to the section entitled "—Tax Opinions Regarding REIT Qualification of Colony NorthStar, Colony and NRF; Tax Liabilities and Attributes Inherited from Colony and NRF."

                Except as otherwise indicated, for purposes of this discussion, references to NSAM include Colony NorthStar as its successor; references to Colony NorthStar include NSAM as its predecessor; references to NRF include New NRF Parent as its successor; and references to New NRF Parent include NRF as its predecessor.

                For purposes of this discussion, "U.S. holder" means a beneficial owner of NSAM common stock, Colony common stock or NRF common stock, as applicable, that is for U.S. federal income tax purposes: (i) an individual citizen or resident of the United States; (ii) a corporation, or entity treated as a corporation, organized in or under the laws of the United States or any state thereof or the District of Columbia; (iii) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) such trust has made a valid election to be treated as a U.S. person for U.S. federal income tax purposes; or (iv) an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source. A "non-U.S. holder" means any beneficial owner of common stock of Colony, NRF, or NSAM or preferred stock of Colony or NRF, as applicable, other than a partnership or a U.S. holder.

                The U.S. federal income tax consequences to a partner in an entity or arrangement that is treated as a partnership for U.S. federal income tax purposes generally will depend on the status of the partner and the activities of the partnership. Stockholders that are partnerships and partners in such a partnership should consult with their tax advisors.

                The actual tax consequences to you of the Mergers may be complex. They will depend on your specific situation and on factors that are not within the control of NSAM, Colony or NRF. You should consult with your tax advisor as to the tax consequences of the Mergers in your particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local, foreign or other tax laws and of possible changes in those laws.

Tax Consequences of the Mergers Generally

                The parties intend for each of (i) the Redomestication merger and (ii) the New NRF Holdco merger together with the LLC conversion to qualify as a reorganization under Section 368(a)(1)(F) of the Code, and for each of the NRF merger and the Colony merger to qualify as a reorganization under Section 368(a) of the Code. It is a condition to the closing of the Mergers that:

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  (i) Skadden deliver to NSAM an opinion, dated as of the closing date, that the Redomestication merger will qualify as a reorganization under Section 368(a)(1)(F) of the Code and that each of the NRF merger and the Colony merger will qualify as a reorganization under Section 368(a) of the Code;

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  (ii) Vinson & Elkins deliver to NRF an opinion, dated as of the closing date, that the New NRF Holdco merger together with the LLC conversion will qualify as a reorganization under Section 368(a)(1)(F) of the Code and that each of the NRF merger and the Colony merger will qualify as a reorganization under Section 368(a) of the Code; and

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  (iii) Hogan Lovells deliver to Colony an opinion, dated as of the closing date, that each of the NRF merger and the Colony merger will qualify as a reorganization under Section 368(a) of the Code.

                Pursuant to the merger agreement, the opinions described above may be delivered by other counsel reasonably acceptable to the parties.

                In connection with the filing of this joint proxy statement/prospectus, Skadden, Vinson & Elkins and Hogan Lovells have delivered opinions with respect to the foregoing matters. These opinions and the opinions required to be delivered at closing of the Mergers are and will be based on representation letters provided by NSAM, Colony and NRF, as applicable, and on customary assumptions, including the assumption that the Mergers will be completed in the manner described in the merger agreement and this joint proxy statement/prospectus. None of the opinions described above will be binding on the IRS. The parties have not sought and will not seek any ruling from the IRS regarding any matters relating to the Mergers, and, as a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below. If the Redomestication merger, the New NRF Holdco merger together with the LLC conversion, the NRF merger or the Colony merger were not to qualify as a reorganization under the Code, the tax consequences could materially and adversely differ from those described in this joint proxy statement/prospectus. On the basis of the opinions expected to be received at the closing of the

Mergers, and subject to the remainder of this discussion, the U.S. federal income tax consequences of the Redomestication merger, the New NRF Holdco merger, the LLC conversion, the NRF merger and the Colony merger will be as follows:

                Redomestication Merger and New NRF Holdco Merger. Upon exchanging your shares of NSAM or NRF for stock of Colony NorthStar or New NRF Parent, as applicable, in the Redomestication merger or the New NRF Holdco merger, you generally will not recognize gain or loss. The aggregate tax basis in the applicable shares you receive will equal your aggregate adjusted tax basis in the applicable shares that you surrender, and your holding period for the applicable shares that you receive will include your holding period for the applicable shares that you surrender.

                NRF Merger and Colony Merger. Upon exchanging your shares of Colony or New NRF Parent for shares of Colony NorthStar in the NRF merger or the Colony merger, as applicable, you generally will not recognize gain or loss, except with respect to cash received in lieu of fractional shares in connection with the Mergers. The aggregate tax basis in the applicable shares you receive, including any fractional shares of Colony NorthStar deemed received and redeemed as described below, will equal your aggregate adjusted tax basis in the applicable shares that you surrender. Your holding period for the applicable shares that you receive, including any fractional shares of Colony NorthStar deemed received and redeemed as described below, will include your holding period for the applicable shares that you surrender.

                Consequences to the Companies. None of NSAM, Colony NorthStar, Colony, NRF or New NRF Parent will recognize any gain or loss solely as a result of the Redomestication merger, the New NRF Holdco merger together with the LLC conversion, the NRF merger or the Colony merger.

Cash in Lieu of Fractional Shares

                If you receive cash in lieu of a fractional share of Colony NorthStar stock in the NRF merger or the Colony merger, you will be treated as having received the fractional share of Colony NorthStar stock pursuant to the NRF merger or the Colony merger, as applicable, and then as having received the cash in redemption of that fractional share. As a result, you generally should recognize gain or loss equal to the difference between the amount of cash received and the basis allocable to your fractional share of Colony NorthStar stock as set forth above. Any gain or loss recognized on your receipt of cash in lieu of fractional shares generally will be capital gain or loss, and will be long-term capital gain or loss if, as of the effective date of the NRF merger or the Colony merger, as applicable, the holding period for the shares (including the holding period of Colony or New NRF Parent stock surrendered therefor) exceeds one year. The deductibility of capital losses is subject to limitations.

Colony and NRF Special Dividends

                Under the merger agreement, each of Colony and NRF may make cash distributions to its common stockholders immediately prior to or concurrent with the closing of the Mergers that it will treat as a dividend for U.S. federal income tax purposes to the extent of its current or accumulated earnings and profits. The proper U.S. federal income tax treatment of such a distribution, however, is not entirely clear under current law, and counsel is not rendering an opinion regarding such treatment. It is possible that the IRS could treat these distributions as part of the merger consideration paid by Colony NorthStar to Colony and NRF stockholders. Under this alternative characterization, a Colony or NRF stockholder receiving such a distribution could be treated as recognizing capital gain in the NRF merger or the Colony merger, as applicable, equal to the lesser of: (i) the amount of cash received in such distribution; and (ii) the amount, if any, by which the sum of such cash plus the fair market value of the Colony NorthStar stock received in the merger exceeded such stockholder's tax basis in the shares of Colony or New NRF Parent common stock surrendered in exchange therefor (rather than ordinary income to the extent of the current or accumulated earnings and profits of

Colony or NRF, as applicable). Colony and NRF stockholders should consult with their tax advisors regarding the treatment of such distributions.

Special Rules for Non-U.S. Holders

                Special rules may apply to non-U.S. holders under the Foreign Investment in Real Property Tax Act of 1980, which we refer to as FIRPTA. Under FIRPTA, subject to certain exceptions described below, a non-U.S. holder may need to comply with certain reporting and other requirements under FIRPTA in order not to be subject to tax as a result of the surrender of shares in the Mergers, and no assurance can be given that a non-U.S. holder will be able to satisfy such requirements if they applied.

                These additional requirements under FIRPTA generally will not apply if the entity whose shares are surrendered is a "domestically controlled qualified investment entity" within the meaning of the Code. Although each of Colony, NRF, and NSAM expects to be (or, as applicable, expects its successor to be) a "domestically controlled qualified investment entity" at the time of closing, no assurance can be given in this regard. Even if any such entity is not a "domestically controlled qualified investment entity," the additional FIRPTA requirements will not apply if (i) the class of surrendered shares is treated as "regularly traded" on an established securities market at the time of closing and (ii) the non-U.S. holder has not, at any time during the five year period preceding the exchange, owned (actually or constructively) in excess of 10% of that class. Although each of Colony, NRF, and NSAM expects that its (or, as applicable, its successor's) common stock or preferred stock, as applicable, should be treated as "regularly traded" at the time of closing, no assurance can be given in that regard. Non-U.S. holders should consult with their own tax advisors regarding the consequences to them of participating in the Mergers.

Backup Withholding

                If you are a non-corporate holder, you may be subject to information reporting and backup withholding (currently at a rate of 28%) on any cash payments you receive.

                You generally will not be subject to backup withholding, however, if you:

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  furnish a correct taxpayer identification number and certify that you are not subject to backup withholding on a Form W-9 or successor form included in the letter of transmittal you will receive and otherwise comply with all the applicable requirements of the backup withholding rules; or

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  provide proof that you are otherwise exempt from backup withholding.

                Any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against your U.S. federal income tax liability, provided that you timely furnish the required information to the IRS.

Tax Opinions Regarding REIT Qualification of Colony NorthStar, Colony and NRF; Tax Liabilities and Attributes Inherited from Colony and NRF

                It is a condition to the closing of the Mergers that opinions of Vinson & Elkins (with respect to NRF) and Hogan Lovell (with respect to Colony and Colony NorthStar) be delivered to the effect that, at all times since their initial taxable year through the closing, NRF and Colony have been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and that Colony NorthStar will be organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code for its taxable year beginning January 1, 2017, and subsequent taxable years. As described in more detail in "—U.S. Federal Income

Taxation of Colony NorthStar and its Stockholders," these opinions will be based on customary assumptions and representations from NSAM, Colony, NRF and others, and none of these opinions will be binding on the IRS or the courts.

                If either of Colony or NRF (or any of their subsidiary REITs) were to fail to qualify as a REIT for any of its taxable years, then, among other consequences, it (or such subsidiary) would be liable for (and the combined company would be directly or indirectly obligated to pay) U.S. federal income tax at regular corporate rates on its taxable income in such years. Moreover, even if Colony and NRF maintain their REIT qualification, they could be liable for other U.S. federal income or excise taxes, or other state, local or foreign taxes, and the combined company will generally succeed to the liability for any such taxes.

                In addition, if either of Colony or NRF failed to qualify as a REIT prior to the Mergers and the combined company were treated as a "successor" to Colony or NRF, as applicable, the combined company could be prohibited from making a REIT election for any taxable year prior to the fifth taxable year following the year during which Colony or NRF, as applicable, was disqualified, or, even if permitted to make a REIT election, the combined company would be subject to U.S. federal income tax if, during a period of up to 10 years following the Mergers, the combined company disposed of certain assets that were acquired from Colony or NRF in the NRF merger or the Colony merger, as applicable. In this event, the combined company would generally be subject to U.S. federal income tax at the highest regular corporate rate on the built-in-gain (i.e., the excess of the asset's fair market value over its adjusted tax basis), if any, that existed, with respect to such asset at the time of the Mergers. Moreover, the combined company would also succeed to and, in order to qualify as a REIT, would be required to distribute any earnings and profits accumulated by Colony or NRF, as applicable, for taxable periods that such entity did not qualify as a REIT.

                Finally, under certain rules governing reorganizations involving "investment companies," a failure of Colony NorthStar, Colony or NRF to qualify as a REIT in the taxable year of closing could prevent such entity and its stockholders from qualifying for nonrecognition treatment with respect to the NRF merger or the Colony merger, as applicable.

                For a discussion of Colony NorthStar's REIT status and the application of the foregoing built-in-gains tax to the historic assets of NSAM, as well as the consequences of owning and disposing of shares of the combined company, refer to the section entitled "—U.S. Federal Income Taxation of Colony NorthStar and its Stockholders."

                This summary of certain U.S. federal income tax consequences of the Mergers is for general information only and is not tax advice. You should consult with your tax advisor with respect to the application of U.S. federal income tax laws to your particular situation as well as any tax consequences arising under the U.S. federal estate or gift tax rules, or under the laws of any state, local, foreign or other taxing jurisdiction.

U.S. Federal Income Taxation of Colony NorthStar and its Stockholders

                This section summarizes the U.S. federal income tax considerations generally applicable to an investment in Colony NorthStar stock. Because this section is a summary, it does not address all aspects of taxation that may be relevant to particular stockholders in light of their personal investment or tax circumstances, or to certain types of stockholders that are subject to special treatment under the U.S. federal income tax laws, such as:

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  insurance companies;

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  tax-exempt organizations (except to the extent discussed in "—Taxation of Tax-Exempt Stockholders" below);

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  financial institutions or broker-dealers;

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  non-U.S. individuals and foreign corporations (except to the extent discussed in "—Taxation of Non-U.S. Stockholders" below);

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  U.S. expatriates;

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  persons who mark-to-market Colony NorthStar stock;

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  subchapter S corporations;

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  U.S. stockholders, as defined below, whose functional currency is not the U.S. dollar;

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  regulated investment companies;

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  REITs;

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  trusts and estates;

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  holders who receive Colony NorthStar stock through the exercise of employee stock options or otherwise as compensation;

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  persons holding Colony NorthStar stock as part of a "straddle," "hedge," "conversion transaction," "synthetic security" or other integrated investment;

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  persons subject to the alternative minimum tax provisions of the Code;

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  persons holding Colony NorthStar stock through a partnership or similar pass-through entity; and

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  persons holding a 10% or more (by vote or value) beneficial interest in Colony NorthStar stock.

                This summary assumes that stockholders hold shares of Colony NorthStar stock as capital assets for U.S. federal income tax purposes, which generally means property held for investment.

                The statements in this section are based on the current U.S. federal income tax laws, are for general information purposes only and are not tax advice. Colony NorthStar cannot assure you that new laws, interpretations of law or court decisions, any of which may take effect retroactively, will not cause any statement in this section to be inaccurate.

                THE U.S. FEDERAL INCOME TAX TREATMENT OF COLONY NORTHSTAR AS A REIT AND OF YOU AS A HOLDER OF COLONY NORTHSTAR STOCK DEPENDS IN SOME INSTANCES ON DETERMINATIONS OF FACT AND INTERPRETATIONS OF COMPLEX PROVISIONS OF U.S. FEDERAL INCOME TAX LAW FOR WHICH NO CLEAR PRECEDENT OR AUTHORITY MAY BE AVAILABLE. IN ADDITION, THE TAX CONSEQUENCES TO ANY PARTICULAR HOLDER OF COLONY NORTHSTAR STOCK WILL DEPEND ON SUCH HOLDER'S PARTICULAR TAX CIRCUMSTANCES.

                YOU SHOULD CONSULT YOUR TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES TO YOU OF THE OWNERSHIP AND SALE OF COLONY NORTHSTAR STOCK AND OF ITS INTENDED ELECTION TO BE TAXED AS A REIT. SPECIFICALLY, YOU SHOULD CONSULT YOUR TAX ADVISOR REGARDING THE FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF SUCH OWNERSHIP, SALE AND ELECTION, AND REGARDING POTENTIAL CHANGES IN APPLICABLE TAX LAWS.

Taxation of Colony NorthStar

                Colony NorthStar intends to elect to be taxed as a REIT under the U.S. federal income tax laws commencing with its taxable year ending December 31, 2017. Colony NorthStar believes that it will be organized and intends to operate in a manner that will allow it to qualify as a REIT commencing with such taxable year. This section discusses the laws governing the U.S. federal income tax treatment of a REIT and its stockholders. These laws are highly technical and complex.

                It is a condition to the closing of the Mergers that NRF and Colony receive an opinion of Hogan Lovells or other counsel reasonably acceptable to the Companies, at the closing of the Mergers to the effect that Colony NorthStar is organized in conformity with the requirements for qualification and taxation as a REIT under the U.S. federal income tax laws and its proposed method of operation will enable it to qualify as a REIT for its taxable year ending December 31, 2017 and in the future. The parties will not waive this condition to the closing of the Mergers. This opinion will be based on customary assumptions related to Colony NorthStar's organization and operation and will be conditioned upon certain representations made by Colony NorthStar as to factual matters, including representations regarding the nature of its assets and income, the future conduct of its business and the ownership of its stock and other items regarding its ability to meet the various requirements and covenants as a REIT and assumes that such representations and covenants are accurate and complete. Given that many of these factual matters, which will be required by Hogan Lovells (or any other counsel delivering such an opinion), relate to the 2017 tax year and will be known with certainty closer to the closing of the Mergers, Hogan Lovells' opinion (or the opinion of other counsel reasonably acceptable to the Companies) will only be rendered immediately prior to the closing of the mergers. This opinion will be filed with this registration statement prior to the closing of the Mergers, by post-effective amendment. When delivered, the opinion will be based on then-existing U.S. federal income tax law governing qualification as a REIT, which is subject to change, possibly on a retroactive basis, is not binding on the IRS or any court and speaks as of the date issued. Moreover, Colony NorthStar's qualification and taxation as a REIT will depend on its ability to meet, on a continuing basis, through actual operating results, certain qualification tests in the U.S. federal income tax laws. Those qualification tests involve the percentage of its income that it earns from specified sources (which, based on the types of assets Colony NorthStar expects to own, may fluctuate rapidly, significantly and unpredictably), the percentages of its assets that fall within specified categories (which, based on the types of assets Colony NorthStar expects to own, may fluctuate rapidly, significantly and unpredictably), the diversity of stock ownership and the percentage of earnings that it distributes. Colony NorthStar intends to operate so that it will qualify as a REIT and will have made specific factual representations about its future performance to Hogan Lovells or other counsel reasonably acceptable to the Companies. Given the highly complex nature of the rules governing REITs, the ongoing importance and subjectivity of factual determinations and the possibility of future changes in its circumstances, however, no assurance has been given or can be given by Hogan Lovells, or other counsel reasonably acceptable to the Companies or by Colony NorthStar that Colony NorthStar will qualify as a REIT for any particular year. While Hogan Lovells or other counsel reasonably acceptable to the Companies will review those matters in connection with the foregoing opinion, Hogan Lovells or other counsel reasonably acceptable to the Companies will not review Colony NorthStar's compliance with those tests on a continuing basis. Hogan Lovells' opinion or the opinion of other counsel reasonably acceptable to the Companies will be expressed only as of the date issued. Hogan Lovells or other counsel reasonably acceptable to the Companies will have no obligation to advise Colony NorthStar or its stockholders of any subsequent change in the matters stated, represented or assumed, or of any subsequent change in the applicable law. As noted above, receipt by Colony and NRF of Hogan Lovells' opinion or the opinion of other counsel reasonably acceptable to the Companies is a condition to the closing of the Mergers that the parties have agreed not to waive. Therefore, if, for whatever reason, such an opinion were not received by Colony and NRF, the transactions will not be consummated. Even if such an opinion is received, you should be aware that opinions of counsel are not binding on the IRS, and no assurance can be given that the IRS will not challenge the conclusions set forth in such opinions. The opinion of Hogan Lovells, or other counsel reasonably acceptable to the Companies, does not foreclose the possibility that Colony NorthStar may have to use one or more of the REIT savings provisions described below, which would require it to pay an excise or penalty tax (which could be material) in order to maintain REIT qualification. Accordingly, no assurance can be given that the actual results of its operations for any particular taxable year will satisfy such requirements. A discussion of the tax consequences of the failure to qualify as a REIT and certain alternatives is included below in the section entitled "—Failure to Qualify."

                If Colony NorthStar qualifies as a REIT, it generally will not be subject to U.S. federal income tax on the taxable income that it distributes to Colony NorthStar stockholders. The benefit of that tax treatment is that it avoids the "double taxation," or taxation at both the corporate and stockholder levels, that generally results from owning stock in a corporation. However, Colony NorthStar will be subject to federal tax in the following circumstances:

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  Colony NorthStar will pay U.S. federal income tax on any taxable income, including net capital gain, that it does not distribute to stockholders during, or within a specified time period after, the calendar year in which the income is earned.

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  Colony NorthStar may be subject to the "alternative minimum tax" on any items of tax preference that it does not distribute or allocate to stockholders.

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  Colony NorthStar will pay income tax at the highest corporate rate on:

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  net income from the sale or other disposition of property acquired through foreclosure, or foreclosure property, that it holds primarily for sale to customers in the ordinary course of business; and

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  other non-qualifying income from foreclosure property.

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  Colony NorthStar will pay a 100% tax on net income earned from sales or other dispositions of property, other than foreclosure property, by an entity other than a taxable REIT subsidiary, which we refer to as a TRS, if such property is held primarily for sale to customers in the ordinary course of business.

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  If Colony NorthStar fails to satisfy one or both of the 75% gross income test or the 95% gross income test, as described below in the section entitled "—Requirements for Qualification—Gross Income Tests," and nonetheless continues to qualify as a REIT because it meets other requirements, it will pay a 100% tax on:

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  the greater of the amount by which it fails the 75% gross income test or the 95% gross income test, multiplied, in either case, by

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  a fraction intended to reflect its profitability.

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  If Colony NorthStar fails any of the asset tests (other than a de minimis failure of the 5% asset test or the 10% vote or value test, as described below in the section entitled "—Requirements for Qualification—Asset Tests"), as long as the failure was due to reasonable cause and not to willful neglect, Colony NorthStar files a description of each asset that caused such failure with the IRS, and Colony NorthStar disposes of the assets or otherwise complies with the asset tests within six months after the last day of the quarter in which it identifies such failure, it will pay a tax equal to the greater of $50,000 or the highest U.S. federal income tax rate then applicable to U.S. corporations (currently 35%) on the net income from the nonqualifying assets during the period in which it failed to satisfy the asset tests in order to remain qualified as a REIT.

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  If Colony NorthStar fails to satisfy one or more requirements for REIT qualification, other than the gross income tests and the asset tests, and such failure is due to reasonable cause and not to willful neglect, it will be required to pay a penalty of $50,000 for each such failure in order to remain qualified as a REIT.

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  If Colony NorthStar fails to distribute during a calendar year at least the sum of: (i) 85% of its REIT ordinary income for the year; (ii) 95% of its REIT capital gain net income for the year; and (iii) any undistributed taxable income required to be distributed from earlier periods, Colony NorthStar will pay a 4% nondeductible excise tax on the excess of the required distribution over the amount it actually distributed, plus any retained amounts on which income tax has been paid at the corporate level.

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  Colony NorthStar may elect to retain and pay income tax on its net long-term capital gain. In that case, to the extent that Colony NorthStar made a timely designation of such gain, a U.S. stockholder would be taxed on its proportionate share of Colony NorthStar's undistributed long-term capital gain and would receive a credit or refund for its proportionate share of the tax Colony NorthStar paid.

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  Colony NorthStar will be subject to a 100% excise tax on transactions with a TRS that are not conducted on an arm's-length basis.

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  If Colony NorthStar acquires any asset from a C corporation, or a corporation that generally is subject to full corporate-level tax, in a merger or other transaction in which Colony NorthStar acquires a basis in the asset that is determined by reference either to the C corporation's basis in the asset or to another asset, Colony NorthStar will pay tax at the highest regular corporate rate applicable if it recognizes gain on the sale or disposition of the asset during the 10-year period after it acquires the asset, provided no election is made for the transaction to be taxable on a current basis. This tax will generally apply to gain recognized with respect to assets that Colony NorthStar holds as of the effective date of its REIT election (January 1, 2017) if such gain is recognized during the 10-year period following such effective date or it may apply if Colony NorthStar were to engage in (or, potentially, become a successor to an entity that had engaged in) a tax-free spin-off transaction under Section 355 of the Code within 10 years of such effective date. The amount of gain on which Colony NorthStar would pay tax in the foregoing circumstances is the lesser of:

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  the amount of gain that Colony NorthStar recognizes at the time of the sale or disposition (or would have recognized if, at the time of a spin-off transaction described above, Colony NorthStar had disposed of the applicable asset); and

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  the amount of gain that Colony NorthStar would have recognized if it had sold the asset at the time Colony NorthStar acquired it, assuming that the C corporation will not elect in lieu of this treatment an immediate tax when the asset is acquired.

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  Colony NorthStar may be required to pay monetary penalties to the IRS in certain circumstances, including if it fails to meet recordkeeping requirements intended to monitor its compliance with rules relating to the composition of a REIT's stockholders, as described below in the section entitled "—Requirements for Qualification—Recordkeeping Requirements."

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  The earnings of Colony NorthStar's lower-tier entities that are subchapter C corporations, excluding any qualified REIT subsidiaries, which we refer to as QRSs, but including domestic TRSs, are subject to federal corporate income tax.

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  If Colony NorthStar owns a residual interest in a real estate mortgage investment conduit, which we refer to as a REMIC, it will be taxable at the highest corporate rate on the portion of any excess inclusion income that it derives from the REMIC residual interests equal to the percentage of Colony NorthStar stock that is held in record name by "disqualified organizations." Although the law is unclear, IRS guidance indicates that similar rules may apply to a REIT that owns an equity interest in a taxable mortgage pool. To the extent that Colony NorthStar owns a REMIC residual interest or a taxable mortgage pool through a TRS, it will not be subject to this tax. For a discussion of "excess inclusion income," refer below to the section entitled "—Requirements for Qualification—Taxable Mortgage Pools." A "disqualified organization" includes:

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  the United States;

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  any state or political subdivision of the United States;

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  any foreign government;

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  any international organization;

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  any agency or instrumentality of any of the foregoing;

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  any other tax-exempt organization, other than a farmer's cooperative described in Section 521 of the Code, that is exempt both from income taxation and from taxation under the unrelated business taxable income provisions of the Code; and

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  any rural electrical or telephone cooperative.

                In addition, Colony NorthStar and its subsidiaries may be subject to a variety of taxes, including payroll taxes and state, local and foreign income, property and other taxes on its assets and operations. Colony NorthStar could also be subject to tax in situations and on transactions not presently contemplated. Moreover, as described further below, Colony NorthStar's TRSs will be subject to federal, state and local corporate income tax on their taxable income. Due to the nature of the assets in which Colony NorthStar intends to invest, Colony NorthStar expects that its TRSs will have a material amount of assets and net taxable income.

Requirements for Qualification

                A REIT is a corporation, trust or association that meets each of the following requirements:

  1.
  It is managed by one or more trustees or directors.

  2.
  Its beneficial ownership is evidenced by transferable shares or by transferable certificates of beneficial interest.

  3.
  It would be taxable as a domestic corporation but for the REIT provisions of the U.S. federal income tax laws.

  4.
  It is neither a financial institution nor an insurance company subject to special provisions of the U.S. federal income tax laws.

  5.
  At least 100 persons are beneficial owners of its shares or ownership certificates.

  6.
  Not more than 50% in value of its outstanding shares or ownership certificates is owned, directly or indirectly, by five or fewer individuals, which the Code defines to include certain entities, during the last half of any taxable year.

  7.
  It elects to be a REIT, or has made such election for a previous taxable year, and satisfies all relevant filing and other administrative requirements established by the IRS that must be met to elect and maintain REIT status.

  8.
  It meets certain other qualification tests, described below, regarding the nature of its income and assets and the amount of its distributions to stockholders.

  9.
  It uses a calendar year for U.S. federal income tax purposes.

                Colony NorthStar must meet requirements 1 through 4, 8 and 9 during its entire taxable year and must meet requirement 5 during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months. Requirements 5 and 6 will begin applying to Colony NorthStar with its 2018 taxable year. If Colony NorthStar complies with all the requirements for ascertaining the ownership of its outstanding shares in a taxable year and has no reason to know that it violated requirement 6, it will be deemed to have satisfied requirement 6 for that taxable year. For purposes of determining share ownership under requirement 6, an "individual" generally includes a supplemental unemployment compensation benefits plan, a private foundation or a portion of a trust permanently set aside or used exclusively for charitable purposes. An "individual," however, generally does not include a trust that is a qualified employee pension or profit-sharing trust under the U.S. federal income tax laws, and beneficiaries of such a trust will be treated as holding Colony NorthStar stock in proportion to their actuarial interests in the trust for purposes of requirement 6. Colony NorthStar expects to issue sufficient stock with sufficient diversity of ownership to satisfy requirements 5 and 6. In addition, Colony NorthStar's charter will restrict the ownership and transfer of Colony NorthStar stock so that it should continue to satisfy these requirements.

                Qualified REIT Subsidiaries. A corporation that is a QRS is not treated as a corporation separate from its parent REIT. All assets, liabilities and items of income, deduction and credit of a QRS are treated as assets, liabilities and items of income, deduction and credit of the REIT. A QRS is a corporation, other than a TRS, all the stock of which is owned by the REIT. Thus, in applying the requirements described herein, any QRS that Colony NorthStar owns will be ignored, and all assets, liabilities and items of income, deduction and credit of such subsidiary will be treated as Colony NorthStar's assets, liabilities and items of income, deduction and credit.

                Other Disregarded Entities and Partnerships. An unincorporated domestic entity, such as a partnership or limited liability company, that has a single owner for U.S. federal income tax purposes generally is not treated as an entity separate from its owner for U.S. federal income tax purposes. An unincorporated domestic entity with two or more owners is generally treated as a partnership for U.S. federal income tax purposes. In the case of a REIT that is a partner in a partnership that has other partners, the REIT is treated as owning its proportionate share of the assets of the partnership and as earning its allocable share of the gross income of the partnership for purposes of the applicable REIT qualification tests. Thus, Colony NorthStar's proportionate share of the assets, liabilities and items of income of its operating partnership, which the Companies currently expect to be Colony OP, and any other partnership, joint venture or limited liability company that is treated as a partnership for U.S.

federal income tax purposes in which it has acquired or will acquire an interest, directly or indirectly, or a subsidiary partnership, will be treated as its assets and gross income for purposes of applying the various REIT qualification requirements. For purposes of the 10% value test (described in the section entitled "—Asset Tests"), Colony NorthStar's proportionate share is based on its proportionate interest in the equity interests and certain debt securities issued by the partnership. For all of the other asset and income tests, Colony NorthStar's proportionate share is based on its proportionate interest in the capital of the partnership.

                Colony NorthStar expects to acquire limited partner or non-managing member interests in partnerships and limited liability companies that are joint ventures or investment funds. If a partnership or limited liability company in which Colony NorthStar owns an interest takes or expects to take actions that could jeopardize its qualification as a REIT or require it to pay tax, Colony NorthStar may be forced to dispose of its interest in such entity. In addition, it is possible that a partnership or limited liability company could take an action which could cause Colony NorthStar to fail a REIT gross income or asset test, and that Colony NorthStar would not become aware of such action in time to dispose of its interest in the partnership or limited liability company or take other corrective action on a timely basis. In that case, Colony NorthStar could fail to qualify as a REIT unless it was able to qualify for a statutory REIT "savings" provision, which may require it to pay a significant penalty tax to maintain its REIT qualification.

                Taxable REIT Subsidiaries. A REIT may own up to 100% of the stock of one or more TRSs. A TRS is a fully taxable corporation that may earn income that would not be qualifying income if earned directly by the parent REIT. The subsidiary and the REIT must jointly elect to treat the subsidiary as a TRS. A corporation of which a TRS directly or indirectly owns more than 35% of the voting power or value of the stock will automatically be treated as a TRS.

                A REIT is not treated as holding the assets of a TRS or as receiving any income that the TRS earns. Rather, the stock issued by the TRS is an asset in the hands of the parent REIT and the REIT recognizes as income the dividends, if any, that it receives from the TRS. This treatment can affect the income and asset test calculations that apply to the REIT. Because a parent REIT does not include the assets and income of such TRSs in determining the parent REIT's compliance with the REIT requirements, TRSs may be used by the parent REIT to undertake indirectly activities that the REIT rules might otherwise preclude it from doing directly or through pass-through subsidiaries (for example, activities that give rise to certain categories of income such as management fees).

                However, an entity will not qualify as a TRS if it directly or indirectly operates or manages a lodging or health care facility or, generally, provides rights to any brand name under which any lodging or health care facility is operated, unless such rights are provided to an "eligible independent contractor" to operate or manage a lodging facility or a health care facility if such rights are held by the TRS as a franchisee, licensee or in a similar capacity and such lodging facility or health care facility is either owned by the TRS or leased to the TRS by its parent REIT. A TRS will not be considered to operate or manage a qualified lodging facility or a qualified health care property solely because the TRS directly or indirectly possesses a license, permit or similar instrument enabling it to do so. Additionally, a TRS will not be considered to operate or manage a qualified lodging facility or qualified health care property located outside of the United States, as long as an "eligible independent contractor" is responsible for the daily supervision and direction of such individuals on behalf of the TRS pursuant to a management agreement or similar service contract. An "eligible independent contractor" is, generally, with respect to any qualified lodging facility or qualified health care property, any independent contractor (as defined in Section 856(d)(3) of the Code) if, at the time such contractor enters into a management agreement or other similar service contract with the TRS to operate such qualified lodging facility or qualified health care property, such contractor (or any related person) is actively engaged in the trade or business of operating qualified lodging facilities or qualified health care properties, respectively, for any person who is not a related person with respect to the parent REIT or the TRS. Colony NorthStar expects to acquire equity interests in health care properties and lodging facilities. Colony NorthStar may lease qualified health care properties or qualified lodging facilities to a TRS of Colony NorthStar, which TRS will, in turn, engage "eligible independent contractors" to operate such properties. Colony NorthStar may also own health care properties or lodging facilities through a TRS, which would engage "eligible independent contractors" to operate such facilities. Colony NorthStar intends to take all steps reasonably practicable to ensure that no TRS will engage in "operating" or "managing" its health care properties or lodging facilities and that the management companies engaged to operate such health care properties or lodging facilities will qualify as "eligible independent contractors."

                Domestic TRSs are subject to U.S. federal income tax, and state and local income tax, where applicable, on their taxable income. To the extent that a domestic TRS is required to pay taxes, it will have less cash available for distribution to Colony NorthStar. If dividends are paid to Colony NorthStar by its domestic TRSs, then the dividends it pays to Colony NorthStar stockholders who are taxed at individual rates, up to the amount of dividends it receives from its domestic TRSs, will generally be eligible to be taxed at the reduced 20% rate applicable to qualified dividend income.

                The TRS rules limit the deductibility of interest paid or accrued by a TRS to its parent REIT to assure that the TRS is subject to an appropriate level of corporate taxation. Further, the rules impose a 100% excise tax on transactions between a TRS and its parent REIT or the REIT's tenants that are not conducted on an arm's-length basis.

                Colony NorthStar expects to hold a significant amount of assets in one or more TRSs, but will be subject to the limitation that securities in TRSs may not represent more than 25% (20% with respect to taxable years beginning after December 31, 2017) of the value of Colony NorthStar's total assets. There can be no assurance that Colony NorthStar will be able to comply with the 25% or 20% limitations.

                In general, Colony NorthStar intends that loans that it originates or acquires with an intention of selling in a matter than might expose it to a 100% tax on "prohibited transactions" will be originated or sold by a TRS. Refer to the section entitled "—Gross Income Tests—Prohibited Transactions." It is possible that such a TRS through which sales of securities are made may be treated as a dealer for U.S. federal income tax purposes. As a dealer, a TRS would generally mark all the securities it holds on the last day of each taxable year to their market value, and may recognize ordinary income or loss on such securities with respect to such taxable year as if they had been sold for that value on that day. In addition, a TRS may further elect to be subject to the mark-to-market regime described above in the event that the TRS is properly classified as a "trader" as opposed to a "dealer" for U.S. federal income tax purposes.

                Colony NorthStar intends to make TRS elections with respect to certain foreign TRSs, including any issuers of collateralized debt obligations and other foreign TRSs. The Code and Treasury regulations promulgated thereunder provide a specific exemption from U.S. federal income tax to non-U.S. corporations that restrict their activities in the United States to trading in stocks and securities (or any other activity closely related thereto) for their own account, whether such trading (or such other activity) is conducted by the corporation or its employees through a resident broker, commission agent, custodian or other agent. Colony NorthStar's foreign TRSs intend to rely on such exemption and do not intend to operate so as to be subject to U.S. federal income tax on their net income. Therefore, despite their status as TRSs, Colony NorthStar's foreign TRSs generally would not be subject to federal corporate income tax on their earnings. No assurance can be given, however, that the IRS will not challenge this treatment. If the IRS were to succeed in such a challenge, then it could greatly reduce the amounts that Colony NorthStar's foreign TRSs would have available to distribute to

Colony NorthStar and to pay to their creditors. Notwithstanding these rules, any gain recognized by a foreign corporation with respect to U.S. real property is subject to U.S. tax as if the foreign corporation were a U.S. taxpayer. It is not anticipated that Colony NorthStar's foreign TRSs will hold U.S. real property other than by foreclosure. Nevertheless, gain (if any) realized on foreclosed U.S. real property would be subject to U.S. tax.

                Certain U.S. stockholders of certain non-U.S. corporations, such as Colony NorthStar's foreign TRSs, are required to include in their income currently their proportionate share of the earnings of such a corporation, whether or not such earnings are distributed. Colony NorthStar generally will be required to include in income, on a current basis, the earnings of its foreign TRSs. For a discussion of the treatment of the income inclusions from Colony NorthStar's foreign TRSs under the gross income tests, refer to the section entitled "—Gross Income Tests."

                Subsidiary REITs. Colony NorthStar expects to acquire in the Mergers investments (directly or indirectly) in one or more entities that intend to qualify as REITs or to make similar investments in the future. Colony NorthStar believes that each such REIT that it will acquire in the Mergers or thereafter will operate in a manner to permit it to qualify for taxation as a REIT for U.S. federal income tax purposes and that stock in any such REIT will thus be a qualifying asset for purposes of the 75% asset test. However, if any such REIT fails to qualify as a REIT then (i) the entity would become subject to regular corporate income tax, as described herein (refer below to the section entitled "—Failure to Qualify") and (ii) Colony NorthStar's equity interest in such entity would cease to be a qualifying real estate asset for purposes of the 75% asset test and would become subject to the 5% asset test and the 10% vote or value test generally applicable to Colony NorthStar's ownership in corporations other than REITs, QRSs or TRSs (refer below to the section entitled "—Asset Tests"). If such an entity failed to qualify as a REIT, it is possible that Colony NorthStar would not meet the 75% asset test and/or the 10% vote or value test with respect to its interest in such entity, in which event Colony NorthStar would fail to qualify as a REIT, unless it qualified for certain relief provisions.

                Taxable Mortgage Pools. An entity, or a portion of an entity, may be classified as a taxable mortgage pool, which we refer to as a TMP, under the Code if:

  •
  substantially all of its assets consist of debt obligations or interests in debt obligations;

  •
  more than 50% of those debt obligations are real estate mortgages or interests in real estate mortgages as of specified testing dates;

  •
  the entity has issued debt obligations that have two or more maturities; and

  •
  the payments required to be made by the entity on its debt obligations "bear a relationship" to the payments to be received by the entity on the debt obligations that it holds as assets.

                Under the Treasury regulations, if less than 80% of the assets of an entity (or a portion of an entity) consists of debt obligations, these debt obligations are considered not to comprise "substantially all" of its assets and therefore the entity would not be treated as a TMP. Financing arrangements entered into, directly or indirectly, by Colony NorthStar may give rise to TMPs, with the consequences described in the next paragraph.

                A TMP generally is treated as a corporation for U.S. federal income tax purposes. However, special rules apply to a REIT, a portion of a REIT, or a QRS that is a TMP. If a REIT owns directly, or indirectly through one or more QRSs or other entities that are disregarded as separate entities for U.S. federal income tax purposes, 100% of the equity interests in the TMP, the TMP will be a QRS and, therefore, ignored as an entity separate from the REIT for U.S. federal income tax purposes and would not generally affect the tax qualification of the REIT. It is possible that, based on future financing structures or investments, Colony NorthStar would have a QRS that is a TMP or a subsidiary that is a REIT and a TMP or a separate corporation that is taxable as a corporation.

                If Colony NorthStar has an investment in an arrangement that is classified as a TMP, that TMP arrangement will be subject to tax as a separate corporation unless Colony NorthStar owns 100% of the equity in such TMP arrangement. Whether an arrangement is or is not a TMP may not be susceptible to precise determination. If an investment in which Colony NorthStar owns an interest is characterized as a TMP and thus as a separate corporation, Colony NorthStar will satisfy the 100% ownership requirement only so long as it owns all classes of securities that for tax purposes are characterized as equity, which is often an uncertain factual issue and in any event is unlikely in Colony NorthStar's case given that it expects to generally hold its assets through Colony NorthStar's operating partnership. Accordingly, if an investment in which Colony NorthStar owns an interest is characterized as a TMP and thus a separate corporation, Colony NorthStar may be unable to comply with the REIT asset tests that restrict its ability to own most corporations. A portion of the REIT's income from a TMP arrangement that is not taxed as a separate corporation, which might be non-cash accrued income, could be treated as "excess inclusion income." The manner in which excess inclusion income is calculated is not clear under current law. However, as required by IRS guidance, Colony NorthStar intends to make such determinations based on what it believes to be a reasonable method. Under the IRS guidance, a REIT's excess inclusion income, including any excess inclusion income from a residual interest in a REMIC, must be allocated among its stockholders in proportion to dividends paid. A REIT is required to notify stockholders of the amount of "excess inclusion income" allocated to them. A stockholder's share of excess inclusion income:

  •
  cannot be offset by any net operating losses otherwise available to the stockholder;

  •
  in the case of a stockholder that is a REIT, a regulated investment company or a common trust fund or other pass-through entity, is considered excess inclusion income of such entity;

  •
  is subject to tax as unrelated business taxable income in the hands of most types of stockholders that are otherwise generally exempt from U.S. federal income tax;

  •
  results in the application of U.S. federal income tax withholding at the maximum rate (30%), without reduction for any otherwise applicable income tax treaty or other exemption, to the extent allocable to most types of non-U.S. stockholders; and

  •
  is taxable (at the highest corporate tax rate, currently 35%) to the REIT, rather than its stockholders, to the extent allocable to the REIT's stock held in record name by disqualified organizations (generally, tax-exempt entities not subject to unrelated business income tax, including governmental organizations).

                Tax-exempt investors, regulated investment company or REIT investors, non-U.S. investors and taxpayers with net operating losses should carefully consider the tax consequences described above, and are urged to consult their tax advisors.

Gross Income Tests

                Colony NorthStar must satisfy two gross income tests annually to qualify as a REIT. First, at least 75% of Colony NorthStar's gross income for each taxable year must consist of defined types of income that it derives, directly or indirectly, from investments relating to real property or mortgages on real property or qualified temporary investment income. Qualifying income for purposes of the 75% gross income test generally includes:

  •
  rents from real property;

  •
  interest on debt secured by mortgages on real property or on interests in real property;

  •
  dividends or other distributions on, and gain from the sale of, shares in other REITs;

  •
  gain from the sale of real estate assets;

  •
  income and gain derived from foreclosure property;

  •
  income derived from a REMIC in proportion to the real estate assets held by the REMIC, unless at least 95% of the REMIC's assets are real estate assets, in which case all of the income derived from the REMIC; and

  •
  income derived from the temporary investment of new capital that is attributable to the issuance of Colony NorthStar stock or a public offering of its debt with a maturity date of at least five years and that it receives during the one-year period beginning on the date on which it received such new capital.

                Although a debt instrument issued by a "publicly offered REIT" (i.e., a REIT that is required to file annual and periodic reports with the SEC under the Exchange Act) is treated as a "real estate asset" for purposes of the asset tests, the interest income and gain from the sale of such debt instruments is not treated as qualifying income for the 75% gross income test unless the debt instrument is secured by real property or an interest in real property.

                Second, in general, at least 95% of Colony NorthStar's gross income for each taxable year must consist of income that is qualifying income for purposes of the 75% gross income test, other types of interest and dividends, gain from the sale or disposition of stock or securities or any combination of these. For purposes of the 95% gross income test, gain from the sale of securities includes gain from the sale of a debt instrument issued by a "publicly offered REIT" even if not secured by real property or an interest in real property. Gross income from the sale of property that Colony NorthStar holds primarily for sale to customers in the ordinary course of business and cancellation of indebtedness, which we refer to as COD, income is excluded from both the numerator and the denominator in both income tests. In addition, income and gain from "qualified hedging transactions," as defined below in "—Hedging Transactions," that are clearly and timely identified as such are excluded from both the numerator and the denominator for purposes of the 75% and 95% gross income tests. In addition, certain foreign currency gains are excluded from gross income for purposes of one or both of the gross income tests. Refer below to the section entitled "—Foreign Currency Gain." The following paragraphs discuss the specific application of the gross income tests to Colony NorthStar.

    Rents from Real Property

                Rent that Colony NorthStar receives from its real property will qualify as "rents from real property" which is qualifying income for purposes of the 75% and 95% gross income tests, only if the following conditions are met:

  •
  First, the rent must not be based, in whole or in part, on the income or profits of any person. However, an amount received or accrued generally will not be excluded from rents from real property solely by reason of being based on fixed percentages of receipts or sales.

  •
  Second, rents Colony NorthStar receives from a "related party tenant" will not qualify as rents from real property in satisfying the gross income tests unless the tenant is a TRS, and either: (i) at least 90% of the property is leased to unrelated tenants and the rent paid by the TRS is substantially comparable to the rent paid by the unrelated tenants for comparable space; or (ii) the TRS leases a qualified lodging facility or qualified health care property and engages an eligible independent contractor, as defined above in "—Taxable REIT Subsidiaries," to operate such facility or property on its behalf. A tenant is a related party tenant if the REIT, or an actual or constructive owner of 10% or more of the REIT, actually or constructively owns 10% or more of the tenant.

  •
  Third, if rent attributable to personal property leased in connection with a lease of real property is 15% or less of the total rent received under the lease, then the rent attributable to personal property will qualify as rents from real property. However, if the 15% threshold is exceeded, the rent attributable to personal property will not qualify as rents from real property.

  •
  Fourth, Colony NorthStar generally must not operate or manage its real property or furnish or render services to its tenants, other than through an "independent contractor" who is adequately compensated and from whom Colony NorthStar does not derive revenue. However, Colony NorthStar may provide services directly to tenants if the services are "usually or customarily rendered" in connection with the rental of space for occupancy only and are not considered to be provided for the tenants' convenience. In addition, Colony NorthStar may provide a minimal amount of "noncustomary" services to the tenants of a property, other than through an independent contractor, as long as its income from the services (valued at not less than 150% of Colony NorthStar's direct cost of performing such services) does not exceed 1% of its income from the related property. Furthermore, Colony NorthStar may own up to 100% of the stock of a TRS which may provide customary and noncustomary services to its tenants without tainting its rental income for the related properties. Refer to the section entitled "—Taxable REIT Subsidiaries."

                Unless Colony NorthStar determines that the resulting nonqualifying income under any of the following circumstances, taken together with all other nonqualifying income earned by it in the taxable year, will not jeopardize its qualification as a REIT, Colony NorthStar does not intend to:

  •
  derive rental income attributable to personal property other than personal property leased in connection with the lease of real property, the amount of which is less than 15% of the total rent received under the lease;

  •
  rent any property to a related party tenant, including, except with respect to qualified health care properties and qualified lodging facilities, a TRS;

  •
  charge rent for any property that is based in whole or in part on the income or profits of any person, except by reason of being based on a fixed percentage or percentages of receipts or sales, as described above; or

  •
  directly perform services considered to be noncustomary or provided for the tenant's convenience.

                With respect to Colony NorthStar's health care properties and lodging facilities leased to one of its TRSs, for the rent paid pursuant to the leases to constitute "rents from real property," the leases must be respected as true leases for U.S. federal income tax purposes. Accordingly, the leases cannot be treated as service contracts, joint ventures or some other type of arrangement. The determination of whether the leases are true leases for U.S. federal income tax purposes depends upon an analysis of all the surrounding facts and circumstances. In making such a determination, courts have considered a variety of factors, including the following:

  •
  the intent of the parties;

  •
  the form of the agreement;

  •
  the degree of control over the property that is retained by the property owner (for example, whether the lessee has substantial control over the operation of the property or whether the lessee was required simply to use its best efforts to perform its obligations under the agreement); and

  •
  the extent to which the property owner retains the risk of loss with respect to the property (for example, whether the lessee bears the risk of increases in operating expenses or the risk of damage to the property) or the potential for economic gain with respect to the property.

                In addition, Section 7701(e) of the Code provides that a contract that purports to be a service contract or a partnership agreement is treated instead as a lease of property if the contract is properly treated as such, taking into account all relevant factors. Since the determination of whether a service contract should be treated as a lease is inherently factual, the presence or absence of any single factor may not be dispositive in every case.

                Colony NorthStar intends to structure its health care property and lodging facility leases to qualify as true leases for U.S. federal income tax purposes. For example, with respect to the leases, generally:

  •
  the property owning entity and the lessee intend for their relationship to be that of a lessor and lessee, and such relationship will be documented by a lease agreement;

  •
  the lessee has the right to exclusive possession and use and quiet enjoyment of the property covered by the lease during the term of the lease;

  •
  the lessee bears the cost of, and is responsible for, day-to-day maintenance and repair of the property other than the cost of certain capital expenditures, and dictates through the property manager, who works for the lessee during the terms of the lease, how the property is operated and maintained;

  •
  the lessee bears all of the costs and expenses of operating the property, including the cost of any inventory used in their operation, during the term of the lease, other than the cost of certain furniture, fixtures and equipment, and certain capital expenditures;

  •
  the lessee benefits from any savings and bears the burdens of any increases in the costs of operating the property during the term of the lease;

  •
  in the event of damage or destruction to a property, the lessee will be at economic risk because it will bear the economic burden of the loss in income from operation of the property subject to the right, in certain circumstances, to terminate the lease if the lessor does not restore the property to its prior condition;

  •
  the lessee generally indemnifies the lessor against all liabilities imposed on the lessor during the term of the lease by reason of (A) injury to persons or damage to property occurring at the property or (B) the lessee's use, management, maintenance or repair of the property;

  •
  the lessee is obligated to pay, at a minimum, substantial base rent for the period of use of the property under the lease;

  •
  the lessee stands to incur substantial losses or reap substantial gains depending on how successfully it, through the property manager, who works for the lessee during the terms of the leases, operates the property;

  •
  the lease enables the tenant to derive a meaningful profit, after expenses and taking into account the risks associated with the lease, from the operation of the property during the term of the lease; and

  •
  upon termination of the lease, the property will be expected to have a remaining useful life equal to at least 20% of its expected useful life on the date the lease is entered into, and a fair market value equal to at least 20% of its fair market value on the date the lease was entered into.

                If, however, a lease were recharacterized as a service contract or partnership agreement, rather than a true lease, or disregarded altogether for tax purposes, all or part of the payments that the lessor receives from the lessee would not be considered rent and would not otherwise satisfy the various requirements for qualification as "rents from real property."

                As indicated above, "rents from real property" must not be based in whole or in part on the income or profits of any person. Colony NorthStar intends to structure its health care property and lodging facility leases such that the leases provide for periodic payments of a specified base rent plus, to the extent that it exceeds the base rent, additional rent which is calculated based upon the gross revenues of the facilities subject to the lease, plus certain other amounts. Payments made pursuant to these leases should qualify as "rents from real property" since they are generally based on either fixed dollar amounts or on specified percentages of gross sales fixed at the time the leases were entered into. The foregoing assumes that the leases will not be renegotiated during their term in a manner that has the effect of basing either the percentage rent or base rent on income or profits.

                The foregoing also assumes that the leases are not in reality used as a means of basing rent on income or profits. More generally, the rent payable under the leases will not qualify as "rents from real property" if, considering the leases and all the surrounding circumstances, the arrangement does not conform with normal business practice. It is Colony NorthStar's intention not to renegotiate the percentages used to determine the percentage rent during the terms of the leases in a manner that has the effect of basing rent on income or profits. In addition, Colony NorthStar intends to structure its leases to ensure that the rental provisions and other terms of the leases conform with normal business practice and are not intended to be used as a means of basing rent on income or profits.

                Colony NorthStar expects to lease certain items of personal property to its TRS lessees in connection with its lodging facility leases. Under the Code, if a lease provides for the rental of both real and personal property and the portion of the rent attributable to personal property is 15% or less of the total rent due under the lease, then all rent paid pursuant to such lease qualifies as "rents from real property." If, however, a lease provides for the rental of both real and personal property, and the portion of the rent attributable to personal property exceeds 15% of the total rent due under the lease, then no portion of the rent that is attributable to personal property will qualify as "rents from real property." The amount of rent attributable to personal property is the amount that bears the same ratio to total rent for the taxable year as the average of the fair market value of the personal property at the beginning and end of the year bears to the average of the aggregate fair market value of both the real and personal property at the beginning and end of such year. Colony NorthStar expects that, with respect to its lodging facility leases, either the amount of rent attributable to personal property will not exceed 15% of the total rent due under the lease (determined under the law in effect for the applicable period), or, if the rent attributable to personal property constitutes nonqualifying income, such amounts, when taken together with all other nonqualifying income earned by Colony NorthStar, will not jeopardize its qualification as a REIT.

    Interest

                The term "interest," as defined for purposes of both gross income tests, generally excludes any amount that is based, in whole or in part, on the income or profits of any person. However, interest generally includes the following:

  •
  an amount that is based on a fixed percentage or percentages of receipts or sales; and

  •
  an amount that is based on the income or profits of a debtor, as long as the debtor derives substantially all of its income from the real property securing the debt from leasing substantially all of its interest in the property and only to the extent that the amounts received by the debtor would be qualifying "rents from real property" if received directly by a REIT.

                If a loan contains a provision that entitles a REIT to a percentage of the borrower's gain upon the sale of the real property securing the loan or a percentage of the appreciation in the property's value as of a specific date, income attributable to that loan provision will be treated as gain from the sale of the property securing the loan, which generally is qualifying income for purposes of both gross income tests, provided that the property is not inventory or dealer property in the hands of the borrower or the REIT.

                Interest on debt secured by mortgages on real property or on interests in real property (including, in the case of a loan secured by real property and personal property, such personal property to the extent that it does not exceed 15% of the total fair market value of all such property securing the loan), including, for this purpose, prepayment penalties, loan assumption fees and late payment charges that are not compensation for services, generally is qualifying income for purposes of the 75% gross income test. In general, under applicable Treasury Regulations, if a loan is secured by real property and other property and the highest principal amount of the loan outstanding during a taxable year exceeds the fair market value of the real property securing the loan determined as of: (i) the date Colony NorthStar agreed to acquire or originate the loan; or (ii) as discussed further below, in the event of a "significant modification," the date Colony NorthStar modified the loan, then a portion of the interest income from such loan will not be qualifying income for purposes of the 75% gross income test, but will be qualifying income for purposes of the 95% gross income test. The portion of the interest income that will not be qualifying income for purposes of the 75% gross income test will be equal to the portion of the principal amount of the loan that is not secured by real property—that is, the amount by which the loan exceeds the value of the real property that is security for the loan. As discussed further below, IRS guidance provides that Colony NorthStar does not need to redetermine fair market value of the real property securing the loan in connection with a loan modification that is occasioned by a borrower default or made at a time when Colony NorthStar reasonably believes that the modification to the loan will substantially reduce a significant risk of default on the loan.

                Colony NorthStar may invest in loans secured by real property that is under construction or being significantly improved, in which case the value of the real estate that is security for the loan will be the fair market value of the land plus the reasonably estimated cost of the improvements or developments (including, in the case of a loan secured by real property and personal property, such personal property to the extent that it does not exceed 15% of the total fair market value of all such property securing the loan) which will secure the loans and which are to be constructed from proceeds of the loan.

                Colony NorthStar intends to originate and acquire mezzanine loans, which are loans secured by equity interests in an entity that directly or indirectly owns real property, rather than by a direct mortgage of the real property. In Revenue Procedure 2003-65, the IRS established a safe harbor under which loans secured by a first priority security interest in ownership interests in a partnership or limited liability company owning real property will be treated as real estate assets for purposes of the REIT asset tests described below, and interest derived from those loans will be treated as qualifying income for both the 75% and 95% gross income tests, provided several requirements are satisfied.

                Although the Revenue Procedure provides a safe harbor on which taxpayers may rely, it does not prescribe rules of substantive tax law. Moreover, Colony NorthStar expects that some of its mezzanine loans may not meet all of the requirements for reliance on the safe harbor. To the extent any mezzanine loans that Colony NorthStar originates or acquires do not qualify for the safe harbor described above, the interest income from the loans will be qualifying income for purposes of the 95% gross income test, but there is a risk that such interest income will not be qualifying income for purposes of the 75% gross income test. Colony NorthStar intends to invest in mezzanine loans in a manner that will enable it to satisfy the REIT gross income and asset tests.

                Colony NorthStar and its subsidiaries also expect to hold certain participation interests, or subordinated mortgage interests, in mortgage loans and mezzanine loans originated by other lenders. A subordinated mortgage interest is an interest created in an underlying loan by virtue of a participation or similar agreement, to which the originator of the loan is a party, along with one or more participants. The borrower on the underlying loan is typically not a party to the participation agreement. The performance of a participant's investment depends upon the performance of the underlying loan and if the underlying borrower defaults, the participant typically has no recourse against the originator of the loan. The originator often retains a senior position in the underlying loan and grants junior participations, which will be a first loss position in the event of a default by the borrower. Colony NorthStar expects that its (and its subsidiaries') participation interests generally will qualify as real estate assets for purposes of the REIT asset tests described below and that interest derived from such investments generally will be treated as qualifying interest for purposes of the 75% gross income test. The appropriate treatment of participation interests for U.S. federal income tax purposes is not entirely certain, however, and no assurance can be given that the IRS will not challenge Colony NorthStar's treatment of its participation interests.

                Many of the terms of the mortgage loans, mezzanine loans and subordinated mortgage interests and the loans supporting the mortgage-backed securities that Colony NorthStar expects to acquire have been modified and may in the future be modified. Under the Code, if the terms of a loan are modified in a manner constituting a "significant modification," such modification triggers a deemed exchange of the original loan for the modified loan. IRS Revenue Procedure 2014-51 provides a safe harbor pursuant to which Colony NorthStar will not be required to redetermine the fair market value of the real property securing a loan for purposes of the gross income and asset tests in connection with a loan modification that is: (i) occasioned by a borrower default; or (ii) made at a time when Colony NorthStar reasonably believes that the modification to the loan will substantially reduce a significant risk of default on the original loan. No assurance can be provided that all of Colony NorthStar's loan modifications will qualify for the safe harbor in Revenue Procedure 2014-51. To the extent Colony NorthStar significantly modifies loans in a manner that does not qualify for that safe harbor, it will be required to redetermine the value of the real property securing the loan at the time it was significantly modified. In determining the value of the real property securing such a loan, Colony NorthStar generally will not obtain third-party appraisals but rather will rely on internal valuations. No assurance can be provided that the IRS will not successfully challenge Colony NorthStar's internal valuations. If the terms of Colony NorthStar's mortgage loans, mezzanine loans and subordinated mortgage interests and loans supporting its mortgage-backed securities are significantly modified in a manner that does not qualify for the safe harbor in Revenue Procedure 2014-51 and the fair market value of the real property securing such loans has decreased significantly, Colony NorthStar could fail the 75% gross income test, the 75% asset test and/or the 10% value test.

                Colony NorthStar and its subsidiaries also may acquire distressed mortgage loans. Revenue Procedure 2014-51 provides that the IRS will treat distressed mortgage loans acquired by a REIT that are secured by real property and other property as producing in part non-qualifying income for the 75% gross income test. Specifically, Revenue Procedure 2014-51 indicates that interest income on such a distressed mortgage loan will be treated as qualifying income based on the ratio of: (i) the fair market value of the real property securing the debt determined as of the date the REIT committed to acquire the loan; and (ii) the face amount of the loan (and not the purchase price or current value of the debt). The face amount of a distressed mortgage loan will typically exceed the fair market value of the real property securing the mortgage loan on the date the REIT commits to acquire the loan. It is unclear how the safe harbor in Revenue Procedure 2014-51 is affected by the recent legislative changes regarding the treatment of personal property securing a mortgage loan. Colony NorthStar intends to invest in distressed mortgage loans in a manner that consistent with qualifying as a REIT.

                Colony NorthStar and its subsidiaries expect to succeed to certain sale and repurchase agreements under which it nominally sells certain mortgage assets to a counterparty and simultaneously enters into an agreement to repurchase the sold assets. Based on positions the IRS has taken in analogous situations, Colony NorthStar believes that it will be treated for purposes of the REIT gross income and asset tests (refer below to the section entitled "—Asset Tests") as the owner of the mortgage assets that are the subject of any such agreement notwithstanding that record ownership of the assets is transferred to the counterparty during the term of the agreement. It is possible, however, that the IRS could assert that Colony NorthStar does not own the mortgage assets during the term of the sale and repurchase agreement, in which case its ability to qualify as a REIT could be adversely affected.

                Colony NorthStar may invest in agency securities that are pass-through certificates. Colony NorthStar expects that any such agency securities will be treated as either interests in a grantor trust or as interests in a REMIC for U.S. federal income tax purposes and that all interest income from such agency securities will be qualifying income for the 95% gross income test. In the case of agency securities treated as interests in grantor trusts, Colony NorthStar would be treated as owning an undivided beneficial ownership interest in the mortgage loans held by the grantor trust. The interest on such mortgage loans would be qualifying income for purposes of the 75% gross income test to the extent that such loan is secured by real property, as discussed above. In the case of agency securities treated as interests in a REMIC, income derived from such REMIC interests generally will be treated as qualifying income for purposes of the 75% gross income test. As discussed above, however, if less than 95% of the assets of the REMIC are real estate assets then only a proportionate part of the income derived from Colony NorthStar's interest in the REMIC will qualify for purposes of the 75% gross income tests. To the extent that a REMIC interest includes an imbedded interest swap or cap contract or other derivative instrument, such derivative instrument could produce nonqualifying income for purposes of the 75% gross income test. Colony NorthStar expects that substantially all of its income from agency securities will be qualifying income for purposes of the 75% and 95% gross income tests.

    Dividends; Subpart F Income

                Colony NorthStar's share of any dividends received from any corporation (including any TRS, but excluding any REIT) in which it owns an equity interest will qualify for purposes of the 95% gross income test but not for purposes of the 75% gross income test. Colony NorthStar's share of any dividends received from any other REIT in which it owns an equity interest, including any subsidiary REIT, will be qualifying income for purposes of both gross income tests.

                In addition, Colony NorthStar may be required to include in gross income its share of "Subpart F income" of one or more foreign (non-U.S.) corporations in which it invests, including its foreign TRSs, regardless of whether it receives distributions from such corporations. Colony NorthStar will treat certain income inclusions received with respect to equity investments in foreign TRSs as qualifying income for purposes of the 95% gross income test but not the 75% gross income test. The IRS has issued private letter rulings to other taxpayers concluding that similar income inclusions will be treated as qualifying income for purposes of the 95% gross income test. Those private letter rulings can only be relied upon by the taxpayers to whom they were issued. No assurance can be provided that the IRS will not successfully challenge Colony NorthStar's treatment of such income inclusions.

    Fee Income

                Colony NorthStar expects to receive various fees in connection with its operations. Fee income will be qualifying income for purposes of both the 75% and 95% gross income tests if it is received in consideration for entering into an agreement to make a loan secured by real property, and the fees are not determined by income and profits. Other fees, such as origination and servicing fees, fees for acting as a broker-dealer and fees for managing investments for third parties, are not qualifying income for purposes of either gross income test. Any fees earned by a TRS are not included for purposes of the gross income tests.

    Hedging Transactions

                From time to time, Colony NorthStar and its subsidiaries expect to enter into hedging transactions with respect to one or more of its assets or liabilities. Colony NorthStar's hedging activities may include entering into interest rate swaps, caps and floors, options to purchase such items and futures and forward contracts. Income and gain from "qualified hedging transactions" are excluded from gross income for purposes of the 75% and 95% gross income tests. A "qualified hedging transaction" includes: (i) any transaction entered into in the normal course of Colony NorthStar's trade or business primarily to manage the risk of interest rate, price changes or currency fluctuations with respect to borrowings made or to be made, or ordinary obligations incurred or to be incurred, to acquire or carry real estate assets; (ii) any transaction entered into primarily to manage the risk of currency fluctuations with respect to any item of income or gain that would be qualifying income under the 75% or 95% gross income test (or any property which generates such income or gain); and (iii) any transaction entered into to "offset" a transaction described in (i) or (ii) if a portion of the hedged indebtedness is extinguished or the related property disposed of. Colony NorthStar will be required to clearly identify any such hedging transaction before the close of the day on which it was acquired, originated or entered into and to satisfy other identification requirements in order to be treated as a qualified hedging transaction. Colony NorthStar intends to structure any hedging transactions in a manner that does not jeopardize its qualification as a REIT.

    COD Income

                From time to time, Colony NorthStar and its subsidiaries may recognize COD income, in connection with repurchasing debt at a discount. COD income is excluded from gross income for purposes of both the 75% and 95% gross income tests.

    Foreign Currency Gain

                Certain foreign currency gains will be excluded from gross income for purposes of one or both of the gross income tests. "Real estate foreign exchange gain" will be excluded from gross income for purposes of the 75% gross income test. Real estate foreign exchange gain generally includes foreign currency gain attributable to any item of income or gain that is qualifying income for purposes of the 75% gross income test, foreign currency gain attributable to the acquisition or ownership of (or becoming or being the obligor under) obligations and certain foreign currency gain attributable to certain "qualified business units" of a REIT. "Passive foreign exchange gain" will be excluded from gross income for purposes of the 95% gross income test. Passive foreign exchange gain generally includes real estate foreign exchange gain as described above and also includes foreign currency gain attributable to any item of income or gain that is qualifying income for purposes of the 95% gross income test and foreign currency gain attributable to the acquisition or ownership of (or becoming or being the obligor under) obligations secured by mortgages on real property or on interests in real property. Because passive foreign exchange gain includes real estate foreign exchange gain, real estate foreign exchange gain is excluded from gross income for purposes of both the 75% and 95% gross income tests. These exclusions for real estate foreign exchange gain and passive foreign exchange gain do not apply to any certain foreign currency gain derived from dealing, or engaging in substantial and regular trading, in securities. Such gain is treated as nonqualifying income for purposes of both the 75% and 95% gross income tests.

    Prohibited Transactions

                A REIT will incur a 100% tax on the net income derived from any sale or other disposition of property, other than foreclosure property, that the REIT holds primarily for sale to customers in the ordinary course of a trade or business. Colony NorthStar expects that none of its assets will be held primarily for sale to customers and that a sale of any of its assets will not be in the ordinary course of its business. Whether a REIT holds an asset "primarily for sale to customers in the ordinary course of a trade or business" depends, however, on the facts and circumstances in effect from time to time, including those related to a particular asset. A safe harbor to the characterization of the sale of property by a REIT as a prohibited transaction and the 100% prohibited transaction tax is available if the following requirements are met:

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  the REIT has held the property for not less than two years;

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  the aggregate expenditures made by the REIT, or any partner of the REIT, during the two-year period preceding the date of the sale that are includable in the basis of the property do not exceed 30% of the selling price of the property;

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  either: (i) during the year in question, the REIT did not make more than seven sales of property other than foreclosure property or sales to which Section 1031 or 1033 of the Code applies; (ii) the aggregate adjusted bases of all such properties sold by the REIT during the year did not exceed 10% of the aggregate bases of all of the assets of the REIT at the beginning of the year; (iii) the aggregate fair market value of all such properties sold by the REIT during the year did not exceed 10% of the aggregate fair market value of all of the assets of the REIT at the beginning of the year; (iv)(A) the aggregate adjusted tax bases of all such properties sold by the REIT during the year did not exceed 20% of the aggregate adjusted bases of all property of the REIT at the beginning of the year and (B) the three-year average percentage of properties sold by the REIT compared to all the REIT's properties (measured by adjusted bases) taking into account the current and two prior years did not exceed 10%; or (v)(A) the aggregate fair market value of all such properties sold by the REIT during the year did not exceed 20% of the aggregate fair market value of all property of the REIT at the beginning of the year and (B) the three-year average percentage of properties sold by the REIT compared to all the REIT's properties (measured by fair market value) taking into account the current and two prior years did not exceed 10%;

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  in the case of property not acquired through foreclosure or lease termination, the REIT has held the property for at least two years for the production of rental income; and

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  if the REIT has made more than seven sales of non-foreclosure property during the taxable year, substantially all of the marketing and development expenditures with respect to the property were made through an independent contractor from whom the REIT derives no income or a TRS.

                No assurance can be given that any property that Colony NorthStar sells will not be treated as property held "primarily for sale to customers in the ordinary course of a trade or business" or that Colony NorthStar will be able to comply with the safe harbor when disposing of assets. The 100% tax will not apply to gains from the sale of property that is held through a TRS or other taxable corporation, although such income will be taxed to the corporation at regular corporate income tax rates. Colony NorthStar intends to structure its activities to avoid transactions that would result in a material amount of prohibited transaction tax.

    Foreclosure Property

                Colony NorthStar will be subject to tax at the maximum corporate rate on any income from foreclosure property, which includes certain foreign currency gains and related deductions recognized, other than income that otherwise would be qualifying income for purposes of the 75% gross income test, less expenses directly connected with the production of that income. However, gross income from foreclosure property will qualify under the 75% and 95% gross income tests. Foreclosure property is any real property, including interests in real property, and any personal property incident to such real property:

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  that is acquired by a REIT as the result of the REIT having bid on such property at foreclosure or having otherwise reduced such property to ownership or possession by agreement or process of law, after there was a default or default was imminent on a lease of such property or on indebtedness that such property secured;

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  for which the related loan was acquired by the REIT at a time when the default was not imminent or anticipated; and

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  for which the REIT makes a proper election to treat the property as foreclosure property.

                A REIT will not be considered to have foreclosed on a property where the REIT takes control of the property as a mortgagee-in-possession and cannot receive any profit or sustain any loss except as a creditor of the mortgagor. Property generally ceases to be foreclosure property at the end of the third taxable year following the taxable year in which the REIT acquired the property or longer if an extension is granted by the Secretary of the Treasury. However, this grace period terminates and foreclosure property ceases to be foreclosure property on the first day:

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  on which a lease is entered into for the property that, by its terms, will give rise to income that does not qualify for purposes of the 75% gross income test, or any amount is received or accrued, directly or indirectly, pursuant to a lease entered into on or after such day that will give rise to income that does not qualify for purposes of the 75% gross income test;

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  on which any construction takes place on the property, other than completion of a building or any other improvement, where more than 10% of the construction was completed before default became imminent; or

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  which is more than 90 days after the day on which the REIT acquired the property and the property is used in a trade or business which is conducted by the REIT, other than through an independent contractor from whom the REIT itself does not derive or receive any income or a TRS.

                Colony NorthStar may acquire properties as a result of foreclosure or otherwise reducing the property to ownership when default has occurred or is imminent and may make foreclosure property elections with respect to some or all of those properties if such election is available (which may not be the case with respect to acquired "distressed loans").

    Cash/Income Differences/Phantom Income

                Due to the nature of the assets in which Colony NorthStar intends to invest, Colony NorthStar may be required to recognize taxable income from those assets in advance of its receipt of cash flow on or proceeds from disposition of such assets, and may be required to report taxable income in early periods that exceeds the economic income ultimately realized on such assets.

                Colony NorthStar may acquire debt instruments in the secondary market for less than their face amount. The amount of such discount generally will be treated as "market discount" for U.S. federal income tax purposes. Colony NorthStar may elect to include in taxable income accrued market discount as it accrues rather than as it is realized for economic purposes, resulting in phantom income. Principal payments on certain loans are made monthly, and consequently accrued market discount may have to be included in income each month as if the debt instrument were assured of ultimately being collected in full. If Colony NorthStar collects less on the debt instrument than its purchase price plus the market discount it had previously reported as income, it may not be able to benefit from any offsetting loss deductions.

                Colony NorthStar may acquire mortgage-backed securities that have been issued with original issue discount. In general, Colony NorthStar will be required to accrue original issue discount based on the constant yield to maturity of the mortgage-backed security, and to treat it as taxable income in accordance with applicable U.S. federal income tax rules even though smaller or no cash payments are received on such debt instrument. As in the case of the market discount discussed in the preceding paragraph, the constant yield in question will be determined and Colony NorthStar will be taxed based on the assumption that all future payments due on the mortgage-backed security in question will be made. If all payments on the mortgage-backed securities are not made, Colony NorthStar may not be able to benefit from any offsetting loss deductions.

                In addition, pursuant to its investment strategy, Colony NorthStar may acquire distressed debt instruments and subsequently modify such instruments by agreement with the borrower. If the amendments to the outstanding debt are "significant modifications" under the applicable Treasury

Regulations, the modified debt may be considered to have been reissued to Colony NorthStar in a debt-for-debt exchange with the borrower. In that event, Colony NorthStar may be required to recognize income to the extent the principal amount of the modified debt exceeds its adjusted tax basis in the unmodified debt, and would hold the modified loan with a cost basis equal to its principal amount for federal tax purposes. To the extent that such modifications are made with respect to a debt instrument held by a TRS treated as a dealer, as described above, such a TRS would be required at the end of each taxable year, including the taxable year in which such modification was made, to mark the modified debt instrument to its fair market value as if the debt instrument were sold. In that case, the TRS generally would recognize a loss at the end of the taxable year in which the modifications were made to the extent the fair market value of such debt instrument were less than its principal amount after the modification.

                In addition, in the event that any debt instruments or mortgage-backed securities acquired by Colony NorthStar are delinquent as to mandatory principal and interest payments, or in the event payments with respect to a particular debt instrument are not made when due, Colony NorthStar may nonetheless be required to continue to recognize the unpaid interest as taxable income. Similarly, Colony NorthStar may be required to accrue interest income with respect to subordinate mortgage-backed securities at the stated rate regardless of whether corresponding cash payments are received.

                Colony NorthStar may also be required under the terms of indebtedness that it incurs to private lenders or otherwise to use cash received from interest payments to make principal payments on that indebtedness, with the effect of recognizing income but not having a corresponding amount of cash available for distribution to holders of its securities.

                Due to each of these potential timing differences between income recognition or expense deduction and cash receipts or disbursements, there is a significant risk that Colony NorthStar may have substantial taxable income in excess of cash available for distribution. In that event, Colony NorthStar may need to borrow funds or take other action to satisfy the REIT distribution requirements for the taxable year in which this "phantom income" is recognized. Refer below to the section entitled "—Distribution Requirements."

    Failure to Satisfy the Gross Income Tests

                If Colony NorthStar fails to satisfy one or both of the gross income tests for any taxable year, it nevertheless may qualify as a REIT for that year if it qualifies for relief under certain provisions of the U.S. federal income tax laws. Those relief provisions are available if:

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  Colony NorthStar's failure to meet those tests is due to reasonable cause and not to willful neglect; and

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  following such failure for any taxable year, Colony NorthStar files a schedule of the sources of its income with the IRS.

                Colony NorthStar cannot predict, however, whether in all circumstances it would qualify for the relief provisions. In addition, as discussed above in the section entitled "—Taxation of Colony NorthStar," even if the relief provisions apply, Colony NorthStar would incur a 100% tax on the gross income attributable to the greater of the amount by which it fails the 75% or 95% gross income test, in each case, multiplied by a fraction intended to reflect its profitability.

Asset Tests

                To qualify as a REIT, Colony NorthStar also must satisfy the following asset tests at the end of each quarter of each taxable year. First, at least 75% of the value of its total assets must consist of:

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  cash or cash items, including certain receivables and money market funds;

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  government securities;

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  interests in real property, including leaseholds, options to acquire real property and leaseholds, and personal property to the extent such personal property is leased in connection with real property and rents attributable to such personal property are treated as "rents from real property";

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  interests in mortgage loans secured by real property;

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  stock in other REITs and debt instruments issued by "publicly offered REITs";

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  investments in stock or debt instruments during the one-year period following Colony NorthStar's receipt of new capital that it raises through equity offerings or public offerings of debt with at least a five-year term; and

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  regular or residual interests in a REMIC. However, if less than 95% of the assets of a REMIC consist of assets that are qualifying real estate-related assets under the U.S. federal income tax laws, determined as if Colony NorthStar held such assets, Colony NorthStar will be treated as holding directly its proportionate share of the assets of such REMIC.

                Second, of Colony NorthStar's investments not included in the 75% asset class, the value of its interest in any one issuer's securities may not exceed 5% of the value of its total assets, which we refer to as the 5% asset test.

                Third, of Colony NorthStar investments not included in the 75% asset class, it may not own more than 10% of the voting power or value of any one issuer's outstanding securities, which we refer to as the 10% vote or value test.

                Fourth, no more than 25% (20% for taxable years beginning after December 31, 2017) of the value of Colony NorthStar's total assets may consist of the securities of one or more TRSs.

                Fifth, no more than 25% of the value of Colony NorthStar's total assets may consist of the securities of TRSs and other non-TRS taxable subsidiaries and other assets that are not qualifying assets for purposes of the 75% asset test, which we refer to as the 25% securities test.

                Sixth, no more than 25% of the value of Colony NorthStar's total assets may consist of debt instruments issued by "publicly offered REITs" to the extent such debt instruments are not secured by real property or interests in real property.

                For purposes of the 5% asset test, the 10% vote or value test and the 25% securities test, the term "securities" does not include stock in another REIT, debt of a "publicly offered REIT," equity or debt securities of a QRS or, in the case of the 5% asset test and 10% vote or value test, TRS debt or equity, mortgage loans or mortgage-backed securities that constitute real estate assets, or equity interests in a partnership. The term "securities," however, generally includes debt securities issued by a partnership or another REIT (other than a "publicly offered REIT"), except, for purposes of the 10% value test, the term "securities" does not include:

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  "Straight debt" securities, which is defined as a written unconditional promise to pay on demand or on a specified date a sum certain in money if: (i) the debt is not convertible, directly or indirectly, into equity; and (ii) the interest rate and interest payment dates are not contingent on profits, the borrower's discretion, or similar factors. "Straight debt" securities do not include any securities issued by a partnership or a corporation in which Colony NorthStar or any TRS in which Colony NorthStar owns more than 50% of the voting power or value of the shares hold non-"straight debt" securities that have an aggregate value of more than 1% of the issuer's outstanding securities. However, "straight debt" securities include debt subject to the following contingencies:

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  a contingency relating to the time of payment of interest or principal, as long as either: (i) there is no change to the effective yield of the debt obligation, other than a change to the annual yield that does not exceed the greater of 0.25% or 5% of the annual yield; or (ii) neither the aggregate issue price nor the aggregate face amount of the issuer's debt obligations held by Colony NorthStar exceeds $1 million and no more than 12 months of unaccrued interest on the debt obligations can be required to be prepaid; and

  o
  a contingency relating to the time or amount of payment upon a default or prepayment of a debt obligation, as long as the contingency is consistent with customary commercial practice;

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  Any loan to an individual or an estate;

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  Any "section 467 rental agreement" other than an agreement with a related party tenant;

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  Any obligation to pay "rents from real property";

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  Certain securities issued by governmental entities;

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  Any security issued by a REIT;

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  Any debt instrument issued by an entity treated as a partnership for U.S. federal income tax purposes in which Colony NorthStar is a partner to the extent of its proportionate interest in the equity and debt securities of the partnership; and

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  Any debt instrument issued by an entity treated as a partnership for U.S. federal income tax purposes not described in the preceding bullet points if at least 75% of the partnership's gross income, excluding income from prohibited transactions, is qualifying income for purposes of the 75% gross income test described above in the section entitled "—Gross Income Tests."

                For purposes of the 10% value test, Colony NorthStar's proportionate share of the assets of a partnership is its proportionate interest in any securities issued by the partnership, without regard to the securities described in the last two bullet points above.

                Colony NorthStar expects that its holdings of securities and other assets will comply with the foregoing asset tests, and it intends to monitor compliance on an ongoing basis. However, independent appraisals have not been obtained to support Colony NorthStar's conclusions as to the value of its assets or the value of any particular security or securities. Moreover, values of some assets, including instruments issued in collateralized debt obligation transactions, may not be susceptible to a precise determination, and values are subject to change in the future. Furthermore, the proper classification of an instrument as debt or equity for U.S. federal income tax purposes may be uncertain in some circumstances, which could affect the application of the asset tests. Accordingly, there can be no assurance that the IRS will not contend that Colony NorthStar's interests in its subsidiaries or in the securities of other issuers will not cause a violation of the asset tests.

                As described above, Revenue Procedure 2003-65 provides a safe harbor pursuant to which certain mezzanine loans secured by a first priority security interest in ownership interests in a partnership or limited liability company will be treated as qualifying assets for purposes of the 75% asset test (and therefore, are not subject to the 5% asset test and the 10% vote or value test). Refer to the section entitled "—Gross Income Tests." Colony NorthStar expects that some of its mezzanine loans may not qualify for that safe harbor. To the extent that Colony NorthStar determines that a mezzanine loan likely would not qualify for the safe harbor and also would not be excluded from the definition of securities for purposes of the 10% vote or value test or could cause Colony NorthStar not to satisfy the 75% or 5% assets tests, it would hold that mezzanine loan through a taxable REIT subsidiary.

                Colony NorthStar expects to invest in the stock of other entities that intend to qualify as REITs. Colony NorthStar believes that any stock that it will acquire in other REITs will be qualifying assets for purposes of the 75% asset test. If a REIT in which Colony NorthStar owns stock fails to qualify as a REIT in any year, however, the stock in such REIT will not be a qualifying asset for purposes of the 75% asset test. Instead, Colony NorthStar would be subject to the 5% asset test, the 10% vote or value test and the 25% securities test described above with respect to its investment in such a disqualified REIT. Consequently, if a REIT in which Colony NorthStar owns stock fails to qualify as a REIT, Colony NorthStar could fail one or more of the asset tests described above. To the extent Colony NorthStar invests in other REITs, it intends to do so in a manner that will enable it to continue to satisfy the REIT asset tests.

                As discussed above in the section entitled "—Gross Income Tests," Colony NorthStar and its subsidiaries may invest in distressed mortgage loans. In general, under the applicable Treasury Regulations, if a loan is secured by real property and other property and the highest principal amount of the loan outstanding during a taxable year exceeds the fair market value of the real property securing the loan as of: (i) the date Colony NorthStar agreed to acquire or originate the loan; or (ii) in the event of a significant modification, the date Colony NorthStar modified the loan, then a portion of the interest income from such a loan will not be qualifying income for purposes of the 75% gross income test but will be qualifying income for purposes of the 95% gross income test. Although the law is not entirely clear, a portion of the loan will also likely be a non-qualifying asset for purposes of the 75% asset test. The non-qualifying portion of such a loan would be subject to, among other requirements, the 10% vote or value test. IRS Revenue Procedure 2014-51 provides a safe harbor under which the IRS has stated that it will not challenge a REIT's treatment of a loan as being, in part, a qualifying real estate asset in an amount equal to the lesser of: (i) the fair market value of the loan on the relevant quarterly REIT asset testing date; or (ii) the greater of (A) the fair market value of the real property securing the loan on the relevant quarterly REIT asset testing date or (B) the fair market value of the real property securing the loan determined as of the date the REIT committed to originate or acquire the loan. It is unclear how the safe harbor in Revenue Procedure 2014-51 is affected by the recent legislative changes regarding the treatment of loans secured by both real property and personal property where the fair market value of the personal property does not exceed 15% of the sum of the fair market values of the real property and the personal property securing the loan. There can be no assurance that later interpretations of or any clarifications to this Revenue Procedure will be consistent with how Colony NorthStar currently is applying it to its REIT compliance analysis. Colony NorthStar intends to invest in distressed mortgage loans in a manner consistent with qualifying as a REIT.

                Also as discussed above, Colony NorthStar intends to invest in agency securities that are pass-through certificates. Colony NorthStar expects that the agency securities will be treated either as interests in grantor trusts or as interests in REMICs for U.S. federal income tax purposes. In the case of agency securities treated as interests in grantor trusts, Colony NorthStar would be treated as owning an undivided beneficial ownership interest in the mortgage loans held by the grantor trust. Such mortgage loans generally will qualify as real estate assets to the extent that they are secured by real property. Colony NorthStar expects that substantially all of its agency securities treated as interests in a grantor trust will qualify as real estate assets. In the case of agency securities treated as interests in a REMIC, such interests generally will qualify as real estate assets. If less than 95% of the assets of a REMIC are real estate assets, however, then only a proportionate part of Colony NorthStar's interest in the REMIC will qualify as a real estate asset. To the extent that Colony NorthStar holds mortgage participations or mortgage-backed securities that do not represent interests in a grantor trust or REMIC interests, such assets may not qualify as real estate assets depending upon the circumstances and the specific structure of the investment.

                Colony NorthStar intends to monitor the status of its assets for purposes of the various asset tests. If Colony NorthStar fails to satisfy the asset tests at the end of a calendar quarter, it will not lose its REIT qualification if:

  •
  Colony NorthStar satisfied the asset tests at the end of the preceding calendar quarter; and

  •
  the discrepancy between the value of Colony NorthStar's assets and the asset test requirements arose from changes in the market values of its assets and was not wholly or partly caused by the acquisition of one or more non-qualifying assets.

                If Colony NorthStar did not satisfy the condition described in the second item, above, it still could avoid disqualification by eliminating any discrepancy within 30 days after the close of the calendar quarter in which it arose.

                If at the end of any calendar quarter Colony NorthStar violates the 5% asset test or the 10% vote or value test described above, it will not lose its REIT qualification if: (i) the failure is de minimis (up to the lesser of 1% of its assets or $10 million); and (ii) it disposes of assets causing the failure or otherwise complies with the asset tests within six months after the last day of the quarter in which it identifies such failure. In the event of a failure of any of the asset tests (other than de minimis failures described in the preceding sentence), as long as the failure was due to reasonable cause and not to willful neglect, Colony NorthStar will not lose its REIT status if it: (i) disposes of assets or otherwise complies with the asset tests within six months after the last day of the quarter in which it identifies the failure; (ii) it files a description of each asset causing the failure with the IRS; and (iii) pays a tax equal to the greater of $50,000 or 35% of the net income from the nonqualifying assets during the period in which Colony NorthStar failed to satisfy the asset tests.

Distribution Requirements

                Each taxable year, Colony NorthStar must distribute dividends, other than capital gain dividends and deemed distributions of retained capital gain, to Colony NorthStar stockholders in an aggregate amount at least equal to the sum of:

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  90% of its "REIT taxable income," computed without regard to the dividends paid deduction and its net capital gain or loss; and

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  90% of its after-tax net income, if any, from foreclosure property; minus

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  the sum of certain items of non-cash income.

                Generally, Colony NorthStar must pay such distributions in the taxable year to which they relate, or in the following taxable year if: (i) Colony NorthStar declares the distribution before it timely files its U.S. federal income tax return for the year and pays the distribution on or before the first regular dividend payment date after such declaration; or (ii) Colony NorthStar declares the distribution in October, November or December of the taxable year, payable to stockholders of record on a specified day in any such month, and it actually pays the dividend before the end of January of the following year. The distributions under clause (i) are taxable to the stockholders in the year in which paid and the distributions in clause (ii) are treated as paid on December 31 of the prior taxable year. In both instances, these distributions relate to Colony NorthStar's prior taxable year for purposes of the 90% distribution requirement.

                Unless Colony NorthStar qualifies as a "publicly offered REIT," in order for its distributions to be counted as satisfying the annual distribution requirement for REITs and to provide it with the REIT-level tax deduction, such distributions must not have been "preferential dividends." A dividend is not a preferential dividend if that distribution is: (i) pro rata among all outstanding shares within a particular class; and (ii) in accordance with the preferences among different classes of stock as set forth in Colony NorthStar's organizational documents. Colony NorthStar expects to qualify as "publicly offered REIT," and so long as it qualifies as a "publicly offered REIT," the preferential dividend rule will not apply to it.

                Colony NorthStar will pay U.S. federal income tax on taxable income, including net capital gain, that it does not distribute to stockholders. Furthermore, if Colony NorthStar fails to distribute during a calendar year, or by the end of January following the calendar year in the case of distributions with declaration and record dates falling in the last three months of the calendar year, at least the sum of:

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  85% of its REIT ordinary income for such year;

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  95% of its REIT capital gain income for such year; and

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  any undistributed taxable income from prior periods,

                Colony NorthStar will incur a 4% nondeductible excise tax on the excess of such required distribution over the amounts it actually distributes.

                Colony NorthStar may elect to retain and pay income tax on the net long-term capital gain it receives in a taxable year. If Colony NorthStar so elects, it will be treated as having distributed any such retained amount for purposes of the 4% nondeductible excise tax described above. Colony NorthStar intends to make timely distributions sufficient to satisfy the annual distribution requirements and to avoid corporate income tax and the 4% nondeductible excise tax.

                It is possible that, from time to time, Colony NorthStar may experience timing differences between the actual receipt of income and actual payment of deductible expenses and the inclusion of that income and deduction of such expenses in arriving at its REIT taxable income. Refer to, for example, the discussion of excess inclusion income above in the section entitled "—Requirements for Qualification—Taxable Mortgage Pools." Other potential sources of non-cash taxable income include gain recognized on the deemed exchange of distressed debt that has been modified, real estate and securities that have been financed through securitization structures, such as the collateralized debt obligation structure, which require some or all of available cash flow to be used to service borrowings, loans or mortgage-backed securities that Colony NorthStar holds that have been issued at a discount and require the accrual of taxable economic interest in advance of its receipt in cash and distressed loans on which Colony NorthStar may be required to accrue taxable interest income even though the borrower is unable to make current servicing payments in cash. In the event that such timing differences occur, it might be necessary to arrange borrowings or other means of raising capital to meet the distribution requirements. Additionally, Colony NorthStar may, if possible, pay taxable dividends of Colony NorthStar stock or debt to meet the distribution requirements.

                Pursuant to Revenue Procedure 2010-12, the IRS created a temporary safe harbor authorizing publicly traded REITs to make elective cash/stock dividends. That safe harbor has expired. However, the IRS has issued private letter rulings to other REITs granting similar treatment to elective cash/stock dividends. Those rulings may only be relied upon by the taxpayers to whom they were issued, but Colony NorthStar could request a similar ruling from the IRS. Accordingly, it is unclear whether and to what extent Colony NorthStar will be able to pay taxable dividends payable in cash and stock in later years.

                Under certain circumstances, Colony NorthStar may be able to correct a failure to meet the distribution requirement for a year by paying "deficiency dividends" to Colony NorthStar stockholders in a later year. Colony NorthStar may include such deficiency dividends in its deduction for dividends paid for the earlier year. Although Colony NorthStar may be able to avoid income tax on amounts distributed as deficiency dividends, it will be required to pay interest to the IRS based upon the amount of any deduction it takes for deficiency dividends.

                In addition, a REIT is required to distribute all accumulated earnings and profits attributable to non-REIT years by the close of its first taxable year in which it has non-REIT earnings and profits to distribute.

                Following the closing of the Mergers, Colony NorthStar and its subsidiaries will engage in certain transactions to integrate the businesses and assets of Colony, NRF and NSAM and such transactions are expected to generate significant amounts of taxable income or earnings and profits that Colony NorthStar will be required to distribute in order to satisfy the REIT distribution requirements. In addition to the NSAM special dividend, Colony NorthStar could pay any additional required distribution in a combination of cash and Colony NorthStar stock. The portion that is paid in cash would be determined at the time the dividend is declared, but would be at least 20% of the total amount distributed to all stockholders. A holder of Colony NorthStar stock would be required to report income as a result of this distribution even if such stockholder received no cash or only nominal amounts of cash in the distribution. Refer to "—Taxation of Taxable U.S. Stockholders of Colony NorthStar—Taxation of U.S. Stockholders on Distributions on Colony NorthStar Stock."

Recordkeeping Requirements

                Colony NorthStar is required to maintain certain records under the REIT rules. In addition, to avoid a monetary penalty, Colony NorthStar must request on an annual basis information from Colony NorthStar stockholders designed to disclose the actual ownership of its outstanding shares of beneficial interest. Colony NorthStar intends to continue to comply with these requirements.

Foreign Investments

                Colony NorthStar and its subsidiaries expect to acquire investments in foreign countries that will require it to pay taxes to foreign countries. Taxes that Colony NorthStar pays in foreign jurisdictions may not be passed through to, or used by, Colony NorthStar stockholders as a foreign tax credit or otherwise. Colony NorthStar could be subject to U.S. federal income tax rules intended to prevent or minimize the value of the deferral of the recognition by it of passive-type income of foreign entities in which it owns a direct or indirect interest. As a result, Colony NorthStar could be required to recognize taxable income for U.S. federal income tax purposes prior to receiving cash distributions with respect to that income or, in certain circumstances, pay an interest charge on U.S. federal income tax that it is deemed to have deferred. Colony NorthStar's foreign investments might also generate foreign currency gains and losses. Certain foreign currency gains may be excluded from gross income for purposes of one or both of the gross income tests, as discussed above. Refer above to the section entitled "—Requirements for Qualification—Gross Income Tests."

Failure to Qualify

                If Colony NorthStar fails to satisfy one or more requirements for REIT qualification, other than the gross income tests and the asset tests, it could avoid disqualification if its failure is due to reasonable cause and not to willful neglect and Colony NorthStar pays a penalty of $50,000 for each such failure. In addition, there are relief provisions for a failure of the gross income tests and asset tests, as described in the sections entitled "—Gross Income Tests" and "—Asset Tests."

                If Colony NorthStar fails to qualify as a REIT in any taxable year, and no relief provision applies, it would be subject to U.S. federal income tax and any applicable alternative minimum tax on its taxable income at regular corporate rates. In calculating its taxable income in a year in which it fails to qualify as a REIT, Colony NorthStar would not be able to deduct amounts paid out to stockholders. In fact, Colony NorthStar would not be required to distribute any amounts to stockholders in that year. In such event, to the extent of Colony NorthStar's current and accumulated earnings and profits, distributions to most stockholders taxed at individual rates would generally be taxable at capital gains tax rates. Subject to certain limitations of the U.S. federal income tax laws, corporate stockholders might be eligible for the dividends received deduction. Unless Colony NorthStar qualified for relief under specific statutory provisions, it also would be disqualified from taxation as a REIT for the four taxable years following the year during which it ceased to qualify as a REIT. Colony NorthStar cannot predict whether in all circumstances it would qualify for such statutory relief. In addition, the rule against re-electing REIT status following a loss of such status could also apply to Colony NorthStar if, notwithstanding the REIT opinions required to be delivered in connection with the closing of the Mergers, it were determined that Colony or NRF failed to qualify as REITs and Colony NorthStar were treated as a successor to Colony or NRF, as applicable.

Taxation of Taxable U.S. Stockholders of Colony NorthStar

                The term "U.S. stockholder" means a beneficial owner of Colony NorthStar stock that for U.S. federal income tax purposes is:

  •
  a citizen or resident of the United States;

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  a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any of its states or the District of Columbia;

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  an estate whose income is subject to U.S. federal income taxation regardless of its source; or

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  a trust if: (i) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust; or (ii) it has a valid election in place to be treated as a U.S. person.

                If a partnership, entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Colony NorthStar stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. If you are a partner in a partnership holding Colony NorthStar stock, you should consult your tax advisor regarding the consequences of the purchase, ownership and disposition of Colony NorthStar stock by the partnership.

Taxation of U.S. Stockholders on Distributions of Colony NorthStar Stock

                As long as Colony NorthStar qualifies as a REIT, a taxable U.S. stockholder must generally take into account as ordinary income distributions made out of Colony NorthStar's current or accumulated earnings and profits that Colony NorthStar does not designate as capital gain dividends or retained long-term capital gain. For purposes of determining whether a distribution is made out of its current or accumulated earnings and profits, Colony NorthStar's earnings and profits will be allocated first to its preferred stock dividends and then to its common stock dividends.

                Dividends paid to U.S. stockholders will not qualify for the dividends received deduction generally available to corporations. In addition, dividends paid to a U.S. stockholder generally will not qualify for the 20% tax rate for qualified dividend income. The maximum tax rate for qualified dividend income is 20%. Qualified dividend income generally includes dividends paid to U.S. stockholders taxed at individual rates by domestic C corporations and certain qualified foreign corporations. Because Colony NorthStar will not generally be subject to U.S. federal income tax on the portion of its REIT taxable income distributed to Colony NorthStar stockholders (refer above to the section entitled "—Taxation of Colony NorthStar"), its dividends generally will not be eligible for the 20% rate on qualified dividend income. As a result, Colony NorthStar's ordinary REIT dividends will be taxed at the higher tax rate applicable to ordinary income, which is currently a maximum rate of 39.6%. However, the 20% tax rate for qualified dividend income will apply to Colony NorthStar's ordinary REIT dividends to the extent attributable: (i) to income retained by it in a prior non-REIT taxable year in which it or a predecessor was subject to corporate income tax (less the amount of tax); (ii) to dividends received by it from non-REIT corporations, such as domestic TRSs; and (iii) to the extent attributable to income upon which it has paid corporate income tax (e.g., to the extent that Colony NorthStar distributes less than 100% of its net taxable income). In general, to qualify for the reduced tax rate on qualified dividend income, a stockholder must hold Colony NorthStar stock for more than 60 days during the 121-day period beginning on the date that is 60 days before the date on which Colony NorthStar stock becomes ex-dividend. In addition, dividends paid to certain individuals, trusts and estates whose income exceeds certain thresholds are subject to a 3.8% Medicare tax.

                Depending on events during 2017, Colony NorthStar may need to pay a special dividend for the year, in addition to its regular quarterly dividends for the year. If it is determined that Colony NorthStar needs to pay a special dividend, it might decide to pay that special dividend in the form of a combination of cash and Colony NorthStar stock. If so, a Colony NorthStar stockholder would be required to report income on the entire distribution received, even if such stockholder receives no cash or only nominal amounts of cash in the distribution.

                A U.S. stockholder generally will take into account as long-term capital gain any distributions that Colony NorthStar designates as capital gain dividends without regard to the period for which the U.S. stockholder has held Colony NorthStar stock. Colony NorthStar generally will designate its capital gain dividends as either 20% or 25% rate distributions. Refer below to the section entitled "—Capital Gains and Losses." A corporate U.S. stockholder, however, may be required to treat up to 20% of certain capital gain dividends as ordinary income.

                Colony NorthStar may elect to retain and pay income tax on the net long-term capital gain that it receives in a taxable year. In that case, to the extent that Colony NorthStar designates such amount in a timely notice to such stockholder, a U.S. stockholder would be taxed on its proportionate share of Colony NorthStar's undistributed long-term capital gain. The U.S. stockholder would receive a credit for its proportionate share of the tax Colony NorthStar paid. The U.S. stockholder would increase the basis in its stock by the amount of its proportionate share of Colony NorthStar's undistributed long-term capital gain, minus its share of the tax Colony NorthStar paid.

                To the extent that Colony NorthStar makes a distribution in excess of its current and accumulated earnings and profits, such distribution will not be taxable to a U.S. stockholder to the extent that it does not exceed the adjusted tax basis of the U.S. stockholder's stock. Instead, such distribution will reduce the adjusted tax basis of such stock. To the extent that Colony NorthStar makes a distribution in excess of both its current and accumulated earnings and profits and the U.S. stockholder's adjusted tax basis in its stock, such stockholder will recognize long-term capital gain or short-term capital gain if the stock has been held for one year or less, assuming the stock is a capital asset in the hands of the U.S. stockholder. In addition, if Colony NorthStar declares a distribution in October, November or December of any year that is payable to a U.S. stockholder of record on a specified date in any such month, such distribution shall be treated as both paid by Colony NorthStar and received by the U.S. stockholder on December 31 of such year, provided that Colony NorthStar actually pays the distribution during January of the following calendar year.

                Stockholders may not include in their individual income tax returns any of Colony NorthStar's net operating losses or capital losses. Instead, Colony NorthStar would carry over such losses for potential offset against Colony NorthStar's future income. Taxable distributions from Colony NorthStar and gain from the disposition of Colony NorthStar stock will not be treated as passive activity income, and, therefore, stockholders generally will not be able to apply any "passive activity losses," such as losses from certain types of limited partnerships in which the stockholder is a limited partner, against such income. In addition, taxable distributions from Colony NorthStar and gain from the disposition of Colony NorthStar stock generally may be treated as investment income for purposes of the investment interest limitations (although any capital gains so treated will not qualify for the lower 20% tax rate applicable to capital gains of U.S. stockholders taxed at individual rates). Colony NorthStar will notify stockholders after the close of Colony NorthStar's taxable year as to the portions of its distributions attributable to that year that constitute ordinary income, return of capital and capital gain.

                If excess inclusion income from a TMP or REMIC residual interest is allocated to any U.S. stockholder, that income will be taxable in the hands of the U.S. stockholder and would not be offset by any net operating losses of the U.S. stockholder that would otherwise be available. Refer to the section entitled "—Requirements for Qualification—Taxable Mortgage Pools." As required by IRS guidance, Colony NorthStar intends to notify its U.S. stockholders if a portion of a dividend paid by it is attributable to excess inclusion income.

Taxation of U.S. Stockholders on the Disposition of Colony NorthStar Stock

                In general, a U.S. stockholder who is not a dealer in securities must treat any gain or loss realized upon a taxable disposition of Colony NorthStar stock as long-term capital gain or loss if the U.S. stockholder has held the stock for more than one year and otherwise as short-term capital gain or loss. However, a U.S. stockholder must treat any loss upon a sale or exchange of stock held by such stockholder for six months or less as a long-term capital loss to the extent of any actual or deemed distributions from Colony NorthStar that such U.S. stockholder previously has characterized as long-term capital gain. All or a portion of any loss that a U.S. stockholder realizes upon a taxable disposition of the stock may be disallowed if the U.S. stockholder purchases other substantially identical shares of Colony NorthStar stock within 30 days before or after the disposition (in which case, the basis of the shares acquired would be adjusted to reflect the disallowed loss).

Taxation of U.S. Stockholders on a Redemption of Preferred Stock

                A redemption of Colony NorthStar's preferred stock will be treated under Section 302 of the Code as a distribution that is taxable as dividend income (to the extent of its current or accumulated earnings and profits), unless the redemption satisfies certain tests set forth in Section 302(b) of the Code enabling the redemption to be treated as a sale of the preferred stock (in which case the redemption will be treated in the same manner as a sale described above in the section entitled "—Taxation of U.S. Stockholders on the Disposition of Colony NorthStar Stock"). The redemption will satisfy such tests if it: (i) is "substantially disproportionate" with respect to the U.S. stockholder's interest in Colony NorthStar stock; (ii) results in a "complete termination" of the U.S. stockholder's interest in all classes of Colony NorthStar stock; or (iii) is "not essentially equivalent to a dividend" with respect to the stockholder, all within the meaning of Section 302(b) of the Code. In determining whether any of these tests have been met, stock considered to be owned by the holder by reason of certain constructive ownership rules set forth in the Code, as well as stock actually owned, generally must be taken into account. Because the determination as to whether any of the three alternative tests of Section 302(b) of the Code described above will be satisfied with respect to any particular U.S. stockholder of the preferred stock depends upon the facts and circumstances at the time that the determination must be made, prospective investors are urged to consult their tax advisors to determine such tax treatment. If a redemption of Colony NorthStar's preferred stock does not meet any of the three tests described above, the redemption proceeds will be treated as a distribution, as described above in the section entitled "—Taxation of U.S. Stockholders on Distributions on Colony NorthStar Stock." In that case, a U.S. stockholder's adjusted tax basis in the redeemed preferred stock will be transferred to such U.S. stockholder's remaining stock holdings in Colony NorthStar. If the U.S. stockholder does not retain any of Colony NorthStar's shares, such basis could be transferred to a related person that holds Colony NorthStar stock or it may be lost.

                Under proposed Treasury Regulations, if any portion of the amount received by a U.S. stockholder on a redemption of any class of Colony NorthStar's preferred stock is treated as a distribution with respect to Colony NorthStar stock but not as a taxable dividend, then such portion will be allocated to all stock of the redeemed class held by the redeemed stockholder just before the redemption on a pro-rata, share-by-share, basis. The amount applied to each share will first reduce the redeemed U.S. stockholder's basis in that share and any excess after the basis is reduced to zero will result in taxable gain. If the redeemed stockholder has different bases in its shares, then the amount allocated could reduce some of the basis in certain shares while reducing all the basis and giving rise to taxable gain in others. Thus, the redeemed U.S. stockholder could have gain even if such U.S. stockholder's basis in all its shares of the redeemed class exceeded such portion.

                The proposed Treasury Regulations permit the transfer of basis in the redeemed preferred shares to the redeemed U.S. stockholder's remaining, unredeemed preferred shares of the same class, if any, but not to any other class of shares held, directly or indirectly, by the redeemed U.S. stockholder. Instead, any unrecovered basis in the redeemed preferred shares would be treated as a deferred loss to be recognized when certain conditions are satisfied. The proposed Treasury Regulations would be effective for transactions that occur after the date the regulations are published as final Treasury Regulations. There can, however, be no assurance as to whether, when and in what particular form such proposed Treasury Regulations will ultimately be finalized.

Capital Gains and Losses

                A taxpayer generally must hold a capital asset for more than one year for gain or loss derived from its sale or exchange to be treated as long-term capital gain or loss. The highest marginal individual income tax rate is currently 39.6%. However, the maximum tax rate on long-term capital gain applicable to U.S. stockholders taxed at individual rates is 20%. The maximum tax rate on long-term capital gain from the sale or exchange of "Section 1250 property," which we refer to as depreciable real property, is 25% computed on the lesser of the total amount of the gain or the accumulated Section 1250 depreciation. In addition, capital gains recognized by certain individuals, trusts and estates whose income exceeds certain thresholds are subject to a 3.8% Medicare tax. With respect to distributions that Colony NorthStar designates as capital gain dividends and any retained capital gain that it is deemed to distribute, Colony NorthStar generally may designate whether such a distribution is taxable to its U.S. stockholders taxed at individual rates at a 20% or 25% rate. Thus, the tax rate differential between capital gain and ordinary income for those taxpayers may be significant. In addition, the characterization of income as capital gain or ordinary income may affect the deductibility of capital losses. A non-corporate taxpayer may deduct capital losses not offset by capital gains against its ordinary income only up to a maximum annual amount of $3,000. A non-corporate taxpayer may carry forward unused capital losses indefinitely. A corporate taxpayer must pay tax on its net capital gain at ordinary corporate rates. A corporate taxpayer may deduct capital losses only to the extent of capital gains, with unused losses being carried back three years and forward five years.

Taxation of Tax-Exempt Stockholders

                Tax-exempt entities, including qualified employee pension and profit-sharing trusts and individual retirement accounts and annuities, generally are exempt from U.S. federal income taxation. However, they are subject to taxation on their unrelated business taxable income, which we refer to as UBTI. While many investments in real estate generate UBTI, the IRS has issued a published ruling that dividend distributions from a REIT to an exempt employee pension trust do not constitute UBTI, provided that the exempt employee pension trust does not otherwise use the shares of the REIT in an unrelated trade or business of the pension trust. Based on that ruling, amounts that Colony NorthStar distributes to tax-exempt stockholders generally should not constitute UBTI. However, if a tax-exempt stockholder were to finance its investment in Colony NorthStar stock with debt, a portion of the income that it receives from Colony NorthStar would constitute UBTI pursuant to the "debt-financed property" rules. In addition, Colony NorthStar's dividends that are attributable to excess inclusion income will constitute UBTI in the hands of most tax-exempt stockholders. Refer to the section entitled "—Requirements for Qualification—Taxable Mortgage Pools." Furthermore, social clubs, voluntary employee benefit associations, supplemental unemployment benefit trusts and qualified group legal services plans that are exempt from taxation under special provisions of the U.S. federal income tax laws are subject to different UBTI rules, which generally will require them to characterize distributions that they receive from Colony NorthStar as UBTI. Finally, in certain circumstances, a qualified employee pension or profit-sharing trust that owns more than 10% of Colony NorthStar stock is required to treat a percentage of the dividends that it receives from Colony NorthStar as UBTI. Such percentage is equal to the gross income that Colony NorthStar derives from an unrelated trade or business, determined as if Colony NorthStar were a pension trust, divided by Colony NorthStar's total gross income for the year in which Colony NorthStar pays the dividends. That rule applies to a pension trust holding more than 10% of Colony NorthStar stock only if:

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  the percentage of Colony NorthStar's dividends that the tax-exempt trust would be required to treat as UBTI is at least 5%;

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  Colony NorthStar qualifies as a REIT by reason of the modification of the rule requiring that no more than 50% of Colony NorthStar stock be owned by five or fewer individuals that allows the beneficiaries of the pension trust to be treated as holding Colony NorthStar stock in proportion to its actuarial interests in the pension trust (refer to the section entitled "—Requirements for Qualification"); and

  •
  either: (i) one pension trust owns more than 25% of the value of Colony NorthStar stock; or (ii) a group of pension trusts individually holding more than 10% of the value of Colony NorthStar stock collectively owns more than 50% of the value of Colony NorthStar stock.

Taxation of Non-U.S. Stockholders

                The term "non-U.S. stockholder" means a beneficial owner of Colony NorthStar stock that is not a U.S. stockholder or a partnership or an entity treated as a partnership for U.S. federal income tax purposes. The rules governing U.S. federal income taxation of non-U.S. stockholders are complex. This section is only a summary of such rules. Non-U.S. stockholders are urged to consult their tax advisors to determine the impact of federal, state, local and foreign income tax laws on the ownership of Colony NorthStar stock, including any reporting requirements.

                A non-U.S. stockholder that receives a distribution that is not attributable to gain from Colony NorthStar's sale or exchange of a "United States real property interest," which we refer to as USRPI, and that Colony NorthStar does not designate as a capital gain dividend or retained capital gain, will recognize ordinary income to the extent that Colony NorthStar pays such distribution out of its current or accumulated earnings and profits. A withholding tax equal to 30% of the gross amount of the distribution ordinarily will apply to such distribution unless an applicable tax treaty reduces or eliminates the tax. Colony NorthStar's dividends that are attributable to excess inclusion income will be subject to the 30% withholding tax, without reduction for any otherwise applicable income tax treaty. Refer to the section entitled "—Requirements for Qualification—Taxable Mortgage Pools." If a distribution is treated as effectively connected with the non-U.S. stockholder's conduct of a U.S. trade or business, the non-U.S. stockholder generally will be subject to U.S. federal income tax on the distribution at graduated rates, in the same manner as U.S. stockholders are taxed with respect to such distribution, and a non-U.S. stockholder that is a corporation also may be subject to the 30% branch profits tax with respect to the distribution. Colony NorthStar plans to withhold U.S. income tax at the rate of 30% on the gross amount of any such distribution paid to a non-U.S. stockholder unless either:

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  a lower treaty rate applies and the non-U.S. stockholder provides an IRS Form W-8BEN or W-8BEN-E to Colony NorthStar evidencing eligibility for that reduced rate; or

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  the non-U.S. stockholder files an IRS Form W-8ECI with Colony NorthStar claiming that the distribution is effectively connected income.

                A non-U.S. stockholder will not incur tax on a distribution in excess of Colony NorthStar's current and accumulated earnings and profits if the excess portion of such distribution does not exceed the stockholder's adjusted basis of its stock. Instead, the excess portion of such distribution will reduce the adjusted basis of such stock. A non-U.S. stockholder will be subject to tax on a distribution that exceeds both Colony NorthStar's current and accumulated earnings and profits and the stockholder's adjusted basis of its stock, if the non-U.S. stockholder otherwise would be subject to tax on gain from the sale or disposition of its stock, as described below. Because Colony NorthStar generally cannot determine at the time it makes a distribution whether the distribution will exceed its current and accumulated earnings and profits, Colony NorthStar normally will withhold tax on the entire amount of any distribution at the same rate as it would withhold on a dividend. However, a non-U.S. stockholder may claim a refund of amounts that Colony NorthStar withholds if Colony NorthStar later determines that a distribution in fact exceeded Colony NorthStar's current and accumulated earnings and profits.

                If Colony NorthStar is treated as a "United States real property holding corporation," as described below, it will be required to withhold 15% of any distribution that exceeds its current and accumulated earnings and profits. Consequently, although Colony NorthStar intends to withhold at a rate of 30% on the entire amount of any distribution, to the extent that it does not do so, Colony NorthStar may withhold at a rate of 15% on any portion of a distribution not subject to withholding at a rate of 30%.

                For any year in which Colony NorthStar qualifies as a REIT, a non-U.S. stockholder will incur tax on distributions that are attributable to gain from Colony NorthStar's sale or exchange of a USRPI under the Foreign Investment in Real Property Tax Act of 1980, which we refer to as FIRPTA. A USRPI includes certain interests in real property and stock in "United States real property holding corporations," which are corporations at least 50% of whose assets consist of interests in real property. Under FIRPTA, a non-U.S. stockholder is taxed on distributions attributable to gain from sales of USRPIs as if such gain were effectively connected with a U.S. business of the non-U.S. stockholder. A non-U.S. stockholder thus would be taxed on such a distribution at the normal capital gains rates applicable to U.S. stockholders, subject to applicable alternative minimum tax and a special alternative minimum tax in the case of a nonresident alien individual. A non-U.S. corporate stockholder not entitled to treaty relief or exemption also may be subject to the 30% branch profits tax on such a distribution. Colony NorthStar must withhold 35% of any distribution that it could designate as a capital gain dividend. A non-U.S. stockholder may receive a credit against its tax liability for the amount Colony NorthStar withholds.

                Capital gain distributions to a non-U.S. stockholder that are attributable to Colony NorthStar's sale of real property will be treated as ordinary dividends rather than as gain from the sale of a USRPI, as long as: (i)(A) such class of Colony NorthStar stock is "regularly traded" on an established securities market in the United States; and (B) the non-U.S. stockholder did not own more than 10% of the applicable class of Colony NorthStar stock at any time during the one-year period prior to the distribution; or (ii) the non-U.S. stockholder was treated as a "qualified shareholder" or "qualified foreign pension fund," as discussed below. As a result, non-U.S. stockholders owning 10% or less of the applicable class of Colony NorthStar stock that is "regularly traded" generally will be subject to withholding tax on such capital gain distributions in the same manner as they are subject to withholding tax on ordinary dividends. If a class of Colony NorthStar stock is not regularly traded on an established securities market in the United States or the non-U.S. stockholder owned more than 10% of Colony NorthStar stock at any time during the one-year period prior to the distribution, capital gain distributions that are attributable to Colony NorthStar's sale of real property would be subject to tax under FIRPTA, as described in the preceding paragraph. Moreover, if a non-U.S. stockholder disposes of Colony NorthStar stock during the 30-day period preceding a dividend payment, and such non-U.S. stockholder (or a person related to such non-U.S. stockholder) acquires or enters into a contract or option to acquire Colony NorthStar stock within 61 days of the first day of the 30-day period described above, and any portion of such dividend payment would, but for the disposition, be treated as a USRPI capital gain to such non-U.S. stockholder, then such non-U.S. stockholder shall be treated as having USRPI capital gain in an amount that, but for the disposition, would have been treated as USRPI capital gain.

                Although the law is not clear on the matter, it appears that amounts Colony NorthStar designates as retained capital gains in respect of the stock held by U.S. stockholders generally should be treated with respect to non-U.S. stockholders in the same manner as actual distributions by Colony NorthStar of capital gain dividends. Under this approach, a non-U.S. stockholder would be able to offset as a credit against its U.S. federal income tax liability its proportionate share of the tax paid by Colony NorthStar on such retained capital gains, and to receive from the IRS a refund to the extent the non-U.S. stockholder's proportionate share of such tax paid by Colony NorthStar exceeds its actual

U.S. federal income tax liability, provided that the non-U.S. stockholder furnishes required information to the IRS on a timely basis, which may require the filing of a tax return with the IRS.

                A non-U.S. stockholder generally will not incur tax under FIRPTA with respect to gain realized upon a disposition of Colony NorthStar stock as long as Colony NorthStar: (i) is not a "United States real property holding corporation" during a specified testing period; or (ii) is a domestically controlled qualified investment entity. A domestically controlled qualified investment entity includes a REIT, less than 50% of the value of which is held directly or indirectly by foreign persons at all times during a specified testing period. Colony NorthStar believes that it will be a domestically controlled qualified investment entity, but because Colony NorthStar stock will be publicly traded, it cannot assure you that it in fact will be a domestically controlled qualified investment entity. However, even if Colony NorthStar were a "United States real property holding corporation" and it were not a domestically controlled qualified investment entity, a non-U.S. stockholder that owned, actually or constructively, 10% or less of the applicable class of Colony NorthStar stock at all times during a specified testing period would not incur tax under FIRPTA if that class of Colony NorthStar stock is "regularly traded" on an established securities market. Because Colony NorthStar expects that its common and preferred stock will be regularly traded on an established securities market, a non-U.S. stockholder will not incur tax under FIRPTA with respect to any such gain unless it owns, actually or constructively, more than 10% of the applicable class of Colony NorthStar stock. If the gain on the sale of Colony NorthStar stock were taxed under FIRPTA, a non-U.S. stockholder would be taxed in the same manner as U.S. stockholders with respect to such gain, subject to applicable alternative minimum tax or a special alternative minimum tax in the case of nonresident alien individuals. Furthermore, a non-U.S. stockholder will incur tax on gain not subject to FIRPTA if: (i) the gain is effectively connected with the non-U.S. stockholder's U.S. trade or business, in which case the non-U.S. stockholder will be subject to the same treatment as U.S. stockholders with respect to such gain; or (ii) the non-U.S. stockholder is a nonresident alien individual who was present in the United States for 183 days or more during the taxable year and has a "tax home" in the United States, in which case the non-U.S. stockholder will incur a 30% tax on his capital gains.

Qualified Shareholders

                Subject to the exception discussed below, any distribution to a "qualified shareholder," as defined below, who holds Colony NorthStar stock directly or indirectly (through one or more partnerships) will not be subject to U.S. tax as income effectively connected with a U.S. trade or business and thus will not be subject to special withholding rules under FIRPTA. While a "qualified shareholder" will not be subject to FIRPTA withholding on REIT distributions, certain investors of a "qualified shareholder" (i.e., non-U.S. persons who hold interests in the "qualified shareholder" (other than interests solely as a creditor), and hold more than 10% of Colony NorthStar stock (whether or not by reason of the investor's ownership in the "qualified shareholder")) may be subject to FIRPTA withholding.

                In addition, a sale of Colony NorthStar stock by a "qualified shareholder" who holds such stock directly or indirectly (through one or more partnerships) will not be subject to U.S. federal income taxation under FIRPTA. As with distributions, certain investors of a "qualified shareholder" (i.e., non-U.S. persons who hold interests in the "qualified shareholder" (other than interests solely as a creditor), and hold more than 10% of Colony NorthStar stock (whether or not by reason of the investor's ownership in the "qualified shareholder")) may be subject to FIRPTA withholding on a sale of Colony NorthStar stock.

                A "qualified shareholder" is a foreign person that: (i) either is eligible for the benefits of a comprehensive income tax treaty which includes an exchange of information program and whose principal class of interests is listed and regularly traded on one or more recognized stock exchanges (as defined in such comprehensive income tax treaty), or is a foreign partnership that is created or organized under foreign law as a limited partnership in a jurisdiction that has an agreement for the exchange of information with respect to taxes with the United States and has a class of limited partnership units representing greater than 50% of the value of all the partnership units that are regularly traded on the NYSE or NASDAQ markets; (ii) is a qualified collective investment vehicle, as defined below; and (iii) maintains records on the identity of each person who, at any time during the foreign person's taxable year, is the direct owner of 5% or more of the class of interests or units, as applicable, described in (i), above.

                A qualified collective investment vehicle is a foreign person that: (i) would be eligible for a reduced rate of withholding under the comprehensive income tax treaty described above, even if such entity holds more than 10% of the stock of such REIT; (ii) is publicly traded, is treated as a partnership under the Code, is a withholding foreign partnership, and would be treated as a "United States real property holding corporation" if it were a domestic corporation; or (iii) is designated as such by the Secretary of the Treasury and is either (A) fiscally transparent within the meaning of section 894 or (B) required to include dividends in its gross income, but is entitled to a deduction for distributions to its investors.

Qualified Foreign Pension Funds

                Any distribution to a "qualified foreign pension fund" (or an entity all of the interests of which are held by a "qualified foreign pension fund") who holds Colony NorthStar stock directly or indirectly (through one or more partnerships) will not be subject to U.S. tax as income effectively connected with a U.S. trade or business and thus will not be subject to special withholding rules under FIRPTA. In addition, a sale of Colony NorthStar stock by a "qualified foreign pension fund" that holds such stock directly or indirectly (through one or more partnerships) will not be subject to U.S. federal income taxation under FIRPTA.

                A qualified foreign pension fund is any trust, corporation or other organization or arrangement: (i) which is created or organized under the law of a country other than the United States; (ii) which is established to provide retirement or pension benefits to participants or beneficiaries that are current or former employees (or persons designated by such employees) of one or more employers in consideration for services rendered; (iii) which does not have a single participant or beneficiary with a right to more than 5% of its assets or income; (iv) which is subject to government regulation and provides annual information reporting about its beneficiaries to the relevant tax authorities in the country in which it is established or operates; and (v) with respect to which, under the laws of the country in which it is established or operates, (A) contributions to such organization or arrangement that would otherwise be subject to tax under such laws are deductible or excluded from the gross income of such entity or taxed at a reduced rate or (B) taxation of any investment income of such organization or arrangement is deferred or such income is taxed at a reduced rate.

FATCA Withholding

                Under the Foreign Account Tax Compliance Act, which we refer to as FATCA, a U.S. withholding tax at a 30% rate will be imposed on dividends paid on Colony NorthStar stock received by certain non-U.S. stockholders if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. In addition, if those disclosure requirements are not satisfied, a U.S. withholding tax at a 30% rate will be imposed on proceeds from the sale of Colony NorthStar stock received after December 31, 2018 by certain non-U.S. stockholders. If payment of withholding taxes is required, non-U.S. stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. withholding taxes with respect to such dividends and proceeds will be required to seek a refund from the IRS to obtain the benefit of such exemption or reduction. Colony NorthStar will not pay any additional amounts in respect of any amounts withheld.

Information Reporting Requirements and Backup Withholding; Shares Held Offshore

                Colony NorthStar will report to its stockholders and to the IRS the amount of distributions it pays during each calendar year, and the amount of tax it withholds, if any. Under the backup withholding rules, a stockholder may be subject to backup withholding at a rate of 28% with respect to distributions unless the holder:

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  is a corporation or qualifies for certain other exempt categories and, when required, demonstrates this fact; or

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  provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with the applicable requirements of the backup withholding rules.

                A stockholder who does not provide Colony NorthStar with its correct taxpayer identification number also may be subject to penalties imposed by the IRS. Any amount paid as backup withholding will be creditable against the stockholder's income tax liability. In addition, Colony NorthStar may be required to withhold a portion of capital gain distributions to any stockholders who fail to certify their non-foreign status to Colony NorthStar.

                Backup withholding will generally not apply to payments of dividends made by Colony NorthStar or its paying agents, in their capacities as such, to a non-U.S. stockholder, provided that the non-U.S. stockholder furnishes to Colony NorthStar or its paying agent the required certification as to its non-U.S. status, such as providing a valid IRS Form W-8BEN, W-8BEN-E or W-8ECI, or certain other requirements are met. Notwithstanding the foregoing, backup withholding may apply if either Colony NorthStar or its paying agent has actual knowledge, or reason to know, that the holder is a U.S. person that is not an exempt recipient. Payments of the net proceeds from a disposition or a redemption effected outside the United States by a non-U.S. stockholder made by or through a foreign office of a broker generally will not be subject to information reporting or backup withholding. However, information reporting (but not backup withholding) generally will apply to such a payment if the broker has certain connections with the U.S. unless the broker has documentary evidence in its records that the beneficial owner is a non-U.S. stockholder and specified conditions are met or an exemption is otherwise established. Payment of the net proceeds from a disposition by a non-U.S. stockholder of Colony NorthStar stock made by or through the U.S. office of a broker is generally subject to information reporting and backup withholding unless the non-U.S. stockholder certifies under penalties of perjury that it is not a U.S. person and satisfies certain other requirements or otherwise establishes an exemption from information reporting and backup withholding.

                Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against the stockholder's U.S. federal income tax liability if certain required information is furnished to the IRS. Stockholders are urged to consult their own tax advisors regarding application of backup withholding to them and the availability of, and procedure for obtaining an exemption from, backup withholding.

                Under FATCA, a U.S. withholding tax at a 30% rate will be imposed on dividends paid on Colony NorthStar stock received by U.S. stockholders who own their stock through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. In addition, if those disclosure requirements are not satisfied, a U.S. withholding tax at a 30% rate will be imposed on proceeds from the sale of Colony NorthStar stock received after December 31,

2018 by U.S. stockholders who own their shares through foreign accounts or foreign intermediaries. Colony NorthStar will not pay any additional amounts in respect of any amounts withheld.

Other Tax Consequences

Tax Aspects of Colony NorthStar's Investments in the Colony NorthStar Operating Partnership and the Subsidiary Partnerships

                The following discussion summarizes certain U.S. federal income tax considerations applicable to Colony NorthStar's direct or indirect investments in Colony NorthStar's operating partnership and any subsidiary partnerships or limited liability companies that Colony NorthStar forms or acquires and that it intends to treat as partnerships for U.S. federal income tax purposes, which we refer to, individually, as a Partnership and, collectively, as the Partnerships. The discussion does not cover state or local tax laws or any federal tax laws other than income tax laws.

                Classification as Partnerships. Colony NorthStar is entitled to include in its income its distributive share of each Partnership's income and to deduct its distributive share of each Partnership's losses only if such Partnership is classified for U.S. federal income tax purposes as a partnership (or an entity that is disregarded for U.S. federal income tax purposes if the entity has only one owner or member) rather than as a corporation or an association taxable as a corporation. An unincorporated entity with at least two owners or members will be classified as a partnership, rather than as a corporation, for U.S. federal income tax purposes if it:

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  is treated as a partnership under the Treasury regulations relating to entity classification or the check-the-box regulations, as described below; and

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  is not a "publicly traded" partnership, as defined below.

                Under the check-the-box regulations, an unincorporated entity with at least two owners or members may elect to be classified either as an association taxable as a corporation or as a partnership. If such an entity fails to make an election, it generally will be treated as a partnership (or an entity that is disregarded for U.S. federal income tax purposes if the entity has only one owner or member) for U.S. federal income tax purposes. Each Partnership intends to be classified as a partnership for U.S. federal income tax purposes and no Partnership will elect to be treated as an association taxable as a corporation under the check-the-box regulations.

                A publicly traded partnership is a partnership whose interests are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof. A publicly traded partnership will not, however, be treated as a corporation for any taxable year if, for each taxable year beginning after December 31, 1987 in which it was classified as a publicly traded partnership, 90% or more of the partnership's gross income for such year consists of certain passive-type income, including real property rents, gains from the sale or other disposition of real property, interest and dividends, or the 90% passive income exception. Treasury regulations, or the PTP regulations, provide additional limited safe harbors from the definition of a publicly traded partnership. Pursuant to one of those safe harbors, or the private placement exclusion, interests in a partnership will not be treated as readily tradable on a secondary market or the substantial equivalent thereof if: (i) all interests in the partnership were issued in a transaction or transactions that were not required to be registered under the Securities Act; and (ii) the partnership does not have more than 100 partners at any time during the partnership's taxable year. In determining the number of partners in a partnership, a person owning an interest in a partnership, grantor trust or S corporation that owns an interest in the partnership is treated as a partner in such partnership only if: (i) substantially all of the value of the owner's interest in the entity is attributable to the entity's direct or indirect interest in the partnership;

and (ii) a principal purpose of the use of the entity is to permit the partnership to satisfy the 100-partner limitation. Each Partnership is expected to qualify for treatment as a partnership for U.S. federal income tax purposes pursuant to the 90% passive income exception or the private placement exclusion. Colony NorthStar has not requested, and does not intend to request, a ruling from the IRS that the Partnerships will be classified as partnerships for U.S. federal income tax purposes.

                If, for any reason, a Partnership in which Colony NorthStar owned more that 10% of the equity were taxable as a corporation, rather than as a partnership, for U.S. federal income tax purposes, Colony NorthStar likely would not be able to qualify as a REIT unless it qualified for certain relief provisions. Refer to the sections entitled "—Requirements for Qualification—Gross Income Tests" and "—Requirements for Qualification—Asset Tests." In addition, any change in a Partnership's status for tax purposes might be treated as a taxable event, in which case Colony NorthStar might incur tax liability without any related cash distribution. Refer to the section entitled "—Requirements for Qualification—Distribution Requirements." Further, items of income and deduction of such Partnership would not pass through to its partners, and its partners would be treated as stockholders for tax purposes. Consequently, such Partnership would be required to pay income tax at corporate rates on its net income and distributions to its partners would constitute dividends that would not be deductible in computing such Partnership's taxable income.

Income Taxation of the Partnerships and their Partners

                Partners, Not the Partnerships, Subject to Tax. A partnership generally is not a taxable entity for U.S. federal income tax purposes. Rather, Colony NorthStar is required to take into account its allocable share of each Partnership's income, gains, losses, deductions and credits for any taxable year of such Partnership ending within or with Colony NorthStar's taxable year, without regard to whether Colony NorthStar has received or will receive any distribution from such Partnership. For taxable years beginning after December 31, 2017, however, the tax liability for adjustments to a Partnership's tax returns made as a result of an audit by the IRS will be imposed on the Partnership itself in certain circumstances absent an election to the contrary.

                Partnership Allocations. Although a partnership agreement generally will determine the allocation of income and losses among partners, such allocations will be disregarded for tax purposes if they do not comply with the provisions of the U.S. federal income tax laws governing partnership allocations. If an allocation is not recognized for U.S. federal income tax purposes, the item subject to the allocation will be reallocated in accordance with the partners' interests in the partnership, which will be determined by taking into account all of the facts and circumstances relating to the economic arrangement of the partners with respect to such item. Each Partnership's allocations of taxable income, gain and loss are intended to comply with the requirements of the U.S. federal income tax laws governing partnership allocations.

                Tax Allocations With Respect to Contributed Properties. Income, gain, loss and deduction attributable to appreciated or depreciated property that is contributed to a partnership in a tax-deferred transaction or contributed property in exchange for an interest in the partnership must be allocated in a manner such that the contributing partner is charged with, or benefits from, respectively, the unrealized gain or unrealized loss associated with the property at the time of the contribution. The amount of such unrealized gain or unrealized loss, or built-in gain or built-in loss, respectively, is generally equal to the difference between the fair market value of the contributed property at the time of contribution and the adjusted tax basis of such property at the time of contribution, or a book-tax difference. Such allocations are solely for U.S. federal income tax purposes and do not affect the book capital accounts or other economic or legal arrangements among the partners. The U.S. Treasury Department has issued regulations requiring partnerships to use a "reasonable method" for allocating items with respect to which there is a book-tax difference and outlining several reasonable allocation methods.

                Basis in Partnership Interest. Colony NorthStar's adjusted tax basis in any Partnership generally is equal to:

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  the amount of cash and the basis of any other property contributed by Colony NorthStar to the Partnership;

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  increased by Colony NorthStar's allocable share of the Partnership's income and its allocable share of indebtedness of the Partnership; and

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  reduced, but not below zero, by Colony NorthStar's allocable share of the Partnership's loss and the amount of cash distributed to Colony NorthStar and by constructive distributions resulting from a reduction in Colony NorthStar's share of indebtedness of the Partnership.

                If the allocation of Colony NorthStar's distributive share of the Partnership's loss would reduce the adjusted tax basis of Colony NorthStar's partnership interest below zero, the recognition of such loss will be deferred until such time as the recognition of such loss would not reduce Colony NorthStar's adjusted tax basis below zero. To the extent that the Partnership's distributions or any decrease in Colony NorthStar's share of the indebtedness of the Partnership, which is considered a constructive cash distribution to the partners, reduce Colony NorthStar's adjusted tax basis below zero, such distributions will constitute taxable income to Colony NorthStar. Such distributions and constructive distributions normally will be characterized as long-term capital gain.

                Depreciation Deductions Available to Partnerships. The initial tax basis of property is the amount of cash and the basis of property given as consideration for the property. The Partnership's initial basis in contributed properties acquired in exchange for units of the Partnership should be the same as the transferor's basis in such properties on the date of acquisition. Although the law is not entirely clear, the Partnership generally will depreciate such property for U.S. federal income tax purposes over the same remaining useful lives and under the same methods used by the transferors. The Partnership's tax depreciation deductions will be allocated among the partners in accordance with their respective interests in the Partnership, except to the extent that the Partnership is required under the U.S. federal income tax laws governing partnership allocations to use a method for allocating tax depreciation deductions attributable to contributed or revalued properties that results in Colony NorthStar receiving a disproportionate share of such deductions.

Sale of a Partnership's Property

                Generally, any gain realized by a Partnership on the sale of property held by the Partnership for more than one year will be long-term capital gain, except for any portion of such gain that is treated as depreciation or cost recovery recapture. Any gain or loss recognized by a Partnership on the disposition of contributed properties will be allocated first to the partners of the Partnership who contributed such properties to the extent of their built-in gain or loss on those properties for U.S. federal income tax purposes. The partners' built-in gain or loss on such contributed properties will equal the difference between the partners' proportionate share of the book value of those properties and the partners' tax basis allocable to those properties at the time of the contribution. Any remaining gain or loss recognized by the Partnership on the disposition of the contributed properties, and any gain or loss recognized by the Partnership on the disposition of the other properties, will be allocated among the partners in accordance with their respective percentage interests in the Partnership.

                Colony NorthStar's share of any gain realized by a Partnership on the sale of any property held by the Partnership as inventory or other property held primarily for sale to customers in the ordinary course of the Partnership's trade or business will be treated as income from a prohibited transaction that is subject to a 100% penalty tax. Such prohibited transaction income also may have an adverse effect upon Colony NorthStar's ability to satisfy the income tests for REIT status. Refer to the section entitled "—Requirements for Qualification—Gross Income Tests." Colony NorthStar, however, does not presently intend to acquire or hold or to allow any Partnership to acquire or hold any property that represents inventory or other property held primarily for sale to customers in the ordinary course of Colony NorthStar's or such Partnership's trade or business.

Legislative or Other Actions Affecting REITs

                The present U.S. federal income tax treatment of REITs may be modified, possibly with retroactive effect, by legislative, judicial or administrative action at any time. The REIT rules are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department, which may result in statutory changes as well as revisions to regulations and interpretations. Additionally, several of the tax considerations described herein are currently under review and are subject to change. Prospective stockholders are urged to consult with their own tax advisors regarding the effect of potential changes to the federal tax laws on an investment in Colony NorthStar stock.

                Several REIT rules were recently amended under the Protecting Americans from Tax Hikes Act of 2015, which we refer to as the PATH Act, which was enacted on December 18, 2015. These rules were enacted with varying effective dates, some of which are retroactive. Investors should consult with their tax advisors regarding the effect of the PATH Act in their particular circumstances.

State, Local and Foreign Taxes

                Colony NorthStar and/or you may be subject to taxation by various states, localities and foreign jurisdictions, including those in which Colony NorthStar or a stockholder transacts business, owns property or resides. The state, local and foreign tax treatment may differ from the U.S. federal income tax treatment described above. Consequently, you are urged to consult your tax advisors regarding the effect of state, local and foreign tax laws upon an investment in Colony NorthStar stock.

THE MERGER AGREEMENT

                This section describes the material provisions of the merger agreement, which is attached as Annex A to this joint proxy statement/prospectus and is incorporated herein by reference.

                This summary may not contain all of the information about the merger agreement that is important to you. Each of the Companies urges you to read carefully the full text of the merger agreement because it is the principal document that governs the Mergers and related transactions contemplated by the merger agreement. The merger agreement is not intended to provide you with any factual information about any of the Companies, the other parties thereto or any of their respective subsidiaries. In particular, the assertions embodied in the representations and warranties contained in the merger agreement (and summarized below) are qualified by information that each of the Companies had filed with the SEC prior to the date of the merger agreement, as well as by certain disclosure letters that each of the Companies delivered to the other Companies at the time the merger agreement was executed. The disclosure letters modify, qualify and create exceptions to certain representations, warranties and covenants or obligations that are set forth in the merger agreement. Some of those representations, warranties and covenants or obligations: (i) may not be accurate or complete as of any specified date; (ii) may apply contractual standards of materiality in a way that is different from what may be viewed as material by investors or from standards of materiality generally applicable under the U.S. federal securities laws; and (iii) may not be intended as statements of fact, but rather as a way of allocating risk among the parties to the merger agreement.

                Accordingly, the representations, warranties and covenants or obligations and other provisions of the merger agreement and the description of such provisions in this joint proxy statement/prospectus should not be read alone but instead should be read in conjunction with the other information contained in the reports, statements and filings that each of the Companies files with the SEC and the other information in this joint proxy statement/prospectus. Refer to the section entitled "Where You Can Find More Information; Incorporation by Reference" beginning on page 420 of this joint proxy statement/prospectus.

                The rights and obligations of the parties to the merger agreement are governed by the express terms and conditions of the merger agreement and not by this summary or any other information contained in this joint proxy statement/prospectus. This summary is qualified in its entirety by reference to the merger agreement.

The Mergers and Related Transactions

                The terms and conditions of the Mergers and certain other transactions are contained in the merger agreement, a copy of which is attached to this joint proxy statement/prospectus as Annex A. On each of July 28, 2016 and October 16, 2016, the parties to the merger agreement entered into a separate letter agreement to reflect revised forms of Colony NorthStar's charter and bylaws, which forms of charter and bylaws are attached as Annexes B and C, respectively, to this joint proxy statement/prospectus, and to make certain other amendments to the merger agreement, including to provide that the number of members of the Colony NorthStar board as of the consummation of the Mergers shall be 10 and to increase the special cash dividend that NSAM is permitted to declare prior to the closing of the Mergers for payment to its stockholders from $128 million to $228 million. A copy of each letter agreement is included as part of Annex A attached to this joint proxy statement/prospectus. We encourage you to read the merger agreement carefully and in its entirety, as it is the principal document that governs the Mergers and related transactions contemplated by the merger agreement.

The Reorganization Transactions

                Prior to the effective time of the NRF merger and Colony merger, each of NSAM and NRF will engage in certain reorganization transactions, which are described below.

The Redomestication Merger

                Upon the terms and subject to the satisfaction or waiver of the conditions of the merger agreement and in accordance with Section 253 of the DGCL and Section 3-101, et seq. of the MGCL, NSAM will merge with and into Colony NorthStar with Colony NorthStar surviving the merger and continuing its corporate existence under the laws of the State of Maryland.

                At the effective time of the Redomestication merger: (i) each share of NSAM common stock issued and outstanding as of immediately prior to such effective time will be automatically cancelled and converted into the right to receive one share of Colony NorthStar class A common stock; and (ii) each share of NSAM performance common stock issued and outstanding as of immediately prior to such effective time will be automatically cancelled and converted into the right to receive one share of Colony NorthStar performance common stock.

The Pre-Closing NSAM Dividend

                Prior to the closing of the Mergers, the NSAM board or a duly authorized committee thereof is expected to declare a dividend in cash in respect of the shares of NSAM common stock in an aggregate amount of $228 million to be paid prior to, as of or after the closing of the Mergers, to the common stockholders of NSAM as of a record date prior to the effective time of the Redomestication merger. Such dividend would be paid on or following January 1, 2017.

The NRF Reorganization Transactions

                Upon the terms and subject to the satisfaction or waiver of the conditions of the merger agreement, NRF will engage in certain internal reorganization transactions, including the merger of NRF LP with and into NRF, with NRF surviving the merger, and the merger of New Parent Merger Sub with and into NRF, with NRF surviving the merger. The principal result of the NRF reorganization transactions is to convert the outstanding ownership interests of NRF's operating partnership, NRF LP, that are not already held by NRF, into NRF common stock and to create a new holding company, New NRF Parent, for NRF. These transactions are described below.

    NRF LP Merger

                Upon the terms and subject to the satisfaction or waiver of the conditions of the merger agreement and in accordance with the Delaware Limited Liability Company Act, which we refer to as the DLLCA, and the Delaware Revised Uniform Limited Partnership Act, which we refer to as the DRULPA, NRF OP Merger Sub will merge with and into NRF LP, with NRF LP surviving the merger and continuing its existence as a limited partnership under the laws of the State of Delaware. The merger agreement provides that the NRF LP merger will occur before the NRF LP upstream merger described below.

                At the effective time of the NRF LP merger:

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  each NRF LTIP unit outstanding as of immediately prior to such effective time will be deemed to be fully vested and converted into one share of NRF common stock;

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  each NRF LP common unit outstanding as of immediately prior to such effective time (other than those held by NRF) will be converted into the right to receive one share of NRF common stock; and

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  each other interest in NRF LP held by NRF will remain issued and outstanding.

                As a result of the NRF LP merger, NRF will become the sole unitholder of NRF LP.

    NRF LP Upstream Merger

                Immediately following the NRF LP merger, upon the terms and subject to the satisfaction or waiver of the conditions of the merger agreement and in accordance with the MGCL and DRULPA, NRF LP will merge with and into NRF, which we refer to as the NRF LP upstream merger, with NRF surviving the merger and continuing its existence as a corporation under the laws of the State of Maryland. As noted above, at the time of the NRF LP upstream merger, NRF will be the sole unitholder of NRF LP. The merger agreement provides that the NRF LP upstream merger will occur after the NRF LP merger and before the New NRF Holdco merger.

                At the effective time of the NRF LP upstream merger, each interest in NRF LP outstanding as of immediately prior to such effective time will no longer be outstanding and will be automatically cancelled.

    New NRF Holdco Merger

                Immediately following the NRF LP upstream merger, upon the terms and subject to the satisfaction or waiver of the conditions of the merger agreement and in accordance with the DLLCA and MGCL, New Parent Merger Sub will merge with and into NRF, with NRF surviving the merger, which we refer to as the New NRF Holdco surviving corporation, and continuing its corporate existence under the laws of the State of Maryland. The merger agreement provides that the New NRF Holdco merger will occur immediately after the NRF LP upstream merger and before the LLC conversion.

                At the effective time of the New NRF Holdco merger:

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  each share of NRF common stock issued and outstanding as of immediately prior to such effective time will be automatically cancelled and converted into the right to receive one share of New NRF Parent common stock; and

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  each share of NRF series A, B, C, D and E preferred stock issued and outstanding as of immediately prior to such effective time will be automatically cancelled and converted into the right to receive one share of New NRF Parent series A, B, C, D and E preferred stock, respectively. Each series of New NRF Parent preferred stock will have substantially the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as the corresponding series of NRF preferred stock.

                At the effective time of the New NRF Holdco merger, each issued and outstanding share of common stock of New Parent Merger Sub will be converted into the right to receive one share of common stock of the New NRF Holdco surviving corporation.

    Other NRF Reorganization Transactions

                Immediately following the New NRF Holdco merger, upon the terms and subject to the satisfaction or waiver of the conditions of the merger agreement and in accordance with the MGCL and the Maryland Limited Liability Company Act, which we refer to as the MDLLCA, NRF and New NRF Parent will cause NRF to be converted into a limited liability company organized under the laws of the State of Maryland, which we refer to as NRF LLC. The merger agreement provides that the LLC conversion will occur after the New NRF Holdco merger and before the NRF merger. At the effective time of the LLC conversion, each share of the New NRF Holdco surviving corporation will cease to exist as stock in the New NRF Holdco surviving corporation and will convert into one membership unit in NRF LLC.

                Immediately following the LLC conversion, and prior to the NRF merger, NRF LLC will assign to New NRF Parent all of NRF LLC's right, title and interest in and obligations with respect to the NRF management agreement, which we refer to as the NRF management agreement assignment.

The NRF Merger and the Colony Merger

                Immediately following the reorganization transactions described above, the NRF merger and Colony merger will occur in that order. Pursuant to the merger agreement, each of the Mergers and related transactions contemplated by the merger agreement to be completed at closing will occur only if all of such transactions are completed at closing.

The NRF Merger

                Upon the terms and subject to the satisfaction or waiver of the conditions of the merger agreement and in accordance with the MGCL, New NRF Parent will merge with and into Colony NorthStar with Colony NorthStar surviving the merger and continuing its corporate existence under the laws of the State of Maryland. The merger agreement provides that the NRF merger will occur after the latest to occur of the Redomestication merger, the New NRF Holdco merger and the NRF management agreement assignment.

                At the effective time of the NRF merger:

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  each share of New NRF Parent common stock issued and outstanding as of immediately prior to such effective time (including any right to receive such shares pursuant to the New NRF Holdco merger) will be automatically cancelled and converted into the right to receive 1.0996 shares of Colony NorthStar class A common stock; and

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  each share of New NRF Parent series A, B, C, D and E preferred stock issued and outstanding immediately prior to such effective time will be automatically cancelled and converted into the right to receive one share of Colony NorthStar series A, B, C, D and E preferred stock, respectively. Colony NorthStar series A, B, C, D and E preferred stock will have substantially the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as the corresponding series of New NRF Parent preferred stock.

                Any shares of New NRF Parent common stock or preferred stock that are owned by the Companies or any of their direct or indirect wholly owned subsidiaries (and not held on behalf of third parties) will be cancelled and cease to exist and will not be entitled to receive any merger consideration in connection with the Mergers.

                The NRF exchange ratio will be adjusted proportionately to reflect the effect of certain events described in the merger agreement that occur after the date of the merger agreement and prior to the effective time of the NRF merger including, for example, if NRF paid a dividend in excess of the $0.40 per share for a calendar quarter that NRF has paid historically.

The Colony Merger

                Immediately following the NRF merger, upon the terms and subject to the satisfaction or waiver of the conditions of the merger agreement and in accordance with the MGCL, Colony will merge with and into Colony NorthStar with Colony NorthStar surviving the merger and continuing its corporate existence under the laws of the State of Maryland. The merger agreement provides that the Colony merger will become effective immediately after the effective time of the NRF merger.

                At the effective time of the Colony merger:

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  each share of Colony class A common stock issued and outstanding immediately prior to such effective time will be automatically cancelled and converted into the right to receive 1.4663 shares of Colony NorthStar class A common stock;

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  each share of Colony class B common stock issued and outstanding immediately prior to such effective time will be automatically cancelled and converted into the right to receive 1.4663 shares of Colony NorthStar class B common stock; and

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  each share of Colony series A, B and C preferred stock issued and outstanding immediately prior to such effective time will be automatically cancelled and converted into the right to receive one share of Colony NorthStar series F, G and H preferred stock, respectively. Colony NorthStar series F, G and H preferred stock will have substantially the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as the corresponding series of Colony preferred stock.

                Any shares of Colony common stock or preferred stock that are owned by the Companies or any of their direct or indirect wholly owned subsidiaries (and not held on behalf of third parties) will be cancelled and cease to exist and will not be entitled to receive any merger consideration in connection with the Mergers.

                The Colony class A exchange ratio and Colony class B exchange ratio will be adjusted proportionately to reflect the effect of certain events described in the merger agreement that occur after the date of the merger agreement and prior to the effective time of the Colony merger, including, for example, if Colony paid a dividend in excess of the $0.40 per share for a calendar quarter that Colony has paid historically.

The Integration Transactions

                Immediately following the Colony merger, Colony NorthStar and its subsidiaries will engage in certain integration transactions, including the consolidation of NSAM LP and Colony OP through NSAM's contribution of its historic NRF and NSAM Jersey business and assets to Colony OP, followed by the combination of NSAM LP with Colony OP with Colony OP surviving; and to the extent determined by the parties, Colony OP will then contribute or cause to be contributed to one or more taxable REIT subsidiaries certain non-qualifying REIT assets.

Treatment of NSAM and Colony NorthStar Equity Awards and NSAM LTIP Units

                At the effective time of the Redomestication merger, each outstanding NSAM equity award will be assumed by Colony NorthStar and converted into a Colony NorthStar equity award having the same terms and conditions as those of the corresponding NSAM equity award immediately prior to the Redomestication merger and the NSAM stock plans will be assumed by Colony NorthStar.

                At the effective time of the NRF merger, each outstanding Colony NorthStar equity award will be treated in connection with the consummation of the NRF merger in accordance with the terms set forth in the applicable NSAM stock plans and/or award agreements, including any applicable accelerated vesting and forfeiture provisions. To the extent any such Colony NorthStar equity award vests in connection with the consummation of the NRF merger, the holder thereof will be entitled to that number of shares of Colony NorthStar class A common stock represented by such vested Colony NorthStar equity award immediately prior to the effective time of the NRF merger (subject to withholding requirements). With respect to any Colony NorthStar equity award that is subject to performance-based vesting conditions and is eligible to vest in connection with the consummation of the NRF merger in accordance with its terms, any portion of such Colony NorthStar equity award that does not vest after giving effect to any vesting that occurs in connection with the consummation of the NRF merger in accordance with the applicable terms of such Colony NorthStar equity award, will immediately and automatically be forfeited for no consideration. Each Colony NorthStar equity award that is outstanding immediately prior to the effective time of the NRF merger that does not vest (and is not forfeited) in connection with the consummation of the NRF merger by its terms will remain outstanding following the effective time of the NRF merger and will continue to have, and will be subject to, the same terms and conditions as those of such Colony NorthStar equity award, as applicable, immediately prior to the effective time of the NRF merger.

                At the effective time of the NRF merger, each NSAM LTIP unit will be treated in connection with the consummation of the NRF merger in accordance with its terms and the terms of the NSAM LP limited partnership agreement, including any accelerated vesting and forfeiture provisions. To the extent that any such NSAM LTIP unit vests in connection with the consummation of the NRF merger, the holders of such vested NSAM LTIP units will be permitted to convert each such NSAM LTIP unit into a share of Colony NorthStar class A common stock in accordance with its terms and the terms of the NSAM LP limited partnership agreement. Each NSAM LTIP unit that is outstanding immediately prior to the effective time of the NRF merger and is not converted by the holder thereof into a share of Colony NorthStar class A common stock will remain outstanding and will continue to have, and will be subject to, the same terms and conditions as those that applied prior to the effective time of the NRF merger.

                At or prior to the effective time of the NRF merger, Colony NorthStar, the Colony NorthStar board and the compensation committee of the NSAM board, as applicable, will adopt any resolutions and take any actions that are necessary to effectuate the treatment of the Colony NorthStar equity awards and NSAM LTIP units pursuant to the merger agreement.

Treatment of Colony Equity Awards and Colony LTIP Units

                At the effective time of the Colony merger, each outstanding Colony equity award will be treated in connection with the consummation of the Colony merger in accordance with the terms set forth in the applicable Colony stock plans and/or award agreements, including any accelerated vesting and forfeiture provisions. To the extent any such Colony equity award vests in connection with the consummation of the Colony merger, the holder thereof will be entitled to that number of shares of Colony class A or class B common stock, as applicable, represented by such vested Colony equity award (subject to withholding requirements), which shares will be treated as issued and outstanding shares of Colony class A or class B common stock, as applicable, in accordance with merger agreement provisions governing the Colony merger. Each Colony equity award that is outstanding immediately prior to the effective time of the Colony merger that does not vest (and is not forfeited) in connection with the consummation of the Colony merger by its terms will be assumed by Colony NorthStar and will be converted into the right to receive an award in the same form for that number of shares of Colony NorthStar class A common stock (rounded down to the nearest whole share) equal to the product of: (i) the number of shares of Colony class A common stock subject to such unvested Colony equity award multiplied by (ii) the Colony class A exchange ratio.

                At the effective time of the Colony merger, each Colony LTIP unit will be treated in connection with the consummation of the Colony merger in accordance with its terms and the limited liability company agreement of Colony OP, including any accelerated vesting provisions. To the extent that any such Colony LTIP unit vests in connection with the consummation of the Colony merger, on the effective time of the Colony merger the holders of Colony LTIP units will be permitted to convert each such Colony LTIP unit into a share of Colony class A or class B common stock, as applicable.

                Prior to the effective time of the Colony merger, Colony, the Colony board and the compensation committee of the Colony board, as applicable, will adopt any resolutions and take any actions that are necessary to effectuate the treatment of the Colony equity awards pursuant to the merger agreement.

Treatment of NRF Equity Awards and NRF LTIP Units

                In connection with NRF's internal reorganization transactions, all of the outstanding NRF LTIP units will be fully vested and converted into an equal number of shares of NRF common stock, each NRF equity award will be assumed by New NRF Parent and will be converted into the right to receive a New NRF Parent equity award having the same terms and conditions as those of the corresponding NRF equity award and the NRF stock plan will be assumed by New NRF Parent.

                At the effective time of the NRF merger, each outstanding New NRF Parent equity award will be treated in connection with the consummation of the NRF merger in accordance with the terms set forth in the applicable NRF stock plan and/or award agreements, including any applicable accelerated vesting and forfeiture provisions. Subject to the below limitation on the aggregate NRF awards, to the extent any such New NRF Parent equity award vests in connection with the consummation of the NRF merger in accordance with its terms, the holder thereof will be entitled to and will be deemed to have received immediately prior to the effective time of the NRF merger that number of shares of New NRF Parent common stock represented by such vested New NRF Parent equity award immediately prior to the effective time of the NRF merger (less shares retained for tax withholding), which shares of New NRF Parent common stock will be treated as issued and outstanding shares of New NRF Parent common stock in accordance with merger agreement provisions governing the NRF merger. With respect to any New NRF Parent equity award that is subject to performance-based vesting conditions and is eligible to vest in connection with the consummation of the NRF merger in accordance with its terms, any portion of such New NRF Parent equity award that does not vest after giving effect to any vesting that occurs in connection with the consummation of the NRF merger in accordance with the applicable terms of such New NRF Parent equity award will immediately and automatically be forfeited for no consideration. Each New NRF Parent equity award that is outstanding immediately prior to the effective time of the NRF merger that does not vest (and is not forfeited) in connection with the consummation of the NRF merger by its terms will be assumed by Colony NorthStar and will be converted into the right to receive an award in the same form for that number of shares of Colony NorthStar class A common stock (rounded down to the nearest whole share) equal to the product of: (i) the number of shares of New NRF Parent common stock subject to such New NRF Parent unvested equity award multiplied by (ii) the NRF exchange ratio.

                If the aggregate number of shares of NRF common stock and New NRF Parent common stock issuable upon conversion of NRF LTIP units (or common units of NRF LP issued upon conversion of NRF LTIP units) or pursuant to the New NRF Parent equity awards in connection with the NRF merger, which we collectively refer to as the aggregate NRF awards, would be greater than the number of shares of common stock of NRF or New NRF Parent available for issuance under the NRF stock plan and in the event the parties determine that the aggregate NRF awards cannot be settled in shares of Colony NorthStar class A common stock in accordance with applicable law (including NYSE Listing Standard 303A.08), then the number of aggregate NRF awards that will be settled in shares of NRF or New NRF Parent common stock will automatically be deemed reduced pro rata (but not below zero) by the least amount required so that number of shares of common stock of NRF or New NRF Parent issuable pursuant to the aggregate NRF awards is no longer greater than the number of available shares of common stock of NRF or New NRF Parent. Each aggregate NRF award (or portion thereof) that is no longer settled in shares of NRF or New NRF Parent common stock pursuant to the foregoing sentence will be settled in cash in accordance with the terms set forth in the applicable NRF stock plan and/or award agreement.

                Prior to the effective time of the NRF merger, NRF, New NRF Parent, the NRF board, the board of directors of New NRF Parent and the compensation committee of the board of directors of New NRF Parent, as applicable, will adopt any resolutions and take any actions that are necessary to effectuate the treatment of the New NRF Parent equity awards and NRF LTIP units pursuant to the merger agreement.

Board of Directors

                Prior to the completion of the Mergers, the parties will take all actions necessary so that, as of the completion of the Mergers, the Colony NorthStar board will consist of 10 members, of whom five will be designated by NSAM and NRF and five will be designated by Colony.

The Closing of the Mergers

                The completion of the Mergers will occur only if all the closing conditions contained in the merger agreement have been satisfied or waived. The Mergers will be completed legally at the time the appropriate certificates or articles of merger have been duly filed with and accepted by the Secretary of State of Delaware and the State Department of Assessments and Taxation of Maryland, as applicable, or at such later time as may be agreed by the parties in writing and specified in the certificates or articles of merger. As of the date of this joint proxy statement/prospectus, the Companies expect that the closing of the Mergers will occur in January 2017. However, there can be no assurance as to when or if the Mergers or the other transactions contemplated by the merger agreement will occur.

                It is intended that each of the Mergers will occur contemporaneously with the other Mergers, in the order described above. None of the Mergers, the LLC conversion or the NRF management agreement assignment will be consummated unless each of them occur in connection with the closing of the Mergers and related transactions contemplated by the merger agreement.

                If the Mergers are not completed by the close of business on March 17, 2017, the Mergers may be terminated by any of the Companies, unless the Company seeking to terminate the merger agreement has failed to comply with its obligations under the merger agreement and such failure has been the cause of, or materially contributed to, the failure of the Mergers to occur on or before such date.

Exchange of Shares

                Prior to the closing of the Mergers, Colony NorthStar will enter into an agreement with a bank or trust company, which we refer to as the exchange agent, that is reasonably acceptable to the other parties. Such agreement will outline the procedures by which Colony NorthStar will deposit with the exchange agent, at the closing of the Mergers, an aggregate number of shares of Colony NorthStar class A common stock, class B common stock, performance common stock and each series of preferred stock and cash (for payment in lieu of fractional shares of common stock), which represents the merger consideration, for the benefit of the NSAM, Colony and NRF stockholders and certain participants in the NSAM, Colony and NRF stock plans.

                Promptly following the closing of the Mergers, Colony NorthStar will cause the exchange agent to mail to each holder of record of certificate(s) representing shares of NSAM, Colony and NRF, as applicable, that were converted into the right to receive the merger consideration at the closing of the Mergers:

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  a letter of transmittal (which will specify that delivery will be effected, and risk of loss and title to certificate(s) will pass, only upon delivery of certificate(s) (or affidavits of loss in lieu of such certificate(s)) to the exchange agent); and

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  instructions for use in surrendering certificate(s) for shares in exchange for the merger consideration, any cash in lieu of fractional shares of Colony NorthStar class A common stock, class B common stock or performance common stock, as applicable, to be issued or paid in consideration and any dividends or distributions to which such holder is entitled. Until such certificate(s) are surrendered in accordance with such instructions, the holder of such certificate(s) will not receive the applicable merger consideration, any cash in lieu of fractional shares or any dividends or distributions with respect to shares represented by such certificates.

                For shares of NSAM, Colony and NRF common stock held in non-certificated form and represented by book-entry, which we refer to collectively as book-entry shares, holders of such book-entry shares will not be required to deliver a certificate or an executed letter of transmittal to the exchange agent, to receive the merger consideration and any dividends or distributions to which such holder is entitled. Instead, each holder of record of one or more book-entry shares whose shares of NSAM, Colony or NRF common stock were converted into the right to receive Colony NorthStar class A common stock, class B common stock or performance common stock will, upon receipt by the exchange agent of an "agent's message" in customary form (or such other evidence, if any, as the exchange agent may reasonably request), be entitled to receive and Colony NorthStar will cause the exchange agent to pay and deliver as promptly as reasonably practicable after the effective time of the Mergers, the merger consideration in respect of each such share of NSAM, Colony and NRF common stock. The holders of book-entry shares will be deemed to have surrendered such shares upon receipt by the exchange agent of such "agent's message" or such other evidence, if any, as the paying agent may reasonably request, and such book-entry shares so surrendered will forthwith be cancelled.

No Fractional Shares

                No fractional shares of Colony NorthStar class A common stock, class B common stock or performance common stock will be issued in the Mergers. Any fractional interest in such shares will entitle the holder thereof to receive, in lieu of such a fractional share, cash (without interest) in an amount determined by multiplying the fractional share interest to which such holder would otherwise be entitled by the average daily volume weighted average price of NSAM common stock on the NYSE for the five full trading days ending on the day immediately preceding the date the Mergers are completed.

Withholding

                All payments made with respect to the merger consideration will be paid without interest and net of all applicable withholding requirements.

Representations and Warranties

                The merger agreement contains generally reciprocal representations and warranties for each of the Companies, except as otherwise indicated below. The representations and warranties are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement, information contained in public filings with the SEC made by NSAM, Colony and NRF prior to the date of the merger agreement and information in the disclosure letters delivered by each Company to the other Companies at the time of the merger agreement.

                Each of the Companies makes representations and warranties with respect to itself and its business regarding, among other things:

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  organization, standing and corporate or other organizational power;

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  capitalization and stock plans;

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  ownership and qualification (to conduct business) and good standing of significant subsidiaries;

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  power and authority to conduct business and perform obligations under the merger agreement;

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  due authorization, execution, delivery and validity and enforceability of the merger agreement;

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  absence of conflicts with, or violations of, organizational documents, other contracts and applicable laws created by the entry into, and performance of obligations under, the merger agreement;

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  required regulatory filings, third party and regulatory consents and approvals of governmental authorities;

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  accuracy of SEC filings and financial statements;

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  internal accounting controls, compliance with the Sarbanes-Oxley Act and the absence of improper payments and off-balance sheet arrangements;

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  absence of certain changes from December 31, 2015 through the date of the merger agreement;

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  absence of undisclosed liabilities;

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  absence of litigation and investigations;

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  compliance with applicable laws and permits;

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  certain material contracts and the absence of defaults related to such contracts;

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  labor and benefits matters, including matters related to employee benefit plans, and ERISA compliance;

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  tax matters, including matters relating to REIT qualification;

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  brokers', investment bankers', financial advisors' or other similar fees;

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  receipt of the opinions of financial advisors;

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  intellectual property;

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  real properties and leases;

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  environmental matters;

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  Investment Company Act matters (or in the case of Colony and NRF, inapplicability thereto);

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  inapplicability of state takeover statutes to the Mergers;

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  accuracy of information supplied or to be supplied for use in the Form S-4 and this joint proxy statement/prospectus;

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  certain transactions with related parties;

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  Investment Advisers Act matters (or in the case of NRF, inapplicability thereto); and

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  broker-dealer matters (or in the case of Colony and NRF, inapplicability thereto).

                The merger agreement also contains certain representations and warranties with respect to Colony NorthStar, New NRF Parent and New Parent Merger Sub including corporate organization and capitalization and, with respect to Colony NorthStar, New NRF Parent, NRF LP, NRF OP Merger Sub and New Parent Merger Sub, including authority with respect to the execution and delivery of the merger agreement.

                Many of the representations and warranties in the merger agreement are qualified by a "materiality" or "material adverse effect" standard (that is, they will be deemed to be true and correct unless their failure to be true or correct, individually or in the aggregate, has resulted in or would reasonably be expected to result in a material adverse effect). In addition, certain of the representations and warranties in the merger agreement are subject to knowledge qualifications, which means that those representations and warranties would not be deemed untrue or incorrect as a result of matters of which certain officers of the party making the representation did not have actual knowledge. For the purposes of the merger agreement, "material adverse effect" means, with respect to any of the Companies, any change, event, development, circumstance, condition, occurrence or effect that, individually or in the aggregate with any other change, event, development, circumstance, condition, occurrence or effect: (i) prevents or materially delays the consummation of the transactions contemplated by the merger agreement; or (ii) has a material adverse effect on the financial condition, results of operations or business of such Company and its subsidiaries, taken as a whole, excluding the impact of:

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  changes, after the date of the merger agreement, in laws of general applicability to companies in the industries in which such Company and its subsidiaries operate or changes, after the date of the merger agreement, in the authoritative and publicly available interpretation thereof by governmental authorities;

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  changes, after the date of the merger agreement, in GAAP or applicable regulatory accounting requirements or authoritative and publicly available interpretations thereof;

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  changes, after the date of the merger agreement, in prevailing interest rates or other financial, economic or market conditions affecting the real estate market, the investment or asset management business or the market for alternative asset managers or REIT advisors generally;

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  actions or omissions of a party to the merger agreement required by the merger agreement;

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  the announcement or existence of the merger agreement and the transactions contemplated by the merger agreement (including the impact thereof on relationships with customers, clients, partners, joint venturers and employees);

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  changes, after the date of the merger agreement, in U.S. or non-U.S. political conditions (including the outbreak of war or acts of terrorism or the worsening of existing hostilities or other conflicts);

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  changes, after the date of the merger agreement, relating to natural disasters, outbreak of disease or other force majeure events;

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  any failure, in and of itself, by NSAM, Colony or NRF, as applicable, to meet any estimates of revenues, earnings or other measure of financial performance for any period after the date of the merger agreement, but not the underlying causes thereof (the impact of which may, unless the impact thereof is otherwise excluded, be considered in determining whether a material adverse effect has occurred); or

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  a decline in the price of the shares of NSAM, Colony or NRF, as applicable, on the NYSE or any other class of a party's capital stock listed on a national securities exchange, but not the underlying causes thereof (the impact of which may, unless the impact thereof is otherwise excluded, be considered in determining whether a material adverse effect has occurred);

except, in the cases of the first, second, third, sixth and seventh bullet points above, to the extent the effects of such change, event, development, circumstance, condition, occurrence or effect are materially disproportionately adverse to the financial condition, results of operations or business, of such Company and its subsidiaries, taken as a whole, as compared to other companies in the industry in which such Company and its subsidiaries operate.

Conditions to Completion of the Mergers

Mutual Closing Conditions

                The obligation of each of the Companies to complete the Mergers is subject to the fulfillment or written waiver, at or prior to the closing, of the following conditions:

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  receipt of the NSAM stockholder approval;

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  receipt of the Colony stockholder approval;

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  receipt of the NRF stockholder approval;

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  receipt of all requisite regulatory approvals;

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  the absence of any law, injunction or order by any governmental authority preventing, enjoining, prohibiting or making illegal the consummation of the Mergers;

  •
  effectiveness of the registration statement of which this joint proxy statement/prospectus forms a part and no stop order suspending the effectiveness of the registration statement having been issued or proceedings for that purpose having been initiated or threatened by the SEC;

  •
  the shares of Colony NorthStar class A common stock and Colony NorthStar preferred stock to be issued in connection with the Mergers have been approved for listing on the NYSE, subject only to official notice of issuance; and

  •
  the sale or other disposition of NSAM's investment in Island Hospitality Management Inc. (carrying value of approximately $39.5 million as of March 31, 2016) which could adversely affect Colony NorthStar's ability to qualify as a REIT.

                The merger agreement also provides that no party will be required to consummate the Mergers or be in breach of any obligation under the merger agreement to consummate the Mergers or otherwise be liable to any other party in connection with a failure to consummate the Mergers if, subject to certain conditions, financing is unavailable and the combined company, upon consummation of the Mergers, will not have sufficient unrestricted cash on hand available to repay certain specified borrowings and all transaction expenses of the parties to the merger agreement in connection with the Mergers.

Additional Closing Conditions for the Benefit of NSAM

                The obligation of NSAM to consummate the Mergers is also subject to the fulfillment or written waiver, before the closing, of each of the following conditions:

  •
  the accuracy in all material respects as of the date of the merger agreement and as of the date of the closing (except that representations and warranties which address matters only as of a particular date, which are required to be true and correct as of such particular date) of certain representations and warranties made in the merger agreement by each of Colony and NRF (disregarding any materiality or material adverse effect qualifications contained in such representations and warranties) regarding certain aspects of its organization and standing, capitalization, significant subsidiaries, power, authority and financial advisors;

  •
  the accuracy in all respects as of the date of the merger agreement and as of the date of the closing of certain representations and warranties made in the merger agreement by each of Colony and NRF regarding the absence of certain changes, which are subject, in each case, to a material adverse effect qualification;

  •
  the accuracy of all other representations and warranties made in the merger agreement by each of Colony and NRF (disregarding any materiality or material adverse effect qualifications contained in such representations and warranties) as of the date of the closing (except that representations and warranties which address matters only as of a particular date, which are required to be true and correct as of such particular date), except for any such inaccuracies that have not resulted in a material adverse effect on Colony or NRF, as applicable;

  •
  each of Colony, NRF and New NRF Parent must have complied with and performed in all material respects all obligations required to be complied with and performed under the merger agreement by it on or before the closing;

  •
  receipt by NSAM of certificates signed by an appropriate officer of each of Colony, NRF and New NRF Parent certifying that the conditions of such party relating to the representations and warranties and covenants of such party are satisfied;

  •
  receipt by NSAM of:

  o
  with respect to Colony, a written opinion of counsel, dated as of the date of the Colony merger, to the effect that, commencing with its taxable year of formation through the effective time of the Colony merger, Colony has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code and its actual method of operation through the effective time of the Colony merger will enable it to meet the requirements for qualification and taxation as a REIT for the taxable year ended with the effective time of the Colony merger; and

  o
  with respect to NRF, a written opinion of counsel, dated as of the date of the NRF merger, to the effect that, commencing with its taxable year of formation through the effective time of the NRF merger, New NRF Parent (including NRF in its capacity as predecessor to New NRF Parent) has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code and its actual method of operation through the effective time of the NRF merger will enable it to meet the requirements for qualification and taxation as a REIT for the taxable year ended with the effective time of the NRF merger;

  •
  both: (i) receipt by NSAM of a written opinion of counsel, dated as of the date of the NRF merger, to the effect that, the Redomestication merger will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and each of the NRF merger and the Colony merger will qualify as a reorganization within the meaning of Section 368(a) of the Code; and (ii) receipt by NRF of a written opinion of counsel, dated as of the date of the NRF merger, to the effect that the New NRF Holdco merger together with the LLC conversion will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code;

  •
  receipt by NSAM of a written opinion of counsel, dated as of the date of the Colony merger, to the effect that Colony NorthStar is not, and as a result of the consummation of the Mergers will not be, required to register as an investment company under the Investment Company Act; and

  •
  since the date of the merger agreement, no material adverse effect with respect to Colony or NRF has occurred, provided that NSAM may not rely on this condition with respect to any material adverse effect with respect to NRF that is caused by the act or failure to act by NSAM or any of its affiliates in violation of the NRF management agreement.

                Notwithstanding the foregoing, NSAM's ability to invoke: (i) a failure on the part of NRF, or any of NRF's subsidiaries party to the merger agreement, to comply with or perform the covenants and agreements under the merger agreement; or (ii) a breach by NRF, or any of NRF's subsidiaries party to the merger agreement, of a representation or warranty under the merger agreement as a basis not to consummate the transactions contemplated by the merger agreement is limited by the NSAM/NRF side agreement. Refer to the section entitled "Other Related Agreements—The NSAM/NRF Side Agreement" beginning on page 308 of this joint proxy statement/prospectus.

Additional Closing Conditions for the Benefit of Colony

                The obligation of Colony to consummate the Mergers is also subject to the fulfillment or written waiver, before the closing, of each of the following conditions:

  •
  the accuracy in all material respects as of the date of the merger agreement and as of the date of the closing (except that representations and warranties which address matters only as of a particular date, which are required to be true and correct as of such particular date) of certain representations and warranties made in the merger agreement by each of NSAM and NRF (disregarding any materiality or material adverse effect qualifications contained in such representations and warranties) regarding certain aspects of its organization and standing, capitalization, significant subsidiaries, power, authority and financial advisors;

  •
  the accuracy in all respects as of the date of the merger agreement and as of the date of the closing of certain representations and warranties made in the merger agreement by each of NSAM and NRF regarding the absence of certain changes, which are subject, in each case, to a material adverse effect qualification;

  •
  the accuracy of all other representations and warranties made in the merger agreement by each of NSAM and NRF (disregarding any materiality or material adverse effect qualifications contained in such representations and warranties) as of the date of the closing (except that representations and warranties which address matters only as of a particular date, which are required to be true and correct as of such particular date), except for any such inaccuracies that have not resulted in a material adverse effect on NSAM or NRF, as applicable;

  •
  each of NSAM, Colony NorthStar, NRF and New NRF Parent must have complied with and performed in all material respects all obligations required to be complied with and performed under the merger agreement by it on or before the closing;

  •
  receipt by Colony of certificates signed by an appropriate officer of each of NSAM, Colony NorthStar, NRF and New NRF Parent certifying that the conditions of such party relating to the representations and warranties and covenants of such party are satisfied;

  •
  receipt by Colony of:

  o
  with respect to NRF, a written opinion of counsel, dated as of the date of the NRF merger, to the effect that, commencing with its taxable year of formation through the effective time of the NRF merger, New NRF Parent (including NRF in its capacity as predecessor to New NRF Parent) has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code and its actual method of operation through the effective time of the NRF merger will enable it to meet the requirements for qualification and taxation as a REIT for the taxable year ended with the effective time of the NRF merger; and

    o
    with respect to Colony NorthStar, a written opinion of counsel, dated as of the date of the Colony merger, to the effect that, commencing with the taxable year beginning January 1, 2017, Colony NorthStar (including NSAM in its capacity as predecessor to Colony NorthStar) will be organized in conformity with the requirements for qualification and taxation as a REIT under the U.S. federal income tax laws and its proposed method of operations will enable it to satisfy the requirements for qualification and taxation as a REIT under the U.S. federal income tax laws for its taxable year ending December 31, 2017 and subsequent taxable years;

  •
  each of (i) receipt by Colony of a written opinion of counsel, dated as of the date of the Colony merger, to the effect that each of the NRF merger and the Colony merger will qualify as a reorganization within the meaning of Section 368(a) of the Code; (ii) receipt by NSAM of a written opinion of counsel, dated as of the date of the NRF merger, to the effect that the Redomestication merger will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code; and (iii) receipt by NRF of a written opinion of counsel, dated as of the date of the NRF merger, to the effect that the New NRF Holdco merger together with the LLC conversion will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code;

  •
  receipt by Colony of a written opinion of counsel reasonably acceptable to each of the parties, dated as of the date of the Colony merger, to the effect that, Colony NorthStar is not, and as a result of the consummation of the Mergers will not be, required to register as an investment company under the Investment Company Act;

  •
  since the date of the merger agreement, no material adverse effect with respect to NSAM or NRF has occurred; and

  •
  receipt by Colony of the NSAM E&P study.

Additional Closing Conditions for the Benefit of NRF

                The obligation of NRF to consummate the Mergers is also subject to the fulfillment or written waiver, before the closing, of each of the following conditions:

  •
  the accuracy in all material respects as of the date of the merger agreement and as of the date of the closing (except that representations and warranties which address matters only as of a particular date, which are required to be true and correct as of such particular date) of certain representations and warranties made in the merger agreement by each of NSAM and Colony (disregarding any materiality or material adverse effect qualifications contained in such representations and warranties) regarding certain aspects of its organization and standing, capitalization, significant subsidiaries, power, authority and financial advisors;

  •
  the accuracy in all respects as of the date of the merger agreement and as of the date of the closing of certain representations and warranties made in the merger agreement by each of NSAM and Colony regarding the absence of certain changes, which are subject, in each case, to a material adverse effect qualification;

  •
  the accuracy of all other representations and warranties made in the merger agreement by each of NSAM and Colony (disregarding any materiality or material adverse effect qualifications contained in such representations and warranties) as of the date of the closing (except that representations and warranties which address matters only as of a particular date, which are required to be true and correct as of such particular date), except for any such inaccuracies that have not resulted in a material adverse effect on NSAM or Colony, as applicable;

  •
  each of NSAM, Colony NorthStar and Colony must have complied with and performed in all material respects all obligations required to be complied with and performed under the merger agreement by it on or before the closing;

  •
  receipt by NRF of certificates signed by an appropriate officer of each of NSAM, Colony NorthStar and Colony certifying that the conditions of such party relating to the representations and warranties and covenants of such party are satisfied;

  •
  receipt by NRF of:

  o
  with respect to Colony, a written opinion of counsel, dated as of the date of the Colony merger, to the effect that, commencing with its taxable year of formation through the effective time of the Colony merger, Colony has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code and its actual method of operation through the effective time of the Colony merger will enable it to meet the requirements for qualification and taxation as a REIT for the taxable year ended with the effective time of the Colony merger; and

  o
  with respect to Colony NorthStar, a written opinion of counsel, dated as of the date of the NRF merger, to the effect that, commencing with the taxable year beginning January 1, 2017, Colony NorthStar (including NSAM in its capacity as predecessor to Colony NorthStar) will be organized in conformity with the requirements for qualification and taxation as a REIT under the U.S. federal income tax laws and its proposed method of operations will enable it to satisfy the requirements for qualification and taxation as a REIT under the U.S. federal income tax laws for its taxable year ending December 31, 2017 and subsequent taxable years;

  •
  both: (i) receipt by NRF of a written opinion of counsel, dated as of the date of the NRF merger to the effect that the New NRF Holdco merger together with the LLC conversion will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and each of the NRF merger and the Colony merger will qualify as a reorganization within the meaning of Section 368(a) of the Code; and (ii) receipt by NSAM of a written opinion of counsel, dated as of the date of the NRF merger, to the effect that the Redomestication merger will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code;

  •
  receipt by NRF of a written opinion of counsel, dated as of the date of the Colony merger to the effect that, Colony NorthStar is not, and as a result of the consummation of the Mergers will not be, required to register as an investment company under the Investment Company Act;

  •
  since the date of the merger agreement, no material adverse effect with respect to NSAM or Colony has occurred; and

  •
  receipt by NRF of the NSAM E&P study.

                All written opinions of counsel must be in form and substance reasonably satisfactory to the party receiving such opinion, and the counsel providing such opinion must be reasonably acceptable to the parties to which the opinions are delivered.

Covenants and Agreements

Conduct of the Business Pending the Mergers

                Each of the Companies has agreed to certain restrictions on itself and its subsidiaries, and their conduct of business, prior to the completion of the Mergers. In general, except with the prior written approval of the other parties (which consent will not be unreasonably withheld, delayed or conditioned), or as otherwise expressly required or permitted by the merger agreement, or required by law, or as disclosed in the disclosure letters delivered by each of the Companies to the other Companies at the time of the merger agreement, each of the Companies has agreed that it will, and will cause each of its subsidiaries to, conduct its business in the ordinary course of business consistent with past practice, and use its reasonable best efforts to preserve intact its business organizations, and material assets and maintain its material rights, franchises, authorizations and existing relations with customers, suppliers, employees and business associates.

                Without limiting the foregoing, each of the Companies has also agreed that, except with the prior written approval of the other parties (which consent will not be unreasonably withheld, delayed or conditioned), as otherwise required by the merger agreement, as required by law, or as disclosed in the disclosure letters delivered by each of the Companies to the other Companies at the time of the merger agreement, it will not, and it will not permit any of its subsidiaries to, directly or indirectly:

  •
  enter into any new material line of business or change its material operating policies, except as required by law;

  •
  issue or sell any of its shares of capital stock or rights (except, with respect to NRF, issuance of shares of capital stock in connection with the NRF LP merger) or permit any of its shares of capital stock or rights to become subject to new grants, except:

  o
  issuances of equity awards and any other form of employee incentive equity awards under the stock plans of each Company, in the ordinary course of business consistent with past practice, in each case, subject to the aggregate limits specified in the disclosure letters delivered by each of the Companies to the other Companies at the time of the merger agreement;

  o
  settlement of equity awards and any other form of employee incentive equity awards under such stock plans in accordance with their terms;

  o
  issuances of shares of capital stock or rights to wholly owned subsidiaries;

  o
  issuances of shares of capital stock in connection with the conversion of convertible shares or units of such party outstanding as of the date hereof or otherwise issued in compliance with the merger agreement; and

  o
  any exchange relating to any exchangeable notes of such party;

  •
  make, declare, pay or set aside any dividend on or make any other distributions with respect to shares of its capital stock, subject to certain exceptions;

  •
  sell, transfer, or otherwise dispose of or discontinue any of its material assets, business or properties, except in the ordinary course of business consistent with past practice not in excess of (i) $75 million with respect to any individual transaction or (ii) $300 million in the aggregate;

  •
  acquire the assets, business, or properties of any non-affiliated entity, or make any loans, advances or capital contributions to, or investments in, any person (other than a wholly owned subsidiary), except for acquisitions, loans, advances or capital contributions or investments that do not exceed, in the aggregate, $200 million (excluding indebtedness permitted under the merger agreement incurred in connection therewith);

  •
  allow the lapse or termination of insurance policies covering material assets and businesses (other than the replacement of existing policies with substantially comparable policies);

  •
  amend its organizational documents or the organizational documents of any of its significant subsidiaries;

  •
  form any person that would comprise a significant subsidiary or dissolve or liquidate any significant subsidiary;

  •
  implement or adopt any material change in its financial or regulatory accounting principles, practices or methods or materially change any actuarial or other assumptions used to calculate funding obligations with respect to any benefit arrangement, other than as may be required by GAAP;

  •
  knowingly take any action, or knowingly omit to take any action, which is reasonably likely to result in any of the conditions to the Mergers not being satisfied in a reasonably timely manner;

  •
  except as required pursuant to the terms of the forbearing party's benefit plans in effect as of the date of the merger agreement, or as otherwise required by applicable law:

  o
  increase the rate of compensation or benefits payable to any director, executive officer, employee or other service provider of the forbearing party or any of its subsidiaries, except: (i) for employees who are not executive officers, increases in annual salary or wage rate in the ordinary course of business consistent with past practice that do not exceed 10% in the aggregate; and (ii) the payment of annual bonuses for completed periods based on actual performance in the ordinary course of business consistent with past practice subject to the limits set forth on the disclosure letters delivered by each of the Companies to the other Companies at the time of the merger agreement;

  o
  establish, adopt, materially amend or terminate any benefit plan except for: (i) amendments to benefit plans made in the ordinary course of business consistent with past practice that do not materially increase the expense of maintaining such plan; and (ii) establishing or adopting benefit plans in the ordinary course of business consistent with past practice in connection with the forbearing party's annual or open enrollment procedures; or

  o
  take any action to accelerate the vesting, accrual or payment of, or to fund or in any other way secure the payment, of compensation or benefits under any benefit plan;

  •
  subject to certain exceptions related to REIT qualification, take any action that could reasonably be expected to prevent each of the Redomestication merger and the New NRF

    Holdco merger together with the LLC conversion from qualifying as a reorganization within the meaning of Section 368(a)(1)(F) of the Code or either of the NRF merger or Colony merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code or cause any party that is intended to be a REIT to fail to qualify as a REIT;

  •
  enter into, amend or modify any tax protection agreement; make, change or rescind any material election relating to taxes; change a material method of tax accounting; materially amend any income tax return or any other material tax return; settle or compromise any material U.S. federal, state, local or foreign income tax liability, audit, claim or assessment; enter into any material closing agreement related to taxes; or knowingly surrender any right to claim any material tax refund, except in each case unless required by law or necessary or appropriate to preserve the status of any subsidiary of the forbearing party as a disregarded entity or partnership for U.S. federal income tax purposes;

  •
  except for intercompany indebtedness and except as set forth in the disclosure letters delivered by each of the Companies to the other Companies at the time of the merger agreement, incur any indebtedness for borrowed money, or guarantee such indebtedness to another person;

  •
  waive, compromise or settle any individual litigation, other than settlements that are for cash only and to the extent that the forbearing party or any of its subsidiaries has a payment obligation of an amount not to exceed $10 million, which payment obligation would not be deemed to include any amount that is reimbursable or paid by a third party, including insurance or third parties managed or advised by a party or its subsidiaries;

  •
  enter into any contract that would be required to be disclosed against the representations and warranties regarding material contracts, or modify, amend, terminate, assign or waive any material right under any such contract in any material respect outside the ordinary course of business consistent with past practice;

  •
  authorize, recommend, propose or announce an intention to adopt a plan of complete or partial dissolution or liquidation, except with respect to wholly owned subsidiaries if the wholly owned subsidiary is merging with or liquidating into another wholly owned subsidiary;

  •
  create any lien over any material asset or assets, other than certain permitted liens or in connection with refinancing any indebtedness permitted to be incurred;

  •
  make, authorize or incur any material capital expenditures or any obligations or liabilities in respect thereof;

  •
  amend or modify the compensation terms or any other material obligations contained in any engagement letter with any financial advisor existing as of the date of the merger agreement that relates to the transactions contemplated by the merger agreement;

  •
  enter into any transaction that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Exchange Act;

  •
  assign or license any material intellectual property to any third party; or

  •
  agree to or make any commitment to do any of the foregoing.

                The parties have agreed to certain specified exceptions to the foregoing covenants contained in disclosure letters delivered by each of the Companies to the other Companies at the time of the merger agreement.

No Solicitation or Negotiation of Acquisition Proposals

                In addition to terminating any discussions or negotiations with any person with respect to any acquisition proposal, each of the Companies has agreed not to, and to cause each of its subsidiaries and its and their respective directors, officers, employees and affiliates and direct each of its and its subsidiaries' legal or financial advisors, accountants, consultants and any representatives of the foregoing not to, directly or indirectly:

  •
  solicit, initiate or knowingly encourage or facilitate inquiries or proposals for, or engage in any negotiations concerning, or provide any confidential or nonpublic information or data to, or have any discussions with, any person relating to any inquiry, proposal or offer that constitutes, or could reasonably be expected to lead to, an acquisition proposal with respect to such Company;

  •
  engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other person any information in connection with or any inquiry, proposal or offer that constitutes, or could reasonably be expected to lead to, an acquisition proposal with respect to such Company; or

  •
  approve, recommend or enter into any agreement with respect to an acquisition proposal with respect to such Company.

                Each Company may waive or elect not to enforce any provision of any confidentiality, "standstill" or similar obligation to permit a person to make a confidential acquisition proposal with respect to such Company directly to its board of directors (or a duly authorized committee thereof) if such board of directors (or committee) determines in good faith that any such failure to waive or to not enforce would result in a breach of its duties under applicable law.

                An acquisition proposal means, with respect to any of the Companies, a bona fide proposal or offer from any person or "group" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), other than any of the other parties or any of its respective subsidiaries, and whether involving a transaction or series of related transactions, for a merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination, sale of assets or similar transaction, involving the acquisition or issuance of: (i) 20% or more of the total voting power of any class of equity securities of such Company or rights thereto; or (ii) 20% or more of the consolidated net revenues, net income or total assets of such Company and its subsidiaries, on a consolidated basis.

                Prior to obtaining the required stockholder approval, a Company and its representatives may, in response to a written acquisition proposal with respect to such Company that did not result from a material breach of the non-solicitation provisions in the merger agreement and if the board of the party receiving such proposal, or a duly authorized committee thereof, has determined in good faith based on information then available and after consultation with its outside legal counsel and outside financial advisors that such acquisition proposal either constitutes or could reasonably be expected to lead to a NSAM superior proposal, a Colony superior proposal or a NRF superior proposal:

  •
  provide information to the person(s) requesting the information if such person(s) have executed a confidentiality agreement (on terms not materially less favorable to such Company than the terms of the confidentiality agreements entered into with the other Companies) and, as contemplated below, such Company discloses to the other Companies such acquisition proposal and any nonpublic information provided to such persons(s); and

  •
  engage in, continue or otherwise participate in any discussions or negotiations with any person who has made an unsolicited bona fide written acquisition proposal.

                Each Company has agreed to promptly (and in any event within 48 hours) notify the other Companies in writing after it has received (or any discussions are sought to be initiated in respect of) an acquisition proposal with respect to such Company. Each Company has agreed to keep the other Companies reasonably informed with respect to such acquisition proposal, including by providing the identity of the person making such request and the material terms and conditions of such acquisition proposal and any updates to such terms, of all material developments with respect to such acquisition proposals or requests.

                Except as described below, none of the Companies may:

  •
  change, withhold, withdraw, qualify or modify the recommendation of the board of directors of such Company to its stockholders to vote in favor of the merger agreement and the applicable transactions contemplated by the merger agreement (or publicly announce or authorize such action or intention to take such action), in each case in a manner adverse to the other Companies;

  •
  authorize, approve, declare advisable, adopt or recommend any acquisition proposal with respect to such Company (or propose publicly to take such action);

  •
  authorize, cause or permit such Company to enter into any alternative acquisition agreement for any acquisition proposal with respect to such Company; or

  •
  fail to include the recommendation of the board of directors of such Company in the joint proxy statement (we refer to any action described in first, second or this fourth bullet of this paragraph as a change of recommendation).

                Prior to obtaining the NSAM stockholder approval, Colony stockholder approval or NRF stockholder approval, as applicable, if:

  •
  a Company receives an acquisition proposal with respect to such Company that did not result from a material breach of the non-solicitation provisions described above (and such proposal is not withdrawn) and the board of directors of such Company (or a duly authorized committee thereof) determines in good faith, after consultation with outside legal counsel and outside financial advisors, that such acquisition proposal constitutes a superior proposal and, after consultation with outside legal counsel, that failure to effect a change of recommendation in connection with such superior proposal or that failure to terminate the merger agreement to enter into an alternative acquisition agreement for such superior proposal would be inconsistent with the directors' duties under applicable law, then the board of directors of such Company (or a duly authorized committee thereof) may effect a change of recommendation and/or terminate the merger agreement in accordance with the merger agreement; or

  •
  an unknown and not reasonably foreseeable intervening event occurs, and the board of directors of such Company (or a duly authorized committee thereof) determines in good faith, after consultation with outside legal counsel, that the failure to effect a change of recommendation would be inconsistent with the directors' duties under applicable law, then the board of directors of such Company (or a duly authorized committee thereof) may effect a change of recommendation.

However, such board (or committee) may not effect a change of recommendation or terminate the merger agreement unless:

  •
  the Company has provided advance written notice to the other parties of its intention to take such action, including the reasons for such action and, if made in response to a superior proposal, a description of the material terms of and a copy of any draft agreements with respect to such superior proposal; and

  •
  the Company (or a duly authorized committee thereof) has negotiated with the other parties in good faith for period of three business days (subject to certain adjustments) to make such adjustments in the terms and conditions of the merger agreement such that the failure to effect a change of recommendation would not be inconsistent with such Company's directors' duties under applicable law or so that the superior proposal ceases to constitute a superior proposal, as applicable.

                A superior proposal means, with respect to any of the Companies, a written acquisition proposal with respect to such Company substituting "50%" for "20%" in the definition of acquisition proposal above, which the board of directors of such Company (or a duly authorized committee thereof) has determined in its good-faith judgment, after consultation with outside legal counsel and outside financial advisors, is reasonably likely to be consummated in accordance with its terms, taking into account all relevant legal, financial, regulatory and other aspects of such offer or proposal, including the financing terms thereof, and such other factors as the board of directors of such Company (or a duly authorized committee thereof) considers to be appropriate, and, if consummated, would be more favorable to the common stockholders of such Company, from a financial point of view, than the transactions contemplated by the merger agreement (after taking into account any proposed revisions pursuant to the paragraph above).

Stockholders Meetings

                Each of the Companies has agreed, as promptly as practicable after the Form S-4 is declared effective, to duly call, give notice of, convene and hold a meeting of the common stockholders of such Company for the purpose of obtaining the NSAM stockholder approval, Colony stockholder approval and NRF stockholder approval, as applicable.

Consents and Approvals

                On the terms and subject to the conditions of the merger agreement, each party (including, to the extent applicable, NSAM in its capacity as the external manager of NRF pursuant to the NRF management agreement) will use its reasonable best efforts to do all things necessary, proper or desirable under applicable laws, so as to permit consummation of the Mergers as promptly as practicable in accordance with the merger agreement and otherwise to enable consummation of the transactions contemplated by the merger agreement, and each will cooperate fully with, and furnish information to, the other parties to those ends. The obligations to use reasonable best efforts also extends to obtaining required regulatory approvals.

Directors' and Officers' Insurance and Indemnification

                Under the merger agreement, Colony NorthStar will indemnify and hold harmless (and advance reasonable expenses as incurred) to the fullest extent permitted under applicable law each present and former director or officer of NSAM, Colony and NRF and each of their respective subsidiaries, in each case, when such individual is acting in such capacity (we refer to such directors and officers, collectively, as the indemnified parties) against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the effective time of the applicable Mergers arising out of the transactions contemplated by the merger agreement.

                For a period of six years from and after the completion of the Mergers, Colony NorthStar will not amend, repeal or otherwise modify any provision in its constituent documents relating to the exculpation or indemnification (including fee advancement) of any indemnified parties in any manner that would adversely affect their rights, and will honor and perform under all indemnification obligations owed to them.

                Prior to the closing, Colony NorthStar will obtain and fully pay for "tail" insurance policies with a claims period of at least six years from and after the effective time of the completion of the Mergers from an insurance carrier with the same or better credit rating as current insurance carriers of each of the Companies with respect to directors' and officers' liability insurance and fiduciary liability insurance with benefits and levels of coverage at least as favorable as the existing policies of each of the Companies with respect to matters existing or occurring at or prior to the applicable effective time of the Mergers, subject to certain limitations.

Employee Matters

                With respect to any employee benefit plan in which a continuing employee first becomes eligible to participate on or after the applicable effective time and in which such continuing employee of each of the Companies did not participate prior thereto, Colony NorthStar will take commercially reasonable efforts, subject to the approval of any applicable insurance carrier, to:

  •
  cause any pre-existing conditions or limitations and eligibility waiting periods under any group health plans to be waived;

  •
  give each continuing employee credit for the plan year in which the applicable effective time occurs towards applicable deductibles and annual out-of-pocket limits for medical expenses incurred prior thereto, for which payment has been made; and

  •
  give each continuing employee service credit for such continuing employee's employment with any of the Companies or its subsidiaries, as applicable, for purposes of vesting, benefit accrual and eligibility to participate under each applicable employee benefit plan, as if such service had been performed with such party, subject to certain limitations.

                Colony NorthStar will honor all employee benefit obligations to current and former employees of each of the Companies under the employee benefit plans listed in the disclosure letters delivered by each Company to the other Companies at the time of the merger agreement.

                Immediately prior to the closing, each party will, in accordance with the aggregate limitations agreed by the parties, pay each eligible employee an annual incentive bonus in respect of the 2016 fiscal year in a manner consistent with past practice, including whether such bonus is paid in cash and/or in the form of the respective party's equity awards, as applicable, with such bonus based on actual performance for the 2016 fiscal year or, to the extent applicable, based on projections relating to performance for the 2016 fiscal year.

Financing

                Subject to the terms and conditions of the merger agreement, Colony has agreed to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to obtain and consummate the financing, which we refer to as the committed financing, on or prior to the closing date on the terms and conditions described in that certain commitment letter, as described in more detail in the section entitled "The Mergers—Financing—Committed Facility" beginning on page 208 of this joint proxy statement/prospectus.

                Unless NSAM and NRF provide prior written consent (including to obtain replacement financing) or the parties reasonably agree that Colony NorthStar will have sufficient funds at the closing (including taking into account any replacement borrowing financing), Colony may not terminate, amend or replace the commitment letter if such action would:

  •
  reduce the aggregate amount of the committed financing; or

  •
  impose new or additional conditions to the receipt of committed financing, or any other provision of the commitment letter in a manner that would reasonably be expected to delay or prevent the funding of the committed financing or adversely impact the ability of Colony to enforce its rights against other parties to the Commitment Letter or the definitive agreements with respect thereto.

                If Colony NorthStar is not expected to have sufficient funds available, including cash on hand and the committed financing, to consummate the transactions contemplated by the merger agreement, including repaying certain specified borrowings and all transaction expenses, the parties have agreed to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to arrange and procure, as of the closing, supplemental financing, which we refer to as the supplemental financing, to the extent of the shortfall in such funds. The parties have agreed to use their reasonable best efforts to arrange and procure any supplemental financing notwithstanding the cost of obtaining such supplemental financing or the actions required to arrange and procure such supplemental financing (including any asset sales), except that such cost or actions may not reasonably be expected to result in a material adverse effect with respect to Colony NorthStar after the closing or a material adverse effect with respect to any party prior to the closing.

                Each party will reasonably cooperate with the other parties in connection with obtaining the financing, subject to certain limitations.

Divestitures

                Each of NSAM and NRF has agreed to work in good faith to complete certain specified divestitures or sales of assets. As noted above, the completion of one of these divestitures by NSAM is required as a condition to closing for each of Colony and NRF.

Other Covenants and Agreements

                The merger agreement contains certain other covenants and agreements, including:

  •
  cooperation between the parties in preparation of this joint proxy statement/prospectus;

  •
  confidentiality and access by each party to certain information about the other parties during the period prior to the completion of the Mergers;

  •
  cooperation between the parties in connection with public announcements;

  •
  causing any dispositions or acquisitions of a Company's securities, pursuant to the transactions contemplated by the merger agreement by each individual who is subject to the reporting requirements under the securities laws to be exempt under Rule 16b-3 promulgated under the Exchange Act;

  •
  prohibiting actions that would cause any takeover law to become applicable to the merger agreement or the transactions contemplated by the merger agreement;

  •
  causing each of the Redomestication merger and the New NRF Holdco merger together with the LLC conversion to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code and each of the NRF merger and the Colony merger to qualify as a reorganization within the meaning of Section 368(a) of the Code;

  •
  cooperating in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer or stamp taxes, any transfer, recording, registration and other fees and any similar taxes that become payable in connection with the transactions contemplated by the merger agreement and cooperating in attempting to minimize the amount of transfer taxes;

  •
  delivery by each party, as applicable, of the opinions required in connection with the parties' respective obligations to consummate the Mergers, including, with respect to NSAM, the NSAM E&P study;

  •
  with respect to Colony and NRF, subject to the dividend restrictions provided in the conduct of business provisions of the merger agreement, declaring and paying one or more dividends to its stockholders in an aggregate amount at least equal to the minimum dividend required to be distributed in order for such party to qualify as a REIT for the taxable year that ends upon the closing and to avoid the incurrence of any income or excise tax under Sections 857 or 4981 of the Code;

  •
  with respect to NSAM, causing the shares of Colony NorthStar class A common stock and Colony NorthStar preferred stock to be issued in the Mergers to be approved for listing on the NYSE; and

  •
  implementation of certain post-closing internal reorganization transactions intended to consolidate certain subsidiaries under Colony NorthStar.

Termination of the Merger Agreement

Termination by Mutual Agreement

                The merger agreement may be terminated at any time prior to the effective time of the NRF merger by the mutual consent of all of the Companies.

Termination by Any of the Companies

                The merger agreement may be terminated prior to the closing by any of the Companies if:

  •
  the effective time of the NRF merger has not occurred by the close of business on March 17, 2017, unless the Company seeking to terminate the merger agreement has been the cause of, or materially contributed to, the failure of the Mergers to occur on or before such date;

  •
  the NSAM stockholder approval has not been obtained;

  •
  the NRF stockholder approval has not been obtained;

  •
  the Colony stockholder approval has not been obtained; or

  •
  any requisite regulatory approval is denied by final, non-appealable action or any governmental authority issues a final, non-appealable order permanently restraining, enjoining or otherwise prohibiting the consummation of the Mergers, except that no Company may terminate the merger agreement if such Company's failure to comply with any provision of the merger agreement has been the cause of, or materially contributed to such action or order.

Termination by NSAM

                The merger agreement may be terminated by NSAM if:

  •
  there has been a breach of any representation, warranty, covenant or agreement made by Colony or NRF or any representation or warranty of Colony or NRF becomes untrue, in either case, such that the conditions to NSAM's obligations to complete the Mergers relating to such representations or warranties or covenants would not then be satisfied and such breach or condition is incapable of being cured (or not capable of becoming true) or is not cured (or does not become true) within the earlier of (i): 30 calendar days after written notice thereof is given by NSAM to Colony or NRF, as applicable; and (ii) March 17, 2017;

  •
  the Colony board (or a duly authorized committee thereof) or NRF board (or a duly authorized committee thereof) makes a change of recommendation;

  •
  prior to receipt of the NSAM stockholder approval, in order to enter into an alternative acquisition agreement with respect to a superior proposal for NSAM; provided that NSAM has complied in all material respects with the non-solicitation provisions and has paid or concurrently pays a termination fee in accordance with the termination fee provisions; or

  •
  Colony or NRF materially breached its obligations under the provisions of the merger agreement regarding non-solicitation, preparation of the registration statement on Form S-4, of which this joint proxy statement/prospectus is a part, or convening its stockholders meeting.

                Notwithstanding the foregoing, NSAM's ability to invoke: (i) a failure on the part of NRF, or any of NRF's subsidiaries party to the merger agreement, to comply with or perform the covenants and agreements under the merger agreement; or (ii) a breach by NRF, or any of NRF's subsidiaries party to the merger agreement, of a representation or warranty under the merger agreement as a basis to terminate the merger agreement is limited by the NSAM/NRF side agreement. Refer to the section entitled "Other Related Agreements—The NSAM/NRF Side Agreement" beginning on page 308 of this joint proxy statement/prospectus.

                Notwithstanding anything to the contrary in the merger agreement, any termination by NSAM of the merger agreement may only be made with the approval of the NSAM special committee on behalf of NSAM.

Termination by Colony

                The merger agreement may be terminated by Colony if:

  •
  there has been a breach of any representation, warranty, covenant or agreement made by NSAM or NRF or any representation or warranty of NSAM or NRF becomes untrue, in either case, such that the conditions to Colony's obligations to complete the Mergers relating to such representations or warranties or covenants would not then be satisfied and such breach or condition is incapable of being cured (or not capable of becoming true) or is not cured (or does not become true) within the earlier of: (i) 30 calendar days after written notice thereof is given by Colony to NSAM or NRF, as applicable; and (ii) March 17, 2017;

  •
  the NSAM board (or a duly authorized committee thereof) or NRF board (or a duly authorized committee thereof) makes a change of recommendation;

  •
  prior to receipt of the Colony stockholder approval, in order to enter into an alternative acquisition agreement with respect to a superior proposal for Colony; provided that Colony has complied in all material respects with the non-solicitation provisions and has paid or concurrently pays a termination fee in accordance with the termination fee provisions; or

  •
  NSAM or NRF materially breached its obligations under the provisions of the merger agreement regarding non-solicitation, preparation of the registration statement on Form S-4, of which this joint proxy statement/prospectus is a part, or convening its stockholders meeting.

Termination by NRF

                The merger agreement may be terminated by NRF if:

  •
  there has been a breach of any representation, warranty, covenant or agreement made by NSAM or Colony or any representation or warranty of NSAM or Colony becomes untrue, in either case, such that the conditions to NRF's obligations to complete the Mergers relating to such representations or warranties or covenants would not then be satisfied and such breach or condition is incapable of being cured (or not capable of becoming true) or is not cured (or does not become true) within the earlier of: (i) 30 calendar days after written notice thereof is given by NRF to NSAM or Colony, as applicable; and (ii) March 17, 2017;

  •
  the NSAM board (or a duly authorized committee thereof) or Colony board (or a duly authorized committee thereof) makes a change of recommendation;

  •
  prior to receipt of the NRF stockholder approval, in order to enter into an alternative acquisition agreement with respect to a superior proposal for NRF; provided that NRF has complied in all material respects with the non-solicitation provisions and has paid or concurrently pays a termination fee in accordance with the termination fee provisions; or

  •
  NSAM or Colony materially breached its obligations under the provisions of the merger agreement regarding non-solicitation, preparation of the registration statement on Form S-4, of which this joint proxy statement/prospectus is a part, or convening its stockholders meeting.

                Notwithstanding anything to the contrary in the merger agreement, any termination by NRF of the merger agreement may only be made with the approval of the NRF special committee on behalf of NRF.

Termination Fees

                Each of the Companies, which we refer to in such context as a paying party, has agreed to pay to the other Companies, which we refer to in such context as the owed parties, a termination fee in the amount of $92 million (to be split jointly between the owed parties) due at certain time specified in the merger agreement, if the merger agreement is terminated under the following circumstances:

  •
  the paying party terminates to enter into an alternative acquisition agreement with respect to a superior proposal for such paying party;

  •
  either of the owed parties terminates as a result of a change of recommendation by the paying party;

  •
  either of the owed parties terminates as a result of the paying party's materially breaching its obligations with respect to the provisions of the merger agreement regarding non-solicitation, preparation of the registration statement on Form S-4, of which this joint proxy statement/prospectus is a part, or convening such party's stockholders meeting;

  •
  each of (i) an acquisition proposal for the paying party is proposed or disclosed and is not withdrawn at least five business days prior to the paying party's stockholders meeting; (ii) any party terminates as a result of the failure to obtain the required stockholder approval at such stockholders meeting; and (iii) at any time on or prior to the 12-month anniversary of such termination, the paying party has entered into a definitive agreement in respect of, or consummated, any acquisition proposal for the paying party (other than an acquisition proposal involving any of the owed parties or their respective subsidiaries); or

  •
  each of (i) an acquisition proposal for the paying party is proposed or disclosed and is not withdrawn at least five business days prior to termination; (ii) the merger agreement is terminated (A) by any party because the transactions contemplated by the merger agreement have not closed by the close of business on March 17, 2017 or (B) by the owed parties as a result of a breach of the representations and warranties or covenants by the paying party that would cause the applicable closing conditions to not be satisfied and such breach either is not cured within 30 days of receipt of written notice by the paying party or is not curable (we refer to such breach as a "terminable breach"); and (iii) at any time on or prior to the 12-month anniversary of such termination, the paying party has entered into a definitive agreement in respect of, or consummated, any acquisition proposal for the paying party (other than an acquisition proposal involving any of the owed parties or their respective subsidiaries).

                However, pursuant to the NSAM/NRF side agreement, if NRF is the paying party, NRF is to pay a termination fee of $3 million to NSAM and $46 million to Colony.

                Under the following circumstances in which two of the Companies, which we refer to in such context as the paying parties, enter into a definitive agreement in respect of or consummate a business combination, the paying parties have agreed to pay the remaining Company, which we refer to in such context as the owed party, a termination fee of $92 million:

  •
  the merger agreement is terminated: (i) by any party as a result of the failure to obtain the stockholder approval of either of the paying parties; (ii) by the owed party or either paying party because the transactions contemplated by the merger agreement have not closed by the close of business on March 17, 2017 if the other paying party has been the cause of or materially contributed to such failure; (iii) by the owed party as a result of a terminable breach by either of the paying parties; or (iv) by either paying party as a result of a terminable breach by the other paying party; and

  •
  at any time on or prior to the 12-month anniversary of such termination, the paying parties have entered into a definitive agreement in respect of, or consummated, a business combination transaction that, if proposed prior to such termination, would have constituted an acquisition proposal with respect to either of the paying parties (with references to "20%" deemed to be references to 50%).

                The amount of a termination fee that a party is entitled to receive will be reduced (but not below zero) by any transaction expenses reimbursed pursuant to the following section.

Payment of Transaction Expenses upon Termination

                If the merger agreement is terminated under either of the following circumstances, the paying party is to pay or cause to be paid the transaction expenses (capped at $10 million per owed party) of the owed parties:

  •
  any party terminates as a result of the failure to obtain the stockholder approval of the paying party; or

  •
  either of the owed parties terminates as a result of a terminable breach by the paying party.

                In the event that a termination fee (or a portion thereof) or transaction expenses are paid by any of the parties pursuant to the merger agreement, such termination fee or transaction expenses will be the other parties' sole and exclusive remedy for monetary damages under the merger agreement. No party is entitled to receive a termination fee or to be reimbursed transaction expenses if, at the time of termination, the merger agreement is terminable as a result of:

  •
  the failure to obtain the stockholder approval of the paying party;

  •
  the failure of the transactions contemplated by the merger agreement to close by the close of business on March 17, 2017 if such party has been the cause of or materially contributed to such failure;

  •
  a terminable breach by such party;

  •
  a change of recommendation of such party; or

  •
  such party materially breaching its obligations under the provisions of the merger agreement regarding non-solicitation, preparation of the registration statement on Form S-4, of which this joint proxy statement/prospectus is a part, or convening its stockholders meeting.

Effect of Termination

                In the event of termination of the merger agreement, the merger agreement will become void and of no effect with no liability to any person on the part of any party hereto (or of any of its representatives or affiliates), except that:

  •
  no termination will relieve any party of any liability to the other parties resulting from any actual fraud or willful breach of the merger agreement;

  •
  no termination will relieve any party from its obligation to pay the termination fee (including any portion thereof) or transaction expenses, as applicable, in each case if, as and when required pursuant to the merger agreement; and

  •
  certain provisions of the merger agreement regarding limitations on representation and warranties made by the parties, confidentiality, termination, the miscellaneous provisions and the relevant definitions will survive the termination of the merger agreement.

Miscellaneous Provisions

Specific Performance

                The parties are entitled to injunctions, specific performance and other equitable relief to prevent breaches of the merger agreement and to enforce specifically the terms and provisions of the merger agreement in addition to any and all other remedies at law or in equity; however, no party will be in breach of its obligation to consummate the Mergers or otherwise have any liability to any other party in connection with a failure to consummate the Mergers, in each case, if the financing is unavailable and the combined company, upon consummation of the Mergers, would not have sufficient unrestricted cash to repay certain specified borrowings and all transaction expenses.

Amendment

                The merger agreement may be amended or modified at any time before the completion of the Mergers by a written agreement executed by all of the parties, except to the extent that any such amendment would violate the DGCL or the MGCL or require resubmission of the merger agreement, the Mergers or the constituent documents of Colony NorthStar to the stockholders of any of the Companies. Neither NSAM nor NRF may waive, amend or modify or grant any consent under the merger agreement without the prior written approval of the special committee of its board of directors. Certain miscellaneous provisions of the merger agreement that are for the benefit of the committed financing sources cannot be amended, waived or modified in a manner adverse to the committed financing sources without their prior written consent (such consent not to be unreasonably withheld, conditioned or delayed).

Governing Law

                The merger agreement is governed by the laws of the State of Delaware, except: (i) with respect to the Mergers, which will be governed by the DGCL or MGCL, as applicable; and (ii) with respect to any proceedings arising out of the merger agreement involving the sources of financing, which will be governed by the laws of the State of New York, in each case, without giving effect to conflicts of laws principles that would cause the application of the law of any other jurisdiction.

No Third-Party Beneficiaries

                The merger agreement is not intended to, and does not, confer upon any person other than each of the Companies any rights or remedies, except for Colony NorthStar's obligation to indemnify and hold harmless, and to advance expenses to, each current or former director or officer of NSAM, Colony and NRF and their respective subsidiaries in connection with claims arising out of or pertaining to matters existing or occurring at or prior to the completion of the Mergers and to obtain and fully pay for "tail" insurance policies with respect to directors' and officers' liability insurance and for certain miscellaneous provisions of the merger agreement that are intended for the benefit of the committed financing sources, in each case, as set forth in the merger agreement.

POST-CLOSING SHARE REPURCHASE
PROGRAM AND PLANNED DELEVERAGE TRANSACTIONS

                Subject to the approval of the Colony NorthStar board and subject to its ability to continue to qualify as a REIT, following the closing of the Mergers, Colony NorthStar currently intends to initiate a share repurchase program under which it may repurchase shares of its class A common stock in the open market or otherwise, and/or engage in deleveraging transactions, including repayment of debt or repurchase of preferred stock, in an aggregate amount of up to $1.0 billion. The actual number of shares to be repurchased will depend, however, on the market price of Colony NorthStar class A common stock at the time it is implemented. Assuming the entire $1.0 billion program was used to repurchase shares of Colony NorthStar class A common stock, and using the closing price of NSAM common stock as reported on the NYSE on November 11, 2016, the program would involve the purchase of approximately 72.5 million shares of Colony NorthStar class A common stock. It is expected that the program would be in effect initially for one year. There can be no assurance as to the number of shares that will be repurchased or the amount of any deleveraging transactions, and the share repurchase program and/or plans to deleverage can be discontinued at any time.

OTHER RELATED AGREEMENTS

The Voting Agreements

                The following section summarizes material provisions of the NorthStar voting agreement and the Colony voting agreement. This summary does not purport to be complete and may not contain all of the information about the NorthStar voting agreement or the Colony voting agreement that is important to you. This summary is subject to, and qualified in its entirety by reference to, the NorthStar voting agreement and the Colony voting agreement, which are attached as Annex I and Annex J, respectively, to this joint proxy statement/prospectus and are incorporated by reference into this joint proxy statement/prospectus. The rights and obligations of the parties are governed by the express terms and conditions of the NorthStar voting agreement and the Colony voting agreement, as applicable, and not by this summary or any other information contained in this joint proxy statement/prospectus. You are urged to read the NorthStar voting agreement and the Colony voting agreement in their entirety before making any decisions regarding the merger agreement or the other transactions contemplated thereby, including the Mergers.

The NorthStar Voting Agreement

                Simultaneously with the execution of the merger agreement, Thomas J. Barrack, Jr., who is the only holder of Colony class B common stock, and Richard B. Saltzman entered into a voting and support agreement with NSAM and NRF, which we refer to as the NorthStar voting agreement, pursuant to which each has agreed, among other things, to vote (or cause to be voted) his shares of Colony class A common stock and, in the case of Mr. Barrack, Colony class B common stock, for the Colony merger proposal, the Colony charter proposal and related transactions contemplated by the merger agreement and against any alternative proposal and against any action or agreement that would frustrate the purposes of, or prevent or delay the consummation of, the transactions contemplated by the merger agreement.

                As of June 2, 2016, the persons signing the NorthStar voting agreement beneficially owned shares representing, in the aggregate, approximately 16% of the voting power of Colony class A and 100% of the voting power of Colony class B common stock.

The Colony Voting Agreement

                Simultaneously with the execution of the merger agreement, David T. Hamamoto, DTH Investment Holdings LLC, an entity controlled by Mr. Hamamoto, Albert Tylis and Daniel R. Gilbert

entered into a voting and support agreement with Colony, which we refer to as the Colony voting agreement, pursuant to which such individuals and affiliated entities or trusts and DTH Investment Holdings LLC have agreed, among other things, to vote or cause to be voted their respective shares of NSAM common stock and NRF common stock, as applicable, for the NSAM merger proposal, the NSAM charter proposal, the NRF merger proposal, the NRF charter proposal and related transactions contemplated by the merger agreement and against any alternative proposal and against any action or agreement that would frustrate the purposes of, or prevent or delay the consummation of, the transactions contemplated by the merger agreement.

                As of June 2, 2016, the persons signing the Colony voting agreement beneficially owned shares representing, in the aggregate, less than 1% of the voting power of NSAM common stock and less than 1% of the voting power of NRF common stock.

The MSD Voting Agreement

                On October 16, 2016, MSD, specifically, MSD Partners, L.P., MSD Torchlight Partners, L.P., MSD Capital, L.P., MSD Sparrowhawk, L.P. and Orange Marlin Investments, L.P., each of which is a beneficial owner of certain number of shares of NSAM common stock, which refer to collectively as the MSD holders, entered into a voting agreement with NSAM, pursuant to which the MSD holders have agreed, among other things, to vote or cause to be voted, at the NSAM special meeting, the Colony special meeting and/or the NRF special meeting, any and all of the shares of NSAM common stock, Colony class A common stock and NRF common stock of which they are a beneficial owner, if any, as of the applicable special meeting record date in favor of each of the proposals relating to the transactions contemplated by the merger agreement. In addition, the MSD holders have agreed to certain limitations on the transfer of such shares beneficially owned by them between October 16, 2016 and the earlier of (i) the close of business on the record date for the NSAM special meeting and (ii) November 3, 2016.

                As of October 16, 2016, the MSD holders beneficially owned shares representing, in the aggregate, approximately 10.20% of the voting power of NSAM common stock, 0% of the voting power of Colony class A common stock, and 0% of the voting power of NRF common stock.

The NSAM/NRF Side Agreement

                The following section summarizes material provisions of the NSAM/NRF side agreement. This summary does not purport to be complete and may not contain all of the information about the NSAM/NRF side agreement that is important to you. This summary is subject to, and qualified in its entirety by reference to, the NSAM/NRF side agreement, which is attached as Annex K, to this joint proxy statement/prospectus and is incorporated by reference into this joint proxy statement/prospectus. The rights and obligations of the parties are governed by the express terms and conditions of the NSAM/NRF side agreement and not by this summary or any other information contained in this joint proxy statement/prospectus. You are urged to read the NSAM/NRF side agreement in its entirety before making any decisions regarding the merger agreement and related transactions contemplated thereby, including the Mergers.

                Simultaneously with the execution of the merger agreement, NSAM, NRF and the NRF external manager entered into the NSAM/NRF side agreement pursuant to which the parties thereto agreed that NRF, New NRF Parent, NRF LP, NRF OP Merger Sub and New Parent Merger Sub will not be liable to NSAM and its affiliates for breaches of their obligations under the merger agreement if and to the extent that such breaches result from an action or omission taken or made by NSAM or any of its affiliates in performance of the services or any of the NRF external manager's duties or obligations under the NRF management agreement, unless such action or omission was taken with the prior written consent of the NRF special committee. We refer to such an action or omission as an

NSAM action and such a breach of the merger agreement by NRF or any of its subsidiaries resulting from an NSAM action as a covered breach. NSAM may not invoke a failure on the part of NRF or any of its subsidiaries party to the merger agreement to comply with or perform their covenants and agreements under the merger agreement or a breach of a representation or warranty by NRF contained in the merger agreement as a basis to either terminate the merger agreement or not consummate the transactions contemplated by the merger agreement, in each case, if and to the extent that such failure to comply or perform results from an NSAM action or if NSAM had knowledge, after reasonable inquiry, that such representation or warranty was untrue as of the date of the merger agreement. Notwithstanding anything to the contrary in the NRF management agreement, the NSAM/NRF side agreement also provides that NSAM will be responsible for all damages and liabilities (including any required payment of transaction expenses or a termination fee in accordance with the merger agreement) paid to Colony under the merger agreement as a result of any NSAM action taken by NSAM or any of its affiliates or any of their respective representatives that would reasonably be expected to result in a covered breach and that should a termination fee become payable by NRF to NSAM, NSAM will waive the payment of such termination fee in excess of $3 million. The NSAM/NRF side agreement will terminate upon the effective time of the NRF merger.

The Amendment to the Colony Contribution and Implementation Agreement

                Simultaneously with the execution of the merger agreement, Colony entered into an amendment to that certain Contribution and Implementation Agreement, dated as of December 23, 2014, by and among Colony, Colony OP, Colony Capital, LLC, Colony Capital Holdings, LLC, Colony Capital OP Subsidiary, LLC, CCH Management Partners I, LLC, FHB Holding LLC and Richard B. Saltzman, which, upon consummation of the Mergers, will amend certain terms related to the payment of contingent consideration under such agreement to take into account the Colony merger and the fact that in connection with the Colony merger, Colony OP will become a subsidiary of Colony NorthStar, Colony will cease to exist and Colony stockholders will become stockholders of Colony NorthStar.

The Tax Protection Agreement

                Under Section 704(c) of the Code, a partnership must allocate taxable gain recognized upon a sale of an asset contributed to the partnership to the contributing partner in a manner that takes into account the excess of the fair market value of the asset at the time of contribution over the tax basis of the asset at such time. As a result, a contributing partner could recognize significant taxable gain on the sale of an asset by the partnership, which we refer to as Section 704(c) gain, and may not receive a corresponding distribution of cash.

                Prior to the closing of the Mergers, Colony, Colony OP, Colony Capital LLC, CCH Management Partners I, LLC, FHB Holding LLC and Richard B. Saltzman intend to enter into a tax protection agreement. The TPA will provide that each protected member will be indemnified on an after-tax basis for any Section 704(c) gain, calculated as provided in the TPA, as a result of a transaction occurring during the period commencing on June 3, 2016 and ending on the fifth anniversary of the closing of the Mergers and that is considered to be a sale of the tax goodwill or going concern value or airplane owned by Colony OP and contributed (directly or indirectly) by the protected members other than on transfers to the protected members or persons or entities related to the protected members. The TPA will also apply to a merger or other transaction that would convert interests in Colony OP held by the protected members to cash or otherwise result in a taxable disposition of such interests, but would not apply to a transaction in which the equity interests of the protected members are maintained in a manner that does not trigger gain or offers the protected members the option to roll over their investment into an equity interest that is substantially equivalent (including value, profit and loss share, distribution rights and liquidity) to the equity interests exchanged in such transaction.

                The TPA generally will not restrict the sale of real estate or other tangible assets of Colony OP, other than the airplane, or other transactions that would not be treated as a sale of goodwill or going concern value. The Companies do not presently intend to sell or take any other action with respect to the protected property which would result in a payment under the TPA.

The Letter Agreement Re: Severance and Retention Programs

                Simultaneously with the execution of the merger agreement, NSAM, Colony and NRF entered into an agreement regarding severance and retention programs to be implemented by Colony NorthStar after the Mergers, which we refer to as the severance and retention programs agreement, pursuant to which Colony and NRF have agreed to cause Colony NorthStar to establish a severance policy of general applicability, which we refer to as the severance policy, and to implement a retention program, which we refer to as the retention program, from which retention awards may be granted to certain of its employees.

                Pursuant to the severance and retention programs agreement, the severance policy will provide that each employee of NSAM who is employed at the time of the closing of the Mergers and not otherwise eligible to receive severance benefits under a written employment agreement with NSAM will receive, subject to certain conditions (including execution and non-revocation of a general release of claims), severance benefits in the event that his or her employment is terminated by Colony NorthStar (or any successor corporation, a parent or subsidiary of the successor corporation or any of their respective affiliates) without "cause" on or after the closing of the Mergers and prior to the first anniversary of the closing of the Mergers, provided that such termination is related to the Mergers, as determined by the administrators, consisting of executive officers of NSAM as of the date of the severance and retention programs agreement, in their sole discretion. The severance benefits will consist of: (i) a cash severance payment equal to 26 weeks of "cash compensation" plus eight weeks of "cash compensation" for every year of the participant's service with NSAM (inclusive of service with NRF) in excess of four years of service, including prorated credit for partial years of service; and (ii) continued participation in the medical plans sponsored by the employer, with the employer providing the same level of contribution as it did as of immediately prior to the participant's termination for a period equal to the greater of (A) one month for every completed year of service up to a maximum of 12 months and (B) six months (provided that such coverage shall terminate at such time as the participant obtains coverage from a new employer). In calculating the severance payment, "cash compensation" will include: (i) the base salary paid or payable by NSAM and/or NRF, as applicable; and (ii) the actual cash bonus paid by NSAM and/or NRF, as applicable, in respect of the 2015 calendar year, annualized for any participant who was not employed for the full 2015 calendar year (or, for any participant who was not employed by NSAM during 2015, such amount determined by reference to the 2016 calendar year, annualized for any participant who was not employed for the full 2016 calendar year). The severance benefits under the severance policy may be reduced (but not increased) in whole or in part if the administrators in their sole discretion determine that the facts and circumstances of such termination (including, without limitation, a participant's length of service and the reasons for such termination), warrant such adjustment. The severance and retention programs agreement provides that the aggregate cash severance payable under the severance policy is estimated to be approximately $15 million, but that the actual amount payable may exceed $15 million depending on the number of participants who are terminated and become eligible to receive severance benefits.

                Pursuant to the severance and retention programs agreement, the administrators also will implement a retention program with an aggregate award pool of $10.5 million from which awards denominated in shares of Colony NorthStar class A common stock may be granted to promote retention and successful integration following the Mergers, which we refer to as retention awards. Under the retention program, the maximum number of shares of Colony NorthStar class A common stock with respect to which all retention awards may be granted will be determined by dividing $10.5 million by the closing price of a share of Colony NorthStar class A common stock on the first trading day following the closing of the Mergers and the retention awards will be allocated to employees of Colony NorthStar that prior to the closing of Mergers were employed by NSAM identified by, and in amounts as determined by, the administrators in their sole discretion, provided that no more than 15 recipients shall be eligible for retention awards and no administrator will be eligible to receive a retention award. The severance and retention programs agreement provides that each retention award will be granted as soon as practicable, but in no event more than 30 days following the closing of the Mergers, and will vest, subject to the recipient's continued employment with Colony NorthStar as of the applicable vesting date, as follows: (i) 1/3 of the retention award will vest on the second anniversary of the closing of the Mergers; and (ii) the remaining 2/3 of the retention award will vest on the third anniversary of the closing of the Mergers, such that the retention award will vest in full on the third anniversary of the closing of the Mergers. The retention awards will accrue dividends, a portion of which will become payable upon each applicable vesting date. The unvested portion of a retention award will immediately vest (and any dividends accrued thereon will become immediately payable) in the event a recipient's employment with Colony NorthStar is terminated by Colony NorthStar without "cause" prior to the third anniversary of the closing of the Mergers.

COLONY NORTHSTAR UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

                The following unaudited pro forma condensed consolidated financial statements and notes set forth the impact of the Mergers and related transactions on the historical financial condition and results of operations of Colony, NSAM and NRF. The unaudited pro forma condensed consolidated financial statements were prepared using the acquisition method of accounting for business combinations with the Mergers accounted for as a reverse acquisition. In the Mergers, NSAM is the legal acquirer while Colony is considered to be the accounting acquirer for financial reporting purposes. The unaudited pro forma condensed consolidated financial statements give effect to: (i) completion of the Mergers; (ii) the NRF management agreement ceasing to exist; and (iii) completion of certain sales initiatives by NRF, which we refer to as NRF Sales Initiatives, that were executed or are under contract as of the date of this joint proxy statement/prospectus.

                The unaudited pro forma condensed consolidated balance sheet consolidates the historical consolidated balance sheets of Colony, NSAM and NRF, giving effect to the Mergers and related transactions and NRF Sales Initiatives as if they had been consummated on September 30, 2016. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2016 and year ended December 31, 2015 consolidates the historical consolidated statements of operations of Colony, NSAM and NRF, giving effect to the Mergers and related transactions and NRF Sales Initiatives as if they had been consummated on January 1, 2015, the beginning of the earliest period presented. The unaudited pro forma condensed consolidated financial statements are derived from and should be read in conjunction with the historical consolidated financial statements and notes thereto included in each of Colony's, NSAM's and NRF's respective Annual Reports on Form 10-K for year ended December 31, 2015, as amended, and each of Colony's, NSAM's and NRF's respective Quarterly Reports on Form 10-Q for the nine months ended September 30, 2016, which are incorporated by reference into this joint proxy statement/prospectus. Refer to "Where You Can Find More Information; Incorporation by Reference" beginning on page 420 of this joint proxy statement/prospectus.

                The unaudited pro forma condensed consolidated financial statements reflect the assets, liabilities and non-controlling interests of NSAM and NRF at their estimated fair value as of September 30, 2016 based upon a preliminary allocation of the consideration to be received by Colony stockholders, NSAM stockholders and NRF stockholders, respectively, in connection with the Mergers, which we refer to as the merger consideration. A final determination of the fair value and allocation of the merger consideration will be based upon the actual assets, liabilities and non-controlling interests as of the date of completion of the Mergers. The value of the per share consideration will be determined based on the trading price of Colony common stock and NRF preferred stock at the time of the completion of the Mergers. Accordingly, the estimated fair value and allocation of the merger consideration are subject to adjustment and may vary significantly from the actual fair value and allocation of the merger consideration upon completion of the Mergers, if completed. As of the date of this joint proxy statement/prospectus, the Companies expect the closing of the Mergers will occur in January 2017.

                The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or results of operations of the Companies had the Mergers and related transactions and NRF Sales Initiatives been completed as of the beginning of the earliest period presented, nor indicative of future results of operations or future financial position of the combined company. The unaudited pro forma condensed consolidated financial statements do not reflect the costs of any integration activities or full benefits that may result from realization of future cost savings from operating efficiencies, revenue or other incremental synergies expected to result from the Mergers. The unaudited pro forma condensed consolidated financial statements reflect management's best estimate based on available information and may be revised as additional information becomes available and as additional analyses are performed.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
September 30, 2016
(In thousands)

	Historical (Note 2)			Pro Forma Adjustments (Note 4)
								Colony NorthStar Pro Forma Consolidated
	Colony	NSAM	NRF	NRF Sales Initiatives(A)	Merger Adjustments(B)		Fair Value Adjustment(C)
Assets
Cash and cash equivalents	$440,173	$85,593	$725,360	$1,317,920	$(1,110,991)	(1)(2)(3)	$—	$1,458,055
Restricted cash	148,396	26,599	180,068	(4,986)	—		—	350,077
Operating real estate, net	3,294,122	—	7,371,996	—	—		1,710,792	12,376,910
Real estate debt investments, net	3,685,654	—	348,539	—	—		544	4,034,737
Real estate debt investments. held for sale	56,357	—	—	—	—		—	56,357
Investments in private equity funds, at fair value	1,507	—	484,876	—	—		—	486,383
Investments in unconsolidated ventures	1,004,388	97,107	161,744	—	(39,443)	(2)	16,250	1,240,046
Real estate securities, available for sale	23,882	—	526,966	—	—		—	550,848
Securities, at fair value	—	38,438	—	—	(35,741)	(4)	—	2,697
Due from affiliates	13,718	109,753	1,888	—	(46,939)	(5)	—	78,420
Goodwill	680,127	243,328	44,767	—	—		94,806	1,063,028
Intangible assets, net	305,204	203,728	298,950	—	(1,800,000)	(6)	2,653,591	1,661,473
Assets of properties held for sale	216,339	—	2,653,959	(2,533,088)	—		(11,775)	325,435
Other assets	276,774	41,784	565,776	(208,260)	(5,053)	(7)	12,033	683,054

Total assets	$10,146,641	$846,330	$13,364,889	$(1,428,414)	$(3,038,167)		$4,476,241	$24,367,520

Liabilities
Mortgage and other notes payable	$2,249,834	$—	$6,922,027	$(692,231)	$—		$(63,220)	8,416,410
Credit facilities and term borrowings	486,176	468,679	420,409	—	(889,087)	(8)	28,821	514,998
Convertible senior notes	592,382	—	27,356	—	—		2,085	621,823
Securitization bonds payable	632,828	—	257,877	—	—		—	890,705
Junior subordinated notes, at fair value	—	—	191,175	—	—		—	191,175
Accounts payable and other liabilities	293,544	91,155	205,142	7,321	97,786	(9)	177,080	872,028
Due to affiliates—contingent consideration	39,350	—	—	—	—		—	39,350
Due to related parties	—	—	46,939	—	(46,939)	(5)	—	—
Intangible liabilities, net	22,791	—	113,967	—	(1,800,000)	(6)	1,830,124	166,882
Dividends payable	65,924	—	—	—	—		—	65,924
Liabilities of assets held for sale	112,266	—	1,502,659	(1,408,179)	—		(41,051)	165,695
Derivative liabilities, at fair value	8,677	—	302,316	—	—		—	310,993

Total liabilities	4,503,772	559,834	9,989,867	(2,093,089)	(2,638,240)		1,933,839	12,255,983

Commitments and contingencies
Redeemable non-controlling interests	—	75,149	—	—	—		—	75,149
Equity
Performance common stock	—	52	—	—	—		—	52
Preferred stock	606,950	—	939,118	—	—		30,340	1,576,408
Common stock	1,139	1,890	1,807	—	715	(10)	—	5,551
Additional paid-in capital	2,432,716	246,171	5,116,100	—	(2,539,594)	(11)	2,285,172	7,540,565
Accumulated other comprehensive income (loss)	(23,897)	(210)	(63,709)	—	63,919	(11)	—	(23,897)
Retained earnings (accumulated deficit)	(183,585)	(38,554)	(2,891,153)	384,044	2,112,267	(12)	—	(616,981)

Total stockholders' equity	2,833,323	209,349	3,102,163	384,044	(362,693)		2,315,512	8,481,698

Non-controlling interests—investments	2,406,753	—	241,061	280,631	—		226,890	3,155,335
Non-controlling interests—operating partnership	402,793	1,998	31,798	—	(37,234)	(11)	—	399,355

Total equity	5,642,869	211,347	3,375,022	664,675	(399,927)		2,542,402	12,036,388

Total liabilities, redeemable non-controlling interests and equity	$10,146,641	$846,330	$13,364,889	$(1,428,414)	$(3,038,167)		$4,476,241	$24,367,520

Refer to accompanying notes to unaudited pro forma condensed consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Nine Months Ended September 30, 2016
(In thousands, except per share data)

	Historical (Note 2)			Pro Forma Adjustments (Note 5)
									Colony NorthStar Pro Forma Consolidated
	Colony	NSAM	NRF	NRF Sales Initiatives(D)	Merger Adjustments(E)		Fair Value Adjustment(F)
Revenues
Rental and escalation income	$254,640	$—	$527,252	$(265,336)	$—		$(16,371)	(8)	$500,185
Hotel operating income	24,830	—	636,283	—	—		—		661,113
Resident fee income	—	—	219,193	—	—		—		219,193
Interest income	291,496	—	115,117	(13,524)	—		—		393,089
Fee income	49,347	276,339	—	—	(139,955)	(1)	—		185,731
Selling commission and dealer manager fees, related parties	—	15,115	—	—	—		—		15,115
Other income	10,071	7,569	14,747	(6,221)	20,130	(1)	—		46,296

Total revenues	630,384	299,023	1,512,592	(285,081)	(119,825)		(16,371)		2,020,722

Expenses
Management fee	—	—	139,955	—	(139,955)	(1)	—		—
Interest expense	126,635	18,968	362,052	(76,281)	(39,635)	(2)	(1,197)	(9)	390,542
Property operating expenses	89,469	—	708,934	(95,278)	—		(543)	(10)	702,582
Commission expense	—	14,025	—	—	—		—		14,025
Other expense—investment and servicing expenses	17,448	5,461	20,933	(1,424)	—		—		42,418
Transaction costs	18,638	32,127	15,590	(186)	(46,114)	(1)	—		20,055
Impairment losses	5,461	—	75,506	—	—		—		80,967
Provision for loan losses	17,412	—	7,974	(3,051)	—		—		22,335
General and administrative expenses
Compensation expense	80,689	107,547	23,295	—	(9,215)	(1)	—		202,316
Other general and administrative expenses	38,760	31,180	12,708	—	4,003	(1)	—		86,651

Total general and administrative expenses	119,449	138,727	36,003	—	(5,212)		—		288,967
Depreciation and amortization	129,276	7,355	260,287	(33,106)	—		94,621	(11)	458,433

Total expenses	523,788	216,663	1,627,234	(209,326)	(230,916)		92,881		2,020,324

Other income (loss)
Unrealized gain (loss) on investments and other	—	(10,197)	(269,052)	—	10,475	(3)	—		(268,774)
Realized gain (loss) on investments and other	68,114	(874)	(11,768)	(36,914)	—		—		18,558
Other gain (loss), net	18,270	—	—	—	—		—		18,270

Income (loss) before equity in earnings (losses) of unconsolidated ventures and income tax benefit (expense)	192,980	71,289	(395,462)	(112,669)	121,566		(109,252)		(231,548)
Equity in (loss) income of unconsolidated ventures	72,226	(5,094)	101,838	(10,799)	(3,526)	(4)	—		154,645
Income tax benefit (expense)	865	(9,331)	(12,329)	3,162	(12,692)	(5)	—		(30,325)

Income (loss) from continuing operations	266,071	56,864	(305,953)	(120,306)	105,348		(109,252)		(107,228)
Redeemable non-controlling interests	—	2,991	—	—	—		—		2,991
Non-controlling interests—investments	130,508	—	(4,423)	(3,602)	7,373	(6)	(1,475)	(12)	128,381
Non-controlling interests—operating partnership	15,528	533	(3,537)	—	(31,086)	(7)	—		(18,562)
Preferred stock dividends	36,066	—	63,178	—	—		—		99,244

Net income (loss) from continuing operations attributable to common stockholders	$83,969	$53,340	$(361,171)	$(116,704)	$129,061		$(107,777)		$(319,282)

Earnings (loss) per share:(G)
Basic	$0.73	$0.28	$(2.00)						$(0.58)

Diluted	$0.73	$0.28	$(2.00)						$(0.58)

Weighted average number of shares:(G)
Basic	112,133	183,251	180,803						550,078

Diluted	112,133	185,083	182,664						551,916

Refer to accompanying notes to unaudited pro forma condensed consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2015
(In thousands, except per share data)

	Historical (Note 2)			Pro Forma Adjustments (Note 5)
									Colony NorthStar Pro Forma Consolidated
	Colony(a)	NSAM	NRF	NRF Sales Initiatives(D)	Merger Adjustments(E)		Fair Value Adjustment(F)
Revenues
Rental and escalation income	$244,823	$—	$732,425	$(381,981)	$—		$46,630	(8)	$641,897
Hotel operating income	55,048	—	784,151	—	—		—		839,199
Resident fee income	—	—	271,394	—	—		—		271,394
Interest income	417,305	—	227,483	(45,451)	—		—		599,337
Fee income	65,813	307,988	—	—	(198,695)	(1)	—		175,106
Selling commission and dealer manager fees, related parties	—	126,907	—	—	—		—		126,907
Other income	11,382	926	29,466	(10,339)	36,484	(1)	—		67,919

Total revenues	794,371	435,821	2,044,919	(437,771)	(162,211)		46,630		2,721,759

Expenses
Management fee	15,062	—	198,695	—	(198,695)	(1)	—		15,062
Interest expense	133,094	778	495,086	(109,499)	(36,035)	(2)	(2,673)	(9)	480,751
Property operating expenses	117,713	—	915,701	(150,954)	—		453	(10)	882,913
Commission expense	—	117,390	—	—	—		—		117,390
Other expense—investment and servicing expenses	23,369	1,657	26,607	(11,992)	—		—		39,641
Transaction costs	38,888	9,665	31,427	(1,833)	—		—		78,147
Impairment losses	11,192	—	31,951	—	—		—		43,143
Provision for loan losses	37,475	—	4,201	(1,961)	—		—		39,715
General and administrative expenses
Compensation expense	84,506	125,817	41,437	—	18,740	(1)	—		270,500
Other general and administrative expenses	38,238	33,386	16,658	—	4,901	(1)	—		93,183

Total general and administrative expenses	122,744	159,203	58,095	—	23,641		—		363,683
Depreciation and amortization	140,977	1,863	456,916	(148,301)	—		157,185	(11)	608,640

Total expenses	640,514	290,556	2,218,679	(424,540)	(211,089)		154,965		2,669,085

Other income (loss)
Unrealized gain (loss) on investments and other	—	(4,274)	(204,112)	—	3,745	(3)	—		(204,641)
Realized gain (loss) on investments and other	8,962	—	14,407	1,709	—		—		25,078
Gain on remeasurement of consolidated investment entities, net	41,486	—	—	—	—		—		41,486
Other gain (loss), net	(5,170)	—	—	—	—		—		(5,170)

Income (loss) before equity in earnings (losses) of unconsolidated ventures and income tax benefit (expense)	199,135	140,991	(363,465)	(11,522)	52,623		(108,335)		(90,573)
Equity in income of unconsolidated ventures	47,605	1,625	219,077	(77,851)	(4,443)	(4)	—		186,013
Income tax benefit (expense)	9,296	(21,869)	(14,325)	8,565	9,711	(5)	—		(8,622)

Income (loss) from continuing operations	256,036	120,747	(158,713)	(80,808)	57,891		(108,335)		86,818
Non-controlling interests—investments	86,123	—	(20,802)	7,896	13,522	(6)	8,075	(12)	94,814
Non-controlling interests—operating partnership	19,933	953	(3,206)	—	(25,086)	(7)	—		(7,406)
Preferred stock dividends	42,569	—	84,238	—	—		—		126,807

Net income (loss) from continuing operations attributable to common stockholders	$107,411	$119,794	$(218,943)	$(88,704)	$69,455		$(116,410)		$(127,397)

Earnings (loss) per share:(G)
Basic	$0.96	$0.61	$(1.25)						$(0.23)

Diluted	$0.96	$0.60	$(1.25)						$(0.23)

Weighted average number of shares:(G)
Basic	110,931	188,706	174,873						548,328

Diluted	110,931	193,119	176,345						549,781

(a)
On April 2, 2015, Colony became an internally managed company by acquiring its manager, Colony Financial Manager, LLC, a wholly owned subsidiary of Colony Capital, LLC, as part of a combination transaction. Prior to such time, Colony was externally managed. The condensed consolidated pro forma statement of operations for the year ended December 31, 2015 does not adjust for activities prior to such combination transaction.

Refer to accompanying notes to unaudited pro forma condensed consolidated financial statements.

Notes to the Colony NorthStar Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 1. Description of the Mergers

                On June 2, 2016, a merger agreement was entered into among Colony, NSAM and NRF which provides for the mergers of Colony, NSAM and NRF with and into Colony NorthStar, as the publicly-traded company for the combined organizations. Upon the closing of the Mergers, Colony stockholders will own approximately 33.25%, NSAM stockholders will own approximately 32.85% and NRF stockholders will own approximately 33.90% of Colony NorthStar, on a fully diluted basis, excluding the effect of certain equity-based awards issuable in connection with the Mergers. Prior to the closing of the Mergers, NSAM expects the NSAM board or a duly authorized committee thereof to declare a special cash dividend in the amount of $228 million to NSAM common stockholders.

                Each share of Colony class A and class B common stock issued and outstanding immediately prior to the effective time of the Mergers will be canceled and converted into the right to receive 1.4663 shares of Colony NorthStar class A and class B common stock, respectively. Concurrently, Colony OP will issue additional partnership units to equal the number of operating partnership units outstanding on the day prior to the closing of the Mergers multiplied by the exchange ratio of 1.4663.

                Each share of NSAM common stock and NSAM performance common stock issued and outstanding immediately prior to the effective time of the Mergers will be canceled and converted into the right to receive one share of Colony NorthStar class A common stock and Colony NorthStar performance common stock, respectively.

                In connection with the merger of NRF LP with and into NRF and related reorganization transactions: (i) each NRF LTIP unit outstanding as of immediately prior to such effective time will be deemed to be fully vested and converted into one share of NRF common stock; (ii) each partnership unit in NRF LP designated as a partnership common unit outstanding as of immediately prior to such effective time (other than those held by NRF) will be converted into one share of NRF common stock; and (iii) each other interest in NRF LP held by NRF will no longer be outstanding and will automatically be canceled and will cease to exist.

                In connection with the merger of New Parent Merger Sub with and into NRF: (i) each share of NRF common stock issued and outstanding as of immediately prior to the effective time of such merger automatically will be canceled and converted into the right to receive one share of New NRF Parent common stock; and (ii) each share of each series of NRF preferred stock will be converted into the right to receive one share of a corresponding series of New NRF Parent preferred stock.

                At the effective time of the NRF merger, each share of New NRF Parent common stock will be converted into the right to receive 1.0996 shares of Colony NorthStar class A common stock.

                Each share of each series of the Colony and NRF preferred stock (New NRF Parent preferred stock) issued and outstanding immediately prior to the effective time of the Mergers will be canceled and converted into the right to receive one share of a corresponding series of Colony NorthStar preferred stock, having substantially the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

                In connection with the strategic initiatives of NRF, NRF continues to execute a series of sales initiatives which include: (i) sales of certain real estate assets; (ii) sales of certain limited partnership interests in real estate private equity funds; and (iii) sales and/or accelerated repayments of certain commercial real estate, or CRE, debt and securities investments.

                Under the merger agreement, NRF is required to use reasonable best efforts to continue certain agreed upon sales initiatives. In addition, in connection with the Mergers, NSAM and NRF plan to repay their respective outstanding corporate borrowings, which we refer to, collectively, as the NorthStar corporate borrowings (excluding NRF's $280 million of trust preferred securities with maturities beginning in 2035), contemporaneous with the closing of the Mergers.

                The completion of the Mergers is subject to, among other things, regulatory approvals and the receipt of Colony, NSAM and NRF stockholder approval. As of the date of this joint proxy statement/prospectus, the Mergers are expected to be completed in January 2017.

Note 2. Basis of Presentation

                The unaudited pro forma condensed consolidated financial statements relating to the mergers of Colony, NSAM and NRF are prepared as of and for the nine months ended September 30, 2016 and for the year ended December 31, 2015, in accordance with Article 11 of Regulation S-X and, in the opinion of management, reflect all necessary adjustments. Accordingly, the historical financial information of Colony, NSAM and NRF has been adjusted to give pro forma effect to all significant events that are: (i) directly attributable to the Mergers and related transactions and NRF Sales Initiatives; (ii) factually supportable; and (iii) with respect to the unaudited pro forma condensed consolidated statements of operations, expected to have a continuing impact on the results of the combined company.

                The unaudited pro forma condensed consolidated balance sheet as of September 30, 2016 is presented as if the Mergers and related transactions and NRF Sales Initiatives had become effective on September 30, 2016. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2016 and year ended December 31, 2015 are presented as if the Mergers and related transactions and NRF Sales Initiatives had become effective on January 1, 2015, the beginning of the earliest period presented.

                Certain amounts in the historical consolidated financial statements of Colony, NSAM and NRF have been reclassified to conform to the presentation of the combined company in the unaudited pro forma condensed consolidated financial statements. Discontinued operations reported in NRF's historical consolidated statement of operations for the year ended December 31, 2015 have been excluded from the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2015.

                Significant transactions between NSAM and NRF during the nine months ended September 30, 2016 and year ended December 31, 2015 have been eliminated in the unaudited pro forma condensed consolidated financial statements as if NSAM and NRF were consolidated affiliates during these periods. There were no transactions between Colony and either NSAM or NRF during the periods presented.

                The Mergers are accounted for under the acquisition method for business combinations as a reverse acquisition pursuant to Accounting Standards Codification Topic 805, Business Combinations. In the Mergers, NSAM is the legal acquirer while Colony is considered to be the accounting acquirer for financial reporting purposes. The consideration to be transferred establishes a new accounting basis for the assets acquired, liabilities assumed and non-controlling interests of NSAM and NRF, measured at their respective fair value as of the date the Mergers are consummated. Accordingly, the unaudited pro forma condensed consolidated financial statements include adjustments to record the assets, liabilities and non-controlling interests of NSAM and NRF at their estimated fair value, which are preliminary and subject to revision. To the extent fair value of the merger consideration exceeds fair value of net assets acquired, any such excess represents goodwill. Alternatively, if fair value of net assets acquired exceeds fair value of the merger consideration, the transaction could result in a bargain purchase gain that is recognized immediately in earnings and attributable to Colony NorthStar common stockholders. Adjustments to estimated fair value of identifiable assets and liabilities of NSAM and NRF, as well as adjustments to the merger consideration may change the determination and amount of goodwill and/or bargain purchase gain and may impact depreciation, amortization and accretion based on revised fair value of assets acquired and liabilities assumed. The actual value of the merger consideration will depend upon the market price of the Colony common stock and the NRF preferred stock at the time of closing of the Mergers. The final fair value and allocation of merger consideration will be determined upon completion of the Mergers, with the allocation to be finalized as soon as practicable within the measurement period of no later than one year following the closing date of the Mergers. The final acquisition accounting may vary significantly from that reflected in the unaudited pro forma condensed consolidated financial statements.

                The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or results of operations of the Companies had the Mergers and related transactions and NRF Sales Initiatives been completed as of the beginning of the earliest period presented, nor indicative of future results of operations or future financial position of the combined company. The unaudited pro forma condensed consolidated financial statements do not reflect the costs of any integration activities or full benefits that may result from realization of future cost savings from operating efficiencies, revenue or other incremental synergies expected to result from the Mergers. Additionally, the unaudited pro forma condensed consolidated financial statements should be read in connection with the historical consolidated financial statements and notes thereto included in each of Colony's, NSAM's and NRF's respective Annual Reports on Form 10-K for the year ended December 31, 2015, as amended, and each of Colony's, NSAM's and NRF's respective Quarterly Reports on Form 10-Q for the nine months ended September 30, 2016. The unaudited pro forma condensed consolidated financial statements represent management's best estimate based on available information and may be revised as additional information becomes available and as additional analyses are performed.

Note 3. Pro Forma Merger Consideration

                Pursuant to the merger agreement, NSAM common stock will first be converted into Colony NorthStar common stock through the Redomestication merger. NSAM will then acquire 100% of the common stock and preferred stock of Colony and NRF through the conversion of all such outstanding shares, based on pre-determined exchange ratios, into shares of Colony NorthStar.

                As the Mergers are accounted for as a reverse acquisition, the fair value of the consideration transferred is measured based upon: (i) the number of shares of common stock Colony, as the accounting acquirer, would theoretically have to issue to the stockholders of NSAM and NRF to achieve the same ratio of ownership in Colony NorthStar upon completion of the Mergers; and (ii) applying the Colony class A common stock price.

                As a result, the implied shares of Colony common stock issued in consideration was computed based on the number of outstanding shares of NSAM and NRF common stock prior to the Mergers divided by the exchange ratios of 1.4663 and 1.3335, respectively.

                Substantially all NSAM and NRF equity awards will vest upon consummation of the Mergers. As Colony NorthStar is obligated to issue Colony NorthStar common stock upon consummation of the Mergers and settlement of these equity awards relate to pre-combination services, these equity awards form part of the outstanding shares of NSAM and NRF common stock that are used to determine the merger consideration.

                Any NSAM and NRF equity awards that do not vest by their terms upon consummation of the Mergers will be assumed by Colony NorthStar through conversion into comparable Colony NorthStar equity awards with substantially the same terms. Accordingly, these equity awards are not included in the outstanding shares of NSAM and NRF common stock that are used to determine the merger consideration and will be recognized as compensation expense in the post-combination period.

                The pro forma merger consideration is estimated as follows (in thousands, except per share):

	NSAM	NRF	Total
Outstanding shares of common stock prior to the Mergers	189,487	183,251
Exchange ratio(i)	1.4663	1.3335
Implied shares of Colony common stock issued in consideration	129,228	137,421	266,649
Price per share of Colony common stock(ii)	$18.90	$18.90	$18.90

Fair value of implied shares of Colony common stock issued in consideration	$2,442,409	$2,597,257	$5,039,666
Fair value of Colony NorthStar preferred stock to be issued(iii)	—	969,458	969,458

Total pro forma merger consideration	$2,442,409	$3,566,715	$6,009,124

(i)
Represents (a) the pre-determined exchange ratio of one Colony share for 1.4663 Colony NorthStar shares; and (b) the derived exchange ratio of one Colony share for 1.3335 NRF shares based on the pre-determined exchange ratio of one NRF share for 1.0996 Colony NorthStar shares.

(ii)
The pro forma merger consideration was determined based on the closing price of Colony common stock of $18.90 on November 9, 2016.

(iii)
Fair value of Colony NorthStar preferred stock to be issued is estimated based on the shares of NRF preferred stock outstanding as of September 30, 2016 multiplied by the closing price, which represents the clean price, of the respective series of NRF preferred stock as of November 9, 2016, as follows (in thousands, except per share):

	Number of Shares Outstanding	Price Per Share	Fair Value
NRF Preferred Stock
Series A 8.75%	2,467	$24.50	$60,442
Series B 8.25%	13,999	23.99	335,836
Series C 8.875%	5,000	24.86	124,300
Series D 8.50%	8,000	25.06	200,480
Series E 8.75%	10,000	24.84	248,400

Fair value of Colony NorthStar preferred stock to be issued			$969,458

                The following table presents a summary of the preliminary purchase price allocation of the pro forma merger consideration to the assets acquired, liabilities assumed and non-controlling interests of NSAM and NRF based on their respective estimated fair value as of September 30, 2016, after adjusting for NRF Sales Initiatives. Based on current estimates, the consideration to be transferred is in excess of the estimated fair value of assets and liabilities for both NSAM and NRF thereby resulting in goodwill that is recognized as a fair value adjustment in the unaudited pro forma condensed consolidated balance sheet (in thousands):

	NSAM	NRF	Total
Pro forma merger consideration(i)	$2,442,409	$3,566,715	$6,009,124
Preliminary allocation of pro forma merger consideration:
Assets acquired	2,953,665	13,886,740	16,840,405
Liabilities assumed	(765,735)	(9,624,716)	(10,390,451)
Redeemable non-controlling interests	(75,149)	—	(75,149)
Non-controlling interests—investments	—	(748,582)	(748,582)

Fair value of net assets acquired(ii)	2,112,781	3,513,442	5,626,223

Preliminary pro forma goodwill	$329,628	$53,273	$382,901

(i)
Refer to the table Note 3 above, Total pro forma merger consideration.

(ii)
Refer to fair value of net assets acquired in Note 4.C, Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet—Fair Value Adjustments.

                The pro forma merger consideration does not purport to represent the actual value of the merger consideration, which will be measured on the closing date of the Mergers at the then-current market price per share of Colony common stock and NRF preferred stock. The exchange ratios are not subject to adjustments to account for fluctuations in the share prices of Colony, NSAM or NRF common stock between now and the closing date of the Mergers. Therefore, the implied value of the merger consideration, and consequently, the resulting goodwill, may vary significantly due to movements in the Colony common stock and NRF preferred stock. For example, each 10% increase or decrease in the price of Colony common stock on the closing date of the Mergers from the price of Colony common stock assumed in these unaudited pro forma condensed consolidated financial statements would result in an increase or decrease in the estimated merger consideration of $504.0 million and a corresponding increase or decrease in goodwill or result in a bargain purchase gain to the extent that merger consideration does not exceed the fair value of net assets acquired, measured separately for each acquired entity.

                The estimated fair value and preliminary allocation of merger consideration are subject to revisions and will be finalized upon completion of the Mergers.

Note 4. Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet

    A.        NRF Sales Initiatives

                The following table presents a summary of the pro forma adjustments to the unaudited condensed consolidated balance sheet as of September 30, 2016 related to NRF Sales Initiatives. Such adjustments eliminate the net assets of those asset sales under contract but not yet sold as of

November 4, 2016 as presented in NRF's Quarterly Report on Form 10-Q for the nine months ended September 30, 2016 (in thousands):

	Manufactured Housing(1)	Medical Office Buildings(2)	Multifamily(3)	Private Equity Portfolio(4)	Healthcare Joint Venture(5)	Total NRF Sales Initiatives
Assets
Cash and cash equivalents(6)	$613,750	$114,828	$44,670	$204,672	$340,000	$1,317,920
Restricted cash	—	(945)	(4,041)	—	—	(4,986)
Assets of properties held for sale(7)	(1,592,357)	(807,731)	(133,000)	—	—	(2,533,088)
Other assets	(276)	(2,632)	(680)	(204,672)	—	(208,260)

Total assets	$(978,883)	$(696,480)	$(93,051)	$—	$340,000	$(1,428,414)

Liabilities
Mortgage and other notes payable	$—	$(692,231)	$—	$—	$—	$(692,231)
Accounts payable and other liabilities	(1,473)	(8,161)	(3,045)	—	20,000	7,321
Liabilities of properties held for sale(7)	(1,281,438)	(19,229)	(107,512)	—	—	(1,408,179)

Total liabilities	(1,282,911)	(719,621)	(110,557)	—	20,000	(2,093,089)
Equity
Stockholders' equity	325,924	49,182	18,938	—	(10,000)	384,044
Non-controlling interests—investments	(21,896)	(26,041)	(1,432)	—	330,000	280,631

Total equity	304,028	23,141	17,506	—	320,000	664,675

Total liabilities and equity	$(978,883)	$(696,480)	$(93,051)	$—	$340,000	$(1,428,414)

(1)
In May 2016, NRF entered into an agreement to sell its manufactured housing portfolio for $2.0 billion with $1.3 billion of related mortgage financing (recorded in liabilities of properties held for sale) expected to be assumed by the buyer as part of the transaction. NRF expects to receive $614.8 million of net proceeds, including a $50.0 million deposit made by the buyer. The transaction is expected to close in the first quarter 2017.

(2)
In September 2016, NRF entered into a definitive agreement to sell a portfolio of medical office buildings for $837.9 million with $692.2 million of related mortgage financing expected to be paid off as part of the transaction. NRF expects to receive $114.8 million of net proceeds. The transaction is expected to close in the fourth quarter 2016.

(3)
To date through November 2016, the Company sold ten multifamily properties for $307.0 million with $210.0 million of mortgage financing assumed as part of the transaction. The above adjustment represents the remaining six properties sold subsequent to September 30, 2016. The Company received $85.0 million of net proceeds from such sales.

(4)
In September 2016, NRF sold a portfolio of PE Investments for a gross sales price of $317.6 million with $44.7 million of deferred purchase price assumed as part of the transaction. NRF received $33.9 million of net proceeds and will receive the remaining $204.7 million of net proceeds in the fourth quarter 2016.

(5)
In November 2016, NRF entered into an agreement to sell a non-controlling interest in its healthcare portfolio for net proceeds of approximately $340 million.

(6)
Proceeds from such sales are net of cash and cash equivalent balances as of September 30, 2016, as applicable.

(7)
The following table presents the major classes of long-lived assets and liabilities classified as held for sale as of September 30, 2016 (in thousands):

	Assets				Liabilities
Description	Operating Real Estate(i)	Intangible Assets(ii)	Other Assets(iii)	Total	Mortgage and Other Notes Payable	Intangible Liabilities	Other Liabilities(iv)	Total
Manufactured housing communities	$1,441,656	$23,983	$126,718	$1,592,357	$1,255,454	$—	$25,984	$1,281,438
Medical office buildings	742,485	63,818	1,428	807,731	—	19,229	—	19,229
Multifamily	133,000	—	—	133,000	107,512	—	—	107,512

Total	$2,317,141	$87,801	$128,146	$2,533,088	$1,362,966	$19,229	$25,984	$1,408,179

(i)
Operating real estate is comprised of the following (in thousands):

Operating real estate—held-for-sale	Manufactured Housing Communities	Medical Office Buildings	Multifamily	Total
Land and improvements	$1,453,007	$65,097	$15,333	$1,533,437
Buildings and improvements	141,593	723,719	128,517	993,829
Furniture, fixtures and equipment	7,814	29	329	8,172

Subtotal	1,602,414	788,845	144,179	2,535,438
Less: accumulated depreciation	(160,758)	(46,360)	(11,179)	(218,297)

Total	$1,441,656	$742,485	$133,000	$2,317,141

(ii)
Represents the carrying value of in-place and above-market leases net of amortization.
(iii)
Includes cash and cash equivalents, restricted cash, accounts, notes and other receivables.
(iv)
Includes interest, taxes and accounts payable.

    B.        Merger Adjustments

(1)
Includes an adjustment related to the payment of the NSAM special dividend of $228.0 million. Refer to footnote 12.

(2)
Includes an adjustment for the expected disposition of NSAM's investment in Island Hospitality Management Inc., which, for the purpose of this pro forma adjustment, is assumed to be at its carrying value of $39.4 million. NSAM's investment in Island Hospitality Management Inc. is expected to be sold in connection with the Mergers.

(3)
The following table presents a summary of merger-related adjustments in connection with the pay down of NorthStar corporate borrowings (in thousands):

Adjustments to cash and cash equivalents related to the pay down of the NorthStar corporate borrowings:	NSAM	NRF	Total
Principal pay down of NorthStar corporate borrowings (refer to footnote 8)	$(497,500)	$(425,000)	$(922,500)
Prepaid interest (refer to footnote 7)	—	4,328	4,328
Interest payable (refer to footnote 9)	(4,262)	—	(4,262)

Total	$(501,762)	$(420,672)	$(922,434)

(4)
Represents the elimination of the carrying value of NSAM's ownership of 2.7 million shares of NRF common stock. Refer to footnotes 10 and 11.

(5)
Represents the elimination of the management fee receivable (payable) between NSAM and NRF, respectively.

(6)
Represents the elimination of the fair value of the management contract value between NSAM and NRF, which will cease to exist upon completion of the Mergers. Refer to Note 4.C, Fair Value Adjustments for further disclosure.

(7)
The following table presents a summary of merger-related adjustments related to other assets (in thousands):

Adjustments related to other assets:	NRF
Deferred financing costs	$(725)	(i)
Prepaid interest	(4,328)	(ii)

Total	$(5,053)

  (i)
  Represents an adjustment to eliminate deferred financing costs related to NRF's corporate revolving credit facility, which is expected to be paid down and terminated in connection with the Mergers. Refer to footnotes 3 and 12 for additional information.

  (ii)
  Represents an adjustment to eliminate prepaid interest related to NRF's term borrowing, which is expected to be paid down and terminated in connection with the Mergers. Refer to footnote 3 for additional information.

(8)
The following table presents a summary of merger-related adjustments related to credit facilities and term borrowings (in thousands):

Adjustments related to credit facilities and term borrowings:	NSAM	NRF	Total
Principal pay down of NorthStar corporate borrowings (refer to footnote 3)(i)	$(497,500)	$(425,000)	$(922,500)
Elimination of deferred financing costs	28,822	4,591	33,413

Total	$(468,678)	$(420,409)	$(889,087)

(i)
Proceeds from NRF Sales Initiatives are expected to be used for the pay down of NorthStar corporate borrowings. However, to the extent NRF Sales Initiatives are not completed by the closing of the Mergers, Colony has obtained bridge financing for up to $400 million in addition to the $850 million available under its credit facility that can be used to pay off such NorthStar corporate borrowings, if necessary. Colony NorthStar does not expect to draw on the bridge financing and therefore, the pro forma adjustments do not reflect any additional borrowing on such credit facility or the bridge financing.
(9)
The following table presents a summary of merger-related adjustments related to accounts payable and other liabilities (in thousands):

Adjustments related to accounts payable and other liabilities:	Colony	NSAM	NRF	Total
Merger-related transaction and other costs(i)	$29,955	$37,743	$59,155	$126,853
NSAM executive compensation accrual(ii)	—	(22,766)	(2,039)	(24,805)
Interest payable related to NSAM's corporate borrowing(iii)	—	(4,262)	—	(4,262)

Total	$29,955	$10,715	$57,116	$97,786

(i)
Represents non-recurring transaction and other costs incurred in connection with the Mergers, consisting primarily of advisory, legal, accounting, tax and other professional services and are factually supportable as such amounts are based on reliable, documented evidence such as invoices for costs incurred to date and estimates from third-parties for additional costs expected to be incurred until the closing of the Mergers. Such costs are reflected as a reduction to retained earnings and not included in the unaudited pro forma condensed consolidated statements of operations. Refer to footnote 12.

(ii)
Represents an adjustment to eliminate compensation payable related to arrangements entered into with the NSAM executive officers in connection with the Mergers. Refer to footnote 12.

(iii)
Represents an adjustment to eliminate interest payable related to NSAM's corporate borrowings. Refer to footnote 3 for additional information.
(10)
The following table presents a summary of the merger-related adjustment to common stock par value as of September 30, 2016 (in thousands, except for exchange ratios and par value per share):

Adjustments to common stock at par:	Colony	NSAM	NRF	Pro Forma Colony NorthStar
Outstanding shares of common stock as of September 30, 2016(i)	113,928	188,983	180,730
Equity awards to vest upon the Mergers and converted into Colony NorthStar common stock, net of shares withheld for tax(ii)	—	504	665
NRF LTIP units converted to common stock(iii)	—	—	1,856

Outstanding shares of common stock prior to the Mergers	113,928	189,487	183,251
Exchange ratio	1.4663	1.0000	1.0996

Shares of Colony NorthStar common stock—pro forma basis	167,053	189,487	201,503
Shares of NRF common stock owned by NSAM(iv)	NA	NA	(2,969)

Shares of Colony NorthStar common stock—pro forma basis (as adjusted)(v)	167,053	189,487	198,534	555,074
Par value per share	$0.01	$0.01	$0.01	$0.01

Common stock at par of Colony NorthStar—pro forma basis	$1,671	$1,895	$1,985	5,551
Common stock at par as of September 30, 2016	(1,139)	(1,890)	(1,807)	(4,836)

Pro forma adjustment to common stock at par	$532	$5	$178	$715

(i)
Includes restricted common stock issued as equity-based awards.

(ii)
Represents 9.4 million equity-based shares of NSAM that will convert to Colony NorthStar class A common stock upon completion of the Mergers, net of 4.1 million shares forfeited by NSAM executives and 4.8 million shares estimated to be retired upon vesting for NSAM executive and employee tax withholding. Represents 3.2 million equity-based shares of NRF common stock that will convert to Colony NorthStar class A common stock upon completion of the Mergers, net of 1.1 million shares forfeited by NSAM executives and 1.4 million shares estimated to be retired upon vesting for NSAM executive and employee tax withholding. Refer to the section entitled "The Mergers-Interests of NSAM's Directors and Executive Officers in the Mergers" for further information regarding shares forfeited by NSAM executives. Shares withheld for taxes include amounts related to restricted common stock included in outstanding common stock.

(iii)
In connection with the Mergers, NRF LP will be merged into NRF resulting in the conversion to NRF common stock of existing LTIP units in NRF LP.

(iv)
Represents the 2.7 million shares of NRF common stock owned by NSAM after giving effect to the exchange ratio.

(v)
Includes shares of both class A and class B pro forma Colony NorthStar common stock.

(11)
The following table presents a summary of the merger-related adjustments to additional paid-in capital as of September 30, 2016 (in thousands):

Adjustments to additional paid-in capital:	Colony	NSAM	NRF	Total
Adjustment to common stock par value (refer to footnote 10)	$(532)	$(5)	$(178)	$(715)
Elimination of retained earnings (accumulated deficit)	—	(38,554)	(2,891,153)	(2,929,707)
Elimination of accumulated other comprehensive income (loss)	—	(210)	(63,709)	(63,919)
Adjustment to non-controlling interests in operating partnership	—	5,436 (iv)	31,798 (i)	37,234
Elimination of carrying value of NRF common stock owned by NSAM	—	—	(35,741) (ii)	(35,741)
Acceleration of equity-based awards vested upon the Mergers(iii)	—	69,210	—	69,210
Elimination of retained earnings from NRF Sale Initiatives	—	—	384,044	384,044

Total merger-related adjustments to additional paid-in capital				$(2,539,594)

(i)
In connection with the Mergers, NRF LP will be merged into NRF.

(ii)
Represents the carrying value of 2.7 million shares of NRF common stock owned by NSAM (refer to footnote 4).

(iii)
Represents the acceleration of amortization of equity-based compensation related to substantially all outstanding NSAM equity awards that will vest in accordance with their terms upon the closing of the Mergers. Colony and NRF equity awards that vest in connection with the Mergers are not included as adjustments as such events occur prior to the Mergers.

(iv)
The following table presents a summary of the adjustment to Colony NorthStar's non-controlling interests in the operating partnership as of September 30, 2016 (in thousands, except for exchange ratio):

Pro forma Colony NorthStar non-controlling interest in the operating partnership:(i)	Colony	NSAM	Total Colony NorthStar

OP units owned by non-controlling interests as of September 30, 2016	20,787	1,790
Exchange ratio	1.4663	1.0000

Non-controlling interests' ownership of Colony NorthStar OP units—pro forma basis	30,480	1,790	32,270

Shares of Colony NorthStar common stock—pro forma basis			555,074

Pro forma non-controlling OP unit ownership % in Colony NorthStar			5.5%

Adjustment to non-controlling interests in operating partnership			$5,436

(i)
In connection with the Mergers, NRF LP will be merged into NRF.

(12)
The following table presents a summary of merger-related adjustments to retained earnings (accumulated deficit) as of September 30, 2016 (in thousands):

Adjustments to retained earnings (accumulated deficit):	Colony	NSAM	NRF	Total
Elimination of retained earnings (accumulated deficit) as of September 30, 2016	$—	$38,554	$2,891,153	$2,929,707
NSAM special dividend (refer to footnote 1)	—	(228,000)	—	(228,000)
Merger-related transaction costs(i)	(29,955)	(37,743)	(59,155)	(126,853)
NSAM executive compensation accrual(ii)	—	22,766	2,039	24,805
Acceleration of equity-based awards vested upon the Mergers(iii)	—	(69,210)	—	(69,210)
NorthStar corporate borrowings deferred financing costs(iv)	—	(28,822)	(5,316)	(34,138)
Elimination of retained earnings from NRF Sale Initiatives	—	—	(384,044)	(384,044)

Total merger-related adjustments to retained earnings (accumulated deficit)				$2,112,267

(i)
Represents non-recurring transaction costs directly attributable to the Mergers, of which $126.9 million is a pro forma adjustment to accounts payable and other liabilities (refer to footnote 9) in the historical financial statements as of September 30, 2016.

(ii)
Represents an adjustment to eliminate compensation payable related to arrangements entered into with the NSAM executive officers in connection with the Mergers.

(iii)
Represents the acceleration of amortization of equity-based compensation related to substantially all outstanding NSAM equity awards that will vest in accordance with their terms upon the closing of the Mergers. NRF equity awards that vest in connection with the Mergers are not included as an adjustment as such event occurs prior to the Mergers.

(iv)
Represents an adjustment to eliminate deferred financing costs of $0.7 million related to NRF's corporate revolving credit facility and $33.4 million related to NSAM and NRF's respective term borrowings. The NorthStar corporate borrowings are expected to be paid off and terminated in connection with the Mergers.

    C.        Fair Value Adjustments

                The fair value adjustments reflected in the unaudited pro forma condensed consolidated balance sheet represent the differences between fair value amounts based on a preliminary purchase price allocation of the assets acquired and liabilities assumed of NSAM and NRF and the corresponding historical balances of NSAM and NRF, as adjusted (in thousands):

	NSAM			NRF
	Fair Value(1)	Adjusted Historical		Fair Value(1)(2)	Adjusted Historical(3)	Fair Value Adjustment
Assets
Cash and cash equivalents	$125,037	$125,037	(15)	$2,043,280	$2,043,280	$—
Restricted cash	26,599	26,599		175,082	175,082	—
Operating real estate, net	—	—		9,082,788	7,371,996	1,710,792	(4)
Real estate debt investments, net	—	—		349,083	348,539	544
Investments in private equity funds	—	—		484,876	484,876	—	(5)
Investments in unconsolidated ventures	57,664	57,664	(15)	177,994	161,744	16,250	(5)
Real estate securities, available for sale	—	—		526,966	526,966	—	(5)
Securities, at fair value	2,697	2,697	(16)	—	—	—
Due from affiliates	109,753	109,753		1,888	1,888	—
Goodwill	329,628	243,328		53,273	44,767	94,806	(6)
Intangible assets, net	2,511,020	203,728		645,249	298,950	2,653,591	(4)
Assets of properties held for sale	—	—		109,096	120,871	(11,775	)(3)
Other assets	120,895	41,784		290,438	357,516	12,033	(7)(10)

Total assets	$3,283,293	$810,590		$13,940,013	$11,936,475	$4,476,241

Liabilities
Mortgage and other notes payable	$—	$—		$6,166,576	$6,229,796	$(63,220	)(8)
Credit facilities and term borrowings	497,500	468,679		420,409	420,409	28,821	(9)
Convertible senior notes	—	—		29,441	27,356	2,085	(8)
Securitization bonds payable	—	—		257,877	257,877	—	(5)
Junior subordinated notes	—	—		191,175	191,175	—	(5)
Accounts payable and other liabilities	268,235	91,155		212,463	212,463	177,080	(10)
Due to related parties	—	—		46,939	46,939	—
Intangible liabilities, net	—	—		1,944,091	113,967	1,830,124	(4)
Liabilities of properties held for sale	—	—		53,429	94,480	(41,051	)(3)(11)
Derivative liabilities, at fair value	—	—		302,316	302,316	—

Total liabilities	765,735	559,834		9,624,716	7,896,778	1,933,839

Commitments and contingencies
Redeemable non-controlling interests	75,149	75,149		—	—	—
Equity
Performance common stock	52	52		—	—	—
Preferred stock	—	—		969,458	939,118	30,340	(12)
Common stock	1,890	1,890		1,807	1,807	—
Additional paid-in capital	2,477,233	210,431	(15)(16)	2,243,317	2,224,947	2,285,172	(13)
Accumulated other comprehensive income (loss)	(210)	(210)		(63,709)	(63,709)	—
Retained earnings (accumulated deficit)	(38,554)	(38,554)		384,044	384,044	—

Total stockholders' equity	2,440,411	173,609		3,534,917	3,486,207	2,315,512

Non-controlling interests—investments	—	—		748,582	521,692	226,890	(14)
Non-controlling interests—operating partnership	1,998	1,998		31,798	31,798	—	(14)

Total equity	2,442,409	175,607		4,315,297	4,039,697	2,542,402

Total liabilities, redeemable non-controlling interests and equity	$3,283,293	$810,590		$13,940,013	$11,936,475	$4,476,241

(1)
Fair value reflected in the unaudited pro forma condensed consolidated balance sheet was estimated as follows:

(i)
Real estate and related intangibles—based on a discounted cash flow analysis or direct capitalization analysis, and for real estate held for sale, contracted sale price or a sales comparison approach, adjusted for estimated selling costs. The fair value is allocated to tangible assets such as land, building, tenant and land improvements and identified intangibles, such as above- and below-market leases, above- and below-market ground lease obligations, in-place lease value and goodwill.

(ii)
Real estate debt investments—determined by comparing the current yield to the estimated yield for newly originated loans with similar credit risk or the market yield at which a third party might expect to purchase such investment or based on discounted cash flow projections of principal and interest expected to be collected, which include consideration of borrower or sponsor credit, as well as operating results of the underlying collateral. For certain real estate debt investments considered to be impaired, their carrying value approximates fair value.

  (iii)
  Private equity funds and investments in unconsolidated ventures—based on the timing and amount of expected future cash flow for income and realization events for underlying assets.

  (iv)
  Real estate securities—based on quotations from brokers or financial institutions that act as underwriters of the securities, third-party pricing service or discounted cash flow depending on the type of securities.

  (v)
  Management agreements and related intangible assets—comprised of NSAM's management contracts, customer relationships and trade name. The fair value of management contracts and customer relationships represent the discounted excess earnings attributable to the future management fee income from in-place management contracts and to the potential fee income from repeat customers through future sponsored funds, respectively. The fair value of trade name is estimated based on a discounted royalty rate.

  (vi)
  Mortgage and other notes payable—estimated by discounting expected future cash outlays at interest rates currently available for instruments with similar terms and remaining maturities.

  (vii)
  Convertible senior notes—based on quoted market prices or recent transactions.

  (viii)
  Securitization bonds payable and junior subordinated notes—based on quotations from brokers or financial institutions that act as underwriters of the securitized bonds or subordinated notes.

(2)
Fair value excludes assets and liabilities associated with the NRF Sales Initiatives (refer to footnote 3).

(3)
The following table presents the assets and liabilities of NRF as of September 30, 2016, adjusted to reflect the impact of the NRF Sales Initiatives (in thousands):

	NRF
	Historical	NRF Sales Initiatives(i)	Adjusted Historical
Assets
Cash and cash equivalents	$725,360	$1,317,920	$2,043,280
Restricted cash	180,068	(4,986)	175,082
Operating real estate, net	7,371,996	—	7,371,996
Real estate debt investments, net	348,539	—	348,539
Investments in private equity funds, at fair value	484,876	—	484,876
Investments in unconsolidated ventures	161,744	—	161,744
Real estate securities, available for sale	526,966	—	526,966
Due from affiliates	1,888	—	1,888
Goodwill	44,767	—	44,767
Intangible assets, net	298,950	—	298,950
Assets of properties held for sale	2,653,959	(2,533,088)	120,871
Other assets	565,776	(208,260)	357,516

Total assets	$13,364,889	$(1,428,414)	$11,936,475

Liabilities
Mortgage and other notes payable	$6,922,027	$(692,231)	$6,229,796
Credit facilities and term borrowings	420,409	—	420,409
Convertible senior notes	27,356	—	27,356
Securitization bonds payable	257,877	—	257,877
Junior subordinated notes	191,175	—	191,175
Accounts payable and other liabilities	205,142	7,321	212,463
Due to related parties	46,939	—	46,939
Intangible liabilities, net	113,967	—	113,967
Liabilities of properties held for sale	1,502,659	(1,408,179)	94,480
Derivative liabilities, at fair value	302,316	—	302,316

Total liabilities	$9,989,867	$(2,093,089)	$7,896,778

  (i)
  Refer to A, Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet—NRF Sales Initiatives.

(4)
The acquired assets and liabilities assumed for real estate generally include, but are not limited to land, buildings and improvements, identified tangible and intangible assets and liabilities associated with in-place leases, above- and below-market leases and goodwill, if any. The following table presents a summary of the major classes of intangible assets acquired and liabilities assumed as part of the Mergers (in thousands):

	NSAM		NRF
	Fair Value	Historical	Fair Value	Historical	Fair Value Adjustment
Intangible assets
Management agreements and related intangibles(i)	$2,511,020	$203,728	$—	$—	$2,307,292
In-place lease values	—	—	151,921	104,668	47,253
Above-market lease values	—	—	400,256	157,003	243,253
Below-market ground lease obligations	—	—	34,082	—	34,082
Other real estate intangible assets	—	—	58,990	37,279	21,711

Total	$2,511,020	$203,728	$645,249	$298,950	$2,653,591

Intangible liabilities
NRF management agreement	$—	$—	$1,800,000	$—	$1,800,000
Below-market lease values	—	—	133,222	111,828	21,394
Other real estate intangible liabilities	—	—	10,869	2,139	8,730

Total	$—	$—	$1,944,091	$113,967	$1,830,124

  (i)
  NSAM's management agreements and related intangibles are summarized as follows (in thousands):

	NSAM
	Fair Value	Historical
NSAM:
NSAM Retail Companies management agreements(a)	$333,100	$—
NorthStar Europe management agreement(a)	109,600	—
Trade name	59,000	—
NRF management agreement(a)	1,800,000	—
Townsend:
Customer relationships	185,580	180,862
Performance fees	5,710	5,289
Trade name	17,820	17,424
Proprietary technology	210	153

Total	$2,511,020	$203,728

(a)
The preliminary value was estimated using a discounted cash flow analysis, comparing the existing NSAM management agreements with a range of observable inputs for similar contracts including discount rates ranging between 7.0% and 9.0%. The NRF management agreement represents the off market fair value of such agreement. The NRF management agreement will cease to exist upon completion of the Mergers.

(b)
The estimated useful lives of NSAM's management agreement and related intangibles range from three years to 30 years.
(5)
NRF has historically elected the fair value option for its investments in private equity funds, certain investments in unconsolidated ventures, real estate securities, securitization bonds payable and junior subordinated notes, where carrying value represents fair value. The adjustment reflects the fair value of certain investments in unconsolidated ventures carried at historical cost.

(6)
Represents elimination of historical goodwill of NSAM and certain NRF properties and an adjustment for goodwill based on the preliminary purchase price allocation (refer to Note 3. Pro Forma Merger Consideration).

(7)
Straight-lining of rent pursuant to the underlying leases associated with the real estate acquired in connection with the Mergers will commence at the effective date of the Mergers; therefore the amount of unbilled rent receivable on the balance sheet as of September 30, 2016 has been eliminated.

(8)
Represents fair value adjustments, including the elimination of deferred financing costs.

(9)
The carrying value of NRF credit facilities and term borrowings approximate fair value. The adjustment represents elimination of NSAM historical deferred financing costs related to its credit facility.

(10)
Represents the estimated deferred tax effect of the pro forma adjustments related to NSAM management agreements and investment in The Townsend Group using an estimated 40% effective income tax rate.

(11)
Represents an adjustment to eliminate a mortgage note payable related to certain properties for which NRF is currently in negotiations with the lender to foreclose. In April 2016, NRF gave three properties back to the lender and is expected to give the remaining property back to the lender in the fourth quarter 2016 upon which the mortgage note will be extinguished.

(12)
Represents an adjustment to reflect the fair value of Colony NorthStar preferred stock to be issued as merger consideration, as discussed in Note 3, Pro Forma Merger Consideration.

(13)
Adjustment to additional paid-in capital represents the remaining net asset value of NSAM and NRF after adjustments to retained earnings (accumulated deficit) and non-controlling interests (refer to footnote 14).

(14)
Fair value of non-controlling interests are derived as their proportionate share of the fair value of net assets attributable to them, such fair value is determined on same basis as described above.

(15)
NSAM historical includes an adjustment to eliminate NSAM's interest in Island Hospitality Management Inc. Refer to footnote 2 in Note 4.B, Merger Adjustments, for additional information.

(16)
NSAM historical includes an elimination of the carrying value of NSAM's ownership of 2.7 million shares of NRF common stock. Refer to footnote 4 in Note 4.B, Merger Adjustments for additional information.

Note 5. Adjustments to the Unaudited Pro Forma Condensed Consolidated Statements of Operations

    D.        NRF Sales Initiatives

                The following tables present summarized pro forma adjustments for the nine months ended September 30, 2016 and year ended December 31, 2015 related to NRF Sales Initiatives. Such adjustments eliminate any activity related to assets sold or under contract to sell through November 4, 2016, as disclosed in NRF's Quarterly Report on Form 10-Q for the nine months ended September 30, 2016, however, it excludes the impact of potential reinvestment of proceeds from the NRF Sale Initiatives (in thousands):

	Nine Months Ended September 30, 2016
	Manufactured Housing	Multifamily	Healthcare Portfolio(1)	Industrial Portfolio	Private Equity Portfolio	CRE Debt Investments	CRE Securities	Total NRF Sales Initiatives
Revenues
Rental and escalation income	$(147,680)	$(21,189)	$(69,239)	$(27,228)	$—	$—	$—	$(265,336)
Interest income	(4,341)	—	(3)	(3)	—	(8,405)	(772)	(13,524)
Other income	(4,018)	(1,273)	(930)	—	—	—	—	(6,221)

Total revenues	(156,039)	(22,462)	(70,172)	(27,231)	—	(8,405)	(772)	(285,081)

Expenses
Interest expense	(42,781)	(5,481)	(22,729)	(4,897)	—	(393)	—	(76,281)
Property operating expenses	(58,034)	(9,660)	(23,735)	(3,849)	—	—	—	(95,278)
Other expense—investment and servicing expenses	(389)	(113)	(95)	(785)	—	(42)	—	(1,424)
Transaction costs	(186)	—	—	—	—	—	—	(186)
Provision for loan losses	(245)	—	—	—	—	(2,806)	—	(3,051)
Depreciation and amortization	—	—	(27,889)	(5,217)	—			(33,106)

Total expenses	(101,635)	(15,254)	(74,448)	(14,748)	—	(3,241)	—	(209,326)

Other income (loss)
Unrealized gain (loss) on investments and other	—	—	—	—	—	—	—	—
Realized gain (loss) on investments and other	3,626	(21,800)	(16,696)	(13,235)	9,889	1,302	—	(36,914)
Equity in earnings of unconsolidated joint ventures	—	—	—	—	(10,799)	—	—	(10,799)
Income tax benefit (expense)	(542)	—	(21)	—	3,707	18	—	3,162

Income (loss) from continuing operations	(51,320)	(29,008)	(12,441)	(25,718)	2,797	(3,844)	(772)	(120,306)
Non-controlling interests—investments	—	(2,179)	(1,423)		—	—	—	(3,602)

Net income (loss) from continuing operations attributable to common stockholders	$(51,320)	$(26,829)	$(11,018)	$(25,718)	$2,797	$(3,844)	$(772)	$(116,704)

	Year Ended December 31, 2015
	Manufactured Housing	Multifamily	Healthcare Portfolio(1)	Industrial Portfolio	Private Equity Portfolios	CRE Debt Investments	CRE Securities	Total NRF Sales Initiatives
Revenues
Rental and escalation income	$(174,559)	$(32,201)	$(135,371)	$(39,850)	$—	$—	$—	$(381,981)
Interest income	(6,251)	—	(1)	(1)	—	(34,023)	(5,175)	(45,451)
Other income	(6,209)	(1,951)	(2,179)		—	—	—	(10,339)

Total revenues	(187,019)	(34,152)	(137,551)	(39,851)	—	(34,023)	(5,175)	(437,771)

Expenses
Interest expense	(51,819)	(8,560)	(39,774)	(7,319)	—	(2,027)	—	(109,499)
Property operating expenses	(72,808)	(15,509)	(57,033)	(5,604)	—	—	—	(150,954)
Other expense—investment and servicing expenses	(2,078)	(87)	(8,553)	(1,116)	—	(158)	—	(11,992)
Transaction costs	(1,779)	—	—	(54)	—	—	—	(1,833)
Provision for loan losses	(766)	—	—		—	(1,195)	—	(1,961)
Depreciation and amortization	(68,331)	(6,928)	(62,641)	(10,401)	—	—	—	(148,301)

Total expenses	(197,581)	(31,084)	(168,001)	(24,494)	—	(3,380)	—	(424,540)

Other income (loss)
Realized gain (loss) on investments and other	1,709	—	—	—	—	—	—	1,709

Income (loss) before equity in earnings (losses) of unconsolidated ventures and income tax benefit (expense)	12,271	(3,068)	30,450	(15,357)	—	(30,643)	(5,175)	(11,522)
Equity in earnings of unconsolidated joint ventures	—	—	—		(77,851)	—	—	(77,851)
Income tax benefit (expense)	435	—	55		7,911	164	—	8,565

Income (loss) from continuing operations	12,706	(3,068)	30,505	(15,357)	(69,940)	(30,479)	(5,175)	(80,808)
Non-controlling interests—investments	—	(165)	8,061			—	—	7,896

Net income (loss) from continuing operations attributable to common stockholders	$12,706	$(2,903)	$22,444	$(15,357)	$(69,940)	$(30,479)	$(5,175)	$(88,704)

(1)
Includes a portfolio of medical office buildings and a senior housing portfolio.

    E.        Merger Adjustments

                As a result of the Mergers, Colony NorthStar expects estimated annualized synergies of $115 million, consisting of $80 million of cash savings and $35 million of equity-based compensation savings. The merger adjustments to the unaudited pro forma condensed consolidated statements of operations exclude integration activities or full savings that may result from realization of such future cost savings from operating efficiencies, revenue or other incremental synergies expected to result from the Mergers other than the executive compensation adjustments noted in footnotes 1(v) and 1(vii) below. The nine months ended September 30, 2016 and year ended December 31, 2015 pro forma condensed consolidated statements of operations exclude $48 million and $34 million, respectively, of expected cash savings as such amounts are not currently supportable through contracts or other agreements in place.

(1)
The following table presents a summary of pro forma adjustments related to the Mergers (in thousands):

	Nine Months Ended September 30, 2016							Year Ended December 31, 2015
	Colony		NSAM		NRF		Total	Colony		NSAM		NRF		Total
Pro Forma Adjustments to Revenues
Fee income	$—		$(139,955)	(i)	$—		$(139,955)	$—		$(198,695)	(i)	$—		$(198,695)

Other income														—
Dividend income	$—		$(3,256)	(ii)	$—		$(3,256)	$—		$—		$—		$—
Loan origination fee	—		—		(843)	(iv)	(843)	—		—		(2,995)	(iv)	(2,995)
Reimbursement between NSAM and managed companies	—		24,229	(iii)	—		24,229	—		39,479	(iii)	—		39,479

Total other income	$—		$20,973		$(843)		$20,130	$—		$39,479		$(2,995)		$36,484

Pro Forma Adjustments to Expenses														—
Management fee	$—		$—		$(139,955)	(i)	$(139,955)	$—		$—		$(198,695)	(i)	$(198,695)

Transaction costs	$(11,345)	(ix)	$(24,431)	(ix)	$(10,338)	(ix)	$(46,114)	$—		$—		$—		$—

Compensation costs														—
Reimbursement between NSAM and managed companies	$—		$19,383	(iii)	$—		$19,383	$—		$31,583	(iii)	$—		$31,583
Cash compensation	—		(11,595)	(v)	(186)	(v)	(11,781)	—		(45,353)	(v)	(499)	(v)	(45,852)
Equity-based compensation expense	(815)	(vi)	(11,746)	(v)	(4,256)	(v)	(16,817)	(1,726)	(vi)	55,127	(v)(vii)	(20,392)	(v)	33,009

Total compensation costs(viii)	$(815)		$(3,958)		$(4,442)		$(9,215)	$(1,726)		$41,357		$(20,891)		$18,740

Other general and administrative expenses														—
Loan origination fee	$—		$(843)	(iv)	$—		$(843)	$—		$(2,995)	(iv)	$—		$(2,995)
Reimbursement between NSAM and managed companies	—		4,846	(iii)	—		4,846	—		7,896	(iii)	—		7,896

Total other general and administrative expenses	$—		$4,003		$—		$4,003	$—		$4,901		$—		$4,901

(i)
Represents elimination of the management fee income (expense) between NSAM and NRF, respectively.

(ii)
Represents elimination of dividend income NSAM received from its ownership of NRF common stock for the nine months ended September 30, 2016. NSAM did not earn any dividend income for the year ended December 31, 2015.

(iii)
Represents reclassification of reimbursable expenses incurred on behalf of NSAM's managed companies (excluding amounts allocated to NRF which do not result in an adjustment).

(iv)
Represents elimination of loan origination fees from NSAM to NRF.

(v)
Includes an adjustment to eliminate cash and equity-based compensation related to arrangements entered into by the NSAM executive officers in connection with the Mergers. The nine months ended September 30, 2016 does not adjust to eliminate the historical cash and equity-based compensation related to Messrs. Hamamoto and Gilbert who will remain at Colony NorthStar, and therefore, their historical cash and equity-based compensation will have a continuing impact on Colony NorthStar. Messrs. Hamamoto and Gilbert are expected to enter into new employment arrangements prior to the Mergers. Their historical cash and equity-based compensation may not be indicative of any future cash and equity-based compensation.

(vi)
Represents an adjustment to recognize equity-based compensation expense on outstanding Colony equity awards at their remeasured fair value.

(vii)
Includes the amortization of $97.3 million of equity-based compensation related to NSAM executive restricted stock units, which we refer to as RSUs, which will vest one year from issuance. This amount was determined using the November 9, 2016 closing price of NSAM common stock multiplied by the maximum number of RSUs to be issued of 7,977,000; refer to Note G, Pro Forma Shares Outstanding and Earnings Per Share (3).

(viii)
The consolidated pro forma compensation expense of $202.3 million and $270.5 million for the nine months ended September 30, 2016 and year ended December 31, 2015 includes $56.8 million and $126.0 million of equity-based compensation expense, respectively.

(ix)
Represents the elimination of merger-related transaction costs incurred for the nine months ended September 30, 2016.

(2)
The following table summarizes adjustments to interest expense (in thousands):

	Nine Months Ended September 30, 2016				Year Ended December 31, 2015
Adjustments to interest expense:	Colony(i)	NSAM	NRF	Total	Colony(i)	NSAM	NRF	Total
Interest expense on NorthStar corporate borrowings(ii)	$—	$(16,060)	$(16,552)	$(32,612)	$—	$(437)	$(29,519)	$(29,956)
Amortization of deferred financing	—	(4,115)	(2,908)	(7,023)	—	(341)	(5,738)	(6,079)

Total	$—	$(20,175)	$(19,460)	$(39,635)	$—	$(778)	$(35,257)	$(36,035)

(i)
The pro forma adjustments assume no additional borrowing on Colony's credit facility or bridge financing. Refer to Note 4.B, Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet—Merger Adjustments footnote 7 for further information.

(ii)
NorthStar corporate borrowings are expected to be paid off and terminated in connection with the Mergers.
(3)
Represents elimination of historical unrealized losses related to NSAM's ownership of NRF common stock.

(4)
Represents an adjustment to eliminate equity in earnings related to NSAM's interest in Island Hospitality Management Inc. Refer to footnote 2 in Note 4.B, Merger Adjustments—NRF Sales Initiatives, for additional information.

(5)
Represents the income tax effect of pro forma adjustments related to the Mergers, calculated using an estimated 40% effective income tax rate on assets held in taxable REIT subsidiaries.

(6)
Represents an adjustment related to the non-controlling interest partner in the healthcare joint venture.

(7)
The following table summarizes adjustments to non-controlling interests in the operating partnership (in thousands):

Adjustments to non-controlling interests-operating partnership:	Nine Months Ended September 30, 2016	Year Ended December 31, 2015
Allocation to non-controlling interests—Colony NorthStar operating partnership(i)	$(34,623)	$(28,292)
Elimination of NRF operating partnership(ii)	3,537	3,206

Total	$(31,086)	$(25,086)

(i)
Represents an adjustment to allocate the pro forma ownership interest of Colony NorthStar of 5.5%. Refer to Note 4.B, Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet—Merger Adjustments, footnote 10 for additional information.

(ii)
Represents elimination of the non-controlling interests in NRF LP. In connection with the Mergers, NRF LP will merge with NRF, converting non-controlling LTIP unit interests into common stock.

    F.        Fair Value Adjustment

(8)
The following table presents a summary of adjustments related to NRF to amortization of above and below-market leases based on remaining lease terms ranging from one to 29 years (in thousands):

Adjustments to amortization of above/below market leases:	Nine Months Ended September 30, 2016	Year Ended December 31, 2015
Remove historical	$5,016	$11,289
Amortization using preliminary fair value	(21,387)	35,341

Total	$(16,371)	$46,630

(9)
The following table presents a summary of adjustments to interest expense related to the fair value of convertible senior notes, securitization bonds payable and mortgage and other notes payable related to NRF amortized over the respective remaining term of each borrowing (in thousands):

Adjustments to interest expense:	Nine Months Ended September 30, 2016	Year Ended December 31, 2015
Convertible senior notes	$(5)	$(7)
Mortgage and other notes payable	(1,192)	(2,666)

Total	$(1,197)	$(2,673)

(10)
Represents adjustments to amortization of NRF's below-market ground lease and straight-line ground rent of $0.5 million and $0.5 million for the nine months ended September 30, 2016 and year ended December 31, 2015, respectively.

(11)
The following table presents a summary of adjustments to depreciation and amortization based on the historical useful lives for operating real estate and lease and other terms for intangible assets ranging from four to 40 years (in thousands):

	Nine Months Ended September 30, 2016			Year Ended December 31, 2015
Adjustments to depreciation and amortization:	NSAM	NRF	Total	NSAM	NRF	Total
Remove historical	$(7,355)	$(227,181)	$(234,536)	$—	$(308,615)	$(308,615)
Depreciation and amortization using preliminary fair value	57,298	271,859	329,157	76,398	389,402	465,800

Total	$49,943	$44,678	$94,621	$76,398	$80,787	$157,185

(12)
Represents the share of pro forma adjustments to interest and depreciation expenses attributable to non-controlling interests—investments based upon their respective ownership in each venture, as a result of the preliminary fair value adjustments to assets and liabilities.

    G.        Pro Forma Shares Outstanding and Earnings Per Share

        Shares and Units Outstanding

                The following table presents a summary of pro forma shares, OP units and RSUs outstanding at the effective time of the Mergers (in thousands):

	Colony	NSAM	NRF	Total(5)
Shares of Colony NorthStar common stock—pro forma basis(1)	167,053	189,487	198,534	555,074
OP units(2)	30,480	1,790	—	32,270
NSAM executive RSUs(3)	—	7,977	—	7,977
Restricted stock units(4)	—	660	275	935

Total	197,533	199,914	198,809	596,256

(1)
Refer to Note 4.B, Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet—Merger Adjustments, footnote 9. Includes shares of both class A and class B pro forma Colony NorthStar common stock.

(2)
Refer to Note 4.B, Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet—Merger Adjustments, footnote 10.

(3)
The number of RSUs subject to replacement equity awards may vary based on a per share price equal to the greater of $15.00 or the volume weighted average price of a share of Colony NorthStar common stock over the first five trading days immediately following the closing of the Mergers. The maximum number of RSUs to be issued are 7,977,000 with a maximum value of $119.6 million. The above represents the maximum number of NSAM executive RSUs that would be issued; refer to Note E. Merger Adjustments (1)(vii).

(4)
Represents RSU grants to a non-employee of NSAM and NRF.

(5)
Excludes potential shares that may be issued in connection with retention plans or other equity awards issued prior to the Mergers.

    Earnings (Loss) Per Share

                The following table presents pro forma basic and diluted earnings (loss) per share after giving effect to the pro forma adjustments to the unaudited consolidated statements of operations (in thousands, except for per share data):

Pro forma earnings per share:	Nine Months Ended September 30, 2016	Year Ended December 31, 2015
Numerator:
Net income (loss) from continuing operations attributable to common stockholders	$(319,282)	$(127,397)

Denominator:
Weighted average number of shares outstanding—basic	550,078 (1)	548,328 (2)
Weighted average number of shares outstanding—diluted	551,916 (1)	549,781 (2)
Earnings (loss) per share:
Net income (loss) from continuing operations attributable to common stockholders per share—basic	$(0.58)	$(0.23)

Net income (loss) from continuing operations attributable to common stockholders per share—diluted	$(0.58)	$(0.23)

(1)
The following table presents pro forma basic and diluted weighted average shares outstanding for the nine months ended September 30, 2016 (in thousands, except for exchange ratios):

Weighted Average Shares—Basic	Colony	NSAM	NRF	Pro Forma Colony NorthStar
Historical weighted average shares—basic	112,133	183,251	180,803
NSAM executive officers equity-based awards vested upon the Mergers and converted into common stock, net(i)	—	3,593	846
NRF LTIP units converted to common stock(ii)	—	—	1,856
Shares of NRF common stock owned by NSAM	—	—	(2,700)

Adjusted basic weighted average shares of common stock prior to the Mergers	112,133	186,844	180,805
Exchange ratio	1.4663	1.0000	1.0996

Weighted average shares of Colony NorthStar common stock—basic(iii)	164,421	186,844	198,813	550,078

Weighted Average Shares—Dilutive	Colony	NSAM	NRF	Pro Forma Colony NorthStar
Historical weighted average shares—dilutive	112,133	185,083	182,664
NSAM executive officers equity-based awards vested upon the Mergers and converted into common stock, net(i)	—	3,593	846
Shares of NRF common stock owned by NSAM	—	—	(2,700)

Adjusted dilutive weighted average shares of common stock prior to the Mergers	112,133	188,676	180,810
Exchange ratio	1.4663	1.0000	1.0996

Weighted average shares of Colony NorthStar common stock—dilutive(iii)	164,421	188,676	198,819	551,916

(i)
Represents an adjustment related to NSAM and NRF executive equity-based awards that vest upon the Mergers and converted into class A common stock, net of forfeitures, estimated shares withheld for tax and adjustments due to timing. The adjustment assumes such awards convert to common stock on January 1, 2015, the beginning of the earliest period presented. The adjustment related to NSAM includes 3.0 million executive equity-based shares (10.6 million shares issued net of 4.0 million shares forfeited and 3.7 million shares estimated to be retired upon vesting for tax withholding) and 0.6 million shares due to timing. The adjustment related to NRF includes 0.8 million executive equity-based shares

  (2.9 million issued net of 1.1 million shares forfeited and 1.0 million shares estimated to be retired upon vesting for tax withholding) and an immaterial amount due to timing.

(ii)
In connection with the Mergers, NRF LP will be merged into NRF resulting in existing LTIP units to be converted into common stock.

(iii)
Excludes the effect of (a) convertible senior notes that were not dilutive as of September 30, 2016; (b) 8.0 million of NSAM executive RSUs; (c) 2.7 million and 0.5 million shares of NSAM and NRF non-executive RSUs and restricted stock, respectively; (d) 0.7 million and 0.3 million shares of NSAM and NRF RSUs to non-employees, respectively; (e) 0.7 million shares of NSAM restricted stock issued to Townsend Holdings LLC; (f) 2.1 million shares of Colony restricted stock; and (g) potential shares that may be issued in connection with retention plans or other equity awards issued prior to the Mergers.
(2)
The following tables present pro forma basic and diluted weighted average shares outstanding for the year ended December 31, 2015 (in thousands, except for exchange ratios):

Weighted Average Shares—Basic	Colony	NSAM	NRF	Pro Forma Colony NorthStar
Historical weighted average shares—basic	110,931	188,706	174,873
NSAM executive officers equity-based awards vested upon the Mergers and converted into common stock, net(i)	—	4,332	1,155
NRF LTIP units converted to common stock(ii)	—	—	1,856
Shares of NRF common stock owned by NSAM	—	—	(2,700)

Adjusted basic weighted average shares of common stock prior to the Mergers	110,931	193,038	175,184
Exchange ratio	1.4663	1.0000	1.0996

Weighted average shares of Colony NorthStar class A common stock—basic(iii)	162,658	193,038	192,632	548,328

Weighted Average Shares—Dilutive	Colony	NSAM	NRF	Pro Forma Colony NorthStar
Historical weighted average shares—dilutive	110,931	193,119	176,345
NSAM executive officers equity-based awards vested upon the Mergers and converted into common stock, net(i)	—	1,794	1,155
Shares of NRF common stock owned by NSAM	—	—	(2,700)

Adjusted dilutive weighted average shares of common stock prior to the Mergers	110,931	194,913	174,800
Exchange ratio	1.4663	1.0000	1.0996

Weighted average shares of Colony NorthStar common stock—dilutive(iii)	162,658	194,913	192,210	549,781

(i)
Represents NSAM and NRF executive equity-based awards that vest upon the Mergers and converted into common stock, net of forfeitures, estimated shares withheld for tax and adjustments due to timing. The adjustment assumes such awards convert to common stock on January 1, 2015, the beginning of the earliest period presented. The adjustment related to NSAM includes 3.0 million net shares issued, as described in footnote 1(i), and 1.3 million shares due to timing. Diluted shares for the year ended December 31, 2015 also includes an adjustment to exclude 2.6 million shares that were included in the historical dilutive for such period presented. The adjustment related to NRF includes 0.8 million net shares issued, as described in footnote 1(i), and 0.3 million shares due to timing.

(ii)
In connection with the Mergers, NRF LP will be merged into NRF resulting in existing LTIP units converted to common stock.

(iii)
Excludes the effect of: (a) convertible senior notes that were not dilutive as of December 31, 2015; (b) 8.0 million of NSAM executive RSUs; (c) an immaterial amount of NRF and 2.3 million shares of NSAM non-executive RSUs and restricted stock; (d) 0.7 million and 0.3 million of NSAM and NRF RSUs to non-employees, respectively; (e) 1.2 million shares of Colony restricted stock; and (f) potential shares that may be issued in connection with retention plans or other equity awards issued prior to the Mergers.

DESCRIPTION OF COLONY NORTHSTAR CAPITAL STOCK

                The following description of the terms of Colony NorthStar stock is only a summary. For a complete description, refer to the MGCL and forms of the Colony NorthStar charter and bylaws, which are attached as Annex B and Annex C to this joint proxy statement/prospectus and are incorporated herein by reference. This summary is qualified in its entirety by the MGCL and the Colony NorthStar charter and bylaws.

General

                The Colony NorthStar charter provides that Colony NorthStar may issue up to 1,250,000,000 shares of stock, consisting of 949,000,000 shares of Colony NorthStar class A common stock, 1,000,000 shares of Colony NorthStar class B common stock, 50,000,000 shares of Colony NorthStar performance common stock, and up to 250,000,000 shares of Colony NorthStar preferred stock, of which: (i) 2,900,000 shares are classified Colony NorthStar series A preferred stock; (ii) 14,920,000 shares are classified as Colony NorthStar series B preferred stock; (iii) 5,750,000 shares are classified as Colony NorthStar series C preferred stock; (iv) 8,050,000 shares are classified as Colony NorthStar series D preferred stock; (v) 10,350,000 shares are classified as Colony NorthStar series E preferred stock; (vi) 10,400,000 shares are classified as Colony NorthStar series F preferred stock; (vii) 3,450,000 shares are classified as Colony NorthStar series G preferred stock; and (viii) 11,500,000 shares are classified as Colony NorthStar series H preferred stock. Under Maryland law, stockholders of Colony NorthStar generally are not liable for Colony NorthStar's debts or obligations.

Voting Rights of Common Stock

                Subject to the provisions of the Colony NorthStar charter regarding the restrictions on transfer and ownership of shares of Colony NorthStar stock and except as may otherwise be specified in the terms of any class or series of shares of Colony NorthStar common stock or performance common stock, each outstanding share of Colony NorthStar class A common stock entitles the holder to one vote and each outstanding share of Colony NorthStar class B common stock entitles the holder to 36.5 votes on all matters submitted to a vote of stockholders, including the election of directors, and, except as provided with respect to any other class or series of shares of stock, the holders of such shares of Colony NorthStar class A common stock and class B common stock will possess the exclusive voting power and will vote as a single class. There will be no cumulative voting in the election of directors. A nominee for director shall be elected as a director only if such nominee receives the affirmative vote of a majority of the total votes cast for and against such nominee, unless there is a contested election, in which case directors shall be elected by a plurality of votes cast at a meeting. Holders of shares of Colony NorthStar performance common stock are not entitled to vote, except that the consent of the holders of a majority of the shares of Colony NorthStar performance common stock, voting as a separate class, is required for any amendment to the Colony NorthStar charter that would increase or decrease the aggregate number of shares of Colony NorthStar performance common stock, increase or decrease the par value of the shares of Colony NorthStar performance common stock, or alter or change the powers, preferences or special rights of the Colony NorthStar performance common stock.

                Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert into another form of entity, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business unless approved by the affirmative vote of stockholders holding at least two-thirds of the votes entitled to be cast on the matter unless a lesser percentage (but not less than a majority of all the votes entitled to be cast on the matter) is set forth in the corporation's charter. The Colony NorthStar charter provides that these actions (other than amendments to the provisions of the Colony NorthStar charter related to the restrictions on ownership and transfer of shares of Colony NorthStar capital stock and related charter amendments, which each require the affirmative vote of the stockholders entitled to cast not less than two-thirds of all the votes entitled to be cast on the matter) may be taken if declared advisable by a majority of the Colony NorthStar board and approved by the vote of stockholders entitled to cast at least a majority of all the votes entitled to be cast on the matter. However, Maryland law permits a corporation to transfer all or substantially all of its assets without the approval of the stockholders of the corporation to one or more persons if all of the equity interests of the person or persons are owned, directly or indirectly, by the corporation.

Dividends, Liquidation and Other Rights of Common Stock

                Subject to the preferential rights of any other class or series of stock of Colony NorthStar, including Colony NorthStar preferred stock, described below, and subject to the provisions of the Colony NorthStar charter regarding the restrictions on ownership and transfer of shares of Colony NorthStar stock, holders of shares of Colony NorthStar common stock and performance common stock are entitled to receive dividends on such shares of Colony NorthStar stock if, as and when authorized by the Colony NorthStar board, and declared by Colony NorthStar out of assets or funds legally available therefor. Such holders are also entitled to share ratably in the assets of Colony NorthStar legally available for distribution to the stockholders of Colony NorthStar in the event of its liquidation, dissolution or winding up or any distribution of its assets after payment or establishment of reserves or other adequate provision for all debts and liabilities of Colony NorthStar and any class or series of stock with preferential rights related thereto, including Colony NorthStar preferred stock. Under Maryland law, stockholders generally are not liable for the corporation's debts or obligations. If and when the Colony NorthStar board authorizes or declares a dividend or other distribution with respect to Colony NorthStar class A common stock, such authorization or declaration will constitute a simultaneous authorization or declaration of an equivalent dividend or other distribution with respect to each share of Colony NorthStar class B common stock and each share of Colony NorthStar performance common stock; provided, however, that dividends on shares of Colony NorthStar performance common stock may not exceed any dividends declared on shares of Colony NorthStar class A common stock at the time such dividend is made.

                Holders of shares of Colony NorthStar common stock and performance common stock have no preference, conversion (other than as described below with respect to Colony NorthStar class B common stock and performance common stock), exchange, sinking fund or redemption rights, have no preemptive rights to subscribe for any securities of Colony NorthStar and generally have no appraisal rights. Subject to the provisions of the Colony NorthStar charter regarding the restrictions on ownership and transfer of shares of Colony NorthStar capital stock, shares of Colony NorthStar common stock and performance common stock will have equal dividend, liquidation and other rights.

                In the event of any liquidation, dissolution or winding up of Colony NorthStar or any distribution of the assets of Colony NorthStar, each holder of Colony NorthStar common stock will be entitled to participate, together with any other class of stock not having a preference over Colony NorthStar common stock, in the distribution of any remaining assets after payment of Colony NorthStar's debts and liabilities and distributions to holders of shares having a preference over Colony NorthStar common stock.

Power to Reclassify Unissued Shares of Colony NorthStar Capital Stock

                The Colony NorthStar charter authorizes the Colony NorthStar board to classify and reclassify any unissued shares of Colony NorthStar common stock or Colony NorthStar preferred stock into other classes or series of shares of Colony NorthStar common stock or Colony NorthStar preferred stock and to establish the number of shares in each class or series and to set the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption for each such class or series. As a result, subject to any preferences on the Colony NorthStar preferred stock, following the closing of the Mergers, the Colony NorthStar board could authorize the issuance of a new series or class of shares of preferred stock that have priority over the Colony NorthStar common stock with respect to dividends, distributions and rights upon liquidation and with other terms and conditions that could have the effect of delaying, deterring or preventing a transaction or a change in control that might involve a premium price for holders of shares of Colony NorthStar common stock or otherwise might be in their best interest.

Power to Issue Additional Shares of Colony NorthStar Capital Stock

                Colony NorthStar believes that the power of the Colony NorthStar board to issue additional authorized but unissued shares of Colony NorthStar capital stock and to classify or reclassify unissued shares of Colony NorthStar capital stock and thereafter to cause to issue such classified or reclassified shares of Colony NorthStar capital stock will provide Colony NorthStar with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs that might arise. The additional classes or series will be available for issuance without further action by the stockholders of Colony NorthStar, unless such action is required by applicable law or the rules of any stock exchange or automated quotation system on which Colony NorthStar's securities may be listed or traded. Although the Colony NorthStar board does not intend to do so, it could authorize Colony NorthStar to issue a class or series that could, depending upon the terms of the particular class or series, delay, defer or prevent a transaction or a change in control of Colony NorthStar that might involve a premium price for holders of shares of Colony NorthStar capital stock or otherwise be in the best interest of the stockholders of Colony NorthStar.

Dissenters' Rights

                The dissenters' rights of Colony NorthStar stockholders are governed in accordance with the MGCL. The MGCL provides that a dissenting or objecting stockholder has the right to demand and receive payment of the fair value of the stockholder's stock from a successor corporation if: (i) the corporation consolidates or merges with another corporation; (ii) the corporation's stock is to be acquired in a share exchange; (iii) the corporation transfers all or substantially all of its assets in a transaction requiring approval of the corporation's stockholders; (iv) the corporation amends its charter in a way which alters the contract rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the stockholder's rights, unless the right to do so is reserved in the charter of the corporation; (v) the transaction is subject to certain provisions of the Maryland Business Combination Act; or (vi) the corporation is being converted to a different corporate form.

                The MGCL provides that, subject to a limited exception, a stockholder may not demand the fair value of the stockholder's stock and is bound by the terms of the transaction if, among other things, the stock is listed on a national securities exchange on the record date for determining stockholders entitled to vote on the matter. Holders of shares of Colony NorthStar common stock and performance common stock shall be entitled to exercise the rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute. In addition to the statutory rights of objecting stockholders and notwithstanding the limitations on exercising the rights of an objecting stockholder when the stock is listed on a national securities exchange, a holder of shares of Colony NorthStar class A common stock or Colony NorthStar class B common stock shall have the additional right, pursuant to the Colony NorthStar charter, to demand and receive payment of the fair value of such stockholder's shares of Colony NorthStar common stock in any merger, consolidation or statutory share exchange if the holder is required by the terms of an agreement or plan of merger, consolidation or statutory share exchange to accept for such shares anything except:

  •
  shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

  •
  shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

  •
  cash in lieu of fractional shares or fractional depository receipts described in subsections (a) and (b) of Section 5.10 of the Colony NorthStar charter; or

  •
  any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in subsections (a), (b) and (c) of Section 5.10 of the Colony NorthStar charter.

                Holders of shares of Colony NorthStar class A common stock or Colony NorthStar class B common stock exercising the rights of an objecting stockholder provided in the Colony NorthStar charter must comply with the requirements to properly exercise such rights set forth in Title 3, Subtitle 2 of the MGCL to the same extent as if they were exercising the rights of objecting stockholders provided for in Title 3, Subtitle 2 of the MGCL or any successor statute.

Conversion of Colony NorthStar Class B Common Stock

                Subject to the provisions of the Colony NorthStar charter regarding the restrictions on transfer and ownership of shares of Colony NorthStar capital stock, each share of Colony NorthStar class B common stock will convert automatically:

  •
  into one fully paid and non-assessable share of Colony NorthStar class A common stock, if Mr. Barrack or any of his family members (or trusts for the benefit of his family members) directly or indirectly transfers beneficial ownership of Colony NorthStar class B common stock other than among each other, for each share of Colony NorthStar class B common stock so transferred; and

  •
  into one fully paid and non-assessable share of Colony NorthStar class A common stock for every group of between one and 35.5 Colony OP units (as defined below) involved in such transfer or cessation if Mr. Barrack directly or indirectly transfers beneficial ownership of any membership units in Colony OP, which we refer to as Colony OP units, directly or indirectly held by him, other than to a "Qualified Transferee" (as defined below), directly or indirectly transfers beneficial ownership of OP units directly or indirectly held by it other than to Mr. Barrack or to another Qualified Transferee, or a Qualified Transferee that beneficially owns OP units ceases at any time to continue to be a "Qualified Transferee" (including, without limitation, the failure of a Qualified Transferee that is an executive of Colony NorthStar to be employed by Colony NorthStar or as the result of a divorce or annulment).

                "Qualified Transferee" means Colony Capital, LLC and Colony Capital Holdings, LLC and any member or interest holder of CCH Management Partners I, LLC, CCH Management Partners II, LLC, Colony Capital, LLC or Colony Capital Holdings, LLC for so long as any such person remains employed by Colony NorthStar or its affiliates, any family member or affiliate of such persons or any person controlled by any combination of one or more of such persons or their family members. None of Colony NorthStar, Colony NorthStar's operating partnership, which the Companies currently expect to be Colony OP, or a charitable trustee to whom shares are transferred pursuant to the ownership and transfer restrictions under the Colony NorthStar charter will be a Qualified Transferee. The purpose of this automatic conversion feature is to ensure that the holders of Colony NorthStar class B common stock do not at any time have votes in excess of the number of Colony OP units then held by them (or the other permitted holders described above); to the extent that a share of Colony NorthStar class B common stock or any group of up to 35.5 Colony OP units is transferred or ceases to be held by a permitted holder, a share of Colony NorthStar class B common stock will convert into one share of Colony NorthStar class A common stock, thereafter carrying only one vote.

                Each holder of Colony NorthStar class B common stock will have the right, at the holder's option at any time and from time to time, to convert all or a portion of such holder's Colony NorthStar class B common stock into an equal number of fully paid and nonassessable shares of Colony NorthStar class A common stock by delivering the certificates (if any) representing the shares of Colony NorthStar class B common stock to be converted, duly endorsed for transfer, together with a written conversion notice to the transfer agent for Colony NorthStar class B common stock (or if there is no transfer agent, to Colony NorthStar).

Conversion of Colony NorthStar Performance Common Stock

                Shares of Colony NorthStar performance common stock will convert automatically to Colony NorthStar class A common stock upon vesting under the terms of the particular award agreement set forth by the Colony NorthStar board or the board of directors of any predecessor (including the NSAM board). Colony NorthStar performance common stock will not be listed or traded on any securities exchange.

                Colony NorthStar performance common stock is substantially the same to Colony NorthStar class A common stock, except as described above.

Preferred Stock

                Colony NorthStar series A and series B preferred stock, which we refer to, collectively, as the series A/B preferred stock, Colony NorthStar series C, series D and series E preferred stock, which we refer to, collectively, as the series C/D/E preferred stock, and Colony NorthStar series F, series G and series H preferred stock, which we refer to, collectively, as the series F/G/H preferred stock, rank senior to Colony NorthStar common stock, Colony NorthStar performance common stock and any other class or series of stock that ranks junior to the Colony NorthStar preferred stock as to the payment of dividends or amounts upon liquidation, dissolution or winding up of Colony NorthStar, which we refer to, collectively, as the junior shares. While any shares of Colony NorthStar preferred stock are outstanding, Colony NorthStar may not authorize or create any class or series of capital stock that ranks senior to the Colony NorthStar preferred stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up without the consent of the holders of two-thirds of the votes entitled to be cast by the holders of Colony NorthStar preferred stock, voting together as a single class with the holders of any other series of preferred stock ranking on parity with the Colony NorthStar preferred stock with respect to the payment of dividends and amounts upon liquidation, dissolution or winding up of Colony NorthStar. We refer to such other series of preferred stock as parity shares and such parity shares having like voting rights as preferred voting shares. However, Colony NorthStar may create additional classes or series of stock, amend the Colony NorthStar charter to increase the authorized number of shares of preferred stock or issue series of parity shares or preferred shares without the consent of any holder of Colony NorthStar preferred stock.

Dividends

                Holders of Colony NorthStar preferred stock will be entitled to receive, when, as and if authorized by the Colony NorthStar board, and declared by them out of assets legally available for payment, cumulative cash dividends at the applicable stated rate. The stated rate for the Colony NorthStar series A preferred stock is 8.75% of the $25 liquidation preference per share, or $2.1875 per share, per annum; the stated rate for the Colony NorthStar series B preferred stock is 8.25% of the $25 liquidation preference per share, or $2.0625 per share, per annum; the stated rate for the Colony NorthStar series C preferred stock is 8.875% of the $25 liquidation preference per share, or $2.21875 per share, per annum; the stated rate for the Colony NorthStar series D preferred stock is 8.500% of the $25 liquidation preference per share, or $2.125 per share, per annum; the stated rate for the Colony NorthStar series E preferred stock is 8.75% of the $25 liquidation preference per share, or $2.1875 per share, per annum; the stated rate for the Colony NorthStar series F preferred stock is 8.50% of the $25 liquidation preference per share, or $2.125 per share, per annum; the stated rate for the Colony NorthStar series G preferred stock is 7.50% of the $25 liquidation preference per share, or $1.875 per share, per annum; and the stated rate for the Colony NorthStar series H preferred stock is 7.125% of the $25 liquidation preference per share, or $1.78125 per share, per annum.

                As used in this description of Colony NorthStar preferred stock: (i) the term "dividend" does not include dividends payable solely in shares of junior shares or in options, warrants or rights to subscribe for or purchase any junior shares; and (ii) "Business Day" has the meaning provided for in the exhibits to the Colony NorthStar charter classifying and designating relevant series of Colony NorthStar preferred stock.

Series A/B Preferred Stock

                Dividends on each share of series A/B preferred stock offered hereby will be cumulative from, and including, the last dividend payment date for which the NRF series A and series B preferred stock have been or will be paid a dividend and are payable quarterly in arrears on the 15th of each February, May, August and November, each a dividend payment date, at the applicable annual rate; provided, however, that if any dividend payment date falls on any day other than a Business Day, the dividend due on such dividend payment date will be paid on the first business day immediately following such dividend payment date. Each dividend is payable to holders of record as they appear on Colony NorthStar's stock records at the close of business on the record date, not exceeding 30 days preceding the dividend payment dates thereof as fixed by the Colony NorthStar board. Dividends are cumulative from the most recent dividend payment date to which dividends have been paid, whether or not in any dividend period or periods there must be assets of Colony NorthStar legally available for the payment of such dividends. Accumulations of dividends on the series A/B preferred stock will not bear interest. Dividends payable on the series A/B preferred stock for any period greater or less than a full dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends payable on the series A/B preferred stock for each full dividend period will be computed by dividing the annual dividend rate by four.

                No dividend will be declared or paid on any shares of Colony NorthStar preferred stock or parity shares unless full cumulative dividends have been declared and paid or are contemporaneously declared and funds sufficient for payment set aside on the series A/B preferred stock for all prior dividend periods; provided, however, that if accrued dividends on the series A/B preferred stock for all prior dividend periods have not been paid in full or a sum sufficient for such payment is not set apart, then any dividend declared on the series A/B preferred stock for any dividend period and on the series C/D/E preferred stock, series F/G/H preferred stock and any parity shares will be declared ratably in proportion to accrued and unpaid dividends on the series A/B preferred stock and such series C/D/E preferred stock, series F/G/H preferred stock and any parity shares.

                Colony NorthStar will not: (i) declare, pay or set apart funds for the payment of any dividend or other distribution with respect to any junior shares (other than in shares of junior shares); or (ii) redeem, purchase or otherwise acquire for consideration any junior shares through a sinking fund or otherwise (other than a redemption or purchase or other acquisition of junior shares made for purposes of an employee incentive or benefit plan of Colony NorthStar or any subsidiary, or a conversion into or exchange for junior shares or redemptions for the purpose of preserving Colony NorthStar's qualification as a REIT), unless all cumulative dividends with respect to Colony NorthStar preferred stock and any parity shares at the time such dividends are payable have been paid or funds have been set apart for payment of such dividends for all past dividend periods.

                For purposes of the series A/B preferred stock, a "series A/B change of control" is deemed to have occurred at such time as: (i) the date a "person" or "group" (within the meaning of Sections 13(d) and 14(d) of the Exchange Act) becomes the ultimate "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person or group is deemed to have beneficial ownership of all shares of voting stock that such person or group has the right to acquire regardless of when such right is first exercisable), directly or indirectly, of voting stock representing more than 50% of the total voting power of the total voting stock of Colony NorthStar; (ii) the date Colony NorthStar sells, transfers or otherwise disposes of all or substantially all of its assets; or (iii) the date of consummation of a merger or share exchange with another entity where Colony NorthStar stockholders immediately prior to the merger or share exchange would not beneficially own, immediately after the merger or share exchange, shares representing 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate group vote) to which all stockholders of the corporation issuing cash or securities in the merger or share exchange would be entitled to vote in the election of directors, or where members of the Colony NorthStar board immediately prior to the merger or share exchange would not immediately after the merger or share exchange constitute a majority of the board of directors of the corporation issuing cash or securities in the merger or share exchange. In this description of Colony NorthStar preferred stock we refer to stock of any class or kind having the power to vote generally in the election of directors as voting stock.

                If following a series A/B change of control, the Colony NorthStar series A or series B preferred stock, as the case may be, is not listed on the NYSE or the NYSE MKT or quoted on NASDAQ, holders of the Colony NorthStar series A or series B preferred stock, as the case may be, will be entitled to receive, when and as authorized by the Colony NorthStar board and declared by Colony NorthStar, out of assets legally available for the payment of dividends, cumulative cash dividends at an increased rate from, but excluding, the first date on which both the series A/B change of control has occurred and the applicable series of Colony NorthStar preferred stock is not so listed or quoted. The increased rate will apply for as long as the Colony NorthStar series A or series B preferred stock, as the case may be, is not so listed or quoted. The increased rate for the Colony NorthStar series A preferred stock is 9.75% of the $25 liquidation preference per share, or $2.4375 per share, per annum, and the increased rate for the Colony NorthStar series B preferred stock is 9.25% of the $25 liquidation preference per share, or $2.3125 per share, per annum.

Series C/D/E Preferred Stock

                Dividends on each share of series C/D/E preferred stock offered hereby will be cumulative from, and including, the last dividend payment date for which the NRF series C, series D and series E preferred stock have been or will be paid a dividend. Dividends on the series C/D/E preferred stock are payable quarterly in arrears on the 15th of each February, May, August and November, each a dividend payment date, at the applicable annual rate; provided, however, that if any dividend payment date falls on any day other than a Business Day, the dividend due on such dividend payment date will be paid on the first Business Day immediately following such dividend payment date without any adjustment to the amount of the dividend due on that dividend payment date on account of such delay. Each dividend is payable to holders of record as they appear on Colony NorthStar's stock records at the close of business on the record date, not exceeding 30 days preceding the applicable dividend payment date, as fixed by the Colony NorthStar board. Dividends are cumulative from, and including, the most recent dividend payment date to which dividends have been paid, whether or not in any dividend period or periods there must be assets of Colony NorthStar legally available for the payment of such dividends. Accumulations of dividends on the series C/D/E preferred stock will not bear interest. Dividends payable on the series C/D/E preferred stock for any period greater or less than a full dividend period will be computed on the basis of a 360-day year consisting of twelve 30 day months. Dividends payable on the series C/D/E preferred stock for each full dividend period will be computed by dividing the annual dividend rate by four.

                No dividend will be declared or paid on any shares of Colony NorthStar preferred stock or parity shares unless full cumulative dividends have been declared and paid or are contemporaneously declared and funds sufficient for payment set apart on the series C/D/E preferred stock for all prior dividend periods; provided, however, that if accrued dividends on the series C/D/E preferred stock for all prior dividend periods have not been paid in full or a sum sufficient for such payment is not set apart, then any dividend declared on the series C/D/E preferred stock for any dividend period and on the series A/B preferred stock, the series F/G/H preferred stock and any parity shares will be declared ratably in proportion to accrued and unpaid dividends on the series C/D/E preferred stock and such series A/B preferred stock, the series F/G/H preferred stock and any parity shares.

                Colony NorthStar will not: (i) declare, pay or set apart funds for the payment of any dividend or other distribution with respect to any junior shares (other than in shares of, or options, warrants or rights to subscribe for or purchase shares of, junior shares); or (ii) redeem, purchase or otherwise acquire for consideration any junior shares (other than (A) a redemption, purchase or other acquisition of Colony NorthStar common stock made for purposes of and in compliance with requirements of an employee incentive or benefit plan of Colony NorthStar or any subsidiary; (B) pursuant to ownership and transfer provisions of the Colony NorthStar charter related to preserving the REIT qualification of Colony NorthStar; (C) as a result of a reclassification of such junior shares for or into other junior shares; or (D) the purchase of fractional interests in junior shares pursuant to the conversion or exchange provisions of any securities convertible into or exchangeable for such junior shares), for any consideration (or any monies to be paid to or made available for a sinking fund for the redemption of any such shares) by Colony NorthStar, directly or indirectly (except by conversion into or exchange for junior shares), unless in each case the full cumulative dividends on all outstanding of Colony NorthStar preferred stock and any parity shares will have been paid or set apart for payment for all past dividend periods.

                Holders of series C/D/E preferred stock will not be entitled to receive any increased rate of dividend upon a change of control of Colony NorthStar.

Series F/G/H Preferred Stock

                Dividends on each share of series F/G/H preferred stock will be cumulative from, and including, the last dividend payment date for which the Colony series A, series B and series C preferred stock have been or will be paid a dividend and are payable quarterly in arrears on the 15th day of each January, April, July and October, each a dividend payment date, at the applicable annual rate; provided, however, that if any dividend payment date falls on any day other than a Business Day, the dividend due on such dividend payment date will be paid on the first Business Day immediately following such dividend payment date. Each dividend is payable to holders of record as they appear on Colony NorthStar's stock records at the close of business on the record date, not exceeding 30 days preceding the payment dates thereof as fixed by the Colony NorthStar board. Dividends are cumulative from the most recent dividend payment date to which dividends have been paid, whether or not in any dividend period or periods there must be funds legally available for the payment of such dividends. Accumulations of dividends on series F/G/H preferred stock will not bear interest and holders of series F/G/H preferred stock will not be entitled to any dividends in excess of full cumulative dividends. Dividends payable on series F/G/H preferred stock for any period greater or less than a full dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends payable on series F/G/H preferred stock for each full dividend period will be computed by dividing the annual dividend rate by four.

                No dividend will be declared or paid on any on any shares of Colony NorthStar preferred stock or parity shares unless full cumulative dividends have been declared and paid or are contemporaneously declared and funds sufficient for payment set apart on the series F/G/H preferred stock for all prior dividend periods; provided, however, that if accrued dividends on series F/G/H preferred stock for all prior dividend periods have not been paid in full or a sum sufficient for such payment is not set apart, then any dividend declared on series F/G/H preferred stock for any dividend period and on the series A/B preferred stock, the series C/D/E preferred stock and any parity shares will be declared ratably in proportion to accrued and unpaid dividends on the series F/G/H preferred stock and such series A/B preferred stock, the series F/G/H preferred stock and any parity shares. All of Colony NorthStar's dividends on series F/G/H preferred stock, including any capital gain dividends, will be credited first to the earliest accrued and unpaid dividend.

                Colony NorthStar will not: (i) declare, pay or set apart funds for the payment of any dividend or other distribution with respect to any junior shares (other than in shares of junior shares); or (ii) redeem, purchase or otherwise acquire for consideration any junior shares through a sinking fund or otherwise (other than a redemption or purchase or other acquisition of junior shares made for purposes of an employee incentive or benefit plan of Colony NorthStar or any subsidiary, or a conversion into or exchange for junior shares or redemptions for the purpose of preserving Colony NorthStar's qualification as a REIT), unless all cumulative dividends with respect to Colony NorthStar preferred stock and any parity shares at the time such dividends are payable have been paid or funds have been set apart for payment for all past dividend periods.

Special Optional Redemption

Series A/B Preferred Stock

                If at any time following a "series A/B change of control" (as defined above in the section entitled "—Preferred Stock—Dividends—Series A/B Preferred Stock"), the Colony NorthStar series A or series B preferred stock, as the case may be, is not listed on the NYSE or the NYSE MKT or quoted on NASDAQ, Colony NorthStar will have the option to redeem the Colony NorthStar series A or series B preferred stock, as applicable, in whole but not in part, within 90 days after the first date on which both the series A/B change of control has occurred and the Colony NorthStar series A or series B preferred stock, as the case may be, is not so listed or quoted, for cash at $25.00 per share plus accrued and unpaid dividends (whether or not declared).

Series C/D/E Preferred Stock

                Upon the occurrence of a series C/D/E change of control (as defined below), Colony NorthStar may, at its option, redeem the Colony NorthStar series C, series D or series E preferred stock, as the case may be, in whole, at any time, or in part, from time to time, within 120 days after the first date on which such series C/D/E change of control occurred, for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends thereon (whether or not declared) to, but not including, the redemption date (unless the redemption date is after a dividend payment record date and prior to the corresponding dividend payment date, in which case no additional amount for such accrued and unpaid dividends will be included in the redemption price).

                If, prior to the series C/D/E change of control conversion date (as defined below), Colony NorthStar has provided notice of its election to redeem some or all of the shares of Colony NorthStar series C, series D or series E preferred stock, as the case may be (whether pursuant to the optional redemption right described below or this special optional redemption right), the holders of Colony NorthStar series C, series D or series E preferred stock, as the case may be, will not have the conversion right described below with respect to the shares of Colony NorthStar series C, series D or series E preferred stock, as the case may be, called for redemption.

                A "series C/D/E change of control" is deemed to occur when, after the issuance of the Colony NorthStar series C, series D or series E preferred stock, as the case may be, the following have occurred:

  •
  either: (i) a "person," including any syndicate or group deemed to be a person within the meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange Act, becomes the ultimate "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person or group will be deemed to have beneficial ownership of all shares of voting stock that such person or group has the right to acquire regardless of when such right is first exercisable), directly or indirectly, of voting stock representing more than 50% of the total voting power of Colony NorthStar's total voting stock; or (ii) the consummation of a merger or share exchange of Colony NorthStar with another entity where Colony NorthStar stockholders immediately prior to the merger or share exchange would not beneficially own, immediately after the merger or share exchange, shares representing 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate group vote) to which all stockholders of the corporation issuing cash or securities in the merger or share exchange would be entitled in the election of directors, or where members of the Colony NorthStar board immediately prior to the merger or share exchange would not immediately after the merger or share exchange constitute a majority of the board of directors of the corporation issuing cash or securities in the merger or share exchange; and

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  following the closing of any transaction referred to in bullet point above, neither Colony NorthStar nor the acquiring or surviving entity has a class of common equity securities (or American Depositary Receipts representing such securities) listed on the NYSE, the NYSE MKT or the NASDAQ Stock Market, or listed or quoted on an exchange or quotation system that is a successor to any such securities exchange.

Series F/G/H Preferred Stock

                Upon the occurrence of a series F/G/H change of control (as defined below), Colony NorthStar will have the option to redeem the Colony NorthStar series F, series G or series H preferred stock, as the case may be, in whole, at any time, or in part, from time to time, within 120 days after the date on which such series F/G/H change of control has occurred for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends (whether or not declared) to, but not including, the redemption date. If Colony NorthStar exercises its special optional redemption right in connection with a series F/G/H change of control, holders of series F/G/H preferred stock, as the case may be, will not have the series F/G/H change of control conversion right described below with respect to the shares of Colony NorthStar series F, series G or series H preferred stock, as the case may be, called for redemption.

                A "series F/G/H change of control" will be deemed to have occurred at such time after the original issuance of the Colony NorthStar series F, series G or series H preferred stock, as the case may be, when the following has occurred:

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  the acquisition by any person, including any syndicate or group deemed to be a "person" under Section 13(d)(3) of the Exchange Act, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, Mergers or other acquisition transactions of shares of Colony NorthStar entitling that person to exercise more than 50% of the total voting power of all shares of Colony NorthStar entitled to vote generally in elections of directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

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  following the closing of any transaction referred to in the bullet point above, neither Colony NorthStar nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts representing such securities representing such securities) listed on the NYSE, the NYSE Amex Equities, or NYSE Amex, or NASDAQ, or listed on an exchange that is a successor to the NYSE, NYSE Amex or NASDAQ.

    Optional Redemption

                Colony NorthStar may not redeem the Colony NorthStar preferred stock prior to five years from the date of the original issuance of the applicable series of Colony preferred stock or NRF preferred stock, which, for the Colony NorthStar series A preferred stock, such five year period ended on September 14, 2011; for the Colony NorthStar series B preferred stock, such five year period ended on February 7, 2012; for the Colony NorthStar series C preferred stock, such five year period will end on October 11, 2017; for the Colony NorthStar series D preferred stock, such five year period will end on April 10, 2018; for the Colony NorthStar series E preferred stock, such five year period will end on May 15, 2019; for the Colony NorthStar series F preferred stock, such five year period will end on March 20, 2017; for the Colony NorthStar series G preferred stock, such five year period will end on June 19, 2019; and for the Colony NorthStar series H preferred stock, such five year period will end on April 13, 2020, except in certain circumstances relating to the ownership limitation necessary to preserve Colony NorthStar's qualification as a REIT or pursuant to the special optional redemption right, as described below. On or after five years from the date of the original issuance of the applicable series of Colony preferred stock or NRF preferred stock described in this paragraph, Colony NorthStar may, at its option, upon not less than 30 days' nor more than 60 days' written notice with respect to the series A/B preferred stock or the series F/G/H preferred stock, or upon not less than 30 days' nor more than 90 days' written notice with respect to the series C/D/E preferred stock, redeem the Colony NorthStar preferred stock, in whole or in part, at any time or from time to time, for cash at a redemption price of $25.00 per share, plus all accrued and unpaid dividends thereon to the date fixed for redemption, without interest.

    Redemption Procedures

                A notice of redemption (which may be contingent on the occurrence of a future event) or, with respect to series F/G/H preferred stock only, a notice of special optional redemption, will be mailed, postage prepaid, not less than 30 days nor more than 60 (or, with respect to the series C/D/E preferred stock, more than 90) days prior to the redemption date, addressed to the respective holders of record of the applicable series of Colony NorthStar preferred stock at their respective addresses as they appear on Colony NorthStar's share transfer records. A failure to give such notice or any defect in the notice or in its mailing will not affect the validity of the proceedings for the redemption of any shares of Colony NorthStar preferred stock except as to the holder to whom notice was defective or not given (unless, solely in connection with either a series C/D/E change of control such holder elects to tender such holders' shares). Each notice will state:

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  the redemption date;

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  the redemption price;

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  the number of shares of Colony NorthStar preferred stock of the applicable series to be redeemed;

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  the place or places where the certificates, if any, representing the shares of Colony NorthStar preferred stock are to be surrendered for payment of the redemption price;

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  that distributions on the shares to be redeemed will cease to accrue on such redemption date;

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  that, if applicable, with respect to series F/G/H preferred stock only, the shares of Colony NorthStar series F, series G or series H preferred stock, as the case may be, are being redeemed pursuant to the special optional redemption right in connection with the occurrence of a series F/G/H change of control and a brief description of the transaction or transactions constituting such series F/G/H change of control; and

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  if such redemption is being made in connection with a series C/D/E change of control or a series F/G/H change of control, that holders of the shares of Colony NorthStar series C, series D, series E, series F, series G or series H preferred stock, as the case may be, being so called for redemption will not be able to tender such shares, as the case may be, for conversion in connection with the series C/D/E change of control or series F/G/H change of control (as applicable), and that each share of Colony NorthStar series C, series D, series E, series F, series G or series H preferred stock, as the case may be, tendered for conversion that is called, prior to the series C/D/E change of control conversion date or the series F/G/H change of control conversion date (as applicable), for redemption will be redeemed on the related redemption date instead of converted on the series C/D/E change of control conversion date or the series F/G/H change of control conversion date (as applicable).

                Notwithstanding the foregoing, no notice of redemption will be required with respect to any shares of series C/D/E preferred stock where Colony NorthStar elects to redeem series C/D/E preferred stock to preserve its REIT qualification for U.S. federal income tax purposes.

                If fewer than all the shares of Colony NorthStar preferred stock of the applicable series held by any holder are to be redeemed, the notice mailed to such holder will also specify the number of shares of Colony NorthStar preferred stock of the applicable series to be redeemed from such holder. If fewer than all of the outstanding shares of Colony NorthStar preferred stock of the applicable series are to be redeemed, the shares to be redeemed must be selected by lot or pro rata or, other than with respect to the Colony NorthStar series E preferred stock, by any other method determined by Colony NorthStar in its sole discretion to be equitable.

                On the redemption date, Colony NorthStar must pay on each share of Colony NorthStar preferred stock of the applicable series to be redeemed any accrued and unpaid dividends, in arrears, for any dividend period ending on or prior (and in the case of series A/B preferred stock, up to) the redemption date. In the case of a redemption date falling after a dividend payment record date and prior to the related payment date, the holders of shares of Colony NorthStar preferred stock of the applicable series at the close of business on such record date will be entitled to receive the dividend payable on such shares on the corresponding dividend payment date, notwithstanding the redemption of such shares prior to such dividend payment date. Except as provided for in this paragraph, no payment or allowance will be made for accrued dividends on any shares of Colony NorthStar preferred stock called for redemption.

                If full cumulative dividends on any of the Colony NorthStar preferred stock and any parity shares have not been paid or declared and set apart for payment, the Colony NorthStar preferred stock may not be redeemed in part and Colony NorthStar may not purchase, redeem or otherwise acquire the Colony NorthStar preferred stock or any parity shares other than in exchange for junior shares; provided, however, that the foregoing will not prevent the purchase by Colony NorthStar of shares held in excess of the limits in the Colony NorthStar charter in order to ensure that Colony NorthStar continues to meet the requirements for qualification as a REIT.

                On and after the date fixed for redemption, provided that Colony NorthStar has made available at the office of the registrar and transfer agent a sufficient amount of cash to effect the redemption, dividends will cease to accrue on the shares of Colony NorthStar preferred stock of the applicable series called for redemption (except that, in the case of a redemption date after a dividend payment record date and prior to the related payment date, holders of Colony NorthStar preferred stock of the applicable series on the dividend payment record date will be entitled on such dividend payment date to receive the dividend payable on such shares on the corresponding dividend payment date), such shares will no longer be deemed to be outstanding and all rights of the holders of such shares as holders of Colony NorthStar preferred stock of the applicable series will cease except the right to receive the cash payable upon such redemption, without interest from the date of such redemption.

Liquidation Preference

                The holders of Colony NorthStar preferred stock will be entitled to receive in the event of any liquidation, dissolution or winding up of Colony NorthStar, whether voluntary or involuntary, $25.00 per share of Colony NorthStar preferred stock, which we refer to as the Liquidation Preference, plus an amount per share of Colony NorthStar preferred stock equal to all dividends (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution to such holders. The rights of the holders of Colony NorthStar preferred stock to receive the Liquidation Preference will be subject to the rights of the holders of Colony NorthStar debt, holders of any equity securities senior in liquidation preference to the Colony NorthStar preferred stock and the proportionate rights of holders of parity shares or any other capital stock that ranks on parity with the Colony NorthStar preferred stock.

                Until the holders of Colony NorthStar preferred stock have been paid the Liquidation Preference and all accrued and unpaid dividends in full, no payment will be made to any holder of junior shares upon the liquidation, dissolution or winding up of Colony NorthStar. If, upon any liquidation, dissolution or winding up of Colony NorthStar, the assets of Colony NorthStar, or proceeds thereof, distributable among the holders of the Colony NorthStar preferred stock are insufficient to pay in full the Liquidation Preference and all accrued and unpaid dividends and the liquidation preference and all accrued and unpaid dividends with respect to any other shares of parity shares, then such assets, or the proceeds thereof, will be distributed among the holders of Colony NorthStar preferred stock and any such parity shares ratably in accordance with the respective amounts which would be payable on such Colony NorthStar preferred stock and any such parity shares if all amounts payable thereon were paid in full. None of (i) a consolidation or merger of Colony NorthStar with one or more entities; (ii) a statutory share exchange by Colony NorthStar; or (iii) a sale or transfer of all or substantially all of

Colony NorthStar's assets will be considered a liquidation, dissolution or winding up, voluntary or involuntary, of Colony NorthStar.

Voting Rights

                Except as indicated below, the holders of Colony NorthStar preferred stock will have no voting rights.

                As used below in this "Voting Rights" section, we refer to the term parity shares to mean: (i) with respect to the series A/B preferred stock, series C/D/E preferred stock and series F/G/H preferred stock any shares that rank on parity with series A/B preferred stock, series C/D/E preferred stock and series F/G/H preferred stock, as applicable, as to the payment of dividends and amounts upon liquidation, dissolution or winding up of Colony NorthStar; and (ii) with respect to any other voting preferred shares, shares designated as on parity with such shares. With respect to voting, the Colony NorthStar series A, series B, series C, series D, series E, series F, series G and series H preferred stock are parity shares of each other.

                If and whenever six quarterly dividends (whether or not consecutive) payable on the Colony NorthStar preferred stock or any parity shares are in arrears, whether or not earned or declared, the number of members then constituting the Colony NorthStar board will be increased by two and the holders of voting preferred shares, voting together as a single class, will have the right to elect two additional board members, which we refer to as the preferred directors, at an annual meeting of stockholders or a properly called special meeting of the holders of the Colony NorthStar preferred stock and such voting preferred shares and at each subsequent annual meeting of stockholders until all such dividends have been paid and dividends for the then current quarterly period on the Colony NorthStar preferred stock and such voting preferred shares have been paid or declared and set apart for payment. For the avoidance of doubt, in the election of the two preferred directors, any outstanding shares of series A/B preferred stock, series C/D/E preferred stock, series F/G/H preferred stock and other voting preferred shares will vote together as a class, and the affirmative vote of a plurality of the votes cast by holders of outstanding shares of series A/B preferred stock, series C/D/E preferred stock, series F/G/H preferred stock and other voting preferred shares shall be required to elect each preferred director. Whenever all arrears in dividends on the Colony NorthStar preferred stock and the voting preferred shares then outstanding have been paid and full dividends on the Colony NorthStar preferred stock and the voting preferred shares for the then current quarterly dividend period have been paid in full or declared and set apart for payment in full, then the right of the holders of the Colony NorthStar preferred stock and the voting preferred shares to elect two preferred directors will cease, the terms of office of each preferred director will terminate and the number of members of the Colony NorthStar board will be reduced accordingly. However, the right of the holders of the Colony NorthStar preferred stock and the voting preferred shares to elect the additional board members will again vest if and whenever six quarterly dividends are in arrears, as described above. In no event shall the holders of Colony NorthStar preferred stock be entitled pursuant to these voting rights to elect a director that would cause Colony NorthStar to fail to satisfy a requirement relating to director independence of any national securities exchange on which any class or series of its stock is listed.

                The approval of two-thirds of the votes entitled to be cast by the holders of outstanding Colony NorthStar preferred stock and all series of voting preferred shares, acting as a single class regardless of series, either at a meeting of stockholders or by written consent, is required in order: (i) to amend, alter or repeal any provisions of the Colony NorthStar charter, whether by merger, consolidation or otherwise, to affect materially and adversely the voting powers, rights or preferences of the holders of the Colony NorthStar preferred stock or any series of voting preferred shares, unless in connection with any such amendment, alteration or repeal, each share of Colony NorthStar preferred stock remains outstanding without the terms thereof being materially changed in any respect adverse to the holders thereof or is converted into or exchanged for equity interests of the surviving entity having preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption substantially the same as those of the Colony NorthStar preferred stock (provided that if such amendment affects materially and adversely the rights, preferences, privileges or voting powers of one or more but not all of the series of Colony NorthStar preferred stock or voting preferred shares, the consent of the holders of at least two-thirds of the votes entitled to be cast by the holders of all series similarly affected is required in lieu of (or, if such consent is required by law, in addition to) the consent of the holders of two-thirds of the voting preferred shares as a class); or (ii) to authorize, create, or increase the authorized amount of, any class or series of capital stock or any security convertible into shares of any class or series having rights senior to the Colony NorthStar preferred stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up of Colony NorthStar.

Information Rights

Series A/B Preferred Stock and Series C/D/E Preferred Stock

                During any period in which Colony NorthStar is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934 and any shares of series A/B preferred stock or series C/D/E preferred stock are outstanding, Colony NorthStar will: (i) transmit by mail to all holders of series A/B preferred stock and series C/D/E preferred stock, as their names and addresses appear in the Colony NorthStar record books and without cost to such holders, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act; and (ii) promptly, upon request, supply copies of such reports to any prospective holder of series A/B preferred stock or series C/D/E preferred stock Colony NorthStar will mail the information to the holders of series A/B preferred stock and series C/D/E preferred stock within 15 days after the respective dates by which a periodic report on Form 10-K or Form 10-Q, as the case may be, in respect of such information would have been required to be filed with the SEC if Colony NorthStar were subject to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Series F/G/H Preferred Stock

                During any period in which Colony NorthStar is not subject to Section 13 or 15(d) of the Exchange Act and any shares of series F/G/H preferred stock are outstanding, Colony NorthStar will: (i) transmit by mail (or other permissible means under the Exchange Act) to all holders of series F/G/H preferred stock, as their names and addresses appear in the Colony NorthStar record books and without cost to such holders, copies of the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q that Colony NorthStar would have been required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act if Colony NorthStar were subject thereto (other than any exhibits that would have been required); and (ii) promptly, upon request, supply copies of such reports to any prospective holder of series F/G/H preferred stock. Colony NorthStar will mail (or otherwise provide) the information to the holders of series F/G/H preferred stock within 15 days after the respective dates by which a periodic report on Form 10-K or Form 10-Q, as the case may be, in respect of such information would have been required to be filed with the SEC, if Colony NorthStar were subject to Section 13 or 15(d) of the Exchange Act, in each case, based on the dates on which Colony NorthStar would be required to file such periodic reports if Colony NorthStar were a "non-accelerated filer" within the meaning of the Exchange Act.

Conversion Rights of Preferred Stock

Series A/B Preferred Stock

                The outstanding shares of series A/B preferred stock are not convertible into or exchangeable for any other property or securities of Colony NorthStar.

Series C/D/E Preferred Stock

                Upon the occurrence of a series C/D/E change of control, each holder of series C/D/E preferred stock will have the right, subject to Colony NorthStar's election, to redeem the Colony NorthStar series C, series D or series E preferred stock, as the case may be, prior to the series C/D/E change of control conversion date (as defined below), to convert each share of the Colony NorthStar series C, series D or series E preferred stock, as the case may be, held by such holder, which we refer to as the series C/D/E change of control conversion right, on the series C/D/E change of control conversion date into a number of shares of Colony NorthStar class A common stock, which we refer to as the series C/D/E common stock conversion consideration, equal to the lesser of: (i) the quotient obtained by dividing (A) the sum of the $25.00 liquidation preference per share of Colony NorthStar series C, series D or series E preferred stock, as the case may be, plus the amount of any accrued and unpaid dividends thereon to, but not including, the series C/D/E change of control conversion date (unless the series C/D/E change of control conversion date occurs after a dividend payment record date and prior to the corresponding dividend payment date for the Colony NorthStar series C, series D or series E preferred stock, as the case may be, in which case no additional amount for such accrued and unpaid dividends will be included in this sum) by (B) the common stock price (as defined below); and (ii)(A) with respect to the series C preferred stock, 8.4585, which we refer to as the series C share cap; (B) with respect to the series D preferred stock, 5.8241, which we refer to as the series D share cap; and (C) with respect to the series E preferred stock, 3.5403, which we refer to as the series E share cap and, together with the series C share cap and the series D share cap, as the series C/D/E share cap, subject to adjustments to the share cap for any splits, subdivisions or combinations of Colony NorthStar class A common stock. The foregoing share caps will be adjusted in the event that the Colony class A exchange ratio, Colony class B exchange ratio or NRF exchange ratio is adjusted in certain limited circumstances as set forth in the merger agreement.

                Except as otherwise required by law, the persons who are the holders of record of shares of Colony NorthStar series C, series D or series E preferred stock, as the case may be, at the close of business on a dividend payment record date will be entitled to receive the dividend payable on the corresponding dividend payment date notwithstanding the conversion of those shares after such dividend payment record date and on or prior to such dividend payment date and, in such case, the full amount of such dividend will be paid on such dividend payment date to the persons who were the holders of record at the close of business on such dividend payment record date. Except as provided in this paragraph, Colony NorthStar will make no allowance for unpaid dividends that are not in arrears on the shares of Colony NorthStar series C, series D or series E preferred stock, as the case may be, to be converted.

                The series C/D/E share cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a distribution of Colony NorthStar class A common stock to existing holders of Colony NorthStar class A common stock), subdivisions or combinations, in each case which we refer to as a share split, with respect to Colony NorthStar class A common stock as follows: the adjusted share cap as the result of a share split will be the number of shares of Colony NorthStar class A common stock that is equivalent to the product obtained by multiplying (i) the series C/D/E share cap in effect immediately prior to such share split by (ii) a fraction, the numerator of which is the number of shares of Colony NorthStar class A common stock outstanding immediately after giving effect to such share split and the denominator of which is the number of shares of Colony NorthStar class A common stock outstanding immediately prior to such share split.

                For the avoidance of doubt, subject to the immediately succeeding sentence, the aggregate number of shares of Colony NorthStar class A common stock (or equivalent series C/D/E alternative conversion consideration (as defined below), as applicable) issuable or deliverable, as applicable, in connection with the exercise of the series C/D/E change of control conversion right will not exceed the product of the series C/D/E share cap times the aggregate number of shares of Colony NorthStar series C, series D or series E preferred stock, as the case may be, issued and outstanding at the series C/D/E change of control conversion date (or equivalent series C/D/E alternative conversion consideration, as applicable), or the series C/D/E exchange cap. The series C/D/E exchange cap is subject to pro rata adjustments for any share splits on the same basis as the corresponding adjustment to the series C/D/E share cap.

                In the case of a series C/D/E change of control pursuant to which Colony NorthStar class A common stock is or will be converted into cash, securities or other property or assets (including any combination thereof), which we refer to as the alternative form consideration, a holder of shares of Colony NorthStar series C, series D or series E preferred stock, as the case may be, will receive upon conversion of such shares the kind and amount of series C/D/E alternative form consideration which such holder would have owned or been entitled to receive upon the series C/D/E change of control had such holder held a number of shares of Colony NorthStar class A common stock equal to the series C/D/E common stock conversion consideration immediately prior to the effective time of the series C/D/E change of control, which we refer to as the series C/D/E alternative conversion consideration; the series C/D/E common stock conversion consideration or the series C/D/E alternative conversion consideration, whichever shall be applicable to a series C/D/E change of control, is referred to as the series C/D/E Conversion Consideration.

                If the holders of Colony NorthStar class A common stock have the opportunity to elect the form of consideration to be received in the series C/D/E change of control, the consideration in respect of such series C/D/E change of control will be deemed to be the kind and amount of consideration actually received by holders of a majority of the outstanding shares of Colony NorthStar class A common stock that made or voted for such an election (if electing between two types of consideration) or holders of a plurality of the outstanding shares of Colony NorthStar class A common stock that made or voted for such an election (if electing between more than two types of consideration), as the case may be, and will be subject to any limitations to which all holders of Colony NorthStar class A common stock are subject, including, without limitation, pro rata reductions applicable to any portion of the consideration payable in such series C/D/E change of control.

                Colony NorthStar will not issue fractional shares of Colony NorthStar class A common stock upon the conversion of shares of Colony NorthStar series C, series D or series E preferred stock, as the case may be, in connection with a series C/D/E change of control. Instead, holders will be entitled to receive the cash value of such fractional shares based upon the series C/D/E common stock price used in determining the series C/D/E common stock conversion consideration for such series C/D/E change of control.

                Within 15 days following the occurrence of a series C/D/E change of control, provided that Colony NorthStar has not then exercised its right to redeem all outstanding shares of series C/D/E preferred stock pursuant to the redemption provisions described above, Colony NorthStar will provide to holders of Colony NorthStar series C, series D or series E preferred stock, as the case may be, a notice of occurrence of the series C/D/E change of control that describes the resulting series C/D/E change of control conversion right, which notice shall be delivered to the holders of record of Colony NorthStar. This notice will state the following:

  •
  the events constituting the series C/D/E change of control;

  •
  the date of the series C/D/E change of control;

  •
  the last date on which the holders of Colony NorthStar series C, series D or series E preferred stock, as the case may be, may exercise their series C/D/E change of control conversion right;

  •
  the method and period for calculating the series C/D/E common stock price;

  •
  the series C/D/E change of control conversion date;

  •
  that if, prior to the series C/D/E change of control conversion date, Colony NorthStar has provided notice of its election to redeem all or any shares of Colony NorthStar series C, series D or series E preferred stock, as the case may be, holders will not be able to convert the shares of Colony NorthStar series C, series D or series E preferred stock, as the case may be, called for redemption and such shares will be redeemed on the related redemption date, even if such shares have already been tendered for conversion pursuant to the series C/D/E change of control conversion right;

  •
  if applicable, the type and amount of series C/D/E alternative conversion consideration entitled to be received per share of Colony NorthStar series C, series D or series E preferred stock, as the case may be;

  •
  the name and address of the paying agent, transfer agent and conversion agent for the Colony NorthStar series C, series D or series E preferred stock, as the case may be;

  •
  the procedures that the holders of Colony NorthStar series C, series D or series E preferred stock, as the case may be, must follow to exercise the series C/D/E change of control conversion right (including procedures for surrendering shares for conversion through the facilities of The Depository Trust Company or a similar depositary, which we refer to as a Depositary), including the form of conversion notice to be delivered by such holders as described below; and

  •
  the last date on which holders of Colony NorthStar series C, series D or series E preferred stock, as the case may be, may withdraw shares surrendered for conversion and the procedures that such holders must follow to effect such a withdrawal.

                Under such circumstances, Colony NorthStar will also issue a press release containing such notice for publication on Dow Jones & Company, Inc., Business Wire, PR Newswire or Bloomberg Business News (or, if these organizations are not in existence at the time of issuance of the press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), and post a notice on the Colony NorthStar website, in any event prior to the opening of business on the first Business Day following any date on which Colony NorthStar provides the notice described above to the holders of Colony NorthStar series C, series D or series E preferred stock, as the case may be.

                To exercise the series C/D/E change of control conversion right, the holders of Colony NorthStar series C, series D or series E preferred stock, as the case may be, will be required to deliver, on or before the close of business on the series C/D/E change of control conversion date, the certificate(s), if any, representing the shares of Colony NorthStar series C, series D or series E preferred stock, as the case may be, to be converted, duly endorsed for transfer (or, in the case of any shares of Colony NorthStar series C, series D or series E preferred stock, as the case may be, held in book-entry form through a Depositary, to deliver, on or before the close of business on the series C/D/E change of control conversion date, the shares of Colony NorthStar series C, series D or series E preferred stock, to be converted through the facilities of such Depositary), together with a written conversion notice in the form provided by us, duly completed, to Colony NorthStar's transfer agent. The conversion notice must state:

  •
  the relevant series C/D/E change of control conversion date;

  •
  the number of shares of series Colony NorthStar C, series D or series E preferred stock, as the case may be, to be converted; and

  •
  that the shares of Colony NorthStar series C, series D or series E preferred stock, as the case may be are to be converted pursuant to the applicable provisions of the Colony NorthStar series C, series D or series E preferred stock, as the case may be.

                The "series C/D/E change of control conversion date" is the date the Colony NorthStar series C, series D or series E preferred stock, as the case may be, is to be converted, which will be a Business Day selected by Colony NorthStar that is no fewer than 20 days nor more than 35 days after the date on which Colony NorthStar provides the notice described above to the holders of Colony NorthStar series C, series D or series E preferred stock, as the case may be.

                The "series C/D/E common stock price" is: (i) if the consideration to be received in the series C/D/E change of control by the holders of Colony NorthStar class A common stock is solely cash, the amount of cash consideration per share of Colony NorthStar class A common stock; or (ii) if the consideration to be received in the series C/D/E change of control by holders of Colony NorthStar class A common stock is other than solely cash (x) the average of the closing sale prices per share of Colony NorthStar class A common stock (or, if no closing sale price is reported, the average of the closing bid and ask prices per share or, if more than one in either case, the average of the average closing bid and the average closing ask prices per share) for the 10 consecutive trading days immediately preceding, but not including, the date on which such series C/D/E change of control occurred as reported on the principal U.S. securities exchange on which Colony NorthStar class A common stock is then traded, or (y) the average of the last quoted bid prices for Colony NorthStar class A common stock in the over-the-counter market as reported by Pink OTC Markets Inc. or similar organization for the 10 consecutive trading days immediately preceding, but not including, the date on which such series C/D/E change of control occurred, if Colony NorthStar class A common stock is not then listed for trading on a U.S. securities exchange.

                Holders of Colony NorthStar series C, series D or series E preferred stock, as the case may be, may withdraw any notice of exercise of a series C/D/E change of control conversion right (in whole or in part) by a written notice of withdrawal delivered to Colony NorthStar's transfer agent prior to the close of business on the business day prior to the series C/D/E change of control conversion date. The notice of withdrawal delivered by any holder must state:

  •
  the number of withdrawn shares of Colony NorthStar series C, series D or series E preferred stock, as the case may be;

  •
  if certificated Colony NorthStar series C, series D or series E preferred stock, as the case may be, has been surrendered for conversion, the certificate numbers of the withdrawn shares of Colony NorthStar series C, series D or series E preferred stock, as the case may be; and

  •
  the number of shares, if any of Colony NorthStar series C, series D or series E preferred stock, as the case may be, that remain subject to the holder's conversion notice.

                Notwithstanding the foregoing, if any shares of Colony NorthStar series C, series D or series E preferred stock, as the case may be, are held in book-entry form through the Depositary, the conversion notice and/or the notice of withdrawal, as applicable, must comply with applicable procedures, if any, of the applicable depositary.

                Colony NorthStar series C, series D or series E preferred stock, as the case may be, as to which the series C/D/E change of control conversion right has been properly exercised and for which the conversion notice has not been properly withdrawn will be converted into the applicable series C/D/E Conversion Consideration in accordance with the series C/D/E change of control conversion right on the change of control conversion date, unless prior to the series C/D/E change of control conversion date Colony NorthStar has provided notice of its election to redeem some or all of the shares of Colony NorthStar series C, series D or series E preferred stock, as the case may be, in which case only the shares of Colony NorthStar series C, series D or series E preferred stock, as the case may be, properly surrendered for conversion and not properly withdrawn that are not called for redemption will be converted as aforesaid. If Colony NorthStar elects to redeem shares of Colony NorthStar series C, series D or series E preferred stock, as the case may be, that would otherwise be converted into the applicable series C/D/E Conversion Consideration on a series C/D/E change of control conversion date, such shares of Colony NorthStar series C, series D or series E preferred stock, as the case may be, will not be so converted and the holders of such shares will be entitled to receive on the applicable redemption date the redemption price.

                Colony NorthStar will deliver all securities, cash and any other property owing upon conversion no later than the third Business Day following the series C/D/E change of control conversion date. Notwithstanding the foregoing, the persons entitled to receive any shares of Colony NorthStar class A common stock or other securities delivered on conversion will be deemed to have become the holders of record thereof as of the series C/D/E change of control conversion date.

                Notwithstanding any other provision of the Colony NorthStar series C, series D or series E preferred stock, as the case may be, no holder of Colony NorthStar series C, series D or series E preferred stock, as the case may be, will be entitled to convert such shares of the Colony NorthStar series C, series D or series E preferred stock, as the case may be, into shares of Colony NorthStar class A common stock or the series C/D/E alternative conversion consideration, as the case may be, to the extent that receipt of such shares of Colony NorthStar class A common stock or the series C/D/E alternative conversion consideration would cause such holder (or any other person) to exceed the applicable share ownership restrictions contained in the Colony NorthStar charter or the governing document of the surviving entity, as the case may be, unless Colony NorthStar provides an exemption from this limitation to such holder pursuant to the Colony NorthStar charter or such governing document of the surviving entity.

                The series C/D/E change of control conversion feature may make it more difficult for a third party to acquire Colony NorthStar or discourage a party from acquiring Colony NorthStar.

                Except as provided above in connection with a series C/D/E change of control, the series C/D/E preferred stock is not convertible into or exchangeable for any other securities or property.

Series F/G/H Preferred Stock

                Upon the occurrence of a series F/G/H change of control, each holder of Colony NorthStar series F, series G and series H preferred stock will have the right, subject to Colony NorthStar's special optional redemption right, to convert some or all of the shares of Colony NorthStar series F, series G and series H preferred stock, as the case may be, held by such holder, which we refer to as the series F/G/H change of control conversion right, on the relevant series F/G/H change of control conversion date (as defined below) into a number of shares of Colony NorthStar class A common stock per share of Colony NorthStar series F, series G and series H preferred stock, as the case may be, which we refer to as the series F/G/H common stock conversion consideration, equal to the lesser of: (i) the quotient obtained by dividing (A) the sum of (x) $25.00, plus (y) an amount equal to any accrued and unpaid dividends (whether or not declared) to, but not including, the series F/G/H change of control conversion date (as defined below), except if such series F/G/H change of control conversion date is after a record date for a dividend payment for the Colony NorthStar series F, series G or series H preferred stock, as the case may be, and prior to the corresponding dividend payment date for the Colony NorthStar series F, series G or series H preferred stock, as the case may be, in which case the amount pursuant to this clause (A)(y) shall equal $0.00 in respect of such dividend, by (B) the series F/G/H common stock price, such quotient we refer to as the conversion rate; and (ii)(A) with respect to the Colony NorthStar series F preferred stock, 4.3718, which we refer to as the series F share cap; (B) with respect to the Colony NorthStar series G preferred stock, 3.2936, which we refer to as the series G share cap; and (C) with respect to the Colony NorthStar series H preferred stock, 2.8198, which we refer to as the series H share cap and, together with the series F share cap and the series G share cap, as the series F/G/H share cap. The foregoing share caps will be adjusted in the event that the Colony class A exchange ratio, Colony class B exchange ratio or NRF exchange ratio is adjusted in certain limited circumstances as set forth in the merger agreement.

                The series F/G/H share cap is subject to pro rata adjustments for any share splits with respect to Colony NorthStar class A common stock as follows: the adjusted series F/G/H share cap as the result of a share split will be the number of shares of Colony NorthStar class A common stock that is equivalent to the product of (i) the series F/G/H share cap in effect immediately prior to such share split multiplied by (ii) a fraction, the numerator of which is the number of shares of Colony NorthStar class A common stock outstanding after giving effect to such share split and the denominator of which is the number of shares of Colony NorthStar class A common stock outstanding immediately prior to such share split.

                For the avoidance of doubt, subject to the immediately succeeding sentence, the aggregate number of shares of Colony NorthStar class A common stock (or equivalent series F/G/H alternative conversion consideration (as defined below), as applicable) issuable in connection with the exercise of the series F/G/H change of control conversion right will not exceed: (i) with respect to the Colony NorthStar series F preferred stock, 22,733,222 shares of Colony NorthStar class A common stock (or equivalent alternative conversion consideration, as applicable), subject to increase to the extent the underwriters' over-allotment option to purchase additional Colony NorthStar series F preferred stock is exercised, not to exceed 26,143,205 shares of Colony NorthStar class A common stock in total (or equivalent series F/G/H alternative conversion consideration, as applicable), which we refer to as the series F exchange cap; (ii) with respect to the Colony NorthStar series G preferred stock, 9,880,809 shares of Colony NorthStar class A common stock (or equivalent alternative conversion consideration, as applicable), subject to increase to the extent the underwriters' over-allotment option to purchase additional Colony NorthStar series G preferred stock is exercised, not to exceed 11,362,931 shares of Colony NorthStar class A common stock in total (or equivalent series F/G/H alternative conversion consideration, as applicable), which we refer to as the series G exchange cap; and (iii) with respect to the Colony NorthStar series H preferred stock, 28,198,415 shares of Colony NorthStar class A common stock (or equivalent alternative conversion consideration, as applicable), subject to increase to the extent the underwriters' over-allotment option to purchase additional Colony NorthStar series H preferred stock is exercised, not to exceed 32,428,178 shares of Colony NorthStar class A common stock in total (or equivalent series F/G/H alternative conversion consideration, as applicable), which we refer to as the series H exchange cap and, together with the series F exchange cap and the series G exchange cap, as the exchange cap. The exchange cap is subject to pro rata adjustments for any share splits with respect to Colony NorthStar class A common stock as follows: the adjusted exchange cap as the result of a share split will be the number of shares of Colony NorthStar class A common stock that is equivalent to the product of (i) the exchange cap in effect immediately prior to such share split multiplied by (ii) a fraction, the numerator of which is the number of shares of Colony NorthStar class A common stock outstanding after giving effect to such share split and the denominator of which is the number of shares of Colony NorthStar class A common stock outstanding immediately prior to such share split. The foregoing exchange caps will be adjusted in the event that the Colony class A exchange ratio, Colony class B exchange ratio or NRF exchange ratio is adjusted in certain limited circumstances as set forth in the merger agreement.

                In the case of a series F/G/H change of control as a result of which holders of Colony NorthStar class A common stock are entitled to receive consideration other than solely shares of Colony NorthStar class A common stock, including other securities, other property or assets (including cash or any combination thereof) with respect to or in exchange for shares of Colony NorthStar class A common stock, which we refer to as the series F/G/H alternative form consideration, a holder of Colony NorthStar series F, series G or series H preferred stock, as the case may be, will be entitled thereafter to convert (subject to Colony NorthStar's special optional redemption right) such shares of Colony NorthStar series F, series G or series H preferred stock, as the case may be, not into Colony NorthStar class A common stock but solely into the kind and amount of series F/G/H alternative form consideration which the holder of Colony NorthStar series F, series G or series H preferred stock, as the case may be, would have owned or been entitled to receive upon such series F/G/H change of control as if such holder of Colony NorthStar series F, series G or series H preferred stock, as the case may be, then held the series F/G/H common stock conversion consideration immediately prior to the effective time of the series F/G/H change of control, which we refer to as the series F/G/H alternative conversion consideration, and the series F/G/H common stock conversion consideration or the series F/G/H alternative conversion consideration, as may be applicable to a series F/G/H change of control, is referred to as the series F/G/H Conversion Consideration.

                If the holders of Colony NorthStar class A common stock have the opportunity to elect the form of consideration to be received in such series F/G/H change of control, the series F/G/H Conversion Consideration will be deemed to be the kind and amount of consideration actually received by holders of a majority of the outstanding shares of Colony NorthStar class A common stock that voted for such an election (if electing between two types of consideration) or holders of a plurality of the outstanding shares of Colony NorthStar class A common stock that voted for such an election (if electing between more than two types of consideration), as the case may be.

                Colony NorthStar will not issue fractional shares of Colony NorthStar class A common stock upon the conversion of Colony NorthStar series F, series G or series H preferred stock, as the case may be. Instead, Colony NorthStar will pay the cash value of such fractional shares.

                Within 15 days following the occurrence of a series F/G/H change of control, Colony NorthStar will provide to holders of series F/G/H preferred stock a notice of occurrence of the series F/G/H change of control that describes the resulting series F/G/H change of control conversion right. This notice will state the following:

  •
  the events constituting the series F/G/H change of control;

  •
  the date of the series F/G/H change of control;

  •
  the last date on which the holders of series F/G/H preferred stock may exercise their series F/G/H change of control conversion right;

  •
  the method and period for calculating the series F/G/H common stock price;

  •
  the series F/G/H change of control conversion date, which will be a Business Day occurring within 20 to 35 days following the date of the notice;

  •
  if applicable, the type and amount of series F/G/H alternative conversion consideration entitled to be received per share of Colony NorthStar series F, series G or series H preferred stock, as may be the case;

  •
  the name and address of the paying agent and the conversion agent; and

  •
  the procedures that the holders of series F/G/H preferred stock must follow to exercise the series F/G/H change of control conversion right.

                Colony NorthStar will issue a press release for publication on the Dow Jones & Company, Inc., Business Wire, PR Newswire or Bloomberg Business News (or, if such organizations are not in existence at the time of issuance of such press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), or post notice on Colony NorthStar's website, in any event prior to the opening of business on the first business day following any date on which Colony NorthStar provides the notice described above to the holders of Colony NorthStar series F, series G or series H preferred stock, as the case may be.

                In order to exercise the series F/G/H change of control conversion right, the holders of Colony NorthStar series F, series G or series H preferred stock, as the case may be, will be required to deliver, on or before the close of business on the series F/G/H change of control conversion date, the certificates (if any) evidencing shares of Colony NorthStar series F, series G or series H preferred stock, as may be the case, to be converted, duly endorsed for transfer, together with a written conversion notice completed, to Colony NorthStar's transfer agent. The conversion notice must state:

  •
  the relevant series F/G/H change of control conversion date;

  •
  the number of shares of Colony NorthStar series F, series G or series H preferred stock, as may be the case, to be converted; and

  •
  that the shares of Colony NorthStar series F, series G or series H preferred stock, as may be the case, are to be converted pursuant to the applicable provisions of the Colony NorthStar series F, series G or series H preferred stock, as applicable.

                The "series F/G/H change of control conversion date" will be a Business Day that is no less than 20 days nor more than 35 days after the date on which Colony NorthStar provides the notice described above to the holders of series F/G/H preferred stock.

                Holders of Colony NorthStar series F, series G or series H preferred stock, as may be the case, may withdraw any notice of exercise of a series F/G/H change of control conversion right (in whole or in part) by a written notice of withdrawal delivered to Colony NorthStar's transfer agent prior to the close of business on the business day prior to the change of control conversion date. The notice of withdrawal must state:

  •
  the number of withdrawn shares of Colony NorthStar series F, series G or series H preferred stock, as may be the case;

  •
  if certificated shares of Colony NorthStar series F, series G or series H preferred stock, as may be the case, have been issued, the certificate numbers of the withdrawn shares of Colony NorthStar series F, series G or series H preferred stock, as applicable; and

  •
  the number of shares, if any, of Colony NorthStar series F, series G or series H preferred stock, as may be the case, that remain subject to the conversion notice.

                Notwithstanding the foregoing, if the shares of Colony NorthStar series F, series G or series H preferred stock, as may be the case, are held in global form, the conversion notice and/or the notice of withdrawal, as applicable, must comply with applicable procedures of the Depositary.

                Colony NorthStar series F, series G or series H preferred stock, as may be the case, as to which the series F/G/H change of control conversion right has been properly exercised and for which the conversion notice has not been properly withdrawn will be converted into the applicable series F/G/H Conversion Consideration in accordance with the series F/G/H change of control conversion right on the series F/G/H change of control conversion date.

                In connection with the exercise of any series F/G/H change of control conversion right, Colony NorthStar will comply with all U.S. federal and state securities laws and stock exchange rules in connection with any conversion of Colony NorthStar series F, series G or series H preferred stock, as may be the case, into Colony NorthStar class A common stock. Notwithstanding any other provision of Colony NorthStar series F, series G or series H preferred stock, as may be the case, no holder of Colony NorthStar series F, series G or series H preferred stock, as may be the case, for Colony NorthStar class A common stock to the extent that receipt of such Colony NorthStar class A common stock would cause such holder (or any other person) to exceed the share ownership limits contained in the Colony NorthStar charter.

                The "series F/G/H common stock price" will be: (i) if the consideration to be received in the series F/G/H change of control by holders of Colony NorthStar class A common stock is solely cash, the amount of cash consideration per share of Colony NorthStar class A common stock; (ii) if the consideration to be received in the Colony NorthStar change of control by holders of Colony NorthStar class A common stock is other than solely cash, the average of the closing price per share of Colony NorthStar class A common stock on the 10 consecutive trading days immediately preceding, but not including, the effective date of the series F/G/H change of control; and (iii) if there is not a readily determinable closing price for Colony NorthStar class A common stock or series F/G/H alternative form consideration, the fair market value of Colony NorthStar class A common stock or such series F/G/H alternative form consideration (as determined by the Colony NorthStar board or a committee thereof).

Transfer Restrictions

                For Colony NorthStar to qualify as a REIT under the Code, Colony NorthStar's capital stock must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months or during a proportionate part of a shorter taxable year. Also, not more than 50% of the value of Colony NorthStar's outstanding stock may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) during the last half of a taxable year.

                The Colony NorthStar charter contains restrictions on the number of shares of Colony NorthStar capital stock that a person may own. No person, including entities, may acquire or hold, directly or indirectly, in excess of 9.8% in value of the aggregate of the outstanding shares of Colony NorthStar's capital stock, which we refer to as the aggregate stock ownership limit. In addition, no person, including entities, may acquire or hold, directly or indirectly, shares of Colony NorthStar common stock in excess of 9.8% (in value or number, whichever is more restrictive) of the aggregate of the outstanding shares of Colony NorthStar common stock and performance common stock, which we refer to as the common stock ownership limit and, together with the aggregate stock ownership limit, we refer to as the ownership limits.

                The Colony NorthStar charter further prohibits: (i) any person from beneficially or constructively owning shares of Colony NorthStar capital stock that would result in Colony NorthStar (A) being "closely held" under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of the taxable year); (B) owning (directly or constructively) an interest in a tenant as described in Section 856(d)(2)(B) of the Code if the income derived by Colony NorthStar (either directly or indirectly through one or more partnerships or limited liability companies) from such tenant for the taxable year during which such determination is made would reasonably be expected to equal or exceed the lesser of either (1) one percent of Colony NorthStar's gross income (as determined for purposes of Section 856(c) of the Code); or (2) the amount that would cause Colony NorthStar to fail to satisfy any of the gross income requirements of Section 856(c) of the Code; or (C) otherwise failing to qualify as a REIT; and (ii) any person from transferring stock of Colony NorthStar if the transfer would result, if effective, in stock of Colony NorthStar being owned by fewer than 100 persons. Any person who acquires or who attempts or intends to acquire shares of Colony NorthStar capital stock that may violate any of these restrictions or who is the intended transferee of shares of Colony NorthStar capital stock, which are transferred to a trust as described below is required to give Colony NorthStar immediate written notice, or in the case of a proposed or attempted transaction, give at least 15 days prior written notice, and provide Colony NorthStar with such information as it may request in order to determine the effect, if any, of the transfer on Colony NorthStar's qualification as a REIT.

                The above restrictions will not apply if the Colony NorthStar board determines that it is no longer in Colony NorthStar's best interests to attempt to, or continue to, qualify as a REIT (or that compliance is no longer required for REIT qualification). The Colony NorthStar board, in its sole discretion, may exempt (prospectively or retroactively) a person from the ownership limits, subject to such terms, conditions, representations and undertakings as it may determine and as are contained in the Colony NorthStar charter. Additionally, the Colony NorthStar board may increase or decrease the ownership limits for one or more persons and increase or decrease the ownership limits for all other persons subject to such terms, conditions, representations and undertakings as it may determine and as are contained in the Colony NorthStar charter.

                Any attempted transfer of shares of Colony NorthStar capital stock that would result in shares of capital stock of Colony NorthStar being owned by fewer than 100 persons will be null and void, and the intended transferee will acquire no rights in such shares. Any attempted transfer of shares of Colony NorthStar capital stock which, if effective, would result in any other violation of the above limitations, will cause the number of shares causing the violation (rounded up to the nearest whole share) to be automatically transferred to a trust for the exclusive benefit of one or more charitable beneficiaries and the proposed transferee will not acquire any rights in the shares. If the automatic transfer to the trust would not be effective for any reason to prevent the violation of the above limitations, then the transfer of that number of shares of Colony NorthStar capital stock that otherwise would cause the violation will be null and void, and the proposed transferee will not acquire any rights in the shares. The automatic transfer will be deemed to be effective as of the close of business on the business day (as defined in the Colony NorthStar charter) prior to the date of the purported transfer.

                Shares of Colony NorthStar capital stock held in a trust pursuant to the Colony NorthStar charter will be issued and outstanding shares. The proposed transferee will not benefit economically from ownership of any shares of Colony NorthStar capital stock held in the trust, will have no rights to dividends or other distributions and no rights to vote or other rights attributable to the shares of Colony NorthStar capital stock held in the trust. The trustee of the trust will have all voting rights and rights to dividends or other distributions with respect to shares held in the trust. These rights will be exercised for the exclusive benefit of the charitable beneficiary or beneficiaries. Any dividend or other distribution paid with respect to shares of Colony NorthStar capital stock prior to the discovery by Colony NorthStar that shares have been transferred to the trustee must be paid by the recipient to the trustee upon demand. Any dividend or other distribution authorized but unpaid will be paid when due to the trustee. Any dividend or other distribution paid to the trustee will be held in trust for the charitable beneficiary or beneficiaries. Subject to Maryland law, effective as of the date that the shares of Colony NorthStar capital stock are transferred to the trust, the trustee will have the authority, at the trustee's sole and absolute discretion, to: (i) rescind as void any vote cast by the proposed transferee prior to the discovery by Colony NorthStar that the shares have been transferred to the trustee; and (ii) recast the vote. However, if Colony NorthStar has already taken irreversible corporate action, then the trustee will not have the authority to rescind and recast the vote. The Colony NorthStar board may establish additional trusts with distinct trustees and charitable beneficiaries to which shares may be transferred, if necessary to protect Colony NorthStar's qualification as a REIT. Furthermore, the Colony NorthStar charter grants the Colony NorthStar board the authority to take other actions, including the redemption of shares of stock, that it deems advisable to prevent a violation of the transfer and ownership restrictions described above.

                Within 20 days of receiving notice from Colony NorthStar that shares of Colony NorthStar capital stock have been transferred to the trust, the trustee of the trust will sell the shares to a person designated by the trustee, whose ownership of the shares will not violate the above ownership limitations. Upon the sale, the interest of the charitable beneficiary in the shares sold will terminate and the trustee will distribute the net proceeds of the sale to the proposed transferee and to the charitable beneficiary as follows. The proposed transferee will receive the lesser of: (i) the price paid by the proposed transferee for the shares or, if the proposed transferee did not give value for the shares in connection with the event causing the shares to be held in the trust (e.g., a gift, devise or other similar transaction), the market price (as defined in the Colony NorthStar charter) of the shares on the day of the event causing the shares to be held in the trust and (ii) the price per share received by the trustee, net of any commission and other expenses of sale, from the sale or other disposition of the shares held in the trust. The trustee may reduce the amount payable to the proposed transferee by the amount of dividends or other distributions which have been paid to the proposed transferee and are owed by the proposed transferee to the trustee. Any net sale proceeds in excess of the amount payable to the proposed transferee will be paid immediately to the charitable beneficiary. If, prior to Colony NorthStar discovering that shares of Colony NorthStar capital stock have been transferred to the trustee, the shares are sold by the proposed transferee, then: (i) the shares will be deemed to have been sold on behalf of the trust; and (ii) to the extent that the proposed transferee received an amount for the shares that exceeds the amount he, she or it was entitled to receive, the excess will be paid to the trustee upon demand.

                In addition, shares of Colony NorthStar capital stock held in the trust will be deemed to have been offered for sale to Colony NorthStar, or its designee, at a price per share equal to the lesser of: (i) the price per share in the transaction that resulted in the transfer to the trust (or, in the case of a devise or gift, the market price at the time of the devise or gift); and (ii) the market price on the date Colony NorthStar, or its designee, accepts the offer. Colony NorthStar may reduce the amount payable to the proposed transferee by the amount of dividends or other distributions which have been paid to the proposed transferee and are owed by the proposed transferee to the trustee. Colony NorthStar may pay the amount of such reduction to the trustee for the benefit of the charitable beneficiary. Colony

NorthStar will have the right to accept the offer until the trustee has sold the shares. Upon a sale to Colony NorthStar, the interest of the charitable beneficiary in the shares sold will terminate and the trustee will distribute the net proceeds of the sale to the proposed transferee.

                All certificates representing shares of Colony NorthStar capital stock will bear a legend referring to the restrictions described above.

                Every owner of 5% or more (or such lower percentage as required by the Code or the regulations promulgated thereunder) of the outstanding stock of Colony NorthStar is required, within 30 days after the end of each taxable year, to give Colony NorthStar written notice stating his, her or its name and address, the number of shares of each class and series of stock of Colony NorthStar which he, she or it beneficially owns and a description of the manner in which the shares are held. Each such owner must provide Colony NorthStar with such additional information as it may request in order to determine the effect, if any, of his beneficial ownership on Colony NorthStar's qualification as a REIT and to ensure compliance with the ownership limits. In addition, each stockholder must be required to provide Colony NorthStar with such information as Colony NorthStar may request in order to determine Colony NorthStar's qualification as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.

                These restrictions on ownership and transfer could delay, defer or prevent a transaction or a change in control that might involve a premium price for Colony NorthStar common stock or otherwise be in the best interest of the Colony NorthStar stockholders.

Transfer Agent and Registrar

                The transfer agent and registrar for Colony NorthStar common stock and Colony NorthStar preferred stock is American Stock Transfer & Trust Company, LLC.

Listing

Class A Common Stock

                Colony NorthStar class A common stock is currently not traded or quoted on a stock exchange or quotation system. Following the Mergers, Colony NorthStar class A common stock is expected to be listed for trading on the NYSE. It is anticipated that Colony NorthStar class A common stock will be listed under the symbol "CLNS."

Preferred Stock

                Colony NorthStar preferred stock is currently not traded or quoted on a stock exchange or quotation system. Following the Mergers, Colony NorthStar preferred stock is expected to be listed for trading on the NYSE. It is anticipated that: Colony NorthStar series A preferred stock will be listed under the symbol "CLNS-A"; Colony NorthStar series B preferred stock will be listed under the symbol "CLNS-B"; Colony NorthStar series C preferred stock will be listed under the symbol "CLNS-C"; Colony NorthStar series D preferred stock will be listed under the symbol "CLNS-D"; Colony NorthStar series E preferred stock will be listed under the symbol "CLNS-E"; Colony NorthStar series F preferred stock will be listed under the symbol "CLNS-F"; Colony NorthStar series G preferred stock will be listed under the symbol "CLNS-G"; and Colony NorthStar series H preferred stock will be listed under the symbol "CLNS-H";

CERTAIN PROVISIONS OF MARYLAND LAW AND OF THE COLONY
NORTHSTAR CHARTER AND THE COLONY NORTHSTAR BYLAWS

                The following description of the terms of certain provisions of Maryland law and the charter and bylaws of Colony NorthStar that will be in effect upon consummation of the Mergers is only a summary. For a complete description, refer to the MGCL and Colony NorthStar's charter and bylaws. The Colony NorthStar charter and the Colony NorthStar bylaws are attached as Annex B and Annex C, respectively, to this joint proxy statement/prospectus and are incorporated herein by reference and this summary is qualified in its entirety thereby.

The Colony NorthStar Board of Directors

                The Colony NorthStar charter and Colony NorthStar bylaws provide that, subject to the rights of holders of one or more classes or series of preferred stock, the number of directors of Colony NorthStar may be established by the Colony NorthStar board but may not be fewer than the minimum required by the MGCL (which is currently one) nor more than 15. The Colony NorthStar charter provides that vacancies on the Colony NorthStar board may be filled in the manner provided in the Colony NorthStar bylaws, which provide that vacancies on the Colony NorthStar board may be filled by a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, or by the stockholders to the extent that such vacancy results from the removal of a director by the stockholders. Under Maryland law, stockholders may fill a vacancy on the Colony NorthStar board that is caused by the removal of a director. Any director elected to fill a vacancy will serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified.

                There will be no cumulative voting in the election of directors. A nominee for director shall be elected as a director if such nominee receives the affirmative vote of a majority of the total votes cast for and against such nominee at a meeting of stockholders duly called and at which a quorum is present. However, directors shall be elected by a plurality of the votes cast at a meeting of stockholders duly called and at which a quorum is present for which (i) the secretary of Colony NorthStar receives notice that a stockholder has nominated an individual for election as a director in compliance with the requirements set forth in the Colony NorthStar bylaws; and (ii) such nomination has not been withdrawn by such stockholder on or before the close of business on the tenth day before the date of filing of the definitive proxy statement of Colony NorthStar with the Securities and Exchange Commission, and, as a result of which, the number of nominees is greater than the number of directors to be elected at the meeting. Colony NorthStar also intends to adopt a resignation policy in its Corporate Governance Guidelines that requires an incumbent director who fails to receive the required vote for re-election to offer to resign from the Colony NorthStar board.

Removal of Directors

                The Colony NorthStar charter provides that, subject to the rights of holders of one or more classes or series of preferred stock, a director may be removed from office at any time, with or without cause, by the affirmative vote of the holders of shares entitled to cast a majority of the votes entitled to be cast generally in the election of directors.

Special Meetings of Stockholders

                The Chairman of the Colony NorthStar board, Vice Chairman of the Colony NorthStar board, Colony NorthStar's Chief Executive Officer, Colony NorthStar's President and the Colony NorthStar board may call special meetings of the Colony NorthStar stockholders. A special meeting of the Colony NorthStar stockholders to act on any matter that may properly be considered at a meeting of Colony NorthStar's stockholders must also be called by Colony NorthStar's secretary upon the written request of stockholders entitled to cast twenty-five percent of all the votes entitled to be cast on such matter at the meeting and containing the information required by the Colony NorthStar bylaws.

Business Combinations

                Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

  •
  any person who beneficially owns 10% or more of the voting power of the corporation's outstanding voting stock; or

  •
  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

                A person is not an interested stockholder under the statute if the board of directors of the corporation approved in advance the transaction by which the person otherwise would have become an interested stockholder. In approving a transaction, the Colony NorthStar board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Colony NorthStar board.

                After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

  •
  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

                These supermajority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

                The statute provides various exemptions from its provisions, including for business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Pursuant to the statute, the Colony NorthStar board, through a board resolution, has exempted any business combinations between Colony NorthStar and any person, provided that any such business combination is first approved by the Colony NorthStar board (including a majority of the directors of Colony NorthStar who are not affiliates or associates of such person). Consequently, the five-year prohibition and the supermajority vote requirements will not apply to business combinations between Colony NorthStar and any interested stockholders (or their affiliates). As a result, such parties may be able to enter into business combinations with Colony NorthStar that may not be in the best interest of the stockholders of Colony NorthStar, without compliance with the supermajority vote requirements and the other provisions of the statute.

                The business combination statute may discourage others from trying to acquire control of Colony NorthStar and increase the difficulty of consummating any offer.

Control Share Acquisitions

                Maryland law provides that control shares (as defined below) of a Maryland corporation acquired in a control share acquisition (as defined below) have no voting rights except to the extent approved by the affirmative vote of the holders entitled to cast two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

  •
  one-tenth or more but less than one-third;

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  one-third or more but less than a majority; or

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  a majority or more of all voting power.

                Control shares do not include shares that the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

                A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

                If voting rights of the control shares acquired in a control share acquisition are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or, if a meeting of stockholders is held at which the voting rights of the shares are considered and not approved, as of the date of the meeting. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

                The control share acquisition statute does not apply: (i) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction; or (ii) to acquisitions approved or exempted by the charter or bylaws of the corporation.

                The Colony NorthStar bylaws contain a provision exempting Colony NorthStar from the control share acquisition statute. This provision may be amended or eliminated at any time in the future.

Amendments to the Colony NorthStar Charter

                Subject to the rights of any shares of preferred stock outstanding from time to time and except for its provisions relating to the restrictions on ownership and transfer of shares of stock of Colony NorthStar and related charter amendments (which each require the affirmative vote of the stockholders entitled to cast not less than two-thirds of all the votes entitled to be cast on the matter), the Colony NorthStar charter may be amended only if declared advisable by the Colony NorthStar board and, except in limited circumstances where stockholder approval is not required by the MGCL, approved by the affirmative vote of the holders of not less than a majority of all of the votes entitled to be cast on the matter.

Dissolution

                The dissolution of Colony NorthStar must be declared advisable by the Colony NorthStar board and approved by the affirmative vote of the holders of not less than a majority of all of the votes entitled to be cast on the matter.

Subtitle 8

                Subtitle 8 permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in its charter or bylaws, to any or all of five provisions:

  •
  a classified board;

  •
  a two-thirds vote requirement for removing a director;

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  a requirement that the number of directors be fixed only by vote of the directors;

  •
  a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; and

  •
  a majority requirement for the calling of a special meeting of stockholders.

                Pursuant to the Colony NorthStar charter, Colony NorthStar has specifically opted out of all of the provisions of Subtitle 8.

Advance Notice of Director Nominations and New Business

                The Colony NorthStar bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Colony NorthStar board and the proposal of business to be considered by stockholders may be made only: (i) pursuant to Colony NorthStar's notice of the meeting; (ii) by or at the direction of the Colony NorthStar board; or (iii) by a stockholder of record at the time of giving notice, at the record date set by the Colony NorthStar board for the purpose of determining stockholders entitled to vote at the annual meeting and at the time of the annual meeting, who is entitled to vote at the meeting in the election of directors and who has complied with the advance notice procedures of the Colony NorthStar bylaws. Stockholders generally must provide notice to the Colony NorthStar secretary not before the 150th day or after the 120th day before the first anniversary of the date of Colony NorthStar's proxy statement for the solicitation of proxies for the election of directors at the preceding year's annual meeting; provided, however, that in connection with Colony NorthStar's first annual meeting, not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. (Eastern Time) on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the 10th day following the day on which public announcement of the date of such meeting is first made.

                With respect to special meetings of stockholders, only the business specified in the Colony NorthStar notice of the meeting may be brought before the meeting. Nominations of persons for election to the Colony NorthStar board at a special meeting may be made only: (i) by the Colony NorthStar board; or (ii) by a stockholder at a special meeting that has been called in accordance with the Colony NorthStar bylaws for the purpose of electing directors, provided that such stockholder is a stockholder of record at the record date set by the Colony NorthStar board for the special meeting and has complied with the advance notice provisions of the Colony NorthStar bylaws. Stockholders generally must provide notice to the Colony NorthStar secretary no earlier than the 120th day before such special meeting and no later than the later of the 90th day before the special meeting or the 10th day after public announcement of the date of the special meeting and the nominees of the Colony NorthStar board to be elected at the meeting.

Anti-Takeover Effect of Certain Provisions of Maryland Law and of the Colony NorthStar Charter and Bylaws

                The business combination provisions and the control share acquisition provisions of Maryland law (if later Colony NorthStar decides to be bound by such provisions), the restrictions on ownership and transfer of shares of stock of Colony NorthStar and the advance notice provisions of the Colony NorthStar bylaws could delay, defer or prevent a transaction or a change in the control of Colony NorthStar that might involve a premium price for holders of Colony NorthStar common stock or otherwise be in their best interest.

Indemnification for Liabilities of Colony NorthStar's Directors, Officers and Controlling Persons

                Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from: (i) actual receipt of an improper benefit or profit in money, property or services; or (ii) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. The Colony NorthStar charter contains such a provision which eliminates liability of Colony NorthStar directors and officers to the maximum extent permitted by Maryland law.

                The Colony NorthStar charter and Colony NorthStar bylaws obligate Colony NorthStar, to the maximum extent permitted by Maryland law, to indemnify any present or former director or officer or any individual who, while a director of Colony NorthStar and at Colony NorthStar's request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, trustee, member, manager, employee, partner or agent, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Colony NorthStar charter and Colony NorthStar bylaws also permit Colony NorthStar to indemnify and advance expenses to any person who served a predecessor of Colony NorthStar in any of the capacities described above and any employee or agent of Colony NorthStar or a predecessor of Colony NorthStar.

                Maryland law requires a corporation (unless its charter provides otherwise, which the Colony NorthStar charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party to, or witness in, by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party to, or witness in, by reason of their service in those or other capacities unless it is established that:

  •
  the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty;

  •
  the director or officer actually received an improper personal benefit in money, property or services; or

  •
  in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

                A Maryland corporation may not indemnify a director or officer with respect to a proceeding by or in the right of the corporation in which the director or officer was adjudged liable to the corporation or a proceeding charging improper personal benefit to the director or officer in which the director or officer was adjudged liable on the basis that personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification is limited to expenses for an adverse judgment in a suit by or in the right of the corporation, or for a judgment of liability on the basis that personal benefit was improperly received. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of: (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation; and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

                Colony NorthStar expects to enter into indemnification agreements with each of its directors and executive officers which require that Colony NorthStar indemnify such directors and officers to the maximum extent permitted by Maryland law and that Colony NorthStar pay such persons' expenses in defending any civil or criminal proceeding in advance of final disposition of such proceeding.

                Insofar as indemnification for liabilities arising under the Securities Act may be provided to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Exclusive Forum

                The Colony NorthStar bylaws provide that, unless Colony NorthStar consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the U.S. District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of Colony NorthStar; (ii) any action asserting a claim of breach of any duty owed by any director or officer or other employee of Colony NorthStar to Colony NorthStar or to the stockholders of Colony NorthStar; (iii) any action asserting a claim against Colony NorthStar or any director or officer or other employee of Colony NorthStar arising pursuant to any provision of the MGCL or the Colony NorthStar charter or Colony NorthStar bylaws; or (iv) any action asserting a claim against Colony NorthStar or any director or officer or other employee of Colony NorthStar that is governed by the internal affairs doctrine.

COMPARISON OF RIGHTS OF STOCKHOLDERS OF NSAM, COLONY AND NRF WITH THE
RIGHTS OF STOCKHOLDERS OF COLONY NORTHSTAR

                If the Mergers are consummated, stockholders of NSAM, Colony and NRF will each become stockholders of Colony NorthStar. The rights of NSAM stockholders are currently governed by and subject to the provisions of the DGCL and the NSAM charter and NSAM bylaws. The rights of Colony stockholders are currently governed by and subject to the provisions of the MGCL and the Colony charter and Colony bylaws. The rights of NRF stockholders are currently governed by and subject to the provisions of the MGCL and the NRF charter and NRF bylaws. Upon consummation of the Mergers, the rights of the former NSAM stockholders, Colony stockholders and NRF stockholders receiving shares of stock of Colony NorthStar will be governed by the MGCL and the Colony NorthStar charter and Colony NorthStar bylaws, rather than: (i) with respect to NSAM stockholders, the DGCL, the NSAM charter and NSAM bylaws; (ii) with respect to Colony stockholders, the MGCL, the Colony charter and Colony bylaws; and (iii) with respect to NRF stockholders, the MGCL, the NRF charter and NRF bylaws.

                The following is a summary of the material differences between the rights of holders of Colony NorthStar common stock and holders of each of NSAM common stock, NSAM performance common stock, Colony class A common stock, Colony class B common stock and NRF common stock, but does not purport to be a complete description of those differences or a complete description of the terms of the Colony NorthStar common stock subject to issuance in connection with the Mergers. The following summary is qualified in its entirety by reference to the relevant provisions of: (i) Maryland law; (ii) Delaware law; (iii) the Colony NorthStar charter; (iv) the NSAM charter; (v) the Colony charter; (vi) the NRF charter; (vii) the Colony NorthStar bylaws; (viii) the NSAM bylaws; (ix) the Colony bylaws; and (x) the NRF bylaws.

                This section does not include a complete description of all differences between the rights of Colony NorthStar common stock and holders of each of NSAM common stock, NSAM performance common stock, Colony class A common stock and Colony class B common stock and NRF common stock, nor does it include a complete description of the specific rights of such holders. Furthermore, the identification of some of the differences in the rights of such holders as material is not intended to indicate that other differences that may be equally important do not exist. You are urged to read carefully the relevant provisions of Maryland and Delaware law, as well as the governing corporate instruments of each of Colony NorthStar, NSAM, Colony, and NRF, copies of which are available, without charge, to any person, including any beneficial owner to whom this joint proxy statement/prospectus is delivered, by following the instructions described in the section entitled "Where You Can Find More Information; Incorporation by Reference" beginning on page 420 of this joint proxy statement/prospectus.

Comparison of Rights of Colony NorthStar Stockholders and NSAM Stockholders

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF NSAM STOCKHOLDERS

Corporate Governance

Colony NorthStar is a Maryland corporation that will elect to be taxed as a REIT for U.S. federal income tax purposes effective January 1, 2017.	NSAM is a Delaware corporation.
The rights of Colony NorthStar stockholders are governed by the MGCL, the Colony NorthStar charter and the Colony NorthStar bylaws.	The rights of NSAM stockholders are governed by the DGCL, the NSAM charter and the NSAM bylaws.

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF NSAM STOCKHOLDERS

Authorized Capital Stock

Colony NorthStar is authorized to issue an aggregate of 949,000,000 shares of Colony NorthStar class A common stock, 1,000,000 shares of Colony NorthStar class B common stock, 50,000,000 shares of Colony NorthStar performance common stock and up to 250,000,000 shares of Colony NorthStar preferred stock, of which: (i) 2,900,000 shares are classified as Colony NorthStar series A preferred stock; (ii) 14,920,000 shares are classified as Colony NorthStar series B preferred stock; (iii) 5,750,000 shares are classified as Colony NorthStar series C preferred stock; (iv) 8,050,000 shares are classified as Colony NorthStar series D preferred stock; (v) 10,350,000 shares are classified as Colony NorthStar series E preferred stock; (vi) 10,400,000 shares are classified as Colony NorthStar series F preferred stock; (vii) 3,450,000 shares are classified as Colony NorthStar series G preferred stock; and (viii) 11,500,000 shares are classified as Colony NorthStar series H preferred stock.
NSAM is authorized to issue up to 1,600,000,000 shares of capital stock, consisting of (i) 1,000,000,000 shares of NSAM common stock; (ii) 500,000,000 shares of NSAM performance common stock; and (iii) 100,000,000 shares of preferred stock of NSAM, $0.01 par value per share.
As of July 26, 2016, there were issued and outstanding 189,039,158 shares of NSAM common stock and 5,210,113 shares of NSAM performance common stock. There are no shares issued and outstanding of NSAM preferred stock.

Preferred Stock. The Colony NorthStar board is authorized to cause Colony NorthStar to issue preferred stock from time to time in one or more classes or series and with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions or redemption or other provisions as may be fixed by the Colony NorthStar board.
Preferred Stock. The NSAM board is authorized to cause NSAM to issue preferred stock from time to time in such series and with such designations and the powers, preferences and rights, and the qualifications, limitations and restrictions as may be fixed by the NSAM board.

Voting Rights

Each holder of Colony NorthStar class A common stock is entitled to one vote per share and each holder of Colony NorthStar class B common stock is entitled to 36.5 votes per share on all matters upon which Colony NorthStar common stockholders are entitled to vote. Holders of Colony NorthStar performance common stock are not entitled to vote, except with respect to limited matters impacting the rights of holders of Colony NorthStar performance common stock.	Each holder of NSAM common stock is entitled to one vote per share on all matters upon which stockholders are entitled to vote. Holders of NSAM performance common stock are not entitled to vote, except with respect to amendments to the NSAM charter that would adversely affect the rights of holders of NSAM performance common stock and as otherwise provided under the DGCL.

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF NSAM STOCKHOLDERS

A nominee for director shall be elected as a director only if such nominee receives the affirmative vote of a majority of the total votes cast for and against such nominee, unless there is a contested election, in which case directors shall be elected by a plurality of votes cast at a meeting. Unless a greater vote is otherwise required under the MGCL or the Colony NorthStar charter, the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter is required to approve all other matters before the stockholders, except with respect to amendments to the provisions of the Colony NorthStar charter related to the restrictions on ownership and transfer of shares of stock of Colony NorthStar and related charter amendments, which each require the affirmative vote of the stockholders entitled to cast not less than two-thirds of all the votes entitled to be cast on the matter.	Unless a greater vote is otherwise required or permitted under the DGCL or the NSAM charter, the affirmative vote of the holders of a majority of the total number of outstanding shares of all classes, present in person or represented by proxy, and entitled to vote on the subject matter is required to approve all matters before stockholders, except with respect to the election of directors, which requires a plurality of the votes of the shares present in person or represented by proxy at a meeting of stockholders and entitled to vote thereon at a meeting of stockholders duly called and at which a quorum is present.

Size of the Board of Directors

The MGCL and Colony NorthStar charter provide that the Colony NorthStar board must consist of not less than one nor more than 15 directors. The Colony NorthStar bylaws provide that the number of directors will be set from time to time by a majority of the entire Colony NorthStar board.	The NSAM bylaws provide that the NSAM board must consist of one or more directors, each of whom shall be a natural person, and that the size of the NSAM board is set by resolution of the NSAM board.
Following consummation of the Mergers, the Colony NorthStar board will consist of 10 directors.	Currently the NSAM board consists of eight directors.

Election of Directors

A nominee for director shall be elected as a director only if such nominee receives the affirmative vote of a majority of the total votes cast for and against such nominee, unless there is a contested election, in which case directors shall be elected by a plurality of votes cast at a meeting.	Election of directors of NSAM requires a plurality of the votes of the shares present in person or represented by proxy at a meeting of stockholders and entitled to vote thereon at a meeting of stockholders duly called and at which a quorum is present.

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF NSAM STOCKHOLDERS

Filling Vacancies of Directors

The Colony NorthStar charter provides that vacancies on the Colony NorthStar board may be filled in the manner provided in the Colony NorthStar bylaws, which provide that vacancies on the Colony NorthStar board may be filled by a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, or by the stockholders. Under Maryland law, stockholders may fill a vacancy on the Colony NorthStar board that is caused by the removal of a director. Any director elected to fill a vacancy will serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified.	The NSAM bylaws provide that any vacancy on the NSAM board may be filled by a majority of the remaining directors, even if the remaining directors do not constitute a quorum, or by the sole remaining director.

Amendment of the Colony NorthStar Charter and the NSAM Charter

Subject to the rights of any shares of preferred stock outstanding from time to time and except for provisions in the Colony NorthStar charter relating to restrictions on ownership and transfer of shares of stock of Colony NorthStar and related charter amendments (which each require the affirmative vote of the holders of shares entitled to cast not less than two-thirds of all the votes entitled to be cast on the matter), the Colony NorthStar charter may be amended only if the charter amendment is declared advisable by the Colony NorthStar board and, to the extent stockholder approval is required, approved by the affirmative vote of the holders of shares entitled to cast not less than a majority of all of the votes entitled to be cast on the matter.	The NSAM charter does not provide a general voting standard regarding amendments to the NSAM charter. Thus, under the DGCL, amendments to the NSAM charter require the affirmative vote of the holders of a majority of the outstanding shares of NSAM common stock entitled to vote on such matter. Holders of NSAM performance common stock are entitled to vote on any amendment to the NSAM charter that would adversely affect the rights of holders of NSAM performance common stock and as otherwise provided under the DGCL.

Bylaw Amendments

The Colony NorthStar bylaws may be amended, altered, repealed or rescinded (i) by the Colony NorthStar board or (ii) by the stockholders, by the affirmative vote of a majority of all the votes entitled to be cast generally in the election of directors; provided, however, that any amendment to the Colony NorthStar bylaws approved by the stockholders by the affirmative vote of a majority of all the votes entitled to be cast generally in the election of directors may not be amended by the Colony NorthStar board without the affirmative vote of a majority of all the votes entitled to be cast generally in the election of directors.	The NSAM bylaws may be amended or repealed, and new bylaws adopted, by the NSAM board, but the stockholders of NSAM entitled to vote may adopt additional bylaws and may amend or repeal any bylaw whether or not such bylaw was adopted by the NSAM stockholders.

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF NSAM STOCKHOLDERS

Stockholder Approval Requirements Applicable to Mergers, Consolidations or Sales of Substantially All Assets

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert into another form of entity, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders holding at least two-thirds of the votes entitled to be cast on the matter unless a lesser percentage (but not less than a majority of all the votes entitled to be cast on the matter) is set forth in the corporation's charter.	The DGCL provides that a merger or sale of all or substantially all of the assets of a Delaware corporation shall be approved by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on the merger or sale.

Neither the NSAM charter nor the NSAM bylaws provide a different standard regarding the vote required to approve a merger or sale of all or substantially all of the assets of NSAM.

The Colony NorthStar charter provides that these actions (other than amendments to the provisions of the Colony NorthStar charter related to the restrictions on ownership and transfer of shares of Colony NorthStar capital stock and related charter amendments, which each require the affirmative vote of the holders of shares entitled to cast not less than two-thirds of all the votes entitled to be cast on the matter) may be taken if approved by the affirmative vote of the holders of shares entitled to cast at least a majority of the votes entitled to be cast on the matter.

Ownership Limitations

The Colony NorthStar charter provides that, except with regard to persons exempted by the Colony NorthStar board, no person, including entities, may acquire or hold, directly or indirectly, in excess of 9.8% in value of the aggregate of the outstanding shares of Colony NorthStar's capital stock. In addition, no person, including entities, may acquire or hold, directly or indirectly, in excess of 9.8% (in value or number, whichever is more restrictive) of the aggregate of the outstanding shares of Colony NorthStar common stock or performance common stock. Refer to "Description of Colony NorthStar Capital Stock—Transfer Restrictions" above.	There are no ownership limitations in the NSAM charter or NSAM bylaws.

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF NSAM STOCKHOLDERS

Annual Meetings of the Stockholders

An annual meeting of Colony NorthStar stockholders must be held at a date, time and place as fixed by the Colony NorthStar board.	An annual meeting of NSAM stockholders must be held at the date, time and place, or may instead be held solely by means of remote communication, as may be designated by the NSAM board.

Special Meetings of the Stockholders

The Chairman of the Colony NorthStar board, Vice Chairman of the Colony NorthStar board, Colony NorthStar's Chief Executive Officer, Colony NorthStar's President and the Colony NorthStar board may call special meetings of the Colony NorthStar stockholders. A special meeting of the Colony NorthStar stockholders to act on any matter that may properly be considered at a meeting of Colony NorthStar's stockholders must also be called by Colony NorthStar's secretary upon the written request of stockholders entitled to cast twenty-five percent of all the votes entitled to be cast on such matter at the meeting and containing the information required by the Colony NorthStar bylaws.	A special meeting of NSAM's stockholders may be called at any time by a majority of the NSAM board, the chairperson of the NSAM board, the vice chairperson of the NSAM board, the chief executive officer of NSAM or the president of NSAM, to be held at such date, time and place, or may instead be held by means of remote communication, as may be stated in the notice of meeting. The secretary of NSAM shall call a special meeting of the stockholders upon the written request, stating the purpose of the meeting, of the stockholders who together own of record a majority of the outstanding shares of stock entitled to vote at such meeting

Advance Notice Provisions for Stockholder Nominations and Stockholder Business Proposals

The Colony NorthStar bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to the Colony NorthStar board and the proposal of business to be considered by stockholders at the annual meeting may be made only: (i) pursuant to Colony NorthStar's notice of meeting; (ii) by or at the direction of the Colony NorthStar board; or (iii) by a stockholder of record at the time of giving notice, at the record date set by the Colony NorthStar board for the purpose of determining stockholders entitled to vote at the annual meeting and at the time of the annual meeting,	The NSAM bylaws provide that the proposal of business to be considered by the NSAM stockholders at an annual meeting may be made only (i) in NSAM's notice of meeting given by or at the direction of the NSAM board; (ii) otherwise brought before the annual meeting by or at the direction of the NSAM board; or (iii) by an NSAM stockholder who was a stockholder of record on the date that notice is provided in accordance with the NSAM bylaws, who is entitled to vote and who has complied with the advance notice procedures set forth in the NSAM bylaws.

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF NSAM STOCKHOLDERS

who is entitled to vote at the meeting in the election of directors and who has complied with the advance notice procedures set forth in the Colony NorthStar bylaws. Stockholders generally must provide notice to the Colony NorthStar secretary not before the 150th day or after the 120th day before the first anniversary of the date of Colony NorthStar's proxy statement for the solicitation of proxies for the election of directors at the preceding year's annual meeting; provided, however, that in connection with Colony NorthStar's first annual meeting, stockholders generally must provide notice to the Colony NorthStar secretary not before the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. (Eastern Time) on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the 10th day following the day on which public announcement is first made of the date of such meeting.
To be timely, an NSAM stockholder must provide written notice delivered to the NSAM secretary at NSAM's principal executive offices no later than the 120th day nor earlier than the 150th day before the first anniversary of the prior year's annual meeting, unless the annual meeting is more than 30 days before or after such anniversary date, in which case the notice must be delivered not earlier than the close of business on the 120th day before such annual meeting and not later than the 10th day following the date on which the date of such meeting is first publicly announced. The notice must contain specific information concerning the person to be nominated or the matters to be brought before the meeting as well as specific information concerning the stockholder submitting the proposal or making the nomination, as more particularly described in the NSAM bylaws.

With respect to special meetings of stockholders, only the business specified in the Colony NorthStar notice of meeting may be brought before the meeting. Nominations of persons for election to the Colony NorthStar board at a special meeting may be made only: (i) by the Colony NorthStar board; or (ii) provided that the special meeting has been called in accordance with the Colony NorthStar bylaws for the purposes of electing directors, by a stockholder of record at the time of giving notice, at the record date set by the Colony NorthStar board for the purpose of determining stockholders entitled to vote at the special meeting and at the time of the special meeting, who is entitled to vote at the meeting in the election of directors and who has complied with the advance notice provisions of the Colony NorthStar bylaws. Stockholders generally must provide notice to the Colony NorthStar secretary no earlier than the 120th day before such special meeting and no later than the later of the 90th day before the special meeting or the 10th day after public announcement is first made of the date of the special meeting and the nominees of the Colony NorthStar board to be elected at the meeting.

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF NSAM STOCKHOLDERS

Notice of Stockholder Meetings

Not less than 10 days nor more than 90 days before each meeting of stockholders, Colony NorthStar must give notice of such meeting to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting stating the time and place of the meeting. In the case of special meetings, such notice must state the purpose for which the meeting is called.	Except as otherwise required by Delaware law, not less than 10 days nor more than 60 days before each meeting of stockholders, NSAM must give written notice of such meeting as of the record date for determining the stockholders entitled to notice of the meeting. In the case of special meetings, such notice must state the purpose for which the meeting is called.

Stockholder Action by Written Consent

The Colony NorthStar charter provides that stockholders may act without a meeting by consent in any manner and by any vote permitted by the MGCL and as set forth in the Colony NorthStar bylaws. The Colony NorthStar bylaws provide that any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting if: (i) a unanimous consent setting forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter and filed with the minutes of proceedings of the stockholders; or (ii) the action is advised and submitted to the stockholders for approval by the Colony NorthStar board and a consent in writing or by electronic transmission of holders of shares entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders is delivered to Colony NorthStar in accordance with the MGCL.	The NSAM charter provides that, except as otherwise provided as to any series of preferred stock in the terms of that series, no action of NSAM stockholders required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting of stockholders, without prior notice and without a vote, and the power of the stockholders to consent in writing to the taking of any action without a meeting is specifically denied, unless otherwise approved by a majority of the NSAM board.

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF NSAM STOCKHOLDERS

Business Combination Statute and Control Share Statute

Maryland Business Combination Act: Under Maryland law, certain "business combinations" (which include a merger, consolidation, share exchange and certain transfers, issuances or reclassifications of equity securities) between a Maryland corporation and any person who beneficially owns 10% or more of the voting power of the corporation's outstanding voting stock, or an affiliate or associate of the corporation who beneficially owned 10% or more of the voting power of the corporation's then outstanding stock at any time within the preceding two years, in each case referred to as an "interested stockholder," or an affiliate thereof, are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. Thereafter, any such business combination must be recommended by the board of directors and approved by the affirmative vote of at least: (i) 80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and (ii) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder or its affiliates or associates. The super-majority vote requirements do not apply, however, to business combinations that are approved or exempted by the board of directors prior to the time that the interested stockholder becomes an interested stockholder or if the business combination satisfies certain minimum price, form of consideration and procedural requirements.	Under Delaware law, certain "business combinations" (which includes mergers, asset sales and other similar transactions) between a Delaware corporation and a stockholder that, together with its affiliates and associates, owns (or, under certain circumstances, has owned within the prior three years) 15% or more of the corporation's outstanding voting stock, referred to as an "interested stockholder," are prohibited for a period of three years after the time at which such person became an interested stockholder, unless:

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prior to such time, the corporation's board of directors approved either the business combination or transaction in which the stockholder became an interested stockholder;

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upon becoming an interested stockholder, the stockholder owned at least 85% of the corporation's outstanding voting stock other than shares held by directors who are also officers and certain employee benefit plans; or

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the business combination is approved by both the corporation's board of directors and by holders of at least two-thirds of the corporation's outstanding voting stock (at a meeting and not by written consent), excluding shares owned by the interested stockholder.

The Colony NorthStar board has elected to permit any business combinations between Colony NorthStar and any person, provided that any such business combination is first approved by the Colony NorthStar board (including a majority of the directors of Colony NorthStar who are not affiliates or associates of such person). Consequently, the five-year prohibition and the supermajority vote approval requirements under the Maryland Business Combination Act, otherwise applicable in a business combination between a corporation and an interested stockholder (or its affiliates) will not apply to	As permitted by Delaware law, NSAM has elected to not be governed by the provisions of Delaware law regarding transactions with "interested stockholders" that are described above.

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF NSAM STOCKHOLDERS

business combinations between Colony NorthStar and any of its interested stockholders (or their affiliates). As a result, such parties may be able to enter into business combinations with Colony NorthStar that may not be in the best interest of the stockholders of Colony NorthStar, without compliance with the supermajority vote requirements and the other provisions of the statute.

Control Share Acquisition Provisions of the MGCL: The MGCL provides that "control shares" of a Maryland corporation acquired in a "control share acquisition" have no voting rights except to the extent approved at a special meeting by the affirmative vote of two-thirds of the votes entitled to be cast on the matter, excluding shares of stock in a corporation in respect of which any of the following persons is entitled to exercise or direct the exercise of the voting power of shares of stock of the corporation in the election of directors: (i) a person who makes or proposes to make a control share acquisition; (ii) an officer of the corporation; or (iii) an employee of the corporation who is also a director of the corporation. If voting rights are not approved, then the control shares are subject to redemption by the corporation. "Control shares" are outstanding shares of voting stock that, if aggregated with all other shares of stock previously acquired by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power: (i) one-tenth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more of all voting power. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval.	There is no statutory equivalent control share acquisition statute within the DGCL.
Through a provision in the Colony NorthStar bylaws, Colony NorthStar has elected not to be subject to the control share provisions of the MGCL.

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF NSAM STOCKHOLDERS

Subtitle 8

Subtitle 8 permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in its charter or bylaws, to any or all of five provisions:	There is no statutory equivalent to Subtitle 8 within the DGCL.

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a classified board;

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a two-thirds vote requirement for removing a director;

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a requirement that the number of directors be fixed only by vote of the directors;

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a requirement that a vacancy on the board be filled only by the affirmative vote of a majority of the remaining directors then in office and for the remainder of the full term of the class of directors in which the vacancy occurred; and

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a majority requirement for the calling of a stockholder-requested special meeting of stockholders.

By charter provision, Colony NorthStar has specifically opted out of all of the provisions of Subtitle 8.

Liability and Indemnification of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from: (i) actual receipt of an improper benefit or profit in money, property or services; or (ii) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. The Colony NorthStar charter contains such a provision eliminating directors' and officers' liability to the maximum extent permitted by Maryland law.	The NSAM charter provides, as is permitted under the DGCL, that the directors of NSAM shall have no personal liability to NSAM or its stockholders for money damages except for liability resulting from:

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a breach of a director's duty of loyalty to NSAM or its stockholders;

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acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

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Section 174 of the DGCL (relating to payments of unlawful dividends or unlawful stock repurchases or redemptions); or

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF NSAM STOCKHOLDERS

The Colony NorthStar charter and Colony NorthStar bylaws obligate Colony NorthStar, to the maximum extent permitted by Maryland law, to indemnify any present or former director or officer or any individual who, while a director of Colony NorthStar and at Colony NorthStar's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, trustee, member, manager, employee, partner or agent from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of Colony NorthStar and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Colony NorthStar charter and Colony NorthStar bylaws also permit Colony NorthStar to indemnify and advance expenses to any person who served a predecessor of Colony NorthStar in any of the capacities described above and any employee or agent of Colony NorthStar or a predecessor of Colony NorthStar.

Maryland law requires a corporation (unless its charter provides otherwise, which the Colony NorthStar charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party to, or witness in, by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party to, or witness in, by reason of their service in those or other capacities unless it is established that: (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty; (ii) the director or officer actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. A Maryland corporation

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any transaction from which a director derived an improper personal benefit.

Section 145 of the DGCL provides that a corporation may indemnify any current or former director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement in connection with civil, criminal, administrative or investigative actions or proceedings, other than a derivative action by or in the right of the corporation, if the director, officer, employee or other individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if he or she had no reasonable cause to believe his or her conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses incurred in connection with the defense or settlement of such actions and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation's bylaws, disinterested director vote, stockholder vote, agreement or otherwise.

The NSAM charter provides that each person who was or is made or is threatened to be made a party to any action or proceeding by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer of NSAM or, while a director or officer of NSAM, is or was serving at NSAM's request as a director, officer, employee or agent of another corporation or of a partnership, limited liability entity, joint venture, trust or other enterprise or non-profit entity, including service with respect to employee benefit plans, will be indemnified and held harmless by NSAM to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended. Such rights are not exclusive of any other right which any person may have or thereafter acquire under any statute, provision of the NSAM charter or NSAM bylaws, agreement, vote of stockholders or

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF NSAM STOCKHOLDERS

may not indemnify a director or officer with respect to a proceeding by or in the right of the corporation in which the director or officer was adjudged liable to the corporation or a proceeding charging improper personal benefit to the director or officer in which the director or officer was adjudged liable on the basis that personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by or in the right of the corporation, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of: (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation; and (ii) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Colony NorthStar expects to enter into indemnification agreements with each of its directors and executive officers which will require that Colony NorthStar indemnify such directors and officers to the maximum extent permitted by Maryland law and that Colony NorthStar pay such persons' expenses in defending any civil or criminal proceeding in advance of final disposition of such proceeding.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.	disinterested directors or otherwise. The NSAM charter also specifically authorizes NSAM to maintain insurance and to grant similar indemnification rights to its employees or agents.

In addition, NSAM has entered into indemnification agreements with each of its directors and executive officers. These agreements, among other things, require NSAM to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys' fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding, including any action or proceeding by or in right of NSAM, arising out of the person's services as a director or executive officer.

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF NSAM STOCKHOLDERS

Distributions

Section 2-311 of the MGCL permits the Colony NorthStar board to make any distribution authorized by the Colony NorthStar board (subject to the preferential rights of any outstanding shares of Colony NorthStar preferred stock) unless, after the distribution, Colony NorthStar would not be able to pay its debts as they become due in the usual course of business or Colony NorthStar's total assets would be less than the sum of its total liabilities, plus, unless the Colony NorthStar charter provides otherwise (which it does with regard to the Colony NorthStar series A preferred stock, series B preferred stock, series C preferred stock, series D preferred stock and series E preferred stock, but not the series F preferred stock, series G stock and series H preferred stock), the amount that would be needed if the corporation were dissolved at the time of the distribution to satisfy senior liquidation preferences. In determining whether a distribution is permitted, the Colony NorthStar board may rely either on (i) financial statements prepared on the basis of accounting practices and principles that are reasonable under the circumstances; or (ii) a fair valuation or other method that is reasonable under the circumstances. In addition, Colony NorthStar is permitted to make a distribution so long as the distribution is made from: (i) the net earnings of Colony NorthStar for the fiscal year in which the distribution is made; (ii) its net earnings for the preceding fiscal year; or (iii) the sum of its net earnings for the preceding eight fiscal quarters.	Subject to the preferential rights of any other class or series of NSAM stock, holders of NSAM common stock and NSAM performance common stock are entitled to dividends if, as and when authorized by the NSAM board out of the assets legally available for such distribution; provided that dividends shall not be declared on NSAM performance common stock unless dividends are declared concurrently on NSAM common stock, and any per share dividend declared on NSAM performance common stock must in no case exceed the per share dividend declared on NSAM common stock at the time such dividends on NSAM performance common stock are declared.

Dissenters' Rights

The dissenters' rights of Colony NorthStar stockholders are governed in accordance with the MGCL. The MGCL provides that a dissenting or objecting stockholder has the right to demand and receive payment of the fair value of the stockholder's stock from a successor corporation if: (i) the corporation consolidates or merges with another corporation; (ii) the corporation's stock is to be acquired in a share exchange; (iii) the corporation transfers all or substantially all of its assets in a transaction requiring approval of the corporation's stockholders; (iv) the corporation amends its charter in a way which alters the contract rights, as expressly set forth in the charter, of any outstanding stock and	The DGCL provides that stockholders who dissent from a merger or consolidation of the corporation have the right to demand and receive payment of the fair value of their stock, as appraised by the Delaware Chancery Court. However, dissenters' rights are inapplicable: (i) to stockholders of a surviving corporation whose vote is not required to approve the merger or consolidation; and (ii) to any class of stock listed on a national securities exchange or held of record by over 2,000 stockholders, unless, in either case, such stockholders are required in the merger to accept in exchange for their shares anything other than (A) shares of the surviving corporation; (B) stock

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF NSAM STOCKHOLDERS

substantially adversely affects the stockholder's rights, unless the right to do so is reserved in the charter of the corporation; (v) the transaction is subject to certain provisions of the Maryland Business Combination Act; or (vi) the corporation is being converted to a different corporate form.

The MGCL provides that, subject to a limited exception, a stockholder may not demand the fair value of the stockholder's stock and is bound by the terms of the transaction if, among other things, the stock is listed on a national securities exchange on the record date for determining stockholders entitled to vote on the matter. Holders of shares of Colony NorthStar common stock and performance common stock shall be entitled to exercise the rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute. In addition to the statutory rights of objecting stockholders and notwithstanding the limitations on exercising the rights of an objecting stockholder when the stock is listed on a national securities exchange, a holder of shares of Colony NorthStar class A common stock or Colony NorthStar class B common stock shall have the additional right, pursuant to the Colony NorthStar charter, to demand and receive payment of the fair value of such stockholder's shares of Colony NorthStar common stock in any merger, consolidation or statutory share exchange if the holder is required by the terms of an agreement or plan of merger, consolidation or statutory share exchange to accept for such shares anything except:	of another corporation which is either listed on a national securities exchange or held of record by more than 2,000 stockholders; (C) cash in lieu of fractional shares of such corporations; or (D) any combination of the above. Neither the NSAM charter nor the NSAM bylaws contain any additional provisions relating to dissenters' rights of appraisal.

•

shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

•

shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF NSAM STOCKHOLDERS

•

cash in lieu of fractional shares or fractional depository receipts described in subsections (a) and (b) of Section 5.10 of the Colony NorthStar charter; or

•

any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in subsections (a), (b) and (c) of Section 5.10 of the Colony NorthStar charter.

Holders of shares of Colony NorthStar class A common stock or Colony NorthStar class B common stock exercising the rights of an objecting stockholder provided in the Colony NorthStar charter must comply with the requirements to properly exercise such rights set forth in Title 3, Subtitle 2 of the MGCL to the same extent as if they were exercising the rights of objecting stockholders provided for in Title 3, Subtitle 2 of the MGCL or any successor statute.

REIT Qualification

Following consummation of the Mergers, Colony NorthStar will elect to be treated as a REIT for purposes of the Code. The Colony NorthStar charter provides that the Colony NorthStar board may revoke or otherwise terminate Colony NorthStar's REIT election, without approval of the stockholders, if it determines that it is no longer in Colony NorthStar's best interests to attempt to qualify, or to continue to qualify, as a REIT.	NSAM is not qualified as a REIT.

Exclusive Forum Provision

The Colony NorthStar bylaws provide that, unless Colony NorthStar consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the U.S. District Court for the District of Maryland, Baltimore Division, is the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of Colony NorthStar; (ii) any action asserting a claim of breach of any duty owed by any director or officer or other employee of Colony NorthStar to Colony NorthStar or to the stockholders of Colony NorthStar; (iii) any action asserting a claim against Colony NorthStar or any director or officer or other employee of Colony NorthStar arising pursuant to any provision of the MGCL or the Colony NorthStar charter or Colony NorthStar bylaws; or (iv) any action asserting a claim against Colony NorthStar or any director or officer or other employee of Colony NorthStar that is governed by the internal affairs doctrine.	The NSAM bylaws provide that, subject to limited exceptions, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for: (i) any derivative action or proceeding brought on NSAM's behalf; (ii) any action asserting a claim of breach of a fiduciary duty owed by any of NSAM's directors, officers or other employees to NSAM or its stockholders; (iii) any action asserting a claim against NSAM arising pursuant to any provision of the DGCL, the NSAM charter or the NSAM bylaws; or (iv) any other action asserting a claim against NSAM or any of its directors, officers or other employees that is governed by the internal affairs doctrine.

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF NSAM STOCKHOLDERS

Duties of Directors

Under Maryland law, the standard of conduct for directors is governed by statute. The MGCL requires that a director of a Maryland corporation perform his or her duties: (i) in good faith; (ii) in a manner the director reasonably believes to be in the interests of the corporation; and (iii) with the care that an ordinarily prudent person in a like position would use under similar circumstances.	Under Delaware law, the standards of conduct for directors have developed through written opinions of the Delaware courts. Generally, directors of a Delaware corporation are subject to a duty of loyalty, a duty of care and a duty of disclosure to the corporation's stockholders. The duty of care requires directors to exercise the care that a similarly situated person would exercise under similar circumstances, including informing themselves prior to making a business decision of all material information reasonably available to them. The duty of loyalty requires directors to act in a manner that a director honestly believes to be in the best interest of the corporation and its stockholders. The duty of disclosure requires directors to disclose fully and fairly all material information within the board's control when it seeks stockholder action.

Comparison of Rights of Colony NorthStar Stockholders and Colony Stockholders

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF COLONY STOCKHOLDERS

Corporate Governance

Colony NorthStar is a Maryland corporation that will elect to be taxed as a REIT for U.S. federal income tax purposes effective January 1, 2017.	Colony is a Maryland corporation that has elected to be taxed as a REIT for U.S. federal income tax purposes.
The rights of Colony NorthStar stockholders are governed by the MGCL, the Colony NorthStar charter and the Colony NorthStar bylaws.	The rights of Colony stockholders are governed by the MGCL, the Colony charter and the Colony bylaws.

Authorized Capital Stock

Colony NorthStar is authorized to issue an aggregate of 949,000,000 shares of Colony NorthStar class A common stock, 1,000,000 shares of Colony NorthStar class B common stock, 50,000,000 shares of Colony NorthStar performance common stock and up to 250,000,000 shares of Colony NorthStar preferred stock, of which: (i) 2,900,000 shares are classified as Colony NorthStar series A preferred stock; (ii) 14,920,000 shares are classified as Colony NorthStar series B preferred stock; (iii) 5,750,000 shares are classified as Colony NorthStar series C preferred stock; (iv) 8,050,000 shares are classified as Colony NorthStar series D preferred stock; (v) 10,350,000 shares are classified as Colony NorthStar series E preferred stock; (vi) 10,400,000 shares are classified as Colony NorthStar series F preferred stock; (vii) 3,450,000 shares are classified as Colony NorthStar series G preferred stock; and (viii) 11,500,000 shares are classified as Colony NorthStar series H preferred stock.	Colony is authorized to issue an aggregate of 449,000,000 shares of Colony class A common stock, 1,000,000 shares of Colony class B common stock, and up to 50,000,000 shares of Colony preferred stock, of which: (i) 10,400,000 shares are classified as Colony series A preferred stock; (ii) 3,450,000 shares are classified as Colony series B preferred stock; and (iii) 11,500,000 shares are classified as Colony series C preferred stock. As of July 26, 2016, there were issued and outstanding 113,263,729 shares of Colony class A common stock, 527,131 shares of Colony class B common stock and 25,030,000 shares of Colony preferred stock.

Size of the Board of Directors

Following consummation of the Mergers, the Colony NorthStar board will consist of 10 directors.	The Colony board consists of six directors.

Voting Rights

Each holder of Colony NorthStar class A common stock is entitled to one vote per share and each holder of Colony NorthStar class B common stock is entitled to 36.5 votes per share on all matters upon which Colony NorthStar common stockholders are entitled to vote. Holders of Colony NorthStar performance common stock are not entitled to vote, except with respect to limited matters impacting the rights of holders of Colony NorthStar performance common stock.	Each holder of Colony class A common stock is entitled to one vote per share and each holder of Colony class B common stock entitles the holder to 36.5 votes per share on all matters submitted to a vote of stockholders, including the election of directors, and, except as provided with respect to any other class or series of shares of capital stock, the holders of such shares of Colony common stock will possess the exclusive voting power.
A nominee for director shall be elected as a director only if such nominee receives the affirmative vote of a majority of the total votes

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF COLONY STOCKHOLDERS

cast for and against such nominee, unless there is a contested election, in which case directors shall be elected by a plurality of votes cast at a meeting. Unless a greater vote is otherwise required under the MGCL or the Colony NorthStar charter, the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter is required to approve all other matters before the stockholders, except with respect to amendments to the provisions of the Colony NorthStar charter related to the restrictions on ownership and transfer of shares of stock of Colony NorthStar and related charter amendments, which each require the affirmative vote of the stockholders entitled to cast not less than two-thirds of all the votes entitled to be cast on the matter.

Amendment of the Colony NorthStar Charter and the Colony Charter

Subject to the rights of any shares of preferred stock outstanding from time to time and except for provisions in the Colony NorthStar charter relating to restrictions on ownership and transfer of shares of stock of Colony NorthStar and related charter amendments (which each require the affirmative vote of the holders of shares entitled to cast not less than two-thirds of all the votes entitled to be cast on the matter), the Colony NorthStar charter may be amended only if the charter amendment is declared advisable by the Colony NorthStar board and, to the extent stockholder approval is required, approved by the affirmative vote of the holders of shares entitled to cast not less than a majority of all of the votes entitled to be cast on the matter.	Subject to the rights of any shares of preferred stock outstanding from time to time and except for provisions in the Colony charter relating to the removal of directors, restrictions on ownership and transfer of shares of stock of Colony and charter amendments (which each require the affirmative vote of the holders of shares entitled to cast not less than two-thirds of all the votes entitled to be cast on the matter), the Colony charter may be amended only if the charter amendment is declared advisable by the Colony board and, to the extent stockholder approval is required, approved by the affirmative vote of the holders of shares entitled to cast not less than a majority of all of the votes entitled to be cast on the matter.

Bylaw Amendments

The Colony NorthStar bylaws may be amended, altered, repealed or rescinded (i) by the Colony NorthStar board or (ii) by the stockholders, by the affirmative vote of a majority of all the votes entitled to be cast generally in the election of directors; provided, however, that any amendment to the Colony NorthStar bylaws approved by the stockholders by the affirmative vote of a majority of all the votes entitled to be cast generally in the election of directors may not be amended by the Colony NorthStar board without the affirmative vote of a majority of all the votes entitled to be cast generally in the election of directors.	The Colony bylaws provide that the Colony board has the exclusive power, at any time, to adopt, alter or repeal any provisions of the Colony bylaws or to make new bylaws.

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF COLONY STOCKHOLDERS

Removal of Directors

The Colony NorthStar charter provides that, subject to the rights of holders of one or more classes or series of preferred stock, a director may be removed from office at any time, with or without cause, by the affirmative vote of the holders of shares entitled to cast a majority of the votes entitled to be cast generally in the election of directors.	The Colony charter provides that, subject to the rights of holders of one or more classes or series of preferred stock, a director may be removed only for cause (defined in the Colony charter to mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to Colony through bad faith or active and deliberate dishonesty), and then only by at least two-thirds of the votes entitled to be cast generally in the election of directors.

Election of Directors

A nominee for director shall be elected as a director only if such nominee receives the affirmative vote of a majority of the total votes cast for and against such nominee, unless there is a contested election, in which case directors shall be elected by a plurality of votes cast at a meeting. Unless a greater vote is otherwise required under the MGCL or the Colony NorthStar charter, the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter is required to approve all other matters before the stockholders, except with respect to amendments to the provisions of the Colony NorthStar charter related to the restrictions on ownership and transfer of shares of stock of Colony NorthStar and related charter amendments, which each require the affirmative vote of the stockholders entitled to cast not less than two-thirds of all the votes entitled to be cast on the matter.	Election of directors of Colony requires a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present.

Filling Vacancies of Directors

The Colony NorthStar charter provides that vacancies on the Colony NorthStar board may be filled in the manner provided in the Colony NorthStar bylaws, which provide that vacancies on the Colony NorthStar board may be filled by a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, or by the stockholders. Under Maryland law, stockholders may fill a vacancy on the Colony NorthStar board that is caused by the removal of a director. Any director elected to fill a vacancy will serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified.	Subtitle 8 permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject to a provision of the MGCL that provides that a vacancy on the board of directors may be filled only by a vote of the remaining directors in office and that any such director elected to fill a vacancy will serve for the remainder of the full term of the class of directors in which the vacancy occurred.

Through a provision in the Colony charter, Colony has elected to be subject to such provision of Maryland law requiring that vacancies on the Colony board may be filled only by the remaining

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF COLONY STOCKHOLDERS

directors in office and that any directors elected by the board to fill a vacancy will serve for the remainder of the full term of the class of directors in which the vacancy occurred.

Special Meetings of the Stockholders

The Chairman of the Colony NorthStar board, Vice Chairman of the Colony NorthStar board, Colony NorthStar's Chief Executive Officer, Colony NorthStar's President and the Colony NorthStar board may call special meetings of the Colony NorthStar stockholders. A special meeting of the Colony NorthStar stockholders to act on any matter that may properly be considered at a meeting of Colony NorthStar's stockholders must also be called by Colony NorthStar's secretary upon the written request of stockholders entitled to cast twenty-five percent of all the votes entitled to be cast on such matter at the meeting and containing the information required by the Colony NorthStar bylaws.	A special meeting of the stockholders of Colony may be called by a majority of the Colony board, the Chairman of the Colony board, Colony's Chief Executive Officer or its President. A special meeting of the Colony stockholders to act on any matter that may properly be considered at a meeting of Colony's stockholders may also be called by Colony's secretary upon the written request of holders of shares entitled to cast a majority of all the votes entitled to be cast on such matter at the meeting, which request must contain the information required by the Colony bylaws. Colony's secretary will inform the requesting stockholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including Colony's proxy materials), and the requesting stockholders must pay such estimated cost before the Colony secretary may prepare and mail the notice of such special meeting.

Stockholder Action by Written Consent

The Colony NorthStar charter provides that stockholders may act without a meeting by consent in any manner and by any vote permitted by the MGCL and as set forth in the Colony NorthStar bylaws. The Colony NorthStar bylaws provide that any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting if: (i) a unanimous consent setting forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter and filed with the minutes of proceedings of the stockholders; or (ii) the action is advised and submitted to the stockholders for approval by the Colony NorthStar board and a consent in writing or by electronic transmission of holders of shares entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders is delivered to Colony NorthStar in accordance with the MGCL.	Under the MGCL, stockholders entitled to vote generally in the election of directors may act by unanimous written consent, unless the charter provides otherwise. The Colony charter provides that stockholders may act without a meeting by consent in any manner and by any vote permitted by the MGCL and as set forth in the Colony bylaws. The Colony bylaws provide that stockholders may act without a meeting only if a unanimous consent which sets forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter.

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF COLONY STOCKHOLDERS

Ownership Limitations

Except with regard to persons exempted by the Colony NorthStar board, no person, including entities, may acquire or hold, directly or indirectly, in excess of 9.8% in value of the aggregate of the outstanding shares of Colony NorthStar's capital stock. In addition, no person, including entities, may acquire or hold, directly or indirectly, in excess of 9.8% (in value or number, whichever is more restrictive) of the aggregate of the outstanding shares of Colony NorthStar common stock or performance common stock. Refer to "Description of Colony NorthStar Capital Stock—Transfer Restrictions" above.	With certain exceptions, the Colony charter provides that no person may own, actually or constructively, more than 8.0% (in value or number, whichever is more restrictive) of the aggregate of the outstanding shares of Colony common stock or 9.8% of the aggregate of the outstanding shares of any class or series of Colony preferred stock (in value or number, whichever is more restrictive). In addition, the Colony charter provides that certain investment entities, as defined therein, may own, actually or constructively up to 9.9% (in value or number, whichever is more restrictive) of the aggregate of the outstanding common stock.

Dissenters' Rights

The dissenters' rights of Colony NorthStar stockholders are governed in accordance with the MGCL. The MGCL provides that a dissenting or objecting stockholder has the right to demand and receive payment of the fair value of the stockholder's stock from a successor corporation if: (i) the corporation consolidates or merges with another corporation; (ii) the corporation's stock is to be acquired in a share exchange; (iii) the corporation transfers all or substantially all of its assets in a transaction requiring approval of the corporation's stockholders; (iv) the corporation amends its charter in a way which alters the contract rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the stockholder's rights, unless the right to do so is reserved in the charter of the corporation; (v) the transaction is subject to certain provisions of the Maryland Business Combination Act; or (vi) the corporation is being converted to a different corporate form.	As permitted by the MGCL, Colony's charter provides that stockholders shall not be entitled to exercise any rights of an objecting stockholder provided for under the MGCL unless the Colony board, upon the affirmative vote of a majority of the Colony board, determines that such rights apply.

The MGCL provides that, subject to a limited exception, a stockholder may not demand the fair value of the stockholder's stock and is bound by the terms of the transaction if, among other things, the stock is listed on a national securities exchange on the record date for determining stockholders entitled to vote on the matter. Holders of shares of Colony NorthStar common stock and performance common stock shall be entitled to exercise the rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute. In addition to the statutory rights of objecting stockholders and notwithstanding the limitations on exercising the rights of an objecting stockholder when the

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF COLONY STOCKHOLDERS

stock is listed on a national securities exchange, a holder of shares of Colony NorthStar class A common stock or Colony NorthStar class B common stock shall have the additional right, pursuant to the Colony NorthStar charter, to demand and receive payment of the fair value of such stockholder's shares of Colony NorthStar common stock in any merger, consolidation or statutory share exchange if the holder is required by the terms of an agreement or plan of merger, consolidation or statutory share exchange to accept for such shares anything except:

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shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

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shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

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cash in lieu of fractional shares or fractional depository receipts described in subsections (a) and (b) of Section 5.10 of the Colony NorthStar charter; or

•

any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in subsections (a), (b) and (c) of Section 5.10 of the Colony NorthStar charter.

Holders of shares of Colony NorthStar class A common stock or Colony NorthStar class B common stock exercising the rights of an objecting stockholder provided in the Colony NorthStar charter must comply with the requirements to properly exercise such rights set forth in Title 3, Subtitle 2 of the MGCL to the same extent as if they were exercising the rights of objecting stockholders provided for in Title 3, Subtitle 2 of the MGCL or any successor statute.

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF COLONY STOCKHOLDERS

Subtitle 8

Subtitle 8 permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in its charter or bylaws, to any or all of five provisions:

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a classified board;

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a two-thirds vote requirement for removing a director;

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a requirement that the number of directors be fixed only by vote of the directors;

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a requirement that a vacancy on the board be filled only by the affirmative vote of a majority of the remaining directors then in office and for the remainder of the full term of the class of directors in which the vacancy occurred; and

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a majority requirement for the calling of a stockholder-requested special meeting of stockholders.

Subtitle 8 permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in its charter or bylaws, to any or all of five provisions:

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a classified board;

•

a two-thirds vote requirement for removing a director;

•

a requirement that the number of directors be fixed only by vote of the directors;

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a requirement that a vacancy on the board be filled only by the affirmative vote of a majority of the remaining directors then in office and for the remainder of the full term of the class of directors in which the vacancy occurred; and

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a majority requirement for the calling of a stockholder-requested special meeting of stockholders.

By charter provision, Colony NorthStar has specifically opted out of all of the provisions of Subtitle 8.
Colony has elected through a provision in its charter to be subject to the provisions of Subtitle 8 relating to the filling of vacancies on the Colony board. Through provisions in the Colony charter and Colony bylaws unrelated to Subtitle 8, Colony: (i) requires a two-thirds vote for the removal of any director from the Colony board (and only for cause); (ii) vests in the Colony board the exclusive power to fix the number of directorships; and (iii) requires, unless called by the Chairman of the Colony board, President, Chief Executive Officer or the Colony board, the request of holders of a majority of all the votes entitled to be cast to call a special meeting of stockholders. In the future, the Colony board may elect, without stockholder approval, to classify itself pursuant to the provisions of Subtitle 8.

Comparison of Rights of Colony NorthStar Stockholders and NRF Stockholders

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF NRF STOCKHOLDERS

Corporate Governance

Colony NorthStar is a Maryland corporation that will elect to be taxed as a REIT for U.S. federal income tax purposes effective January 1, 2017.	NRF is a Maryland corporation that has elected to be taxed as a REIT for U.S. federal income tax purposes.
The rights of Colony NorthStar stockholders are governed by the MGCL, the Colony NorthStar charter and the Colony NorthStar bylaws.	The rights of NRF stockholders are governed by the MGCL, the NRF charter and the NRF bylaws.

Authorized Capital Stock

Colony NorthStar is authorized to issue an aggregate of 949,000,000 shares of Colony NorthStar class A common stock, 1,000,000 shares of Colony NorthStar class B common stock, 50,000,000 shares of Colony NorthStar performance common stock and up to 250,000,000 shares of Colony NorthStar preferred stock, of which: (i) 2,900,000 shares are classified as Colony NorthStar series A preferred stock; (ii) 14,920,000 shares are classified as Colony NorthStar series B preferred stock; (iii) 5,750,000 shares are classified as Colony NorthStar series C preferred stock; (iv) 8,050,000 shares are classified as Colony NorthStar series D preferred stock; (v) 10,350,000 shares are classified as Colony NorthStar series E preferred stock; (vi) 10,400,000 shares are classified as Colony NorthStar series F preferred stock; (vii) 3,450,000 shares are classified as Colony NorthStar series G preferred stock; and (viii) 11,500,000 shares are classified as Colony NorthStar series H preferred stock.	NRF is authorized to issue an aggregate of 500,000,000 shares of NRF common stock, and up to 250,000,000 shares of NRF preferred stock, of which: (i) 2,900,000 shares are classified as NRF series A preferred stock; (ii) 14,920,000 shares are classified as NRF series B preferred stock; (iii) 5,750,000 shares are classified as NRF series C preferred stock; (iv) 8,050,000 shares are classified as NRF series D preferred stock; and (v) 10,350,000 shares are classified as NRF series E preferred stock. As of July 26, 2016, there were issued and outstanding 180,577,119 shares of NRF common stock and 39,465,594 shares of NRF preferred stock.

Size of the Board of Directors

Following consummation of the Mergers, the Colony NorthStar board will consist of 10 directors.	The NRF board consists of six directors.

Voting Rights

Each holder of Colony NorthStar class A common stock is entitled to one vote per share and each holder of Colony NorthStar class B common stock is entitled to 36.5 votes per share on all matters upon which Colony NorthStar common stockholders are entitled to vote. Holders of Colony NorthStar performance common stock are not entitled to vote, except with respect to limited matters impacting the rights of holders of Colony NorthStar performance common stock.	Each holder of NRF common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as expressly provided with respect to any other class or series of stock, the holders of NRF common stock will possess the exclusive voting power on all matters submitted to a vote of stockholders.

A nominee for director shall be elected as a director only if such nominee receives the affirmative vote of a majority of the total votes cast for and against such nominee, unless there is a contested election, in which case directors shall

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF NRF STOCKHOLDERS

be elected by a plurality of votes cast at a meeting. Unless a greater vote is otherwise required under the MGCL or the Colony NorthStar charter, the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter is required to approve all other matters before the stockholders, except with respect to amendments to the provisions of the Colony NorthStar charter related to the restrictions on ownership and transfer of shares of stock of Colony NorthStar and related charter amendments, which each require the affirmative vote of the stockholders entitled to cast not less than two-thirds of all the votes entitled to be cast on the matter.

Election of Directors

A nominee for director shall be elected as a director only if such nominee receives the affirmative vote of a majority of the total votes cast for and against such nominee, unless there is a contested election, in which case directors shall be elected by a plurality of votes cast at a meeting. Unless a greater vote is otherwise required under the MGCL or the Colony NorthStar charter, the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter is required to approve all other matters before the stockholders, except with respect to amendments to the provisions of the Colony NorthStar charter related to the restrictions on ownership and transfer of shares of stock of Colony NorthStar and related charter amendments, which each require the affirmative vote of the stockholders entitled to cast not less than two-thirds of all the votes entitled to be cast on the matter.	Election of directors of NRF requires a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present.

Filling Vacancies of Directors

The Colony NorthStar charter provides that vacancies on the Colony NorthStar board may be filled in the manner provided in the Colony NorthStar bylaws, which provide that vacancies on the Colony NorthStar board may be filled by a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, or by the stockholders. Under Maryland law, stockholders may fill a vacancy on the Colony NorthStar board that is caused by the removal of a director. Any director elected to fill a vacancy will serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified.	Subtitle 8 permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject to a provision of the MGCL that provides that a vacancy on the board of directors may be filled only by a vote of the remaining directors in office and that any such director elected to fill a vacancy will serve for the remainder of the full term of the class of directors in which the vacancy occurred.

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF NRF STOCKHOLDERS

Through a provision in the NRF charter, NRF has elected to be subject to such provision of Maryland law requiring that vacancies on the NRF board may be filled only by the remaining directors in office and that any directors elected by the board to fill a vacancy will serve for the remainder of the full term of the class of directors in which the vacancy occurred.

Removal of Directors

The Colony NorthStar charter provides that, subject to the rights of holders of one or more classes or series of preferred stock, a director may be removed from office at any time, with or without cause, by the affirmative vote of the holders of shares entitled to cast a majority of the votes entitled to be cast generally in the election of directors.	The NRF charter provides that, subject to the rights of holders of one or more classes or series of preferred stock, a director may be removed from office at any time, with or without cause, by the affirmative vote of the holders of shares entitled to cast two-thirds of the votes entitled to be cast generally in the election of directors.

Special Meetings of the Stockholders

The Chairman of the Colony NorthStar board, Vice Chairman of the Colony NorthStar board, Colony NorthStar's Chief Executive Officer, Colony NorthStar's President and the Colony NorthStar board may call special meetings of the Colony NorthStar stockholders. A special meeting of the Colony NorthStar stockholders to act on any matter that may properly be considered at a meeting of Colony NorthStar's stockholders must also be called by Colony NorthStar's secretary upon the written request of stockholders entitled to cast twenty-five percent of all the votes entitled to be cast on such matter at the meeting and containing the information required by the Colony NorthStar bylaws.	A special meeting of the stockholders of NRF may be called by a majority of the NRF board, the Chairman of the NRF board, NRF's Chief Executive Officer or its President. A special meeting of the NRF stockholders to act on any matter that may properly be considered at a meeting of NRF's stockholders may also be called by NRF's secretary upon the written request of holders of shares entitled to cast a majority of all the votes entitled to be cast on such matter at the meeting, which request must contain the information required by the NRF bylaws. NRF's secretary will inform the requesting stockholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including NRF's proxy materials), and the requesting stockholders must pay such estimated cost before the NRF secretary may prepare and mail the notice of such special meeting.

Stockholder Action by Written Consent

The Colony NorthStar charter provides that stockholders may act without a meeting by consent in any manner and by any vote permitted by the MGCL and as set forth in the Colony NorthStar bylaws. The Colony NorthStar bylaws provide that any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting if: (i) a unanimous	Under the MGCL, stockholders entitled to vote generally in the election of directors may act by unanimous written consent, unless the charter provides otherwise. The NRF charter does not provide for stockholder action without a meeting by less than unanimous written consent.

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF NRF STOCKHOLDERS

consent setting forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter and filed with the minutes of proceedings of the stockholders; or (ii) the action is advised and submitted to the stockholders for approval by the Colony NorthStar board and a consent in writing or by electronic transmission of holders of shares entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders is delivered to Colony NorthStar in accordance with the MGCL.

Amendment of the Colony NorthStar Charter and the NRF Charter

Subject to the rights of any shares of preferred stock outstanding from time to time and except for provisions in the Colony NorthStar charter relating to restrictions on ownership and transfer of shares of stock of Colony NorthStar and related charter amendments (which each require the affirmative vote of the holders of shares entitled to cast not less than two-thirds of all the votes entitled to be cast on the matter), the Colony NorthStar charter may be amended only if the charter amendment is declared advisable by the Colony NorthStar board and, to the extent stockholder approval is required, approved by the affirmative vote of the holders of shares entitled to cast not less than a majority of all of the votes entitled to be cast on the matter.	Subject to the rights of any shares of preferred stock outstanding from time to time and except for its provisions relating to removal of directors and charter amendments (which each require the affirmative vote of the holders of shares entitled to cast not less than two-thirds of all the votes entitled to be cast on the matter), the NRF charter may be amended only if declared advisable by the NRF board and, to the extent stockholder approval is required, approved by the affirmative vote of the holders of shares entitled to cast not less than a majority of all of the votes entitled to be cast on the matter.

Bylaw Amendments

The Colony NorthStar bylaws may be amended, altered, repealed or rescinded (i) by the Colony NorthStar board or (ii) by the stockholders, by the affirmative vote of a majority of all the votes entitled to be cast generally in the election of directors; provided, however, that any amendment to the Colony NorthStar bylaws approved by the stockholders by the affirmative vote of a majority of all the votes entitled to be cast generally in the election of directors may not be amended by the Colony NorthStar board without the affirmative vote of a majority of all the votes entitled to be cast generally in the election of directors.	The NRF bylaws provide that the NRF board has the exclusive power, at any time, to adopt, alter or repeal any provisions of the NRF bylaws or to make new bylaws.

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF NRF STOCKHOLDERS

Dissenters' Rights

The dissenters' rights of Colony NorthStar stockholders are governed in accordance with the MGCL. The MGCL provides that a dissenting or objecting stockholder has the right to demand and receive payment of the fair value of the stockholder's stock from a successor corporation if: (i) the corporation consolidates or merges with another corporation; (ii) the corporation's stock is to be acquired in a share exchange; (iii) the corporation transfers all or substantially all of its assets in a transaction requiring approval of the corporation's stockholders; (iv) the corporation amends its charter in a way which alters the contract rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the stockholder's rights, unless the right to do so is reserved in the charter of the corporation; (v) the transaction is subject to certain provisions of the Maryland Business Combination Act; or (vi) the corporation is being converted to a different corporate form.	As permitted by the MGCL, NRF's charter provides that stockholders shall not be entitled to exercise any rights of an objecting stockholder provided for under the MGCL unless the NRF board, upon the affirmative vote of a majority of the NRF board, determines that such rights apply.

The MGCL provides that, subject to a limited exception, a stockholder may not demand the fair value of the stockholder's stock and is bound by the terms of the transaction if, among other things, the stock is listed on a national securities exchange on the record date for determining stockholders entitled to vote on the matter. Holders of shares of Colony NorthStar common stock and performance common stock shall be entitled to exercise the rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute. In addition to the statutory rights of objecting stockholders and notwithstanding the limitations on exercising the rights of an objecting stockholder when the stock is listed on a national securities exchange, a holder of shares of Colony NorthStar class A common stock or Colony NorthStar class B common stock shall have the additional right, pursuant to the Colony NorthStar charter, to demand and receive payment of the fair value of such stockholder's shares of Colony NorthStar common stock in any merger, consolidation or

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF NRF STOCKHOLDERS

statutory share exchange if the holder is required by the terms of an agreement or plan of merger, consolidation or statutory share exchange to accept for such shares anything except:

•

shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

•

shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

•

cash in lieu of fractional shares or fractional depository receipts described in subsections (a) and (b) of Section 5.10 of the Colony NorthStar charter; or

•

any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in subsections (a), (b) and (c) of Section 5.10 of the Colony NorthStar charter.

Holders of shares of Colony NorthStar class A common stock or Colony NorthStar class B common stock exercising the rights of an objecting stockholder provided in the Colony NorthStar charter must comply with the requirements to properly exercise such rights set forth in Title 3, Subtitle 2 of the MGCL to the same extent as if they were exercising the rights of objecting stockholders provided for in Title 3, Subtitle 2 of the MGCL or any successor statute.

RIGHTS OF COLONY NORTHSTAR STOCKHOLDERS	RIGHTS OF NRF STOCKHOLDERS

Subtitle 8

Subtitle 8 permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in its charter or bylaws, to any or all of five provisions:

•

a classified board;

•

a two-thirds vote requirement for removing a director;

•

a requirement that the number of directors be fixed only by vote of the directors;

•

a requirement that a vacancy on the board be filled only by the affirmative vote of a majority of the remaining directors then in office and for the remainder of the full term of the class of directors in which the vacancy occurred; and

•

a majority requirement for the calling of a stockholder-requested special meeting of stockholders.

By charter provision, Colony NorthStar has specifically opted out of all of the provisions of Subtitle 8.

Subtitle 8 permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in its charter or bylaws, to any or all of five provisions:

•

a classified board;

•

a two-thirds vote requirement for removing a director;

•

a requirement that the number of directors be fixed only by vote of the directors;

•

a requirement that a vacancy on the board be filled only by the affirmative vote of a majority of the remaining directors then in office and for the remainder of the full term of the class of directors in which the vacancy occurred; and

•

a majority requirement for the calling of a stockholder-requested special meeting of stockholders.

Through provisions in the NRF charter and NRF bylaws unrelated to Subtitle 8, NRF: (i) requires a two-thirds vote for the removal of any director from the NRF board; (ii) vests in the NRF board the exclusive power to fix the number of directorships and fill vacancies on the board; and (iii) requires, unless called by the Chairman of the NRF board, President, Chief Executive Officer or the NRF board, the request of holders of a majority of outstanding shares to call a special meeting of stockholders.

 COLONY NORTHSTAR STATUS UNDER THE INVESTMENT COMPANY ACT OF 1940

                None of Colony NorthStar, NSAM, Colony or NRF is currently registered as an investment company under the Investment Company Act. It is a condition to the completion of the Mergers that each of NSAM, Colony and NRF receives a written opinion of counsel, dated as of the date of the applicable Mergers, to the effect that Colony NorthStar is not, and as a result of the consummation of the Mergers will not be, required to register as an investment company under the Investment Company Act.

                Following the closing of the Mergers, Colony NorthStar intends to conduct its operations so that it is not required to register as an investment company under the Investment Company Act.

                Section 3(a)(1)(A) of the Investment Company Act defines an investment company as any issuer that is or holds itself out as being engaged primarily in the business of investing, reinvesting or trading in securities. Section 3(a)(1)(C) of the Investment Company Act defines an investment company as any issuer that is engaged in, or proposes to engage in, the business of investing, reinvesting, owning, holding or trading in securities and owns or proposes to acquire investment securities having a value exceeding 40% of the value of the issuer's total assets (exclusive of U.S. Government securities and cash items) on an unconsolidated basis. Excluded from the definition of investment securities under the Investment Company Act, among other things, are U.S. Government securities and securities issued by majority-owned subsidiaries that are not themselves investment companies and are not relying on the exception from the definition of investment company set forth in Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act.

                Following the closing of the Mergers, Colony NorthStar will be organized as a holding company that conducts its businesses primarily through wholly-owned or majority-owned subsidiaries. Colony NorthStar intends to limit the investment securities it holds in its wholly-owned or majority-owned subsidiaries that rely on the exception from the definition of investment company contained in Section 3(c)(1) or 3(c)(7) of the Investment Company Act, together with any other investment securities Colony NorthStar may hold directly, in order that, combined, the value of such securities do not exceed 40% of the value of Colony NorthStar's total assets (exclusive of U.S. Government securities and cash items) on an unconsolidated basis. Colony NorthStar intends to monitor its holdings to ensure ongoing compliance with this test. In addition, Colony NorthStar believes it is not an investment company under Section 3(a)(1)(A) of the Investment Company Act because it does not and will not engage primarily, or hold itself out as being engaged primarily, in the business of investing, reinvesting or trading in securities. Rather, Colony NorthStar, through its wholly-owned and majority-owned subsidiaries, is primarily engaged in the non-investment company businesses of these subsidiaries and that, following the closing of the Mergers, certain of its subsidiaries will qualify for an exemption from registration under the Investment Company Act under other applicable exemptions, including Section 3(c)(5)(C) and Section 3(c)(6) of the Investment Company Act.

                Continuing qualification for exemption from registration under the Investment Company Act will limit Colony NorthStar's ability to make certain investments. For example, for Colony NorthStar's subsidiaries that rely on Section 3(c)(5)(C) of the Investment Company Act, the requirements to maintain the exemption will limit their ability to invest directly in mortgage-backed securities that represent less than the entire ownership in a pool of mortgage loans, debt and equity tranches of securitizations and certain asset-backed securities and real estate companies or assets not related to real estate.

                Colony NorthStar will classify its investments for purposes of testing for these exemptions based in large measure on no-action letters issued by the Staff of the SEC and other SEC interpretive guidance. These positions were based upon facts that may be different from those of Colony NorthStar, and many of these no-action positions were issued more than twenty years ago. To the extent that the Staff of the Division of Investment Management of the SEC provides more specific guidance regarding any of the matters bearing upon any exemption on which Colony NorthStar may rely, Colony NorthStar may be required to adjust its holdings and strategies accordingly. Additional guidance from the Staff of the Division of Investment Management of the SEC could provide additional flexibility to Colony NorthStar, or it could further inhibit Colony NorthStar's ability to pursue the strategies it has chosen. For example, on August 31, 2011, the SEC issued a concept release (Release No. 29778, File No. S7-34-11, Companies Engaged in the Business of Acquiring Mortgages and Mortgage Related Instruments), pursuant to which it is reviewing whether certain companies, such as Colony NorthStar, that invest in mortgage-backed securities should continue to be allowed to rely on the exclusion from registration under Section 3(c)(5)(C) of the Investment Company Act. If the SEC takes action with respect to this exclusion, these changes could result in Colony NorthStar's CDOs and other subsidiaries being no longer able to rely on the exclusion from registration under Section 3(c)(5)(C) of the Investment Company Act. In such a case, Colony NorthStar would either need to conform its activities to one or more other exemptions from the Investment Company Act or lose its status as exempt from registration under the Investment Company Act, either of which could result in an adverse effect on Colony NorthStar.

                If Colony NorthStar or its subsidiaries fail to maintain an exception or exemption from the Investment Company Act, Colony NorthStar may be required to, among other things: (i) substantially change the manner in which it conducts its operations to avoid being required to register as an investment company under the Investment Company Act; or (ii) register as an investment company under the Investment Company Act. Either of (i) or (ii) could have an adverse effect on Colony NorthStar and the market price of its securities. If Colony NorthStar were required to register as an investment company under the Investment Company Act, Colony NorthStar would become subject to substantial regulation with respect to its capital structure (including its ability to use leverage), management, operations, transactions with affiliated persons (as defined in the Investment Company Act), portfolio composition, including restrictions with respect to diversification and industry concentration, and other matters.

CERTAIN BENEFICIAL OWNERSHIP OF NSAM COMMON STOCK

Ownership of Equity Securities of NSAM by Directors and Executive Officers

                The following table sets forth, as of November 2, 2016 (unless otherwise indicated), the total number and the percentage of shares of NSAM common stock beneficially owned by:

  •
  each of NSAM's directors;

  •
  each of the NSAM executive officers; and

  •
  all of NSAM's directors and executive officers as a group.

	Common Stock		Common Stock, Performance Common Stock and Units
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	% of Common Stock(3)	Number of Shares and LTIP Units Beneficially Owned(2)	% of Shares and LTIP Units(3)	Number of Shares, LTIP Units, Performance Common Stock and RSUs Beneficially Owned(2)	% of Shares, LTIP Units and RSUs(3)
David T. Hamamoto(4)	2,222,421	1.18%	2,857,377	1.51%	5,014,732	2.62%
Albert Tylis(5)	1,061,367	*	1,345,718	*	2,783,955	1.46%
Daniel R. Gilbert(6)	1,345,614	*	1,726,159	*	3,164,396	1.66%
Debra A. Hess(7)	329,503	*	428,666	*	841,544	*
Ronald J. Lieberman(8)	217,606	*	246,286	*	510,063	*
Stephen E. Cummings(9)	48,619	*	48,619	*	48,619	*
Judith A. Hannaway(9)	45,070	*	45,070	*	45,070	*
Oscar Junquera(9)	41,470	*	41,470	*	41,470	*
Justin Metz(9)	11,824	*	11,824	*	11,824	*
Wesley D. Minami(9)	35,050	*	35,050	*	35,050	*
Louis J. Paglia(9)	96,768	*	96,768	*	96,768	*

All directors and executive officers as a group (11 persons)	5,455,312	2.89%	6,883,007	3.63%	12,593,491	6.61%

*
Less than one percent.

(1)
The address of each of the NSAM directors and executive officers is 399 Park Avenue, 18th Floor, New York, New York 10022.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. "Number of Shares Beneficially Owned" includes all shares of common stock: (i) the investor actually owns beneficially or of record; (ii) over which the investor has or shares direct or indirect voting or dispositive control (such as in the capacity as a general partner of an investment fund); and (iii) over which the investor has the right to acquire direct or indirect voting or dispositive control within 60 days. The "Number of Shares and LTIP Units Beneficially Owned" includes all shares included in the "Number of Shares Beneficially Owned" column plus the number of shares of common stock for which NSAM LTIP units may be redeemed for cash or, at NSAM's option, shares of common stock, subject to certain conditions, and in accordance with the limited partnership agreement of NSAM LP. The "Number of Shares, LTIP Units, Performance Common Stock and RSUs Beneficially Owned" includes all shares and NSAM LTIP units included in the "Number of Shares and LTIP Units Beneficially Owned" column plus the number of: (i) shares of NSAM performance common stock such person holds that are subject to performance-based vesting; and (ii) RSUs such person holds as a result of awards previously granted by NRF that are subject to performance-based vesting. Except as otherwise noted, each beneficial owner has sole voting and investment power over the shares and units. Holders of NSAM LTIP units, RSUs and NSAM performance common stock are not entitled to vote such units on any of the matters presented in this joint proxy statement/prospectus.

(3)
The percentages under "% of Common Stock" are based on 188,944,901 shares of NSAM common stock outstanding as of November 2, 2016. The percentages under "% of Shares and LTIP Units" and "% of Shares, LTIP Units and RSUs" for each person are based on 188,944,901 shares of NSAM common stock outstanding plus the number of LTIP units, shares of performance common stock and RSUs held by such person. No shares, NSAM LTIP units or RSUs beneficially owned by any executive officer, director or director nominee have been pledged as security.

(4)
Includes: (i) 6,523 shares of common stock held by DTH Investment Holdings LLC, of which Mr. Hamamoto is the managing member; (ii) 99,321 shares of common stock held by The David T. Hamamoto GRAT I-2014-NSAM, a grantor trust for the benefit of Mr. Hamamoto's children and of which Mr. Hamamoto is the trustee; (iii) 400,000 shares of common stock held by The David T. Hamamoto GRAT 2015-NSAM, a grantor trust for the benefit of Mr. Hamamoto's children and of which Mr. Hamamoto is the trustee; (iv) 400,000 shares of common stock held by The David T. Hamamoto GRAT 2016-NSAM, a grantor trust for the benefit of Mr. Hamamoto's children and other family members and of which Mr. Hamamoto is the trustee; and (v) 1,108,132 shares of common stock not yet vested. Also includes, only under the "Number of Shares and LTIP Units Beneficially Owned" column, 634,956 NSAM LTIP units, 48,949 of which are not yet vested. Further includes, only under the "Number of Shares, LTIP Units, Performance Common Stock and RSUs Beneficially Owned" column: (i) 1,961,558 shares of NSAM performance common stock subject to performance-based vesting conditions; and (ii) 195,797 RSUs subject to performance-based vesting conditions previously issued by NRF.

(5)
Includes 738,756 shares of common stock not yet vested. Also includes, only under the "Number of Shares and LTIP Units Beneficially Owned" column, 284,351 NSAM LTIP units, 32,633 of which are not yet vested. Further includes, only under the "Number of Shares, LTIP Units, Performance Common Stock and RSUs Beneficially Owned" column: (i) 1,307,705 shares of NSAM performance common stock subject to performance-based vesting conditions; and (ii) 130,532 RSUs subject to performance-based vesting conditions previously issued by NRF.

(6)
Includes 738,756 shares of common stock not yet vested. Also includes, only under the "Number of Shares and LTIP Units Beneficially Owned" column, 380,545 NSAM LTIP units, 32,633 of which are not yet vested. Further includes, only under the "Number of Shares, LTIP Units, Performance Common Stock and RSUs Beneficially Owned" column: (i) 1,307,705 shares of NSAM performance common stock subject to performance-based vesting conditions; and (ii) 130,532 RSUs subject to performance-based vesting conditions previously issued by NRF.

(7)
Includes 212,093 shares of common stock not yet vested. Also includes, only under the "Number of Shares and LTIP Units Beneficially Owned" column, 99,163 NSAM LTIP units, 7,251 of which are not yet vested. Further includes, only under the "Number of Shares, LTIP Units, Performance Common Stock and RSUs Beneficially Owned" column: (i) 383,871 shares of NSAM performance common stock subject to performance-based vesting conditions; and (ii) 29,007 RSUs subject to performance-based vesting conditions previously issued by NRF.

(8)
Includes 135,579 shares of common stock not yet vested. Also includes, only under the "Number of Shares and LTIP Units Beneficially Owned" column, 28,680 NSAM LTIP units, 3,625 of which are not yet vested. Further includes, only under the "Number of Shares, LTIP Units, Performance Common Stock and RSUs Beneficially Owned" column: (i) 249,274 shares of NSAM performance common stock subject to performance-based vesting conditions; and (ii) 14,503 RSUs subject to performance-based vesting conditions previously issued by NRF.

(9)
Includes 2,084 shares of common stock not yet vested.

Ownership of Equity Securities of NSAM by 5% Stockholders

                The following table sets forth how many shares of NSAM common stock are beneficially owned by each person known to NSAM to be the beneficial owner of more than 5% of the outstanding shares of its common stock, in each case, based solely on, and as of the date of, such person's filing of a Schedule 13D or Schedule 13G with the SEC.

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Number	Percentage
MSD Partners, L.P.(1)	19,280,449	10.20%
The Vanguard Group(2)	12,283,468	6.50%
Abrams Capital Management, L.P.(3)	10,908,145	5.77%

(1)
Based on information included in the Schedule 13G/A filed by MSD Partners, L.P. on February 16, 2016 (the "MSD 13G"). According to the MSD 13G, MSD Partners, L.P. ("MSD Partners") beneficially owns 12,773,573 shares of NSAM common stock, with shared voting power and shared dispositive power over all of such shares. Each of Glenn R. Fuhrman and Marc R. Lisker is a manager of MSD Partners (GP), LLC, which is the general partner of MSD Partners, which is the investment manager of MSD Torchlight Partners, L.P., which is the direct beneficial owner of the shares. In addition, according to the MSD 13G, MSD Capital, L.P. ("MSD Capital") beneficially owns 6,506,876 shares of NSAM common stock, with shared voting power and shared dispositive power over all of such shares. Each of Glenn R. Fuhrman and Marc R. Lisker is a manager of, and Michael S. Dell is the controlling member of, MSD Capital Management, LLC, which is the general partner of MSD Capital, which is the general partner of MSD Sparrowhawk, L.P. and MSD Value Investments, L.P., which are the direct beneficial owners of 1,397,832 and 5,109,044, respectively, of such shares. The address of MSD Partners and MSD Capital is 645 Fifth Avenue, 21st Floor, New York, New York 10022.

(2)
Based on information included in the Schedule 13G/A filed by The Vanguard Group on February 11, 2016 (the "Vanguard 13G"). According to the Vanguard 13G, The Vanguard Group beneficially owns 12,283,468 shares of NSAM common stock, with sole voting power over 142,447 shares, shared voting power over 10,400 shares, sole dispositive power over 12,142,255 shares and shared dispositive power over 141,213 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(3)
Based on information included in a Schedule 13D filed on August 17, 2016 (the "Abrams 13D") jointly by Abrams Capital LLC, Abrams Capital Management, LLC, Abrams Capital Management, L.P. and David Abrams. According to the Abrams 13D: (i) Abrams Capital, LLC beneficially owns 10,331,586 shares of NSAM common stock, with shared voting power and shared dispositive power over all of such shares; and (ii) Abrams Capital Management, LLC, Abrams Capital Management, L.P. and David Abrams each beneficially own 10,908,145 shares of NSAM common stock, with shared voting power and shared dispositive power over all of such shares. Shares reported on the Abrams 13D for Abrams Capital, LLC represent shares beneficially owned by private investment vehicles for which Abrams Capital LLC serves as general partner. Shares reported on the Abrams 13D for Abrams Capital Management, L.P. and Abrams Capital Management, LLC represent the above-referenced shares beneficially owned by Abrams Capital LLC and shares beneficially owned by another private investment vehicle for which Abrams Capital Management, L.P. serves as investment manager. Abrams Capital Management, LLC is the general partner of Abrams Capital Management, L.P. Shares reported on the Abrams 13D for Mr. Abrams represent the above referenced shares reported for Abrams Capital LLC and Abrams Capital Management, LLC. Mr. Abrams is the managing member of Abrams Capital and Abrams Capital Management, LLC. Each of the reporting persons disclaims beneficial ownership of the shares reported on the Abrams 13D except to the extent of its or his pecuniary interest therein. The address of Abrams Capital LLC, Abrams Capital Management, LLC, Abrams Capital Management, L.P. and David Abrams is 222 Berkeley Street, 21st Floor, Boston, Massachusetts 02116.

CERTAIN BENEFICIAL OWNERSHIP OF COLONY COMMON STOCK

Ownership of Equity Securities of Colony by Directors and Executive Officers

                The following table sets forth certain information, as of November 2, 2016 (unless otherwise indicated), regarding the beneficial ownership of (i) Colony class A common stock and Colony class B common stock and (ii) Colony series A preferred stock, Colony series B preferred stock and Colony series C preferred stock by:

  •
  each of Colony's directors and director nominees;

  •
  each of the Colony executive officers; and

  •
  all of Colony's directors, director nominees and executive officers as a group.

	Common Share Equivalents		Class A Common Stock	Class B Common Stock
	Number of Common Share Equivalents Beneficially Owned(2)	Percentage of Common Share Equivalents(3)	Percentage of Class(3)	Percentage of Class(3)
Name and Address of Beneficial Owner(1)
Thomas J. Barrack, Jr.(4)	20,023,129	14.87%	*	100.0%
Richard B. Saltzman(5)(6)(7)	2,219,383	1.65%	1.62%	—
Kevin P. Traenkle(5)	328,110	*	*	—
Darren J. Tangen(5)	244,967	*	*	—
Mark M. Hedstrom(5)(7)	697,937	*	*	—
Ronald M. Sanders(5)	188,415	*	*	—
Jonathan H. Grunzweig(5)(7)	707,820	*	*	—
Neale Redington(5)	37,251	*	*	—
John L. Steffens(5)	35,252	*	*	—
John A. Somers(5)	29,298	*	*	—
George G. C. Parker(5)	26,798	*	*	—
Nancy A. Curtin(5)	15,047	*	*	—

All directors, director nominees and executive officers as a group (12 persons)	23,449,994	17.41%	3.38%	100%

	Series A Preferred Stock(3)		Series B Preferred Stock(3)		Series C Preferred Stock(3)
	Shares Owned	Percentage of Class	Shares Owned	Percentage of Class	Shares Owned	Percentage of Class
Directors and Executive Officers(1)
Thomas J. Barrack, Jr.(8)	373,784	3.71%	297,841	8.63%	292,093	2.54%
Richard B. Saltzman	—	—	—	—	—	—
Kevin P. Traenkle	—	—	—	—	—	—
Darren J. Tangen	—	—	—	—	—	—
Mark M. Hedstrom	—	—	—	—	—	—
Ronald M. Sanders	—	—	—	—	—	—
Jonathan H. Grunzweig	—	—	—	—	—	—
Neale Redington	—	—	—	—	—	—
John L. Steffens	—	—	—	—	—	—
John A. Somers	500	*	—	—	—	—
George G. C. Parker	—	—	—	—	—	—
Nancy A. Curtin	—	—	—	—	—	—

All directors, director nominees and executive officers as a group (12 persons)	374,284	3.71%	297,841	8.63%	292,093	2.54%

*
Represents less than 1.0% of the applicable class of voting security outstanding as of November 2, 2016.

(1)
Unless otherwise indicated, the address of each named person is c/o Colony Capital, Inc., 515 S. Flower Street, 44th Floor, Los Angeles, California 90071.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. "Number of Shares Beneficially Owned" includes all shares of common stock: (i) the investor actually owns beneficially or of record; (ii) over which the investor has or shares direct or indirect voting or dispositive control (such as in the capacity as a general partner of an investment fund); and (iii) over which the investor has the right to acquire direct or indirect voting or dispositive control within 60 days.

(3)
The percentages are based on (i) 134,698,912 common share equivalents (comprised of 113,384,407 shares of Colony class A common stock outstanding (including restricted shares and restricted units), 527,131 shares of Colony class B common stock outstanding and 20,787,374 Colony OP units convertible to Colony class A common stock not otherwise held by Colony), and (ii) 10,080,000 shares of Colony series A preferred stock, 3,450,000 shares of Colony series B preferred stock, and 11,500,000 shares of Colony series C preferred stock, respectively, as of November 2, 2016.

(4)
Includes shares of Colony class A common stock (subject to vesting) held in a family trust of which Mr. Barrack is trustee and Colony OP units held by Colony Capital, LLC and CCH Management Partners I, LLC, each a Delaware limited liability company controlled by Mr. Barrack.

(5)
Includes shares of restricted common stock subject to time vesting.

(6)
Mr. Saltzman holds a direct interest in 375,611 Colony OP units.

(7)
Includes Colony OP units allocated in connection with the acquisition by Colony OP of substantially all of Colony Capital, LLC's real estate and investment management business and operations, which closed on April 2, 2015, and held by limited liability companies controlled by Mr. Barrack. The Colony OP units may be redeemed for Colony class A common stock or cash upon such redemption. The Colony OP units allocated to any such individual which may be redeemed are as follows: Richard B. Saltzman—9,315; Mark M. Hedstrom—547,049; Jonathan H. Grunzweig—547,049.

(8)
Ownership through an affiliated investment vehicle in part beneficially controlled by Mr. Barrack. Mr. Barrack disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein, and the inclusion of these shares shall not be deemed an admission of beneficial ownership of all such shares for purposes hereof or for any other purpose.

Ownership of Equity Securities of Colony by 5% Stockholders

                The following table sets forth how many shares of Colony class A common stock are beneficially owned by each person known to Colony to be the beneficial owner of more than 5% of the outstanding shares of its class A common stock, in each case, based solely on, and as of the date of, such person's filing of a Schedule 13D or Schedule 13G with the SEC.

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Number	Percentage
BlackRock, Inc.(1)	9,219,419	8.14%
EJF Capital LLC(2)	8,378,719	7.40%
The Vanguard Group, Inc.(3)	7,182,024	6.34%
Signature Global Asset Management(4)	7,125,783	6.29%
Long Pond Capital L.P.(5)	6,555,502	5.79%

(1)
Based on information provided in a Schedule 13G/A filed on February 10, 2016, BlackRock, Inc. has sole voting power with respect to 8,968,125 shares of Colony class A common stock and sole dispositive power with respect to 9,219,419 shares of Colony class A common stock. The address of BlackRock, Inc., as reported by it in the Schedule 13G/A, is 55 East 52nd Street, New York, New York 10055.

(2)
Based on information provided in a Schedule 13G/A filed on February 16, 2016 jointly by EJF Capital LLC, Emanuel J. Friedman, EJF Debt Opportunities Master Fund, L.P., EJF Debt Opportunities GP, LLC and other investment funds and their general partners of which EJF Capital LLC is sole member and manager, EJF Capital LLC and Emanuel J. Friedman have shared voting and dispositive power with respect to 8,378,719 shares of Colony class A common stock. According to the Schedule 13G/A, EJF Capital LLC is the sole member and manager of the general partner of various investment funds that hold shares of Colony common stock and principal amounts of Colony's 3.875% Convertible Senior Notes, which we refer to as the Notes, including EJF Debt Opportunities Master Fund, L.P., together with its general partner, EJF Debt Opportunities GP, LLC, which have shared voting and dispositive power with respect to 4,772,120 shares of Colony class A common stock. EJF Capital LLC therefore may be deemed to share beneficial ownership with those entities as well as with respect to shares in a managed account for which EJF Capital LLC serves as investment manager. In addition, according to the Schedule 13G/A, Emanuel J. Friedman is the controlling member of EJF Capital LLC and therefore may be deemed to share beneficial ownership of the shares of Colony class A common stock and Notes with respect to which EJF Capital LLC may share beneficial ownership. The Schedule 13G/A indicates that due to the operation of the share ownership limits contained in Colony's charter, certain of the Notes with respect to which EJF Capital LLC shares beneficial ownership are not currently convertible into shares of Colony class A common stock and are therefore not included in the total number of shares reported. The address of EJF Capital LLC, Emanuel J. Friedman and these various investment funds and their general partners, as reported by it in the Schedule 13G/A, is 2107 Wilson Boulevard, Suite 410, Arlington, Virginia 22201.

(3)
Based on information provided in a Schedule 13G/A filed on February 11, 2016, The Vanguard Group, Inc. has sole voting power with respect to 141,595 shares of Colony class A common stock, sole dispositive power with respect to 7,042,329 shares of Colony class A common stock, shared voting power with respect to 4,800 shares of Colony class A common stock, and shared dispositive power with respect to 139,695 shares of Colony class A common stock. The address of The

  Vanguard Group, Inc., as reported by it in the Schedule 13G/A, is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(4)
Based on information provided in a Schedule 13G/A filed on February 16, 2016, Signature Global Asset Management, a business unit of CI Investments, Inc. has sole voting power and sole dispositive power with respect to 7,125,783 shares of Colony class A common stock. The address of Signature Global Asset Management, as reported by it in the Schedule 13G/A, is 2 Queen Street East, 20th Floor, Toronto, Ontario M5C 3G7, Canada.

(5)
Based on information provided in Schedule 13G filed on February 12, 2016, jointly by Long Pond Capital, L.P., Long Pond Capital GP, LLC and John Khoury, the principal of Long Pond Capital L.P., Long Pond Capital L.P., Long Pond Capital GP LLC and John Khoury have shared voting power and shared dispositive power with respect to 6,555,502 shares of Colony class A common stock. The address of Long Pond Capital L.P., as reported by it in the Schedule 13G filed on February 12, 2016, is 527 Madison Avenue, 15th Floor, New York, New York 10022.

CERTAIN BENEFICIAL OWNERSHIP OF NRF COMMON STOCK

Ownership of Equity Securities of NRF by Directors and Executive Officers

                The following table sets forth, as of November 2, 2016 (unless otherwise indicated), the total number and the percentage of shares of NRF common stock beneficially owned by:

  •
  each of NRF's directors;

  •
  each of the NRF executive officers; and

  •
  all of NRF's directors and executive officers as a group.

	Common Stock		Common Stock and Units
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	% of Common Stock(3)	Number of Shares and Units Beneficially Owned(2)	% of Shares and Units(3)	Number of Shares, Units and Performance RSUs Beneficially Owned(2)%	% of Shares, Units and RSUs(3)
David T. Hamamoto(4)	840,616	*	1,357,327	*	1,788,285	1.00%
Albert Tylis(5)	308,914	*	585,910	*	873,215	*
Daniel R. Gilbert(6)	427,444	*	750,539	*	1,037,844	*
Jonathan Langer(7)	33,551	*	96,051	*	96,051	*
Debra A. Hess(8)	82,399	*	168,506	*	244,589	*
Ronald J. Lieberman(9)	58,183	*	90,231	*	134,463	*
Judith A. Hannaway(10)	27,982	*	35,135	*	35,135	*
Wesley D. Minami(10)	39,888	*	47,041	*	47,041	*
Louis J. Paglia(10)	65,009	*	72,162	*	72,162	*
Gregory Z. Rush(11)	11,609	*	22,564	*	22,564	*
Charles W. Schoenherr(12)	17,109	*	27,833	*	27,833	*

All directors and executive officers as a group (11 persons)	1,912,704	1.06%	3,253,299	1.80%	4,379,182	2.42%

*
Less than one percent.

(1)
The address of each of NRF's directors and executive officers is 399 Park Avenue, 18th Floor, New York, New York 10022.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. "Number of Shares Beneficially Owned" includes all shares of common stock: (i) the investor actually owns beneficially or of record; (ii) over which the investor has or shares direct or indirect voting or dispositive control (such as in the capacity as a general partner of an investment fund); and (iii) over which the investor has the right to acquire direct or indirect voting or dispositive control within 60 days. The "Number of Shares and Units Beneficially Owned" includes all shares included in the "Number of Shares Beneficially Owned" column plus the number of shares of common stock for which: (i) RSUs may be settled upon the achievement or time-based vesting; and (ii) NRF LTIP units may be redeemed for cash or, at NRF's option, shares of common stock, subject to certain conditions, and in accordance with the limited partnership agreement of NRF LP. The "Number of Shares, Units and Performance RSUs Beneficially Owned" includes all shares, RSUs and NRF LTIP units included in the "Number of Shares and Units Beneficially Owned" column plus the number of RSUs such person holds that are subject to performance-based vesting. Except as otherwise noted, each beneficial owner has sole voting and investment power over the shares and units. Holders of NRF

  LTIP units and RSUs are not entitled to vote such units on any of the matters presented at the NRF special meeting.

(3)
The percentages under "% of Common Stock" are based on 180,752,147 shares of NRF common stock outstanding as of November 2, 2016. The percentages under "% of Shares and Units" and "% of Shares, Units and RSUs" for each person are based on 180,752,147 shares of NRF common stock plus the number of NRF LTIP units and RSUs held by such person. No shares, NRF LTIP units or RSUs beneficially owned by any executive officer, director or director nominee have been pledged as security.

(4)
Includes: (i) 3,261 shares of common stock held by DTH Investment Holdings LLC, of which Mr. Hamamoto is the managing member; (ii) 56,997 shares of common stock held by The David T. Hamamoto GRAT I-2014-NRF, a grantor trust for the benefit of Mr. Hamamoto's children and of which Mr. Hamamoto is the trustee; (iii) 150,000 shares of common stock held by The David T. Hamamoto GRAT 2015-NRF, a grantor trust for the benefit of Mr. Hamamoto's children and of which Mr. Hamamoto is the trustee; (iv) 207,002 shares of common stock held by the David T. Hamamoto GRAT 2016-NRF, a grantor trust for the benefit of Mr. Hamamoto's children and other family members and of which Mr. Hamamoto is the trustee; and (v) 285,656 shares of common stock not yet vested. Also includes, only under the "Number of Shares and Units Beneficially Owned" column, 516,711 NRF LTIP units, 124,092 of which are not yet vested. Further includes, only under the "Number of Shares, Units and Performance RSUs Beneficially Owned" column, 430,958 RSUs subject to performance-based vesting conditions.

(5)
Includes 190,437 shares of common stock not yet vested. Also includes, only under the "Number of Shares and Units Beneficially Owned" column, 276,996 NRF LTIP units, 82,727 of which are not yet vested. Further includes, only under the "Number of Shares, Units and Performance RSUs Beneficially Owned" column, 287,305 RSUs subject to performance-based vesting conditions.

(6)
Includes 190,437 shares of common stock not yet vested. Also includes, only under the "Number of Shares and Units Beneficially Owned" column, 323,095 NRF LTIP units, 82,727 of which are not yet vested. Further includes, only under the "Number of Shares, Units and Performance RSUs Beneficially Owned" column, 287,305 RSUs subject to performance-based vesting conditions.

(7)
Includes 33,551 shares of common stock not yet vested. Also includes, only under the "Number of Shares and Units Beneficially Owned" column, 62,500 NRF LTIP units, 46,875 of which are not yet vested.

(8)
Includes 53,042 shares of common stock not yet vested. Also includes, only under the "Number of Shares and Units Beneficially Owned" column, 86,107 NRF LTIP units, 21,889 of which are not yet vested. Further includes, only under the "Number of Shares, Units and Performance RSUs Beneficially Owned" column, 76,083 RSUs subject to performance-based vesting conditions.

(9)
Includes 34,934 shares of common stock not yet vested. Also includes, only under the "Number of Shares and Units Beneficially Owned" column, 32,048 NRF LTIP units, 10,667 of which are not yet vested. Further includes, only under the "Number of Shares, Units and Performance RSUs Beneficially Owned" column, 44,232 RSUs subject to performance-based vesting conditions.

(10)
Includes, only under the "Number of Shares and Units Beneficially Owned" column, 7,153 NRF LTIP units.

(11)
Includes, only under the "Number of Shares and Units Beneficially Owned" column, 10,955 RSUs, all of which are not yet vested.

(12)
Includes 5,500 shares of common stock held by Schoenherr Interests LP, a limited partnership of which Mr. Schoenherr is a general partner. Also includes, only under the "Number of Shares and Units Beneficially Owned" column, 10,724 NRF LTIP units, 1,190 of which are not yet vested.

Ownership of Equity Securities of NRF by 5% Stockholders

                The following table sets forth how many shares of NRF common stock are beneficially owned by each person known to NRF to be the beneficial owner of more than 5% of the outstanding shares of NRF common stock, in each case, based solely on, and as of the date of, such person's filing of a Schedule 13D or Schedule 13G with the SEC.

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Number	Percentage
The Vanguard Group(1)	25,662,028	14.20%

(1)
Based on information included in the Schedule 13G/A filed by The Vanguard Group on February 11, 2016 (the "Vanguard 13G"). According to the Vanguard 13G, The Vanguard Group beneficially owns 25,662,028 shares of NRF common stock, with sole voting power over 133,444 shares, shared voting power over 7,800 shares, sole dispositive power over 25,531,071 shares and shared dispositive power over 130,957 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

NO APPRAISAL RIGHTS IN THE MERGERS

                NSAM stockholders, Colony stockholders and NRF stockholders may not exercise the rights of objecting stockholders to receive the fair value of their shares in connection with the Mergers.

STOCKHOLDER PROPOSALS

NSAM

                Due to the pending Mergers, NSAM does not anticipate holding a 2016 annual meeting. The Companies currently expect the Mergers to be completed in January 2017. However, if at any time in the fiscal year of 2016 the Mergers are not expected to be completed in January 2017, or at all, NSAM may determine to hold a 2016 annual meeting.

                Under SEC rules, NSAM stockholders intending to present a proposal at NSAM's 2016 annual meeting (if such meeting is held) and have it included in NSAM's proxy materials must submit the proposal in writing to the General Counsel of NSAM at 399 Park Avenue, 18th Floor, New York, New York 10022. The proposal must be received by NSAM by the time specified in NSAM's press release that it will issue if such meeting is held, and must otherwise comply with applicable law, including Rule 14a-8 of the Exchange Act. In order for a stockholder proposal submitted outside of Rule 14a-8 or a director nomination to be considered "timely," such proposal must be received by NSAM within the timeframe for submission of stockholder proposals and director nominations under NSAM's bylaws. In order for a proposal to be "timely" under NSAM's bylaws, proposals of stockholders made outside of Rule 14a-8 under the Exchange Act and director nominations must be submitted not earlier than the 150th day prior to the date of NSAM's 2016 annual meeting (if such meeting is held) and not later than 5:00 p.m., Eastern Time, on the later of: (i) the 120th day prior to the date of such annual meeting, as originally convened; or (ii) the 10th day following the date on which public announcement of the date of such annual meeting is first made.

                If the Mergers are completed, NSAM stockholders will become stockholders of Colony NorthStar. The Companies currently anticipate that Colony NorthStar's first regularly scheduled annual meeting of stockholders following the completion of the Mergers will occur in 2017. Stockholder proposals intended to be included in Colony NorthStar's proxy statement and voted on at Colony NorthStar's first regularly scheduled annual meeting of stockholders must be received at Colony NorthStar's office at 515 S. Flower Street, 44th Floor, Los Angeles, California 90071, or at such other address Colony NorthStar indicates thereafter, Attention: Secretary. Colony NorthStar expects to include the exact date by which such proposals must be received in its future SEC filings. Applicable SEC rules and regulations govern the submission of stockholder proposals and Colony NorthStar's consideration of them for inclusion in next year's proxy statement and form of proxy.

                In accordance with the Colony NorthStar bylaws, stockholder proposals intended to be presented at Colony NorthStar's 2017 annual meeting outside of Rule 14a-8 of the Exchange Act and stockholder nominations for directors to be elected at Colony NorthStar's 2017 annual meeting must be delivered to the Secretary of Colony NorthStar at the principal executive office of Colony NorthStar at 515 S. Flower Street, 44th Floor, Los Angeles, California 90071 not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the 10th day following the day on which public announcement of the date of such annual meeting is first made.

Colony

                If the Mergers are completed, Colony stockholders will become stockholders of Colony NorthStar. The Companies currently anticipate that Colony NorthStar's first regularly scheduled annual meeting of stockholders following the completion of the Mergers will occur in 2017. Stockholder proposals intended to be included in Colony NorthStar's proxy statement and voted on at Colony NorthStar's first regularly scheduled annual meeting of stockholders must be received at Colony NorthStar's office at 515 S. Flower Street, 44th Floor, Los Angeles, California 90071, or at such other address Colony NorthStar indicates thereafter, Attention: Secretary. Colony NorthStar expects to include the exact date by which such proposals must be received in its future SEC filings. Applicable SEC rules and regulations govern the submission of stockholder proposals and Colony NorthStar's consideration of them for inclusion in next year's proxy statement and form of proxy.

                In accordance with the Colony NorthStar bylaws, stockholder proposals intended to be presented at Colony NorthStar's 2017 annual meeting outside of Rule 14a-8 of the Exchange Act and stockholder nominations for directors to be elected at Colony NorthStar's 2017 annual meeting must be delivered to the Secretary of Colony NorthStar at the principal executive office of Colony NorthStar at 515 S. Flower Street, 44th Floor, Los Angeles, California 90071 not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the 10th day following the day on which public announcement of the date of such annual meeting is first made.

NRF

                If the Mergers are completed, NRF stockholders will become stockholders of Colony NorthStar. The Companies currently anticipate that Colony NorthStar's first regularly scheduled annual meeting of stockholders following the completion of the Mergers will occur in 2017. Stockholder proposals intended to be included in Colony NorthStar's proxy statement and voted on at Colony NorthStar's first regularly scheduled annual meeting of stockholders must be received at Colony NorthStar's office at 515 S. Flower Street, 44th Floor, Los Angeles, California 90071, or at such other address Colony NorthStar indicates thereafter, Attention: Secretary. Colony NorthStar expects to include the exact date by which such proposals must be received in its future SEC filings. Applicable SEC rules and regulations govern the submission of stockholder proposals and Colony NorthStar's consideration of them for inclusion in next year's proxy statement and form of proxy.

                In accordance with the Colony NorthStar bylaws, stockholder proposals intended to be presented at Colony NorthStar's 2017 annual meeting outside of Rule 14a-8 of the Exchange Act and stockholder nominations for directors to be elected at Colony NorthStar's 2017 annual meeting must be delivered to the Secretary of Colony NorthStar at the principal executive office of Colony NorthStar at 515 S. Flower Street, 44th Floor, Los Angeles, California 90071 not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the 10th day following the day on which public announcement of the date of such annual meeting is first made.

VALIDITY OF SECURITIES

                Certain matters of Maryland law, including the validity of the shares of Colony NorthStar to be issued in the Mergers, will be passed upon for Colony NorthStar by Venable LLP, Baltimore, Maryland, Colony NorthStar's Maryland counsel.

EXPERTS

NSAM

NSAM

                The audited consolidated financial statements and management's assessment of the effectiveness of internal control over financial reporting of NSAM and subsidiaries incorporated by reference in this prospectus and elsewhere in the registration statement have been so incorporated by reference in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in accounting and auditing.

Townsend

                Ernst & Young LLP, independent auditors, has audited the consolidated financial statements of Townsend Holdings LLC and Subsidiaries at December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015, as set forth in their report, which is included in NSAM's Current Report (Form 8-K/A) dated April 15, 2016, and incorporated by reference in this joint proxy statement/prospectus and registration statement. Such consolidated financial statements have been incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Colony

                The consolidated financial statements of Colony Capital, Inc. appearing in Colony Capital, Inc.'s Annual Report (Form 10-K) for the year ended December 31, 2015, as amended, (including the schedules appearing therein) and the effectiveness of Colony Capital, Inc.'s internal control over financial reporting as of December 31, 2015, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, included therein, and incorporated by reference in this joint proxy statement/prospectus and elsewhere in the registration statement. Such consolidated financial statements are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

NRF

                The audited consolidated financial statements, schedules and management's assessment of the effectiveness of internal control over financial reporting of NRF and subsidiaries incorporated by reference in this prospectus and elsewhere in the registration statement have been so incorporated by reference in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION; INCORPORATION BY REFERENCE

                NSAM, Colony and NRF file reports and other information with the SEC. NSAM stockholders, Colony stockholders and NRF stockholders may read and copy these reports, statements or other information filed by NSAM, Colony and NRF at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for additional information on the Public Reference Room. The SEC also maintains an internet website that contains reports, proxy and information statements, and other information regarding issuers, including NSAM, Colony and NRF, who file electronically with the SEC. The address of that site is http://www.sec.gov.

                Colony NorthStar has filed this registration statement on Form S-4 to register with the SEC the issuance of shares of Colony NorthStar class A common stock and preferred stock to be issued to holders of NSAM common stock, Colony class A common stock and preferred stock and holders of NRF common stock and preferred stock pursuant to the merger agreement. This joint proxy statement/prospectus forms a part of that registration statement and constitutes a prospectus of Colony NorthStar, in addition to being a proxy statement of NSAM for its special meeting and of Colony for its special meeting and NRF for its special meeting. This registration statement, including the attached Annexes, exhibits and schedules, contains additional relevant information about NSAM, Colony and NRF. As allowed by SEC rules, this joint proxy statement/prospectus does not contain all the information NSAM common stockholders, Colony common stockholders and NRF common stockholders can find in this registration statement or the exhibits to this registration statement.

                The SEC allows the Companies to "incorporate by reference" information into this joint proxy statement/prospectus. This means that the Companies can disclose important information to NSAM common stockholders, Colony common stockholders and NRF common stockholders by referring them to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this joint proxy statement/prospectus, except for any information that is superseded by information that is included directly in this joint proxy statement/prospectus or incorporated by reference subsequent to the date of this joint proxy statement/prospectus.

                This joint proxy statement/prospectus incorporates by reference the documents listed below that NSAM, Colony and NRF have previously filed with the SEC prior to the filing of this registration statement. They contain important information about NSAM and its financial condition, NRF and its financial condition and Colony and its financial condition.

NSAM SEC Filings (File No. 001-36301)	Period or Date Filed
Annual Report on Form 10-K or 10-K/A	Fiscal year ended December 31, 2015, filed on February 29, 2016
Form 10-K/A for Fiscal year ended December 31, 2015, filed on April 29, 2016
Quarterly Reports on Form 10-Q	Quarter ended March 31, 2016, filed on May 10, 2016
Quarter ended June 30, 2016, filed on August 9, 2016
Quarter ended September 30, 2016, filed on November 9, 2016
Current Reports on Form 8-K or 8-K/A
Filed on February 2, 2016 (to the extent filed and not furnished), April 15, 2016 (to the extent filed and not furnished), June 3, 2016 (to the extent filed and not furnished), June 7, 2016 (to the extent filed and not furnished), June 8, 2016, July 29, 2016 (to the extent filed and not furnished), October 17, 2016 and November 7, 2016

Colony SEC Filings (File No. 001-34456)	Period or Date Filed
Annual Report on Form 10-K or 10-K/A	Fiscal year ended December 31, 2015, filed on February 29, 2016
Form 10-K/A for Fiscal year ended December 31, 2015, filed on March 29, 2016
Quarterly Reports on Form 10-Q	Quarter ended March 31, 2016, filed on May 10, 2016
Quarter ended June 30, 2016, filed on August 9, 2016
Quarter ended September 30, 2016, filed on November 9, 2016
Current Reports on Form 8-K or 8-K/A
Filed on January 6, 2016, March 14, 2016, April 5, 2016, May 9, 2016, June 3, 2016 (to the extent filed and not furnished), June 7, 2016 (to the extent filed and not furnished), June 8, 2016, July 29, 2016 (to the extent filed and not furnished) and October 17, 2016
Definitive Proxy Statement on Schedule 14A	Filed on March 31, 2016

NRF SEC Filings (File No. 001-32330)	Period or Date Filed
Annual Report on Form 10-K or 10-K/A	Fiscal year ended December 31, 2015, filed on February 29, 2016
Form 10-K/A for Fiscal year ended December 31, 2015, filed on April 28, 2016
Quarterly Reports on Form 10-Q	Quarter ended March 31, 2016, filed on May 10, 2016
Quarter ended June 30, 2016, filed on August 9, 2016
Quarter ended September 30, 2016, filed on November 9, 2016
Current Reports on Form 8-K or 8-K/A
Filed on June 3, 2016 (to the extent filed and not furnished), June 7, 2016 (to the extent filed and not furnished), June 8, 2016, June 22, 2016, July 29, 2016 (to the extent filed and not furnished) and October 17, 2016

                In addition, NSAM, Colony and NRF also incorporate by reference additional documents filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the initial registration statement and prior to effectiveness of this registration statement and between the date of this joint proxy statement/prospectus and, in the case of NSAM, the date of the NSAM special meeting, in the case of Colony, the date of the Colony special meeting and, in the case of NRF, the date of the NRF special meeting (other than information furnished pursuant to Item 2.02 or Item 7.01 of any Current Report on Form 8-K or exhibits filed under Item 9.01 relating to those Items, unless expressly stated otherwise therein). These documents include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

                NSAM, Colony and NRF also incorporate by reference the merger agreement attached to this joint proxy statement/prospectus as Annex A.

                NSAM has supplied all information contained in or incorporated by reference into this joint proxy statement/prospectus relating to NSAM, Colony has supplied all information contained in or incorporated by reference into this joint proxy statement/prospectus relating to Colony, and NRF has supplied all information contained in this joint proxy statement/prospectus relating to NRF.

                Documents incorporated by reference are available to NSAM stockholders, Colony stockholders and NRF stockholders without charge upon written or oral request, excluding any exhibits to those documents, unless the exhibit is specifically incorporated by reference as an exhibit in this joint proxy statement/prospectus. NSAM stockholders, Colony stockholders and NRF stockholders can obtain any of these documents by requesting them in writing or by telephone from the appropriate company at:

NSAM	COLONY	NRF
399 Park Avenue, 18th Floor	515 S. Flower Street, 44th Floor	399 Park Avenue, 18th Floor
New York, New York 10022	Los Angeles, California 90071	New York, New York 10022
Attention: General Counsel	Attention: Investor Relations	Attention: Secretary
Telephone: (212) 547-2600	Telephone: (310) 282-8820	(212) 547-2600
www.nsamgroup.com	www.colonyinc.com	www.nrfc.com

                To obtain timely delivery of these documents, you must request them no later than five business days before the date of your Company's special meeting. This means that if you wish to request document, you must do so by December 13, 2016 in order to receive them before your Company's special meeting.

                If you have any questions about the Mergers or how to submit your proxy, or you need additional copies of this joint proxy statement/prospectus, the enclosed proxy card or voting instructions, NSAM common stockholders can also contact MacKenzie Partners, Inc., NSAM's proxy solicitor, Colony common stockholders can contact D.F. King & Co., Inc., Colony's proxy solicitor, and NRF common stockholders can contact Saratoga Proxy Consulting LLC, NRF's proxy solicitor, at the following addresses and telephone numbers:

NSAM MacKenzie Partners, Inc. 105 Madison Avenue New York, New York 10016 (212) 929-5500 (800) 322-2885	COLONY D.F. King & Co., Inc. 48 Wall Street, 22nd Floor New York, New York 10005 (212) 269-5550 (866) 751-6311	NRF Saratoga Proxy Consulting LLC 520 8th Avenue, 14th Floor New York, New York 10018 (212) 257-1311 (888) 368-0379
(NSAM common stockholders only)	(Colony common stockholders only)	(NRF common stockholders only)

                To vote toll free, NSAM common stockholders, Colony common stockholders and NRF common stockholders may call 1-800-776-9437 from the United States or 1-718-912-8500 from foreign countries. Please have your proxy card available when you call.

                The reports and other information filed by NSAM with the SEC are also available at NSAM's website at http://www.nsamgroup.com/ under the tab "Investor Relations," and then under the heading "SEC Filings." The reports and other information filed by Colony with the SEC are available at Colony's website at http://www.colonyinc.com/ under the tab "Public Shareholders," and then under the heading "SEC Filings." The reports and other information filed by NRF with the SEC are available at NRF's website at http://www.nrfc.com/ under the tab "Investor Relations," and then under the heading "SEC Filings." Information not filed with the SEC, but available on NSAM's, Colony's and NRF's websites, is expressly not incorporated by reference into this joint proxy statement/prospectus.

                NSAM, Colony and NRF are not incorporating the contents of the websites of the SEC, NSAM, Colony, NRF or any other person into this joint proxy statement/prospectus. NSAM, Colony and NRF are providing only the information about how to obtain certain documents that are incorporated by reference into this joint proxy statement/prospectus at these websites for the convenience of NSAM stockholders, Colony stockholders and NRF stockholders.

                NSAM, Colony and NRF have not authorized anyone to give any information or make any representation about the Mergers or their companies that is different from, or in addition to, that contained in this joint proxy statement/prospectus or in any of the materials that are incorporated into this joint proxy statement/prospectus. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this joint proxy statement/prospectus or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this joint proxy statement/prospectus does not extend to you. The information contained in this joint proxy statement/prospectus is accurate only as of the date of this joint proxy statement/prospectus unless the information specifically indicates that another date applies.

Annex A

EXECUTION VERSION

AGREEMENT AND PLANS OF MERGER

dated as of June 2, 2016

among

NORTHSTAR REALTY FINANCE CORP.,

COLONY CAPITAL, INC.,

NORTHSTAR ASSET MANAGEMENT GROUP INC.,

NEW POLARIS INC.,

NEW SIRIUS INC.,

NORTHSTAR REALTY FINANCE LIMITED PARTNERSHIP,

SIRIUS MERGER SUB-T, LLC

and

NEW SIRIUS MERGER SUB, LLC

Article I Definitions; Interpretation		II-A-4
1.01	Definitions	II-A-4
1.02	Interpretation	II-A-29
Article II The Mergers and Other Transactions		II-A-29
2.01	The Mergers and Other Transactions	II-A-29
2.02	Closing	II-A-31
2.03	Effective Time	II-A-31
2.04	Effects of the Mergers	II-A-34
2.05	Conversion of Polaris Shares	II-A-35
2.06	Conversion of Interests and Shares in Sirius LP Merger	II-A-35
2.07	Conversion of Sirius LP Interests in Sirius LP Upstream Merger	II-A-35
2.08	Conversion in New Holdco Merger	II-A-36
2.09	Conversion of Sirius Shares	II-A-36
2.10	Conversion of New Sirius Shares	II-A-37
2.11	Conversion of Constellation Shares	II-A-38
2.12	Treatment of New Polaris Common Shares	II-A-40
2.13	Conversion of New Sirius Preferred Stock	II-A-40
2.14	Conversion of Constellation Preferred Stock	II-A-42
2.15	Dissenters' Rights	II-A-43
2.16	Treatment of Polaris and New Polaris Equity Awards, Plans and Polaris LTIP Units	II-A-43
2.17	Treatment of Sirius Equity Awards and Stock Plans	II-A-45
2.18	Treatment of Constellation Equity and Constellation LTIP Units	II-A-46
2.19	Constellation, Sirius, Polaris Stock Plans	II-A-47
2.20	Constituent Documents	II-A-49
2.21	Board of Directors	II-A-49
2.22	Tax Consequences	II-A-50
2.23	Reservation of Right to Revise Structure	II-A-50
2.24	Post-Closing Integration Transactions	II-A-50
2.25	Debt Payoff Amount	II-A-51
Article III Exchange of Shares		II-A-51
3.01	New Polaris to Make Merger Consideration Available	II-A-51
3.02	Payment of Dividends	II-A-51
3.03	Exchange of Shares	II-A-51
Article IV Representations and Warranties		II-A-54
4.01	Representations and Warranties of Polaris	II-A-54
4.02	Representations and Warranties of Sirius	II-A-74
4.03	Representations and Warranties of Constellation	II-A-90
4.04	Access to Information; Disclaimer	II-A-107
4.05	No Other Representations or Warranties	II-A-108
Article V Conduct of Business Pending the Mergers		II-A-108
5.01	Forbearances of Each Party	II-A-108
5.02	No Control of Other Party's Business	II-A-113

II-A-i

Article VI Covenants		II-A-113
6.01	Polaris Acquisition Proposals	II-A-113
6.02	Sirius Acquisition Proposals	II-A-116
6.03	Constellation Acquisition Proposals	II-A-120
6.04	Preparation of the Form S-4 and the Proxy Statement	II-A-124
6.05	Stockholders Meetings	II-A-126
6.06	Actions	II-A-128
6.07	Press Releases	II-A-129
6.08	Access; Information	II-A-130
6.09	Takeover Laws and Provisions	II-A-130
6.10	Indemnification	II-A-131
6.11	Employee Matters	II-A-133
6.12	Notification of Certain Matters	II-A-134
6.13	Rule 16b-3	II-A-134
6.14	Certain Tax Matters	II-A-134
6.15	Financing	II-A-135
6.16	Stock Exchange Listing	II-A-139
6.17	Dividends	II-A-139
6.18	Divestitures	II-A-139
Article VII Conditions to the Mergers		II-A-140
7.01	Conditions to Each Party's Obligation to Effect the Mergers	II-A-140
7.02	Conditions to Polaris' Obligation	II-A-140
7.03	Conditions to Sirius' Obligation	II-A-143
7.04	Conditions to Constellation's Obligation	II-A-146
7.05	Frustration of Closing Conditions	II-A-149
Article VIII Termination		II-A-149
8.01	Termination by Mutual Agreement	II-A-149
8.02	Termination by Any of the Parties	II-A-149
8.03	Termination by Polaris	II-A-150
8.04	Termination by Sirius	II-A-151
8.05	Termination by Constellation	II-A-151
8.06	Effect of Termination and Abandonment	II-A-152
8.07	Sirius Termination Right	II-A-161
Article IX Miscellaneous		II-A-161
9.01	Survival	II-A-161
9.02	Waiver; Amendment	II-A-162
9.03	Governing Law	II-A-162
9.04	Waiver of Jury Trial	II-A-163
9.05	Specific Performance	II-A-163
9.06	Expenses	II-A-164
9.07	Notices	II-A-164
9.08	Entire Understanding; No Third Party Beneficiaries	II-A-166
9.09	Assignment	II-A-166
9.10	Counterparts	II-A-166
9.11	Severability	II-A-166

II-A-ii

9.12	Debt Financing Sources	II-A-167
Exhibits
Exhibit A—Form of New Polaris Charter
Exhibit B—Form of New Polaris Bylaws
Exhibit C—Integration Transactions
Exhibit D—Requisite Regulatory Approvals

II-A-iii

        AGREEMENT AND PLANS OF MERGER, dated as of June 2, 2016 (this "Agreement"), among NORTHSTAR REALTY FINANCE CORP., a Maryland corporation ("Sirius"), COLONY CAPITAL, INC., a Maryland corporation ("Constellation"), NORTHSTAR ASSET MANAGEMENT GROUP INC., a Delaware corporation ("Polaris"), NEW POLARIS INC., a Maryland corporation and a wholly owned Subsidiary of Polaris ("New Polaris"), SIRIUS MERGER SUB-T, LLC, a Delaware limited liability company and a wholly owned Subsidiary of Sirius ("Sirius Sub"), NORTHSTAR REALTY FINANCE LIMITED PARTNERSHIP, a Delaware limited partnership and a Subsidiary of Sirius ("Sirius LP"), NEW SIRIUS INC., a Maryland corporation and a wholly owned Subsidiary of Sirius ("New Sirius") and NEW SIRIUS MERGER SUB, LLC, a Delaware limited liability company and a wholly owned Subsidiary of New Sirius ("New Sirius Sub").

RECITALS

        A.    The Sirius Board has established a special committee consisting solely of independent directors who are disinterested from Polaris (the "Sirius Board Special Committee") to, among other things, review, evaluate and, if desirable, pursue a potential business combination transaction with Polaris.

        B.    The Polaris Board has established a special committee consisting solely of independent directors who are disinterested from Sirius (the "Polaris Board Special Committee") to, among other things, review, evaluate and, if desirable, pursue strategic alternatives for Polaris, including a potential business combination transaction with Sirius.

        C.    The parties intend to effect a strategic business combination through (i) the merger of Polaris with and into New Polaris (the "Redomestication Merger"), with New Polaris as the surviving corporation (the "Redomestication Surviving Corporation"), (ii) the merger of Sirius Sub with and into Sirius LP (the "Sirius LP Merger"), with Sirius LP as the surviving entity (the "Sirius LP Merger Surviving Entity"), (iii) immediately following the Sirius LP Merger, a merger of Sirius LP with and into Sirius (the "Sirius LP Upstream Merger"), with Sirius as the surviving corporation (the "Sirius LP Upstream Merger Surviving Corporation"), (iv) immediately following the Sirius LP Upstream Merger, the merger of New Sirius Sub with and into Sirius (the "New Holdco Merger"), with Sirius as the surviving corporation (the "New Holdco Surviving Corporation"), (v) immediately following the New Holdco Merger, the conversion of the New Holdco Surviving Corporation to a limited liability company (the limited liability company resulting therefrom, "Sirius LLC") organized under the laws of the State of Maryland (the "LLC Conversion"), (vi) immediately following the LLC Conversion, the assignment by Sirius LLC to New Sirius and the assumption by New Sirius of the Sirius Management Agreement (the "Sirius Management Agreement Assignment"), (vii) immediately following the Sirius Management Agreement Assignment, the merger of New Sirius with and into New Polaris (the "Sirius-Polaris Merger"), with New Polaris as the surviving corporation (the "Sirius-Polaris Merger Surviving Corporation") and (viii) immediately following the Sirius-Polaris Merger, the merger of Constellation with and into New Polaris (the "Constellation-Polaris Merger" and, together with the Redomestication Merger, Sirius LP Merger, Sirius LP Upstream Merger, New Holdco Merger and the Sirius-Polaris Merger, the "Mergers"), with New Polaris as the surviving corporation (the "Constellation-Polaris Merger Surviving Corporation"), in each case on the terms and subject

II-A-1

to the conditions set forth in this Agreement and in accordance with the MGCL, the MDLLCA, the DGCL, the DLLCA and the DLPA, as applicable.

        D.    The Polaris Board, upon the unanimous recommendation of the Polaris Board Special Committee, at a duly called and held meeting has (i) duly and validly authorized the execution and delivery of this Agreement and declared advisable the adoption of this Agreement and, on the terms set forth in this Agreement, the Redomestication Merger and the other transactions contemplated hereby (the "Transactions"), including the New Polaris Charter, the issuance by New Polaris of the New Polaris Common Shares pursuant to the Redomestication Merger (the "Redomestication Stock Issuance"), the issuance by New Polaris of the New Polaris Common Shares pursuant to the Sirius-Polaris Merger and in connection with the settlement or exercise as of or after Closing of Sirius Equity Awards (collectively, the "Polaris Sirius Stock Issuance") and the issuance by New Polaris of the New Polaris Common Shares pursuant to the Constellation-Polaris Merger and in connection with the settlement or exercise of Constellation Equity Awards (collectively, the "Polaris Constellation Stock Issuance"), (ii) directed that this Agreement, the Redomestication Merger, the New Polaris Charter, the Polaris Sirius Stock Issuance, the Polaris Constellation Stock Issuance and the other Transactions be submitted (as they may be combined or separately required to be proposed or presented) for consideration and adoption and approval at the Polaris Stockholders Meeting and (iii) subject to Section 6.01, resolved to recommend that the common stockholders of Polaris vote in favor of the adoption and approval of this Agreement, the Redomestication Merger, the New Polaris Charter, the Polaris Sirius Stock Issuance, the Polaris Constellation Stock Issuance and the other Transactions, to the extent applicable to Polaris (as they may be combined or separately required to be proposed or presented) (the "Polaris Board Recommendation") and to include such recommendation in the Proxy Statement.

        E.    The Sirius Board, upon the unanimous recommendation of the Sirius Board Special Committee, at a duly called and held meeting has (i) duly and validly authorized the execution and delivery of this Agreement and declared advisable the adoption of this Agreement and, on the terms set forth in this Agreement, the New Holdco Merger, the Sirius-Polaris Merger and the other Transactions, to the extent applicable to Sirius, (ii) directed that the New Holdco Merger, the Sirius-Polaris Merger and the other Transactions, to the extent applicable to Sirius, be submitted (as they may be combined or separately required to be proposed or presented) for consideration at the Sirius Stockholders Meeting and (iii) subject to Section 6.02, resolved to recommend that the common stockholders of Sirius vote in favor of the adoption of the Sirius Upstream Merger, the New Holdco Merger, the Sirius-Polaris Merger, the LLC Conversion and the other Transactions, to the extent applicable to Sirius (as they may be combined or separately required to be proposed or presented) (the "Sirius Board Recommendation") and to include such recommendation in the Proxy Statement.

        F.     The Constellation Board at a duly called and held meeting has by unanimous vote (i) duly and validly authorized the execution and delivery of this Agreement and declared advisable, on the terms set forth in this Agreement, the Constellation-Polaris Merger and the other Transactions, to the extent applicable to Constellation, (ii) directed that the Constellation-Polaris Merger and the other Transactions to the extent applicable to Constellation, be submitted (as they may be combined or separately required to be proposed or presented) for consideration at the Constellation Stockholders Meeting and (iii) subject to Section 6.03, resolved to

II-A-2

recommend that the common stockholders of Constellation vote in favor of approval of the Constellation-Polaris Merger and the other Transactions, to the extent applicable to Constellation (as they may be combined or separately required to be proposed or presented) (the "Constellation Board Recommendation") and to include such recommendation in the Proxy Statement.

        G.    As a condition to the parties' willingness to enter into this Agreement, simultaneously with the execution and delivery of this Agreement, certain stockholders of Constellation are entering into voting agreements (each, a "Constellation Support Agreement") pursuant to which each such stockholder is agreeing, among other things, on the terms and subject to the conditions of the applicable Constellation Support Agreement, to vote his, her or its shares of Constellation Class A Common Stock and Constellation Class B Common Stock, as applicable, in favor of the approval of the Constellation-Polaris Merger and the other Transactions, to the extent applicable to Constellation, and to take certain other actions in furtherance of the Transactions.

        H.    As a condition to the parties' willingness to enter into this Agreement, simultaneously with the execution and delivery of this Agreement, certain stockholders of Polaris and Sirius are entering into voting agreements (each, a "Polaris/Sirius Support Agreement") pursuant to which each such stockholder is agreeing, among other things, on the terms and subject to the conditions of the applicable Polaris/Sirius Support Agreement, to vote his, her or its Polaris Shares and Sirius Shares, as applicable, in favor of the adoption and approval of this Agreement, the Redomestication Merger, the New Polaris Charter, the Polaris Sirius Stock Issuance and the Polaris Constellation Stock Issuance and the other Transactions, and the New Holdco Merger, the Sirius-Polaris Merger and the other Transactions, to the extent applicable to Sirius, and to take certain other actions in furtherance of the Transactions.

        I.     For United States federal income tax purposes (and, where applicable, state and local income tax purposes), the parties intend that (i) each of (x) the Redomestication Merger and (y) the New Holdco Merger together with the LLC Conversion, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986 (the "Code"), (ii) each of the Sirius-Polaris Merger and the Constellation-Polaris Merger (each, a "Public Merger") will qualify as a reorganization within the meaning of Section 368(a) of the Code, (iii) this Agreement be, and is hereby adopted as, a plan of reorganization within the meaning of Sections 354, 361, and 368 of the Code and (iv) the Sirius LP Merger will be treated as a transaction described in Revenue Ruling 99-6, 1999-1 C.B. 432 (situation 1).

        J.     The parties intend that, in connection with the Transactions, New Polaris will elect to be taxed as a real estate investment trust (a "REIT") within the meaning of Sections 856 and 857 of the Code, commencing with the taxable year ending December 31, 2017.

        NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

II-A-3

 ARTICLE I

DEFINITIONS; INTERPRETATION

        1.01    Definitions.    This Agreement uses the following definitions:

        "Advisory Contract" means a contract under which a person acts as an investment adviser, sub-adviser or asset manager to any Client.

        "Affiliate" means, with respect to any person, any other person directly or indirectly, controlling, controlled by, or under common control with, such person, through one or more intermediaries or otherwise; it being understood that for purposes of this Agreement (a) Polaris and the Polaris Subsidiaries are not Affiliates of Sirius and the Sirius Subsidiaries (and vice versa), (b) Polaris and the Polaris Subsidiaries are not Affiliates of NRE, NorthStar Real Estate Income Trust, Inc., NorthStar Healthcare Income, Inc., NorthStar Real Estate Income II, Inc., NorthStar/RXR New York Metro Real Estate, Inc., NorthStar Corporate Income Fund, NorthStar Real Estate Capital Income Fund, NorthStar Corporate Income, Inc. and similar persons sponsored or co-sponsored by Polaris or Polaris Subsidiaries (and vice versa) (c) Polaris and the Polaris Subsidiaries are not Affiliates of Polaris Clients and similar persons sponsored or co-sponsored by Polaris or Polaris Subsidiaries (and vice versa), and (d) Constellation and the Constellation Subsidiaries are not Affiliates of Constellation Clients and similar persons sponsored or co-sponsored by Constellation or Constellation Subsidiaries (and vice versa).

        "Aggregate Sirius Awards" has the meaning assigned in Section 2.17(c).

        "Agreement" has the meaning assigned in the Preamble.

        "Alternative Acquisition Agreement" means any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or other similar agreement (other than a confidentiality agreement as referred to in Section 6.01(a) in the case of Polaris, Section 6.02(a) in the case of Sirius and Section 6.03(a) in the case of Constellation) relating to any Polaris Acquisition Proposal, Sirius Acquisition Proposal or Constellation Acquisition Proposal, as applicable.

        "Applicable Effective Time" means the Redomestication Effective Time, the New Holdco Merger Effective Time, the Sirius-Polaris Merger Effective Time, or the Constellation-Polaris Merger Effective Time, as applicable.

        "Articles of Conversion" has the meaning assigned in Section 2.03(e).

        "Available New Sirius Shares" has the meaning assigned in Section 2.17(c).

        "Benefit Plan" has the meaning assigned in Section 5.01(l).

        "business day" means any day, other than Saturday, Sunday or a day on which the Federal Reserve Bank of New York is closed.

        "Cash-Settled New Sirius Equity Award" has the meaning assigned in Section 2.17(c).

II-A-4

        "Client" means any client to which Polaris or any Polaris Subsidiary or Constellation or any Constellation Subsidiary, as applicable, provides investment advisory or investment management services.

        "Closing" has the meaning assigned in Section 2.02.

        "Closing Date" has the meaning assigned in Section 2.02.

        "Code" has the meaning assigned in the Recitals.

        "Committed Debt Financing" means the debt financing to be incurred pursuant to the Debt Commitment Letter.

        "Company Regulatory Reports" has the meaning assigned in Section 4.01(z)(7).

        "Confidentiality Agreements" has the meaning assigned in Section 6.08(b).

        "Constellation" has the meaning assigned in the Preamble.

        "Constellation Acquisition Proposal" means any bona fide proposal or offer from any person or "group" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), other than an Other Party or any of its respective Subsidiaries, and whether involving a transaction or series of related transactions, for a merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination, sale of assets or similar transaction, involving the acquisition or issuance of (a) twenty percent (20%) or more of the total voting power of any class of equity securities of Constellation or Rights thereto or (b) twenty percent (20%) or more of the consolidated net revenues, net income or total assets of Constellation and its Subsidiaries, on a consolidated basis.

        "Constellation Adviser" has the meaning assigned in Section 4.03(y)(1).

        "Constellation Adviser Regulation D Covered Persons" has the meaning assigned in Section 4.03(y)(3).

        "Constellation Board" means the Board of Directors of Constellation.

        "Constellation Board Recommendation" has the meaning assigned in the Recitals.

        "Constellation Cancelled Shares" has the meaning assigned in Section 2.11(a).

        "Constellation Change of Recommendation" has the meaning assigned in Section 6.03(b)(4).

        "Constellation Class A Cancelled Shares" has the meaning assigned in Section 2.11(a).

        "Constellation Class A Common Stock" means the Class A common stock, par value $0.01 per share, of Constellation.

II-A-5

        "Constellation Class A Exchange Ratio" has the meaning assigned in Section 2.11(a).

        "Constellation Class A Merger Consideration" has the meaning assigned in Section 2.11(a).

        "Constellation Class B Cancelled Shares" has the meaning assigned in Section 2.11(a).

        "Constellation Class B Common Stock" means the Class B common stock, par value $0.01 per share, of Constellation.

        "Constellation Class B Exchange Ratio" has the meaning assigned in Section 2.11(a).

        "Constellation Class B Merger Consideration" has the meaning assigned in Section 2.11(a).

        "Constellation Continuing Employee" has the meaning assigned in Section 6.11(a).

        "Constellation Environmental Permits" has the meaning assigned in Section 4.03(x).

        "Constellation Equity Awards" means, equity awards granted under Stock Plans that are denominated in Constellation Shares.

        "Constellation Financial Statements" has the meaning assigned in Section 4.03(g)(1).

        "Constellation Indentures" means that certain Indenture dated as of April 10, 2013, between Constellation and The Bank of New York Mellon, as supplemented by each of (a) the First Supplemental Indenture, dated as of April 10, 2013 with respect to the 5.00% Convertible Senior Notes due 2023 and (b) the Second Supplemental Indenture, dated as of January 28, 2014, with respect to the 3.875% Convertible Senior Notes due 2021.

        "Constellation Intervening Event" means any material change, event, effect, occurrence, consequence or development that (a) is not known or not reasonably foreseeable by the Constellation Board as of the date hereof (or if known or reasonably foreseeable, the magnitude or material consequences of which are not known or reasonably foreseeable by the Constellation Board as of the date hereof), which material change, event, effect, occurrence, consequence or development becomes known (or the magnitude or material consequences of which become known) to or by the Constellation Board prior to receipt of the Constellation Requisite Vote and (b) does not relate to any Constellation Acquisition Proposal.

        "Constellation LLC" means Colony Capital Operating Company, LLC, a Delaware limited liability company.

        "Constellation LTIP Units" means membership units in Constellation LLC designated as LTIP Units.

        "Constellation Material Contract" has the meaning assigned in Section 4.03(l)(2).

        "Constellation Merger Consideration" has the meaning assigned in Section 2.11(a).

II-A-6

        "Constellation Notice Period" has the meaning assigned in Section 6.03(c)(1).

        "Constellation Plan" has the meaning assigned in Section 4.03(m)(1).

        "Constellation-Polaris Merger Effective Time" has the meaning assigned in Section 2.03(h).

        "Constellation-Polaris Merger" has the meaning assigned in the Recitals.

        "Constellation-Polaris Merger Surviving Corporation" has the meaning assigned in the Recitals.

        "Constellation Preferred Stock" means the preferred stock, par value $0.01 per share, of Constellation.

        "Constellation Regulatory and Third Party Approvals" has the meaning assigned in Section 4.03(f)(1).

        "Constellation Requisite Vote" has the meaning assigned in Section 4.03(e)(1).

        "Constellation SEC Documents" has the meaning assigned in Section 4.03(g)(1).

        "Constellation Series A Preferred Cancelled Shares" has the meaning assigned in Section 2.14(a).

        "Constellation Series A Preferred Merger Consideration" has the meaning assigned in Section 2.14(a).

        "Constellation Series A Preferred Stock" has the meaning assigned in Section 4.03(b).

        "Constellation Series B Preferred Cancelled Shares" has the meaning assigned in Section 2.14(b).

        "Constellation Series B Preferred Merger Consideration" has the meaning assigned in Section 2.14(b).

        "Constellation Series B Preferred Stock" has the meaning assigned in Section 4.03(b).

        "Constellation Series C Preferred Cancelled Shares" has the meaning assigned in Section 2.14(c).

        "Constellation Series C Preferred Merger Consideration" has the meaning assigned in Section 2.14(c).

        "Constellation Series C Preferred Stock" has the meaning assigned in Section 4.03(b).

        "Constellation Shares" means, collectively, the shares of Constellation Class A Common Stock and Constellation Class B Common Stock.

II-A-7

        "Constellation Stock Plans" means the 2009 Non-Executive Director Stock Plan of Constellation and/or the 2014 Equity Incentive Plan of Constellation.

        "Constellation Stockholders Meeting" has the meaning assigned in Section 6.05(c).

        "Constellation Subsidiary" means any Subsidiary of Constellation.

        "Constellation Subsidiary Partnership" has the meaning assigned in Section 4.03(o)(8).

        "Constellation Subsidiary REITs" means CIR III-1 REIT, Colfin Cobalt REIT, Inc., Colony Mortgage Sub A REIT, Inc., and Colony Mortgage Sub B REIT, Inc.

        "Constellation Superior Proposal" means a written Constellation Acquisition Proposal substituting "fifty percent (50%)" for "twenty percent (20%)", which the Constellation Board (or a duly authorized committee thereof) has determined in its good faith judgment, after consultation with outside legal counsel and outside financial advisors, is reasonably likely to be consummated in accordance with its terms, taking into account all relevant legal, financial, regulatory, and other aspects of such offer or proposal, including the financing terms thereof, and such other factors as the Constellation Board (or a duly authorized committee thereof) considers to be appropriate, and if consummated, would be more favorable to the common stockholders of Constellation, from a financial point of view, than the Transactions (after taking into account any proposed revisions to the terms of the Transactions pursuant to Section 6.03(c)).

        "Constellation Support Agreement" has the meaning assigned in the Recitals.

        "Constellation Tax Protection Agreements" has the meaning assigned in Section 4.03(o)(8).

        "Constellation Termination Fee" means an amount of cash equal to $92,000,000.

        "Continuing Employees" has the meaning assigned in Section 6.11(a).

        "Contract" has the meaning assigned in Section 4.01(l)(1).

        "control" and its correlative terms means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

        "Converted Constellation Equity Award" has the meaning assigned in Section 2.18(a).

        "Converted Sirius Equity Award" has the meaning assigned in Section 2.17(b).

        "D&O Insurance" has the meaning assigned in Section 6.10(d).

        "Debt Commitment Letter" means that certain commitment letter by and among JPMorgan Chase Bank, N.A., Bank of America, N.A., Barclays Bank PLC, Credit Suisse AG, Cayman Islands Branch, Credit Suisse Securities (USA) LLC, Deutsche Bank AG Cayman

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Islands Branch, Deutsche Bank AG New York Branch, Deutsche Bank Securities Inc., Morgan Stanley Senior Funding, Inc., UBS Securities LLC, UBS AG, Stamford Branch and Constellation LLC dated as of the date hereof.

        "Debt Financing" means the Committed Debt Financing, the Replacement Committed Debt Financing and/or the Supplemental Debt Financing.

        "Debt Financing Documents" means the agreements, documents and certificates contemplated by the Debt Financing, including (a) all credit agreements, loan documents, purchase agreements, underwriting agreements, indentures, debentures, notes and intercreditor agreements pursuant to which the Debt Financing will be governed or contemplated by the Debt Commitment Letter and (b) officer, secretary, solvency and perfection certificates, legal opinions and resolutions contemplated by the Debt Commitment Letter or requested by the Debt Financing Sources.

        "Debt Financing Sources" means the entities that have committed to provide or otherwise entered into agreements in connection with the Debt Financing, including the parties to the Debt Commitment Letter and any joinder agreements or credit agreements (including the definitive agreements executed in connection with the Debt Commitment Letter) relating thereto and any arrangers, administrative agents, collateral agents, and the Affiliates of the foregoing, and members, directors, agents, officers and employees of the foregoing and their successors and permitted assigns.

        "Debt Payoff Amount" means the dollar amount required to be paid by the parties to repay and satisfy in full the Payoff Indebtedness.

        "Deemed Constellation Extraordinary Dividend" means with respect to any calendar quarter in 2016, the declaration or payment by Constellation of any dividend or distribution in respect of the Constellation Shares of any cash, securities or other property of any nature whatsoever in an aggregate amount in excess of $0.40 for such calendar quarter with respect to each Constellation Share (and, with respect to the first calendar quarter of 2017, an amount equal to $0.40 multiplied by a fraction, the numerator of which is the number of days elapsed in such quarter up to, and including, the Closing Date and the denominator of which is 90).

        "Deemed Sirius Extraordinary Dividend" means with respect to any calendar quarter in 2016, the declaration or payment by Sirius of any dividend or distribution in respect of the Sirius Shares of any cash, securities or other property of any nature whatsoever in an aggregate amount in excess of $0.40 for such calendar quarter with respect to each Sirius Share (and, with respect to the first calendar quarter of 2017, an amount equal to $0.40 multiplied by a fraction, the numerator of which is the number of days elapsed in such quarter up to, and including, the Closing Date and the denominator of which is 90).

        "DGCL" means the General Corporation Law of the State of Delaware.

        "Disclosure Letter" means, with respect to any party, the letter delivered by it to each of the Other Parties as of the execution of this Agreement setting forth, among other things, items the disclosure of which is required under this Agreement, either in response to an express disclosure requirement contained in a provision of this Agreement or as an exception to one or

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more of the representations and warranties or covenants contained in this Agreement; provided that the mere inclusion of an item in a Disclosure Letter as an exception to a representation will not be considered an admission by the disclosing party that such item (or any non-disclosed item or information of comparable or greater significance) is required to be disclosed, represents a material exception or fact, event or circumstance or that such item has resulted in or would reasonably be expected to result in a Material Adverse Effect.

        "Disqualifying Event" means any of the disqualifying events listed in Section 506 of Regulation D under the Securities Act.

        "DLLCA" means the Delaware Limited Liability Company Act.

        "DLPA" means the Delaware Revised Uniform Limited Partnership Act.

        "Environmental Law" means any Law relating to (a) pollution, the protection, preservation or restoration of the environment (including air, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource) or workplace health or occupational safety, or (b) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of any substance, material or waste that is listed, defined, designated or classified as hazardous, toxic, radioactive, dangerous or a "pollutant" or "contaminant" or words of similar meaning under any applicable Environmental Law or are otherwise regulated by any Governmental Authority with jurisdiction over the environment, natural resources, or workplace health or occupational safety, including, without limitation, petroleum or any derivative or byproduct thereof, radon, radioactive material, asbestos or asbestos containing material, urea formaldehyde, foam insulation, mold or polychlorinated biphenyls, in each case as in effect at the date of this Agreement.

        "ERISA" means the Employee Retirement Income Security Act of 1974.

        "ERISA Affiliate" means all employers (whether or not incorporated) that would be treated together with such party or any of its Subsidiaries as a "single employer" within the meaning of Section 414 of the Code or Section 4001 of ERISA.

        "ERISA Plan" has the meaning assigned in Section 4.01(m)(3).

        "Exchange Act" means the Securities Exchange Act of 1934.

        "Exchange Agent" has the meaning assigned in Section 3.01.

        "Exchange Fund" has the meaning assigned in Section 3.01.

        "FINRA" has the meaning assigned in Section 6.06(d)(2).

        "First Maryland Articles of Merger" has the meaning assigned in Section 2.03(g).

        "Form S-4" means the Registration Statement on Form S-4 pursuant to which the offer and sale of the shares of New Polaris Common Shares and the shares of New Polaris Preferred

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Stock in the Mergers and in connection with the settlement or exercise as of or after Closing of Sirius Equity Awards, Polaris Equity Awards and Constellation Equity Awards will be registered pursuant to the Securities Act and in which the Proxy Statement will be included as a prospectus, to be filed with the SEC by New Polaris in connection with the Transactions and in accordance with the terms and conditions of this Agreement, together with any amendments or supplements thereto.

        "GAAP" means United States generally accepted accounting principles in effect from time to time.

        "Governmental Authority" means any federal, state or local or foreign court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, or any industry self-regulatory authority.

        "Hazardous Substance" means any substance that is listed, classified or regulated pursuant to any Environmental Law or by any Governmental Authority in connection with any Environmental Law.

        "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

        "Indebtedness" of any person means (a) indebtedness created, issued or incurred by such person for borrowed money (whether by loan or the issuance and sale of debt securities or the sale of property of such person to another person subject to an understanding or agreement, contingent or otherwise, to repurchase such property) and any accrued interest or prepayment premiums related thereto (for the avoidance of doubt, excluding trade accounts payable or similar obligations to creditors for goods or services, operating leases and other customary reservations or retentions under agreements with suppliers); (b) obligations of such person to pay the deferred purchase or acquisition price for any property of such person, including earn-outs; (c) obligations of such person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such person; (d) obligations of such person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) any property to such person to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such person under GAAP; (e) all net obligations under any interest rate swap agreements or interest rate hedge agreements; or (f) indebtedness of others as described in clauses (a) through (e) above in any manner guaranteed by such person or for which it is or may become contingently liable (but excluding any non-recourse carve-out guaranties, environmental indemnities or similar guaranties).

        "Indemnified Party" and "Indemnified Parties" each has the meaning assigned in Section 6.10(a).

        "Integration Transactions" has the meaning assigned in Section 2.24.

        "Intellectual Property" means all (a) trademarks, service marks, brand names, certification marks, collective marks, d/b/a's, Internet domain names, logos, symbols, trade dress, trade names, and other indicia of origin, all applications and registrations for the foregoing, and all goodwill associated therewith and symbolized thereby, including all renewals of same; (b) inventions and discoveries, whether patentable or not, and all patents, registrations,

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invention disclosures and applications therefor, including divisions, continuations, continuations-in-part and renewal applications, and including renewals, extensions and reissues; (c) confidential information, trade secrets and know-how, including processes, schematics, business methods, formulae, drawings, prototypes, models, designs, customer lists and supplier lists; and (d) published and unpublished works of authorship, whether copyrightable or not (including databases and other compilations of information), copyrights therein and thereto, and registrations and applications therefor, and all renewals, extensions, restorations and reversions thereof.

        "Investment Advisers Act" means the Investment Advisers Act of 1940.

        "Investment Company Act" means the Investment Company Act of 1940.

        "IRS" means the United States Internal Revenue Service.

        "Knowledge" means the actual knowledge of, (a) in the case of Polaris, the individuals listed in Section 1.1 of the Polaris Disclosure Letter, (b) in the case of Sirius, the individuals listed in Section 1.1 of the Sirius Disclosure Letter, and (c) in the case of Constellation, the individuals listed in Section 1.1 of the Constellation Disclosure Letter.

        "Law" means any federal, state, local or foreign law, statute or ordinance, or common law, or any rule, regulation, standard, judgment, order, writ, injunction, decree, arbitration award, agency requirement, license or permit of any Governmental Authority, including Environmental Laws and the Foreign Corrupt Practices Act of 1977 or any other applicable anti-bribery, fraud, kickback, and other anticorruption laws, rules and regulations of any other country and any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of Treasury or equivalent European Union measure.

        "Lien" means any charge, mortgage, pledge, deed of trust, charge, easement, encroachment, security interest, restriction, claim, lien or other similar encumbrance.

        "LLC Conversion" has the meaning assigned in the Recitals.

        "LLC Conversion Effective Time" has the meaning assigned in Section 2.03(e).

        "Material Adverse Effect" means, with respect to Sirius, Constellation or Polaris, as applicable, any change, event, development, circumstance, condition, occurrence or effect that, individually or in the aggregate with any other change, event, development, circumstance, condition, occurrence or effect, (a) has a material adverse effect on the financial condition, results of operations or business of such party and its Subsidiaries, taken as a whole, excluding the impact of (1) changes, after the date hereof, in Laws of general applicability to companies in the industries in which such party and its Subsidiaries operate or changes, after the date hereof, in the authoritative and publicly available interpretation thereof by Governmental Authorities; (2) changes, after the date hereof, in GAAP or applicable regulatory accounting requirements or authoritative and publicly available interpretations thereof; (3) changes, after the date hereof, in prevailing interest rates or other financial, economic or market conditions affecting the real estate market, the investment or asset management business or the market for alternative asset managers or REIT advisers generally; (4) actions or omissions of a party to this Agreement

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required by this Agreement; (5) the announcement or existence of this Agreement and the Transactions (including the impact thereof on relationships with customers, clients, partners, joint venturers and employees); (6) changes, after the date hereof, in U.S. or non-U.S. political conditions (including the outbreak of war or acts of terrorism or the worsening of existing hostilities or other conflicts); (7) changes, after the date hereof, relating to natural disasters, outbreak of disease or other force majeure events; (8) any failure, in and of itself, by Polaris, Sirius or Constellation, as applicable, to meet any estimates of revenues, earnings or other measure of financial performance for any period after the date of this Agreement, but not the underlying causes thereof (the impact of which may, unless the impact thereof is otherwise excluded hereunder, be considered in determining whether a Material Adverse Effect has occurred); or (9) a decline in the price of the Polaris Shares, the Sirius Shares or the Constellation Shares, as applicable, on the NYSE or any other class of a party's capital stock listed on a national securities exchange, but not the underlying causes thereof (the impact of which may, unless the impact thereof is otherwise excluded hereunder, be considered in determining whether a Material Adverse Effect has occurred); except, in the cases of clauses (1), (2), (3), (6) or (7), to the extent the effects of such change, event, development, circumstance, condition, occurrence or effect are materially disproportionately adverse to the financial condition, results of operations or business, of such party and its Subsidiaries, taken as a whole, as compared to other companies in the industry in which such party and its Subsidiaries operate; or (b) prevents or materially delays the consummation of the Transactions.

        "MDLLCA" means the Maryland Limited Liability Company Act.

        "Merger Consideration" has the meaning assigned in Section 2.11(a).

        "Mergers" has the meaning assigned in the Recitals.

        "MGCL" means the Maryland General Corporation Law.

        "New Certificates" means (x) certificates or (y) at New Polaris' option, evidence of shares in book entry form, representing whole shares of New Polaris Common Shares, New Polaris Series A Preferred Stock, New Polaris Series B Preferred Stock, New Polaris Series C Preferred Stock, New Polaris Series D Preferred Stock, New Polaris Series E Preferred Stock, New Polaris Series F Preferred Stock, New Polaris Series G Preferred Stock and/or New Polaris Series H Preferred Stock, as applicable.

        "New Holdco Articles of Merger" has the meaning assigned in Section 2.03(d).

        "New Holdco Merger Effective Time" has the meaning assigned in Section 2.03(d).

        "New Holdco Merger" has the meaning assigned in the Recitals.

        "New Holdco Surviving Corporation" has the meaning assigned in the Recitals.

        "New Polaris" has the meaning assigned in the Preamble, and from and after the Constellation-Polaris Merger Effective Time, the Constellation-Polaris Merger Surviving Corporation.

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        "New Polaris Board" means the Board of Directors of New Polaris.

        "New Polaris Bylaws" has the meaning assigned in Section 2.20(a).

        "New Polaris Charter" has the meaning assigned in Section 2.20(a).

        "New Polaris Class A Common Stock" means the Class A common stock, par value $0.01 per share, of New Polaris.

        "New Polaris Class B Common Stock" means the Class B common stock, par value $0.01 per share, of New Polaris.

        "New Polaris Common Shares" means the New Polaris Class A Common Stock, the New Polaris Class B Common Stock and New Polaris Performance Common Stock.

        "New Polaris Constituent Documents" has the meaning assigned in Section 2.20(f).

        "New Polaris Continuing Employee" has the meaning assigned in Section 6.11(a).

        "New Polaris Equity Award" has the meaning assigned in Section 2.16(a).

        "New Polaris Performance Common Stock" means the performance common stock, par value $0.01 per share, of New Polaris.

        "New Polaris Preferred Stock" means the preferred stock, par value $0.01 per share, of New Polaris.

        "New Polaris Series A Preferred Stock" means the 8.75% Series A Cumulative Redeemable Perpetual Preferred Stock of New Polaris, having the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption substantially similar to those of the New Sirius Series A Preferred Stock and as specified in Exhibit A to the New Polaris Charter.

        "New Polaris Series B Preferred Stock" means the 8.25% Series B Cumulative Redeemable Perpetual Preferred Stock of New Polaris, having the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption substantially similar to those of the New Sirius Series B Preferred Stock and as specified in Exhibit B to the New Polaris Charter.

        "New Polaris Series C Preferred Stock" means the 8.875% Series C Cumulative Redeemable Perpetual Preferred Stock of New Polaris, having the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption substantially similar to those of the New Sirius Series C Preferred Stock and as specified in Exhibit C to the New Polaris Charter.

        "New Polaris Series D Preferred Stock" means the 8.500% Series D Cumulative Redeemable Perpetual Preferred Stock of New Polaris, having the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and

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conditions of redemption substantially similar to those of the New Sirius Series D Preferred Stock and as specified in Exhibit D to the New Polaris Charter.

        "New Polaris Series E Preferred Stock" means the 8.75% Series E Cumulative Redeemable Perpetual Preferred Stock of New Polaris, having the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption substantially similar to those of the New Sirius Series E Preferred Stock and as specified in Exhibit E to the New Polaris Charter.

        "New Polaris Series F Preferred Stock" means the 8.50% Series F Cumulative Redeemable Perpetual Preferred Stock of New Polaris, having the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption substantially similar to those of the Constellation Series A Preferred Stock and as specified in Exhibit F to the New Polaris Charter.

        "New Polaris Series G Preferred Stock" means the 7.50% Series G Cumulative Redeemable Perpetual Preferred Stock of New Polaris, having the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption substantially similar to those of the Constellation Series B Preferred Stock and as specified in Exhibit G to the New Polaris Charter.

        "New Polaris Series H Preferred Stock" means the 7.125% Series H Cumulative Redeemable Perpetual Preferred Stock of New Polaris, having the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption substantially similar to those of the Constellation Series C Preferred Stock and as specified in Exhibit H to the New Polaris Charter.

        "New Polaris Subsidiary" means any Subsidiary of New Polaris.

        "New Sirius" has the meaning assigned in the Preamble.

        "New Sirius Cancelled Shares" has the meaning assigned in Section 2.10(a).

        "New Sirius Charter" means the charter of New Sirius which shall be substantially in the form of the charter of Sirius as of the date hereof.

        "New Sirius Equity Award" has the meaning assigned in Section 2.17(a).

        "New Sirius Preferred Stock" means the preferred stock, par value $0.01 per share, of New Sirius.

        "New Sirius Series A Preferred Cancelled Shares" has the meaning assigned in Section 2.13(a).

        "New Sirius Series A Preferred Merger Consideration" has the meaning assigned in Section 2.13(a).

        "New Sirius Series A Preferred Stock" means the 8.75% Series A Cumulative

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Redeemable Perpetual Preferred Stock of New Sirius, having the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption substantially similar to those of the Sirius Series A Preferred Stock and as specified in Exhibit A to the New Sirius Charter.

        "New Sirius Series B Preferred Cancelled Shares" has the meaning assigned in Section 2.13(b).

        "New Sirius Series B Preferred Merger Consideration" has the meaning assigned in Section 2.13(b).

        "New Sirius Series B Preferred Stock" means the 8.25% Series B Cumulative Redeemable Perpetual Preferred Stock of New Sirius, having the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption substantially similar to those of the Sirius Series B Preferred Stock and as specified in Exhibit B to the New Sirius Charter.

        "New Sirius Series C Preferred Cancelled Shares" has the meaning assigned in Section 2.13(c).

        "New Sirius Series C Preferred Merger Consideration" has the meaning assigned in Section 2.13(c).

        "New Sirius Series C Preferred Stock" means the 8.875% Series C Cumulative Redeemable Perpetual Preferred Stock of New Sirius, having the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption substantially similar to those of the Sirius Series C Preferred Stock and as specified in Exhibit C to the New Sirius Charter.

        "New Sirius Series D Preferred Cancelled Shares" has the meaning assigned in Section 2.13(d).

        "New Sirius Series D Preferred Merger Consideration" has the meaning assigned in Section 2.13(d).

        "New Sirius Series D Preferred Stock" means the 8.500% Series D Cumulative Redeemable Perpetual Preferred Stock of New Sirius, having the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption substantially similar to those of the Sirius Series D Preferred Stock and as specified in Exhibit D to the New Sirius Charter.

        "New Sirius Series E Preferred Cancelled Shares" has the meaning assigned in Section 2.13(e).

        "New Sirius Series E Preferred Merger Consideration" has the meaning assigned in Section 2.13(e).

        "New Sirius Series E Preferred Stock" means the 8.75% Series E Cumulative

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Redeemable Perpetual Preferred Stock of New Sirius, having the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption substantially similar to those of the Sirius Series E Preferred Stock and as specified in Exhibit E to the New Sirius Charter.

        "New Sirius Shares" means shares of common stock, par value $0.01 per share, of New Sirius.
        "New Sirius Sub" has the meaning assigned in the Preamble.

        "Non-U.S. Constellation Plan" has the meaning assigned in Section 4.03(m)(7).

        "Non-U.S. Polaris Plan" has the meaning assigned in Section 4.01(m)(7).

        "Non-U.S. Sirius Plan" has the meaning assigned in Section 4.02(m)(7).

        "NRE" means NorthStar Realty Europe Corp., a Maryland corporation.

        "NTR" means any non-traded REIT (a) when used with respect to Polaris, managed by Polaris or a Polaris Subsidiary, including, but not limited to, NorthStar Real Estate Income Trust, Inc., a Maryland corporation, NorthStar Real Estate Income II, Inc., a Maryland corporation, NorthStar Healthcare Income, Inc., a Maryland corporation and NorthStar/RXR New York Metro Real Estate, Inc., a Maryland corporation or (b) when used with respect to Constellation, managed by Constellation.

        "NYSE" has the meaning assigned in Section 3.03(e).

        "Old Certificate" means a share certificate previously representing Polaris Shares, Sirius Shares, Constellation Shares, shares of Sirius Series A Preferred Stock, shares of Sirius Series B Preferred Stock, shares of Sirius Series C Preferred Stock, shares of Sirius Series D Preferred Stock, shares of Sirius Series E Preferred Stock, shares of Constellation Series A Preferred Stock, shares of Constellation Series B Preferred Stock or shares of Constellation Series C Preferred Stock, it being understood that any reference herein to an Old Certificate shall be deemed to include reference to book-entry account statements relating to the ownership of Polaris Shares, Sirius Shares, Constellation Shares, shares of Sirius Series A Preferred Stock, shares of Sirius Series B Preferred Stock, shares of Sirius Series C Preferred Stock, shares of Sirius Series D Preferred Stock, shares of Sirius Series E Preferred Stock, shares of Constellation Series A Preferred Stock, shares of Constellation Series B Preferred Stock or shares of Constellation Series C Preferred Stock, as the case may be.

        "Order" has the meaning assigned in Section 7.01(c).

        "Organizational Documents" means (a) with respect to a corporation, the charter, articles or certificate of incorporation, as applicable, and bylaws thereof, each as amended, (b) with respect to a limited liability company, the certificate of formation or organization, as applicable, and the operating or limited liability company agreement thereof, each as amended, (c) with respect to a partnership, the certificate of formation and the partnership agreement, each as amended, and (d) with respect to any other person, the organizational, constituent and/or

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governing documents and/or instruments of such person.

        "Other Party" means (a) when used with respect to Sirius, the following persons: Constellation, Polaris and New Polaris, (b) when used with respect to Constellation, the following persons: Sirius, New Sirius, Sirius LP, New Sirius Sub, Polaris and New Polaris and (c) when used with respect to Polaris, the following persons: Sirius, New Sirius, Sirius LP, New Sirius Sub and Constellation.

        "Outside Date" has the meaning assigned in Section 8.02(a).

        "party" means Constellation, Sirius, Polaris, New Polaris, Sirius Sub, Sirius LP, New Sirius and New Sirius Sub, as applicable.

        "Payoff Indebtedness" means the Indebtedness of the parties required by its terms to be repaid in connection with the consummation of the Transactions pursuant to the Contracts set forth on Schedule 2.25 (or Contracts for Indebtedness incurred after the date hereof in accordance with the terms hereof to the extent such Indebtedness was incurred to refinance the Indebtedness evidenced by the Contracts set forth on Schedule 2.25).

        "Payoff Letters" means payoff letters pursuant to which the lenders of Payoff Indebtedness confirm the Debt Payoff Amount with respect thereto, designate wire transfer instructions for payment of the Debt Payoff Amount on the Closing Date and covenant to release all Liens and notice filings securing such Indebtedness, if any, at the Closing.

        "Permitted Liens" means any (a) Liens that result from any statutory or other Liens for Taxes or assessments that are not delinquent or the validity of which is being contested in good faith by appropriate proceedings and for which there are adequate reserves on the Polaris Financial Statements, the Sirius Financial Statements or the Constellation Financial Statements, as applicable (to the extent such reserves are required pursuant to GAAP), (b) any cashiers', landlords', workers', mechanics', carriers', workmen's, repairmen's and materialmen's Liens and other similar Liens imposed by Law and incurred in the ordinary course of business consistent with past practice that are not yet subject to penalty or the validity of which is being contested in good faith by appropriate proceedings and for which there are adequate reserves on the Polaris Financial Statements, the Sirius Financial Statements or the Constellation Financial Statements, as applicable (to the extent such reserves are required pursuant to GAAP), and (c) Liens that do not materially interfere with the present use of the asset or property related thereto (but excluding any Lien on shares or other equity interests not otherwise a "Permitted Lien").

        "person" means an individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, unincorporated organization or other entity.

        "Polaris" has the meaning assigned in the Preamble.

        "Polaris Acquisition Proposal" means any bona fide proposal or offer from any person or "group" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), other than an Other Party or any of its respective Subsidiaries, and whether involving a transaction or series of related transactions, for a merger, joint venture, partnership, consolidation, dissolution,

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liquidation, tender offer, recapitalization, reorganization, share exchange, business combination, sale of assets or similar transaction, involving the acquisition or issuance of (a) twenty percent (20%) or more of the total voting power of any class of equity securities of Polaris or Rights thereto, or (b) twenty percent (20%) or more of the consolidated net revenues, net income or total assets of Polaris and its Subsidiaries, on a consolidated basis.

        "Polaris Adviser" has the meaning assigned in Section 4.01(y)(1).

        "Polaris Adviser Regulation D Covered Persons" has the meaning assigned in Section 4.01(y)(3).

        "Polaris Board" means the Board of Directors of Polaris.

        "Polaris Board Recommendation" has the meaning assigned in the Recitals.

        "Polaris Board Special Committee" has the meaning assigned in the Recitals.

        "Polaris Broker" has the meaning assigned in Section 4.01(z)(1).

        "Polaris Change of Recommendation" has the meaning assigned in Section 6.01(b)(4).

        "Polaris Common Stock" means the common stock, par value $0.01 per share, of Polaris.

        "Polaris Constellation Stock Issuance" has the meaning assigned in the Recitals.

        "Polaris E&P Study" has the meaning assigned in Section 6.14(c).

        "Polaris Environmental Permits" has the meaning assigned in Section 4.01(x).

        "Polaris Equity Awards" means, collectively, (A) equity awards granted under the Polaris Stock Plans that are denominated in shares of Polaris Common Stock and (B) any other equity awards issued in connection with the Spin-Off of Polaris from Sirius that are denominated in shares of Polaris Common Stock.

        "Polaris Financial Statements" has the meaning assigned in Section 4.01(g)(1).

        "Polaris Flaherty Letter Agreement" means Letter to James F. Flaherty, III re: Incremental Restricted Stock Unit Awards dated November 5, 2014 from NorthStar Realty Finance Corp. and NorthStar Asset Management Group Inc.

        "Polaris Intervening Event" means any material change, event, effect, occurrence, consequence or development that (a) is not known or not reasonably foreseeable by the Polaris Board (or the Polaris Board Special Committee) as of the date hereof (or if known or reasonably foreseeable, the magnitude or material consequences of which are not known or reasonably foreseeable by the Polaris Board (or the Polaris Board Special Committee) as of the date hereof), which material change, event, effect, occurrence, consequence or development becomes known (or the magnitude or material consequences of which become known) to or by the Polaris Board

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(or the Polaris Board Special Committee) prior to receipt of the Polaris Requisite Votes and (b) does not relate to any Polaris Acquisition Proposal.

        "Polaris Jersey" means NorthStar Asset Management Group Ltd., a Jersey limited company.

        "Polaris LP" means NSAM LP, a Delaware limited partnership.

        "Polaris LTIP Units" means partnership units in Polaris LP designated as LTIP Units.

        "Polaris Material Contract" has the meaning assigned in Section 4.01(l)(2).

        "Polaris Notice Period" has the meaning assigned in Section 6.01(c)(1).

        "Polaris Performance Common Stock" means the performance common stock, par value $0.01 per share, of Polaris.

        "Polaris Plan" has the meaning assigned in Section 4.01(m)(1).

        "Polaris Regulatory and Third Party Approvals" has the meaning assigned in Section 4.01(f)(1).

        "Polaris Requisite Votes" has the meaning assigned in Section 4.01(e)(1).

        "Polaris RIC Fund" has the meaning assigned in Section 4.01(s)(1).

        "Polaris RIC Fund Advisory Contract" has the meaning assigned in Section 4.01(s)(2).

        "Polaris RIC Fund Reports" has the meaning assigned in Section 4.01(s)(7).

        "Polaris SEC Documents" has the meaning assigned in Section 4.01(g)(1).

        "Polaris Shares" means, collectively, the shares of Polaris Common Stock and the shares of Polaris Performance Common Stock.

        "Polaris Sirius Stock Issuance" has the meaning assigned in the Recitals.

        "Polaris Special Dividend" means a dividend in cash in respect of the Polaris Shares in an aggregate amount of up to $128 million to be declared by the Polaris Board (or a duly authorized committee thereof) prior to or as of the Closing and paid prior to, as of or after the Closing to holders of record of Polaris Shares prior to the Redomestication Merger Effective Time.

        "Polaris Stock Plans" means the Polaris 2014 Omnibus Incentive Plan.

        "Polaris Stockholders Meeting" has the meaning assigned in Section 6.05(a).

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        "Polaris Subsidiary" means any Subsidiary of Polaris (including, for the avoidance of doubt, prior to the Redomestication Merger New Polaris) and following the Redomestication Merger, any Subsidiary of New Polaris.

        "Polaris Subsidiary Partnership" has the meaning assigned in Section 4.01(o)(4).

        "Polaris Superior Proposal" means a written Polaris Acquisition Proposal substituting "fifty percent (50%)" for "twenty percent (20%)," which the Polaris Board (or a duly authorized committee thereof) has determined in its good faith judgment, after consultation with outside legal counsel and outside financial advisors, is reasonably likely to be consummated in accordance with its terms, taking into account all relevant legal, financial, regulatory, and other aspects of such offer or proposal, including the financing terms thereof, and such other factors as the Polaris Board (or a duly authorized committee thereof) considers to be appropriate, and if consummated, would be more favorable to the common stockholders of Polaris, from a financial point of view, than the Transactions (after taking into account any proposed revisions to the terms of the Transactions pursuant to Section 6.01(c)).

        "Polaris/Sirius Support Agreement" has the meaning assigned in the Recitals.

        "Polaris Tax Protection Agreements" has the meaning assigned in Section 4.01(o)(4).

        "Polaris Termination Fee" means an amount of cash equal to $92,000,000.

        "Polaris Time-Based Restricted Stock Award" means a Polaris Equity Award of restricted shares of Polaris Common Stock subject solely to service-based vesting conditions.

        "Preferred Merger Consideration" has the meaning assigned in Section 2.14(c).

        "Previously Disclosed" means, as of any given date, that the existence of a fact or condition was disclosed by one party to the other Parties, in a Disclosure Letter or public securities or reporting of a party or its Affiliates filed with or furnished to the SEC at any time on or after January 1, 2015 and prior to such date (but disregarding risk factor disclosures contained under the heading "Risk Factors," or disclosures of risks set forth in any "forward-looking statements" disclaimer or any other statements that are similarly non-specific or cautionary, predictive or forward-looking in nature). The information and disclosures contained in any section of a Disclosure Letter shall be deemed to be disclosed for all purposes in this Agreement (including against any representation, warranty or covenant) and incorporated by reference in any other section of a Disclosure Letter as though fully set forth therein, in each case, to the extent the relevance of such information or disclosure is reasonably apparent from the text of such disclosure.

        "Proxy Statement" means the joint proxy statement in preliminary and definitive form relating to the Polaris Stockholders Meeting, the Sirius Stockholders Meeting and the Constellation Stockholders Meeting, in each case to be held in connection with this Agreement and the Transactions, together with any amendments or supplements thereto.

        "Public Mergers" has the meaning assigned in the Recitals.

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        "Qualified REIT Subsidiary" means a "qualified REIT subsidiary" within the meaning of Section 856(i) of the Code.

        "Qualifying Income" has the meaning assigned in Section 8.06(r).

        "RED REIT" means NRF RED REIT Corp., a Maryland corporation.

        "Redomestication Articles of Merger" has the meaning assigned in Section 2.03(a).

        "Redomestication Effective Time" has the meaning assigned in Section 2.03(a).

        "Redomestication Merger" has the meaning assigned in the Recitals.

        "Redomestication Merger Consideration" has the meaning ascribed in Section 2.05(a).

        "Redomestication Stock Issuance" has the meaning assigned in the Recitals.

        "Redomestication Surviving Corporation" has the meaning assigned in the Recitals.

        "REIT" has the meaning assigned in the Recitals.

        "REIT Minimum Distribution Dividend" has the meaning assigned in Section 6.17.

        "Replacement Committed Debt Financing" means the debt financing to be incurred by Constellation after the date hereof which shall supplement, amend and/or replace the Committed Debt Financing; provided that such Indebtedness (i) constitutes, together with unrestricted cash on hand and the Committed Debt Financing available at the Closing, funds sufficient to pay all of the cash amounts required to be provided by New Polaris and its Subsidiaries in connection with the consummation of the Transactions, including the amounts payable in connection with the consummation of the Mergers, all expenses payable in connection with the Transactions and the amounts to fund the Debt Payoff Amount and (ii) shall not impose new or additional conditions precedent in a manner that would reasonably be expected to prevent or delay the Closing Date; provided further that clauses (i) and (ii) above shall not apply unless such Replacement Committed Debt Financing amends and/or replaces the Committed Debt Financing.

        "Representatives" means, with respect to any person, such person's directors, officers employees, legal or financial advisors, accountants, consultants, and any representatives of the foregoing.

        "Required Divestiture" has the meaning assigned in Section 6.18.

        "Requisite Regulatory Approvals" means the Polaris Regulatory and Third Party Approvals, the Sirius Regulatory and Third Party Approvals and the Constellation Regulatory and Third Party Approvals, in each case, set forth on Exhibit D.

        "RIC Fund" means any investment vehicle that is registered under the Investment Company Act or has elected to be regulated as a "business development company" under the Investment Company Act and, in each case, that is a Client.

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        "RIC Fund Contract" means an Advisory Contract with a RIC Fund under which Polaris or Constellation or any of their respective Subsidiaries, as applicable, acts as an adviser.

        "Rights" means, with respect to any person, securities or obligations convertible into or exercisable or exchangeable for, or giving any other person any right to subscribe for or acquire, or any options, calls or commitments relating to, or any stock appreciation right or other instrument the value of which is determined in whole or in part by reference to the market price or value of, shares of capital stock of such first person.

        "Sarbanes-Oxley Act" has the meaning assigned in Section 4.01(g)(1).

        "SEC" means the United States Securities and Exchange Commission.

        "Second Maryland Articles of Merger" has the meaning assigned in Section 2.03(h).

        "Securities Act" means the Securities Act of 1933.

        "Significant Subsidiary" means a Subsidiary that is a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X promulgated by the SEC.

        "Sirius" has the meaning assigned in the Preamble.

        "Sirius Acquisition Proposal" means any bona fide proposal or offer from any person or "group" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), other than an Other Party or any of its respective Subsidiaries, and whether involving a transaction or series of related transactions, for a merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination, sale of assets or similar transaction, involving the acquisition or issuance of (a) twenty percent (20%) or more of the total voting power of any class of equity securities of Sirius or Rights thereto, or (b) twenty percent (20%) or more of the consolidated net revenues, net income or total assets of Sirius and its Subsidiaries, on a consolidated basis.

        "Sirius Board" means the Board of Directors of Sirius.

        "Sirius Board Recommendation" has the meaning assigned in the Recitals.

        "Sirius Board Special Committee" has the meaning assigned in the Recitals.

        "Sirius Change of Recommendation" has the meaning assigned in Section 6.02(b)(4).

        "Sirius Common Units" means partnership units in Sirius LP designated as partnership common units.

        "Sirius Continuing Employee" has the meaning assigned in Section 6.11(a).

        "Sirius Environmental Permits" has the meaning assigned in Section 4.02(x).

        "Sirius Equity Awards" means equity awards granted under the Sirius Stock Plans that are denominated in Sirius Shares.

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        "Sirius Exchangeable Senior Notes" means collectively (i) the 7.25% Exchangeable Senior Notes of Sirius, (ii) the 8.875% Exchangeable Senior Notes of Sirius and (iii) the 5.375% Exchangeable Senior Notes of Sirius.

        "Sirius Exchange Ratio" has the meaning assigned in Section 2.10(a).

        "Sirius Financial Statements" has the meaning assigned in Section 4.02(g)(1).

        "Sirius Indentures" means collectively (a) that certain Indenture, dated as of June 18, 2007, among Sirius LP, Sirius, and Wilmington Trust Company, as supplemented by each of (i) the Supplemental Indenture, dated as of June 30, 2014, relating to the 7.25% Exchangeable Senior Notes and (ii) the Second Supplemental Indenture, dated as of March 13, 2015, relating to the 7.25% Exchangeable Senior Notes; (b) that certain Indenture, dated as of June 12, 2012, among Sirius LP, Sirius, Sirius Sub-REIT Corp., and Wilmington Trust, National Association, as supplemented by each of (i) the Supplemental Indenture, dated as of June 30, 2014, relating to the 8.875% Exchangeable Senior Notes and (ii) the Second Supplemental Indenture, dated as of March 13, 2015, relating to the 8.875% Exchangeable Senior Notes; (c) that certain Indenture, dated as of June 19, 2013, among Sirius LP, Sirius, Sirius Sub-REIT Corp., and Wilmington Trust, National Association, as supplemented by each of (i) the Supplemental Indenture dated as of June 30, 2014, relating to the 5.375% Exchangeable Senior Notes and (ii) the Second Supplemental Indenture, dated as of March 13, 2015, relating to the 5.375% Exchangeable Senior Notes; (d) that certain Indenture, dated as of March 31, 2014, between Sirius, and Wilmington Trust, National Association; (e) that certain Indenture, dated as of April 12, 2005, by and among Sirius LP, and JPMorgan Chase Bank, National Association, as supplemented by each of (i) the Supplemental Indenture, dated as of June 30, 2014, between Sirius, Sirius Sub-REIT Corp. and The Bank of New York Mellon Trust Company, N.A. (as successor trustee to JPMorgan Chase Bank, National Association), and (ii) the Second Supplemental Indenture, dated as of March 13, 2015, between Sirius, Sirius LP, and The Bank of New York Mellon Trust Company, N.A. (as successor trustee to JPMorgan Chase Bank, National Association); (f) that certain Indenture, dated as of May 25, 2005, by and among Sirius LP, and JPMorgan Chase Bank, National Association, as supplemented by each of (i) the Supplemental Indenture, dated as of June 30, 2014, between Sirius, Sirius Sub-REIT Corp. and The Bank of New York Mellon Trust Company, N.A. (as successor trustee to JPMorgan Chase Bank, National Association) and (ii) the Second Supplemental Indenture, dated as of March 13, 2015, between Sirius, Sirius LP, and The Bank of New York Mellon Trust Company, N.A. (as successor trustee to JPMorgan Chase Bank, National Association); (g) that certain Indenture, dated as of November 22, 2005, by and among Sirius LP and JPMorgan Chase Bank, National Association, as supplemented by each of (i) the Supplemental Indenture, dated as of June 30, 2014, between Sirius, Sirius Sub-REIT Corp. and The Bank of New York Mellon Trust Company, N.A. (as successor trustee to JPMorgan Chase Bank, National Association) and (ii) the Second Supplemental Indenture, dated as of March 13, 2015, between Sirius, Sirius LP, and The Bank of New York Mellon Trust Company, N.A. (as successor trustee to JPMorgan Chase Bank, National Association); (h) that certain Indenture, dated as of March 10, 2006, by and among Sirius LP, Sirius, and Wilmington Trust Company, as supplemented by each of (i) the Supplemental Indenture, dated as of June 30, 2014, between Sirius, Sirius Sub-REIT Corp. and Wilmington Trust Company and (ii) the Second Supplemental Indenture, dated as of March 13, 2015, between Sirius, Sirius LP, and Wilmington Trust Company; (i) that certain Indenture, dated as of August 1, 2006, by and among

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Sirius LP, Sirius, and Wilmington Trust Company, as supplemented by each of (i) the Supplemental Indenture, dated as of June 30, 2014, between Sirius, Sirius Sub-REIT Corp. and Wilmington Trust Company and (ii) the Second Supplemental Indenture, dated as of March 13, 2015, between Sirius, Sirius LP and Wilmington Trust Company; (j) that certain Indenture, dated as of October 6, 2006, by and among Sirius LP, Sirius, and Wilmington Trust Company, as supplemented by each of (i) the Supplemental Indenture, dated as of June 30, 2014, between Sirius, Sirius Sub-REIT Corp. and Wilmington Trust Company and (ii) the Second Supplemental Indenture, dated as of March 13, 2015, between Sirius, Sirius LP and Wilmington Trust Company; (k) that certain Indenture, dated as of March 30, 2007, by and among Sirius LP, Sirius, and Wilmington Trust Company, as supplemented by each of (i) the Supplemental Indenture, dated as of June 30, 2014, between Sirius, Sirius Sub-REIT Corp. and Wilmington Trust Company and (ii) the Second Supplemental Indenture, dated as of March 13, 2015, between Sirius, Sirius LP and Wilmington Trust Company; (l) that certain Indenture, dated as of June 7, 2007, by and among Sirius LP, Sirius, and Wilmington Trust Company, as supplemented by each of (i) the Supplemental Indenture, dated as of June 30, 2014, between Sirius, Sirius Sub-REIT Corp. and Wilmington Trust Company and (ii) the Second Supplemental Indenture, dated as of March 13, 2015, between Sirius, Sirius LP and Wilmington Trust Company; and (m) that certain Indenture, dated as of July 1, 2015, by and among NRE, Sirius, Sirius LP, and Wilmington Trust, National Association.

        "Sirius Intervening Event" means any material change, event, effect, occurrence, consequence or development that (a) is not known or not reasonably foreseeable by the Sirius Board (or the Sirius Board Special Committee) as of the date hereof (or if known or reasonably foreseeable, the magnitude or material consequences of which are not known or reasonably foreseeable by the Sirius Board (or the Sirius Board Special Committee) as of the date hereof), which material change, event, effect, occurrence, consequence or development becomes known (or the magnitude or material consequences of which become known) to or by the Sirius Board (or the Sirius Board Special Committee) prior to receipt of the Sirius Requisite Vote and (b) does not relate to any Sirius Acquisition Proposal.

        "Sirius LP" has the meaning assigned in the Preamble.

        "Sirius LP Merger" has the meaning assigned in the Recitals.

        "Sirius LP Merger Articles of Merger" has the meaning assigned in Section 2.03(b).

        "Sirius LP Merger Effective Time" has the meaning assigned in Section 2.03(b).

        "Sirius LP Merger Surviving Entity" has the meaning assigned in the Recitals.

        "Sirius LP Upstream Merger" has the meaning assigned in the Recitals.

        "Sirius LP Upstream Merger Articles of Merger" has the meaning assigned in Section 2.03(c).

        "Sirius LP Upstream Merger Effective Time" has the meaning assigned in Section 2.03(c).

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        "Sirius LP Upstream Merger Surviving Corporation" has the meaning assigned in the Recitals.

        "Sirius LTIP Units" means partnership units in Sirius LP designated as LTIP Units.

        "Sirius Management Agreement" has the meaning assigned in Section 5.02.

        "Sirius Management Agreement Assignment" has the meaning assigned in the Recitals.

        "Sirius Management Agreement Assignment Effective Time" has the meaning assigned in Section 2.03(f).

        "Sirius Material Contract" has the meaning assigned in Section 4.02(l)(2).

        "Sirius Merger Consideration" has the meaning assigned in Section 2.10(a).

        "Sirius Notice Period" has the meaning assigned in Section 6.02(c)(1).

        "Sirius Plan" has the meaning assigned in Section 4.02(m)(1).

        "Sirius-Polaris Merger Effective Time" has the meaning assigned in Section 2.03(g).

        "Sirius-Polaris Merger" has the meaning assigned in the Recitals.

        "Sirius-Polaris Merger Surviving Corporation" has the meaning assigned in the Recitals.

        "Sirius Preferred Stock" means the preferred stock, par value $0.01 per share, of Sirius.

        "Sirius PSU" means a Sirius Equity Award of restricted stock units subject to performance-based vesting conditions.

        "Sirius Regulatory and Third Party Approvals" has the meaning assigned in Section 4.02(f)(1).

        "Sirius Requisite Vote" has the meaning assigned in Section 4.02(e)(1).

        "Sirius RSU" means a Sirius Equity Award of restricted stock units subject solely to service-based vesting conditions.

        "Sirius SEC Documents" has the meaning assigned in Section 4.02(g)(1).

        "Sirius Series A Preferred Stock" has the meaning assigned in Section 4.02(b).

        "Sirius Series B Preferred Stock" has the meaning assigned in Section 4.02(b).

        "Sirius Series C Preferred Stock" has the meaning assigned in Section 4.02(b).

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        "Sirius Series D Preferred Stock" has the meaning assigned in Section 4.02(b).

        "Sirius Series E Preferred Stock" has the meaning assigned in Section 4.02(b).

        "Sirius Shares" means shares of common stock, par value $0.01 per share, of Sirius.

        "Sirius Stock Plans" means the (i) Sirius Corp. Second Amended and Restated 2004 Omnibus Stock Incentive Plan and (ii) if adopted by the stockholders of Sirius at the 2016 annual meeting of Sirius, the Sirius Corp. Third Amended and Restated 2004 Omnibus Stock Incentive Plan.

        "Sirius Stockholders Meeting" has the meaning assigned in Section 6.05(b).

        "Sirius Sub" has the meaning assigned in the Preamble.

        "Sirius Subsidiary" means any Subsidiary of Sirius (including, for the avoidance of doubt, New Sirius, Sirius Sub and New Sirius Sub) and following the New Holdco Merger, any Subsidiary of New Sirius.

        "Sirius Subsidiary Partnership" has the meaning assigned in Section 4.02(o)(8).

        "Sirius Superior Proposal" means a written Sirius Acquisition Proposal substituting "fifty percent (50%)" for "twenty percent (20%)", which the Sirius Board (or a duly authorized committee thereof) has determined in its good faith judgment, after consultation with outside legal counsel and outside financial advisors, is reasonably likely to be consummated in accordance with its terms, taking into account all relevant legal, financial, regulatory, and other aspects of such offer or proposal, including the financing terms thereof, and such other factors as the Sirius Board (or a duly authorized committee thereof) considers to be appropriate, and if consummated, would be more favorable to the common stockholders of Sirius, from a financial point of view, than the Transactions (after taking into account any proposed revisions to the terms of the Transactions pursuant to Section 6.02(c)).

        "Sirius Tax Protection Agreements" has the meaning assigned in Section 4.02(o)(8).

        "Sirius Termination Fee" means an amount of cash equal to $92,000,000.

        "Sirius Time-Based Restricted Stock Award" means a Sirius Equity Award of restricted Sirius Shares under the Sirius Stock Plans subject solely to service-based vesting conditions.

        "Spin-Off" means the distribution of shares of Polaris Common Stock by Sirius on June 30, 2014.

        "Subsidiary" means, with respect to a person, an entity in which such person controls, directly or indirectly, more than 50% of the voting securities or total equity interest of such entity.

        "Supplemental Debt Financing" has the meaning assigned in Section 6.15(b).

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        "Takeover Law" means any "fair price", "moratorium", "business combination" or other similar Law applicable to New Polaris, Polaris or the Polaris Subsidiaries (including the restrictions on "business combinations" with an "interested stockholder" (each as defined in Section 203 of the DGCL or Section 3-601 of the MGCL, as applicable)), New Sirius, Sirius or the Sirius Subsidiaries or Constellation or the Constellation Subsidiaries, as applicable.

        "Tax" and "Taxes" means all federal, state, local or foreign taxes, charges, fees, levies or other assessments, however denominated, including all net income, gross income, gains, gross receipts, sales, use, ad valorem, goods and services, capital, production, transfer, franchise, windfall profits, license, withholding, payroll, Medicare, employment, disability, employer health, excise, estimated, severance, stamp, occupation, property, environmental, unemployment or other taxes, custom duties, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any Governmental Authority.

        "Taxable REIT Subsidiary" means a "taxable REIT subsidiary" within the meaning of Section 856(l) of the Code.

        "Tax Protection Agreement" means any Constellation Tax Protection Agreement, Polaris Tax Protection Agreement or Sirius Tax Protection Agreement, individually and collectively, as applicable.

        "Tax Returns" means any return, amended return or other report or similar statement (including elections, declarations, disclosures, schedules, estimates and information returns) required to be filed with any Governmental Authority with respect to any Tax.

        "Termination Fee" means each of the Constellation Termination Fee, the Polaris Termination Fee and the Sirius Termination Fee, as applicable.

        "Transaction Expenses" means a party's documented out-of-pocket fees, costs and expenses incurred in connection with the Transactions prior to the termination of this Agreement which shall not exceed an aggregate amount of $10 million with respect to any such party.

        "Transaction Litigation" has the meaning assigned in Section 6.06(e).

        "Transactions" has the meaning assigned in the Recitals.

        "Transfer Taxes" has the meaning assigned in Section 6.14(b).

        "Treasury Regulations" means the regulations promulgated by the United States Department of the Treasury pursuant to and in respect of provisions of the Code.

        "Unvested Constellation Equity Award" has the meaning assigned in Section 2.18(a).

        "Unvested New Polaris Equity Award" the meaning assigned in Section 2.16(b).

        "Unvested New Sirius Equity Award" has the meaning assigned in Section 2.17(b).

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        "Willful Breach" means a material breach that is the consequence of an act or omission by a party with the actual knowledge of such party that the taking of, or failure to take, such act would, or would be reasonably expected to, cause a material breach of this Agreement.

        1.02    Interpretation.

        (a)   In this Agreement, except as context may otherwise require, references: (1) to the Preamble, Recitals, Sections, Exhibits or Schedules are to the Preamble to, a Recital or Section of, or Exhibit or Schedule to, this Agreement; (2) to this Agreement are to this Agreement, and the Exhibits, Schedules and Disclosure Letters to it, taken as a whole; (3) to any agreement (including this Agreement), contract, statute or regulation are to the agreement, contract, statute or regulation as amended, modified, supplemented, restated or replaced from time to time (in the case of an agreement or contract, to the extent permitted by the terms thereof); and to any section of any statute or regulation include any successor to the section; ; (4) to any Governmental Authority include any successor to that Governmental Authority; (5) to any applicable Law refer to such applicable Law as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under such statute) and references to any section of any applicable Law or other Law include any successor to such section; (6) to the terms defined in the singular have a comparable meaning when used in the plural, and vice versa; (7) to the terms "dollars," "cents" and "$" mean U.S. Dollars and Cents; (8) to the phrases "date of this Agreement" or "date hereof" are to June 2, 2016; (9) to the words "herein," "hereof" or "hereunder" and similar terms refer to this Agreement as a whole and not to any specific Section; and (10) to the words "include," "includes" or "including" are to be deemed followed by the words "without limitation." The table of contents and article and section headings are for reference purposes only and do not limit or otherwise affect any of the substance of this Agreement. The phrases "provided," "delivered" or "made available," when used herein, mean that the information or materials referred to have been physically or electronically delivered to the applicable parties (including information or materials that have been posted to an on-line "virtual data room" established by or on behalf of one of the parties or documents or other information available in the Electronic Data Gathering, Analysis and Retrieval Database of the SEC) in each case, on or prior to the date that is one business day prior to the date hereof.

        (b)   This Agreement is the product of negotiation by the parties, having the assistance of counsel and other advisers. The parties intend that this Agreement not be construed more strictly with regard to one party than with regard to the other parties.

ARTICLE II

THE MERGERS AND OTHER TRANSACTIONS

        2.01    The Mergers and Other Transactions.

        (a)    Redomestication Merger.     Upon the terms and subject to the satisfaction or waiver of the conditions set forth in this Agreement, Polaris will merge with and into New Polaris pursuant to Section 253 of the DGCL at the Redomestication Effective Time. At the Redomestication Effective Time, the separate corporate existence of Polaris will terminate. New

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Polaris will be the Redomestication Surviving Corporation and will continue its corporate existence under the Laws of the State of Maryland.

        (b)    Sirius LP Merger.     Upon the terms and subject to the satisfaction or waiver of the conditions set forth in this Agreement, Sirius Sub will merge with and into Sirius LP at the Sirius LP Merger Effective Time. At the Sirius LP Merger Effective Time, the separate corporate existence of Sirius Sub will terminate. Sirius LP will be the Sirius LP Merger Surviving Entity and will continue its existence as a limited partnership under the Laws of the State of Delaware until the consummation of the Sirius LP Upstream Merger.

        (c)    Sirius LP Upstream Merger.     Upon the terms and subject to the satisfaction or waiver of the conditions set forth in this Agreement, Sirius LP will merge with and into Sirius at the Sirius LP Upstream Merger Effective Time. At the Sirius LP Upstream Merger Effective Time, the separate corporate existence of Sirius LP will terminate. Sirius will be the Sirius LP Upstream Merger Surviving Corporation and will continue its corporate existence under the Laws of the State of Maryland.

        (d)    New Holdco Merger.     Upon the terms and subject to the satisfaction or waiver of the conditions set forth in this Agreement, New Sirius Sub will merge with and into Sirius at the New Holdco Merger Effective Time. At the New Holdco Merger Effective Time, the separate corporate existence of New Sirius Sub will terminate. Sirius will be the New Holdco Surviving Corporation and will continue its corporate existence under the Laws of the State of Maryland.

        (e)    LLC Conversion.     Upon the terms and subject to the satisfaction or waiver of the conditions set forth in this Agreement, Sirius and New Sirius shall cause Sirius to be converted into Sirius LLC at the LLC Conversion Effective Time. At the LLC Conversion Effective Time, Sirius shall cease to exist as a corporation and shall continue to exist as a limited liability company under the Laws of the State of Maryland.

        (f)    Assignment of Sirius Management Agreement.     Upon the terms and subject to the satisfaction or waiver of the conditions set forth in this Agreement, Sirius LLC will assign to New Sirius, and New Sirius will assume from Sirius LLC, all of Sirius LLC's right, title, and interest in and obligations with respect to the Sirius Management Agreement at the Sirius Management Agreement Assignment Effective Time.

        (g)    Sirius-Polaris Merger.     Upon the terms and subject to the satisfaction or waiver of the conditions set forth in this Agreement, New Sirius will merge with and into New Polaris at the Sirius-Polaris Merger Effective Time. At the Sirius-Polaris Merger Effective Time, the separate corporate existence of New Sirius will terminate. New Polaris will be the Sirius-Polaris Merger Surviving Corporation and will continue its corporate existence under the Laws of the State of Maryland.

        (h)    Constellation-Polaris Merger.     Upon the terms and subject to the satisfaction or waiver of the conditions set forth in this Agreement, Constellation will merge with and into New Polaris at the Constellation-Polaris Merger Effective Time. At the Constellation-Polaris Merger Effective Time, the separate corporate existence of Constellation will terminate.

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New Polaris will be the Constellation-Polaris Merger Surviving Corporation and will continue its corporate existence under the Laws of the State of Maryland.

        2.02    Closing.    The closing of the Mergers (the "Closing") will take place by electronic exchange of documents commencing at 10:00 a.m. on the third business day (unless the parties agree to another time or date) after satisfaction or waiver of the conditions set forth in Article VII, other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions, provided that the Closing shall not occur earlier than January 4, 2017, unless otherwise agreed by the parties (the date on which the Closing occurs, the "Closing Date"). The parties intend that the Mergers, the LLC Conversion and the Sirius Management Agreement Assignment will be consummated at the Closing as provided below, and the parties intend that none of the Mergers, the LLC Conversion or the Sirius Management Agreement Assignment shall be consummated unless the closing of the other Mergers, the LLC Conversion and the Sirius Management Agreement Assignment occur in connection with the Closing; provided, further, that in no event shall the Sirius-Polaris Merger Effective Time occur prior to the Sirius Management Agreement Assignment Effective Time nor shall the Constellation-Polaris Merger Effective Time occur prior to the Sirius-Polaris Merger Effective Time.

        2.03    Effective Time.

        (a)    Redomestication Effective Time.     At or prior to the Closing, subject to the provisions of this Agreement, Polaris and New Polaris will cause articles of merger and a certificate of ownership and merger (together, the "Redomestication Articles of Merger") executed in accordance with the relevant provisions of the Organizational Documents of Polaris and New Polaris, the MGCL and DGCL, to be duly filed with and accepted for record by the State Department of Assessments and Taxation of Maryland and the Secretary of State of the State of Delaware. The parties will make all other filings or recordings in connection with the Redomestication Merger required pursuant to the MGCL and the DGCL, and the Redomestication Merger will become effective at the date and time at which the Redomestication Articles of Merger are accepted for record by the State Department of Assessments and Taxation of Maryland and are filed with the Secretary of State of the State of Delaware, or at such later date or time as the parties agree (not to exceed 30 days) and specify in the Redomestication Articles of Merger (the time the Redomestication Merger becomes effective on the Closing Date being the "Redomestication Effective Time").

        (b)    Sirius LP Merger Effective Time.     At or prior to the Closing, subject to the provisions of this Agreement, Sirius Sub and Sirius LP will cause a certificate of merger (the "Sirius LP Merger Articles of Merger") executed in accordance with the relevant provisions of the Organizational Documents of Sirius Sub and Sirius LP and the DLLCA and DLPA, to be duly filed with the Secretary of State of the State of Delaware. The parties will make all other filings or recordings in connection with the Sirius LP Merger required pursuant to the DLLCA and DLPA and the Sirius LP Merger will become effective at the date and time at which the Sirius LP Merger Articles of Merger are filed with the Secretary of State of the State of Delaware, or at such later date or time as the parties agree and specify in the Sirius LP Merger Articles of Merger; provided, that the Sirius LP Merger shall become effective before the Sirius

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LP Upstream Merger Effective Time (the time the Sirius LP Merger becomes effective being the "Sirius LP Merger Effective Time").

        (c)    Sirius LP Upstream Merger Effective Time.     At or prior to the Closing, subject to the provisions of this Agreement, Sirius and Sirius LP will cause articles of merger and a certificate of merger (together, the "Sirius LP Upstream Merger Articles of Merger") executed in accordance with the relevant provisions of the Organizational Documents of Sirius and Sirius LP and the MGCL and the and DLPA, to be duly filed with and accepted for record by the State Department of Assessments and Taxation of Maryland and the Secretary of State of the State of Delaware. The parties will make all other filings or recordings in connection with the Sirius LP Upstream Merger required pursuant to the MGCL and the and DLPA and the Sirius LP Upstream Merger will become effective at the date and time at which the Sirius LP Upstream Merger Articles of Merger are accepted for record by the State Department of Assessments and Taxation of Maryland and are filed with the Secretary of State of the State of Delaware, or at such later date or time as the parties agree and specify in the Sirius LP Upstream Merger Articles of Merger (not to exceed 30 days); provided, that the Sirius LP Upstream Merger shall become effective after the Sirius LP Merger Effective Time and before the New Holdco Merger Effective Time (the time the Sirius LP Upstream Merger becomes effective being the "Sirius LP Upstream Merger Effective Time").

        (d)    New Holdco Merger Effective Time.     At or prior to the Closing, subject to the provisions of this Agreement, Sirius and New Sirius Sub will cause articles of merger and certificate of merger (the "New Holdco Articles of Merger") executed in accordance with the relevant provisions of the Organizational Documents of Sirius and New Sirius Sub and the DLLCA and MGCL, to be duly filed with and accepted for record by the State Department of Assessments and Taxation of Maryland and with the Secretary of State of the State of Delaware. The parties will make all other filings or recordings in connection with the New Holdco Merger required pursuant to the DLLCA and the MGCL and the New Holdco Merger will become effective at the date and time at which the New Holdco Articles of Merger are accepted for record by the Secretary of State of the State of Delaware and the State Department of Assessments and Taxation of Maryland, or at such later date or time as the parties agree and specify in the New Holdco Articles of Merger (not to exceed 30 days); provided, that the New Holdco Merger shall become effective after the Sirius LP Upstream Merger Effective Time and before the LLC Conversion Effective Time (the time the New Holdco Merger becomes effective being the "New Holdco Merger Effective Time").

        (e)    Conversion of Sirius to Limited Liability Company.     At or prior to the Closing, subject to the provisions of this Agreement, Sirius, New Sirius and New Sirius Sub shall cause articles of conversion (the "Articles of Conversion"), executed in accordance with the relevant provisions of the Organizational Documents of the New Holdco Surviving Corporation and the MGCL and MDLLCA, to be duly filed with and accepted for record by the State Department of Assessments and Taxation of Maryland. The parties will make all other filings or recordings in connection with the LLC Conversion as required pursuant to the MGCL and the MDLLCA, and the LLC Conversion will become effective at the date and time at which the Articles of Conversion are accepted for record by the State Department of Assessments and Taxation of Maryland, or at such later date or time as the parties agreement specify in the Articles of Conversion (not to exceed 30 days) (the time the LLC Conversion becomes effective

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being the "LLC Conversion Effective Time"); provided, that the LLC Conversion shall become effective after the New Holdco Merger Effective Time and before the Sirius-Polaris Merger Effective Time. The Articles of Conversion, Organizational Documents of Sirius LLC and other documentation relating to the LLC Conversion shall be reasonably acceptable to Polaris, Constellation and Sirius.

        (f)    Assignment of the Sirius Management Agreement.     Sirius, New Sirius and New Sirius Sub shall take all action necessary so that following the LLC Conversion Effective Time and prior to the Sirius-Polaris Merger Effective Time, Sirius LLC will assign to New Sirius all right, title and interest of Sirius LLC in and to the Sirius Management Agreement and New Sirius will accept, assume and perform all of Sirius LLC's obligations under the Sirius Management Agreement (the time such assignment and assumption becomes effective on the Closing Date being the "Sirius Management Agreement Assignment Effective Time").

        (g)    Sirius-Polaris Merger Effective Time.     At the Closing, subject to the provisions of this Agreement, New Polaris and New Sirius will cause articles of merger (the "First Maryland Articles of Merger") executed in accordance with the relevant provisions of the Organizational Documents of New Polaris and New Sirius and the MGCL, to be duly filed with and accepted for record by the State Department of Assessments and Taxation of Maryland. The parties will make all other filings or recordings in connection with the Sirius-Polaris Merger required pursuant to the MGCL, and the Sirius-Polaris Merger will become effective at the date and time at which the First Maryland Articles of Merger are accepted for record by the State Department of Assessments and Taxation of Maryland, or at such later date or time as the parties agree and specify in the First Maryland Articles of Merger (not to exceed 30 days after the First Maryland Articles of Merger are accepted for record); provided, that the Sirius-Polaris Merger shall become effective after the latest to occur of the Redomestication Effective Time, the New Holdco Merger Effective Time and the Sirius Management Agreement Assignment Effective Time (the time the Sirius-Polaris Merger becomes effective on the Closing Date being the "Sirius-Polaris Merger Effective Time").

        (h)    Constellation-Polaris Merger Effective Time.     At the Closing, subject to the provisions of this Agreement and subject to the occurrence of the Sirius-Polaris Merger, New Polaris and Constellation will cause articles of merger (the "Second Maryland Articles of Merger") executed in accordance with the relevant provisions of the Organizational Documents of New Polaris and Constellation and the MGCL, to be duly filed with and accepted for record by the State Department of Assessments and Taxation of Maryland. The parties will make all other filings or recordings in connection with the Constellation-Polaris Merger required pursuant to the MGCL, and the Constellation-Polaris Merger will become effective at the date and time at which the Second Maryland Articles of Merger are accepted for record by the State Department of Assessments and Taxation of Maryland, or at such later date or time as the parties agree prior to the Sirius-Polaris Merger Effective Time and specify in the Second Maryland Articles of Merger (not to exceed 30 days after the Second Maryland Articles of Merger are accepted for record); provided that the Constellation-Polaris Merger shall become effective after the Sirius-Polaris Merger Effective Time (the time the Constellation-Polaris Merger becomes effective on the Closing Date being the "Constellation-Polaris Merger Effective Time").

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        2.04    Effects of the Mergers.     The Redomestication Merger will have the effects prescribed by this Agreement and the applicable provisions of the MGCL and the DGCL. The Sirius LP Merger will have the effects prescribed by this Agreement and the applicable provisions of the DLLCA and the DRULPA. The Sirius LP Upstream Merger will have the effects prescribed by this Agreement and the applicable provisions of the MGCL and the DRULPA. The New Holdco Merger will have the effects prescribed by this Agreement and the applicable provisions of the DLLCA and the MGCL. The LLC Conversion will have the effects prescribed by this Agreement and the applicable provisions of the MGCL and MDLLCA. The Sirius-Polaris Merger will have the effects prescribed by this Agreement and the applicable provisions of the MGCL. The Constellation-Polaris Merger will have the effects prescribed by this Agreement and the applicable provisions of the MGCL. Without limiting the generality of the foregoing, and subject thereto:

        (a)   at the Redomestication Effective Time, all of the property, rights, privileges, powers and franchises of Polaris and New Polaris shall vest in the Redomestication Surviving Corporation, and all debts and obligations of Polaris and New Polaris shall become the debts and obligations of the Redomestication Surviving Corporation;

        (b)   at the Sirius LP Merger Effective Time, all of the property, rights, privileges, powers and franchises of Sirius LP and Sirius Sub shall vest in the Sirius LP Merger Surviving Entity, and all debts and obligations of Sirius LP and Sirius Sub shall become the debts and obligations of the Sirius LP Merger Surviving Entity;

        (c)   at the Sirius LP Upstream Merger Effective Time, all of the property, rights, privileges, powers and franchises of Sirius and Sirius LP shall vest in the Sirius LP Upstream Merger Surviving Corporation, and all debts and obligations of Sirius and Sirius LP shall become the debts and obligations of the Sirius LP Upstream Merger Surviving Corporation;

        (d)   at the New Holdco Merger Effective Time, all of the property, rights, privileges, powers and franchises of Sirius and New Sirius Sub shall vest in New Holdco Surviving Corporation, and all debts and obligations of Sirius and New Sirius Sub shall become the debts and obligations of the New Holdco Surviving Corporation;

        (e)   at the LLC Conversion Effective Time, for all purposes of the Laws of the State of Maryland, Sirius shall cease to exist as a Maryland corporation and shall continue as Sirius LLC, and Sirius LLC shall be deemed to be the same entity as Sirius;

        (f)    at the Sirius-Polaris Merger Effective Time, all of the property, rights, privileges, powers and franchises of New Polaris and New Sirius shall vest in the Sirius-Polaris Merger Surviving Corporation, and all debts, liabilities and duties of New Polaris and New Sirius shall become the debts, liabilities and duties of the Sirius-Polaris Merger Surviving Corporation; and

        (g)   at the Constellation-Polaris Merger Effective Time, all of the property, rights, privileges, powers and franchises of Constellation and New Polaris shall vest in the Constellation-Polaris Merger Surviving Corporation, and all debts and obligations of

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Constellation and New Polaris shall become the debts and obligations of the Constellation-Polaris Merger Surviving Corporation.

        2.05    Conversion of Polaris Shares.

        (a)   At the Redomestication Effective Time, by virtue of the Redomestication Merger and without any action on the part of any of the parties or the holder of any shares of Polaris Common Stock: (i) each share of Polaris Common Stock issued and outstanding as of immediately prior to the Redomestication Effective Time shall be converted into, and New Polaris shall issue to the holder thereof, one (the "Polaris Exchange Ratio") share of New Polaris Class A Common Stock and (ii) each share of Polaris Performance Common Stock issued and outstanding immediately prior to the Redomestication Effective Time shall be converted into, and New Polaris shall issue to the holder thereof, one share of New Polaris Performance Common Stock (collectively, the "Redomestication Merger Consideration").

        (b)   At the Redomestication Effective Time, each Polaris Share shall no longer be outstanding and shall automatically be cancelled and shall cease to exist and shall thereafter represent only the right to receive (i) the Redomestication Merger Consideration and (ii) any dividends or other distributions which the holder thereof has the right to receive pursuant to Section 3.02.

        2.06    Conversion of Interests and Shares in Sirius LP Merger.

        (a)   At the Sirius LP Merger Effective Time, by virtue of the Sirius LP Merger and without any action on the part of any of the parties or the holders of any interests in Sirius LP, (i) each Sirius LTIP Unit outstanding as of immediately prior to the Sirius LP Merger Effective Time shall be deemed to be fully vested and, subject to Section 2.17(c), shall be converted into one Sirius Share, (ii) each Sirius Common Unit outstanding as of immediately prior to the Sirius LP Merger Effective Time other than those held by Sirius shall, subject to Section 2.17(c), be converted into one Sirius Share and (iii) each other interest in Sirius LP held by Sirius shall remain issued and outstanding. All of the Sirius LTIP Units and Sirius Common Units converted into Sirius Shares in the Sirius LP Merger shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the Sirius LP Merger Effective Time.

        (b)   At and after the Sirius LP Merger Effective Time, each share of capital stock of Sirius Sub issued and outstanding as of immediately prior to the Sirius LP Merger Effective Time shall automatically be cancelled and shall cease to exist as of the Sirius LP Merger Effective Time.

        2.07    Conversion of Sirius LP Interests in Sirius LP Upstream Merger.     At and after the Sirius LP Upstream Merger Effective Time, by virtue of the Sirius LP Upstream Merger, each interest in Sirius LP outstanding immediately prior to the Sirius LP Upstream Merger Effective Time shall no longer be outstanding, and shall automatically be cancelled and shall cease to exist.

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        2.08    Conversion in New Holdco Merger.

        (a)   At the New Holdco Merger Effective Time, by virtue of the New Holdco Merger and without any action on the part of any of the parties or the holder of any Sirius Shares each Sirius Share issued and outstanding as of immediately prior to the New Holdco Merger Effective Time shall be converted into the right to receive one New Sirius Share and New Sirius shall, at the New Holdco Merger Effective Time, issue each such New Sirius Share without requiring any further action from any prior holder of a Sirius Share. All of the Sirius Shares converted into the right to receive New Sirius Shares pursuant to this Article II shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the New Holdco Merger Effective Time.

        (b)   At the New Holdco Merger Effective Time, by virtue of the New Holdco Merger and without any action on the part of any of the parties or the holder of any shares of Sirius Preferred Stock: (i) each share of Sirius Series A Preferred Stock issued and outstanding as of immediately prior to the New Holdco Merger Effective Time shall be converted into the right to receive one share of New Sirius Series A Preferred Stock; (ii) each share of Sirius Series B Preferred Stock issued and outstanding as of immediately prior to the New Holdco Merger Effective Time shall be converted into the right to receive one share of New Sirius Series B Preferred Stock; (iii) each share of Sirius Series C Preferred Stock issued and outstanding as of immediately prior to the New Holdco Merger Effective Time shall be converted into the right to receive one share of New Sirius Series C Preferred Stock; (iv) each share of Sirius Series D Preferred Stock issued and outstanding as of immediately prior to the New Holdco Merger Effective Time shall be converted into the right to receive one share of New Sirius Series D Preferred Stock; and (v) each share of Sirius Series E Preferred Stock issued and outstanding as of immediately prior to the New Holdco Merger Effective Time shall be converted into the right to receive one share of New Sirius Series E Preferred Stock; and New Sirius shall issue, at the New Holdco Merger Effective Time, each such share of New Sirius Series A Preferred Stock, New Sirius Series B Preferred Stock, New Sirius Series C Preferred Stock, New Sirius Series D Preferred Stock or New Sirius Series E Preferred Stock, as applicable, without requiring any further action from any prior holder of a share of Sirius Series A Preferred Stock, Sirius Series B Preferred Stock, Sirius Series C Preferred Stock, Sirius Series D Preferred Stock or Sirius Series E Preferred Stock. All of the shares of Sirius Series A Preferred Stock, Sirius Series B Preferred Stock, Sirius Series C Preferred Stock, Sirius Series D Preferred Stock and Sirius Series E Preferred Stock so converted shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the New Holdco Merger Effective Time.

        (c)   At and after the New Holdco Merger Effective Time, each share of common stock of New Sirius Sub issued and outstanding immediately prior to the New Holdco Merger Effective Time shall be converted into the right to receive one share of common stock of the New Holdco Surviving Corporation.

        2.09    Conversion of Sirius Shares.     At the LLC Conversion Effective Time, by virtue of the LLC Conversion and without any action on the part of any party, each share of common stock of the New Holdco Surviving Corporation shall cease to exist as stock in Sirius and continue to exist as one unit in Sirius LLC.

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        2.10    Conversion of New Sirius Shares.     At the Sirius-Polaris Merger Effective Time, by virtue of the Sirius-Polaris Merger and without any action on the part of any of the parties or the holder of any New Sirius Shares:

        (a)   Subject to Section 3.03(e), each New Sirius Share issued and outstanding as of immediately prior to the Sirius-Polaris Merger Effective Time (including any right to receive such shares pursuant to the New Holdco Merger) (other than New Sirius Shares (including any right to receive such shares pursuant to the New Holdco Merger) owned by Constellation, New Polaris or any of their direct or indirect wholly owned Subsidiaries immediately prior to the Sirius-Polaris Merger Effective Time and New Sirius Shares owned by any wholly owned New Sirius Subsidiaries not held on behalf of third parties (collectively, the "New Sirius Cancelled Shares")) shall be converted into the right to receive 1.0996 (the "Sirius Exchange Ratio") shares of New Polaris Class A Common Stock (the "Sirius Merger Consideration"). For the avoidance of doubt, any New Sirius Shares held by Polaris Jersey shall not be treated as New Sirius Cancelled Shares.

        (b)   At the Sirius-Polaris Merger Effective Time, each New Sirius Share shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and shall thereafter represent only the right to receive (i) the Sirius Merger Consideration, and (ii) any dividends or other distributions which the holder thereof has the right to receive pursuant to Section 3.02. If, between the date of this Agreement and the Sirius-Polaris Merger Effective Time, the outstanding Polaris Shares (or, following the Redomestication Merger, the New Polaris Shares) or Sirius Shares (or following the New Holdco Merger, the New Sirius Shares) shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities, in any such case as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar change in capitalization, or there shall be any extraordinary dividend or other distribution (excluding any Deemed Sirius Extraordinary Dividend, which shall have the effects set forth in Section 2.10(c) and, for avoidance of doubt, any dividend or distribution permitted under Section 5.01(d), including the Polaris Special Dividend) declared, paid or made in respect of the Polaris Shares, Sirius Shares, New Polaris Shares, New Sirius Shares, Sirius Preferred Stock or New Sirius Preferred Stock, an appropriate and proportionate adjustment shall be made to the Sirius Exchange Ratio to give holders of Sirius Shares and New Sirius Shares on an aggregate basis the same economic effect as contemplated by this Agreement prior to such event; provided that nothing in this sentence shall be construed to permit any party to take any action with respect to its securities that is prohibited by the terms of this Agreement; provided further that no such adjustment shall be made to the Sirius Exchange Ratio as a result of the Redomestication Merger and the issuance of New Polaris Common Shares to the former stockholders of Polaris, as a result of the New Holdco Merger and the issuance of the New Sirius Shares to the former common stockholders of Sirius, or as a result of the Sirius Polaris Merger and the issuance of New Polaris Common Shares to the former common stockholders of New Sirius.

        (c)   If Sirius or New Sirius declares or pays one or more Deemed Sirius Extraordinary Dividends, then the Sirius Exchange Ratio shall be reduced such that the Sirius Exchange Ratio shall be equal to the product of (i) the Sirius Exchange Ratio (without giving

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effect to such reduction) multiplied by (ii) a fraction, the numerator of which is a number equal to $13.33 minus the cumulative amount of Deemed Sirius Extraordinary Dividends per share declared or paid by Sirius or New Sirius as of or prior to the Sirius-Polaris Merger Effective Time, and the denominator of which is equal to $13.33. The parties agree to make appropriate and proportionate adjustments as necessary to the Sirius Exchange Ratio to the extent that any automatic adjustment to the Sirius Exchange Ratio pursuant to this Section 2.10 does not give the holders of Polaris Shares, New Polaris Shares, Constellation Shares, Sirius Shares or New Sirius Shares, as applicable, on an aggregate basis, the same economic effect as contemplated by this Agreement prior to any Deemed Sirius Extraordinary Dividend.

        (d)   Notwithstanding anything in this Agreement to the contrary, at the Sirius-Polaris Merger Effective Time, all New Sirius Cancelled Shares shall be cancelled and shall cease to exist, and neither the Sirius Merger Consideration nor any other consideration shall be delivered in exchange therefor.

        2.11    Conversion of Constellation Shares.     At the Constellation-Polaris Merger Effective Time, by virtue of the Constellation-Polaris Merger and without any action on the part of any of the parties or the holder of any Constellation Shares:

        (a)   Subject to Section 3.03(e), (i) each share of Constellation Class A Common Stock issued and outstanding immediately prior to the Constellation-Polaris Merger Effective Time (other than shares of Constellation Class A Common Stock owned by New Sirius, New Polaris or any of their direct or indirect wholly owned Subsidiaries immediately prior to the Constellation-Polaris Merger Effective Time and shares of Constellation Class A Common Stock owned by any wholly owned Constellation Subsidiaries not held on behalf of third parties (collectively, the "Constellation Class A Cancelled Shares")) shall be converted into the right to receive 1.4663 (the "Constellation Class A Exchange Ratio") shares of New Polaris Class A Common Stock (the "Constellation Class A Merger Consideration") and (ii) each share of Constellation Class B Common Stock issued and outstanding immediately prior to the Constellation-Polaris Merger Effective Time (other than shares of Constellation Class B Common Stock owned by New Sirius, New Polaris or any of their direct or indirect wholly owned Subsidiaries immediately prior to the Constellation-Polaris Merger Effective Time and shares of Constellation Class B Common Stock owned by any wholly owned Constellation Subsidiaries not held on behalf of third parties (collectively, the "Constellation Class B Cancelled Shares" and, together with the Constellation Class A Cancelled Shares, the "Constellation Cancelled Shares")) shall be converted into the right to receive 1.4663 (the "Constellation Class B Exchange Ratio") shares of New Polaris Class B Common Stock (the "Constellation Class B Merger Consideration" and, together with the Constellation Class A Merger Consideration, the "Constellation Merger Consideration" and the Constellation Merger Consideration together with the Sirius Merger Consideration, the "Merger Consideration").

        (b)   At the Constellation-Polaris Merger Effective Time, each Constellation Share shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and shall thereafter represent only the right to receive (i) the Constellation Merger Consideration, and (ii) any dividends or other distributions which the holder thereof has the right to receive pursuant to Section 3.02. If, between the date of this Agreement and the Constellation-Polaris

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Merger Effective Time, the outstanding Polaris Shares (or, following the Redomestication Merger Effective Time, the New Polaris Shares) or Constellation Shares shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities, in any such case as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar change in capitalization, or there shall be any extraordinary dividend or other distribution (excluding any Deemed Constellation Extraordinary Dividend, which shall have the effects set forth in Section 2.11(c) and, for avoidance of doubt, any dividend or distribution permitted under Section 5.01(d), including the Polaris Special Dividend) declared, paid or made in respect of the Polaris Shares, New Polaris Shares, Constellation Shares or Constellation Preferred Stock, an appropriate and proportionate adjustment shall be made to the Constellation Class A Exchange Ratio or Constellation Class B Exchange Ratio, as applicable, to give holders of Constellation Shares on an aggregate basis, the same economic effect as contemplated by this Agreement prior to such event; provided that nothing in this sentence shall be construed to permit any party to take any action with respect to its securities that is prohibited by the terms of this Agreement; provided further that no such adjustment shall be made to the Constellation Class A Exchange Ratio or Constellation Class B Exchange Ratio as a result of the Redomestication Merger and the issuance of New Polaris Common Shares to the former holders of Polaris Shares, as a result of the New Holdco Merger and the issuance of New Sirius Shares to the former common stockholders of Sirius, or as a result of the Sirius-Polaris Merger and the issuance of New Polaris Common Shares to the former stockholders of Sirius.

        (c)   If Constellation declares or pays one or more Deemed Constellation Extraordinary Dividends, then the Constellation Class A Exchange Ratio and the Constellation Class B Exchange Ratio shall be reduced such that the Constellation Class A Exchange Ratio and the Constellation Class B Exchange Ratio, as applicable, shall be equal to the product of (i) the Constellation Class A Exchange Ratio or the Constellation Class B Exchange Ratio, as applicable, in each case without giving effect to such reduction, multiplied by (ii) a fraction, the numerator of which is a number equal to $17.78 minus the cumulative amount of Deemed Constellation Extraordinary Dividends per share declared or paid by Constellation prior to the Constellation-Polaris Merger Effective Time, and the denominator of which is equal to $17.78. The parties agree to make appropriate and proportionate adjustments as necessary to the Constellation Class A Exchange Ratio and the Constellation Class B Exchange Ratio to the extent that any automatic adjustment to the Constellation Class A Exchange Ratio and the Constellation Class B Exchange Ratio pursuant to this Section 2.11 does not give the holders of Polaris Shares, New Polaris Shares, Constellation Shares, Sirius Shares or New Sirius Shares, as applicable, on an aggregate basis the same economic effect as contemplated by this Agreement prior to any Deemed Constellation Extraordinary Dividend.

        (d)   Notwithstanding anything in this Agreement to the contrary, at the Constellation-Polaris Merger Effective Time, all Constellation Cancelled Shares shall be cancelled and shall cease to exist, and neither the Constellation Merger Consideration nor any other consideration shall be delivered in exchange therefor.

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        2.12    Treatment of New Polaris Common Shares.

        (a)   At and after the Sirius-Polaris Merger Effective Time, (i) each New Polaris Common Share issued and outstanding as of immediately prior to the Sirius-Polaris Merger Effective Time (other than New Polaris Common Shares owned by New Sirius or any direct or indirect wholly owned New Sirius Subsidiary, and, in either case, not held on behalf of third parties), shall remain issued and outstanding and shall not be affected by the Sirius-Polaris Merger, and (ii) each New Polaris Common Share owned by New Sirius or any direct or indirect wholly owned New Sirius Subsidiary, and in either case, not held on behalf of third parties, shall be cancelled, and no consideration shall be delivered in exchange therefor.

        (b)   At and after the Constellation-Polaris Merger Effective Time, (i) each New Polaris Common Share issued and outstanding as of immediately prior to the Constellation-Polaris Merger Effective Time (other than New Polaris Common Shares owned by Constellation or any direct or indirect wholly owned Constellation Subsidiary, in either case, not held on behalf of third parties) shall remain issued and outstanding and shall not be affected by the Constellation-Polaris Merger, and (ii) each New Polaris Common Share owned by Constellation or any direct or indirect wholly owned Constellation Subsidiary and, in either case, not held on behalf of third parties, shall be cancelled and no consideration shall be delivered in exchange therefor.

        2.13    Conversion of New Sirius Preferred Stock.     At the Sirius-Polaris Merger Effective Time, by virtue of the Sirius-Polaris Merger and without any action on the part of any of the parties or the holder of any shares of New Sirius Series A Preferred Stock, New Sirius Series B Preferred Stock, New Sirius Series C Preferred Stock, New Sirius Series D Preferred Stock or New Sirius Series E Preferred Stock:

        (a)   Each share of New Sirius Series A Preferred Stock issued and outstanding immediately prior to the Sirius-Polaris Merger Effective Time (other than shares owned by Constellation, New Polaris or any of their direct or indirect wholly owned Subsidiaries immediately prior to the Sirius-Polaris Merger Effective Time and shares owned by any wholly owned New Sirius Subsidiaries not held on behalf of third parties (collectively, the "New Sirius Series A Preferred Cancelled Shares")) shall be converted into the right to receive one share of New Polaris Series A Preferred Stock (the "New Sirius Series A Preferred Merger Consideration"). As of the Sirius-Polaris Merger Effective Time, each share of New Sirius Series A Preferred Stock shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and shall thereafter represent only the right to receive (i) the New Sirius Series A Preferred Merger Consideration and (ii) any dividends or other distributions which the holder thereof has the right to receive pursuant to Section 3.02.

        (b)   Each share of New Sirius Series B Preferred Stock issued and outstanding immediately prior to the Sirius-Polaris Merger Effective Time (other than shares owned by Constellation, New Polaris or any of their direct or indirect wholly owned Subsidiaries immediately prior to the Sirius-Polaris Merger Effective Time and shares owned by any wholly owned New Sirius Subsidiaries not held on behalf of third parties (collectively, the "New Sirius Series B Preferred Cancelled Shares")) shall be converted into the right to receive one share of New Polaris Series B Preferred Stock (the "New Sirius Series B Preferred Merger

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Consideration"). As of the Sirius-Polaris Merger Effective Time, each share of New Sirius Series A Preferred Stock shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and shall thereafter represent only the right to receive (i) the New Sirius Series B Preferred Merger Consideration and (ii) any dividends or other distributions which the holder thereof has the right to receive pursuant to Section 3.02.

        (c)   Each share of New Sirius Series C Preferred Stock issued and outstanding immediately prior to the Sirius-Polaris Merger Effective Time (other than shares owned by Constellation, New Polaris or any of their direct or indirect wholly owned Subsidiaries immediately prior to the Sirius-Polaris Merger Effective Time and shares owned by any wholly owned New Sirius Subsidiaries not held on behalf of third parties (collectively, the "New Sirius Series C Preferred Cancelled Shares")) shall be converted into the right to receive one share of New Polaris Series C Preferred Stock (the "New Sirius Series C Preferred Merger Consideration"). As of the Sirius-Polaris Merger Effective Time, each share of New Sirius Series C Preferred Stock shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and shall thereafter represent only the right to receive (i) the New Sirius Series C Preferred Merger Consideration and (ii) any dividends or other distributions which the holder thereof has the right to receive pursuant to Section 3.02.

        (d)   Each share of New Sirius Series D Preferred Stock issued and outstanding immediately prior to the Sirius-Polaris Merger Effective Time (other than shares owned by Constellation, New Polaris or any of their direct or indirect wholly owned Subsidiaries immediately prior to the Sirius-Polaris Merger Effective Time and shares owned by any wholly owned New Sirius Subsidiaries not held on behalf of third parties (collectively, the "New Sirius Series D Preferred Cancelled Shares")) shall be converted into the right to receive one share of New Polaris Series D Preferred Stock (the "New Sirius Series D Preferred Merger Consideration"). As of the Sirius-Polaris Merger Effective Time, each share of New Sirius Series D Preferred Stock shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and shall thereafter represent only the right to receive (i) the New Sirius Series D Preferred Merger Consideration and (ii) any dividends or other distributions which the holder thereof has the right to receive pursuant to Section 3.02.

        (e)   Each share of New Sirius Series E Preferred Stock issued and outstanding immediately prior to the Sirius-Polaris Merger Effective Time (other than shares owned by Constellation, New Polaris or any of their direct or indirect wholly owned Subsidiaries immediately prior to the Sirius-Polaris Merger Effective Time and shares owned by any wholly owned New Sirius Subsidiaries not held on behalf of third parties (collectively, the "New Sirius Series E Preferred Cancelled Shares")) shall be converted into the right to receive one share of New Polaris Series E Preferred Stock (the "New Sirius Series E Preferred Merger Consideration"). As of the Sirius-Polaris Merger Effective Time, each share of New Sirius Series E Preferred Stock shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and shall thereafter represent only the right to receive (i) the New Sirius Series E Preferred Merger Consideration and (ii) any dividends or other distributions which the holder thereof has the right to receive pursuant to Section 3.02.

        (f)    Notwithstanding anything in this Agreement to the contrary, at the Sirius-Polaris Merger Effective Time, all New Sirius Series A Preferred Cancelled Shares, New Sirius

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Series B Preferred Cancelled Shares, New Sirius Series C Preferred Cancelled Shares, New Sirius Series D Preferred Cancelled Shares and New Sirius Series E Preferred Cancelled Shares shall be cancelled and shall cease to exist, and neither the New Sirius Series A Preferred Merger Consideration, New Sirius Series B Preferred Merger Consideration, New Sirius Series C Preferred Merger Consideration, New Sirius Series D Preferred Merger Consideration, New Sirius Series E Preferred Merger Consideration, as applicable, nor any other consideration shall be delivered in exchange therefor.

        2.14    Conversion of Constellation Preferred Stock.     At the Constellation-Polaris Merger Effective Time, by virtue of the Constellation-Polaris Merger and without any action on the part of any of the parties or the holder of any shares of Constellation Series A Preferred Stock, Constellation Series B Preferred Stock or Constellation Series C Preferred Stock:

        (a)   Each share of Constellation Series A Preferred Stock issued and outstanding immediately prior to the Constellation-Polaris Merger Effective Time (other than shares owned by New Sirius, New Polaris or any of their direct or indirect wholly owned Subsidiaries immediately prior to the Constellation-Polaris Merger Effective Time and shares owned by any wholly owned Constellation Subsidiaries not held on behalf of third parties (collectively, the "Constellation Series A Preferred Cancelled Shares")) shall be converted into the right to receive one share of New Polaris Series F Preferred Stock (the "Constellation Series A Preferred Merger Consideration"). As of the Constellation-Polaris Merger Effective Time, each share of Constellation Series A Preferred Stock shall no longer be outstanding and shall automatically be cancelled and shall cease to exist and shall thereafter represent only the right to receive (i) the Constellation Series A Preferred Merger Consideration and (ii) any dividends or other distributions which the holder thereof has the right to receive pursuant to Section 3.02.

        (b)   Each share of Constellation Series B Preferred Stock issued and outstanding immediately prior to the Constellation-Polaris Merger Effective Time (other than shares owned by New Sirius, New Polaris or any of their direct or indirect wholly owned Subsidiaries immediately prior to the Constellation-Polaris Merger Effective Time and shares owned by any wholly owned Constellation Subsidiaries not held on behalf of third parties (collectively, the "Constellation Series B Preferred Cancelled Shares")) shall be converted into the right to receive one share of New Polaris Series G Preferred Stock (the "Constellation Series B Preferred Merger Consideration"). As of the Constellation-Polaris Merger Effective Time, each share of Constellation Series B Preferred Stock shall no longer be outstanding and shall automatically be cancelled and shall cease to exist and shall thereafter represent only the right to receive (i) the Constellation Series B Preferred Merger Consideration and (ii) any dividends or other distributions which the holder thereof has the right to receive pursuant to Section 3.02.

        (c)   Each share of Constellation Series C Preferred Stock issued and outstanding immediately prior to the Constellation-Polaris Merger Effective Time (other than shares owned by New Sirius, New Polaris or any of their direct or indirect wholly owned Subsidiaries immediately prior to the Constellation-Polaris Merger Effective Time and shares owned by any wholly owned Constellation Subsidiaries not held on behalf of third parties (collectively, the "Constellation Series C Preferred Cancelled Shares")) shall be converted

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into the right to receive one share of New Polaris Series H Preferred Stock (the "Constellation Series C Preferred Merger Consideration" and, together with the New Sirius Series A Preferred Merger Consideration, the New Sirius Series B Preferred Merger Consideration, the New Sirius Series C Preferred Merger Consideration, the New Sirius Series D Preferred Merger Consideration, the New Sirius Series E Preferred Merger Consideration, the Constellation Series A Preferred Merger Consideration and the Constellation Series B Preferred Merger Consideration, the "Preferred Merger Consideration"). As of the Constellation-Polaris Merger Effective Time, each share of Constellation Series C Preferred Stock shall no longer be outstanding and shall automatically be cancelled and shall cease to exist and shall thereafter represent only the right to receive (i) the Constellation Series C Preferred Merger Consideration and (ii) any dividends or other distributions which the holder thereof has the right to receive pursuant to Section 3.02.

        (d)   Notwithstanding anything in this Agreement to the contrary, at the Constellation-Polaris Merger Effective Time, all Constellation Series A Preferred Cancelled Shares, Constellation Series B Preferred Cancelled Shares and Constellation Series C Preferred Cancelled Shares shall be cancelled and shall cease to exist, and neither the Constellation Series A Preferred Merger Consideration, Constellation Series B Preferred Merger Consideration, Constellation Series C Preferred Merger Consideration, respectively, nor any other consideration shall be delivered in exchange therefor.

        2.15    Dissenters' Rights.     No dissenters' or appraisal rights shall be available with respect to the Transactions.

        2.16    Treatment of Polaris and New Polaris Equity Awards, Plans and Polaris LTIP Units.

        (a)    Treatment of Polaris Equity Awards and Plans.     At the Redomestication Effective Time, each Polaris Equity Award shall be assumed by the Redomestication Surviving Corporation and be converted to an award in the same form with respect to New Polaris Class A Common Stock or New Polaris Performance Common Stock, as applicable (a "New Polaris Equity Award"), which converted awards shall continue to have the same terms and conditions as applied to such Polaris Equity Award immediately prior to the Redomestication Merger, and the Polaris Stock Plans shall be assumed by the Redomestication Surviving Corporation.

        (b)    Impact of the Sirius-Polaris Merger on New Polaris Equity Awards.     At the Sirius-Polaris Merger Effective Time, each New Polaris Equity Award that is outstanding immediately prior to the Sirius-Polaris Merger Effective Time shall be treated in connection with the consummation of the Sirius-Polaris Merger in accordance with the terms set forth in the applicable Polaris Stock Plan and/or award agreements, including any applicable accelerated vesting and forfeiture provisions. To the extent any such New Polaris Equity Award vests in connection with the consummation of the Sirius-Polaris Merger in accordance with its terms, the holder thereof shall be entitled to that number of shares of New Polaris Class A Common Stock or New Polaris Performance Common Stock, as applicable, represented by such vested New Polaris Equity Award immediately prior to the Sirius-Polaris Merger Effective Time (less a number of shares of New Polaris Class A Common Stock or New Polaris Performance Common Stock, as applicable, required to be withheld pursuant to applicable federal, state, local or foreign

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Tax Law); provided that, with respect to any New Polaris Equity Award that constitutes nonqualified deferred compensation subject to Section 409A of the Code and that is not permitted to be settled at the Sirius-Polaris Merger Effective Time without triggering a Tax or penalty under Section 409A of the Code, such New Polaris Equity Award shall be settled at the earliest time permitted under the applicable award agreement and the Polaris Stock Plan that will not trigger a Tax or penalty under Section 409A of the Code. For the avoidance of doubt, with respect to any New Polaris Equity Award that is subject to performance-based vesting conditions and is eligible to vest in connection with the consummation of the Sirius-Polaris Merger in accordance with its terms, any portion of such New Polaris Equity Award that does not vest after giving effect to any vesting that occurs in connection with the consummation of the Sirius-Polaris Merger in accordance with the applicable terms of such New Polaris Equity Award, shall immediately and automatically be forfeited for no consideration. Each New Polaris Equity Award that is outstanding immediately prior to the Sirius-Polaris Merger Effective Time that does not vest (and is not forfeited) in connection with the consummation of the Sirius-Polaris Merger by its terms (an "Unvested New Polaris Equity Award") shall remain outstanding following the Sirius-Polaris Merger Effective Time and shall continue to have, and shall be subject to, the same terms and conditions as applied to such New Polaris Equity Award, as applicable, immediately prior to the Sirius-Polaris Merger Effective Time.

        (c)    Polaris LTIP Units.     At the Sirius-Polaris Merger Effective Time, each Polaris LTIP Unit that is outstanding immediately prior to the Sirius-Polaris Merger Effective Time shall be treated in connection with the consummation of the Sirius-Polaris Merger in accordance with its terms and the Polaris LP partnership agreement, including any accelerated vesting and forfeiture provisions. To the extent that any such Polaris LTIP Unit vests in connection with the consummation of the Sirius-Polaris Merger, the holders of such vested Polaris LTIP Units shall be permitted to convert each such Polaris LTIP Unit into a share of New Polaris Class A Common Stock in accordance with its terms and the Polaris LP limited partnership agreement. Each Polaris LTIP Unit that is outstanding immediately prior to the Sirius-Polaris Merger Effective Time and is not converted by the holder thereof into a share of New Polaris Class A Common Stock shall remain outstanding following the Sirius-Polaris Merger Effective Time and shall continue to have, and shall be subject to, the same terms and conditions as applied to such Polaris LTIP Unit immediately prior to the Sirius-Polaris Merger Effective Time.

        (d)    Polaris Actions.     At or prior to the Sirius-Polaris Merger Effective Time, New Polaris, the New Polaris Board and the compensation committee of the Polaris Board, as applicable, shall adopt any resolutions and take any actions that are necessary to effectuate the treatment of the New Polaris Equity Awards and Polaris LTIP Units pursuant to this Section 2.16, including all necessary action for any adjustment of the New Polaris Equity Awards under Section 2.16(a) above. For the avoidance of doubt, nothing in this Section 2.16 shall operate to amend, modify or otherwise affect any award (or portion of any award) granted under the Polaris Stock Plans that is to be settled in shares of common stock of an entity other than Polaris (including, without limitation, Sirius and NRE).

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        2.17    Treatment of Sirius Equity Awards and Stock Plans.

        (a)    Treatment of Sirius Equity Awards and Stock Plans in the New Holdco Merger.     At the New Holdco Merger Effective Time each Sirius Equity Award shall be assumed by New Sirius and be converted to an award in the same form with respect to New Sirius Shares (a "New Sirius Equity Award"), which converted awards shall continue to have the same terms and conditions as applied to such Sirius Equity Award immediately prior to the New Holdco Effective Time, and the Sirius Stock Plans shall be assumed by the New Holdco Surviving Corporation.

        (b)    Impact of the Sirius-Polaris Merger on New Sirius Equity Awards.     At the Sirius-Polaris Merger Effective Time, each New Sirius Equity Award that is outstanding immediately prior to the Sirius-Polaris Merger Effective Time shall be treated in connection with the consummation of the Sirius-Polaris Merger in accordance with the terms set forth in the applicable Sirius Stock Plan and/or award agreements, including any applicable accelerated vesting and forfeiture provisions. Subject to Section 2.17(c), to the extent any such New Sirius Equity Award vests in connection with the consummation of the Sirius-Polaris Merger in accordance with its terms, the holder thereof shall be entitled to and shall be deemed to have received immediately prior to the Sirius-Polaris Merger Effective Time that number of New Sirius Shares represented by such vested New Sirius Equity Award immediately prior to the Sirius-Polaris Merger Effective Time (less a number of New Sirius Shares required to be withheld pursuant to applicable federal, state, local or foreign Tax Law), which New Sirius Shares shall be treated as issued and outstanding New Sirius Shares in accordance with Section 2.10 above; provided that, with respect to any New Sirius Equity Award that constitutes nonqualified deferred compensation subject to Section 409A of the Code and that is not permitted to be settled at the Sirius-Polaris Merger Effective Time without triggering a Tax or penalty under Section 409A of the Code, such New Sirius Equity Award shall be settled at the earliest time permitted under the applicable award agreement and the Sirius Stock Plan that will not trigger a Tax or penalty under Section 409A of the Code. For the avoidance of doubt, with respect to any New Sirius Equity Award that is subject to performance-based vesting conditions and is eligible to vest in connection with the consummation of the Sirius-Polaris Merger in accordance with its terms, any portion of such New Sirius Equity Award that does not vest after giving effect to any vesting that occurs in connection with the consummation of the Sirius-Polaris Merger in accordance with the applicable terms of such New Sirius Equity Award, shall immediately and automatically be forfeited for no consideration. Each New Sirius Equity Award that is outstanding immediately prior to the Sirius-Polaris Merger Effective Time that does not vest (and is not forfeited) in connection with the consummation of the Sirius-Polaris Merger by its terms (an "Unvested New Sirius Equity Award") shall be assumed by New Polaris and shall be converted into an award in the same form for that number of shares of New Polaris Class A Common Stock (rounded down to the nearest whole share) equal to the product of (i) the number of New Sirius Shares subject to such Unvested New Sirius Equity Award multiplied by (ii) the Sirius Exchange Ratio (each such converted Unvested New Sirius Equity Award, a "Converted Sirius Equity Award").

        (c)    Available Shares.     If the aggregate number of Sirius Shares to be issued upon conversion of Sirius LTIP Units and Sirius Common Units in accordance with Section 2.06(a) and of New Sirius Shares issuable in connection with Section 2.17(b) (collectively, the

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"Aggregate Sirius Awards") would be greater than the number of Sirius Shares or New Sirius Shares available for issuance under the Sirius Stock Plans (the "Available New Sirius Shares") and in the event the parties determine that the Aggregate Sirius Awards cannot be settled in shares of New Polaris Class A Common Stock in accordance with applicable Law (including NYSE Listing Standard 303A.08), then the number of Aggregate Sirius Awards that will be settled in Sirius Shares or New Sirius Shares shall automatically be deemed reduced pro rata (but not below zero) by the least amount required so that number of Sirius Shares or New Sirius Shares issuable pursuant to Section 2.06(a) or Section 2.17(b) is no longer greater than the number of Available New Sirius Shares. Each Aggregate Sirius Award (or portion thereof) that is no longer settled in Sirius Shares or New Sirius Shares pursuant to this Section 2.17(c) (a "Cash-Settled New Sirius Equity Award") shall instead entitle the holder thereof to receive (without interest), an amount in cash with respect to each Sirius Share or New Sirius Share represented by such Cash-Settled New Sirius Equity Award immediately prior to the Sirius LP Merger Effective Time or the Sirius-Polaris Merger Effective Time, as applicable, determined pursuant to the cash settlement formula applicable to such Cash-Settled New Sirius Equity Award in accordance with the terms set forth in the applicable Sirius Stock Plan and/or award agreement. Any payment to which a holder of a Cash-Settled New Sirius Equity Award is entitled to pursuant to this Section 2.17(c) shall be made through the Sirius-Polaris Merger Surviving Corporation's payroll as soon as reasonably practicable after the Sirius-Polaris Merger Effective Time in accordance with Section 2.06(a) or Section 2.17(b) and the applicable Sirius Stock Plan and/or award agreement. No adjustment to the Sirius-Polaris Exchange Ratio shall be made as a result of any Aggregate Sirius Award becoming a Cash-Settled New Sirius Equity Award.

        (d)    Sirius Actions.     Prior to the Sirius-Polaris Merger Effective Time, Sirius, New Sirius, the Sirius Board, the New Sirius Board and the compensation committee of the New Sirius Board, as applicable, shall adopt any resolutions and take any actions that are necessary to effectuate the treatment of the New Sirius Equity Awards and Sirius LTIP Units pursuant to this Section 2.17, including all necessary action for the adjustment of the Unvested New Sirius Equity Award under Section 2.17(a) above. For the avoidance of doubt, nothing in this Section 2.17 shall operate to amend, modify or otherwise affect any award (or portion of any award) granted under the Sirius Stock Plans that is to be settled in shares of common stock of an entity other than Sirius (including, without limitation, Polaris and NRE).

        2.18    Treatment of Constellation Equity and Constellation LTIP Units.

        (a)    Impact of the Constellation-Polaris Merger on Constellation Equity Awards.     At the Constellation-Polaris Merger Effective Time, each Constellation Equity Award that is outstanding immediately prior to the Constellation-Polaris Merger Effective Time shall be treated in connection with the consummation of the Constellation-Polaris Merger in accordance with the terms set forth in the applicable Constellation Stock Plan and/or award agreements, including any accelerated vesting and forfeiture provisions. To the extent any such Constellation Equity Award vests in connection with the consummation of the Constellation-Polaris Merger, the holder thereof shall be entitled to that number of Constellation Shares represented by such vested Constellation Equity Award (less a number of Constellation Shares required to be withheld pursuant to applicable federal, state, local or foreign Tax Law), which Constellation Shares shall be treated as issued and outstanding Constellation Shares in accordance with

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Section 2.11 above. Each Constellation Equity Award that is outstanding immediately prior to the Constellation-Polaris Merger Effective Time that does not vest (and is not forfeited) in connection with the consummation of the Constellation-Polaris Merger by its terms (an "Unvested Constellation Equity Award") shall be assumed by New Polaris and shall be converted into an award in the same form for that number of shares of New Polaris Class A Common Stock (rounded down to the nearest whole share) equal to the product of (i) the number of shares of Constellation Class A Common Stock subject to such Unvested Constellation Equity Award multiplied by (ii) the Constellation Class A Exchange Ratio (each such converted Unvested Constellation Equity Award, a "Converted Constellation Equity Award").

        (b)    Constellation LTIP Units.     At the Constellation-Polaris Merger Effective Time, each Constellation LTIP Unit that is outstanding immediately prior to the Constellation-Polaris Merger Effective Time shall be treated in connection with the consummation of the Constellation-Polaris Merger in accordance with its terms and the Constellation LLC limited liability company agreement, including any accelerated vesting provisions. To the extent that any such Constellation LTIP Unit vests in connection with the consummation of the Constellation-Polaris Merger, on the Constellation-Polaris Effective Time the holders of Constellation LTIP Units shall be permitted to convert each such Constellation LTIP Unit into a Constellation Share.

        (c)    Constellation Actions.     Prior to the Constellation-Polaris Merger Effective Time, Constellation, the Constellation Board and the compensation committee of the Constellation Board, as applicable, shall adopt any resolutions and take any actions that are necessary to effectuate the treatment of the Constellation Equity Awards pursuant to this Section 2.18, including all necessary action for the adjustment of the Unvested Constellation Equity Awards under Section 2.18(a) above.

        2.19    Constellation, Sirius, Polaris Stock Plans.

        (a)   From and after Redomestication Effective Time, (i) all references to Polaris in the Polaris Stock Plans and in any award agreements or other documents evidencing Polaris Equity Awards, shall be deemed to refer to New Polaris, and (ii) New Polaris shall take all actions with respect to the Polaris Stock Plans, that are necessary to implement the provisions of Sections 2.16 above, including all corporate action necessary to reserve for issuance a sufficient number of shares of New Polaris Class A Common Stock or New Polaris Performance Common Stock, as applicable, for future issuance under the Unvested New Polaris Equity Awards and to assume the Polaris Stock Plans.

        (b)   From and after the Sirius-Polaris Merger Effective Time, (i) all references to Sirius in the Sirius Stock Plans and in any award agreements or other documents evidencing Sirius Equity Awards, shall be deemed to refer to New Polaris, and (ii) New Polaris shall take all actions with respect to the Sirius Stock Plans and the Converted Sirius Equity Awards, that are necessary to implement the provisions of Sections 2.17 above, including all corporate action necessary to reserve for issuance a sufficient number of shares of New Polaris Class A Common Stock for future issuance under the Converted Sirius Equity Awards and to assume the Sirius Stock Plans. If determined to be appropriate by New Polaris, a number of shares of New Polaris Class A Common Stock shall be reserved and made available with respect to the issuance of

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future awards under the Sirius Stock Plans from and after the Sirius-Polaris Merger Effective Time equal to the number of Sirius Shares that were available for grant and delivery under the Sirius Stock Plans immediately prior to the Sirius-Polaris Merger Effective Time, as adjusted to give effect to the Sirius Exchange Ratio, to the extent permitted in accordance with NYSE Listing Standard 303A.08.

        (c)   From and after the Constellation-Polaris Merger Effective Time, (i) all references to Constellation in the Constellation Stock Plans and in any award agreements or other documents evidencing Constellation Equity Awards shall be deemed to refer to New Polaris, and (ii) New Polaris shall take all actions with respect to the Constellation Stock Plans and the Converted Constellation Equity Awards, that are necessary to implement the provisions of Section 2.18 above, including all corporate action necessary to reserve for issuance a sufficient number of shares of New Polaris Class A Common Stock for future issuance under the Converted Constellation Equity Awards and to assume the Constellation Stock Plans. If determined to be appropriate by New Polaris, a number of shares of New Polaris Class A Common Stock shall be reserved and made available with respect to the issuance of future awards under the Constellation Stock Plans from and after the Constellation-Polaris Merger Effective Time equal to the number of Constellation Shares that were available for grant and delivery under the Constellation Stock Plans immediately prior to the Constellation-Polaris Merger Effective Time, as adjusted to give effect to the Constellation Class A Exchange Ratio, to the extent permitted in accordance with NYSE Listing Standard 303A.08.

        (d)   Not later than the Closing Date, New Polaris shall file an effective registration statement or registration statements on Form S-8 (or other applicable form) with respect to the New Polaris Class A Common Stock subject to the Converted Sirius Equity Awards and the Converted Constellation Equity Awards and, if applicable, reserved for the issuance of future awards under the Sirius Stock Plans and the Constellation Stock Plans following the Applicable Effective Time, and shall distribute a prospectus relating to such registration statement(s). New Polaris shall use reasonable best efforts to maintain the effectiveness of such registration statement or registration statements (and maintain the current status of the prospectus or prospectuses contained therein) for so long as such Converted Sirius Equity Awards and Converted Constellation Equity Awards remain outstanding or shares otherwise are available for grant and delivery under the Sirius Stock Plans and Constellation Stock Plans, as applicable. As soon as practicable following the Applicable Effective Time, Sirius or Constellation, as applicable, shall file a post-effective amendment to any Form S-8 registration statement previously filed by such entity with respect to the Sirius Stock Plans or the Constellation Stock Plans deregistering all Sirius Shares or Constellation Shares, as applicable, thereunder.

        (e)   Not later than the Closing Date, New Polaris shall deliver to the holders of the Unvested New Polaris Equity Awards, the Converted Sirius Equity Awards and Converted Constellation Equity Awards any required notices setting forth his or her rights pursuant to the applicable Polaris Stock Plan, Sirius Stock Plan, Constellation Stock Plan and award agreements and stating that his or her Unvested New Polaris Equity Awards, the Converted Sirius Equity Awards and Converted Constellation Equity Awards have been assumed by New Polaris and shall continue in effect on the same terms and conditions subject, in each case, to any adjustments required by Section 2.16, Section 2.17, Section 2.18 or Section 2.19 above after

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giving effect to the Mergers and the terms of the applicable Polaris Stock Plan, Sirius Stock Plan and Constellation Stock Plan.

        2.20    Constituent Documents.

        (a)   Prior to the Redomestication Merger Effective Time, Polaris and New Polaris shall take all action necessary to amend New Polaris' Organizational Documents so that the charter of New Polaris in the form of Exhibit A (the "New Polaris Charter") and the by-laws of New Polaris in the form of Exhibit B (the "New Polaris Bylaws"), as so amended, shall be the Organizational Documents of the Redomestication Surviving Corporation as of the Redomestication Effective Time.

        (b)   The Organizational Documents of Sirius LP shall be the Organizational Documents of the Sirius LP Merger Surviving Entity as of the Sirius LP Merger Effective Time.

        (c)   The Organizational Documents of Sirius shall be the Organizational Documents of the Sirius LP Upstream Merger Surviving Corporation as of the Sirius LP Upstream Merger Effective Time.

        (d)   The Organizational Documents of Sirius shall be the Organizational Documents of the New Holdco Surviving Corporation as of the New Holdco Merger Effective Time. In addition, prior to the New Holdco Merger Effective Time, New Sirius shall take all action necessary to amend its Organizational Documents so that its charter is substantially in the form of the New Sirius Charter and its bylaws are the same as the bylaws of Sirius, except that references to Sirius shall be changed to New Sirius.

        (e)   The Organizational Documents of New Polaris (as in effect immediately following the Redomestication Effective Time) will be the Organizational Documents of the Sirius-Polaris Merger Surviving Corporation as of the Sirius-Polaris Merger Effective Time.

        (f)    The Organizational Documents of New Polaris (as in effect immediately following the Redomestication Effective Time) will be the Organizational Documents of the Constellation-Polaris Merger Surviving Corporation as of the Constellation-Polaris Merger Effective Time; provided that the name of the Constellation-Polaris Merger Surviving Corporation shall be "Colony NorthStar, Inc." (collectively, the "New Polaris Constituent Documents").

        2.21    Board of Directors.

        (a)   The board of directors of the Redomestication Surviving Corporation shall consist of the board of directors of Polaris immediately prior to the Redomestication Merger.

        (b)   The board of directors of the Sirius LP Upstream Merger Surviving Corporation shall consist of the board of directors of Sirius immediately prior to the Sirius LP Upstream Merger.

        (c)   The board of directors of the New Holdco Surviving Corporation shall consist of the board of directors of Sirius immediately prior to the New Holdco Merger.

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        (d)   The board of directors of the Sirius-Polaris Merger Surviving Corporation shall consist of the board of directors of New Polaris immediately prior to the Sirius-Polaris Merger.

        (e)   Prior to the Closing, the parties shall take all actions necessary so that, as of the Constellation-Polaris Effective Time, the board of directors of the Constellation-Polaris Merger Surviving Corporation shall consist of thirteen (13) members, six (6) of whom shall be persons designated by Constellation prior to the Closing, six (6) of whom shall be persons designated by Polaris and Sirius prior to the Closing and one (1) of whom shall be a person jointly designated by the boards of directors, or a committee thereof, of Constellation, Polaris and Sirius prior to the Closing.

        2.22    Tax Consequences.     It is intended that, for United States federal income tax purposes (and, where applicable, state and local income tax purposes), that (i) each of (x) the Redomestication Merger and (y) the New Holdco Merger together with the LLC Conversion will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, (ii) each of the Public Mergers will qualify as a reorganization within the meaning of Section 368(a) of the Code, (iii) this Agreement be, and is hereby adopted as, a plan of reorganization within the meaning of Sections 354, 361, and 368 of the Code, and (iv) the Sirius LP Merger will be treated as a transaction described in Revenue Ruling 99-6, 1999-1 C.B. 432 (situation 1).

        2.23    Reservation of Right to Revise Structure.     The parties may by mutual agreement at any time change the method of effecting the business combination including the Integration Transactions contemplated by this Agreement if and to the extent that all of the parties deem such a change to be desirable; provided, however, that no such change shall (a) alter or change the amount or kind of the consideration to be issued hereunder, (b) impede or delay the consummation of the Transactions, (c) adversely affect the federal income tax treatment of any of Polaris, Sirius, Constellation, or the recipients of consideration hereunder in connection with the Mergers or (d) adversely affect the Debt Financing or the Debt Financing Sources.

        2.24    Post-Closing Integration Transactions.     Following the Constellation-Polaris Merger Effective Time the parties shall, and shall cause their respective Affiliates to, (i) effect the transactions substantially in the form set forth on Exhibit C hereto (unless otherwise agreed by the parties) in connection with the restructuring and integration of the parties and their Subsidiaries, provided that, unless otherwise agreed by the parties, the result of such transactions shall be that (i) the assets of Sirius, Polaris, Constellation LLC and their Subsidiaries prior to the Closing shall be held by Constellation LLC and its Subsidiaries after giving effect to all of such transactions, and (ii) all units in Constellation LLC held by persons other than Constellation and its Subsidiaries prior to such transactions shall remain outstanding after giving effect to such transactions (such transactions, the "Integration Transactions") and (ii) notwithstanding anything to the contrary herein, refrain from taking any actions that would reasonably be expected to cause any Integration Transaction to fail to achieve any material element of its intended operational, financial and other purpose. The parties shall use their respective reasonable best efforts to promptly finalize the planning and documentation for the Integration Transactions.

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        2.25    Debt Payoff Amount.     Prior to the Closing, each party shall obtain Payoff Letters with respect to the Payoff Indebtedness for which a consent to the Transactions has not been obtained. At the Closing, the parties will pay, or cause to be paid, all (or the applicable portion) of the Debt Payoff Amount with respect to any Payoff Indebtedness for which a consent to the Transactions has not been obtained.

ARTICLE III

EXCHANGE OF SHARES

        3.01    New Polaris to Make Merger Consideration Available.     Promptly after the Constellation-Polaris Merger Effective Time, New Polaris shall deposit, or shall cause to be deposited, with a bank or trust company designated by New Polaris and reasonably acceptable to the Other Parties (the "Exchange Agent"), for the benefit of the holders of Old Certificates, for exchange in accordance with this Article III, (a) New Certificates to be issued pursuant to Sections 2.05, 2.10, 2.11, 2.13, 2.14, 2.16, and 2.18 and exchanged pursuant to Section 3.03(a) for Old Certificates, and (b) cash in an amount sufficient to pay cash in lieu of any fractional shares (such cash and New Certificates described in the foregoing clauses (a) and (b), together with any dividends or other distributions with respect thereto (the "Exchange Fund")). The Exchange Agent shall invest any cash included in the Exchange Fund as directed by New Polaris, provided that no such investment or losses thereon shall affect the amount of Merger Consideration or the Preferred Merger Consideration, as applicable, payable to the holders of Old Certificates. Any interest and other income resulting from such investments shall be paid to New Polaris.

        3.02    Payment of Dividends.     Prior to the Redomestication Merger Effective Time, Polaris may, and each of Sirius and Constellation shall, deposit, or shall cause to be deposited, with the Exchange Agent, for further payment to holders prior to such time of Polaris Shares, Sirius Shares or Constellation Shares, as applicable, an amount in cash equal to any dividend or distribution theretofore declared in respect of the Polaris Shares, the Sirius Shares or the Constellation Shares in accordance with Section 5.01(d), including any REIT Minimum Distribution Dividend, that shall not then have been paid to holders of Polaris Shares, Sirius Shares or Constellation Shares, as applicable.

        3.03    Exchange of Shares.

        (a)   As promptly as practicable after the Constellation-Polaris Merger Effective Time, New Polaris shall cause the Exchange Agent to mail or otherwise provide to each holder of record of one or more Old Certificates a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Old Certificates shall pass, only upon proper delivery of the Old Certificates to the Exchange Agent) and instructions for use in effecting the surrender of the Old Certificates in exchange for the applicable New Certificates, and, solely in the case of Sirius Shares or Constellation Shares, any cash in lieu of fractional shares which the Polaris Shares, Sirius Shares or Constellation Shares, as applicable, represented by such Old Certificate or Old Certificates shall have been converted into the right to receive pursuant to this Agreement as well as any dividends or other distributions to be paid pursuant to Section 3.03(b). From and after the Constellation-Polaris Merger Effective Time, upon proper

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surrender of an Old Certificate or Old Certificates for exchange and cancellation to the Exchange Agent, together with such properly completed letter of transmittal, duly executed (or upon proper delivery of an "agent's message" with respect to book-entry shares) the holder of such Old Certificate or Old Certificates shall be entitled to receive in exchange therefor, as applicable, (i) a New Certificate representing that number of whole New Polaris Common Shares or the applicable series of New Polaris Preferred Stock, as applicable, to which such holder shall be entitled pursuant to the provisions of Article II, (ii) a check representing the amount of any cash in lieu of fractional shares which such holder has the right to receive in respect of the Old Certificate or Old Certificates surrendered pursuant to the provisions of this Article III and (iii) any dividends or other distributions which the holder thereof has the right to receive pursuant to this Section 3.03, and the Old Certificate or Old Certificates so surrendered shall forthwith be cancelled. No interest will be paid or accrued on the cash portion of the Merger Consideration or the Preferred Merger Consideration, as applicable, or any cash in lieu of fractional shares payable to holders of Old Certificates. Until surrendered as contemplated by this Section 3.03, each Old Certificate shall be deemed at any time after the Applicable Effective Time to represent only the right to receive, upon surrender, the Merger Consideration or the Preferred Merger Consideration, as applicable, and any cash in lieu of fractional shares or in respect of dividends or distributions as contemplated by this Section 3.03.

        (b)   No dividends or other distributions authorized and declared with respect to New Polaris Common Shares or the applicable series of New Polaris Preferred Stock shall be paid to the holder of any unsurrendered Old Certificate until the holder thereof shall surrender such Old Certificate in accordance with this Article III. After the surrender of an Old Certificate in accordance with this Article III, the record holder thereof shall be entitled to receive any such dividends or other distributions, without any interest thereon, which following the Applicable Effective Time had become payable with respect to (i) the whole New Polaris Common Shares which the Polaris Shares, Sirius Shares or Constellation Shares, as applicable, represented by such Old Certificate have been converted into the right to receive or (ii) the shares of the applicable series of New Polaris Preferred Stock which the shares of the applicable series of Sirius Preferred Stock or Constellation Preferred Stock, as applicable, represented by such Old Certificate have been converted into the right to receive. The surrender of an Old Certificate shall not impact a holder's right, to the extent applicable, to receive any declared but unpaid dividends on the Polaris Shares, Sirius Shares or Constellation Shares, as applicable, represented by such Old Certificate.

        (c)   If any New Certificate representing New Polaris Common Shares or shares of the applicable series of New Polaris Preferred Stock is to be issued in a name other than that in which the Old Certificate or Old Certificates surrendered in exchange therefor is or are registered, it shall be a condition of the issuance thereof that the Old Certificate or Old Certificates so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer) and otherwise in proper form for transfer, and that the person requesting such exchange shall pay to the Exchange Agent in advance any transfer or other similar Taxes required by reason of the issuance of a New Certificate representing New Polaris Common Shares or shares of the applicable series of New Polaris Preferred Stock in any name other than that of the registered holder of the Old Certificate or Old Certificates surrendered, or required for any other reason, or shall establish to the satisfaction of the Exchange Agent that such Tax has been paid or is not payable.

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        (d)   After the Applicable Effective Time, there shall be no transfers on the stock transfer books of Polaris, Sirius, Constellation or New Sirius of the Polaris Shares, Sirius Shares, Constellation Shares, New Sirius Shares, shares of Sirius Preferred Stock and shares of Constellation Preferred Stock, as applicable, that were issued and outstanding immediately prior to the Applicable Effective Time. If, after the Applicable Effective Time, Old Certificates representing such shares are presented for transfer to the Exchange Agent, they shall be cancelled and exchanged for the Redomestication Merger Consideration, the Merger Consideration or the Preferred Merger Consideration, as applicable, cash in lieu of fractional New Polaris Common Shares (if applicable) and dividends or other distributions that the holder presenting such Old Certificates is entitled to, as provided in this Article III.

        (e)   Notwithstanding anything to the contrary contained herein, no New Certificates or scrip representing fractional New Polaris Common Shares shall be issued upon the surrender for exchange of Old Certificates, no dividend or other distribution with respect to New Polaris Common Shares shall be payable on or with respect to any fractional share, and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a stockholder of New Polaris. In lieu of the issuance of any such fractional share, New Polaris shall pay to each former stockholder of Sirius or Constellation, as applicable, who otherwise would be entitled to receive such fractional New Polaris Common Share at the Applicable Effective Time an amount in cash (rounded to the nearest cent) determined by multiplying (i) the volume weighted average price of Polaris Common Stock on the New York Stock Exchange (the "NYSE") for the five (5) full trading days ending on the day preceding the Closing Date by (ii) the fraction (rounded to the nearest thousandth when expressed in decimal form) of a New Polaris Common Share which such holder would otherwise be entitled to receive pursuant to Section 2.05, Section 2.10 or Section 2.11, as applicable.

        (f)    Any portion of the Exchange Fund that remains unclaimed by the stockholders of Sirius or Constellation one (1) year after the Applicable Effective Time shall be paid to New Polaris. Any former stockholders of Polaris, Sirius or Constellation who have not theretofore exchanged their Old Certificates pursuant to this Article III shall thereafter look only to New Polaris for payment of the Redomestication Merger Consideration, the Merger Consideration or the Preferred Merger Consideration, as applicable, cash in lieu of any fractional New Polaris Common Shares (if applicable) and any unpaid dividends and other distributions on the New Polaris Common Shares deliverable such stockholder holds as determined pursuant to this Agreement, in each case, without any interest thereon. Notwithstanding the foregoing, none of Polaris, Sirius, Constellation, New Polaris, New Sirius, Sirius LP, Sirius Sub. New Sirius Sub, the Exchange Agent or any other person shall be liable to any former stockholder of Polaris, Sirius or Constellation, as applicable, for any amount delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar Laws.

        (g)   Each of the parties and each of their Subsidiaries shall be entitled to deduct and withhold, or cause the Exchange Agent to deduct and withhold, from any dividends or other distributions payable pursuant to this Section 3.03 or any consideration or amounts otherwise payable pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or foreign Tax Law. To the extent that amounts are so withheld and paid over to the appropriate Governmental Authority, the withheld amounts shall be treated for all purposes of

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this Agreement as having been paid to the person in respect of which the deduction and withholding was made.

        (h)   In the event any Old Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Old Certificate to be lost, stolen or destroyed and, if required by New Polaris, the posting by such person of a bond in such amount as New Polaris may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such Old Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Old Certificate the Redomestication Merger Consideration, the Merger Consideration or the Preferred Merger Consideration, as applicable, and any cash in lieu of fractional shares deliverable in respect thereof pursuant to this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

        4.01    Representations and Warranties of Polaris.     Except as Previously Disclosed:

        (a)    Organization, Standing and Authority.    Each of Polaris and New Polaris (i) is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its formation and (ii) is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or assets or its conduct of business requires Polaris or New Polaris, as applicable, to be so qualified, except where the failure to be so qualified or in good standing has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Polaris or New Polaris, as applicable. New Polaris was formed solely for the purpose of engaging in the Transactions, has engaged in no other business activities, has not incurred any material obligations or liabilities except pursuant to this Agreement and has conducted its operations only as contemplated by this Agreement.

        (b)    Capitalization.    The authorized stock of Polaris consists of 1,000,000,000 shares of Polaris Common Stock, 500,000,000 shares of Polaris Performance Common Stock and 100,000,000 shares of Polaris Preferred Stock. As of the date of this Agreement, (i) 189,056,349 shares of Polaris Common Stock were issued and outstanding (including 5,713,588 shares that are subject to Polaris Time-Based Restricted Stock Awards), (ii) 5,210,113 shares of Polaris Performance Common Stock were issued and outstanding, (iii) no shares of Polaris Preferred Stock were issued and outstanding, (iv) 17,284,020 shares of Polaris Common Stock were reserved for issuance in connection with future grants or awards under the Polaris Stock Plans, (v) 1,935,190 shares of Polaris Common Stock were reserved for issuance in connection with outstanding Polaris Equity Awards (other than Polaris Time-Based Restricted Stock Awards) and (vi) 1,792,044 shares of Polaris Common Stock were reserved for issuance in connection with outstanding Polaris LTIP Units. Polaris has provided to the Other Parties a true and complete list of all outstanding Polaris Equity Awards and Polaris LTIP Units, as of the date of this Agreement, including the name of the recipient and the applicable vesting schedule. The outstanding Polaris Shares have been duly authorized and are validly issued and outstanding, fully paid and nonassessable, and subject to no preemptive rights (and were not issued in violation of any preemptive rights). Except for Polaris Shares issuable pursuant to the Polaris Stock Plans, Polaris Equity Awards and Polaris LTIP Units, as of the date of this Agreement,

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there are no Polaris Shares reserved for issuance, Polaris does not have any Rights outstanding with respect to Polaris Shares, and Polaris does not have any commitment to authorize, issue or sell any Polaris Shares or Rights. As of the date of this Agreement, other than the withholding of Polaris Shares to satisfy Tax obligations in respect of Polaris Equity Awards outstanding as of the date of this Agreement in accordance with their terms, Polaris has no commitment to redeem, repurchase or otherwise acquire, or to register with the SEC (other than in connection with the Transactions or as required by the Polaris Flaherty Letter Agreement), any Polaris Shares. As of the date hereof, the authorized capital stock of New Polaris consists of 1,000 shares of common stock, par value $0.01 per share and 500 shares of performance common stock, par value $0.01 per share, and 100 shares of such common stock and 100 shares of such performance common stock are issued and outstanding, and Polaris owns all such shares. All New Polaris Common Shares and shares of New Polaris Preferred Stock to be issued in connection with the Mergers, when so issued in accordance with the terms of this Agreement, will be duly authorized and validly issued and outstanding, fully paid and nonassessable, and subject to no preemptive rights.

        (c)    Significant Subsidiaries.    Section 4.01(c) of the Polaris Disclosure Letter sets forth as of December 31, 2015 each of Polaris' Significant Subsidiaries and the ownership interest of Polaris in each such Subsidiary. Each of Polaris' Significant Subsidiaries is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or formation. Each of Polaris' Significant Subsidiaries is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or assets or its conduct of business requires it to be so qualified, except where the failure to be so qualified or in good standing has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Polaris. As of the date of this Agreement, Polaris, owns, directly or indirectly, its outstanding equity securities of each of its Significant Subsidiaries set forth in Section 4.01(c) of the Polaris Disclosure Letter free and clear of any Liens other than Permitted Liens, and there are no contracts, commitments, understandings, or arrangements relating to its rights to vote or to dispose of such securities. The outstanding equity securities of each of Polaris' Significant Subsidiaries have been duly authorized and are validly issued and outstanding, fully paid and nonassessable, and subject to no preemptive rights (and were not issued in violation of any preemptive rights).

        (d)    Power.    Polaris and each Polaris Subsidiary has the corporate (or comparable) power and authority to carry on its business as it is now being conducted and to own or lease all of its properties and assets, and to execute, deliver and perform its obligations under this Agreement, and Polaris and each Polaris Subsidiary has the corporate (or comparable) power and authority to consummate the Transactions to which Polaris and such Polaris Subsidiaries are a party, except, in each case, where the failure to have such power or authority has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Polaris.

        (e)    Authority.

            (1)   Each of Polaris and New Polaris has duly authorized, executed and delivered this Agreement and has taken all corporate action necessary in order to execute and deliver this Agreement. Subject only to receipt at the Polaris Stockholders Meeting of the affirmative vote of holders of a majority of the outstanding

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    shares of Polaris Common Stock to adopt this Agreement and approve the Redomestication Merger (together with any other approvals of the holders of Polaris Shares as may be required under applicable Law to consummate any other Transaction, the "Polaris Requisite Votes"), this Agreement and the Transactions have been authorized by all corporate action necessary on the part of each of Polaris and New Polaris. Assuming due execution by the Other Parties, this Agreement is a valid and legally binding obligation of Polaris and New Polaris, enforceable against each of Polaris and New Polaris in accordance with its terms (except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar Laws of general applicability relating to or affecting creditors' rights or by general equity principles).

            (2)   On or prior to the date hereof, the Polaris Board, upon the unanimous recommendation of the Polaris Board Special Committee, at a duly called and held meeting has (i) duly and validly authorized the execution and delivery of this Agreement and declared advisable the adoption of this Agreement and, the Transactions including the Redomestication Merger, the New Polaris Charter, the Redomestication Stock Issuance, the Polaris Sirius Stock Issuance and the Polaris Constellation Stock Issuance, (ii) directed that this Agreement, the Redomestication Merger, the New Polaris Charter, the Polaris Sirius Stock Issuance and the Polaris Constellation Stock Issuance and the other Transactions be submitted (as they may be combined or separately required to be proposed or presented) for consideration and adoption and approval at the Polaris Stockholders Meeting and (iii) subject to Section 6.01, resolved to recommend that the common stockholders of Polaris vote in favor of the adoption and approval of this Agreement, the Redomestication Merger, the New Polaris Charter, the Polaris Sirius Stock Issuance and the Polaris Constellation Stock Issuance and the other Transactions, to the extent applicable to Polaris (as they may be combined or separately required to be proposed or presented) and to include such recommendations in the Proxy Statement.

        (f)    Approvals; No Defaults.

            (1)   Except as set forth in Section 4.01(f) of the Polaris Disclosure Letter (collectively, the "Polaris Regulatory and Third Party Approvals"), no consents or approvals of, or filings or registrations with, any Governmental Authority or with any third party are required to be made or obtained by Polaris or any Polaris Subsidiary in connection with the execution, delivery or performance by Polaris of this Agreement or the consummation by Polaris or any Polaris Subsidiary of the Transactions to which any of them is a party, except for those that the failure to make or obtain have not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Polaris. As of the date hereof, to the Knowledge of Polaris, Polaris is not aware of any reason why the necessary Polaris Regulatory and Third Party Approvals will not be received in order to permit consummation of the Transactions on a timely basis.

            (2)   Subject to receipt, filing or registration, as applicable, of the Polaris Regulatory and Third Party Approvals, and the expiration of related waiting

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    periods, and required filings under the Exchange Act, the Securities Act and state securities and "blue sky" Laws, the execution, delivery and performance of this Agreement by Polaris and New Polaris and the consummation by Polaris and the Polaris Subsidiaries of the Transactions to which any of them is a party, do not and will not (A) constitute a breach or violation of, or a default under, or give rise to any Lien or any acceleration of remedies, penalty, increase in material benefit payable or right of termination under, any applicable Law, any Contract or other instrument or agreement of Polaris or of any Significant Subsidiary of Polaris or to which Polaris or any Significant Subsidiary of Polaris or any of their material, directly owned properties is subject or bound (provided that equity interests in any Person shall not be deemed to be the properties or assets of Polaris or any Polaris Subsidiary), (B) constitute a breach or violation of, or a default under, the Organizational Documents of Polaris or any Significant Subsidiary of Polaris or (C) require Polaris or any Significant Subsidiary of Polaris to obtain any consent or approval under any such Law, Contract or other instrument or agreement, except, in the case of clause (A) or (C), for any such breach, violation, default, consent or approval that has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Polaris.

        (g)    Polaris SEC Documents and Polaris Financial Statements.

            (1)   Polaris' Annual Reports on Form 10-K for the fiscal years ended December 31, 2014 and 2015, and all other reports, registration statements, definitive proxy statements or information statements filed by Polaris or any of the Polaris Subsidiaries subsequent to July 1, 2014 under the Securities Act or under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the form filed (such documents, collectively, the "Polaris SEC Documents") with the SEC as of the date filed, (A) complied in all material respects as to form with the applicable requirements under the Securities Act, the Exchange Act or the Sarbanes-Oxley Act of 2002 (together with the rules and regulations promulgated thereunder, the "Sarbanes-Oxley Act") as applicable, and (B) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each of the statements of financial position contained in or incorporated by reference into any such Polaris SEC Document (including the related notes and schedules, the "Polaris Financial Statements") (1) complied or will comply, as the case may be, as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto; (2) have been or will be, as the case may be, prepared from, are in accordance with, and accurately reflect the books and records of Polaris and the Polaris Subsidiaries in all material respects; (3) have been or will be, as the case may be, prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of interim financial statements, for normal and recurring year-end adjustments and as may be permitted by the SEC on Form 10-Q, Form 8-K or any successor or like form under the Exchange Act) in all material respects and (4) fairly presented in all material respects the consolidated financial position of Polaris and the Polaris Subsidiaries as of the date of such statement, and each of the statements of income and changes in stockholders' equity and cash flows or

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    equivalent statements in such Polaris SEC Documents (including any related notes and schedules thereto) fairly presented in all material respects, the consolidated results of operations, changes in stockholders' equity and changes in cash flows, as the case may be, of Polaris and the Polaris Subsidiaries for the periods to which those statements relate, in each case in accordance with GAAP consistently applied during the periods involved (except in each case as may be noted therein, and subject to normal year-end audit adjustments and as permitted by Form 10-Q in the case of unaudited statements). To the Knowledge of Polaris, as of the date hereof, none of the Polaris SEC Documents is the subject of ongoing SEC review or outstanding SEC comments and there are no inquiries or investigations by the SEC or any internal investigations pending or threatened, in each case regarding any accounting practices of Polaris.

            (2)   Polaris has made available to each of the Other Parties complete and correct copies of all material written correspondence between the SEC, on one hand, and Polaris, on the other hand, since July 1, 2014, other than as publicly filed as correspondence in the Electronic Data Gathering, Analysis and Retrieval Database of the SEC.

            (3)   Since July 1, 2014, Polaris has designed and maintained a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, and includes those policies and procedures that: (A) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of Polaris and its consolidated Subsidiaries; (B) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and that receipts and expenditures are being made only in accordance with authorizations of management and the Polaris Board; and (C) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets that could have a material effect on the financial statements. Polaris' management has completed an assessment of the effectiveness of Polaris' system of internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ended December 31, 2015, and, except as set forth in the Polaris SEC Documents filed prior to the date of this Agreement, such assessment concluded that such controls were effective and Polaris' independent registered accountant has issued (and not subsequently withdrawn or qualified) an attestation report concluding that Polaris maintained effective internal control over financial reporting as of December 31, 2015. Since July 1, 2014, Polaris (1) has designed and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) to ensure that material information required to be disclosed by Polaris in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms and is accumulated and communicated to Polaris' management as appropriate to allow timely decisions regarding required disclosure and (2) has not resulted in (A) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that

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    are reasonably likely to adversely affect in any material respect Polaris' ability to record, process, summarize and report financial information or (B) any fraud, whether or not material, involving management or other employees who have a significant role in Polaris' internal control over financial reporting.

            (4)   Neither Polaris nor any of the Polaris Subsidiaries has entered into or is subject to (A) any "off balance sheet arrangement" (as defined in Item 303(a)(4)(ii) of Regulation S-K promulgated under the Securities Act) or (B) any commitment to become party to any joint venture, off balance sheet partnership or any similar Contract or arrangement relating to any transaction or relationship between or among Polaris or any Polaris Subsidiary, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or person, on the other hand, in each case where the results, purpose or effect of such commitment or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of, Polaris or any Polaris Subsidiary in Polaris' or such Subsidiaries' published financial statements or other Polaris SEC Documents.

        (h)    Absence of Certain Changes.    Since December 31, 2015 through the date of this Agreement, Polaris and the Polaris Subsidiaries have not incurred any liability other than in the ordinary course of business, except for any liabilities that have not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Polaris. Since December 31, 2015 through the date of this Agreement, (A) Polaris and the Polaris Subsidiaries have conducted their respective businesses in the ordinary course of business in all material respects (excluding the incurrence of expenses related to this Agreement and the Transactions) and (B) no event has occurred or circumstance arisen that, individually or taken together with all other facts, circumstances and events (described in any paragraph of Section 4.01 or otherwise) has resulted in or would reasonably be expected to result in a Material Adverse Effect with respect to Polaris.

        (i)    No Undisclosed Liabilities.    Except (i) as reflected or adequately reserved against on the consolidated balance sheets of Polaris as of March 31, 2016, (ii) for liabilities and obligations incurred since March 31, 2016 in the ordinary course of business consistent with past practice and (iii) for liabilities and obligations contemplated by this Agreement or in connection with the Transactions, neither Polaris nor any Polaris Subsidiary has any liabilities or obligations, contingent or otherwise, that would be required by GAAP to be reflected on, or disclosed in the notes to, the consolidated financial statements of Polaris and the Polaris Subsidiaries, other than as have not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Polaris.

        (j)    Litigation.    There is no suit, action, investigation or proceeding pending or, to Polaris' Knowledge, threatened against Polaris or any Polaris Subsidiary or with respect to any Polaris Plan, nor is there any Order or arbitration outstanding against Polaris or any Polaris Subsidiary or with respect to any Polaris Plan, in each case, except for those that have not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Polaris.

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        (k)    Compliance with Laws.    Polaris and each Polaris Subsidiary:

            (1)   conducts, and since July 1, 2014 has conducted, its business in compliance in all material respects with all applicable Laws;

            (2)   has all permits, licenses, authorizations, orders and approvals of, and has made all filings, applications and registrations with, all Governmental Authorities that are required in order to permit them to own or lease their respective properties, if any, and to conduct their businesses as presently conducted, except those the absence of which have not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Polaris; all such permits, licenses, certificates of authority, orders and approvals are in full force and effect and, to Polaris' Knowledge, no suspension or cancellation of any of them is threatened, in each case, except as has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Polaris; and

            (3)   has not received, since July 1, 2014, any written notification from any Governmental Authority (A) asserting that Polaris or any Polaris Subsidiary is not in compliance with any of the statutes, regulations or ordinances which such Governmental Authority enforces or (B) threatening to revoke any license, franchise, permit or governmental authorization, in each case of clauses (A) and (B), except as has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Polaris.

        (l)    Material Contracts; Defaults.

            (1)   Section 4.01(l) of the Polaris Disclosure Letter sets forth a list of agreements, contracts, arrangements, commitments or understandings (each, a "Contract"), including all amendments, supplements, exhibits and side letters to any such Contract, to which Polaris or any Polaris Subsidiary is a party or by which any of its properties or assets are bound (provided that equity interests in any Person shall not be deemed to be the properties or assets of Polaris or any Polaris Subsidiary), which, as of the date of this Agreement (provided that Polaris shall not be required to list those Contracts that have been filed by Polaris with the SEC or incorporated by reference into the Polaris SEC Documents):

                (i)  is or will be required to be filed as an exhibit to Polaris' Annual Report on Form 10-K pursuant to Item 601(b)(2), (4), (9) or (10) of Regulation S-K promulgated under the Securities Act;

               (ii)  contains any non-compete or exclusivity provisions with respect to any line of business or geographic area with respect to Polaris or any Polaris Subsidiary, or which restricts the conduct of any line of business of Polaris or any Polaris Subsidiary, in each case, that have or would reasonably be expected to have a material impact on the business or operations of Polaris or the Polaris Subsidiaries, taken as a whole;

              (iii)  establishes a material partnership, joint venture or similar arrangement;

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              (iv)  relates to the borrowing of money from, or extension of credit to, a third party, in each case having a principal amount of Indebtedness in excess of $100 million other than accounts receivable and payable incurred or arising in the ordinary course of business consistent with past practice (further Section 4.01(l) of the Polaris Disclosure Letter shall specifically note if the consummation of the Transactions, absent a consent from the counterparty to such Contract, results in a right of termination, cancellation, acceleration or amendment of, triggers any payments or results in any violation of or constitutes a breach or default of such Contract);

               (v)  requires Polaris or any Polaris Subsidiary to dispose of or acquire assets or properties with a fair market value in excess of $75 million, or involves any pending or contemplated merger, consolidation or similar business combination;

              (vi)  is a management or advisory agreement with any NTR or is a RIC Fund Contract under which Polaris acts as an adviser;

             (vii)  is material to Polaris and is with a Governmental Authority; or

            (viii)  is material to Polaris and the Polaris Subsidiaries, taken as a whole, and contains any so-called "most favored nations" or similar provisions requiring Polaris or any Polaris Subsidiary to offer a person any terms or conditions that are at least as favorable as those offered to any other person.

            (2)   Each Contract of the type described above in Section 4.01(l), whether or not set forth in Section 4.01(l) of the Polaris Disclosure Letter, is referred to herein as a "Polaris Material Contract." Except as has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Polaris, each Polaris Material Contract is legal, valid, binding and enforceable in accordance with its terms on Polaris and each Polaris Subsidiary that is a party thereto and, to the Knowledge of Polaris, each other party thereto, and is in full force and effect, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at Law).

            (3)   Neither Polaris nor any Polaris Subsidiary is in default under any Polaris Material Contract to which it is a party, and there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default, in each case, except as has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Polaris.

            (4)   Polaris has delivered or made available to each of the Other Parties or provided to the Other Parties for review, prior to the execution of this Agreement, true and complete copies of all of the Polaris Material Contracts.

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        (m)    Employee Benefit Plans.

            (1)   Section 4.01(m)(1) of the Polaris Disclosure Letter sets forth an accurate and complete list of each material Polaris Plan. For purposes of this Agreement, "Polaris Plan" means any benefit or compensation plan, program, policy, practice, agreement, contract, arrangement or other obligation, whether or not in writing and whether or not funded, in each case, which is sponsored, maintained, or required to be contributed to, or with respect to which any potential liability is borne, by Polaris or any Polaris Subsidiary.

            (2)   With respect to each material Polaris Plan, Polaris has made available to each of the Other Parties, to the extent applicable, accurate and complete copies of (v) the plan documents, including any amendments thereto, or a written description of such Polaris Plan if such plan is not set forth in a written document, (w) the most recent summary plan description together with any summaries of all material modifications thereto, (x) the most recent IRS determination or opinion letter, (y) the most recently prepared actuarial report and (z) related trusts, insurance or group annuity contracts and each other funding or financing arrangement relating to any such plan. Except as has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Polaris, each Polaris Plan has been administered and operated in compliance with its terms and all applicable Laws, including ERISA and the Code.

            (3)   With respect to each Polaris Plan that is an "employee benefit plan" within the meaning of Section 3(3) of ERISA (an "ERISA Plan") and that is intended to be qualified under Section 401(a) of the Code, such Polaris Plan has been determined by the IRS to be qualified under Section 401(a) of the Code, and to Polaris' Knowledge, nothing has occurred that would adversely affect the qualification or Tax exemption of any such Polaris Plan. With respect to any ERISA Plan, neither Polaris nor any of the Polaris Subsidiaries has engaged in a transaction in connection with which Polaris or any Polaris Subsidiary reasonably could be subject to either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a Tax imposed pursuant to Section 4975 or 4976 of the Code in an amount that could be material.

            (4)   Neither Polaris nor any ERISA Affiliate has contributed (or had any obligation of any sort) in the last six years to a plan that is subject to Section 412 of the Code or Section 302 or Title IV of ERISA. Neither Polaris nor any ERISA Affiliate has maintained, established, participated in or contributed to, or is or has been obligated to contribute to, or has otherwise incurred any obligation or liability (including any contingent liability) under, any "multiemployer plan" within the meaning of Section 3(37) of ERISA in the last six years. Neither Polaris nor any Polaris Subsidiary has any liability for life or medical benefits to former employees or beneficiaries or dependents thereof, except for health continuation coverage as required by Section 4890B of the Code or Part 6 of Title I of ERISA and at no expense to Polaris or any Polaris Subsidiary.

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            (5)   Except as set forth in Section 4.01(m)(5) of the Polaris Disclosure Letter, neither the execution and delivery of this Agreement, stockholder or other approval of this Agreement nor the consummation of any of the Transactions (either alone or in connection with any other event, condition or circumstance) would (i) result in any compensatory payment (including any severance, unemployment compensation, bonus or otherwise) becoming due to any director, officer, employee or consultant of Polaris or any Polaris Subsidiary, (ii) materially increase any benefits or compensation otherwise payable by Polaris or any Polaris Subsidiary, (iii) result in the acceleration of the time of payment or vesting of any awards or benefits or give rise to any additional service credits under any Polaris Plan, or (iv) result in the payment of any amount that could, individually or in combination with any other such payment, constitute an "excess parachute payment" as defined in Section 280G(b)(1) of the Code.

            (6)   Neither Polaris nor any Polaris Subsidiary is a party to, or maintains any plan, program, practice, agreement, arrangement or policy that provides any individual with the right to, a gross up, indemnification, reimbursement or other payment for any excise or additional taxes, interest or penalties incurred pursuant to Section 409A or Section 4999 of the Code or due to the failure of any payment to be deductible under Section 280G of the Code.

            (7)   With respect to any Polaris Plans that are maintained primarily for the benefit of employees outside of the United States (a "Non-U.S. Polaris Plan") (x) if intended to qualify for special tax treatment, any such Non-U.S. Polaris Plan meets the requirements for such treatment in all material respects, (y) the financial statements of Polaris and the Polaris Subsidiaries accurately reflect the Non-U.S. Polaris Plan liabilities and accruals for contributions required to be paid to any Non-U.S. Polaris Plan, in accordance with GAAP (or other accounting principles required under applicable Law) consistently applied, and (z) there have not occurred, nor are there continuing, any transactions or breaches of fiduciary duty under any Law or regulation in connection with a Non-U.S. Polaris Plan that has resulted or would be reasonably likely to result in a Material Adverse Effect with respect to Polaris or any Polaris Subsidiary.

        (n)    Labor Matters.    Neither Polaris nor any of the Polaris Subsidiaries is a party to any collective bargaining agreement or other agreement with a labor union or like organization. As of the date hereof, there is no strike, lockout, slowdown, work stoppage, unfair labor practice or other material labor dispute, or arbitration or grievance pending or, to Polaris' Knowledge, threatened. Each of Polaris and the Polaris Subsidiaries is in compliance in all material respects with all applicable Laws respecting labor, employment and employment practices, terms and conditions of employment, wages and hours, and occupational safety and health.

        (o)    Taxes.

            (1)   Polaris and each Polaris Subsidiary has timely filed with the appropriate Governmental Authority all Tax Returns required to be filed, taking into account any extension of time within which to file such Tax Returns, and all such Tax

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    Returns are complete and correct, subject in each case to such exceptions as have not resulted in a Material Adverse Effect with respect to Polaris. Polaris and each Polaris Subsidiary has duly paid (or there has been paid on their behalf), or made adequate provisions for, all material Taxes required to be paid by them, whether or not shown on any Tax Return. Neither Polaris nor any Polaris Subsidiary has received a written claim, or to the Knowledge of Polaris, an unwritten claim, by any authority in a jurisdiction where any of them does not file Tax Returns that it is or may be subject to material Tax in that jurisdiction. Polaris and each Polaris Subsidiary have established reserves in accordance with GAAP that are adequate for the payment of all material Taxes not yet due and payable with respect to each of them through the date of the most recent Polaris Financial Statements.

            (2)   There are no audits, investigations by any Governmental Authority or other proceedings ongoing, or to the Knowledge of Polaris, threatened with regard to any material Taxes or material Tax Returns of Polaris or any Polaris Subsidiary. No deficiency for Taxes of Polaris or any Polaris Subsidiary has been claimed, proposed or assessed in writing or, to the Knowledge of Polaris, threatened, by any Governmental Authority, which deficiency has not yet been settled, except for such deficiencies which are being contested in good faith by appropriate proceedings and for which adequate reserves have been made or with respect to which the failure to pay has not resulted in a Material Adverse Effect with respect to Polaris. Neither Polaris nor any Polaris Subsidiary has waived any statute of limitations with respect to material Taxes or agreed to any extension of time with respect to any material Tax assessment or deficiency for any open tax year (in each case other than in connection with any extension of time to file any Tax Return). Neither Polaris nor any Polaris Subsidiary has entered into any "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law) with regard to material Taxes.

            (3)   Polaris and each of the Polaris Subsidiaries have complied, in all material respects, with all applicable Laws, rules and regulations relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442, 1445, 1446, 1471 and 3402 of the Code or similar provisions under any foreign Laws) and have duly and timely withheld and have paid over to the appropriate Governmental Authorities all material amounts required to be so withheld and paid over on or prior to the due date thereof under all applicable Laws.

            (4)   There are no Polaris Tax Protection Agreements (as hereinafter defined) in force or otherwise binding upon Polaris or any Polaris Subsidiary. No person has raised in writing, or to the Knowledge of Polaris, threatened to raise a material claim against Polaris or any Polaris Subsidiary for any breach of any Polaris Tax Protection Agreements. As used herein, "Polaris Tax Protection Agreements" means any agreement to which Polaris, or any Polaris Subsidiary is a party: (i) pursuant to which any liability to holders of interests in a Polaris Subsidiary Partnership relating to Taxes may arise, whether or not as a result of the consummation of the Transactions; and/or (ii) that was entered into in connection with or related to the deferral of income Taxes of a holder of interests in a Polaris Subsidiary Partnership,

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    and that requires Polaris, or any Polaris Subsidiary to, or to use efforts to (or to indemnify any person if it does not) (A) maintain a minimum level of debt or continue a particular debt, (B) retain or not dispose of assets for a period of time if such period of time has not since expired or any applicable statute of limitations with respect to any Taxes that would result from a disposition of such assets at any time during such period has not since expired, (C) make or refrain from making Tax elections, (D) only dispose of assets in a particular manner, or (E) permit any holder of interests in a Polaris Subsidiary Partnership to guarantee any debt or restore a deficit in such holder's capital account. As used herein, "Polaris Subsidiary Partnership" means a Polaris Subsidiary that is a partnership for United States federal income tax purposes.

            (5)   There are no material Tax Liens upon any property or assets of Polaris or any Polaris Subsidiary except for Permitted Liens with respect to Polaris.

            (6)   Neither Polaris nor any Polaris Subsidiary has participated in any "reportable transaction," within the meaning of Treasury Regulation Section 1.6011-4(b) other than any loss transaction within the meaning of Treasury Regulation Section 1.6011-4(b)(5).

            (7)   To the Knowledge of Polaris, Sirius (i) has been subject to taxation as a REIT and has satisfied all requirements to qualify as a REIT for each taxable year since its formation in which it was intended to so qualify, (ii) has operated since January 1, 2016 to the date hereof in a manner consistent with the requirements for qualification and taxation as a REIT; (iii) intends to continue to operate in such a manner as to qualify as a REIT for its taxable year ending December 31, 2016 and thereafter through the Sirius-Polaris Merger Effective Time; and (iv) has not taken or omitted to take any action if such action or omission, as the case may be, could reasonably be expected to result in a challenge by the IRS or any other Governmental Authority to its status as a REIT, and no such challenge is pending or has been threatened in writing.

            (8)   At the time of the Spin-Off, Polaris had no intention for Polaris and Sirius to recombine.

            (9)   Neither Polaris nor any Polaris Subsidiary has requested, has received or is subject to any written ruling of a Governmental Authority or has entered into any written agreement with a Governmental Authority with respect to any material Taxes.

            (10) There are no Tax allocation or sharing agreements or similar arrangements with respect to, binding, or otherwise involving Polaris or any Polaris Subsidiary other than customary gross-up provisions of any credit or similar commercial contract the primary purpose of which does not relate to Taxes.

            (11) Neither Polaris nor any Polaris Subsidiary (i) has been a member of an affiliated group filing a consolidated federal income Tax Return (other

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    than a group the common parent of which was Polaris or any Polaris Subsidiary) or (ii) has any liability for material Taxes of any person (other than Polaris or any Polaris Subsidiary) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign Laws), as a transferee or successor, by contract or otherwise.

            (12) Neither Polaris nor any Polaris Subsidiary is, will be (regardless of whether the Mergers occur) or would be, as a result of the Transactions, required to include material amounts in income, or exclude items of deduction (in either case for Tax purposes), for any Tax period as a result of (i) a change in method of Tax accounting or period; (ii) an installment sale or "open transaction" disposition; (iii) a prepaid amount received, accrued, or paid; (iv) deferred income or gain; (v) an election under Section 108(i) of the Code; (vi) Section 481 of the Code, or, in the case of each of the foregoing, any corresponding or similar provision of state, local, or non-U.S. Law; (vii) the recapture of any tax credit or other special tax benefit; or (viii) the use of any special accounting method (such as the long-term method for accounting for long-term contracts). None of Polaris or any Polaris Subsidiary has pending a transaction under Section 1031 or 1033 of the Code or other tax-deferral transactions for which deferral will not be available as a result of the Transactions.

            (13) No written power of attorney that has been granted by Polaris or any Polaris Subsidiary (other than to Polaris or a Polaris Subsidiary) is currently in force with respect to any matter relating to Taxes.

            (14) Except as set forth in Section 4.01(o)(14) of the Polaris Disclosure Letter, no Polaris Subsidiary that is not a U.S. domestic corporation under applicable state law has ever been treated as other than a partnership or disregarded entity for U.S. federal income tax purposes, or has ever made an election on IRS Form 8832 with respect to its classification for U.S. federal income tax purposes. Without limitation of the foregoing, Polaris LP is and always has been taxable as a partnership or a disregarded entity (and not as an association or publicly traded partnership taxable as a corporation) for U.S. federal income tax purposes.

            (15) Except as set forth in Section 4.01(o)(15) of the Polaris Disclosure Letter, no Polaris Subsidiary directly or indirectly (i) manages a lodging facility or a health care facility or (ii) provides to any other person (under a franchise, license, or otherwise) rights to any brand name under which any lodging facility or health care facility is operated, in each case within the meaning of Section 856(l)(3) of the Code.

            (16) Except as set forth in Section 4.01(o)(16) of the Polaris Disclosure Letter, neither Polaris nor any Polaris Subsidiary owns any stock of Constellation or Sirius. No Polaris Subsidiary owns any stock of Polaris.

            (17) In Polaris' good faith estimation, the accumulated "earnings and profits" for U.S. federal income tax purposes for each of Polaris and Polaris Jersey as of the beginning of January 1, 2017, shall not exceed the amount set forth on Section 4.01(o)(17) of the Polaris Disclosure Letter.

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        (p)    Financial Advisors.    None of Polaris, the Polaris Subsidiaries or any of their directors, officers or employees has employed any broker or finder or incurred (or will incur) any liability for any brokerage fees, commissions or finder's fees in connection with the Transactions, except that, in connection with this Agreement, Polaris has retained Goldman Sachs & Co. as its financial advisor and the Polaris Board Special Committee has retained Evercore Group L.L.C. Inc. as its financial advisor. The arrangements with such financial advisors have been disclosed to the Other Parties and any agreements with such financial advisors in respect of the Mergers and other Transactions have been provided in unredacted form to the Other Parties, in each case prior to the date hereof. As of the date of this Agreement, the Board of Directors of Polaris has received an opinion of Goldman, Sachs & Co., issued to the Polaris Board, to the effect that, as of the date of the opinion and taking into account the Polaris Special Dividend, the Sirius-Polaris Merger and the Constellation-Polaris Merger, the Polaris Exchange Ratio is fair from a financial point of view to the holders (other than Sirius, Constellation and their respective Affiliates) of the shares of Polaris Common Stock. As of the date of this Agreement, the Polaris Board Special Committee has received an opinion of Evercore Group L.L.C. to the effect that, as of the date of the opinion, after giving effect to the Polaris Special Dividend, the Sirius Exchange Ratio, the Constellation Class A Exchange Ratio and the Constellation Class B Exchange Ratio are fair, from a financial point of view, to the holders of the shares of Polaris Common Stock.

        (q)    Intellectual Property.    Polaris and the Polaris Subsidiaries have sufficient rights to use all material Intellectual Property used in their business as presently conducted, all of which rights shall survive unchanged as a result of the consummation of the Transactions, except for any changes that have not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Polaris.

        (r)    Real Property.    Except as provided in Section 4.01(r) of the Polaris Disclosure Letter, Polaris does not own directly, lease or sublease any real property and no Polaris Subsidiary owns directly any real property other than for investment purposes made in the ordinary course of business. Section 4.01(r) of the Polaris Disclosure Letter sets forth the real property leased or subleased to Polaris and the Polaris Subsidiaries. With respect to the real property leased or subleased to Polaris or the Polaris Subsidiaries, the lease or sublease for such property is valid, legally binding, enforceable and in full force and effect, and none of Polaris or any Polaris Subsidiary is in breach of or default under such lease or sublease, and no event has occurred which, with notice, lapse of time or both, would constitute a breach or default by Polaris or the Polaris Subsidiaries party to such agreement or permit termination, modification or acceleration by any third party thereunder, except in each case, for such invalidity, failure to be binding, unenforceability, ineffectiveness, breaches, defaults, terminations, modifications, accelerations or repudiations that have not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Polaris.

        (s)    Investment Company Act.

            (1)   Neither Polaris nor any of the Polaris Subsidiaries is, or on the Closing Date will be, required to be registered as an investment company under the Investment Company Act. The only RIC Funds to which Polaris or a Polaris Subsidiary serves as investment adviser are: NorthStar Corporate Income Fund, NorthStar Corporate Income Fund-T,

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    NorthStar Corporate Income Master Fund, NorthStar Real Estate Capital Income Fund, NorthStar Real Estate Capital Income Fund-T and NorthStar Real Estate Capital Income Master Fund (each, a "Polaris RIC Fund").

            (2)   Each Polaris RIC Fund is duly organized and in good standing under applicable Laws of the jurisdiction under which it is organized and has the requisite corporate, trust or partnership power and authority to carry on its business as it is now being conducted and to own all of its properties and assets. Each Polaris RIC Fund is duly qualified to do business and is in good standing in the states of the United States and any foreign jurisdictions where its ownership or leasing of property or assets or the conduct of its business requires it to be so qualified, except where the failure to so qualify, individually or in the aggregate, would not reasonably be expected to have or result in a material adverse effect on the financial condition, results of operations or business of the Polaris RIC Fund. Except as set forth on Section 4.01(s)(2) of the Polaris Disclosure Letter, no Polaris RIC Fund has any subsidiaries. Polaris has provided to the Other Parties true and complete copies of all the Organizational Documents of the Polaris RIC Funds and each Advisory Contract between a Polaris RIC Fund and Polaris or a Polaris Subsidiary (each, a "Polaris RIC Fund Advisory Contract"), and all such documents are in full force and effect. Each existing Polaris RIC Fund Advisory Contract has been duly approved and, if applicable, continued and is in compliance in all material respects with the Investment Company Act. Each Polaris RIC Fund Advisory Contract is in compliance with the Investment Advisers Act and applicable Laws, and since the inception of each Polaris RIC Fund, has been performed by Polaris or a Polaris Subsidiary, as applicable, in accordance with its terms and applicable Laws, in each case, in all material respects.

            (3)   Each Polaris RIC Fund is in material compliance with all applicable Laws.

            (4)   Each Polaris RIC Fund has been operated in all material respects in compliance with its investment objectives, policies and restrictions, including those set forth in the applicable, prospectus and registration statement, if any, for such Polaris RIC Fund.

            (5)   Polaris has provided to the Other Parties true and complete copies of the most recent audited financial statements for each Polaris RIC Fund (as of the date of this Agreement) and any interim unaudited financial statements for each Polaris RIC Fund for any period thereafter. Each of the statements of net assets contained in such financial statements (including the related notes and schedules thereto, as applicable) fairly presents in all material respects the financial position of each of the Polaris RIC Funds as of such statement's date, and each of the statements of results of operations and changes in net assets contained therein (including any related notes and schedules thereto, as applicable) fairly presents in all material respects the results of operations and changes in net assets, as the case may be, of each of the Polaris RIC Funds for the periods to which they relate, in each case in accordance with GAAP, except in each case as may be noted therein, subject to normal year-end audit adjustments in the case of unaudited statements.

            (6)   Each of the Polaris RIC Funds has issued its shares or interests pursuant to an effective registration statement under the Securities Act. The offering and sale of

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    interests in the Polaris RIC Funds complied with all applicable Laws, and each of the Polaris RIC Funds is duly registered under the Investment Company Act.

            (7)   Each of the Polaris RIC Funds has timely filed all prospectuses, statements of additional information, registration statements, proxy statements, financial statements and any other material forms, reports, advertisements and documents required to be filed under applicable Laws with any applicable Governmental Authority (the "Polaris RIC Fund Reports"). As of their respective dates, the Polaris RIC Fund Reports and any supplemental advertising and marketing materials relating to a Polaris RIC Fund prepared by Polaris or a Polaris Subsidiary (A) had been prepared in all material respects in accordance with all applicable Laws, and (B) did not, at the time they were filed (if required to be filed) and during the time of their effectiveness, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were or are made, not misleading, and were, in the event of any subsequent material misstatements or omissions, promptly amended or supplemented to correct any such misstatement or omission.

            (8)   Each of the Polaris RIC Funds has duly adopted written policies and procedures required by Rule 38a-1 under the Investment Company Act, and all such policies and procedures comply in all material respects with applicable Laws. Since the inception of each Polaris RIC Fund, there have been no "Material Compliance Matters", as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act in respect of a Polaris RIC Fund, other than such violations (i) as have been duly reported to the board of directors or trustees of the applicable Polaris RIC Fund and satisfactorily resolved or are in the process of being remedied or (ii) that would not be material.

        (t)    Information Supplied.    None of the information supplied or to be supplied in writing by or on behalf of Polaris or any Polaris Subsidiary for inclusion or incorporation by reference in (i) the Form S-4 will, at the time such document is filed with the SEC, at any time such document is amended or supplemented or at the time such document is declared effective by the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Proxy Statement will, at the date it is first mailed to the common stockholders of Constellation and Sirius, at the time of the Constellation Stockholders Meeting and the Sirius Stockholders Meeting, at the time the Form S-4 is declared effective by the SEC or at the Sirius-Polaris Merger Effective Time and the Constellation-Polaris Merger Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. All documents that Polaris or any Polaris Subsidiary is responsible for filing with the SEC in connection with the Mergers, to the extent relating to New Polaris, Polaris or any Polaris Subsidiary or other information supplied by or on behalf of Polaris or any Polaris Subsidiary for inclusion therein, will comply as to form, in all material respects, with the provisions of the Securities Act or Exchange Act, as applicable, and each such document required to be filed with any Governmental Authority (other than the SEC) will comply in all material respects with the provisions of applicable Law as to the information required to be contained therein. The representations and warranties contained in this Section 4.01(t) will not apply to statements or omissions included in the Form S-4 or the Proxy

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Statement to the extent based upon information supplied to Polaris by or on behalf of the Other Parties.

        (u)    Takeover Laws.    The Polaris Board has taken all action necessary to render inapplicable to the Mergers and other Transactions the applicable provisions of any Takeover Law.

        (v)    Reorganization.    Polaris has not taken any action and is not aware of any fact or circumstance that could reasonably be expected to prevent the Redomestication Merger from qualifying as a reorganization within the meaning of Section 368(a)(1)(F) of the Code or any of the Public Mergers from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code.

        (w)    Related Party Transactions.    As of the date of this Agreement, neither Polaris nor any Polaris Subsidiary is party to any transaction or arrangement under which any (i) present or former director or executive officer of Polaris or any Polaris Subsidiary, (ii) beneficial owner (within the meaning of Section 13(d) of the Exchange Act) of five percent (5%) or more of any class of equity of Polaris or (iii) "affiliate," "associate" or member of the "immediate family" (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the Exchange Act) of any of the foregoing is a party to any actual or proposed loan, lease or other contract with or binding upon Polaris or any Polaris Subsidiary or owns or has any interest in any of their respective properties or assets, in each case as would be required to be disclosed by Polaris pursuant to Item 404 of Regulation S-K promulgated under the Exchange Act.

        (x)    Environmental Matters.    Except as has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Polaris: (i) each of Polaris and the Polaris Subsidiaries have at all times been in compliance with all applicable Environmental Laws, which compliance includes obtaining, maintaining and complying with all permits, consents, certificates, approvals and orders of any Governmental Authority required to be obtained pursuant to applicable Environmental Laws ("Polaris Environmental Permits"); (ii) all Polaris Environmental Permits are in full force and effect and, where applicable, applications for renewal or amendment thereof have been timely filed; (iii) no suspension or cancellation of any Polaris Environmental Permit is pending or threatened in writing; (iv) no property currently or formerly owned or operated by Polaris or any Polaris Subsidiary has been contaminated with any Hazardous Substance in a manner that could reasonably be expected to result in liability to Polaris or any Polaris Subsidiary pursuant to any Environmental Law; and (v) there are no proceedings pending or threatened against Polaris or any of the Polaris Subsidiaries or involving any real property currently or formerly owned, operated or leased by or for Polaris or any of the Polaris Subsidiaries alleging noncompliance with, or liability under, any applicable Environmental Law.

        (y)    Investment Adviser Matters.

            (1)   Each of Polaris and the Polaris Subsidiaries which is registered as an investment adviser with the SEC (each, a "Polaris Adviser") has (i) adopted a formal code of ethics complying in all material respects with Rule 204A-1 under the Investment Advisers Act and, to the extent applicable, Rule 17j-1 under the Investment Company Act and (ii) adopted and

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    implemented written policies and procedures that are reasonably designed to prevent and detect any material violations under applicable securities, commodities or other investment-related or trading-related laws (including the Investment Advisers Act). None of the Polaris Advisers nor any of their respective employees or persons "associated" (as defined in the Investment Advisers Act) with the Polaris Advisers is in material violation of such code of ethics or policies and procedures. Since June 30, 2014, there has been no noncompliance by the Polaris Advisers or any of their respective employees or associated persons with such code of ethics or policies and procedures, except for such matters that would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect with respect to Polaris.

            (2)   None of the Polaris Advisers, any officer, director or employee thereof, Polaris or, to the Knowledge of Polaris, any other "affiliated person" (as defined in the Investment Company Act) of the Polaris Advisers who is required to be eligible, is ineligible, or subject to potential ineligibility, pursuant to Section 9(a) or 9(b) of the Investment Company Act to serve in any capacity referred to in Section 9(a) thereof to a registered investment company; and none of the Polaris Advisers, any officer, director or employee thereof, Polaris or, to the Knowledge of Polaris, any other person "associated" (as defined in the Investment Advisers Act) with the Polaris Advisers who is required to be qualified, is subject to potential disqualification pursuant to Section 203 of the Investment Advisers Act from serving as an investment adviser or as a person associated with an investment adviser or is subject to disqualification under Rule 206(4)-3 under the Investment Advisers Act; in each case, except for any such disqualification (x) that would not reasonably be expected to be material to the Polaris Adviser, or (y) with respect to which Polaris or another relevant person has received exemptive relief from the SEC or another relevant Governmental Authority that has the effect of nullifying such disqualification; nor is there any proceeding or investigation pending or, to the Knowledge of Polaris, threatened by any Governmental Authority that would result in any such ineligibility or disqualification, except for any such ineligibilities or disqualifications that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect with respect to Polaris.

            (3)   None of the Polaris Advisers or any of a Polaris Adviser's directors or officers (together with the Polaris Advisers, "Polaris Adviser Regulation D Covered Persons") is subject to a Disqualifying Event, and, to the Knowledge of Polaris, there is no inquiry, investigation, proceeding or action pending against any Polaris Adviser Regulation D Covered Person that could reasonably be expected to result in a Disqualifying Event.

            (4)   Each Polaris Adviser is not prohibited from providing investment advisory services, or from charging fees therefor, by the "pay-to-play" rules of any jurisdiction, including Rule 206(4)-5 under the Investment Advisers Act.

            (5)   All deficiency letters and examination reports that the Polaris Advisers or any Polaris RIC Fund has received since June 30, 2014 from any Governmental Authority are listed on Section 4.01(y)(5) of the Polaris Disclosure Letter, true, correct and complete copies of which have been made available to the Other Parties, along with all written responses thereto. All remedial actions necessary to cure in all material respects the deficiencies or violations set forth in such letters or reports have been taken by the Polaris Adviser and each Polaris RIC Fund, as applicable. Polaris has made available to the Other Parties all material

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    correspondence relating to any material inquiry, examination or investigation by any Governmental Authority received since June 30, 2014 regarding the Polaris Advisers and any of their respective employees or associated persons in connection with the services performed by such employees or associated persons in connection with the business of Polaris or a Polaris Subsidiary or any Polaris RIC Fund.

            (6)   None of the Polaris Advisers, any officer, director or employee thereof, Polaris or, to the Knowledge of Polaris, any other "affiliated person" (as defined in the Investment Company Act) of the Polaris Advisers has any express or implied understanding or arrangement which would reasonably be expected to impose an "unfair burden" (for purposes of Section 15(f) of the Investment Company Act) on any Polaris RIC Fund as a result of the Transactions.

        (z)    Broker-Dealer Matters.

            (1)   Each of Polaris and the Polaris Subsidiaries who is registered as a securities broker-dealer with the SEC (each, a "Polaris Broker") is and has been, since June 30, 2014, duly registered as a broker-dealer under the Exchange Act and in all jurisdictions where such registration, licensing or qualification is so required. Since June 30, 2014, (i) neither Polaris nor any Polaris Subsidiary, other than the Polaris Broker, is or has been required to be registered as a broker-dealer, or transfer agent in any jurisdiction or with any exchange or self-regulatory organization, and (ii) neither Polaris nor any Polaris Subsidiary has been required to be registered as a commodity pool operator or commodity trading advisor, in each case in order to conduct the business currently conducted by such persons. Polaris Broker is a member of FINRA and each other exchange or self-regulatory organization in which its membership is required in order to conduct its business as now conducted.

            (2)   Polaris Broker has made available to the Other Parties an accurate and complete copy of its Form BD as most recently filed with the SEC, its membership agreement with FINRA and each other exchange or self-regulatory organization of which it is a member, as applicable, and all state registration forms, each as amended to the date of this Agreement. The information contained in each such form or agreement was accurate and complete in all material respects at the time of filing and no material deficiencies have been asserted in writing by any Governmental Authority with respect to such filing. Polaris Broker has made all amendments to such Form BD as it is required to make under Law.

            (3)   Each "associated person" (as defined under the Exchange Act or FINRA rules) of Polaris Broker that is required under Law, in order to conduct its securities broker-dealer business as it is now conducted, to be registered, licensed or qualified as a registered principal or registered representative with any Governmental Authority is so registered, licensed or qualified, and such registrations are and, since June 30, 2014, have been in full force and effect since the date any such registration was initially required while an "associated person" of Polaris Broker.

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            (4)   Neither Polaris Broker nor, to the Knowledge of Polaris, any "associated person" thereof is subject to a "statutory disqualification" (as such terms are defined in the Exchange Act or FINRA rules) or subject to a disqualification which would be a basis for censure, limitations on the activities, functions or operations of, or suspension or revocation of the registration of any broker-dealer affiliate of Polaris as a broker-dealer, municipal securities dealer, government securities broker or government securities dealer under Sections 15, 15B or 15C of the Exchange Act. There is no action pending or, to the Knowledge of Polaris, threatened in writing that would reasonably be expected to result in Polaris Broker or any "associated person" (as defined in the Exchange Act or FINRA rules) thereof becoming ineligible to act in such capacity.

            (5)   Except as disclosed on Polaris Broker's Form BD, as amended, or the Forms U-4 of its "associated persons," since June 30, 2014, neither Polaris Broker nor, to the Knowledge of Polaris, any "associated person," has been the subject of any action before any Governmental Authority that would be required to be disclosed on Form BD or Form U-4, as applicable, and no such action is pending or, to the Knowledge of Polaris threatened. Except as disclosed on Form BD or Form U-4, as applicable, or any amendment thereto, neither Polaris Broker nor, to the Knowledge of Polaris, any "associated person" has been permanently enjoined from engaging or continuing any conduct or practice in connection with any activity relating to the purchase or sale of any security.

            (6)   As measured as of the last day of the month ending immediately preceding the date hereof and as of the last day of the month immediately preceding the Closing Date, Polaris Broker has or will have net capital (as defined in Rule 15c3-1 under the Exchange Act) that (i) satisfies the minimum net capital requirements of the Exchange Act and the laws of any jurisdiction in which the Polaris Broker conducts business and (ii) in an amount sufficient to ensure that it has not been required to file notice under Rule 17a-11 under the Exchange Act.

            (7)   Since June 30, 2014, the Polaris Broker has filed all material registrations, reports, registrations and statements in a timely manner, together with any amendments required to be made with respect thereto, that were required to be filed under any applicable Law, with any applicable Governmental Authority (collectively, the "Company Regulatory Reports"). As of their respective dates, (i) each Company Regulatory Report complied in all material respects with applicable Law and (ii) no Company Regulatory Report contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading.

            (8)   None of Polaris nor any Polaris Subsidiary nor any of the persons associated with Polaris nor any Polaris Subsidiary as specified in Section 506(d) of Regulation D under the Securities Act are subject to a Disqualifying Event and, to the Knowledge of Polaris and any Polaris Subsidiary, there is no inquiry,

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    investigation, proceeding or action pending against any such person that could reasonably be expected to result in a Disqualifying Event.

            (9)   All deficiency letters and examination reports that Polaris Broker has received since June 30, 2014 from any Governmental Authority are listed on Section 4.01(z)(9) of the Polaris Disclosure Letter, true, correct and complete copies of which have been made available to the Other Parties, along with all written responses thereto. All remedial actions necessary to cure in all material respects the deficiencies or violations set forth in such letters or reports have been taken by Polaris Broker. Polaris has made available to the Other Parties all material correspondence relating to any material inquiry, examination or investigation by any Governmental Authority received since June 30, 2014 regarding Polaris Broker and any of their respective employees or associated persons in connection with the services performed by such employees or associated persons in connection with the business of Polaris or a Polaris Subsidiary.

            (10) The Polaris Broker has (i) adopted and implemented written policies and procedures that are reasonably designed to prevent and detect any material violations under applicable securities, commodities or other investment-related or trading-related laws, as required by the SEC, FINRA and any other applicable Governmental Authority. Neither the Polaris Broker nor any of its respective employees or persons "associated" (as defined in the Exchange Act or FINRA Rules) with Polaris Broker is in material violation of such policies and procedures. Since June 30, 2014, there has been no noncompliance by Polaris Broker or any of their respective employees or associated persons with such policies and procedures, except for such matters that would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect with respect to Polaris.

        4.02    Representations and Warranties of Sirius.     Except as Previously Disclosed:

        (a)    Organization, Standing and Authority.    Each of Sirius, New Sirius, Sirius Sub and New Sirius Sub (i) is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its formation, and (ii) is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or assets or its conduct of business requires Sirius, New Sirius or New Sirius Sub, as applicable, to be so qualified, except where the failure to be so qualified or in good standing has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Sirius, New Sirius and New Sirius Sub, as applicable. Each of New Sirius and New Sirius Sub was formed solely for the purpose of engaging in the Transactions, has engaged in no other business activities, has not incurred any material obligations or liabilities except pursuant to this Agreement and has conducted its operations only as contemplated by this Agreement.

        (b)    Capitalization.    The authorized stock of Sirius consists of 500,000,000 Sirius Shares and 250,000,000 shares of Sirius Preferred Stock, of which (a) 2,900,000 shares of Sirius Preferred Stock are classified and designated as 8.75% Series A Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share (the "Sirius Series A Preferred Stock"), (b) 14,920,000 shares of Sirius Preferred Stock are classified and designated 8.25%

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Series B Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share (the "Sirius Series B Preferred Stock"), (c) 5,750,000 shares of Sirius Preferred Stock are classified and designated as 8.875% Series C Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share (the "Sirius Series C Preferred Stock"), (d) 8,050,000 shares of Sirius Preferred Stock are classified and designated as 8.500% Series D Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share (the "Sirius Series D Preferred Stock"), and (e) 10,350,000 shares of Sirius Preferred Stock are classified and designated as 8.75% Series E Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share (the "Sirius Series E Preferred Stock"). As of the date of this Agreement, (i) 180,519,074 Sirius Shares were issued and outstanding (including 792,151 shares that are subject to Sirius Time-Based Restricted Stock Awards), (ii) (I) 2,466,689 shares of Sirius Series A Preferred Stock were issued and outstanding, (II) 13,998,905 shares of Sirius Series B Preferred Stock were issued and outstanding, (III) 5,000,000 shares of Sirius Series C Preferred Stock were issued and outstanding, (IV) 8,000,000 shares of Sirius Series D Preferred Stock were issued and outstanding and (V) 10,000,000 shares of Sirius Series E Preferred Stock were issued and outstanding, (iii) 480,352 Sirius Shares were reserved and available for issuance in connection with outstanding Sirius Equity Awards under the Sirius Stock Plans and there were no Sirius Shares reserved for issuance in connection with future grants or awards under the Sirius Stock Plans, and (iv) the following Sirius Equity Awards (other than Sirius Time-Based Restricted Stock Awards) were outstanding: (I) 1,860,144 Sirius LTIP Units, (II) 713,613 Sirius RSUs, and (III) 1,125,883 Sirius PSUs (assuming all applicable performance hurdles are met through the last applicable vesting period). Sirius has provided to the Other Parties a true and complete list of all outstanding Sirius Equity Awards and Sirius LTIP Units, as of the date of this Agreement, including the name of the recipient and the applicable vesting schedule. The outstanding Sirius Shares and shares of Sirius Preferred Stock have been duly authorized and are validly issued and outstanding, fully paid and nonassessable, and subject to no preemptive rights (and were not issued in violation of any preemptive rights). Except for (A) 1,884,763 Sirius Shares issuable upon conversion of outstanding Sirius Exchangeable Senior Notes (based on the applicable conversion rates as of the date of this Agreement), (B) 3,534,724 Sirius Shares issuable under Sirius' Dividend Reinvestment Plan, and (C) Sirius Shares issuable pursuant to the Sirius Stock Plans, as of the date of this Agreement, there are no Sirius Shares reserved for issuance, Sirius does not have any Rights outstanding with respect to Sirius Shares, and Sirius does not have any commitment to authorize, issue or sell any Sirius Shares or Rights. As of the date of this Agreement, other than (X) the withholding of Sirius Shares to satisfy Tax obligations in respect of Sirius Equity Awards outstanding as of the date of this Agreement in accordance with their terms and, as applicable, issuable pursuant to the Sirius Stock Plans and (Y) the repurchase of shares pursuant to Sirius' Share Repurchase Program, Sirius has no commitment to redeem, repurchase or otherwise acquire, or to register with the SEC, any Sirius Shares. As of the date hereof, Sirius owns a 100% membership interest in Sirius Sub and New Sirius owns a 100% membership interest in New Sirius Sub. As of the date hereof, the authorized capital stock of New Sirius consists of 1,000 shares of common stock, par value $0.01 per share, and 100 shares of common stock are issued and outstanding, and Sirius owns all such shares.

        (c)    Significant Subsidiaries.    Section 4.02(c) of the Sirius Disclosure Letter sets forth as of December 31, 2015 each of Sirius' Significant Subsidiaries and the ownership interest of Sirius in each such Subsidiary. Each of Sirius' Significant Subsidiaries is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its

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incorporation or formation. Each of Sirius' Significant Subsidiaries is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or assets or its conduct of business requires it to be so qualified, except where the failure to be so qualified or in good standing has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Sirius. As of the date of this Agreement, Sirius owns, directly or indirectly, its outstanding equity securities of each of its Significant Subsidiaries set forth in Section 4.02(c) of the Sirius Disclosure Letter free and clear of any Liens other than Permitted Liens, and there are no contracts, commitments, understandings, or arrangements relating to its rights to vote or to dispose of such securities. The outstanding equity securities of each of Sirius' Significant Subsidiaries have been duly authorized and are validly issued and outstanding, fully paid and nonassessable, and subject to no preemptive rights (and were not issued in violation of any preemptive rights).

        (d)    Power.    Sirius and each Sirius Subsidiary has the corporate (or comparable) power and authority to carry on its business as it is now being conducted and to own or lease all of its properties and assets, and to execute, deliver and perform its obligations under this Agreement, and Sirius and each Sirius Subsidiary has the corporate (or comparable) power and authority to consummate the Transactions to which Sirius and such Sirius Subsidiaries are a party, except, in each case, where the failure to have such power or authority has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Sirius.

        (e)    Authority.

            (1)   Each of Sirius, New Sirius and New Sirius Sub has duly authorized, executed and delivered this Agreement and has taken all corporate or limited liability company action necessary in order to execute and deliver this Agreement. Subject only to receipt at the Sirius Stockholders Meeting of the affirmative vote by the holders of a majority of the outstanding Sirius Shares to adopt this Agreement and to approve the New Holdco Merger, Sirius-Polaris Merger (together with any other approvals of the holders of Sirius Shares as may be required under applicable Law to consummate any other Transaction, the "Sirius Requisite Vote"), and the written consent of Sirius, in its capacity as the general partner of Sirius LP and as the holder of a majority of the limited partner interests of Sirius LP, with respect to the Sirius LP Upstream Merger, this Agreement and the Transactions have been authorized by all corporate or limited liability company action necessary on the part of each of Sirius, New Sirius and New Sirius Sub. Assuming due execution by the Other Parties, this Agreement is a valid and legally binding obligation of each of Sirius, New Sirius and New Sirius Sub, enforceable against each of Sirius, New Sirius and New Sirius Sub in accordance with its terms (except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar Laws of general applicability relating to or affecting creditors' rights or by general equity principles).

            (2)   On or prior to the date hereof, the Sirius Board, upon the unanimous recommendation of the Sirius Board Special Committee, at a duly called and held meeting has (i) duly and validly authorized the execution and delivery of this

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    Agreement and declared advisable the Transactions to the extent applicable to Sirius, including the New Holdco Merger, the Sirius-Polaris Merger and the other Transactions, (ii) directed that the New Holdco Merger, the Sirius-Polaris Merger and the other Transactions, to the extent applicable to Sirius, be submitted (as they may be combined or separately required to be proposed or presented) for consideration at the Sirius Stockholders Meeting and (iii) subject to Section 6.02, resolved to recommend that the common stockholders of Sirius vote in favor of the adoption of the Sirius Upstream Merger, the New Holdco Merger, the Sirius-Polaris Merger, the LLC Conversion and the other Transactions, to the extent applicable to Sirius (as they may be combined or separately required to be proposed or presented) and to include such recommendation in the Proxy Statement.

        (f)    Approvals; No Defaults.

            (1)   Except as set forth in Section 4.02(f) of the Sirius Disclosure Letter (the "Sirius Regulatory and Third Party Approvals"), no consents or approvals of, or filings or registrations with, any Governmental Authority or with any third party are required to be made or obtained by Sirius or any Sirius Subsidiary in connection with the execution, delivery or performance by Sirius and any Sirius Subsidiary of this Agreement or the consummation by Sirius or any Sirius Subsidiary of the Transactions to which any of them is a party, except for those that the failure to make or obtain have not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Sirius. As of the date hereof, to the Knowledge of Sirius, Sirius is not aware of any reason why the necessary Sirius Regulatory and Third Party Approvals will not be received in order to permit consummation of the Transactions on a timely basis.

            (2)   Subject to receipt, filing or registration, as applicable, of the Sirius Regulatory and Third Party Approvals, and the expiration of related waiting periods, and required filings under the Exchange Act, the Securities Act and state securities and "blue sky" Laws, the execution, delivery and performance of this Agreement by Sirius, New Sirius, Sirius LP, Sirius Sub and New Sirius Sub and the consummation by Sirius and the Sirius Subsidiaries of the Transactions to which any of them is a party do not and will not (A) constitute a breach or violation of, or a default under, or give rise to any Lien or any acceleration of remedies, penalty, increase in material benefit payable or right of termination under, any applicable Law, any Contract or other instrument or agreement of Sirius or of any Significant Subsidiaries of Sirius or to which Sirius or any Significant Subsidiary of Sirius or any of their material, directly owned properties is subject or bound (provided that equity interests in any Person shall not be deemed to be the properties or assets of Sirius or any Sirius Subsidiary), (B) constitute a breach or violation of, or a default under, the Organizational Documents of Sirius or any Significant Subsidiary of Sirius or (C) require Sirius or any Significant Subsidiary of Sirius to obtain any consent or approval under any such Law, Contract or other instrument or agreement, except, in the case of clause (A) or (C), for any such breach, violation, default, consent or approval that has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Sirius.

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        (g)    Sirius SEC Documents and Sirius Financial Statements.

            (1)   Sirius' Annual Reports on Form 10-K for the fiscal years ended December 31, 2014 and 2015, and all other reports, registration statements, definitive proxy statements or information statements filed by Sirius or any of the Sirius Subsidiaries subsequent to July 1, 2014 under the Securities Act or under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the form filed (such documents, collectively, the "Sirius SEC Documents") with the SEC as of the date filed, (A) complied in all material respects as to form with the applicable requirements under the Securities Act, the Exchange Act or the Sarbanes-Oxley Act, as applicable, and (B) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each of the statements of financial position contained in or incorporated by reference into any such Sirius SEC Document (including the related notes and schedules, the "Sirius Financial Statements") (1) complied or will comply, as the case may be, as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto; (2) have been or will be, as the case may be, prepared from, are in accordance with, and accurately reflect the books and records of Sirius and the Sirius Subsidiaries in all material respects; (3) have been or will be, as the case may be, prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of interim financial statements, for normal and recurring year-end adjustments and as may be permitted by the SEC on Form 10-Q, Form 8-K or any successor or like form under the Exchange Act) in all material respects and (4) fairly presented in all material respects the consolidated financial position of Sirius and the Sirius Subsidiaries as of the date of such statement, and each of the statements of income and changes in stockholders' equity and cash flows or equivalent statements in such Sirius SEC Documents (including any related notes and schedules thereto) fairly presented in all material respects, the consolidated results of operations, changes in stockholders' equity and changes in cash flows, as the case may be, of Sirius and the Sirius Subsidiaries for the periods to which those statements relate, in each case in accordance with GAAP consistently applied during the periods involved (except in each case as may be noted therein, and subject to normal year-end audit adjustments and as permitted by Form 10-Q in the case of unaudited statements). To the Knowledge of Sirius, as of the date hereof, none of the Sirius SEC Documents is the subject of ongoing SEC review or outstanding SEC comments and there are no inquiries or investigations by the SEC or any internal investigations pending or threatened, in each case regarding any accounting practices of Sirius.

            (2)   Sirius has made available to each of the Other Parties complete and correct copies of all material written correspondence between the SEC, on one hand, and Sirius, on the other hand, since July 1, 2014, other than as publicly filed as correspondence in the Electronic Data Gathering, Analysis and Retrieval Database of the SEC.

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            (3)   Since July 1, 2014, Sirius has designed and maintained a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, and includes those policies and procedures that: (A) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of Sirius and its consolidated Subsidiaries; (B) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and that receipts and expenditures are being made only in accordance with authorizations of management and the Sirius Board; and (C) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets that could have a material effect on the financial statements. Sirius' management has completed an assessment of the effectiveness of Sirius' system of internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ended December 31, 2015, and, except as set forth in the Sirius SEC Documents filed prior to the date of this Agreement, such assessment concluded that such controls were effective and Sirius' independent registered accountant has issued (and not subsequently withdrawn or qualified) an attestation report concluding that Sirius maintained effective internal control over financial reporting as of December 31, 2015. Since July 1, 2014, Sirius (1) has designed and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) to ensure that material information required to be disclosed by Sirius in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms and is accumulated and communicated to Sirius' management as appropriate to allow timely decisions regarding required disclosure and (2) has not resulted in (A) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect in any material respect Sirius' ability to record, process, summarize and report financial information or (B) any fraud, whether or not material, involving management or other employees who have a significant role in Sirius' internal control over financial reporting.

            (4)   Neither Sirius nor any of the Sirius Subsidiaries has entered into or is subject to (A) any "off balance sheet arrangement" (as defined in Item 303(a)(4)(ii) of Regulation S-K promulgated under the Securities Act) or (B) any commitment to become party to any joint venture, off balance sheet partnership or any similar Contract or arrangement relating to any transaction or relationship between or among Sirius or any Sirius Subsidiary, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or person, on the other hand, in each case where the results, purpose or effect of such commitment or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of, Sirius or any Sirius Subsidiary in Sirius' or such Subsidiaries' published financial statements or other Sirius SEC Documents.

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        (h)    Absence of Certain Changes.    Since December 31, 2015 through the date of this Agreement, Sirius and the Sirius Subsidiaries have not incurred any liability other than in the ordinary course of business, except for any liabilities that have not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Sirius. Since December 31, 2015 through the date of this Agreement, (A) Sirius and the Sirius Subsidiaries have conducted their respective businesses in the ordinary course of business in all material respects (excluding the incurrence of expenses related to this Agreement and the Transactions) and (B) no event has occurred or circumstance arisen that, individually or taken together with all other facts, circumstances and events (described in any paragraph of Section 4.02 or otherwise), has resulted in or would reasonably be expected to result in a Material Adverse Effect with respect to Sirius.

        (i)    No Undisclosed Liabilities.    Except (i) as reflected or adequately reserved against on the consolidated balance sheets of Sirius as of March 31, 2016, (ii) for liabilities and obligations incurred since March 31, 2016 in the ordinary course of business consistent with past practice and (iii) for liabilities and obligations contemplated by this Agreement or in connection with the Transactions, neither Sirius nor any Sirius Subsidiary has any liabilities or obligations, contingent or otherwise, that would be required by GAAP to be reflected on, or disclosed in the notes to, the consolidated financial statements of Sirius and the Sirius Subsidiaries, other than as have not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Sirius.

        (j)    Litigation.    There is no suit, action, investigation or proceeding pending or, to Sirius' Knowledge, threatened against Sirius or any Sirius Subsidiary or with respect to any Sirius Plan, nor is there any Order or arbitration outstanding against Sirius or any Sirius Subsidiary or with respect to any Sirius Plan, in each case, except for those that have not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Sirius.

        (k)    Compliance with Laws.    Sirius and each Sirius Subsidiary:

            (1)   conducts, and since July 1, 2014 has conducted, its business in compliance in all material respects with all applicable Laws;

            (2)   has all permits, licenses, authorizations, orders and approvals of, and has made all filings, applications and registrations with, all Governmental Authorities that are required in order to permit them to own or lease their respective properties, if any, and to conduct their businesses as presently conducted, except those the absence of which have not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Sirius; all such permits, licenses, certificates of authority, orders and approvals are in full force and effect and, to Sirius' Knowledge, no suspension or cancellation of any of them is threatened, in each case, except as has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Sirius; and

            (3)   has not received, since July 1, 2014, any written notification from any Governmental Authority (A) asserting that Sirius or any Sirius

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    Subsidiary is not in compliance with any of the statutes, regulations or ordinances which such Governmental Authority enforces or (B) threatening to revoke any license, franchise, permit or governmental authorization, in each case of clauses (A) and (B), except as has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Sirius.

        (l)    Material Contracts; Defaults.

            (1)   Section 4.02(l) of the Sirius Disclosure Letter sets forth a list of Contracts, including all amendments, supplements, exhibits and side letters to any such Contract, to which Sirius or any Sirius Subsidiary is a party or by which any of its properties or assets are bound (provided that equity interests in any Person shall not be deemed to be the properties or assets of Sirius or any Sirius Subsidiary), which, as of the date of this Agreement (provided that Sirius shall not be required to list those Contracts that have been filed by Sirius with the SEC or incorporated by reference into the Sirius SEC Documents):

                (i)  is or will be required to be filed as an exhibit to Sirius' Annual Report on Form 10-K pursuant to Item 601(b)(2), (4), (9) or (10) of Regulation S-K promulgated under the Securities Act;

               (ii)  contains any non-compete or exclusivity provisions with respect to any line of business or geographic area with respect to Sirius or any Sirius Subsidiary, or which restricts the conduct of any line of business of Sirius or any Sirius Subsidiary, in each case, that have or would reasonably be expected to have a material impact on the business or operations of Sirius or the Sirius Subsidiaries, taken as a whole;

              (iii)  establishes a material partnership, joint venture or similar arrangement;

              (iv)  relates to the borrowing of money from, or extension of credit to, a third party, in each case having a principal amount of Indebtedness in excess of $100 million other than accounts receivable and payable incurred or arising in the ordinary course of business consistent with past practice (further Section 4.02(l) of the Sirius Disclosure Letter shall specifically note if the consummation of the Transactions, absent a consent from the counterparty to such Contract, results in a right of termination, cancellation, acceleration or amendment of, triggers any payments or results in any violation of or constitutes a breach or default of such Contract);

               (v)  requires Sirius or any Sirius Subsidiary to dispose of or acquire assets or properties with a fair market value in excess of $75 million, or involves any pending or contemplated merger, consolidation or similar business combination;

              (vi)  is material to Sirius and is with a Governmental Authority; or

             (vii)  is material to Sirius and the Sirius Subsidiaries, taken as a whole, and contains any so-called "most favored nations" or similar provisions requiring Sirius

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    or any Sirius Subsidiary to offer a person any terms or conditions that are at least as favorable as those offered to any other person.

            (2)   Each Contract of the type described above in Section 4.02(l), whether or not set forth in Section 4.02(l) of the Sirius Disclosure Letter, is referred to herein as a "Sirius Material Contract." Except as has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Sirius, each Sirius Material Contract is legal, valid, binding and enforceable in accordance with its terms on Sirius and each Sirius Subsidiary that is a party thereto and, to the Knowledge of Sirius, each other party thereto, and is in full force and effect, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at Law).

            (3)   Neither Sirius nor any Sirius Subsidiary is in default under any Sirius Material Contract to which it is a party, and there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default, in each case, except as has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Sirius.

            (4)   Sirius has delivered or made available to each of the Other Parties or provided to the Other Parties for review, prior to the execution of this Agreement, true and complete copies of all of the Sirius Material Contracts.

        (m)    Employee Benefit Plans.

            (1)   Section 4.02(m)(1) of the Sirius Disclosure Letter sets forth an accurate and complete list of each material Sirius Plan. For purposes of this Agreement, "Sirius Plan" means any benefit or compensation plan, program, policy, practice, agreement, contract, arrangement or other obligation, whether or not in writing and whether or not funded, in each case, which is sponsored, maintained, or required to be contributed to, or with respect to which any potential liability is borne, by Sirius or any Sirius Subsidiary.

            (2)   With respect to each material Sirius Plan, Sirius has made available to each of the Other Parties, to the extent applicable, accurate and complete copies of (v) the plan documents, including any amendments thereto, or a written description of such Sirius Plan if such plan is not set forth in a written document, (w) the most recent summary plan description together with any summaries of all material modifications thereto, (x) the most recent IRS determination or opinion letter, (y) the most recently prepared actuarial report and (z) related trusts, insurance or group annuity contracts and each other funding or financing arrangement relating to any such plan. Except as has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Sirius, each Sirius Plan has been administered and operated in compliance with its terms and all applicable Laws, including ERISA and the Code.

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            (3)   With respect to each Sirius Plan that is an ERISA Plan and that is intended to be qualified under Section 401(a) of the Code, such Sirius Plan has been determined by the IRS to be qualified under Section 401(a) of the Code, and to Sirius' Knowledge, nothing has occurred that would adversely affect the qualification or Tax exemption of any such Sirius Plan. With respect to any ERISA Plan, neither Sirius nor any of the Sirius Subsidiaries has engaged in a transaction in connection with which Sirius or any Sirius Subsidiary reasonably could be subject to either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a Tax imposed pursuant to Section 4975 or 4976 of the Code in an amount that could be material.

            (4)   Neither Sirius nor any ERISA Affiliate has contributed (or had any obligation of any sort) in the last six years to a plan that is subject to Section 412 of the Code or Section 302 or Title IV of ERISA. Neither Sirius nor any ERISA Affiliate has maintained, established, participated in or contributed to, or is or has been obligated to contribute to, or has otherwise incurred any obligation or liability (including any contingent liability) under, any "multiemployer plan" within the meaning of Section 3(37) of ERISA in the last six years. Neither Sirius nor any Sirius Subsidiary has any liability for life or medical benefits to former employees or beneficiaries or dependents thereof, except for health continuation coverage as required by Section 4890B of the Code or Part 6 of Title I of ERISA and at no expense to Sirius or any Sirius Subsidiary.

            (5)   Except as set forth in Section 4.02(m)(5) of the Sirius Disclosure Letter, neither the execution and delivery of this Agreement, stockholder or other approval of this Agreement nor the consummation of any of the Transactions (either alone or in connection with any other event, condition or circumstance) would (i) result in any compensatory payment (including any severance, unemployment compensation, bonus or otherwise) becoming due to any director, officer, employee or consultant of Sirius or any Sirius Subsidiary, (ii) materially increase any benefits or compensation otherwise payable by Sirius or any Sirius Subsidiary, (iii) result in the acceleration of the time of payment or vesting of any awards or benefits or give rise to any additional service credits under any Sirius Plan, or (iv) result in the payment of any amount that could, individually or in combination with any other such payment, constitute an "excess parachute payment" as defined in Section 280G(b)(1) of the Code.

            (6)   Neither Sirius nor any Sirius Subsidiary is a party to or maintains any plan, program, practice, agreement, arrangement or policy that provides any individual with the right to, a gross up, indemnification, reimbursement or other payment for any excise or additional taxes, interest or penalties incurred pursuant to Section 409A or Section 4999 of the Code or due to the failure of any payment to be deductible under Section 280G of the Code.

            (7)   With respect to any Sirius Plans that are maintained primarily for the benefit of employees outside of the United States (a "Non-U.S. Sirius Plan") (x) if intended to qualify for special tax treatment, any such Non-U.S. Sirius Plan meets the requirements for such treatment in all material respects, (y) the financial statements of Sirius and the Sirius Subsidiaries accurately reflect the Non-U.S. Sirius

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    Plan liabilities and accruals for contributions required to be paid to any Non-U.S. Sirius Plan, in accordance with GAAP (or other accounting principles required under applicable Law) consistently applied, and (z) there have not occurred, nor are there continuing, any transactions or breaches of fiduciary duty under any Law or regulation in connection with a Non-U.S. Sirius Plan that has resulted or would be reasonably likely to result in a Material Adverse Effect with respect to Sirius or any Sirius Subsidiary.

        (n)    Labor Matters.    Neither Sirius nor any of the Sirius Subsidiaries is a party to any collective bargaining agreement or other agreement with a labor union or like organization. As of the date hereof, there is no strike, lockout, slowdown, work stoppage, unfair labor practice or other material labor dispute, or arbitration or grievance pending or, to Sirius' Knowledge, threatened. Each of Sirius and the Sirius Subsidiaries is in compliance in all material respects with all applicable Laws respecting labor, employment and employment practices, terms and conditions of employment, wages and hours, and occupational safety and health.

        (o)    Taxes.

            (1)   Sirius and each Sirius Subsidiary has timely filed with the appropriate Governmental Authority all Tax Returns required to be filed, taking into account any extension of time within which to file such Tax Returns, and all such Tax Returns are complete and correct, subject in each case to such exceptions as have not resulted in a Material Adverse Effect with respect to Sirius. Sirius and each Sirius Subsidiary has duly paid (or there has been paid on their behalf), or made adequate provisions for, all material Taxes required to be paid by them, whether or not shown on any Tax Return. Neither Sirius nor any Sirius Subsidiary has received a written claim, or to the Knowledge of Sirius, an unwritten claim, by any authority in a jurisdiction where any of them does not file Tax Returns that it is or may be subject to material Tax in that jurisdiction. Sirius and each Sirius Subsidiary have established reserves in accordance with GAAP that are adequate for the payment of all material Taxes not yet due and payable with respect to each of them through the date of the most recent Sirius Financial Statements.

            (2)   Sirius (i) for all taxable years commencing with Sirius' initial taxable year ended December 31, 2004 through December 31, 2015, has been subject to taxation as a REIT and has satisfied all requirements to qualify for taxation as a REIT; (ii) has operated since January 1, 2016 to the date hereof in a manner consistent with the requirements for qualification and taxation as a REIT; (iii) intends to continue to operate in such a manner so that it (including New Sirius in its capacity as successor to Sirius) will qualify as a REIT through the Sirius-Polaris Merger Effective Time; (in the case of each of clauses (i), (ii), and (iii), independent of, and without having to comply with, any (A) procedure for payment of a material deficiency or other post-Closing dividend for any taxable year, or (B) provision for relief from any requirement of the Code which may be available from the IRS on a discretionary basis or only upon the payment of a material excise, penalty or similar Tax), and (iv) has not taken or omitted to take any action if such action or omission, as the case may be, could

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    reasonably be expected to result in a challenge by the IRS or any other Governmental Authority to its status as a REIT, and to the Knowledge of Sirius, no such challenge is pending or has been threatened in writing. Section 4.02(o)(2) of the Sirius Disclosure Letter sets forth a true, correct and complete list identifying each Sirius Subsidiary that is a Qualified REIT Subsidiary, a Taxable REIT Subsidiary or any other entity treated as a corporation for U.S. federal income tax purposes. New Sirius has at all times since its formation been treated as a Qualified REIT Subsidiary of Sirius until the New Holdco Merger Effective Time.

            (3)   Neither Sirius nor New Sirius has any earnings and profits attributable to itself or any other corporation accumulated in any non-REIT year within the meaning of Section 857 of the Code.

            (4)   Neither Sirius nor any Sirius Subsidiary (other than a Taxable REIT Subsidiary) has engaged at any time in any "prohibited transactions" within the meaning of Section 857(b)(6) of the Code. Neither Sirius nor any Sirius Subsidiary has engaged in any transaction that would give rise to "redetermined rents," "redetermined deductions," "redetermined TRS service income," or "excess interest" described in Section 857(b)(7) of the Code. No event has occurred, and no condition or circumstance exists, which presents a material risk that any material Tax described in the preceding sentences will be imposed on Sirius or any Sirius Subsidiary.

            (5)   There are no audits, investigations by any Governmental Authority or other proceedings ongoing or, to the Knowledge of Sirius threatened, with regard to any material Taxes or material Tax Returns of Sirius or any Sirius Subsidiary. No deficiency for Taxes of Sirius or any Sirius Subsidiary has been claimed, proposed or assessed in writing or, to the Knowledge of Sirius, threatened, by any Governmental Authority, which deficiency has not yet been settled, except for such deficiencies which are being contested in good faith by appropriate proceedings and for which adequate reserves have been made or with respect to which the failure to pay has not resulted in a Material Adverse Effect with respect to Sirius Neither Sirius nor any Sirius Subsidiary has waived any statute of limitations with respect to material Taxes, or agreed to any extension of time with respect to any material Tax assessment or deficiency for any open tax year (in each case other than in connection with any extension of time to file any Tax Return). Neither Sirius nor any Sirius Subsidiary has entered into any "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law) with regard to material Taxes.

            (6)   Neither Sirius nor any Sirius Subsidiary holds any asset the disposition of which would be subject to (or to rules similar to) Section 337(d) or Section 1374 of the Code or the regulations thereunder or to the "prohibited transactions" Tax under Section 857(b)(6), nor has it disposed of any such asset during its current taxable year.

            (7)   Sirius and each of the Sirius Subsidiaries have complied, in all material respects, with all applicable Laws, rules and regulations relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to

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    Sections 1441, 1442, 1445, 1446, 1471 and 3402 of the Code or similar provisions under any foreign Laws) and have duly and timely withheld and have paid over to the appropriate Governmental Authorities all material amounts required to be so withheld and paid over on or prior to the due date thereof under all applicable Laws.

            (8)   There are no Sirius Tax Protection Agreements (as hereinafter defined) in force or otherwise binding upon Sirius or any Sirius Subsidiary. No person has raised in writing, or to the Knowledge of Sirius, threatened to raise a material claim against Sirius or any Sirius Subsidiary for any breach of any Sirius Tax Protection Agreements. As used herein, "Sirius Tax Protection Agreements" means any agreement to which Sirius, or any Sirius Subsidiary is a party: (i) pursuant to which any liability to holders of interests in a Sirius Subsidiary Partnership relating to Taxes may arise, whether or not as a result of the consummation of the Transactions; and/or (ii) that was entered into in connection with or related to the deferral of income Taxes of a holder of interests in a Sirius Subsidiary Partnership, and that requires Sirius, or any Sirius Subsidiary to, or to use efforts to (or to indemnify any person if it does not) (A) maintain a minimum level of debt or continue a particular debt, (B) retain or not dispose of assets for a period of time if such period of time has not since expired or any applicable statute of limitations with respect to any Taxes that would result from a disposition of such assets at any time during such period has not since expired, (C) make or refrain from making Tax elections, (D) only dispose of assets in a particular manner, or (E) permit any holder of interests in a Sirius Subsidiary Partnership to guarantee any debt or restore a deficit in such holder's capital account. As used herein, "Sirius Subsidiary Partnership" means a Sirius Subsidiary that is a partnership for United States federal income tax purposes.

            (9)   There are no material Tax Liens upon any property or assets of Sirius or any Sirius Subsidiary except for Permitted Liens with respect to Sirius.

            (10) Neither Sirius nor any Sirius Subsidiary has requested, has received or is subject to any written ruling of a Governmental Authority or has entered into any written agreement with a Governmental Authority with respect to any material Taxes.

            (11) There are no Tax allocation or sharing agreements or similar arrangements with respect to, binding, or otherwise involving Sirius or any Sirius Subsidiary other than customary gross-up provisions of any credit or similar commercial contract the primary purpose of which does not relate to Taxes.

            (12) Neither Sirius nor any Sirius Subsidiary (i) has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which was Sirius or any Sirius Subsidiary) or (ii) has any liability for the material Taxes of any person (other than Sirius or any Sirius Subsidiary) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign Laws), as a transferee or successor, by contract or otherwise.

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            (13) Neither Sirius nor any Sirius Subsidiary has participated in any "reportable transaction," within the meaning of Treasury Regulation Section 1.6011-4(b) other than any loss transaction within the meaning of Treasury Regulation Section 1.6011-4(b)(5)

            (14) At the time of the Spin-Off, Sirius had no intention for Polaris and Sirius to recombine.

            (15) Except as set forth in Section 4.02(o)(15) of the Sirius Disclosure Letter, neither Sirius nor any Sirius Subsidiary is, will be (regardless of whether the Mergers occur) or would be, as a result of the Transactions, required to include material amounts in income, or exclude items of deduction (in either case for Tax purposes), for any Tax period as a result of (i) a change in method of Tax accounting or period; (ii) an installment sale or "open transaction" disposition; (iii) a prepaid amount received, accrued, or paid; (iv) deferred income or gain; (v) an election under Section 108(i) of the Code; (vi) Section 481 of the Code, or, in the case of each of the foregoing, any corresponding or similar provision of state, local, or non-U.S. Law; (vii) the recapture of any tax credit or other special tax benefit; or (viii) the use of any special accounting method (such as the long-term method for accounting for long-term contracts). None of Sirius or any Sirius Subsidiary has pending a transaction under Section 1031 or 1033 of the Code or other tax-deferral transactions for which deferral will not be available as a result of the Transactions.

            (16) No written power of attorney that has been granted by Sirius or any Sirius Subsidiary (other than to Sirius or a Constellation Subsidiary) is currently in force with respect to any matter relating to Taxes.

            (17) Except as set forth in Section 4.02(o)(17) of the Sirius Disclosure Letter, no Sirius Subsidiary that is not a U.S. domestic corporation under applicable state law has ever been treated as other than a partnership or disregarded entity for U.S. federal income tax purposes, or has ever made an election on IRS Form 8832 with respect to its classification for U.S. federal income tax purposes. Without limitation of the foregoing, Sirius LP, Sirius Sub and New Sirius are and always have been taxable as partnerships or disregarded entities (and not as associations or publicly traded partnerships taxable as corporations) for U.S. federal income tax purposes.

            (18) No Sirius Subsidiary directly or indirectly (i) manages a lodging facility or a health care facility or (ii) provides to any other person (under a franchise, license, or otherwise) rights to any brand name under which any lodging facility or health care facility is operated, in each case within the meaning of Section 856(l)(3) of the Code.

            (19) Neither Sirius nor any Sirius Subsidiary owns any stock of Polaris or Constellation. No Sirius Subsidiary owns any stock of Sirius.

            (20) Sirius is a "domestically controlled qualified investment entity" within the meaning of Section 897(h)(4)(B) of the Code.

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        (p)    Financial Advisors.    None of Sirius, the Sirius Subsidiaries or any of their directors, officers or employees has employed any broker or finder or incurred (or will incur) any liability for any brokerage fees, commissions or finder's fees in connection with the Transactions, except that, in connection with this Agreement, the Sirius Board Special Committee has retained UBS Securities LLC as its financial advisor. The arrangements with such financial advisor have been disclosed to the Other Parties and any agreement with such financial advisor in respect of the Mergers and other Transactions has been provided in unredacted form to the Other Parties, in each case prior to the date hereof. As of the date of this Agreement, the Sirius Board Special Committee has received an opinion of UBS Securities LLC to the effect that, subject to the qualifications, limitations and assumptions set forth therein, as of the date of the opinion and taking into account the Redomestication Merger, the New Holdco Merger and the Constellation-Polaris Merger, the Sirius Exchange Ratio is fair from a financial point of view to the holders of Sirius Shares (other than Polaris, New Polaris, Constellation and their affiliates).

        (q)    Intellectual Property.    Sirius and the Sirius Subsidiaries have sufficient rights to use all material Intellectual Property used in their business as presently conducted, all of which rights shall survive unchanged the consummation of the Transactions, except for any changes that have not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Sirius.

        (r)    Real Property.    Sirius does not own directly, lease or sublease any real property and no Sirius Subsidiary owns directly any real property other than for investment purposes made in the ordinary course of business. With respect to the real property leased or subleased to Sirius or the Sirius Subsidiaries, the lease or sublease for such property is valid, legally binding, enforceable and in full force and effect, and none of Sirius or any Sirius Subsidiary is in breach of or default under such lease or sublease, and no event has occurred which, with notice, lapse of time or both, would constitute a breach or default by Sirius or the Sirius Subsidiaries party to such agreement or permit termination, modification or acceleration by any third party thereunder, except in each case, for such invalidity, failure to be binding, unenforceability, ineffectiveness, breaches, defaults, terminations, modifications, accelerations or repudiations that have not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Sirius. Except as has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Sirius or a Sirius Subsidiary owns and has good title to all of its owned real property.

        (s)    Investment Company Act.    Neither Sirius, nor any of the Sirius Subsidiaries is, or on the Closing Date will be, required to be registered as an investment company under the Investment Company Act.

        (t)    Information Supplied.    None of the information supplied or to be supplied in writing by or on behalf of Sirius or any Sirius Subsidiary for inclusion or incorporation by reference in (i) the Form S-4 will, at the time such document is filed with the SEC, at any time such document is amended or supplemented or at the time such document is declared effective by the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Proxy Statement will, at the date it is first mailed to the common

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stockholders of Polaris and Constellation, at the time of the Polaris Stockholders Meeting and the Constellation Stockholders Meeting, at the time the Form S-4 is declared effective by the SEC or at the Sirius-Polaris Merger Effective Time and the Constellation-Polaris Merger Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. All documents that Sirius is responsible for filing with the SEC in connection with the Mergers, to the extent relating to Sirius or any Sirius Subsidiary or other information supplied by or on behalf of Sirius or any Sirius Subsidiary for inclusion therein, will comply as to form, in all material respects, with the provisions of the Securities Act or Exchange Act, as applicable, and each such document required to be filed with any Governmental Authority (other than the SEC) will comply in all material respects with the provisions of applicable Law as to the information required to be contained therein. The representations and warranties contained in this Section 4.02(t) will not apply to statements or omissions included in the Form S-4 or the Proxy Statement to the extent based upon information supplied to Sirius by or on behalf of the Other Parties.

        (u)    Takeover Laws.    The Sirius Board has taken all action necessary to render inapplicable to the Mergers and other Transactions the applicable provisions of any Takeover Law.

        (v)    Reorganization.    Sirius has not taken any action and is not aware of any fact or circumstance that could reasonably be expected to prevent the New Holdco Merger together with the LLC Conversion from qualifying as a reorganization within the meaning of Section 368(a)(1)(F) of the Code or any of the Public Mergers from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code.

        (w)    Related Party Transactions.    As of the date of this Agreement, neither Sirius nor any Sirius Subsidiary is party to any transaction or arrangement under which any (a) present or former director or executive officer of Sirius or any Sirius Subsidiary, (b) beneficial owner (within the meaning of Section 13(d) of the Exchange Act) of five percent (5%) or more of any class of equity of Sirius or (c) "affiliate," "associate" or member of the "immediate family" (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the Exchange Act) of any of the foregoing is a party to any actual or proposed loan, lease or other contract with or binding upon Sirius or any Sirius Subsidiary or owns or has any interest in any of their respective properties or assets, in each case as would be required to be disclosed by Sirius pursuant to Item 404 of Regulation S-K promulgated under the Exchange Act.

        (x)    Environmental Matters.    Except as has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Sirius: (a) each of Sirius and the Sirius Subsidiaries have at all times been in compliance with all applicable Environmental Laws, which compliance includes obtaining, maintaining and complying with all permits, consents, certificates, approvals and orders of any Governmental Authority required to be obtained pursuant to applicable Environmental Laws ("Sirius Environmental Permits"); (b) all Sirius Environmental Permits are in full force and effect and, where applicable, applications for renewal or amendment thereof have been timely filed; (c) no suspension or cancellation of any Sirius Environmental Permit is pending or threatened in writing; (d) no property currently or formerly owned or operated by Sirius or any Sirius Subsidiary has been

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contaminated with any Hazardous Substance in a manner that could reasonably be expected to result in liability to Sirius or any Sirius Subsidiary pursuant to any Environmental Law; and (e) there are no proceedings pending or threatened against Sirius or any of the Sirius Subsidiaries or involving any real property currently or formerly owned, operated or leased by or for Sirius or any of the Sirius Subsidiaries alleging noncompliance with, or liability under, any applicable Environmental Law.

        (y)    Investment Adviser Matters.    Neither Sirius nor any of the Sirius Subsidiaries is, or on the Closing Date will be, required to be registered as an investment adviser under the Investment Advisers Act.

        (z)    Broker-Dealer Matters.    Neither Sirius nor any of the Sirius Subsidiaries is, or on the Closing Date will be, required to be registered as a broker-dealer under the Exchange Act, or with any other Governmental Authority.

        4.03    Representations and Warranties of Constellation.     Except as Previously Disclosed:

        (a)    Organization, Standing and Authority.    Constellation is a corporation duly organized, validly existing and in good standing under the Laws of the State of Maryland. Constellation is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or assets or its conduct of business requires Constellation to be so qualified, except where the failure to be so qualified or in good standing has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Constellation.

        (b)    Capitalization.    The authorized stock of Constellation consists of 500,000,000 shares of common stock, consisting of 449,000,000 shares of Constellation Class A Common Stock and 1,000,000 shares of Constellation Class B Common Stock, and 50,000,000 shares of Constellation Preferred Stock, of which (a) 10,400,000 shares of Constellation Preferred Stock are classified and designated as 8.50% Series A Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share (the "Constellation Series A Preferred Stock"), (b) 3,450,000 shares of Constellation Preferred Stock are classified and designated 7.50% Series B Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share (the "Constellation Series B Preferred Stock") and (c) 11,500,000 shares of Constellation Preferred Stock are classified and designated as 7.125% Series C Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share (the "Constellation Series C Preferred Stock"). As of the date of this Agreement, (i)(A) 113,265,020 shares of Constellation Class A Common Stock were issued and outstanding and (B) 527,131 shares of Constellation Class B Common Stock were issued and outstanding, (ii) (A) 10,080,000 shares of Constellation Series A Preferred Stock were issued and outstanding, (B) 3,450,000 shares of Constellation Series B Preferred Stock were issued and outstanding and (C) 11,500,000 shares of Constellation Series C Preferred Stock were issued and outstanding, (iii) 1,182,494 shares of Constellation Class A Common Stock were reserved for issuance in connection with future grants or awards under the Constellation Stock Plans and (iv) no shares of Constellation Class A Common Stock were reserved for issuance in connection with outstanding Constellation Equity Awards.

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Constellation has provided to the Other Parties a true and complete list of all outstanding Constellation Equity Awards and Constellation LTIP Units, as of the date of this Agreement, including the name of the recipient and the applicable vesting schedule. The outstanding Constellation Shares and shares of Constellation Preferred Stock have been duly authorized and are validly issued and outstanding, fully paid and nonassessable, and subject to no preemptive rights (and were not issued in violation of any preemptive rights). Except for Constellation Shares issuable pursuant to the Constellation Stock Plans, as of the date of this Agreement, there are no Constellation Shares reserved for issuance, Constellation does not have any Rights outstanding with respect to Constellation Shares, and Constellation does not have any commitment to authorize, issue or sell any Constellation Shares or Rights. As of the date of this Agreement, Constellation has no commitment to redeem, repurchase or otherwise acquire, or to register with the SEC, any Constellation Shares.

        (c)    Significant Subsidiaries.    Section 4.03(c) of the Constellation Disclosure Letter sets forth as of December 31, 2015 each of Constellation's Significant Subsidiaries and the ownership interest of Constellation in each such Subsidiary. Each of Constellation's Significant Subsidiaries is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or formation. Each of Constellation's Significant Subsidiaries is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or assets or its conduct of business requires it to be so qualified, except where the failure to be so qualified or in good standing has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Constellation. As of the date of this Agreement, Constellation owns, directly or indirectly, its outstanding equity securities of each of its Significant Subsidiaries set forth in Section 4.03(c) of the Constellation Disclosure Letter free and clear of any Liens other than Permitted Liens, and there are no contracts, commitments, understandings, or arrangements relating to its rights to vote or to dispose of such securities. The outstanding equity securities of each of Constellation's Significant Subsidiaries have been duly authorized and are validly issued and outstanding, fully paid and nonassessable, and subject to no preemptive rights (and were not issued in violation of any preemptive rights).

        (d)    Power.    Constellation and each Constellation Subsidiary has the corporate (or comparable) power and authority to carry on its business as it is now being conducted and to own or lease all of its properties and assets, and to execute, deliver and perform its obligations under this Agreement, and Constellation and each Constellation Subsidiary has the corporate (or comparable) power and authority to consummate the Transactions to which Constellation and such Constellation Subsidiaries are a party, except, in each case, where the failure to have such power or authority has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Constellation.

        (e)    Authority.

            (1)   Constellation has duly authorized, executed and delivered this Agreement and has taken all corporate action necessary in order to execute and deliver this Agreement. Subject only to receipt at the Constellation Stockholders Meeting of the affirmative vote of the holders of a majority of the outstanding Constellation Shares, voting as a single class to approve the Constellation-Polaris

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    Merger and the other Transactions, to the extent applicable to Constellation (together with any other approvals of the holders of Constellation Shares as may be required under applicable Law to consummate any other Transaction, the "Constellation Requisite Vote"), this Agreement and the Transactions have been authorized by all corporate action necessary on Constellation's part. Assuming due execution by the Other Parties, this Agreement is a valid and legally binding obligation of Constellation, enforceable against Constellation in accordance with its terms (except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar Laws of general applicability relating to or affecting creditors' rights or by general equity principles).

            (2)   On or prior to the date hereof, the Constellation Board at a duly called and held meeting has by unanimous vote (i) duly and validly authorized the execution and delivery of this Agreement and declared advisable, on the terms set forth in this Agreement, the Constellation-Polaris Merger and the other Transactions, to the extent applicable to Constellation, (ii) directed that the Constellation-Polaris Merger and the other Transactions, to the extent applicable to Constellation, be submitted (as they may be combined or separately required to be proposed or presented) for consideration at the Constellation Stockholders Meeting and (iii) subject to Section 6.03, resolved to recommend that the common stockholders of Constellation vote in favor of the Constellation-Polaris Merger and the other Transactions, to the extent applicable to Constellation (as they may be combined or separately required to be proposed or presented) and to include such recommendation in the Proxy Statement.

        (f)    Approvals; No Defaults.

            (1)   Except as set forth in Section 4.03(f) of the Constellation Disclosure Letter (collectively, the "Constellation Regulatory and Third Party Approvals"), no consents or approvals of, or filings or registrations with, any Governmental Authority or with any third party are required to be made or obtained by Constellation or any Constellation Subsidiary in connection with the execution, delivery or performance by Constellation of this Agreement or the consummation by Constellation or any Constellation Subsidiary of the Transactions to which any of them is a party, except for those that the failure to make or obtain have not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Constellation. As of the date hereof, to the Knowledge of Constellation, Constellation is not aware of any reason why the necessary Constellation Regulatory and Third Party Approvals will not be received in order to permit consummation of the Transactions on a timely basis.

            (2)   Subject to receipt, filing or registration, as applicable, of Constellation Regulatory and Third Party Approvals, and the expiration of related waiting periods, and required filings under the Exchange Act, the Securities Act and state securities and "blue sky" Laws, the execution, delivery and performance of this Agreement by Constellation and the consummation by Constellation and the Constellation Subsidiaries of the Transactions to which any of them is a party, do not and will not (A) constitute a breach or violation of, or a default under, or give rise to

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    any Lien or any acceleration of remedies, penalty, increase in material benefit payable or right of termination under, any applicable Law, any Contract or other instrument or agreement of Constellation or of any Significant Subsidiary of Constellation or to which Constellation or any Significant Subsidiary of Constellation or any of their material, directly owned properties is subject or bound (provided that equity interests in any Person shall not be deemed to be the properties or assets of Constellation or any Constellation Subsidiary), (B) constitute a breach or violation of, or a default under, the Organizational Documents of Constellation or any Significant Subsidiary of Constellation or (C) require Constellation or any Significant Subsidiary of Constellation to obtain any consent or approval under any such Law, Contract or other instrument or agreement, except, in the case of clause (A) or (C), for any such breach, violation, default, consent or approval that has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Constellation.

        (g)    Constellation SEC Documents and Constellation Financial Statements.

            (1)   Constellation's Annual Reports on Form 10-K for the fiscal years ended December 31, 2014 and 2015, and all other reports, registration statements, definitive proxy statements or information statements filed by Constellation or any of the Constellation Subsidiaries subsequent to July 1, 2014 under the Securities Act or under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the form filed (such documents, collectively, the "Constellation SEC Documents") with the SEC as of the date filed, (A) complied in all material respects as to form with the applicable requirements under the Securities Act, the Exchange Act or the Sarbanes-Oxley Act, as applicable, and (B) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each of the statements of financial position contained in or incorporated by reference into any such Constellation SEC Document (including the related notes and schedules, the "Constellation Financial Statements") (1) complied or will comply, as the case may be, as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto; (2) have been or will be, as the case may be, prepared from, are in accordance with, and accurately reflect the books and records of Constellation and the Constellation Subsidiaries in all material respects; (3) have been or will be, as the case may be, prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of interim financial statements, for normal and recurring year-end adjustments and as may be permitted by the SEC on Form 10-Q, Form 8-K or any successor or like form under the Exchange Act) in all material respects and (4) fairly presented in all material respects the consolidated financial position of Constellation and the Constellation Subsidiaries as of the date of such statement, and each of the statements of income and changes in stockholders' equity and cash flows or equivalent statements in such Constellation SEC Document (including any related notes and schedules thereto) fairly presented in all material respects, the consolidated results of operations, changes in stockholders' equity and changes in cash flows, as the case may be, of Constellation and the Constellation

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    Subsidiaries for the periods to which those statements relate, in each case in accordance with GAAP consistently applied during the periods involved (except in each case as may be noted therein, and subject to normal year-end audit adjustments and as permitted by Form 10-Q in the case of unaudited statements). To the Knowledge of Constellation, as of the date hereof, none of the Constellation SEC Documents is the subject of ongoing SEC review or outstanding SEC comments and there are no inquiries or investigations by the SEC or any internal investigations pending or threatened, in each case regarding any accounting practices of Constellation.

            (2)   Constellation has made available to each of the Other Parties complete and correct copies of all material written correspondence between the SEC, on one hand, and Constellation, on the other hand, since July 1, 2014, other than as publicly filed as correspondence in the Electronic Data Gathering, Analysis and Retrieval Database of the SEC.

            (3)   Since July 1, 2014, Constellation has designed and maintained a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, and includes those policies and procedures that: (A) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of Constellation and its consolidated Subsidiaries; (B) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and that receipts and expenditures are being made only in accordance with authorizations of management and the Constellation Board; and (C) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets that could have a material effect on the financial statements. Constellation's management has completed an assessment of the effectiveness of Constellation's system of internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ended December 31, 2015, and, except as set forth in the Constellation SEC Documents filed prior to the date of this Agreement, such assessment concluded that such controls were effective and Constellation's independent registered accountant has issued (and not subsequently withdrawn or qualified) an attestation report concluding that Constellation maintained effective internal control over financial reporting as of December 31, 2015. Since July 1, 2014, Constellation (1) has designed and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) to ensure that material information required to be disclosed by Constellation in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms and is accumulated and communicated to Constellation's management as appropriate to allow timely decisions regarding required disclosure and (2) has not resulted in (A) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect in any material respect Constellation's ability to record, process, summarize and report financial information or (B) any fraud,

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    whether or not material, involving management or other employees who have a significant role in Constellation's internal control over financial reporting.

            (4)   Neither Constellation nor any of the Constellation Subsidiaries has entered into or is subject to (A) any "off balance sheet arrangement" (as defined in Item 303(a)(4)(ii) of Regulation S-K promulgated under the Securities Act) or (B) any commitment to become party to any joint venture, off balance sheet partnership or any similar Contract or arrangement relating to any transaction or relationship between or among Constellation or any Constellation Subsidiary, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or person, on the other hand, in each case where the results, purpose or effect of such commitment or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of, Constellation or any Constellation Subsidiary in Constellation's or such Subsidiaries' published financial statements or other Constellation SEC Documents.

        (h)    Absence of Certain Changes.    Since December 31, 2015 through the date of this Agreement, Constellation and the Constellation Subsidiaries have not incurred any liability other than in the ordinary course of business, except for any liabilities that have not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Constellation. Since December 31, 2015 through the date of this Agreement, (A) Constellation and the Constellation Subsidiaries have conducted their respective businesses in the ordinary course of business in all material respects (excluding the incurrence of expenses related to this Agreement and the Transactions) and (B) no event has occurred or circumstance arisen that, individually or taken together with all other facts, circumstances and events (described in any paragraph of Section 4.03 or otherwise), has resulted in or would reasonably be expected to result in a Material Adverse Effect with respect to Constellation.

        (i)    No Undisclosed Liabilities.    Except (i) as reflected or adequately reserved against on the consolidated balance sheets of Constellation as of March 31, 2016, (ii) for liabilities and obligations incurred since March 31, 2016 in the ordinary course of business consistent with past practice and (iii) for liabilities and obligations contemplated by this Agreement or in connection with the Transactions, neither Constellation nor any Constellation Subsidiary has any liabilities or obligations, contingent or otherwise, that would be required by GAAP to be reflected on, or disclosed in the notes to, the consolidated financial statements of Constellation and the Constellation Subsidiaries, other than as have not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Constellation.

        (j)    Litigation.    There is no suit, action, investigation or proceeding pending or, to Constellation's Knowledge, threatened against Constellation or any Constellation Subsidiary or with respect to any Constellation Plan, nor is there any Order or arbitration outstanding against Constellation or any Constellation Subsidiary or with respect to any Constellation Plan, in each case, except for those that have not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Constellation.

        (k)    Compliance with Laws.    Constellation and each Constellation Subsidiary:

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            (1)   conducts, and since July 1, 2014 has conducted, its business in compliance in all material respects with all applicable Laws;

            (2)   has all permits, licenses, authorizations, orders and approvals of, and has made all filings, applications and registrations with, all Governmental Authorities that are required in order to permit them to own or lease their respective properties, if any, and to conduct their businesses as presently conducted, except those the absence of which have not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Constellation; all such permits, licenses, certificates of authority, orders and approvals are in full force and effect and, to Constellation's Knowledge, no suspension or cancellation of any of them is threatened, in each case, except as has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Constellation; and

            (3)   has not received, since July 1, 2014, any written notification from any Governmental Authority (A) asserting that Constellation or any Constellation Subsidiary is not in compliance with any of the statutes, regulations or ordinances which such Governmental Authority enforces or (B) threatening to revoke any license, franchise, permit or governmental authorization, in each case of clauses (A) and (B), except as has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Constellation.

        (l)    Material Contracts; Defaults.

            (1)   Section 4.03(l) of the Constellation Disclosure Letter sets forth a list of Contracts, including all amendments, supplements, exhibits and side letters to any such Contract, to which Constellation or any Constellation Subsidiary is a party or by which any of its properties or assets are bound (provided that equity interests in any Person shall not be deemed to be the properties or assets of Constellation or any Constellation Subsidiary), which, as of the date of this Agreement (provided that Constellation shall not be required to list those Contracts that have been filed by Constellation with the SEC or incorporated by reference into the Constellation SEC Documents):

                (i)  is or will be required to be filed as an exhibit to Constellation's Annual Report on Form 10-K pursuant to Item 601(b)(2), (4), (9) or (10) of Regulation S-K promulgated under the Securities Act;

               (ii)  contains any non-compete or exclusivity provisions with respect to any line of business or geographic area with respect to Constellation or any Constellation Subsidiary, or which restricts the conduct of any line of business of Constellation or any Constellation Subsidiary, in each case, that have or would reasonably be expected to have a material impact on the business or operations of Constellation or the Constellation Subsidiaries, taken as a whole;

              (iii)  establishes a material partnership, joint venture or similar arrangement;

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              (iv)  relates to the borrowing of money from, or extension of credit to, a third party, in each case having a principal amount of Indebtedness in excess of $100 million other than accounts receivable and payable incurred or arising in the ordinary course of business consistent with past practice (further Section 4.03(l) of the Constellation Disclosure Letter shall specifically note if the consummation of the Transactions, absent a consent from the counterparty to such Contract, results in a right of termination, cancellation, acceleration or amendment of, triggers any payments or results in any violation of or constitutes a breach or default of such Contract);

               (v)  requires Constellation or any Constellation Subsidiary to dispose of or acquire assets or properties with a fair market value in excess of $75 million, or involves any pending or contemplated merger, consolidation or similar business combination;

              (vi)  is a management or advisory agreement with any NTR or is a RIC Fund Contract under which Constellation acts as an adviser;

             (vii)  is material to Constellation and is with a Governmental Authority; or

            (viii)  is material to Constellation and the Constellation Subsidiaries, taken as a whole, and contains any so-called "most favored nations" or similar provisions requiring Constellation or any Constellation Subsidiary to offer a person any terms or conditions that are at least as favorable as those offered to any other person.

            (2)   Each Contract of the type described above in Section 4.03(l), whether or not set forth in Section 4.03(l) of the Constellation Disclosure Letter, is referred to herein as a "Constellation Material Contract." Except as has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Constellation, each Constellation Material Contract is legal, valid, binding and enforceable in accordance with its terms on Constellation and each Constellation Subsidiary that is a party thereto and, to the Knowledge of Constellation, each other party thereto, and is in full force and effect, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at Law).

            (3)   Neither Constellation nor any Constellation Subsidiary is in default under any Constellation Material Contract to which it is a party, and there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default, in each case, except as has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Constellation.

            (4)   Constellation has delivered or made available to each of the Other Parties or provided to the Other Parties for review, prior to the execution of this Agreement, true and complete copies of all of the Constellation Material Contracts.

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        (m)    Employee Benefit Plans.

            (1)   Section 4.03(m)(1) of the Constellation Disclosure Letter sets forth an accurate and complete list of each material Constellation Plan. For purposes of this Agreement, "Constellation Plan" means any benefit or compensation plan, program, policy, practice, agreement, contract, arrangement or other obligation, whether or not in writing and whether or not funded, in each case, which is sponsored, maintained, or required to be contributed to, or with respect to which any potential liability is borne, by Constellation or any Constellation Subsidiary.

            (2)   With respect to each material Constellation Plan, Constellation has made available to each of the Other Parties, to the extent applicable, accurate and complete copies of (v) the plan documents, including any amendments thereto, or a written description of such Constellation Plan if such plan is not set forth in a written document, (w) the most recent summary plan description together with any summaries of all material modifications thereto, (x) the most recent IRS determination or opinion letter, (y) the most recently prepared actuarial report and (z) related trusts, insurance or group annuity contracts and each other funding or financing arrangement relating to any such plan. Except as has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Constellation, each Constellation Plan has been administered and operated in compliance with its terms and all applicable Laws, including ERISA and the Code.

            (3)   With respect to each Constellation Plan that is an ERISA Plan and that is intended to be qualified under Section 401(a) of the Code, such Constellation Plan has been determined by the IRS to be qualified under Section 401(a) of the Code, and to Constellation's Knowledge, nothing has occurred that would adversely affect the qualification or Tax exemption of any such Constellation Plan. With respect to any ERISA Plan, neither Constellation nor any of the Constellation Subsidiaries has engaged in a transaction in connection with which Constellation or any Constellation Subsidiary reasonably could be subject to either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a Tax imposed pursuant to Section 4975 or 4976 of the Code in an amount that could be material.

            (4)   Neither Constellation nor any ERISA Affiliate has contributed (or had any obligation of any sort) in the last six years to a plan that is subject to Section 412 of the Code or Section 302 or Title IV of ERISA. Neither Constellation nor any ERISA Affiliate has maintained, established, participated in or contributed to, or is or has been obligated to contribute to, or has otherwise incurred any obligation or liability (including any contingent liability) under, any "multiemployer plan" within the meaning of Section 3(37) of ERISA in the last six years. Neither Constellation nor any Constellation Subsidiary has any liability for life or medical benefits to former employees or beneficiaries or dependents thereof, except for health continuation coverage as required by Section 4890B of the Code or Part 6 of Title I of ERISA and at no expense to Constellation or any Constellation Subsidiary.

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            (5)   Except as set forth in Section 4.03(m)(5) of the Constellation Disclosure Letter, neither the execution and delivery of this Agreement, stockholder or other approval of this Agreement nor the consummation of any of the Transactions (either alone or in connection with any other event, condition or circumstance) would (i) result in any compensatory payment (including any severance, unemployment compensation, bonus or otherwise) becoming due to any director, officer, employee or consultant of Constellation or any Constellation Subsidiary, (ii) materially increase any benefits or compensation otherwise payable by Constellation or any Constellation Subsidiary, (iii) result in the acceleration of the time of payment or vesting of any awards or benefits or give rise to any additional service credits under any Constellation Plan, or (iv) result in the payment of any amount that could, individually or in combination with any other such payment, constitute an "excess parachute payment" as defined in Section 280G(b)(1) of the Code.

            (6)   Neither Constellation nor any Constellation Subsidiary is a party to or maintains any plan, program, practice, agreement, arrangement or policy that provides any individual with the right to, a gross up, indemnification, reimbursement or other payment for any excise or additional taxes, interest or penalties incurred pursuant to Section 409A or Section 4999 of the Code or due to the failure of any payment to be deductible under Section 280G of the Code.

            (7)   With respect to any Constellation Plans that are maintained primarily for the benefit of employees outside of the United States (a "Non-U.S. Constellation Plan") (x) if intended to qualify for special tax treatment, any such Non-U.S. Constellation Plan meets the requirements for such treatment in all material respects, (y) the financial statements of Constellation and the Constellation Subsidiaries accurately reflect the Non-U.S. Constellation Plan liabilities and accruals for contributions required to be paid to any Non-U.S. Constellation Plan, in accordance with GAAP (or other accounting principles required under applicable Law) consistently applied, and (z) there have not occurred, nor are there continuing, any transactions or breaches of fiduciary duty under any Law or regulation in connection with a Non-U.S. Constellation Plan that has resulted or would be reasonably likely to result in a Material Adverse Effect with respect to Constellation or any Constellation Subsidiary.

        (n)    Labor Matters.    Neither Constellation nor any of the Constellation Subsidiaries is a party to any collective bargaining agreement or other agreement with a labor union or like organization. As of the date hereof, there is no strike, lockout, slowdown, work stoppage, unfair labor practice or other material labor dispute, or arbitration or grievance pending or, to Constellation's Knowledge, threatened. Each of Constellation and the Constellation Subsidiaries is in compliance in all material respects with all applicable Laws respecting labor, employment and employment practices, terms and conditions of employment, wages and hours, and occupational safety and health.

        (o)    Taxes.

            (1)   Constellation and each Constellation Subsidiary has timely filed with the appropriate Governmental Authority all Tax Returns required to be filed,

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    taking into account any extension of time within which to file such Tax Returns, and all such Tax Returns are complete and correct, subject in each case to such exceptions as have not resulted in a Material Adverse Effect with respect to Constellation. Constellation and each Constellation Subsidiary has duly paid (or there has been paid on their behalf), or made adequate provisions for, all material Taxes required to be paid by them, whether or not shown on any Tax Return. Neither Constellation nor any Constellation Subsidiary has received a written claim, or to the Knowledge of Constellation, an unwritten claim, by any authority in a jurisdiction where any of them does not file Tax Returns that it is or may be subject to material Tax in that jurisdiction. Constellation and each Constellation Subsidiary have established reserves in accordance with GAAP that are adequate for the payment of all material Taxes not yet due and payable with respect to each of them through the date of the most recent Constellation Financial Statements.

            (2)   Constellation (i) for all taxable years commencing with Constellation's initial taxable year ended December 31, 2009 through December 31, 2015, has been subject to taxation as a REIT and has satisfied all requirements to qualify for taxation as a REIT; (ii) has operated since January 1, 2016 to the date hereof in a manner consistent with the requirements for qualification and taxation as a REIT; (iii) intends to continue to operate in such a manner so that it will qualify as a REIT through the Constellation-Polaris Merger Effective Time; (in the case of each of clauses (i), (ii), and (iii), independent of, and without having to comply with, any (A) procedure for payment of a material deficiency or other post-Closing dividend for any taxable year, or (B) provision for relief from any requirement of the Code which may be available from the IRS on a discretionary basis or only upon the payment of a material excise, penalty or similar Tax, and (iv) has not taken or omitted to take any action if such action or omission, as the case may be, could reasonably be expected to result in a challenge by the IRS or any other Governmental Authority to its status as a REIT, and to the Knowledge of Constellation, no such challenge is pending or has been threatened in writing. Section 4.03(o)(2) of the Constellation Disclosure Letter sets forth a true, correct and complete list identifying each Constellation Subsidiary that is a Qualified REIT Subsidiary, a Taxable REIT Subsidiary or any other entity treated as a corporation for U.S. federal income tax purposes.

            (3)   Constellation does not have any earnings and profits attributable to itself or any other corporation accumulated in any non-REIT year within the meaning of Section 857 of the Code.

            (4)   Neither Constellation nor any Constellation Subsidiary (other than a Taxable REIT Subsidiary) has engaged at any time in any "prohibited transactions" within the meaning of Section 857(b)(6) of the Code. Neither Constellation nor any Constellation Subsidiary has engaged in any transaction that would give rise to "redetermined rents," "redetermined deductions," "redetermined TRS service income," or "excess interest" described in Section 857(b)(7) of the Code. No event has occurred, and no condition or circumstance exists, which presents a material risk that any material Tax described in the preceding sentences will be imposed on Constellation or any Constellation Subsidiary.

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            (5)   There are no audits, investigations by any Governmental Authority or other proceedings ongoing or, to the Knowledge of Constellation threatened, with regard to any material Taxes or material Tax Returns of Constellation or any Constellation Subsidiary; (ii) no deficiency for Taxes of Constellation or any Constellation Subsidiary has been claimed, proposed or assessed in writing or, to the Knowledge of Constellation, threatened, by any Governmental Authority, which deficiency has not yet been settled, except for such deficiencies which are being contested in good faith by appropriate proceedings and for which adequate reserves have been made or with respect to which the failure to pay has not resulted in a Material Adverse Effect with respect to Constellation; (iii) neither Constellation nor any Constellation Subsidiary has waived any statute of limitations with respect to material Taxes, or agreed to any extension of time with respect to any material Tax assessment or deficiency for any open tax year (in each case other than in connection with any extension of time to file any Tax Return); and (iv) neither Constellation nor any Constellation Subsidiary has entered into any "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law) with regard to material Taxes.

            (6)   Neither Constellation nor any Constellation Subsidiary (other than a Taxable REIT Subsidiary) holds any asset the disposition of which would be subject to (or to rules similar to) Section 337(d) or Section 1374 of the Code or the regulations thereunder or to the "prohibited transactions" Tax under Section 857(b)(6), nor has it disposed of any such asset during its current taxable year.

            (7)   Constellation and each of the Constellation Subsidiaries have complied, in all material respects, with all applicable Laws, rules and regulations relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442, 1445, 1446, 1471 and 3402 of the Code or similar provisions under any foreign Laws) and have duly and timely withheld and have paid over to the appropriate Governmental Authorities all material amounts required to be so withheld and paid over on or prior to the due date thereof under all applicable Laws.

            (8)   There are no Constellation Tax Protection Agreements (as hereinafter defined) in force or otherwise binding upon Constellation or any Constellation Subsidiary. No person has raised in writing, or to the Knowledge of Constellation, threatened to raise a material claim against Constellation or any Constellation Subsidiary for any breach of any Constellation Tax Protection Agreements. As used herein, "Constellation Tax Protection Agreements" means any agreement to which Constellation, or any Constellation Subsidiary is a party: (i) pursuant to which any liability to holders of interests in a Constellation Subsidiary Partnership relating to Taxes may arise, whether or not as a result of the consummation of the Transactions; and/or (ii) that was entered into in connection with or related to the deferral of income Taxes of a holder of interests in a Constellation Subsidiary Partnership, and that requires Constellation, or any Constellation Subsidiary to, or to use efforts to (or to indemnify any person if it does not) (A) maintain a minimum level of debt or continue a particular debt, (B) retain or not dispose of assets for a period of time if such period of time has not since expired or any applicable statute of limitations

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    with respect to any Taxes that would result from a disposition of such assets at any time during such period has not since expired, (C) make or refrain from making Tax elections, (D) only dispose of assets in a particular manner, or (E) permit any holder of interests in a Constellation Subsidiary Partnership to guarantee any debt or restore a deficit in such holder's capital account. As used herein, "Constellation Subsidiary Partnership" means a Constellation Subsidiary that is a partnership for United States federal income tax purposes.

            (9)   There are no material Tax Liens upon any property or assets of Constellation or any Constellation Subsidiary except for Permitted Liens with respect to Constellation.

            (10) Neither Constellation nor any Constellation Subsidiary has requested, has received or is subject to any written ruling of a Governmental Authority or has entered into any written agreement with a Governmental Authority with respect to any material Taxes.

            (11) There are no Tax allocation or sharing agreements or similar arrangements with respect to, binding, or otherwise involving Constellation or any Constellation Subsidiary other than customary gross-up provisions of any credit or similar commercial contract the primary purpose of which does not relate to Taxes.

            (12) Neither Constellation nor any Constellation Subsidiary (i) has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which was Constellation or any Constellation Subsidiary) or (ii) has any liability for material Taxes of any person (other than Constellation or any Constellation Subsidiary) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or foreign Laws), as a transferee or successor, by contract or otherwise.

            (13) Neither Constellation nor any Constellation Subsidiary has participated in any "reportable transaction," within the meaning of Treasury Regulation Section 1.6011-4(b) other than any loss transaction within the meaning of Treasury Regulation Section 1.6011-4(b)(5).

            (14) Neither Constellation nor any Constellation Subsidiary has been the "distributing corporation" or "controlled corporation" (as such terms are defined in Section 355 of the Code) with respect to a distribution of stock described in or intended to qualify for tax-free treatment (in whole or in part) under Section 355(a) of the Code or Section 361 of the Code (i) within the two-year period ending as of the date of this Agreement, or (ii) in a distribution that otherwise constitutes part of a "plan" or "series of related transactions" (within the meaning of Section 355(e) of the Code) that includes the transactions contemplated by this Agreement.

            (15) Neither Constellation nor any Constellation Subsidiary is, will be (regardless of whether the Mergers occur) or would be, as a result of the Transactions, required to include material amounts in income, or exclude items of

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    deduction (in either case for Tax purposes), for any Tax period as a result of (i) a change in method of Tax accounting or period; (ii) an installment sale or "open transaction" disposition; (iii) a prepaid amount received, accrued, or paid; (iv) deferred income or gain; (v) an election under Section 108(i) of the Code; (vi) Section 481 of the Code, or, in the case of each of the foregoing, any corresponding or similar provision of state, local, or non-U.S. Law; (vii) the recapture of any tax credit or other special tax benefit; or (viii) the use of any special accounting method (such as the long-term method for accounting for long-term contracts). None of Constellation or any Constellation Subsidiary has pending a transaction under Section 1031 or 1033 of the Code or other tax-deferral transactions for which deferral will not be available as a result of the Transactions.

            (16) No written power of attorney that has been granted by Constellation or any Constellation Subsidiary (other than to Constellation or a Constellation Subsidiary) is currently in force with respect to any matter relating to Taxes.

            (17) Except as set forth in Section 4.03(o)(17) of the Constellation Disclosure Letter, no Constellation Subsidiary that is not a U.S. domestic corporation under applicable state law has ever been treated as other than a partnership or disregarded entity for U.S. federal income tax purposes, or has ever made an election on IRS Form 8832 with respect to its classification for U.S. federal income tax purposes. Without limitation of the foregoing, Constellation LLC is and always has been taxable as a partnership or a disregarded entity (and not as an association or publicly traded partnership taxable as a corporation) for U.S. federal income tax purposes.

            (18) No Constellation Subsidiary directly or indirectly (i) manages a lodging facility or a health care facility or (ii) provides to any other person (under a franchise, license, or otherwise) rights to any brand name under which any lodging facility or health care facility is operated, in each case within the meaning of Section 856(l)(3) of the Code.

            (19) Neither Constellation nor any Constellation Subsidiary owns any stock of Polaris or Sirius. No Constellation Subsidiary owns any stock of Constellation.

            (20) Constellation is a "domestically controlled qualified investment entity" within the meaning of Section 897(h)(4)(B) of the Code.

        (p)    Financial Advisors.    None of Constellation, the Constellation Subsidiaries or any of their directors, officers or employees has employed any broker or finder or incurred (or will incur) any liability for any brokerage fees, commissions or finder's fees in connection with the Transactions, except that, in connection with this Agreement, Constellation has retained Bank of America Merrill Lynch as its financial advisor. The arrangements with such financial advisor have been disclosed to the Other Parties and any agreement with such financial advisor in respect of the Mergers and other Transactions has been provided in unredacted form to

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the Other Parties, in each case prior to the date hereof. As of the date of this Agreement, the Constellation Board has received an opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated, to the effect that, as of the date of such opinion, and based upon and subject to the various assumptions, limitations and other matters set forth therein, the Constellation Class A Exchange Ratio is fair, from a financial point of view, to the holders of Constellation Class A Common Stock.

        (q)    Intellectual Property.    Constellation and the Constellation Subsidiaries have sufficient rights to use all material Intellectual Property used in their business as presently conducted, all of which rights shall survive unchanged the consummation of the Transactions, except for any changes that have not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Constellation.

        (r)    Real Property.    Except as provided in Section 4.03(r) of the Constellation Disclosure Letter, Constellation does not own directly, lease or sublease any real property and no Constellation Subsidiary owns directly any real property other than for investment purposes made in the ordinary course of business. With respect to the real property leased or subleased to Constellation or the Constellation Subsidiaries, the lease or sublease for such property is valid, legally binding, enforceable and in full force and effect, and none of Constellation or any Constellation Subsidiary is in breach of or default under such lease or sublease, and no event has occurred which, with notice, lapse of time or both, would constitute a breach or default by Constellation or the Constellation Subsidiaries party to such agreement or permit termination, modification or acceleration by any third party thereunder, except in each case, for such invalidity, failure to be binding, unenforceability, ineffectiveness, breaches, defaults, terminations, modifications, accelerations or repudiations that have not resulted in a Material Adverse Effect with respect to Constellation.

        (s)    Investment Company Act.    Neither Constellation nor any of the Constellation Subsidiaries is, or on the Closing Date will be, required to be registered as an investment company under the Investment Company Act. Neither Constellation nor any of the Constellation Subsidiaries serves as an investment adviser to any RIC Fund.

        (t)    Information Supplied.    None of the information supplied or to be supplied in writing by or on behalf of Constellation or any Constellation Subsidiary for inclusion or incorporation by reference in (i) the Form S-4 will, at the time such document is filed with the SEC, at any time such document is amended or supplemented or at the time such document is declared effective by the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Proxy Statement will, at the date it is first mailed to the common stockholders of Polaris and Sirius, at the time of the Polaris Stockholders Meeting and the Sirius Stockholders Meeting, at the time the Form S-4 is declared effective by the SEC or at the Sirius-Polaris Merger Effective Time and the Constellation-Polaris Merger Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. All documents that Constellation is responsible for filing with the SEC in connection with the Mergers, to the extent relating to Constellation or any Constellation

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Subsidiary or other information supplied by or on behalf of Constellation or any Constellation Subsidiary for inclusion therein, will comply as to form, in all material respects, with the provisions of the Securities Act or Exchange Act, as applicable, and each such document required to be filed with any Governmental Authority (other than the SEC) will comply in all material respects with the provisions of applicable Law as to the information required to be contained therein. The representations and warranties contained in this Section 4.03(t) will not apply to statements or omissions included in the Form S-4 or the Proxy Statement to the extent based upon information supplied to Constellation by or on behalf of the Other Parties.

        (u)    Takeover Laws.    The Constellation Board has taken all action necessary to render inapplicable to the Mergers and other Transactions the applicable provisions of any Takeover Law.

        (v)    Reorganization.    Constellation has not taken any action and is not aware of any fact or circumstance that could reasonably be expected to prevent any of the Public Mergers from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code.

        (w)    Related Party Transactions.    As of the date of this Agreement, none of Constellation nor any Constellation Subsidiary is party to any transaction or arrangement under which any (a) present or former director or executive officer of Constellation or any Constellation Subsidiary, (b) beneficial owner (within the meaning of Section 13(d) of the Exchange Act) of five percent (5%) or more of any class of equity of Constellation or (c) "affiliate," "associate" or member of the "immediate family" (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the Exchange Act) of any of the foregoing is a party to any actual or proposed loan, lease or other contract with or binding upon Constellation or any Constellation Subsidiary or owns or has any interest in any of their respective properties or assets, in each case as would be required to be disclosed by Constellation pursuant to Item 404 of Regulation S-K promulgated under the Exchange Act.

        (x)    Environmental Matters.    Except as has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to Constellation: (a) each of Constellation and the Constellation Subsidiaries have at all times been in compliance with all applicable Environmental Laws, which compliance includes obtaining, maintaining and complying with all permits, consents, certificates, approvals and orders of any Governmental Authority required to be obtained pursuant to applicable Environmental Laws ("Constellation Environmental Permits"); (b) all Constellation Environmental Permits are in full force and effect and, where applicable, applications for renewal or amendment thereof have been timely filed; (c) no suspension or cancellation of any Constellation Environmental Permit is pending or threatened in writing; (d) no property currently or formerly owned or operated by Constellation or any Constellation Subsidiary has been contaminated with any Hazardous Substance in a manner that could reasonably be expected to result in liability to Constellation or any Constellation Subsidiary pursuant to any Environmental Law; and (e) there are no proceedings pending or threatened against Constellation or any of the Constellation Subsidiaries or involving any real property currently or formerly owned, operated or leased by or for Constellation or any of the Constellation Subsidiaries alleging noncompliance with, or liability under, any applicable Environmental Law.

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        (y)    Investment Adviser Matters.

            (1)   Each of Constellation and the Constellation Subsidiaries which is registered as an investment adviser with the SEC (each, a "Constellation Adviser") has (i) adopted a formal code of ethics complying in all material respects with Rule 204A-1 under the Investment Advisers Act and (ii) adopted and implemented written policies and procedures that are reasonably designed to prevent and detect any material violations under applicable securities, commodities or other investment-related or trading-related laws (including the Investment Advisers Act). None of the Constellation Advisers nor any of their respective employees or persons "associated" (as defined in the Investment Advisers Act) with the Constellation Advisers is in material violation of such code of ethics or policies and procedures. Since June 30, 2014, there has been no noncompliance by the Constellation Advisers or any of their respective employees or associated persons with such code of ethics or policies and procedures, except for such matters that would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect with respect to Constellation.

            (2)   None of the Constellation Advisers, any officer, director or employee thereof, Constellation or, to the Knowledge of Constellation, any other "affiliated person" (as defined in the Investment Company Act) of the Constellation Advisers who is required to be eligible, is ineligible, or subject to potential ineligibility, pursuant to Section 9(a) or 9(b) of the Investment Company Act to serve in any capacity referred to in Section 9(a) thereof to a registered investment company; and none of the Constellation Advisers, any officer, director or employee thereof, Constellation or, to the Knowledge of Constellation, any other person "associated" (as defined in the Investment Advisers Act) with the Constellation Advisers who is required to be qualified, is subject to potential disqualification pursuant to Section 203 of the Investment Advisers Act from serving as an investment adviser or as a person associated with an investment adviser or is subject to disqualification under Rule 206(4)-3 under the Investment Advisers Act; in each case, except for any such disqualification (x) that would not reasonably be expected to be material to the Constellation Adviser, or (y) with respect to which Constellation or another relevant person has received exemptive relief from the SEC or another relevant Governmental Authority that has the effect of nullifying such disqualification; nor is there any proceeding or investigation pending or, to the Knowledge of Constellation, threatened by any Governmental Authority that would result in any such ineligibility or disqualification, except for any such ineligibilities or disqualifications that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect with respect to Constellation.

            (3)   None of the Constellation Advisers or any of a Constellation Adviser's directors or officers (together with the Constellation Advisers, the "Constellation Adviser Regulation D Covered Persons") is subject to a Disqualifying Event, and, to the Knowledge of Constellation, there is no inquiry, investigation, proceeding or action pending against any Constellation Adviser Regulation D Covered Person that could reasonably be expected to result in a Disqualifying Event.

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            (4)   Each Constellation Adviser is not prohibited from providing investment advisory services, or from charging fees therefor, by the "pay-to-play" rules of any jurisdiction, including Rule 206(4)-5 under the Investment Advisers Act.

            (5)   All deficiency letters and examination reports that the Constellation Advisers has received since June 30, 2014 from any Governmental Authority are listed on Section 4.03(y)(5) of the Constellation Disclosure Letter, true, correct and complete copies of which have been made available to the Other Parties, along with all written responses thereto. All remedial actions necessary to cure in all material respects the deficiencies or violations set forth in such letters or reports have been taken by the Constellation Adviser. Constellation has made available to the Other Parties all material correspondence relating to any material inquiry, examination or investigation by any Governmental Authority received since June 30, 2014 regarding the Constellation Advisers and any of their respective employees or associated persons in connection with the services performed by such employees or associated persons in connection with the business of Constellation or a Constellation Subsidiary.

        (z)    Broker-Dealer Matters.    Neither Constellation nor any of the Constellation Subsidiaries is, or on the Closing Date will be, required to be registered as a broker-dealer under the Exchange Act.

        4.04    Access to Information; Disclaimer.

        (a)   Each party (1) has had an opportunity to discuss the business of the Other Parties and their respective Subsidiaries with the management of the Other Parties, (2) has had reasonable access to (i) the books and records of the Other Parties and their respective Subsidiaries and (ii) the documents provided by the Other Parties for purposes of the Transactions, (3) has been afforded the opportunity to ask questions of and receive answers from officers of the Other Parties and (4) has conducted its own independent investigation of the Other Parties and their respective Subsidiaries, their respective businesses and the Transactions, and has not relied on any representation, warranty or other statement by any person on behalf of the Other Parties and their respective Subsidiaries, other than the representations and warranties of each of the Other Parties contained in the applicable section of this Agreement and any closing certificate delivered to such party pursuant to Article VII hereof and that all other representations and warranties are specifically disclaimed. Without limiting the foregoing, except for the representations and warranties set forth in the applicable sections of this Agreement and any closing certificate delivered to such party pursuant to Article VII hereof, as applicable, each party further acknowledges and agrees that none of the Other Parties or any of their respective stockholders, directors, officers, Affiliates, advisors, agents or other Representatives has made any representation or warranty concerning any estimates, projections, forecasts, business plans or other forward-looking information regarding such Other Parties and their respective Subsidiaries or their respective businesses and operations. Each party hereby acknowledges that there are uncertainties inherent in attempting to develop such estimates, projections, forecasts, business plans and other forward-looking information with which such party is familiar, that such party is taking full responsibility for making its own evaluation of the adequacy and accuracy of all estimates, projections, forecasts, business plans and other forward-looking information furnished

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to it (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, business plans and other forward-looking information), and that such party will have no claim against the Other Parties or any of their respective stockholders, directors, officers, employees, Affiliates, advisors, agents or other Representatives with respect thereto, except in the case of fraud.

        4.05    No Other Representations or Warranties.

        (a)   Except as expressly set forth in Section 4.01 and in any closing certificate delivered by Polaris pursuant to Article VII, neither (i) Polaris and any other person on behalf of Polaris, nor (ii) New Polaris and any other person on behalf of New Polaris, has made or makes any express or implied representations or warranties. Each of Polaris and New Polaris represents, acknowledges and agrees that in making its decision to enter into this Agreement and to consummate the Transactions, it has relied solely upon the express representations and warranties of Sirius set forth in Section 4.02 and of Constellation set forth in Section 4.03.

        (b)   Except as expressly set forth in Section 4.02 and in any closing certificate delivered by Sirius pursuant to Article VII, neither (i) Sirius and any other person on behalf of Sirius, (ii) New Sirius and any person on behalf of New Sirius, nor (iii) New Sirius Sub and any other person on behalf of New Sirius Sub, has made or makes any express or implied representations or warranties. Sirius represents, acknowledges and agrees that in making its decision to enter into this Agreement and to consummate the Transactions, it has relied solely upon the express representations and warranties of Polaris set forth in Section 4.01 and of Constellation set forth in Section 4.03.

        (c)   Except as expressly set forth in Section 4.03 and in any closing certificate delivered by Constellation pursuant to Article VII, neither Constellation nor any other person on behalf of Constellation, has made or makes any express or implied representations or warranties. Constellation represents, acknowledges and agrees that in making its decision to enter into this Agreement and to consummate the Transactions, it has relied solely upon the express representations and warranties of Polaris set forth in Section 4.01 and of Sirius set forth in Section 4.02.

ARTICLE V

CONDUCT OF BUSINESS PENDING THE MERGERS

        5.01    Forbearances of Each Party.     Each party agrees that from the date hereof until the Constellation-Polaris Merger Effective Time, except as expressly contemplated by this Agreement, as set forth in Section 5.01 of the Polaris Disclosure Letter, Section 5.01 of the Sirius Disclosure Letter or Section 5.01 of the Constellation Disclosure Letter, as applicable or as required by applicable Law, without the prior written consent of each of the Other Parties (which consent will not be unreasonably withheld, delayed or conditioned and which consent may not be granted by any party after the Closing), such party will not, and will cause each of its Subsidiaries not to:

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        (a)    Ordinary Course.    Conduct its business and the business of its Subsidiaries other than in the ordinary course of business consistent with past practice or fail to use reasonable best efforts to preserve intact its business organizations, and material assets and maintain its material rights, franchises, authorizations and existing relations with customers, suppliers, employees and business associates.

        (b)    Operations.    Enter into any new material line of business or change its material operating policies, except as required by applicable Law.

        (c)    Shares.    (1) Issue or sell any of its shares of capital stock or Rights (except, with respect to Sirius, issuance of shares of capital stock in connection with the Sirius LP Merger), or (2) permit any of its shares of capital stock or Rights to become subject to new grants, except (A) issuances of Polaris Equity Awards, Sirius Equity Awards, Constellation Equity Awards and any other form of employee incentive equity awards under the Polaris Stock Plans, Sirius Stock Plans or Constellation Stock Plans, as applicable, in the ordinary course of business consistent with past practice, in each case, subject to the aggregate limits specified in Section 6.11(c) of the Polaris Disclosure Letter, Section 6.11(c) of the Sirius Disclosure Letter or Section 6.11(c) of the Constellation Disclosure Letter, as applicable (B) settlement of Polaris Equity Awards, Sirius Equity Awards, Constellation Equity Awards and any other form of employee incentive equity awards under the Polaris Stock Plans, Sirius Stock Plans or Constellation Stock Plans, as applicable (including the forfeiture thereof in connection with the terms thereof or to satisfy any Tax withholding obligations to the holder thereof) in accordance with their terms, (C) issuances of shares of capital stock or Rights to wholly owned Subsidiaries, (D) issuances of shares of capital stock in connection with the conversion of convertible shares or units of such party outstanding as of the date hereof or otherwise issued in compliance with this Section 5.01(c) and (E) any exchange relating to any exchangeable notes of such party.

        (d)    Dividends, Distributions, Repurchases.    (1) Make, declare, pay or set aside for payment any dividend on or in respect of, or declare or make any distribution on any shares of its stock other than (A) dividends from its wholly-owned Subsidiaries to such party or another of its wholly owned Subsidiaries, (B) with respect to 2016, regular quarterly dividends in respect of the Constellation Shares and Sirius Shares of no more than $0.40 per share and in respect of the Polaris Shares of no more than $0.10 per share (and, with respect to the first calendar quarter of 2017, a dividend in an amount equal to, in respect of the Constellation Shares and Sirius Shares, $0.40 per share, and, in respect of the Polaris Shares, $0.10 per share, multiplied by a fraction, the numerator of which is the number of days elapsed in such quarter up to, and including, the Closing Date and the denominator of which is 90) (C) dividends on shares of preferred stock, according to their terms, (D) solely in the case of Polaris, the Polaris Special Dividend and (E) without duplication of the amounts described in clauses (A), (B), (C) and (D), additional dividends that are necessary for any applicable forbearing party to maintain its status as a REIT under the Code and avoid the imposition of corporate level tax under Section 857 of the Code or excise Tax under Section 4981 of the Code (including the REIT Minimum Distribution Dividend), provided that in the case of (E), such dividends shall be taken into account in determining any adjustment to the Sirius Exchange Ratio or the Constellation Class A Exchange Ratio or Constellation Class B Exchange Ratio pursuant to Sections 2.10(c) and 2.11(c).

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        (e)    Dispositions.    Sell, transfer, or otherwise dispose of or discontinue any of its material assets (including any material Subsidiary), business or properties, except for sales, transfers or other dispositions or discontinuances in the ordinary course of business consistent with past practice (which shall be deemed to include asset sales in the ordinary course) that individually and in the aggregate, result in consideration to the forbearing party or any of its Subsidiaries not in excess of (i) $75 million with respect to any individual sale, transfer or other disposition or discontinuance or (ii) $300 million in the aggregate with respect to all sales, transfers and other dispositions and discontinuances.

        (f)    Acquisitions and Investments.    Acquire the assets, business, or properties of any non-Affiliated entity, or make any loans, advances or capital contributions to, or investments in, any person (other than any wholly-owned Subsidiary of the forbearing party), except for acquisitions, loans, advances or capital contributions or investments that do not exceed, in the aggregate, $200 million (which shall exclude Indebtedness incurred in connection with any such acquisitions, loans, advances, capital contributions, or investments to the extent such Indebtedness is incurred in accordance with the terms of this Agreement).

        (g)    Insurance.    Allow the lapse or termination of policies of insurance covering material assets and businesses (other than the replacement of existing policies with substantially comparable policies).

        (h)    Organizational Documents.    Amend the Organizational Documents of the forbearing party or any of its Significant Subsidiaries.

        (i)    Significant Subsidiaries.    Form any person that would comprise a Significant Subsidiary or dissolve or liquidate any Significant Subsidiary.

        (j)    Accounting Methods.    Implement or adopt any material change in its financial or regulatory accounting principles, practices or methods or materially change any actuarial or other assumptions used to calculate funding obligations with respect to any benefit arrangement, other than as may be required by GAAP (it being understood that any such change that could reasonably result in the applicable person not being capable of satisfying the requirements for qualification and taxation as a REIT under the U.S. federal income tax Laws shall be considered "material" for purposes of this Section 5.01(j)).

        (k)    Adverse Actions.    Notwithstanding anything herein to the contrary, knowingly take any action, or knowingly omit to take any action, which action or omission is reasonably likely to result in any of the conditions to the Mergers set forth in Article VII not being satisfied in a reasonably timely manner, except (with prior notice to the Other Parties) as may be required by applicable Law.

        (l)    Compensation and Benefits.    Except as required pursuant to the terms of a Polaris Plan (which, for purposes of this Article V and Article VI, shall be deemed to include any Polaris Plan of which New Polaris becomes sponsor as a result of the Redomestication Merger), Sirius Plan or Constellation Plan (as applicable, a "Benefit Plan") in effect as of the date hereof, or as otherwise required by applicable Law, (A) increase the rate of compensation or benefits payable to any director, executive officer, employee or other service provider of the

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forbearing party or any of its Subsidiaries, except (1) for employees who are not executive officers, increases in annual salary or wage rate in the ordinary course of business consistent with past practice that do not exceed 10% in the aggregate and (2) the payment of annual bonuses for completed periods based on actual performance in the ordinary course of business consistent with past practice subject to the limits set forth on Section 6.11(c) of the Polaris Disclosure Letter, Section 6.11(c) of the Sirius Disclosure Letter and Section 6.11(c) of the Constellation Disclosure Letter, as applicable, (B) establish, adopt, materially amend or terminate any Benefit Plan except for (1) amendments to Benefit Plans made in the ordinary course of business consistent with past practice that do not materially increase the expense of maintaining such plan and (2) establishing or adopting Benefit Plans in the ordinary course of business consistent with past practice in connection with the forbearing party's annual or open enrollment procedures or (C) take any action to accelerate the vesting, accrual or payment of, or to fund or in any other way secure the payment, of compensation or benefits under any Benefit Plan.

        (m)    Taxes.    Take any action that could, or fail to take any action, the failure of which could, reasonably be expected to prevent each of (x) the Redomestication Merger and (y) the New Holdco Merger together with the LLC Conversion from qualifying as a reorganization within the meaning of Section 368(a)(1)(F) of the Code or any of the Public Mergers from qualifying as a reorganization within the meaning of Section 368(a) of the Code or cause any party that is intended to be a REIT to fail to qualify as a REIT; enter into, amend or modify any Tax Protection Agreement; make, change or rescind any material election relating to Taxes; change a material method of Tax accounting; materially amend any income Tax Return or any other material Tax Return; settle or compromise any material U.S. federal, state, local or foreign income Tax liability, audit, claim or assessment; enter into any material closing agreement related to Taxes; take any action to recognize, trigger, or authorize any item described in Sections 4.01(o)(12), 4.02(o)(15), or 4.03(o)(15), as applicable, or knowingly surrender any right to claim any material Tax refund, except in each case unless required by Law or necessary or appropriate to preserve the status of any Subsidiary of the forbearing party as a disregarded entity or partnership for U.S. federal income tax purposes. Notwithstanding anything to the contrary set forth in this Agreement, nothing in this Agreement shall prohibit (i) Polaris, New Polaris, Sirius, New Sirius or Constellation from taking any action, at any time or from time to time, that in the reasonable judgment of the applicable board of directors, upon advice of counsel to the applicable party, is reasonably necessary for the applicable party to avoid or to continue to avoid incurring entity-level income or excise Taxes under the Code and qualify or maintain its qualification for taxation as a REIT under the Code for any period, including making dividend or distribution payments to stockholders of the applicable party in accordance with this Agreement or otherwise, or to qualify or preserve the status of any Polaris Subsidiary, Sirius Subsidiary or Constellation Subsidiary, as applicable, as a partnership or disregarded entity for U.S. federal income tax purposes or as a Qualified REIT Subsidiary or Taxable REIT Subsidiary under the applicable provisions of Section 856 of the Code, as the case may be; and (ii) either Sirius or Constellation from taking any action, at any time or from time to time, as the applicable party determines to be necessary to (1) be in compliance at all times with all of its obligations under any Tax Protection Agreement, and (2) avoid liability for any indemnification or other payment under any Tax Protection Agreement; provided, however, that before taking any action other than in the ordinary course of business with respect to any partnership agreement or joint venture agreement described in Section 4.02(o)(8) of the Sirius Disclosure Letter and Section 4.03(o)(8) of the Constellation Disclosure Letter, as applicable, pursuant to this clause (ii), the applicable

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party shall reasonably consult and cooperate with the other parties for purposes of minimizing any adverse effects of such actions to them and their shareholders.

        (n)    Debt.    Except for intercompany Indebtedness and except as set forth in Section 5.01(n) of the Polaris Disclosure Letter, Sirius Disclosure Letter or Constellation Disclosure Letter, incur any indebtedness for borrowed money, or guarantee such indebtedness to another person.

        (o)    Litigation.    Waive, compromise or settle any individual litigation, other than settlements that are for cash only and to the extent that the forbearing party or any of its Subsidiaries has a payment obligation of an amount not to exceed $10 million, which payment obligation would not be deemed to include any amount that is reimbursable or paid by a third-party, including insurance or third-parties managed or advised by a party or its Subsidiaries; provided, further that this Section 5.01(o) shall not limit any payment required by an Order.

        (p)    Material Contract.    Enter into any Contract that would be required to be disclosed in Section 4.01(l) of the Polaris Disclosure Letter, Section 4.02(l) of the Sirius Disclosure Letter or Section 4.03(l) of the Constellation Disclosure Letter, as applicable, or modify, amend, terminate, assign or waive any material right under any Contract required to be disclosed on the applicable Disclosure Letter in any material respect outside the ordinary course of business consistent with past practice.

        (q)    Liquidation.    Authorize, recommend, propose or announce an intention to adopt a plan of complete or partial dissolution or liquidation; provided, however, that a wholly-owned Subsidiary shall be permitted to merge with and into, or liquidate into, another wholly-owned Subsidiary resulting in a deemed liquidation of either such Subsidiary.

        (r)    Lien.    Create any Lien over any material asset or assets, other than Permitted Liens or in connection with refinancing any Indebtedness permitted to be incurred hereunder.

        (s)    Capital Expenditures.    Make, authorize or incur any material capital expenditures or any obligations or liabilities in respect thereof.

        (t)    Engagement Letters.    Amend or modify the compensation terms or any other material obligations of the forbearing party contained in any engagement letter with any financial advisor existing as of the date of this Agreement that relates to the Transactions.

        (u)    Related Party Transaction.    Enter into any transaction that would be required to be disclosed by the forbearing party pursuant to Item 404 of Regulation S-K promulgated under the Exchange Act.

        (v)    Intellectual Property.    Assign or license any material Intellectual Property to any third party.

        (w)    Commitments.    Enter into any contract with respect to, or otherwise agree or commit to do, any of the foregoing.

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        5.02    No Control of Other Party's Business.     Without limiting in any way any party's rights or obligations under this Agreement, nothing contained in this Agreement shall give any party, directly or indirectly, the right to control or direct the Other Parties' and their respective Subsidiaries' operations prior to the Constellation-Polaris Merger Effective Time. Prior to the Constellation-Polaris Merger Effective Time, but subject to the Amended and Restated Asset Management Agreement, dated as of October 31, 2015 (the "Sirius Management Agreement"), by and between Sirius and NSAM J-NRF Ltd, each of the parties shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries' respective operations.

ARTICLE VI

COVENANTS

        6.01    Polaris Acquisition Proposals.

        (a)    No Solicitation or Negotiation.

            (1)   Polaris will, and will cause the Polaris Subsidiaries and its and their respective directors, officers, employees and Affiliates, and shall direct each of its and the Polaris Subsidiaries' other Representatives (to the extent acting on behalf of Polaris) to, immediately cease and cause to be terminated any discussions or negotiations with any person conducted heretofore with respect to any Polaris Acquisition Proposal. Polaris will not, and will cause the Polaris Subsidiaries and its and their respective directors, officers, employees and Affiliates, and shall direct each of its and the Polaris Subsidiaries' other Representatives (to the extent acting on behalf of Polaris) not to, directly or indirectly, (I) solicit, initiate, or knowingly encourage or knowingly facilitate inquiries or proposals for, or engage in any negotiations concerning, or provide any confidential or nonpublic information or data to, or have any discussions with, any person relating to any inquiry, proposal or offer that constitutes, or could reasonably be expected to lead to, a Polaris Acquisition Proposal, (II) engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other person any information in connection with or for the purpose of encouraging or facilitating, any inquiry, proposal or offer that constitutes, or could reasonably be expected to lead to, a Polaris Acquisition Proposal, or (III) approve, recommend or enter into any letter of intent or similar document, agreement, commitment, or agreement in principle with respect to a Polaris Acquisition Proposal. As promptly as practicable following the date hereof (but in any event within three (3) business days of the date hereof), Polaris shall: (1) withdraw and terminate access that was granted to any person (other than the Other Parties and their respective Representatives) to any "data room" (virtual or physical) that was established in connection with the Transactions and (2) exercise and use reasonable best efforts to enforce any contractual rights available to Polaris to cause each person (other than the Other Parties and their respective Representatives) who received non-public or confidential information of any of Polaris or any Polaris Subsidiary to promptly return to Polaris or destroy such information; provided, however, notwithstanding anything to the contrary contained in this Agreement, Polaris shall be permitted to waive or to not

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    enforce any provision of any confidentiality, "standstill" or similar obligation to permit a person to make a confidential Polaris Acquisition Proposal directly to the Polaris Board (or a duly authorized committee thereof) if the Polaris Board (or a duly authorized committee thereof) determines in good faith that any such failure to waive or to not enforce would result in a breach of its fiduciary duties under applicable Law. Notwithstanding anything in this Agreement to the contrary, if at any time after the date of this Agreement and prior to the time, but not after, the Polaris Requisite Votes are obtained, Polaris and its Representatives may (A) provide information in response to a request therefor by a person or persons who has made a written Polaris Acquisition Proposal that did not result from a material breach of this Section 6.01(a) if Polaris receives from the person or persons so requesting such information an executed confidentiality agreement (containing a standstill provision and other provisions limiting the use and disclosure of non-public written and oral information furnished to such person by or on behalf of Polaris not materially less favorable to Polaris than the provisions of the Confidentiality Agreements) and, as contemplated below, Polaris discloses to the Other Parties (and, if applicable, provides copies to the Other Parties of) such written Polaris Acquisition Proposal and any nonpublic information provided to such person or persons to the extent not previously so provided to such Other Party, and (B) engage or participate in any discussions or negotiations with any person who has made such a written Polaris Acquisition Proposal, if and only to the extent that, in each such case referred to in clause (A) or (B) above, the Polaris Board (or a duly authorized committee thereof) has determined in good faith based on the information then available and after consultation with outside legal counsel and outside financial advisors that such Polaris Acquisition Proposal either constitutes a Polaris Superior Proposal or could reasonably be expected to lead to a Polaris Superior Proposal. Without limiting the foregoing, it is understood that any violation of the foregoing restrictions by the Representatives or Affiliates of any of Polaris or any Polaris Subsidiary shall be deemed to be a breach of this Section 6.01 by Polaris.

            (2)   Polaris will promptly (and in no event later than forty-eight (48) hours after receipt thereof) notify the Other Parties in writing if any Polaris Acquisition Proposal is received by Polaris, or any discussions or negotiations are sought to be initiated with Polaris in respect of such Polaris Acquisition Proposal, and shall, in any such notice to the Other Parties, indicate the identity of the person making, and the material terms and conditions of such Polaris Acquisition Proposal (and shall include with such notice copies of any written Polaris Acquisition Proposal, including any proposed transaction agreement), and thereafter shall promptly (i) keep the Other Parties reasonably informed of all material developments affecting the status and terms of any such Polaris Acquisition Proposals and of the status of any such discussions or negotiations and (ii) provide the Other Parties with any written supplements or written additions to any written Polaris Acquisition Proposal, including any revisions to any proposed transaction agreement. Neither Polaris nor any Polaris Subsidiary will enter into any agreement with any person subsequent to the date of this Agreement which prohibits Polaris from providing any information to the Other Parties in accordance with this Section 6.01.

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        (b)    No Change of Recommendation.    Except as expressly provided in Sections 6.01(c), 6.01(d) and 8.03(e), neither the Polaris Board, nor any committee thereof, nor any group of directors, formally or informally, shall:

            (1)   change, withhold, withdraw, qualify or modify or publicly propose or announce or authorize or resolve to, or announce its intention to change, withhold, withdraw, qualify or modify, in each case in a manner adverse to the Other Parties, the Polaris Board Recommendation;

            (2)   authorize, approve, declare advisable, adopt or recommend or propose to publicly authorize, approve, declare advisable, adopt or recommend, any Polaris Acquisition Proposal;

            (3)   authorize, cause or permit Polaris or any Polaris Subsidiary to enter into any Alternative Acquisition Agreement for any Polaris Acquisition Proposal; or

            (4)   fail to include the Polaris Board Recommendation in the Proxy Statement (any action described in clauses (1), (2) or (4) of this Section 6.01(b) being referred to as a "Polaris Change of Recommendation").

        (c)    Polaris Change of Recommendation; Right to Terminate.    Notwithstanding anything in this Agreement to the contrary, at any time after the date of this Agreement and prior to the time, but not after, the Polaris Requisite Votes are obtained, and subject to compliance with the provisions of this Section 6.01(c) in all material respects, if (i) Polaris receives a Polaris Acquisition Proposal that did not result from a material breach of this Section 6.01 (and such proposal is not withdrawn) and the Polaris Board (or a duly authorized committee thereof) determines in good faith, after consultation with outside legal counsel and outside financial advisors, that such Polaris Acquisition Proposal constitutes a Polaris Superior Proposal and, after consultation with outside legal counsel, that failure to effect a Polaris Change of Recommendation in connection with such Polaris Superior Proposal or that failure to terminate this Agreement to enter into an Alternative Acquisition Agreement for such Polaris Superior Proposal would be inconsistent with the Polaris directors' duties under applicable Law, then the Polaris Board (or a duly authorized committee thereof) may effect a Polaris Change of Recommendation and/or terminate this Agreement in accordance with Section 8.03(c) or (ii) a Polaris Intervening Event occurs, and the Polaris Board (or a duly authorized committee thereof) determines in good faith, after consultation with outside legal counsel, that the failure to effect a Polaris Change of Recommendation would be inconsistent with the Polaris directors' duties under applicable Law, then the Polaris Board (or a duly authorized committee thereof) may effect a Polaris Change of Recommendation; provided, however, that the Polaris Board (or a duly authorized committee thereof) may not take action contemplated by clause (i) or (ii) pursuant to the foregoing unless:

            (1)   Polaris has provided written notice to the Other Parties of its intention to take such action at least three (3) business days in advance of effecting a Polaris Change of Recommendation or terminating this Agreement (unless at the time such notice is otherwise required to be given there are less than three (3) business days

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    prior to the Polaris Stockholders Meeting, in which case Polaris will provide as much notice as is reasonably practicable (the period inclusive of all such days, the "Polaris Notice Period")), which notice shall specify in reasonable detail the reasons for such action and, if such action is made in response to a Polaris Superior Proposal, such prior written notice shall include a description of the material terms of such Polaris Superior Proposal and a copy of the then existing draft of the definitive agreement providing for such Polaris Superior Proposal and any then existing drafts of the other relevant transaction agreements (it being understood and agreed that any material amendment to the terms of such Polaris Superior Proposal (after having been initially determined by the Polaris Board (or a duly authorized committee thereof) to no longer constitute a Polaris Superior Proposal) shall require a new notice pursuant to this Section 6.01(c)(1) and a new Polaris Notice Period, except that such new Polaris Notice Period in connection with any such amendment shall be for two (2) business days from the time the Other Parties receive such notice (or as much notice as is reasonably practicable if there are less than two (2) business days prior to the Polaris Stockholders Meeting));

            (2)   if such action is made in response to a Polaris Superior Proposal, during the Polaris Notice Period, Polaris has negotiated (and directed its outside financial and outside legal advisors to negotiate) with the Other Parties in good faith (to the extent the Other Parties desire to negotiate) to make such adjustments in the terms and conditions of this Agreement so that such Polaris Superior Proposal ceases to constitute (in the good faith determination of the Polaris Board (or a duly authorized committee thereof), after consultation with outside legal counsel and outside financial advisors) a Polaris Superior Proposal; and

            (3)   if such action is made in response to a Polaris Intervening Event, during the Polaris Notice Period, Polaris has negotiated (and directed its outside financial and outside legal advisors to negotiate) with the Other Parties in good faith (to the extent the Other Parties desire to negotiate) to make such adjustments in the terms and conditions of this Agreement such that that the failure to effect a Polaris Change of Recommendation would not be inconsistent with the Polaris directors' duties under applicable Law.

        (d)    Certain Permitted Disclosure.    Nothing contained in this Agreement shall prevent Polaris or the Polaris Board (or a duly authorized committee thereof) from complying with Rule 14d-9 and Rule 14e-2(a) under the Exchange Act or otherwise complying with its disclosure obligations under applicable Law with regard to a Polaris Acquisition Proposal, provided that, if such disclosure has the effect of withdrawing or adversely modifying, or does not restate, the Polaris Board Recommendation, such disclosure shall be deemed to be a Polaris Change of Recommendation.

        6.02    Sirius Acquisition Proposals.

        (a)    No Solicitation or Negotiation.

            (1)   Sirius will, and will cause the Sirius Subsidiaries and its and their respective directors, officers, employees and Affiliates, and shall direct each

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    of its and the Sirius Subsidiaries' other Representatives (to the extent acting on behalf of Sirius) to, immediately cease and cause to be terminated any discussions or negotiations with any person conducted heretofore with respect to any Sirius Acquisition Proposal. Sirius will not, and will cause the Sirius Subsidiaries and its and their respective directors, officers, employees and Affiliates, and shall direct each of its and the Sirius Subsidiaries' other Representatives (to the extent acting on behalf of Sirius) not to, directly or indirectly, (I) solicit, initiate, or knowingly encourage or knowingly facilitate inquiries or proposals for, or engage in any negotiations concerning, or provide any confidential or nonpublic information or data to, or have any discussions with, any person relating to any inquiry, proposal or offer that constitutes, or could reasonably be expected to lead to, a Sirius Acquisition Proposal, (II) engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other person any information in connection with or for the purpose of encouraging or facilitating, any inquiry, proposal or offer that constitutes, or could reasonably be expected to lead to, a Sirius Acquisition Proposal, or (III) approve, recommend or enter into any letter of intent or similar document, agreement, commitment, or agreement in principle with respect to a Sirius Acquisition Proposal. As promptly as practicable following the date hereof (but in any event within three (3) business days of the date hereof), Sirius shall: (1) withdraw and terminate access that was granted to any person (other than the Other Parties and their respective Representatives) to any "data room" (virtual or physical) that was established in connection with the Transactions and (2) exercise and use reasonable best efforts to enforce any contractual rights available to Sirius to cause each person (other than the Other Parties and their respective Representatives) who received non-public or confidential information of any of Sirius or any Sirius Subsidiary to promptly return to Sirius or destroy such information; provided, however, notwithstanding anything to the contrary contained in this Agreement, Sirius shall be permitted to waive or fail to enforce any provision of any confidentiality, "standstill" or similar obligation to permit a person to make a confidential Sirius Acquisition Proposal directly to the Sirius Board (or a duly authorized committee thereof) if the Sirius Board (or a duly authorized committee thereof) determines in good faith that any such failure to waive or to not enforce would result in a breach of its duties under applicable Law. Notwithstanding anything in this Agreement to the contrary, if at any time after the date of this Agreement and prior to the time, but not after, the Sirius Requisite Vote is obtained, Sirius and its Representatives may (A) provide information in response to a request therefor by a person or persons who has made a written Sirius Acquisition Proposal that did not result from a material breach of this Section 6.02(a) if Sirius receives from the person or persons so requesting such information an executed confidentiality agreement (containing a standstill provision and other provisions limiting the use and disclosure of non-public written and oral information furnished to such person by or on behalf of Sirius not materially less favorable to Sirius than the provisions of the Confidentiality Agreements) and, as contemplated below, Sirius discloses to the Other Parties (and, if applicable, provides copies to the Other Parties of) such written Sirius Acquisition Proposal and any nonpublic information provided to such person or persons to the extent not previously so provided to such Other Party, and (B) engage or participate in any discussions or negotiations with any person who has made such a written Sirius

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    Acquisition Proposal, if and only to the extent that, in each such case referred to in clause (A) or (B) above, the Sirius Board (or a duly authorized committee thereof) has determined in good faith based on the information then available and after consultation with outside legal counsel and outside financial advisors that such Sirius Acquisition Proposal either constitutes a Sirius Superior Proposal or could reasonably be expected to lead to a Sirius Superior Proposal. Without limiting the foregoing, it is understood that any violation of the foregoing restrictions by the Representatives or Affiliates of any of Sirius or any Sirius Subsidiary shall be deemed to be a breach of this Section 6.02 by Sirius.

            (2)   Sirius will promptly (and in no event later than forty-eight (48) hours after receipt thereof) notify the Other Parties in writing if any Sirius Acquisition Proposal is received by Sirius, or any discussions or negotiations are sought to be initiated with Sirius in respect of such Sirius Acquisition Proposal, and shall, in any such notice to the Other Parties, indicate the identity of the person making, and the material terms and conditions of such Sirius Acquisition Proposal (and shall include with such notice copies of any written Sirius Acquisition Proposal, including any proposed transaction agreement), and thereafter shall promptly (i) keep the Other Parties reasonably informed of all material developments affecting the status and terms of any such Sirius Acquisition Proposals and of the status of any such discussions or negotiations and (ii) provide the Other Parties with any written supplements or written additions to any written Sirius Acquisition Proposal, including any revisions to any proposed transaction agreement. Neither Sirius nor any Sirius Subsidiary will enter into any agreement with any person subsequent to the date of this Agreement which prohibits Sirius from providing any information to the Other Parties in accordance with this Section 6.02.

        (b)    No Change of Recommendation.    Except as expressly provided in Sections 6.01(c), 6.01(d) and 8.04(e), neither the Sirius Board, nor any committee thereof, nor any group of directors, formally or informally, shall:

            (1)   change, withhold, withdraw, qualify or modify or publicly propose or announce or authorize or resolve to, or announce its intention to change, withhold, withdraw, qualify or modify, in each case in a manner adverse to the Other Parties, the Sirius Board Recommendation;

            (2)   authorize, approve, declare advisable, adopt or recommend or propose to publicly authorize, approve, declare advisable, adopt or recommend, any Sirius Acquisition Proposal;

            (3)   authorize, cause or permit Sirius or any Sirius Subsidiary to enter into any Alternative Acquisition Agreement for any Sirius Acquisition Proposal; or

            (4)   fail to include the Sirius Board Recommendation in the Proxy Statement (any action described in clause (1), (2) or (4) of this Section 6.02(b) being referred to as a "Sirius Change of Recommendation").

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        (c)    Sirius Change of Recommendation; Right to Terminate.    Notwithstanding anything in this Agreement to the contrary, at any time after the date of this Agreement and prior to the time, but not after, the Sirius Requisite Vote is obtained, and subject to compliance with the provisions of this Section 6.02(c) in all material respects, if (i) Sirius receives a Sirius Acquisition Proposal that did not result from a material breach of this Section 6.02 (and such proposal is not withdrawn) and the Sirius Board (or a duly authorized committee thereof) determines in good faith, after consultation with outside legal counsel and outside financial advisors, that such Sirius Acquisition Proposal constitutes a Sirius Superior Proposal and, after consultation with outside legal counsel, that failure to effect a Sirius Change of Recommendation in connection with such Sirius Superior Proposal or that failure to terminate this Agreement to enter into an Alternative Acquisition Agreement for such Sirius Superior Proposal would be inconsistent with the Sirius directors' duties under applicable Law then the Sirius Board (or a duly authorized committee thereof) may effect a Sirius Change of Recommendation and/or terminate this Agreement in accordance with Section 8.04(c) or (ii) a Sirius Intervening Event occurs and the Sirius Board (or a duly authorized committee thereof) determines in good faith, after consultation with outside legal counsel, that the failure to effect a Sirius Change of Recommendation would be inconsistent with the Sirius directors' duties under applicable Law, then the Sirius Board (or a duly authorized committee thereof) may effect a Sirius Change of Recommendation; provided, however, that the Sirius Board (or a duly authorized committee thereof) may not take any action contemplated by clause (i) or (ii) pursuant to the foregoing unless:

            (1)   Sirius has provided written notice to the Other Parties of its intention to take such action at least three (3) business days in advance of effecting a Sirius Change of Recommendation or terminating this Agreement (unless at the time such notice is otherwise required to be given there are less than three (3) business days prior to the Sirius Stockholders Meeting, in which case Sirius will provide as much notice as is reasonably practicable (the period inclusive of all such days, the "Sirius Notice Period")), which notice shall specify in reasonable detail the reasons for such action and, if such action is made in response to a Sirius Superior Proposal, such prior written notice shall include a description of the material terms of such Sirius Superior Proposal and a copy of the then existing draft of the definitive agreement providing for such Sirius Superior Proposal and any then existing drafts of the other relevant transaction agreements (it being understood and agreed that any material amendment to the terms of such Sirius Superior Proposal (after having been initially determined by the Sirius Board (or a duly authorized committee thereof) to no longer constitute a Sirius Superior Proposal) shall require a new notice pursuant to this Section 6.02(c)(1) and a new Sirius Notice Period, except that such new Sirius Notice Period in connection with any such amendment shall be for two (2) business days from the time the Other Parties receive such notice (or as much notice as is reasonably practicable if there are less than two (2) business days prior to the Sirius Stockholders Meeting));

            (2)   if such action is made in response to a Sirius Superior Proposal, during the Sirius Notice Period Sirius has negotiated (and directed its outside financial and outside legal advisors to negotiate) with the Other Parties in good faith (to the extent the Other Parties desire to negotiate) to make such adjustments in the terms and conditions of this Agreement so that such Sirius Superior Proposal ceases to

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    constitute (in the good faith determination of the Sirius Board (or a duly authorized committee thereof), after consultation with outside legal counsel and outside financial advisors) a Sirius Superior Proposal; and

            (3)   if such action is made in response to a Sirius Intervening Event, during the Sirius Notice Period, Sirius has negotiated (and directed its outside financial and outside legal advisors to negotiate) with the Other Parties in good faith (to the extent the Other Parties desire to negotiate) to make such adjustments in the terms and conditions of this Agreement such that that the failure to effect a Sirius Change of Recommendation would not be inconsistent with the Sirius directors' duties under applicable Law.

        (d)    Certain Permitted Disclosure.    Nothing contained in this Agreement shall prevent Sirius or the Sirius Board (or a duly authorized committee thereof) from complying with Rule 14d-9 and Rule 14e-2(a) under the Exchange Act or otherwise complying with its disclosure obligations under applicable Law with regard to a Sirius Acquisition Proposal, provided that, if such disclosure has the effect of withdrawing or adversely modifying, or does not restate, the Sirius Board Recommendation, such disclosure shall be deemed to be a Sirius Change of Recommendation.

        6.03    Constellation Acquisition Proposals.

        (a)    No Solicitation or Negotiation.

            (1)   Constellation will, and will cause the Constellation Subsidiaries and its and their respective directors, officers, employees and Affiliates, and shall direct each of its and the Constellation Subsidiaries' other Representatives (to the extent acting on behalf of Constellation) to, immediately cease and cause to be terminated any discussions or negotiations with any person conducted heretofore with respect to any Constellation Acquisition Proposal. Constellation will not, and will cause the Constellation Subsidiaries and its and their respective directors, officers, employees and Affiliates, and shall direct each of its and the Constellation Subsidiaries' other Representatives (to the extent acting on behalf of Constellation) not to, directly or indirectly, (I) solicit, initiate, or knowingly encourage or knowingly facilitate inquiries or proposals for, or engage in any negotiations concerning, or provide any confidential or nonpublic information or data to, or have any discussions with, any person relating to any inquiry, proposal or offer that constitutes, or could reasonably be expected to lead to, a Constellation Acquisition Proposal, (II) engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other person any information in connection with or for the purpose of encouraging or facilitating, any inquiry, proposal or offer that constitutes, or could reasonably be expected to lead to, a Constellation Acquisition Proposal, or (III) approve, recommend or enter into any letter of intent or similar document, agreement, commitment, or agreement in principle with respect to a Constellation Acquisition Proposal. As promptly as practicable following the date hereof (but in any event within three (3) business days of the date hereof), Constellation shall: (1) withdraw and terminate access that was granted to any person (other than the Other Parties and their respective Representatives) to any "data

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    room" (virtual or physical) that was established in connection with the Transactions and (2) exercise and use reasonable best efforts to enforce any contractual rights available to Constellation to cause each person (other than the Other Parties and their respective Representatives) who received non-public or confidential information of any of Constellation or any Constellation Subsidiary to promptly return to Constellation or destroy such information; provided, however, notwithstanding anything to the contrary contained in this Agreement, Constellation shall be permitted to waive or to fail to enforce any provision of any confidentiality, "standstill" or similar obligation to permit a person to make a confidential Constellation Acquisition Proposal directly to the Constellation Board (or a duly authorized committee thereof) if the Constellation Board (or a duly authorized committee thereof) determines in good faith that any such failure to waive or to not enforce would result in a breach of its duties under applicable Law. Notwithstanding anything in this Agreement to the contrary, if at any time after the date of this Agreement and prior to the time, but not after, the Constellation Requisite Vote is obtained, Constellation and its Representatives may (A) provide information in response to a request therefor by a person or persons who has made a written Constellation Acquisition Proposal that did not result from a material breach of this Section 6.03(a) if Constellation receives from the person or persons so requesting such information an executed confidentiality agreement (containing a standstill provision and other provisions limiting the use and disclosure of non-public written and oral information furnished to such person by or on behalf of Constellation not materially less favorable to Constellation than the provisions of the Confidentiality Agreements) and, as contemplated below, Constellation discloses to the Other Parties (and, if applicable, provides copies to the Other Parties of) such written Constellation Acquisition Proposal and any nonpublic information provided to such person or persons to the extent not previously so provided to such Other Party, and (B) engage or participate in any discussions or negotiations with any person who has made such a written Constellation Acquisition Proposal, if and only to the extent that, in each such case referred to in clause (A) or (B) above, the Constellation Board (or a duly authorized committee thereof) has determined in good faith based on the information then available and after consultation with outside legal counsel and outside financial advisors that such Constellation Acquisition Proposal either constitutes a Constellation Superior Proposal or could reasonably be expected to lead to a Constellation Superior Proposal. Without limiting the foregoing, it is understood that any violation of the foregoing restrictions by the Representatives or Affiliates of any of Constellation or any Constellation Subsidiary shall be deemed to be a breach of this Section 6.03 by Constellation.

            (2)   Constellation will promptly (and in no event later than forty-eight (48) hours after receipt thereof) notify the Other Parties in writing if any Constellation Acquisition Proposal is received by Constellation, or any discussions or negotiations are sought to be initiated with Constellation in respect of such Constellation Acquisition Proposal, and shall, in any such notice to the Other Parties, indicate the identity of the person making, and the material terms and conditions of such Constellation Acquisition Proposal (and shall include with such notice copies of any written Constellation Acquisition Proposal, including any proposed transaction agreement), and thereafter shall promptly (i) keep the Other Parties reasonably

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    informed of all material developments affecting the status and terms of any such Constellation Acquisition Proposals and of the status of any such discussions or negotiations and (ii) provide the Other Parties with any written supplements or written additions to any written Constellation Acquisition Proposal, including any revisions to any proposed transaction agreement. Neither Constellation nor any Constellation Subsidiary will enter into any agreement with any person subsequent to the date of this Agreement which prohibits Constellation from providing any information to the Other Parties in accordance with this Section 6.03.

        (b)    No Change of Recommendation.    Except as expressly provided in Sections 6.03(c), 6.03(d) and 8.05(e), neither the Constellation Board, nor any committee thereof, nor any group of directors, formally or informally, shall:

            (1)   change, withhold, withdraw, qualify or modify or publicly propose or announce or authorize or resolve to, or announce its intention to change, withhold, withdraw, qualify or modify, in each case in a manner adverse to the Other Parties, the Constellation Board Recommendation;

            (2)   authorize, approve, declare advisable, adopt or recommend or propose to publicly authorize, approve, declare advisable, adopt or recommend, any Constellation Acquisition Proposal;

            (3)   authorize, cause or permit Constellation or any Constellation Subsidiary to enter into any Alternative Acquisition Agreement for any Constellation Acquisition Proposal; or

            (4)   fail to include the Constellation Board Recommendation in the Proxy Statement (any action described in clause (1), (2) or (4) of this Section 6.03(b) being referred to as a "Constellation Change of Recommendation").

        (c)    Constellation Change of Recommendation; Right to Terminate.    Notwithstanding anything in this Agreement to the contrary, at any time after the date of this Agreement and prior to the time, but not after, the Constellation Requisite Vote is obtained, and subject to compliance with the provisions of this Section 6.03(c) in all material respects, if (i) Constellation receives a Constellation Acquisition Proposal that did not result from a material breach of this Section 6.03 (and such proposal is not withdrawn) and the Constellation Board (or a duly authorized committee thereof) determines in good faith, after consultation with outside legal counsel and outside financial advisors, that such Constellation Acquisition Proposal constitutes a Constellation Superior Proposal and, after consultation with outside legal counsel, that failure to effect a Constellation Change of Recommendation in connection with such Constellation Superior Proposal or that failure to terminate this Agreement to enter into an Alternative Acquisition Agreement for such Constellation Superior Proposal would be inconsistent with the Constellation directors' duties under applicable Law, then the Constellation Board (or a duly authorized committee thereof) may effect a Constellation Change of Recommendation and/or terminate this Agreement in accordance with Section 8.05(e) or (ii) a Constellation Intervening Event occurs and the Constellation Board (or a duly authorized committee thereof) determines in good faith, after consultation with outside legal counsel, that

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the failure to effect a Constellation Change of Recommendation would be inconsistent with the Constellation directors' duties under applicable Law, then the Constellation Board (or a duly authorized committee thereof) may effect a Constellation Change of Recommendation; provided, however, that the Constellation Board (or a duly authorized committee thereof) may not take any action contemplated by clause (i) or (ii) pursuant to the foregoing unless:

            (1)   Constellation has provided written notice to the Other Parties of its intention to take such action at least three (3) business days in advance of effecting a Constellation Change of Recommendation or terminating this Agreement (unless at the time such notice is otherwise required to be given there are less than three (3) business days prior to the Constellation Stockholders Meeting, in which case Constellation will provide as much notice as is reasonably practicable (the period inclusive of all such days, the "Constellation Notice Period")), which notice shall specify in reasonable detail the reasons for such action and, if such action is made in response to a Polaris Superior Proposal, such prior written notice shall include a description of the material terms of such Constellation Superior Proposal and a copy of the then existing draft of the definitive agreement providing for such Constellation Superior Proposal and any existing drafts of the other relevant transaction agreements (it being understood and agreed that any material amendment to the terms of such Constellation Superior Proposal (after having been initially determined by the Constellation Board (or a duly authorized committee thereof) to no longer constitute a Constellation Superior Proposal) shall require a new notice pursuant to this Section 6.03(c)(1) and a new Constellation Notice Period, except that such new Constellation Notice Period in connection with any such amendment shall be for two (2) business days from the time the Other Parties receive such notice (or as much notice as is reasonably practicable if there are less than two (2) business days prior to the Constellation Stockholders Meeting));

            (2)   if such action is made in response to a Constellation Superior Proposal, during the Constellation Notice Period Constellation has negotiated (and directed its outside financial and outside legal advisors to negotiate) with the Other Parties in good faith (to the extent the Other Parties desire to negotiate) to make such adjustments in the terms and conditions of this Agreement so that such Constellation Superior Proposal ceases to constitute (in the good faith determination of the Constellation Board (or a duly authorized committee thereof), after consultation with outside legal counsel and outside financial advisors) a Constellation Superior Proposal; and

            (3)   if such action is made in response to a Constellation Intervening Event, during the Constellation Notice Period, Constellation has negotiated (and directed its outside financial and outside legal advisors to negotiate) with the Other Parties in good faith (to the extent the Other Parties desire to negotiate) to make such adjustments in the terms and conditions of this Agreement such that the failure to effect a Constellation Change of Recommendation would not be inconsistent with the Constellation directors' duties under applicable Law.

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        (d)    Certain Permitted Disclosure.    Nothing contained in this Agreement shall prevent Constellation or the Constellation Board (or a duly authorized committee thereof) from complying with Rule 14d-9 and Rule 14e-2(a) under the Exchange Act or otherwise complying with its disclosure obligations under applicable Law with regard to a Constellation Acquisition Proposal, provided that, if such disclosure has the effect of withdrawing or adversely modifying, or does not restate, the Constellation Board Recommendation, such disclosure shall be deemed to be a Constellation Change of Recommendation.

        6.04    Preparation of the Form S-4 and the Proxy Statement.

        (a)   As promptly as practicable following the date of this Agreement, (i) the parties shall jointly prepare the Proxy Statement in preliminary form, and (ii) Polaris shall prepare, and cause New Polaris to file with the SEC, the Form S-4 with respect to the New Polaris Common Shares and the shares of New Polaris Preferred Stock issuable in the Mergers and in connection with the settlement or exercise as of or after Closing of the Polaris Equity Awards, the Sirius Equity Awards and the Constellation Equity Award, which will include the Proxy Statement and a prospectus of New Polaris. Each of the parties shall use its reasonable best efforts to (x) have the Proxy Statement cleared by the SEC and the Form S-4 declared effective under the Securities Act as promptly as practicable after such filing, (y) ensure that the Proxy Statement and Form S-4 comply in all material respects with the applicable provisions of the Exchange Act or Securities Act, and (z) keep the Form S-4 effective for so long as necessary to complete the Mergers. Each of the parties shall promptly furnish all information concerning itself, its Affiliates, and the holders of its stock to the Other Parties and provide such other assistance as may be reasonably requested or necessary in connection with the preparation, filing and distribution of the Form S-4 and Proxy Statement. Subject to Sections 6.01(c), 6.01(d), 6.02(c), 6.02(d), 6.03(c) and 6.03(d), as applicable, the Form S-4 and Proxy Statement shall include all information reasonably requested by such Other Party to be included therein. Each of the parties shall promptly notify the Other Parties upon the receipt of any comments from the SEC or any request from the SEC for amendments or supplements to the Form S-4 or Proxy Statement, and shall, as promptly as practicable after receipt thereof, provide the other with copies of all correspondence between it and its Representatives, on one hand, and the SEC, on the other hand, and all written comments with respect to the Proxy Statement or the Form S-4 received from the SEC and notify the Other Parties of any oral comments with respect to the Proxy Statement or the Form S-4 received from the SEC. Each of the parties shall use its reasonable best efforts to respond as promptly as practicable to any comments from the SEC with respect to the Proxy Statement, and Polaris shall use its reasonable best efforts to cause New Polaris to respond as promptly as practicable to any comment from the SEC with respect to the Form S-4. Notwithstanding the foregoing, prior to filing the Form S-4 (or any amendment or supplement thereto) or mailing the Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, each of the parties shall cooperate with and provide to the Other Parties a reasonable opportunity to review and comment on such document or response (including the proposed final version of such document or response) and shall consider in good faith including in such document or response any comments reasonably proposed by the Other Parties. Each of the parties shall notify the Other Parties, promptly after it receives notice thereof, of the time of the effectiveness of the Form S-4, the issuance of any stop order relating thereto or the suspension of the qualification of the New Polaris Common Shares or the shares of New Polaris Preferred Stock issuable in connection with

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the Mergers, the settlement or exercise as of or after Closing of the Polaris Equity Awards, the Sirius Equity Awards, Constellation Equity Awards for offering or sale in any jurisdiction, and each of the parties shall use its reasonable best efforts to have any such stop order or suspension lifted, reversed or otherwise terminated. The parties shall also take any other action required to be taken under the Securities Act, the Exchange Act, any applicable foreign or state securities or "blue sky" Laws and the rules and regulations thereunder, the DGCL or the MGCL, as applicable, and the rules of the NYSE in connection with the filing and distribution of the Proxy Statement and the Form S-4, and the solicitation of proxies from the common stockholders of each of the parties thereunder.

        (b)   Each of the parties shall, upon request, furnish to the Other Parties all information concerning itself, its Subsidiaries, its directors, officers and (to the extent reasonably available to the applicable party) stockholders and such other matters as may be reasonably necessary or advisable in connection with any statement, filing, notice or application made by or on behalf of the parties or any of their respective Subsidiaries to the NYSE or any Governmental Authority (including the Form S-4 and the Proxy Statement) in connection with the Transactions. In addition, each of Polaris, Sirius and Constellation will use its reasonable best efforts to (i) provide interim financial statements (including footnotes) of Polaris and the Polaris Subsidiaries, Sirius and the Sirius Subsidiaries or Constellation and the Constellation Subsidiaries, as applicable, that are required by the Securities Act to be included in the Form S-4 that have been reviewed by its independent registered public accounting firm, (ii) provide management's discussion and analysis of interim and annual consolidated financial statements, (iii) request its independent registered public accounting firm to consent to the inclusion or incorporation by reference of the audit reports on its annual audited consolidated financial statements included in the Form S-4, and (iv) provide information concerning Polaris, Sirius or Constellation, as applicable, necessary to enable the parties to prepare required pro forma financial statements and related footnotes, in each case, to the extent reasonably necessary to permit New Polaris to prepare the Form S-4. Notwithstanding the foregoing and except as required by applicable Law, no party shall furnish any information that is the subject of any confidentiality agreement with any third party (provided that the withholding party shall use its reasonable best efforts to obtain the required consent of such third party with respect to furnishing such information) or subject to any attorney client privilege (provided that the withholding party shall use its reasonable best efforts to permit the furnishing of such information in a manner that does not result in loss or waiver of privilege).

        (c)   If, at any time prior to receipt of the Polaris Requisite Votes, the Sirius Requisite Vote or the Constellation Requisite Vote, any information relating to Polaris, Sirius, Constellation or any of their respective Affiliates, should be discovered by Polaris, Sirius or Constellation which, in the reasonable judgment of Polaris, Sirius or Constellation, should be set forth in an amendment of, or a supplement to, any of the Form S-4 or the Proxy Statement, so that any of such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the Other Parties, and the parties shall cooperate in the prompt filing with the SEC of any necessary amendment of, or supplement to, the Proxy Statement or the Form S-4, as applicable and, to the extent required by Law, in disseminating the information contained in such amendment or supplement to common stockholders of Polaris, Sirius or Constellation. Nothing

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in this Section 6.04(c) shall limit the obligations of any party under Section 6.04(a). For purposes of this Section 6.04, any information concerning or related to Polaris, its Affiliates or the Polaris Stockholders Meeting will be deemed to have been provided by Polaris, any information concerning or related to Sirius or its Affiliates or the Sirius Stockholders Meeting will be deemed to have been provided by Sirius, and any information concerning or related to Constellation or its Affiliates or the Constellation Stockholders Meeting will be deemed to have been provided by Constellation.

        6.05    Stockholders Meetings.

        (a)   Polaris, acting through the Polaris Board (or a duly authorized committee thereof), shall, as promptly as practicable after the Form S-4 is declared effective, take all action required by the DGCL and its Organizational Documents and the applicable requirements of the NYSE necessary to duly call, give notice of, convene and hold as promptly as practicable a meeting of the common stockholders of Polaris for the purpose of adopting and approving this Agreement, the Redomestication Merger, the New Polaris Charter, the Polaris Sirius Stock Issuance and the Polaris Constellation Stock Issuance and the other Transactions (as they may be combined or separately required to be proposed or presented) and any other matters required to be voted on by the common stockholders of Polaris in connection with the Transactions (including any postponement, adjournment or recess thereof, the "Polaris Stockholders Meeting"); provided that Polaris may postpone, recess or adjourn such meeting solely (1) to the extent required by applicable Law, (2) with the prior written consent of the Other Parties, (3) to allow reasonable additional time to solicit additional proxies to the extent Polaris reasonably believes necessary in order to obtain the Polaris Requisite Votes, (4) in the absence of a quorum and (5) if Polaris has delivered any notice contemplated by Section 6.01(c) and the time periods contemplated by Section 6.01(c) have not expired; provided further that, in each case, Polaris shall not be permitted to postpone, recess or adjourn such meeting to a date after the date that is three (3) business days prior to the Outside Date.

        (b)   Sirius, acting through the Sirius Board (or a duly authorized committee thereof), shall, as promptly as practicable after the Form S-4 is declared effective, take all action required by the MGCL and its Organizational Documents and the applicable requirements of the NYSE necessary to duly call, give notice of, convene and hold as promptly as practicable a meeting of the holders of the Sirius Shares for the purpose of adopting the Sirius Upstream Merger, approving the New Holdco Merger, the Sirius-Polaris Merger, the LLC Conversion and the other Transactions, to the extent applicable to Sirius (as they may be combined or separately required to be proposed or presented) and any other matters required to be voted on by the common stockholders of Sirius in connection with the Transactions (including any postponement, adjournment or recess thereof, the "Sirius Stockholders Meeting"); provided that Sirius may postpone, recess or adjourn such meeting solely (1) to the extent required by applicable Law, (2) with the prior written consent of the Other Parties, (3) to allow reasonable additional time to solicit additional proxies to the extent Sirius reasonably believes necessary in order to obtain the Sirius Requisite Vote, (4) in the absence of a quorum and (5) if Sirius has delivered any notice contemplated by Section 6.02(c) and the time periods contemplated by Section 6.02(c) have not expired; provided further that, in each case, Sirius shall not be permitted to postpone, recess or adjourn such meeting to a date after the date that is three (3) business days prior to the Outside Date.

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        (c)   Constellation, acting through the Constellation Board (or a duly authorized committee thereof), shall, as promptly as practicable after the Form S-4 is declared effective, take all action required by the MGCL and its Organizational Documents and the applicable requirements of the NYSE necessary to duly call, give notice of, convene and hold as promptly as practicable a meeting of the holders of the Constellation Shares for the purpose of approving the Constellation-Polaris Merger and the other Transactions, to the extent applicable to Constellation, (as they may be combined or separately required to be proposed or presented) and any other matters required to be voted on by the common stockholders of Constellation in connection with the Transactions (including any postponement, adjournment or recess thereof, the "Constellation Stockholders Meeting"); provided that Constellation may postpone, recess or adjourn such meeting solely (1) to the extent required by applicable Law, (2) with the prior written consent of the Other Parties, (3) to allow reasonable additional time to solicit additional proxies to the extent Constellation reasonably believes necessary in order to obtain the Constellation Requisite Vote, (4) in the absence of a quorum and (5) if Constellation has delivered any notice contemplated by Section 6.03(c) and the time periods contemplated by Section 6.03(c) have not expired; provided further that, in each case, Constellation shall not be permitted to postpone, recess or adjourn such meeting to a date after the date that is three (3) business days prior to the Outside Date.

        (d)   The parties shall use their reasonable best efforts to hold the Polaris Stockholders Meeting, the Sirius Stockholders Meeting and the Constellation Stockholders Meeting on the same day.

        (e)   Unless this Agreement is validly terminated in accordance with Article VIII, Polaris shall submit this Agreement, the Redomestication Merger, the New Polaris Charter, the Polaris Sirius Stock Issuance, the Polaris Constellation Stock Issuance and the other Transactions for consideration and adoption and approval at the Polaris Stockholders Meeting even if the Polaris Board (or a duly authorized committee thereof) shall have effected a Polaris Change of Recommendation, in which case the Polaris Board (or a duly authorized committee thereof) may submit this Agreement, the Redomestication Merger, the New Polaris Charter, the Polaris Sirius Stock Issuance, the Polaris Constellation Stock Issuance and the other Transactions to its stockholders without recommendation and may communicate the basis for its lack of a recommendation to its stockholders in the Proxy Statement or an appropriate amendment or supplement thereto.

        (f)    Unless this Agreement is validly terminated in accordance with Article VIII, Sirius shall submit the Sirius LP Merger, the Sirius Upstream Merger, the New Holdco Merger, the Sirius-Polaris Merger and the other Transactions, to the extent applicable to Sirius, for consideration and adoption and approval at the Sirius Stockholders Meeting even if the Sirius Board (or a duly authorized committee thereof) shall have effected a Sirius Change of Recommendation in which case the Sirius Board (or a duly authorized committee thereof) may submit the Sirius LP Merger, the Sirius Upstream Merger, the New Holdco Merger, the Sirius-Polaris Merger and the other Transactions, to the extent applicable to Sirius, to its stockholders without recommendation and may communicate the basis for its lack of a recommendation to its stockholders in the Proxy Statement or an appropriate amendment or supplement thereto.

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        (g)   Unless this Agreement is validly terminated in accordance with Article VIII, Constellation shall submit the Constellation-Polaris Merger and the other Transactions, to the extent applicable to Constellation, for consideration and adoption and approval at the Constellation Stockholders Meeting even if the Constellation Board (or a duly authorized committee thereof) shall have effected a Constellation Change of Recommendation in which case the Constellation Board (or a duly authorized committee thereof) may submit the Constellation-Polaris Merger and the other Transactions, to the extent applicable to Constellation, to its stockholders without recommendation and may communicate the basis for its lack of a recommendation to its stockholders in the Proxy Statement or an appropriate amendment or supplement thereto.

        6.06    Actions.

        (a)   On the terms and subject to the conditions of this Agreement, each party (including, to the extent applicable, Polaris in its capacity as the external manager of Sirius pursuant to the Sirius Management Agreement) will use its reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, proper or desirable under applicable Laws, so as to permit consummation of the Mergers as promptly as practicable in accordance with this Agreement and otherwise to enable consummation of the Transactions, and each will cooperate fully with, and furnish information to, the Other Parties to those ends.

        (b)   The parties and their respective Subsidiaries will cooperate and use their respective reasonable best efforts to prepare as promptly as practicable all documentation, to effect all filings and to obtain all permits, consents, approvals and authorizations of all third parties and Governmental Authorities necessary to consummate the Mergers (including Requisite Regulatory Approvals) and the other Transactions and will make all necessary filings in respect of the Requisite Regulatory Approvals as soon as practicable. Each of the parties will have the right to review in advance, and to the extent practicable each will consult with the Other Parties, in each case subject to applicable Laws relating to the exchange of information, with respect to all written information submitted to any third party or any Governmental Authority in connection with the Requisite Regulatory Approvals. In addition, each party shall, and shall cause its Subsidiaries, to use their respective reasonable best efforts to obtain any consents, approvals or waivers under any material Contract pursuant to which the Transactions could give rise to a default or acceleration (following the provision of any notice, passage of time or both) thereunder and to take any further actions reasonably requested by an Other Party to avoid any such default or acceleration. In exercising the foregoing rights, each of the parties will act reasonably and as promptly as practicable. Each party will consult with the Other Parties with respect to obtaining all material permits, consents, approvals and authorizations of all third parties and Governmental Authorities necessary or advisable to consummate the Transactions and each party will keep the Other Parties apprised of the status of material matters relating to completion of the Transactions. At the written request of any party not less than sixty (60) days prior to the anticipated Closing Date, the parties shall take the actions specified on Section 6.06(b) of the Constellation Disclosure Letter.

        (c)   Each party will, upon request, furnish the Other Parties with all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other

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matters as may be reasonably necessary or advisable in connection with any filing, notice or application made by or on behalf of such Other Party or any of their respective Subsidiaries with or to any third party or Governmental Authority in connection with the Transactions.

        (d)   Without limiting the foregoing, each party shall:

            (1)   make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the Transactions as promptly as practicable following the date hereof and to supply as promptly as practicable any additional information and documentary material that may be requested by a Governmental Authority pursuant to the HSR Act and to take any and all other actions reasonably necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable; and

            (2)   make an appropriate filing with Financial Industry Regulatory Authority ("FINRA"), if required by the rules and regulations of FINRA, with respect to the Transactions as promptly as practicable following the date hereof and to supply as promptly as practicable any additional information and documentary material that may be requested by FINRA pursuant to NASD Rule 1017 and all other applicable rules and to take any and all other actions reasonably necessary to obtain the necessary approvals of FINRA; and

            (3)   make appropriate filings with respect to any other Requisite Regulatory Approvals, in each case, as promptly as practicable after the date hereof and to take any and all other actions reasonably necessary to obtain the necessary approvals of the applicable Governmental Authorities.

        (e)   In furtherance and not in limitation of the covenants of the parties contained in this Section 6.06, if any administrative or judicial action or proceeding, including any proceeding by a private person, is instituted (or threatened to be instituted) challenging the Transactions ("Transaction Litigation"), such party against whom the action or proceeding has been brought (or that has Knowledge such action or proceeding has been threatened), shall promptly notify the Other Parties thereof. The parties shall reasonably cooperate and consult each other in good faith on any material decisions in the defense of any Transaction Litigation and none of the parties shall settle, compromise, come to an arrangement regarding or agree to settle, compromise or come to an arrangement regarding any such Transaction Litigation, without each of the Other Party's prior written consent (such consent not to be unreasonably withheld, conditioned or delayed).

        6.07    Press Releases.     Each party will consult with the Other Parties before issuing any press release, written and broadly disseminated employee communication or other written stockholder communication with respect to the Mergers or the other Transactions or this Agreement and will not issue any such stockholder communication or make any such public statement with respect to the Mergers or the other Transactions or this Agreement without the prior written consent of the Other Parties, which will not be unreasonably withheld, delayed or conditioned; provided that a party may, without the prior written consent of the Other Parties (but after prior consultation, to the extent practicable in the circumstances), issue such

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communication or make such public statement as may be required by applicable Law or securities exchange rules; provided, further, that a party may, without the prior written consent of the Other Parties, and without consultation, issue any communications relating to a Polaris Acquisition Proposal, Sirius Acquisition Proposal or Constellation Acquisition Proposal, as applicable; provided, further, that any such communication relating to a Polaris Acquisition Proposal, Sirius Acquisition Proposal or Constellation Acquisition Proposal that does not restate the Polaris Board Recommendation, Sirius Board Recommendation or Constellation Board Recommendation, respectively, shall be a Polaris Change of Recommendation, Sirius Change of Recommendation or Constellation Change of Recommendation, as the case may be. The parties will use their respective reasonable best efforts to cooperate on a prompt basis to develop all public communications and make appropriate members of management available at presentations related to the Transactions as reasonably requested by the Other Parties. Notwithstanding the foregoing, nothing in this Section 6.07 limits the obligations of Polaris, Sirius and Constellation under Section 6.01, Section 6.02 and Section 6.03, respectively.

        6.08    Access; Information.

        (a)   Each of the parties agrees that upon reasonable notice and subject to applicable Laws relating to the exchange of information, it will (and will cause its Subsidiaries to) afford the Other Parties, and the Other Parties' respective directors, officers, employees, counsel, accountants and other authorized Representatives, reasonable access during normal business hours throughout the period from the date hereof until the Constellation-Polaris Merger Effective Time to the books, records (including Tax Returns and work papers of independent auditors), properties, personnel and to such other information as the Other Parties may reasonably request and, during such period, each party will furnish promptly to the Other Parties (1) a copy of each report, schedule and other document filed by it pursuant to the requirements of federal or state securities Laws, and (2) such other information concerning the business, properties and personnel of it as the other may reasonably request. None of the parties will be required to afford access or disclose information that would jeopardize attorney-client privilege or contravene any binding agreement with any third party. The parties will use their respective reasonable best efforts to make appropriate substitute arrangements in circumstances where the previous sentence applies.

        (b)   Each party will hold any information which is nonpublic and confidential to the extent required by, and in accordance with, the confidentiality agreements between the parties (the "Confidentiality Agreements").

        6.09    Takeover Laws and Provisions.     Each party shall not, and shall cause its respective Subsidiaries not to, take any action that would, or would reasonably be expected to, cause any Takeover Law to become applicable to this Agreement, the Transactions, or grant any waiver under any Takeover Law with respect to any Sirius Acquisition Proposal, Polaris Acquisition Proposal or Constellation Acquisition Proposal, as applicable, or other transaction with a third party. If any Takeover Law is or may become applicable to the Transactions, each of the parties and the respective board or directors shall grant such approvals and shall use its respective reasonable best efforts to take such actions so that the Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize the effects of any Takeover Law on the Transactions.

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Nothing in this Section 6.09 shall be construed to permit Polaris to do any act that would constitute a violation or breach of, or as a waiver of any of Sirius' or Constellation's rights under, any other provision of this Agreement.

        6.10    Indemnification.

        (a)   From and after the Constellation-Polaris Merger Effective Time, New Polaris shall indemnify and hold harmless, to the fullest extent permitted under applicable Law (and New Polaris shall also advance reasonable expenses as incurred to the fullest extent permitted under applicable Law; provided that the person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such person is not entitled to indemnification), each present and former director or officer of Polaris, Sirius and Constellation and each of their respective Subsidiaries, in each case, when such individual is acting in such capacity (collectively, the "Indemnified Parties" and each, an "Indemnified Party") against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Applicable Effective Time arising out of the Transactions.

        (b)   Without limiting the foregoing, for a period of six years from and after the Constellation-Polaris Merger Effective Time, New Polaris shall not and shall not permit the New Polaris Subsidiaries to amend, repeal or otherwise modify any provision in the New Polaris Constituent Documents relating to the exculpation or indemnification (including fee advancement) of any Indemnified Parties in any manner that would adversely affect the rights thereunder of any Indemnified Parties, it being the intent of the parties that the Indemnified Parties shall continue to be entitled to such exculpation and indemnification (including fee advancement) to the fullest extent permitted under applicable Law as provided in Section 6.10(a). New Polaris shall, and shall cause the New Polaris Subsidiaries to, honor and perform under all indemnification obligations owed to any of the Indemnified Parties.

        (c)   Any Indemnified Party wishing to claim indemnification under Section 6.10(a), upon learning of any such claim, action, suit, proceeding or investigation, shall promptly notify New Polaris thereof, but the failure to so notify shall not relieve New Polaris of any liability it may have to such Indemnified Party except to the extent such failure materially prejudices the indemnifying party (and only to the extent of such prejudice). In the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the Applicable Effective Time), (1) New Polaris shall have the right to assume the defense thereof, and New Polaris shall not be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that if New Polaris elects not to assume such defense or counsel for the Indemnified Parties and advises that there are issues which raise conflicts of interest between New Polaris and the Indemnified Parties, the Indemnified Parties may retain counsel satisfactory to them, and New Polaris shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received; provided, however, that New Polaris shall be obligated pursuant to this Section 6.10(c) to pay for only one firm of counsel for all Indemnified Parties in any jurisdiction unless the use of one counsel for such

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Indemnified Parties would present such counsel with a conflict of interest, provided that the fewest number of counsels necessary to avoid conflicts of interest shall be used; (2) the Indemnified Parties will cooperate in the defense of any such matter, and (3) New Polaris shall not be liable for any settlement effected without its prior written consent; and provided further that New Polaris shall not have any obligation hereunder to any Indemnified Party if and when a court of competent jurisdiction shall ultimately determine, and such determination shall have become final, that the indemnification of such Indemnified Party in the manner contemplated hereby is prohibited by applicable Law.

        (d)   Prior to Closing, New Polaris shall obtain and fully pay for "tail" insurance policies with a claims period of at least six years from and after the Constellation-Polaris Merger Effective Time from an insurance carrier with the same or better credit rating as Polaris', Sirius' and Constellation's current insurance carriers with respect to directors' and officers' liability insurance and fiduciary liability insurance (collectively, "D&O Insurance") with benefits and levels of coverage at least as favorable as Polaris', Sirius' and Constellation's existing policies with respect to matters existing or occurring at or prior to the Applicable Effective Time (including in connection with this Agreement or the Transactions or actions contemplated hereby). If New Polaris fails to obtain such "tail" insurance policies as of the Constellation-Polaris Merger Effective Time, New Polaris shall maintain in effect for a period of at least six years from and after the Constellation-Polaris Merger Effective Time the D&O Insurance in place as of the date of this Agreement, with benefits and levels of coverage at least as favorable as provided in Polaris', Sirius' and Constellation's existing policies as of the date of this Agreement, or New Polaris shall use its reasonable best efforts to purchase comparable D&O Insurance for such six-year period with benefits and levels of coverage at least as favorable as provided in New Polaris' existing policies as of the date of this Agreement.

        (e)   If New Polaris or any of its successors or assigns (1) shall consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (2) shall transfer all or substantially all of its properties and assets to any individual, corporation or other entity, then, and in each such case, proper provisions shall be made so that the successors and assigns of Polaris shall assume all of the obligations set forth in this Section 6.10.

        (f)    The provisions of this Section 6.10 are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties.

        (g)   The rights of each of the Indemnified Parties under this Section 6.10 shall be in addition to any rights such Indemnified Parties may have under the Organizational Documents of Polaris, Sirius, Constellation or any of their respective Subsidiaries, or under any applicable contracts or Laws. The parties acknowledge and agree that upon the consummation of the Constellation-Polaris Merger, New Polaris (as the successor to Constellation) shall be bound by the terms of that certain Contribution and Implementation Agreement, dated as of December 23, 2014, by and among Constellation and the other parties signatory thereto, including the indemnification obligations set forth in Section 7.11 thereof, and shall be responsible for the observance and full performance of the obligations of Constellation thereunder.

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        6.11    Employee Matters.

        (a)   With respect to any Benefit Plan in which (x) any employee of New Polaris and the New Polaris Subsidiaries who is employed as of immediately prior to the Sirius-Polaris Merger Effective Time and who remains an employee of New Polaris or any of its Affiliates upon the Sirius-Polaris Merger Effective Time (each, a "New Polaris Continuing Employee"), (y) any employee of Sirius and the Sirius Subsidiaries who is employed as of immediately prior to the Sirius-Polaris Merger Effective Time and who becomes an employee of New Polaris or any of its Affiliates at the Sirius-Polaris Merger Effective Time (each, a "Sirius Continuing Employee") or (z) any employee of Constellation and the Constellation Subsidiaries who is employed as of immediately prior to the Constellation-Polaris Merger Effective Time and who becomes an employee of New Polaris or any of its Affiliates at the Constellation-Polaris Merger Effective Time (each, a "Constellation Continuing Employee" and collectively, with the New Polaris Continuing Employees and the Sirius Continuing Employees, the "Continuing Employees") first becomes eligible to participate on or after the Applicable Effective Time and in which such Continuing Employee did not participate prior to the Applicable Effective Time, New Polaris shall take commercially reasonable efforts, subject to the approval of any applicable insurance carrier, to (1) cause any pre-existing conditions or limitations and eligibility waiting periods under any group health plans to be waived with respect to the Continuing Employees and their eligible dependents, (2) give each Continuing Employee credit for the plan year in which the Applicable Effective Time occurs towards applicable deductibles and annual out-of-pocket limits for medical expenses incurred prior to the Applicable Effective Time (to the same extent that such credit was given under the analogous Polaris Plan, Constellation Plan or Sirius Plan, as applicable, prior to the Applicable Effective Time), for which payment has been made and (3) give each Continuing Employee service credit for such Continuing Employee's employment with New Polaris and any of its Affiliates, Sirius and the Sirius Subsidiaries or Constellation and the Constellation Subsidiaries (or their respective predecessor entities), as applicable, for purposes of vesting, benefit accrual and eligibility to participate under each applicable Benefit Plan (to the extent such service is taken into account under the applicable Benefit Plan), as if such service had been performed with such party, except for benefit accrual under defined benefit pension plans or retiree medical plans, for purposes of qualifying for subsidized early retirement benefits or to the extent it would result in a duplication of benefits.

        (b)   New Polaris shall honor all employee benefit obligations to current and former employees under the Polaris Plans set forth in Section 6.11(b) of the Polaris Disclosure Letter. New Polaris shall honor all employee benefit obligations to current and former employees under the Sirius Plans set forth in Section 6.11(b) of the Sirius Disclosure Letter. New Polaris shall honor all employee benefit obligations to current and former employees under the Constellation Plans set forth in Section 6.11(b) of the Constellation Disclosure Letter.

        (c)   Immediately prior to the Closing, each party shall pay each eligible employee an annual incentive bonus in respect of the 2016 fiscal year in a manner consistent with past practice, including whether such bonus is paid in cash and/or in Polaris Equity Awards, Sirius Equity Awards, or Constellation Equity Awards, as applicable, with such bonus based on actual performance for the 2016 fiscal year or, to the extent applicable, based on projections relating to performance for the 2016 fiscal year and otherwise subject to the limits set forth on

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Section 6.11(c) of the Polaris Disclosure Letter, Section 6.11(c) of the Sirius Disclosure Letter and Section 6.11(c) of the Constellation Disclosure Letter, as applicable.

        (d)   Nothing contained in this Agreement is intended to (1) be treated as an amendment of any particular Benefit Plan or as constituting a contract of employment or a guarantee of any future level or compensation or employee benefits, (2) prevent New Polaris or any of its Affiliates from amending or terminating any Polaris Plan or, after the Sirius-Polaris Merger Effective Time, any Sirius Plan in accordance with its terms or, after the Constellation-Polaris Merger Effective Time, any Constellation Plan in accordance with its terms, (3) prevent New Polaris or any of its Affiliates from terminating the employment of any Continuing Employee, or (4) create any third-party beneficiary rights in any current or former employee of (x) Polaris or any of its Affiliates, (y) Sirius or any Sirius Subsidiary or (z) Constellation or any Constellation Subsidiary, any beneficiary or dependent thereof, or any collective bargaining representative thereof, with respect to the compensation, terms and conditions of employment and/or benefits that may be provided to any Continuing Employee by New Polaris or any of its Affiliates or under any benefit plan which New Polaris or its Affiliates may maintain.

        6.12    Notification of Certain Matters.     Each party shall give prompt notice to the Other Parties of any fact, event or circumstance known to it that (a) could reasonably likely, individually or taken together with all other facts, events and circumstances known to it, result in any Material Adverse Effect with respect to it or (b) would cause or constitute a material breach of any of its representations, warranties, covenants or agreements contained herein that reasonably could be expected to give rise, individually or in the aggregate, to the failure of a condition in Article VII.

        6.13    Rule 16b-3.     Prior to the Applicable Effective Time, Polaris, Constellation and Sirius shall be permitted to take such steps as may be reasonably necessary or advisable to cause any dispositions or acquisitions of Polaris, Constellation and Sirius securities (including derivative securities), as applicable, pursuant to the Transactions by each individual (including any person who is deemed to be a "director by deputization" under applicable securities Laws) who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Polaris, Constellation or Sirius to be exempt under Rule 16b-3 promulgated under the Exchange Act.

        6.14    Certain Tax Matters.

        (a)   The parties shall use their respective reasonable best efforts to cause each of the Redomestication Merger and the New Holdco Merger together with the LLC Conversion to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code and each Public Merger to qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the parties shall take any action, or fail to take any action, that could reasonably be expected to cause the Redomestication Merger or the New Holdco Merger together with the LLC Conversion to fail to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code or any Public Merger to fail to qualify as a reorganization within the meaning of Section 368(a) of the Code. The parties shall use their respective reasonable best efforts to obtain or cause to be provided, as appropriate, the opinions of counsel described in Sections 7.02 (g) and (h), 7.03(g) and (h) and 7.04(g) and (h), respectively. Provided that (i) Polaris shall have

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received the opinion of counsel referred to in Section 7.02(h), (ii) Sirius shall have received the opinions of counsel referred to in Section 7.03(h) and (iii) Constellation shall have received the opinion of counsel referred to in Section 7.04(h), the parties shall treat the each of (x) the Redomestication Merger and (y) the New Holdco Merger together with the LLC Conversion as a reorganization under Section 368(a)(1)(F) of the Code and each Public Merger as a "reorganization" under Section 368(a) of the Code, and no party shall take any position for tax purposes inconsistent therewith, except to the extent otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code.

        (b)   The parties shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer or stamp taxes, any transfer, recording, registration and other fees and any similar taxes that become payable in connection with the Transactions (together with any related interests, penalties or additions to Tax, "Transfer Taxes"), and shall cooperate in attempting to minimize the amount of Transfer Taxes.

        (c)   Polaris shall procure and deliver to Sirius and Constellation a study of KPMG LLP or another nationally recognized independent accounting firm reasonably acceptable to the Other Parties, dated as of the date on, or a reasonable period prior to, the Closing Date, estimating in good faith (using such information as is reasonably available to, and such assumptions and projections as are reasonably determined by, KPMG LLP or such other accounting firm at such time) the dollar amount of any accumulated "earnings and profits" for U.S. federal income tax purposes which, with respect to Polaris and Polaris Jersey, as of the beginning of January 1, 2017, would constitute "earnings and profits accumulated in any non-REIT year" (determined for purposes of Section 857(a)(2)(B) of the Code) (such study, the "Polaris E&P Study").

        6.15    Financing.

        (a)   Subject to the terms and conditions of this Agreement, Constellation shall take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to obtain or cause to be obtained, and to consummate, the Committed Debt Financing on or prior to the Closing Date on the terms and conditions set forth in the Debt Commitment Letter, including using reasonable best efforts to: (i) maintain in effect the Debt Commitment Letter and comply with its obligations thereunder; (ii) negotiate and execute the Debt Financing Documents on terms contained in the Debt Commitment Letter (including any "flex" provisions related thereto); (iii) satisfy on a timely basis, or obtain a waiver of, any financing conditions in the Debt Commitment Letter that are within Constellation's control (but excluding any condition where the failure to be so satisfied is a direct result of any of the Other Parties' failure to furnish information as required under Section 6.15(c)); (iv) upon satisfaction of the financing conditions set forth in the Debt Commitment Letter, to consummate the Committed Debt Financing at or prior to the Closing, including to cause the Debt Financing Sources and the other persons committing to fund the Committed Debt Financing to fund the Committed Debt Financing at the Closing in such amount which, taken together with the Constellation-Polaris Surviving Entity's anticipated unrestricted cash on hand, would be no less than the amount that would be required to be pay the Debt Payoff Amount and all transaction expenses. Constellation shall keep the Other Parties informed on a reasonably current basis of the status of its efforts and

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those of its Subsidiaries to arrange and consummate the Committed Debt Financing. Constellation shall not permit or agree, and shall cause its Subsidiaries not to permit or agree, to any termination, amendment or modification to be made to, or any waiver of any provision under, or any replacement of, any of the Debt Commitment Letter if such termination, amendment, modification, waiver or replacement (A) reduces (or would have the effect of reducing) the aggregate amount of the Committed Debt Financing; or (B) imposes new or additional conditions or otherwise expands, amends or modifies any of the conditions to the receipt of Committed Debt Financing, or otherwise expands, amends or modifies any other provision of the Debt Commitment Letter in a manner that would reasonably be expected to (x) delay or prevent the funding of the Committed Debt Financing (or satisfaction of the financing conditions in the Debt Commitment Letter that are in Constellation's control) on the Closing Date or (y) adversely impact the ability of Constellation to enforce its rights against other parties to the Debt Commitment Letter or the definitive agreements with respect thereto; provided that (i) Constellation shall not be deemed to have violated this Section 6.15(a) if Constellation shall have (A) provided prior written notice to the Other Parties of any termination, amendment, modification, waiver or replacement it or its Subsidiaries proposes to take or any other event, fact or circumstance that would be restricted by the foregoing provisions of this Section 6.15(a) and (B) the parties reasonably agree that, taking into account such termination, amendment, modification, waiver or replacement, New Polaris will have at the Closing funds available to it that are sufficient to enable it to consummate the Transactions, including paying the Debt Payoff Amount and the transaction expenses of all parties; provided further that Constellation shall not be deemed to have violated this Section 6.15(a) if with the approval of Polaris and Sirius, not to be unreasonably withheld, Constellation shall, or shall cause its applicable Subsidiary to, negotiate and execute any Replacement Committed Debt Financing, and (ii) for the avoidance of doubt, neither the existence nor the exercise of any "flex" provision in the Debt Commitment Letter shall constitute a breach of this provision and the Debt Commitment Letter may be amended to add additional Debt Financing Sources. Constellation shall promptly deliver to the Other Parties copies of any such termination, amendment, modification, waiver or replacement, including any Replacement Committed Debt Financing. Without limiting the foregoing, Constellation shall, and shall cause its applicable Subsidiary to, take all actions required to enforce its rights under the Debt Commitment Letter, including as may be directed by one or more of the Other Parties in writing, to the extent consistent with the Debt Commitment Letter.

        (b)   To the extent that New Polaris is not expected to have funds available, including cash on hand and the Committed Debt Financing, that are sufficient to enable it to consummate the Transactions, including paying the Debt Payoff Amount and the transaction expenses of all the parties, the parties shall take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable that are within their control to arrange and procure and have available, as of the Closing, Indebtedness (the "Supplemental Debt Financing") constituting, together with unrestricted cash on hand and the Committed Debt Financing available at the Closing, funds sufficient to pay all of the cash amounts required to be provided by New Polaris and its Subsidiaries in connection with the consummation of the Transactions, including the amounts payable in connection with the consummation of the Mergers, all transaction expenses and the amounts to fund the Debt Payoff Amount. It is understood that the parties will use their reasonable best efforts to arrange and procure any Supplemental Debt Financing required under the preceding sentence notwithstanding the cost of obtaining such Supplemental Debt Financing or the actions required to arrange and procure such

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Supplemental Debt Financing (including any assets sales); provided that such cost or actions would not reasonably be expected to result in a material adverse effect with respect to New Polaris after the Closing or a material adverse effect with respect to any party prior to the Closing. Subject to the prior sentence, each party shall keep the Other Parties informed in reasonable detail of the status of its efforts to arrange any financing required in connection with the consummation of the Transactions. Each party further acknowledges and agrees that if the Committed Debt Financing and/or Supplemental Debt Financing are not available or not sufficient to pay the amounts described above, the parties shall use reasonable best efforts to find alternative funding sources (including through debt or equity offerings or asset sales) to permit the Transactions to be consummated as soon as possible in accordance with this Agreement and, in any event, before the Outside Date.

        (c)   Prior to the Closing Date, each party shall provide, and shall use reasonable best efforts to cause its Subsidiaries and Representatives to provide, on a timely basis, to the Other Parties, all cooperation reasonably requested by the Other Parties that is necessary, advisable or customary in connection with the Debt Financing. Without limiting the generality of the foregoing, such cooperation and reasonable best efforts for purposes of this Section 6.15(c) in any event shall include: (i) providing the Other Parties, the Debt Financing Sources and potential Supplemental Debt Financing sources and their respective agents with (A) the financial statements and other financial information regarding the party and its Subsidiaries and (B) such financial information related to the party and its Subsidiaries as is reasonably required by Polaris for New Polaris to produce the pro forma financial statements required in connection with any Debt Financing and specified in writing by Polaris to the Other Parties; (ii) participating (including by making members of senior management with appropriate seniority and expertise, reasonably available to participate) in customary syndication and marketing activities, including sessions with the ratings agencies and underwriters, in connection with the Debt Financing; (iii) reasonably cooperating with the Debt Financing Sources' and potential Supplemental Debt Financing sources' and their respective agents' due diligence; (iv) reasonably cooperating with the marketing efforts for any portion of the Debt Financing; (v) assisting Polaris in New Polaris' preparation of customary bank information memoranda, lender presentations, offering memoranda, private placement memoranda (including under Rule 144A and/or Regulation S under the Securities Act), registration statements, prospectuses and prospectus supplements under the Securities Act and other materials in connection with a syndicated bank financing, securities offering or other debt offering in connection with the Debt Financing to the extent relating to the party and the party's Subsidiaries; (vi) assisting Polaris with New Polaris' preparation of pro forma financial statements and pro forma financial information; (vii) instructing such party's certified independent auditors to provide (x) consent to use of their reports in any materials relating to the Debt Financing, including SEC filings and offering memoranda that include or incorporate the party's consolidated financial information and their reports thereon in accordance with normal customary practice and (y) customary auditors reports and comfort letters (including "negative assurances" comfort) with respect to financial information relating to the party and its Subsidiaries in customary form; (viii) using reasonable best efforts to provide (including using reasonable best efforts to obtain such documents from its advisors) customary certificates and other customary closing documents as may be reasonably requested by the Debt Financing Sources and potential Supplemental Debt Financing sources; (ix) causing the taking of corporate actions within the control of the party reasonably necessary to permit the completion of the Debt Financing; (x) to the extent necessary or advisable, using

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reasonable best efforts to facilitate the pledging of collateral and executing and delivering pledge and security documents (and any other documents or instruments required for the creation and perfection of security interests in the collateral securing the Debt Financing) or other definitive financing documents reasonably requested by the Debt Financing Sources or potential Supplemental Debt Financing sources (including guarantees and other deliverables), provided, however, that no obligation of any party or any of such party's Subsidiaries under any such agreement or instrument under this clause (x) shall be effective until the Closing Date; (xi) so long as such information is reasonably requested at least 10 business days prior to the Closing Date, using reasonable best efforts to provide, at least five (5) business days prior to the Closing Date, to the Debt Financing Sources and potential Supplemental Debt Financing sources all documentation and other information with respect to the party and its Subsidiaries and reasonably requested by such Debt Financing sources that such Debt Financing sources reasonably determine is required by regulatory authorities under applicable "know your customer" and anti-money laundering rules and regulations, including the PATRIOT Act and (xii) providing to Polaris such pertinent information reasonably requested by Polaris, and updating such information, describing the party or its Subsidiaries to be used in marketing or offering materials prepared in accordance with normal customary practice in connection with the Debt Financing such that, after giving effect to such updates, (A) such information, when taken as a whole along with the Constellation SEC Documents, Polaris SEC Documents or Sirius SEC Documents, as applicable, filed by such party since July 1, 2014 through such date, does not contain as of the time provided, any untrue statement of material fact or omit to state any material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements were made and (B) the financial statements and other financial information included in such updated information are sufficiently current pursuant to Rule 3-12 under Regulation S-X to the extent applicable and permit the party's independent auditors to issue a customary comfort letter, including customary "negative assurance" comfort (in accordance with normal practices and procedures).

        (d)   Notwithstanding anything in this Agreement to the contrary, no party nor any of such party's Subsidiaries shall be required to take or permit the taking of any action pursuant to this Section 6.15 that would (i) cause any representation or warranty in this Agreement to be breached by the party or any of the party's Subsidiaries, (ii) cause any director, officer or employee or stockholder of the party or any of the party's Subsidiaries to incur any personal liability not subject to indemnification, (iii) conflict with the Organizational Documents of the party or any Laws applicable thereto, (iv) provide access to or disclose information that the party or any of the party's Subsidiaries reasonably determines would jeopardize any attorney—client privilege of the party or any of the party's Subsidiaries, or (v) subject to Section 6.15(b) (A) unreasonably interfere with the business or ongoing operations of the party and its Subsidiaries or (B) reasonably be expected to result in a material violation or breach of, or a default (with or without notice, lapse of time, or both) under, any Contract to which the party or any of the party's Subsidiaries is a party.

        (e)   All non-public or otherwise confidential information regarding the parties or any of the parties' Subsidiaries obtained by the Other Parties or their Representatives pursuant to this Section 6.15 shall be kept confidential in accordance with the Confidentiality Agreements.

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        (f)    At the Closing, New Polaris shall, and the parties shall use their reasonable best efforts to cause the trustee under the Sirius Indentures to, execute and deliver a supplemental indenture, in form satisfactory to such trustee, pursuant to which New Polaris shall (i) expressly assume all of the obligations of Sirius under the securities issued under the Sirius Indentures and all of the obligations of Sirius under the Sirius Indentures applicable thereto and (ii) if applicable, provide for such convertible or exchangeable notes to be convertible or exchangeable into New Polaris Common Shares in accordance with the terms of the Sirius Indentures.

        (g)   At the Closing, New Polaris shall, and the parties shall use their reasonable best efforts to cause the trustee under the Constellation Indentures to, execute and deliver a supplemental indenture, in form satisfactory to such trustee, pursuant to which New Polaris shall (i) expressly assume all of the obligations of Constellation under the convertible notes issued under the Constellation Indentures and all of the obligations of Constellation under the Constellation Indentures applicable thereto and (ii) provide for such convertible notes to be convertible into New Polaris Common Shares in accordance with the terms of the Constellation Indentures.

        6.16    Stock Exchange Listing.     Polaris shall cause the New Polaris Common Shares and the shares of New Polaris Preferred Stock to be issued in the Mergers to be approved for listing on the NYSE, subject to official notice of issuance prior to the Closing.

        6.17    Dividends.    Notwithstanding anything else to the contrary in this Agreement, but subject to Section 5.01(d), each of Sirius and Constellation, as applicable, shall declare and pay one or more dividends to its stockholders in an aggregate amount at least equal to the minimum dividend required to be distributed in order for such party to qualify as a REIT for the taxable year that ends upon the Closing and to avoid the incurrence of any income or excise Tax under Sections 857 or 4981 (and corresponding provisions of state or local Tax Law (any dividend paid pursuant to this paragraph, a "REIT Minimum Distribution Dividend"). The declaration and record date for any dividend payable pursuant to this Section 6.17 shall be no later than the close of business on the last business day prior to the Closing Date, and any such dividend shall otherwise comply with Section 3.02.

        6.18    Divestitures.    (i) Polaris and Sirius shall, in good faith, seek to cause their respective Subsidiaries and Affiliates to consummate the divestitures set forth on Section 6.18(i) of the Polaris Disclosure Letter or Section 6.18(i) of the Sirius Disclosure Letter, as the case may be, on the terms and subject to the conditions that are not less favorable to such party than those set forth on such Disclosure Letter, and (ii) Polaris shall use its reasonable best efforts to effect, and to cause its Subsidiaries and Affiliates to effect, the divestiture set forth on Section 6.18(ii) of the Polaris Disclosure Letter on such terms as Polaris shall determine (the divestiture set forth on Section 6.18(ii) of the Polaris Disclosure Letter, the "Required Divestiture").

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 ARTICLE VII

CONDITIONS TO THE MERGERS

        7.01    Conditions to Each Party's Obligation to Effect the Mergers.     The respective obligation of Sirius, Constellation and Polaris to consummate the Mergers is subject to the fulfillment (or written waiver by each of Sirius, Constellation and Polaris, to the extent permissible under applicable Law and provided that such waiver shall only be effective as to the conditions of the waiving party) at or prior to the Closing of each of the following conditions:

        (a)    Stockholder Approvals.    The Polaris Requisite Votes, the Sirius Requisite Vote and the Constellation Requisite Vote shall have been obtained.

        (b)    Regulatory Approvals.    All Requisite Regulatory Approvals shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired or been earlier terminated.

        (c)    No Injunction.    No Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) ("Order") which is in effect and prevents, enjoins, prohibits or makes illegal the consummation of the Mergers.

        (d)    Form S-4.    The Form S-4 shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Form S-4 shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC.

        (e)    NYSE Listing.    The New Polaris Common Shares and the shares of New Polaris Preferred Stock to be issued in the Mergers shall have been approved for listing on the NYSE, subject to official notice of issuance prior to the Closing.

        (f)    Required Divestiture.    The Required Divestiture shall have occurred.

        7.02    Conditions to Polaris' Obligation.     Polaris' obligation to consummate the Mergers is also subject to the fulfillment or written waiver by Polaris before the Closing of each of the following conditions:

        (a)    Sirius' Representations and Warranties.    (i) Each of the representations and warranties of Sirius contained in Section 4.02 (other than in Sections 4.02(a) (Organization, Standing and Authority), 4.02(b) (Capitalization), 4.02(c) (Significant Subsidiaries), 4.02(d) (Power), 4.02(e) (Authority), 4.02(h) (Absence of Certain Changes) and 4.02(p) (Financial Advisors)) shall be true and correct as of the Closing Date as though made on and as of the Closing Date, as if made as of such time (except that those representations and warranties which address matters only as of a particular date, which shall be true and correct as of such particular date), except where the failure of such representations and warranties to be so true and correct has not resulted in a Material Adverse Effect with respect to Sirius (disregarding any qualification in the text of the relevant representation or warranty as to materiality or Material Adverse Effect), (ii) the representations and warranties of Sirius contained in Sections 4.02(a)

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(Organization, Standing and Authority), 4.02(b) (Capitalization), 4.02(c) (Significant Subsidiaries), 4.02(d) (Power), 4.02(e) (Authority), and 4.02(p) (Financial Advisors) shall be true and correct in all material respects (disregarding any qualification in the text of the relevant representation or warranty as to materiality or Material Adverse Effect) as of the date of this Agreement and as of the Closing Date, as if made as of such time (except that those representations and warranties which address matters only as of a particular date, which shall be true and correct as of such particular date), and (iii) the representations and warranties of Sirius contained in Section 4.02(h) (Absence of Certain Changes) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date, as if made as of such time.

        (b)    Performance of Sirius' and New Sirius' Obligations.    All of the covenants and other agreements required by this Agreement to be complied with and performed by Sirius and New Sirius on or before the Closing shall have been duly complied with and performed in all material respects.

        (c)    Sirius and New Sirius Certificates.    Polaris shall have received at the Closing certificates dated the Closing Date and validly executed on behalf of Sirius and New Sirius, each by an appropriate officer certifying that the conditions specified in Sections 7.02(a) and 7.02(b) are satisfied.

        (d)    Constellation's Representations and Warranties.    (i) Each of the representations and warranties of Constellation contained in Section 4.03 (other than in Sections 4.03(a) (Organization, Standing and Authority), 4.03(b) (Capitalization), 4.03(c) (Significant Subsidiaries), 4.03(d) (Power), 4.03(e) (Authority), 4.03(h) (Absence of Certain Changes) and 4.03(p) (Financial Advisors)) shall be true and correct as of the Closing Date as though made on and as of the Closing Date, as if made as of such time (except that those representations and warranties which address matters only as of a particular date, which shall be true and correct as of such particular date), except where the failure of such representations and warranties to be so true and correct has not resulted in a Material Adverse Effect with respect to Constellation (disregarding any qualification in the text of the relevant representation or warranty as to materiality or Material Adverse Effect), (ii) the representations and warranties of Constellation contained in Sections 4.03(a) (Organization, Standing and Authority), 4.03(b) (Capitalization), 4.03(c) (Significant Subsidiaries), 4.03(d) (Power), 4.03(e) (Authority) and 4.03(p) (Financial Advisors) shall be true and correct in all material respects (disregarding any qualification in the text of the relevant representation or warranty as to materiality or Material Adverse Effect) as of the date of this Agreement and as of the Closing Date, as if made as of such time (except that those representations and warranties which address matters only as of a particular date, which shall be true and correct as of such particular date), and (iii) the representations and warranties of Constellation contained in Section 4.03(h) (Absence of Certain Changes) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date, as if made as of such time.

        (e)    Performance of Constellation's Obligations.    All of the covenants and other agreements required by this Agreement to be complied with and performed by Constellation on or before the Closing shall have been duly complied with and performed in all material respects.

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        (f)    Constellation Certificate.    Polaris shall have received at the Closing a certificate dated the Closing Date and validly executed on behalf of Constellation by an appropriate officer certifying that the conditions specified in Sections 7.03(d) and 7.03(e) are satisfied.

        (g)    REIT Opinions.    Polaris shall have received (i) with respect to Sirius, a written opinion of Vinson & Elkins L.L.P. (or other counsel to Sirius reasonably acceptable to Polaris, which the parties agree shall include Willkie Farr & Gallagher LLP, Hunton & Williams LLP and Hogan Lovells US LLP for purposes of this Section 7.02(g)), dated as of the date which includes the Sirius-Polaris Merger Effective Time and in form and substance reasonably satisfactory to Polaris, to the effect that, commencing with its taxable year of formation through the Sirius-Polaris Merger Effective Time, New Sirius (including Sirius in its capacity as predecessor to New Sirius) has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and its actual method of operation through the Sirius-Polaris Merger Effective Time will enable it to meet the requirements for qualification and taxation as a REIT for the taxable year ended with the Sirius-Polaris Merger Effective Time and (ii) with respect to Constellation, a written opinion of Hogan Lovells US LLP (or other counsel to Constellation reasonably acceptable to Polaris, which the parties agree shall include Willkie Farr & Gallagher LLP, Hunton & Williams LLP and Vinson & Elkins L.L.P. for purposes of this Section 7.02(g)), dated as of the date which includes the Constellation-Polaris Merger Effective Time and in form and substance reasonably satisfactory to Polaris, to the effect that, commencing with its taxable year of formation through the Constellation-Polaris Merger Effective Time, Constellation has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and its actual method of operation through the Constellation-Polaris Merger Effective Time will enable it to meet the requirements for qualification and taxation as a REIT for the taxable year ended with the Constellation-Polaris Merger Effective Time. Each opinion will be subject to customary exceptions, assumptions and qualifications and based on customary representations contained in officer's certificates executed by (1) with respect to Sirius, Sirius, New Sirius, Sirius LP, RED REIT, and NRE and (2) with respect to Constellation, Constellation, Constellation LLC and the Constellation Subsidiary REITs.

        (h)    Section 368 Opinion.    (i) Polaris shall have received the written opinion of Skadden, Arps, Slate, Meagher, & Flom LLP (or other counsel to Polaris reasonably satisfactory to Sirius and Constellation, which the parties agree shall include Willkie Farr & Gallagher LLP, Vinson & Elkins L.L.P. and Hogan Lovells US LLP for purposes of this Section 7.02(h)), dated as of the date which includes the Sirius-Polaris Merger Effective Time and in form and substance reasonably satisfactory to Polaris, to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, (x) the Redomestication Merger will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and (y) each Public Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code, and (ii) Sirius shall have received the written opinion of Vinson & Elkins L.L.P. (or other counsel to Sirius reasonably satisfactory to Polaris, which the parties agree shall include Willkie Farr & Gallagher LLP, Skadden, Arps, Slate, Meagher, & Flom LLP and Hogan Lovells US LLP for the purposes of this Section 7.02(h)), dated as of the date which includes the Sirius-Polaris Merger Effective Time and in form and substance reasonably satisfactory to Sirius, to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such

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opinion, the New Holdco Merger together with the LLC Conversion will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. In rendering such opinions, counsel shall be entitled to require and rely upon customary representations contained in certificates of officers of Sirius, Polaris and Constellation, reasonably satisfactory in form and substance to Sirius, Polaris and Constellation.

        (i)    Investment Company Act Opinion.    Polaris shall have received the written opinion of Hogan Lovells US LLP (or other counsel reasonably acceptable to each of the parties, which the parties agree shall include Skadden, Arps, Slate, Meagher, & Flom LLP and Willkie Farr & Gallagher LLP for purposes of this Section 7.02(i)), dated as of the date which includes the Constellation-Polaris Merger Effective Time and in form and substance reasonably satisfactory to Polaris, to the effect that, New Polaris is not, and as a result of the consummation of the Mergers will not be, required to register as an investment company under the Investment Company Act.

        (j)    Material Adverse Effect.    Since the date of this Agreement, no Material Adverse Effect with respect to Sirius or Constellation shall have occurred; provided that Polaris may not rely on this Section 7.02(j) with respect to any Material Adverse Effect with respect to Sirius that is caused by the act or failure to act by Polaris or any Affiliate thereof in violation of the Sirius Management Agreement.

        7.03    Conditions to Sirius' Obligation.     Sirius' obligation to consummate the Mergers is also subject to the fulfillment, or written waiver by Sirius, before the Closing of each of the following conditions:

        (a)    Polaris' Representations and Warranties.    (i) Each of the representations and warranties of Polaris contained in Section 4.01 (other than in Sections 4.01(a) (Organization, Standing and Authority), 4.01(b) (Capitalization), 4.01(c) (Significant Subsidiaries), 4.01(d) (Power), 4.01(e) (Authority), 4.01(h) (Absence of Certain Changes) and 4.01(p) (Financial Advisors)) shall be true and correct as of the Closing Date as though made on and as of the Closing Date, as if made as of such time (except that those representations and warranties which address matters only as of a particular date, which shall be true and correct as of such particular date), except where the failure of such representations and warranties to be so true and correct has not resulted in a Material Adverse Effect with respect to Polaris (disregarding (A) any qualification in the text of the relevant representation or warranty as to materiality or Material Adverse Effect and (B) the words "In Polaris' good faith estimation" in the representation and warranty of Polaris in Section 4.01(o)(17)), (ii) the representations and warranties of Polaris contained in Sections 4.01(a) (Organization, Standing and Authority), 4.01(b) (Capitalization), 4.01(c) (Significant Subsidiaries), 4.01(d) (Power), 4.01(e) (Authority) and 4.01(p) (Financial Advisors) shall be true and correct in all material respects (disregarding any qualification in the text of the relevant representation or warranty as to materiality or Material Adverse Effect) as of the date of this Agreement and as of the Closing Date, as if made as of such time (except that those representations and warranties which address matters only as of a particular date, which shall be true and correct as of such particular date), and (iii) the representations and warranties of Polaris contained in Section 4.01(h) (Absence of Certain Changes) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date, as if made as of such time.

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        (b)    Performance of Polaris' and New Polaris' Obligations.    All of the covenants and other agreements required by this Agreement to be complied with and performed by Polaris or New Polaris on or before the Closing shall have been duly complied with and performed in all material respects.

        (c)    Polaris and New Polaris Certificate.    Sirius shall have received at the Closing a certificate dated the Closing Date and validly executed on behalf of Polaris and New Polaris by an appropriate officer certifying that the conditions specified in Sections 7.03(a) and 7.03(b) are satisfied.

        (d)    Constellation's Representations and Warranties.    (i) Each of the representations and warranties of Constellation contained in Section 4.03 (other than in Sections 4.03(a) (Organization, Standing and Authority), 4.03(b) (Capitalization), 4.03(c) (Significant Subsidiaries), 4.03(d) (Power), 4.03(e) (Authority), 4.03(h) (Absence of Certain Changes) and 4.03(p) (Financial Advisors)) shall be true and correct as of the Closing Date as though made on and as of the Closing Date, as if made as of such time (except that those representations and warranties which address matters only as of a particular date, which shall be true and correct as of such particular date), except where the failure of such representations and warranties to be so true and correct has not resulted in a Material Adverse Effect with respect to Constellation (disregarding any qualification in the text of the relevant representation or warranty as to materiality or Material Adverse Effect), (ii) the representations and warranties of Constellation contained in Sections 4.03(a) (Organization, Standing and Authority), 4.03(b) (Capitalization), 4.03(c) (Significant Subsidiaries), 4.03(d) (Power), 4.03(e) (Authority) and 4.03(p) (Financial Advisors) shall be true and correct in all material respects (disregarding any qualification in the text of the relevant representation or warranty as to materiality or Material Adverse Effect) as of the date of this Agreement and as of the Closing Date, as if made as of such time (except that those representations and warranties which address matters only as of a particular date, which shall be true and correct as of such particular date), and (iii) the representations and warranties of Constellation contained in Section 4.03(h) (Absence of Certain Changes) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date, as if made as of such time.

        (e)    Performance of Constellation's Obligations.    All of the covenants and other agreements required by this Agreement to be complied with and performed by Constellation on or before the Closing shall have been duly complied with and performed in all material respects.

        (f)    Constellation Certificate.    Polaris shall have received at the Closing a certificate dated the Closing Date and validly executed on behalf of Sirius by an appropriate officer certifying that the conditions specified in Sections 7.03(d) and 7.03(e) are satisfied.

        (g)    REIT Opinions.    Sirius shall have received (i) with respect to Constellation, a written opinion of Hogan Lovells US LLP (or other counsel reasonably acceptable to Sirius, which the parties agree shall include Willkie Farr & Gallagher LLP, Hunton & Williams LLP and Vinson & Elkins L.L.P. for purposes of this Section 7.03(g)), dated as of the date which includes the Constellation-Polaris Merger Effective Time and in form and substance reasonably satisfactory to Sirius, to the effect that, commencing with its taxable year

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of formation through the Constellation-Polaris Merger Effective Time, Constellation has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and its actual method of operation through the Constellation-Polaris Merger Effective Time will enable it to meet the requirements for qualification and taxation as a REIT for the taxable year ended with the Constellation-Polaris Merger Effective Time and (ii) with respect to New Polaris, a written opinion of Hogan Lovells US LLP (or other counsel reasonably acceptable to Sirius, which the parties agree shall include Vinson & Elkins L.L.P., Skadden, Arps, Slate, Meagher & Flom LLP, Fried, Frank, Harris, Shriver & Jacobson LLP, Willkie Farr & Gallagher LLP, Hunton & Williams LLP or Sullivan & Cromwell LLP for purposes of this Section 7.03(g)), dated as of the date which includes the Sirius-Polaris Merger Effective Time and in form and substance reasonably satisfactory to Sirius, to the effect that, commencing with the taxable year beginning January 1, 2017, New Polaris (including Polaris in its capacity as predecessor to New Polaris) will be organized in conformity with the requirements for qualification and taxation as a REIT under the U.S. federal income tax Laws, and its proposed method of operations will enable it to satisfy the requirements for qualification and taxation as a REIT under the U.S. federal income tax Laws for its taxable year ending December 31, 2017 and subsequent taxable years (solely for purposes of rendering this opinion, counsel will be able to rely on the opinions referred to in Section 7.02(g) above). Each opinion will be subject to customary exceptions, assumptions and qualifications and based on customary representations contained in officer's certificates executed by (1) with respect to Constellation, Constellation LLC and the Constellation Subsidiary REITs and (2) with respect to New Polaris, Polaris, New Polaris, Constellation, Constellation LLC, the Constellation Subsidiary REITs, New Sirius, Sirius, Sirius LP, RED REIT and NRE.

        (h)    Section 368 Opinion.    (i) Sirius shall have received the written opinion of Vinson & Elkins L.L.P. (or other counsel to Sirius reasonably satisfactory to Polaris and Constellation, which the parties agree shall include Willkie Farr & Gallagher LLP, Skadden, Arps, Slate, Meagher & Flom LLP and Hogan Lovells US LLP for purposes of this Section 7.03(h)), dated as of the date which includes the Sirius-Polaris Merger Effective Time in form and substance reasonably satisfactory to Sirius, to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, (x) the New Holdco Merger together with the LLC Conversion will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and (y) each Public Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code, and (ii) Polaris shall have received the written opinion of Skadden, Arps, Slate, Meagher, & Flom LLP (or other counsel to Polaris reasonably satisfactory to Sirius and Constellation, which the parties agree shall include Willkie Farr & Gallagher LLP, Vinson & Elkins L.L.P. and Hogan Lovells US LLP for purposes of this Section 7.03(h)), dated as of the date which includes the Sirius-Polaris Merger Effective Time and in form and substance reasonably satisfactory to Polaris, to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, the Redomestication Merger will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. In rendering such opinions, counsel shall be entitled to require and rely upon customary representations contained in certificates of officers of Sirius, Polaris and Constellation, reasonably satisfactory in form and substance to Sirius, Polaris and Constellation.

        (i)    Investment Company Act Opinion.    Sirius shall have received the written opinion of Hogan Lovells US LLP (or other counsel reasonably acceptable to each of the

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parties, which the parties agree shall include Skadden, Arps, Slate, Meagher, & Flom LLP, and Willkie Farr & Gallagher LLP for purposes of this Section 7.03(i)), dated as of the date which includes the Constellation-Polaris Merger Effective Time and in form and substance reasonably satisfactory to Sirius, to the effect that, New Polaris is not, and as a result of the consummation of the Mergers will not be, required to register as an investment company under the Investment Company Act.

        (j)    Polaris E&P Study.    Polaris shall have delivered to Sirius the Polaris E&P Study.

        (k)    Material Adverse Effect.    Since the date of this Agreement no Material Adverse Effect with respect to Polaris or Constellation shall have occurred.

        7.04    Conditions to Constellation's Obligation.     Constellation's obligation to consummate the Mergers is also subject to the fulfillment, or written waiver by Constellation, before the Closing of each of the following conditions:

        (a)    Polaris' Representations and Warranties.    (i) Each of the representations and warranties of Polaris contained in Section 4.01 (other than in Sections 4.01(a) (Organization, Standing and Authority), 4.01(b) (Capitalization), 4.01(c) (Significant Subsidiaries), 4.01(d) (Power), 4.01(e) (Authority), 4.01(h) (Absence of Certain Changes) and 4.01(p) (Financial Advisors)) shall be true and correct as of the Closing Date as though made on and as of the Closing Date, as if made as of such time (except that those representations and warranties which address matters only as of a particular date, which shall be true and correct as of such particular date), except where the failure of such representations and warranties to be so true and correct has not resulted in a Material Adverse Effect with respect to Polaris (disregarding any (A) qualification in the text of the relevant representation or warranty as to materiality or Material Adverse Effect and (B) the words "In Polaris' good faith estimation" in the representation and warranty of Polaris in Section 4.01(o)(17)), (ii) the representations and warranties of Polaris contained in Sections 4.01(a) (Organization, Standing and Authority), 4.01(b) (Capitalization), 4.01(c) (Significant Subsidiaries), 4.01(d) (Power), 4.01(e) (Authority) and 4.01(p) (Financial Advisors) shall be true and correct in all material respects (disregarding any qualification in the text of the relevant representation or warranty as to materiality or Material Adverse Effect) as of the date of this Agreement and as of the Closing Date, as if made as of such time (except that those representations and warranties which address matters only as of a particular date, which shall be true and correct as of such particular date), and (iii) the representations and warranties of Polaris contained in Section 4.01(h) (Absence of Certain Changes) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date, as if made as of such time.

        (b)    Performance of Polaris' and New Polaris' Obligations.    All of the covenants and other agreements required by this Agreement to be complied with and performed by Polaris or New Polaris on or before the Closing shall have been duly complied with and performed in all material respects.

        (c)    Polaris and New Polaris Certificate.    Constellation shall have received at the Closing a certificate dated the Closing Date and validly executed on behalf of Polaris and

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New Polaris by an appropriate officer certifying that the conditions specified in Sections 7.04(a) and 7.04(b) are satisfied.

        (d)    Sirius' Representations and Warranties.    (i) Each of the representations and warranties of Sirius contained in Section 4.02 (other than in Sections 4.02(a) (Organization, Standing and Authority), 4.02(b) (Capitalization), 4.02(c) (Significant Subsidiaries), 4.02(d) (Power), 4.02(e) (Authority), 4.02(h) (Absence of Certain Changes) and 4.02(p) (Financial Advisors)) shall be true and correct as of the Closing Date as though made on and as of the Closing Date, as if made as of such time (except that those representations and warranties which address matters only as of a particular date, which shall be true and correct as of such particular date), except where the failure of such representations and warranties to be so true and correct has not resulted in a Material Adverse Effect with respect to Sirius (disregarding any qualification in the text of the relevant representation or warranty as to materiality or Material Adverse Effect), (ii) the representations and warranties of Sirius contained in Sections 4.02(a) (Organization, Standing and Authority), 4.02(b) (Capitalization), 4.02(c) (Significant Subsidiaries), 4.02(d) (Power), 4.02(e) (Authority) and 4.02(p) (Financial Advisors) shall be true and correct in all material respects (disregarding any qualification in the text of the relevant representation or warranty as to materiality or Material Adverse Effect) as of the date of this Agreement and as of the Closing Date, as if made as of such time (except that those representations and warranties which address matters only as of a particular date, which shall be true and correct as of such particular date), and (iii) the representations and warranties of Sirius contained in Section 4.02(h) (Absence of Certain Changes) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date, as if made as of such time.

        (e)    Performance of Sirius' and New Sirius' Obligations.    All of the covenants and other agreements required by this Agreement to be complied with and performed by Sirius or New Sirius on or before the Closing shall have been duly complied with and performed in all material respects.

        (f)    Sirius and New Sirius Certificate.    Constellation shall have received at the Closing a certificate dated the Closing Date and validly executed on behalf of Sirius and New Sirius by an appropriate officer certifying that the conditions specified in Sections 7.04(d) and 7.04(e) are satisfied.

        (g)    REIT Opinions.    Constellation shall have received (i) with respect to Sirius, a written opinion of Vinson & Elkins L.L.P. (or other counsel reasonably acceptable to Constellation, which the parties agree shall include Willkie Farr & Gallagher LLP, Hunton & Williams LLP and Hogan Lovells US LLP for purposes of this Section 7.04(g)), dated as of the date which includes the Sirius-Polaris Merger Effective Time and in form and substance reasonably satisfactory to Constellation, to the effect that, commencing with its taxable year of formation through the Sirius-Polaris Merger Effective Time, New Sirius (including Sirius in its capacity as predecessor to New Sirius) has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and its actual method of operation through the Sirius-Polaris Merger Effective Time will enable it to meet the requirements for qualification and taxation as a REIT for the taxable year ended with the Sirius-Polaris Merger Effective Time and (ii) with respect to New Polaris, a written opinion of Hogan Lovells US LLP (or other counsel reasonably acceptable to Constellation, which the parties agree

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shall include Vinson & Elkins L.L.P., Skadden, Arps, Slate, Meagher & Flom LLP, Fried, Frank, Harris, Shriver & Jacobson LLP, Willkie Farr & Gallagher LLP, Hunton & Williams LLP or Sullivan & Cromwell LLP for purposes of this Section 7.04(g)), dated as of the date which includes the Sirius-Polaris Merger Effective Time and in form and substance reasonably satisfactory to Constellation, to the effect that, commencing with the taxable year beginning January 1, 2017, New Polaris (including Polaris in its capacity as predecessor to New Polaris) will be organized in conformity with the requirements for qualification and taxation as a REIT under the U.S. federal income tax Laws, and its proposed method of operations will enable it to satisfy the requirements for qualification and taxation as a REIT under the U.S. federal income tax Laws for its taxable year ending December 31, 2017 and subsequent taxable years (solely for purposes of rendering this opinion, counsel will be able to rely on the opinions referred to in Section 7.02(g) above). Each opinion will be subject to customary exceptions, assumptions and qualifications and based on customary representations contained in officer's certificates executed by (1) with respect to Sirius, Sirius, New Sirius, Sirius LP, RED REIT, and NRE and (2) with respect to New Polaris, Polaris, New Polaris, Constellation, Constellation LLC, the Constellation Subsidiary REITs, Sirius, New Sirius, Sirius LP, RED REIT, and NRE.

        (h)    Section 368 Opinion.    (i) Constellation shall have received the written opinion of Hogan Lovells US LLP (or other counsel to Constellation reasonably satisfactory to Polaris and Sirius, which the parties agree shall include Skadden, Arps, Slate, Meagher & Flom LLP, Willkie Farr & Gallagher LLP and Vinson & Elkins L.L.P. for purposes of this Section 7.04(h)), dated as of the date which includes the Sirius-Polaris Merger Effective Time and in form and substance reasonably satisfactory to Constellation, to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, each Public Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code; (ii) Polaris shall have received the written opinion of Skadden, Arps, Slate, Meagher, & Flom LLP (or other counsel to Polaris reasonably satisfactory to Sirius and Constellation, which the parties agree shall include Willkie Farr & Gallagher LLP, Vinson & Elkins L.L.P. and Hogan Lovells US LLP for purposes of this Section 7.04(h)), dated as of the date which includes the Sirius-Polaris Merger Effective Time and in form and substance reasonably satisfactory to Polaris, to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, the Redomestication Merger will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code; and (iii) Sirius shall have received the written opinion of Vinson & Elkins L.L.P. (or other counsel to Sirius reasonably satisfactory to Polaris, which the parties agree shall include Willkie Farr & Gallagher LLP, Skadden, Arps, Slate, Meagher, & Flom LLP and Hogan Lovells US LLP for the purposes of this Section 7.04(h)), dated as of the date which includes the Sirius-Polaris Merger Effective Time and in form and substance reasonably satisfactory to Sirius to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, the New Holdco Merger together with the LLC Conversion will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. In rendering such opinions, counsel shall be entitled to require and rely upon customary representations contained in certificates of officers of Sirius, Polaris and Constellation, reasonably satisfactory in form and substance to Sirius, Polaris and Constellation.

        (i)    Investment Company Act Opinion.    Constellation shall have received the written opinion of Hogan Lovells US LLP (or other counsel reasonably acceptable to each of the parties, which the parties agree shall include Skadden, Arps, Slate, Meagher, & Flom LLP

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and Willkie Farr & Gallagher LLP for purposes of this Section 7.04(i)), dated as of the date which includes the Constellation-Polaris Merger Effective Time and in form and substance reasonably satisfactory to Constellation, to the effect that, New Polaris is not, and as a result of the consummation of the Mergers will not be, required to register as an investment company under the Investment Company Act.

        (j)    Polaris E&P Study.    Polaris shall have delivered to Constellation the Polaris E&P Study.

        (k)    Material Adverse Effect.    Since the date of this Agreement no Material Adverse Effect with respect to Polaris or Sirius shall have occurred.

        7.05    Frustration of Closing Conditions.

        (a)   Polaris may not rely on the failure of any condition set forth in Section 7.01 or Section 7.02 to be satisfied, if such failure was due to the failure of such party or its Subsidiaries to perform and comply in all material respects with the covenants and agreements in this Agreement to be performed or complied with by it prior to the Closing.

        (b)   Sirius may not rely on the failure of any condition set forth in Section 7.01 or Section 7.03 to be satisfied, if such failure was due to the failure of either such party or its Subsidiaries to perform and comply in all material respects with the covenants and agreements in this Agreement to be performed or complied with by it prior to the Closing.

        (c)   Constellation may not rely on the failure of any condition set forth in Section 7.01 or Section 7.04, to be satisfied if such failure was due to the failure of such party or its Subsidiaries to perform and comply in all material respects with the covenants and agreements in this Agreement to be performed or complied with by it prior to the Closing.

ARTICLE VIII

TERMINATION

        8.01    Termination by Mutual Agreement.     This Agreement may be terminated, and the Mergers and the other Transactions may be abandoned, at any time before the Sirius-Polaris Merger Effective Time by mutual consent of Polaris, Sirius and Constellation in a written instrument.

        8.02    Termination by Any of the Parties.     This Agreement may be terminated, and the Mergers and the other Transactions may be abandoned, at any time before the Closing by any of Polaris, Sirius or Constellation:

        (a)    Delay.    If the Sirius-Polaris Merger Effective Time has not occurred by the close of business on March 17, 2017 (the "Outside Date"); provided that the right to terminate this Agreement under this Section 8.02(a) shall not be available to any party whose failure to comply with any provision of this Agreement has been the cause of, or materially contributed to, the failure of the Sirius-Polaris Merger Effective Time to occur on or before such date.

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        (b)    Failure to Obtain Polaris Requisite Votes.    If all of the Polaris Requisite Votes shall not have been obtained at the Polaris Stockholders Meeting.

        (c)    Failure to Obtain Sirius Requisite Vote.    If the Sirius Requisite Vote shall not have been obtained at the Sirius Stockholders Meeting.

        (d)    Failure to Obtain Constellation Requisite Vote.    If the Constellation Requisite Vote shall not have been obtained at the Constellation Stockholders Meeting.

        (e)    Denial of Regulatory Approval; Injunction.    If (1) any Requisite Regulatory Approval is denied by final, non-appealable action or (2) any Order permanently restraining, enjoining or otherwise prohibiting consummation of the Mergers shall become final and non-appealable; provided that the right to terminate this Agreement under this Section 8.02(e) shall not be available to any party whose failure to comply with any provision of this Agreement has been the cause of, or materially contributed to, such action.

        8.03    Termination by Polaris.     This Agreement may be terminated by Polaris and the Mergers and the other Transactions may be abandoned at any time prior to the Sirius-Polaris Merger Effective Time:

        (a)   if there has been a breach of any representation, warranty, covenant or agreement made by Sirius in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that Section 7.02(a) or 7.02(b) would not be satisfied and such breach or condition is not curable (or not capable of becoming true) or, if curable (or capable of becoming true), is not cured (or does not become true) within the earlier of (1) thirty (30) calendar days after written notice thereof is given by Polaris to Sirius (with a copy to Constellation) and (2) the Outside Date;

        (b)   if there has been a breach of any representation, warranty, covenant or agreement made by Constellation in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that Section 7.02(d) or Section 7.02(e) would not be satisfied and such breach or condition is not curable (or not capable of becoming true) or, if curable (or capable of becoming true), is not cured (or does not become true) within the earlier of (1) thirty (30) calendar days after written notice thereof is given by Polaris to Constellation (with a copy to Sirius) and (2) the Outside Date;

        (c)   if the Sirius Board (or a duly authorized committee thereof) shall have made a Sirius Change of Recommendation;

        (d)   if the Constellation Board (or a duly authorized committee thereof) shall have made a Constellation Change of Recommendation;

        (e)   prior to receipt of the Polaris Requisite Votes, in order to enter into an Alternative Acquisition Agreement with respect to a Polaris Superior Proposal; provided that Polaris shall have complied in all material respects with Section 6.01 and shall have paid or shall concurrently pay the Polaris Termination Fee in accordance with Section 8.06(b);

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        (f)    if Sirius shall have materially breached its obligations under Section 6.02, Section 6.04 or Section 6.05; or

        (g)   if Constellation shall have materially breached its obligations under Section 6.03, Section 6.04 or Section 6.05.

        8.04    Termination by Sirius.     This Agreement may be terminated by Sirius and the Mergers and the other Transactions may be abandoned at any time prior to the Sirius-Polaris Merger Effective Time:

        (a)   if there has been a breach of any representation, warranty, covenant or agreement made by Polaris in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that Section 7.03(a) or 7.03(b) would not be satisfied and such breach or condition is not curable (or not capable of becoming true) or, if curable (or capable of becoming true), is not cured (or does not become true) within the earlier of (1) thirty (30) calendar days after written notice thereof is given by Sirius to Polaris (with a copy to Constellation) and (2) the Outside Date;

        (b)   if there has been a breach of any representation, warranty, covenant or agreement made by Constellation in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that Section 7.03(d) or 7.03(e) would not be satisfied and such breach or condition is not curable (or not capable of becoming true) or, if curable (or capable of becoming true), is not cured (or does not become true) within the earlier of (1) thirty (30) calendar days after written notice thereof is given by Sirius to Constellation (with a copy to Polaris) and (2) the Outside Date;

        (c)   if the Polaris Board (or a duly authorized committee thereof) shall have made a Polaris Change of Recommendation;

        (d)   if the Constellation Board (or a duly authorized committee thereof) shall have made a Constellation Change of Recommendation;

        (e)   prior to receipt of the Sirius Requisite Vote, in order to enter into an Alternative Acquisition Agreement with respect to a Sirius Superior Proposal; provided that Sirius shall have complied in all material respects with Section 6.02 and shall have paid or shall concurrently pay the Sirius Termination Fee in accordance with Section 8.06(c);

        (f)    if Polaris shall have materially breached its obligations under Section 6.01, Section 6.04 or Section 6.05; or

        (g)   if Constellation shall have materially breached its obligations under Section 6.03, Section 6.04 or Section 6.05.

        8.05    Termination by Constellation.     This Agreement may be terminated by Constellation and the Mergers and the other Transactions may be abandoned at any time prior to the Sirius-Polaris Merger Effective Time:

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        (a)   if there has been a breach of any representation, warranty, covenant or agreement made by Polaris in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that Section 7.04(a) or 7.04(b) would not be satisfied and such breach or condition is not curable (or not capable of becoming true) or, if curable (or capable of becoming true), is not cured (or does not become true) within the earlier of (1) thirty (30) calendar days after written notice thereof is given by Constellation to Polaris (with a copy to Sirius) and (2) the Outside Date;

        (b)   if there has been a breach of any representation, warranty, covenant or agreement made by Sirius in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that Section 7.04(d) or 7.04(e) would not be satisfied and such breach or condition is not curable (or not capable of becoming true) or, if curable (or capable of becoming true), is not cured (or does not become true) within the earlier of (1) thirty (30) calendar days after written notice thereof is given by Constellation to Sirius (with a copy to Polaris) and (2) the Outside Date;

        (c)   if the Polaris Board (or a duly authorized committee thereof) shall have made a Polaris Change of Recommendation;

        (d)   if the Sirius Board (or a duly authorized committee thereof) shall have made a Sirius Change of Recommendation;

        (e)   prior to receipt of the Constellation Requisite Vote, in order to enter into an Alternative Acquisition Agreement with respect to a Constellation Superior Proposal; provided that Constellation shall have complied in all material respects with Section 6.03 and shall have paid or shall concurrently pay the Constellation Termination Fee in accordance with Section 8.06(d);

        (f)    if Polaris shall have materially breached its obligations under Section 6.01, Section 6.04 or Section 6.05; or

        (g)   if Sirius shall have materially breached its obligations under Section 6.02, Section 6.04 or Section 6.05.

        8.06    Effect of Termination and Abandonment.

        (a)   Except as otherwise provided in this Section 8.06, in the event of termination of this Agreement and the abandonment of the Mergers and the other Transactions pursuant to this Article VIII, this Agreement shall become void and of no effect with no liability to any person on the part of any party hereto (or of any of its Representatives or Affiliates); provided, however, and notwithstanding anything in the foregoing to the contrary, that (1) no such termination shall relieve any party hereto of any liability or damages to the Other Parties resulting from any actual fraud or Willful Breach of this Agreement (in which case an aggrieved party shall be entitled to all rights and remedies available at law or in equity), (2) no such termination shall relieve any party hereto from its obligation to pay the Termination Fee (including any portion thereof) or Transaction Expenses, as applicable, in each case if, as and when required pursuant to this Section 8.06, and (3) the provisions set forth in Section 4.05,

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Section 6.08(b), Section 8.05, this Section 8.06 and Article IX and the relevant definitions shall survive the termination of this Agreement.

        (b)   In the event that this Agreement is validly terminated by Polaris pursuant to Section 8.03(e) (Polaris Superior Proposal), Polaris shall pay 50% of the Polaris Termination Fee to Sirius and 50% of the Polaris Termination Fee to Constellation, in each case concurrently with such termination, payable by wire transfer of same-day funds.

        (c)   In the event that this Agreement is validly terminated by Sirius pursuant to Section 8.04(e) (Sirius Superior Proposal), Sirius shall pay 50% of the Sirius Termination Fee to Polaris and 50% of the Sirius Termination Fee to Constellation, in each case concurrently with such termination, payable by wire transfer of same-day funds.

        (d)   In the event that this Agreement is validly terminated by Constellation pursuant to Section 8.05(e) (Constellation Superior Proposal), Constellation shall pay 50% of the Constellation Termination Fee to Polaris and 50% of the Constellation Termination Fee to Sirius, in each case concurrently with such termination, payable by wire transfer of same-day funds.

        (e)   In the event that this Agreement is validly terminated by (1) Sirius pursuant to Section 8.04(c) (Polaris Change of Recommendation) or Section 8.04(f) (Breach of Certain Polaris Covenants) or (2) Constellation pursuant to Section 8.05(c) (Polaris Change of Recommendation) or Section 8.05(f) (Breach of Certain Polaris Covenants), Polaris shall pay 50% of the Polaris Termination Fee to Sirius and 50% of the Polaris Termination Fee to Constellation, in each case promptly, but in no event later than two (2) business days after the date of such termination, payable by wire transfer of same-day funds.

        (f)    In the event that this Agreement is validly terminated by (1) Polaris pursuant to Section 8.03(c) (Sirius Change of Recommendation) or Section 8.03(f) (Breach of Certain Sirius Covenants) or (2) Constellation pursuant to Section 8.05(d) (Sirius Change of Recommendation) or Section 8.05(g) (Breach of Certain Sirius Covenants), Sirius shall pay 50% of the Sirius Termination Fee to Polaris and 50% of the Sirius Termination Fee to Constellation, in each case promptly, but in no event later than two (2) business days after the date of such termination, payable by wire transfer of same-day funds.

        (g)   In the event that this Agreement is validly terminated by (1) Polaris pursuant to Section 8.03(d) (Constellation Change of Recommendation) or Section 8.03(g) (Breach of Certain Constellation Covenants) or (2) Sirius pursuant to Section 8.04(d) (Constellation Change of Recommendation) or Section 8.04(g) (Breach of Certain Constellation Covenants), Constellation shall pay 50% of the Constellation Termination Fee to Polaris and 50% of the Constellation Termination Fee to Sirius, in each case promptly, but in no event later than two (2) business days after the date of such termination, payable by wire transfer of same-day funds.

        (h)   If (i) after the date of this Agreement, a Polaris Acquisition Proposal is publicly proposed or disclosed, and is not withdrawn at least five (5) business days prior to the Polaris Stockholders Meeting in the event of a termination pursuant to Section 8.02(b) (Failure to Obtain Polaris Requisite Votes), or at least five (5) business days prior to a termination pursuant

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to Section 8.02(a) (Outside Date), Section 8.04(a) (Polaris Terminable Breach) or Section 8.05(a) (Polaris Terminable Breach), (ii) this Agreement is validly terminated by (A) Polaris, Sirius or Constellation pursuant to Section 8.02(a) (Outside Date) or Section 8.02(b) (Failure to Obtain Polaris Requisite Votes), (B) Sirius pursuant to Section 8.04(a) (Polaris Terminable Breach) or (C) Constellation pursuant to Section 8.05(a) (Polaris Terminable Breach) and (iii) at any time on or prior to the 12-month anniversary of such termination, Polaris or any Polaris Subsidiary has entered into a definitive agreement in respect of any Polaris Acquisition Proposal or consummated any Polaris Acquisition Proposal (in each case, other than a Polaris Acquisition Proposal involving Sirius, Constellation or any of their respective Subsidiaries), Polaris shall pay to (x) Sirius, 50% of the Polaris Termination Fee less any Transaction Expenses previously paid to Sirius pursuant to Section 8.06(n) and (y) Constellation, 50% of the Polaris Termination Fee less any Transaction Expenses previously paid to Constellation pursuant to Section 8.06(n), in each case concurrently with the earlier of entering into such definitive agreement and consummating such Polaris Acquisition Proposal. For purposes of this Section 8.06(h), the term "Polaris Acquisition Proposal" has the meaning assigned to such term in this Agreement, except that references to "twenty percent (20%) or more" are deemed to be references to "fifty percent (50%) or more".

        (i)    If (i) after the date of this Agreement, a Sirius Acquisition Proposal is publicly proposed or disclosed, and is not withdrawn at least five (5) business days prior to the Sirius Stockholders Meeting in the event of a termination pursuant to Section 8.02(c) (Failure to Obtain Sirius Requisite Vote), or at least five (5) business days prior to a termination pursuant to Section 8.02(a) (Outside Date), Section 8.03(a) (Sirius Terminable Breach) or Section 8.05(b) (Sirius Terminable Breach), (ii) this Agreement is validly terminated by (A) Polaris, Sirius or Constellation pursuant to or Section 8.02(a) (Outside Date) or Section 8.02(c) (Failure to Obtain Sirius Requisite Vote), (B) Polaris pursuant to Section 8.03(a) (Sirius Terminable Breach) or (C) Constellation pursuant to Section 8.05(b) (Sirius Terminable Breach) and (iii) at any time on or prior to the 12-month anniversary of such termination, Sirius or any Sirius Subsidiary has entered into a definitive agreement in respect of any Sirius Acquisition Proposal or consummated any Sirius Acquisition Proposal (in each case, other than a Sirius Acquisition Proposal involving Polaris, Constellation or any of their respective Subsidiaries), Sirius shall pay to (x) Polaris, 50% of the Sirius Termination Fee less any Transaction Expenses previously paid to Polaris pursuant to Section 8.06(o) and (y) Constellation, 50% of the Sirius Termination Fee less any Transaction Expenses previously paid to Constellation pursuant to Section 8.06(o), in each case concurrently with the earlier of entering into such definitive agreement and consummating such Sirius Acquisition Proposal. For purposes of this Section 8.06(i), the term "Sirius Acquisition Proposal" has the meaning assigned to such term in this Agreement, except that references to "twenty percent (20%) or more" are deemed to be references to "fifty percent (50%) or more".

        (j)    If (i) after the date of this Agreement, a Constellation Acquisition Proposal is publicly proposed or disclosed, and is not withdrawn at least five (5) business days prior to the Constellation Stockholders Meeting in the event of a termination pursuant to Section 8.02(d) (Failure to Obtain Constellation Requisite Vote), or at least five (5) business days prior to a termination pursuant to Section 8.02(a) (Outside Date), Section 8.03(b) (Constellation Terminable Breach) or Section 8.04(b) (Constellation Terminable Breach), (ii) this Agreement is validly terminated by (A) Polaris, Sirius or Constellation pursuant to Section 8.02(a) (Outside Date) or Section 8.02(d) (Failure to Obtain Constellation Requisite Vote), (B) Polaris pursuant to

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Section 8.03(b) (Constellation Terminable Breach) or (C) Sirius pursuant to Section 8.04(b) (Constellation Terminable Breach) and (iii) at any time on or prior to the 12-month anniversary of such termination, Constellation or any Constellation Subsidiary has entered into a definitive agreement in respect of any Constellation Acquisition Proposal or consummated any Constellation Acquisition Proposal (in each case, other than a Constellation Acquisition Proposal involving Sirius, Polaris or any of their respective Subsidiaries), Constellation shall pay to (x) Polaris, 50% of the Constellation Termination Fee less any Transaction Expenses previously paid to Polaris pursuant to Section 8.06(p) and (y) Sirius, 50% of the Constellation Termination Fee less any Transaction Expenses previously paid to Sirius pursuant to Section 8.06(p), in each case concurrently with the earlier of entering into such definitive agreement and consummating such Constellation Acquisition Proposal. For purposes of this Section 8.06(j), the term "Constellation Acquisition Proposal" has the meaning assigned to such term in this Agreement, except that references to "twenty percent (20%) or more" are deemed to be references to "fifty percent (50%) or more".

        (k)   If (i) this Agreement is validly terminated by (A) (1) Polaris, Sirius or Constellation pursuant to Section 8.02(b) (Failure to Obtain Polaris Requisite Votes), (2) Sirius or Constellation pursuant to Section 8.02(a) (Outside Date) in a circumstance in which Polaris is not entitled to terminate under Section 8.02(a), (3) Sirius pursuant to Section 8.04(a) (Polaris Terminable Breach) or (4) Constellation pursuant to Section 8.05(a) (Polaris Terminable Breach) or (B) (1) Polaris, Sirius or Constellation pursuant to Section 8.02(c) (Failure to Obtain Sirius Requisite Vote), (2) Polaris or Constellation pursuant to Section 8.02(a) (Outside Date) in a circumstance in which Sirius is not entitled to terminate under Section 8.02(a), (3) Polaris pursuant to Section 8.03(a) (Sirius Terminable Breach) or (4) Constellation pursuant to Section 8.05(b) (Sirius Terminable Breach) and (ii) at any time on or prior to the 12-month anniversary of such termination, Sirius or any Sirius Subsidiary, on the one hand, and Polaris or any Polaris Subsidiary, on the other hand, have entered into a definitive agreement with respect to, or consummated, a business combination transaction involving Sirius (or any Sirius Subsidiary) and Polaris (or any Polaris Subsidiary) that, if proposed prior to such termination, would have constituted a Sirius Acquisition Proposal or a Polaris Acquisition Proposal (except that, in each case, references to "twenty percent (20%) or more" are deemed to be references to "fifty percent (50%) or more"), then Polaris and Sirius shall jointly pay to Constellation the Polaris Termination Fee (less any Transaction Expenses previously paid to Constellation pursuant to this Section 8.06), concurrently with the consummation of such business combination transaction.

        (l)    If (i) this Agreement is validly terminated by (A) (1) Polaris, Sirius or Constellation pursuant to Section 8.02(d) (Failure to Obtain Constellation Requisite Vote), (2) Sirius or Polaris pursuant to Section 8.02(a) (Outside Date) in a circumstance in which Constellation is not entitled to terminate under Section 8.02(a), (3) Sirius pursuant to Section 8.04(b) (Constellation Terminable Breach) or (4) Polaris pursuant to Section 8.03(b) (Constellation Terminable Breach) or (B) (1) Polaris, Sirius or Constellation pursuant to Section 8.02(c) (Failure to Obtain Sirius Requisite Vote), (2) Polaris or Constellation pursuant to Section 8.02(a) (Outside Date) in a circumstance in which Sirius is not entitled to terminate under Section 8.02(a), (3) Polaris pursuant to Section 8.03(a) (Sirius Terminable Breach) or (4) Constellation pursuant to Section 8.05(b) (Sirius Terminable Breach) and (ii) at any time on or prior to the 12-month anniversary of such termination, Sirius or any Sirius Subsidiary, on the one hand, and Constellation or any Constellation Subsidiary, on the other hand, have entered into a

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definitive agreement with respect to, or consummated, a business combination transaction involving Sirius (or any Sirius Subsidiary) and Constellation (or any Constellation Subsidiary) that, if proposed prior to such termination, would have constituted a Sirius Acquisition Proposal or a Constellation Acquisition Proposal (except that, in each case, references to "twenty percent (20%) or more" are deemed to be references to "fifty percent (50%) or more"), then Constellation and Sirius shall jointly pay to Polaris the Constellation Termination Fee (less any Transaction Expenses previously paid to Polaris pursuant to this Section 8.06), concurrently with the consummation of such business combination transaction.

        (m)  If (i) this Agreement is validly terminated by (A) (1) Polaris, Sirius or Constellation pursuant to Section 8.02(b) (Failure to Obtain Polaris Requisite Votes), (2) Sirius or Constellation pursuant to Section 8.02(a) (Outside Date) in a circumstance in which Polaris is not entitled to terminate under Section 8.02(a), (3) Sirius pursuant to Section 8.04(a) (Polaris Terminable Breach) or (4) Constellation pursuant to Section 8.05(a) (Polaris Terminable Breach) or (B) (1) Polaris, Sirius or Constellation pursuant to Section 8.02(d) (Failure to Obtain Constellation Requisite Vote), (2) Polaris or Sirius pursuant to Section 8.02(a) (Outside Date) in a circumstance in which Constellation is not entitled to terminate under Section 8.02(a), (3) Polaris pursuant to Section 8.03(b) (Constellation Terminable Breach) or (4) Sirius pursuant to Section 8.04(b) (Constellation Terminable Breach) and (ii) at any time on or prior to the 12-month anniversary of such termination, Constellation or any Constellation Subsidiary, on the one hand, and Polaris or any Polaris Subsidiary, on the other hand, have entered into a definitive agreement with respect to, or consummated, a business combination transaction involving Constellation (or any Constellation Subsidiary) and Polaris (or any Polaris Subsidiary) that, if proposed prior to such termination, would have constituted a Constellation Acquisition Proposal or a Polaris Acquisition Proposal (except that, in each case, references to "twenty percent (20%) or more" are deemed to be references to "fifty percent (50%) or more"), then then Constellation and Polaris shall jointly pay to Sirius the Polaris Termination Fee (less any Transaction Expenses previously paid to Sirius pursuant to this Section 8.06), concurrently with the consummation of such business combination transaction.

        (n)   If this Agreement is validly terminated by (A) Polaris, Sirius or Constellation pursuant to Section 8.02(b) (Failure to Obtain Polaris Requisite Votes), (B) Sirius pursuant to Section 8.04(a) (Polaris Terminable Breach) or (C) Constellation pursuant to Section 8.05(a) (Polaris Terminable Breach), Polaris shall pay or cause to be paid to each of Constellation and Sirius such party's Transaction Expenses, in each case promptly, but in no event later than two (2) business days after the date of such termination, payable by wire transfer of same-day funds; provided that the payment of Transaction Expenses pursuant to this Section 8.06(n) shall not limit Polaris' liability for damages resulting from a Willful Breach or fraud (it being understood that the payment of such Transaction Expenses shall be taken into account in calculating damages for such Willful Breach or fraud).

        (o)   If this Agreement is validly terminated by (A) Polaris, Sirius or Constellation pursuant to Section 8.02(c) (Failure to Obtain Sirius Requisite Vote), (B) Polaris pursuant to Section 8.03(a) (Sirius Terminable Breach) or (C) Constellation pursuant to Section 8.05(b) (Sirius Terminable Breach), Sirius shall pay or cause to be paid to each of Constellation and Polaris such party's Transaction Expenses, in each case promptly, but in no event later than two (2) business days after the date of such termination, payable by wire transfer of same-day

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funds; provided that the payment of Transaction Expenses pursuant to this Section 8.06(o) shall not limit Sirius' liability for damages resulting from a Willful Breach or fraud (it being understood that the payment of such Transaction Expenses shall be taken into account in calculating damages for such Willful Breach or fraud).

        (p)   If this Agreement is validly terminated by (A) Polaris, Sirius or Constellation pursuant to Section 8.02(d) (Failure to Obtain Constellation Requisite Vote), (B) Polaris pursuant to Section 8.03(b) (Constellation Terminable Breach) or (C) Sirius pursuant to Section 8.04(b) (Constellation Terminable Breach), Constellation shall pay or cause to be paid to each of Polaris and Sirius such party's Transaction Expenses, in each case promptly, but in no event later than two (2) business days after the date of such termination, payable by wire transfer of same-day funds; provided that the payment of Transaction Expenses pursuant to this Section 8.06(p) shall not limit Constellation's liability for damages resulting from a Willful Breach or fraud (it being understood that the payment of such Transaction Expenses shall be taken into account in calculating damages for such Willful Breach or fraud).

        (q)   In the event that a party is entitled to receive payment of its Transaction Expenses pursuant to more than one subsection of this Section 8.06, then the other two parties that are required to pay such party's Transaction Expenses shall, notwithstanding anything to the contrary in this Section 8.06, each be required to pay 50% of the Transaction Expenses payable to such party.

        (r)   If Polaris or Constellation is required to pay Sirius the Polaris Termination Fee (or a portion thereof) or Constellation Termination Fee (or a portion thereof), as applicable, such amount shall be paid into escrow on the date such payment is required to be paid by Polaris or Constellation, as applicable, pursuant to this Agreement by wire transfer of immediately available funds to an escrow account designated in accordance with this Section 8.06. In the event that Polaris or Constellation is obligated to pay Sirius the Polaris Termination Fee (or a portion thereof) or Constellation Termination Fee (or a portion thereof), as applicable, the amount payable to Sirius in any tax year of Sirius shall not exceed the lesser of (i) the amounts required to be paid by Polaris and Constellation collectively to Sirius pursuant to this Section 8.06, and (ii) the sum of (A) the maximum amount that can be paid to Sirius without causing such party to fail to meet the requirements of Section 856(c)(2) and (3) of the Code for the relevant tax year, determined as if the payment of such amount did not constitute income described in Sections 856(c)(2) or 856(c)(3) of the Code ("Qualifying Income"), and Sirius has income from unknown sources during such year in an amount equal to 1% of its gross income which is not Qualifying Income (in addition to any known or anticipated income which is not Qualifying Income), in each case as determined by Sirius' independent accountants, plus (B) in the event Sirius receives either (x) a letter from Sirius' counsel indicating that Sirius has received a ruling from the IRS as described in this Section 8.06 or (y) an opinion from its outside counsel as described in this Section 8.06, an amount equal to the excess of the Termination Fee (or a portion thereof, as applicable) less the amount payable under clause (A) above.

        (s)   To secure Polaris' or Constellation's obligation to pay any amounts payable pursuant to this Section 8.06, Polaris or Constellation, as applicable, shall deposit into escrow the applicable Termination Fee (or a portion thereof, as applicable) with an escrow agent selected by Polaris or Constellation, as applicable, on such terms (subject to this Section 8.06) as

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shall be mutually agreed upon by Polaris or Constellation, as applicable, and Sirius and the escrow agent. The payment or deposit into escrow of such amount by either Polaris or Constellation pursuant to this Section 8.06 shall be made at the time Polaris or Constellation, as applicable, is obligated to pay Sirius such amount pursuant to this Section 8.06 by wire transfer. The escrow agreement shall provide that any amounts in escrow or any portion thereof in accordance with this Section 8.06 shall not be released to Sirius unless the escrow agent receives any one or combination of the following: (i) a letter from Sirius' independent accountants indicating the maximum amount that can be paid by the escrow agent to Sirius without causing such party to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code determined as if the payment of such amount did not constitute Qualifying Income and Sirius has income from unknown sources during such year in an amount equal to 1% of its gross income which is not Qualifying Income (in addition to any known or anticipated income which is not Qualifying Income), in which case the escrow agent shall release such amount to the receiving party, or (ii) a letter from Sirius' counsel indicating that (A) Sirius received a ruling from the IRS holding that the receipt by such party of such amounts would either constitute Qualifying Income or would be excluded from gross income within the meaning of Sections 856(c)(2) and (3) of the Code or (B) Sirius' outside counsel has rendered a legal opinion to the effect that the receipt by such party of such amounts should either constitute Qualifying Income or should be excluded from gross income within the meaning of Sections 856(c)(2) and (3) of the Code, in which case the escrow agent shall release the remainder of such amounts to Sirius. Polaris and Constellation agree to amend this Section 8.06 at the reasonable request of Sirius in order to (i) maximize the portion of such amounts that may be distributed to Sirius hereunder without causing Sirius to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code, (ii) improve Sirius' chances of securing a favorable ruling described in this Section 8.06 or (iii) assist Sirius in obtaining a favorable legal opinion from its outside counsel as described in this Section 8.06. Any amounts required to be paid by Polaris and Constellation collectively to Sirius pursuant to this Section 8.06 that remain unpaid as of the end of a taxable year shall be paid as soon as possible during the following taxable year, subject to the foregoing limitations of this Section 8.06, provided, however, that the obligation of Polaris or Constellation to pay the unpaid portion of such amount, as applicable, shall terminate on the next December 31 following the date which is five (5) years from the date of this Agreement. Any payment due to Sirius described in this Section 8.06 shall be subject to the same limitations on payment as set forth in this Section 8.06.

        (t)    If Polaris or Sirius is required to pay Constellation the Polaris Termination Fee (or a portion thereof) or Sirius Termination Fee (or a portion thereof), as applicable, such amount shall be paid into escrow on the date such payment is required to be paid by Polaris or Sirius, as applicable, pursuant to this Agreement by wire transfer of immediately available funds to an escrow account designated in accordance with this Section 8.06. In the event that Polaris or Sirius is obligated to pay Constellation the Polaris Termination Fee (or a portion thereof) or Sirius Termination Fee (or a portion thereof), as applicable, the amount payable to Constellation in any tax year of Constellation shall not exceed the lesser of (i) the amounts required to be paid by Polaris and Sirius collectively to Constellation pursuant to this Section 8.06, and (ii) the sum of (A) the maximum amount that can be paid to Constellation without causing such party to fail to meet the requirements of Section 856(c)(2) and (3) of the Code for the relevant tax year, determined as if the payment of such amount did not constitute Qualifying Income, and Constellation has income from unknown sources during such year in an amount equal to 1% of its gross income which is not Qualifying Income (in addition to any known or anticipated income

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which is not Qualifying Income), in each case as determined by Constellation's independent accountants, plus (B) in the event Constellation receives either (x) a letter from Constellation's counsel indicating that Constellation has received a ruling from the IRS as described in this Section 8.06 or (y) an opinion from its outside counsel as described in this Section 8.06, an amount equal to the excess of the Termination Fee (or a portion thereof, as applicable) less the amount payable under clause (A) above.

        (u)   To secure Polaris' or Sirius' obligation to pay any amounts payable pursuant to this Section 8.06, Polaris or Sirius, as applicable, shall deposit into escrow the applicable Termination Fee (or a portion thereof, as applicable) with an escrow agent selected by Polaris or Sirius, as applicable, on such terms (subject to this Section 8.06) as shall be mutually agreed upon by Polaris or Sirius, as applicable, and Constellation and the escrow agent. The payment or deposit into escrow of such amount by either Polaris or Sirius pursuant to this Section 8.06 shall be made at the time Polaris or Sirius, as applicable, is obligated to pay Constellation such amount pursuant to Section 8.06 by wire transfer. The escrow agreement shall provide that any amounts in escrow or any portion thereof in accordance with this Section 8.06 shall not be released to Constellation unless the escrow agent receives any one or combination of the following: (i) a letter from Constellation's independent accountants indicating the maximum amount that can be paid by the escrow agent to Constellation without causing such party to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code determined as if the payment of such amount did not constitute Qualifying Income and Constellation has income from unknown sources during such year in an amount equal to 1% of its gross income which is not Qualifying Income (in addition to any known or anticipated income which is not Qualifying Income), in which case the escrow agent shall release such amount to the receiving party, or (ii) a letter from Constellation's counsel indicating that (A) Constellation received a ruling from the IRS holding that the receipt by such party of such amounts would either constitute Qualifying Income or would be excluded from gross income within the meaning of Sections 856(c)(2) and (3) of the Code or (B) Constellation's outside counsel has rendered a legal opinion to the effect that the receipt by such party of such amounts should either constitute Qualifying Income or should be excluded from gross income within the meaning of Sections 856(c)(2) and (3) of the Code, in which case the escrow agent shall release the remainder of such amounts to Constellation. Polaris and Sirius agree to amend this Section 8.06 at the reasonable request of Constellation in order to (i) maximize the portion of such amounts that may be distributed to Constellation hereunder without causing Constellation to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code, (ii) improve Constellation's chances of securing a favorable ruling described in this Section 8.06 or (iii) assist Constellation in obtaining a favorable legal opinion from its outside counsel as described in this Section 8.06. Any amounts required to be paid by Polaris and Sirius collectively to Constellation pursuant to this Section 8.06 that remain unpaid as of the end of a taxable year shall be paid as soon as possible during the following taxable year, provided, however, that the obligation of Polaris or Sirius to pay the unpaid portion of such amount, as applicable, shall terminate on the next December 31 following the date which is five (5) years from the date of this Agreement. Any payment due to Constellation described in Section 8.06 shall be subject to the same limitations on payment as set forth in this Section 8.06.

        (v)   Notwithstanding anything to the contrary in this Agreement, subject to the last sentence of this Section 8.06(v), the parties hereby acknowledge that in the event that the

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Polaris Termination Fee (or a portion thereof, as applicable) or Transaction Expenses becomes payable and are paid by Polaris pursuant to this Section 8.06, the Polaris Termination Fee or Transaction Expenses shall be the Other Parties' sole and exclusive remedy for monetary damages under this Agreement. In no event (x) shall Polaris be required to pay the Polaris Termination Fee (or a portion thereof, as applicable) on more than one occasion or (y) shall Polaris be required to pay Transaction Expenses to each Other Party on more than one occasion. Notwithstanding the foregoing in this Section 8.06(v), the payment of the Polaris Termination Fee (or a portion thereof, as applicable) or the payment of Transaction Expenses pursuant to this Section 8.06 shall not limit Polaris' liability for damages resulting from a Willful Breach or fraud.

        (w)  Notwithstanding anything to the contrary in this Agreement, subject to the last sentence of this Section 8.06(w), the parties hereby acknowledge that in the event that the Sirius Termination Fee (or a portion thereof, as applicable) or Transaction Expenses becomes payable and are paid by Sirius pursuant to this Section 8.06, the Sirius Termination Fee (or a portion thereof, as applicable) or Transaction Expenses shall be the Other Parties' sole and exclusive remedy for monetary damages under this Agreement. In no event (x) shall Sirius be required to pay the Sirius Termination Fee (or a portion thereof, as applicable) on more than one occasion or (y) shall Sirius be required to pay Transaction Expenses to each Other Party on more than one occasion. Notwithstanding the foregoing in this Section 8.06(w), the payment of the Sirius Termination Fee (or a portion thereof, as applicable) or the payment of Transaction Expenses pursuant to this Section 8.06 shall not limit Sirius' liability for damages resulting from a Willful Breach or fraud.

        (x)   Notwithstanding anything to the contrary in this Agreement, subject to the last sentence of this Section 8.06(x) the parties hereby acknowledge that in the event that the Constellation Termination Fee (or a portion thereof, as applicable) or Transaction Expenses becomes payable and are paid by Constellation pursuant to this Section 8.06, the Constellation Termination Fee (or a portion thereof, as applicable) or Transaction Expenses shall be the Other Parties' sole and exclusive remedy for monetary damages under this Agreement. In no event (x) shall Constellation be required to pay the Constellation Termination Fee (or a portion thereof, as applicable) on more than one occasion or (y) shall Constellation be required to pay Transaction Expenses to each Other Party on more than one occasion. Notwithstanding the foregoing in this Section 8.06(x), the payment of the Constellation Termination Fee (or a portion thereof, as applicable) or the payment of Transaction Expenses pursuant to this Section 8.06 shall not limit Constellation's liability for damages resulting from a Willful Breach or fraud.

        (y)   The parties acknowledge that the agreements contained in this Section 8.06 are an integral part of the Transactions, and that, without these agreements, the parties would not enter into this Agreement.

        (z)   Notwithstanding anything herein to the contrary (i) in the event that (1) this Agreement is terminated (including a joint termination by two parties to enter into an agreement that would constitute a Constellation Superior Proposal, Sirius Superior Proposal or Polaris Superior Proposal, as applicable with respect to the two parties that are terminating this Agreement), (2) a Termination Fee is payable in connection with such termination and (3) two of the parties enter into a transaction agreement with a third party, the third party to this Agreement

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shall be entitled to receive from each Other Party an amount equal to 50% of the Termination Fee payable by such Other Party; and (ii) no Sirius Acquisition Proposal or Polaris Acquisition Proposal shall be deemed to exist by virtue of this Agreement or any discussions between Sirius and Polaris prior to the date of this Agreement.

        (aa) Notwithstanding anything to the contrary in this Agreement, in no event shall any Transaction Expense be reimbursable to, nor shall any Termination Fee be payable to, Polaris pursuant to this Section 8.06, if, at the time of termination, this Agreement is terminable pursuant to Section 8.02(b) (Failure to Obtain Polaris Requisite Votes), Section 8.02(a) (Outside Date) in a circumstance where Polaris is not entitled to terminate under Section 8.02(a), Section 8.04(a) (Polaris Terminable Breach), Section 8.05(a) (Polaris Terminable Breach), Section 8.04(c) (Polaris Change of Recommendation), Section 8.05(c) (Polaris Change of Recommendation), Section 8.04(f) (Breach of Certain Polaris Covenants) or Section 8.05(f) (Breach of Certain Polaris Covenants).

        (bb) Notwithstanding anything to the contrary in this Agreement, in no event shall any Transaction Expense be reimbursable to, nor shall any Termination Fee be payable to, Sirius pursuant to this Section 8.06, if, at the time of termination, this Agreement is terminable pursuant to Section 8.02(c) (Failure to Obtain Sirius Requisite Vote), Section 8.02(a) (Outside Date) in a circumstance where Sirius is not entitled to terminate under Section 8.02(a), Section 8.03(a) (Sirius Terminable Breach), Section 8.05 (b) (Sirius Terminable Breach), Section 8.03(c) (Sirius Change of Recommendation), Section 8.05(d) (Sirius Change of Recommendation), Section 8.03(f) (Breach of Certain Sirius Covenants) or Section 8.05(g) (Breach of Certain Sirius Covenants).

        (cc) Notwithstanding anything to the contrary in this Agreement, in no event shall any Transaction Expense be reimbursable to, nor shall any Termination Fee be payable to, Constellation pursuant to this Section 8.06, if, at the time of termination, this Agreement is terminable pursuant to Section 8.02(d) (Failure to Obtain Constellation Requisite Vote), Section 8.02(a) (Outside Date) in a circumstance where Constellation is not entitled to terminate under Section 8.02(a), Section 8.03(b) (Constellation Terminable Breach), Section 8.04(b) (Constellation Terminable Breach), Section 8.03(d) (Constellation Change of Recommendation), Section 8.04(d) (Constellation Change of Recommendation), Section 8.03(g) (Breach of Certain Constellation Covenants) or Section 8.04(g) (Breach of Certain Constellation Covenants).

        8.07    Sirius Termination Right.     Notwithstanding anything herein to the contrary, any termination by (i) Sirius pursuant to Article VIII may only be made with the approval of the Sirius Board Special Committee on behalf of Sirius or (ii) Polaris pursuant to Article VIII may only be made with the approval of the Polaris Board Special Committee on behalf of Polaris.

ARTICLE IX

MISCELLANEOUS

        9.01    Survival.    The representations, warranties, agreements and covenants contained in this Agreement will not survive the Constellation-Polaris Merger Effective Time (other than

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Article I, Article II, Article III, Sections 4.05, 6.08(b), 6.10, 6.11, 6.12, 6.17 and 8.06 and this Article IX and the relevant definitions).

        9.02    Waiver; Amendment.     Before the Sirius-Polaris Merger Effective Time, any provision of this Agreement may be (a) waived by the party benefited by the provision, but only in writing, or (b) amended or modified at any time, but only by a written agreement executed in the same manner as this Agreement, except to the extent that any such amendment would violate the DGCL or the MGCL, as applicable, or require resubmission of this Agreement, the Mergers or the Constituent Documents, as applicable, to the stockholders of Sirius, Polaris and Constellation, as applicable; provided, however that any provision of this Agreement may not be waived, amended or modified by (i) Sirius without the prior written consent of the Sirius Board Special Committee, or (ii) Polaris without the prior written consent of the Polaris Board Special Committee. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Before the Sirius-Polaris Merger Effective Time, any party may, subject to applicable Law, make or grant any consent under this Agreement; provided, however that any consent may not be made or granted by (i) Sirius without the prior written consent of the Sirius Board Special Committee, or (ii) Polaris without the prior written consent of the Polaris Board Special Committee. From and after the Sirius-Polaris Merger Effective Time, this Agreement may not be amended, modified or supplemented in any respect, and no provision of this Agreement may be waived and no party may make or grant any consent under this Agreement. Notwithstanding anything in this Section 9.02, the provisions of this Section 9.02 and Sections 9.03, 9.04, 9.08 and 9.12 (and any definitions used therein) that are for the benefit of the Debt Financing Sources cannot be amended, waived or modified in a manner adverse to the Debt Financing Sources without the prior written consent of the Debt Financing Sources (such consent not to be unreasonably withheld, conditioned or delayed).

        9.03    Governing Law.     The execution, interpretation, and performance of this Agreement shall be governed by the laws of the State of Delaware, except with respect to the Mergers which shall be governed by the DGCL or MGCL, as applicable, in each case without giving effect to any conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any other jurisdiction other than the State of Delaware; provided that, notwithstanding the foregoing and without prejudice to anything set forth in Section 9.12, any proceedings, actions, causes of action, claims, cross-claims or third party claims arising out of this Agreement involving the Debt Financing Sources will be governed by and construed in accordance with the applicable laws of the State of New York without giving regard to conflicts or choice of law principles that would result in the application of any law other than the law of the State of New York. EACH PARTY HERETO, TO THE EXTENT IT MAY LAWFULLY DO SO, HEREBY SUBMITS TO THE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE LOCATED IN NEW CASTLE COUNTY, DELAWARE AND THE UNITED STATES DISTRICT COURT IN DELAWARE, AS WELL AS TO THE JURISDICTION OF ALL COURTS FROM WHICH AN APPEAL MAY BE TAKEN OR OTHER REVIEW SOUGHT FROM THE AFORESAID COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF SUCH PARTY'S OBLIGATIONS UNDER OR WITH RESPECT TO THIS AGREEMENT OR ANY OF THE AGREEMENTS,

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INSTRUMENTS OR DOCUMENTS CONTEMPLATED HEREBY (OTHER THAN THE CONFIDENTIALITY AGREEMENTS), AND EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE AS TO VENUE IN ANY OF SUCH COURTS. NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THIS AGREEMENT, EACH OF THE PARTIES HERETO AGREES THAT IT WILL NOT BRING, OR SUPPORT THE BRINGING OF, ANY PROCEEDING, ACTION, CAUSE OF ACTION, CLAIM, CROSS-CLAIM OR THIRD PARTY CLAIM OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR IN EQUITY, WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, AGAINST THE DEBT FINANCING SOURCES IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, INCLUDING ANY DISPUTE ARISING OUT OF OR RELATING IN ANY WAY TO THE DEBT FINANCING OR THE PERFORMANCE THEREOF, IN ANY FORUM OTHER THAN THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, OR, IF UNDER APPLICABLE LAW EXCLUSIVE JURISDICTION IS VESTED IN THE FEDERAL COURTS, THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (AND APPELLATE COURTS THEREOF), AND EACH PARTY MAKES THE AGREEMENTS, WAIVERS AND CONSENTS SET FORTH ABOVE IN THIS SECTION 9.03 MUTATIS MUTANDIS FOR ANY SUCH PROCEEDINGS, ACTION, CAUSE OF ACTION, CLAIM, CROSS-CLAIM OR THIRDPARTY CLAIM BUT WITH RESPECT TO THE COURTS SPECIFIED IN THIS SENTENCE.

        9.04    Waiver of Jury Trial.     EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THEM AGAINST THE OTHER PARTIES OR ANY DEBT FINANCING SOURCES ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH, OR THE ADMINISTRATION THEREOF OR ANY OF THE TRANSACTIONS OR ANY OTHER TRANSACTIONS CONTEMPLATED BY SUCH OTHER AGREEMENTS OR THE DEBT FINANCING. NO PARTY TO THIS AGREEMENT SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS AGREEMENT OR ANY RELATED INSTRUMENTS, THE DEBT FINANCING OR THE RELATIONSHIP BETWEEN THE PARTIES. NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCUSSED BY THE PARTIES, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

        9.05    Specific Performance.     The parties acknowledge and agree that (1) monetary damages could not adequately compensate any party hereto in the event of a breach of the material terms of this Agreement by any other party; (2) the non-breaching party would suffer irreparable harm in the event of such a breach; and (3) the non-breaching party shall have, in addition to any other rights or remedies it may have at law or in equity, specific performance and

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injunctive relief as a remedy for the enforcement and to prevent breaches hereof. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief as provided herein on the basis that (a) such party has an adequate remedy at law or (b) an award of specific performance is not an appropriate remedy for any reason at law or equity. The parties agree to not seek, and agree to waive, any requirement for the securing or posting of a bond in connection with the party's seeking or obtaining any relief pursuant to this Section 9.05. Notwithstanding anything in this Agreement to the contrary, but subject to Section 6.15(b), in no event shall any party (A) be in breach of its obligation under this Agreement to consummate the Mergers or (B) otherwise have any liability to any other party in connection with a failure to consummate the Mergers, in each case, if, as of any date of determination, (x) the Debt Financing is not available and (y) the Constellation-Polaris Merger Surviving Corporation would, upon the occurrence of the Mergers, not have sufficient unrestricted cash on hand available to pay the Debt Payoff Amount and all transaction expenses of the parties in connection with the Transactions.

        9.06    Expenses.    Subject to Section 8.06, if the Closing does not occur, each party will bear all expenses incurred by it in connection with this Agreement and the Transactions, except the parties shall each bear and pay one third of the expenses incurred in connection with (i) the filing, printing and mailing of the Form S-4 and Proxy Statement, (ii) any filings, provision of information or documentary material or other actions in connection with the Requisite Regulatory Approvals, and (iii) Section 6.15.

        9.07    Notices.    All notices, requests and other communications given or made under this Agreement must be in writing and will be deemed given if personally delivered, electronic transmission or mailed by registered or certified mail (return receipt requested) to the persons and addresses set forth below or such other place as such party may specify by like notice (provided that notices of a change of address will be effective only upon receipt thereof).

    If to Sirius, New Sirius, Sirius LP, Sirius Sub or New Sirius Sub, to:

    c/o NorthStar Realty Finance Corp.
    399 Park Avenue
    18th Floor
    New York, New York 10022
    Attention: General Counsel
    Email: rlieberman@nrfc.com

    with copies (which shall not constitute notice) to:

    Vinson & Elkins L.L.P.
    7400 Beaufont Springs Drive
    Suite 300
    Richmond, VA 23225
    Attention: Daniel M. LeBey
    Email: dlebey@velaw.com

    and

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    Venable LLP
    750 East Pratt Street, Suite 900
    Baltimore, MD 21202
    Attention: Michael D. Schiffer
    Email: mdschiffer@venable.com

    If to Polaris or New Polaris, to:

    c/o NorthStar Asset Management Group Inc.
    399 Park Avenue
    18th Floor
    New York, New York 10022
    Attention: General Counsel
    Email: rlieberman@nsamgroup.com

    with copies (which shall not constitute notice) to:

    Sullivan & Cromwell LLP
    125 Broad Street
    New York, NY 10004-2498

Attention:	Mitchell S. Eitel Robert W. Downes

Email:	eitelm@sullcrom.com downesr@sullcrom.com

    and

    Fried, Frank, Harris, Shriver and Jacobson, LLP
    One New York Plaza
    New York, NY 10004-1980

Attention:	Steven G. Scheinfeld Philip Richter

Email:	steven.scheinfeld@friedfrank.com philip.richter@friedfrank.com

    If to Constellation, to:

    Colony Capital, Inc.
    515 South Flower Street
    44th Floor
    Los Angeles, CA 90071
    Attention: Director, Legal Department
    Email: ColonyLegal@colonyinc.com

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    with a copy (which shall not constitute notice) to:

    Willkie Farr & Gallagher LLP
    787 Seventh Avenue
    New York, NY 10019

Attention:	Thomas M. Cerabino Adam M. Turteltaub

Email:	tcerabino@willkie.com aturteltaub@willkie.com

Notices will be deemed to have been received (x) on the date of receipt if (i) personally delivered or (ii) upon receipt of an appropriate electronic answerback or confirmation when so delivered by electronic submission (to such email address specified above or another email address as such person may subsequently designate by notice given hereunder) only if followed by overnight or hand delivery or (y) on the date five (5) business days after dispatch by registered or certified mail.

        9.08    Entire Understanding; No Third Party Beneficiaries.     All Exhibits (attached hereto and as executed), Schedules and Disclosure Letters hereto shall be deemed to be incorporated into and made part of this Agreement. This Agreement, together with the Exhibits, Schedules and Disclosure Letters hereto, the Confidentiality Agreements, the Constellation Support Agreement, the Polaris/Sirius Support Agreement and the Agreement, dated as of the date hereof, by and between Sirius, Polaris and NSAM J-NRF Ltd. contain the entire agreement and understanding among the parties with respect to the subject matter hereof (and supersede any prior agreements, arrangements or understandings among the parties with respect to the subject matter hereof) and there are no agreements, representations, or warranties which are not set forth herein. Subject to Section 9.12, except for Section 6.10, which is intended to benefit the Indemnified Parties to the extent stated, nothing expressed or implied in this Agreement is intended to confer any rights, remedies, obligations or liabilities upon any person other than Sirius, Constellation and Polaris.

        9.09    Assignment.    The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. Prior to the Closing, no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto.

        9.10    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when two or more counterparts hereof, individually or taken together, shall bear the signatures of all parties reflected hereon as the signatories. The execution and delivery of this Agreement may be effected by facsimile or any other electronic means such as ".pdf" files.

        9.11    Severability.    If any provision of this Agreement or the application thereof to any person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions, or the application of such provision to persons or

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circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and will in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party. Upon such determination, the parties will negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

        9.12    Debt Financing Sources.     Notwithstanding anything to the contrary contained in this Agreement, except for claims by Constellation LLC against the Debt Financing Sources pursuant to the Debt Commitment Letter and any definitive documents related thereto, (A) none of the parties hereto nor any of their respective subsidiaries, Affiliates, directors, officers, employees, agents, partners, managers, members or stockholders shall have any rights or claims against any Debt Financing Source, in any way relating to this Agreement or any of the transactions contemplated by this Agreement, or in respect of any, or in respect of any oral representations made or alleged to have been made in connection herewith or therewith, including any dispute arising out of or relating in any way to the Debt Commitment Letter or the performance thereof or the financings contemplated thereby, whether at law or equity, in contract, in tort or otherwise and (B) no Debt Financing Source shall have any liability (whether in contract, in tort or otherwise) to any party hereto or any of their respective subsidiaries, Affiliates, directors, officers, employees, agents, partners, managers, members or stockholders for any obligations or liabilities of any party hereto under this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby and thereby or in respect of any oral representations made or alleged to have been made in connection herewith or therewith, including any dispute arising out of or relating in any way to the Debt Commitment Letter or the performance thereof or the financings contemplated thereby, whether at law or equity, in contract, in tort or otherwise. The Debt Financing Sources are intended third party beneficiaries of Sections 9.02, 9.03, 9.04, 9.08 and this Section 9.12.

[Signatures appear on following page.]

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        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

NORTHSTAR ASSET MANAGEMENT GROUP INC.
By:	/s/ Ronald J. Lieberman
	Name:	Ronald J. Lieberman
	Title:	Executive Vice President, General Counsel and Secretary
NEW POLARIS INC.
By:	/s/ Ronald J. Lieberman
	Name:	Ronald J. Lieberman
	Title:	Secretary

Signature Page to Merger Agreement

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COLONY CAPITAL, INC.
By:	/s/ Mark M. Hedstrom
	Name:	Mark M. Hedstrom
	Title:	Chief Operating Officer

Signature Page to Merger Agreement

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NORTHSTAR REALTY FINANCE CORP.
By:	/s/ Jonathan A. Langer
	Name:	Jonathan A. Langer
	Title:	Chief Executive Officer
NEW SIRIUS INC.
By:	/s/ Jonathan A. Langer
	Name:	Jonathan A. Langer
	Title:	Chief Executive Officer
NORTHSTAR REALTY FINANCE LIMITED PARTNERSHIP
By:	/s/ Jonathan A. Langer
	Name:	Jonathan A. Langer
	Title:	Chief Executive Officer
SIRIUS MERGER SUB-T, LLC
By:	/s/ Jonathan A. Langer
	Name:	Jonathan A. Langer
	Title:	Chief Executive Officer
NEW SIRIUS MERGER SUB, LLC
By:	/s/ Jonathan A. Langer
	Name:	Jonathan A. Langer
	Title:	Chief Executive Officer

Signature Page to Merger Agreement

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EXECUTION VERSION

Letter Agreement

        Letter Agreement, dated July 28, 2016 (this "Letter Agreement"), among NORTHSTAR REALTY FINANCE CORP., a Maryland corporation ("Sirius"), COLONY CAPITAL, INC., a Maryland corporation ("Constellation"), NORTHSTAR ASSET MANAGEMENT GROUP INC., a Delaware corporation ("Polaris"), COLONY NORTHSTAR, INC. (f/k/a NEW POLARIS INC.), a Maryland corporation and a wholly owned Subsidiary of Polaris ("New Polaris"), SIRIUS MERGER SUB-T, LLC, a Delaware limited liability company and a wholly owned Subsidiary of Sirius ("Sirius Sub"), NORTHSTAR REALTY FINANCE LIMITED PARTNERSHIP, a Delaware limited partnership and a Subsidiary of Sirius ("Sirius LP"), NEW SIRIUS INC., a Maryland corporation and a wholly owned Subsidiary of Sirius ("New Sirius"), and NEW SIRIUS MERGER SUB, LLC, a Delaware limited liability company and a wholly owned Subsidiary of New Sirius ("New Sirius Sub").

        Reference is made to the Agreement and Plans of Merger, dated as of June 2, 2016 (the "Merger Agreement"), among Sirius, Constellation, Polaris, New Polaris, Sirius Sub, Sirius LP, New Sirius and New Sirius Sub. All terms used but not otherwise defined herein shall have the meanings assigned to them in the Merger Agreement.

        In order to confirm the parties' agreement as to the form of Colony NorthStar Charter and Colony NorthStar bylaws that will govern the combined company from and after the effective time of the transactions contemplated by the Merger Agreement, and to make certain other technical corrections to the Merger Agreement to reflect the parties' original intention, the parties agree as follows:

        1.     The forms of New Polaris Charter and New Polaris Bylaws attached as Exhibits A and B, respectively, to the Merger Agreement are replaced with the forms of Colony NorthStar Charter and Colony NorthStar Bylaws attached hereto as Exhibits A and B, respectively.

        2.     References in the following sections of the Merger Agreement to "New Polaris Common Shares" shall be deemed references to "shares of New Polaris Class A Common Stock": the second instance thereof in Recital D; definition of "Form S-4"; the second instance thereof in Section 2.10(b); the second instance thereof in Section 2.11(b); Section 6.04(a); Section 6.16; and Section 7.01(e).

        3.     References in the following sections of the Merger Agreement to "New Polaris Common Shares" shall be deemed references to "shares of New Polaris Class A Common Stock and New Polaris Performance Common Stock": the first instance thereof in Recital D, the first instance thereof in Section 2.10(b); and the first instance thereof in Section 2.11(b).

        4.     References in the following section of the Merger Agreement to "Sirius" shall be deemed references to "New Sirius": the last instance in Section 2.11(b).

        5.     References in the following sections of the Merger Agreement to "Constellation Shares" shall be deemed references to "shares of Constellation Class A Common Stock": definition of "Material Adverse Effect"; and Section 2.12(d).

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        6.     References in the following section of the Merger Agreement to "New Polaris Common Shares" shall be deemed references to "shares of New Polaris Class A Common Stock or New Polaris Class B Common Stock": Section 3.03(e).

        7.     References in the following section of the Merger Agreement to "New Polaris Common Shares" shall be deemed references to "shares of New Polaris Class A Common Stock and New Polaris Class B Common Stock": the third instance thereof in Recital D.

        8.     References in the following sections of the Merger Agreement to "Polaris Shares" shall be deemed references to "shares of Polaris Common Stock": definition of "Polaris Special Dividend"; and definition of "Material Adverse Effect".

        9.     The reference in Section 4.03(e) of the Merger Agreement to "majority of the outstanding Constellation Shares" shall be deemed a reference to "majority of the votes entitled to be cast by holders of the outstanding Constellation Shares".

        10.   The Polaris Special Dividend (i) shall have a record date that is (x) prior to the effective time of the transactions contemplated by the Merger Agreement and (y) no earlier than January 1, 2017, and (ii) shall be paid no earlier than January 1, 2017.

        11.   The filing referenced in Section 6.06(d)(1) of the Merger Agreement shall be made only if required under applicable Law.

        12.   The Merger Agreement shall otherwise remain in full force and effect. Sections 9.02—9.05 and 9.07—9.11 of the Merger Agreement are incorporated by reference herein, mutatis mutandis.

[Signatures Appear on the Following Page]

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        IN WITNESS WHEREOF, the parties have caused this Letter Agreement to be executed by their duly authorized officers as of the day and year first above written.

NORTHSTAR ASSET MANAGEMENT GROUP INC.
By:	/s/ ALBERT TYLIS
Name:	Albert Tylis
Title:	CEO and President
COLONY NORTHSTAR, INC.
By:	/s/ ALBERT TYLIS
Name:	Albert Tylis
Title:	President

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COLONY CAPITAL, INC.
By:	/s/ MARK M. HEDSTROM
Name:	Mark M. Hedstrom
Title:	Chief Operating Officer

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NORTHSTAR REALTY FINANCE CORP.
By:	/s/ DEBRA HESS
Name:	Debra Hess
Title:	CFO
NEW SIRIUS INC.
By:	/s/ DEBRA HESS
Name:	Debra Hess
Title:	CFO
NORTHSTAR REALTY FINANCE LIMITED PARTNERSHIP
By:	/s/ DEBRA HESS
Name:	Debra Hess
Title:	CFO
SIRIUS MERGER SUB-T, LLC
By:	/s/ DEBRA HESS
Name:	Debra Hess
Title:	CFO
NEW SIRIUS MERGER SUB, LLC
By:	/s/ DEBRA HESS
Name:	Debra Hess
Title:	CFO

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Execution Version

Letter Agreement

        Letter Agreement, dated October 16, 2016 (this "Letter Agreement"), among NORTHSTAR REALTY FINANCE CORP., a Maryland corporation ("Sirius"), COLONY CAPITAL, INC., a Maryland corporation ("Constellation"), NORTHSTAR ASSET MANAGEMENT GROUP INC., a Delaware corporation ("Polaris"), COLONY NORTHSTAR, INC. (f/k/a NEW POLARIS INC.), a Maryland corporation and a wholly owned Subsidiary of Polaris ("New Polaris" or "Colony NorthStar"), SIRIUS MERGER SUB-T, LLC, a Delaware limited liability company and a wholly owned Subsidiary of Sirius ("Sirius Sub"), NORTHSTAR REALTY FINANCE LIMITED PARTNERSHIP, a Delaware limited partnership and a Subsidiary of Sirius ("Sirius LP"), NEW SIRIUS INC., a Maryland corporation and a wholly owned Subsidiary of Sirius ("New Sirius"), and NEW SIRIUS MERGER SUB, LLC, a Delaware limited liability company and a wholly owned Subsidiary of New Sirius ("New Sirius Sub").

        Reference is made to the Agreement and Plans of Merger, dated as of June 2, 2016 (the "Original Merger Agreement"), as amended by the Letter Agreement, dated July 28, 2016 (the "July 28th Letter" and the Original Merger Agreement, as amended by the July 28th Letter, the "Merger Agreement"), among Sirius, Constellation, Polaris, New Polaris, Sirius Sub, Sirius LP, New Sirius and New Sirius Sub. All terms used but not otherwise defined herein shall have the meanings assigned to them in the Merger Agreement.

        In order to (a) amend the form of Colony NorthStar Charter and Colony NorthStar Bylaws that will govern Colony NorthStar from and after the effective time of the transactions contemplated by the Merger Agreement, (b) amend the Merger Agreement to fix the number of members of the board of directors of Colony NorthStar to ten (10), and (c) amend the Merger Agreement to change the amounts of the dividends that the parties shall be permitted to pay prior to the Closing, the parties agree as follows:

        1.     The forms of Colony NorthStar Charter and Colony NorthStar Bylaws attached as Exhibits A and B, respectively, to the July 28th Letter, which replaced the forms of New Polaris Charter and New Polaris Bylaws attached as Exhibits A and B, respectively, to the Original Merger Agreement, are replaced with the forms of Colony NorthStar Charter and Colony NorthStar Bylaws attached hereto as Exhibits A and B, respectively.

        2.     The following definition in Section 1.01 of the Merger Agreement is amended and restated in its entirety as follows:

  "Polaris Special Dividend" means a dividend in cash in respect of the Polaris Shares in an aggregate amount of up to $228 million to be declared by the Polaris Board (or a duly authorized committee thereof) prior to or as of the Closing and paid prior to, as of or after the Closing to holders of record of Polaris Shares prior to the Redomestication Merger Effective Time.

        3.     Section 2.21(e) of the Merger Agreement is amended and restated in its entirety as follows:

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  "Prior to the Closing, the parties shall take all actions necessary so that, as of the Constellation-Polaris Effective Time, the board of directors of the Constellation-Polaris Merger Surviving Corporation shall consist of ten (10) members, five (5) of whom shall be persons designated by Constellation prior to the Closing (four (4) of whom shall qualify as an "independent director" in accordance with NYSE Listing Standard 303A.02) and five (5) of whom shall be persons designated by Polaris and Sirius prior to the Closing (four (4) of whom shall qualify as an "independent director" in accordance with NYSE Listing Standard 303A.02)."

        4.     For the avoidance of doubt, notwithstanding anything to the contrary in the Merger Agreement, none of Constellation, Polaris or Sirius shall declare or pay any amount of its regular quarterly dividends in respect of the calendar year ending December 31, 2016 that may have been permitted to be paid by it pursuant to Section 5.01(d)(B) of the Merger Agreement at a time, or allow the record date for any such dividend to be a date, earlier than the time or date for the corresponding quarterly dividend that was paid by Constellation, Polaris or Sirius, as applicable, during the prior calendar year. For the avoidance of doubt, pursuant to Section 5.01(d)(B) of the Merger Agreement, Constellation, Polaris and Sirius may, prior to the Constellation-Polaris Merger Effective Time, with respect to the first calendar quarter of 2017, make, declare and pay a dividend in an amount equal to, in respect of the Constellation Shares and Sirius Shares, $0.40 per share, and, in respect of the Polaris Shares, $0.10 per share, multiplied by a fraction, the numerator of which is the number of days elapsed in such quarter up to, and including, the Closing Date and the denominator of which is 90.

        5.     Without the prior written consent of each of Sirius and Constellation, Polaris shall not terminate, amend, modify, assign or waive, assign or fail to enforce any rights under any provision of, that certain Agreement, dated October 16, 2016, by and among Polaris, MSD Partners, L.P., MSD Torchlight Partners, L.P., MSD Capital, L.P., MSD Sparrowhawk, L.P. and Orange Marlin Investments, L.P.

        6.     The Merger Agreement shall otherwise remain in full force and effect. Sections 9.02—9.05 and 9.07—9.11 of the Merger Agreement are incorporated by reference herein, mutatis mutandis.

[Signatures Appear on the Following Page]

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        IN WITNESS WHEREOF, the parties have caused this Letter Agreement to be executed by their duly authorized officers as of the day and year first above written.

NORTHSTAR ASSET MANAGEMENT GROUP INC.
By:	/s/ RONALD J. LIEBERMAN
Name:	Ronald J. Lieberman
Title:	Executive Vice President, General Counsel and Secretary
COLONY NORTHSTAR, INC.
By:	/s/ RONALD J. LIEBERMAN
Name:	Ronald J. Lieberman
Title:	Secretary

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COLONY CAPITAL, INC.
By:	/s/ MARK M. HEDSTROM
Name:	Mark M. Hedstrom
Title:	Chief Operating Officer

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NORTHSTAR REALTY FINANCE CORP.
By:	/s/ DEBRA HESS
Name:	Debra Hess
Title:	CFO
NEW SIRIUS INC.
By:	/s/ DEBRA HESS
Name:	Debra Hess
Title:	CFO
NORTHSTAR REALTY FINANCE LIMITED PARTNERSHIP
By:	/s/ DEBRA HESS
Name:	Debra Hess
Title:	CFO
SIRIUS MERGER SUB-T, LLC
By:	/s/ DEBRA HESS
Name:	Debra Hess
Title:	CFO
NEW SIRIUS MERGER SUB, LLC
By:	/s/ DEBRA HESS
Name:	Debra Hess
Title:	CFO

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Annex B

COLONY NORTHSTAR, INC.

ARTICLES OF AMENDMENT AND RESTATEMENT

        FIRST: Colony NorthStar, Inc., a Maryland corporation (the "Corporation"), desires to amend and restate its charter as currently in effect and as hereinafter amended.

        SECOND: The following provisions and Exhibits A, B, C, D, E, F, G and H (the "Exhibits") are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

INCORPORATOR

        The undersigned, Ronald J. Lieberman, whose address is 399 Park Avenue, 19th Floor, New York, NY 10022, being at least 18 years of age, formed a corporation under the general laws of the State of Maryland on May 31, 2016.

ARTICLE II

NAME

        The name of the corporation (the "Corporation") is:

Colony NorthStar, Inc.

ARTICLE III

PURPOSE

        The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the "Code")) for which corporations may be organized under the general laws of the State of

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Maryland as now or hereafter in force. For purposes of these Articles, "REIT" means a real estate investment trust under Sections 856 through 860 of the Code.

ARTICLE IV

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

        The address of the principal office of the Corporation in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, MD 21202. The name of the resident agent of the Corporation in the State of Maryland is CSC-Lawyers Incorporating Service Company, whose post address is 7 St. Paul Street, Suite 820, Baltimore, MD 21202. The resident agent is a Maryland corporation.

ARTICLE V

PROVISIONS FOR DEFINING, LIMITING
AND REGULATING CERTAIN POWERS OF THE
CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

        Section 5.1    Number of Directors.     The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation initially shall be eight, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws of the Corporation (the "Bylaws"), but shall never be less than the minimum number required by the Maryland General Corporation Law (the "MGCL"). The names of the directors who shall serve until the first annual meeting of stockholders and until their successors are duly elected and qualify are:

David T. Hamamoto Albert Tylis Stephen E. Cummings Judith A. Hannaway

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Oscar Junquera Justin Metz Wesley D. Minami Louis J. Paglia

        Any vacancy on the Board of Directors may be filled in the manner provided in the Bylaws. The Corporation may not elect to be subject to any provision contained in Subtitle 8 of Title 3 of the MGCL.

        Section 5.2    Extraordinary Actions.     Except as specifically provided in Article VIII, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

        Section 5.3    Authorization by Board of Stock Issuance.     The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the charter of the Corporation (the "Charter") or the Bylaws.

        Section 5.4    Preemptive Rights.     Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.6 or as may otherwise be provided by a contract approved by the Board of Directors, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.

        Section 5.5    Indemnification.     (a) The Corporation shall, to the maximum extent permitted by Maryland law in effect from time to time, indemnify, and pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (i) any individual who is a present or former director or officer of the Corporation or (ii) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, trustee, member, manager, employee, partner or agent of another

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corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in such capacity. The Corporation shall provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and shall have the power, with the approval of the Board of Directors, to provide the same (or lesser) indemnification and advancement of expenses to any employee or agent of the Corporation or a predecessor of the Corporation. Any amendment of this Section 5.5(a) shall be prospective only and shall not affect the applicability of this section with respect to any act or failure to act that occurred prior to such amendment.

        (b)   The Corporation may, to the fullest extent permitted by law, purchase and maintain insurance on behalf of any person described in the preceding paragraph against any liability which may be asserted against such person.

        (c)   The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the fullest extent permitted by law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

        Section 5.6    Determinations by Board.     The determination as to any of the following matters, made by or pursuant to the direction of the Board of Directors, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any

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time legally available for the payment of dividends, acquisition of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, cash flow, funds from operations, adjusted funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been set aside, paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any shares of any class or series of stock of the Corporation) or of the Bylaws; the number of shares of stock of any class or series of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any interpretation of the terms and conditions of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other entity; the compensation of directors, officers, employees or agents of the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors.

        Section 5.7    REIT Qualification.     If the Corporation elects to qualify for federal income tax treatment as a REIT, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a

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REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation's REIT election pursuant to Section 856(g) of the Code. The Board of Directors, in its sole and absolute discretion, also may (a) determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VII is no longer required for REIT qualification and (b) make any other determination or take any other action pursuant to Article VII.

        Section 5.8    Removal of Directors.     Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time by the affirmative vote of a majority of the votes entitled to be cast generally in the election of directors.

        Section 5.9    Corporate Opportunities.     The Corporation shall have the power, by resolution of the Board of Directors, to renounce any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, business opportunities or classes or categories of business opportunities that are presented to the Corporation or developed by or presented to one or more directors or officers of the Corporation.

        Section 5.10    Appraisal Rights.     Holders of shares of Common Stock (as defined herein) shall be entitled to exercise the rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute. In addition to such statutory rights of an objecting stockholder and notwithstanding the limitations on exercising the rights of an objecting stockholder under Section 3-202(c)(1) of the MGCL, a holder of Class A Common Stock or Class B Common Stock shall have the additional right, pursuant to this Section 5.10, to demand and receive payment of the fair value of such stockholder's shares of Common Stock in any merger, consolidation or statutory share exchange if the holder of such shares of Common Stock is required by the terms of an agreement or plan of merger, consolidation, or statutory share exchange to accept for such shares of Common Stock anything except (a) shares of stock of the corporation surviving or resulting from such merger, consolidation or statutory share exchange, or depository receipts in respect thereof, (b) shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation or statutory share exchange will be either listed on a national securities exchange or held of record by more than 2,000 holders, (c) cash in lieu of fractional shares or fractional depository receipts described in the foregoing subsections (a) and (b) of this Section 5.10, or (d) any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subsections (a), (b) and (c) of this Section 5.10. This Section 5.10 shall not alter the effect of Section 3-202(c)(3) of the MGCL. Holders of shares of Common Stock exercising the rights of an objecting stockholder provided in this Section 5.10 shall comply with the requirements to properly exercise such rights set forth in Title 3, Subtitle 2 of the MGCL to the same extent as if the holders were exercising the rights of an objecting stockholder provided for in Title 3, Subtitle 2 of the MGCL or any successor statute including, without limitation, voting against the transaction and providing the Corporation with all required notices.

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 ARTICLE VI

STOCK

        Section 6.1    Authorized Shares.     The Corporation has authority to issue 1,250,000,000 shares of stock, consisting of 949,000,000 shares of Class A Common Stock, $0.01 par value per share ("Class A Common Stock"), 1,000,000 shares of Class B Common Stock, $0.01 par value per share ("Class B Common Stock"), 50,000,000 shares of Performance Common Stock, $0.01 par value per share ("Performance Common Stock" and together with the Class A Common Stock and Class B Common Stock, the "Common Stock"), and 250,000,000 shares of Preferred Stock, $0.01 par value per share ("Preferred Stock"), including those shares of Preferred Stock described in the Exhibits attached hereto. The aggregate par value of all authorized shares of stock having par value is $12,500,000. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 6.2, 6.3, 6.4, 6.5 or 6.6 of this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph.

        Section 6.2    Class A Common Stock.     Subject to the provisions of Article VII

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and except as may otherwise be specified in the Charter, each share of Class A Common Stock shall entitle the holder thereof to one vote. The Board of Directors may reclassify any unissued shares of Class A Common Stock from time to time in one or more classes or series of Common Stock or Preferred Stock.

          Section 6.2.1    Dividends and other Distributions.    The Board of Directors may from time to time authorize and the Corporation shall declare to the holders of Class A Common Stock such dividends or other distributions in cash or other assets of the Corporation or in securities of the Corporation or from any other source as the Board of Directors in its discretion shall determine, but only out of funds legally available therefor. The Board of Directors shall endeavor to authorize, and the Corporation shall declare and pay, such dividends and other distributions as shall be necessary for the Corporation to qualify as a REIT under the Code (unless the Board of Directors has determined that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT); however, stockholders shall have no right to any dividend or other distribution unless and until authorized by the Board of Directors and declared by the Corporation. The exercise of the powers and rights of the Board of Directors pursuant to this Section 6.2.1 shall be subject to the preferences of any class or series of stock at the time outstanding.

          Section 6.2.2    Liquidation Rights.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, the holders of Class A Common Stock shall be entitled to participate, together with the holders of shares of any other class or series of stock now existing or hereafter classified or reclassified not having a preference over Class A Common Stock as to distributions in the

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  liquidation, dissolution or winding up of the Corporation, in the distribution of any assets of the Corporation remaining after the Corporation shall have paid, or provided for payment of, all debts and liabilities of the Corporation and after the Corporation shall have paid, or set aside for payment, to the holders of any class or series of stock having preferences over the Class A Common Stock as to distributions in the event of dissolution, liquidation or winding up of the Corporation.

          Section 6.2.3    Equal Status.    Except as expressly provided in this Article VI, Class A Common Stock, Class B Common Stock and Performance Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters.

        Section 6.3    Class B Common Stock.     Subject to the provisions of Article VII, the rights, preferences, privileges and restrictions granted and imposed upon the Class B Common Stock are as follows:

          Section 6.3.1    Definitions.    For the purpose of only this Section 6.3, the following terms shall have the following meanings:

          Affiliate.     The term "Affiliate" means, with respect to any Person, (i) any Person directly or indirectly controlling, controlled by or under common control with such Person, or (ii) any officer, director, general partner or trustee of such Person or any Person referred to in the foregoing clause (i).

          Beneficial Owner.     The term "Beneficial Owner" has the meaning set forth in Rule 13d-3 and Rule 13d-5 of the Securities Exchange Act of 1934, as amended (the

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  "Exchange Act").

          Beneficial Ownership.     The term "Beneficial Ownership" shall mean, with respect to any security, the direct or indirect ownership of such security by any Beneficial Owner of such security, except that, in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3) of the Exchange Act), such "person" will be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time.

          Business Day.     The term "Business Day" has the meaning set forth in Article VII below.

          Control.     The term "Control" means, when used with respect to any Person, the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          Exchange Act.     The term "Exchange Act" has the meaning set forth in the definition of "Beneficial Owner."

          Executive.     The term "Executive" means each Person who is a member of, or an interest holder of, CCH Management Partners I, LLC or CCH Management Partners II, LLC, Colony Capital, LLC or Colony Capital Holdings, LLC, other than Thomas J. Barrack, Jr., in each case for so long as he or she remains employed by the Corporation or any of its Affiliates.

          Family Member.     The term "Family Member" means, as to any Person that is an individual, (i) such Person's spouse, ancestors (whether by blood or by adoption or step-ancestors by marriage), descendants (whether by blood or by adoption or step-descendants by marriage), brothers and sisters, mother-in-law, father-in-law, son-in-law, daughter-in-law,

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  brother-in-law, sister-in-law and descendants (whether by blood or by adoption or step-descendants by marriage) of a brother or sister and (ii) any inter vivos or testamentary trusts (whether revocable or irrevocable) of which only such Person, his or her spouse, ancestors (whether by blood or by adoption or step-ancestors by marriage), descendants (whether by blood or by adoption or step-descendants by marriage), brothers and sisters, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law and descendants (whether by blood or by adoption or step-descendants by marriage) of a brother or sister are the sole initial income beneficiaries.

          Initial Holder.    The term "Initial Holder" shall mean Thomas J. Barrack, Jr.

          OP Unit.     The term "OP Unit" shall mean "Membership Common Unit" as set forth in the Partnership Agreement.

          Operating Partnership.    The term "Operating Partnership" shall mean Colony Capital Operating Company, LLC.

          Partnership Agreement.    The term "Partnership Agreement" shall mean the Third Amended and Restated Limited Liability Company Agreement of Colony Capital Operating Company, LLC.

          Person.    The term "Person" shall mean an individual or a corporation, partnership (general or limited), trust, estate, custodian, nominee, unincorporated organization, association, limited liability company or any other individual or entity in its own or any representative capacity.

          Qualified Transferee.    The term "Qualified Transferee" shall mean (a) Colony Capital, LLC and Colony Capital Holdings, LLC, (b) any Executive, (c) any Family Member or Affiliate of an Executive or of the Initial Holder, or (d) any Person (to the extent not included in clause (c)) Controlled by any combination of one or more Executives, the Initial

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  Holder and/or one or more Family Members of an Executive or the Initial Holder. None of the Corporation, the Operating Partnership, or the Charitable Trustee shall be a Qualified Transferee.

          Transfer.    The term "Transfer" (and the correlative terms "Transferring" and "Transferred") has the meaning set forth in Article VII below; provided that for purposes of this Article VI, "Transfer" (and the correlative terms "Transferring" and "Transferred") shall not include any hypothecation, pledge or security interest that does not include a transfer or sharing of any voting rights of such securities unless and until the secured party gains possession or control of any such voting rights.

          Trustee.    The Term "Trustee" has the meaning set forth in Article VII below.

          Section 6.3.2    Voting Rights.    Subject to the provisions of Article VII and except as may otherwise be specified in the Charter, each share of Class B Common Stock shall entitle the holder thereof to thirty-six and one-half (36.5) votes on each matter on which holders of Class A Common Stock are entitled to vote. The Class B Common Stock and Class A Common Stock shall vote together as a single class. The Board of Directors may reclassify any unissued shares of Class B Common Stock from time to time in one or more classes or series of Common Stock or Preferred Stock.

          Section 6.3.3    Dividends and other Distributions; Subdivisions or Combinations.    Subject to the preferences applicable to any class or series of Preferred Stock, if any, outstanding at any time, if and when the Board of Directors authorizes or declares a dividend or other distribution of cash, property or shares of stock of the Corporation with respect to each share of Class A Common Stock out of assets or funds of the Corporation legally

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  available therefor, such authorization or declaration also shall constitute a simultaneous authorization or declaration of an equivalent dividend or other distribution with respect to each share of Class B Common Stock. If the Corporation in any manner subdivides or combines the outstanding shares of Class A Common Stock, the outstanding shares of Class B Common Stock will be subdivided or combined in the same manner.

          Section 6.3.4    Liquidation Rights.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, each holder of Class B Common Stock shall be entitled to participate, together with the holders of shares of any other class or series of stock now existing or hereafter classified or reclassified not having a preference over Class B Common Stock as to distributions in the liquidation, dissolution or winding up of the Corporation, in the distribution of any assets of the Corporation remaining after the Corporation shall have paid, or provided for payment of, all debts and liabilities of the Corporation and after the Corporation shall have paid, or set aside for payment, to the holders of any class or series of stock having preference over the Class B Common Stock as to distributions in the event of dissolution, liquidation or winding up of the Corporation.

          Section 6.3.5    Equal Status.    Except as expressly provided in this Article VI, Class A Common Stock, Class B Common Stock and Performance Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters.

          Section 6.3.6    Conversion.    The Class B Common Stock is not convertible into or exchangeable for any other property or securities of the Corporation, except as provided in this Section 6.3.6.

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            (a)    Automatic Conversion.    Shares of Class B Common Stock shall convert automatically into fully paid and nonassessable shares of Class A Common Stock at a ratio of one share of Class A Common Stock for each share of Class B Common Stock in the following circumstances:

                (i)  In the event that the Initial Holder or any of his Family Members Transfers or causes to be Transferred, directly or indirectly, Beneficial Ownership of Class B Common Stock, other than to the Initial Holder or any of his Family Members, each share of Class B Common Stock being Transferred shall convert automatically into one share of Class A Common Stock immediately prior to such Transfer; and

               (ii)  In the event that:

                (x)   the Initial Holder Transfers or causes to be Transferred, directly or indirectly, Beneficial Ownership of OP Units held, directly or indirectly, by the Initial Holder, other than to a Qualified Transferee,

                (y)   a Qualified Transferee Transfers or causes to be Transferred, directly or indirectly, Beneficial Ownership of OP Units held, directly or indirectly, by such Qualified Transferee, other than to the Initial Holder or to another Qualified Transferee; or

                (z)   a Qualified Transferee that is a Beneficial Owner of OP Units ceases at any time to continue to be a "Qualified Transferee" (as defined above), including, without limitation, as a result of the failure of any Executive to be employed by the Corporation or any of its Affiliates or as a result of divorce or annulment; then, in each case, one share of Class B Common Stock Beneficially Owned by the Initial Holder (or the Initial Holder's

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        Family Members, to the extent the Initial Holder does not then Beneficially Own sufficient shares), upon such Transfer (in the case of clause (x) or (y) above) or cessation (in the case of clause (z) above), shall automatically convert into one share of Class A Common Stock for every thirty-five and one-half OP Units (x) so Transferred or caused to be so Transferred by the Initial Holder or such Qualified Transferee, or (y) then held by the Person who ceased to continue to be a "Qualified Transferee" (as defined above) (in each case rounding up to the nearest thirty-five and one-half OP Units).

            Any shares of Class B Common Stock automatically converted pursuant to this paragraph (a) shall be converted as and at the times specified in this paragraph (a) without any further action by the holders thereof and whether or not the certificates representing such shares (if any) are surrendered to the Corporation. Upon the automatic conversion of shares of Class B Common Stock pursuant to this paragraph (a), the Beneficial Owner thereof shall identify for the Corporation the holder of record of the shares so converted.

            (b)    Conversion at the Option of the Holder.    Pursuant to and in accordance with this paragraph (b), each holder of Class B Common Stock shall have the right, at such holder's option at any time and from time to time, to convert all or a portion of such holder's shares of Class B Common Stock into an equal number of fully paid and nonassessable shares of Class A Common Stock by delivering the certificates (if any) representing the shares of Class B Common Stock to be converted, duly endorsed for transfer, together with a written conversion notice to the transfer agent for the Class B Common Stock (or if there is no transfer agent, to the Corporation). Such conversion notice shall state: (i) the number of shares of Class B Common Stock to be converted; and (ii) the date on which such conversion shall occur (which date shall be a Business Day no less than five Business Days and not exceeding twenty Business

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    Days from the date of such conversion notice) (the "Optional Conversion Date"). Notwithstanding the foregoing, if the shares of Class B Common Stock are held in global form, such notice shall comply with applicable procedures of the Depository Trust Company ("DTC"). In connection with the exercise of any optional conversion right, the Corporation shall comply with all U.S. federal and state securities laws and stock exchange rules in connection with any conversion of shares of Class B Common Stock into shares of Class A Common Stock. Holders of shares of Class B Common Stock may withdraw any conversion notice by a written notice of withdrawal delivered to the Corporation's transfer agent prior to the close of business on the Business Day prior to the Optional Conversion Date. The notice of withdrawal must state: (x) the number of withdrawn shares of Class B Common Stock; (y) if certificated shares of Class B Common Stock have been issued, the certificate numbers of the withdrawn shares of Class B Common Stock; and (z) the number of shares of Class B Common Stock, if any, which remain subject to the conversion notice. Notwithstanding the foregoing, if the shares of Class B Common Stock are held in global form, the notice of withdrawal shall comply with applicable DTC procedures. Each conversion pursuant to this paragraph (b) for which the conversion notice has been given and not properly withdrawn shall be deemed to have been effected immediately prior to the close of business on the Optional Conversion Date.

        Section 6.4    Performance Common Stock.

          Section 6.4.1    Voting Rights.    Except as may otherwise be specified in the Charter, the holders of shares of Performance Common Stock shall have no voting rights. Notwithstanding the foregoing but subject to Article VII, the consent of the holders of a majority of the shares of Performance Common Stock, voting as a separate class, shall be required for any amendment to the Charter that would increase or decrease the aggregate number of shares of Performance Common Stock, increase or decrease the par value of the shares of

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  Performance Common Stock, or alter or change the powers, preferences, or special rights of the Performance Common Stock so as to affect them adversely. The holders of Performance Common Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote. On any matter on which the holders of Performance Common Stock (in their capacity as such) shall have the right to vote, each holder of record of shares of Performance Common Stock on the relevant record date shall be entitled to cast one vote in person or by proxy for each share of Performance Common Stock standing in such holder's name on the stock transfer records of the Corporation. The Board of Directors may reclassify any unissued shares of Performance Common Stock from time to time in one or more classes or series of Common Stock or Preferred Stock.

          Section 6.4.2    Dividends and Other Distributions.    The Board of Directors may cause dividends to be paid to the holders of shares of Performance Common Stock out of funds legally available for the payment of dividends by declaring an amount per share as a dividend. When and as dividends are declared on the Class A Common Stock, whether payable in cash, in property or in shares of stock or other securities of the Corporation, the holders of shares of Performance Common Stock shall be entitled to share, ratably according to the number of shares of Performance Common Stock held by them, in such dividends; provided, that dividends shall not be declared on Performance Common Stock unless dividends are declared concurrently on shares of Class A Common Stock, and any per share dividend declared on Performance Common

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  Stock shall in no case exceed the per share dividend declared on shares of Class A Common Stock at the time such dividends on the Performance Common Stock are declared. If the Corporation in any manner subdivides or combines the outstanding shares of Class A Common Stock, the outstanding shares of Performance Common Stock will be subdivided or combined in the same manner.

          Section 6.4.3    Conversion.    Each share of Performance Common Stock shall be convertible into one fully paid and nonassessable share of Class A Common Stock upon the terms and conditions relating to the conversion of Performance Common Stock as set forth by the Board of Directors or the Board of Directors of any predecessor (by merger or otherwise) of the Corporation. The Corporation will at all times reserve and keep available, solely for the purpose of issue upon conversion of the outstanding shares of Performance Common Stock, such number of shares of Class A Common Stock as shall be issuable upon the conversion of all such outstanding shares of Performance Common Stock. The Corporation covenants that if any shares of Class A Common Stock, required to be reserved for purposes of conversion hereunder, require registration with or approval of any governmental authority under any federal or state law before such shares of Class A Common Stock may be issued upon conversion, the Corporation will use its best efforts to cause such shares to be duly registered or approved, as the case may be. The Corporation will endeavor to list the shares of Class A Common Stock required to be delivered upon conversion prior to such delivery upon each national securities exchange, if any, upon which the outstanding Class A Common Stock is listed at the time of such delivery. The Corporation covenants that all shares of Class A Common Stock which shall be issued upon conversion of the shares of Performance Common Stock will, upon issue, be fully paid and nonassessable and not entitled to any preemptive rights.

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          Section 6.4.4    Equal Status.    Except as expressly provided in this Article VI, Class A Common Stock, Class B Common Stock and Performance Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters.

        Section 6.5    Preferred Stock.     The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time, into one or more classes or series of stock.

        Section 6.6    Classified or Reclassified Shares.     Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VII and subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland ("SDAT"). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 6.6 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other Charter document.

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        Section 6.7    Stockholders' Consent in Lieu of Meeting.     Any action required or permitted to be taken at any meeting of the holders of Common Stock entitled to vote generally in the election of directors may be taken without a meeting by consent, in writing or by electronic transmission, in any manner and by any vote permitted by the MGCL and set forth in the Bylaws.

        Section 6.8    Charter and Bylaws.     The rights of all stockholders and the terms of all stock are subject to the provisions of the Charter and the Bylaws.

        Section 6.9    Distributions.     The Board of Directors from time to time may authorize the Corporation to declare and pay to stockholders such dividends or other distributions in cash or other assets of the Corporation or in securities of the Corporation, including in shares of one class or series of the Corporation's stock payable to holders of shares of another class or series of stock of the Corporation, or from any other source as the Board of Directors in its sole and absolute discretion shall determine. The exercise of the powers and rights of the Board of Directors pursuant to this Section 6.9 shall be subject to the provisions of any class or series of shares of the Corporation's stock at the time outstanding.

        Section 6.10    Transferable Shares.     Notwithstanding any other provision in the Charter, no determination shall be made by the Board of Directors nor shall any transaction be entered into by the Corporation that would cause any shares or other beneficial interest in the Corporation not to constitute "transferable shares" or "transferable certificates of beneficial interest" under Section 856(a)(2) of the Code.

ARTICLE VII

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

        Section 7.1    Definitions.     For the purpose of this Article VII, the following terms shall have the following meanings:

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          Aggregate Stock Ownership Limit.    The term "Aggregate Stock Ownership Limit" shall mean 9.8 percent in value of the aggregate of the outstanding shares of Capital Stock, or such other percentage determined by the Board of Directors in accordance with Section 7.2.8 of the Charter.

          Beneficial Ownership.    The term "Beneficial Ownership" shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) and 856(h)(3) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

          Business Day.    The term "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

          Capital Stock.    The term "Capital Stock" shall mean all classes or series of stock of the Corporation, including, without limitation, Class A Common Stock, Class B Common Stock, Performance Common Stock and Preferred Stock.

          Charitable Beneficiary.    The term "Charitable Beneficiary" shall mean one or more beneficiaries of the Trust as determined pursuant to Section 7.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

        Common Stock Ownership Limit.    The term "Common Stock Ownership Limit" shall mean 9.8 percent (in value or in number of shares, whichever is more restrictive) of the

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aggregate of the outstanding shares of Common Stock, or such other percentage determined by the Board of Directors in accordance with Section 7.2.8 of the Charter.

        Constructive Ownership.    The term "Constructive Ownership" shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

        Excepted Holder.    The term "Excepted Holder" shall mean a stockholder of the Corporation for whom an Excepted Holder Limit is created by the Charter or by the Board of Directors pursuant to Section 7.2.7.

        Excepted Holder Limit.    The term "Excepted Holder Limit" shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 7.2.7 and subject to adjustment pursuant to Section 7.2.8, the percentage limit established by the Board of Directors pursuant to Section 7.2.7.

        Initial Date.    The term "Initial Date" shall mean the effective time of the merger of NorthStar Asset Management Group Inc., a Delaware corporation, with and into the Corporation.

        Market Price.    The term "Market Price" on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The "Closing Price" on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to

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trading on the NYSE or, if such Capital Stock is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined by the Board of Directors.

        NYSE.    The term "NYSE" shall mean the New York Stock Exchange.

        Person.    The term "Person" shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

        Prohibited Owner.    The term "Prohibited Owner" shall mean, with respect to any purported Transfer, any Person who, but for the provisions of this Article VII, would Beneficially Own or Constructively Own shares of Capital Stock in violation of Section 7.2.1, and if

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appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

        Restriction Termination Date.    The term "Restriction Termination Date" shall mean the first day after the Initial Date on which the Board determines pursuant to Section 5.7 of the Charter that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

        Transfer.    The term "Transfer" shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event, condition or set of circumstances that causes any Person to acquire or have Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Capital Stock or the right to vote or receive dividends or other distributions on shares of Capital Stock, including (a) a change in the capital structure of the Corporation or in the relative values of different shares of Capital Stock, (b) a change in the relationship between two or more Persons which cause a change in Beneficial Ownership or Constructive Ownership, (c) the granting or exercise of any option or warrant (or any acquisition or disposition of any option or warrant), pledge, security interest, or similar right to acquire shares of Capital Stock, (d) any acquisition or disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (e) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by

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operation of law or otherwise. The terms "Transferring" and "Transferred" shall have the correlative meanings.

        Trust.    The term "Trust" shall mean any trust provided for in Section 7.3.1.

        Trustee.    The term "Trustee" shall mean the Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.

        Section 7.2    Capital Stock.

          Section 7.2.1    Ownership Limitations.    During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to Section 7.4:

            (a)    Basic Restrictions.

                (i)  (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

               (ii)  No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that (1) such Beneficial Ownership or Constructive Ownership of Capital Stock would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), (2) such Beneficial Ownership or Constructive Ownership of Capital Stock would result in the Corporation owning (directly or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the

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      Corporation (either directly or indirectly through one or more partnerships or limited liability companies) from such tenant for the taxable year of the Corporation during which such determination is being made would reasonably be expected to equal or exceed the lesser of (a) one percent of the Corporation's gross income (as determined for purposes of Section 856(c) of the Code), or (b) an amount that would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code, or (3) such Beneficial Ownership or Constructive Ownership of Capital Stock would result in the Corporation otherwise failing to qualify as a REIT.

              (iii)  Any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

            (b)    Transfer in Trust.    If any Transfer of shares of Capital Stock occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 7.2.1(a)(i) or (ii),

                (i)  then that number of shares of the Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2.1(a)(i) or (ii)(rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

               (ii)  if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 7.2.1(a)(i) or

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      (ii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 7.2.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

              (iii)  To the extent that, upon a transfer of shares of Capital Stock pursuant to this Section 7.2.1(b), a violation of any provision of this Article VII would nonetheless be continuing (for example where the ownership of shares of Capital Stock by a single Trust would violate the 100 stockholder requirement applicable to REITs), then shares of Capital Stock shall be transferred to that number of Trusts, each having a distinct Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Article VII.

          Section 7.2.2    Remedies for Breach.    If the Board of Directors shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 7.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 7.2.1 (whether or not such violation is intended), the Board of Directors shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 7.2.1 shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors.

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          Section 7.2.3    Notice of Restricted Transfer.    Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 7.2.1(a) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 7.2.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation's status as a REIT.

          Section 7.2.4    Owners Required To Provide Information.    From the Initial Date and prior to the Restriction Termination Date:

            (a)   every owner of five percent or more (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation's status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit; and

            (b)   each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in order to determine the Corporation's status

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    as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

          Section 7.2.5    Remedies Not Limited.    Subject to Section 5.7 of the Charter, nothing contained in this Section 7.2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation in preserving the Corporation's status as a REIT.

          Section 7.2.6    Ambiguity.    In the case of an ambiguity in the application of any of the provisions of this Section 7.2, Section 7.3 or any definition contained in Section 7.1, the Board of Directors may determine the application of the provisions of this Section 7.2 or Section 7.3 or any such definition with respect to any situation based on the facts known to it. In the event Section 7.2 or 7.3 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors may determine the action to be taken so long as such action is not contrary to the provisions of Sections 7.1, 7.2 or 7.3. Absent a decision to the contrary by the Board of Directors, if a Person would have (but for the remedies set forth in Section 7.2.2) acquired Beneficial Ownership or Constructive Ownership of Capital Stock in violation of Section 7.2.1, such remedies (as applicable) shall apply first to the shares of Capital Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Capital Stock based upon the relative number of the shares of Capital Stock held by each such Person.

          Section 7.2.7    Exceptions.

            (a)   The Board of Directors, in its sole discretion, may exempt, prospectively or retroactively, a Person from the Common Stock Ownership Limit or the

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    Aggregate Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if: (i) such Person submits to the Board of Directors information satisfactory to the Board of Directors, in its reasonable discretion, demonstrating that such Person is not an individual for purposes of Section 542(a)(2) of the Code (determined taking into account Section 856(h)(3)(A) of the Code); (ii) such Person submits to the Board of Directors information satisfactory to the Board, in its reasonable discretion, demonstrating that no Person who is an individual for purposes of Section 542(a)(2) of the Code (determined taking into account Section 856(h)(3)(A) of the Code) would be considered to Beneficially Own shares of Common Stock in excess of the Common Stock Ownership Limit or Capital Stock in excess of the Aggregate Stock Ownership Limit, (iii) such Person submits to the Board of Directors information satisfactory to the Board of Directors, in its reasonable discretion, demonstrating that clauses (1), (2) and (3) of subparagraph (a)(ii) of Section 7.2.1 will not be violated by reason of such Person's ownership of Common Stock in excess of the Common Stock Ownership Limit or Capital Stock in excess of the Aggregate Stock Ownership Limit pursuant to the exemption granted under this subparagraph 7.2.7(a); and (iv) such Person provides to the Board of Directors such representations and undertakings, if any, as the Board of Directors may, in its reasonable discretion, require to ensure that the conditions in clauses (i), (ii) and (iii) hereof are satisfied and will continue to be satisfied throughout the period during which such Person owns Common Stock in excess of the Common Stock Ownership Limit or Capital Stock in excess of the Aggregate Stock Ownership Limit pursuant to any exemption thereto granted under this subparagraph (a), and such Person agrees that any violation of such representations and undertakings or any attempted violation thereof will result in the application of the remedies set forth in Section 7.2 (including without limitation, Section 7.2.5) with respect to shares of

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    Common Stock held in excess of the Common Stock Ownership Limit or Capital Stock held in excess of the Aggregate Stock Ownership Limit with respect to such Person (determined without regard to the exemption granted such Person under this subparagraph (a)).

            (b)   Prior to granting any exception pursuant to Section 7.2.7(a), the Board of Directors may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors as it may deem necessary or advisable in order to determine or ensure the Corporation's status as a REIT; provided, however, that the Board of Directors shall not be obligated to require obtaining a favorable ruling or opinion in order to grant an exception hereunder.

            (c)   Subject to Section 7.2.1(a)(ii), an underwriter that participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit or the Common Stock Ownership Limit, but only to the extent necessary to facilitate such public offering or private placement.

            (d)   In connection with granting any exemption or waiver pursuant to Section 7.2.7(a), the Board of Directors may include such terms and conditions in such waiver as it determines are advisable.

            (e)   The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder

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    Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

          Section 7.2.8    Increase or Decrease in Common Stock Ownership or Aggregate Stock Ownership Limits.    Subject to Section 7.2.1(a)(ii) and this Section 7.2.8, the Board of Directors may from time to time increase or decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for one or more Persons and increase or decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for all other Persons. No decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit will be effective for any Person whose percentage of ownership of Capital Stock is in excess of such decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable, until such time as such Person's percentage of ownership of Capital Stock equals or falls below the decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable; provided, however, any further acquisition of Capital Stock by any such Person (other than a Person for whom an exemption has been granted pursuant to Section 7.2.7(a) or an Excepted Holder) in excess of the Capital Stock owned by such person on the date the decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable, became effective will be in violation of the Common Stock Ownership Limit or Aggregate Stock Ownership Limit. No increase to the Common Stock Ownership Limit or Aggregate Stock Ownership Limit may be approved if the new Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit would allow five or fewer Persons to Beneficially Own, in the aggregate more than 49.9% in value of the outstanding Capital Stock.

          Section 7.2.9    Legend.    Each certificate for shares of Capital Stock shall bear substantially the following legend:

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      The shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose, among others, of the Corporation's maintenance of its status as a Real Estate Investment Trust under the Code. Subject to certain further restrictions and except as expressly provided in the Corporation's Charter, (i) no Person may Beneficially Own or Constructively Own shares of the Corporation's Common Stock in excess of the Common Stock Ownership Limit unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own shares of Capital Stock of the Corporation in excess of the Aggregate Stock Ownership Limit, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially Own or Constructively Own Capital Stock that would result in the Corporation being "closely held" under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially Own or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation. If any of the restrictions on transfer or ownership are violated, the shares of Capital Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem shares upon the terms and conditions specified by the Board of Directors in its sole and absolute discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Capital Stock of the Corporation on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

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          Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge.

        Section 7.3    Transfer of Capital Stock in Trust.

          Section 7.3.1    Ownership in Trust.    Upon any purported Transfer or other event described in Section 7.2.1(b) that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 7.2.1(b). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 7.3.6.

          Section 7.3.2    Status of Shares Held by the Trustee.    Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

          Section 7.3.3    Dividend and Voting Rights.    The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Corporation
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  that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or other distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or other distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee's sole and absolute discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee and (ii) to recast such vote; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its stock transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes and determining the other rights of stockholders.

          Section 7.3.4    Sale of Shares by Trustee.    Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 7.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3.4. The Prohibited Owner shall

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  receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (2) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 7.3.3 of this Article VII. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3.4, such excess shall be paid to the Trustee upon demand.

          Section 7.3.5    Purchase Right in Stock Transferred to the Trustee.    Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant

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  to Section 7.3.3 of this Article VII. The Corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 7.3.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

          Section 7.3.6    Designation of Charitable Beneficiaries.    By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (1) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 7.2.1(a) in the hands of such Charitable Beneficiary and (2) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code. Neither the failure of the Corporation to make such designation nor the failure of the Corporation to appoint the Trustee before the automatic transfer provided in Section 7.2.1(b) shall make such transfer ineffective, provided that the Corporation thereafter makes such designation and appointment.

        Section 7.4    NYSE Transactions.     Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

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        Section 7.5    Enforcement.     The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

        Section 7.6    Non-Waiver.     No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE VIII

AMENDMENTS

        The Corporation reserves the right from time to time to make any amendment to its Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock. All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation. Except as otherwise provided in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter. However, any amendment to Article VII or to this sentence of the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.

ARTICLE IX

LIMITATION OF LIABILITY

        To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money

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damages. Neither the amendment nor repeal of this Article IX, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article IX, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

        THIRD:    The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

        FOURTH:    The current address of the principal office of the Corporation is as set forth in Article IV of the foregoing amendment and restatement of the charter.

        FIFTH:    The name and address of the Corporation's current resident agent are as set forth in Article IV of the foregoing amendment and restatement of the charter.

        SIXTH:    The number of directors of the Corporation and the names of those currently in office are as set forth in Article V of the foregoing amendment and restatement of the charter.

        SEVENTH:    The total number of shares of stock which the Corporation had authority to issue immediately prior to this amendment and restatement was 1,500, consisting of 1,000 shares of Common Stock, $0.01 par value per share, and 500 shares of Performance Common Stock, $0.01 par value per share. The aggregate par value of all shares of stock having par value was $15.

        EIGHTH:    The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter is 1,250,000,000, consisting of 949,000,000 shares of Class A Common Stock, $0.01 par value per share, 1,000,000 shares of Class B Common Stock, $0.01 par value per share, 50,000,000

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shares of Performance Common Stock, $0.01 par value per share, and 250,000,000 shares of Preferred Stock, $0.01 par value per share, of which (a) 2,900,000 shares are classified and designated as 8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, (b) 14,920,000 shares are classified and designated as 8.25% Series B Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, (c) 5,750,000 shares are classified and designated as 8.875% Series C Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, (d) 8,050,000 shares are classified and designated as 8.500% Series D Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, (e) 10,350,000 shares are classified and designated as 8.75% Series E Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, (f) 10,400,000 shares are classified and designated as 8.50% Series F Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, (g) 3,450,000 shares are classified and designated as 7.50% Series G Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, and (h) 11,500,000 shares are classified and designated as 7.125% Series H Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share. The aggregate par value of all authorized shares of stock having par value is $12,000,000.

        NINTH:    The undersigned officer acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of [his][her] knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

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        IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its [President] and attested to by its [Secretary] on this          day of                         , 2016.

ATTEST:	COLONY NORTHSTAR, INC.
[Secretary]	By:	[President]	(SEAL)

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EXHIBIT A
SERIES A PREFERRED STOCK

        Under a power contained in the charter (the "Charter") of Colony NorthStar, Inc., a Maryland corporation (the "Corporation"), the Board of Directors of the Corporation classified and designated 2,900,000 shares (the "Shares") of the Preferred Stock (as defined in the Charter), as shares of 8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share ("Series A Preferred Stock"), with the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption set forth below, which upon any restatement of the Charter, shall be deemed to be part of Article VI of the Charter, with any necessary or appropriate changes to the enumeration or lettering of sections or subsections hereof:

8.75% Series A Cumulative Redeemable Perpetual Preferred Stock

        Section 1.    Number of Shares and Designation.     This series of Preferred Stock shall be designated as 8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share (the "Series A Preferred Stock"), and 2,900,000 shall be the number of shares of Preferred Stock constituting such series.

        Section 2.    Definitions.     For purposes of the Series A Preferred Stock, the following terms shall have the meanings indicated:

          "Annual Dividend Rate" shall have the meaning set forth in paragraph (a) of Section 3 hereof.

          "Board of Directors" shall mean the Board of Directors of the Corporation or any committee authorized by such Board of Directors to perform any of its responsibilities with respect to the Series A Preferred Stock.

          "Business Day" shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

          "Change of Control" shall have the meaning set forth in paragraph (a) of Section 5 hereof.

          "Charter" shall mean the charter of the Corporation.

          "Common Stock" shall mean, collectively, the Class A Common Stock of the Corporation, par value $.01 per share, the Class B Common Stock of the Corporation, par value $.01 per share, and the Performance Common Stock of the Corporation, par value $.01 per share.

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          "Dividend Payment Date" shall mean February 15, May 15, August 15 and November 15, of each year, commencing on or about [[                ] 15, 2017];1 provided, however, that if any Dividend Payment Date falls on any day other than a Business Day, the dividend payment due on such Dividend Payment Date shall be paid on the first Business Day immediately following such Dividend Payment Date.

          "Dividend Payment Record Date" shall have the meaning set forth in paragraph (a) of Section 3 hereof.

          "Dividend Periods" shall mean quarterly dividend periods commencing on February 15, May 15, August 15 and November 15, of each year and ending on and including the day preceding the first day of the next succeeding Dividend Period (other than the initial Dividend Period with respect to each Series A Preferred Stock, which, (i) for Series A Preferred Stock issued prior to [[                ], 2017],2 shall commence on, and include, [[                ] 15, 201[    •    ]]3 and end on and include [[                ] 14, 2017]; and (ii) for Series A Preferred Stock issued on or after [[                ], 2017],4 shall commence on the Dividend Payment Date with respect to which dividends were actually paid on Series A Preferred Stock that were outstanding immediately preceding the issuance of such Series A Preferred Stock and end on and include the day preceding the first day of the next succeeding Dividend Period).

          "Junior Shares" shall mean the Common Stock and any other class or series of stock of the Corporation constituting junior shares of stock within the meaning set forth in paragraph (c) of Section 9 hereof.

          "Liquidation Preference" shall have the meaning set forth in paragraph (a) of Section 4 hereof.

          "Parity Shares" shall have the meaning set forth in paragraph (b) of Section 9 hereof.

          "Person" shall mean any individual, firm, partnership, corporation, limited liability company or other entity, and shall include any successor (by merger or otherwise) of such entity.

          "Redemption Date" shall have the meaning set forth in paragraph (c) of Section 5 hereof.

1 NTD: The first Dividend Period start date will depend on whether the Sirius Board has authorized, and Sirius has declared, the dividend for the Dividend Period during which closing occurs with a record date prior to the date of closing. If the dividend has not been so declared prior to closing, the accrual start date for the initial Dividend Period will be the start of the current Dividend Period at closing (i.e., in the past). If the dividend has been so declared prior to closing, the accrual start date for the initial Dividend Period will be the start of the first Dividend Period after closing (i.e., in the future).

2 NTD: Will be the day after closing.

3 NTD: See footnote 1.

4 NTD: See footnote 2.

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          "Redemption Price" shall have the meaning set forth in paragraph (c) of Section 5 hereof.

          "Series A Preferred Stock" shall have the meaning set forth in Section 1 hereof.

          "Series B Preferred Stock" shall mean the 8.25% Series B Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Series C Preferred Stock" shall mean the 8.875% Series C Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Series D Preferred Stock" shall mean the 8.500% Series D Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Series E Preferred Stock" shall mean the 8.75% Series E Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Series F Preferred Stock" shall mean the 8.50% Series F Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Series G Preferred Stock" shall mean the 7.50% Series G Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Series H Preferred Stock" shall mean the 7.125% Series H Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Corporation in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of a dividend or other distribution by the Board of Directors, the allocation of funds to be so paid on any series or class of shares of stock of the Corporation.

          "Transfer Agent" means American Stock Transfer & Trust Company, New York, New York, or such other agent or agents of the Corporation as may be designated by the Board of Directors or its designee as the transfer agent for the Series A Preferred Stock.

          "Voting Preferred Shares" shall have the meaning set forth in Section 10 hereof.

          "Voting Stock" shall have the meaning set forth in paragraph (a) of Section 5 hereof.

        Section 3.    Dividends.     (a) The holders of Series A Preferred Stock shall be entitled to receive, when, as and if authorized by the Board of Directors and declared by the Corporation out of assets legally available for that purpose, dividends payable in cash at the rate per annum of $2.1875 per share of Series A Preferred Stock (the "Annual Dividend Rate")

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(equivalent to a rate of 8.75% of the Liquidation Preference per annum). Such dividends with respect to each share of Series A Preferred Stock issued prior to [[                ], 2017]5 shall be cumulative from, and including, [[                ] 15, 201[    •    ]]6 and with respect to each share of Series A Preferred Stock issued on or after [[                ], 2017]7 shall be cumulative from the Dividend Payment Date with respect to which dividends were actually paid on shares of Series A Preferred Stock that were outstanding immediately preceding the issuance of such shares of Series A Preferred Stock, whether or not in any Dividend Period or Periods there shall be assets of the Corporation legally available for the payment of such dividends, and shall be payable quarterly, when, as and if authorized by the Board of Directors and declared by the Corporation, in arrears on Dividend Payment Dates, commencing with respect to each share of Series A Preferred Stock on the first Dividend Payment Date following issuance of such shares of Series A Preferred Stock. Dividends are cumulative from the most recent Dividend Payment Date to which dividends have been paid, whether or not in any Dividend Period or Periods there shall be assets legally available therefor. Each such dividend shall be payable in arrears to the holders of record of the Series A Preferred Stock, as they appear on the share records of the Corporation at the close of business on such record dates, not more than 30 days preceding the applicable Dividend Payment Date (the "Dividend Payment Record Date"), as shall be fixed by the Board of Directors. Accrued and unpaid dividends for any past Dividend Periods may be authorized and declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors. If following a Change of Control, the Series A Preferred Stock is not listed on the New York Stock Exchange or the American Stock Exchange or quoted on NASDAQ, the Annual Dividend Rate will be increased to $2.4375 per share of Series A Preferred Stock (equivalent to a rate of 9.75% of the Liquidation Preference per annum) and the holders of Series A Preferred Stock shall be entitled to receive, when, as and if authorized by the Board of Directors and declared by the Corporation out of assets legally available for that purpose, dividends payable in cash cumulative from, but excluding, the first date on which both the Change of Control has occurred and the Series A Preferred Stock is not so listed or quoted at the increased Annual Dividend Rate for as long as the Series A Preferred Stock is not so listed or quoted.

        (b)   The amount of dividends payable for each full Dividend Period for the Series A Preferred Stock shall be computed by dividing the Annual Dividend Rate by four. The amount of dividends payable for the initial Dividend Period, or any other period shorter or longer than a full Dividend Period, on the Series A Preferred Stock shall be computed on the basis of twelve 30-day months and a 360-day year. Holders of Series A Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein provided, on the Series A Preferred Stock. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series A Preferred Stock that may be in arrears.

        (c)   So long as any Series A Preferred Stock are outstanding, no dividends, except as described in the immediately following sentence, shall be authorized and declared or

5 NTD: See footnote 2.

6 NTD: See footnote 1.

7 NTD: See footnote 2.

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paid or set apart for payment on any series or class or classes of Parity Shares for any period unless full cumulative dividends have been or contemporaneously are authorized and declared and paid or authorized and declared and a sum sufficient for the payment thereof set apart for such payment on the Series A Preferred Stock for all past Dividend Periods. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends authorized and declared upon Series A Preferred Stock and all dividends authorized and declared upon any other series or class or classes of Parity Shares shall be authorized and declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series A Preferred Stock and such Parity Shares.

        (d)   So long as any Series A Preferred Stock are outstanding, no dividends (other than dividends or distributions paid solely in shares of, or options, warrants or rights to subscribe for or purchase shares of, Junior Shares) shall be authorized and declared or paid or set apart for payment or other distribution authorized and declared or made upon Junior Shares, nor shall any Junior Shares be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Stock made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the Corporation or any subsidiary, or as permitted under Article VII of the Charter), for any consideration (or any moneys to be paid to or made available for a sinking fund for the redemption of any such shares) by the Corporation, directly or indirectly (except by conversion into or exchange for Junior Shares), unless in each case the full cumulative dividends on all outstanding Series A Preferred Stock and any other Parity Shares of the Corporation shall have been paid or set apart for payment for all past Dividend Periods with respect to the Series A Preferred Stock and all past dividend periods with respect to such Parity Shares.

        Section 4.    Liquidation Preference.     (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Shares, the holders of Series A Preferred Stock shall be entitled to receive Twenty-Five Dollars ($25.00) per share of the Series A Preferred Stock (the "Liquidation Preference") plus an amount equal to all dividends (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution to such holder; but such holders of Series A Preferred Stock shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of Series A Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Parity Shares, then such assets, or the proceeds thereof, shall be distributed among the holders of such Series A Preferred Stock and any such other Parity Shares ratably in accordance with the respective amounts that would be payable on such Series A Preferred Stock and any such other Parity Shares if all amounts payable thereon were paid in full. For the purposes of this Section 4, (i) a consolidation or merger of the Corporation with one or more entities, (ii) a statutory share exchange and (iii) a sale or transfer of all or substantially all of the Corporation's assets shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.

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        (b)   Subject to the rights of the holders of shares of any series or class or classes of shares of stock ranking on a parity with or prior to the Series A Preferred Stock upon liquidation, dissolution or winding up, upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of the Series A Preferred Stock, as provided in this Section 4, any series or class or classes of Junior Shares shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series A Preferred Stock shall not be entitled to share therein.

        Section 5.    Redemption at the Option of the Corporation.     (a) If at any time following a change of control, the Series A Preferred Stock is not listed on the New York Stock Exchange or American Stock Exchange, or quoted on NASDAQ, the Corporation will have the option to redeem the Series A Preferred Stock, in whole but not in part, within 90 days after the first date on which both the change of control has occurred and the Series A Preferred Stock is not so listed or quoted, for cash at $25.00 per share plus accrued and unpaid dividends (whether or not declared), to the redemption date. A "Change of Control" shall be deemed to have occurred at such time as (i) the date a "person" or "group" (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act")) becomes the ultimate "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act, except that a person or group shall be deemed to have beneficial ownership of all shares of voting stock that such person or group has the right to acquire regardless of when such right is first exercisable), directly or indirectly, of voting stock representing more than 50% of the total voting power of the total voting stock of the Corporation; (ii) the date the Corporation sells, transfers or otherwise disposes of all or substantially all of its assets; or (iii) the date of the consummation of a merger or share exchange of the Corporation with another entity where the Corporation's stockholders immediately prior to the merger or share exchange would not beneficially own, immediately after the merger or share exchange, shares representing 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate group vote) to which all stockholders of the corporation issuing cash or securities in the merger or share exchange would be entitled in the election of directors, or where members of the Board of Directors immediately prior to the merger or share exchange would not immediately after the merger or share exchange constitute a majority of the board of directors of the corporation issuing cash or securities in the merger or share exchange. "Voting Stock" shall mean stock of any class or kind having the power to vote generally in the election of directors.

        (b)   Except as otherwise permitted by the Charter and paragraph (a) above, the Series A Preferred Stock shall not be redeemable by the Corporation prior to September 14, 2011. On and after September 14, 2011, the Corporation, at its option, may redeem the shares of Series A Preferred Stock, in whole or in part, as set forth herein, subject to the provisions described below.

        (c)   On and after September 14, 2011, the Series A Preferred Stock shall be redeemable at the option of the Corporation, in whole or in part, at any time or from time to time, at a redemption price of $25.00 per share of Series A Preferred Stock, plus any accrued and unpaid dividends to the date fixed for redemption (the "Redemption Price"). Each date on

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which Series A Preferred Stock are to be redeemed (a "Redemption Date") (which may not be before September 14, 2011) shall be selected by the Corporation, shall be specified in the notice of redemption and shall not be less than 30 days or more than 60 days after the date on which the Corporation gives, or causes to be given, notice of redemption by mail pursuant to the next paragraph.

        A notice of redemption (which may be contingent on the occurrence of a future event) shall be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series A Preferred Stock at their respective addresses as they appear on the Corporation's share transfer records. A failure to give such notice or any defect in the notice or in its mailing shall not affect the validity of the proceedings for the redemption of any Series A Preferred Stock except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the Redemption Date; (ii) the Redemption Price; (iii) the number of shares of Series A Preferred Stock to be redeemed and, if fewer than all the shares of Series A Preferred Stock held by such holder are to be redeemed, the number of such shares of Series A Preferred Stock to be redeemed from such holder; (iv) the place or places where the certificates evidencing the shares of Series A Preferred Stock are to be surrendered for payment of the Redemption Price; and (v) that distributions on the shares to be redeemed will cease to accrue on such Redemption Date except as otherwise provided herein.

        (d)   Upon any redemption of Series A Preferred Stock, the Corporation shall pay any accrued and unpaid dividends in arrears for any Dividend Period ending on or prior to the Redemption Date. If the Redemption Date falls after a Dividend Payment Record Date and prior to the corresponding Dividend Payment Date, then each holder of Series A Preferred Stock at the close of business on such Dividend Payment Record Date shall be entitled to the dividend payable on such Series A Preferred Stock on the corresponding Dividend Payment Date notwithstanding the redemption of such Series A Preferred Stock before such Dividend Payment Date. Except as provided above, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on Series A Preferred Stock called for redemption.

        (e)   If full cumulative dividends on the Series A Preferred Stock and any other series or class or classes of Parity Shares of the Corporation have not been paid or declared and set apart for payment, except as otherwise permitted under the Charter, the Series A Preferred Stock may not be redeemed in part and the Corporation may not purchase, redeem or otherwise acquire Series A Preferred Stock or any Parity Shares other than in exchange for Junior Shares.

        (f)    Notice having been mailed as aforesaid, from and after the Redemption Date (unless the Corporation shall fail to make available the amount of cash necessary to effect such redemption), (i) except as otherwise provided herein, dividends on the shares of Series A Preferred Stock so called for redemption shall cease to accrue, (ii) said shares shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Series A Preferred Stock of the Corporation shall cease (except the rights to receive the cash payable upon such redemption, without interest thereon, upon surrender and endorsement of their certificates if so required and to receive any dividends payable thereon). The Corporation's obligation to provide cash in accordance with the preceding sentence shall be deemed fulfilled if, on or before the Redemption Date, the Corporation shall deposit with a bank or trust company (which may be

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an affiliate of the Corporation) that has an office in the Borough of Manhattan, City of New York, or in Baltimore, Maryland and that has, or is an affiliate of a bank or trust company that has, a capital and surplus of at least $50,000,000, the cash necessary for such redemption, in trust, with irrevocable instructions that such cash be applied to the redemption of the Series A Preferred Stock so called for redemption. No interest shall accrue for the benefit of the holder of Series A Preferred Stock to be redeemed on any cash so set aside by the Corporation. Subject to applicable escheat laws, any such cash unclaimed at the end of two years from the Redemption Date shall revert to the general funds of the Corporation, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the payment of such cash.

        As promptly as practicable after the surrender in accordance with said notice of the certificates for any such shares of Series A Preferred Stock so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and if the notice shall so state), such shares of Series A Preferred Stock shall be exchanged for the cash (without interest thereon) for which such shares of Series A Preferred Stock have been redeemed. If fewer than all of the outstanding shares of Series A Preferred Stock are to be redeemed, the shares of Series A Preferred Stock to be redeemed shall be selected by the Corporation from the outstanding shares of Series A Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Corporation in its sole discretion to be equitable. If fewer than all the shares of Series A Preferred Stock evidenced by any certificate are redeemed, then new certificates evidencing the unredeemed shares of Series A Preferred Stock shall be issued without cost to the holder thereof.

        Section 6.    Reacquired Shares to Be Retired.     All shares of Series A Preferred Stock which shall have been issued and reacquired in any manner by the Corporation shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series.

        Section 7.    No Right of Conversion.     The Series A Preferred Stock are not convertible into or exchangeable for any other property or securities of the Corporation at the option of any holder of Series A Preferred Stock.

        Section 8.    Permissible Distributions.     In determining whether a distribution (other than upon liquidation, dissolution or winding up), whether by dividend, or upon redemption or other acquisition of shares or otherwise, is permitted under Maryland law, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of shares of any class or series of stock whose preferential rights upon dissolution are superior or prior to those receiving the distribution shall not be added to the Corporation's total liabilities.

        Section 9.    Ranking.     Any class or series of stock of the Corporation shall be deemed to rank:

        (a)   prior to the Series A Preferred Stock, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such

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class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series A Preferred Stock;

        (b)   on a parity with the Series A Preferred Stock, as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series A Preferred Stock, if the holders of such class or series and the Series A Preferred Stock shall be entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority one over the other ("Parity Shares"); and

        (c)   junior to the Series A Preferred Stock, as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, if such class or series of stock shall be Common Stock or if the holders of Series A Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of such class or series, and such class or series shall not in either case rank prior to the Series A Preferred Stock ("Junior Shares").

        As of the date hereof, 14,920,000 authorized shares of Series B Preferred Stock, 5,750,000 authorized shares of Series C Preferred Stock, 8,050,000 authorized shares of Series D Preferred Stock, 10,350,000 authorized shares of Series E Preferred Stock, 10,400,000 authorized shares of Series F Preferred Stock, 3,450,000 authorized shares of Series G Preferred Stock and 11,500,000 authorized shares of Series H Preferred Stock are Parity Shares.

        Section 10.    Voting.     Except as otherwise set forth herein, the Series A Preferred Stock shall not have any relative, participating, optional or other voting rights or powers, and the consent of the holders thereof shall not be required for the taking of any corporate action.

        If and whenever six quarterly dividends (whether or not consecutive) payable on the Series A Preferred Stock or any series or class of Parity Shares shall be in arrears (which shall, with respect to any such quarterly dividend, mean that any such dividend has not been paid in full), whether or not earned or declared, the number of directors then constituting the Board of Directors shall be increased by two and the holders of Series A Preferred Stock, together with the holders of shares of every other series or class of Parity Shares having like voting rights (shares of any such other series, the "Voting Preferred Shares"), voting as a single class regardless of series, shall be entitled to elect two additional directors to serve on the Board of Directors at any annual meeting of stockholders or special meeting held in place thereof, or at a special meeting of the holders of Series A Preferred Stock and the Voting Preferred Shares called as hereinafter provided. Whenever all arrears in dividends on the Series A Preferred Stock and the Voting Preferred Shares then outstanding shall have been paid and full dividends thereon for the current quarterly dividend period shall have been paid or declared and set apart for payment, then the right of the holders of the Series A Preferred Stock and the Voting Preferred Shares to elect such additional directors shall cease (but subject always to the same provision for the vesting of such voting rights in the case of any similar future arrearages in six quarterly dividends), and the

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terms of office of the persons elected as directors by the holders of the Series A Preferred Stock and the Voting Preferred Shares shall forthwith terminate and the number of directors constituting the Board of Directors shall be reduced accordingly. At any time after such voting power shall have been so vested in the holders of shares of Series A Preferred Stock and the Voting Preferred Shares, the Secretary of the Corporation may, and upon the written request of any holder of Series A Preferred Stock (addressed to the Secretary at the principal office of the Corporation) shall, call a special meeting of the holders of the Series A Preferred Stock and of the Voting Preferred Shares for the election of the directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the Bylaws of the Corporation for a special meeting of the stockholders or as required by law. If any such special meeting required to be called as above provided shall not be called by the Secretary within 20 days after receipt of such request, then any holder of Series A Preferred Stock may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock books of the Corporation. The directors elected at any such special meeting shall hold office until the next annual meeting of the stockholders or special meeting held in lieu thereof, and until their successors are duly elected and qualify, and if such office shall not have previously terminated as above provided. If any vacancy shall occur among the directors elected by the holders of the Series A Preferred Stock and the Voting Preferred Shares, a successor shall be elected by the Board of Directors to serve until the next annual meeting of the stockholders or special meeting held in place thereof, and until their successors are duly elected and qualify, and if such office shall not have previously terminated as provided above. In no event shall the holders of Series A Preferred Stock be entitled pursuant to this Section 10 to elect a director that would cause the Corporation to fail to satisfy a requirement relating to director independence of any national securities exchange on which any class or series of the Corporation's stock is listed.

        So long as any Series A Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by the Charter, the affirmative vote of at least 66 2/3% of the votes entitled to be cast by the holders of Series A Preferred Stock and the Voting Preferred Shares, at the time outstanding, voting as a single class regardless of series, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

        (a)   Any amendment, alteration or repeal of any of the provisions of the Charter or these Articles Supplementary that materially and adversely affects the voting powers, rights or preferences of the holders of the Series A Preferred Stock or the Voting Preferred Shares; provided, however, that (i) the amendment of the provisions of the Charter so as to authorize or create or to increase the authorized amount of, any Junior Shares or any shares of any class or series ranking on a parity with the Series A Preferred Stock or the Voting Preferred Shares (including any amendment to increase the amount of authorized shares of Series A Preferred Stock) shall not be deemed to materially adversely affect the voting powers, rights or preferences of the holders of Series A Preferred Stock and (ii) any filing with the State Department of Assessments and Taxation of Maryland by the Corporation including in connection with a merger, consolidation or otherwise, shall not be deemed to be an amendment, alteration or repeal of any of the provisions of the Charter or these Articles Supplementary that materially and adversely affects the voting powers, rights or preferences of the holders of the Series A Preferred Stock, provided that: (1) the Corporation is the surviving entity and the

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Series A Preferred Stock remain outstanding with the terms thereof materially unchanged in any respect adverse to the holders thereof; or (2) the resulting, surviving or transferee entity is organized under the laws of any state and substitutes or exchanges the Series A Preferred Stock for other preferred stock or shares having preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption thereof that are substantially similar to that of the Series A Preferred Stock (except for changes that do not materially and adversely affect the holders of Series A Preferred Stock); and provided further, that if any such amendment, alteration or repeal would materially and adversely affect any voting powers, rights or preferences of the Series A Preferred Stock or one or more but not all series of Voting Preferred Shares at the time outstanding, the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the holders of all series similarly affected, at the time outstanding, voting as a single class regardless of series, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be required in lieu of the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the holders of the Series A Preferred Stock and the Voting Preferred Shares otherwise entitled to vote in accordance herewith; or

        (b)   The authorization or creation of, or the increase in the authorized amount of, any shares of any class or series or any security convertible into shares of any class or series ranking prior to the Series A Preferred Stock in the distribution on any liquidation, dissolution or winding up of the Corporation or in the payment of dividends; provided, however, that, in the case of each of subparagraphs (a) and (b), no such vote of the holders of Series A Preferred Stock or Voting Preferred Shares, as the case may be, shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such prior shares or convertible security is to be made, as the case may be, provision is made for the redemption of all Series A Preferred Stock or Voting Preferred Shares, as the case may be, at the time outstanding in accordance with Section 5 hereof or, in the case of a merger, consolidation or otherwise, regardless of the date of the transaction, the holders of the Series A Preferred Stock receive in the transaction their liquidation preference plus accrued and unpaid dividends.

        Section 11.    Information Rights.     During any period in which the Corporation is not subject to Section 13 or 15(d) of the Securities Exchange Act and any shares of Series A Preferred Stock are outstanding, the Corporation will (i) transmit by mail to all holders of Series A Preferred Stock, as their names and addresses appear in the Corporation's record books and without cost to such holders, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act and (ii) promptly, upon request, supply copies of such reports to any prospective holder of Series A Preferred Stock. The Corporation will mail the information to the holders of Series A Preferred Stock within 15 days after the respective dates by which a periodic report on Form 10-K or Form 10-Q, as the case may be, in respect of such information would have been required to be filed with the Securities and Exchange Commission if the Corporation were subject to Section 13 or 15(d) of the Securities Exchange Act.

        Section 12.    Record Holders.     The Corporation and the Transfer Agent may deem and treat the record holder of any Series A Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the Transfer Agent shall be affected by any notice to the contrary.

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        Section 13.    Restrictions on Ownership and Transfer.     The Series A Preferred Stock constitute Preferred Stock, and Preferred Stock constitutes Capital Stock of the Corporation. Therefore, the Series A Preferred Stock, being Capital Stock, is governed by and issued subject to all the limitations, terms and conditions of the Charter applicable to Capital Stock generally, including but not limited to the terms and conditions (including exceptions and exemptions) of Article VII of the Charter applicable to Capital Stock. The foregoing sentence shall not be construed to limit the applicability to the Series A Preferred Stock of any other term or provision of the Charter.

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EXHIBIT B
SERIES B PREFERRED STOCK

        Under a power contained in the charter (the "Charter") of Colony NorthStar, Inc., a Maryland corporation (the "Corporation"), the Board of Directors of the Corporation classified and designated 14,920,000 shares (the "Shares") of the Preferred Stock (as defined in the Charter), as shares of 8.25% Series B Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share ("Series B Preferred Stock"), with the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption set forth below, which upon any restatement of the Charter, shall be deemed to be part of Article VI of the Charter, with any necessary or appropriate changes to the enumeration or lettering of sections or subsections hereof:

8.25% Series B Cumulative Redeemable Perpetual Preferred Stock

        Section 1.    Number of Shares and Designation.     This series of Preferred Stock shall be designated as 8.25% Series B Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share (the "Series B Preferred Stock"), and 14,920,000 shall be the number of shares of Preferred Stock constituting such series.

        Section 2.    Definitions.     For purposes of the Series B Preferred Stock, the following terms shall have the meanings indicated:

          "Annual Dividend Rate" shall have the meaning set forth in paragraph (a) of Section 3 hereof.

          "Board of Directors" shall mean the Board of Directors of the Corporation or any committee authorized by such Board of Directors to perform any of its responsibilities with respect to the Series B Preferred Stock.

          "Business Day" shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

          "Change of Control" shall have the meaning set forth in paragraph (a) of Section 5 hereof.

          "Charter" shall mean the charter of the Corporation.

          "Common Stock" shall mean, collectively, the Class A Common Stock of the Corporation, par value $.01 per share, the Class B Common Stock of the Corporation, par value $.01 per share, and the Performance Common Stock of the Corporation, par value $.01 per share.

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          "Dividend Payment Date" shall mean February 15, May 15, August 15 and November 15, of each year, commencing on or about [[                        ] 15, 2017];1 provided, however, that if any Dividend Payment Date falls on any day other than a Business Day, the dividend payment due on such Dividend Payment Date shall be paid on the first Business Day immediately following such Dividend Payment Date.

          "Dividend Payment Record Date" shall have the meaning set forth in paragraph (a) of Section 3 hereof.

          "Dividend Periods" shall mean quarterly dividend periods commencing on February 15, May 15, August 15 and November 15, of each year and ending on and including the day preceding the first day of the next succeeding Dividend Period (other than the initial Dividend Period with respect to each share of Series B Preferred Stock, which, (i) for Series B Preferred Stock issued prior to [ [                        ], 2017],2 shall commence on, and include, [[                        ] 15, 201[    •    ]]3 and end on and include [[                        ] 14, 2017]; and (ii) for Series B Preferred Stock issued on or after [[                        ], 2017],4 shall commence on the Dividend Payment Date with respect to which dividends were actually paid on Series B Preferred Stock that were outstanding immediately preceding the issuance of such Series B Preferred Stock and end on and include the day preceding the first day of the next succeeding Dividend Period).

          "Junior Shares" shall mean the Common Stock and any other class or series of stock of the Corporation constituting junior shares of stock within the meaning set forth in paragraph (c) of Section 9 hereof.

          "Liquidation Preference" shall have the meaning set forth in paragraph (a) of Section 4 hereof.

          "Parity Shares" shall have the meaning set forth in paragraph (b) of Section 9 hereof.

          "Person" shall mean any individual, firm, partnership, corporation, limited liability company or other entity, and shall include any successor (by merger or otherwise) of such entity.

          "Redemption Date" shall have the meaning set forth in paragraph (c) of Section 5 hereof.

1 NTD: The first Dividend Period start date will depend on whether the Sirius Board has authorized, and Sirius has declared, the dividend for the Dividend Period during which closing occurs with a record date prior to the date of closing. If the dividend has not been so declared prior to closing, the accrual start date for the initial Dividend Period will be the start of the current Dividend Period at closing (i.e., in the past). If the dividend has been so declared prior to closing, the accrual start date for the initial Dividend Period will be the start of the first Dividend Period after closing (i.e., in the future).

2 NTD: Will be the day after closing.

3 NTD: See footnote 1.

4 NTD: See footnote 2.

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          "Redemption Price" shall have the meaning set forth in paragraph (c) of Section 5 hereof.

          "Series A Preferred Stock" shall mean the 8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Series B Preferred Stock" shall have the meaning set forth in Section 1 hereof.

          "Series C Preferred Stock" shall mean the 8.875% Series C Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Series D Preferred Stock" shall mean the 8.500% Series D Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Series E Preferred Stock" shall mean the 8.75% Series E Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Series F Preferred Stock" shall mean the 8.50% Series F Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Series G Preferred Stock" shall mean the 7.50% Series G Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Series H Preferred Stock" shall mean the 7.125% Series H Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Corporation in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of a dividend or other distribution by the Board of Directors, the allocation of funds to be so paid on any series or class of shares of stock of the Corporation.

          "Transfer Agent" means American Stock Transfer & Trust Company, New York, New York, or such other agent or agents of the Corporation as may be designated by the Board of Directors or its designee as the transfer agent for the Series B Preferred Stock.

          "Voting Preferred Shares" shall have the meaning set forth in Section 10 hereof.

          "Voting Stock" shall have the meaning set forth in paragraph (a) of Section 5 hereof.

        Section 3.    Dividends.

        (a)   The holders of Series B Preferred Stock shall be entitled to receive, when, as and if authorized by the Board of Directors and declared by the Corporation out of assets legally available for that purpose, dividends payable in cash at the rate per annum of $2.0625 per share of Series B Preferred Stock (the "Annual Dividend Rate") (equivalent to a rate of 8.25%

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of the Liquidation Preference per annum). Such dividends with respect to each share of Series B Preferred Stock issued prior to [[                        ], 2017]5 shall be cumulative from, and including, [[                        ] 15, 201[    •    ]]6 and with respect to each share of Series B Preferred Stock issued on or after [[                        ], 2017]7 shall be cumulative from the Dividend Payment Date with respect to which dividends were actually paid on shares of Series B Preferred Stock that were outstanding immediately preceding the issuance of such shares of Series B Preferred Stock, whether or not in any Dividend Period or Periods there shall be assets of the Corporation legally available for the payment of such dividends, and shall be payable quarterly, when, as and if authorized by the Board of Directors and declared by the Corporation, in arrears on Dividend Payment Dates, commencing with respect to each share of Series B Preferred Stock on the first Dividend Payment Date following issuance of such shares of Series B Preferred Stock. Dividends are cumulative from the most recent Dividend Payment Date to which dividends have been paid, whether or not in any Dividend Period or Periods there shall be assets legally available therefor. Each such dividend shall be payable in arrears to the holders of record of the Series B Preferred Stock, as they appear on the share records of the Corporation at the close of business on such record dates, not more than 30 days preceding the applicable Dividend Payment Date (the "Dividend Payment Record Date"), as shall be fixed by the Board of Directors. Accrued and unpaid dividends for any past Dividend Periods may be authorized and declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors. If following a Change of Control, the Series B Preferred Stock is not listed on the New York Stock Exchange or the American Stock Exchange or quoted on NASDAQ, the Annual Dividend Rate will be increased to $2.3125 per share of Series B Preferred Stock (equivalent to a rate of 9.25% of the Liquidation Preference per annum) and the holders of Series B Preferred Stock shall be entitled to receive, when, as and if authorized by the Board of Directors and declared by the Corporation out of assets legally available for that purpose, dividends payable in cash cumulative from, but excluding, the first date on which both the Change of Control has occurred and the Series B Preferred Stock is not so listed or quoted at the increased Annual Dividend Rate for as long as the Series B Preferred Stock is not so listed or quoted.

        (b)   The amount of dividends payable for each full Dividend Period for the Series B Preferred Stock shall be computed by dividing the Annual Dividend Rate by four. The amount of dividends payable for the initial Dividend Period, or any other period shorter or longer than a full Dividend Period, on the Series B Preferred Stock shall be computed on the basis of twelve 30-day months and a 360-day year. Holders of Series B Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein provided, on the Series B Preferred Stock. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series B Preferred Stock that may be in arrears.

        (c)   So long as any shares of Series B Preferred Stock are outstanding, no dividends, except as described in the immediately following sentence, shall be authorized and

5 NTD: See footnote 2.

6 NTD: See footnote 1.

7 NTD: See footnote 2.

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declared or paid or set apart for payment on any series or class or classes of Parity Shares for any period unless full cumulative dividends have been or contemporaneously are authorized and declared and paid or authorized and declared and a sum sufficient for the payment thereof set apart for such payment on the Series B Preferred Stock for all past Dividend Periods. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends authorized and declared upon Series B Preferred Stock and all dividends authorized and declared upon any other series or class or classes of Parity Shares shall be authorized and declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series B Preferred Stock and such Parity Shares.

        (d)   So long as any shares of Series B Preferred Stock are outstanding, no dividends (other than dividends or distributions paid solely in shares of, or options, warrants or rights to subscribe for or purchase shares of, Junior Shares) shall be authorized and declared or paid or set apart for payment or other distribution authorized and declared or made upon Junior Shares, nor shall any Junior Shares be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Stock made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the Corporation or any subsidiary, or as permitted under Article VII of the Charter), for any consideration (or any moneys to be paid to or made available for a sinking fund for the redemption of any such shares) by the Corporation, directly or indirectly (except by conversion into or exchange for Junior Shares), unless in each case the full cumulative dividends on all outstanding Series B Preferred Stock and any other Parity Shares of the Corporation shall have been paid or set apart for payment for all past Dividend Periods with respect to the Series B Preferred Stock and all past dividend periods with respect to such Parity Shares.

        Section 4.    Liquidation Preference.     (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Shares, the holders of Series B Preferred Stock shall be entitled to receive Twenty-Five Dollars ($25.00) per share of the Series B Preferred Stock (the "Liquidation Preference") plus an amount equal to all dividends (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution to such holder; but such holders of Series B Preferred Stock shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of Series B Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Parity Shares, then such assets, or the proceeds thereof, shall be distributed among the holders of such Series B Preferred Stock and any such other Parity Shares ratably in accordance with the respective amounts that would be payable on such Series B Preferred Stock and any such other Parity Shares if all amounts payable thereon were paid in full. For the purposes of this Section 4, (i) a consolidation or merger of the Corporation with one or more entities, (ii) a statutory share exchange and (iii) a sale or transfer of all or substantially all of the Corporation's assets shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.

        (b)   Subject to the rights of the holders of shares of any series or class or classes of shares of stock ranking on a parity with or prior to the Series B Preferred Stock upon

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liquidation, dissolution or winding up, upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of the Series B Preferred Stock, as provided in this Section 4, any series or class or classes of Junior Shares shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series B Preferred Stock shall not be entitled to share therein.

        Section 5.    Redemption at the Option of the Corporation.     (a) If at any time following a change of control, the Series B Preferred Stock is not listed on the New York Stock Exchange or American Stock Exchange, or quoted on NASDAQ, the Corporation will have the option to redeem the Series B Preferred Stock, in whole but not in part, within 90 days after the first date on which both the change of control has occurred and the Series B Preferred Stock is not so listed or quoted, for cash at $25.00 per share plus accrued and unpaid dividends (whether or not declared), to the redemption date. A "Change of Control" shall be deemed to have occurred at such time as (i) the date a "person" or "group" (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act")) becomes the ultimate "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act, except that a person or group shall be deemed to have beneficial ownership of all shares of voting stock that such person or group has the right to acquire regardless of when such right is first exercisable), directly or indirectly, of voting stock representing more than 50% of the total voting power of the total voting stock of the Corporation; (ii) the date the Corporation sells, transfers or otherwise disposes of all or substantially all of its assets; or (iii) the date of the consummation of a merger or share exchange of the Corporation with another entity where the Corporation's stockholders immediately prior to the merger or share exchange would not beneficially own, immediately after the merger or share exchange, shares representing 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate group vote) to which all stockholders of the corporation issuing cash or securities in the merger or share exchange would be entitled in the election of directors, or where members of the Board of Directors immediately prior to the merger or share exchange would not immediately after the merger or share exchange constitute a majority of the board of directors of the corporation issuing cash or securities in the merger or share exchange. "Voting Stock" shall mean stock of any class or kind having the power to vote generally in the election of directors. Any redemption pursuant to this Section 5(a) shall follow generally the procedures set forth in the second paragraph of Section 5(c).

        (b)   Except as otherwise permitted by the Charter and paragraph (a) above, the Series B Preferred Stock shall not be redeemable by the Corporation prior to February 7, 2012. On and after February 7, 2012, the Corporation, at its option, may redeem the shares of Series B Preferred Stock, in whole or in part, as set forth herein, subject to the provisions described below.

        (c)   On and after February 7, 2012, the Series B Preferred Stock shall be redeemable at the option of the Corporation, in whole or in part, at any time or from time to time, at a redemption price of $25.00 per share of Series B Preferred Stock, plus any accrued and unpaid dividends to the date fixed for redemption (the "Redemption Price"). Each date on which Series B Preferred Stock are to be redeemed (a "Redemption Date") (which may not be before February 7, 2012) shall be selected by the Corporation, shall be specified in the notice of

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redemption and shall not be less than 30 days or more than 60 days after the date on which the Corporation gives, or causes to be given, notice of redemption by mail pursuant to the next paragraph.

        A notice of redemption (which may be contingent on the occurrence of a future event) shall be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series B Preferred Stock at their respective addresses as they appear on the Corporation's share transfer records. A failure to give such notice or any defect in the notice or in its mailing shall not affect the validity of the proceedings for the redemption of any Series B Preferred Stock except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the Redemption Date; (ii) the Redemption Price; (iii) the number of shares of Series B Preferred Stock to be redeemed and, if fewer than all the shares of Series B Preferred Stock held by such holder are to be redeemed, the number of such shares of Series B Preferred Stock to be redeemed from such holder; (iv) the place or places where the certificates evidencing the shares of Series B Preferred Stock are to be surrendered for payment of the Redemption Price; and (v) that distributions on the shares to be redeemed will cease to accrue on such Redemption Date except as otherwise provided herein.

        (d)   Upon any redemption of Series B Preferred Stock, the Corporation shall pay any accrued and unpaid dividends in arrears for any Dividend Period ending on or prior and up to the Redemption Date. If the Redemption Date falls after a Dividend Payment Record Date and prior to the corresponding Dividend Payment Date, then each holder of Series B Preferred Stock at the close of business on such Dividend Payment Record Date shall be entitled to the dividend payable on such Series B Preferred Stock on the corresponding Dividend Payment Date notwithstanding the redemption of such Series B Preferred Stock before such Dividend Payment Date. Except as provided above, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on Series B Preferred Stock called for redemption.

        (e)   If full cumulative dividends on the Series B Preferred Stock and any other series or class or classes of Parity Shares of the Corporation have not been paid or declared and set apart for payment, except as otherwise permitted under the Charter, the Series B Preferred Stock may not be redeemed in part and the Corporation may not purchase, redeem or otherwise acquire Series B Preferred Stock or any Parity Shares other than in exchange for Junior Shares.

        (f)    Notice having been mailed as aforesaid, from and after the Redemption Date (unless the Corporation shall fail to make available the amount of cash necessary to effect such redemption), (i) except as otherwise provided herein, dividends on the shares of Series B Preferred Stock so called for redemption shall cease to accrue, (ii) said shares shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Series B Preferred Stock of the Corporation shall cease (except the rights to receive the cash payable upon such redemption, without interest thereon, upon surrender and endorsement of their certificates if so required and to receive any dividends payable thereon). The Corporation's obligation to provide cash in accordance with the preceding sentence shall be deemed fulfilled if, on or before the Redemption Date, the Corporation shall deposit with a bank or trust company (which may be an affiliate of the Corporation) that has an office in the Borough of Manhattan, City of New York, or in Baltimore, Maryland and that has, or is an affiliate of a bank or trust company that has, a capital and surplus of at least $50,000,000, the cash necessary for such redemption, in

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trust, with irrevocable instructions that such cash be applied to the redemption of the Series B Preferred Stock so called for redemption. No interest shall accrue for the benefit of the holder of Series B Preferred Stock to be redeemed on any cash so set aside by the Corporation. Subject to applicable escheat laws, any such cash unclaimed at the end of two years from the Redemption Date shall revert to the general funds of the Corporation, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the payment of such cash.

        As promptly as practicable after the surrender in accordance with said notice of the certificates for any such shares of Series B Preferred Stock so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and if the notice shall so state), such shares of Series B Preferred Stock shall be exchanged for the cash (without interest thereon) for which such shares of Series B Preferred Stock have been redeemed. If fewer than all of the outstanding shares of Series B Preferred Stock are to be redeemed, the shares of Series B Preferred Stock to be redeemed shall be selected by the Corporation from the outstanding shares of Series B Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Corporation in its sole discretion to be equitable. If fewer than all the shares of Series B Preferred Stock evidenced by any certificate are redeemed, then new certificates evidencing the unredeemed shares of Series B Preferred Stock shall be issued without cost to the holder thereof.

        Section 6.    Reacquired Shares to Be Retired.     All shares of Series B Preferred Stock which shall have been issued and reacquired in any manner by the Corporation shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series.

        Section 7.    No Right of Conversion.     The Series B Preferred Stock are not convertible into or exchangeable for any other property or securities of the Corporation at the option of any holder of Series B Preferred Stock.

        Section 8.    Permissible Distributions.     In determining whether a distribution (other than upon liquidation, dissolution or winding up), whether by dividend, or upon redemption or other acquisition of shares or otherwise, is permitted under Maryland law, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of shares of any class or series of stock whose preferential rights upon dissolution are superior or prior to those receiving the distribution shall not be added to the Corporation's total liabilities.

        Section 9.    Ranking.     Any class or series of stock of the Corporation shall be deemed to rank:

        (a)   prior to the Series B Preferred Stock, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series B Preferred Stock;

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        (b)   on a parity with the Series B Preferred Stock, as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series B Preferred Stock, if the holders of such class or series and the Series B Preferred Stock shall be entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority one over the other ("Parity Shares"); and

        (c)   junior to the Series B Preferred Stock, as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, if such class or series of stock shall be Common Stock or if the holders of Series B Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of such class or series, and such class or series shall not in either case rank prior to the Series B Preferred Stock ("Junior Shares").

        As of the date hereof, 2,900,000 authorized shares of Series A Preferred Stock, 5,750,000 authorized shares of Series C Preferred Stock, 8,050,000 authorized shares of Series D Preferred Stock, 10,350,000 authorized shares of Series E Preferred Stock, 10,400,000 authorized shares of Series F Preferred Stock, 3,450,000 authorized shares of Series G Preferred Stock and 11,500,000 authorized shares of Series H Preferred Stock are Parity Shares.

        Section 10.    Voting.     Except as otherwise set forth herein, the Series B Preferred Stock shall not have any relative, participating, optional or other voting rights or powers, and the consent of the holders thereof shall not be required for the taking of any corporate action.

        If and whenever six quarterly dividends (whether or not consecutive) payable on the Series B Preferred Stock or any series or class of Parity Shares shall be in arrears (which shall, with respect to any such quarterly dividend, mean that any such dividend has not been paid in full), whether or not earned or declared, the number of directors then constituting the Board of Directors shall be increased by two and the holders of Series B Preferred Stock, together with the holders of shares of every other series or class of Parity Shares having like voting rights (shares of any such other series, the "Voting Preferred Shares"), voting as a single class regardless of series, shall be entitled to elect two additional directors to serve on the Board of Directors at any annual meeting of stockholders or special meeting held in place thereof, or at a special meeting of the holders of Series B Preferred Stock and the Voting Preferred Shares called as hereinafter provided. Whenever all arrears in dividends on the Series B Preferred Stock and the Voting Preferred Shares then outstanding shall have been paid and full dividends thereon for the current quarterly dividend period shall have been paid or declared and set apart for payment, then the right of the holders of the Series B Preferred Stock and the Voting Preferred Shares to elect such additional directors shall cease (but subject always to the same provision for the vesting of such voting rights in the case of any similar future arrearages in six quarterly dividends), and the terms of office of the persons elected as directors by the holders of the Series B Preferred Stock and the Voting Preferred Shares shall forthwith terminate and the number of directors constituting the Board of Directors shall be reduced accordingly. At any time after such voting power shall have been so vested in the holders of shares of Series B Preferred Stock and the Voting Preferred Shares, the Secretary of the Corporation may, and upon the written request of

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any holder of Series B Preferred Stock (addressed to the Secretary at the principal office of the Corporation) shall, call a special meeting of the holders of the Series B Preferred Stock and of the Voting Preferred Shares for the election of the directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the Bylaws of the Corporation for a special meeting of the stockholders or as required by law. If any such special meeting required to be called as above provided shall not be called by the Secretary within 20 days after receipt of such request, then any holder of Series B Preferred Stock may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock books of the Corporation. The directors elected at any such special meeting shall hold office until the next annual meeting of the stockholders or special meeting held in lieu thereof, and until their successors are duly elected and qualify, and if such office shall not have previously terminated as above provided. If any vacancy shall occur among the directors elected by the holders of the Series B Preferred Stock and the Voting Preferred Shares, a successor shall be elected by the Board of Directors to serve until the next annual meeting of the stockholders or special meeting held in place thereof, and until their successors are duly elected and qualify, and if such office shall not have previously terminated as provided above. In no event shall the holders of Series B Preferred Stock be entitled pursuant to this Section 10 to elect a director that would cause the Corporation to fail to satisfy a requirement relating to director independence of any national securities exchange on which any class or series of the Corporation's stock is listed.

        So long as any shares of Series B Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by the Charter, the affirmative vote of at least 66 2/3% of the votes entitled to be cast by the holders of Series B Preferred Stock and the Voting Preferred Shares, at the time outstanding, voting as a single class regardless of series, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

        (a)   Any amendment, alteration or repeal of any of the provisions of the Charter or these Articles Supplementary that materially and adversely affects the voting powers, rights or preferences of the holders of the Series B Preferred Stock or the Voting Preferred Shares; provided, however, that (i) the amendment of the provisions of the Charter so as to authorize or create or to increase the authorized amount of, any Junior Shares or any shares of any class or series ranking on a parity with the Series B Preferred Stock or the Voting Preferred Shares (including any amendment to increase the amount of authorized shares of Series B Preferred Stock) shall not be deemed to materially adversely affect the voting powers, rights or preferences of the holders of Series B Preferred Stock and (ii) any filing with the State Department of Assessments and Taxation of Maryland by the Corporation including in connection with a merger, consolidation or otherwise, shall not be deemed to be an amendment, alteration or repeal of any of the provisions of the Charter or these Articles Supplementary that materially and adversely affects the voting powers, rights or preferences of the holders of the Series B Preferred Stock, provided that: (1) the Corporation is the surviving entity and the Series B Preferred Stock remain outstanding with the terms thereof materially unchanged in any respect adverse to the holders thereof; or (2) the resulting, surviving or transferee entity is organized under the laws of any state and substitutes or exchanges the Series B Preferred Stock for other preferred stock or shares having preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption thereof that are substantially similar to that of the Series B Preferred Stock (except for changes

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that do not materially and adversely affect the holders of Series B Preferred Stock); and provided further, that if any such amendment, alteration or repeal would materially and adversely affect any voting powers, rights or preferences of the Series B Preferred Stock or one or more but not all series of Voting Preferred Shares at the time outstanding, the affirmative vote of at least 66 2/3% of the votes entitled to be cast by the holders of all series similarly affected, at the time outstanding, voting as a single class regardless of series, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be required in lieu of the affirmative vote of at least 66 2/3% of the votes entitled to be cast by the holders of the Series B Preferred Stock and the Voting Preferred Shares otherwise entitled to vote in accordance herewith; or

        (b)   The authorization or creation of, or the increase in the authorized amount of, any shares of any class or series or any security convertible into shares of any class or series ranking prior to the Series B Preferred Stock in the distribution on any liquidation, dissolution or winding up of the Corporation or in the payment of dividends; provided, however, that, in the case of each of subparagraphs (a) and (b), no such vote of the holders of Series B Preferred Stock or Voting Preferred Shares, as the case may be, shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such prior shares or convertible security is to be made, as the case may be, provision is made for the redemption of all Series B Preferred Stock or Voting Preferred Shares, as the case may be, at the time outstanding in accordance with Section 5 hereof or, in the case of a merger, consolidation or otherwise, regardless of the date of the transaction, the holders of the Series B Preferred Stock receive in the transaction their liquidation preference plus accrued and unpaid dividends.

        Section 11.    Information Rights.     During any period in which the Corporation is not subject to Section 13 or 15(d) of the Securities Exchange Act and any shares of Series B Preferred Stock are outstanding, the Corporation will (i) transmit by mail to all holders of Series B Preferred Stock, as their names and addresses appear in the Corporation's record books and without cost to such holders, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act and (ii) promptly, upon request, supply copies of such reports to any prospective holder of Series B Preferred Stock. The Corporation will mail the information to the holders of Series B Preferred Stock within 15 days after the respective dates by which a periodic report on Form 10-K or Form 10-Q, as the case may be, in respect of such information would have been required to be filed with the Securities and Exchange Commission if the Corporation were subject to Section 13 or 15(d) of the Securities Exchange Act.

        Section 12.    Record Holders.     The Corporation and the Transfer Agent may deem and treat the record holder of any Series B Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the Transfer Agent shall be affected by any notice to the contrary.

        Section 13.    Restrictions on Ownership and Transfer.     The Series B Preferred Stock constitute Preferred Stock, and Preferred Stock constitutes Capital Stock of the Corporation. Therefore, the Series B Preferred Stock, being Capital Stock, is governed by and issued subject to all the limitations, terms and conditions of the Charter applicable to Capital Stock generally, including but not limited to the terms and conditions (including exceptions and exemptions) of Article VII of the Charter applicable to Capital Stock. The foregoing sentence shall not be

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construed to limit the applicability to the Series B Preferred Stock of any other term or provision of the Charter.

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EXHIBIT C
SERIES C PREFERRED STOCK

        Under a power contained in the charter (the "Charter") of Colony NorthStar, Inc., a Maryland corporation (the "Corporation"), the Board of Directors of the Corporation, classified and designated 5,750,000 shares (the "Shares") of the Preferred Stock (as defined in the Charter), as shares of 8.875% Series C Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share (the "Series C Preferred Stock"), with the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption set forth below, which upon any restatement of the Charter, shall be deemed to be part of Article VI of the Charter, with any necessary or appropriate changes to the enumeration or lettering of sections or subsections hereof:

8.875% Series C Cumulative Redeemable Perpetual Preferred Stock

        Section 1.    Number of Shares and Designation.     This series of Preferred Stock shall be designated as 8.875% Series C Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share (the "Series C Preferred Stock"), and 5,750,000 shall be the number of shares of Preferred Stock constituting such series.

        Section 2.    Definitions.     For purposes of the Series C Preferred Stock, the following terms shall have the meanings indicated:

          "Alternative Conversion Consideration" shall have the meaning set forth in paragraph (e) of Section 7 hereof.

          "Alternative Form Consideration" shall have the meaning set forth in paragraph (e) of Section 7 hereof.

          "Annual Dividend Rate" shall have the meaning set forth in paragraph (a) of Section 3 hereof.

          "Board of Directors" shall mean the Board of Directors of the Corporation or any committee authorized by such Board of Directors to perform any of its responsibilities with respect to the Series C Preferred Stock.

          "Business Day" shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

          "Change of Control Conversion Date" shall have the meaning set forth in paragraph (c) of Section 7 hereof.

          "Change of Control Conversion Right" shall have the meaning set forth in paragraph (a) of Section 7 hereof.

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          "Change of Control" shall have the meaning set forth in paragraph (a) of Section 5 hereof.

          "Charter" shall mean the charter of the Corporation.

          "Class A Common Stock" shall mean the Class A Common Stock of the Corporation, par value $.01 per share.

          "Common Stock" shall mean, collectively, the Class A Common Stock, the Class B Common Stock of the Corporation, par value $.01 per share, and the Performance Common Stock of the Corporation, par value $.01 per share.

          "Common Stock Conversion Consideration" shall have the meaning set forth in paragraph (a) of Section 7 hereof.

          "Common Stock Price" shall have the meaning set forth in paragraph (d) of Section 7 hereof.

          "Conversion Consideration" shall have the meaning set forth in paragraph (e) of Section 7 hereof.

          "Conversion Rate" shall have the meaning set forth in paragraph (a) of Section 7 hereof.

          "Depository" shall have the meaning set forth in paragraph (l) of Section 7 hereof.

          "Dividend Parity Stock" shall have the meaning set forth in paragraph (c) of Section 3 hereof.

          "Dividend Payment Date" shall mean February 15, May 15, August 15 and November 15, of each year, commencing on or about [[                  ] 15, 2017];1 provided, however, that if any Dividend Payment Date falls on any day other than a Business Day, the dividend payment due on such Dividend Payment Date shall instead be paid on the first Business Day immediately following such Dividend Payment Date without any adjustment to the amount of the dividend due on that Dividend Payment Date on account of such delay.

          "Dividend Payment Record Date" shall have the meaning set forth in paragraph (a) of Section 3 hereof.

1 NTD: The first Dividend Period start date will depend on whether the Sirius Board has authorized, and Sirius has declared, the dividend for the Dividend Period during which closing occurs with a record date prior to the date of closing. If the dividend has not been so declared prior to closing, the accrual start date for the initial Dividend Period will be the start of the current Dividend Period at closing (i.e., in the past). If the dividend has been so declared prior to closing, the accrual start date for the initial Dividend Period will be the start of the first Dividend Period after closing (i.e., in the future).

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          "Dividend Period" shall mean a quarterly dividend period commencing on, and including, a Dividend Payment Date and ending on, but excluding, the next succeeding Dividend Payment Date (other than the initial Dividend Period with respect to each share of Series C Preferred Stock, which, (i) for shares of Series C Preferred Stock issued prior to [[                  ], 2017],2 shall commence on, and include, [[                  ] 15, 201[    •    ]]3 and end on, but exclude, the first Dividend Payment Date; and (ii) for shares of Series C Preferred Stock issued on or after [[                  ], 2017],4 shall commence on, and include, the Dividend Payment Date with respect to which dividends were actually paid on Series C Preferred Stock that were outstanding immediately preceding the issuance of such Series C Preferred Stock and end on, but exclude, the next succeeding Dividend Payment Date).

          "DTC" shall have the meaning set forth in paragraph (l) of Section 7 hereof.

          "Exchange Cap" shall have the meaning set forth in paragraph (b) of Section 7 hereof.

          "Junior Shares" shall mean the Common Stock and any other class or series of stock of the Corporation constituting junior shares of stock within the meaning set forth in paragraph (c) of Section 9 hereof.

          "Liquidation Preference" shall have the meaning set forth in paragraph (a) of Section 4 hereof.

          "Person" shall mean any individual, firm, partnership, corporation, limited liability company or other entity, and shall include any successor (by merger or otherwise) of such entity.

          "Preferred Directors" shall have the meaning set forth in Section 10 hereof.

          "Redemption Date" shall have the meaning set forth in paragraph (c) of Section 5 hereof.

          "Redemption Price" shall have the meaning set forth in paragraph (a) of Section 5 hereof.

          "Securities Exchange Act" shall have the meaning set forth in paragraph (a) of Section 5 hereof.

          "Series A Preferred Stock" shall mean the 8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

2 NTD: Will be the day after closing.

3 NTD: See footnote 1.

4 NTD: See footnote 2.

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          "Series B Preferred Stock" shall mean the 8.25% Series B Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Series C Preferred Stock" shall have the meaning set forth in Section 1 hereof.

          "Series D Preferred Stock" shall mean the 8.500% Series D Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Series E Preferred Stock" shall mean the 8.75% Series E Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Series F Preferred Stock" shall mean the 8.50% Series F Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Series G Preferred Stock" shall mean the 7.50% Series G Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Series H Preferred Stock" shall mean the 7.125% Series H Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Corporation in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of a dividend or other distribution by the Board of Directors, the allocation of funds to be so paid on any series or class of shares of stock of the Corporation.

          "Share Cap" shall have the meaning set forth in paragraph (a) of Section 7 hereof.

          "Share Split" shall have the meaning set forth in paragraph (b) of Section 7 hereof.

          "Transfer Agent" means American Stock Transfer & Trust Company, New York, New York, or such other agent or agents of the Corporation as may be designated by the Board of Directors or its designee as the transfer agent for the Series C Preferred Stock.

          "Voting Preferred Shares" shall have the meaning set forth in Section 10 hereof.

          "Voting Stock" shall have the meaning set forth in paragraph (a) of Section 5 hereof.

        Section 3.    Dividends.     (a) The holders of Series C Preferred Stock shall be entitled to receive, when, as and if authorized by the Board of Directors and declared by the Corporation out of assets legally available for that purpose, dividends payable in cash at the rate per annum of $2.21875 per share of Series C Preferred Stock (the "Annual Dividend Rate") (equivalent to a rate of 8.875% of the Liquidation Preference per annum). Such dividends with

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respect to each share of Series C Preferred Stock issued prior to [[                  ], 2017]5 shall be cumulative from, and including, [[                  ] 15, 201[    •    ]]6 and with respect to each share of Series C Preferred Stock issued on or after [[                  ], 2017]7 shall be cumulative from, and including, the Dividend Payment Date with respect to which dividends were actually paid on shares of Series C Preferred Stock that were outstanding immediately preceding the issuance of such shares of Series C Preferred Stock, whether or not in any Dividend Period or Periods there shall be assets of the Corporation legally available for the payment of such dividends, and shall be payable quarterly, when, as and if authorized by the Board of Directors and declared by the Corporation, in arrears on Dividend Payment Dates, commencing with respect to each share of Series C Preferred Stock on the first Dividend Payment Date following issuance of such shares of Series C Preferred Stock. Dividends are cumulative from the most recent Dividend Payment Date to which dividends have been paid, whether or not in any Dividend Period or Periods there shall be assets legally available therefor. Each such dividend shall be payable in arrears to the holders of record of the Series C Preferred Stock, as they appear on the share records of the Corporation at the close of business on such record dates, not more than 30 days preceding the applicable Dividend Payment Date (the "Dividend Payment Record Date"), as shall be fixed by the Board of Directors. Accrued and unpaid dividends for any past Dividend Periods may be authorized and declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, not exceeding 30 days preceding the payment date thereof, as may be fixed by the Board of Directors.

        (b)   The amount of dividends payable for each full Dividend Period for the Series C Preferred Stock shall be computed by dividing the Annual Dividend Rate by four. The amount of dividends payable for the initial Dividend Period, or any other period shorter or longer than a full Dividend Period, on the Series C Preferred Stock shall be computed on the basis of twelve 30-day months and a 360-day year. Holders of Series C Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein provided, on the Series C Preferred Stock. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series C Preferred Stock that may be in arrears.

        (c)   So long as any shares of Series C Preferred Stock are outstanding, no dividends, except as described in the immediately following sentence, shall be authorized and declared or paid or set apart for payment on any series or class or classes of capital stock of the Corporation ranking on a parity with the Series C Preferred Stock as to payment of dividends ("Dividend Parity Stock") for any period unless full cumulative dividends have been or contemporaneously are authorized, declared and paid or authorized, declared and a sum sufficient for the payment thereof set apart for such payment on the Series C Preferred Stock for all past Dividend Periods. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends authorized and declared upon Series C Preferred Stock and all dividends authorized and declared upon any series or class or classes of Dividend Parity Stock shall be authorized and declared ratably in proportion to the respective

5 NTD: See footnote 2.

6 NTD: See footnote 1.

7 NTD: See footnote 2.

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amounts of dividends accrued and unpaid on the Series C Preferred Stock and such Dividend Parity Stock.

        (d)   So long as any shares of Series C Preferred Stock are outstanding, no dividends (other than dividends or distributions paid solely in shares of, or options, warrants or rights to subscribe for or purchase shares of, Junior Shares) shall be authorized and declared or paid or set apart for payment or other distribution authorized and declared or made upon Junior Shares, nor shall any Junior Shares be redeemed, purchased or otherwise acquired (other than (i) a redemption, purchase or other acquisition of Common Stock made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the Corporation or any subsidiary, (ii) pursuant to Article VII of the Charter, (iii) as a result of a reclassification of such Junior Shares for or into other Junior Shares, or (iv) the purchase of fractional interests in Junior Shares pursuant to the conversion or exchange provisions of any securities convertible into or exchangeable for such Junior Shares), for any consideration (or any monies to be paid to or made available for a sinking fund for the redemption of any such shares) by the Corporation, directly or indirectly (except by conversion into or exchange for Junior Shares), unless in each case the full cumulative dividends on all outstanding Series C Preferred Stock and any Dividend Parity Stock of the Corporation shall have been paid or set apart for payment for all past Dividend Periods with respect to the Series C Preferred Stock and all past dividend periods with respect to such Dividend Parity Stock.

        Section 4.    Liquidation Preference.     (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Shares, the holders of Series C Preferred Stock shall be entitled to receive $25.00 per share of the Series C Preferred Stock (the "Liquidation Preference") plus an amount equal to all dividends (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution to such holder; but such holders of Series C Preferred Stock shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of Series C Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other capital stock of the Corporation ranking on a parity with the Series C Preferred Stock as to such distribution, then such assets, or the proceeds thereof, shall be distributed among the holders of such Series C Preferred Stock and any such other stock ratably in accordance with the respective amounts that would be payable on such Series C Preferred Stock and any such other stock if all amounts payable thereon were paid in full. For the purposes of this Section 4, (i) a consolidation or merger of the Corporation with one or more entities, (ii) a statutory share exchange and (iii) a sale or transfer of all or substantially all of the Corporation's assets shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.

        (b)   Subject to the rights of the holders of shares of any series or class or classes of shares of stock ranking on a parity with or prior to the Series C Preferred Stock upon liquidation, dissolution or winding up, upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of the Series C Preferred Stock, as provided in this Section 4, any series or class or classes of Junior Shares shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets

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remaining to be paid or distributed, and the holders of the Series C Preferred Stock shall not be entitled to share therein.

        Section 5.    Redemption at the Option of the Corporation.

        (a)   Notwithstanding anything to the contrary contained in Section 7(a), upon the occurrence of a Change of Control, the Corporation may, at its option, upon not less than 30 nor more than 90 days' written notice, redeem the Series C Preferred Stock, in whole, at any time, or in part, from time to time, within 120 days after the first date on which such Change of Control occurred, for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends thereon (whether or not declared) to, but not including, the date fixed for redemption (the "Redemption Price"); provided that, if the Redemption Date is after a Dividend Payment Record Date and prior to the corresponding Dividend Payment Date, no additional amount for such accrued and unpaid dividend will be included in the Redemption Price and the dividend payments on such Dividend Payment Date shall be made pursuant to Section 5(d). If, prior to the Change of Control Conversion Date, the Corporation has provided notice of its election to redeem some or all of the shares of Series C Preferred Stock pursuant to this Section 5, the holders of Series C Preferred Stock will not have the Change of Control Conversion Right (as hereinafter defined) with respect to the shares called for redemption. If the Corporation elects to redeem any shares of Series C Preferred Stock as described in this Section 5(a), it may use any available cash to pay the Redemption Price, and it will not be required to pay the Redemption Price only out of the proceeds from the issuance of other equity securities or any other specific source. A "Change of Control" shall be deemed to have occurred at such time as (i) (A) the date a "person", including any syndicate or group deemed to be a person within the meaning of Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") becomes the ultimate "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act, except that a person or group shall be deemed to have beneficial ownership of all shares of voting stock that such person or group has the right to acquire regardless of when such right is first exercisable), directly or indirectly, of voting stock representing more than 50% of the total voting power of the total voting stock of the Corporation; or (B) the date of the consummation of a merger or share exchange of the Corporation with another entity where the Corporation's stockholders immediately prior to the merger or share exchange would not beneficially own, immediately after the merger or share exchange, shares representing 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate group vote) to which all stockholders of the corporation issuing cash or securities in the merger or share exchange would be entitled in the election of directors, or where members of the Board of Directors immediately prior to the merger or share exchange would not immediately after the merger or share exchange constitute a majority of the board of directors of the corporation issuing cash or securities in the merger or share exchange, and (ii) following the closing of any transaction referred to in clause (i), neither the Corporation nor the acquiring or surviving entity has a class of common equity securities (or American Depositary Receipts representing such securities) listed on the New York Stock Exchange, the NYSE MKT or the NASDAQ Stock Market, or listed or quoted on an exchange or quotation system that is a successor to any such securities exchange. "Voting Stock" shall mean stock of any class or kind having the power to vote generally in the election of directors. Any redemption pursuant to this Section 5(a) shall follow generally the procedures set forth in the second paragraph of Section 5(c).

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        (b)   Except as otherwise permitted by the Charter and paragraph (a) above, the Series C Preferred Stock shall not be redeemable by the Corporation prior to October 11, 2017. On and after October 11, 2017, the Corporation, at its option, may redeem the shares of Series C Preferred Stock, in whole or in part, as set forth herein, subject to the provisions described below.

        (c)   On and after October 11, 2017, the Series C Preferred Stock shall be redeemable at the option of the Corporation, in whole or in part, at any time or from time to time, at the Redemption Price. Each date on which Series C Preferred Stock are to be redeemed (a "Redemption Date") shall be selected by the Corporation, shall be specified in the notice of redemption and shall not be less than 30 days or more than 90 days after the date on which the Corporation gives, or causes to be given, notice of redemption by mail pursuant to the next paragraph.

        A notice of redemption (which may be contingent on the occurrence of a future event) shall be mailed, postage prepaid, not less than 30 nor more than 90 days prior to the Redemption Date, addressed to the respective holders of record of the Series C Preferred Stock at their respective addresses as they appear on the Corporation's share transfer records. A failure to give such notice or any defect in the notice or in its mailing shall not affect the validity of the proceedings for the redemption of any Series C Preferred Stock except as to the holder to whom notice was defective or not given (unless such a holder elects to tender such holder's shares). Each notice shall state: (i) the Redemption Date; (ii) the Redemption Price; (iii) the number of shares of Series C Preferred Stock to be redeemed and, if fewer than all the shares of Series C Preferred Stock held by such holder are to be redeemed, the number of such shares of Series C Preferred Stock to be redeemed from such holder; (iv) the place or places where the certificates representing the shares of Series C Preferred Stock are to be surrendered for payment of the Redemption Price, if any of such shares are certificated; (v) that distributions on the shares to be redeemed will cease to accrue on such Redemption Date except as otherwise provided herein; and (vi) if such redemption is being made in connection with a Change of Control, that the holders of the shares of Series C Preferred Stock being so called for redemption will not be able to tender such shares of Series C Preferred Stock for conversion in connection with the Change of Control and that each share of Series C Preferred Stock tendered for conversion that is called, prior to the Change of Control Conversion Date (as defined below), for redemption will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date. Notwithstanding the foregoing, no notice of redemption will be required where the Corporation elects to redeem Series C Preferred Stock pursuant to Section 5(b) and Article VII of the Charter to preserve its REIT qualification for federal income tax purposes.

        (d)   If the Redemption Date falls after a Dividend Payment Record Date and prior to the corresponding Dividend Payment Date, then each holder of Series C Preferred Stock at the close of business on such Dividend Payment Record Date shall be entitled to the dividend payable on such Series C Preferred Stock on the corresponding Dividend Payment Date notwithstanding the redemption of such Series C Preferred Stock before such Dividend Payment Date. Except as provided in calculating the Redemption Price and in this Section 5(d), the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on Series C Preferred Stock called for redemption.

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        (e)   If full cumulative dividends for all past dividend periods on the Series C Preferred Stock and any series or class or classes of Dividend Parity Stock of the Corporation have not been paid or declared and set apart for payment, except as otherwise permitted under the Charter, the Series C Preferred Stock may not be redeemed in part and the Corporation may not purchase, redeem or otherwise acquire Series C Preferred Stock or any capital stock of the Corporation ranking on a parity with the Series C Preferred Stock as to payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, other than in exchange for Junior Shares.

        (f)    Notice having been mailed as aforesaid, from and after the Redemption Date (unless the Corporation shall fail to make available the amount of cash necessary to effect such redemption), (i) except as otherwise provided herein, dividends on the shares of Series C Preferred Stock so called for redemption shall cease to accrue, (ii) said shares shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Series C Preferred Stock of the Corporation shall cease (except the rights to receive the cash payable upon such redemption, without interest thereon, upon surrender and endorsement of their certificates if so required and to receive any dividends payable thereon). The Corporation's obligation to provide cash in accordance with the preceding sentence shall be deemed fulfilled if, on or before the Redemption Date, the Corporation shall deposit with a bank or trust company (which may be an affiliate of the Corporation) that has an office in the Borough of Manhattan, City of New York, or in Baltimore, Maryland and that has, or is an affiliate of a bank or trust company that has, a capital and surplus of at least $50,000,000, the cash necessary for such redemption, in trust, with irrevocable instructions that such cash be applied to the redemption of the Series C Preferred Stock so called for redemption. No interest shall accrue for the benefit of the holder of Series C Preferred Stock to be redeemed on any cash so set aside by the Corporation. Subject to applicable escheat laws, any such cash unclaimed at the end of two years from the Redemption Date shall revert to the general funds of the Corporation, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the payment of such cash.

        As promptly as practicable after the surrender in accordance with said notice of the certificates for any such shares of Series C Preferred Stock so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and if the notice shall so state), such shares of Series C Preferred Stock shall be exchanged for the cash (without interest thereon) for which such shares of Series C Preferred Stock have been redeemed. If fewer than all of the outstanding shares of Series C Preferred Stock are to be redeemed, the shares of Series C Preferred Stock to be redeemed shall be selected by the Corporation from the outstanding shares of Series C Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Corporation in its sole discretion to be equitable. If fewer than all the shares of Series C Preferred Stock represented by any certificate are redeemed, then new certificates representing the unredeemed shares of Series C Preferred Stock shall be issued without cost to the holder thereof.

        Section 6.    Reacquired Shares to Be Retired.     All shares of Series C Preferred Stock that have been issued and reacquired in any manner by the Corporation shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series.

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        Section 7.    Conversion Rights.     Except as provided in this Section 7, the Series C Preferred Stock are not convertible into or exchangeable for any other property or securities of the Corporation at the option of any holder of Series C Preferred Stock.

        (a)   Upon the occurrence of a Change of Control, each holder of Series C Preferred Stock shall have the right (unless, prior to the Change of Control Conversion Date, the Corporation has provided notice of its election to redeem some or all of the shares of Series C Preferred Stock held by such holder pursuant to Section 5, in which case such holder will have the right only with respect to shares of Series C Preferred Stock that are not called for redemption) to convert each of the Series C Preferred Stock held by such holder (the "Change of Control Conversion Right") on the Change of Control Conversion Date into a number of shares of Class A Common Stock (the "Common Stock Conversion Consideration") equal to the lesser of: (i) the quotient obtained by dividing (x) the sum of the Liquidation Preference per share of Series C Preferred Stock plus the amount of any accrued and unpaid dividends thereon to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a Dividend Payment Record Date and prior to the corresponding Dividend Payment Date for the Series C Preferred Stock, in which case no additional amount for such accrued and unpaid dividends shall be included in this sum) by (y) the Common Stock Price (as defined below) (such quotient, the "Conversion Rate"); and (ii) [8.4585]8 (the "Share Cap"), subject to adjustments provided in Section 7(b) below.

        (b)   The Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a distribution of Class A Common Stock to existing holders of Class A Common Stock), subdivisions or combinations (in each case, a "Share Split") with respect to Class A Common Stock as follows: the adjusted Share Cap as the result of a Share Split will be the number of shares of Class A Common Stock that is equivalent to the product obtained by multiplying (i) the Share Cap in effect immediately prior to such Share Split by (ii) a fraction, the numerator of which is the number of shares of Class A Common Stock outstanding immediately after giving effect to such Share Split and the denominator of which is the number of shares of Class A Common Stock outstanding immediately prior to such Share Split. For the avoidance of doubt, subject to the immediately succeeding sentence, the aggregate number of shares of Class A Common Stock (or equivalent Alternative Conversion Consideration (as defined below), as applicable) issuable or deliverable, as applicable, in connection with the exercise of the Change of Control Conversion Right shall not exceed the product of the Share Cap times the aggregate number of shares of the Series C Preferred Stock issued and outstanding at the Change of Control Conversion Date (or equivalent Alternative Conversion Consideration, as applicable) (the "Exchange Cap"). The Exchange Cap is subject to pro rata adjustments for any Share Splits on the same basis as the corresponding adjustment to the Share Cap.

        (c)   The "Change of Control Conversion Date" is the date the Series C Preferred Stock is to be converted, which shall be a Business Day selected by the Corporation that is no fewer than 20 days nor more than 35 days after the date on which it provides the notice described in Section 7(h) to the holders of Series C Preferred Stock.

8 NTD: The Share Cap will need to be updated if the applicable Exchange Ratio changes.

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        (d)   The "Common Stock Price" is (i) if the consideration to be received in the Change of Control by the holders of Class A Common Stock is solely cash, the amount of cash consideration per share of Class A Common Stock or (ii) if the consideration to be received in the Change of Control by holders of Class A Common Stock is other than solely cash (x) the average of the closing sale prices per share of Class A Common Stock (or, if no closing sale price is reported, the average of the closing bid and ask prices per share or, if more than one in either case, the average of the average closing bid and the average closing ask prices per share) for the ten consecutive trading days immediately preceding, but not including, the date on which such Change of Control occurred as reported on the principal U.S. securities exchange on which Class A Common Stock is then traded, or (y) the average of the last quoted bid prices for Class A Common Stock in the over-the-counter market as reported by Pink OTC Markets Inc. or similar organization for the ten consecutive trading days immediately preceding, but not including, the date on which such Change of Control occurred, if Class A Common Stock is not then listed for trading on a U.S. securities exchange.

        (e)   In the case of a Change of Control pursuant to which Class A Common Stock is or will be converted into cash, securities or other property or assets (including any combination thereof) (the "Alternative Form Consideration"), a holder of Series C Preferred Stock shall receive upon conversion of such Series C Preferred Stock the kind and amount of Alternative Form Consideration which such holder would have owned or been entitled to receive upon the Change of Control had such holder held a number of shares of Class A Common Stock equal to the Common Stock Conversion Consideration immediately prior to the effective time of the Change of Control (the "Alternative Conversion Consideration"; the Common Stock Conversion Consideration or the Alternative Conversion Consideration, whichever shall be applicable to a Change of Control, is referred to as the "Conversion Consideration").

        (f)    If the holders of Class A Common Stock have the opportunity to elect the form of consideration to be received in the Change of Control, the Conversion Consideration in respect of such Change of Control shall be deemed to be the kind and amount of consideration actually received by holders of a majority of the outstanding shares of Class A Common Stock that made or voted for such an election (if electing between two types of consideration) or holders of a plurality of the outstanding shares of Class A Common Stock that made or voted for such an election (if electing between more than two types of consideration), as the case may be, and shall be subject to any limitations to which all holders of Class A Common Stock are subject, including, without limitation, pro rata reductions applicable to any portion of the consideration payable in such Change of Control.

        (g)   No fractional shares of Class A Common Stock shall be issued upon the conversion of the Series C Preferred Stock in connection with a Change of Control. Instead, holders shall be entitled to receive the cash value of such fractional shares based upon the Common Stock Price used in determining the Common Stock Conversion Consideration for such Change of Control.

        (h)   Within 15 days following the occurrence of a Change of Control, provided that the Corporation has not then exercised its right to redeem all shares of Series C Preferred Stock pursuant to Section 5, the Corporation shall provide to holders of Series C Preferred Stock a notice of occurrence of the Change of Control that describes the resulting Change of Control

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Conversion Right, which notice shall be delivered to the holders of record of the shares of the Series C Preferred Stock in their addresses as they appear on the stock transfer records of the Corporation and shall state: (i) the events constituting the Change of Control; (ii) the date of the Change of Control; (iii) the last date on which the holders of Series C Preferred Stock may exercise their Change of Control Conversion Right; (iv) the method and period for calculating the Common Stock Price; (v) the Change of Control Conversion Date; (vi) that if, prior to the Change of Control Conversion Date, the Corporation has provided notice of its election to redeem all or any shares of Series C Preferred Stock, holders will not be able to convert the shares of Series C Preferred Stock called for redemption and such shares will be redeemed on the related Redemption Date, even if such shares have already been tendered for conversion pursuant to the Change of Control Conversion Right; (vii) if applicable, the type and amount of Alternative Conversion Consideration entitled to be received per share of Series C Preferred Stock; (viii) the name and address of the paying agent, transfer agent and conversion agent for the Series C Preferred Stock; (ix) the procedures that the holders of Series C Preferred Stock must follow to exercise the Change of Control Conversion Right (including procedures for surrendering shares for conversion through the facilities of a Depositary (as defined below)), including the form of conversion notice to be delivered by such holders as described below; and (x) the last date on which holders of Series C Preferred Stock may withdraw shares surrendered for conversion and the procedures that such holders must follow to effect such a withdrawal.

        (i)    The Corporation shall also issue a press release containing such notice provided for in Section 7(h) for publication on Dow Jones & Company, Inc., Business Wire, PR Newswire or Bloomberg Business News (or, if these organizations are not in existence at the time of issuance of the press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), and post a notice on its website, in any event prior to the opening of business on the first Business Day following any date on which it provides the notice provided for in Section 7(h) to the holders of Series C Preferred Stock.

        (j)    To exercise the Change of Control Conversion Right, the holders of Series C Preferred Stock shall be required to deliver, on or before the close of business on the Change of Control Conversion Date, the certificate(s), if any, representing the shares of Series C Preferred Stock to be converted, duly endorsed for transfer (or, in the case of any shares of Series C Preferred Stock held in book-entry form through a Depositary, to deliver, on or before the close of business on the Change of Control Conversion Date, the shares of Series C Preferred Stock to be converted through the facilities of such Depositary), together with a written conversion notice in the form provided by the Corporation, duly completed, to its transfer agent. The conversion notice must state: (i) the relevant Change of Control Conversion Date; (ii) the number of shares of Series C Preferred Stock to be converted; and (iii) that the Series C Preferred Stock is to be converted pursuant to the applicable provisions of the Series C Preferred Stock.

        (k)   Holders of Series C Preferred Stock may withdraw any notice of exercise of a Change of Control Conversion Right (in whole or in part) by a written notice of withdrawal delivered to the transfer agent of the Corporation prior to the close of business on the Business Day prior to the Change of Control Conversion Date. The notice of withdrawal delivered by any holder must state: (i) the number of withdrawn shares of Series C Preferred Stock; (ii) if

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certificated shares of Series C Preferred Stock have been surrendered for conversion, the certificate numbers of the withdrawn shares of Series C Preferred Stock; and (iii) the number of shares of Series C Preferred Stock, if any, which remain subject to the holder's conversion notice.

        (l)    Notwithstanding anything to the contrary contained in Sections 7(j) and (k), if any shares of Series C Preferred Stock are held in book-entry form through The Depository Trust Company ("DTC") or a similar depositary (each, a "Depositary"), the conversion notice and/or the notice of withdrawal, as applicable, must comply with applicable procedures, if any, of the applicable Depositary.

        (m)  Series C Preferred Stock as to which the Change of Control Conversion Right has been properly exercised and for which the conversion notice has not been properly withdrawn will be converted into the applicable Conversion Consideration in accordance with the Change of Control Conversion Right on the Change of Control Conversion Date, unless prior to the Change of Control Conversion Date the Corporation has provided notice of its election to redeem some or all of the shares of Series C Preferred Stock pursuant to Section 5, in which case only the shares of Series C Preferred Stock properly surrendered for conversion and not properly withdrawn that are not called for redemption will be converted as aforesaid. If the Corporation elects to redeem shares of Series C Preferred Stock that would otherwise be converted into the applicable Conversion Consideration on a Change of Control Conversion Date, such shares of Series C Preferred Stock shall not be so converted and the holders of such shares shall be entitled to receive on the applicable Redemption Date the Redemption Price as provided in Section 5.

        (n)   The Corporation shall deliver all securities, cash and any other property owing upon conversion no later than the third Business Day following the Change of Control Conversion Date. Notwithstanding the foregoing, the persons entitled to receive any shares of Class A Common Stock or other securities delivered on conversion will be deemed to have become the holders of record thereof as of the Change of Control Conversion Date.

        (o)   Notwithstanding any other provision of the Series C Preferred Stock, no holder of Series C Preferred Stock shall be entitled to convert such Series C Preferred Stock into shares of Class A Common Stock or the Alternative Conversion Consideration, as the case may be, to the extent that receipt of such Class A Common Stock or the Alternative Conversion Consideration would cause such holder (or any other person) to exceed the applicable share ownership limitations contained in the Charter or this Articles Supplementary or the governing document of the surviving entity, as the case may be, unless the Corporation provides an exemption from this limitation to such holder pursuant to the Charter and this Articles Supplementary or the governing document of the surviving entity.

        (p)   Notwithstanding anything to the contrary herein and except as otherwise required by law, the persons who are the holders of record of shares of Series C Preferred Stock at the close of business on a Dividend Payment Record Date shall be entitled to receive the dividend payable on the corresponding Dividend Payment Date notwithstanding the conversion of those shares after such Dividend Record Date and on or prior to such Dividend Payment Date and, in such case, the full amount of such dividend shall be paid on such Dividend Payment Date to the persons who were the holders of record at the close of business on such Dividend Record

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Date. Except as provided in this Section 7(p), the Corporation shall make no allowance for unpaid dividends that are not in arrears on the shares of Series C Preferred Stock to be converted.

        Section 8.    Permissible Distributions.     In determining whether a distribution (other than upon liquidation, dissolution or winding up), whether by dividend, or upon redemption or other acquisition of shares or otherwise, is permitted under Maryland law, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of shares of any class or series of stock whose preferential rights upon dissolution are superior or prior to those receiving the distribution shall not be added to the Corporation's total liabilities.

        Section 9.    Ranking.     Any class or series of stock of the Corporation shall be deemed to rank:

        (a)   prior to the Series C Preferred Stock, as to the payment of dividends or as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series C Preferred Stock;

        (b)   on a parity with the Series C Preferred Stock, as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series C Preferred Stock, if the holders of such class or series and the Series C Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority one over the other; and

        (c)   junior to the Series C Preferred Stock, as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, if such class or series of stock shall be Common Stock or if the holders of Series C Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of such class or series, and such class or series shall not in either case rank prior to the Series C Preferred Stock ("Junior Shares").

        As of the date hereof, 2,900,000 authorized shares of Series A Preferred Stock, 14,900,000 authorized shares of Series B Preferred Stock, 8,050,000 authorized shares of Series D Preferred Stock, 10,350,000 authorized shares of Series E Preferred Stock, 10,400,000 authorized shares of Series F Preferred Stock, 3,450,000 authorized shares of Series G Preferred Stock and 11,500,000 authorized shares of Series H Preferred Stock rank on a parity with the Series C Preferred Stock as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up.

        Section 10.    Voting.     Except as otherwise set forth herein, the Series C Preferred Stock shall not have any relative, participating, optional or other voting rights or powers, and the consent of the holders thereof shall not be required for the taking of any corporate action.

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        If and whenever six quarterly dividends (whether or not consecutive) payable on the Series C Preferred Stock shall be in arrears (which shall, with respect to any such quarterly dividend, mean that any such dividend has not been paid in full), whether or not earned or declared, the number of directors then constituting the Board of Directors shall be increased by two and the holders of Series C Preferred Stock, together with the holders of shares of every series or class of Dividend Parity Stock having like voting rights (shares of any such series or class, including the Series A Preferred Stock, the Series B Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock, the Series G Preferred Stock and the Series H Preferred Stock, the "Voting Preferred Shares"), voting as a single class regardless of series, shall be entitled to elect two additional directors (the "Preferred Directors") to serve on the Board of Directors at any annual meeting of stockholders or special meeting held in place thereof, or at a special meeting of the holders of Series C Preferred Stock and the Voting Preferred Shares called as hereinafter provided. For the avoidance of doubt, in the election of both Preferred Directors, any outstanding shares of Series C Preferred Stock, Series A Preferred Stock, Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and other Voting Preferred Shares shall vote together as a class, and the affirmative vote of a plurality of the votes cast by holders of outstanding shares of Series C Preferred Stock, Series A Preferred Stock, Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and other Voting Preferred Shares shall be required to elect a Preferred Director. Whenever all arrears in dividends on the Series C Preferred Stock and the Voting Preferred Shares then outstanding shall have been paid and full dividends thereon for the current quarterly dividend period shall have been paid or declared and set apart for payment, then the right of the holders of the Series C Preferred Stock and the Voting Preferred Shares to elect such two additional directors shall cease (but subject always to the same provision for the vesting of such voting rights in the case of any similar future arrearages in six quarterly dividends), and the terms of office of the persons elected as director, by the holders of the Series C Preferred Stock and the Voting Preferred Shares shall forthwith terminate and the number of directors constituting the Board of Directors shall be reduced accordingly. At any time after such voting power shall have been so vested in the holders of shares of Series C Preferred Stock and the Voting Preferred Shares, the Secretary of the Corporation may, and upon the written request of any holder of Series C Preferred Stock (addressed to the Secretary at the principal office of the Corporation) shall, call a special meeting of the holders of the Series C Preferred Stock and of the Voting Preferred Shares for the election of the directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the Bylaws of the Corporation for a special meeting of the stockholders or as required by law. If any such special meeting required to be called as above provided shall not be called by the Secretary within 20 days after receipt of such request, then any holder of Series C Preferred Stock may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock books of the Corporation. The directors elected at any such special meeting shall hold office until the next annual meeting of the stockholders or special meeting held in lieu thereof, and until their successors are duly elected and qualify, and if such office shall not have previously terminated as above provided. If any vacancy shall occur among the directors elected by the holders of the Series C Preferred Stock and the Voting Preferred Shares, a successor shall be elected by the Board of Directors to serve until the next annual meeting of the stockholders or special meeting held in place thereof, and until their successors are duly

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elected and qualify, and if such office shall not have previously terminated as provided above. In no event shall the holders of Series C Preferred Stock be entitled pursuant to this Section 10 to elect a director that would cause the Corporation to fail to satisfy a requirement relating to director independence of any national securities exchange on which any class or series of the Corporation's stock is listed.

        So long as any shares of Series C Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by the Charter, the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the holders of Series C Preferred Stock and the Voting Preferred Shares, at the time outstanding, voting as a single class regardless of series, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

        (a)   Any amendment, alteration or repeal of any of the provisions of the Charter or these Articles Supplementary (whether by merger, consolidation or otherwise) that materially and adversely affects the voting powers, rights or preferences of the holders of the Series C Preferred Stock or the Voting Preferred Shares; provided, however, that (i) the amendment of the provisions of the Charter so as to authorize or create or to increase the authorized amount of, any Junior Shares or any shares of any class or series ranking on a parity with the Series C Preferred Stock as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up or the Voting Preferred Shares (including any amendment to increase the amount of authorized shares of Series C Preferred Stock) shall not be deemed to materially adversely affect the voting powers, rights or preferences of the holders of Series C Preferred Stock and (ii) any filing with the State Department of Assessments and Taxation of Maryland by the Corporation including in connection with a merger, consolidation or otherwise, shall not be deemed to be an amendment, alteration or repeal of any of the provisions of the Charter or these Articles Supplementary that materially and adversely affects the voting powers, rights or preferences of the holders of the Series C Preferred Stock, provided that: (1) the Corporation is the surviving entity and the Series C Preferred Stock remain outstanding with the terms thereof materially unchanged in any respect adverse to the holders thereof; or (2) the resulting, surviving or transferee entity is organized under the laws of any state and substitutes or exchanges the Series C Preferred Stock for other preferred stock, shares or other equity interests having preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption thereof that are substantially similar to that of the Series C Preferred Stock (except for changes that do not materially and adversely affect the holders of Series C Preferred Stock); and provided further, that if any such amendment, alteration or repeal would materially and adversely affect any voting powers, rights or preferences of the Series C Preferred Stock or one or more but not all series of Voting Preferred Shares at the time outstanding, the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the holders of all series similarly affected, at the time outstanding, voting as a single class regardless of series, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be required in lieu of the affirmative vote of at least 66 2/3% of the votes entitled to be cast by the holders of the Series C Preferred Stock and the Voting Preferred Shares otherwise entitled to vote in accordance herewith; or

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        (b)   The authorization or creation of, or the increase in the authorized amount of, any shares of any class or series or any security convertible into shares of any class or series ranking prior to the Series C Preferred Stock in the distribution on any liquidation, dissolution or winding up of the Corporation or in the payment of dividends; provided, however, that, in the case of each of subparagraphs (a) and (b), no such vote of the holders of Series C Preferred Stock or Voting Preferred Shares, as the case may be, shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such prior shares or convertible security is to be made, as the case may be, provision is made for the redemption of all Series C Preferred Stock or Voting Preferred Shares, as the case may be, at the time outstanding in accordance with Section 5 hereof or, in the case of a merger, consolidation or otherwise, regardless of the date of the transaction, the holders of the Series C Preferred Stock receive in the transaction their liquidation preference plus accrued and unpaid dividends.

        For purposes of determining the voting rights of the holders of the Series C Preferred Stock under this Section 10, each holder will be entitled to one vote for each Liquidation Preference per share with respect to shares of the Series C Preferred Stock held by such holder. Whether the vote or consent of the holders of a plurality, majority or other portion of the shares of the Series C Preferred Stock and any Voting Preferred Shares has been cast or given on any matter on which the holders of shares of the Series C Preferred Stock are entitled to vote shall be determined by the Corporation by reference to the specified liquidation amounts of the shares voted or covered by the consent.

        Section 11.    Information Rights.     During any period in which the Corporation is not subject to Section 13 or 15(d) of the Securities Exchange Act and any shares of Series C Preferred Stock are outstanding, the Corporation will (i) transmit by mail to all holders of Series C Preferred Stock, as their names and addresses appear in the Corporation's record books and without cost to such holders, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act and (ii) promptly, upon request, supply copies of such reports to any prospective holder of Series C Preferred Stock. The Corporation will mail the information to the holders of Series C Preferred Stock within 15 days after the respective dates by which a periodic report on Form 10-K or Form 10-Q, as the case may be, in respect of such information would have been required to be filed with the Securities and Exchange Commission if the Corporation were subject to Section 13 or 15(d) of the Securities Exchange Act.

        Section 12.    Record Holders.     The Corporation and the Transfer Agent may deem and treat the record holder of any Series C Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the Transfer Agent shall be affected by any notice to the contrary.

        Section 13.    Restrictions on Ownership and Transfer.     The Series C Preferred Stock constitutes Preferred Stock, and Preferred Stock constitutes Capital Stock of the Corporation. Therefore, the Series C Preferred Stock, being Capital Stock, is governed by and issued subject to all the limitations, terms and conditions of the Charter applicable to Capital Stock generally, including but not limited to the terms and conditions (including exceptions and exemptions) of Article VII of the Charter applicable to Capital Stock. The foregoing sentence shall not be construed to limit the applicability to the Series C Preferred Stock of any other term or provision of the Charter.

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EXHIBIT D
SERIES D PREFERRED STOCK

        Under a power contained in the charter (the "Charter") of Colony NorthStar, Inc., a Maryland corporation (the "Corporation"), the Board of Directors of the Corporation, classified and designated 8,050,000 shares (the "Shares") of the Preferred Stock (as defined in the Charter), as shares of 8.500% Series D Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share (the "Series D Preferred Stock"), with the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption set forth below, which upon any restatement of the Charter, shall be deemed to be part of Article VI of the Charter, with any necessary or appropriate changes to the enumeration or lettering of sections or subsections hereof:

8.500% Series D Cumulative Redeemable Perpetual Preferred Stock

        Section 1.    Number of Shares and Designation.     This series of Preferred Stock shall be designated as 8.500% Series D Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share (the "Series D Preferred Stock"), and 8,050,000 shall be the number of shares of Preferred Stock constituting such series.

        Section 2.    Definitions.     For purposes of the Series D Preferred Stock, the following terms shall have the meanings indicated:

          "Alternative Conversion Consideration" shall have the meaning set forth in paragraph (e) of Section 7 hereof.

          "Alternative Form Consideration" shall have the meaning set forth in paragraph (e) of Section 7 hereof.

          "Annual Dividend Rate" shall have the meaning set forth in paragraph (a) of Section 3 hereof.

          "Board of Directors" shall mean the Board of Directors of the Corporation or any committee authorized by such Board of Directors to perform any of its responsibilities with respect to the Series D Preferred Stock.

          "Business Day" shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

          "Change of Control Conversion Date" shall have the meaning set forth in paragraph (c) of Section 7 hereof.

          "Change of Control Conversion Right" shall have the meaning set forth in paragraph (a) of Section 7 hereof.

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          "Change of Control" shall have the meaning set forth in paragraph (a) of Section 5 hereof.

          "Charter" shall mean the charter of the Corporation.

          "Class A Common Stock" shall mean the Class A Common Stock of the Corporation, par value $.01 per share.

          "Common Stock" shall mean, collectively, the Class A Common Stock, the Class B Common Stock of the Corporation, par value $.01 per share, and the Performance Common Stock of the Corporation, par value $.01 per share.

          "Common Stock Conversion Consideration" shall have the meaning set forth in paragraph (a) of Section 7 hereof.

          "Common Stock Price" shall have the meaning set forth in paragraph (d) of Section 7 hereof.

          "Conversion Consideration" shall have the meaning set forth in paragraph (e) of Section 7 hereof.

          "Conversion Rate" shall have the meaning set forth in paragraph (a) of Section 7 hereof.

          "Depository" shall have the meaning set forth in paragraph (l) of Section 7 hereof.

          "Dividend Parity Stock" shall have the meaning set forth in paragraph (c) of Section 3 hereof.

          "Dividend Payment Date" shall mean February 15, May 15, August 15 and November 15, of each year, commencing on or about [[                    ] 15, 2017];1 provided, however, that if any Dividend Payment Date falls on any day other than a Business Day, the dividend payment due on such Dividend Payment Date shall instead be paid on the first Business Day immediately following such Dividend Payment Date without any adjustment to the amount of the dividend due on that Dividend Payment Date on account of such delay.

          "Dividend Payment Record Date" shall have the meaning set forth in paragraph (a) of Section 3 hereof.

1 NTD: The first Dividend Period start date will depend on whether the Sirius Board has authorized, and Sirius has declared, the dividend for the Dividend Period during which closing occurs with a record date prior to the date of closing. If the dividend has not been so declared prior to closing, the accrual start date for the initial Dividend Period will be the start of the current Dividend Period at closing (i.e., in the past). If the dividend has been so declared prior to closing, the accrual start date for the initial Dividend Period will be the start of the first Dividend Period after closing (i.e., in the future).

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          "Dividend Period" shall mean a quarterly dividend period commencing on, and including, a Dividend Payment Date and ending on, but excluding, the next succeeding Dividend Payment Date (other than the initial Dividend Period with respect to each share of Series D Preferred Stock, which, (i) for shares of Series D Preferred Stock issued prior to [[                    ], 2017],2 shall commence on, and include, [[                    ] 15, 201[    •    ]]3 and end on, but exclude, the first Dividend Payment Date; and (ii) for shares of Series D Preferred Stock issued on or after [[                    ], 2017],4 shall commence on, and include, the Dividend Payment Date with respect to which dividends were actually paid on Series D Preferred Stock that were outstanding immediately preceding the issuance of such Series D Preferred Stock and end on, but exclude, the next succeeding Dividend Payment Date).

          "DTC" shall have the meaning set forth in paragraph (l) of Section 7 hereof.

          "Exchange Cap" shall have the meaning set forth in paragraph (b) of Section 7 hereof.

          "Junior Shares" shall mean the Common Stock and any other class or series of stock of the Corporation constituting junior shares of stock within the meaning set forth in paragraph (c) of Section 9 hereof.

          "Liquidation Preference" shall have the meaning set forth in paragraph (a) of Section 4 hereof.

          "Person" shall mean any individual, firm, partnership, corporation, limited liability company or other entity, and shall include any successor (by merger or otherwise) of such entity.

          "Preferred Directors" shall have the meaning set forth in Section 10 hereof.

          "Redemption Date" shall have the meaning set forth in paragraph (c) of Section 5 hereof.

          "Redemption Price" shall have the meaning set forth in paragraph (a) of Section 5 hereof.

          "Securities Exchange Act" shall have the meaning set forth in paragraph (a) of Section 5 hereof.

          "Series A Preferred Stock" shall mean the 8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Series B Preferred Stock" shall mean the 8.25% Series B Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

2 NTD: Will be the day after closing.

3 NTD: See footnote 1.

4 NTD: See footnote 2.

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          "Series C Preferred Stock" shall mean the 8.875% Series C Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Series D Preferred Stock" shall have the meaning set forth in Section 1 hereof.

          "Series E Preferred Stock" shall mean the 8.75% Series E Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Series F Preferred Stock" shall mean the 8.50% Series F Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Series G Preferred Stock" shall mean the 7.50% Series G Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Series H Preferred Stock" shall mean the 7.125% Series H Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Corporation in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of a dividend or other distribution by the Board of Directors, the allocation of funds to be so paid on any series or class of shares of stock of the Corporation.

          "Share Cap" shall have the meaning set forth in paragraph (a) of Section 7 hereof.

          "Share Split" shall have the meaning set forth in paragraph (b) of Section 7 hereof.

          "Transfer Agent" means American Stock Transfer & Trust Company, New York, New York, or such other agent or agents of the Corporation as may be designated by the Board of Directors or its designee as the transfer agent for the Series D Preferred Stock.

          "Voting Preferred Shares" shall have the meaning set forth in Section 10 hereof.

          "Voting Stock" shall have the meaning set forth in paragraph (a) of Section 5 hereof.

        Section 3.    Dividends.     (a) The holders of Series D Preferred Stock shall be entitled to receive, when, as and if authorized by the Board of Directors and declared by the Corporation out of assets legally available for that purpose, dividends payable in cash at the rate per annum of $2.125 per share of Series D Preferred Stock (the "Annual Dividend Rate") (equivalent to a rate of 8.500% of the Liquidation Preference per annum). Such dividends with respect to each share of Series D Preferred Stock issued prior to [[                    ], 2017]5 shall be

5 NTD: See footnote 2.

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cumulative from, and including, [[                    ] 15, 201[    •    ]]6 and with respect to each share of Series D Preferred Stock issued on or after [[                    ], 2017]7 shall be cumulative from, and including, the Dividend Payment Date with respect to which dividends were actually paid on shares of Series D Preferred Stock that were outstanding immediately preceding the issuance of such shares of Series D Preferred Stock, whether or not in any Dividend Period or Periods there shall be assets of the Corporation legally available for the payment of such dividends, and shall be payable quarterly, when, as and if authorized by the Board of Directors and declared by the Corporation, in arrears on Dividend Payment Dates, commencing with respect to each share of Series D Preferred Stock on the first Dividend Payment Date following issuance of such shares of Series D Preferred Stock. Dividends are cumulative from the most recent Dividend Payment Date to which dividends have been paid, whether or not in any Dividend Period or Periods there shall be assets legally available therefor. Each such dividend shall be payable in arrears to the holders of record of the Series D Preferred Stock, as they appear on the share records of the Corporation at the close of business on such record dates, not more than 30 days preceding the applicable Dividend Payment Date (the "Dividend Payment Record Date"), as shall be fixed by the Board of Directors. Accrued and unpaid dividends for any past Dividend Periods may be authorized and declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, not exceeding 30 days preceding the payment date thereof, as may be fixed by the Board of Directors.

        (b)   The amount of dividends payable for each full Dividend Period for the Series D Preferred Stock shall be computed by dividing the Annual Dividend Rate by four. The amount of dividends payable for the initial Dividend Period, or any other period shorter or longer than a full Dividend Period, on the Series D Preferred Stock shall be computed on the basis of twelve 30-day months and a 360-day year. Holders of Series D Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein provided, on the Series D Preferred Stock. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series D Preferred Stock that may be in arrears.

        (c)   So long as any shares of Series D Preferred Stock are outstanding, no dividends, except as described in the immediately following sentence, shall be authorized and declared or paid or set apart for payment on any series or class or classes of capital stock of the Corporation ranking on a parity with the Series D Preferred Stock as to payment of dividends ("Dividend Parity Stock") for any period unless full cumulative dividends have been or contemporaneously are authorized, declared and paid or authorized, declared and a sum sufficient for the payment thereof set apart for such payment on the Series D Preferred Stock for all past Dividend Periods. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends authorized and declared upon Series D Preferred Stock and all dividends authorized and declared upon any series or class or classes of Dividend Parity Stock shall be authorized and declared ratably in proportion to the respective amounts of dividends accrued and unpaid on the Series D Preferred Stock and such Dividend Parity Stock.

6 NTD: See footnote 1.

7 NTD: See footnote 2.

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        (d)   So long as any shares of Series D Preferred Stock are outstanding, no dividends (other than dividends or distributions paid solely in shares of, or options, warrants or rights to subscribe for or purchase shares of, Junior Shares) shall be authorized and declared or paid or set apart for payment or other distribution authorized and declared or made upon Junior Shares, nor shall any Junior Shares be redeemed, purchased or otherwise acquired (other than (i) a redemption, purchase or other acquisition of Common Stock made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the Corporation or any subsidiary, (ii) pursuant to Article VII of the Charter, (iii) as a result of a reclassification of such Junior Shares for or into other Junior Shares, or (iv) the purchase of fractional interests in Junior Shares pursuant to the conversion or exchange provisions of any securities convertible into or exchangeable for such Junior Shares), for any consideration (or any monies to be paid to or made available for a sinking fund for the redemption of any such shares) by the Corporation, directly or indirectly (except by conversion into or exchange for Junior Shares), unless in each case the full cumulative dividends on all outstanding Series D Preferred Stock and any Dividend Parity Stock of the Corporation shall have been paid or set apart for payment for all past Dividend Periods with respect to the Series D Preferred Stock and all past dividend periods with respect to such Dividend Parity Stock.

        Section 4.    Liquidation Preference.     (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Shares, the holders of Series D Preferred Stock shall be entitled to receive $25.00 per share of the Series D Preferred Stock (the "Liquidation Preference") plus an amount equal to all dividends (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution to such holder; but such holders of Series D Preferred Stock shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of Series D Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other capital stock of the Corporation ranking on a parity with the Series D Preferred Stock as to such distribution, then such assets, or the proceeds thereof, shall be distributed among the holders of such Series D Preferred Stock and any such other stock ratably in accordance with the respective amounts that would be payable on such Series D Preferred Stock and any such other stock if all amounts payable thereon were paid in full. For the purposes of this Section 4, (i) a consolidation or merger of the Corporation with one or more entities, (ii) a statutory share exchange and (iii) a sale or transfer of all or substantially all of the Corporation's assets shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.

        (b)   Subject to the rights of the holders of shares of any series or class or classes of shares of stock ranking on a parity with or prior to the Series D Preferred Stock upon liquidation, dissolution or winding up, upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of the Series D Preferred Stock, as provided in this Section 4, any series or class or classes of Junior Shares shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series D Preferred Stock shall not be entitled to share therein.

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        Section 5.    Redemption at the Option of the Corporation.

        (a)   Notwithstanding anything to the contrary contained in Section 7(a), upon the occurrence of a Change of Control, the Corporation may, at its option, upon not less than 30 nor more than 90 days' written notice, redeem the Series D Preferred Stock, in whole, at any time, or in part, from time to time, within 120 days after the first date on which such Change of Control occurred, for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends thereon (whether or not declared) to, but not including, the date fixed for redemption (the "Redemption Price"); provided that, if the Redemption Date is after a Dividend Payment Record Date and prior to the corresponding Dividend Payment Date, no additional amount for such accrued and unpaid dividend will be included in the Redemption Price and the dividend payments on such Dividend Payment Date shall be made pursuant to Section 5(d). If, prior to the Change of Control Conversion Date, the Corporation has provided notice of its election to redeem some or all of the shares of Series D Preferred Stock pursuant to this Section 5, the holders of Series D Preferred Stock will not have the Change of Control Conversion Right (as hereinafter defined) with respect to the shares called for redemption. If the Corporation elects to redeem any shares of Series D Preferred Stock as described in this Section 5(a), it may use any available cash to pay the Redemption Price, and it will not be required to pay the Redemption Price only out of the proceeds from the issuance of other equity securities or any other specific source. A "Change of Control" shall be deemed to have occurred at such time as (i) (A) the date a "person", including any syndicate or group deemed to be a person within the meaning of Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") becomes the ultimate "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act, except that a person or group shall be deemed to have beneficial ownership of all shares of voting stock that such person or group has the right to acquire regardless of when such right is first exercisable), directly or indirectly, of voting stock representing more than 50% of the total voting power of the total voting stock of the Corporation; or (B) the date of the consummation of a merger or share exchange of the Corporation with another entity where the Corporation's stockholders immediately prior to the merger or share exchange would not beneficially own, immediately after the merger or share exchange, shares representing 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate group vote) to which all stockholders of the corporation issuing cash or securities in the merger or share exchange would be entitled in the election of directors, or where members of the Board of Directors immediately prior to the merger or share exchange would not immediately after the merger or share exchange constitute a majority of the board of directors of the corporation issuing cash or securities in the merger or share exchange, and (ii) following the closing of any transaction referred to in clause (i), neither the Corporation nor the acquiring or surviving entity has a class of common equity securities (or American Depositary Receipts representing such securities) listed on the New York Stock Exchange, the NYSE MKT or the NASDAQ Stock Market, or listed or quoted on an exchange or quotation system that is a successor to any such securities exchange. "Voting Stock" shall mean stock of any class or kind having the power to vote generally in the election of directors. Any redemption pursuant to this Section 5(a) shall follow generally the procedures set forth in the second paragraph of Section 5(c).

        (b)   Except as otherwise permitted by the Charter and paragraph (a) above, the Series D Preferred Stock shall not be redeemable by the Corporation prior to April 10, 2018. On

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and after April 10, 2018, the Corporation, at its option, may redeem the shares of Series D Preferred Stock, in whole or in part, as set forth herein, subject to the provisions described below.

        (c)   On and after April 10, 2018, the Series D Preferred Stock shall be redeemable at the option of the Corporation, in whole or in part, at any time or from time to time, at the Redemption Price. Each date on which Series D Preferred Stock are to be redeemed (a "Redemption Date") shall be selected by the Corporation, shall be specified in the notice of redemption and shall not be less than 30 days or more than 90 days after the date on which the Corporation gives, or causes to be given, notice of redemption by mail pursuant to the next paragraph.

        A notice of redemption (which may be contingent on the occurrence of a future event) shall be mailed, postage prepaid, not less than 30 nor more than 90 days prior to the Redemption Date, addressed to the respective holders of record of the Series D Preferred Stock at their respective addresses as they appear on the Corporation's share transfer records. A failure to give such notice or any defect in the notice or in its mailing shall not affect the validity of the proceedings for the redemption of any Series D Preferred Stock except as to the holder to whom notice was defective or not given (unless such a holder elects to tender such holder's shares). Each notice shall state: (i) the Redemption Date; (ii) the Redemption Price; (iii) the number of shares of Series D Preferred Stock to be redeemed and, if fewer than all the shares of Series D Preferred Stock held by such holder are to be redeemed, the number of such shares of Series D Preferred Stock to be redeemed from such holder; (iv) the place or places where the certificates representing the shares of Series D Preferred Stock are to be surrendered for payment of the Redemption Price, if any of such shares are certificated; (v) that distributions on the shares to be redeemed will cease to accrue on such Redemption Date except as otherwise provided herein; and (vi) if such redemption is being made in connection with a Change of Control, that the holders of the shares of Series D Preferred Stock being so called for redemption will not be able to tender such shares of Series D Preferred Stock for conversion in connection with the Change of Control and that each share of Series D Preferred Stock tendered for conversion that is called, prior to the Change of Control Conversion Date (as defined below), for redemption will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date. Notwithstanding the foregoing, no notice of redemption will be required where the Corporation elects to redeem Series D Preferred Stock pursuant to Section 5(b) and Article VII of the Charter to preserve its REIT qualification for federal income tax purposes.

        (d)   If the Redemption Date falls after a Dividend Payment Record Date and prior to the corresponding Dividend Payment Date, then each holder of Series D Preferred Stock at the close of business on such Dividend Payment Record Date shall be entitled to the dividend payable on such Series D Preferred Stock on the corresponding Dividend Payment Date notwithstanding the redemption of such Series D Preferred Stock before such Dividend Payment Date. Except as provided in calculating the Redemption Price and in this Section 5(d), the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on Series D Preferred Stock called for redemption.

        (e)   If full cumulative dividends for all past dividend periods on the Series D Preferred Stock and any series or class or classes of Dividend Parity Stock of the Corporation

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have not been paid or declared and set apart for payment, except as otherwise permitted under the Charter, the Series D Preferred Stock may not be redeemed in part and the Corporation may not purchase, redeem or otherwise acquire Series D Preferred Stock or any capital stock of the Corporation ranking on a parity with the Series D Preferred Stock as to payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, other than in exchange for Junior Shares.

        (f)    Notice having been mailed as aforesaid, from and after the Redemption Date (unless the Corporation shall fail to make available the amount of cash necessary to effect such redemption), (i) except as otherwise provided herein, dividends on the shares of Series D Preferred Stock so called for redemption shall cease to accrue, (ii) said shares shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Series D Preferred Stock of the Corporation shall cease (except the rights to receive the cash payable upon such redemption, without interest thereon, upon surrender and endorsement of their certificates if so required and to receive any dividends payable thereon). The Corporation's obligation to provide cash in accordance with the preceding sentence shall be deemed fulfilled if, on or before the Redemption Date, the Corporation shall deposit with a bank or trust company (which may be an affiliate of the Corporation) that has an office in the Borough of Manhattan, City of New York, or in Baltimore, Maryland and that has, or is an affiliate of a bank or trust company that has, a capital and surplus of at least $50,000,000, the cash necessary for such redemption, in trust, with irrevocable instructions that such cash be applied to the redemption of the Series D Preferred Stock so called for redemption. No interest shall accrue for the benefit of the holder of Series D Preferred Stock to be redeemed on any cash so set aside by the Corporation. Subject to applicable escheat laws, any such cash unclaimed at the end of two years from the Redemption Date shall revert to the general funds of the Corporation, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the payment of such cash.

        As promptly as practicable after the surrender in accordance with said notice of the certificates for any such shares of Series D Preferred Stock so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and if the notice shall so state), such shares of Series D Preferred Stock shall be exchanged for the cash (without interest thereon) for which such shares of Series D Preferred Stock have been redeemed. If fewer than all of the outstanding shares of Series D Preferred Stock are to be redeemed, the shares of Series D Preferred Stock to be redeemed shall be selected by the Corporation from the outstanding shares of Series D Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Corporation in its sole discretion to be equitable. If fewer than all the shares of Series D Preferred Stock represented by any certificate are redeemed, then new certificates representing the unredeemed shares of Series D Preferred Stock shall be issued without cost to the holder thereof.

        Section 6.    Reacquired Shares to Be Retired.     All shares of Series D Preferred Stock that have been issued and reacquired in any manner by the Corporation shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series.

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        Section 7.    Conversion Rights.     Except as provided in this Section 7, the Series D Preferred Stock are not convertible into or exchangeable for any other property or securities of the Corporation at the option of any holder of Series D Preferred Stock.

        (a)   Upon the occurrence of a Change of Control, each holder of Series D Preferred Stock shall have the right (unless, prior to the Change of Control Conversion Date, the Corporation has provided notice of its election to redeem some or all of the shares of Series D Preferred Stock held by such holder pursuant to Section 5, in which case such holder will have the right only with respect to shares of Series D Preferred Stock that are not called for redemption) to convert each of the Series D Preferred Stock held by such holder (the "Change of Control Conversion Right") on the Change of Control Conversion Date into a number of shares of Class A Common Stock (the "Common Stock Conversion Consideration") equal to the lesser of: (i) the quotient obtained by dividing (x) the sum of the Liquidation Preference per share of Series D Preferred Stock plus the amount of any accrued and unpaid dividends thereon to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a Dividend Payment Record Date and prior to the corresponding Dividend Payment Date for the Series D Preferred Stock, in which case no additional amount for such accrued and unpaid dividends shall be included in this sum) by (y) the Common Stock Price (as defined below) (such quotient, the "Conversion Rate"); and (ii) [5.8241]8 (the "Share Cap"), subject to adjustments provided in Section 7(b) below.

        (b)   The Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a distribution of Class A Common Stock to existing holders of Class A Common Stock), subdivisions or combinations (in each case, a "Share Split") with respect to Class A Common Stock as follows: the adjusted Share Cap as the result of a Share Split will be the number of shares of Class A Common Stock that is equivalent to the product obtained by multiplying (i) the Share Cap in effect immediately prior to such Share Split by (ii) a fraction, the numerator of which is the number of shares of Class A Common Stock outstanding immediately after giving effect to such Share Split and the denominator of which is the number of shares of Class A Common Stock outstanding immediately prior to such Share Split. For the avoidance of doubt, subject to the immediately succeeding sentence, the aggregate number of shares of Class A Common Stock (or equivalent Alternative Conversion Consideration (as defined below), as applicable) issuable or deliverable, as applicable, in connection with the exercise of the Change of Control Conversion Right shall not exceed the product of the Share Cap times the aggregate number of shares of the Series D Preferred Stock issued and outstanding at the Change of Control Conversion Date (or equivalent Alternative Conversion Consideration, as applicable) (the "Exchange Cap"). The Exchange Cap is subject to pro rata adjustments for any Share Splits on the same basis as the corresponding adjustment to the Share Cap.

        (c)   The "Change of Control Conversion Date" is the date the Series D Preferred Stock is to be converted, which shall be a Business Day selected by the Corporation that is no fewer than 20 days nor more than 35 days after the date on which it provides the notice described in Section 7(h) to the holders of Series D Preferred Stock.

8 NTD: The Share Cap will need to be updated if the applicable Exchange Ratio changes.

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        (d)   The "Common Stock Price" is (i) if the consideration to be received in the Change of Control by the holders of Class A Common Stock is solely cash, the amount of cash consideration per share of Class A Common Stock or (ii) if the consideration to be received in the Change of Control by holders of Class A Common Stock is other than solely cash (x) the average of the closing sale prices per share of Class A Common Stock (or, if no closing sale price is reported, the average of the closing bid and ask prices per share or, if more than one in either case, the average of the average closing bid and the average closing ask prices per share) for the ten consecutive trading days immediately preceding, but not including, the date on which such Change of Control occurred as reported on the principal U.S. securities exchange on which Class A Common Stock is then traded, or (y) the average of the last quoted bid prices for Class A Common Stock in the over-the-counter market as reported by Pink OTC Markets Inc. or similar organization for the ten consecutive trading days immediately preceding, but not including, the date on which such Change of Control occurred, if Class A Common Stock is not then listed for trading on a U.S. securities exchange.

        (e)   In the case of a Change of Control pursuant to which Class A Common Stock is or will be converted into cash, securities or other property or assets (including any combination thereof) (the "Alternative Form Consideration"), a holder of Series D Preferred Stock shall receive upon conversion of such Series D Preferred Stock the kind and amount of Alternative Form Consideration which such holder would have owned or been entitled to receive upon the Change of Control had such holder held a number of shares of Class A Common Stock equal to the Common Stock Conversion Consideration immediately prior to the effective time of the Change of Control (the "Alternative Conversion Consideration"; the Common Stock Conversion Consideration or the Alternative Conversion Consideration, whichever shall be applicable to a Change of Control, is referred to as the "Conversion Consideration").

        (f)    If the holders of Class A Common Stock have the opportunity to elect the form of consideration to be received in the Change of Control, the Conversion Consideration in respect of such Change of Control shall be deemed to be the kind and amount of consideration actually received by holders of a majority of the outstanding shares of Class A Common Stock that made or voted for such an election (if electing between two types of consideration) or holders of a plurality of the outstanding shares of Class A Common Stock that made or voted for such an election (if electing between more than two types of consideration), as the case may be, and shall be subject to any limitations to which all holders of Class A Common Stock are subject, including, without limitation, pro rata reductions applicable to any portion of the consideration payable in such Change of Control.

        (g)   No fractional shares of Class A Common Stock shall be issued upon the conversion of the Series D Preferred Stock in connection with a Change of Control. Instead, holders shall be entitled to receive the cash value of such fractional shares based upon the Common Stock Price used in determining the Common Stock Conversion Consideration for such Change of Control.

        (h)   Within 15 days following the occurrence of a Change of Control, provided that the Corporation has not then exercised its right to redeem all shares of Series D Preferred Stock pursuant to Section 5, the Corporation shall provide to holders of Series D Preferred Stock a notice of occurrence of the Change of Control that describes the resulting Change of Control

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Conversion Right, which notice shall be delivered to the holders of record of the shares of the Series D Preferred Stock in their addresses as they appear on the stock transfer records of the Corporation and shall state: (i) the events constituting the Change of Control; (ii) the date of the Change of Control; (iii) the last date on which the holders of Series D Preferred Stock may exercise their Change of Control Conversion Right; (iv) the method and period for calculating the Common Stock Price; (v) the Change of Control Conversion Date; (vi) that if, prior to the Change of Control Conversion Date, the Corporation has provided notice of its election to redeem all or any shares of Series D Preferred Stock, holders will not be able to convert the shares of Series D Preferred Stock called for redemption and such shares will be redeemed on the related Redemption Date, even if such shares have already been tendered for conversion pursuant to the Change of Control Conversion Right; (vii) if applicable, the type and amount of Alternative Conversion Consideration entitled to be received per share of Series D Preferred Stock; (viii) the name and address of the paying agent, transfer agent and conversion agent for the Series D Preferred Stock; (ix) the procedures that the holders of Series D Preferred Stock must follow to exercise the Change of Control Conversion Right (including procedures for surrendering shares for conversion through the facilities of a Depositary (as defined below)), including the form of conversion notice to be delivered by such holders as described below; and (x) the last date on which holders of Series D Preferred Stock may withdraw shares surrendered for conversion and the procedures that such holders must follow to effect such a withdrawal.

        (i)    The Corporation shall also issue a press release containing such notice provided for in Section 7(h) for publication on Dow Jones & Company, Inc., Business Wire, PR Newswire or Bloomberg Business News (or, if these organizations are not in existence at the time of issuance of the press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), and post a notice on its website, in any event prior to the opening of business on the first Business Day following any date on which it provides the notice provided for in Section 7(h) to the holders of Series D Preferred Stock.

        (j)    To exercise the Change of Control Conversion Right, the holders of Series D Preferred Stock shall be required to deliver, on or before the close of business on the Change of Control Conversion Date, the certificate(s), if any, representing the shares of Series D Preferred Stock to be converted, duly endorsed for transfer (or, in the case of any shares of Series D Preferred Stock held in book-entry form through a Depositary, to deliver, on or before the close of business on the Change of Control Conversion Date, the shares of Series D Preferred Stock to be converted through the facilities of such Depositary), together with a written conversion notice in the form provided by the Corporation, duly completed, to its transfer agent. The conversion notice must state: (i) the relevant Change of Control Conversion Date; (ii) the number of shares of Series D Preferred Stock to be converted; and (iii) that the Series D Preferred Stock is to be converted pursuant to the applicable provisions of the Series D Preferred Stock.

        (k)   Holders of Series D Preferred Stock may withdraw any notice of exercise of a Change of Control Conversion Right (in whole or in part) by a written notice of withdrawal delivered to the transfer agent of the Corporation prior to the close of business on the Business Day prior to the Change of Control Conversion Date. The notice of withdrawal delivered by any holder must state: (i) the number of withdrawn shares of Series D Preferred Stock; (ii) if

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certificated shares of Series D Preferred Stock have been surrendered for conversion, the certificate numbers of the withdrawn shares of Series D Preferred Stock; and (iii) the number of shares of Series D Preferred Stock, if any, which remain subject to the holder's conversion notice.

        (l)    Notwithstanding anything to the contrary contained in Sections 7(j) and (k), if any shares of Series D Preferred Stock are held in book-entry form through The Depository Trust Company ("DTC") or a similar depositary (each, a "Depositary"), the conversion notice and/or the notice of withdrawal, as applicable, must comply with applicable procedures, if any, of the applicable Depositary.

        (m)  Series D Preferred Stock as to which the Change of Control Conversion Right has been properly exercised and for which the conversion notice has not been properly withdrawn will be converted into the applicable Conversion Consideration in accordance with the Change of Control Conversion Right on the Change of Control Conversion Date, unless prior to the Change of Control Conversion Date the Corporation has provided notice of its election to redeem some or all of the shares of Series D Preferred Stock pursuant to Section 5, in which case only the shares of Series D Preferred Stock properly surrendered for conversion and not properly withdrawn that are not called for redemption will be converted as aforesaid. If the Corporation elects to redeem shares of Series D Preferred Stock that would otherwise be converted into the applicable Conversion Consideration on a Change of Control Conversion Date, such shares of Series D Preferred Stock shall not be so converted and the holders of such shares shall be entitled to receive on the applicable Redemption Date the Redemption Price as provided in Section 5.

        (n)   The Corporation shall deliver all securities, cash and any other property owing upon conversion no later than the third Business Day following the Change of Control Conversion Date. Notwithstanding the foregoing, the persons entitled to receive any shares of Class A Common Stock or other securities delivered on conversion will be deemed to have become the holders of record thereof as of the Change of Control Conversion Date.

        (o)   Notwithstanding any other provision of the Series D Preferred Stock, no holder of Series D Preferred Stock shall be entitled to convert such Series D Preferred Stock into shares of Class A Common Stock or the Alternative Conversion Consideration, as the case may be, to the extent that receipt of such Class A Common Stock or the Alternative Conversion Consideration would cause such holder (or any other person) to exceed the applicable share ownership limitations contained in the Charter or this Articles Supplementary or the governing document of the surviving entity, as the case may be, unless the Corporation provides an exemption from this limitation to such holder pursuant to the Charter and this Articles Supplementary or the governing document of the surviving entity.

        (p)   Notwithstanding anything to the contrary herein and except as otherwise required by law, the persons who are the holders of record of shares of Series D Preferred Stock at the close of business on a Dividend Payment Record Date shall be entitled to receive the dividend payable on the corresponding Dividend Payment Date notwithstanding the conversion of those shares after such Dividend Record Date and on or prior to such Dividend Payment Date and, in such case, the full amount of such dividend shall be paid on such Dividend Payment Date to the persons who were the holders of record at the close of business on such Dividend Record

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Date. Except as provided in this Section 7(p), the Corporation shall make no allowance for unpaid dividends that are not in arrears on the shares of Series D Preferred Stock to be converted.

        Section 8.    Permissible Distributions.     In determining whether a distribution (other than upon liquidation, dissolution or winding up), whether by dividend, or upon redemption or other acquisition of shares or otherwise, is permitted under Maryland law, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of shares of any class or series of stock whose preferential rights upon dissolution are superior or prior to those receiving the distribution shall not be added to the Corporation's total liabilities.

        Section 9.    Ranking.     Any class or series of stock of the Corporation shall be deemed to rank:

        (a)   prior to the Series D Preferred Stock, as to the payment of dividends or as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series D Preferred Stock;

        (b)   on a parity with the Series D Preferred Stock, as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series D Preferred Stock, if the holders of such class or series and the Series D Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority one over the other; and

        (c)   junior to the Series D Preferred Stock, as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, if such class or series of stock shall be Common Stock or if the holders of Series D Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of such class or series, and such class or series shall not in either case rank prior to the Series D Preferred Stock ("Junior Shares").

        As of the date hereof, 2,900,000 authorized shares of Series A Preferred Stock, 14,900,000 authorized shares of Series B Preferred Stock, 5,750,000 authorized shares of Series C Preferred Stock, 10,350,000 authorized shares of Series E Preferred Stock, 10,400,000 authorized shares of Series F Preferred Stock, 3,450,000 authorized shares of Series G Preferred Stock and 11,500,000 authorized shares of Series H Preferred Stock rank on a parity with the Series D Preferred Stock as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up.

        Section 10.    Voting.     Except as otherwise set forth herein, the Series D Preferred Stock shall not have any relative, participating, optional or other voting rights or powers, and the consent of the holders thereof shall not be required for the taking of any corporate action.

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        If and whenever six quarterly dividends (whether or not consecutive) payable on the Series D Preferred Stock shall be in arrears (which shall, with respect to any such quarterly dividend, mean that any such dividend has not been paid in full), whether or not earned or declared, the number of directors then constituting the Board of Directors shall be increased by two and the holders of Series D Preferred Stock, together with the holders of shares of every series or class of Dividend Parity Stock having like voting rights (shares of any such series or class, including the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock, the Series G Preferred Stock and the Series H Preferred Stock, the "Voting Preferred Shares"), voting as a single class regardless of series, shall be entitled to elect two additional directors (the "Preferred Directors") to serve on the Board of Directors at any annual meeting of stockholders or special meeting held in place thereof, or at a special meeting of the holders of Series D Preferred Stock and the Voting Preferred Shares called as hereinafter provided. For the avoidance of doubt, in the election of both Preferred Directors, any outstanding shares of Series D Preferred Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and other Voting Preferred Shares shall vote together as a class, and the affirmative vote of a plurality of the votes cast by holders of outstanding shares of Series D Preferred Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and other Voting Preferred Shares shall be required to elect a Preferred Director. Whenever all arrears in dividends on the Series D Preferred Stock and the Voting Preferred Shares then outstanding shall have been paid and full dividends thereon for the current quarterly dividend period shall have been paid or declared and set apart for payment, then the right of the holders of the Series D Preferred Stock and the Voting Preferred Shares to elect such two additional directors shall cease (but subject always to the same provision for the vesting of such voting rights in the case of any similar future arrearages in six quarterly dividends), and the terms of office of the persons elected as director, by the holders of the Series D Preferred Stock and the Voting Preferred Shares shall forthwith terminate and the number of directors constituting the Board of Directors shall be reduced accordingly. At any time after such voting power shall have been so vested in the holders of shares of Series D Preferred Stock and the Voting Preferred Shares, the Secretary of the Corporation may, and upon the written request of any holder of Series D Preferred Stock (addressed to the Secretary at the principal office of the Corporation) shall, call a special meeting of the holders of the Series D Preferred Stock and of the Voting Preferred Shares for the election of the directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the Bylaws of the Corporation for a special meeting of the stockholders or as required by law. If any such special meeting required to be called as above provided shall not be called by the Secretary within 20 days after receipt of such request, then any holder of Series D Preferred Stock may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock books of the Corporation. The directors elected at any such special meeting shall hold office until the next annual meeting of the stockholders or special meeting held in lieu thereof, and until their successors are duly

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elected and qualify, and if such office shall not have previously terminated as above provided. If any vacancy shall occur among the directors elected by the holders of the Series D Preferred Stock and the Voting Preferred Shares, a successor shall be elected by the Board of Directors to serve until the next annual meeting of the stockholders or special meeting held in place thereof, and until their successors are duly elected and qualify, and if such office shall not have previously terminated as provided above. In no event shall the holders of Series D Preferred Stock be entitled pursuant to this Section 10 to elect a director that would cause the Corporation to fail to satisfy a requirement relating to director independence of any national securities exchange on which any class or series of the Corporation's stock is listed.

        So long as any shares of Series D Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by the Charter, the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the holders of Series D Preferred Stock and the Voting Preferred Shares, at the time outstanding, voting as a single class regardless of series, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

        (a)   Any amendment, alteration or repeal of any of the provisions of the Charter or these Articles Supplementary (whether by merger, consolidation or otherwise) that materially and adversely affects the voting powers, rights or preferences of the holders of the Series D Preferred Stock or the Voting Preferred Shares; provided, however, that (i) the amendment of the provisions of the Charter so as to authorize or create or to increase the authorized amount of, any Junior Shares or any shares of any class or series ranking on a parity with the Series D Preferred Stock as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up or the Voting Preferred Shares (including any amendment to increase the amount of authorized shares of Series D Preferred Stock) shall not be deemed to materially adversely affect the voting powers, rights or preferences of the holders of Series D Preferred Stock and (ii) any filing with the State Department of Assessments and Taxation of Maryland by the Corporation including in connection with a merger, consolidation or otherwise, shall not be deemed to be an amendment, alteration or repeal of any of the provisions of the Charter or these Articles Supplementary that materially and adversely affects the voting powers, rights or preferences of the holders of the Series D Preferred Stock, provided that: (1) the Corporation is the surviving entity and the Series D Preferred Stock remain outstanding with the terms thereof materially unchanged in any respect adverse to the holders thereof; or (2) the resulting, surviving or transferee entity is organized under the laws of any state and substitutes or exchanges the Series D Preferred Stock for other preferred stock, shares or other equity interests having preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption thereof that are substantially similar to that of the Series D Preferred Stock (except for changes that do not materially and adversely affect the holders of Series D Preferred Stock); and provided further, that if any such amendment, alteration or repeal would materially and adversely affect any voting powers, rights or preferences of the Series D Preferred Stock or one or more but not all series of Voting Preferred Shares at the time outstanding, the affirmative vote of at least 66 2/3% of the votes entitled to be cast by the holders of all series similarly affected, at the time outstanding, voting as a single class regardless of series, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be required in lieu of the affirmative vote of at least 66 2/3% of the votes entitled to be cast by the holders of the Series D Preferred Stock and the Voting Preferred Shares otherwise entitled to vote in accordance herewith; or

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        (b)   The authorization or creation of, or the increase in the authorized amount of, any shares of any class or series or any security convertible into shares of any class or series ranking prior to the Series D Preferred Stock in the distribution on any liquidation, dissolution or winding up of the Corporation or in the payment of dividends; provided, however, that, in the case of each of subparagraphs (a) and (b), no such vote of the holders of Series D Preferred Stock or Voting Preferred Shares, as the case may be, shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such prior shares or convertible security is to be made, as the case may be, provision is made for the redemption of all Series D Preferred Stock or Voting Preferred Shares, as the case may be, at the time outstanding in accordance with Section 5 hereof or, in the case of a merger, consolidation or otherwise, regardless of the date of the transaction, the holders of the Series D Preferred Stock receive in the transaction their liquidation preference plus accrued and unpaid dividends.

        For purposes of determining the voting rights of the holders of the Series D Preferred Stock under this Section 10, each holder will be entitled to one vote for each Liquidation Preference per share with respect to shares of the Series D Preferred Stock held by such holder. Whether the vote or consent of the holders of a plurality, majority or other portion of the shares of the Series D Preferred Stock and any Voting Preferred Shares has been cast or given on any matter on which the holders of shares of the Series D Preferred Stock are entitled to vote shall be determined by the Corporation by reference to the specified liquidation amounts of the shares voted or covered by the consent.

        Section 11.    Information Rights.     During any period in which the Corporation is not subject to Section 13 or 15(d) of the Securities Exchange Act and any shares of Series D Preferred Stock are outstanding, the Corporation will (i) transmit by mail to all holders of Series D Preferred Stock, as their names and addresses appear in the Corporation's record books and without cost to such holders, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act and (ii) promptly, upon request, supply copies of such reports to any prospective holder of Series D Preferred Stock. The Corporation will mail the information to the holders of Series D Preferred Stock within 15 days after the respective dates by which a periodic report on Form 10-K or Form 10-Q, as the case may be, in respect of such information would have been required to be filed with the Securities and Exchange Commission if the Corporation were subject to Section 13 or 15(d) of the Securities Exchange Act.

        Section 12.    Record Holders.     The Corporation and the Transfer Agent may deem and treat the record holder of any Series D Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the Transfer Agent shall be affected by any notice to the contrary.

        Section 13.    Restrictions on Ownership and Transfer.     The Series D Preferred Stock constitutes Preferred Stock, and Preferred Stock constitutes Capital Stock of the Corporation. Therefore, the Series D Preferred Stock, being Capital Stock, is governed by and issued subject to all the limitations, terms and conditions of the Charter applicable to Capital Stock generally, including but not limited to the terms and conditions (including exceptions and exemptions) of Article VII of the Charter applicable to Capital Stock. The foregoing sentence shall not be construed to limit the applicability to the Series D Preferred Stock of any other term or provision of the Charter.

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EXHIBIT E
SERIES E PREFERRED STOCK

        Under a power contained in the charter (the "Charter") of Colony NorthStar, Inc., a Maryland corporation (the "Corporation"), the Board of Directors of the Corporation, classified and designated 10,350,000 shares (the "Shares") of the Preferred Stock (as defined in the Charter), as shares of 8.75% Series E Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share (the "Series E Preferred Stock"), with the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption set forth below, which upon any restatement of the Charter, shall be deemed to be part of Article VI of the Charter, with any necessary or appropriate changes to the enumeration or lettering of sections or subsections hereof:

8.75% Series E Cumulative Redeemable Perpetual Preferred Stock

        Section 1.    Number of Shares and Designation.     This series of Preferred Stock shall be designated as 8.75% Series E Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share (the "Series E Preferred Stock"), and 10,350,000 shall be the number of shares of Preferred Stock constituting such series.

        Section 2.    Definitions.    For purposes of the Series E Preferred Stock, the following terms shall have the meanings indicated:

          "Alternative Conversion Consideration" shall have the meaning set forth in paragraph (e) of Section 7 hereof.

          "Alternative Form Consideration" shall have the meaning set forth in paragraph (e) of Section 7 hereof.

          "Annual Dividend Rate" shall have the meaning set forth in paragraph (a) of Section 3 hereof.

          "Board of Directors" shall mean the Board of Directors of the Corporation or any committee authorized by such Board of Directors to perform any of its responsibilities with respect to the Series E Preferred Stock.

          "Business Day" shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

          "Change of Control Conversion Date" shall have the meaning set forth in paragraph (c) of Section 7 hereof.

          "Change of Control Conversion Right" shall have the meaning set forth in paragraph (a) of Section 7 hereof.

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          "Change of Control" shall have the meaning set forth in paragraph (a) of Section 5 hereof.

          "Charter" shall mean the charter of the Corporation.

          "Class A Common Stock" shall mean the Class A Common Stock of the Corporation, par value $.01 per share.

          "Common Stock" shall mean, collectively, the Class A Common Stock, the Class B Common Stock of the Corporation, par value $.01 per share, and the Performance Common Stock of the Corporation, par value $.01 per share.

          "Common Stock Conversion Consideration" shall have the meaning set forth in paragraph (a) of Section 7 hereof.

          "Common Stock Price" shall have the meaning set forth in paragraph (d) of Section 7 hereof.

          "Conversion Consideration" shall have the meaning set forth in paragraph (e) of Section 7 hereof.

          "Conversion Rate" shall have the meaning set forth in paragraph (a) of Section 7 hereof.

          "Depository" shall have the meaning set forth in paragraph (l) of Section 7 hereof.

          "Dividend Parity Stock" shall have the meaning set forth in paragraph (c) of Section 3 hereof.

          "Dividend Payment Date" shall mean February 15, May 15, August 15 and November 15, of each year, commencing on or about [[                  ] 15, 2017];1 provided, however, that if any Dividend Payment Date falls on any day other than a Business Day, the dividend payment due on such Dividend Payment Date shall instead be paid on the first Business Day immediately following such Dividend Payment Date without any adjustment to the amount of the dividend due on that Dividend Payment Date on account of such delay.

          "Dividend Payment Record Date" shall have the meaning set forth in paragraph (a) of Section 3 hereof.

1 NTD: The first Dividend Period start date will depend on whether the Sirius Board has authorized, and Sirius has declared, the dividend for the Dividend Period during which closing occurs with a record date prior to the date of closing. If the dividend has not been so declared prior to closing, the accrual start date for the initial Dividend Period will be the start of the current Dividend Period at closing (i.e., in the past). If the dividend has been so declared prior to closing, the accrual start date for the initial Dividend Period will be the start of the first Dividend Period after closing (i.e., in the future).

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          "Dividend Period" shall mean a quarterly dividend period commencing on, and including, a Dividend Payment Date and ending on, but excluding, the next succeeding Dividend Payment Date (other than the initial Dividend Period with respect to each share of Series E Preferred Stock, which, (i) for shares of Series E Preferred Stock issued prior to [[                        ], 2017],2 shall commence on, and include, [[                  ] 15, 201[    •    ]]3 and end on, but exclude, the first Dividend Payment Date; and (ii) for shares of Series E Preferred Stock issued on or after [[                        ], 2017],4 shall commence on, and include, the Dividend Payment Date with respect to which dividends were actually paid on Series E Preferred Stock that were outstanding immediately preceding the issuance of such Series E Preferred Stock and end on, but exclude, the next succeeding Dividend Payment Date).

          "DTC" shall have the meaning set forth in paragraph (l) of Section 7 hereof.

          "Exchange Cap" shall have the meaning set forth in paragraph (b) of Section 7 hereof.

          "Junior Shares" shall mean the Common Stock and any other class or series of stock of the Corporation constituting junior shares of stock within the meaning set forth in paragraph (c) of Section 9 hereof.

          "Liquidation Preference" shall have the meaning set forth in paragraph (a) of Section 4 hereof.

          "Person" shall mean any individual, firm, partnership, corporation, limited liability company or other entity, and shall include any successor (by merger or otherwise) of such entity.

          "Preferred Directors" shall have the meaning set forth in Section 10 hereof.

          "Redemption Date" shall have the meaning set forth in paragraph (c) of Section 5 hereof.

          "Redemption Price" shall have the meaning set forth in paragraph (a) of Section 5 hereof.

          "Securities Exchange Act" shall have the meaning set forth in paragraph (a) of Section 5 hereof.

          "Series A Preferred Stock" shall mean the 8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

2 NTD: Will be the day after closing

3 NTD: See footnote 1.

4 NTD: See footnote 2.

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          "Series B Preferred Stock" shall mean the 8.25% Series B Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Series C Preferred Stock" shall mean the 8.875% Series C Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Series D Preferred Stock" shall mean the 8.500% Series D Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Series E Preferred Stock" shall have the meaning set forth in Section 1 hereof.

          "Series F Preferred Stock" shall mean the 8.50% Series F Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Series G Preferred Stock" shall mean the 7.50% Series G Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Series H Preferred Stock" shall mean the 7.125% Series H Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share.

          "Set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Corporation in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of a dividend or other distribution by the Board of Directors, the allocation of funds to be so paid on any series or class of shares of stock of the Corporation.

          "Share Cap" shall have the meaning set forth in paragraph (a) of Section 7 hereof.

          "Share Split" shall have the meaning set forth in paragraph (b) of Section 7 hereof.

          "Transfer Agent" means American Stock Transfer & Trust Company, New York, New York, or such other agent or agents of the Corporation as may be designated by the Board of Directors or its designee as the transfer agent for the Series E Preferred Stock.

          "Voting Preferred Shares" shall have the meaning set forth in Section 10 hereof.

          "Voting Stock" shall have the meaning set forth in paragraph (a) of Section 5 hereof.

        Section 3.    Dividends.     (a) The holders of Series E Preferred Stock shall be entitled to receive, when, as and if authorized by the Board of Directors and declared by the Corporation out of assets legally available for that purpose, dividends payable in cash at the rate per annum of $2.1875 per share of Series E Preferred Stock (the "Annual Dividend Rate") (equivalent to a rate of 8.75% of the Liquidation Preference per annum). Such dividends with

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respect to each share of Series E Preferred Stock issued prior to [[                        ], 2017]5 shall be cumulative from, and including, [[                  ] 15, 201[    •    ]]6 and with respect to each share of Series E Preferred Stock issued on or after [[                        ], 2017]7 shall be cumulative from, and including, the Dividend Payment Date with respect to which dividends were actually paid on shares of Series E Preferred Stock that were outstanding immediately preceding the issuance of such shares of Series E Preferred Stock, whether or not in any Dividend Period or Periods there shall be assets of the Corporation legally available for the payment of such dividends, and shall be payable quarterly, when, as and if authorized by the Board of Directors and declared by the Corporation, in arrears on Dividend Payment Dates, commencing with respect to each share of Series E Preferred Stock on the first Dividend Payment Date following issuance of such shares of Series E Preferred Stock. Dividends are cumulative from the most recent Dividend Payment Date to which dividends have been paid, whether or not in any Dividend Period or Periods there shall be assets legally available therefor. Each such dividend shall be payable in arrears to the holders of record of the Series E Preferred Stock, as they appear on the share records of the Corporation at the close of business on such record dates, not more than 30 days preceding the applicable Dividend Payment Date (the "Dividend Payment Record Date"), as shall be fixed by the Board of Directors. Accrued and unpaid dividends for any past Dividend Periods may be authorized and declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, not exceeding 30 days preceding the payment date thereof, as may be fixed by the Board of Directors.

        (b)   The amount of dividends payable for each full Dividend Period for the Series E Preferred Stock shall be computed by dividing the Annual Dividend Rate by four. The amount of dividends payable for the initial Dividend Period, or any other period shorter or longer than a full Dividend Period, on the Series E Preferred Stock shall be computed on the basis of twelve 30-day months and a 360-day year. Holders of Series E Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein provided, on the Series E Preferred Stock. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series E Preferred Stock that may be in arrears.

        (c)   So long as any shares of Series E Preferred Stock are outstanding, no dividends, except as described in the immediately following sentence, shall be authorized and declared or paid or set apart for payment on any series or class or classes of capital stock of the Corporation ranking on a parity with the Series E Preferred Stock as to payment of dividends ("Dividend Parity Stock") for any period unless full cumulative dividends have been or contemporaneously are authorized, declared and paid or authorized, declared and a sum sufficient for the payment thereof set apart for such payment on the Series E Preferred Stock for all past Dividend Periods. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends authorized and declared upon Series E Preferred Stock and all dividends authorized and declared upon any series or class or classes of Dividend Parity Stock shall be authorized and declared ratably in proportion to the respective

5 NTD: See footnote 2.

6 NTD: See footnote 1.

7 NTD: See footnote 2.

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amounts of dividends accrued and unpaid on the Series E Preferred Stock and such Dividend Parity Stock.

        (d)   So long as any shares of Series E Preferred Stock are outstanding, no dividends (other than dividends or distributions paid solely in shares of, or options, warrants or rights to subscribe for or purchase shares of, Junior Shares) shall be authorized and declared or paid or set apart for payment or other distribution authorized and declared or made upon Junior Shares, nor shall any Junior Shares be redeemed, purchased or otherwise acquired (other than (i) a redemption, purchase or other acquisition of Common Stock made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the Corporation or any subsidiary, (ii) pursuant to Article VII of the Charter, (iii) as a result of a reclassification of such Junior Shares for or into other Junior Shares, or (iv) the purchase of fractional interests in Junior Shares pursuant to the conversion or exchange provisions of any securities convertible into or exchangeable for such Junior Shares), for any consideration (or any monies to be paid to or made available for a sinking fund for the redemption of any such shares) by the Corporation, directly or indirectly (except by conversion into or exchange for Junior Shares), unless in each case the full cumulative dividends on all outstanding Series E Preferred Stock and any Dividend Parity Stock of the Corporation shall have been paid or set apart for payment for all past Dividend Periods with respect to the Series E Preferred Stock and all past dividend periods with respect to such Dividend Parity Stock.

        Section 4.    Liquidation Preference.     (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Shares, the holders of Series E Preferred Stock shall be entitled to receive $25.00 per share of the Series E Preferred Stock (the "Liquidation Preference") plus an amount equal to all dividends (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution to such holder; but such holders of Series E Preferred Stock shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of Series E Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other capital stock of the Corporation ranking on a parity with the Series E Preferred Stock as to such distribution, then such assets, or the proceeds thereof, shall be distributed among the holders of such Series E Preferred Stock and any such other stock ratably in accordance with the respective amounts that would be payable on such Series E Preferred Stock and any such other stock if all amounts payable thereon were paid in full. For the purposes of this Section 4, (i) a consolidation or merger of the Corporation with one or more entities, (ii) a statutory share exchange and (iii) a sale or transfer of all or substantially all of the Corporation's assets shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.

        (b)   Subject to the rights of the holders of shares of any series or class or classes of shares of stock ranking on a parity with or prior to the Series E Preferred Stock upon liquidation, dissolution or winding up, upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of the Series E Preferred Stock, as provided in this Section 4, any series or class or classes of Junior Shares shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets

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remaining to be paid or distributed, and the holders of the Series E Preferred Stock shall not be entitled to share therein.

        Section 5.    Redemption at the Option of the Corporation.

        (a)   Notwithstanding anything to the contrary contained in Section 7(a), upon the occurrence of a Change of Control, the Corporation may, at its option, upon not less than 30 nor more than 90 days' written notice, redeem the Series E Preferred Stock, in whole, at any time, or in part, from time to time, within 120 days after the first date on which such Change of Control occurred, for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends thereon (whether or not declared) to, but not including, the date fixed for redemption (the "Redemption Price"); provided that, if the Redemption Date is after a Dividend Payment Record Date and prior to the corresponding Dividend Payment Date, no additional amount for such accrued and unpaid dividend will be included in the Redemption Price and the dividend payments on such Dividend Payment Date shall be made pursuant to Section 5(d). If, prior to the Change of Control Conversion Date, the Corporation has provided notice of its election to redeem some or all of the shares of Series E Preferred Stock pursuant to this Section 5, the holders of Series E Preferred Stock will not have the Change of Control Conversion Right (as hereinafter defined) with respect to the shares called for redemption. If the Corporation elects to redeem any shares of Series E Preferred Stock as described in this Section 5(a), it may use any available cash to pay the Redemption Price, and it will not be required to pay the Redemption Price only out of the proceeds from the issuance of other equity securities or any other specific source. A "Change of Control" shall be deemed to have occurred at such time as (i) (A) the date a "person", including any syndicate or group deemed to be a person within the meaning of Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") becomes the ultimate "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act, except that a person or group shall be deemed to have beneficial ownership of all shares of voting stock that such person or group has the right to acquire regardless of when such right is first exercisable), directly or indirectly, of voting stock representing more than 50% of the total voting power of the total voting stock of the Corporation; or (B) the date of the consummation of a merger or share exchange of the Corporation with another entity where the Corporation's stockholders immediately prior to the merger or share exchange would not beneficially own, immediately after the merger or share exchange, shares representing 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate group vote) to which all stockholders of the corporation issuing cash or securities in the merger or share exchange would be entitled in the election of directors, or where members of the Board of Directors immediately prior to the merger or share exchange would not immediately after the merger or share exchange constitute a majority of the board of directors of the corporation issuing cash or securities in the merger or share exchange, and (ii) following the closing of any transaction referred to in clause (i), neither the Corporation nor the acquiring or surviving entity has a class of common equity securities (or American Depositary Receipts representing such securities) listed on the New York Stock Exchange, the NYSE MKT or the NASDAQ Stock Market, or listed or quoted on an exchange or quotation system that is a successor to any such securities exchange. "Voting Stock" shall mean stock of any class or kind having the power to vote generally in the election of directors. Any redemption pursuant to this Section 5(a) shall follow generally the procedures set forth in the second paragraph of Section 5(c).

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        (b)   Except as otherwise permitted by the Charter and paragraph (a) above, the Series E Preferred Stock shall not be redeemable by the Corporation prior to May 15, 2019. On and after May 15, 2019, the Corporation, at its option, may redeem the shares of Series E Preferred Stock, in whole or in part, as set forth herein, subject to the provisions described below.

        (c)   On and after May 15, 2019, the Series E Preferred Stock shall be redeemable at the option of the Corporation, in whole or in part, at any time or from time to time, at the Redemption Price. Each date on which Series E Preferred Stock are to be redeemed (a "Redemption Date") shall be selected by the Corporation, shall be specified in the notice of redemption and shall not be less than 30 days or more than 90 days after the date on which the Corporation gives, or causes to be given, notice of redemption by mail pursuant to the next paragraph.

        A notice of redemption (which may be contingent on the occurrence of a future event) shall be mailed, postage prepaid, not less than 30 nor more than 90 days prior to the Redemption Date, addressed to the respective holders of record of the Series E Preferred Stock at their respective addresses as they appear on the Corporation's share transfer records. A failure to give such notice or any defect in the notice or in its mailing shall not affect the validity of the proceedings for the redemption of any Series E Preferred Stock except as to the holder to whom notice was defective or not given (unless such a holder elects to tender such holder's shares). Each notice shall state: (i) the Redemption Date; (ii) the Redemption Price; (iii) the number of shares of Series E Preferred Stock to be redeemed and, if fewer than all the shares of Series E Preferred Stock held by such holder are to be redeemed, the number of such shares of Series E Preferred Stock to be redeemed from such holder; (iv) the place or places where the certificates representing the shares of Series E Preferred Stock are to be surrendered for payment of the Redemption Price, if any of such shares are certificated; (v) that distributions on the shares to be redeemed will cease to accrue on such Redemption Date except as otherwise provided herein; and (vi) if such redemption is being made in connection with a Change of Control, that the holders of the shares of Series E Preferred Stock being so called for redemption will not be able to tender such shares of Series E Preferred Stock for conversion in connection with the Change of Control and that each share of Series E Preferred Stock tendered for conversion that is called, prior to the Change of Control Conversion Date (as defined below), for redemption will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date. Notwithstanding the foregoing, no notice of redemption will be required where the Corporation elects to redeem Series E Preferred Stock pursuant to Section 5(b) and Article VII of the Charter to preserve its REIT qualification for federal income tax purposes.

        (d)   If the Redemption Date falls after a Dividend Payment Record Date and prior to the corresponding Dividend Payment Date, then each holder of Series E Preferred Stock at the close of business on such Dividend Payment Record Date shall be entitled to the dividend payable on such Series E Preferred Stock on the corresponding Dividend Payment Date notwithstanding the redemption of such Series E Preferred Stock before such Dividend Payment Date. Except as provided in calculating the Redemption Price and in this Section 5(d), the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on Series E Preferred Stock called for redemption.

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        (e)   If full cumulative dividends for all past dividend periods on the Series E Preferred Stock and any series or class or classes of Dividend Parity Stock have not been paid or declared and set apart for payment, except as otherwise permitted under the Charter, the Series E Preferred Stock may not be redeemed in part and the Corporation may not purchase, redeem or otherwise acquire Series E Preferred Stock or any capital stock of the Corporation ranking on a parity with the Series E Preferred Stock as to payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, other than in exchange for Junior Shares.

        (f)    Notice having been mailed as aforesaid, from and after the Redemption Date (unless the Corporation shall fail to make available the amount of cash necessary to effect such redemption), (i) except as otherwise provided herein, dividends on the shares of Series E Preferred Stock so called for redemption shall cease to accrue, (ii) said shares shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Series E Preferred Stock of the Corporation shall cease (except the rights to receive the cash payable upon such redemption, without interest thereon, upon surrender and endorsement of their certificates if so required and to receive any dividends payable thereon). The Corporation's obligation to provide cash in accordance with the preceding sentence shall be deemed fulfilled if, on or before the Redemption Date, the Corporation shall deposit with a bank or trust company (which may be an affiliate of the Corporation) that has an office in the Borough of Manhattan, City of New York, or in Baltimore, Maryland and that has, or is an affiliate of a bank or trust company that has, a capital and surplus of at least $50,000,000, the cash necessary for such redemption, in trust, with irrevocable instructions that such cash be applied to the redemption of the Series E Preferred Stock so called for redemption. No interest shall accrue for the benefit of the holder of Series E Preferred Stock to be redeemed on any cash so set aside by the Corporation. Subject to applicable escheat laws, any such cash unclaimed at the end of two years from the Redemption Date shall revert to the general funds of the Corporation, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the payment of such cash.

        As promptly as practicable after the surrender in accordance with said notice of the certificates for any such shares of Series E Preferred Stock so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and if the notice shall so state), such shares of Series E Preferred Stock shall be exchanged for the cash (without interest thereon) for which such shares of Series E Preferred Stock have been redeemed. If fewer than all of the outstanding shares of Series E Preferred Stock are to be redeemed, the shares of Series E Preferred Stock to be redeemed shall be selected by the Corporation from the outstanding shares of Series E Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be possible). If fewer than all the shares of Series E Preferred Stock represented by any certificate are redeemed, then new certificates representing the unredeemed shares of Series E Preferred Stock shall be issued without cost to the holder thereof.

        Section 6.    Reacquired Shares to Be Retired.     All shares of Series E Preferred Stock that have been issued and reacquired in any manner by the Corporation shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series.

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        Section 7.    Conversion Rights.     Except as provided in this Section 7, the Series E Preferred Stock are not convertible into or exchangeable for any other property or securities of the Corporation at the option of any holder of Series E Preferred Stock.

        (a)   Upon the occurrence of a Change of Control, each holder of Series E Preferred Stock shall have the right (unless, prior to the Change of Control Conversion Date, the Corporation has provided notice of its election to redeem some or all of the shares of Series E Preferred Stock held by such holder pursuant to Section 5, in which case such holder will have the right only with respect to shares of Series E Preferred Stock that are not called for redemption) to convert each of the Series E Preferred Stock held by such holder (the "Change of Control Conversion Right") on the Change of Control Conversion Date into a number of shares of Class A Common Stock (the "Common Stock Conversion Consideration") equal to the lesser of: (i) the quotient obtained by dividing (x) the sum of the Liquidation Preference per share of Series E Preferred Stock plus the amount of any accrued and unpaid dividends thereon to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a Dividend Payment Record Date and prior to the corresponding Dividend Payment Date for the Series E Preferred Stock, in which case no additional amount for such accrued and unpaid dividends shall be included in this sum) by (y) the Common Stock Price (as defined below) (such quotient, the "Conversion Rate"); and (ii) [3.5403]8 (the "Share Cap"), subject to adjustments provided in Section 7(b) below.

        (b)   The Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a distribution of Class A Common Stock to existing holders of Class A Common Stock), subdivisions or combinations (in each case, a "Share Split") with respect to Class A Common Stock as follows: the adjusted Share Cap as the result of a Share Split will be the number of shares of Class A Common Stock that is equivalent to the product obtained by multiplying (i) the Share Cap in effect immediately prior to such Share Split by (ii) a fraction, the numerator of which is the number of shares of Class A Common Stock outstanding immediately after giving effect to such Share Split and the denominator of which is the number of shares of Class A Common Stock outstanding immediately prior to such Share Split. For the avoidance of doubt, subject to the immediately succeeding sentence, the aggregate number of shares of Class A Common Stock (or equivalent Alternative Conversion Consideration (as defined below), as applicable) issuable or deliverable, as applicable, in connection with the exercise of the Change of Control Conversion Right shall not exceed the product of the Share Cap times the aggregate number of shares of the Series E Preferred Stock issued and outstanding at the Change of Control Conversion Date (or equivalent Alternative Conversion Consideration, as applicable) (the "Exchange Cap"). The Exchange Cap is subject to pro rata adjustments for any Share Splits on the same basis as the corresponding adjustment to the Share Cap.

        (c)   The "Change of Control Conversion Date" is the date the Series E Preferred Stock is to be converted, which shall be a Business Day selected by the Corporation that is no fewer than 20 days nor more than 35 days after the date on which it provides the notice described in Section 7(h) to the holders of Series E Preferred Stock.

8 NTD: The Share Cap will need to be updated if the applicable Exchange Ratio changes.

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        (d)   The "Common Stock Price" is (i) if the consideration to be received in the Change of Control by the holders of Class A Common Stock is solely cash, the amount of cash consideration per share of Class A Common Stock or (ii) if the consideration to be received in the Change of Control by holders of Class A Common Stock is other than solely cash (x) the average of the closing sale prices per share of Class A Common Stock (or, if no closing sale price is reported, the average of the closing bid and ask prices per share or, if more than one in either case, the average of the average closing bid and the average closing ask prices per share) for the ten consecutive trading days immediately preceding, but not including, the date on which such Change of Control occurred as reported on the principal U.S. securities exchange on which Class A Common Stock is then traded, or (y) the average of the last quoted bid prices for Class A Common Stock in the over-the-counter market as reported by Pink OTC Markets Inc. or similar organization for the ten consecutive trading days immediately preceding, but not including, the date on which such Change of Control occurred, if Class A Common Stock is not then listed for trading on a U.S. securities exchange.

        (e)   In the case of a Change of Control pursuant to which Class A Common Stock is or will be converted into cash, securities or other property or assets (including any combination thereof) (the "Alternative Form Consideration"), a holder of Series E Preferred Stock shall receive upon conversion of such Series E Preferred Stock the kind and amount of Alternative Form Consideration which such holder would have owned or been entitled to receive upon the Change of Control had such holder held a number of shares of Class A Common Stock equal to the Common Stock Conversion Consideration immediately prior to the effective time of the Change of Control (the "Alternative Conversion Consideration"; the Common Stock Conversion Consideration or the Alternative Conversion Consideration, whichever shall be applicable to a Change of Control, is referred to as the "Conversion Consideration").

        (f)    If the holders of Class A Common Stock have the opportunity to elect the form of consideration to be received in the Change of Control, the Conversion Consideration in respect of such Change of Control shall be deemed to be the kind and amount of consideration actually received by holders of a majority of the outstanding shares of Class A Common Stock that made or voted for such an election (if electing between two types of consideration) or holders of a plurality of the outstanding shares of Class A Common Stock that made or voted for such an election (if electing between more than two types of consideration), as the case may be, and shall be subject to any limitations to which all holders of Class A Common Stock are subject, including, without limitation, pro rata reductions applicable to any portion of the consideration payable in such Change of Control.

        (g)   No fractional shares of Class A Common Stock shall be issued upon the conversion of the Series E Preferred Stock in connection with a Change of Control. Instead, holders shall be entitled to receive the cash value of such fractional shares based upon the Common Stock Price used in determining the Common Stock Conversion Consideration for such Change of Control.

        (h)   Within 15 days following the occurrence of a Change of Control, provided that the Corporation has not then exercised its right to redeem all shares of Series E Preferred Stock pursuant to Section 5, the Corporation shall provide to holders of Series E Preferred Stock a notice of occurrence of the Change of Control that describes the resulting Change of Control

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Conversion Right, which notice shall be delivered to the holders of record of the shares of the Series E Preferred Stock in their addresses as they appear on the stock transfer records of the Corporation and shall state: (i) the events constituting the Change of Control; (ii) the date of the Change of Control; (iii) the last date on which the holders of Series E Preferred Stock may exercise their Change of Control Conversion Right; (iv) the method and period for calculating the Common Stock Price; (v) the Change of Control Conversion Date; (vi) that if, prior to the Change of Control Conversion Date, the Corporation has provided notice of its election to redeem all or any shares of Series E Preferred Stock, holders will not be able to convert the shares of Series E Preferred Stock called for redemption and such shares will be redeemed on the related Redemption Date, even if such shares have already been tendered for conversion pursuant to the Change of Control Conversion Right; (vii) if applicable, the type and amount of Alternative Conversion Consideration entitled to be received per share of Series E Preferred Stock; (viii) the name and address of the paying agent, transfer agent and conversion agent for the Series E Preferred Stock; (ix) the procedures that the holders of Series E Preferred Stock must follow to exercise the Change of Control Conversion Right (including procedures for surrendering shares for conversion through the facilities of a Depositary (as defined below)), including the form of conversion notice to be delivered by such holders as described below; and (x) the last date on which holders of Series E Preferred Stock may withdraw shares surrendered for conversion and the procedures that such holders must follow to effect such a withdrawal.

        (i)    The Corporation shall also issue a press release containing such notice provided for in Section 7(h) for publication on Dow Jones & Company, Inc., Business Wire, PR Newswire or Bloomberg Business News (or, if these organizations are not in existence at the time of issuance of the press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), and post a notice on its website, in any event prior to the opening of business on the first Business Day following any date on which it provides the notice provided for in Section 7(h) to the holders of Series E Preferred Stock.

        (j)    To exercise the Change of Control Conversion Right, the holders of Series E Preferred Stock shall be required to deliver, on or before the close of business on the Change of Control Conversion Date, the certificate(s), if any, representing the shares of Series E Preferred Stock to be converted, duly endorsed for transfer (or, in the case of any shares of Series E Preferred Stock held in book-entry form through a Depositary, to deliver, on or before the close of business on the Change of Control Conversion Date, the shares of Series E Preferred Stock to be converted through the facilities of such Depositary), together with a written conversion notice in the form provided by the Corporation, duly completed, to its transfer agent. The conversion notice must state: (i) the relevant Change of Control Conversion Date; (ii) the number of shares of Series E Preferred Stock to be converted; and (iii) that the shares of Series E Preferred Stock are to be converted pursuant to the applicable provisions of the Series E Preferred Stock.

        (k)   Holders of Series E Preferred Stock may withdraw any notice of exercise of a Change of Control Conversion Right (in whole or in part) by a written notice of withdrawal delivered to the transfer agent of the Corporation prior to the close of business on the Business Day prior to the Change of Control Conversion Date. The notice of withdrawal delivered by any holder must state: (i) the number of withdrawn shares of Series E Preferred Stock; (ii) if

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certificated shares of Series E Preferred Stock have been surrendered for conversion, the certificate numbers of the withdrawn shares of Series E Preferred Stock; and (iii) the number of shares of Series E Preferred Stock, if any, which remain subject to the holder's conversion notice.

        (l)    Notwithstanding anything to the contrary contained in Sections 7(j) and (k), if any shares of Series E Preferred Stock are held in book-entry form through The Depository Trust Company ("DTC") or a similar depositary (each, a "Depositary"), the conversion notice and/or the notice of withdrawal, as applicable, must comply with applicable procedures, if any, of DTC or the applicable Depositary.

        (m)  Series E Preferred Stock as to which the Change of Control Conversion Right has been properly exercised and for which the conversion notice has not been properly withdrawn will be converted into the applicable Conversion Consideration in accordance with the Change of Control Conversion Right on the Change of Control Conversion Date, unless prior to the Change of Control Conversion Date the Corporation has provided notice of its election to redeem some or all of the shares of Series E Preferred Stock pursuant to Section 5, in which case only the shares of Series E Preferred Stock properly surrendered for conversion and not properly withdrawn that are not called for redemption will be converted as aforesaid. If the Corporation elects to redeem shares of Series E Preferred Stock that would otherwise be converted into the applicable Conversion Consideration on a Change of Control Conversion Date, such shares of Series E Preferred Stock shall not be so converted and the holders of such shares shall be entitled to receive on the applicable Redemption Date the Redemption Price as provided in Section 5.

        (n)   The Corporation shall deliver all securities, cash and any other property owing upon conversion no later than the third Business Day following the Change of Control Conversion Date. Notwithstanding the foregoing, the persons entitled to receive any shares of Class A Common Stock or other securities delivered on conversion will be deemed to have become the holders of record thereof as of the Change of Control Conversion Date.

        (o)   Notwithstanding any other provision of the Series E Preferred Stock, no holder of Series E Preferred Stock shall be entitled to convert such Series E Preferred Stock into shares of Class A Common Stock or the Alternative Conversion Consideration, as the case may be, to the extent that receipt of such Class A Common Stock or the Alternative Conversion Consideration would cause such holder (or any other person) to exceed the applicable share ownership limitations contained in the Charter or this Articles Supplementary or the governing document of the surviving entity, as the case may be, unless the Corporation provides an exemption from this limitation to such holder pursuant to the Charter and this Articles Supplementary or the surviving entity provides an exemption pursuant to the governing document of the surviving entity.

        (p)   Notwithstanding anything to the contrary herein and except as otherwise required by law, the persons who are the holders of record of shares of Series E Preferred Stock at the close of business on a Dividend Payment Record Date shall be entitled to receive the dividend payable on the corresponding Dividend Payment Date notwithstanding the conversion of those shares after such Dividend Record Date and on or prior to such Dividend Payment Date and, in such case, the full amount of such dividend shall be paid on such Dividend Payment Date

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to the persons who were the holders of record at the close of business on such Dividend Record Date. Except as provided in this Section 7(p), the Corporation shall make no allowance for unpaid dividends that are not in arrears on the shares of Series E Preferred Stock to be converted.

        Section 8.    Permissible Distributions.     In determining whether a distribution (other than upon liquidation, dissolution or winding up), whether by dividend, or upon redemption or other acquisition of shares or otherwise, is permitted under Maryland law, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of shares of any class or series of stock whose preferential rights upon dissolution are superior or prior to those receiving the distribution shall not be added to the Corporation's total liabilities.

        Section 9.    Ranking.     Any class or series of stock of the Corporation shall be deemed to rank:

        (a)   prior to the Series E Preferred Stock, as to the payment of dividends or as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series E Preferred Stock;

        (b)   on a parity with the Series E Preferred Stock, as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series E Preferred Stock, if the holders of such class or series and the Series E Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority one over the other; and

        (c)   junior to the Series E Preferred Stock, as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, if such class or series of stock shall be Common Stock or if the holders of Series E Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of such class or series, and such class or series shall not in either case rank prior to the Series E Preferred Stock ("Junior Shares").

        As of the date hereof, 2,900,000 authorized shares of Series A Preferred Stock, 14,900,000 authorized shares of Series B Preferred Stock, 5,750,000 authorized shares of Series C Preferred Stock, 8,050,000 authorized shares of Series D Preferred Stock, 10,400,000 authorized shares of Series F Preferred Stock, 3,450,000 authorized shares of Series G Preferred Stock and 11,500,000 authorized shares of Series H Preferred Stock rank on a parity with the Series E Preferred Stock as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up.

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        Section 10.    Voting.     Except as otherwise set forth herein, the Series E Preferred Stock shall not have any relative, participating, optional or other voting rights or powers, and the consent of the holders thereof shall not be required for the taking of any corporate action.

        If and whenever six quarterly dividends (whether or not consecutive) payable on the Series E Preferred Stock are in arrears (which shall, with respect to any such quarterly dividend, mean that any such dividend has not been paid in full), whether or not earned or declared, the number of directors then constituting the Board of Directors shall be increased by two and the holders of Series E Preferred Stock, together with the holders of shares of every series or class of Dividend Parity Stock having like voting rights (shares of any such series or class, including the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series F Preferred Stock, the Series G Preferred Stock and the Series H Preferred Stock, the "Voting Preferred Shares"), voting as a single class regardless of series, will have the right to elect two additional directors (the "Preferred Directors") to serve on the Board of Directors at any annual meeting of stockholders or special meeting held in place thereof, or at a special meeting of the holders of Series E Preferred Stock and the Voting Preferred Shares called as hereinafter provided. For the avoidance of doubt, in the election of both Preferred Directors, any outstanding shares of Series E Preferred Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and other Voting Preferred Shares shall vote together as a class, and the affirmative vote of a plurality of the votes cast by holders of outstanding shares of Series E Preferred Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and other Voting Preferred Shares shall be required to elect a Preferred Director. Whenever all arrears in dividends on the Series E Preferred Stock and the Voting Preferred Shares then outstanding shall have been paid and full dividends thereon for the current quarterly dividend period shall have been paid or declared and set apart for payment, then the right of the holders of the Series E Preferred Stock and the Voting Preferred Shares to elect such two additional directors shall cease (but subject always to the same provision for the vesting of such voting rights in the case of any similar future arrearages in six quarterly dividends), and the terms of office of the persons elected as director, by the holders of the Series E Preferred Stock and the Voting Preferred Shares shall forthwith terminate and the number of directors constituting the Board of Directors shall be reduced accordingly. At any time after such voting power shall have been so vested in the holders of shares of Series E Preferred Stock and the Voting Preferred Shares, the Secretary of the Corporation may, and upon the written request of any holder of Series E Preferred Stock (addressed to the Secretary at the principal office of the Corporation) shall, call a special meeting of the holders of the Series E Preferred Stock and of the Voting Preferred Shares for the election of the directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the Bylaws of the Corporation for a special meeting of the stockholders or as required by law. If any such special meeting required to be called as above provided shall not be called by the Secretary within 20 days after receipt of such request, then any holder of Series E Preferred Stock may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock books of the Corporation. The directors elected at any such special meeting shall hold office until the next annual meeting of the stockholders or special meeting held in lieu thereof, and until their successors are duly elected and qualify, and if such office shall not have previously terminated as above provided. If any vacancy shall occur among the

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directors elected by the holders of the Series E Preferred Stock and the Voting Preferred Shares, a successor shall be elected by the Board of Directors to serve until the next annual meeting of the stockholders or special meeting held in place thereof, and until their successors are duly elected and qualify, and if such office shall not have previously terminated as provided above. In no event shall the holders of Series E Preferred Stock be entitled pursuant to this Section 10 to elect a director that would cause the Corporation to fail to satisfy a requirement relating to director independence of any national securities exchange on which any class or series of the Corporation's stock is listed.

        So long as any shares of Series E Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by the Charter, the affirmative vote of at least 66 2/3% of the votes entitled to be cast by the holders of Series E Preferred Stock and the Voting Preferred Shares, at the time outstanding, voting as a single class regardless of series, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

        (a)   Any amendment, alteration or repeal of any of the provisions of the Charter or these Articles Supplementary (whether by merger, consolidation or otherwise) that materially and adversely affects the voting powers, rights or preferences of the holders of the Series E Preferred Stock or the Voting Preferred Shares; provided, however, that (i) the amendment of the provisions of the Charter so as to authorize or create or to increase the authorized amount of, any Junior Shares or any shares of any class or series ranking on a parity with the Series E Preferred Stock as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up or the Voting Preferred Shares (including any amendment to increase the amount of authorized shares of Series E Preferred Stock) shall not be deemed to materially adversely affect the voting powers, rights or preferences of the holders of Series E Preferred Stock and (ii) any filing with the State Department of Assessments and Taxation of Maryland by the Corporation including in connection with a merger, consolidation or otherwise, shall not be deemed to be an amendment, alteration or repeal of any of the provisions of the Charter or these Articles Supplementary that materially and adversely affects the voting powers, rights or preferences of the holders of the Series E Preferred Stock, provided that: (1) the Corporation is the surviving entity and the Series E Preferred Stock remain outstanding with the terms thereof materially unchanged in any respect adverse to the holders thereof; or (2) the resulting, surviving or transferee entity is organized under the laws of any state and substitutes or exchanges the Series E Preferred Stock for other preferred stock, shares or other equity interests having preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption thereof that are substantially similar to that of the Series E Preferred Stock (except for changes that do not materially and adversely affect the holders of Series E Preferred Stock); and provided further, that if any such amendment, alteration or repeal would materially and adversely affect any voting powers, rights or preferences of the Series E Preferred Stock or one or more but not all series of Voting Preferred Shares at the time outstanding, the affirmative vote of at least 66 2/3% of the votes entitled to be cast by the holders of all series similarly affected, at the time outstanding, voting as a single class regardless of series, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be required in lieu of the affirmative vote of at least 66 2/3% of the votes entitled to be cast by the holders of

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the Series E Preferred Stock and the Voting Preferred Shares otherwise entitled to vote in accordance herewith; or

        (b)   The authorization or creation of, or the increase in the authorized amount of, any shares of any class or series or any security convertible into shares of any class or series ranking prior to the Series E Preferred Stock in the distribution on any liquidation, dissolution or winding up of the Corporation or in the payment of dividends; provided, however, that, in the case of each of subparagraphs (a) and (b), no such vote of the holders of Series E Preferred Stock or Voting Preferred Shares, as the case may be, shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such prior shares or convertible security is to be made, as the case may be, provision is made for the redemption of all Series E Preferred Stock or Voting Preferred Shares, as the case may be, at the time outstanding in accordance with Section 5 hereof or, in the case of a merger, consolidation or otherwise, regardless of the date of the transaction, the holders of the Series E Preferred Stock receive in the transaction their liquidation preference plus accrued and unpaid dividends.

        For purposes of determining the voting rights of the holders of the Series E Preferred Stock under this Section 10, each holder will be entitled to one vote for each Liquidation Preference per share with respect to shares of the Series E Preferred Stock held by such holder. Whether the vote or consent of the holders of a plurality, majority or other portion of the shares of the Series E Preferred Stock and any Voting Preferred Shares has been cast or given on any matter on which the holders of shares of the Series E Preferred Stock are entitled to vote shall be determined by the Corporation by reference to the specified liquidation amounts of the shares voted or covered by the consent.

        Section 11.    Information Rights.     During any period in which the Corporation is not subject to Section 13 or 15(d) of the Securities Exchange Act and any shares of Series E Preferred Stock are outstanding, the Corporation will (i) transmit by mail to all holders of Series E Preferred Stock, as their names and addresses appear in the Corporation's record books and without cost to such holders, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act and (ii) promptly, upon request, supply copies of such reports to any prospective holder of Series E Preferred Stock. The Corporation will mail the information to the holders of Series E Preferred Stock within 15 days after the respective dates by which a periodic report on Form 10-K or Form 10-Q, as the case may be, in respect of such information would have been required to be filed with the Securities and Exchange Commission if the Corporation were subject to Section 13 or 15(d) of the Securities Exchange Act.

        Section 12.    Record Holders.     The Corporation and the Transfer Agent may deem and treat the record holder of any Series E Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the Transfer Agent shall be affected by any notice to the contrary.

        Section 13.    Restrictions on Ownership and Transfer.     The Series E Preferred Stock constitutes Preferred Stock, and Preferred Stock constitutes Capital Stock of the Corporation. Therefore, the Series E Preferred Stock, being Capital Stock, is governed by and issued subject to all the limitations, terms and conditions of the Charter applicable to Capital Stock generally, including but not limited to the terms and conditions (including exceptions and

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exemptions) of Article VII of the Charter applicable to Capital Stock. The foregoing sentence shall not be construed to limit the applicability to the Series E Preferred Stock of any other term or provision of the Charter.

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EXHIBIT F
SERIES F PREFERRED STOCK

        Under a power contained in the charter (the "Charter") of Colony NorthStar, Inc., a Maryland corporation (the "Corporation"), the Board of Directors of the Corporation (the "Board") classified and designated 10,400,000 shares of the Preferred Stock (as defined in the Charter), as shares of 8.50% Series F Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, with the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption set forth below, which upon any restatement of the Charter, shall be deemed to be part of Article VI of the Charter, with any necessary or appropriate changes to the enumeration or lettering of sections or subsections hereof:

8.50% Series F Cumulative Redeemable Perpetual Preferred Stock

        (1)    Designation and Number.    A series of Preferred Stock, designated as the "8.50% Series F Cumulative Redeemable Perpetual Preferred Stock" (the "Series F Preferred Stock"), is hereby established. The par value of the Series F Preferred Stock is $0.01 per share. The number of shares of the Series F Preferred Stock shall be 10,400,000.

        (2)    Ranking.    The Series F Preferred Stock will, with respect to rights to receive dividends and to participate in distributions or payments upon liquidation, dissolution or winding up of the Corporation, rank (a) senior to the Common Stock (as defined in the Charter) and any other class of capital stock of the Corporation, now or hereafter issued and outstanding, the terms of which provide that such capital stock ranks, as to the payment of dividends or amounts upon liquidation, dissolution or winding up of the Corporation, junior to such Series F Preferred Stock ("Junior Stock"), (b) on a parity with the 8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, the 8.25% Series B Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, the 8.875% Series C Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, the 8.500% Series D Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, the 8.75% Series E Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, the 7.50% Series G Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, and the 7.125% Series H Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, and any equity securities the Corporation may authorize or issue in the future that, pursuant to the terms thereof, rank on parity with the Series F Preferred Stock with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding up of the Corporation ("Parity Stock"); and (c) junior to any equity securities the Corporation may authorize or issue in the future that, pursuant to the terms thereof, rank senior to the Series F Preferred Stock with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding up of the Corporation ("Senior Stock"). Any authorization or issuance of Senior Stock would require the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series F Preferred Stock voting together as a single class with all other classes or series of Parity Stock upon which like voting rights have been conferred and are exercisable. Any convertible or exchangeable debt securities that the

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Corporation may issue are not considered to be equity securities for these purposes.

        (3)    Dividends.

          (a)   Holders of the then outstanding shares of Series F Preferred Stock shall be entitled to receive, when, as and if authorized by the Board and declared by the Corporation, out of funds legally available for payment of dividends, cumulative cash dividends at the rate of 8.50% per annum of the $25.00 liquidation preference of each share of Series F Preferred Stock (equivalent to $2.125 per annum per share).

          (b)   Dividends on each outstanding share of Series F Preferred Stock shall be cumulative from and including [[                        ] 15, 201[    •    ]] and shall be payable (i) for the period from [[                        ] 15, 201[    •    ]] to [[                        ] 14, 2017], on [ [                        ] 15, 2017], and (ii) for each quarterly distribution period thereafter, quarterly in equal amounts in arrears on the 15th day of each January, April, July and October, commencing on [[                        ] 15, 2017]1 (each such day being hereinafter called a "Series F Dividend Payment Date") at the then applicable annual rate; provided, however, that if any Series F Dividend Payment Date falls on any day other than a Business Day (as hereinafter defined), the dividend that would otherwise have been payable on such Series F Dividend Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Series F Dividend Payment Date, and no interest or other sums shall accrue on the amount so payable from such Series F Dividend Payment Date to such next succeeding Business Day. Each dividend is payable to holders of record as they appear on the stock records of the Corporation at the close of business on the record date, not exceeding 30 days preceding the applicable Series F Dividend Payment Date, as shall be fixed by the Board. Dividends shall accumulate from [[                        ] 15, 201[    •    ]] or the most recent Series F Dividend Payment Date to which full cumulative dividends have been paid, whether or not in any such dividend period or periods there shall be funds legally available for the payment of such dividends, whether the Corporation has earnings or whether such dividends are authorized. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series F Preferred Stock that may be in arrears. Holders of the Series F Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on the Series F Preferred Stock. Dividends payable on the Series F Preferred Stock for any period greater or less than a full dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends payable on the Series F Preferred Stock for each full dividend period will be computed by dividing the applicable annual dividend rate by four. After full cumulative distributions on the Series F Preferred Stock have been paid, the holders of Series F Preferred Stock will not be entitled to any further distributions with respect to that dividend period.

          (c)   So long as any shares of Series F Preferred Stock are outstanding, no dividends, except as described in the immediately following sentence, shall be authorized and declared

1 NTD: The first Dividend Period start date will depend on whether the Constellation Board has authorized, and Constellation has declared, the dividend for the Dividend Period during which closing occurs with a record date prior to the date of closing. If the dividend has not been so declared prior to closing, the accrual start date for the initial Dividend Period will be the start of the current Dividend Period at closing (i.e., in the past). If the dividend has been so declared prior to closing, the accrual start date for the initial Dividend Period will be the start of the first Dividend Period after closing (i.e., in the future).

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  or paid or set apart for payment on any series or class or classes of Parity Stock for any period unless full cumulative dividends have been declared and paid or are contemporaneously declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series F Preferred Stock for all prior dividend periods. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends authorized and declared upon the Series F Preferred Stock and all dividends authorized and declared upon any other series or class or classes of Parity Stock shall be authorized and declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series F Preferred Stock and such Parity Stock.

          (d)   So long as any shares of Series F Preferred Stock are outstanding, no dividends (other than dividends or distributions paid solely in Junior Stock of, or in options, warrants or rights to subscribe for or purchase, Junior Stock) shall be authorized and declared or paid or set apart for payment or other distribution authorized and declared or made upon Junior Stock, nor shall any Junior Stock be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Stock made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the Corporation or any subsidiary, or a conversion into or exchange for Junior Stock or redemptions for the purpose of preserving the Corporation's qualification as a REIT (as defined in the Charter)), for any consideration (or any monies to be paid to or made available for a sinking fund for the redemption of any such shares) by the Corporation, directly or indirectly (except by conversion into or exchange for Junior Stock), unless in each case full cumulative dividends on all outstanding shares of Series F Preferred Stock and any Parity Stock at the time such dividends are payable shall have been paid or set apart for payment for all past dividend periods with respect to the Series F Preferred Stock and all past dividend periods with respect to such Parity Stock.

          (e)   Any dividend payment made on the Series F Preferred Stock, including any capital gains dividends, shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable.

          (f)    Except as provided herein, the Series F Preferred Stock shall not be entitled to participate in the earnings or assets of the Corporation.

          (g)   As used herein, the term "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close.

          (h)   As used herein, the term "dividend" does not include dividends payable solely in shares of Junior Stock on Junior Stock, or in options, warrants or rights to holders of Junior Stock to subscribe for or purchase any Junior Stock.

        (4)    Liquidation Preference.

          (a)   In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation shall be made to or set apart for the holders of Junior Stock, the holders of the Series F Preferred Stock shall be entitled to receive $25.00 per share (the "Liquidation Preference") plus an amount per share equal to all accrued and unpaid dividends (whether or not earned or

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  declared) thereon to, but not including, the date of final distribution to such holders; but such holders of the Series F Preferred Stock shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the Series F Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Parity Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of such Series F Preferred Stock and any such other Parity Stock ratably in accordance with the respective amounts that would be payable on such Series F Preferred Stock and any such other Parity Stock if all amounts payable thereon were paid in full. For the purposes of this Section 4, none of (i) a consolidation or merger of the Corporation with one or more entities, (ii) a statutory stock exchange by the Corporation or (iii) a sale or transfer of all or substantially all of the Corporation's assets shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.

          (b)   Until payment shall have been made in full to the holders of the Series F Preferred Stock, as provided in this Section 4, and to the holders of Parity Stock, subject to any terms and provisions applying thereto, no payment will be made to any holder of Junior Stock upon the liquidation, dissolution or winding up of the Corporation. Subject to the rights of the holders of Parity Stock, upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of the Series F Preferred Stock, as provided in this Section 4, any series or class or classes of Junior Stock shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series F Preferred Stock shall not be entitled to share therein.

        (5)    Optional Redemption.

          (a)   Except as otherwise permitted by the Charter and paragraph (b) below, the Series F Preferred Stock shall not be redeemable by the Corporation prior to March 20, 2017. On and after March 20, 2017, the Corporation, at its option, upon giving notice as provided below, may redeem the Series F Preferred Stock, in whole, at any time, or in part, from time to time, for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends on the Series F Preferred Stock (whether or not declared), to, but not including, the redemption date (the "Regular Redemption Right").

          (b)   Upon the occurrence of a Change of Control (as defined herein), the Corporation will have the option, upon giving notice as provided below, to redeem the Series F Preferred Stock, in whole, at any time, or in part, from time to time, within 120 days after the first date on which the Change of Control has occurred (the "Special Redemption Right"), for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends on the Series F Preferred Stock (whether or not declared), to, but not including, the redemption date (the "Special Redemption Price"). If the Corporation exercises its Special Redemption Right in connection with a Change of Control, holders of Series F Preferred Stock will not be permitted to exercise their Change of Control Conversion Right (as defined herein) in respect of any shares of Series F Preferred Stock that have been called for redemption, and any shares of Series F Preferred Stock subsequently called for redemption that have been tendered for conversion will be redeemed on the applicable date of redemption instead of converted on the Change of Control Conversion Date (as defined herein). Any partial

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  redemption will be selected by lot or pro rata or by any other equitable method the Corporation may choose (including by electing to exercise the Special Redemption Right only with respect to shares of Series F Preferred Stock for which holders have exercised their Change of Control Conversion Right).

          A "Change of Control" will be deemed to have occurred at such time after the original issuance of the Series F Preferred Stock when the following has occurred:

              (i)  the acquisition by any person, including any syndicate or group deemed to be a "person" under Section 13(d)(3) of the Exchange Act, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the Corporation entitling that person to exercise more than 50% of the total voting power of all shares of the Corporation entitled to vote generally in elections of directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

             (ii)  following the closing of any transaction referred to in clause (i) above, neither the Corporation nor the acquiring or surviving entity has a class of common securities or American Depositary Receipts listed on the NYSE, the NYSE Amex Equities, or NYSE Amex, or NASDAQ, or listed on an exchange that is a successor to the NYSE, NYSE Amex or NASDAQ.

          (c)   The following provisions set forth the general procedures for redemption applicable to redemptions pursuant to the Regular Redemption Right and the Special Redemption Right:

              (i)  Upon any redemption date applicable to Series F Preferred Stock, the Corporation shall pay on each share of Series F Preferred Stock to be redeemed any accrued and unpaid dividends (whether or not declared), in arrears, for any dividend period ending on or prior to the redemption date. If a redemption date falls after a record date for a Series F Preferred Stock dividend payment and prior to the corresponding Series F Dividend Payment Date, then each holder of the Series F Preferred Stock at the close of business on such record date shall be entitled to the dividend payable on such Series F Preferred Stock on the corresponding Series F Dividend Payment Date notwithstanding the redemption of such Series F Preferred Stock prior to such Series F Dividend Payment Date. Except as provided above, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on any shares of Series F Preferred Stock called for redemption.

             (ii)  If full cumulative dividends on the Series F Preferred Stock and any class or classes of Parity Stock have not been paid or declared and set apart for payment, the Corporation may not purchase, redeem or otherwise acquire Series F Preferred Stock in part or any Parity Stock other than in exchange for Junior Stock; provided, however, that the foregoing shall not prevent the purchase by the Corporation of shares held in excess of the limits set forth in the Charter in order to ensure that the Corporation continues to meet the requirements for qualification as a REIT.

            (iii)  On and after the date fixed for redemption, provided that the Corporation has

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    made available at the office of the registrar and transfer agent a sufficient amount of cash to effect the redemption, dividends will cease to accrue on the shares of Series F Preferred Stock called for redemption (except that, in the case of a redemption date after a dividend payment record date and prior to the related Series F Dividend Payment Date, holders of Series F Preferred Stock on the applicable dividend payment record date will be entitled on such Series F Dividend Payment Date to receive the dividend payable on such shares on the corresponding Series F Dividend Payment Date), such shares shall no longer be deemed to be outstanding and all rights of the holders of such shares as holders of Series F Preferred Stock shall cease except the right to receive the cash payable upon such redemption, without interest from the date of such redemption.

          (d)   The following provisions set forth the procedures for redemption, in addition to those general procedures set forth in Section 5(c) hereof, pursuant to the Regular Redemption Right.

              (i)  A notice of redemption (which may be contingent upon the occurrence of a future event) shall be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of the Series F Preferred Stock at their addresses as they appear on the Corporation's stock transfer records. A failure to give such notice or any defect in the notice or in its mailing shall not affect the validity of the proceedings for the redemption of any shares of the Series F Preferred Stock except as to the holder to whom notice was defective or not given. In addition to any information required by law or by the applicable rules of any exchange upon which the Series F Preferred Stock may be listed or admitted to trading, each notice shall state: (A) the redemption date; (B) the redemption price; (C) the number of shares of Series F Preferred Stock to be redeemed and, if fewer than all the shares of Series F Preferred Stock held by such holder are to be redeemed, the number of such shares of Series F Preferred Stock to be redeemed from such holder; (D) the place or places where the certificates, if any, evidencing the shares of Series F Preferred Stock are to be surrendered for payment of the redemption price; and (E) that dividends on the shares to be redeemed will cease to accrue on such redemption date except as otherwise provided herein.

             (ii)  If fewer than all the outstanding shares of the Series F Preferred Stock are to be redeemed, the shares to be redeemed shall be selected by lot or pro rata (as nearly as practicable without creating fractional shares) or by any other equitable method the Corporation may choose.

            (iii)  At its election, the Corporation, prior to a redemption date, may irrevocably deposit the redemption price (including accumulated and unpaid dividends to the redemption date) of the Series F Preferred Stock so called for redemption in trust for the holders thereof with a bank or trust company, in which case the redemption notice to holders of the Series F Preferred Stock to be redeemed shall (A) state the date of such deposit, (B) specify the office of such bank or trust company as the place of payment of the redemption price and (C) require such holders to surrender the certificates evidencing such shares at such place on or about the date fixed in such redemption notice (which may not be later than the redemption date) against payment of the redemption price (including all accumulated and unpaid dividends to the redemption date). Subject to applicable escheat laws, any monies so deposited which remain unclaimed by the holders of the

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    Series F Preferred Stock at the end of two years after the redemption date shall be returned by such bank or trust company to the Corporation.

          (e)   The following provisions set forth the procedures for redemption, in addition to those general procedures set forth in Section 5(c) hereof, pursuant to the Special Redemption Right.

              (i)  A notice of special optional redemption will be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of the Series F Preferred Stock at their addresses as they appear on the Corporation's stock transfer records. A failure to give such notice or any defect in the notice or in its mailing will not affect the validity of the proceedings for the special optional redemption of the shares of Series F Preferred Stock except as to the holder to whom notice was defective or not given. Each notice will state: (A) the redemption date; (B) the redemption price; (C) the number of shares of Series F Preferred Stock to be redeemed; (D) the place or places where the certificates, if any, evidencing the shares of Series F Preferred Stock are to be surrendered for payment; (E) that the shares of Series F Preferred Stock are being redeemed pursuant to the Corporation's special optional redemption right in connection with the occurrence of a Change of Control and a brief description of the transaction or transactions constituting such Change of Control; (F) that the holders of shares of Series F Preferred Stock to which the notice relates will not be able to tender such shares of Series F Preferred Stock for conversion in connection with the Change of Control and each share of Series F Preferred Stock tendered for conversion that is selected for redemption, prior to the Change of Control Conversion Date, will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date; and (G) that dividends on the shares to be redeemed will cease to accrue on such redemption date except as otherwise provided herein.

             (ii)  If fewer than all the shares of Series F Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder will also specify the number of shares of Series F Preferred Stock to be redeemed from such holder. If fewer than all of the outstanding shares of Series F Preferred Stock are to be redeemed, the shares to be redeemed shall be selected by lot or pro rata or by any other equitable method the Corporation may choose (including by electing to exercise the Special Redemption Right only with respect to shares of Series F Preferred Stock for which holders have exercised their Change of Control Conversion Right).

            (iii)  On and after the date fixed for redemption, provided that the Corporation has given a notice of redemption and has paid or set aside sufficient funds for the redemption in trust for the benefit of the holders of shares of Series F Preferred Stock called for redemption, those shares of Series F Preferred Stock will be treated as no longer being outstanding, no further dividends will accrue on the share of Series F Preferred Stock called for redemption and all other rights of the holders of those shares of Series F Preferred Stock will terminate (except that, in the case of a redemption date after a dividend payment record date and prior to the related Series F Dividend Payment Date, holders of Series F Preferred Stock on the applicable record date will be entitled on such Series F Dividend Payment Date to receive the dividend payable on such shares on the corresponding Series F Dividend Payment Date). The holders of those shares of Series F

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    Preferred Stock will retain their right to receive the redemption price for their shares and any accrued and unpaid dividends to (but not including) the redemption date, without interest from the date of such redemption.

            (iv)  At its election, the Corporation, prior to a redemption date, may irrevocably deposit the redemption price (including accumulated and unpaid dividends to the redemption date) of the Series F Preferred Stock so called for redemption in trust for the holders thereof with a bank or trust company, in which case the redemption notice to holders of the Series F Preferred Stock to be redeemed shall (A) state the date of such deposit, (B) specify the office of such bank or trust company as the place of payment of the redemption price and (C) require such holders to surrender the certificates evidencing such shares at such place on or about the date fixed in such redemption notice (which may not be later than the redemption date) against payment of the redemption price (including all accumulated and unpaid dividends to the redemption date). Subject to applicable escheat laws, any monies so deposited which remain unclaimed by the holders of the Series F Preferred Stock at the end of two years after the redemption date shall be returned by such bank or trust company to the Corporation.

          (f)    Any shares of Series F Preferred Stock that shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board.

        (6)    Voting Rights.    Except as otherwise set forth herein, the Series F Preferred Stock shall not have any relative, participating, optional or other voting rights or powers, and the consent of the holders thereof shall not be required for the taking of any corporate action. In any matter in which the holders of Series F Preferred Stock are entitled to vote, each such holder shall have the right to one vote for each share of Series F Preferred Stock held by such holder.

          (a)   If and whenever six quarterly dividends (whether or not consecutive) payable on the Series F Preferred Stock are in arrears, whether or not earned or declared, the number of members then constituting the Board will be increased by two and the holders of Series F Preferred Stock, voting together as a class with the holders of any other series of Parity Stock upon which like voting rights have been conferred and are exercisable (any such other series, the "Voting Preferred Stock"), will have the right to elect two additional directors of the Corporation (the "Preferred Stock Directors") at an annual meeting of stockholders or a properly called special meeting of the holders of the Series F Preferred Stock and such Voting Preferred Stock and at each subsequent annual meeting of stockholders until all such dividends and dividends for the then current quarterly period on the Series F Preferred Stock and such other Voting Preferred Stock have been paid or declared and set aside for payment. Whenever all arrears in dividends on the Series F Preferred Stock and the Voting Preferred Stock then outstanding have been paid and full dividends on the Series F Preferred Stock and the Voting Preferred Stock for the then current quarterly dividend period have been paid in full or declared and set apart for payment in full, then the right of the holders of the Series F Preferred Stock and the Voting Preferred Stock to elect the two Preferred Stock Directors will cease, the terms of office of the Preferred Stock Directors will forthwith terminate and the number of members of the Board will be reduced accordingly; provided, however, that the right of the holders of the Series F Preferred Stock and the Voting Preferred Stock to elect

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  the Preferred Stock Directors will again vest if and whenever six quarterly dividends are in arrears, as described above. In no event shall the holders of Series F Preferred Stock be entitled pursuant to these voting rights to elect a director that would cause the Corporation to fail to satisfy a requirement relating to director independence of any national securities exchange on which any class or series of the Corporation's stock is listed. In class votes with other Voting Preferred Stock, preferred stock of different series shall vote in proportion to the liquidation preference of the preferred stock.

          (b)   So long as any shares of Series F Preferred Stock are outstanding, the approval of two-thirds of the votes entitled to be cast by the holders of outstanding Series F Preferred Stock, voting separately as a class, either at a meeting of stockholders or by written consent, is required (i) to amend, alter or repeal any provisions of the Charter (including these Articles Supplementary), whether by merger, consolidation or otherwise, to affect materially and adversely the voting powers, rights or preferences of the holders of the Series F Preferred Stock, unless in connection with any such amendment, alteration or repeal, the Series F Preferred Stock remains outstanding without the terms thereof being materially changed in any respect adverse to the holders thereof or is converted into or exchanged for preferred stock of the surviving entity having preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption thereof that are substantially similar to those of the Series F Preferred Stock, or (ii) to authorize, create, or increase the authorized amount of any class or series of capital stock having rights senior to the Series F Preferred Stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up (provided that if such amendment affects materially and adversely the rights, preferences, privileges or voting powers of one or more but not all of the other series of Voting Preferred Stock, the consent of the holders of at least two-thirds of the outstanding shares of each such series so affected is required). However, the Corporation may create additional classes of Parity Stock and Junior Stock, amend the Charter and these Articles Supplementary to increase the authorized number of shares of Parity Stock (including the Series F Preferred Stock) and Junior Stock and issue additional series of Parity Stock and Junior Stock without the consent of any holder of Series F Preferred Stock.

          (c)   The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding Series F Preferred Stock shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been deposited in trust to effect such redemption.

        (7)    Information Rights.    During any period in which the Corporation is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any shares of Series F Preferred Stock are outstanding, the Corporation will (i) transmit by mail (or other permissible means under the Exchange Act) to all holders of Series F Preferred Stock, as their names and addresses appear in the record books of the Corporation and without cost to such holders, copies of the annual reports on Form 10-K and quarterly reports on Form 10-Q that the Corporation would have been required to file with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Exchange Act if the Corporation were subject thereto (other than any exhibits that would have been required) and (ii) promptly, upon request, supply copies of such reports to any prospective holder of Series F Preferred Stock. The Corporation

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will mail (or otherwise provide) the information to the holders of Series F Preferred Stock within 15 days after the respective dates by which a periodic report on Form 10-K or Form 10-Q, as the case may be, in respect of such information would have been required to be filed with the Securities and Exchange Commission if the Corporation were subject to Section 13 or 15(d) of the Exchange Act, in each case, based on the dates on which the Corporation would be required to file such periodic reports if the Corporation were a "non-accelerated filer" within the meaning of the Exchange Act.

        (8)    Other Limitations; Ownership and Transfer of the Series F Preferred Stock.    The Series F Preferred Stock constitutes Capital Stock (as defined in the Charter) of the Corporation and is governed by and issued subject to all the ownership and transfer restrictions of the Charter applicable to Capital Stock generally, including but not limited to the terms and conditions (including exceptions and exemptions) of Article VII of the Charter applicable to Capital Stock. The foregoing sentence shall not be construed to limit the applicability to the Series F Preferred Stock of any other term or provision of the Charter.

        (9)    Conversion Upon a Change of Control.    The Series F Preferred Stock is not convertible into or exchangeable for any other property or securities of the Corporation, except as provided in this Section 9.

          (a)   Upon the occurrence of a Change of Control, each holder of Series F Preferred Stock will have the right, subject to the Special Redemption Right of the Corporation, to convert some or all of the shares of Series F Preferred Stock held by such holder (the "Change of Control Conversion Right") on the relevant Change of Control Conversion Date (as defined herein) into a number of shares of Class A Common Stock (as defined in the Charter) per share of Series F Preferred Stock (the "Common Stock Conversion Consideration") equal to the lesser of (A) the quotient obtained by dividing (i) the sum of (x) $25.00, plus (y) an amount equal to any accrued and unpaid dividends (whether or not declared) to, but not including, the Change of Control Conversion Date (as defined herein), except if such Change of Control Conversion Date is after a record date for a Series F Preferred Stock dividend payment and prior to the corresponding Series F Dividend Payment Date, in which case the amount pursuant to this clause (i)(y) shall equal $0.00 in respect of such dividend payment to be made on such Series F Dividend Payment Date, by (ii) the Common Stock Price (as defined herein) (such quotient, the "Conversion Rate"), and (B) [4.3718]2 (the "Share Cap"), subject to the immediately succeeding paragraph.

          The Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a Class A Common Stock dividend), subdivisions or combinations (in each case, a "Share Split") with respect to Class A Common Stock as follows: the adjusted Share Cap as the result of a Share Split shall be the number of shares of Class A Common Stock that is equivalent to the product of (i) the Share Cap in effect immediately prior to such Share Split multiplied by (ii) a fraction, the numerator of which is the number of shares of Class A Common Stock outstanding after giving effect to such Share Split and the denominator of which is the number of shares of Class A Common Stock outstanding immediately prior to such Share Split.

2 NTD: The Share Cap will need to be updated if the applicable Exchange Ratio changes.

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          For the avoidance of doubt, subject to the immediately succeeding sentence, the aggregate number of shares of Class A Common Stock (or equivalent Alternative Conversion Consideration (as defined herein), as applicable) issuable in connection with the exercise of the Change of Control Conversion Right shall not exceed [22,733,222]3 shares of Class A Common Stock (or equivalent Alternative Conversion Consideration, as applicable), subject to increase to the extent the underwriters' over-allotment option to purchase additional Series F Preferred Stock in the initial public offering of Series F Preferred Stock is exercised, not to exceed [26,143,205]4 shares of Class A Common Stock in total (or equivalent Alternative Conversion Consideration, as applicable) (the "Exchange Cap"). The Exchange Cap is subject to pro rata adjustments for any Share Splits with respect to Class A Common Stock as follows: the adjusted Exchange Cap as the result of a Share Split will be the number of shares of Class A Common Stock that is equivalent to the product of (i) the Exchange Cap in effect immediately prior to such Share Split multiplied by (ii) a fraction, the numerator of which is the number of shares of Class A Common Stock outstanding after giving effect to such Share Split and the denominator of which is the number of shares of Class A Common Stock outstanding immediately prior to such Share Split.

          In the case of a Change of Control as a result of which holders of Class A Common Stock are entitled to receive consideration other than solely shares of Class A Common Stock, including other securities, other property or assets (including cash or any combination thereof) with respect to or in exchange for shares of Class A Common Stock (the "Alternative Form Consideration"), a holder of Series F Preferred Stock shall be entitled thereafter to convert (subject to the Corporation's Special Redemption Right) such Series F Preferred Stock not into Class A Common Stock but solely into the kind and amount of Alternative Form Consideration which the holder of Series F Preferred Stock would have owned or been entitled to receive upon such Change of Control as if such holder of Series F Preferred Stock then held the Common Stock Conversion Consideration immediately prior to the effective time of the Change of Control (the "Alternative Conversion Consideration," and the Common Stock Conversion Consideration or the Alternative Conversion Consideration, as may be applicable to a Change of Control, shall be referred to herein as the "Conversion Consideration").

          If the holders of Class A Common Stock have the opportunity to elect the form of consideration to be received in such Change of Control, the Conversion Consideration will be deemed to be the kind and amount of consideration actually received by holders of a majority of Class A Common Stock that voted for such an election (if electing between two types of consideration) or holders of a plurality of Class A Common Stock that voted for such an election (if electing between more than two types of consideration), as the case may be.

          As used herein, "Common Stock Price" will mean (i) if the consideration to be received in the Change of Control by holders of shares of Class A Common Stock is solely cash, the amount of cash consideration per share of Class A Common Stock, (ii) if the consideration to be received in the Change of Control by holders of Class A Common Stock is other than solely cash, the average of the closing price per share of Class A Common Stock on the ten consecutive trading days immediately preceding, but not including, the effective date of the

3 NTD: The Exchange Cap will need to be updated if the applicable Exchange Ratio changes.

4 NTD: The Exchange Cap will need to be updated if the applicable Exchange Ratio changes.

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  Change of Control, and (iii) if there is not a readily determinable closing price for the Class A Common Stock or Alternative Form Consideration (as defined herein), the fair market value of Class A Common Stock or such Alternative Form Consideration (as determined by the Board or a committee thereof).

          (b)   No fractional shares of Class A Common Stock shall be issued upon the conversion of Series F Preferred Stock. In lieu of fractional shares, holders shall be entitled to receive the cash value of such fractional shares based on the Common Stock Price.

          (c)   Within 15 days following the occurrence of a Change of Control, the Corporation shall provide to holders of Series F Preferred Stock a notice of occurrence of the Change of Control that describes the resulting Change of Control Conversion Right. A failure to give such notice or any defect in the notice or in its mailing shall not affect the validity of the proceedings for the conversion of any Series F Preferred Stock except as to the holder to whom notice was defective or not given. Each notice shall state the following: (i) the events constituting the Change of Control; (ii) the date of the Change of Control; (iii) the last date on which the holders of Series F Preferred Stock may exercise their Change of Control Conversion Right, which shall be the Change of Control Conversion Date; (iv) the method and period for calculating the Common Stock Price; (v) the Change of Control Conversion Date, which will be a business day occurring within 20 to 35 days following the date of the notice; (vi) if applicable, the type and amount of Alternative Conversion Consideration entitled to be received per share of Series F Preferred Stock; (vii) the name and address of the paying agent and the conversion agent; and (viii) the procedures that the holders of Series F Preferred Stock must follow to exercise the Change of Control Conversion Right.

          (d)   The Corporation shall issue a press release for publication on the Dow Jones & Company, Inc., Business Wire, PR Newswire or Bloomberg Business News (or, if such organizations are not in existence at the time of issuance of such press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), or post notice on the Corporation's website, in any event prior to the opening of business on the first Business Day following any date on which the Corporation provides notice pursuant to paragraph (c) above to the holders of Series F Preferred Stock.

          (e)   In order to exercise the Change of Control Conversion Right, a holder of Series F Preferred Stock shall be required to deliver, on or before the close of business on the Change of Control Conversion Date, the certificates (if any) evidencing the shares of Series F Preferred Stock to be converted, duly endorsed for transfer, together with a written conversion notice completed, to the transfer agent. Such conversion notice shall state: (i) the relevant Change of Control Conversion Date; (ii) the number of shares of Series F Preferred Stock to be converted; and (iii) that the shares of Series F Preferred Stock are to be converted pursuant to the applicable provisions of the Series F Preferred Stock. Notwithstanding the foregoing, if the shares of Series F Preferred Stock are held in global form, such notice shall comply with applicable procedures of the Depository Trust Company ("DTC"). The "Change of Control Conversion Date" shall be a Business Day set forth in the notice of Change of Control provided in accordance with paragraph 9(c) hereof that is no less than 20 days nor more than 35 days after the date on which the Corporation gives such notice pursuant to paragraph 9(c) hereof.

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          (f)    Holders of Series F Preferred Stock may withdraw any notice of exercise of a Change of Control Conversion Right (in whole or in part) by a written notice of withdrawal delivered to the Corporation's transfer agent prior to the close of business on the Business Day prior to the Change of Control Conversion Date. The notice of withdrawal must state: (i) the number of withdrawn shares of Series F Preferred Stock; (ii) if certificated shares of Series F Preferred Stock have been issued, the certificate numbers of the withdrawn shares of Series F Preferred Stock; and (iii) the number of shares of Series F Preferred Stock, if any, which remain subject to the conversion notice. Notwithstanding the foregoing, if the shares of Series F Preferred Stock are held in global form, the notice of withdrawal shall comply with applicable DTC procedures.

          (g)   Series F Preferred Stock as to which the Change of Control Conversion Right has been properly exercised and for which the conversion notice has not been properly withdrawn shall be converted into the applicable Conversion Consideration in accordance with the Change of Control Conversion Right on the Change of Control Conversion Date.

          (h)   In connection with the exercise of any Change of Control Conversion Right, the Corporation will comply with all U.S. federal and state securities laws and stock exchange rules in connection with any conversion of Series F Preferred Stock into Class A Common Stock. Notwithstanding anything to the contrary contained herein, no holder of Series F Preferred Stock will be entitled to convert such Series F Preferred Stock for Class A Common Stock to the extent that receipt of such Class A Common Stock would cause such holder (or any other person) to Beneficially Own or Constructively Own, within the meaning of the Charter, Common Stock of the Corporation in excess of the Common Stock Ownership Limit, as such term is defined in the Charter.

        (10)    Record Holders.    The Corporation and the transfer agent for the Series F Preferred Stock may deem and treat the record holder of any Series F Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the transfer agent shall be affected by any notice to the contrary.

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EXHIBIT G
SERIES G PREFERRED STOCK

        Under a power contained in the charter (the "Charter") of Colony NorthStar, Inc., a Maryland corporation (the "Corporation"), the Board of Directors of the Corporation (the "Board") classified and designated 3,450,000 shares of the Preferred Stock (as defined in the Charter), as shares of 7.50% Series G Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, with the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption set forth below, which upon any restatement of the Charter, shall be deemed to be part of Article VI of the Charter, with any necessary or appropriate changes to the enumeration or lettering of sections or subsections hereof:

7.50% Series G Cumulative Redeemable Perpetual Preferred Stock

        (1)    Designation and Number.    A series of Preferred Stock, designated as the "7.50% Series G Cumulative Redeemable Perpetual Preferred Stock" (the "Series G Preferred Stock"), is hereby established. The par value of the Series G Preferred Stock is $0.01 per share. The number of shares of the Series G Preferred Stock shall be 3,450,000.

        (2)    Ranking.    The Series G Preferred Stock will, with respect to rights to receive dividends and to participate in distributions or payments upon liquidation, dissolution or winding up of the Corporation, rank (a) senior to the Common Stock (as defined in the Charter) and any other class of capital stock of the Corporation, now or hereafter issued and outstanding, the terms of which provide that such capital stock ranks, as to the payment of dividends or amounts upon liquidation, dissolution or winding up of the Corporation, junior to such Series G Preferred Stock ("Junior Stock"), (b) on a parity with the 8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, the 8.25% Series B Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, the 8.875% Series C Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, the 8.500% Series D Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, the 8.75% Series E Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, the 8.50% Series F Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, and the 7.125% Series H Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, and any equity securities the Corporation may authorize or issue in the future that, pursuant to the terms thereof, rank on parity with the Series G Preferred Stock with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding up of the Corporation ("Parity Stock"); and (c) junior to any equity securities the Corporation may authorize or issue in the future that, pursuant to the terms thereof, rank senior to the Series G Preferred Stock with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding up of the Corporation ("Senior Stock"). Any authorization or issuance of Senior Stock would require the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series G Preferred Stock voting together as a single class with all other classes or series of Parity Stock upon which like voting rights have been conferred and are

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exercisable. Any convertible or exchangeable debt securities that the Corporation may issue are not considered to be equity securities for these purposes.

        (3)    Dividends.

          (a)   Holders of the then outstanding shares of Series G Preferred Stock shall be entitled to receive, when, as and if authorized by the Board and declared by the Corporation, out of funds legally available for payment of dividends, cumulative cash dividends at the rate of 7.50% per annum of the $25.00 liquidation preference of each share of Series G Preferred Stock (equivalent to $1.875 per annum per share).

          (b)   Dividends on each outstanding share of Series G Preferred Stock shall be cumulative from and including [[                ] 15, 201[    •    ]] and shall be payable (i) for the period from [[                ] 15, 201[    •    ]] to [[                ] 14, 2017], on [[                ] 15, 2017], and (ii) for each quarterly distribution period thereafter, quarterly in equal amounts in arrears on the 15th day of each January, April, July and October, commencing on [[                ] 15, 2017]1 (each such day being hereinafter called a "Series G Dividend Payment Date") at the then applicable annual rate; provided, however, that if any Series G Dividend Payment Date falls on any day other than a Business Day (as hereinafter defined), the dividend that would otherwise have been payable on such Series G Dividend Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Series G Dividend Payment Date, and no interest or other sums shall accrue on the amount so payable from such Series G Dividend Payment Date to such next succeeding Business Day. Each dividend is payable to holders of record as they appear on the stock records of the Corporation at the close of business on the record date, not exceeding 30 days preceding the applicable Series G Dividend Payment Date, as shall be fixed by the Board. Dividends shall accumulate from [[                ] 15, 201[    •    ]] or the most recent Series G Dividend Payment Date to which full cumulative dividends have been paid, whether or not in any such dividend period or periods there shall be funds legally available for the payment of such dividends, whether the Corporation has earnings or whether such dividends are authorized. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series G Preferred Stock that may be in arrears. Holders of the Series G Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on the Series G Preferred Stock. Dividends payable on the Series G Preferred Stock for any period greater or less than a full dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends payable on the Series G Preferred Stock for each full dividend period will be computed by dividing the applicable annual dividend rate by four. After full cumulative distributions on the Series G Preferred Stock have been paid, the holders of Series G Preferred Stock will not be entitled to any further distributions with respect to that dividend period.

          (c)   So long as any shares of Series G Preferred Stock are outstanding, no dividends, except

1 NTD: The first Dividend Period start date will depend on whether the Constellation Board has authorized, and Constellation has declared, the dividend for the Dividend Period during which closing occurs with a record date prior to the date of closing. If the dividend has not been so declared prior to closing, the accrual start date for the initial Dividend Period will be the start of the current Dividend Period at closing (i.e., in the past). If the dividend has been so declared prior to closing, the accrual start date for the initial Dividend Period will be the start of the first Dividend Period after closing (i.e., in the future).

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  as described in the immediately following sentence, shall be authorized and declared or paid or set apart for payment on any series or class or classes of Parity Stock for any period unless full cumulative dividends have been declared and paid or are contemporaneously declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series G Preferred Stock for all prior dividend periods. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends authorized and declared upon the Series G Preferred Stock and all dividends authorized and declared upon any other series or class or classes of Parity Stock shall be authorized and declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series G Preferred Stock and such Parity Stock.

          (d)   So long as any shares of Series G Preferred Stock are outstanding, no dividends (other than dividends or distributions paid solely in Junior Stock of, or in options, warrants or rights to subscribe for or purchase, Junior Stock) shall be authorized and declared or paid or set apart for payment or other distribution authorized and declared or made upon Junior Stock, nor shall any Junior Stock be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Stock made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the Corporation or any subsidiary, or a conversion into or exchange for Junior Stock or redemptions for the purpose of preserving the Corporation's qualification as a REIT (as defined in the Charter)), for any consideration (or any monies to be paid to or made available for a sinking fund for the redemption of any such shares) by the Corporation, directly or indirectly (except by conversion into or exchange for Junior Stock), unless in each case full cumulative dividends on all outstanding shares of Series G Preferred Stock and any Parity Stock at the time such dividends are payable shall have been paid or set apart for payment for all past dividend periods with respect to the Series G Preferred Stock and all past dividend periods with respect to such Parity Stock.

          (e)   Any dividend payment made on the Series G Preferred Stock, including any capital gains dividends, shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable.

          (f)    Except as provided herein, the Series G Preferred Stock shall not be entitled to participate in the earnings or assets of the Corporation.

          (g)   As used herein, the term "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close.

          (h)   As used herein, the term "dividend" does not include dividends payable solely in shares of Junior Stock on Junior Stock, or in options, warrants or rights to holders of Junior Stock to subscribe for or purchase any Junior Stock.

        (4)    Liquidation Preference.

          (a)   In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation shall be made to or set apart for the holders of Junior Stock, the holders of the Series G Preferred Stock shall be entitled to receive $25.00 per share (the "Liquidation Preference") plus an amount per share equal to all accrued and unpaid dividends (whether or not earned or

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  declared) thereon to, but not including, the date of final distribution to such holders; but such holders of the Series G Preferred Stock shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the Series G Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Parity Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of such Series G Preferred Stock and any such other Parity Stock ratably in accordance with the respective amounts that would be payable on such Series G Preferred Stock and any such other Parity Stock if all amounts payable thereon were paid in full. For the purposes of this Section 4, none of (i) a consolidation or merger of the Corporation with one or more entities, (ii) a statutory stock exchange by the Corporation or (iii) a sale or transfer of all or substantially all of the Corporation's assets shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.

          (b)   Until payment shall have been made in full to the holders of the Series G Preferred Stock, as provided in this Section 4, and to the holders of Parity Stock, subject to any terms and provisions applying thereto, no payment will be made to any holder of Junior Stock upon the liquidation, dissolution or winding up of the Corporation. Subject to the rights of the holders of Parity Stock, upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of the Series G Preferred Stock, as provided in this Section 4, any series or class or classes of Junior Stock shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series G Preferred Stock shall not be entitled to share therein.

        (5)    Optional Redemption.

          (a)   Except as otherwise permitted by the Charter and paragraph (b) below, the Series G Preferred Stock shall not be redeemable by the Corporation prior to June 19, 2019. On and after June 19, 2019, the Corporation, at its option, upon giving notice as provided below, may redeem the Series G Preferred Stock, in whole, at any time, or in part, from time to time, for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends on the Series G Preferred Stock (whether or not declared), to, but not including, the redemption date (the "Regular Redemption Right").

          (b)   Upon the occurrence of a Change of Control (as defined herein), the Corporation will have the option, upon giving notice as provided below, to redeem the Series G Preferred Stock, in whole, at any time, or in part, from time to time, within 120 days after the first date on which the Change of Control has occurred (the "Special Redemption Right"), for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends on the Series G Preferred Stock (whether or not declared), to, but not including, the redemption date (the "Special Redemption Price"). If the Corporation exercises its Special Redemption Right in connection with a Change of Control, holders of Series G Preferred Stock will not be permitted to exercise their Change of Control Conversion Right (as defined herein) in respect of any shares of Series G Preferred Stock that have been called for redemption, and any shares of Series G Preferred Stock subsequently called for redemption that have been tendered for conversion will be redeemed on the applicable date of redemption instead of converted on the Change of Control Conversion Date (as defined herein). Any partial redemption will be selected by lot or pro rata.

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          A "Change of Control" will be deemed to have occurred at such time after the original issuance of the Series G Preferred Stock when the following has occurred:

              (i)  the acquisition by any person, including any syndicate or group deemed to be a "person" under Section 13(d)(3) of the Exchange Act, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the Corporation entitling that person to exercise more than 50% of the total voting power of all shares of the Corporation entitled to vote generally in elections of directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

             (ii)  following the closing of any transaction referred to in clause (i) above, neither the Corporation nor the acquiring or surviving entity has a class of common securities or American Depositary Receipts listed on the NYSE, the NYSE Amex Equities, or NYSE Amex, or NASDAQ, or listed on an exchange that is a successor to the NYSE, NYSE Amex or NASDAQ.

          (c)   The following provisions set forth the general procedures for redemption applicable to redemptions pursuant to the Regular Redemption Right and the Special Redemption Right:

              (i)  Upon any redemption date applicable to Series G Preferred Stock, the Corporation shall pay on each share of Series G Preferred Stock to be redeemed any accrued and unpaid dividends (whether or not declared), in arrears, for any dividend period ending on or prior to the redemption date. If a redemption date falls after a record date for a Series G Preferred Stock dividend payment and prior to the corresponding Series G Dividend Payment Date, then each holder of the Series G Preferred Stock at the close of business on such record date shall be entitled to the dividend payable on such Series G Preferred Stock on the corresponding Series G Dividend Payment Date notwithstanding the redemption of such Series G Preferred Stock prior to such Series G Dividend Payment Date. Except as provided above, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on any shares of Series G Preferred Stock called for redemption.

             (ii)  If full cumulative dividends on the Series G Preferred Stock and any class or classes of Parity Stock have not been paid or declared and set apart for payment, the Corporation may not purchase, redeem or otherwise acquire Series G Preferred Stock in part or any Parity Stock other than in exchange for Junior Stock; provided, however, that the foregoing shall not prevent the purchase by the Corporation of shares held in excess of the limits set forth in the Charter in order to ensure that the Corporation continues to meet the requirements for qualification as a REIT.

            (iii)  On and after the date fixed for redemption, provided that the Corporation has made available at the office of the registrar and transfer agent a sufficient amount of cash to effect the redemption, dividends will cease to accrue on the shares of Series G Preferred Stock called for redemption (except that, in the case of a redemption date after a dividend payment record date and prior to the related Series G Dividend Payment Date, holders of Series G Preferred Stock on the applicable dividend payment record date will be entitled on such Series G Dividend Payment Date to receive the dividend payable on such shares on

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    the corresponding Series G Dividend Payment Date), such shares shall no longer be deemed to be outstanding and all rights of the holders of such shares as holders of Series G Preferred Stock shall cease except the right to receive the cash payable upon such redemption, without interest from the date of such redemption.

          (d)   The following provisions set forth the procedures for redemption, in addition to those general procedures set forth in Section 5(c) hereof, pursuant to the Regular Redemption Right.

              (i)  A notice of redemption (which may be contingent upon the occurrence of a future event) shall be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of the Series G Preferred Stock at their addresses as they appear on the Corporation's stock transfer records. A failure to give such notice or any defect in the notice or in its mailing shall not affect the validity of the proceedings for the redemption of any shares of the Series G Preferred Stock except as to the holder to whom notice was defective or not given. In addition to any information required by law or by the applicable rules of any exchange upon which the Series G Preferred Stock may be listed or admitted to trading, each notice shall state: (A) the redemption date; (B) the redemption price; (C) the number of shares of Series G Preferred Stock to be redeemed and, if fewer than all the shares of Series G Preferred Stock held by such holder are to be redeemed, the number of such shares of Series G Preferred Stock to be redeemed from such holder; (D) the place or places where the certificates, if any, evidencing the shares of Series G Preferred Stock are to be surrendered for payment of the redemption price; and (E) that dividends on the shares to be redeemed will cease to accrue on such redemption date except as otherwise provided herein.

             (ii)  If fewer than all the outstanding shares of the Series G Preferred Stock are to be redeemed, the shares to be redeemed shall be selected by lot or pro rata (as nearly as practicable without creating fractional shares).

            (iii)  At its election, the Corporation, prior to a redemption date, may irrevocably deposit the redemption price (including accumulated and unpaid dividends to the redemption date) of the Series G Preferred Stock so called for redemption in trust for the holders thereof with a bank or trust company, in which case the redemption notice to holders of the Series G Preferred Stock to be redeemed shall (A) state the date of such deposit, (B) specify the office of such bank or trust company as the place of payment of the redemption price and (C) require such holders to surrender the certificates evidencing such shares at such place on or about the date fixed in such redemption notice (which may not be later than the redemption date) against payment of the redemption price (including all accumulated and unpaid dividends to the redemption date). Subject to applicable escheat laws, any monies so deposited which remain unclaimed by the holders of the Series G Preferred Stock at the end of two years after the redemption date shall be returned by such bank or trust company to the Corporation.

          (e)   The following provisions set forth the procedures for redemption, in addition to those general procedures set forth in Section 5(c) hereof, pursuant to the Special Redemption Right.

              (i)  A notice of special optional redemption will be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of the Series G Preferred Stock at their addresses as they appear on the Corporation's stock

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    transfer records. A failure to give such notice or any defect in the notice or in its mailing will not affect the validity of the proceedings for the special optional redemption of the shares of Series G Preferred Stock except as to the holder to whom notice was defective or not given. Each notice will state: (A) the redemption date; (B) the redemption price; (C) the number of shares of Series G Preferred Stock to be redeemed; (D) the place or places where the certificates, if any, evidencing the shares of Series G Preferred Stock are to be surrendered for payment; (E) that the shares of Series G Preferred Stock are being redeemed pursuant to the Corporation's special optional redemption right in connection with the occurrence of a Change of Control and a brief description of the transaction or transactions constituting such Change of Control; (F) that the holders of shares of Series G Preferred Stock to which the notice relates will not be able to tender such shares of Series G Preferred Stock for conversion in connection with the Change of Control and each share of Series G Preferred Stock tendered for conversion that is selected for redemption, prior to the Change of Control Conversion Date, will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date; and (G) that dividends on the shares to be redeemed will cease to accrue on such redemption date except as otherwise provided herein.

             (ii)  If fewer than all the shares of Series G Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder will also specify the number of shares of Series G Preferred Stock to be redeemed from such holder. If fewer than all of the outstanding shares of Series G Preferred Stock are to be redeemed, the shares to be redeemed shall be selected by lot or pro rata.

            (iii)  On and after the date fixed for redemption, provided that the Corporation has given a notice of redemption and has paid or set aside sufficient funds for the redemption in trust for the benefit of the holders of shares of Series G Preferred Stock called for redemption, those shares of Series G Preferred Stock will be treated as no longer being outstanding, no further dividends will accrue on the share of Series G Preferred Stock called for redemption and all other rights of the holders of those shares of Series G Preferred Stock will terminate (except that, in the case of a redemption date after a dividend payment record date and prior to the related Series G Dividend Payment Date, holders of Series G Preferred Stock on the applicable record date will be entitled on such Series G Dividend Payment Date to receive the dividend payable on such shares on the corresponding Series G Dividend Payment Date). The holders of those shares of Series G Preferred Stock will retain their right to receive the redemption price for their shares and any accrued and unpaid dividends to (but not including) the redemption date, without interest from the date of such redemption.

            (iv)  At its election, the Corporation, prior to a redemption date, may irrevocably deposit the redemption price (including accumulated and unpaid dividends to the redemption date) of the Series G Preferred Stock so called for redemption in trust for the holders thereof with a bank or trust company, in which case the redemption notice to holders of the Series G Preferred Stock to be redeemed shall (A) state the date of such deposit, (B) specify the office of such bank or trust company as the place of payment of the redemption price and (C) require such holders to surrender the certificates evidencing such shares at such place on or about the date fixed in such redemption notice (which may not be later than the redemption date) against payment of the redemption price (including all accumulated and unpaid dividends to the redemption date). Subject to applicable escheat laws, any monies

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    so deposited which remain unclaimed by the holders of the Series G Preferred Stock at the end of two years after the redemption date shall be returned by such bank or trust company to the Corporation.

          (f)    Any shares of Series G Preferred Stock that shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board.

        (6)    Voting Rights.    Except as otherwise set forth herein, the Series G Preferred Stock shall not have any relative, participating, optional or other voting rights or powers, and the consent of the holders thereof shall not be required for the taking of any corporate action. In any matter in which the holders of Series G Preferred Stock are entitled to vote, each such holder shall have the right to one vote for each share of Series G Preferred Stock held by such holder.

          (a)   If and whenever six quarterly dividends (whether or not consecutive) payable on the Series G Preferred Stock are in arrears, whether or not earned or declared, the number of members then constituting the Board will be increased by two and the holders of Series G Preferred Stock, voting together as a class with the holders of any other series of Parity Stock upon which like voting rights have been conferred and are exercisable (any such other series, the "Voting Preferred Stock"), will have the right to elect two additional directors of the Corporation (the "Preferred Stock Directors") at an annual meeting of stockholders or a properly called special meeting of the holders of the Series G Preferred Stock and such Voting Preferred Stock and at each subsequent annual meeting of stockholders until all such dividends and dividends for the then current quarterly period on the Series G Preferred Stock and such other Voting Preferred Stock have been paid or declared and set aside for payment. Whenever all arrears in dividends on the Series G Preferred Stock and the Voting Preferred Stock then outstanding have been paid and full dividends on the Series G Preferred Stock and the Voting Preferred Stock for the then current quarterly dividend period have been paid in full or declared and set apart for payment in full, then the right of the holders of the Series G Preferred Stock and the Voting Preferred Stock to elect the two Preferred Stock Directors will cease, the terms of office of the Preferred Stock Directors will forthwith terminate and the number of members of the Board will be reduced accordingly; provided, however, that the right of the holders of the Series G Preferred Stock and the Voting Preferred Stock to elect the Preferred Stock Directors will again vest if and whenever six quarterly dividends are in arrears, as described above. In no event shall the holders of Series G Preferred Stock be entitled pursuant to these voting rights to elect a director that would cause the Corporation to fail to satisfy a requirement relating to director independence of any national securities exchange on which any class or series of the Corporation's stock is listed. In class votes with other Voting Preferred Stock, preferred stock of different series shall vote in proportion to the liquidation preference of the preferred stock.

          (b)   So long as any shares of Series G Preferred Stock are outstanding, the approval of two-thirds of the votes entitled to be cast by the holders of outstanding Series G Preferred Stock, voting separately as a class, either at a meeting of stockholders or by written consent, is required (i) to amend, alter or repeal any provisions of the Charter (including these Articles Supplementary), whether by merger, consolidation or otherwise, to affect materially and adversely the voting powers, rights or preferences of the holders of the Series G Preferred Stock, unless in connection with any such amendment, alteration or repeal, the Series G

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  Preferred Stock remains outstanding without the terms thereof being materially changed in any respect adverse to the holders thereof or is converted into or exchanged for preferred stock of the surviving entity having preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption thereof that are substantially similar to those of the Series G Preferred Stock, or (ii) to authorize, create, or increase the authorized amount of any class or series of capital stock having rights senior to the Series G Preferred Stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up (provided that if such amendment affects materially and adversely the rights, preferences, privileges or voting powers of one or more but not all of the other series of Voting Preferred Stock, the consent of the holders of at least two-thirds of the outstanding shares of each such series so affected is required). However, the Corporation may create additional classes of Parity Stock and Junior Stock, amend the Charter and these Articles Supplementary to increase the authorized number of shares of Parity Stock (including the Series G Preferred Stock) and Junior Stock and issue additional series of Parity Stock and Junior Stock without the consent of any holder of Series G Preferred Stock.

          (c)   The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding Series G Preferred Stock shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been deposited in trust to effect such redemption.

        (7)    Information Rights.    During any period in which the Corporation is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any shares of Series G Preferred Stock are outstanding, the Corporation will (i) transmit by mail (or other permissible means under the Exchange Act) to all holders of Series G Preferred Stock, as their names and addresses appear in the record books of the Corporation and without cost to such holders, copies of the annual reports on Form 10-K and quarterly reports on Form 10-Q that the Corporation would have been required to file with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Exchange Act if the Corporation were subject thereto (other than any exhibits that would have been required) and (ii) promptly, upon request, supply copies of such reports to any prospective holder of Series G Preferred Stock. The Corporation will mail (or otherwise provide) the information to the holders of Series G Preferred Stock within 15 days after the respective dates by which a periodic report on Form 10-K or Form 10-Q, as the case may be, in respect of such information would have been required to be filed with the Securities and Exchange Commission if the Corporation were subject to Section 13 or 15(d) of the Exchange Act, in each case, based on the dates on which the Corporation would be required to file such periodic reports if the Corporation were a "non-accelerated filer" within the meaning of the Exchange Act.

        (8)    Other Limitations; Ownership and Transfer of the Series G Preferred Stock.    The Series G Preferred Stock constitutes Capital Stock (as defined in the Charter) of the Corporation and is governed by and issued subject to all the ownership and transfer restrictions of the Charter applicable to Capital Stock generally, including but not limited to the terms and conditions (including exceptions and exemptions) of Article VII of the Charter applicable to Capital Stock. The foregoing sentence shall not be construed to limit the applicability to the Series G Preferred Stock of any other term or provision of the Charter.

        (9)    Conversion Upon a Change of Control.    The Series G Preferred Stock is not convertible into

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or exchangeable for any other property or securities of the Corporation, except as provided in this Section 9.

          (a)   Upon the occurrence of a Change of Control, each holder of Series G Preferred Stock will have the right, subject to the Special Redemption Right of the Corporation, to convert some or all of the shares of Series G Preferred Stock held by such holder (the "Change of Control Conversion Right") on the relevant Change of Control Conversion Date (as defined herein) into a number of shares of Class A Common Stock (as defined in the Charter) per share of Series G Preferred Stock (the "Common Stock Conversion Consideration") equal to the lesser of (A) the quotient obtained by dividing (i) the sum of (x) $25.00, plus (y) an amount equal to any accrued and unpaid dividends (whether or not declared) to, but not including, the Change of Control Conversion Date (as defined herein), except if such Change of Control Conversion Date is after a record date for a Series G Preferred Stock dividend payment and prior to the corresponding Series G Dividend Payment Date, in which case the amount pursuant to this clause (i)(y) shall equal $0.00 in respect of such dividend payment to be made on such Series G Dividend Payment Date, by (ii) the Common Stock Price (as defined herein) (such quotient, the "Conversion Rate"), and (B) [3.2936]2 (the "Share Cap"), subject to the immediately succeeding paragraph.

          The Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a Class A Common Stock dividend), subdivisions or combinations (in each case, a "Share Split") with respect to Class A Common Stock as follows: the adjusted Share Cap as the result of a Share Split shall be the number of shares of Class A Common Stock that is equivalent to the product of (i) the Share Cap in effect immediately prior to such Share Split multiplied by (ii) a fraction, the numerator of which is the number of shares of Class A Common Stock outstanding after giving effect to such Share Split and the denominator of which is the number of shares of Class A Common Stock outstanding immediately prior to such Share Split.

          For the avoidance of doubt, subject to the immediately succeeding sentence, the aggregate number of shares of Class A Common Stock (or equivalent Alternative Conversion Consideration (as defined herein), as applicable) issuable in connection with the exercise of the Change of Control Conversion Right shall not exceed [9,880,809]3 shares of Class A Common Stock (or equivalent Alternative Conversion Consideration, as applicable), subject to increase to the extent the underwriters' over-allotment option to purchase additional Series G Preferred Stock in the initial public offering of Series G Preferred Stock is exercised, not to exceed [11,362,931]4 shares of Class A Common Stock in total (or equivalent Alternative Conversion Consideration, as applicable) (the "Exchange Cap"). The Exchange Cap is subject to pro rata adjustments for any Share Splits with respect to Class A Common Stock as follows: the adjusted Exchange Cap as the result of a Share Split will be the number of shares of Class A Common Stock that is equivalent to the product of (i) the Exchange Cap in effect immediately prior to such Share Split multiplied by (ii) a fraction, the numerator of which is the number of shares of Class A Common Stock outstanding after giving effect to such Share Split and the denominator of which is the number of shares of Class A Common Stock outstanding

2 NTD: The Share Cap will need to be updated if the applicable Exchange Ratio changes.

3 NTD: The Exchange Cap will need to be updated if the applicable Exchange Ratio changes.

4 NTD: The Exchange Cap will need to be updated if the applicable Exchange Ratio changes.

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  immediately prior to such Share Split.

          In the case of a Change of Control as a result of which holders of Class A Common Stock are entitled to receive consideration other than solely shares of Class A Common Stock, including other securities, other property or assets (including cash or any combination thereof) with respect to or in exchange for shares of Class A Common Stock (the "Alternative Form Consideration"), a holder of Series G Preferred Stock shall be entitled thereafter to convert (subject to the Corporation's Special Redemption Right) such Series G Preferred Stock not into Class A Common Stock but solely into the kind and amount of Alternative Form Consideration which the holder of Series G Preferred Stock would have owned or been entitled to receive upon such Change of Control as if such holder of Series G Preferred Stock then held the Common Stock Conversion Consideration immediately prior to the effective time of the Change of Control (the "Alternative Conversion Consideration," and the Common Stock Conversion Consideration or the Alternative Conversion Consideration, as may be applicable to a Change of Control, shall be referred to herein as the "Conversion Consideration").

          If the holders of Class A Common Stock have the opportunity to elect the form of consideration to be received in such Change of Control, the Conversion Consideration will be deemed to be the kind and amount of consideration actually received by holders of a majority of Class A Common Stock that voted for such an election (if electing between two types of consideration) or holders of a plurality of Class A Common Stock that voted for such an election (if electing between more than two types of consideration), as the case may be.

          As used herein, "Common Stock Price" will mean (i) if the consideration to be received in the Change of Control by holders of shares of Class A Common Stock is solely cash, the amount of cash consideration per share of Class A Common Stock, (ii) if the consideration to be received in the Change of Control by holders of Class A Common Stock is other than solely cash, the average of the closing price per share of Class A Common Stock on the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, and (iii) if there is not a readily determinable closing price for the Class A Common Stock or Alternative Form Consideration (as defined herein), the fair market value of Class A Common Stock or such Alternative Form Consideration (as determined by the Board or a committee thereof).

          (b)   No fractional shares of Class A Common Stock shall be issued upon the conversion of Series G Preferred Stock. In lieu of fractional shares, holders shall be entitled to receive the cash value of such fractional shares based on the Common Stock Price.

          (c)   Within 15 days following the occurrence of a Change of Control, the Corporation shall provide to holders of Series G Preferred Stock a notice of occurrence of the Change of Control that describes the resulting Change of Control Conversion Right. A failure to give such notice or any defect in the notice or in its mailing shall not affect the validity of the proceedings for the conversion of any Series G Preferred Stock except as to the holder to whom notice was defective or not given. Each notice shall state the following: (i) the events constituting the Change of Control; (ii) the date of the Change of Control; (iii) the last date on which the holders of Series G Preferred Stock may exercise their Change of Control Conversion Right, which shall be the Change of Control Conversion Date; (iv) the method and period for calculating the Common Stock Price; (v) the Change of Control Conversion Date, which will

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  be a business day occurring within 20 to 35 days following the date of the notice; (vi) if applicable, the type and amount of Alternative Conversion Consideration entitled to be received per share of Series G Preferred Stock; (vii) the name and address of the paying agent and the conversion agent; and (viii) the procedures that the holders of Series G Preferred Stock must follow to exercise the Change of Control Conversion Right.

          (d)   The Corporation shall issue a press release for publication on the Dow Jones & Company, Inc., Business Wire, PR Newswire or Bloomberg Business News (or, if such organizations are not in existence at the time of issuance of such press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), or post notice on the Corporation's website, in any event prior to the opening of business on the first Business Day following any date on which the Corporation provides notice pursuant to paragraph (c) above to the holders of Series G Preferred Stock.

          (e)   In order to exercise the Change of Control Conversion Right, a holder of Series G Preferred Stock shall be required to deliver, on or before the close of business on the Change of Control Conversion Date, the certificates (if any) evidencing the shares of Series G Preferred Stock to be converted, duly endorsed for transfer, together with a written conversion notice completed, to the transfer agent. Such conversion notice shall state: (i) the relevant Change of Control Conversion Date; (ii) the number of shares of Series G Preferred Stock to be converted; and (iii) that the shares of Series G Preferred Stock are to be converted pursuant to the applicable provisions of the Series G Preferred Stock. Notwithstanding the foregoing, if the shares of Series G Preferred Stock are held in global form, such notice shall comply with applicable procedures of the Depository Trust Company ("DTC"). The "Change of Control Conversion Date" shall be a Business Day set forth in the notice of Change of Control provided in accordance with paragraph 9(c) hereof that is no less than 20 days nor more than 35 days after the date on which the Corporation gives such notice pursuant to paragraph 9(c) hereof.

          (f)    Holders of Series G Preferred Stock may withdraw any notice of exercise of a Change of Control Conversion Right (in whole or in part) by a written notice of withdrawal delivered to the Corporation's transfer agent prior to the close of business on the Business Day prior to the Change of Control Conversion Date. The notice of withdrawal must state: (i) the number of withdrawn shares of Series G Preferred Stock; (ii) if certificated shares of Series G Preferred Stock have been issued, the certificate numbers of the withdrawn shares of Series G Preferred Stock; and (iii) the number of shares of Series G Preferred Stock, if any, which remain subject to the conversion notice. Notwithstanding the foregoing, if the shares of Series G Preferred Stock are held in global form, the notice of withdrawal shall comply with applicable DTC procedures.

          (g)   Series G Preferred Stock as to which the Change of Control Conversion Right has been properly exercised and for which the conversion notice has not been properly withdrawn shall be converted into the applicable Conversion Consideration in accordance with the Change of Control Conversion Right on the Change of Control Conversion Date.

          (h)   In connection with the exercise of any Change of Control Conversion Right, the Corporation will comply with all U.S. federal and state securities laws and stock exchange rules in connection with any conversion of Series G Preferred Stock into Class A Common Stock. Notwithstanding anything to the contrary contained herein, no holder of Series G

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  Preferred Stock will be entitled to convert such Series G Preferred Stock for Class A Common Stock to the extent that receipt of such Class A Common Stock would cause such holder (or any other person) to Beneficially Own or Constructively Own, within the meaning of the Charter, Common Stock of the Corporation in excess of the Common Stock Ownership Limit, as such term is defined in the Charter.

        (10)    Record Holders.    The Corporation and the transfer agent for the Series G Preferred Stock may deem and treat the record holder of any Series G Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the transfer agent shall be affected by any notice to the contrary.

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EXHIBIT H
SERIES H PREFERRED STOCK

        Under a power contained in the charter (the "Charter") of Colony NorthStar, Inc., a Maryland corporation (the "Corporation"), the Board of Directors of the Corporation (the "Board") classified and designated 11,500,000 shares of the Preferred Stock (as defined in the Charter), as shares of 7.125% Series H Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, with the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption set forth below, which upon any restatement of the Charter, shall be deemed to be part of Article VI of the Charter, with any necessary or appropriate changes to the enumeration or lettering of sections or subsections hereof:

7.125% Series H Cumulative Redeemable Perpetual Preferred Stock

        (1)    Designation and Number.    A series of Preferred Stock, designated as the "7.125% Series H Cumulative Redeemable Perpetual Preferred Stock" (the "Series H Preferred Stock"), is hereby established. The par value of the Series H Preferred Stock is $0.01 per share. The number of shares of the Series H Preferred Stock shall be 11,500,000.

        (2)    Ranking.    The Series H Preferred Stock will, with respect to rights to receive dividends and to participate in distributions or payments upon liquidation, dissolution or winding up of the Corporation, rank (a) senior to the Common Stock (as defined in the Charter) and any other class of capital stock of the Corporation, now or hereafter issued and outstanding, the terms of which provide that such capital stock ranks, as to the payment of dividends or amounts upon liquidation, dissolution or winding up of the Corporation, junior to such Series H Preferred Stock ("Junior Stock"), (b) on a parity with the 8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, the 8.25% Series B Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, the 8.875% Series C Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, the 8.500% Series D Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, the 8.75% Series E Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, the 8.50% Series F Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, and the 7.50% Series G Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share and any equity securities the Corporation may authorize or issue in the future that, pursuant to the terms thereof, rank on parity with the Series H Preferred Stock with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding up of the Corporation ("Parity Stock"); and (c) junior to any equity securities the Corporation may authorize or issue in the future that, pursuant to the terms thereof, rank senior to the Series H Preferred Stock with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding up of the Corporation ("Senior Stock"). Any authorization or issuance of Senior Stock would require the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series H Preferred Stock voting together as a single class with all other classes or series of Parity Stock upon which like voting rights have been conferred and are

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exercisable. Any convertible or exchangeable debt securities that the Corporation may issue are not considered to be equity securities for these purposes.

        (3)    Dividends.

          (a)   Holders of the then outstanding shares of Series H Preferred Stock shall be entitled to receive, when, as and if authorized by the Board and declared by the Corporation, out of funds legally available for payment of dividends, cumulative cash dividends at the rate of 7.125% per annum of the $25.00 liquidation preference of each share of Series H Preferred Stock (equivalent to $1.78125 per annum per share).

          (b)   Dividends on each outstanding share of Series H Preferred Stock shall be cumulative from and including [[                        ] 15, 201[    •    ]] and shall be payable (i) for the period from [[                        ] 15, 201[    •    ]] to [[                        ] 14, 2017], on [ [                        ] 15, 2017], and (ii) for each quarterly distribution period thereafter, quarterly in equal amounts in arrears on the 15th day of each January, April, July and October, commencing on [[                        ] 15, 2017]1 (each such day being hereinafter called a "Series H Dividend Payment Date") at the then applicable annual rate; provided, however, that if any Series H Dividend Payment Date falls on any day other than a Business Day (as hereinafter defined), the dividend that would otherwise have been payable on such Series H Dividend Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Series H Dividend Payment Date, and no interest or other sums shall accrue on the amount so payable from such Series H Dividend Payment Date to such next succeeding Business Day. Each dividend is payable to holders of record as they appear on the stock records of the Corporation at the close of business on the record date, not exceeding 30 days preceding the applicable Series H Dividend Payment Date, as shall be fixed by the Board. Dividends shall accumulate from [[                        ] 15, 201[    •    ]] or the most recent Series H Dividend Payment Date to which full cumulative dividends have been paid, whether or not in any such dividend period or periods there shall be funds legally available for the payment of such dividends, whether the Corporation has earnings or whether such dividends are authorized. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series H Preferred Stock that may be in arrears. Holders of the Series H Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on the Series H Preferred Stock. Dividends payable on the Series H Preferred Stock for any period greater or less than a full dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends payable on the Series H Preferred Stock for each full dividend period will be computed by dividing the applicable annual dividend rate by four. After full cumulative distributions on the Series H Preferred Stock have been paid, the holders of Series H Preferred Stock will not be entitled to any further distributions with respect to that dividend period.

          (c)   So long as any shares of Series H Preferred Stock are outstanding, no dividends, except

1 NTD: The first Dividend Period start date will depend on whether the Constellation Board has authorized, and Constellation has declared, the dividend for the Dividend Period during which closing occurs with a record date prior to the date of closing. If the dividend has not been so declared prior to closing, the accrual start date for the initial Dividend Period will be the start of the current Dividend Period at closing (i.e., in the past). If the dividend has been so declared prior to closing, the accrual start date for the initial Dividend Period will be the start of the first Dividend Period after closing (i.e., in the future).

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  as described in the immediately following sentence, shall be authorized and declared or paid or set apart for payment on any series or class or classes of Parity Stock for any period unless full cumulative dividends have been declared and paid or are contemporaneously declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series H Preferred Stock for all prior dividend periods. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends authorized and declared upon the Series H Preferred Stock and all dividends authorized and declared upon any other series or class or classes of Parity Stock shall be authorized and declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series H Preferred Stock and such Parity Stock.

          (d)   So long as any shares of Series H Preferred Stock are outstanding, no dividends (other than dividends or distributions paid solely in Junior Stock of, or in options, warrants or rights to subscribe for or purchase, Junior Stock) shall be authorized and declared or paid or set apart for payment or other distribution authorized and declared or made upon Junior Stock, nor shall any Junior Stock be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Stock made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the Corporation or any subsidiary, or a conversion into or exchange for Junior Stock or redemptions for the purpose of preserving the Corporation's qualification as a REIT (as defined in the Charter)), for any consideration (or any monies to be paid to or made available for a sinking fund for the redemption of any such shares) by the Corporation, directly or indirectly (except by conversion into or exchange for Junior Stock), unless in each case full cumulative dividends on all outstanding shares of Series H Preferred Stock and any Parity Stock at the time such dividends are payable shall have been paid or set apart for payment for all past dividend periods with respect to the Series H Preferred Stock and all past dividend periods with respect to such Parity Stock.

          (e)   Any dividend payment made on the Series H Preferred Stock, including any capital gains dividends, shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable.

          (f)    Except as provided herein, the Series H Preferred Stock shall not be entitled to participate in the earnings or assets of the Corporation.

          (g)   As used herein, the term "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close.

          (h)   As used herein, the term "dividend" does not include dividends payable solely in shares of Junior Stock on Junior Stock, or in options, warrants or rights to holders of Junior Stock to subscribe for or purchase any Junior Stock.

        (4)    Liquidation Preference.

          (a)   In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation shall be made to or set apart for the holders of Junior Stock, the holders of the Series H Preferred Stock shall be entitled to receive $25.00 per share (the "Liquidation Preference") plus an amount per share equal to all accrued and unpaid dividends (whether or not earned or declared)

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  thereon to, but not including, the date of final distribution to such holders; but such holders of the Series H Preferred Stock shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the Series H Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Parity Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of such Series H Preferred Stock and any such other Parity Stock ratably in accordance with the respective amounts that would be payable on such Series H Preferred Stock and any such other Parity Stock if all amounts payable thereon were paid in full. For the purposes of this Section 4, none of (i) a consolidation or merger of the Corporation with one or more entities, (ii) a statutory stock exchange by the Corporation or (iii) a sale or transfer of all or substantially all of the Corporation's assets shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.

          (b)   Until payment shall have been made in full to the holders of the Series H Preferred Stock, as provided in this Section 4, and to the holders of Parity Stock, subject to any terms and provisions applying thereto, no payment will be made to any holder of Junior Stock upon the liquidation, dissolution or winding up of the Corporation. Subject to the rights of the holders of Parity Stock, upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of the Series H Preferred Stock, as provided in this Section 4, any series or class or classes of Junior Stock shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series H Preferred Stock shall not be entitled to share therein.

        (5)    Optional Redemption.

          (a)   Except as otherwise permitted by the Charter and paragraph (b) below, the Series H Preferred Stock shall not be redeemable by the Corporation prior to April 13, 2020. On and after April 13, 2020, the Corporation, at its option, upon giving notice as provided below, may redeem the Series H Preferred Stock, in whole, at any time, or in part, from time to time, for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends on the Series H Preferred Stock (whether or not declared), to, but not including, the redemption date (the "Regular Redemption Right").

          (b)   Upon the occurrence of a Change of Control (as defined herein), the Corporation will have the option, upon giving notice as provided below, to redeem the Series H Preferred Stock, in whole, at any time, or in part, from time to time, within 120 days after the first date on which the Change of Control has occurred (the "Special Redemption Right"), for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends on the Series H Preferred Stock (whether or not declared), to, but not including, the redemption date (the "Special Redemption Price"). If the Corporation exercises its Special Redemption Right in connection with a Change of Control, holders of Series H Preferred Stock will not be permitted to exercise their Change of Control Conversion Right (as defined herein) in respect of any shares of Series H Preferred Stock that have been called for redemption, and any shares of Series H Preferred Stock subsequently called for redemption that have been tendered for conversion will be redeemed on the applicable date of redemption instead of converted on the Change of Control Conversion Date (as defined herein). Any partial redemption will be selected by lot or pro rata.

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          A "Change of Control" will be deemed to have occurred at such time after the original issuance of the Series H Preferred Stock when the following has occurred:

              (i)  the acquisition by any person, including any syndicate or group deemed to be a "person" under Section 13(d)(3) of the Exchange Act, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the Corporation entitling that person to exercise more than 50% of the total voting power of all shares of the Corporation entitled to vote generally in elections of directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

             (ii)  following the closing of any transaction referred to in clause (i) above, neither the Corporation nor the acquiring or surviving entity has a class of common securities or American Depositary Receipts listed on the NYSE, the NYSE Amex Equities, or NYSE Amex, or NASDAQ, or listed on an exchange that is a successor to the NYSE, NYSE Amex or NASDAQ.

          (c)   The following provisions set forth the general procedures for redemption applicable to redemptions pursuant to the Regular Redemption Right and the Special Redemption Right:

              (i)  Upon any redemption date applicable to Series H Preferred Stock, the Corporation shall pay on each share of Series H Preferred Stock to be redeemed any accrued and unpaid dividends (whether or not declared), in arrears, for any dividend period ending on or prior to the redemption date. If a redemption date falls after a record date for a Series H Preferred Stock dividend payment and prior to the corresponding Series H Dividend Payment Date, then each holder of the Series H Preferred Stock at the close of business on such record date shall be entitled to the dividend payable on such Series H Preferred Stock on the corresponding Series H Dividend Payment Date notwithstanding the redemption of such Series H Preferred Stock prior to such Series H Dividend Payment Date. Except as provided above, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on any shares of Series H Preferred Stock called for redemption.

             (ii)  If full cumulative dividends on the Series H Preferred Stock and any class or classes of Parity Stock have not been paid or declared and set apart for payment, the Corporation may not purchase, redeem or otherwise acquire Series H Preferred Stock in part or any Parity Stock other than in exchange for Junior Stock; provided, however, that the foregoing shall not prevent the purchase by the Corporation of shares held in excess of the limits set forth in the Charter in order to ensure that the Corporation continues to meet the requirements for qualification as a REIT.

            (iii)  On and after the date fixed for redemption, provided that the Corporation has made available at the office of the registrar and transfer agent a sufficient amount of cash to effect the redemption, dividends will cease to accrue on the shares of Series H Preferred Stock called for redemption (except that, in the case of a redemption date after a dividend payment record date and prior to the related Series H Dividend Payment Date, holders of Series H Preferred Stock on the applicable dividend payment record date will be entitled on

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    such Series H Dividend Payment Date to receive the dividend payable on such shares on the corresponding Series H Dividend Payment Date), such shares shall no longer be deemed to be outstanding and all rights of the holders of such shares as holders of Series H Preferred Stock shall cease except the right to receive the cash payable upon such redemption, without interest from the date of such redemption.

          (d)   The following provisions set forth the procedures for redemption, in addition to those general procedures set forth in Section 5(c) hereof, pursuant to the Regular Redemption Right.

              (i)  A notice of redemption (which may be contingent upon the occurrence of a future event) shall be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of the Series H Preferred Stock at their addresses as they appear on the Corporation's stock transfer records. A failure to give such notice or any defect in the notice or in its mailing shall not affect the validity of the proceedings for the redemption of any shares of the Series H Preferred Stock except as to the holder to whom notice was defective or not given. In addition to any information required by law or by the applicable rules of any exchange upon which the Series H Preferred Stock may be listed or admitted to trading, each notice shall state: (A) the redemption date; (B) the redemption price; (C) the number of shares of Series H Preferred Stock to be redeemed and, if fewer than all the shares of Series H Preferred Stock held by such holder are to be redeemed, the number of such shares of Series H Preferred Stock to be redeemed from such holder; (D) the place or places where the certificates, if any, evidencing the shares of Series H Preferred Stock are to be surrendered for payment of the redemption price; and (E) that dividends on the shares to be redeemed will cease to accrue on such redemption date except as otherwise provided herein.

             (ii)  If fewer than all the outstanding shares of the Series H Preferred Stock are to be redeemed, the shares to be redeemed shall be selected by lot or pro rata (as nearly as practicable without creating fractional shares).

            (iii)  At its election, the Corporation, prior to a redemption date, may irrevocably deposit the redemption price (including accumulated and unpaid dividends to the redemption date) of the Series H Preferred Stock so called for redemption in trust for the holders thereof with a bank or trust company, in which case the redemption notice to holders of the Series H Preferred Stock to be redeemed shall (A) state the date of such deposit, (B) specify the office of such bank or trust company as the place of payment of the redemption price and (C) require such holders to surrender the certificates evidencing such shares at such place on or about the date fixed in such redemption notice (which may not be later than the redemption date) against payment of the redemption price (including all accumulated and unpaid dividends to the redemption date). Subject to applicable escheat laws, any monies so deposited which remain unclaimed by the holders of the Series H Preferred Stock at the end of two years after the redemption date shall be returned by such bank or trust company to the Corporation.

          (e)   The following provisions set forth the procedures for redemption, in addition to those general procedures set forth in Section 5(c) hereof, pursuant to the Special Redemption Right.

              (i)  A notice of special optional redemption will be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of

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    the Series H Preferred Stock at their addresses as they appear on the Corporation's stock transfer records. A failure to give such notice or any defect in the notice or in its mailing will not affect the validity of the proceedings for the special optional redemption of the shares of Series H Preferred Stock except as to the holder to whom notice was defective or not given. Each notice will state: (A) the redemption date; (B) the redemption price; (C) the number of shares of Series H Preferred Stock to be redeemed; (D) the place or places where the certificates, if any, evidencing the shares of Series H Preferred Stock are to be surrendered for payment; (E) that the shares of Series H Preferred Stock are being redeemed pursuant to the Corporation's special optional redemption right in connection with the occurrence of a Change of Control and a brief description of the transaction or transactions constituting such Change of Control; (F) that the holders of shares of Series H Preferred Stock to which the notice relates will not be able to tender such shares of Series H Preferred Stock for conversion in connection with the Change of Control and each share of Series H Preferred Stock tendered for conversion that is selected for redemption, prior to the Change of Control Conversion Date, will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date; and (G) that dividends on the shares to be redeemed will cease to accrue on such redemption date except as otherwise provided herein.

             (ii)  If fewer than all the shares of Series H Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder will also specify the number of shares of Series H Preferred Stock to be redeemed from such holder. If fewer than all of the outstanding shares of Series H Preferred Stock are to be redeemed, the shares to be redeemed shall be selected by lot or pro rata.

            (iii)  On and after the date fixed for redemption, provided that the Corporation has given a notice of redemption and has paid or set aside sufficient funds for the redemption in trust for the benefit of the holders of shares of Series H Preferred Stock called for redemption, those shares of Series H Preferred Stock will be treated as no longer being outstanding, no further dividends will accrue on the share of Series H Preferred Stock called for redemption and all other rights of the holders of those shares of Series H Preferred Stock will terminate (except that, in the case of a redemption date after a dividend payment record date and prior to the related Series H Dividend Payment Date, holders of Series H Preferred Stock on the applicable record date will be entitled on such Series H Dividend Payment Date to receive the dividend payable on such shares on the corresponding Series H Dividend Payment Date). The holders of those shares of Series H Preferred Stock will retain their right to receive the redemption price for their shares and any accrued and unpaid dividends to (but not including) the redemption date, without interest from the date of such redemption.

            (iv)  At its election, the Corporation, prior to a redemption date, may irrevocably deposit the redemption price (including accumulated and unpaid dividends to the redemption date) of the Series H Preferred Stock so called for redemption in trust for the holders thereof with a bank or trust company, in which case the redemption notice to holders of the Series H Preferred Stock to be redeemed shall (A) state the date of such deposit, (B) specify the office of such bank or trust company as the place of payment of the redemption price and (C) require such holders to surrender the certificates evidencing such shares at such place on or about the date fixed in such redemption notice (which may not be later than the

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    redemption date) against payment of the redemption price (including all accumulated and unpaid dividends to the redemption date). Subject to applicable escheat laws, any monies so deposited which remain unclaimed by the holders of the Series H Preferred Stock at the end of two years after the redemption date shall be returned by such bank or trust company to the Corporation.

          (f)    Any shares of Series H Preferred Stock that shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board.

        (6)    Voting Rights.    Except as otherwise set forth herein, the Series H Preferred Stock shall not have any relative, participating, optional or other voting rights or powers, and the consent of the holders thereof shall not be required for the taking of any corporate action. In any matter in which the holders of Series H Preferred Stock are entitled to vote, each such holder shall have the right to one vote for each share of Series H Preferred Stock held by such holder.

          (a)   If and whenever six quarterly dividends (whether or not consecutive) payable on the Series H Preferred Stock are in arrears, whether or not earned or declared, the number of members then constituting the Board will be increased by two and the holders of Series H Preferred Stock, voting together as a class with the holders of any other series of Parity Stock upon which like voting rights have been conferred and are exercisable (any such other series, the "Voting Preferred Stock"), will have the right to elect two additional directors of the Corporation (the "Preferred Stock Directors") at an annual meeting of stockholders or a properly called special meeting of the holders of the Series H Preferred Stock and such Voting Preferred Stock and at each subsequent annual meeting of stockholders until all such dividends and dividends for the then current quarterly period on the Series H Preferred Stock and such other Voting Preferred Stock have been paid or declared and set aside for payment. Whenever all arrears in dividends on the Series H Preferred Stock and the Voting Preferred Stock then outstanding have been paid and full dividends on the Series H Preferred Stock and the Voting Preferred Stock for the then current quarterly dividend period have been paid in full or declared and set apart for payment in full, then the right of the holders of the Series H Preferred Stock and the Voting Preferred Stock to elect the two Preferred Stock Directors will cease, the terms of office of the Preferred Stock Directors will forthwith terminate and the number of members of the Board will be reduced accordingly; provided, however, that the right of the holders of the Series H Preferred Stock and the Voting Preferred Stock to elect the Preferred Stock Directors will again vest if and whenever six quarterly dividends are in arrears, as described above. In no event shall the holders of Series H Preferred Stock be entitled pursuant to these voting rights to elect a director that would cause the Corporation to fail to satisfy a requirement relating to director independence of any national securities exchange on which any class or series of the Corporation's stock is listed. In class votes with other Voting Preferred Stock, preferred stock of different series shall vote in proportion to the liquidation preference of the preferred stock.

          (b)   So long as any shares of Series H Preferred Stock are outstanding, the approval of two-thirds of the votes entitled to be cast by the holders of outstanding Series H Preferred Stock, voting separately as a class, either at a meeting of stockholders or by written consent, is required (i) to amend, alter or repeal any provisions of the Charter (including these Articles

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  Supplementary), whether by merger, consolidation or otherwise, to affect materially and adversely the voting powers, rights or preferences of the holders of the Series H Preferred Stock, unless in connection with any such amendment, alteration or repeal, the Series H Preferred Stock remains outstanding without the terms thereof being materially changed in any respect adverse to the holders thereof or is converted into or exchanged for preferred stock of the surviving entity having preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption thereof that are substantially similar to those of the Series H Preferred Stock, or (ii) to authorize, create, or increase the authorized amount of any class or series of capital stock having rights senior to the Series H Preferred Stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up (provided that if such amendment affects materially and adversely the rights, preferences, privileges or voting powers of one or more but not all of the other series of Voting Preferred Stock, the consent of the holders of at least two-thirds of the outstanding shares of each such series so affected is required). However, the Corporation may create additional classes of Parity Stock and Junior Stock, amend the Charter and these Articles Supplementary to increase the authorized number of shares of Parity Stock (including the Series H Preferred Stock) and Junior Stock and issue additional series of Parity Stock and Junior Stock without the consent of any holder of Series H Preferred Stock.

          (c)   The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding Series H Preferred Stock shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been deposited in trust to effect such redemption.

        (7)    Information Rights.    During any period in which the Corporation is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any shares of Series H Preferred Stock are outstanding, the Corporation will (i) transmit by mail (or other permissible means under the Exchange Act) to all holders of Series H Preferred Stock, as their names and addresses appear in the record books of the Corporation and without cost to such holders, copies of the annual reports on Form 10-K and quarterly reports on Form 10-Q that the Corporation would have been required to file with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Exchange Act if the Corporation were subject thereto (other than any exhibits that would have been required) and (ii) promptly, upon request, supply copies of such reports to any prospective holder of Series H Preferred Stock. The Corporation will mail (or otherwise provide) the information to the holders of Series H Preferred Stock within 15 days after the respective dates by which a periodic report on Form 10-K or Form 10-Q, as the case may be, in respect of such information would have been required to be filed with the Securities and Exchange Commission if the Corporation were subject to Section 13 or 15(d) of the Exchange Act, in each case, based on the dates on which the Corporation would be required to file such periodic reports if the Corporation were a "non-accelerated filer" within the meaning of the Exchange Act.

        (8)    Other Limitations; Ownership and Transfer of the Series H Preferred Stock.    The Series H Preferred Stock constitutes Capital Stock (as defined in the Charter) of the Corporation and is governed by and issued subject to all the ownership and transfer restrictions of the Charter applicable to Capital Stock generally, including but not limited to the terms and conditions (including exceptions and exemptions) of Article VII of the Charter applicable to Capital Stock. The foregoing sentence shall not be construed to limit the applicability to the Series H Preferred

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Stock of any other term or provision of the Charter.

        (9)    Conversion Upon a Change of Control.    The Series H Preferred Stock is not convertible into or exchangeable for any other property or securities of the Corporation, except as provided in this Section 9.

          (a)   Upon the occurrence of a Change of Control, each holder of Series H Preferred Stock will have the right, subject to the Special Redemption Right of the Corporation, to convert some or all of the shares of Series H Preferred Stock held by such holder (the "Change of Control Conversion Right") on the relevant Change of Control Conversion Date (as defined herein) into a number of shares of Class A Common Stock (as defined in the Charter) per share of Series H Preferred Stock (the "Common Stock Conversion Consideration") equal to the lesser of (A) the quotient obtained by dividing (i) the sum of (x) $25.00, plus (y) an amount equal to any accrued and unpaid dividends (whether or not declared) to, but not including, the Change of Control Conversion Date (as defined herein), except if such Change of Control Conversion Date is after a record date for a Series H Preferred Stock dividend payment and prior to the corresponding Series H Dividend Payment Date, in which case the amount pursuant to this clause (i)(y) shall equal $0.00 in respect of such dividend payment to be made on such Series H Dividend Payment Date, by (ii) the Common Stock Price (as defined herein) (such quotient, the "Conversion Rate"), and (B) [2.8198]2 (the "Share Cap"), subject to the immediately succeeding paragraph.

          The Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a Class A Common Stock dividend), subdivisions or combinations (in each case, a "Share Split") with respect to Class A Common Stock as follows: the adjusted Share Cap as the result of a Share Split shall be the number of shares of Class A Common Stock that is equivalent to the product of (i) the Share Cap in effect immediately prior to such Share Split multiplied by (ii) a fraction, the numerator of which is the number of shares of Class A Common Stock outstanding after giving effect to such Share Split and the denominator of which is the number of shares of Class A Common Stock outstanding immediately prior to such Share Split.

          For the avoidance of doubt, subject to the immediately succeeding sentence, the aggregate number of shares of Class A Common Stock (or equivalent Alternative Conversion Consideration (as defined herein), as applicable) issuable in connection with the exercise of the Change of Control Conversion Right shall not exceed [28,198,415]3 shares of Class A Common Stock (or equivalent Alternative Conversion Consideration, as applicable), subject to increase to the extent the underwriters' over-allotment option to purchase additional Series H Preferred Stock in the initial public offering of Series H Preferred Stock is exercised, not to exceed [32,428,178]4 shares of Class A Common Stock in total (or equivalent Alternative Conversion Consideration, as applicable) (the "Exchange Cap"). The Exchange Cap is subject to pro rata adjustments for any Share Splits with respect to Class A Common Stock as follows: the adjusted Exchange Cap as the result of a Share Split will be the number of shares of Class A Common Stock that is equivalent to the product of (i) the Exchange Cap in effect immediately

2 NTD: The Share Cap will need to be updated if the applicable Exchange Ratio changes.

3 NTD: The Exchange Cap will need to be updated if the applicable Exchange Ratio changes.

4 NTD: The Exchange Cap will need to be updated if the applicable Exchange Ratio changes.

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  prior to such Share Split multiplied by (ii) a fraction, the numerator of which is the number of shares of Class A Common Stock outstanding after giving effect to such Share Split and the denominator of which is the number of shares of Class A Common Stock outstanding immediately prior to such Share Split.

          In the case of a Change of Control as a result of which holders of Class A Common Stock are entitled to receive consideration other than solely shares of Class A Common Stock, including other securities, other property or assets (including cash or any combination thereof) with respect to or in exchange for shares of Class A Common Stock (the "Alternative Form Consideration"), a holder of Series H Preferred Stock shall be entitled thereafter to convert (subject to the Corporation's Special Redemption Right) such Series H Preferred Stock not into Class A Common Stock but solely into the kind and amount of Alternative Form Consideration which the holder of Series H Preferred Stock would have owned or been entitled to receive upon such Change of Control as if such holder of Series H Preferred Stock then held the Common Stock Conversion Consideration immediately prior to the effective time of the Change of Control (the "Alternative Conversion Consideration," and the Common Stock Conversion Consideration or the Alternative Conversion Consideration, as may be applicable to a Change of Control, shall be referred to herein as the "Conversion Consideration").

          If the holders of Class A Common Stock have the opportunity to elect the form of consideration to be received in such Change of Control, the Conversion Consideration will be deemed to be the kind and amount of consideration actually received by holders of a majority of Class A Common Stock that voted for such an election (if electing between two types of consideration) or holders of a plurality of Class A Common Stock that voted for such an election (if electing between more than two types of consideration), as the case may be.

          As used herein, "Common Stock Price" will mean (i) if the consideration to be received in the Change of Control by holders of shares of Class A Common Stock is solely cash, the amount of cash consideration per share of Class A Common Stock, (ii) if the consideration to be received in the Change of Control by holders of Class A Common Stock is other than solely cash, the average of the closing price per share of Class A Common Stock on the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, and (iii) if there is not a readily determinable closing price for the Class A Common Stock or Alternative Form Consideration (as defined herein), the fair market value of Class A Common Stock or such Alternative Form Consideration (as determined by the Board or a committee thereof).

          (b)   No fractional shares of Class A Common Stock shall be issued upon the conversion of Series H Preferred Stock. In lieu of fractional shares, holders shall be entitled to receive the cash value of such fractional shares based on the Common Stock Price.

          (c)   Within 15 days following the occurrence of a Change of Control, the Corporation shall provide to holders of Series H Preferred Stock a notice of occurrence of the Change of Control that describes the resulting Change of Control Conversion Right. A failure to give such notice or any defect in the notice or in its mailing shall not affect the validity of the proceedings for the conversion of any Series H Preferred Stock except as to the holder to whom notice was defective or not given. Each notice shall state the following: (i) the events constituting the Change of Control; (ii) the date of the Change of Control; (iii) the last date on which the

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  holders of Series H Preferred Stock may exercise their Change of Control Conversion Right, which shall be the Change of Control Conversion Date; (iv) the method and period for calculating the Common Stock Price; (v) the Change of Control Conversion Date, which will be a business day occurring within 20 to 35 days following the date of the notice; (vi) if applicable, the type and amount of Alternative Conversion Consideration entitled to be received per share of Series H Preferred Stock; (vii) the name and address of the paying agent and the conversion agent; and (viii) the procedures that the holders of Series H Preferred Stock must follow to exercise the Change of Control Conversion Right.

          (d)   The Corporation shall issue a press release for publication on the Dow Jones & Company, Inc., Business Wire, PR Newswire or Bloomberg Business News (or, if such organizations are not in existence at the time of issuance of such press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), or post notice on the Corporation's website, in any event prior to the opening of business on the first Business Day following any date on which the Corporation provides notice pursuant to paragraph (c) above to the holders of Series H Preferred Stock.

          (e)   In order to exercise the Change of Control Conversion Right, a holder of Series H Preferred Stock shall be required to deliver, on or before the close of business on the Change of Control Conversion Date, the certificates (if any) evidencing the shares of Series H Preferred Stock to be converted, duly endorsed for transfer, together with a written conversion notice completed, to the transfer agent. Such conversion notice shall state: (i) the relevant Change of Control Conversion Date; (ii) the number of shares of Series H Preferred Stock to be converted; and (iii) that the shares of Series H Preferred Stock are to be converted pursuant to the applicable provisions of the Series H Preferred Stock. Notwithstanding the foregoing, if the shares of Series H Preferred Stock are held in global form, such notice shall comply with applicable procedures of the Depository Trust Company ("DTC"). The "Change of Control Conversion Date" shall be a Business Day set forth in the notice of Change of Control provided in accordance with paragraph 9(c) hereof that is no less than 20 days nor more than 35 days after the date on which the Corporation gives such notice pursuant to paragraph 9(c) hereof.

          (f)    Holders of Series H Preferred Stock may withdraw any notice of exercise of a Change of Control Conversion Right (in whole or in part) by a written notice of withdrawal delivered to the Corporation's transfer agent prior to the close of business on the Business Day prior to the Change of Control Conversion Date. The notice of withdrawal must state: (i) the number of withdrawn shares of Series H Preferred Stock; (ii) if certificated shares of Series H Preferred Stock have been issued, the certificate numbers of the withdrawn shares of Series H Preferred Stock; and (iii) the number of shares of Series H Preferred Stock, if any, which remain subject to the conversion notice. Notwithstanding the foregoing, if the shares of Series H Preferred Stock are held in global form, the notice of withdrawal shall comply with applicable DTC procedures.

          (g)   Series H Preferred Stock as to which the Change of Control Conversion Right has been properly exercised and for which the conversion notice has not been properly withdrawn shall be converted into the applicable Conversion Consideration in accordance with the Change of Control Conversion Right on the Change of Control Conversion Date.

          (h)   In connection with the exercise of any Change of Control Conversion Right, the

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  Corporation will comply with all U.S. federal and state securities laws and stock exchange rules in connection with any conversion of Series H Preferred Stock into Class A Common Stock. Notwithstanding anything to the contrary contained herein, no holder of Series H Preferred Stock will be entitled to convert such Series H Preferred Stock for Class A Common Stock to the extent that receipt of such Class A Common Stock would cause such holder (or any other person) to Beneficially Own or Constructively Own, within the meaning of the Charter, Common Stock of the Corporation in excess of the Common Stock Ownership Limit, as such term is defined in the Charter.

        (10)    Record Holders.    The Corporation and the transfer agent for the Series H Preferred Stock may deem and treat the record holder of any Series H Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the transfer agent shall be affected by any notice to the contrary.

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Annex C

COLONY NORTHSTAR, INC.

AMENDED AND RESTATED BYLAWS

Adopted as of                     , 2016

ARTICLE I

OFFICES

        Section 1.    PRINCIPAL OFFICE.     The principal office of the Corporation in the State of Maryland shall be located at such place as the Board of Directors may designate.

        Section 2.    ADDITIONAL OFFICES.     The Corporation may have additional offices, including a principal executive office, at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

        Section 1.    PLACE.     All meetings of stockholders shall be held at the principal executive office of the Corporation or at such other place as shall be set in accordance with these Bylaws and stated in the notice of the meeting.

        Section 2.    ANNUAL MEETING.     An annual meeting of stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on the date and at the time and place set by the Board of Directors.

        Section 3.    SPECIAL MEETINGS.

        (a)    General.    Each of the chairman of the board, vice chairman of the board, chief executive officer, president and the Board of Directors may call a special meeting of stockholders. Except as provided in subsection (b)(3) of this Section 3, a special meeting of stockholders shall be held on the date and at the time and place set by the chairman of the board, vice chairman of the board, chief executive officer, president or the Board of Directors, whoever has called the meeting. Subject to subsection (b) of this Section 3, a special meeting of stockholders shall also be called by the secretary of the Corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than twenty-five percent of all the votes entitled to be cast on such matter at such meeting.

        (b)    Stockholder-Requested Special Meetings.    (1) Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written notice to the secretary (the "Record Date Request Notice") by registered mail, return receipt requested, request the Board of Directors to fix a record date to determine the stockholders entitled to request a special meeting (the "Request Record Date"). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more stockholders

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of record as of the date of signature (or their agents duly authorized in a writing accompanying the Record Date Request Notice), shall bear the date of signature of each such stockholder (or such agent) and shall set forth all information relating to each such stockholder and each matter proposed to be acted on at the meeting that would be required to be disclosed in connection with the solicitation of proxies for the election of directors in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such a solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"). Upon receiving the Record Date Request Notice, the Board of Directors may fix a Request Record Date. The Request Record Date shall not precede and shall not be more than ten days after the close of business on the date on which the resolution fixing the Request Record Date is adopted by the Board of Directors. If the Board of Directors, within ten days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date, the Request Record Date shall be the close of business on the tenth day after the first date on which a Record Date Request Notice is received by the secretary.

          (2)   In order for any stockholder to request a special meeting to act on any matter that may properly be considered at a meeting of stockholders, one or more written requests for a special meeting (collectively, the "Special Meeting Request") signed by stockholders of record (or their agents duly authorized in a writing accompanying the request) as of the Request Record Date entitled to cast not less than twenty-five percent of all of the votes entitled to be cast on such matter at such meeting (the "Special Meeting Percentage") shall be delivered to the secretary. In addition, the Special Meeting Request shall (i) set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to those lawful matters set forth in the Record Date Request Notice received by the secretary), (ii) bear the date of signature of each such stockholder (or such agent) signing the Special Meeting Request, (iii) be sent to the secretary by registered mail, return receipt requested, and (iv) be received by the secretary within 60 days after the Request Record Date. Any requesting stockholder (or agent duly authorized in a writing accompanying the revocation of the Special Meeting Request) may revoke his, her or its request for a special meeting at any time by written revocation delivered to the secretary.

          (3)   In the case of any special meeting called by the secretary upon the request of stockholders (a "Stockholder-Requested Meeting"), such meeting shall be held at such

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  place, date and time as may be designated by the Board of Directors; provided, however, that the date of any Stockholder-Requested Meeting shall be not more than 90 days after the record date for such meeting (the "Meeting Record Date"); and provided further that if the Board of Directors fails to designate, within ten days after the date that a valid Special Meeting Request is actually received by the secretary (the "Delivery Date"), a date and time for a Stockholder-Requested Meeting, then such meeting shall be held at 2:00 p.m., local time, on the 90th day after the Meeting Record Date or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that in the event that the Board of Directors fails to designate a place for a Stockholder-Requested Meeting within ten days after the Delivery Date, then such meeting shall be held at the principal executive office of the Corporation. In fixing a date for a Stockholder-Requested Meeting, the Board of Directors may consider such factors as it deems relevant, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for the meeting and any plan of the Board of Directors to call an annual meeting or a special meeting. In the case of any Stockholder-Requested Meeting, if the Board of Directors fails to fix a Meeting Record Date that is a date within 30 days after the Delivery Date, then the close of business on the 30th day after the Delivery Date shall be the Meeting Record Date.

          (4)   If written revocations of the Special Meeting Request have been delivered to the secretary and the result is that stockholders of record (or their agents duly authorized in writing), as of the Request Record Date, entitled to cast less than the Special Meeting Percentage have delivered, and not revoked, requests for a special meeting on the matter to the secretary: (i) if the notice of meeting has not already been delivered, the secretary shall refrain from delivering the notice of the meeting and send to all requesting stockholders who have not revoked such requests written notice of any revocation of a request for a special meeting on the matter, or (ii) if the notice of meeting has been delivered and if the secretary first sends to all requesting stockholders who have not revoked requests for a special meeting on the matter written notice of any revocation of a request for the special meeting and written notice of the Corporation's intention to revoke the notice of the meeting or for the chairman of the meeting to adjourn the meeting without action on the matter, (A) the secretary may revoke the notice of the meeting at any time before ten days before the commencement of the meeting or (B) the chairman of the meeting may call the meeting to order and adjourn the meeting from time to time without acting on the matter. Any request for a special meeting received after a revocation by the secretary of a notice of meeting shall be considered a request for a new special meeting.

          (5)   The chairman of the board, vice chairman of the board, chief executive officer, president or the Board of Directors may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the secretary. For the purpose of permitting the inspectors to perform such review, no such purported Special Meeting Request shall be deemed to have been received by the secretary until the earlier of (i) five Business Days after actual receipt by the secretary of such purported request and (ii) such date as the independent inspectors certify to the Corporation that the valid requests received by the secretary represent, as of the Request Record Date, stockholders of record entitled to cast not less

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  than the Special Meeting Percentage. Nothing contained in this paragraph (5) shall in any way be construed to suggest or imply that the Corporation or any stockholder shall not be entitled to contest the validity of any request, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

          (6)   For purposes of these Bylaws, "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

        Section 4.    NOTICE.     Not less than ten nor more than 90 days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting notice in writing or by electronic transmission stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, by mail, by presenting it to such stockholder personally, by leaving it at the stockholder's residence or usual place of business, by electronic transmission or by any other means permitted by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder's address as it appears on the records of the Corporation, with postage thereon prepaid. If transmitted electronically, such notice shall be deemed to be given when transmitted to the stockholder by an electronic transmission to any address or number of the stockholder at which the stockholder receives electronic transmissions. The Corporation may give a single notice to all stockholders who share an address, which single notice shall be effective as to any stockholder at such address, unless such stockholder objects to receiving such single notice or revokes a prior consent to receiving such single notice. Failure to give notice of any meeting to one or more stockholders, or any irregularity in such notice, shall not affect the validity of any meeting fixed in accordance with this Article II or the validity of any proceedings at any such meeting.

        Subject to Section 11(a) of this Article II, any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice. The Corporation may postpone or cancel a meeting of stockholders by making a public announcement (as defined in Section 11(c)(3) of this Article II) of such postponement or cancellation prior to the meeting. Notice of the date, time and place to which the meeting is postponed shall be given not less than ten days prior to such date and otherwise in the manner set forth in this section.

        Section 5.    ORGANIZATION AND CONDUCT.     Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be chairman of the meeting or, in the absence of such appointment or appointed individual, by the chairman of the board or, in the case of a vacancy in the office or absence of the chairman of the board, by one of the following officers present at the meeting in the following order: the vice chairman of the board, the chief executive officer, the president, the vice presidents in their order of rank and, within each rank, in their order of seniority, the secretary, or, in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast at the meeting by stockholders present in person or by proxy. The secretary or, in the case of a vacancy in the office or absence of the secretary, an assistant secretary or an individual appointed by the Board of Directors or the chairman of the meeting shall act as secretary. In the event that the secretary presides at a meeting of stockholders, an assistant secretary, or, in the absence of all assistant secretaries, an individual appointed by the Board of Directors or the chairman of the meeting, shall record the minutes of the meeting.

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The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of the chairman and without any action by the stockholders, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance or participation at the meeting to stockholders of record of the Corporation, their duly authorized proxies and such other individuals as the chairman of the meeting may determine; (c) limiting the time allotted to questions or comments; (d) determining when and for how long the polls should be opened and when the polls should be closed; (e) maintaining order and security at the meeting; (f) removing any stockholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; (g) concluding a meeting or recessing or adjourning the meeting, whether or not a quorum is present, to a later date and time and at a place announced at the meeting; and (h) complying with any state and local laws and regulations concerning safety and security. Unless otherwise determined by the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with any rules of parliamentary procedure.

        Section 6.    QUORUM.     At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum for the transaction of business; but this section shall not affect any requirement under any statute or the charter of the Corporation (the "Charter") for the vote necessary for the approval of any matter. If such quorum is not established at any meeting of the stockholders, the chairman of the meeting may adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting, if a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally convened.

        The stockholders present either in person or by proxy at a meeting which has been duly called and at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than would be required to establish a quorum.

        Section 7.    VOTING.     A nominee for director shall be elected as a director only if such nominee receives the affirmative vote of a majority of the total votes cast for and against such nominee at a meeting of stockholders duly called and at which a quorum is present. However, directors shall be elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present for which (a) the secretary of the Corporation receives notice that a stockholder has nominated an individual for election as a director in compliance with the requirements of advance notice of stockholder nominees for director set forth in Article II, Section 11 of these Bylaws, and (b) such nomination has not been withdrawn by such stockholder on or before the close of business on the tenth day before the date of filing of the definitive proxy statement of the Corporation with the Securities and Exchange Commission, and, as a result of which, the number of nominees is greater than the number of directors to be elected at the meeting. Each share entitles the holder thereof to vote for as many individuals as there are directors to be elected and for whose election the holder is entitled to vote. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the Charter. Unless otherwise provided by statute or by the Charter, each outstanding share of stock, regardless of class, entitles the holder thereof to cast one vote on each matter submitted to a

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vote at a meeting of stockholders. Voting on any question or in any election may be viva voce unless the chairman of the meeting shall order that voting be by ballot or otherwise.

        Section 8.    PROXIES.     A holder of record of shares of stock of the Corporation may cast votes in person or by proxy executed by the stockholder or by the stockholder's duly authorized agent in any manner permitted by applicable law. Such proxy or evidence of authorization of such proxy shall be filed with the secretary of the Corporation before or at the meeting. No proxy shall be valid more than eleven months after its date unless otherwise provided in the proxy.

        Section 9.    VOTING OF STOCK BY CERTAIN HOLDERS.     Stock of the Corporation registered in the name of a corporation, limited liability company, partnership, joint venture, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, managing member, manager, general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any trustee or fiduciary, in such capacity, may vote stock registered in such trustee's or fiduciary's name, either in person or by proxy.

        Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it, directly or indirectly, in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

        The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date, the time after the record date within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or appropriate. On receipt by the secretary of the Corporation of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the holder of record of the specified stock in place of the stockholder who makes the certification.

        Section 10.    INSPECTORS.     The Board of Directors or the chairman of the meeting may appoint, before or at the meeting, one or more inspectors for the meeting and any successor to the inspector. Except as otherwise provided by the chairman of the meeting, the inspectors, if any, shall (a) determine the number of shares of stock represented at the meeting, in person or by proxy, and the validity and effect of proxies, (b) receive and tabulate all votes, ballots or consents, (c) report such tabulation to the chairman of the meeting, (d) hear and determine all challenges and questions arising in connection with the right to vote, and (e) do such acts as are proper to fairly conduct the

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election or vote. Each such report shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

        Section 11.    ADVANCE NOTICE OF STOCKHOLDER NOMINEES FOR DIRECTOR AND OTHER STOCKHOLDER PROPOSALS.

        (a)    Annual Meetings of Stockholders.    (1) Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record at the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote at the annual meeting, at the time of giving of notice by the stockholder as provided for in this Section 11(a) and at the time of the annual meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 11(a).

          (2)   For any nomination or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and any such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder's notice shall set forth all information required under this Section 11 and shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article II) for the preceding year's annual meeting; provided, however, that in connection with the Corporation's first annual meeting or in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder's notice as described above.

          (3)   Such stockholder's notice shall set forth:

              (i)  as to each individual whom the stockholder proposes to nominate for election or reelection as a director (each, a "Proposed Nominee"), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act;

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             (ii)  as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the stockholder's reasons for proposing such business at the meeting and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom;

            (iii)  as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person,

              (A)  the class, series and number of all shares of stock or other securities of the Corporation or any affiliate thereof (collectively, the "Company Securities"), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person,

              (B)  the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person,

              (C)  whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit from changes in the price of Company Securities for such stockholder, Proposed Nominee or Stockholder Associated Person or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof disproportionately to such person's economic interest in the Company Securities; and

              (D)  any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series; and

            (iv)  as to the stockholder giving the notice, any Stockholder Associated Person with an interest or ownership referred to in clauses (ii) or (iii) of this paragraph (3) of this Section 11(a) and any Proposed Nominee,

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              (A)  the name and address of such stockholder, as they appear on the Corporation's stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee and

              (B)  the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual.

          (4)   Such stockholder's notice shall, with respect to any Proposed Nominee, be accompanied by a written undertaking executed by the Proposed Nominee (i) that such Proposed Nominee (a) is not, and will not become, a party to any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a director that has not been disclosed to the Corporation and (b) will serve as a director of the Corporation if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Corporation, upon request by the stockholder providing the notice, and shall include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act, or would be required pursuant to the rules of any national securities exchange on which any securities of the Corporation are listed or over-the-counter market on which any securities of the Corporation are traded).

          (5)   Notwithstanding anything in this subsection (a) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article II) for the preceding year's annual meeting, a stockholder's notice required by this Section 11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive office of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

          (6)   For purposes of this Section 11, "Stockholder Associated Person" of any stockholder shall mean (i) any person acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through

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  one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.

        (b)    Special Meetings of Stockholders.    Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) provided that the special meeting has been called in accordance with Section 3(a) of this Article II for the purpose of electing directors, by any stockholder of the Corporation who is a stockholder of record at the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote at the special meeting, at the time of giving of notice provided for in this Section 11 and at the time of the special meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation's notice of meeting, if the stockholder's notice, containing the information required by paragraphs (a)(3) and (4) of this Section 11, is delivered to the secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder's notice as described above.

        (c)    General.    (1) If information submitted pursuant to this Section 11 by any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 11. Any such stockholder shall notify the Corporation of any inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information. Upon written request by the secretary or the Board of Directors, any such stockholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the discretion of the Board of Directors or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 11, and (B) a written update of any information (including, if requested by the Corporation, written confirmation by such stockholder that it continues to intend to bring such nomination or other business proposal before the meeting) submitted by the stockholder pursuant to this Section 11 as of an earlier date. If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 11.

          (2)   Only such individuals who are nominated in accordance with this Section 11 shall be eligible for election by stockholders as directors, and only such business shall be

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  conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 11. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 11.

          (3)   For purposes of this Section 11, "the date of the proxy statement" shall have the same meaning as "the date of the company's proxy statement released to shareholders" as used in Rule 14a-8(e) promulgated under the Exchange Act, as interpreted by the Securities and Exchange Commission from time to time. "Public announcement" shall mean disclosure (A) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (B) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

          (4)   Notwithstanding the foregoing provisions of this Section 11, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act with respect to the matters set forth in this Section 11. Nothing in this Section 11 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, or the right of the Corporation to omit a proposal from, any proxy statement filed by the Corporation with the Securities and Exchange Commission pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act. Nothing in this Section 11 shall require disclosure of revocable proxies received by the stockholder or Stockholder Associated Person pursuant to a solicitation of proxies after the filing of an effective Schedule 14A by such stockholder or Stockholder Associated Person under Section 14(a) of the Exchange Act.

          (5)   Notwithstanding anything in these Bylaws to the contrary, except as otherwise determined by the chairman of the meeting, if the stockholder giving notice as provided for in this Section 11 does not appear in person or by proxy at such annual or special meeting to present each nominee for election as a director or the proposed business, as applicable, such matter shall not be considered at the meeting.

        Section 12.    TELEPHONE MEETINGS.     The Board of Directors or chairman of the meeting may permit one or more stockholders to participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at the meeting.

        Section 13.    CONTROL SHARE ACQUISITION ACT.     Notwithstanding any other provision of the Charter or these Bylaws, Title 3, Subtitle 7 of the Maryland General Corporation Law, or any successor statute (the "MGCL"), shall not apply to any acquisition by any person of shares of stock of the Corporation. This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

        Section 14.    STOCKHOLDERS' CONSENT IN LIEU OF MEETING.     Any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting (a) if a unanimous consent setting forth the action is given in writing or by electronic transmission by

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each stockholder entitled to vote on the matter and filed with the minutes of proceedings of the stockholders or (b) if the action is advised, and submitted to the stockholders for approval, by the Board of Directors and a consent in writing or by electronic transmission of stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders is delivered to the Corporation in accordance with the MGCL. The Corporation shall give notice of any action taken by less than unanimous consent to each stockholder not later than ten days after the effective time of such action.

ARTICLE III

DIRECTORS

        Section 1.    GENERAL POWERS.     The business and affairs of the Corporation shall be managed under the direction of the Board of Directors.

        Section 2.    NUMBER, TENURE AND RESIGNATION.     A majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than the minimum number required by the MGCL, which is one, nor more than 15, provided, further, that the tenure of office of a director shall not be affected by any decrease in the number of directors. Any director of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the chairman of the board, the vice chairman of the board or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.

        Section 3.    ANNUAL AND REGULAR MEETINGS.     An annual meeting of the Board of Directors shall be held immediately after and at the same place as the annual meeting of stockholders, no notice other than this Bylaw being necessary. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors. The Board of Directors may provide, by resolution, the time and place of regular meetings of the Board of Directors without other notice than such resolution.

        Section 4.    SPECIAL MEETINGS.     Special meetings of the Board of Directors may be called by or at the request of the chairman of the board, the vice chairman of the board, the chief executive officer, the president or a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix the time and place of any special meeting of the Board of Directors called by them. The Board of Directors may provide, by resolution, the time and place of special meetings of the Board of Directors without other notice than such resolution.

        Section 5.    NOTICE.     Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, electronic mail, facsimile transmission, courier or United States mail to each director at his or her business or residence address. Notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting. Notice by United States mail shall be given at least three days prior to the meeting. Notice

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by courier shall be given at least two days prior to the meeting. Telephone notice shall be deemed to be given when the director or his or her agent is personally given such notice in a telephone call to which the director or his or her agent is a party. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.

        Section 6.    QUORUM.     A majority of the directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors is present at such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to applicable law, the Charter or these Bylaws, the vote of a majority or other percentage of a specified group of directors is required for action, a quorum must also include a majority or such other percentage of such group.

        The directors present at a meeting which has been duly called and at which a quorum has been established may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough directors to leave fewer than required to establish a quorum.

        Section 7.    VOTING.     The action of a majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the Charter or these Bylaws. If enough directors have withdrawn from a meeting to leave fewer than required to establish a quorum, but the meeting is not adjourned, the action of the majority of that number of directors necessary to constitute a quorum at such meeting shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the Charter or these Bylaws.

        Section 8.    ORGANIZATION.     At each meeting of the Board of Directors, the chairman of the board or, in the absence of the chairman, the vice chairman of the board, shall act as chairman of the meeting. In the absence of both the chairman and vice chairman of the board, the chief executive officer or, in the absence of the chief executive officer, the president or, in the absence of the president, a director chosen by a majority of the directors present, shall act as chairman of the meeting. The secretary or, in his or her absence, an assistant secretary of the Corporation, or, in the absence of the secretary and all assistant secretaries, an individual appointed by the chairman of the meeting, shall act as secretary of the meeting.

        Section 9.    TELEPHONE MEETINGS.     Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in

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the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

        Section 10.    CONSENT BY DIRECTORS WITHOUT A MEETING.     Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each director and is filed with the minutes of proceedings of the Board of Directors.

        Section 11.    VACANCIES.     If for any reason any or all of the directors cease to be directors, such event shall not terminate the Corporation or affect these Bylaws or the powers of the remaining directors hereunder. The stockholders may elect a successor to fill a vacancy on the Board of Directors which results from the removal of a director. Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any vacancy on the Board of Directors for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum. Any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority of the entire Board of Directors. Any individual so elected as director shall serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies.

        Section 12.    COMPENSATION.     Directors shall not receive any stated salary for their services as directors but, by resolution of the Board of Directors, may receive compensation per year and/or per meeting and/or per visit to real property or other facilities owned or leased by the Corporation and for any service or activity they performed or engaged in as directors. Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Directors or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they perform or engage in as directors; but nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.

        Section 13.    RELIANCE.     Each director and officer of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be entitled to rely on any information, opinion, report or statement, including any financial statement or other financial data, prepared or presented by an officer or employee of the Corporation whom the director or officer reasonably believes to be reliable and competent in the matters presented, by a lawyer, certified public accountant or other person, as to a matter which the director or officer reasonably believes to be within the person's professional or expert competence, or, with respect to a director, by a committee of the Board of Directors on which the director does not serve, as to a matter within its designated authority, if the director reasonably believes the committee to merit confidence.

        Section 14.    RATIFICATION.     The Board of Directors or the stockholders may ratify any action or inaction by the Corporation or its officers to the extent that the Board of Directors or the stockholders could have originally authorized the matter, and if so ratified, shall have the same force and effect as if originally duly authorized, and such ratification shall be binding upon the Corporation and its stockholders. Any action or inaction questioned in any proceeding or any other proceeding on the ground of lack of authority, defective or irregular execution, adverse interest of a director, officer or stockholder, non-disclosure, miscomputation, the application of improper principles or practices of accounting or otherwise, may be ratified, before or after judgment, by the Board of Directors or by the stockholders, and such ratification shall constitute a bar to any claim or execution of any judgment in respect of such questioned action or inaction.

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        Section 15.    CERTAIN RIGHTS OF DIRECTORS AND OFFICERS.     The directors shall have no responsibility to devote their full time to the affairs of the Corporation. Any director or officer, in his or her personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to, in addition to or in competition with those of or relating to the Corporation.

        Section 16.    EMERGENCY PROVISIONS.     Notwithstanding any other provision in the Charter or these Bylaws, this Section 16 shall apply during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Directors under Article III of these Bylaws cannot readily be obtained (an "Emergency"). During any Emergency, unless otherwise provided by the Board of Directors, (a) a meeting of the Board of Directors or a committee thereof may be called by any director or officer by any means feasible under the circumstances; (b) notice of any meeting of the Board of Directors during such an Emergency may be given less than 24 hours prior to the meeting to as many directors and by such means as may be feasible at the time, including publication, television or radio; and (c) the number of directors necessary to constitute a quorum shall be one-third of the entire Board of Directors.

ARTICLE IV

COMMITTEES

        Section 1.    NUMBER, TENURE AND QUALIFICATIONS.     The Board of Directors may appoint from among its members an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and other committees, composed of one or more directors, to serve at the pleasure of the Board of Directors. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member.

        Section 2.    POWERS.     The Board of Directors may delegate to any committee appointed under Section 1 of this Article any of the powers of the Board of Directors, except as prohibited by law. Except as may be otherwise provided by the Board of Directors, any committee may delegate some or all of its power and authority to one or more subcommittees, composed of one or more directors, as the committee deems appropriate in its sole and absolute discretion.

        Section 3.    MEETINGS.     Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board of Directors may designate a chairman of any committee, and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two members of the committee) may fix the time and place of its meeting unless the Board shall otherwise provide.

        Section 4.    TELEPHONE MEETINGS.     Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or other communications

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equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

        Section 5.    CONSENT BY COMMITTEES WITHOUT A MEETING.     Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each member of the committee and is filed with the minutes of proceedings of such committee.

        Section 6.    VACANCIES.     Subject to the provisions hereof, the Board of Directors shall have the power at any time to change the membership of any committee, to appoint the chair of any committee, to fill any vacancy, to designate an alternate member to replace any absent or disqualified member or to dissolve any such committee.

ARTICLE V

OFFICERS

        Section 1.    GENERAL PROVISIONS.     The officers of the Corporation shall include a president, a secretary and a treasurer and may include a chairman of the board, a vice chairman of the board, a chief executive officer, one or more vice presidents, a chief operating officer, a chief financial officer, one or more assistant secretaries and one or more assistant treasurers. In addition, the Board of Directors may from time to time elect such other officers with such powers and duties as it shall deem necessary or appropriate. The officers of the Corporation shall be elected annually by the Board of Directors, except that the chief executive officer or president may from time to time appoint one or more vice presidents, assistant secretaries and assistant treasurers or other officers. The Board of Directors may elect, or the chief executive officer may appoint, as the case may be, one or more persons to each office. Each officer shall serve until his or her successor is duly elected and qualifies or until his or her death, or his or her resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president, secretary and assistant secretary or treasurer and assistant treasurer may be held by the same person. Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.

        Section 2.    REMOVAL AND RESIGNATION.     Any officer or agent of the Corporation may be removed, with or without cause, by the Board of Directors if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the chairman of the board, the vice chairman of the board, the chief executive officer, the president or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.

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        Section 3.    VACANCIES.     A vacancy in any office may be filled by the Board of Directors for the balance of the term.

        Section 4.    CHAIRMAN OF THE BOARD.     The Board of Directors may designate from among its members a chairman of the board, who shall not, solely by reason of these Bylaws, be an officer of the Corporation. The Board of Directors may designate the chairman of the board as an executive or non-executive chairman. The chairman of the board shall preside over the meetings of the Board of Directors. The chairman of the board shall perform such other duties as may be assigned to him or her by these Bylaws or the Board of Directors.

        Section 5.    VICE CHAIRMAN OF THE BOARD.     The Board of Directors may designate from among its members a vice chairman of the board, who shall not, solely by reason of these Bylaws, be an officer of the Corporation. The Board of Directors may designate the vice chairman of the board as an executive or non-executive vice chairman. The vice chairman of the board shall perform such other duties as may be assigned to him or her by these Bylaws or the Board of Directors.

        Section 6.    CHIEF EXECUTIVE OFFICER.     The Board of Directors may designate a chief executive officer. In the absence of such designation, the chairman of the board shall be the chief executive officer of the Corporation. The chief executive officer shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Board of Directors from time to time.

        Section 7.    CHIEF OPERATING OFFICER.     The Board of Directors may designate a chief operating officer. The chief operating officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer.

        Section 8.    CHIEF FINANCIAL OFFICER.     The Board of Directors may designate a chief financial officer. The chief financial officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer.

        Section 9.    PRESIDENT.     In the absence of a chief executive officer, the president shall in general supervise and control all of the business and affairs of the Corporation. In the absence of a designation of a chief operating officer by the Board of Directors, the president shall be the chief operating officer. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.

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        Section 10.    VICE PRESIDENTS.     In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to such vice president by the chief executive officer, the president or the Board of Directors. The Board of Directors may designate one or more vice presidents as executive vice president, senior vice president or vice president for particular areas of responsibility.

        Section 11.    SECRETARY.     The secretary shall (a) keep the minutes of the proceedings of the stockholders, the Board of Directors and committees of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation; (d) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder; (e) have general charge of the stock transfer books of the Corporation; and (f) in general perform such other duties as from time to time may be assigned to him or her by the chief executive officer, the president or the Board of Directors.

        Section 12.    TREASURER.     The treasurer shall have custody of the funds and securities of the Corporation, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors and in general perform such other duties as from time to time may be assigned to him or her by the chief executive officer, the president or the Board of Directors. In the absence of a designation of a chief financial officer by the Board of Directors, the treasurer shall be the chief financial officer of the Corporation.

        The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and Board of Directors, at the regular meetings of the Board of Directors or whenever it may so require, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.

        Section 13.    ASSISTANT SECRETARIES AND ASSISTANT TREASURERS.     The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the chief executive officer, the president or the Board of Directors.

        Section 14.    COMPENSATION.     The compensation of the officers shall be fixed from time to time by or under the authority of the Board of Directors and no officer shall be prevented from receiving such compensation by reason of the fact that he or she is also a director.

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 ARTICLE VI

CONTRACTS, CHECKS AND DEPOSITS

        Section 1.    CONTRACTS.     The Board of Directors may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the Corporation when duly authorized or ratified by action of the Board of Directors and executed by an authorized person.

        Section 2.    CHECKS AND DRAFTS.     All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board of Directors.

        Section 3.    DEPOSITS.     All funds of the Corporation not otherwise employed shall be deposited or invested from time to time to the credit of the Corporation as the Board of Directors, the chief executive officer, the president, the chief financial officer, treasurer or any other officer designated by the Board of Directors may determine.

ARTICLE VII

STOCK

        Section 1.    CERTIFICATES.     Except as may be otherwise provided by the Board of Directors or any officer of the Corporation, stockholders of the Corporation are not entitled to certificates representing the shares of stock held by them. In the event that the Corporation issues shares of stock represented by certificates, such certificates shall be in such form as prescribed by the Board of Directors or a duly authorized officer, shall contain the statements and information required by the MGCL and shall be signed by the officers of the Corporation in any manner permitted by the MGCL. In the event that the Corporation issues shares of stock without certificates, to the extent then required by the MGCL the Corporation shall provide to the record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates. There shall be no difference in the rights and obligations of stockholders based on whether or not their shares are represented by certificates.

        Section 2.    TRANSFERS.     All transfers of shares of stock shall be recorded on the books of the Corporation, by or on behalf of the holder of the shares, in person or by his or her duly authorized agent, in such manner as the Board of Directors or any officer of the Corporation may prescribe and, if such shares are certificated, upon surrender of certificates duly endorsed. The issuance of a new certificate upon the transfer of certificated shares is subject to the determination of the Board of Directors or an officer of the Corporation that such shares shall no longer be represented by certificates. Upon the transfer of any uncertificated shares, the Corporation shall provide to the record holders of such shares, to the extent then required by the MGCL, a written statement of the information required by the MGCL to be included on stock certificates.

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        The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the laws of the State of Maryland.

        Notwithstanding the foregoing, transfers of shares of any class or series of stock will be subject in all respects to the Charter and all of the terms and conditions contained therein.

        Section 3.    REPLACEMENT CERTIFICATE.     Any officer of the Corporation may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, destroyed, stolen or mutilated, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, destroyed, stolen or mutilated; provided, however, that if such shares have ceased to be certificated, no new certificate shall be issued unless requested in writing by such stockholder and the Board of Directors or an officer of the Corporation has determined that such certificates may be issued. Unless otherwise determined by an officer of the Corporation, the owner of such lost, destroyed, stolen or mutilated certificate or certificates, or his or her legal representative, shall be required, as a condition precedent to the issuance of a new certificate or certificates, to give the Corporation a bond in such sums as it may direct as indemnity against any claim that may be made against the Corporation.

        Section 4.    FIXING OF RECORD DATE.     The Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such record date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.

        When a record date for the determination of stockholders entitled to notice of or to vote at any meeting of stockholders has been set as provided in this section, such record date shall continue to apply to the meeting if postponed or adjourned, except if the meeting is postponed or adjourned to a date more than 120 days after the record date originally fixed for the meeting, in which case a new record date for such meeting shall be determined as set forth herein.

        Section 5.    STOCK LEDGER.     The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate stock ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.

        Section 6.    FRACTIONAL STOCK; ISSUANCE OF UNITS.     The Board of Directors may authorize the Corporation to issue fractional shares of stock or authorize the issuance of scrip, all on such terms and under such conditions as it may determine. Notwithstanding any other provision of the Charter or these Bylaws, the Board of Directors may authorize the issuance of units consisting of different securities of the Corporation.

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 ARTICLE VIII

ACCOUNTING YEAR

        The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

ARTICLE IX

DISTRIBUTIONS

        Section 1.    AUTHORIZATION.     Dividends and other distributions upon the stock of the Corporation may be authorized by the Board of Directors, subject to the provisions of law and the Charter. Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to applicable law and the Charter.

        Section 2.    CONTINGENCIES.     Before payment of any dividend or other distribution, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine, and the Board of Directors may modify or abolish any such reserve.

ARTICLE X

INVESTMENT POLICY

        Subject to the provisions of the Charter, the Board of Directors may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Corporation as it shall deem appropriate in its sole discretion.

ARTICLE XI

SEAL

        Section 1.    SEAL.     The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall contain the name of the Corporation and the year of its incorporation and the words "Incorporated Maryland." The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.

        Section 2.    AFFIXING SEAL.     Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(SEAL)" adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

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 ARTICLE XII

INDEMNIFICATION AND ADVANCE OF EXPENSES

        To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, trustee, member, manager, employee, partner or agent of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by the Charter and these Bylaws shall vest immediately upon election of a director or officer. The Corporation shall provide such indemnification and advancement for expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and may, with the approval of its Board of Directors, provide the same (or lesser) indemnification and advancement of expenses to any employee or agent of the Corporation or a predecessor of the Corporation. The indemnification and payment or reimbursement of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

        Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Charter or these Bylaws inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

ARTICLE XIII

WAIVER OF NOTICE

        Whenever any notice of a meeting is required to be given pursuant to the Charter or these Bylaws or pursuant to applicable law, a waiver thereof in writing or by electronic transmission, given by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice of such meeting, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

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 ARTICLE XIV

EXCLUSIVE FORUM FOR CERTAIN LITIGATION

        Unless the Corporation consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of any duty owed by any director or officer or other employee of the Corporation to the Corporation or to the stockholders of the Corporation, (c) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the MGCL, the Charter or these Bylaws, or (d) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation that is governed by the internal affairs doctrine.

ARTICLE XV

AMENDMENT OF BYLAWS

        These Bylaws may be amended, altered, repealed or rescinded (a) by the Board of Directors or (b) by the stockholders, by the affirmative vote of a majority of all the votes entitled to be cast generally in the election of directors; provided, however, that any amendment to these Bylaws approved by the stockholders by the affirmative vote of a majority of all the votes entitled to be cast generally in the election of directors may not be amended by the Board of Directors without the affirmative vote of a majority of all the votes entitled to be cast generally in the election of directors.

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Annex D

June 2, 2016

The Special Committee of the Board of Directors of
NorthStar Asset Management Group Inc.
399 Park Avenue, 18th Floor
New York, NY 10022

Members of the Special Committee:

        We understand that NorthStar Asset Management Group Inc., a Delaware corporation (the "Company"), proposes to enter into an Agreement and Plans of Merger, to be dated as of June 2, 2016 (the "Merger Agreement"), with NorthStar Realty Finance Corp., a Maryland corporation ("Sirius"), Colony Capital, Inc., a Maryland corporation ("Constellation"), New Polaris Inc., a Maryland corporation and a wholly owned subsidiary of the Company ("New Polaris"), Sirius Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Sirius, NorthStar Realty Finance Limited Partnership, a Delaware limited partnership and a subsidiary of Sirius, New Sirius Inc., a Maryland corporation and a wholly owned subsidiary of Sirius ("New Sirius") and New Sirius Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of New Sirius ("New Sirius Sub"), pursuant to which, and subject to the terms and conditions set forth therein, (i) New Sirius will be merged with and into New Polaris, with New Polaris as the surviving corporation (such merger, the "Sirius-Polaris Merger"), and (ii) Constellation will be merged with and into New Polaris, with New Polaris as the surviving corporation (such merger, the "Constellation-Polaris Merger", and together with the Sirius-Polaris Merger, the "Mergers"). We have assumed, with the Company's consent, that prior to the Redomestication Merger Effective Time, the holders of common stock, par value $0.01 per share, of the Company (the "Polaris Common Stock") will be paid an aggregate dividend (the "Special Dividend") of $128 million. Capitalized terms used herein and not defined shall have the meanings ascribed thereto in the Merger Agreement.

        Prior to the Mergers, among other things, (i) the Company will merge with and into New Polaris, with New Polaris as the surviving corporation, and each issued and outstanding share of Polaris Common Stock will be converted into one share of Class A common stock, par value $0.01 per share, of New Polaris (the "New Polaris Class A Common Stock"), and (ii) New Sirius Sub will merge with and into Sirius, with Sirius as the surviving corporation, and each issued and outstanding share of common stock, par value $0.01 per share, of Sirius will be converted into one share of common stock, par value $0.01 per share, of New Sirius.

        As a result of the Sirius-Polaris Merger, among other things, each issued and outstanding share of common stock, par value $0.01 per share, of New Sirius, other than the New Sirius Cancelled Shares (as defined in the Merger Agreement), will be converted into the right to receive 1.0996 (the "Sirius Exchange Ratio") shares of New Polaris Class A Common Stock.

II-D-1

        As a result of the Constellation-Polaris Merger, among other things, (i) each issued and outstanding share of Class A common stock, par value $0.01 per share, of Constellation, other than the Constellation Class A Cancelled Shares (as defined in the Merger Agreement), will be converted into the right to receive 1.4663 (the "Constellation Class A Exchange Ratio") shares of New Polaris Class A Common Stock, and (ii) each issued and outstanding share of Class B common stock, par value $0.01 per share, of Constellation, other than the Constellation Class B Cancelled Shares (as defined in the Merger Agreement), will be converted into the right to receive 1.4663 (the "Constellation Class B Exchange Ratio") shares of Class B common stock, par value $0.01 per share, of New Polaris. The terms and conditions of the Mergers are more fully set forth in the Merger Agreement.

        The Special Committee of the Board of Directors has asked us whether, in our opinion, after giving effect to the Special Dividend, (i) the Sirius Exchange Ratio, (ii) the Constellation Class A Exchange Ratio, and (iii) the Constellation Class B Exchange Ratio are fair, from a financial point of view, to the holders of Polaris Common Stock.

        In connection with rendering our opinion, we have, among other things:

    (i)
    reviewed certain publicly available business and financial information relating to the Company, Sirius and Constellation that we deemed to be relevant;

    (ii)
    reviewed certain non-public historical financial and operating data relating to the Company, Sirius and Constellation prepared and furnished to us by management of each of such companies;

    (iii)
    reviewed certain non-public projected financial and operating data relating to the Company, Sirius and Constellation prepared and furnished to us by management of each of such companies;

    (iv)
    discussed the past and current operations, financial projections and current financial condition of the Company, Sirius and Constellation with management of each of such companies (including their views on the risks and uncertainties of achieving such projections);

    (v)
    performed a discounted cash flow analysis on the Company based on forecasts and other data provided by management of the Company;

    (vi)
    performed dividend discount analyses on Sirius and Constellation based on forecasts and other data provided by management of each of such companies;

    (vii)
    performed a peer group trading analysis on the Company using publicly available information relating to public issuers that we deemed relevant;

    (viii)
    compared the relative contribution by each of the Company, Sirius and Constellation of certain financial metrics we deemed relevant to

II-D-2

      the pro forma entity with the relative ownership derived from the exchange ratios;

    (ix)
    performed sum-of-the-parts analyses for Sirius and Constellation based on forecasts and other data provided by management of each of such companies;

    (x)
    reviewed estimated synergy information and anticipated asset sales and reinvestment assumptions, in each case as jointly developed by management of the Company, Sirius and Constellation;

    (xi)
    reviewed the reported prices and the historical trading activity of the Company, Sirius and Constellation;

    (xii)
    reviewed publicly available research analyst estimates for the Company's, Sirius' and Constellation's future financial performance on a standalone basis;

    (xiii)
    reviewed a draft of the Merger Agreement, dated June 2, 2016, which we have assumed is in substantially final form and from which we assume the final form will not vary in any respect material to our analysis;

    (xiv)
    performed such other analyses and examinations and considered such other factors that we deemed appropriate.

        For purposes of our analysis and opinion, we have assumed and relied upon, without undertaking any independent verification of, the accuracy and completeness of all of the information publicly available, and all of the information supplied or otherwise made available to, discussed with, or reviewed by us, and we assume no liability therefor. With respect to the projected financial data relating to the Company, Sirius and Constellation referred to above, we have assumed that such data has been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the respective managements of the Company, Sirius and Constellation as to the future financial performance of the Company, Sirius, Constellation and New Polaris, as applicable, under the business assumptions reflected therein, including with respect to tax assumptions. We express no view as to any projected financial and operating data or any judgments, estimates or assumptions on which they are based. We have relied at your direction, without independent verification, upon the assessments of the management of the Company, Sirius and Constellation as to the future financial and operating performance of the Company, Sirius, Constellation and New Polaris, and we have assumed that New Polaris will realize the benefits that management of the Company, Sirius and Constellation expect will be realized from the Mergers.

        For purposes of rendering our opinion, we have assumed, in all respects material to our analysis, that the representations and warranties of each party contained in the Merger Agreement (in the draft form reviewed by us) are true and correct, that each party will

II-D-3

perform all of the covenants and agreements required to be performed by it under the Merger Agreement and that all conditions to the consummation of the Mergers will be satisfied without material waiver or modification thereof. We have further assumed that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the Mergers will be obtained without any material delay, limitation, restriction or condition that would have an adverse effect on the Company, Sirius, Constellation, New Polaris, the consummation of the Mergers or materially reduce the benefits of the Mergers to the Company, Sirius, Constellation or New Polaris. We have assumed the final versions of all documents reviewed by us in draft form conform in all material respects to the drafts reviewed by us.

        We have not made nor assumed any responsibility for making any independent valuation or appraisal of the assets or liabilities of the Company, Sirius or Constellation, nor have we been furnished with any such appraisals, nor have we evaluated the solvency or fair value of the Company, Sirius or Constellation under any state or federal laws relating to bankruptcy, insolvency or similar matters. Our opinion is necessarily based upon information made available to us as of the date hereof and financial, economic, market and other conditions as they exist and as can be evaluated on the date hereof. It is understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise or reaffirm this opinion.

        We have not been asked to pass upon, and express no opinion with respect to, any matter other than the fairness, after giving effect to the Special Dividend, of (i) the Sirius Exchange Ratio, (ii) the Constellation Class A Exchange Ratio, and (iii) the Constellation Class B Exchange Ratio, from a financial point of view, to the holders of Polaris Common Stock. We do not express any view on, and our opinion does not address, the fairness of the Mergers to any other persons or holders of any securities, creditors or other constituencies of the Company, Sirius or Constellation, nor any view as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, Sirius or Constellation or any classes of such persons. We have assumed that any modification to the structure of the transaction will not vary our analysis in any material respect. Our opinion does not address the relative merits of the Mergers as compared to other business or financial strategies that might be available to the Company, nor does it address the underlying business decision of the Company to engage in the Mergers. This letter, and our opinion, does not constitute a recommendation to the Special Committee of the Board of Directors or to any other persons in respect of the Mergers. We express no opinion herein as to the price at which any securities of the Company or New Polaris will trade at any time. We are not legal, regulatory, accounting or tax experts and have assumed the accuracy and completeness of assessments by the Company and its advisors with respect to legal, regulatory, accounting and tax matters.

        We received an initial fee for our services and will receive an additional fee upon the rendering of this opinion. The Company has also agreed to pay us a monthly retainer fee, reimburse our expenses and indemnify us against certain liabilities arising out of our

II-D-4

engagement. We may also be entitled to receive an additional fee at the discretion of the Special Committee of the Board of Directors. During the two year period prior to the date hereof, no material relationship existed between Evercore Group L.L.C. and its affiliates and the Company pursuant to which compensation was received by Evercore Group L.L.C. or its affiliates as a result of such a relationship. We may provide financial or other services to the Company and/or New Polaris in the future and in connection with any such services we may receive compensation.

        In the ordinary course of business, Evercore Group L.L.C. or its affiliates may actively trade the securities, or related derivative securities, or financial instruments of the Company, Sirius, Constellation and their respective affiliates, for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities or instruments.

        This letter, and the opinion expressed herein is addressed to, and for the information and benefit of, the Special Committee of the Board of Directors in connection with their evaluation of the proposed Mergers. The issuance of this opinion has been approved by an Opinion Committee of Evercore Group L.L.C.

        Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, after giving effect to the payment of the Special Dividend, the Sirius Exchange Ratio, the Constellation Class A Exchange Ratio, and the Constellation Class B Exchange Ratio are fair, from a financial point of view, to the holders of Polaris Common Stock.

Very truly yours,
EVERCORE GROUP L.L.C.
By:	/s/ Martin J. Cicco Martin J. Cicco Senior Managing Director

II-D-5

Annex E

200 West Street -- New York, NY 10282-2198
Tel: 212-902-1000 -- Fax: 212-902-3000

PERSONAL AND CONFIDENTIAL

June 2, 2016

Board of Directors
Northstar Asset Management Group Inc.
399 Park Avenue
New York, NY 10022

Ladies and Gentlemen:

You have requested our opinion as to the fairness from a financial point of view to the holders (other than Northstar Realty Finance Corp. ("NRF"), Colony Capital, Inc. ("Colony") and their respective affiliates) of the outstanding shares of common stock, par value $0.01 per share (the "Company Shares"), of Northstar Asset Management Group Inc. (the "Company"), taking into account the Pre-Merger Special Dividend, the NRF Merger and the Colony Merger (each as defined below), of the Company Exchange Ratio, pursuant to the Agreement and Plans of Merger, dated as of June 2, 2016 (the "Agreement"), among NRF, Colony, the Company, New Polaris Inc., a wholly owned subsidiary of the Company ("New NSAM"), New Sirius Inc., a wholly owned subsidiary of NRF ("New NRF"), Northstar Realty Finance Limited Partnership, a subsidiary of NRF ("NRF OP"), Sirius Merger Sub-T, LLC, a wholly owned subsidiary of NRF ("NRF Sub"), and New Sirius Merger Sub, LLC, a wholly owned subsidiary of New NRF ("New NRF Sub"). The Agreement provides that, among other things, (a) the Company will make a special distribution in respect of each holder of a Company Share before the closing of the Company Merger of a pro rata portion of up to $128,000,000.00 in cash (the "Pre-Merger Special Dividend"); (b) the Company will be merged with and into New NSAM (the "Company Merger"); (c) New NRF Sub will be merged with and into NRF (the "New NRF Merger"); (d) New NRF will then be merged with and into New NSAM (the "NRF Merger"); and (e) Colony will then be merged with and into New NSAM (the "Colony Merger"). As a result of the Company Merger, each issued and outstanding Company Share will be converted into the right to receive one share of Class A common stock, par value $0.01 per share (the "New NSAM Class A Common Stock"), of New NSAM (the "Company Exchange Ratio"). As a result of the New NRF Merger, each issued and outstanding share of common stock, par value $0.01 per share (the "NRF Shares"), of NRF will be converted into one share of common stock, par value $0.01 per share (the "New NRF Shares"), of New NRF. As a result of the NRF Merger, each issued and outstanding New NRF Share (other than New NRF Shares owned by Colony, New NSAM or any of their direct or indirect wholly owned subsidiaries or New NRF Shares owned by any wholly owned subsidiary of New NRF not held on behalf of third parties) will be converted into the right to receive 1.0996 shares of New NSAM Class A Common Stock (the "NRF Exchange

Securities and Investment Services Provided by Goldman, Sachs & Co.

II-E-1

Board of Directors
Northstar Asset Management Group Inc.
June 2, 2016

Ratio"). As a result of the Colony Merger, each issued and outstanding share of Class A common stock, par value $0.01 per share (the "Colony Shares"), of Colony (other than Colony Shares owned by New NRF, New NSAM or any of their direct or indirect wholly owned subsidiaries or Colony Shares owned by any wholly owned subsidiary of Colony not held on behalf of third parties) will be converted into the right to receive 1.4663 shares of New NSAM Class A Common Stock (the "Class A Colony Exchange Ratio") and each share of Class B common stock, par value $0.01 per share (the "Colony Class B Shares"), of Colony (other than Colony Class B Shares owned by New NRF, New NSAM or any of their direct or indirect wholly owned subsidiaries or Colony Class B Shares owned by any wholly owned subsidiary of Colony not held on behalf of third parties) will be converted into the right to receive 1.4663 shares of Class B common stock, par value $0.01 per share, of New NSAM (together with the Class A Colony Exchange Ratio, the "Colony Exchange Ratio"). In addition, the NRF Exchange Ratio and the Colony Exchange Ratio are each subject to adjustment pursuant to Section 2.10(c) and 2.11(c) of the Agreement, as to which adjustments we express no opinion.

Goldman, Sachs & Co. and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman, Sachs & Co. and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Colony, NRF, any of their respective affiliates and third parties, or any currency or commodity that may be involved in the transaction contemplated by the Agreement (the "Transaction"). We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, all of which are contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We have provided certain financial advisory and/or underwriting services to the Company and/or its affiliates from time to time for which our Investment Banking Division has received, and may receive, compensation. We also have provided certain financial advisory and/or underwriting services to NRF and/or its affiliates from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as financial advisor to NRF in connection with the sale of NRF's manufactured housing portfolio announced in May 2016. We also have provided certain financial advisory and/or underwriting services to Colony and/or its affiliates from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as joint bookrunner with respect to a public offering for First Republic Bank, an affiliate of Colony, of its 2.375% Notes due 2019 (aggregate principal amount $400,000,000) in June 2014; as joint bookrunner with respect to a public offering for BUT SAS, an affiliate of Colony, of its 7.375% Notes due 2019 (aggregate principal amount $245,000,000) in June 2014; as financial advisor to Colony in connection with the sale of Colony Capital LLC's real estate and investment management business to Colony, in April 2015; and as sole bookrunner with respect to a public offering for BUT SAS of its 7.375% Notes due 2019 (aggregate principal amount $72,000,000) in August 2015. We may also in the future provide financial advisory and/or underwriting services to the Company, NRF, Colony, New NSAM and their respective affiliates for which our Investment Banking Division may receive compensation. Affiliates of Goldman, Sachs & Co. also may have co-invested with the Company, NRF, Colony and their respective affiliates from time to time and may have invested

II-E-2

Board of Directors
Northstar Asset Management Group Inc.
June 2, 2016

in limited partnership units of respective affiliates of the Company and NRF from time to time and may do so in the future.

In connection with this opinion, we have reviewed, among other things:

  •
  the Agreement;
  •
  annual reports to stockholders and Annual Reports on Form 10-K of the Company for the two fiscal years ended December 31, 2015;
  •
  the Company's Registration Statement on Form 10, including the Company's Information Statement, dated June 24, 2014 relating to the distribution of Company Shares by NRF;
  •
  annual reports to the stockholders and Annual Reports on Form 10-K of NRF for the five fiscal years ended December 31, 2015;
  •
  annual reports to stockholders and Annual Reports on Form 10-K of Colony for the five fiscal years ended December 31, 2015;
  •
  certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company, NRF and Colony;
  •
  certain other communications from the Company, NRF and Colony to their respective stockholders;
  •
  certain publicly available research analyst reports for the Company, NRF and Colony;
  •
  certain internal financial analyses and forecasts for NRF prepared by its management, including certain operating synergies projected by NRF to result from the Transaction; certain internal financial analyses and forecasts for Colony prepared by its management, including certain operating synergies projected by Colony to result from the Transaction; and
  •
  certain internal financial analysis and forecasts for the Company, and certain financial analyses and forecasts for NRF, Colony and New NSAM prepared by management of the Company, in each case, as approved for our use by the Company (the "Forecasts"), including certain operating synergies projected by the management of the Company to result from the Transaction, as approved for our use by the Company (the "Synergies").

We have also held discussions with members of the senior managements of the Company, NRF and Colony regarding their assessment of the strategic rationale for, and the potential benefits of, the Transaction and the past and current business operations, financial condition and future prospects of the Company, NRF, Colony and New NSAM; reviewed the reported price and trading activity for the Company Shares, the NRF Shares and the Colony Shares; compared certain financial and stock market information for the Company, NRF and Colony with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the real estate asset management industry and in other industries; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.

For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts, including the Synergies, have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of

II-E-3

Board of Directors
Northstar Asset Management Group Inc.
June 2, 2016

the Company, NRF, Colony, New NSAM, New NRF, NRF Sub, New NRF Sub, NRF OP, Colony Capital Operating Company, LLC, a Delaware limited liability company ("Colony OP"), Northstar Asset Management LP, a Delaware limited partnership ("NSAM OP"), Northstar Asset Management, LTD, a Jersey limited company ("NSAM Jersey") or any of their respective subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company, New NSAM, NRF, New NRF or Colony or on the expected benefits of the Transaction in any way meaningful to our analysis. We also have assumed that the Pre-Merger Special Dividend will be paid in the amount of a pro rata portion of $128,000,000.00 in cash to each holder of a Company Share before the closing of the Company Merger and that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.

Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the holders (other than NRF, Colony and their respective affiliates) of the Company Shares, as of the date hereof and taking into account the Pre-Merger Special Dividend, the NRF Merger and the Colony Merger, of the Company Exchange Ratio, pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction, including the NRF Exchange Ratio, the Colony Exchange Ratio, the treatment of the limited partnership interests in NSAM OP, the treatment of the limited liability company interests in NSAM Jersey, the transactions pursuant to Section 2.01(b), (c), (d), (e) and (f) of the Agreement, Sections 2.13 and 2.14 of the Agreement and Section 2.24 of the Agreement (including the transactions set forth on Exhibit C of the Agreement), or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including, the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the Company Exchange Ratio, pursuant to the Agreement and taking into account the Pre-Merger Special Dividend, the NRF Merger and the Colony Merger, or otherwise. We are not expressing any opinion as to the prices at which the New NSAM Shares will trade at any time or as to the impact of the Transaction on the solvency or viability of the Company, NRF, Colony, New NSAM, New NRF, NRF Sub, New NRF Sub, NRF OP, Colony OP, NSAM OP, or NSAM Jersey or the ability of the Company, NRF, Colony, New NSAM, New NRF, NRF OP, Colony OP, NSAM OP or NSAM Jersey to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Company Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman, Sachs & Co.

II-E-4

Board of Directors
Northstar Asset Management Group Inc.
June 2, 2016

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof and taking into account the Pre-Merger Special Dividend, the NRF Merger and the Colony Merger, the Company Exchange Ratio, pursuant to the Agreement is fair from a financial point of view to the holders (other than NRF, Colony and their respective affiliates) of the Company Shares.

Very truly yours,
/s/ Goldman, Sachs & Co. (GOLDMAN, SACHS & CO.)

II-E-5

Annex F

[LETTERHEAD OF MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED]

June 2, 2016

The Board of Directors
Colony Capital, Inc.
515 South Flower Street, 44th Floor
Los Angeles, California 90071

The Board of Directors:

We understand that Colony Capital, Inc. ("Colony") proposes to enter into an Agreement and Plans of Merger (the "Agreement") among Colony, NorthStar Realty Finance Corp. ("NRF"), NorthStar Asset Management Group Inc. ("NSAM"), New Polaris Inc., a wholly owned subsidiary of NSAM ("New NSAM"), Sirius Merger Sub-T, LLC, a wholly owned subsidiary of NRF, NorthStar Realty Finance Limited Partnership, a subsidiary of NRF, New Sirius Inc., a wholly owned subsidiary of NRF, and New Sirius Merger Sub, LLC, a wholly owned subsidiary of New NRF, pursuant to which, among other things, Colony will merge with and into New NSAM (the "Merger") and each outstanding share of Class A common stock, par value $0.01 per share, of Colony ("Colony Class A Common Stock") will be converted into the right to receive 1.4663 (the "Colony Class A Exchange Ratio") shares of Class A common stock, par value $0.01 per share, of New NSAM ("New NSAM Class A Common Stock").

We also understand that, pursuant to or as contemplated by the Agreement, (i) in connection with the Merger, the outstanding shares of Class B common stock of Colony ("Colony Class B Common Stock"), and the outstanding shares of each series of the preferred stock of Colony, will be converted into the right to receive shares of Class B common stock and new series of the preferred stock, respectively, of New NSAM, (ii) at or prior to consummation of the Merger, the parties will undertake a series of reorganization and other transactions involving, among other things, (A) various redomestication, upstream, holdco and other mergers, an entity conversion and related transactions as a result of which the outstanding securities of NSAM and NRF will be converted into securities of New NSAM, such that, after giving effect to the payment by NSAM of a special cash dividend to its stockholders of $125 million in the aggregate, the securityholders of Colony, NSAM and NRF each as a group will hold on a pro forma basis approximately one-third of the outstanding securities of New NSAM and (B) the potential sale or other disposition by NSAM and NRF of certain portfolios and other assets and (iii) following consummation of the Merger, the parties will undertake certain additional restructuring and integration transactions (such restructuring and integration transactions, together with the transactions described in clauses (i) and (ii) above and the other transactions contemplated by the Agreement (other than the Merger), collectively, the "Related Transactions"). The terms and conditions of the Merger and the Related Transactions are more fully set forth in the Agreement.

You have requested our opinion as to the fairness, from a financial point of view, to the holders of Colony Class A Common Stock of the Colony Class A Exchange Ratio provided for in the Merger.

In connection with this opinion, we have, among other things:

    (i)
    reviewed certain publicly available business and financial information relating to Colony, NSAM and NRF;

II-F-1

The Board of Directors
Colony Capital, Inc.
June 2, 2016

    (ii)
    reviewed certain internal financial and operating information with respect to the business, operations and prospects of Colony furnished to or discussed with us by the management of Colony, including certain financial forecasts relating to Colony prepared by the management of Colony (such forecasts, the "Colony Forecasts");

    (iii)
    reviewed certain internal financial and operating information with respect to the business, operations and prospects of NSAM furnished to or discussed with us by the management of NSAM, including certain financial forecasts relating to NSAM prepared by the management of NSAM and approved by the management of Colony (such forecasts, the "NSAM Forecasts");

    (iv)
    reviewed certain internal financial and operating information with respect to the business, operations and prospects of NRF furnished to or discussed with us by the management of an affiliate of NSAM as the external manager of NRF (the "NRF External Manager"), including certain financial forecasts relating to NRF prepared by the NRF External Manager and approved by the management of Colony (such forecasts, the "NRF Forecasts");

    (v)
    reviewed certain estimates as to the amount and timing of cost savings (collectively, the "Cost Savings") anticipated by the managements of Colony and NSAM and the NRF External Manager to result from the Merger and the Related Transactions;

    (vi)
    discussed the past and current business, operations, financial condition and prospects of Colony with members of the senior managements of Colony and NSAM and the NRF External Manager, discussed the past and current business, operations, financial condition and prospects of NSAM with members of the senior managements of NSAM and Colony and discussed the past and current business, operations, financial condition and prospects of NRF with the NRF External Manager and members of the senior management of Colony;

    (vii)
    reviewed the potential pro forma financial impact of the Merger and the Related Transactions on the future financial performance of New NSAM, including the potential effect on New NSAM's estimated funds from operations, based on the financial forecasts relating to Colony, NSAM and NRF described above and the Cost Savings;

    (viii)
    reviewed the trading histories for Colony Class A Common Stock, the common stock, par value $0.01 per share, of NSAM and the common stock, par value $0.01 per share, of NRF and a comparison of such trading histories with each other and with the trading histories of other companies we deemed relevant;

    (ix)
    compared certain financial and stock market information of Colony, NSAM and NRF with similar information of other companies we deemed relevant;

    (x)
    reviewed the relative financial contributions of Colony, NSAM and NRF to the future financial performance of the combined company on a pro forma basis;

    (xi)
    reviewed a draft, dated June 1, 2016, of the Agreement (the "Draft Agreement"); and

II-F-2

The Board of Directors
Colony Capital, Inc.
June 2, 2016

    (xii)
    performed such other analyses and studies and considered such other information and factors as we deemed appropriate.

We have not relied, for purposes of our opinion, on a comparison of the financial terms of the Merger to the financial terms of other transactions given, in our view, the lack of sufficient comparability of other transactions to the Merger. In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and have relied upon the assurances of the managements of Colony and NSAM and the NRF External Manager that they are not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the Colony Forecasts, we have been advised by Colony, and we have assumed, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Colony as to the future financial performance of Colony and the other matters covered thereby. With respect to the NSAM Forecasts and the NRF Forecasts, we have been advised by the management of NSAM and the NRF External Manager, as the case may be, and we have assumed, with the consent of Colony, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of NSAM and the NRF External Manager, as applicable, as to the future financial performance of NSAM, NRF and the other matters covered thereby. With respect to the Cost Savings, we have been advised by the managements of Colony and NSAM and the NRF External Manager, and we have assumed, with the consent of Colony, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of such managements and external manager as to such Cost Savings. We have relied, at the direction of Colony, on the assessments of the managements of Colony and NSAM and the NRF External Manager as to New NSAM's ability to achieve the Cost Savings and have been advised by Colony, NSAM and NRF, and we have assumed, with the consent of Colony, that the Cost Savings will be realized in the amounts and at the times projected. We also have relied, at the direction of Colony, upon the assessments of the managements of Colony and NSAM and the NRF External Manager as to, among other things, (i) the Related Transactions, including with respect to the timing thereof and the assets, liabilities and financial and other terms involved, (ii) matters relating to the separation of NSAM and NorthStar Realty Europe Corp. from NRF consummated in July 2014 and November 2015, respectively (the "Spin-offs"), and any tax indemnities and other arrangements relating to the Spin-offs, (iii) the potential impact on Colony, NSAM and NRF of certain market, competition and other trends in and prospects for, and governmental, regulatory and legislative matters relating to or affecting, the mortgage, real estate and real estate investment and asset management industries and related credit and financial markets, (iv) existing and future relationships, agreements and arrangements with, and the ability to attract and retain, key employees, tenants, operators and other commercial relationships of Colony, NSAM and NRF and (v) the ability to integrate the businesses and operations of Colony, NSAM and NRF as contemplated. We have assumed, with the consent of Colony, that there will be no developments with respect to any such matters or alternative transaction structures that would have an adverse effect on Colony, NSAM, NRF, the Merger or any Related Transactions (including the contemplated benefits thereof) or that otherwise would be meaningful in any respect to our analyses or opinion.

We have not made or been provided with any independent evaluation or appraisal of the assets or liabilities (contingent, derivative, off-balance sheet or otherwise) of Colony, NSAM, NRF or any other entity, nor have we made any physical inspection of the properties or assets of Colony, NSAM, NRF or any other entity. We have not made any analysis of, nor do we express any view or opinion as to,

II-F-3

The Board of Directors
Colony Capital, Inc.
June 2, 2016

mortgage, loan or lease portfolios or individual credit files and the adequacy or sufficiency of allowances for credit losses with respect to mortgages, loans, leases or any other matters and we have been advised by the managements of Colony and NSAM and the NRF External Manager, and therefore have assumed, with the consent of Colony, that any such allowances for credit losses with respect to mortgages, loans, leases or other matters are, and on a pro forma basis will be, in the aggregate appropriate to cover such losses. We also have not evaluated the solvency or fair value of Colony, NSAM, NRF or any other entity under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We have assumed, at the direction of Colony, that the Merger and the Related Transactions will be consummated in accordance with their respective terms and in compliance with all applicable laws, documents and other requirements, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Merger and the Related Transactions, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, will be imposed that would have an adverse effect on Colony, NSAM, NRF, the Merger or the Related Transactions (including the contemplated benefits thereof) or that otherwise would be meaningful in any respect to our analyses or opinion. We also have assumed, at the direction of Colony, that the Merger and related mergers and conversion to be consummated as part of the Related Transactions will qualify, as applicable, for U.S. federal income tax purposes as reorganizations and such other tax treatment as contemplated by the Agreement. We have been advised by Colony and NRF, and we have assumed, at the direction of Colony, that each of Colony and NRF has operated in conformity with the requirements for qualification as a real estate investment trust ("REIT") for U.S. federal income tax purposes since its election to be taxed as a REIT, that New NSAM will elect to be taxed as a REIT for U.S. federal income tax purposes commencing with the taxable year ending December 31, 2017 and that New NSAM will thereafter continue to be operated in conformity with the requirements for qualification as a REIT for U.S. federal income tax purposes. We further have assumed, at the direction of Colony, that the final executed Agreement will not differ in any material respect from the Draft Agreement reviewed by us.

We express no view or opinion as to the Related Transactions or any terms or other aspects or implications of the Merger (other than the Colony Class A Exchange Ratio to the extent expressly specified herein), including, without limitation, the form or structure of the Merger, the form or structure, or financial or other terms, of any Related Transactions, any indemnification or other arrangements relating to or consequences of the Spin-offs or any terms, aspects or implications of any voting or support agreements or any governance or other arrangements, agreements or understandings entered into in connection with or related to the Merger, the Related Transactions or otherwise. As you are aware, we were not requested to, and we did not, solicit indications of interest or proposals from third parties regarding a possible acquisition of all or any part of Colony or any alternative transaction. Our opinion is limited to the fairness, from a financial point of view, of the Colony Class A Exchange Ratio to holders of Colony Class A Common Stock, without regard to individual circumstances of specific holders that may distinguish such holders or the securities of Colony held by such holders (including any voting, rights, preferences, restrictions or limitations that may be attributable to shares of Colony Class A Common Stock or other securities of Colony), and no view or opinion is expressed with respect to any consideration received in connection with the Merger or the Related Transactions by the holders of any class of securities, creditors or other constituencies of any party or proportionate allocation or relative fairness. In addition, no view or opinion is expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Merger or the Related Transactions or any related entities or class of such persons, relative to the Colony Class A Exchange Ratio or otherwise. Furthermore, no view or opinion is expressed as to the relative merits of the Merger or the Related Transactions in comparison to other

II-F-4

The Board of Directors
Colony Capital, Inc.
June 2, 2016

strategies or transactions that might be available to Colony or in which Colony might engage or as to the underlying business decision of Colony to proceed with or effect the Merger or the Related Transactions. We are not expressing any opinion as to what the value of New NSAM Class A Common Stock or any other securities (including any other class of common stock, preferred stock or partnership interests) actually will be when issued or the prices at which New NSAM Class A Common Stock, Colony Class A Common Stock or any other securities (including any other class of common stock or any preferred stock or partnership interests) of New NSAM, Colony or any other entity involved in the Merger and the Related Transactions will trade or otherwise be transferable at any time, including following announcement or consummation of the Merger and the Related Transactions. We also are not expressing any view or opinion with respect to, and we have relied at the direction of Colony upon the assessments of Colony, NSAM, NRF and their respective representatives regarding, legal, regulatory, accounting, tax and similar matters relating to Colony, NSAM, NRF, their related entities and securityholders and the Merger and the Related Transactions, as to which we understand that Colony, NSAM and NRF obtained such advice as they deemed necessary from qualified professionals. In addition, we express no opinion or recommendation as to how any securityholder should vote or act in connection with the Merger, any Related Transactions or any other matter.

We have acted as financial advisor to Colony in connection with the Merger and will receive a fee for our services, a portion of which is payable upon delivery of this opinion and the principal portion of which is contingent upon consummation of the Merger. In addition, at the request of the Board of Directors of Colony, we and certain of our affiliates expect to participate in the financing contemplated to be undertaken by Colony in connection with the Merger, for which services we and our affiliates will receive significant compensation, including acting as a lender under a senior secured bridge loan of an affiliate of Colony. In addition, Colony has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement.

We and our affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of our businesses, we and our affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of Colony, NSAM, NRF and certain of their respective affiliates.

We and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Colony and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as joint bookrunner and co-lead arranger for, and as a lender (including letter of credit lender) under, Colony's revolving credit facility, and (ii) having acted or acting as joint bookrunner to Colony and certain of its affiliates on various debt and equity capital markets transactions.

In addition, we and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to NRF, NSAM and certain of their respective affiliates, and have received or in the future may receive compensation for the rendering of these services, including (i) having acted as financial advisor to NRF and certain of its affiliates in connection with certain acquisition transactions, (ii) having acted or acting as joint

II-F-5

The Board of Directors
Colony Capital, Inc.
June 2, 2016

bookrunner to NRF and certain of its affiliates on various debt and equity capital markets transactions, (iii) having provided or providing certain commodity, derivatives, interest rate swap and foreign exchange trading services to NRF and certain of its affiliates, (iv) having acted or acting as a lender to NRF under its revolving credit facility, and (v) having provided or providing certain treasury and trade management services and products to NRF and NSAM and certain of its affiliates.

It is understood that this letter is for the benefit and use of the Board (in its capacity as such) in connection with and for purposes of its evaluation of the Merger.

Our opinion is necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof. As you are aware, the credit, financial and stock markets, and the industries in which Colony, NSAM and NRF operate, have experienced and continue to experience volatility and we express no view or opinion as to any potential effects of such volatility on Colony, NSAM or NRF (or their respective businesses), the Merger or the Related Transactions (including the contemplated benefits thereof). It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise or reaffirm this opinion. The issuance of this opinion was approved by a fairness opinion review committee of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion on the date hereof that the Colony Class A Exchange Ratio provided for in the Merger is fair, from a financial point of view, to the holders of Colony Class A Common Stock.

Very truly yours,

MERRILL LYNCH, PIERCE, FENNER & SMITH
        INCORPORATED

II-F-6

Annex G

[UBS Letterhead]

June 2, 2016

The Special Transaction Committee of the Board of Directors of
NorthStar Realty Finance Corp. (the "Committee")
399 Park Avenue
18th Floor
New York, NY 10022

Dear Members of the Committee:

        We understand that NorthStar Realty Finance Corp., a Maryland corporation (the "Company"), is considering a transaction whereby the Company will combine with NorthStar Asset Management Group Inc., a Delaware corporation ("Polaris"), and Colony Capital, Inc., a Maryland corporation ("Constellation"). Pursuant to the terms of an Agreement and Plan of Merger, draft dated June 1, 2016 (the "Agreement"), among the Company, Constellation, Polaris, New Polaris Inc., a Maryland corporation and a wholly owned subsidiary of Polaris ("New Polaris"), Sirius Merger Sub-T, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company ("Sirius Sub"), NorthStar Realty Finance Limited Partnership, a Delaware limited partnership and a subsidiary of the Company ("Sirius LP"), New Sirius, Inc., a Maryland corporation and a wholly owned subsidiary of the Company ("New Sirius"), and New Sirius Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of New Sirius ("New Sirius Sub"), (i) prior to the effective time of the Sirius LP Merger (as defined below), Polaris will merge with and into New Polaris (the "Redomestication Merger"), with New Polaris as the surviving corporation, (ii) Sirius Sub will merge with and into Sirius LP (the "Sirius LP Merger"), with Sirius LP as the surviving entity, (iii) immediately following the Sirius LP Merger, Sirius LP will merge with and into the Company (the "Sirius LP Upstream Merger"), with the Company as the surviving corporation, (iv) immediately following the Sirius LP Upstream Merger, New Sirius Sub will merge with and into the Company (the "New Holdco Merger"), with the Company as the surviving corporation (the "New Holdco Surviving Corporation"), (v) immediately following the New Holdco Merger, the New Holdco Surviving Corporation will convert to a limited liability company (the "LLC Conversion") organized under the laws of the State of Maryland (the limited liability company resulting therefrom, "Sirius LLC"), (vi) following the LLC Conversion, New Sirius will merge with and into New Polaris (the "Sirius-Polaris Merger"), with New Polaris as the surviving corporation, (vii) immediately following the Sirius-Polaris Merger, Constellation will merge with and into New Polaris (the "Constellation-Polaris Merger" and, together with the Redomestication Merger, Sirius LP Merger, Sirius LP Upstream Merger, New Holdco Merger and the Sirius-

II-G-1

The Special Transaction Committee of the Board of Directors of
NorthStar Realty Finance Corp.
June 2, 2016

Polaris Merger, the "Transaction"), with New Polaris as the surviving corporation, (viii) at the effective time of the New Holdco Merger all of the issued and outstanding shares of common stock, par value $0.01 per share, of the Company ("Company Shares"), will be converted into the right to receive, for each outstanding Company Share, one share of common stock, par value $0.01 per share, of New Sirius ("New Sirius Shares"), (ix) at the effective time of the Sirius-Polaris Merger, each New Sirius Share, subject to certain exceptions, will be converted into the right to receive, for each outstanding New Sirius Share, 1.0996 (the "Exchange Ratio") shares of Class A common stock, par value $0.01 per share, of New Polaris ("New Polaris Class A Shares"), (x) at the effective time of the Constellation-Polaris Merger (a) all of the issued and outstanding shares of Class A common stock, par value $0.01 per share, of Constellation ("Constellation Class A Shares"), subject to certain exceptions, will be converted into the right to receive, for each outstanding Constellation Class A Share, 1.4663 (the "Constellation Class A Exchange Ratio") New Polaris Class A Shares and (b) all of the issued and outstanding shares of Class B common stock, par value $0.01 per share, of Constellation ("Constellation Class B Shares"), subject to certain exceptions, will be converted into the right to receive, for each outstanding Constellation Class B Share, 1.4663 (the "Constellation Class B Exchange Ratio") shares of Class B common stock, par value $0.01 per share, of New Polaris (the "New Polaris Class B Shares" and, together with the New Polaris Class A Shares, the "New Polaris Shares"), and (xi) prior to the effective time of the Redomestication Merger, Polaris shall pay to its stockholders a dividend in cash in an aggregate amount of up to $128 million. The terms and conditions of the Transaction are more fully set forth in the Agreement.

        You have requested our opinion as to the fairness, from a financial point of view, to the holders of Company Shares (other than Polaris, New Polaris, Constellation and their affiliates) of the Exchange Ratio provided for in the Sirius-Polaris Merger, taking into account the Redomestication Merger, the New Holdco Merger and the Constellation-Polaris Merger.

        UBS Securities LLC ("UBS") has acted as financial advisor to the Special Transaction Committee of the Board of Directors of the Company in connection with the Transaction and will receive a fee for its services, a portion of which is payable in connection with this opinion and a significant portion of which is contingent upon consummation of the Transaction. UBS also may provide financing to New Polaris or one of its affiliates in connection with the Transaction and, in such event, would receive compensation in connection therewith. In the past, UBS and its affiliates have provided investment banking services to the Company, Polaris and Constellation unrelated to the proposed Transaction, for which UBS and its affiliates received compensation, including having acted as (i) financial advisor to Sirius and Polaris in connection with acquisitions and spin-off transactions, (ii) joint book-running manager in connection with block trades of Company Shares, (iii) joint bookrunner in connection with the issuance of the Company's 8.75% Series E Cumulative Redeemable Preferred Stock, and (iv) joint bookrunner in connection with the issuance of Constellation's 7.50% Series B Cumulative Redeemable Perpetual Preferred Stock and 7.125% Series C Cumulative Redeemable Perpetual Preferred Stock. In addition, UBS or an affiliate is a participant in the

II-G-2

The Special Transaction Committee of the Board of Directors of
NorthStar Realty Finance Corp.
June 2, 2016

Company's corporate credit facility and CDS-backed bilateral credit facility and a credit facility of Constellation for which it received and continues to receive fees and interest payments. In the ordinary course of business, UBS and its affiliates may hold or trade, for their own accounts and the accounts of their customers, securities of the Company, Polaris and Constellation and, accordingly, may at any time hold a long or short position in such securities. The issuance of this opinion was approved by an authorized committee of UBS.

        Our opinion does not address the relative merits of the Transaction or any related transaction as compared to other business strategies or transactions that might be available to the Company or the Company's underlying business decision to effect the Transaction or any related transaction. Our opinion does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to the Transaction or any related transaction. At your direction, we have not been asked to, nor do we, offer any opinion as to the terms, other than the Exchange Ratio to the extent expressly specified herein, of the Agreement or any related documents or the form of the Transaction or any related transaction. In addition, we express no opinion as to the fairness of (a) the amount or nature of any compensation to be received by any officers, directors or employees of any parties to the Transaction, or any class of such persons, relative to the Exchange Ratio, (b) the Constellation Class A Exchange Ratio, the Constellation Class B Exchange Ratio, or consideration to be received by the equityholders of Constellation in connection with the Constellation-Polaris Merger, including, in each case, relative to the Exchange Ratio, (c) the consideration to be received by any holder of preferred stock of the Company or Constellation, including relative to the Exchange Ratio, or (d) the Redomestication Merger, the Sirius LP Merger, the Sirius LP Upstream Merger, the New Holdco Merger, or the LLC Conversion or the consideration to be paid or received in any such transaction, including relative to the Exchange Ratio. Although, at your direction, we have included the contingent consideration to be paid by Constellation under existing agreements in certain of our analyses, we express no opinion as to the likelihood that the milestones upon which these payments are conditioned will be achieved or whether the contingent consideration will be paid by Constellation (or any successor entity). We express no opinion as to what the value of New Polaris Class A Shares will be when issued pursuant to the Transaction or the prices at which Company Shares, Constellation Shares, New Polaris Shares, shares of common stock, par value $0.01 per share, of Polaris, shares of performance common stock, par value $0.01 per share, of Polaris, or any preferred equity securities of the Company or Constellation will trade at any time. In rendering this opinion, we have assumed, with your consent, that (i) the final executed form of the Agreement will not differ in any material respect from the draft that we have reviewed, (ii) the parties to the Agreement will comply with all material terms of the Agreement, and (iii) the Transaction will be consummated in accordance with the terms of the Agreement without any adverse waiver or amendment of any material term or condition thereof. We have also assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any material adverse effect on the Company, Polaris, Constellation or the Transaction.

II-G-3

The Special Transaction Committee of the Board of Directors of
NorthStar Realty Finance Corp.
June 2, 2016

        In arriving at our opinion, we have, among other things: (i) reviewed certain publicly available business and financial information relating to the Company, Polaris and Constellation; (ii) reviewed certain internal financial information and other data relating to the businesses and financial prospects of the Company that were provided to us by the management of the Company and not publicly available, including financial forecasts and estimates prepared by the management of the Company that you have directed us to utilize for purposes of our analysis; (iii) reviewed certain internal financial information and other data relating to the business and financial prospects of Polaris that were provided to us by the management of Polaris and not publicly available, including financial forecasts and estimates prepared by the management of Polaris that you have directed us to utilize for purposes of our analysis; (iv) reviewed certain internal financial information and other data relating to the business and financial prospects of Constellation that were provided to us by the management of Constellation and not publicly available, including financial forecasts and estimates prepared by the management of Constellation that you have directed us to utilize for purposes of our analysis; (v) reviewed the impact of certain potential asset sales and redeployment of capital prepared by the management of the Company that were provided to us by the Company and not publicly available that you have directed us to utilize for purposes of our analysis, (vi) reviewed certain estimates of synergies prepared by the management of the Company that were provided to us by the Company and not publicly available that you have directed us to utilize for purposes of our analysis; (vii) conducted discussions with members of the senior management of the Company, Polaris and Constellation concerning the businesses and financial prospects of the Company, Polaris and Constellation; (viii) reviewed publicly available financial and stock market data with respect to certain other companies we believe to be generally relevant; (ix) reviewed current and historical market prices of Company Shares, Constellation Shares and Polaris Shares; (x) considered certain pro forma effects of the Transaction on Polaris' financial statements; (xi) reviewed the Agreement; and (xii) conducted such other financial studies, analyses and investigations, and considered such other information, as we deemed necessary or appropriate.

        In connection with our review, with your consent, we have assumed and relied upon, without independent verification, the accuracy and completeness in all material respects of the information provided to or reviewed by us for the purpose of this opinion. In addition, with your consent, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of the Company, Polaris or Constellation, nor have we been furnished with any such evaluation or appraisal. With respect to the financial forecasts, estimates, synergies and pro forma effects referred to above, we have assumed, at your direction, that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of each company as to the future financial performance of their respective company and such synergies and pro forma effects. With your consent and consistent with the views expressed by Company management, our analyses and opinion assume the value of (i) Constellation's debt investment portfolio to be the book value thereof and (ii) the Company's private equity fund investments, CRE debt

II-G-4

The Special Transaction Committee of the Board of Directors of
NorthStar Realty Finance Corp.
June 2, 2016

investments and CRE securities to be the book value thereof. In addition, we have assumed with your approval that the financial forecasts and estimates, including synergies, certain potential asset sales identified by management and the redeployment of capital in the manner identified by management, referred to above will be achieved at the times and in the amounts projected. We are not experts in the evaluation of allowance for loan losses, and we have neither made an independent evaluation of the adequacy of the allowance for loan losses at the Company or Constellation, nor have we examined any individual loan credit files of the Company or Constellation (nor have we been requested to conduct such a review), and, as a result, we have assumed that the aggregate allowance for loan losses of each company is adequate. We also have assumed, with your consent, that the Transaction will qualify for U.S. federal income tax purposes as a reorganization within the meaning of Sections 354, 361, and 368 of the Internal Revenue Code of 1986, as amended. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information available to us as of, the date hereof.

        Based upon and subject to the foregoing, it is our opinion that, as of the date hereof and taking into account the Redomestication Merger, the New Holdco Merger and the Constellation-Polaris Merger, the Exchange Ratio provided for in the Sirius-Polaris Merger is fair, from a financial point of view, to the holders of Company Shares (other than Polaris, New Polaris, Constellation and their affiliates).

        This opinion is provided for the benefit of the Committee (in its capacity as such) in connection with, and for the purpose of, its evaluation of the Exchange Ratio provided for in the Sirius-Polaris Merger.

Very truly yours,
/s/ UBS Securities LLC
UBS SECURITIES LLC

II-G-5

Annex H

EXECUTION VERSION

JPMORGAN CHASE BANK, N.A. 383 Madison Avenue New York, New York 10179	BANK OF AMERICA, N.A. 101 California Street San Francisco, CA 94111
BARCLAYS BANK PLC 745 Seventh Avenue New York, New York 10019	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH CREDIT SUISSE SECURITIES (USA) LLC Eleven Madison Avenue New York, New York 10010-3629
DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH DEUTSCHE BANK AG NEW YORK BRANCH DEUTSCHE BANK SECURITIES INC. 60 Wall Street New York, New York 10005-2858	MORGAN STANLEY SENIOR FUNDING, INC. 1585 Broadway New York, NY 10036
UBS SECURITIES LLC 1285 Avenue of the Americas New York, NY 10019 UBS AG, STAMFORD BRANCH 677 Washington Blvd. Stamford, CT 06901

June 2, 2016

Colony Capital Operating Company, LLC
515 South Flower Street, 44th Floor
Los Angeles, CA 90071
Attention: Mr. Darren Tangen

Amendment to Revolving Facility and Bridge Facility
Commitment Letter

Ladies and Gentlemen:

        You have advised JPMorgan Chase Bank, N.A. ("JPMorgan"), Bank of America, N.A. ("Bank of America"), Barclays Bank PLC ("Barclays"), Credit Suisse AG, Cayman Islands Branch ("Credit Suisse"), Credit Suisse Securities (USA) LLC ("CS Securities"), Deutsche Bank Securities Inc. ("DBSI"), Deutsche Bank Cayman Islands Branch ("DBCI"), Deutsche Bank AG New York Branch ("DBNY"), Morgan Stanley Senior Funding, Inc. ("Morgan Stanley"), UBS Securities LLC ("UBSS") and UBS AG, Stamford Branch ("UBSAG" and together with JPMorgan, Bank of America, Barclays, Credit Suisse, CS Securities, DBSI, DBCI , DBNY, Morgan Stanley and UBSS, the "Commitment Parties", "us" or "we") that in connection with the proposed transactions described on Exhibit A hereto, including the combination (the "Merger") of the companies identified to us as "Sirius" and "Polaris" (together, the "Other MA Parties") described therein with Colony Capital Inc., the parent entity of Colony Capital Operating Company, LLC ("you" or the "Borrower"), you wish to seek an amendment (the "Proposed

II-H-1

Amendment") to your existing senior secured revolving credit facility pursuant to Section 10.01 of that certain Amended and Restated Credit Agreement, dated as of March 31, 2016, among the Borrower, the lenders from time to time party thereto and JPMorgan, as administrative agent (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement") pursuant to which the Borrower will seek to, among other things, (i) establish a new bridge loan facility (the "Bridge Facility"), (ii) make certain amendments to the Borrowing Base provisions of the Existing Credit Agreement and (iii) make certain other amendments to the Existing Credit Agreement, in each case, as provided in the summary of terms of the Existing Credit Agreement as amended by the Proposed Amendment, which is attached hereto as Exhibit B (Exhibits A, B and C, together with this letter, collectively, the "Commitment Letter"). Capitalized terms used but not defined herein are used with the meanings assigned to them in the Existing Credit Agreement.

1.    Commitments

        (i) JPMorgan is pleased to advise you of its several and not joint commitment to provide 1/7th of the Bridge Facility, (ii) Bank of America is pleased to advise you of its several and not joint commitment to provide 1/7th of the Bridge Facility, (iii) Barclays is pleased to advise you of its several and not joint commitment to provide 1/7th of the Bridge Facility, (iv) Credit Suisse is pleased to advise you of its several and not joint commitment to provide 1/7th of the Bridge Facility, (v) DBCI is pleased to advise you of its several and not joint commitment to provide 1/7th of the Bridge Facility, (vi) Morgan Stanley is pleased to advise you of its several and not joint commitment to provide 1/7th of the Bridge Facility, (vii) UBSAG is pleased to advise you of its several and not joint commitment to provide 1/7th of the Bridge Facility (each of JPMorgan, Bank of America, Barclays, Credit Suisse, DBCI, Morgan Stanley and UBSAG, and in such capacities, the "Initial Lenders") and (viii) each of the Commitment Parties hereby agrees to vote any loans and commitments held by it under the Existing Credit Agreement in favor of the Proposed Amendment (including immediately following the establishment of the Bridge Facility pursuant to the Proposed Amendment, to vote any such loans or commitments in respect of the Bridge Facility in favor of the Proposed Amendment) and enter into the Proposed Amendment, in each case upon the terms and conditions set forth in this letter and Exhibits A, B and C attached hereto (the "Term Sheet"). For the avoidance of doubt, the commitments of the Initial Lenders in respect of the Bridge Facility will be ratably reduced (based on the amount of such commitments immediately prior to such reduction) to the extent set forth in Exhibit B under the heading "Mandatory Prepayments and Commitment Reductions".

2.    Titles and Roles

        In connection with the transactions described above, it is agreed that (i) JPMorgan, Barclays, CS Securities, DBSI, Morgan Stanley and UBSS will act as joint lead arrangers and joint bookrunners for the Proposed Amendment (acting in such capacities, the "Lead Arrangers"), (ii) JPMorgan will act as sole administrative agent for the Proposed Amendment and (iii) Barclays, CS Securities, DBSI, Morgan Stanley and UBSS will each act as a syndication agent for the Proposed Amendment; provided, that the Borrower agrees that JPMorgan may perform its responsibilities as a Lead Arranger through its affiliate, J.P. Morgan Securities LLC.

        It is further agreed that JPMorgan will have "left" placement in any marketing materials or other documentation used in connection with the Proposed Amendment. You agree that no other agents, co-agents, arrangers, co-arrangers, bookrunners, co-bookrunners, managers or co-managers will be appointed, no other titles will be awarded and no compensation (other than that expressly contemplated by the Term Sheet and Fee Letters referred to below) will be paid in connection with the Proposed Amendment unless you and we shall so reasonably agree (it being understood and agreed that no other agent, co-agent, arranger, co-arranger, bookrunner, co-bookrunner, manager or co-manager shall be entitled to greater economics in respect of the Proposed Amendment than the Commitment Parties).

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3.    Syndication

        We intend to syndicate the Bridge Facility (including, in the discretion of the Lead Arrangers, all or part of the commitments of the Initial Lenders) to a group of lenders identified by us and reasonably acceptable to you (such acceptance not to be unreasonably withheld or delayed), including, without limitation, any relationship lenders designated by you and reasonably acceptable to the Lead Arrangers (together with the Initial Lenders, the "Lenders"). Subject to the following sentence, the parties agree that upon receipt from prospective Lenders of commitments to the Bridge Facility pursuant to any such syndication by the Lead Arrangers, the commitments of the Initial Lenders to the Bridge Facility will be reduced on a pro rata basis. Notwithstanding any other provision of this Commitment Letter to the contrary, unless you agree in writing, (a) no Initial Lender shall be relieved or novated from its obligations hereunder (including its obligation to fund its commitment in respect of the Bridge Facility on the Delayed Draw Closing Date) in connection with any syndication, assignment or participation of the Bridge Facility, including its commitments in respect thereof, until the Delayed Draw Closing Date has occurred, (b) no assignment or novation shall become effective with respect to all or any portion of any Initial Lender's commitments in respect of the Bridge Facility until the Delayed Draw Closing Date has occurred, and (c) subject to the terms of the Existing Credit Agreement as modified by the Proposed Amendment, each Initial Lender shall retain exclusive control over all rights and obligations with respect to its commitments in respect of the Bridge Facility, including all rights with respect to consents, modifications, supplements and amendments, until the Delayed Draw Closing Date has occurred; provided that for the avoidance of doubt, upon the Amendment Effective Date the commitments hereunder in respect of the Bridge Facility shall cease and shall be replaced by such commitments under the Senior Secured Credit Documentation (which such commitments will remain subject to the requirements of this sentence to the extent separately agreed by the Borrower and the applicable Initial Lender).

        The Lead Arrangers intend to commence syndication efforts promptly, and until the date that is the earlier of the date all commitments in respect of the Bridge Facility are terminated and no Bridge Loans are outstanding and 60 days after the Delayed Draw Closing Date, you agree actively to assist (and to use your commercially reasonable efforts to cause the Other MA Parties to actively assist) the Lead Arrangers in completing a syndication satisfactory to the Lead Arrangers and you. Such assistance shall include (A) your using commercially reasonable efforts to ensure that the syndication efforts benefit from your and your affiliates' existing banking relationships (and using your commercially reasonable efforts to ensure that the syndication efforts benefit from the Other MA Parties and their affiliates' existing banking relationships), (B) at reasonable times and with reasonable prior notice, direct contact between your senior management and advisors and the proposed Lenders (and using your commercially reasonable efforts to ensure such contact between senior management of the Other MA Parties and the proposed Lenders), (C) your preparing and providing (and using commercially reasonable efforts to cause the Other MA Parties to prepare and provide) to the Lead Arrangers all information with respect to you and your affiliates and the Other MA Parties and their affiliates and the Merger, including all financial information and Projections (as defined below), as the Lead Arrangers may reasonably request in connection with the arrangement and syndication of the Bridge Facility and your assistance (and using your commercially reasonable efforts to cause the Other MA Parties to assist) in the preparation of one or more confidential information memoranda (each, a "Confidential Information Memorandum") and other marketing materials to be used in connection with the syndication (all such information, memoranda and material, "Information Materials"), (D) your hosting, with the Lead Arrangers, of one or more meetings of prospective Lenders at times and locations to be mutually agreed (and using your commercially reasonable efforts to cause the officers of the Other MA Parties to be available for such meetings) and (E) your ensuring that there is no competing offering, placement, arrangement or syndication of any bank financing (other than the Proposed Amendments, asset-level non-recourse financing and any permanent revolving credit facility to replace the Revolving Facility and Bridge Facility in full) or announcement

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thereof by or on behalf of you or the Other MA Parties or any of your or their affiliates if such offering, placement or arrangement would materially and adversely impair the primary syndication of the Bridge Facility.

        The Lead Arrangers (with your consent (not to be unreasonably withheld or delayed)) will manage all aspects of the syndication, including decisions as to the selection of institutions to be approached and when they will be approached, when commitments will be accepted, which institutions will participate, the allocation of the commitments among the Lenders and the amount and distribution of fees among the Lenders. You hereby acknowledge and agree that the Commitment Parties will have no responsibility other than to arrange the syndication as set forth herein and in no event shall the Commitment Parties be subject to any fiduciary or other implied duties in connection with the transactions contemplated hereby.

        If requested by the Lead Arrangers, you agree to assist in the preparation of a version of each Confidential Information Memorandum or other Information Material (a "Public Version") consisting exclusively of information with respect to you and your affiliates, the Other MA Parties and their affiliates and the Merger that is either publicly available or not material with respect to you and your affiliates, the Other MA Parties and their affiliates or any of your or their respective securities or the Merger for purposes of United States federal and state securities laws (such information, "Non-MNPI"). Such Public Versions, together with any other information prepared by you or the Other MA Parties or your or their affiliates or representatives and conspicuously marked "Public" (collectively, the "Public Information"), which at a minimum means that the word "Public" will appear prominently on the first page of any such information, may be distributed by us to prospective Lenders who have advised us that they wish to receive only Non-MNPI ("Public Side Lenders"). You acknowledge and agree that, in addition to Public Information and unless you promptly notify us otherwise (provided that you shall have been given a reasonable opportunity to review such documents and comply with the U.S. Securities Exchange Commission requirements), (a) drafts and final definitive documentation with respect to the Proposed Amendment, (b) administrative materials prepared by the Commitment Parties for prospective Lenders (such as a lender meeting invitation, allocations and funding and closing memoranda) and (c) notifications of changes in the terms of the Proposed Amendment may be distributed to Public Side Lenders.

        In connection with our distribution to prospective Lenders of any Confidential Information Memorandum and, upon our request, any other Information Materials, you will execute and deliver to us a customary authorization letter authorizing such distribution and, in the case of any Public Version thereof or other Public Information, representing that it only contains Non-MNPI. Each Confidential Information Memorandum will be accompanied by a disclaimer exculpating you and us with respect to any use thereof and of any related Information Materials by the recipients thereof.

        Notwithstanding anything to the contrary contained in this Commitment Letter or any other agreement or undertaking concerning the Bridge Facility, but without limiting your obligations to assist with syndication in this Section 3, none of the foregoing obligations under the provisions of this Section 3 nor the commencement, conduct or completion of the syndication contemplated by this Section 3 is a condition to the commitments or the funding of the Bridge Facility on the Delayed Draw Closing Date.

4.    Information

        You hereby represent and warrant that (with respect to any information relating to the Other MA Parties and their affiliates, to your knowledge) (a) all written information (including all Information Materials), other than the Projections and information of a general economic or industry specific nature (the "Information"), that has been or will be made available to us by you or any of your representatives in

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connection with the transactions contemplated hereby, when taken as a whole, does not or will not, when furnished to us, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made (giving effect to all supplements and updates thereto) and (b) the financial projections and other forward-looking information (such financial projections and forward-looking information being the "Projections") that have been or will be made available to us by you or any of your representatives in connection with the transactions contemplated hereby have been or will be prepared in good faith based upon assumptions believed by you to be reasonable at the time furnished to us (it being recognized by the Commitment Parties that such Projections are not to be viewed as facts and that actual results during the period or periods covered by any such Projections may differ from the projected results, and such differences may be material). You agree that if, at any time prior to the Delayed Draw Closing Date (or as long as any Bridge Loans are outstanding the date that is 60 days after the Delayed Draw Closing Date), you become aware that any of the representations in the preceding sentence would be incorrect if such Information or Projections were furnished at such time and such representations were remade, in any material respect, then you will (and will use commercially reasonable efforts to cause the Other MA Parties to) promptly supplement the Information and the Projections so that such representations when remade would be correct, in all material respects, under those circumstances. For the avoidance of doubt, nothing contained in this Commitment Letter shall require you to provide any information to the extent that the provision thereof would violate any attorney-client privilege, law, rule or regulation, or any obligation of confidentiality binding on you, the Other MA Parties or your or their respective affiliates; provided that (x) in the case of any confidentiality obligation, you shall have used commercially reasonable efforts to obtain consent to provide such information, (y) you shall notify us if any such information is being withheld as a result of any such obligation of confidentiality (but solely if providing such notice would not violate such confidentiality obligation) and (z) for the avoidance of doubt, you and your applicable affiliates will still be obligated to make any applicable representations and warranties related to information set forth in this Commitment Letter and the Senior Secured Credit Documentation. Notwithstanding anything herein to the contrary, the only financial statements that shall be required to be provided to the Commitment Parties in connection with the syndication of the Bridge Facility shall be those required to be delivered pursuant to paragraphs 7 and 8 of Exhibit C. You understand that in arranging the Proposed Amendment and syndicating the Bridge Facility we may use and rely on the Information and Projections without independent verification thereof. The accuracy of the foregoing representations and warranties, whether or not cured or supplemented, shall not be a condition to the obligations of any of the Initial Lenders hereunder, which such obligations are subject solely to the satisfaction of the conditions specified in Section 6.

5.    Fees

        As consideration for the commitments and agreements of the Commitment Parties hereunder, you agree to pay or cause to be paid the nonrefundable fees described in (i) the Arranger Fee Letter dated the date hereof and delivered herewith (the "Arranger Fee Letter") and (ii) the Administrative Agent Fee Letter dated as of the date hereof and delivered herewith (the "Agent Fee Letter" and together with the Arranger Fee Letter, the "Fee Letters") on the terms and subject to the conditions set forth therein.

6.    Conditions

        Each Commitment Party's commitments and agreements hereunder are subject to the satisfaction (or waiver by all Commitment Parties) of the conditions set forth in this Section 6, in Exhibit B under the heading "CERTAIN CONDITIONS – Conditions to the Effectiveness of the Amendment", in Exhibit B under the heading "CERTAIN CONDITIONS – Initial Conditions" and in Exhibit C. Upon satisfaction of these conditions, at the request of the Borrower (i) the funding of the Bridge Facility required under this Commitment Letter shall occur and (ii) consent to the Proposed Amendment shall be provided by the

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Commitment Parties (which Proposed Amendment for the avoidance of doubt will include a requirement for Lenders thereunder to fund their pro-rata share of the Revolving Loan to be made on the Delayed Draw Closing Date).

        Notwithstanding anything in this Commitment Letter, the Fee Letters or the Senior Secured Credit Documentation to the contrary, (a) the only representations relating to you and the Other MA Parties and their subsidiaries and their respective businesses the accuracy of which shall be a condition to availability of the Proposed Amendments (including the Bridge Facility) on the Delayed Draw Closing Date shall be (i) such of the representations made by any Other MA Parties (or its affiliates) in the Merger Agreement as are material to the interests of the Lenders, but only to the extent that the accuracy of any such representation is a condition to the obligations of the Borrower (or an affiliate thereof) to close under the Merger Agreement or the Borrower (or an affiliate thereof) has the right to terminate its obligations under the Merger Agreement as a result of a breach of such representations in the Merger Agreement (the "Purchase Agreement Representations") and (ii) the Specified Representations (as defined below), and (b) the terms of the Senior Secured Credit Documentation shall be in a form such that they do not impair availability of the Proposed Amendments (including the Bridge Facility) on the Delayed Draw Closing Date if the conditions set forth in this Commitment Letter are satisfied (it being understood that, to the extent any collateral (including the grant or perfection of any security interest) referred to in the Term Sheet is not or cannot be provided on the Delayed Draw Closing Date (other than the grant and perfection of security interests (i) in material assets located in any state of the United States or the District of Columbia, (ii) in other assets therein with respect to which a lien may be perfected solely by the filing of a financing statement under the Uniform Commercial Code ("UCC") or (iii) in capital stock of the Borrower and its material domestic subsidiaries with respect to which a lien may be perfected by the delivery of a stock certificate (if such stock certificate is existing and delivered by the Other MA Parties)) after your use of commercially reasonable efforts to do so without undue burden or expense, then the provision of such collateral shall not constitute a condition precedent to the availability of the Proposed Amendments (including the Bridge Facility) on the Delayed Draw Closing Date, but may instead be provided after the Delayed Draw Closing Date pursuant to arrangements to be mutually agreed but in any event not earlier than 90 days after the Delayed Draw Closing Date). For purposes hereof, "Specified Representations" means the representations and warranties referred to in the Term Sheet relating to corporate existence, power and authority in relation to the entering into, provision of guarantees and security under and performance of the Senior Secured Credit Documentation, due authorization, execution and delivery of, and enforceability of, the Senior Secured Credit Documentation, creation, validity and perfection of first priority liens under the security documents (subject to the limitations set forth in the preceding sentence and liens permitted under the Senior Secured Credit Documentation), no conflicts of Senior Secured Credit Documentation with organizational documents of the Loan Parties or applicable laws, no conflicts of the Senior Secured Credit Documentation or the Transactions with debt agreements relating to any indebtedness for borrowed money of the Borrower and its subsidiaries that are Loan Parties and the Other MA Parties and their subsidiaries that will be Loan Parties after giving effect to the Merger (in each case, other than indebtedness constituting Non-Recourse Indebtedness (as defined in the Existing Credit Agreement, but for the avoidance of doubt including the Other MA Parties and their subsidiaries that will be Loan Parties after giving effect to the Merger in the reference to "Loan Parties" in such definition) immediately prior to the consummation of the Merger) in an aggregate outstanding principal amount in excess of $50,000,000 ("Material Existing Debt"), use of proceeds to finance the Transactions, Investment Company Act, solvency (which shall be in substantially in the form of the representation set forth in the solvency certificate attached hereto as Exhibit D, and shall be deemed to apply as of the Amendment Effective Date and as of the Delayed Draw Closing Date, as applicable, to the Borrower and its subsidiaries on a consolidated basis), Patriot Act, use of proceeds in violation of OFAC or FCPA, and Federal Reserve margin regulations. This paragraph, and the provisions herein, shall be referred to as the "Limited Conditionality Provision".

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7.    Indemnification and Expenses

You agree (a) to indemnify and hold harmless the Commitment Parties, their affiliates and their respective directors, officers, employees, advisors, agents and other representatives (each, an "indemnified person") from and against any and all losses, claims, damages and liabilities to which any such indemnified person, (for the avoidance of doubt with respect to the Commitment Parties, in their capacities set forth herein and not in any other separate capacity with respect to the Transactions) may become subject arising out of or in connection with this Commitment Letter, the Fee Letters, the Proposed Amendment, the Bridge Facility, the Transactions, the use of the proceeds thereof or the transactions contemplated hereby or any claim, litigation, investigation or proceeding (a "Proceeding") relating to any of the foregoing, regardless of whether any indemnified person is a party thereto, whether or not such Proceedings are brought by you, your equity holders, affiliates, creditors or any other person, and to reimburse each indemnified person upon demand for any reasonable and documented out-of-pocket legal or other expenses incurred in connection with investigating or defending any of the foregoing, provided that the foregoing indemnity will not, as to any indemnified person, apply to losses, claims, damages, liabilities or related expenses to the extent resulting from (x) the willful misconduct, bad faith or gross negligence of such indemnified person or its control affiliates, directors, officers or employees (collectively, the "Related Parties") (as found by a final, non-appealable judgment of a court of competent jurisdiction), (y) a material breach of such indemnified person's obligations under this Commitment Letter (as found by a final, non-appealable judgment of a court of competent jurisdiction) or (z) disputes solely between and among indemnified persons to the extent such disputes do not arise out of or in connection with any act or omission of you or any of your affiliates (other than any dispute involving an indemnified person acting in its capacity or fulfilling its role as an agent or arranger or similar role); provided, further, that you shall be responsible for the fees and expenses of only one counsel for all indemnified persons in connection with indemnification claims arising out of the same facts or circumstances and, solely in the case of an actual or perceived conflict of interest, one additional counsel for the affected indemnified person and, if necessary or advisable, a single local counsel to the indemnified persons in each relevant jurisdiction and, solely in the case of an actual or perceived conflict of interest, one additional external counsel in each applicable jurisdiction to the affected indemnified persons or similarly situated indemnified person and (b) regardless of whether the Amendment Effective Date or Delayed Draw Closing Date occurs, to reimburse each Commitment Party and its affiliates for all reasonable and documented out-of-pocket expenses that have been invoiced prior to the Amendment Effective Date or Delayed Draw Closing Date or following termination or expiration of the commitments hereunder (including due diligence expenses, syndication expenses, travel expenses, and the fees, charges and disbursements of one primary counsel and, if necessary or advisable, a single local counsel in each relevant jurisdiction) incurred in connection with the Proposed Amendment, the Bridge Facility, the Transactions and any related documentation (including this Commitment Letter and the definitive financing documentation) or the administration, amendment, modification or waiver thereof. It is further agreed that each Commitment Party shall only have liability to you (as opposed to any other person) and that each Commitment Party shall be liable solely in respect of its own commitment to the Proposed Amendment and Bridge Facility on a several, and not joint, basis with any other Commitment Party. No indemnified person shall be liable for any damages arising from the use by others of Information or other materials obtained through electronic, telecommunications or other information transmission systems, except to the extent any such damages are found by a final, nonappealable judgment of a court of competent jurisdiction to arise from the gross negligence, bad faith or willful misconduct of such indemnified person (or any of its Related Parties). None of the indemnified persons or you or any of your or their respective affiliates or the respective directors, officers, employees, advisors, and agents of the foregoing shall be liable for any indirect, special, punitive or consequential damages in connection with this Commitment Letter, the Fee Letters, the Proposed Amendment, the Bridge Facility, the Transactions or the transactions contemplated hereby, provided that nothing contained in this sentence shall limit your indemnity obligations to the extent set forth in this Section 7. You shall not be liable under this Commitment Letter for any settlement made by

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any indemnified person without your prior written consent (which consent shall not be unreasonably withheld or delayed). If any settlement is consummated with your written consent or if there is a final judgment in any such Proceedings, you agree to indemnify and hold harmless each indemnified person from and against any and all losses, claims, damages, liabilities and expenses by reason of such settlement or judgment in accordance with the provisions hereof. You further agree that you will not, without our prior written consent, settle or compromise or consent to the entry of any judgment in any pending or threatened Proceeding in respect of which indemnification may be sought hereunder (whether or not we or any other indemnified person is an actual or potential party to such Proceeding) unless such settlement, compromise or consent includes (a) an unconditional release of us and each other indemnified person from all liability and obligations arising therefrom in form and substance satisfactory to such indemnified person and (b) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified person.

8.    Sharing of Information, Absence of Fiduciary Relationship, Affiliate Activities

        You acknowledge that each Commitment Party (or an affiliate) is a full service securities firm and such person may from time to time effect transactions, for its own or its affiliates' account or the account of customers, and hold positions in loans, securities or options on loans or securities of you, the Other MA Parties or your or their respective affiliates and of other companies that may be the subject of the transactions contemplated by this Commitment Letter. In addition, each Commitment Party and its affiliates will not use confidential information obtained from you or your affiliates, the Other MA Parties or their affiliates or on your or their behalf by virtue of the transactions contemplated hereby in connection with the performance by such Commitment Party and its affiliates of services for other companies or persons and the Commitment Party and its affiliates will not furnish any such information to any of their other customers. You also acknowledge that the Commitment Parties and their respective affiliates have no obligation to use in connection with the transactions contemplated hereby, or to furnish to you, the Other MA Parties or your or their affiliates, confidential information obtained from other companies or persons.

        You further acknowledge and agree that (a) no fiduciary, advisory or agency relationship between you and the Commitment Parties is intended to be or has been created in respect of any of the transactions contemplated by this Commitment Letter, irrespective of whether the Commitment Parties have advised or are advising you on other matters, (b) the Commitment Parties, on the one hand, and you, on the other hand, have an arm's length business relationship that does not directly or indirectly give rise to, nor do you rely on, any fiduciary duty to you or your affiliates on the part of the Commitment Parties, (c) you are capable of evaluating and understanding, and you understand and accept, the terms, risks and conditions of the transactions contemplated by this Commitment Letter, (d) you have been advised that the Commitment Parties are engaged in a broad range of transactions that may involve interests that differ from your interests and that the Commitment Parties have no obligation to disclose such interests and transactions to you, (e) you have consulted your own legal, accounting, regulatory and tax advisors to the extent you have deemed appropriate, (f) each Commitment Party has been, is, and will be acting solely as a principal and, except as otherwise expressly agreed in writing by it and the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for you, any of your affiliates or any other person or entity and (g) none of the Commitment Parties has any obligation to you or your affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein or in any other express writing executed and delivered by such Commitment Party and you or any such affiliate. You agree you will not assert any claim relating to the transactions contemplated hereby against any indemnified person based on an alleged breach of agency or fiduciary duty. Please note that the Commitment Parties and their affiliates do not provide tax, accounting, regulatory or legal advice.

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        In addition, please note that certain Commitment Parties (or their affiliates) have been retained by the Borrower or the Other MA Parties as financial advisor (each in such capacity, a "Financial Advisor") to the Borrower or the Other MA Parties in connection with the Merger. You agree to such retention, and further agree not to assert any claim you might allege based on any actual or potential conflicts of interest that might be asserted to arise or result from, on the one hand, the engagement of the Financial Advisor, and on the other hand, our and our affiliates' relationships with you as described and referred to herein.

9.    Confidentiality

        This Commitment Letter is delivered to you on the understanding that neither this Commitment Letter nor the Fee Letters nor any of their terms or substance shall be disclosed by you, directly or indirectly, to any other person except (a) you, your affiliates, and your and your affiliates' respective officers, directors, employees, members or partners (excluding, in any event, shareholders of any public company), attorneys, accountants, agents and advisors and those of the Other MA Parties and its subsidiaries and the Other MA Parties itself, in each case on a confidential and need-to-know basis, (b) in any legal, judicial or administrative proceeding or as otherwise required by law or regulation or as requested by a governmental authority (in which case you agree, to the extent permitted by law, to inform us promptly in advance thereof), (c) this Commitment Letter and the existence and contents hereof (but not the Fee Letters or the contents thereof other than the existence thereof and the contents thereof as part of projections, pro forma information and a generic disclosure of aggregate sources and uses to the extent customary in marketing materials and other required filings) may be disclosed in any syndication or other marketing material in connection with the Proposed Amendment or Bridge Facility or in connection with any public filing requirement, (d) the Term Sheet may be disclosed to potential Lenders and to any rating agency in connection with the Bridge Facility or the Proposed Amendment and (e) to the extent any such information becomes publicly available other than by reason of disclosure by you or your affiliates in breach of this Commitment Letter. Notwithstanding the foregoing, following your acceptance hereof, this Commitment Letter (but not the Fee Letters) may be filed with the Securities Exchange Commission, and thereafter the foregoing restrictions on the disclosure of the Commitment Letter (but not the Fee Letters) shall no longer apply.

        The Commitment Parties shall use all nonpublic information received by them in connection with the transactions contemplated hereby solely for the purposes of providing the services that are the subject of this Commitment Letter and shall treat confidentially all such information; provided, however, that nothing herein shall prevent any Commitment Party from disclosing any such information (a) to rating agencies, (b) to any Lenders or participants or prospective Lenders or participants or any potential counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower or any of its affiliates or any of their respective obligations, (c) in any legal, judicial, administrative proceeding or other compulsory process or as required by applicable law or regulations (in which case such Commitment Party shall promptly notify you, in advance, to the extent permitted by law), (d) upon the request or demand of any regulatory authority having jurisdiction or any self-regulatory body having oversight over such Commitment Party or its affiliates, (e) to the directors, officers, employees, legal counsel, independent auditors, professionals and other experts or agents of such Commitment Party (collectively, "Representatives") who are informed of the confidential nature of such information and are or have been advised of their obligation to keep information of this type confidential, (f) to any of its respective affiliates and such affiliates' respective directors, officers, employees, legal counsel, independent auditors, professionals and other experts or agents (provided that any such affiliate is advised of its obligation to retain such information as confidential, and such Commitment Party shall be responsible for its affiliates' compliance with this paragraph) solely in connection with Transactions and any related transactions contemplated hereby, (g) to the extent any such information becomes publicly available other than by reason of disclosure by such Commitment Party, its affiliates or Representatives in breach of this Commitment Letter and (h) for purposes of establishing a "due diligence" defense;

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provided that the disclosure of any such information to any Lenders or prospective Lenders or participants or prospective participants referred to above shall be made subject to the acknowledgment and acceptance by such Lender or prospective Lender or participant or prospective participant that such information is being disseminated on a confidential basis in accordance with the standard syndication processes of such Commitment Party (which shall in any event be no less protective than customary market standards for dissemination of such type of information) or customary market standards for dissemination of such type of information. The provisions of this paragraph shall automatically terminate on the earlier of the Amendment Effective Date and the date that is two years immediately following the date of this Commitment Letter.

10.    Miscellaneous

        This Commitment Letter shall not be assignable by you without the prior written consent of each Commitment Party (and any purported assignment without such consent shall be null and void), is intended to be solely for the benefit of the parties hereto and the indemnified persons and is not intended to and does not confer any benefits upon, or create any rights in favor of, any person other than the parties hereto and the indemnified persons to the extent expressly set forth herein. The Commitment Parties reserve the right to employ the services of their affiliates or branches in providing services contemplated hereby and to allocate, in whole or in part, to their affiliates or branches certain fees payable to the Commitment Parties in such manner as the Commitment Parties and their affiliates or branches may agree in their sole discretion. This Commitment Letter may not be amended or waived except by an instrument in writing signed by you and each Commitment Party. This Commitment Letter may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Commitment Letter by facsimile or electronic transmission (e.g., "pdf" or "tif") shall be effective as delivery of a manually executed counterpart hereof. This Commitment Letter and the Fee Letters are the only agreements that have been entered into among us and you with respect to the Proposed Amendment and set forth the entire understanding of the parties with respect thereto. This Commitment Letter and any claim or controversy arising hereunder or related hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York; provided that the interpretations of (a) a Material Adverse Effect, (b) the accuracy of any Purchase Agreement Representation and whether as a result of a breach thereof you (or any of your affiliates) has the right to terminate its or their respective obligations under the Merger Agreement and (c) whether the Merger has been consummated in accordance with the Merger Agreement (including the consummation of the Reorganization) shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware.

        You and we hereby irrevocably and unconditionally submit to the exclusive jurisdiction of any state or Federal court sitting in the Borough of Manhattan in the City of New York over any suit, action or proceeding arising out of or relating to the transactions contemplated hereby, this Commitment Letter or the Fee Letters or the performance of services hereunder or thereunder. You and we agree that service of any process, summons, notice or document by registered mail addressed to you or us shall be effective service of process for any suit, action or proceeding brought in any such court. You and we hereby irrevocably and unconditionally waive any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in any inconvenient forum. You and we hereby irrevocably agree to waive trial by jury in any suit, action, proceeding, claim or counterclaim brought by or on behalf of any party related to or arising out of the transactions contemplated hereby, this Commitment Letter or the Fee Letters or the performance of services hereunder or thereunder.

        Each of the Commitment Parties hereby notifies you that, pursuant to the requirements of the USA PATRIOT Act, Title III of Pub. L. 107-56 (signed into law on October 26, 2001) (the "PATRIOT

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Act"), it is required to obtain, verify and record information that identifies the Borrower and each Guarantor, which information includes names, addresses, tax identification numbers and other information that will allow such Commitment Party to identify the Borrower and each Guarantor in accordance with the PATRIOT Act. This notice is given in accordance with the requirements of the PATRIOT Act and is effective for the Commitment Parties and each Lender.

        This paragraph and the indemnification, fee, expense, jurisdiction, venue, governing law, agreement not to assert conflicts, agreement not to assert fiduciary duty, syndication, waiver of jury trial and confidentiality provisions contained herein and in the Fee Letters shall remain in full force and effect regardless of whether definitive financing documentation shall be executed and delivered and notwithstanding the termination of this Commitment Letter or the commitments hereunder; provided that your obligations under this Commitment Letter (other than your obligations with respect to (a) assistance to be provided in connection with the syndication thereof (including as to the provision of information and representations with respect thereto) and (b) confidentiality) shall automatically terminate and be superseded, to the extent comparable, by the provisions of the Senior Secured Credit Documentation upon the Amendment Effective Date, and you shall automatically be released from all liability in connection therewith at such time, in each case to the extent the Senior Secured Credit Documentation has comparable provisions with comparable coverage. You may ratably terminate each Initial Lender's commitments hereunder at any time.

        Each of the parties hereto agrees that each of this Commitment Letter and each Fee Letter is a binding and enforceable agreement (subject to the effects of bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally) with respect to the subject matter contained herein, including the good faith negotiation of the Proposed Amendment by the parties hereto in a manner consistent with this Commitment Letter; it being acknowledged and agreed that the funding of the Bridge Facility is subject only to the applicable conditions set forth in Section 6, in Exhibit B under the heading "CERTAIN CONDITIONS—Conditions to the Effectiveness of the Amendment", in Exhibit B under the heading "CERTAIN CONDITIONS—Initial Conditions" and in Exhibit C.

        If the foregoing correctly sets forth our agreement, please indicate your acceptance of the terms of this Commitment Letter and the Fee Letters by returning to JPMorgan executed counterparts of this Commitment Letter and the Fee Letters not later than 11:59 p.m., New York City time, on June 2, 2016. This offer will automatically expire at such time if JPMorgan has not received such executed counterparts in accordance with the preceding sentence. In the event that the Delayed Draw Closing Date does not occur on or before the Expiration Date, then this Commitment Letter and the commitments hereunder shall automatically terminate unless we shall, in our discretion, agree in writing to an extension. "Expiration Date" means the earliest of (i) March 17, 2017, (ii) the closing of the Merger without the use of the Bridge Facility and (iii) the termination of the Merger Agreement (as defined in Exhibit A hereto) prior to the closing of the Merger.

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        We are pleased to have been given the opportunity to assist you in connection with this important financing.

Very truly yours,
JPMORGAN CHASE BANK, N.A.
By: /s/ Michael Kusner
Name:	Michael Kusner
Title:	Vice President
J.P.Morgan

Commitment Letter Signature Page

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BANK OF AMERICA, N.A.
By: /s/ Jonathan Salzinger
Name:	Jonathan Salzinger
Title:	Vice President

Commitment Letter Signature Page

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BARCLAYS BANK PLC
By: /s/ John Skrobe
Name:	John Skrobe
Title:	Managing Director

Commitment Letter Signature Page

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
By: /s/ William O'Daly
Name:	William O'Daly
Title:	Authorized Signatory
By: /s/ Karim Rahimtoola
Name:	Karim Rahimtoola
Title:	Authorized Signatory
CREDIT SUISSE SECURITIES (USA) LLC
By: /s/ Andy Richard
Name:	Andy Richard
Title:	Authorized Signatory

Commitment Letter Signature Page

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DEUTSCHE BANK SECURITIES INC.
By:	/s/ A. Drew Goldman
	Name:	A. Drew Goldman
	Title:	Managing Director
Deutsche Bank Securities
By:	/s/ Reza Akhavi
	Name:	Reza Akhavi
	Title:	Managing Director
DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH
By:	/s/ Joanna Soliman
	Name:	Joanna Soliman
	Title:	Vice President
By:	/s/ Alexander B.V. Johnson
	Name:	Alexander B.V. Johnson
	Title:	Managing Director
DEUTSCHE BANK AG NEW YORK BRANCH
By:	/s/ Joanna Soliman
	Name:	Joanna Soliman
	Title:	Vice President
By:	/s/ Alexander B.V. Johnson
	Name:	Alexander B.V. Johnson
	Title:	Managing Director

Deutsche Bank Commitment Letter Signature Page – 5/31/2016
Colony Capital Operating Company, LLC

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MORGAN STANLEY SENIOR FUNDING, INC.
By:	/s/ Michael King
	Name:	Michael King
	Title:	Vice President

Commitment Letter Signature Page

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UBS AG, STAMFORD BRANCH
By:	/s/ Michael Lawton
	Name:	Michael Lawton
	Title:	Managing Director
By:	/s/ John Stroll
	Name:	John Stroll
	Title:	Executive Director
UBS SECURITIES LLC
By:	/s/ Michael Lawton
	Name:	Michael Lawton
	Title:	Managing Director
By:	/s/ John Stroll
	Name:	John Stroll
	Title:	Executive Director

Commitment Letter Signature Page

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Accepted and agreed to as of the date first written above:
COLONY CAPITAL OPERATING COMPANY, LLC
By:	/s/ Mark M. Hedstrom
	Name:	Mark M. Hedstrom
	Title:	Vice President

Commitment Letter Signature Page

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Exhibit A

PROJECT UNITY
TRANSACTION SUMMARY

        Capitalized terms used but not defined in this Exhibit A shall have the meanings set forth in the Commitment Letter to which this Exhibit A is attached and in Exhibits B and C, as applicable.

        Colony Capital, Inc. ("Constellation"), the parent company of Colony Capital Operating Company, LLC ("you" or the "Borrower"), has entered into an Agreement and Plans of Merger (together with all exhibits, schedules, attachments and disclosure letters thereto (the "Merger Agreement" (it being understood that such term shall also refer to the Merger Agreement as it may be amended, supplemented or otherwise modified in accordance with the provisions of Section 3 of Exhibit C)) dated as of June 2, 2016 among Constellation, NorthStar Realty Finance Corp. ("Sirius"), New Sirius Inc. ("New Sirius"), NorthStar Realty Finance Limited Partnership ("Sirius LP"), Sirius Merger Sub-T, LLC ("Sirius Sub"), New Sirius Merger Sub, LLC ("New Sirius Sub"), New Polaris, Inc. ("New Polaris") and NorthStar Asset Management Group Inc.("Polaris" and together with Constellation, Sirius, New Sirius, Sirius LP, Sirius Sub, New Sirius Sub and New Polaris, collectively, the "Merger Parties"), pursuant to which the parties thereto will consummate the Merger. In connection therewith, it is intended that:

          (a)   The Borrower will obtain the Proposed Amendments to the Existing Credit Agreement, including, but not limited to, the new senior secured bridge facility (the "Bridge Facility"), in each case, as described in Exhibit B.

          (b)   The proceeds of the Revolving Facility and/or the Bridge Facility received by the Borrower on the Delayed Draw Closing Date will be applied, directly or indirectly by the Borrower, (i) to refinance in full the outstanding indebtedness of each of Sirius, Polaris and Constellation and their respective subsidiaries required to be repaid in connection with the consummation of the Transactions, as set forth in the Merger Agreement and specifically on Section 2.25 of each Merger Party's Disclosure Letter (as defined in the Merger Agreement) (collectively, the "Refinancing") and (ii) to pay the fees and expenses incurred in connection with the Transactions (such fees and expenses, the "Transaction Costs").

          (c)   The Merger Parties will consummate the Merger in a manner consistent with the Merger Agreement, which will in any event result in (x) the Borrower becoming a direct subsidiary of New Polaris and (y) the assets of Sirius, Polaris, the Borrower and their subsidiaries being held by the Borrower and its subsidiaries after giving effect to the Merger (clauses (x) and (y) together, the "Reorganization").

        The transactions described above are collectively referred to herein as the "Transactions". For purposes of this Commitment Letter and the Fee Letters, "Delayed Draw Closing Date" shall mean the date of the consummation of the Merger, the satisfaction or waiver of the conditions set forth in Exhibit C and the funding of the Bridge Facility, if any.

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EXECUTION VERSION
EXHIBIT B

Project Unity $400.0 million
Proposed Amendment and Senior Secured Facilities
Summary of Terms and Conditions

        Reference is made to the Amended and Restated Credit Agreement (the "Existing Credit Agreement"), dated as of March 31, 2016, among the Borrower (as defined below), the several banks and other financial institutions or entities from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent, and the proposed amendments to the Existing Credit Agreement (the "Amendments"). Capitalized terms used but not defined herein shall have the meanings set forth in the Existing Credit Agreement or in the Commitment Letter to which this Exhibit B is attached, as applicable. Set forth below is a summary of the principal terms and conditions for the Existing Credit Agreement, as amended to reflect the Amendments.

1. PARTIES
Borrower:	Colony Capital Operating Company, LLC (the "Company" or the "Borrower").
Guarantors:
Each of the Borrower's direct and indirect, existing and future, domestic wholly-owned subsidiaries (other than Excluded Subsidiaries and the Other MA Parties Excluded Subsidiaries) (the "Guarantors"; together with the Borrower, the "Loan Parties"). For clarity, in the case of the Delayed Draw Closing Date, the determination of whether a subsidiary is an Immaterial Subsidiary shall be determined on a pro forma basis after giving effect to the Transactions.
Joint Lead Arrangers and Joint Bookrunners:
JPMorgan Chase Bank, N.A., Barclays Bank PLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Morgan Stanley Senior Funding, Inc. and UBS Securities LLC, (in such capacity, the "Lead Arrangers").
Administrative Agent:	JPMorgan Chase Bank, N.A. (in such capacity, the "Administrative Agent").
Syndication Agents:	Barclays Bank PLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Morgan Stanley Senior Funding, Inc. and UBS Securities LLC (in such capacity, each a "Syndication Agent").
Lenders:
A syndicate of banks, financial institutions and other entities arranged by the Lead Arrangers (collectively, the "Lenders"), including (i) with respect to the Revolving Facility, the lenders under the Existing Credit Agreement and (ii) with respect to the Bridge Facility, JPMorgan Chase Bank, N.A., Bank of America, N.A., Barclays Bank PLC, Credit Suisse AG, Cayman Islands Branch, Deutsche Bank Cayman Islands Branch, Morgan Stanley Senior Funding, Inc. (and/or an affiliate) and UBS AG, Stamford Branch.

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2. TYPES AND AMOUNTS OF SENIOR SECURED FACILITIES
A. Revolving Facility
Type and Amount:	A revolving credit facility (the "Revolving Facility"; the commitments thereunder, the "Revolving Commitments") in the amount of $850 million (the loans thereunder, the "Revolving Loans").
Availability and Maturity:
The Revolving Facility shall be available on a revolving basis during the period commencing on the Closing Date and ending on March 31, 2020 (the "Revolving Termination Date"). The Revolving Commitments will expire, and the Revolving Loans will mature, on the Revolving Termination Date.

Notwithstanding the foregoing, the Borrower will have two (2) options (each, an "Extension Option") to extend the Revolving Commitments and Revolving Loans for additional terms of 6 months each, subject to terms and conditions substantially the same as the Existing Credit Agreement.
Letters of Credit:	Substantially the same as the Existing Credit Agreement.
Borrowing Base[1]:	Substantially the same as the Existing Credit Agreement; provided that:

(a) on and after the Delayed Draw Closing Date, if any, the portion of any Annualized Base Management Fee EBITDA attributable to Fee-Related Earnings of externally managed (determined in a manner similar to the Existing Credit Agreement) asset manager Subsidiaries of the Borrower that constitute taxable REIT subsidiaries shall not be subject to a percentage cap of the Maximum Permitted Outstanding Amount (instead of a 15% cap);

(b) on and after the Delayed Draw Closing Date, if any, credit shall be given to 75% of the net cash proceeds that will be received by the Borrower and its Subsidiaries in respect of pending Designated Asset Sales to the extent such assets are subject to binding sale contracts to sell such assets to third parties;

(c) on and after the Delayed Draw Closing Date, if any, credit shall be given for the expected (within a time period to be agreed) monetization of investments in certain private equity fund investments of the Borrower and its Subsidiaries, subject to

1
For the avoidance of doubt, except as otherwise expressly provided herein, borrowing base credit will be subject to provision of applicable perfected security interests.

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an advance rate of 50% with respect to certain 2016 monetizations identified to the Administrative Agent prior to the date hereof and 20% with respect to certain 2017 monetizations identified to the Administrative Agent prior to the date hereof (it being agreed 50% credit shall be given to 2016 monetizations that remain outstanding for the first two quarters of 2017, with such rate dropping to 20% thereafter) (such monetization, "Return of PE Capital"); and
(d) on and after the Delayed Draw Closing Date, if any, other assets of the Borrower and its Subsidiaries subject to diligence and approval by the Required Lenders.

The net book value of each asset included in the Maximum Permitted Outstanding Amount shall be determined on a quarterly basis, consistent with the Borrower's existing valuation policy. The Administrative Agent, individually or at the request of the Required Lenders, shall at any time have the right to request, in its reasonable discretion, that any Investment Asset included in the Maximum Permitted Outstanding Amount with a value assigned by the Borrower be independently tested by an independent valuation provider selected by the Administrative Agent (the "Independent Valuation Provider"), and each reference to the net book value of such asset for purposes of calculating the Maximum Permitted Outstanding Amount shall be deemed to be the lesser of such net book value as determined by the Borrower and such appraised value as determined by the Independent Valuation Provider. The documented out-of-pocket costs of any valuation reasonably incurred by the Administrative Agent shall be at the expense of the Borrower in accordance with Section 10.18 of the Existing Credit Agreement.
Use of Proceeds:
The proceeds of the Revolving Loans shall be used to finance (x) in part the Transactions and (y) the investment activities, working capital needs and general corporate purposes of the Borrower and its subsidiaries, including, without limitation, for funding or repaying intercompany loans.
B. Commitment Increase:	Substantially the same as the Existing Credit Agreement.
C. Bridge Term Loan Facility
Type and Amount:
A 364-day term loan facility (the "Bridge Facility" and, together with the Revolving Facility, the "Facilities"; the commitments thereunder, the "Bridge Commitments; and, together with the Revolving Commitments, the "Commitments"; the loans thereunder, the "Bridge Loans"; and together with the Revolving Loans, the "Loans") in the amount of $400.0 million (as reduced pursuant to the provisions set forth under the headings "Optional Prepayments and Commitment Reductions" and "Mandatory Prepayments and Commitment Reductions" below).

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Availability:	The Lenders will make the Bridge Loans in a single drawing on the Delayed Draw Closing Date. Repayments and prepayments of the Bridge Loans may not be reborrowed. Any unused portion of the Bridge Facility will be automatically canceled after the aforesaid single borrowing.
Maturity:	The Bridge Loans will mature on the date that is 364 days after the Delayed Draw Closing Date.
Amortization:	None.
Use of Proceeds:	The proceeds of the Bridge Loans will be used to finance in part the Transactions.
3. CERTAIN PAYMENT PROVISIONS
Fees and Interest Rates:	As set forth on Annex I.
Optional Prepayments and Commitment Reductions:
Loans may be prepaid and Commitments may be reduced, in whole or in part without premium or penalty, in minimum amounts equal to $1,000,000 or a whole multiple thereof, at the option of the Borrower at any time upon one day's (or, in the case of a prepayment of Eurodollar Loans, three days') prior notice, subject to reimbursement of the Lenders' redeployment costs in the case of a prepayment of Eurodollar Loans prior to the last day of the relevant interest period.
Mandatory Prepayments and Commitment Reductions:
(A) Generally. In the event that the total outstandings under the Revolving Facility at any time exceed the total Revolving Commitments, the Borrower shall prepay Revolving Loans in an amount equal to such excess.

In the event that the total outstandings under both the Revolving Facility and the Bridge Facility at any time exceed (x) during the period prior to the Revolving Termination Date, the Maximum Permitted Outstanding Amount and (y) during the period from and after the Revolving Termination Date when the Borrower has exercised an Extension Option, 90% of the Maximum Permitted Outstanding Amount, the Borrower shall prepay the Loans in an amount equal to such excess, with any such prepayment to be applied, ratably to prepay any outstanding Revolving Loans (without any corresponding reduction in Revolving Commitments) and to prepay any outstanding Bridge Loans. For the avoidance of doubt such prepayment requirement shall not apply during the Suspension Period.
(B) Designated Asset Sales; Debt; Equity. From and after the date that the Borrower countersigns this Commitment Letter (the "Acceptance Date") to the Delayed Draw Closing Date, the
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aggregate commitments in respect of the Bridge Facility under the Commitment Letter or under the Senior Secured Credit Documentation (as applicable) shall be permanently reduced, and on and after the Delayed Draw Closing Date, the Bridge Loans shall be prepaid at par plus accrued and unpaid interest, in each case, on a dollar-for-dollar basis, by:

(x) 100% of the net cash proceeds (which shall include deductions for fees and expenses consistent with the definition of Net Cash Proceeds under the Credit Agreement as well as deductions for proceeds allocated for REIT maintenance and corporate or excise tax minimization amounts (the "Asset Sale Net Cash Proceeds")) of all Designated Asset Sales by the Borrower, Other MA Parties or any of their respective Subsidiaries after the Acceptance Date within one business day (or in the case of a commitment reduction, on the date) of receipt of such proceeds. "Designated Asset Sale" means (a) prior to the Delayed Draw Closing Date, the sale, lease or other disposition of those certain real estate assets relating to healthcare, medical offices and manufactured housing of the Other MA Parties, the Borrower and their Subsidiaries described in Section 6.18(i) of the Merger Agreement and (b) on and after the Delayed Draw Closing Date, the sale, lease or other disposition of all those certain real estate assets of the Other MA Parties, the Borrower and their Subsidiaries described in Section 6.18 of the Merger Agreement. For the avoidance of doubt, during a Suspension Period, any sweep of Designated Asset Sales required pursuant to both this clause (B)(x) and clause (D)(1) below shall be governed by clause (D)(1) below;

(y) 100% of the net cash proceeds of corporate level recourse debt incurrences from new debt commitments obtained after the Acceptance Date of the Borrower or its Subsidiaries that is recourse to the Loan Parties and, to the extent that the incurrence of such indebtedness requires the consent of the Borrower or its affiliates and is recourse to the operating company or public company REIT entity, the Other MA Parties or any of their respective Subsidiaries other than (i) any intercompany debt of the Borrower or any of its Subsidiaries or of an Other MA Party or any of its Subsidiaries, (ii) any re-financing of existing indebtedness not increasing the existing amount (or commitments, if applicable) thereof in excess of the principal amount of the indebtedness being refinanced, plus accrued interest, fees, premiums and refinancing expenses, (iii) Subscription Line Indebtedness, and (iv) indebtedness to finance the acquisition of assets in respect of which the obligation to make such acquisition was incurred prior to the Acceptance Date (and was not incurred in contemplation thereof). For the avoidance of doubt, during a Suspension Period, any sweep of indebtedness required pursuant to both this clause (B)(y) and

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clause (D)(2) below shall be governed by clause (D)(2) below; and

(z) 100% of the net cash proceeds from the issuance of any equity securities by the REIT Entity (which shall include New Polaris after the Delayed Draw Closing Date), Polaris or Sirius (other than (A) issuances and settlements pursuant to employee stock plans or other benefit or employee incentive arrangements), (B) issuances of shares of capital stock or rights to wholly owned Subsidiaries and (C) issuances of shares of capital stock in connection with the conversion of convertible shares or units of such party outstanding as of the date hereof or otherwise issued in compliance with Section 5.01(c) of the Merger Agreement).

(C) Return of PE Capital. From and after the Delayed Draw Closing Date, to the extent that any Bridge Loans remain outstanding, the Bridge Loans shall be prepaid with 100% of the net cash proceeds received in respect of Return of PE Capital by the Borrower and its Subsidiaries.

(D) Suspension Period Prepayments. In addition to the above events, during any Suspension Period, from and after the Acceptance Date, the aggregate commitments in respect of the Bridge Facility under the Commitment Letter or under the Senior Secured Credit Documentation (as applicable) shall be permanently reduced and ratably therewith the Revolving Loans shall be prepaid (without any reduction in the Revolving Commitments) (it being understood any such proceeds received by the Other MA Parties or their subsidiaries prior to the Delayed Draw Closing Date shall only be allocated to reduce the commitments under the Bridge Facility), and from and after the Delayed Draw Closing Date, the Bridge Loans shall be prepaid and ratably therewith the Revolving Loans shall be prepaid (without any reduction in the Revolving Commitments) at par plus accrued and unpaid interest, in each case, on a dollar-for-dollar basis within one business day (or in the case of a commitment reduction, on the date) of receipt of such proceeds, by:

(1) 100% of the Asset Sale Net Cash Proceeds of (i) any asset sales (other than from (i) casualty or condemnation events, (ii) any intercompany transfers, provided proceeds from transfers of assets from Loan Parties to non-Loan Parties will not be so excluded, (iii) other asset sales not to exceed $50 million in the aggregate for all such sales, (iv) dispositions of worn out, surplus or obsolete equipment in the ordinary course of business and (v) asset sales the proceeds of which are to be applied to finance the acquisition of assets in respect of which the obligation to make such acquisition was incurred prior to the commencement of the Suspension Period (and was not incurred in contemplation

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thereof) by the Borrower or any of its Subsidiaries or, to the extent that the consummation of such sale requires the consent of the Borrower or its affiliates), the Other MA Parties or any of their respective Subsidiaries (or, in the case of any non-wholly owned Subsidiary, the applicable parent's allocable share of such proceeds) and (ii) any Designated Asset Sales; and

(2) 100% of the net cash proceeds of debt incurrences of the Borrower or its Subsidiaries or, to the extent that the incurrence of such indebtedness requires the consent of the Borrower or its affiliates, the Other MA Parties or any of their respective Subsidiaries other than (i) any intercompany debt of the Borrower or any of its subsidiaries or of an Other MA Party or any of its subsidiaries, (ii) any re-financing of existing indebtedness not increasing the existing amount (or commitments, if applicable) thereof in excess of the principal amount of the indebtedness being refinanced, plus accrued interest, fees, premiums and refinancing expenses, (iii) Subscription Line Indebtedness, (iv) indebtedness incurred pursuant to debt facility commitments in existence prior to the commencement of the Suspension Period (and not incurred in contemplation thereof) and any replacement or refinancing thereof not increasing the amount (or amount of commitments, as applicable) thereof and (v) indebtedness to finance the acquisition of assets in respect of which the obligation to make such acquisition was incurred prior to the commencement of the Suspension Period (and was not incurred in contemplation thereof).
4. COLLATERAL
Collateral:
Substantially the same as the Existing Credit Agreement, subject to the Limited Conditionality Provision (it being understood the inclusion of credit for assets in the Maximum Permitted Outstanding Amount will be subject to applicable perfected security requirements (it being understood that the requirements of Section 6.14 in relation to accounts of the Other MA Parties acquired in the Transaction shall not be applicable prior to 90 days following the Delayed Draw Closing Date, and in such interim period applicable credit may be given in the Maximum Permitted Outstanding Amount in respect thereof), the obligations of the Borrower and the Guarantors in respect of the Facilities shall be secured by a first priority perfected security interest in (i) all equity interests owned by the Borrower or any Guarantor (limited, in the case of Excluded Foreign Subsidiaries, to 66- • % of the equity interests therein to the extent a pledge of a greater percentage could reasonably be expected to result in adverse tax consequences), (ii) all collateral accounts and the assets held therein, (iii) all distribution accounts ("Distribution

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Accounts") and the assets held therein, (iv) all security entitlements in any of the foregoing and (v) all proceeds of the foregoing (collectively, the "Collateral").

Notwithstanding the foregoing, (i) any investments shall be excluded from the Collateral to the extent including such investment in the Collateral would trigger a breach or default under any existing contract to which a Loan Party or any entity in which a Loan Party directly or indirectly holds an investment is a party and (ii) any general partner interest held by the Borrower in funds that are managed by an affiliate of the Borrower shall be excluded from the Collateral. The Loan Parties shall not be required to obtain third party acknowledgements or consent in support of the creation, perfection or enforcement of security interests in the Collateral.
5. CERTAIN CONDITIONS
Conditions to the Effectiveness of the Amendment:
The Amendment shall become effective upon satisfaction (or waiver) of the following conditions (in each case, subject to all applicable provisions of the Limited Conditionality Provision), with the establishment of the Bridge Facility to occur immediately prior to the effectiveness of any other Amendments (such date the "Amendment Effective Date"):

(a) The Administrative Agent shall have received: (i) an amendment to the Existing Credit Agreement on terms consistent with the Commitment Letter and otherwise reasonably satisfactory to both the Loan Parties and the Commitment Parties, executed by the Administrative Agent, the Borrower, each Lender under the Bridge Facility and the Required Lenders (prior to giving effect to the establishment of the Bridge Facility) and the Supermajority Lenders (immediately after giving effect to the establishment of the Bridge Facility), (ii) customary closing certificates and legal opinions (including, without limitation, certificates and legal opinions of the type delivered pursuant to the Existing Credit Agreement); and (iii) all fees and expenses due under this Commitment Letter and the Fee Letters as of such date; and
(b) The Specified Representations shall be true and correct in all material respects.
Initial Conditions:
The availability of the Bridge Facility on the Delayed Draw Closing Date and any Revolving Loan made on the Delayed Draw Closing Date to finance the Transactions will be subject only to the conditions precedent set forth in Section 6 of the Commitment Letter and in Exhibit C.

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On-Going Conditions:	On and after the Amendment Effective Date, the making of each Revolving Loan (other than any Revolving Loan made on the Delayed Draw Closing Date to finance the Transactions) and the issuance of each Letter of Credit shall be conditioned upon (a) the accuracy in all material respects (and in all respects if qualified by materiality) of all representations and warranties in the Senior Secured Credit Documentation (except any representations and warranties which expressly relate to an earlier date shall be true and correct in all material respects (or in all respects if qualified by materiality) as of such earlier date) and (b) there being no default or event of default in existence at the time of, or after giving effect to, such extension of credit.
6. DOCUMENTATION
Senior Secured Credit Documentation:
The definitive documentation for the Facilities (the "Senior Secured Credit Documentation") shall contain terms and conditions substantially the same as those contained in the Existing Credit Agreement but, following the Delayed Draw Closing Date, taking into account the size and growth of the Borrower following the consummation of the Transactions (except as otherwise provided herein or otherwise mutually agreed by the Borrower and the Lead Arrangers and the Lenders).

For the avoidance of doubt, on and after the Delayed Draw Closing Date, the financial covenants and the component definitions thereof shall be calculated on a pro forma basis for the Merger, which, in the case of calculations over an applicable test period, shall mean calculated as if the Merger had occurred on the first day of the applicable test period, and in the case of calculations as of a given date, shall mean calculated as if the Merger has occurred as of such date.
Financial Covenants:	Limited to the following:
(a)
Minimum Consolidated Tangible Net Worth (consistent with the Existing Credit Agreement), it being understood that following the Delayed Draw Closing Date, the Minimum Consolidated Net Worth shall reflect the addition of the Other MA Parties and their respective subsidiaries on terms to be agreed).
(b) A maximum Consolidated Leverage Ratio of 0.65 to 1.00.
(c) A minimum Consolidated Fixed Charge Coverage Ratio of 1.50 to 1.00.

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	(d)	A minimum Interest Coverage Ratio of 3.00 to 1.00; provided that, for the avoidance of doubt, the definition of "Assumed Facility Interest Expense" shall be amended following the Delayed Draw Closing Date to include the Bridge Facility on a consistent basis.
	(e)	The total outstandings under the Facilities shall not at any time exceed the Maximum Permitted Outstanding Amount at such time.
Covenant Suspension:
The Borrower may elect (including prior to the Delayed Draw Closing Date) to suspend the requirements of the Restrictive Provisions (as defined below) under the Senior Secured Credit Documentation by providing prior written notice of such election to the Administrative Agent. This election may only be made once. In the event such election is made, no additional extensions of credit to the Borrower in the form of Revolving Loans or new letters of credit (which, for the avoidance of doubt, shall not include any limitations on any renewals or extensions of existing letters of credit not increasing the amount thereof) will be made until such election is rescinded in writing by the Borrower to the Administrative Agent or automatically as set forth below, on and after which time such covenants shall be tested (provided that borrowings of Bridge Loans and Revolving Loans on the Delayed Draw Closing Date to fund the Transactions shall be permitted subject only to the conditions set forth in "Initial Conditions" above). The time period during which such covenants are suspended is the "Suspension Period". As used herein, the term "Restrictive Provisions" means (a) any financial covenant set forth in Section 7.1, including any associated prepayment or similar obligations due to extensions of credit exceeding the Maximum Permitted Outstanding Amount (other than as a result of (i) a borrowing that, at the time incurred, exceeded the Maximum Permitted Outstanding Amount or (ii) an incurrence of indebtedness or a sale or transfer of assets that, on a pro forma basis as of the date of such incurrence, sale or transfer, was not in compliance with Section 7.1 (each of which such matters shall be governed by the immediately following clause (b)) and (b) any other representation, covenant or event of default under the Senior Secured Credit Documents; provided that solely in the case of clause (b), the applicable default under such provision shall have occurred inadvertently and solely in the case of clause (b) (and with respect to item (i) below, clause (a)), such default would not (i) impair the enforceability of the Senior Secured Credit Documentation, (ii) materially impair the ability of the Borrower to repay the obligations under the Senior Secured Credit Documentation when due, (iii) materially diminish the credit quality of the Loan Parties or, taken as a whole, the Borrower and its subsidiaries or (iv) materially impair the value of or benefit obtained from the Collateral from the perspective of the

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Lenders taken as a whole. As a condition to making such election, the Borrower shall have notified the Administrative Agent of any default giving rise to the requested Suspension Period not later than one Business Day following a Responsible Officer (limited to the chief financial officer or treasurer in the case of a breach of a Restrictive Provision described in clause (a) of the definition thereof) becoming aware of such occurrence. If made on the above terms, any such election will be effective with respect to the applicability of any Restrictive Provision during the Suspension Period and during any period prior to such Suspension Period. Unless rescinded earlier by the Borrower, any Suspension Period in effect shall automatically cease (and for the avoidance of doubt the right to elect a Suspension Period shall cease) on the date that is the 60th day after the Delayed Draw Closing Date. In the event the Expiration Date occurs prior to the closing of the Merger, any Suspension Period shall immediately cease and (if not already elected) no Suspension Period may be elected. For the avoidance of doubt, the Suspension Period shall not apply to any inaccuracy, breach or occurrence existing prior to the Acceptance Date of which a Responsible Officer of the Borrower or its Subsidiaries had knowledge.
Representations and Warranties:	Substantially the same as in the Existing Credit Agreement.
Affirmative Covenants:
Substantially the same as in the Existing Credit Agreement; provided that (i) borrowing base certificates shall be delivered quarterly and upon request if outstandings under the Facilities exceed 90% of the Maximum Permitted Outstanding Amount and (ii) such other amendments shall be made as may be necessary to permit the consummation of the Transactions, including in relation to Section 6.10 of the Existing Credit Agreement and (iii) for the avoidance of doubt, subject to the Limited Conditionality Provision, joinder documentation with respect to any Other MA Parties and their respective subsidiaries that are required to become Guarantors shall be delivered on the Delayed Draw Closing Date, subject to exceptions for entities that are restricted by existing contractual obligations or limited by potential adverse tax consequences from providing such guaranty, as well as such other exceptions as may be mutually agreed (collectively, the "Other MA Parties Excluded Subsidiaries"), which such entities and their assets, for the avoidance of doubt, will not be included in the Maximum Permitted Outstanding Amount.
Negative Covenants:
Substantially the same as in the Existing Credit Agreement; provided that restrictions on amending the Merger Agreement shall be included; and provided, further, that such other amendments as may be necessary to permit the consummation of the Transactions shall be implemented (for the avoidance of

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doubt, excluding any amendments to the financial covenants set forth above under the heading "Financial Covenants" (including the component definitions thereof as they relate thereto (but without limiting the agreements expressly set forth above under the heading "Borrowing Base")), but including otherwise without limitation, if required in relation to Sections 7.2, 7.3, 7.4, 7.5, 7.6, 7.7, 7.9) and 7.11 of the Existing Credit Agreement and (ii) Section 7.8(a) of the Existing Credit Agreement shall be amended to permit the Refinancing and to clarify that such restrictions do not apply to payments or prepayments of the Loans.

During any Suspension Period, Restricted Payments will be limited in a manner to be agreed, but will in any event permit (i) the restricted payments to the extent permitted pursuant to Section 7.6(e)(i) of the Existing Credit Agreement and (ii) the Polaris Special Dividend (as defined in the Merger Agreement). For the avoidance of doubt, actions requiring no default or no event of default to exist will be restricted during a Suspension Period, as will actions requiring pro forma compliance with financial covenants (to the extent such test is not met), provided that notwithstanding any existing default or event of default that may otherwise exist while a Suspension Period is in effect, (a) the incurrence of Indebtedness under Sections 7.2(f), (g), (h), (i), (j) and (p) of the Existing Credit Agreement shall be permitted so long as the net cash proceeds of such Indebtedness are applied in accordance with the mandatory prepayment provisions set forth above and (b) Dispositions under Section 7.5(e) of the Existing Credit Agreement shall be permitted so long as the net cash proceeds of such Dispositions are applied in accordance with the mandatory prepayment provisions set forth above.
Events of Default:
Substantially the same as in the Existing Credit Agreement, with such other amendments as may be necessary to permit the consummation of the Transactions, including without limitation, Sections 8(k) and 8(l) (it being understood that, following consummation of the Merger, unless the context otherwise requires, all references to "the REIT Entity" in the Senior Secured Documentation shall be references to New Polaris).
Voting:
Amendments and waivers with respect to the Senior Secured Credit Documentation shall require the approval of Lenders holding more than 50% of the aggregate amount of the Revolving Commitments, Bridge Loans and Bridge Commitments (the "Required Lenders"), except that (a) the consent of each Lender directly affected thereby shall be required with respect to (i) reductions in the amount or extensions of the scheduled date of any amortization or final maturity of any Loan, (ii) reductions in the rate of interest (other than waivers of default interest and changes to financial covenant terms that indirectly affect the pricing grid) or any fee

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or extensions of any due date thereof, (iii) increases in the amount or extensions of the expiry date of such Lender's commitment and (iv) changes to the waterfall provision, (b) the consent of 100% of the Lenders shall be required with respect to (i) reductions of any of the voting percentages, (ii) releases of all or substantially all the collateral, (iii) releases of all or substantially all of the Guarantors and (iv) changes in the pro rata sharing provisions (it being understood that amendments permitting extensions of Revolving Commitments and involving increased Applicable Margin or other compensation solely for extending lenders will not be considered a change in the pro rata sharing provisions) and (c) the consent of Lenders holding more than 66-2/3% of the aggregate amount of the Revolving Commitments, Bridge Loans and Bridge Commitments shall be required to make changes affecting Maximum Permitted Outstanding Amount eligibility criteria that have the effect of increasing the Maximum Permitted Outstanding Amount or to increase any of the advance rates set forth in the definition of Maximum Permitted Outstanding Amount (but excluding any technical amendments to the definition of Maximum Permitted Outstanding Amount or any component definition thereof).

The Senior Secured Credit Documentation shall contain customary lender replacement provisions including in respect of increased cost lenders, and non-consenting Lenders in connection with amendments and waivers requiring the consent of all Lenders or of all Lenders directly affected thereby so long as the Required Lenders shall have consented thereto.
Assignments and Participations:
The Lenders shall be permitted to assign all or a portion of their Loans and Commitments with the consent, not to be unreasonably withheld or delayed, of (a) the Borrower, unless (i) the assignee is a Lender, an affiliate of a Lender or an approved fund or (ii) a payment or bankruptcy event of default has occurred and is continuing and (b) the Administrative Agent, unless a Bridge Loan is being assigned to a Lender, an affiliate of a Lender or an approved fund. In the case of a partial assignment (other than to another Lender, an affiliate of a Lender or an approved fund), the minimum assignment amount shall be $1,000,000 (in the case of the Bridge Facility) and $5,000,000 (in the case of the Revolving Facility), in each case, unless otherwise agreed by the Borrower and the Administrative Agent. The Administrative Agent shall receive a processing and recordation fee of $3,500 in connection with each assignment. The Lenders shall also be permitted to sell participations in their Loans. Participants shall have the same benefits as the selling Lenders with respect to yield protection and increased cost provisions, subject to customary limitations. Participants shall have no direct voting rights, but the agreement between the applicable Lender and the participant may provide the participant

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with consent rights that are limited to those matters set forth in clause (a) of the second preceding paragraph with respect to which the affirmative vote of the Lender from which it purchased its participation would be required. Pledges of Loans in accordance with applicable law shall be permitted without restriction.
Yield Protection:	Substantially the same as in the Existing Credit Agreement.
Defaulting Lenders:	Substantially the same as in the Existing Credit Agreement.
Expenses and Indemnification:
Regardless of whether the Closing Date occurs, the Borrower shall pay (a) all reasonable and documented out-of-pocket expenses of the Administrative Agent and the Lead Arrangers associated with the syndication of the Facilities and the preparation, execution, delivery and administration of the Senior Secured Credit Documentation and any amendment or waiver with respect thereto (in the case of legal expenses, limited to fees and expenses of counsel to the Administrative Agent and the Lead Arrangers set forth below and one local counsel per necessary jurisdiction) and (b) all reasonable and documented out-of-pocket expenses of the Administrative Agent and the Lenders (including the fees, disbursements and other charges of counsel) in connection with the enforcement of the Senior Secured Credit Documentation.

The Administrative Agent, the Lead Arrangers and the Lenders (and their affiliates and their respective officers, directors, employees, advisors and agents) will have no liability for, and will be indemnified and held harmless against, any losses, claims, damages, liabilities or expenses (but limited, in the case of legal fees and expenses, to the reasonable and documented out-of-pocket fees, disbursements and other charges of one counsel to all indemnified persons taken as a whole and, if reasonably necessary, a single local counsel for all indemnified persons taken as a whole in each relevant jurisdiction, and solely in the case of a conflict of interest, one additional primary counsel and one additional counsel in each relevant jurisdiction to each group of affected indemnified persons similarly situated taken as a whole) incurred in respect of the financing contemplated hereby or the use or the proposed use of proceeds thereof, except to the extent they are found by a final, nonappealable judgment of a court of competent jurisdiction to result from the gross negligence, bad faith or willful misconduct of, or material breach of the Senior Secured Credit Documentation by, the relevant indemnified person (or its related parties) or any dispute solely among the indemnified persons other than any dispute involving an indemnified person in its capacity or in fulfilling its role as an administrative agent or arranger or any similar role under the Senior Secured Credit Documentation and other than any claims arising out of or in

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connection with any act or omission of the Borrower or any of its affiliates, provided that none of the indemnified persons or you or any of your or their respective affiliates or the respective directors, officers, employees, advisors, and agents of the foregoing shall be liable for any indirect, special, punitive or consequential damages in connection with the Senior Secured Credit Documentation, the Fee Letters, the Facilities or the transactions contemplated hereby (except that nothing contained in this proviso shall limit the indemnity obligations hereunder).
Governing Law and Forum:	New York.
Counsel to the Administrative Agent and the Lead Arrangers:	Simpson Thacher & Bartlett LLP.

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Annex I to Exhibit B

INTEREST AND CERTAIN FEES

Interest Rate Options:	The Borrower may elect that the Loans comprising each borrowing bear interest at a rate per annum equal to (a) the ABR plus the Applicable Margin or (b) the Eurodollar Rate, plus the Applicable Margin.
As used herein:

"Applicable Margin" means a percentage per annum equal to (a) with respect to Revolving Loans, (i) 1.25% in the case of ABR Loans and (ii) 2.25% in the case of Eurodollar Loans and (b) with respect to Bridge Loans, (i) 1.25% in the case of ABR Loans and (ii) 2.25% in the case of Eurodollar Loans; provided that each of the Applicable Margins with respect to the Bridge Facility set forth above will increase by an additional 25.0 basis points on the date that is 90 days following the Delayed Draw Closing Date and every 90 days thereafter.
Interest Payment Dates:	Substantially the same as in the Existing Credit Agreement.
Commitment Fees:
The Borrower shall pay a commitment fee calculated at a rate per annum equal to a percentage per annum determined in accordance with the grid below on the average daily unused portion of the Revolving Facility, payable quarterly in arrears. For the avoidance of doubt, commitment fees will continue to accrue and be payable during a Suspension Period.

Total Facility Utilization	Commitment Fee Rate

< 50%	0.35%

50%	0.25%

Letter of Credit Fees:	Substantially the same as in the Existing Credit Agreement.
Default Rate:
At any time when the Borrower is in default in the payment of any amount under the Facilities, after giving effect to any applicable grace period, such overdue amounts shall bear interest at 2.00% per annum above the rate otherwise applicable thereto (or, in the event there is no applicable rate, 2.00% per annum in excess of the rate otherwise applicable to Revolving Loans maintained as ABR Loans from time to time).
Rate and Fee Basis:	Substantially the same as in the Existing Credit Agreement.

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Duration Fees:	The Borrower shall pay a duration fee for the ratable benefit of the Lenders under the Bridge Facility on the dates set forth below, equal to the Applicable Duration Fee Percentage (as set forth below) of the aggregate principal amount of Bridge Loans outstanding as of such date:

Days after the Delayed Draw Closing Date	90 days	180 days	270 days

Applicable Duration Fee Percentage	0.50%	0.75%	1.00%

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EXHIBIT C

PROJECT UNITY
Conditions

        The availability of the Bridge Facility and any Revolving Loan made on the Delayed Draw Closing Date to finance the Transactions shall be subject to the satisfaction (or waiver) of the following conditions (in each case, subject to the Limited Conditionality Provision). Capitalized terms used but not defined herein have the meanings set forth in the Commitment Letter to which this Exhibit C is attached and in Exhibits A and B thereto.

          1.     The Amendment Effective Date shall have occurred.

          2.     The Administrative Agent shall have received:

      a.
      customary closing certificates and legal opinions (including, without limitation, certificates and legal opinions of the type delivered pursuant to the Existing Credit Agreement, and including a certified calculation of the pro forma Maximum Permitted Outstanding Amount and the pro forma financial ratios and metrics set forth in Exhibit B under the heading "Financial Covenants" (but, for the avoidance of doubt, there shall be no requirement that such calculations evidence compliance with any ratio or metric as a condition to the Delayed Draw Closing Date)); and

      b.
      a certificate from the chief financial officer of the Borrower, substantially in the form attached hereto as Exhibit D.

          3.     The Merger shall be consummated pursuant to the Merger Agreement (including consummation of the Reorganization), substantially concurrently with the funding of the Bridge Facility, and no provision thereof shall have been amended or waived by the Borrower or its affiliates, and no consent shall have been given thereunder by the Borrower or its affiliates, in any manner materially adverse to the interests of the Commitment Parties or the Lenders without the prior written consent of the Commitment Parties (such consent not to be unreasonably withheld or delayed) (it being agreed that any amendment to the definition of Material Adverse Effect in the Merger Agreement shall be deemed material and adverse to the interests of the Commitment Parties and the Lenders for purposes hereof).

          4.     The Delayed Draw Closing Date shall have occurred on or before the Expiration Date.

          5.

      a.
      Since the date of the Merger Agreement no Material Adverse Effect (as defined in the Merger Agreement) with respect to Polaris (as defined in the Merger Agreement) shall have occurred.

      b.
      Since the date of the Merger Agreement, no Material Adverse Effect (as defined in the Merger Agreement) with respect to Sirius (as defined in the Merger Agreement) shall have occurred.

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          6.     The Commitment Parties shall have received (a) audited consolidated balance sheets and related statements of income, stockholders' equity and cash flows of each of (x) the Borrower and its subsidiaries and (y) each Other MA Parties and their respective subsidiaries, in each case for the three most recently completed fiscal years ended at least 90 days before the Delayed Draw Closing Date and (b) unaudited consolidated balance sheets and related statements of income, stockholders' equity and cash flows of each of (x) the Borrower and its subsidiaries and (y) each of the Other MA Parties and their respective subsidiaries, in each case, for each subsequent fiscal quarter, if any, ended at least 45 days before the Delayed Draw Closing Date; provided that filing of the required financial statements on form 10-K and form 10-Q by the Borrower or the Other MA Parties, as applicable, will satisfy the foregoing requirements.

          7.     The Commitment Parties shall have received a pro forma consolidated balance sheet and related pro forma consolidated statement of income of the Borrower and its subsidiaries as of and for the twelve-month period ending on the last day of the most recently completed four-fiscal quarter period ended at least 45 days prior to the Delayed Draw Closing Date, prepared after giving effect to the Transactions as if the Transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such statement of income).

          8.     The Administrative Agent shall have received, at least 5 days prior to the Delayed Draw Closing Date (to the extent requested by the Administrative Agent in writing at least 10 days prior to the Delayed Draw Closing Date), all documentation and other information required by regulatory authorities under applicable "know your customer" and anti-money laundering rules and regulations, including the PATRIOT Act.

          9.     All fees and expenses due under the Commitment Letter and the Fee Letters shall have been paid from a source other than the proceeds of loans funded on the Delayed Draw Closing Date.

          10.   Subject to the Limited Conditionality Provision, all actions necessary to establish that the Administrative Agent will have a perfected first priority security interest (subject to liens permitted under the Senior Secured Credit Documentation, including any such liens permitted to survive at the Other MA Parties under the Merger Agreement) in the Collateral shall have been taken.

          11.   As a condition to the availability of the Bridge Facility, the Lead Arrangers (a) shall have received one or more customary confidential information memoranda and other marketing material customarily used for the syndication of the Bridge Facility and (b) shall have been afforded a reasonable period of time to syndicate the Bridge Facility, which shall be 20 consecutive business days (or such lesser period as the Lead Arrangers shall agree in their sole discretion) from the date of delivery of the confidential information memorandum to the Lenders.

          12.   The Specified Representations shall be true and correct in all material respects. The Purchase Agreement Representations shall be true and correct in all material respects.

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EXHIBIT D

FORM OF SOLVENCY CERTIFICATE
OF
COLONY CAPITAL OPERATING COMPANY, LLC

[                        , 20    ]

1.    I am the [Chief Financial Officer] of Colony Capital Operating Company, LLC, a Delaware limited liability company (the "Borrower").

2.    Reference is made to the Amended and Restated Credit Agreement dated as of March 31, 2016 between the Borrower, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used herein have the meanings set forth in the Credit Agreement.

3.    I have reviewed the terms of the Credit Agreement and the definitions and provisions contained in the Credit Agreement relating thereto, and, in my opinion, have made, or have caused to be made under my supervision, such examination or investigation as is necessary to enable me to express an informed opinion as to the matters referred to herein.

4.    Based upon my review and examination described in paragraph (3) above, I certify that as of the date hereof and after giving effect to the extensions of credit under the Credit Agreement and to the other Transactions, (a) the amount of the "present fair saleable value" of the assets of the Borrower and its Subsidiaries, on a consolidated basis, will, as of the date hereof, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of the Borrower and its Subsidiaries, on a consolidated and going concern basis, will, as of the date hereof, be greater than the amount that will be required to pay the liability of the Borrower and its Subsidiaries, on a consolidated basis, on its debts as such debts become absolute and matured, (c) the Borrower and its Subsidiaries, on a consolidated basis, will not have, as of the date hereof, an unreasonably small amount of capital with which to conduct its business and (d) the Borrower and its Subsidiaries, on a consolidated basis, will be able to pay their debts as they mature (in the case of indebtedness other than Material Existing Debt, in the ordinary course in accordance with their scheduled maturities). For purposes of this certificate, (i) "debt" means liability on a "claim", and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

[Remainder of this page intentionally left blank]

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        IN WITNESS WHEREOF, the undersigned has hereunto signed his name as of the date first set forth above.

By:
Name:
Title:	[Chief Financial Officer]

Solvency Certificate Signature Page

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Annex I

EXECUTION VERSION

VOTING AND SUPPORT AGREEMENT

        This VOTING AND SUPPORT AGREEMENT (this "Agreement") is entered into as of June 2, 2016, by and among NORTHSTAR REALTY FINANCE CORP., a Maryland corporation ("Sirius"), NORTHSTAR ASSET MANAGEMENT GROUP INC., a Delaware corporation ("Polaris"), and each of the persons listed on Schedule A hereto (each, a "Shareholder" and, collectively, the "Shareholders").

W I T N E S S E T H:

        WHEREAS, as of the date of this Agreement, each Shareholder is the record and/or a beneficial owner of the shares of Class A Common Stock and/or Class B Common Stock of COLONY CAPITAL, INC., a Maryland corporation ("Constellation") set forth opposite such Shareholder's name on Schedule A attached hereto (all such Constellation Shares, the "Owned Shares", and together with any Constellation Shares over which a Shareholder acquires record or beneficial ownership after the date hereof, the "Subject Shares");

        WHEREAS, concurrently herewith, NEW POLARIS INC., a Maryland corporation ("New Polaris"), NEW SIRIUS INC., a Maryland corporation and a wholly owned subsidiary of Sirius ("New Sirius"), Sirius, Polaris, Constellation and the other parties signatory thereto are entering into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended from time to time, the "Merger Agreement"), pursuant to which, among other transactions, (a) Polaris will merge with and into New Polaris, with New Polaris being the surviving corporation, (b) New Sirius will merge with and into New Polaris, with New Polaris being the surviving corporation, and (c) Constellation will merge with and into New Polaris, with New Polaris being the surviving corporation (the "Merger" and the effective time of the Merger, the "Effective Time");

        WHEREAS, the Constellation Requisite Vote is the only vote of the holders of any class or series of Constellation's capital stock necessary to adopt the Merger Agreement and approve the Merger; and

        WHEREAS, as a condition to the willingness of New Polaris, Sirius and Polaris to enter into the Merger Agreement, and as inducement and in consideration therefor, Sirius and Polaris have required that each of the Shareholders agrees, and each of the Shareholders has agreed, in his or its capacity as a shareholder of Constellation, to enter into this Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained in this Agreement, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS

        SECTION 1.1    Defined Terms.     For purposes of this Agreement, capitalized terms used in this Agreement that are defined in the Merger Agreement but not in this Agreement shall have the respective meanings ascribed to them in the Merger Agreement.

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        SECTION 1.2    Other Definitions.     For purposes of this Agreement:

          (a)   "Affiliate" means with respect to any person, any other person directly or indirectly, controlling, controlled by, or under common control with, such person, through one or more intermediaries or otherwise; it being understood that for purposes of this Agreement none of Polaris, Sirius or Constellation or any of their respective subsidiaries shall be deemed to be an Affiliate of any Shareholder.

          (b)   "beneficial owner" and "beneficial ownership" with respect to any securities shall be as determined pursuant to Rule 13d-3 under the Exchange Act.

          (c)   "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          (d)   "Shareholder Permitted Liens" means (i) Liens applicable to the Subject Shares that may exist pursuant to securities laws, under Constellation's organizational documents or customary Liens pursuant to the terms of any custody or similar agreement applicable to the Subject Shares held in brokerage accounts and (ii) the rights of the counterparties to that certain Contribution and Implementation Agreement, dated as of December 23, 2014, by and among Constellation and the other parties signatory thereto and each of the other agreements and documents executed by a Shareholder, or with respect to which it is bound as of the date hereof, in connection with the execution and consummation of such Contribution and Implementation Agreement (collectively, the "Contribution Agreement Documents").

          (e)   "Transfer" means any direct or indirect sale, assignment, disposition or other transfer, either voluntary or involuntary, of any capital stock or any interest in any capital stock; provided, that no Transfer shall be deemed to have occurred solely as a result of the entry into, modification of or existence of any bona fide pledge of capital stock in connection with a secured borrowing transaction, the pledgee with respect to which is a Person not an Affiliate of the transferor.

          (f)    "Voting Period" means the period from and including the date of this Agreement through and including the earlier to occur of (a) the Effective Time, and (b) the termination of the Merger Agreement in accordance with its terms.

ARTICLE II
VOTING AGREEMENT AND IRREVOCABLE PROXY

        SECTION 2.1    Agreement to Vote.

          (a)   Each Shareholder hereby agrees that during the Voting Period, at any meeting of the shareholders of Constellation, however called, or at any adjournment or postponement thereof, or in connection with any written consent of the shareholders of Constellation or in any other circumstances upon which a vote, consent or other approval of all or some of the shareholders of Constellation is sought with respect to the matters described in this Section 2.1, each Shareholder shall vote (or cause to be voted), or execute (or cause to be executed) consents with respect to, as applicable, all of the Subject Shares as of the applicable record date (x) in favor of the adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement, and (y) against each of the

II-I-2

  matters set forth in clauses (i), (ii) and (iii) below, whether such vote or consent is required or requested pursuant to applicable Law or otherwise:

              (i)  any Constellation Acquisition Proposal, in each case, other than the Merger and the other transactions contemplated by the Merger Agreement and other than the Merger Agreement;

             (ii)  any action, proposal, transaction or agreement that would, or would be reasonably expected to, result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of Constellation contained in the Merger Agreement or of such Shareholder contained in this Agreement; and

            (iii)  any action, proposal, transaction or agreement involving Constellation or any of its Subsidiaries that would, or would reasonably be expected to, prevent, impede, frustrate, interfere with, delay, postpone or adversely affect the consummation of the Merger or the other transactions contemplated by the Merger Agreement or the performance by such Shareholder of its obligations under this Agreement.

          (b)   With respect to any meeting of the shareholders of Constellation held during the Voting Period, each Shareholder shall, or shall cause the holder of record of its Subject Shares beneficially owned by such Shareholder on any applicable record date to, appear at such meeting or otherwise cause its Subject Shares to be counted as present thereat for purposes of establishing a quorum. Any vote required to be cast or consent required to be executed pursuant to this Section 2.1 shall be cast or executed in accordance with the applicable procedures relating thereto so as to ensure that it is duly counted for purposes of recording the results of that vote or consent.

          (c)   Except as explicitly set forth in this Section 2.1, nothing in this Agreement shall limit the right of a Shareholder to vote (or cause to be voted), including by proxy or written consent, if applicable, in favor of, or against or to abstain with respect to, any matters presented to the shareholders of Constellation.

        SECTION 2.2    Grant of Irrevocable Proxy.     Each Shareholder hereby irrevocably appoints Polaris and Sirius (and any of their respective designees) collectively as such Shareholder's proxy, with full power of substitution and resubstitution, to attend all meetings of stockholders of Constellation (or any postponement or adjournment thereof) and to vote or execute consents during the Voting Period (it being understood that any action taken as such Shareholder's proxy must be made jointly by Polaris and Sirius (or any their respective designees)), with respect to such Shareholder's Subject Shares as of the applicable record date, in each case solely to the extent and in the manner specified in Section 2.1 (the "Proxy Matters") and solely to the extent such Shareholder has not voted (or caused to be voted) or executed (or caused to be executed) consents with respect to, as applicable, all of the Subject Shares in the manner specified in Section 2.1 at least five (5) Business Days prior to the date of the applicable shareholder meeting, written consent or other circumstances upon which a vote, consent or other approval of all or some of the shareholders of Constellation is sought. This proxy is given to secure the performance of the duties of such Shareholder under this Agreement. Such Shareholder shall not directly or indirectly grant any person any proxy (revocable or

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irrevocable), power of attorney or other authorization with respect to any of its Subject Shares that is inconsistent with Section 2.1 or this Section 2.2. It is expressly agreed that the proxy granted herein shall survive beyond the eleventh month after the date hereof to the extent the Voting Period is still in effect.

        SECTION 2.3    Nature of Irrevocable Proxy.     The proxy granted pursuant to Section 2.2 by each Shareholder shall be irrevocable during the Voting Period, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by such Shareholder with regard to such Shareholder's Subject Shares in respect of the Proxy Matters, and such Shareholder acknowledges that the proxy constitutes an inducement for New Polaris, Polaris and Sirius to enter into the Merger Agreement. The proxy granted by each Shareholder is a durable proxy and shall survive the bankruptcy, dissolution, death or incapacity of such Shareholder. The proxy granted hereunder shall terminate only upon the expiration of the Voting Period.

ARTICLE III
COVENANTS

        SECTION 3.1    Restriction on Transferring Subject Securities.

          (a)   Subject to Section 3.1(b), each Shareholder agrees that such Shareholder shall not, during the period from and including the date of this Agreement through and including the earlier to occur of (i) the date the Constellation Requisite Vote shall have been obtained and (ii) the termination of the Merger Agreement in accordance with its terms, Transfer, or cause or permit the Transfer of, any or all of such Shareholder's Subject Shares, or any voting rights with respect thereto.

          (b)   The restrictions set forth in Section 3.1(a) shall not apply to:

              (i)  any Transfer of Subject Shares that is approved in writing by Polaris and Sirius;

             (ii)  in the case of any Shareholder that is a natural person, any Transfer of Subject Shares by will or the laws of intestacy;

            (iii)  the Transfer of Subject Shares as a bona fide gift or gifts;

            (iv)  the Transfer of some or all Subject Shares to any trust, partnership, corporation or limited liability company established and held for the direct or indirect benefit of the Shareholder or his family members;

             (v)  the Transfer of some or all Subject Shares to Constellation to satisfy any indemnification obligations of the Shareholder under the Contribution Agreement Documents;

            (vi)  the Transfer of a number of Subject Shares sufficient for the Shareholder to realize an amount of cash on an after-tax basis equal to any and all taxes that apply to the issuance or vesting of any Subject Shares or options, warrants or other rights to acquire additional Constellation Shares; and

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           (vii)  the conversion of shares of Class B Common Stock into shares of Class A Common Stock.

  provided that, in the case of Transfers described in clauses (i) – (iv) of this Section 3.1(b), the transferee shall concurrently with such Transfer execute a customary joinder in form and substance reasonably satisfactory to Polaris and Sirius agreeing to be a "Shareholder" hereunder (if such transferee is not already a party to this Agreement) and to perform all obligations as a Shareholder pursuant to this Agreement with respect to the Subject Shares.

          (c)   Each Shareholder agrees with, and covenants to, Polaris and Sirius that such Shareholder shall not request that Constellation register the Transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any or all of the Shareholder's Subject Shares, unless such Transfer is made in compliance with this Agreement.

          (d)   Any Transfer or attempted Transfer of Subject Shares or voting rights with respect thereto in violation of this Section 3.1 shall, to the fullest extent permitted by Law, be null and void ab initio.

        SECTION 3.2    No Shop Obligations of Each Shareholder.     Each Shareholder shall, and each Shareholder shall direct each of its Representatives to, immediately cease and cause to be terminated any discussions or negotiations with any person conducted heretofore with respect to any Constellation Acquisition Proposal, in each case, other than the Merger and the other transactions contemplated by the Merger Agreement and other than the Merger Agreement. Each Shareholder agrees that, during the Voting Period, the Shareholder shall not, and such Shareholder shall direct its Representatives acting on its behalf not to, directly or indirectly, take any action, in its or their capacity as a shareholder of Constellation, that would constitute a breach of Section 6.03 of the Merger Agreement assuming that, solely for purposes of this Section 3.2, the Shareholder was a Representative of Constellation. Notwithstanding anything to the contrary, solely to the extent Constellation is permitted to take certain actions set forth in Section 6.03 of the Merger Agreement with respect to a Constellation Acquisition Proposal, each Shareholder and its Representatives will be free to participate in any discussions or negotiations regarding such Constellation Acquisition Proposal, provided that (x) such Shareholder has not breached this Section 3.2 and (y) such action by such Shareholder and its Representatives would be permitted to be taken by Constellation pursuant to Section 6.03 of the Merger Agreement.

ARTICLE IV
GENERAL COVENANTS

        SECTION 4.1    General Covenants.     Each Shareholder agrees that such Shareholder shall not:

          (a)   enter into any agreement, commitment, letter of intent, agreement in principle or understanding with any person or take any other action that violates or conflicts with such Shareholder's covenants and obligations under this Agreement; or

          (b)   take any action that restricts or otherwise adversely affects such Shareholder's legal power, authority and right to comply with and perform such Shareholder's covenants and obligations under this Agreement.

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        SECTION 4.2    Additional Shares.     Each Shareholder agrees that any additional Subject Shares beneficial ownership of which is acquired by such Shareholder during the Voting Period shall automatically become subject to the terms of this Agreement and shall constitute Subject Shares for all purposes of this Agreement.

        SECTION 4.3    Cooperation.     Each Shareholder shall reasonably cooperate with Sirius, Polaris and Constellation in connection with Sirius', Polaris' and Constellation's efforts to make any necessary filings and submissions with, and obtain any necessary consents, approvals, waivers and authorizations of, and actions or nonactions by, any Governmental Authority or any third party necessary to be made in connection with the transactions contemplated by the Merger Agreement, and shall provide to Sirius, Polaris and/or Constellation reasonably promptly any information regarding such Shareholder and its Affiliates as shall be reasonably requested by Sirius, Polaris or Constellation in connection with such efforts. Each Shareholder shall make as promptly as practicable all necessary filings and submissions required to be made by it with any Governmental Authority in connection with the transactions contemplated by the Merger Agreement.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

        Each Shareholder hereby represents and warrants to Sirius and Polaris as follows:

        SECTION 5.1    Authorization; Enforceability.     Such Shareholder has all necessary legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by such Shareholder and, assuming it has been duly and validly authorized, executed and delivered by the other parties hereto, constitutes a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, except to the extent that enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity.

        SECTION 5.2    Ownership of Subject Shares.     As of the date hereof, such Shareholder does not own, beneficially or of record, any Constellation Shares or any other securities of Constellation, including but not limited to any options, warrants or other rights (excluding interests in Colony Capital Operating Company, LLC) to acquire any additional Constellation Shares or any security exercisable for or convertible into Constellation Shares, other than such Shareholder's Owned Shares listed opposite such Shareholder's name on Schedule A attached hereto. Such Shareholder is the sole record holder and/or beneficial owner of all of such Shareholder's Subject Shares, free and clear of all Liens, including any restriction on the right to vote or otherwise transfer such Subject Shares, other than the Shareholder Permitted Liens, and except as provided under this Agreement, including, without limitation, pledges contemplated by the terms of this Agreement, or pursuant to any applicable restrictions on transfer under the Securities Act.

        SECTION 5.3    Power to Vote Shares.     Such Shareholder has sole voting power, sole power to issue instructions with respect to the matters set forth in this Agreement, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of

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such Shareholder's Subject Shares, with no limitations, qualifications, or restrictions on such rights, subject only to applicable securities laws and the terms of this Agreement. Any proxies granted by such Shareholder in respect of any or all of its Owned Shares prior to and including the date hereof (except as set forth herein) have been revoked.

        SECTION 5.4    No Conflicts.     Except as set forth in the Merger Agreement (including, without limitation, filings as may be required under applicable securities laws) and except for any filing required under Section 13 or Section 16 under the Exchange Act, and except for all necessary filings and submissions required to be made by a Shareholder with any Governmental Authority in connection with the transactions contemplated by the Merger Agreement, (x) no filing with, and no permit, authorization, consent or approval of, any Governmental Authority or any other person is necessary for the execution of this Agreement by such Shareholder and the performance by such Shareholder of its obligations hereunder, and (y) none of the execution and delivery of this Agreement by such Shareholder, or the consummation by such Shareholder of the transactions contemplated by this Agreement or compliance by such Shareholder with any of the provisions of this Agreement shall (i) conflict with or result in any breach of the organizational documents, if applicable, of such Shareholder, (ii) result in, give rise to or constitute a violation or breach of or a default (or any event which with notice or lapse of time or both would become a violation, breach or default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the Subject Shares pursuant to, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, contract, lease, license, permit, agreement, commitment, arrangement, understanding, or other obligation of any kind to which such Shareholder is a party or by which such Shareholder or any of its Subject Shares are bound, or (iii) violate any applicable law, rule, regulation, order, judgment, or decree applicable to such Shareholder, except for in each case under clauses (i) and (ii) as would not impair such Shareholder's ability to perform its obligations under this Agreement.

        SECTION 5.5    Acknowledgement.     Such Shareholder understands and acknowledges that Polaris and Sirius are entering into the Merger Agreement in reliance upon such Shareholder's execution, delivery and performance of this Agreement.

ARTICLE VI
REPRESENTATIONS AND WARRANTIES OF POLARIS AND SIRIUS

        Each of Sirius and Polaris hereby, severally and not jointly, represents and warrants to each Shareholder as follows:

        SECTION 6.1    Authorization.     Such entity has all necessary legal capacity, corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by such entity and, assuming it has been duly and validly executed and delivered by the other parties hereto, constitutes a legal, valid and binding obligation of such entity, enforceable against such entity in accordance with the terms of this Agreement, except to the extent that enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity.

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        SECTION 6.2    No Conflicts.     Except as set forth in the Merger Agreement (including, without limitation, filings as may be required under applicable securities laws), (x) no filing with, and no permit, authorization, consent or approval of, any Governmental Authority or any other person is necessary for the execution of this Agreement by such entity and the performance by such entity of its obligations hereunder, and (y) none of the execution and delivery of this Agreement by such entity, or the consummation by such entity of the transactions contemplated by this Agreement or compliance by such entity with any of the provisions of this Agreement shall (i) conflict with or result in any breach of the organizational documents of such entity, (ii) conflict with, result in any violation of, require any consent under or constitute a default (whether with notice or lapse of time or both) under any of the terms, conditions or provisions of any note, contract, lease, license, permit, agreement, commitment, arrangement, understanding, mortgage, bond, indenture, or other obligation of any kind to which such entity is a party or by which such entity or any of its properties is bound; or (iii) violate any judgment, order, injunction, decree or award of any court, administrative agency or other Governmental Authority that is binding on such entity or any of its properties, except for in each case under clauses (i) through (iii) as would not impair the ability of such party to perform its obligations under this Agreement.

ARTICLE VII
TERMINATION

        SECTION 7.1    This Agreement and all obligations of the parties hereunder shall automatically terminate upon the expiration of the Voting Period. Upon the termination of this Agreement, none of the parties hereto shall have any rights or obligations hereunder and this Agreement shall become null and void and have no effect; provided, however, that this Section 7.1, Section 8.2 and Sections 8.6 through 8.14 shall survive termination of this Agreement. Notwithstanding the foregoing, termination of this Agreement shall not relieve any party from any liability, or prevent any party from seeking any remedies (at law or in equity) against any other party, for that party's breach of any of its representations, warranties, covenants or obligations under this Agreement prior such termination.

ARTICLE VIII
MISCELLANEOUS

        SECTION 8.1    No Agreement as Director or Officer.     Notwithstanding any provision of this Agreement to the contrary, the Shareholders have entered into this Agreement solely in their capacity as shareholders of Constellation, and nothing in this Agreement (a) shall limit, restrict or otherwise affect any Shareholder, in his or her capacity as a director or officer of Constellation or any of its Subsidiaries (if applicable) from acting in such capacity or voting in such capacity in his or her sole discretion on any matter, including causing Constellation or any of its Subsidiaries to exercise rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement, or (b) shall be construed to prohibit, limit or restrict any Shareholder, in his or her capacity as a director or officer of Constellation or any of its Subsidiaries (if applicable), from exercising such Shareholder's fiduciary duties as a director or officer to Constellation or any of its Subsidiaries or any of their respective shareholders.

        SECTION 8.2    Publication.     Each Shareholder hereby consents to and authorizes New Polaris, Sirius, Polaris and/or Constellation to publish and disclose in any and all applicable

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filings with the SEC or any other Governmental Authority, and any other announcements, disclosures or filings required by applicable Law such Shareholder's identity and ownership of Constellation Shares and the nature of such Shareholder's commitments, arrangements and understandings pursuant to this Agreement and/or the Merger Agreement; provided that Sirius and Polaris (as applicable) shall give each Shareholder and its legal counsel a reasonable opportunity to review and comment on such publications or disclosures prior to being made public.

        SECTION 8.3    Amendments, Waivers, etc.     This Agreement may be amended by an instrument in writing signed on behalf of Polaris, Sirius and each of the Shareholders that would be bound by such amendment. Any agreement on the part of any party hereto to any waiver of compliance with any representations, warranties, covenants or agreements contained in this Agreement shall be valid only if set forth in a written instrument signed on behalf of such party. The waiver by any party of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder. Any party may, subject to applicable Law, make or grant any consent under this Agreement.

        SECTION 8.4    Enforcement of Agreement; Specific Performance.     Each party hereto acknowledges and agrees that the others would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached and that any non-performance, breach or threatened breach of this Agreement by any party could not be adequately compensated by monetary damages alone and that the other parties would not have any adequate remedy at law. Accordingly, each party hereto shall be entitled (in addition to any other remedy that may be available to it whether in law or equity, including monetary damages) to seek and obtain (a) enforcement of any provision of this Agreement by a decree or order of specific performance and (b) a temporary, preliminary and/or permanent injunction to prevent breaches or threatened breaches of any provisions of this Agreement without posting any bond or undertaking. Each party further agrees it shall not object to the granting of injunctive or other equitable relief on the basis that there exists adequate remedy at law. Each party hereby expressly further waives (i) any defense in any action for specific performance that a remedy at law would be adequate or that an award of specific performance is not an appropriate remedy for any reason at law or in equity and (ii) any requirement under any Law to post security as a prerequisite to obtaining equity relief. Each party agrees that the other parties' initial choice of remedy will be to seek specific performance of this Agreement in accordance with its terms. If a court of competent jurisdiction denies such relief, a non-breaching party may seek alternative remedies, including damages in the same or another proceeding.

        SECTION 8.5    Notices.     All notices, requests and other communications given or made under this Agreement must be in writing and will be deemed given if personally delivered, facsimile transmitted (with confirmation) or mailed by registered or certified mail (return receipt requested) to the persons and addresses set forth below or such other place as such party may specify by like notice (provided that notices of a change of address will be effective only upon receipt thereof).

          (a)   If to Sirius, addressed to it at:

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        c/o NorthStar Realty Finance Corp.
        399 Park Avenue
        18th Floor
        New York, New York 10022
        Attention: General Counsel
        Email: rlieberman@nrfc.com

        with copies (which shall not constitute notice) to:

        Vinson & Elkins L.L.P.
        7400 Beaufont Springs Drive
        Suite 300
        Richmond, VA 23225
        Attention: Daniel M. LeBey
        Facsimile: (804) 479-8286
        Email: dlebey@velaw.com

        and

        Venable LLP
        750 East Pratt Street, Suite 900
        Baltimore, MD 21202
        Attention: Michael D. Schiffer
        Facsimile: (410) 244-7742
        Email: mdschiffer@venable.com

          (b)   If to Polaris, addressed to it at:

        c/o NorthStar Asset Management Group Inc.
        399 Park Avenue
        18th Floor
        New York, New York 10022
        Attention: General Counsel
        Email: rlieberman@nsamgroup.com
        Facsimile: (212) 547-2704

        with a copy (which shall not constitute notice) to:

        Sullivan & Cromwell LLP
        125 Broad Street
        New York, NY 10004-2498
        Attention: Mitchell S. Eitel
                           Robert W. Downes
        Facsimile: (212) 291-9046
                           (212) 291-9043
        Email: eitelm@sullcrom.com
                    downesr@sullcrom.com

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        with a copy (which shall not constitute notice) to:

        Fried, Frank, Harris, Shriver and Jacobson, LLP
        One New York Plaza
        New York, NY 10004-1980
        Attention: Steven G. Scheinfeld
                           Philip Richter
        Facsimile: (212) 859-4000
        Email: steven.scheinfeld@friedfrank.com
                    philip.richter@friedfrank.com

          (c)   If to any Shareholder, addressed to it at the address set forth below such Shareholder's signature hereto:

          (d)   In each case, with copies to Constellation:

        Colony Capital, Inc.
        515 S. Flower Street, 44th Floor
        Los Angeles, CA 90071
        Attention: Director—Legal
        Email: ColonyLegal@colonyinc.com

        Ronald M. Sanders
        Colony Capital, Inc.
        712 Fifth Avenue, 35th Floor
        New York, New York 10019
        Phone: 212-230-3306
        Fax: 646-837-5321
        E-Mail: rsanders@colonyinc.com

        and

        Willkie Farr & Gallagher LLP
        787 Seventh Avenue
        New York, NY 10019
        Attention: Thomas M. Cerabino
        Adam M. Turteltaub
        Facsimile: (212) 728-9208
        (212) 728-9129
        Email: tcerabino@willkie.com
        aturteltaub@willkie.com

or, in each case, to that other address as any party shall specify by written notice so given, and notice shall be deemed to have been delivered as of the date so telecommunicated or personally delivered. Notices will be deemed to have been received (x) on the date of receipt if (i) personally delivered or (ii) upon receipt of an appropriate electronic answerback or confirmation when so delivered by fax (to such number specified above or another number or

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numbers as such person may subsequently designate by notice given hereunder only if followed by overnight or hand delivery) or (y) on the date five (5) business days after dispatch by registered or certified mail.

        SECTION 8.6    Headings; Titles.     When a reference is made in this Agreement to Articles, Sections or Schedules, such reference shall be to an Article or Section of or Schedule to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." This Agreement shall not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable Law.

        SECTION 8.7    Severability.     Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of this invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. Upon determination that any term or other provision is invalid or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement as to affect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

        SECTION 8.8    Entire Agreement.     This Agreement (together with the Merger Agreement, to the extent referred to in this Agreement, and any documents delivered by the parties in connection herewith), constitutes the entire agreement among the parties with respect to the subject matter of this Agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter of this Agreement.

        SECTION 8.9    Assignment; Binding Effect; No Third Party Beneficiaries; Further Action.     Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties; provided that each of Polaris and Sirius may assign its rights, interests or obligations hereunder to one or more of its Subsidiaries. This Agreement shall be binding upon and shall inure to the benefit of Polaris and Sirius and their respective successors and assigns and shall be binding upon the Shareholders and the Shareholders' successors, assigns, permitted transferees, heirs, executors and administrators. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person (other than, in the case of Polaris and Sirius, their respective successors and assigns and, in the case of the Shareholders, the Shareholders' successors, assigns, permitted transferees, heirs, executors and administrators) any rights, remedies, obligations or liabilities under or by reason of this Agreement; provided, however, that Constellation and its successors and assigns, shall be express third party beneficiaries hereof. Each of the Shareholders, Sirius and Polaris shall take any further action and execute any other instruments as may be reasonably requested by the other parties to this Agreement to effectuate the intent of this Agreement.

        SECTION 8.10    Mutual Drafting.     Each party has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the

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parties. This Agreement shall not be deemed to have been prepared or drafted by any one party or another or any party's attorneys.

        SECTION 8.11    Governing Law and Consent to Jurisdiction.     The execution, interpretation, and performance of this Agreement shall be governed by the laws of the State of New York without giving effect to any conflict of laws provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any other jurisdiction other than the State of New York. EACH PARTY HERETO, TO THE EXTENT IT MAY LAWFULLY DO SO, HEREBY SUBMITS TO THE JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AS WELL AS TO THE JURISDICTION OF ALL COURTS FROM WHICH AN APPEAL MAY BE TAKEN OR OTHER REVIEW SOUGHT FROM THE AFORESAID COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF SUCH PARTY'S OBLIGATIONS UNDER OR WITH RESPECT TO THIS AGREEMENT OR ANY OF THE AGREEMENTS, INSTRUMENTS OR DOCUMENTS CONTEMPLATED HEREBY (OTHER THAN THE CONFIDENTIALITY AGREEMENTS), AND EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE AS TO VENUE IN ANY OF SUCH COURTS. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THEM AGAINST THE OTHER PARTIES ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH, OR THE ADMINISTRATION THEREOF OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN. NO PARTY TO THIS AGREEMENT SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS AGREEMENT OR ANY RELATED INSTRUMENTS OR THE RELATIONSHIP BETWEEN THE PARTIES. NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCUSSED BY THE PARTIES, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

        SECTION 8.12    Counterparts; Facsimiles.     This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that each party need not sign the same counterpart.

        SECTION 8.13    Liability.     The rights and obligations of each of the Shareholders under this Agreement shall be several and not joint. All references to actions to be taken by the Shareholders, or representations and warranties to be made, under this Agreement refer to actions to be taken or representations and warranties to be made by Shareholders acting severally and not jointly. Except for any liability for claims, losses, damages, liabilities or other obligations arising out of a Shareholder's failure to perform its obligations hereunder, the parties

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agree that no Shareholder (in its capacity as a Shareholder of Constellation) will be liable for claims, losses, damages, liabilities or other obligations resulting from or relating to the Merger Agreement, including any breach by Constellation of the Merger Agreement, and that Constellation shall not be liable for claims, losses, damages, liabilities or other obligations resulting from or related to any Shareholder's failure to perform its obligations hereunder.

        SECTION 8.14    No Ownership Interest.     Nothing contained in this Agreement shall be deemed to vest in any other person any direct or indirect ownership or incident of ownership of or with respect to any Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to the holder thereof, and no other person shall have any authority to exercise any power or authority to direct any Shareholder in the voting of any of the Subject Shares except as provided in this Agreement.

(Signature pages follow)

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        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

NORTHSTAR ASSET MANAGEMENT GROUP INC.
By:	/s/ Ronald J. Lieberman
Name:	Ronald J. Lieberman
Title:	Executive Vice President, General Counsel and Secretary

Signature Page to Voting and Support Agreement

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NORTHSTAR REALTY FINANCE CORP.
By:	/s/ Jonathan A. Langer
Name:	Jonathan A. Langer
Title:	Chief Executive Officer

Signature Page to Voting and Support Agreement

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SHAREHOLDERS:
THOMAS J BARRACK JR TRUSTEE U/D/T DATED 03/15/90 FBO THE BARRACK FAMILY
By:	/s/ Thomas J Barrack Jr
Name:	Thomas J Barrack Jr
Title:	Trustee
Address:
Thomas J Barrack Jr Trustee U/D/T Dated 03/15/90 FBO The Barrack Family c/o Colony Capital, Inc. 515 South Flower Street, 44th Floor Los Angeles, CA 90071
with a copy (which shall not constitute notice) to:
Akin Gump Strauss Hauer & Feld 2029 Century Park East, 22nd Floor Los Angeles, CA 90067 Attention: Frank Reddick Facsimile: (310) 229-1001 Email: freddick@akingump.com]

Signature Page to Voting and Support Agreement

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RICHARD B. SALTZMAN
By:	/s/ Richard B. Saltzman
Address:
Richard B. Saltzman c/o Colony Capital, Inc. 712 5th Avenue New York, NY 10019

Signature Page to Voting and Support Agreement

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Schedule A
Ownership Information

Shareholder	Number of Shares of Constellation Class A Common Stock	Number of Shares of Constellation Class B Common Stock

THOMAS J BARRACK JR TRUSTEE U/D/T DATED 03/15/90 FBO THE BARRACK FAMILY c/o Colony Capital, Inc. 515 South Flower Street, 44th Floor Los Angeles, CA 90071	782,834	527,131

RICHARD B. SALTZMAN c/o Colony Capital, Inc. 712 5th Avenue New York, NY 10019	1,834,457	0

Schedule A

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Annex J
EXECUTION VERSION

VOTING AND SUPPORT AGREEMENT

        This VOTING AND SUPPORT AGREEMENT (this "Agreement") is entered into as of June 2, 2016, by and among COLONY CAPITAL, INC., a Maryland corporation ("Constellation") and each of the persons listed on Schedule A hereto (each, a "Shareholder" and, collectively, the "Shareholders").

W I T N E S S E T H:

        WHEREAS, as of the date of this Agreement, each Shareholder is the record and/or a beneficial owner of the shares of common stock of NORTHSTAR REALTY FINANCE CORP., a Maryland corporation ("Sirius") and the record and/or a beneficial owner of the shares of common stock of NORTHSTAR ASSET MANAGEMENT GROUP INC., a Delaware corporation ("Polaris") set forth opposite such Shareholder's name on Schedule A attached hereto (all such Sirius Shares and Polaris Shares, the "Owned Shares", and together with any Sirius Shares and Polaris Shares over which a Shareholder acquires record or beneficial ownership after the date hereof, the "Subject Shares");

        WHEREAS, concurrently herewith, NEW POLARIS INC., a Maryland corporation ("New Polaris"), NEW SIRIUS INC., a Maryland corporation and a wholly owned subsidiary of Sirius ("New Sirius"), Sirius, Polaris, Constellation and the other parties signatory thereto are entering into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended from time to time, the "Merger Agreement"), pursuant to which, among other transactions, (a) Polaris will merge with and into New Polaris, with New Polaris being the surviving corporation (the "First Merger" and the effective time of the First Merger, the "First Effective Time"), (b) New Sirius will merge with and into New Polaris, with New Polaris being the surviving corporation (the "Second Merger" and together with the First Merger, the "Mergers" and the effective time of the Second Merger, the "Second Effective Time"), and (c) Constellation will merge with and into New Polaris, with New Polaris being the surviving corporation;

        WHEREAS, the Sirius Requisite Vote is the only vote of the holders of any class or series of Sirius' capital stock necessary to adopt the Merger Agreement and approve the Second Merger;

        WHEREAS, the Polaris Requisite Vote is the only vote of the holders of any class or series of Polaris' capital stock necessary to adopt the Merger Agreement and to approve the First Merger, the Polaris Sirius Stock Issuance and the Polaris Constellation Stock Issuance; and

        WHEREAS, as a condition to the willingness of Constellation to enter into the Merger Agreement, and as inducement and in consideration therefor, Constellation has required that each of the Shareholders agrees, and each of the Shareholders has agreed, in his or its capacity as a shareholder of Sirius or Polaris, respectively, to enter into this Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained in this Agreement, the parties, intending to be legally bound, hereby agree as follows:

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 ARTICLE I
DEFINITIONS

        SECTION 1.1    Defined Terms.     For purposes of this Agreement, capitalized terms used in this Agreement that are defined in the Merger Agreement but not in this Agreement shall have the respective meanings ascribed to them in the Merger Agreement.

        SECTION 1.2    Other Definitions.     For purposes of this Agreement:

          (a)   "Affiliate" means with respect to any person, any other person directly or indirectly, controlling, controlled by, or under common control with, such person, through one or more intermediaries or otherwise; it being understood that for purposes of this Agreement none of Polaris, Sirius or Constellation or any of their respective subsidiaries shall be deemed to be an Affiliate of any Shareholder.

          (b)   "beneficial owner" and "beneficial ownership" with respect to any securities shall be as determined pursuant to Rule 13d-3 under the Exchange Act.

          (c)   "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          (d)   "Shareholder Permitted Liens" means Liens applicable to the Subject Shares that may exist pursuant to securities laws, under Sirius' or Polaris' respective organizational documents or customary Liens pursuant to the terms of any custody or similar agreement applicable to the Subject Shares held in brokerage accounts.

          (e)   "Transfer" means any direct or indirect sale, assignment, disposition or other transfer, either voluntary or involuntary, of any capital stock or any interest in any capital stock; provided, that no Transfer shall be deemed to have occurred solely as a result of the entry into, modification of or existence of any bona fide pledge of capital stock in connection with a secured borrowing transaction, the pledgee with respect to which is a Person not an Affiliate of the transferor.

          (f)    "Polaris Shares" means shares of Polaris Common Stock.

          (g)   "Voting Period" means the period from and including the date of this Agreement through and including the earlier to occur of (a) the Second Effective Time, and (b) the termination of the Merger Agreement in accordance with its terms.

ARTICLE II
VOTING AGREEMENT AND IRREVOCABLE PROXY

        SECTION 2.1    Agreement to Vote.

          (a)   Each Shareholder hereby agrees that during the Voting Period, at any meeting of the shareholders of Sirius or Polaris respectively, however called, or at any adjournment or postponement thereof, or in connection with any written consent of the shareholders of Sirius or Polaris or in any other circumstances upon which a vote, consent or other approval of all or some of the shareholders of Sirius or Polaris is sought with respect to the matters described in this Section 2.1, each Shareholder shall vote (or cause to be voted), or execute

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(or cause to be executed) consents with respect to, as applicable, all of the Subject Shares as of the applicable record date (x) in favor of the adoption of the Merger Agreement and approval of the applicable Merger and the other transactions contemplated by the Merger Agreement, including the Polaris Sirius Stock Issuance and the Polaris Constellation Stock Issuance, and (y) against each of the matters set forth in clauses (i), (ii) and (iii) below, whether such vote or consent is required or requested pursuant to applicable Law or otherwise:

              (i)  any Sirius Acquisition Proposal or any Polaris Acquisition Proposal, in each case, other than the other transactions contemplated by the Merger Agreement and other than the Merger Agreement;

             (ii)  any action, proposal, transaction or agreement that would, or would be reasonably expected to, result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of Sirius or Polaris contained in the Merger Agreement or of such Shareholder contained in this Agreement; and

            (iii)  any action, proposal, transaction or agreement involving Sirius or Polaris or any of their respective Subsidiaries that would, or would reasonably be expected to, prevent, impede, frustrate, interfere with, delay, postpone or adversely affect the consummation of the applicable Merger or the other transactions contemplated by the Merger Agreement or the performance by such Shareholder of its obligations under this Agreement.

          (b)   With respect to any meeting of the shareholders of Sirius or Polaris held during the Voting Period, each Shareholder shall, or shall cause the holder of record of its Subject Shares beneficially owned by such Shareholder on any applicable record date to, appear at such meeting or otherwise cause its Subject Shares to be counted as present thereat for purposes of establishing a quorum. Any vote required to be cast or consent required to be executed pursuant to this Section 2.1 shall be cast or executed in accordance with the applicable procedures relating thereto so as to ensure that it is duly counted for purposes of recording the results of that vote or consent.

          (c)   Except as explicitly set forth in this Section 2.1, nothing in this Agreement shall limit the right of a Shareholder to vote (or cause to be voted), including by proxy or written consent, if applicable, in favor of, or against or to abstain with respect to, any matters presented to the shareholders of Sirius or Polaris, respectively.

        SECTION 2.2    Grant of Irrevocable Proxy.     Each Shareholder hereby irrevocably appoints Constellation (and any of its respective designees) as such Shareholder's proxy, with full power of substitution and resubstitution, to attend all meetings of stockholders of Polaris or Sirius, respectively (or any postponement or adjournment thereof) and to vote or execute consents during the Voting Period, with respect to such Shareholder's Subject Shares as of the applicable record date, in each case solely to the extent and in the manner specified in Section 2.1 (the "Proxy Matters") and solely to the extent such Shareholder has not voted (or caused to be voted) or executed (or caused to be executed) consents with respect to, as applicable, all of the Subject Shares in the manner specified in Section 2.1 at least five (5) Business Days prior to the

II-J-3

date of the applicable shareholder meeting, written consent or other circumstances upon which a vote, consent or other approval of all or some of the shareholders of Sirius or Polaris, respectively, is sought. This proxy is given to secure the performance of the duties of such Shareholder under this Agreement. Such Shareholder shall not directly or indirectly grant any person any proxy (revocable or irrevocable), power of attorney or other authorization with respect to any of its Subject Shares that is inconsistent with Section 2.1 or this Section 2.2. It is expressly agreed that the proxy granted herein shall survive beyond the eleventh month after the date hereof to the extent the Voting Period is still in effect.

        SECTION 2.3    Nature of Irrevocable Proxy.     The proxy granted pursuant to Section 2.2 by each Shareholder shall be irrevocable during the Voting Period, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by such Shareholder with regard to such Shareholder's Subject Shares in respect of the Proxy Matters, and such Shareholder acknowledges that the proxy constitutes an inducement for Constellation to enter into the Merger Agreement. The proxy granted by each Shareholder is a durable proxy and shall survive the bankruptcy, dissolution, death or incapacity of such Shareholder. The proxy granted hereunder shall terminate only upon the expiration of the Voting Period.

ARTICLE III
COVENANTS

        SECTION 3.1    Restriction on Transferring Subject Securities.

          (a)   Subject to Section 3.1(b), each Shareholder agrees that such Shareholder shall not, (A) with respect to the Sirius Subject Securities, during the period from and including the date of this Agreement through and including the earlier to occur of (i) the date the Sirius Requisite Vote shall have been obtained and (ii) the termination of the Merger Agreement in accordance with its terms, and (B) with respect to the Polaris Subject Securities, during the period from and including the date of this Agreement through and including the earlier to occur of (i) the date the Polaris Requisite Vote shall have been obtained and (ii) the termination of the Merger Agreement in accordance with its terms, Transfer, or cause or permit the Transfer of, any or all of such Shareholder's applicable Subject Shares, or any voting rights with respect thereto.

          (b)   The restrictions set forth in Section 3.1(a) shall not apply to:

              (i)  any Transfer of Subject Shares that is approved in writing by Constellation;

             (ii)  in the case of any Shareholder that is a natural person, any Transfer of Subject Shares by will or the laws of intestacy;

            (iii)  the Transfer of Subject Shares as a bona fide gift or gifts;

            (iv)  the Transfer of some or all Subject Shares to any trust, partnership, corporation or limited liability company established and held for the direct or indirect benefit of the Shareholder or his family members;

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             (v)  the Transfer of a number of Subject Shares sufficient for the Shareholder to realize an amount of cash on an after-tax basis equal to any and all taxes that apply to the issuance or vesting of any Subject Shares or options, warrants or other rights to acquire additional Polaris Shares or Sirius Shares; and

            (vi)  the conversion of shares of Polaris Performance Common Stock into shares of Polaris Common Stock.

provided that, in the case of Transfers described in clauses (i) - (v) of this Section 3.1(b), the transferee shall concurrently with such Transfer execute a customary joinder in form and substance reasonably satisfactory to Constellation agreeing to be a "Shareholder" hereunder (if such transferee is not already a party to this Agreement) and to perform all obligations as a Shareholder pursuant to this Agreement with respect to the Subject Shares.

          (c)   Each Shareholder agrees with, and covenants to, Constellation that such Shareholder shall not request that Sirius or Polaris register the Transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any or all of the Shareholder's Subject Shares, unless such Transfer is made in compliance with this Agreement.

          (d)   Any Transfer or attempted Transfer of Subject Shares or voting rights with respect thereto in violation of this Section 3.1 shall, to the fullest extent permitted by Law, be null and void ab initio.

        SECTION 3.2    No Shop Obligations of Each Shareholder.     Each Shareholder shall, and each Shareholder shall direct each of its Representatives to, immediately cease and cause to be terminated any discussions or negotiations with any person conducted heretofore with respect to any Sirius Acquisition Proposal or Polaris Acquisition Proposal, in each case, other than the transactions contemplated by the Merger Agreement and other than the Merger Agreement. Each Shareholder agrees that, during the Voting Period, the Shareholder shall not, and such Shareholder shall direct its Representatives acting on its behalf not to, directly or indirectly, take any action, in its or their capacity as a shareholder of Sirius or Polaris, respectively, that would constitute a breach of Section 6.01 or Section 6.02, as applicable, of the Merger Agreement assuming that, solely for purposes of this Section 3.2, the Shareholder was a Representative of Sirius, with respect to Section 6.02 of the Merger Agreement, and Polaris, with respect to Section 6.01 of the Merger Agreement. Notwithstanding anything to the contrary, solely to the extent Sirius or Polaris respectively is permitted to take certain actions set forth in Section 6.01 or 6.02, as applicable, of the Merger Agreement with respect to a Sirius Acquisition Proposal or a Polaris Acquisition Proposal, each Shareholder and its Representatives will be free to participate in any discussions or negotiations regarding such Sirius Acquisition Proposal or Polaris Acquisition Proposal, provided that (x) such Shareholder has not breached this Section 3.2 and (y) such action by such Shareholder and its Representatives would be permitted to be taken by Sirius or Polaris respectively pursuant to Section 6.01 or 6.02, as applicable, of the Merger Agreement.

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 ARTICLE IV
GENERAL COVENANTS

        SECTION 4.1    General Covenants.     Each Shareholder agrees that such Shareholder shall not:

          (a)   enter into any agreement, commitment, letter of intent, agreement in principle or understanding with any person or take any other action that violates or conflicts with such Shareholder's covenants and obligations under this Agreement; or

          (b)   take any action that restricts or otherwise adversely affects such Shareholder's legal power, authority and right to comply with and perform such Shareholder's covenants and obligations under this Agreement.

        SECTION 4.2    Additional Shares.     Each Shareholder agrees that any additional Subject Shares beneficial ownership of which is acquired by such Shareholder during the Voting Period shall automatically become subject to the terms of this Agreement and shall constitute Subject Shares for all purposes of this Agreement.

        SECTION 4.3    Cooperation.     Each Shareholder shall reasonably cooperate with Sirius, Polaris and Constellation in connection with Sirius', Polaris' and Constellation's efforts to make any necessary filings and submissions with, and obtain any necessary consents, approvals, waivers and authorizations of, and actions or nonactions by, any Governmental Authority or any third party necessary to be made in connection with the transactions contemplated by the Merger Agreement, and shall provide to Sirius, Polaris and/or Constellation reasonably promptly any information regarding such Shareholder and its Affiliates as shall be reasonably requested by Sirius, Polaris or Constellation in connection with such efforts. Each Shareholder shall make as promptly as practicable all necessary filings and submissions required to be made by it with any Governmental Authority in connection with the transactions contemplated by the Merger Agreement.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

        Each Shareholder hereby represents and warrants to Constellation as follows:

        SECTION 5.1    Authorization; Enforceability.     Such Shareholder has all necessary legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by such Shareholder and, assuming it has been duly and validly authorized, executed and delivered by the other parties hereto, constitutes a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, except to the extent that enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity.

        SECTION 5.2    Ownership of Subject Shares.     As of the date hereof, such Shareholder does not own, beneficially or of record, any Sirius Shares or Polaris Shares or any other securities of Sirius or Polaris, including but not limited to any options, warrants or other rights to

II-J-6

acquire any additional Sirius Shares or Polaris Shares or any security exercisable for or convertible into Sirius Shares or Polaris Shares, other than such Shareholder's Owned Shares listed opposite such Shareholder's name on Schedule A attached hereto. Such Shareholder is the sole record holder and/or beneficial owner of all of such Shareholder's Subject Shares, free and clear of all Liens, including any restriction on the right to vote or otherwise transfer such Subject Shares, other than the Shareholder Permitted Liens, and except as provided under this Agreement, including, without limitation, pledges contemplated by the terms of this Agreement, or pursuant to any applicable restrictions on transfer under the Securities Act.

        SECTION 5.3    Power to Vote Shares.     Such Shareholder has sole voting power, sole power to issue instructions with respect to the matters set forth in this Agreement, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Shareholder's Subject Shares, with no limitations, qualifications, or restrictions on such rights, subject only to applicable securities laws and the terms of this Agreement. Any proxies granted by such Shareholder in respect of any or all of its Owned Shares prior to and including the date hereof (except as set forth herein) have been revoked.

        SECTION 5.4    No Conflicts.     Except as set forth in the Merger Agreement (including, without limitation, filings as may be required under applicable securities laws) and except for any filing required under Section 13 or Section 16 under the Exchange Act, and except for all necessary filings and submissions required to be made by a Shareholder with any Governmental Authority in connection with the transactions contemplated by the Merger Agreement, (x) no filing with, and no permit, authorization, consent or approval of, any Governmental Authority or any other person is necessary for the execution of this Agreement by such Shareholder and the performance by such Shareholder of its obligations hereunder, and (y) none of the execution and delivery of this Agreement by such Shareholder, or the consummation by such Shareholder of the transactions contemplated by this Agreement or compliance by such Shareholder with any of the provisions of this Agreement shall (i) conflict with or result in any breach of the organizational documents, if applicable, of such Shareholder, (ii) result in, give rise to or constitute a violation or breach of or a default (or any event which with notice or lapse of time or both would become a violation, breach or default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the Subject Shares pursuant to, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, contract, lease, license, permit, agreement, commitment, arrangement, understanding, or other obligation of any kind to which such Shareholder is a party or by which such Shareholder or any of its Subject Shares are bound, or (iii) violate any applicable law, rule, regulation, order, judgment, or decree applicable to such Shareholder, except for in each case under clauses (i) and (ii) as would not impair such Shareholder's ability to perform its obligations under this Agreement.

        SECTION 5.5    Acknowledgement.     Such Shareholder understands and acknowledges that Constellation is entering into the Merger Agreement in reliance upon such Shareholder's execution, delivery and performance of this Agreement.

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ARTICLE VI
REPRESENTATIONS AND WARRANTIES OF POLARIS AND SIRIUS

        Constellation hereby represents and warrants to each Shareholder as follows:

        SECTION 6.1    Authorization.     Such entity has all necessary legal capacity, corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by such entity and, assuming it has been duly and validly executed and delivered by the other parties hereto, constitutes a legal, valid and binding obligation of such entity, enforceable against such entity in accordance with the terms of this Agreement, except to the extent that enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity.

        SECTION 6.2    No Conflicts.     Except as set forth in the Merger Agreement (including, without limitation, filings as may be required under applicable securities laws), (x) no filing with, and no permit, authorization, consent or approval of, any Governmental Authority or any other person is necessary for the execution of this Agreement by such entity and the performance by such entity of its obligations hereunder, and (y) none of the execution and delivery of this Agreement by such entity, or the consummation by such entity of the transactions contemplated by this Agreement or compliance by such entity with any of the provisions of this Agreement shall (i) conflict with or result in any breach of the organizational documents of such entity, (ii) conflict with, result in any violation of, require any consent under or constitute a default (whether with notice or lapse of time or both) under any of the terms, conditions or provisions of any note, contract, lease, license, permit, agreement, commitment, arrangement, understanding, mortgage, bond, indenture, or other obligation of any kind to which such entity is a party or by which such entity or any of its properties is bound; or (iii) violate any judgment, order, injunction, decree or award of any court, administrative agency or other Governmental Authority that is binding on such entity or any of its properties, except for in each case under clauses (i) through (iii) as would not impair the ability of such party to perform its obligations under this Agreement.

ARTICLE VII
TERMINATION

        SECTION 7.1    This Agreement and all obligations of the parties hereunder shall automatically terminate upon the expiration of the Voting Period. Upon the termination of this Agreement, none of the parties hereto shall have any rights or obligations hereunder and this Agreement shall become null and void and have no effect; provided, however, that this Section 7.1, Section 8.2 and Sections 8.6 through 8.14 shall survive termination of this Agreement. Notwithstanding the foregoing, termination of this Agreement shall not relieve any party from any liability, or prevent any party from seeking any remedies (at law or in equity) against any other party, for that party's breach of any of its representations, warranties, covenants or obligations under this Agreement prior such termination.

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 ARTICLE VIII
MISCELLANEOUS

        SECTION 8.1    No Agreement as Director or Officer.     Notwithstanding any provision of this Agreement to the contrary, the Shareholders have entered into this Agreement solely in their capacity as shareholders of Sirius or Polaris, as the case may be, and nothing in this Agreement (a) shall limit, restrict or otherwise affect any Shareholder, in his or her respective capacity as a director or officer of Sirius or Polaris, or any of their respective Subsidiaries (if applicable) from acting in such capacity or voting in such capacity in his or her sole discretion on any matter, including causing Sirius or Polaris, or any of their respective Subsidiaries to exercise rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement, or (b) shall be construed to prohibit, limit or restrict any Shareholder, in his or her respective capacity as a director or officer of Sirius or Polaris or any of their respective Subsidiaries (if applicable), from exercising such Shareholder's respective fiduciary duties as a director or officer to Sirius or Polaris or any of their respective Subsidiaries or any of their respective shareholders.

        SECTION 8.2    Publication.     Each Shareholder hereby consents to and authorizes New Polaris, Sirius, Polaris and/or Constellation to publish and disclose in any and all applicable filings with the SEC or any other Governmental Authority, and any other announcements, disclosures or filings required by applicable Law such Shareholder's identity and ownership of Sirius Shares or Polaris Shares and the nature of such Shareholder's commitments, arrangements and understandings pursuant to this Agreement and/or the Merger Agreement; provided that Constellation shall give each Shareholder and its legal counsel a reasonable opportunity to review and comment on such publications or disclosures prior to being made public.

        SECTION 8.3    Amendments, Waivers, etc.     This Agreement may be amended by an instrument in writing signed on behalf of Constellation and each of the Shareholders that would be bound by such amendment. Any agreement on the part of any party hereto to any waiver of compliance with any representations, warranties, covenants or agreements contained in this Agreement shall be valid only if set forth in a written instrument signed on behalf of such party. The waiver by any party of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder. Any party may, subject to applicable Law, make or grant any consent under this Agreement.

        SECTION 8.4    Enforcement of Agreement; Specific Performance.     Each party hereto acknowledges and agrees that the others would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached and that any non-performance, breach or threatened breach of this Agreement by any party could not be adequately compensated by monetary damages alone and that the other parties would not have any adequate remedy at law. Accordingly, each party hereto shall be entitled (in addition to any other remedy that may be available to it whether in law or equity, including monetary damages) to seek and obtain (a) enforcement of any provision of this Agreement by a decree or order of specific performance and (b) a temporary, preliminary and/or permanent injunction to prevent breaches or threatened breaches of any provisions of this Agreement without posting any bond or undertaking. Each party further agrees it shall not object to the granting of injunctive or other equitable relief on the basis that there exists adequate remedy at law. Each party hereby expressly further waives (i) any defense in any action for specific

II-J-9

performance that a remedy at law would be adequate or that an award of specific performance is not an appropriate remedy for any reason at law or in equity and (ii) any requirement under any Law to post security as a prerequisite to obtaining equity relief. Each party agrees that the other parties' initial choice of remedy will be to seek specific performance of this Agreement in accordance with its terms. If a court of competent jurisdiction denies such relief, a non-breaching party may seek alternative remedies, including damages in the same or another proceeding.

        SECTION 8.5    Notices.     All notices, requests and other communications given or made under this Agreement must be in writing and will be deemed given if personally delivered, facsimile transmitted (with confirmation) or mailed by registered or certified mail (return receipt requested) to the persons and addresses set forth below or such other place as such party may specify by like notice (provided that notices of a change of address will be effective only upon receipt thereof).

          (a)   If to Constellation, addressed to it at:

        Colony Capital, Inc.
        515 S. Flower Street, 44th Floor
        Los Angeles, CA 90071
        Attention: Director—Legal
        Email: ColonyLegal@colonyinc.com

        and

        Ronald M. Sanders
        Colony Capital, Inc.
        712 Fifth Avenue, 35th Floor
        New York, New York 10019
        Phone: 212-230-3306
        Fax: 646-837-5321
        E-Mail: rsanders@colonyinc.com

        with copies (which shall not constitute notice) to:

        Willkie Farr & Gallagher LLP
        787 Seventh Avenue
        New York, NY 10019
        Attention: Thomas M. Cerabino
        Adam M. Turteltaub
        Facsimile: (212) 728-9208
        (212) 728-9129
        Email:        tcerabino@willkie.com
                           aturteltaub@willkie.com

          (b)   If to any Shareholder, addressed to it at the address set forth below such Shareholder's name on Schedule A hereto with copies (which shall not constitute notice) to:

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        White & Case LLP
        1155 Avenue of the Americas
        New York, NY 10036-2787
        Attention: Henrik P. Patel
        Facsimile: (212) 354-8113
        (212) 819-8205
        Email:        henrik.patel@whitecase.com

          (c)   In each case with, copy to Sirius, addressed to it at:

        c/o NorthStar Realty Finance Corp.
        399 Park Avenue
        18th Floor
        New York, New York 10022
        Attention: General Counsel
        Email: rlieberman@nrfc.com

        with copies (which shall not constitute notice) to:

        Vinson & Elkins L.L.P.
        7400 Beaufont Springs Drive
        Suite 300
        Richmond, VA 23225
        Attention: Daniel M. LeBey
        Facsimile: (804) 479-8286
        Email: dlebey@velaw.com

        and

        Venable LLP
        750 East Pratt Street, Suite 900
        Baltimore, MD 21202
        Attention: Michael D. Schiffer
        Facsimile: (410) 244-7742
        Email: mdschiffer@venable.com

    And to Polaris, addressed to it at:

        c/o NorthStar Asset Management Group Inc.
        399 Park Avenue
        18th Floor
        New York, New York 10022
        Attention: General Counsel
        Email: rlieberman@nsamgroup.com
        Facsimile: (212) 547-2704

        with a copy (which shall not constitute notice) to:

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        Sullivan & Cromwell LLP
        125 Broad Street
        New York, NY 10004-2498
        Attention: Mitchell S. Eitel
                           Robert W. Downes

        Facsimile: (212) 291-9046
                           (212) 291-9043

        Email:        eitelm@sullcrom.com
                           downesr@sullcrom.com

        with a copy (which shall not constitute notice) to:

        Fried, Frank, Harris, Shriver and Jacobson, LLP
        One New York Plaza
        New York, NY 10004-1980
        Attention: Steven G. Scheinfeld
                            Philip Richter
        Facsimile: (212) 859-4000
        Email:        steven.scheinfeld@friedfrank.com
                           philip.richter@friedfrank.com

or, in each case, to that other address as any party shall specify by written notice so given, and notice shall be deemed to have been delivered as of the date so telecommunicated or personally delivered. Notices will be deemed to have been received (x) on the date of receipt if (i) personally delivered or (ii) upon receipt of an appropriate electronic answerback or confirmation when so delivered by fax (to such number specified above or another number or numbers as such person may subsequently designate by notice given hereunder only if followed by overnight or hand delivery) or (y) on the date five (5) business days after dispatch by registered or certified mail.

        SECTION 8.6    Headings; Titles.     When a reference is made in this Agreement to Articles, Sections or Schedules, such reference shall be to an Article or Section of or Schedule to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." This Agreement shall not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable Law.

        SECTION 8.7    Severability.     Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of this invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. Upon determination that any term or other provision is invalid or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement as to affect the original intent of the parties as closely as possible in an

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acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

        SECTION 8.8    Entire Agreement.     This Agreement (together with the Merger Agreement, to the extent referred to in this Agreement, and any documents delivered by the parties in connection herewith), constitutes the entire agreement among the parties with respect to the subject matter of this Agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter of this Agreement.

        SECTION 8.9    Assignment; Binding Effect; No Third Party Beneficiaries; Further Action.     Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties; provided that Constellation may assign its rights, interests or obligations hereunder to one or more of its Subsidiaries. This Agreement shall be binding upon and shall inure to the benefit of Constellation and its successors and assigns and shall be binding upon the Shareholders and the Shareholders' successors, assigns, permitted transferees, heirs, executors and administrators. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person (other than, in the case of Constellation, its successors and assigns and, in the case of the Shareholders, the Shareholders' successors, assigns, permitted transferees, heirs, executors and administrators) any rights, remedies, obligations or liabilities under or by reason of this Agreement; provided, however, that Sirius, Polaris and their respective successors and assigns, shall be express third party beneficiaries hereof. Each of the Shareholders and Constellation shall take any further action and execute any other instruments as may be reasonably requested by the other parties to this Agreement to effectuate the intent of this Agreement.

        SECTION 8.10    Mutual Drafting.     Each party has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties. This Agreement shall not be deemed to have been prepared or drafted by any one party or another or any party's attorneys.

        SECTION 8.11    Governing Law and Consent to Jurisdiction.     The execution, interpretation, and performance of this Agreement shall be governed by the laws of the State of New York without giving effect to any conflict of laws provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any other jurisdiction other than the State of New York. EACH PARTY HERETO, TO THE EXTENT IT MAY LAWFULLY DO SO, HEREBY SUBMITS TO THE JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AS WELL AS TO THE JURISDICTION OF ALL COURTS FROM WHICH AN APPEAL MAY BE TAKEN OR OTHER REVIEW SOUGHT FROM THE AFORESAID COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF SUCH PARTY'S OBLIGATIONS UNDER OR WITH RESPECT TO THIS AGREEMENT OR ANY OF THE AGREEMENTS, INSTRUMENTS OR DOCUMENTS CONTEMPLATED HEREBY (OTHER THAN THE CONFIDENTIALITY AGREEMENTS), AND EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE AS TO VENUE IN ANY OF SUCH COURTS. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THEM AGAINST THE OTHER PARTIES ARISING OUT OF OR

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IN ANY WAY CONNECTED WITH THIS AGREEMENT, OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH, OR THE ADMINISTRATION THEREOF OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN. NO PARTY TO THIS AGREEMENT SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS AGREEMENT OR ANY RELATED INSTRUMENTS OR THE RELATIONSHIP BETWEEN THE PARTIES. NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCUSSED BY THE PARTIES, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

        SECTION 8.12    Counterparts; Facsimiles.     This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that each party need not sign the same counterpart.

        SECTION 8.13    Liability.     The rights and obligations of each of the Shareholders under this Agreement shall be several and not joint. All references to actions to be taken by the Shareholders, or representations and warranties to be made, under this Agreement refer to actions to be taken or representations and warranties to be made by Shareholders acting severally and not jointly. Except for any liability for claims, losses, damages, liabilities or other obligations arising out of a Shareholder's failure to perform its obligations hereunder, the parties agree that no Shareholder (in its capacity as a Shareholder of Sirius or Polaris) will be liable for claims, losses, damages, liabilities or other obligations resulting from or relating to the Merger Agreement, including any breach by Sirius or Polaris of the Merger Agreement, and that Sirius or Polaris shall not be liable for claims, losses, damages, liabilities or other obligations resulting from or related to any Shareholder's failure to perform its obligations hereunder.

        SECTION 8.14    No Ownership Interest.     Nothing contained in this Agreement shall be deemed to vest in any other person any direct or indirect ownership or incident of ownership of or with respect to any Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to the holder thereof, and no other person shall have any authority to exercise any power or authority to direct any Shareholder in the voting of any of the Subject Shares except as provided in this Agreement.

(Signature pages follow)

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        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

COLONY CAPITAL, INC.
By:	/s/ Mark M. Hedstrom
Name:	Mark M. Hedstrom
Title:	Chief Operating Officer

Signature Page to Colony Voting and Support Agreement

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        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

SHAREHOLDERS:
/s/ David T. Hamamoto
DAVID T. HAMAMOTO
DAVID T. HAMAMOTO GRAT I-2014-NSAM
By:	/s/ David T. Hamamoto
Name:	David T. Hamamoto
Title:	Trustee
DAVID T. HAMAMOTO GRAT 2015-NRF
By:	/s/ David T. Hamamoto
Name:	David T. Hamamoto
Title:	Trustee
DAVID T. HAMAMOTO GRAT 2015-NSAM
By:	/s/ David T. Hamamoto
Name:	David T. Hamamoto
Title:	Trustee
DAVID T. HAMAMOTO GRAT I-2014-NRF
By:	/s/ David T. Hamamoto
Name:	David T. Hamamoto
Title:	Trustee

Signature Page to Constellation Voting and Support Agreement

II-J-16

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

DTH INVESTMENT HOLDINGS LLC
By:	/s/ David T. Hamamoto
Name:	David T. Hamamoto
Title:

Signature Page to Constellation Voting and Support Agreement

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        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

/s/ Daniel R. Gilbert
DANIEL R. GILBERT

Signature Page to Constellation Voting and Support Agreement

II-J-18

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

/s/ Albert Tylis
ALBERT TYLIS

Signature Page to Constellation Voting and Support Agreement

II-J-19

Schedule A
Ownership Information

Shareholder	Number of Shares of Sirius Common Stock	Number of Shares of Polaris Common Stock

David Hamamoto
c/o NorthStar Asset Management Group Inc. 399 Park Avenue, 18th Floor New York, New York 10022	630,358	1,716,577

David T. Hamamoto GRAT I-2014-NSAM
c/o NorthStar Asset Management Group Inc. 399 Park Avenue, 18th Floor New York, New York 10022	—	99,321

David T. Hamamoto GRAT 2015-NRF
c/o NorthStar Asset Management Group Inc. 399 Park Avenue, 18th Floor New York, New York 10022	150,000	—

David T. Hamamoto GRAT 2015-NSAM
c/o NorthStar Asset Management Group Inc. 399 Park Avenue, 18th Floor New York, New York 10022	—	400,000

David T. Hamamoto GRAT I-2014-NRF
c/o NorthStar Asset Management Group Inc. 399 Park Avenue, 18th Floor New York, New York 10022	56,997	—

DTH Investment Holdings LLC
c/o NorthStar Asset Management Group Inc. 399 Park Avenue, 18th Floor New York, New York 10022	3,261	6,523

Albert Tylis
c/o NorthStar Asset Management Group Inc. 399 Park Avenue, 18th Floor New York, New York 10022	308,914	1,061,367

Daniel Gilbert
c/o NorthStar Asset Management Group Ltd c/o 11 Waterloo Lane Pembroke HM 08 Bermuda	427,444	1,345,614

Schedule A

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Annex K

EXECUTION VERSION

AGREEMENT

        This AGREEMENT (this "Agreement") is made and entered into as of June 2 2016, by and between NORTHSTAR REALTY FINANCE CORP., a Maryland corporation ("Sirius"), NORTHSTAR ASSET MANAGEMENT GROUP INC., a Delaware corporation ("Polaris") and NSAM J-NRF LTD, a Jersey limited company and a Subsidiary of Polaris ("Asset Manager"). The parties to this Agreement are sometimes referred to herein collectively as the "parties," and individually as a "party." Capitalized terms used herein without definition shall have the respective meanings specified in the Merger Agreement (as defined below).

        WHEREAS, simultaneously with the execution and delivery of this Agreement, Sirius, Polaris, Constellation, Inc., a Maryland corporation ("Constellation"), New Polaris Inc., a Maryland corporation and a wholly owned subsidiary of Polaris ("New Polaris"), Sirius Merger Sub-T, LLC, a Delaware limited liability company and a wholly owned subsidiary of Sirius ("Sirius Sub"), NorthStar Realty Finance Limited Partnership, a Delaware limited partnership and a subsidiary of Sirius ("Sirius LP"), New Sirius Inc., a Maryland corporation and a wholly owned subsidiary of Sirius ("New Sirius") and New Sirius Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of New Sirius ("New Sirius Sub") are entering into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which, among other things, the parties thereto intend to effect a strategic business combination by and among Sirius, New Sirius, Polaris, Constellation and New Polaris;

        WHEREAS, pursuant to the Merger Agreement, Sirius has agreed to be bound by certain covenants and agreements which require Sirius, its Subsidiaries and its Representatives to take certain actions or refrain taking from certain actions;

        WHEREAS, pursuant to that certain Amended and Restated Asset Management Agreement dated as of October 31, 2015 (the "Asset Management Agreement") by and between Sirius and Asset Manager, Asset Manager has been appointed to act as Sirius's asset manager and attorney-in-fact under the terms of the Asset Management Agreement, subject to, in all cases and in every respect, the supervision and management of the Board of Directors of Sirius;

        WHEREAS, the Asset Management Agreement provides for, among other things, Asset Manager to provide, either directly or through its affiliates or, to the extent permitted by the Asset Management Agreement, through third parties, the Services (as define din the Asset Management Agreement), subject to, in all cases and in every respect, the supervision and management of the Sirius Board, for the period and upon the terms set forth therein; and

        WHEREAS, as a condition to the willingness of Sirius to enter into the Merger Agreement and as an inducement and in consideration therefor, Polaris and the Asset Manager has agreed to enter into this Agreement.

        NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:

II-K-1

 ARTICLE I
SIRIUS PARTY PROTECTION

        1.1    Sirius Parties' Protection.    Notwithstanding anything to the contrary set forth in the Merger Agreement, Sirius and its Subsidiaries party to the Merger Agreement (collectively, the "Sirius Parties") shall not be liable to Polaris and its Affiliates (collectively, the "Polaris Parties") for a breach by any of the Sirius Parties of its obligations under the Merger Agreement if and to the extent that such breach results from action or omission taken or made by any Polaris Party in the performance of the Services or any of Asset Manager's duties or obligations under the Asset Management Agreement unless such action or omission by a Polaris Party was taken with the prior written consent of the Sirius Board Special Committee (such action or omission a "Polaris Action" and such breach of the Merger Agreement by any Sirius Parties resulting from a Polaris Action being a "Covered Breach"). Polaris may not invoke a failure on the part of the Sirius Parties to comply with or perform their covenants and agreements under the Merger Agreement as a basis to either (i) terminate the Merger Agreement pursuant to Sections 8.03(a) or 8.03(f) of the Merger Agreement, or (i) not consummate the transactions contemplated by the Merger Agreement in reliance on Section 7.02(b) of the Merger Agreement, in each case, if and to the extent that such failure to comply or perform results from a Polaris Action. Polaris may not invoke a breach of a representation or warranty by Sirius contained in the Merger Agreement as a basis to either (i) terminate the Merger Agreement pursuant to Section 8.03(a) thereof or (ii) not consummate the transactions contemplated by the Merger Agreement in reliance on Section 7.02(a) of the Merger Agreement, in each case, if to the Knowledge, after reasonable inquiry, of Polaris such representation or warranty is untrue as of the date hereof.

        1.2    Colony Damages.    Notwithstanding Section 8 of the Asset Management Agreement, Polaris shall be responsible for all damages and liabilities (including Termination Fees or Transaction Expenses) paid to Colony under the Merger Agreement as a result of any Polaris Action taken by Polaris or any of its Affiliates or any of their respective Representatives, in each case where such Polaris Action would reasonably be expected to result in any Covered Breach ("Colony Damages").

        1.3    Participation in Defense.    In the event that any Sirius Party receives notice of commencement of any suit or action that could give rise to an obligation on the part of Polaris to pay Colony Damages under Section 1.2, such Sirius Party will promptly notify Polaris of the commencement thereof; provided, however, that failure to give such notice shall not relieve Polaris of its obligations under Section 1.2, except to the extent Polaris shall have been materially prejudiced by such failure and then only to the extent of such prejudice. In case any such suit or action is brought against any Sirius Party, and it notifies Polaris of the commencement thereof, Polaris will be entitled to, to the extent it may wish to participate in the defense thereof, with separate counsel. Such participation shall not relieve Polaris of any obligation it may have under Section 1.2. Polaris shall not be liable to any Sirius Party on account of any settlement of any claim, suit or action effected without the consent of Polaris. Polaris may not unreasonably withhold or deny its consent to any settlement of any claim, suit or action which may be covered hereunder.

        1.4    Waiver of Sirius Payments.    In the event the Sirius Termination Fee becomes payable by Sirius pursuant to Sections 8.06(c), 8.06(f) or 8.06(i) of the Merger Agreement, then

II-K-2

notwithstanding anything to the contrary in the Merger Agreement, Sirius shall pay to Polaris an amount equal to (x) in the case of Section 8.06(c) and Section 8.06(f) of the Merger Agreement, $3,000,000 and (y) in the case of Section 8.06(i) of the Merger Agreement, $3,000,000 reduced (but not below zero) by the amount of any Transaction Expenses previously paid to by Sirius to Polaris pursuant to Section 8.06(o) or 8.06(q) of the Merger Agreement, and Polaris hereby waives any and all right to receive any portion of the Sirius Termination Fee in excess thereof. For the avoidance of doubt, (a) nothing in this Agreement shall affect Sirius' obligation to pay or cause to be paid to Polaris its Transaction Expenses pursuant to Section 8.06(o) of the Merger Agreement (or any portion thereof in accordance with Section 8.06(q) of the Merger Agreement) and (b) Sirius shall be deemed to have paid the Sirius Termination Fee to Polaris for purposes of Section 8.06(w) of the Merger Agreement notwithstanding Polaris' waiver of a portion of the Sirius Termination Fee pursuant to this Section 1.4.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

        2.1    Representations and Warranties of Sirius.    Sirius represents and warrants to Polaris and the Asset Manager as follows: (a) Sirius has full legal right and capacity to execute and deliver this Agreement, to perform Sirius' obligations hereunder; (b) this Agreement has been duly executed and delivered by Sirius and the execution, delivery and performance of this Agreement by Sirius has been duly authorized by all necessary corporate action on the part of Sirius and no other corporate actions or proceedings on the part of Sirius are necessary to authorize this Agreement or for Sirius to comply with the provisions hereof; (c) this Agreement constitutes the valid and binding agreement of Sirius, enforceable against Sirius in accordance with its terms; and (d) the execution and delivery of this Agreement by Sirius does not, and the compliance with the provisions hereof will not, conflict with or violate any applicable Law or agreements binding upon Sirius.

        2.2    Representations and Warranties of Polaris and the Asset Manager.    Polaris and the Asset Manager severally represent and warrant to Sirius as follows: (a) Each of Polaris and the Asset Manager has full legal right and capacity to execute and deliver this Agreement, to perform its respective obligations hereunder; (b) this Agreement has been duly executed and delivered by each of Polaris and the Asset Manager and the execution, delivery and performance of this Agreement by Polaris and the Asset Manager have been duly authorized by all necessary corporate action on the part of Polaris and the Asset Manager and no other corporate actions or proceedings on the part of Polaris or the Asset Manager are necessary to authorize this Agreement or comply with the provisions hereof; (c) this Agreement constitutes the valid and binding agreement of Polaris and the Asset Manager, enforceable against Polaris and the Asset Manager in accordance with its terms; and (d) the execution and delivery of this Agreement by each of Polaris and the Asset Manager does not, and the compliance with the provisions hereof will not, conflict with or violate applicable Law or agreements binding upon Polaris or the Asset Manager.

II-K-3

 ARTICLE III
TERMINATION

        This Agreement shall terminate and be of no further force or effect upon the Sirius-Polaris Merger Effective Time.

ARTICLE IV
MISCELLANEOUS

        4.1    Waiver; Amendment; Consent.    Any provision of this Agreement may be (a) waived by the party benefited by the provision, but only in writing, or (b) amended or modified at any time, but only by a written agreement executed in the same manner as this Agreement; provided, however, that any provision of this Agreement may not be waived, amended or modified by Sirius without the prior written consent of the Sirius Board Special Committee or by Polaris without the prior written consent of the Polaris Board Special Committee. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Any party may, subject to applicable Law, make or grant any consent under this Agreement; provided, however, that any consent by Sirius may not be made or granted without the prior written consent of the Sirius Board Special Committee and any consent by Polaris may not be made or granted without the prior written consent of the Polaris Board Special Committee.

        4.2    Governing Law; Disputes.    The execution, interpretation, and performance of this Agreement shall be governed by the laws of the State of New York without giving effect to any conflict of laws provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any other jurisdiction other than the State of New York. The parties agree that the provisions of Sections 32 and 33 of the Asset Management Agreement shall apply mutatis mutandis to any dispute, claim or controversy arising out of or relating to this Agreement or the breach, enforcement, interpretation or validity hereof.

        4.3    Notices.    All notices, requests and other communications given or made under this Agreement must be in writing and will be deemed given if personally delivered, facsimile transmitted (with confirmation) or mailed by registered or certified mail (return receipt requested) to the persons and addresses set forth below or such other place as such party may specify by like notice (provided that notices of a change of address will be effective only upon receipt thereof).

    If to Sirius, to:

    NorthStar Realty Finance Corp.
    399 Park Avenue
    18th Floor
    New York, New York 10022
    Attention: General Counsel
    Email: rlieberman@nrfc.com

II-K-4

  with copies (which shall not constitute notice) to:

  Vinson & Elkins L.L.P.
  7400 Beaufont Springs Drive
  Suite 300
  Richmond, VA 23225
  Attention: Daniel M. LeBey
  Facsimile: (804) 479-8286
  Email:        dlebey@velaw.com

  and

  Venable LLP
  750 East Pratt Street, Suite 900
  Baltimore, MD 21202
  Attention: Michael D. Schiffer
  Facsimile: (410) 244-7742
  Email: mdschiffer@venable.com

  If to Polaris or the Asset Manager, to:

  NorthStar Asset Management Group Inc.
  399 Park Avenue, 18th Floor
  New York, New York 10022
  Attention: General Counsel
  Facsimile: (212) 547-2704
  Email: rlieberman@nsamgroup.com

  with copies (which shall not constitute notice) to:

  Sullivan & Cromwell LLP
  125 Broad Street
  New York, NY 10004-2498
  Attention: Mitchell S. Eitel
                     Robert W. Downes
  Facsimile: (212) 291-9046
                     (212) 291-9043
  Email:        eitelm@sullcrom.com
                     downesr@sullcrom.com

  and

  Fried, Frank, Harris, Shriver and Jacobson, LLP
  One New York Plaza
  New York, NY 10004-1980

II-K-5

    Attention: Steven G. Scheinfeld
                       Philip Richter
    Facsimile: (212) 859-4000
    Email:        steven.scheinfeld@friedfrank.com
                       philip.richter@friedfrank.com

Notices will be deemed to have been received (x) on the date of receipt if (i) personally delivered or (ii) upon receipt of an appropriate electronic answerback or confirmation when so delivered by fax (to such number specified above or another number or numbers as such person may subsequently designate by notice given hereunder only if followed by overnight or hand delivery) or (y) on the date five (5) business days after dispatch by registered or certified mail.

        4.4    Entire Understanding; No Third Party Beneficiaries.    This Agreement contains the entire agreement and understanding between the parties with respect to the subject matter hereof (and supersede any prior agreements, arrangements or understandings among the parties with respect to the subject matter hereof) and there are no agreements, representations, or warranties which are not set forth herein. Other than as set forth in Section 1.1(a), nothing expressed or implied in this Agreement is intended to confer any rights, remedies, obligations or liabilities upon any person other than Sirius, Polaris and the Asset Manager.

        4.5    Assignment.    The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto.

        4.6    Asset Management Agreement.    The parties agree that, except as set forth in the last sentence of Section 1.1, nothing in this Agreement shall, or shall be interpreted to, modify, change or amend any of the rights and obligations of the parties under the Asset Management Agreement, which the parties agree and acknowledge shall continue in full force and effect in accordance with its terms.

        4.7    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when two or more counterparts hereof, individually or taken together, shall bear the signatures of all parties reflected hereon as the signatories. The execution and delivery of this Agreement may be effected by facsimile or any other electronic means such as ".pdf" files.

        4.8    Severability.    If any provision of this Agreement or the application thereof to any person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and will in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party. Upon such determination, the parties will negotiate in good faith in an

II-K-6

effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

[Signature Page Follows.]

II-K-7

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

NORTHSTAR REALTY FINANCE CORP.
By:	/s/ Jonathan A. Langer
Name:	Jonathan A. Langer
Title:	Chief Executive Officer

[Indemnity Agreement – Signature Page]

II-K-8

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

NORTHSTAR ASSET MANAGEMENT GROUP INC.
By:	/s/ Ronald J. Lieberman
Name:	Ronald J. Lieberman
Title:	Executive Vice President, General Counsel and Secretary

NSAM J-NRF LTD
By:	/s/ Jon Farkas
Name:	Jon Farkas
Title:	Authorized Signatory

[Indemnity Agreement – Signature Page]

II-K-9

Annex L

Execution Version

MSD Partners, L.P.
MSD Torchlight Partners, L.P.
MSD Capital, L.P.
MSD Sparrowhawk, L.P.
Orange Marlin Investments, L.P.

October 16, 2016

NorthStar Asset Management Group Inc.
399 Park Avenue, 18th Floor
New York, NY 10022

Ladies and Gentlemen:

        Reference is made to that certain Agreement and Plan of Merger, dated as of June 2, 2016, by and among NorthStar Asset Management Group Inc. ("NSAM"), NorthStar Realty Finance Corp. ("NRF"), Colony Capital, Inc. ("Colony") and the other signatory parties thereto (as amended from time to time, the "Merger Agreement"). Each of NSAM, NRF and Colony are expected to call and hold a special meeting of its stockholders (each a "Special Meeting") to consider and vote upon the transactions contemplated by the Merger Agreement and related matters.

        As of the date hereof, each of MSD Partners, L.P., MSD Torchlight Partners, L.P., MSD Capital, L.P., MSD Sparrowhawk, L.P. and Orange Marlin Investments, L.P. (each an "MSD Holder") is the beneficial owner of, and has the right, or shares the right, to vote, the number of shares of common stock, $0.01 par value per share, of NSAM ("NSAM Shares"), shares of common stock, par value $0.01 per share, of NRF ("NRF Shares") and shares of Class A common stock, par value $0.01 per share, of Colony ("Colony Shares") listed next to its name on the signature page hereto.

        On or before 8:00 a.m. ET on October 17, 2016 ("Release Date"), (a) NSAM, NRF, Colony and the other signatories intend to amend the Merger Agreement in the form attached as Exhibit A hereto (the "Merger Agreement Amendment"), (b) NSAM intends to amend the letter agreements, dated June 2, 2016, with certain of its executive officers (the "Executive Agreements") in the forms attached as Exhibit B hereto (the "Executive Agreement Amendments"), and (c) NSAM, NRF and Colony intend to issue the joint press release attached as Exhibit C hereto (the "Amendment Release"). Each MSD Holder agrees that it will vote or consent to be voted (or cause to be voted or consented to be voted), at the applicable Special Meeting or any adjournments or postponements thereof, any and all of the NSAM Shares, NRF Shares and Colony Shares of which it or any of its controlled affiliates (excluding portfolio companies) (each, a "Controlled Affiliate") is the beneficial owner as of the record date for the applicable Special Meeting (or any other NSAM Shares, NRF Shares and Colony Shares that it

II-L-1

or any of its Controlled Affiliates has or shares the power to vote or direct the voting at the applicable Special Meeting or any postponements or adjournments thereof) in favor of each of the proposals relating to the transactions contemplated by the Merger Agreement set forth on Exhibit D (and any modifications to such proposals or additional proposals required by the Staff of the Securities and Exchange Commission (the "SEC") pursuant to the SEC's rules regarding "unbundling" of stockholder proposals) (collectively, the "Proposals") presented on behalf of the Board of Directors of NSAM, NRF or Colony, as applicable, at the applicable Special Meeting or any adjournments or postponements thereof.

        Each MSD Holder agrees that between the date hereof and the earlier of (i) the close of business on the record date for the NSAM Special Meeting and (ii) November 3, 2016, it will not transfer (or permit to be transferred) any NSAM Shares (or the right to vote such shares) of which it is the beneficial owner to any of its affiliates or in a single block transaction where the NSAM Shares (or the right to vote such shares) transferred in such block transaction represent 4% or more of the outstanding common stock of NSAM, unless it first notifies NSAM in writing of such proposed transfer and causes the proposed transferee to execute a counterpart hereto agreeing to be bound by the terms of this letter agreement applicable to MSD Holders.

        Each MSD Holder agrees that, after the record date for the NSAM Special Meeting (or any postponements or adjournments thereof), it will not transfer (or permit to be transferred), by operation of law or otherwise, the right to vote at the NSAM Special Meeting (or any postponements or adjournments thereof) any NSAM Shares beneficially owned by it as of such record date. Notwithstanding the foregoing, if such record date is publicly announced by NSAM and is later changed after such record date has occurred, then no MSD Holder shall be in breach of this letter agreement solely because such MSD Holder has sold any of its NSAM Shares following the close of business on the initially announced record date and prior to the public announcement of such new record date.

        From and after the date hereof, the MSD Holders shall refrain from making, and shall use their reasonable best efforts to cause their respective Controlled Affiliates and its and their respective principals, managers, directors, general partners, officers and employees not to make, any public statement or public announcement in opposition to any of the Proposals. From and after the date hereof, NSAM shall not, and shall use its reasonable best efforts to cause the other parties to the Merger Agreement not to, make any public statement or public announcement regarding the terms of this letter agreement, or any MSD Holder's agreement to vote in favor of the matters as described herein, other than (A) statements approved by MSD Partners, L.P. prior to the date hereof, (B) with the prior written consent of MSD Partners, L.P., not to be unreasonably withheld or (C) such statements or announcements as are required by law and consistent with the quote by MSD in the press release attached as Exhibit C hereto.

        The obligations of the MSD Holders under this letter agreement shall terminate upon the earliest to occur of the following: (i) the Amendment Release is not issued by NSAM by 9:00 a.m. ET on the Release Date, or the release as issued varies in any respect from the release set forth in Exhibit C; (ii) the Merger Agreement Amendment and Executive Agreement Amendments are not fully executed by the parties by 9:00 a.m. ET on the Release Date, or the Merger Agreement Amendment or Executive Agreement Amendments as executed vary in any respect from the versions set forth in Exhibit A and Exhibit B, respectively; (iii) the Merger

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Agreement is terminated; (iv) the Merger Agreement (or any of the exhibits thereto) or any Executive Agreements are further amended after the execution of the Merger Agreement Amendment and Executive Agreement Amendments in any material respect (which shall include, without limitation, any amendment (x) to the economics of the transactions contemplated thereby or the post-closing governance arrangements for the combined company, (y) relating to executive compensation, or (z) that reverses or otherwise alters the revisions to the transaction terms as set forth in the Amendment Release, the Merger Agreement Amendment or the Executive Agreement Amendments); (v) there is a Polaris Change of Recommendation (as defined in the Merger Agreement as it exists on the date hereof); or (vi) March 17, 2017.

        The execution, interpretation, and performance of this letter agreement shall be governed by the laws of the State of Delaware without giving effect to any conflict of laws provision or rule that would cause the application of the law of any other jurisdiction other than the State of Delaware, and shall be subject to the exclusive jurisdiction of the Delaware Court of Chancery, located in Wilmington, Delaware, or, if such court declines jurisdiction, the federal courts located in the State of Delaware. The sole and exclusive remedy of NSAM under this agreement shall be the right to obtain specific performance and related injunctive relief in order to enforce any provision of this letter agreement by a decree or order of specific performance, and NSAM hereby waives any right to any other remedy, whether at law or equity, including without limitation, the right to seek money damages.

(Signature pages follow)

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Very truly yours,
MSD PARTNERS, L.P. By: MSD Partners (GP), LLC Its: General Partner
By:	/s/ MARCELLO LIGUORI
Name:	Marcello Liguori
Title:	Authorized Signatory
NSAM Shares Beneficially Owned: 12,773,573 NRF Shares Beneficially Owned: 0 Colony Shares Beneficially Owned: 0
MSD TORCHLIGHT PARTNERS, L.P. By: MSD Partners, L.P. Its: Investment Manager
By: MSD General Partners (GP), LLC Its: General Partner
By:	/s/ MARCELLO LIGUORI
Name:	Marcello Liguori
Title:	Authorized Signatory
NSAM Shares Beneficially Owned: 12,773,573 NRF Shares Beneficially Owned: 0 Colony Shares Beneficially Owned: 0
MSD CAPITAL, L.P. By: MSD Capital Management, LLC Its: General Partner
By:	/s/ MARCELLO LIGUORI
Name:	Marcello Liguori
Title:	Authorized Signatory
NSAM Shares Beneficially Owned: 6,506,876 NRF Shares Beneficially Owned: 0 Colony Shares Beneficially Owned: 0

[Signature Page to Letter Agreement]

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MSD SPARROWHAWK, L.P. By: MSD Capital, L.P. Its: General Partner
By: MSD Capital Management, LLC Its: General Partner
By:	/s/ MARCELLO LIGUORI
Name:	Marcello Liguori
Title:	Authorized Signatory
Shares Beneficially Owned: 1,397,832 NRF Shares Beneficially Owned: 0 Colony Shares Beneficially Owned: 0
ORANGE MARLIN INVESTMENTS, L.P. By: MSD Capital, L.P. Its: General Partner
By: MSD Capital Management, LLC Its: General Partner
By:	/s/ MARCELLO LIGUORI
Name:	Marcello Liguori
Title:	Authorized Signatory
Shares Beneficially Owned: 5,109,044 NRF Shares Beneficially Owned: 0 Colony Shares Beneficially Owned: 0
Acknowledged and Agreed:
NORTHSTAR ASSET MANAGEMENT GROUP INC.
By:	/s/ Ronald J. Lieberman
Name:	Ronald J. Lieberman
Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to Letter Agreement]

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EXHIBIT A

Merger Agreement Amendment

[Included as part of Annex A to the joint proxy statement/prospectus]

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EXHIBIT B

Executive Agreement Amendments

        [Attached as Exhibits 10.2, 10.4, 10.6, 10.8 and 10.10 to the Registration Statement on Form S-4 filed by Colony NorthStar, Inc. (File No.: 333-212739), of which this joint proxy statement/prospectus forms a part]

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Exhibit C

Amendment Release

NorthStar Asset Management Group, Colony Capital and NorthStar Realty Finance
Announce Adoption of Best-in-Class Corporate Governance Policies,
Amendments to Merger Agreement and Shareholder Support for Transaction

MSD (NSAM's Largest Shareholder) Enters into Voting Agreement to Support Merger

October 17, 2016—NorthStar Asset Management Group Inc. (NYSE: NSAM), Colony Capital, Inc. (NYSE: CLNY) and NorthStar Realty Finance Corp. (NYSE: NRF), today announced the adoption of a best-in-class corporate governance structure for the pro forma combined company, Colony NorthStar, Inc. ("Colony NorthStar", or the "Company"), and an agreement to amend the terms of the definitive merger agreement announced on June 3, 2016, pursuant to which the three companies will combine to form Colony NorthStar in an all-stock transaction.

Colony NorthStar Best-in-Class Corporate Governance Structure

The amendment to the merger agreement provides for a best-in-class governance structure for Colony NorthStar.

  1.
  New Independent Directors with Extensive Real Estate and Board Governance Experience.    Colony NorthStar's board will include two new independent directors, Jon A. Fosheim and Douglas Crocker II, who are each highly respected and recognized leaders in the real estate industry.

  2.
  Board Size to be Reduced.    Colony NorthStar's board will be comprised of 10 directors (a reduction from previously contemplated board size of 13 directors), with five members jointly selected by NSAM and NRF, including Messrs. Fosheim and Crocker, and five members selected by Colony. At the closing of the transaction, eight of the ten directors of the Colony NorthStar board will be independent under NYSE rules, including Colony's four current independent directors.

  3.
  No Classified Board.    All of Colony NorthStar's directors will stand for election annually.

  4.
  Will Opt out of MUTA.    Colony NorthStar will opt out of all of the provisions of Subtitle 8 of Title 3 of the Maryland General Corporation Law, otherwise referred to as the Maryland Unsolicited Takeover Act, that would have permitted Colony NorthStar's board to elect, without stockholder approval, to adopt a classified board structure and other anti-takeover provisions.

  5.
  Majority Voting Standard for Election of Directors.    In uncontested elections, members of Colony NorthStar's board will be elected by majority vote, with incumbent directors who are not re-elected being required to submit a resignation. A plurality vote standard will apply to contested elections.

  6.
  Stockholders Will be Permitted to Call Special Meetings.    Stockholders holding 25% of the Colony NorthStar voting power will be entitled to call a special meeting of stockholders. This is reduced from the majority requirement previously contemplated.

  7.
  Stockholders to Have the Right to Remove and Replace Directors.    Colony NorthStar stockholders will have the right to remove directors at a special meeting of stockholders, with or without cause, by majority vote. Colony NorthStar stockholders will also have the right to fill vacancies resulting from the removal of directors.

  8.
  Stockholders May Amend Bylaws.    Stockholders will be entitled to amend bylaws by majority vote. In addition, Colony NorthStar's board will not be permitted to unilaterally amend any bylaw

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    provisions adopted by stockholders. The prior charter provision permitted under Maryland law that precluded stockholders from amending Colony NorthStar's bylaws will be eliminated.

  9.
  Stockholder Approval will be Required to Increase the Number of Shares Available for Issuance.    The charter provision permitted under Maryland law that allowed the board to increase or decrease without stockholder approval the number of Colony NorthStar's shares available for issuance will be eliminated. Any such increase will require the approval of Colony NorthStar's stockholders by majority vote.

  10.
  Directors will be Subject to Stock Ownership Guidelines.    Directors will be required to maintain stock ownership equal to four times their annual cash retainer.

The management of NSAM, CLNY and NRF believe that having a shareholder-focused corporate governance structure will enhance Colony NorthStar's business and value to stockholders.

Incremental Cash Dividend for NSAM Shareholders

Per the amendment to the merger agreement, NSAM will pay its pre-closing stockholders a special cash dividend of $228 million (approximately $1.16 per share), an increase of $100 million above the $128 million special cash dividend NSAM was permitted to pay under the original merger agreement. This special dividend will be in addition to NSAM's regularly scheduled dividend of $0.10 per share payable in November.

Stockholder-Oriented Executive Compensation Plan

Colony NorthStar intends to implement a plan for executive compensation substantially similar to Colony's existing compensation program. The primary goal of the program would continue to be to align the interests of executive officers with those of stockholders in a way that allows the Company to attract and retain the best executive talent by rewarding favorable stockholder returns, the Company's competitive position within its segment of the real estate and investment management industries and each executive officer's long-term career contributions to the Company.

Severance Compensation

NSAM's Executive Chairman David Hamamoto, CEO and President Al Tylis, Chief Investment and Operating Officer Dan Gilbert, Chief Financial Officer Debra Hess, and Executive Vice President, General Counsel and Secretary Ron Lieberman, have each agreed that the number of Colony NorthStar shares that they will be entitled to receive for their previously reduced, contractually owed severance payments, which was to be determined based solely on the volume weighted average trading price of the Colony NorthStar shares over the five trading days following the closing of the merger, will be determined based on the greater of (i) a $15.00 per share price and (ii) the five trading day volume weighted average price of Colony NorthStar following the closing of the merger.

Mr. Hamamoto has also agreed to submit his resignation as a director of Colony NorthStar in the event that his equity interest in Colony NorthStar falls below 50% of his equity interest as of the closing of the transaction.

Merger Timing and Integration Update

The management of NSAM, CLNY and NRF plan to hold their respective shareholder meetings prior to the end of the year and close the merger in January 2017. Colony NorthStar's lending banks have reaffirmed their financing commitment for the transaction, and the company has made substantial progress on the merger integration planning and reiterates its strong capital position. At the close of the merger, the Company intends to commence payment of an annualized dividend of $1.08 per share, payable quarterly.

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Voting Agreement

In connection with the amendments, MSD Capital L.P. and MSD Partners L.P. and certain of their respective affiliates, which together own approximately 10.2% of NSAM's outstanding shares, have entered into a voting agreement whereby they have agreed to vote their shares in favor of the transaction at the NSAM special meeting.

MSD Capital and MSD Partners stated, "NorthStar and Colony have made some very important improvements to the terms and proposed structure of the merged company. The governance changes assure greater alignment with shareholders and we believe they will better position the new Colony NorthStar for future growth. We are pleased to support the new proposals and look forward to the closing of the merger and to the company's future success."

Richard B. Saltzman, Chief Executive Officer and President of Colony Capital, Inc., stated, "We are extremely pleased that the modifications described regarding improved corporate governance and the reduction in the potential maximum number of shares issued pursuant to contractually owed severance payments inure to the benefit of all future Colony NorthStar shareholders. Furthermore, we remain focused and are working hard on various integration and strategic planning matters in order to be well positioned for the anticipated closing of the transaction in January. Finally, we are delighted to have the support of MSD Capital and MSD Partners for this transformational merger."

The foregoing descriptions of the amendment to the merger agreement, the voting agreement and the agreements by the NSAM executives are only a summary and are qualified in their entirety by the amendment to the merger agreement, the voting agreement and the agreements with the executives that will be filed as exhibits to a Current Report on Form 8-K to be filed by each of NSAM, CLNY and NRF, as the case may be. The Company encourages all interested parties to read such agreements in their entirety, as they contain additional changes and provisions that are not discussed in this press release.

Detailed Biographies of Jon A. Fosheim and Douglas Crocker II

Jon A. Fosheim. Mr. Fosheim, age 65, is an independent director nominee of Colony NorthStar, Inc. Previously, Mr. Fosheim was the Chief Executive Officer of Oak Hill REIT Management, LLC ("Oak Hill") from 2005 until he retired in 2011. Oak Hill is a hedge fund specializing in REIT investments. From 1985 until 2005, Mr. Fosheim was a Principal and Co-founder of Green Street Advisors, a REIT advisory and consulting firm. Prior to that, Mr. Fosheim worked in institutional sales at Bear Stearns & Co., a global investment bank, and worked in the tax department at Touche Ross and Co. (now Deloitte LLP), an international accounting firm. Mr. Fosheim also serves as a member of the board of directors, including its audit committee and corporate governance committee, of Apple Hospitality REIT, Inc., a publicly traded REIT, positions he has held since January 2015. Mr. Fosheim also served as a member of the board of Associated Estates Realty Corporation, a publicly traded REIT, from February 2015 until August 2015, when the company was sold to a real estate fund managed by Brookfield Asset Management Inc. In addition, Mr. Fosheim is a director and chairman of the audit committee of the Arnold and Mabel Beckman Foundation, a nonprofit foundation established for the purpose of supporting scientific research. In 2003, Mr. Fosheim was a recipient of the National Association of Real Estate Investment Trusts (NAREIT) Industry Achievement Award.

Mr. Fosheim holds a Bachelor of Arts, Master of Business Administration and Juris Doctor, each from the University of South Dakota.

Douglas Crocker II. Mr. Crocker, age 76, is an independent director nominee of Colony NorthStar, Inc. Mr. Crocker has been the managing partner of DC Partners LLC, a firm that invests in and develops apartment properties, since 2013. From 2006 to 2013, Mr. Crocker was the Chairman of Pearlmark Multifamily Partners, L.L.C. (formerly known as Transwestern Multifamily Partners, L.L.C.), a commercial real estate firm. He was the Chief Executive Officer of Equity Residential, a multi-family residential REIT,

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from December 1992 until his retirement in December of 2002. During his more than 40 years of real estate experience, Mr. Crocker has previously served as: Executive Vice President of Equity Financial and Management Company, a subsidiary of Equity Group Investments, Inc. ("EGI"), which provides strategic direction and services for EGI's real estate and corporate activities; President, Chief Executive Officer and a director of First Capital Corporation, a sponsor of public limited real estate partnerships; Managing Director of Prudential Securities Inc., a financial services brokerage firm; Chief Executive Officer of McKinley Finance Group, a privately held company involved with real estate, banking and corporate finance; President of American Invesco, the nation's largest condominium conversion company; and Vice President of Arlen Realty and Development Company, a diversified real estate and retail company. Mr. Crocker currently is a member of the boards of directors of Acadia Realty Trust and Care Capital Properties, Inc., each publicly traded REITs, since 2003 and August 2015, respectively. Previously, during the past five years, Mr. Crocker was a member of the board of directors of the following publicly traded companies: Ventas, Inc. from 1998 until May 2016; CYS Investments, Inc. from 2007 to May 2015; Associated Estates Realty Corporation from December 2014 until August 2015, when the company was sold to a real estate fund managed by Brookfield Asset Management Inc.; and Post Properties, Inc. from 2004 to May 2012.

Mr. Crocker is a member of the National Multi-Housing Council, having previously served as its Chairman. In addition, Mr. Crocker currently serves as a trustee of Milton Academy and formerly served as a trustee of Urban Land Institute and DePaul. Mr. Crocker has been a five-time recipient of Commercial Property News' Multifamily Executive of the Year Award, a three-time winner of their REIT Executive of the Year Award, a three-time winner of Realty Stock Review's Outstanding CEO Award, and received the National Association of Real Estate Investment Trusts (NAREIT) 2010 Edward H. Linde Industry Leadership Award. Mr. Crocker is also a member of the National Association of Corporate Directors (NACD).

Mr. Crocker holds a Bachelor of Arts from Harvard University.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," or "potential" or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward looking statements: the failure to receive, on a timely basis or otherwise, the required approvals by NSAM, Colony and NRF stockholders, governmental or regulatory agencies and third parties; the risk that a condition to closing of the merger may not be satisfied; each company's ability to consummate the merger; operating costs and business disruption may be greater than expected; the ability of each company to retain its senior executives and maintain relationships with business partners pending consummation of the merger; the ability to realize substantial efficiencies and synergies as well as anticipated strategic and financial benefits; and the impact of legislative, regulatory and competitive changes. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in each company's reports filed from time to time with the Securities and Exchange Commission (the "SEC"), including each company's most recently filed Quarterly Report on Form 10-Q. There can be no assurance that the merger will in fact be consummated.

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We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this communication. None of NSAM, Colony or NRF is under any duty to update any of these forward-looking statements after the date of this communication, nor to conform prior statements to actual results or revised expectations, and none of NSAM, Colony or NRF intends to do so.

Additional Information and Where to Find It

In connection with the proposed transaction, Colony NorthStar, a Maryland subsidiary of NSAM that will be the surviving parent company of the combined company, filed with the SEC a registration statement on Form S-4 (File No.: 333-212739) that includes a joint proxy statement of NSAM, Colony and NRF and that also constitutes a prospectus of Colony NorthStar. The registration statement has not yet become effective. Each of NSAM, Colony, NRF and Colony NorthStar may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document which NSAM, Colony, NRF or Colony NorthStar may file with the SEC. INVESTORS AND SECURITY HOLDERS OF NSAM, COLONY AND NRF ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 INITIALLY FILED BY COLONY NORTHSTAR ON JULY 29, 2016, AS AMENDED FROM TIME TO TIME, THAT INCLUDES A JOINT PROXY STATEMENT/PROSPECTUS FROM EACH OF NSAM, COLONY AND NRF, THE CURRENT REPORTS ON FORM 8-K FILED BY EACH OF NSAM, COLONY AND NRF ON JUNE 3, 2016, JUNE 7, 2016, JUNE 8, 2016 AND JULY 29, 2016 IN CONNECTION WITH THE MERGER AGREEMENT, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by NSAM, Colony, NRF and Colony NorthStar (when available) through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of NSAM, Colony or NRF at the following:

Contacts:
NorthStar Asset Management Group Inc.
Megan Gavigan / Emily Deissler / Hayley Cook
Sard Verbinnen & Co.
(212) 687-8080

Colony Capital, Inc.
Owen Blicksilver
Owen Blicksilver PR, Inc.
(516) 742-5950
or
Lasse Glassen
Addo Communications, Inc.
(310) 829-5400
lasseg@addocommunications.com

NorthStar Realty Finance Corp.
Joe Calabrese
Investor Relations
(212) 827-3772

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Participants in the Solicitation

Each of NSAM, Colony and NRF and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their respective shareholders in connection with the proposed transaction. Information regarding NSAM's directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in NSAM's Annual Report on Form 10-K for the year ended December 31, 2015, as amended by its Form 10-K/A filed with the SEC on April 29, 2016 and Current Reports on Form 8-K filed by NSAM with the SEC on June 3, 2016, June 7, 2016, June 8, 2016 and July 29, 2016 in connection with the proposed transaction. Information regarding Colony's directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Colony's Annual Report on Form 10-K for the year ended December 31, 2015, its annual proxy statement filed with the SEC on March 31, 2016 and Current Reports on Form 8-K filed by Colony with the SEC on June 3, 2016, June 7, 2016, June 8, 2016 and July 29, 2016 in connection with the proposed transaction. Information regarding NRF's directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in NRF's Annual Report on Form 10-K for the year ended December 31, 2015, as amended by its Form 10-K/A filed with the SEC on April 28, 2016 and Current Reports on Form 8-K filed by NRF with the SEC on June 3, 2016, June 7, 2016, June 8, 2016 and July 29, 2016 in connection with the proposed transaction. A more complete description is available in the registration statement on Form S-4 and the joint proxy statement/prospectus initially filed by Colony NorthStar with the SEC on July 29, 2016, as amended from time to time. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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Exhibit D

The Proposals

NSAM proposals

  •
  Proposal to approve the merger of NSAM with and into Colony NorthStar Inc. ("Colony Northstar") and the adoption of the Merger Agreement;

  •
  Proposal to approve a provision in the Colony NorthStar charter containing certain Colony NorthStar stock ownership and transfer restrictions, including a prohibition on any person actually or constructively owning more than 9.8% in value of the aggregate of the outstanding shares of Colony NorthStar's capital stock, or 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Colony NorthStar class A common stock, class B common stock and performance common stock, unless the Colony NorthStar board exempts the person from such ownership limitations;

  •
  Proposal to approve, by non-binding, advisory vote, the compensation that may become payable to the NSAM named executive officers in connection with the transactions contemplated by the Merger Agreement; and

  •
  Proposal to adjourn the NSAM Special Meeting, if necessary or appropriate, as determined by NSAM, to solicit additional proxies in favor of the foregoing proposals.

Colony Proposals

  •
  Proposal to approve the merger of Colony with and into Colony NorthStar and the transactions, to the extent applicable to Colony, contemplated by the Merger Agreement;

  •
  Proposal to approve a provision in the Colony NorthStar charter containing certain Colony NorthStar stock ownership and transfer restrictions, including a prohibition on any person actually or constructively owning more than 9.8% in value of the aggregate of the outstanding shares of Colony NorthStar's capital stock, or 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Colony NorthStar class A common stock, class B common stock and performance common stock, unless the Colony NorthStar board exempts the person from such ownership limitations;

  •
  Proposal to approve, by non-binding, advisory vote, the compensation that may become payable to the Colony named executive officers in connection with in connection with the transactions contemplated by the Merger Agreement; and

  •
  Proposal to adjourn the Colony Special Meeting, if necessary or appropriate, as determined by Colony, to solicit additional proxies in favor of the foregoing proposals.

NRF Proposals

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  •
  Proposal to approve the merger of New Sirius Merger Sub with and into NRF;

  •
  Proposal to approve a provision in the Colony NorthStar charter containing certain Colony NorthStar stock ownership and transfer restrictions, including a prohibition on any person actually or constructively owning more than 9.8% in value of the aggregate of the outstanding shares of Colony NorthStar's capital stock, or 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Colony NorthStar class A common stock, class B common stock and performance common stock, unless the Colony NorthStar board exempts the person from such ownership limitations;

  •
  Proposal to approve, by non-binding, advisory vote, the compensation that may become payable to the NRF named executive officers in connection with in connection with the transactions contemplated by the Merger Agreement; and

  •
  Proposal to adjourn the NRF Special Meeting, if necessary or appropriate, as determined by NRF, to solicit additional proxies in favor of the foregoing proposals.

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- 0 COLONY CAPITAL, INC. Proxy for Special Meeting of Stockholders on December 20, 2016 Solicited on Behalf of the Board of Directors The undersigned stockholder of Colony Capital, Inc. (“Colony”) hereby appoints Darren J. Tangen and Ronald M. Sanders, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of common stock of Colony which the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Stockholders of Colony (the “Special Meeting”) to be held on December 20, 2016 at 11:00 a.m., Eastern time, at Morgan Stanley, 522 5th Avenue, Conference Room 3A, New York, NY 10036, and at any adjournments or postponements thereof, and at the discretion of the proxies on any other matters that may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and of the accompanying Joint Proxy Statement/Prospectus, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Special Meeting. If specific voting instructions are not provided and the signed card is returned, the proxies will vote in accordance with the Board of Directors’ recommendations listed on the reverse side. (Continued and to be signed on the reverse side.) 14475 1.1

SPECIAL MEETING OF STOCKHOLDERS OF COLONY CAPITAL, December 20, 2016 INC. INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST on December 19, 2016. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Special Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00030000300030300100 3 122016 changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, AND "FOR" PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x This proxy, when properly executed, will be voted in the manner directed herein. If this proxy is executed but no instruction is given, this proxy will be voted "FOR" Proposal 1, "FOR" Proposal 2, "FOR” Proposal 3, and "FOR" Proposal 4. The proxies are hereby authorized to vote in their discretion upon such other matters as may properly come before the meeting or any postponements or adjournments thereof. The undersigned hereby acknowledges receipt of Notice of Special Meeting and of the accompanying Joint Proxy Statement/Prospectus, the terms of each of which are incorporated by reference, and hereby revokes any proxy or proxies heretofore given with respect to the matters set forth herein. FOR AGAINST ABSTAIN Proposal 1. A proposal to approve the merger of Colony with and into Colony NorthStar, Inc., (“Colony NorthStar”) with Colony NorthStar surviving the merger, and the transactions, to the extent applicable to Colony contemplated by the Agreement and Plans of Merger, dated as of June 2, 2016, among Colony, NorthStar Asset Management Group Inc. (“NSAM”), NorthStar Realty Finance Corp. (“NRF”), Colony NorthStar, New Sirius Inc., NorthStar Realty Finance Limited Partnership, Sirius Merger Sub-T, LLC, and New Sirius Merger Sub, LLC (as amended from time to time, the “merger agreement”), pursuant to which NSAM, Colony and NRF through a series of transactions will merge with and into Colony NorthStar (the “Mergers”). FOR AGAINST ABSTAIN Proposal 2. A proposal to approve a provision in the Colony NorthStar charter containing certain Colony NorthStar stock ownership and transfer restrictions, including a prohibition on any person actually or constructively owning more than 9.8% in value of the aggregate of the outstanding shares of Colony NorthStar’s capital stock, or 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Colony NorthStar class A common stock, class B common stock and performance common stock, unless the Colony NorthStar board exempts the person from such ownership limitations. FOR AGAINST ABSTAIN Proposal 3. A proposal to approve, by non-binding, advisory vote, the compensation that may become payable to the Colony named executive officers in connection with the Mergers. FOR AGAINST ABSTAIN Proposal 4. A proposal to adjourn the Special Meeting, if necessary or appropriate, as determined by Colony, to solicit additional proxies in favor of Proposal 1, Proposal 2 and Proposal 3. Each of Proposals 1 and 2 will not be deemed approved unless the other is approved. CHECK HERE ONLY IF YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Shareholder Date: Signature of ShareholderDate: NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Special Meeting of Stockholders, Joint Proxy Statement/Prospectus and Proxy Card are available at - http://www.astproxyportal.com/ast/COLONY COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS